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As filed with the Securities and Exchange Commission on December 16, 2009

Registration No. 333-[    •    ]

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ☐
Post-Effective Amendment No. ☐
(Check appropriate box or boxes)

Ares Capital Corporation
(Exact Name of Registrant as Specified in Charter)

280 Park Avenue, 22nd Floor
Building East
New York, New York 10017
(Address of Principal Executive Offices)

Telephone Number: (212) 750-7300
(Area Code and Telephone Number)

Michael D. Weiner
c/o Ares Management LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067
(310) 201-4200
(Name and Address of Agent for Service)

Copies to:

Michael A. Woronoff Monica J. Shilling Proskauer Rose LLP 2049 Century Park East, 32nd Floor Los Angeles, CA 90067 Telephone: (310) 557-2900	Cynthia M. Krus Sutherland Asbill & Brennan LLP 1275 Pennsylvania Ave., NW Washington, DC 20004 Telephone: (202) 383-0100

         Approximate Date of Proposed Public Offering:    As soon practicable as after this registration statement becomes effective and upon completion of the merger described in the enclosed document.

Calculation of Registration Fee
under the Securities Act of 1933:

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Share of Common Stock	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(3)

Common Stock, $0.001 par value per share	67,962,680 shares	N/A	$240,587,887.20	$13,424.80

(1)
The number of shares to be registered represents the maximum number of shares of the registrant's common stock estimated to be issuable in connection with the merger agreement described in the enclosed document (assuming all "in-the-money" Allied Capital stock options are exercised for shares of Ares Capital common stock). Pursuant to Rule 416, this registration statement also covers additional securities that may be issued as a result of stock splits, stock dividends or similar transactions.

(2)
Estimated solely for the purpose of calculating the registration fee and calculated pursuant to Rules 457(c) and 457(f)(1) under the Securities Act of 1933, as amended, the proposed maximum aggregate offering price is equal to: (1) $3.54, the average of the high and low prices per share of Allied Capital Corporation's common stock (the securities to be cancelled in the merger) on December 14, 2009, as reported on the New York Stock Exchange, multiplied by (2) 67,962,680, the maximum number of shares of the registrant's common stock expected to be issued in accordance with the terms of the merger agreement (assuming all "in-the-money" Allied Capital stock options are exercised for shares of Ares Capital common stock).

(3)
Based on a rate of $55.80 per $1,000,000 of the proposed maximum aggregate offering price.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This document shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

PRELIMINARY—SUBJECT TO COMPLETION—DATED DECEMBER 16, 2009

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

Dear Stockholder,

        On October 26, 2009, Allied Capital Corporation, or "Allied Capital," and Ares Capital Corporation, or "Ares Capital," announced a strategic business combination in which ARCC Odyssey Corp., a wholly owned subsidiary of Ares Capital, or "Merger Sub," would merge with and into Allied Capital and, immediately thereafter, Allied Capital would merge with and into Ares Capital.

        If the merger of Merger Sub into Allied Capital is completed, holders of Allied Capital common stock will have a right to receive 0.325 shares of Ares Capital common stock for each share of Allied Capital common stock held immediately prior to such merger. In connection with such merger, Ares Capital expects to issue a maximum of approximately 58.3 million shares of its common stock (assuming that holders of all "in-the-money" Allied Capital stock options elect to be cashed out), subject to adjustment in certain limited circumstances.

        Allied Capital and Ares Capital are specialty finance companies that are closed-end, non-diversified management investment companies. They are both incorporated in Maryland and have elected to be regulated as business development companies under the Investment Company Act of 1940. Ares Capital's investment objective is to generate both current income and capital appreciation through debt and equity investments. Allied Capital has a similar investment objective to achieve current income and capital gains.

        The market value of the merger consideration will fluctuate with the market price of Ares Capital common stock. The following table shows the closing sale prices of Ares Capital common stock and Allied Capital common stock as reported on the NASDAQ Global Select Market, or "NASDAQ," and the New York Stock Exchange, or the "NYSE," respectively, on October 23, 2009, the last trading day before the public announcement of the merger, and on [    •    ], 20[    •    ], the last trading day before the distribution of this document.

        This table also shows the implied value of the merger consideration proposed for each share of Allied Capital common stock, which was calculated by multiplying the closing price of Ares Capital common stock on those dates by 0.325, the exchange ratio.

	Ares Capital Common Stock		Allied Capital Common Stock		Implied Value of One Share of Allied Capital Common Stock
Closing Price at October 23, 2009		$10.69		$2.73		$3.47
Closing Price at [ • ], 20[ • ]	$		$		$

        You should obtain current stock price quotations for Ares Capital common stock and Allied Capital common stock. Ares Capital common stock trades on NASDAQ under the symbol "ARCC." Allied Capital common stock trades on the NYSE and NASDAQ under the symbol "ALD."

        The merger and subsequent combination are intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986 and holders of Allied Capital common stock are not expected to recognize any gain or loss for U.S. federal income tax purposes upon the exchange of shares of Allied Capital common stock for shares of Ares Capital common stock, except with respect to any cash received instead of fractional shares of Ares Capital common stock.

        At a special meeting of Allied Capital stockholders, Allied Capital stockholders will be asked to vote on the approval of the merger and the merger agreement described in this document. Approval of the merger and the merger agreement requires the affirmative vote of two-thirds of Allied Capital's outstanding shares entitled to vote on the matter.

        At a special meeting of Ares Capital stockholders, Ares Capital stockholders will be asked to vote on the issuance of Ares Capital common stock in connection with the merger. The stock issuance proposal requires the affirmative vote of at least a majority of all of the votes cast on the matter at a meeting at which a quorum is present.

        After careful consideration, the board of directors of Allied Capital unanimously recommends that its stockholders vote "FOR" approval of the merger and the merger agreement and "FOR" approval of the proposal to adjourn the Allied Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Allied Capital special meeting to approve the foregoing proposal.

        This document concisely describes the special meetings, the merger, the documents related to the merger and other related matters that an Allied Capital stockholder ought to know before voting on the proposals described herein and should be retained for future reference. Please carefully read this entire document, including "Risk Factors" beginning on page 43, for a discussion of the risks relating to the merger. You also can obtain information about Ares Capital and Allied Capital from documents that each has filed with the Securities and Exchange Commission. See "Where You Can Find More Information" for instructions on how to obtain such information.

Sincerely,
William L. Walton
 Chairman of the Board of Directors
Allied Capital Corporation

        The Securities and Exchange Commission has not approved or disapproved the Ares Capital common stock to be issued under this document or determined if this document is accurate or adequate. Any representation to the contrary is a criminal offense.

        The date of this document is [    •    ], 20[    •    ] and it is first being mailed or otherwise delivered to Allied Capital stockholders on or about [    •    ], 20[    •    ].

Allied Capital Corporation 1919 Pennsylvania Avenue, N.W. Washington, D.C. 20006 (202) 721-6100	Ares Capital Corporation 280 Park Avenue, 22nd Floor Building East New York, NY 10017 (212) 750-7300

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This document shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

PRELIMINARY—SUBJECT TO COMPLETION—DATED DECEMBER 16, 2009

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

Dear Stockholder,

        On October 26, 2009, Ares Capital Corporation, or "Ares Capital," and Allied Capital Corporation, or "Allied Capital," announced a strategic business combination in which ARCC Odyssey Corp., a wholly owned subsidiary of Ares Capital, or "Merger Sub," would merge with and into Allied Capital and, immediately thereafter, Allied Capital would merge with and into Ares Capital.

        If the merger of Merger Sub and Allied Capital is completed, holders of Allied Capital common stock will have a right to receive 0.325 shares of Ares Capital common stock for each share of Allied Capital common stock held immediately prior to such merger. In connection with such merger, Ares Capital expects to issue a maximum of approximately 58.3 million shares of its common stock (assuming that holders of all "in-the-money" Allied Capital stock options elect to be cashed out), subject to adjustment in certain limited circumstances.

        Ares Capital and Allied Capital are specialty finance companies that are closed-end, non-diversified management investment companies. They are both incorporated in Maryland and have elected to be regulated as business development companies under the Investment Company Act of 1940. Ares Capital's investment objective is to generate both current income and capital appreciation through debt and equity investments. Allied Capital has a similar investment objective to achieve current income and capital gains.

        The market value of the merger consideration will fluctuate with the market price of Ares Capital common stock. The following table shows the closing sale prices of Ares Capital common stock and Allied Capital common stock as reported on the NASDAQ Global Select Market, or "NASDAQ," and the New York Stock Exchange, or the "NYSE," respectively, on October 23, 2009, the last trading day before the public announcement of the merger, and on [    •    ], 20[    •    ], the last trading day before the distribution of this document.

        This table also shows the implied value of the merger consideration proposed for each share of Allied Capital common stock, which was calculated by multiplying the closing price of Ares Capital common stock on those dates by 0.325, the exchange ratio.

	Ares Capital Common Stock		Allied Capital Common Stock		Implied Value of One Share of Allied Capital Common Stock
Closing Price at October 23, 2009		$10.69		$2.73		$3.47
Closing Price at [ • ], 20[ • ]	$		$		$

        The merger and subsequent combination are intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986 and holders of Allied Capital common stock are not expected to recognize any gain or loss for U.S. federal income tax purposes upon the exchange of shares of Allied Capital common stock for shares of Ares Capital common stock, except with respect to any cash received instead of fractional shares of Ares Capital common stock.

        The market prices of both Ares Capital common stock and Allied Capital common stock will fluctuate before the merger. You should obtain current stock price quotations for Ares Capital and Allied Capital common stock. Ares Capital common stock trades on NASDAQ under the symbol "ARCC." Allied Capital common stock trades on the NYSE and NASDAQ under the symbol "ALD."

        At a special meeting of Ares Capital stockholders, Ares Capital stockholders will be asked to vote on the issuance of Ares Capital common stock in connection with the merger. The stock issuance proposal requires the affirmative vote of at least a majority of all of the votes cast on the matter at a meeting at which a quorum is present.

        At a special meeting of Allied Capital stockholders, Allied Capital stockholders will be asked to vote on the approval of the merger and the merger agreement. The affirmative vote of the holders of two-thirds of the shares of Allied Capital common stock outstanding and entitled to vote is required to approve such matters.

        After careful consideration, the board of directors of Ares Capital unanimously recommends that its stockholders vote "FOR" approval of the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement described in this document and "FOR" approval of the proposal to adjourn the Ares Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Ares Capital special meeting to approve the foregoing proposal.

        This document concisely describes the special meetings, the merger, the documents related to the merger and other related matters that an Ares Capital stockholder ought to know before voting on the proposals described herein and should be retained for future reference. Please carefully read this entire document, including "Risk Factors" beginning on page 43, for a discussion of the risks relating to the merger. You also can obtain information about Ares Capital and Allied Capital from documents that each has filed with the Securities and Exchange Commission. See "Where You Can Find More Information" for instructions on how to obtain such information.

Sincerely,
Bennett Rosenthal Chairman of the Board of Directors

        The Securities and Exchange Commission has not approved or disapproved the Ares Capital common stock to be issued under this document or determined if this document is accurate or adequate. Any representation to the contrary is a criminal offense.

        The date of this document is [    •    ], 20[    •    ] and it is first being mailed or otherwise delivered to Ares Capital stockholders on or about [    •    ], 20[    •    ].

Allied Capital Corporation 1919 Pennsylvania Avenue, N.W. Washington, D.C. 20006 (202) 721-6100	Ares Capital Corporation 280 Park Avenue, 22nd Floor Building East New York, NY 10017 (212) 750-7300

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF ALLIED CAPITAL

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of Allied Capital Corporation:

        You are cordially invited to a special meeting of stockholders of Allied Capital Corporation, or "Allied Capital," to be held at [    •    ] on [    •    ], 20[    •    ], at [    •    ] to consider and vote on the following matters:

  1.
  A proposal to approve the merger of ARCC Odyssey Corp., a wholly owned subsidiary of Ares Capital Corporation, or "Ares Capital," with and into Allied Capital and to approve the Agreement and Plan of Merger, as such agreement may be amended from time to time, or the "merger agreement," dated as of October 26, 2009, among Allied Capital, Ares Capital and ARCC Odyssey Corp.; and

  2.
  A proposal to approve the adjournment of the Allied Capital special meeting, if necessary or appropriate, to solicit additional proxies, if there are not sufficient votes at the time of the Allied Capital special meeting to approve the foregoing proposal.

        You have the right to receive notice of and to vote at the Allied Capital special meeting if you were a stockholder of record at the close of business on [    •    ], 20[    •    ]. Whether or not you expect to be present in person at the Allied Capital special meeting, please sign the enclosed proxy and return it promptly in the envelope provided or authorize your proxy by telephone or through the Internet. Instructions are shown on the proxy card.

        You have the option to revoke the proxy at any time prior to the meeting or to vote your shares personally on request if you attend the meeting.

        The Allied Capital board of directors has unanimously approved the merger and the merger agreement and unanimously recommends that Allied Capital stockholders vote "FOR" approval of the merger and the merger agreement and "FOR" approval of the proposal to adjourn the Allied Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Allied Capital special meeting to approve the foregoing proposal.

By Order of the Board of Directors,

Miriam G. Krieger
 Executive Vice President
and Corporate Secretary

Washington, DC
 [    •    ], 20[    •    ]

This is an important meeting. To ensure proper representation at the Allied Capital special meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, vote your shares by telephone or vote via the Internet. Even if you vote your shares prior to the Allied Capital special meeting, you still may attend the Allied Capital special meeting and vote your shares in person.

Ares Capital Corporation
280 Park Avenue, 22nd Floor
Building East
New York, NY 10017

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [    •    ], 20[    •    ]

To the Stockholders of Ares Capital Corporation:

        Notice is hereby given that Ares Capital Corporation, a Maryland corporation, or "Ares Capital," will hold a Special Meeting of the Stockholders of Ares Capital, or the "Ares Capital special meeting," on [    •    ], 20[    •    ] at [    •    ], [    •    ] Time, at [    •    ], [    •    ], [    •    ], [    •    ], United States [    •    ] for the following purposes:

          1.     To consider and vote upon a proposal to approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the Agreement and Plan of Merger, as such agreement may be amended from time to time, or the "merger agreement," dated as of October 26, 2009, among Ares Capital, Allied Capital Corporation, or "Allied Capital," and ARCC Odyssey Corp., a wholly owned subsidiary of Ares Capital, or "Merger Sub"; and

          2.     To consider and vote upon a proposal to approve the adjournment of the Ares Capital special meeting, if necessary or appropriate, to solicit additional proxies, if there are not sufficient votes at the time of the Ares Capital special meeting to approve the foregoing proposal.

        You have the right to receive notice of, and to vote at, the Ares Capital special meeting if you were a stockholder of record at the close of business on [    •    ], 20[    •    ]. Whether or not you expect to be present in person at the Ares Capital special meeting, we urge you to promptly fill out, sign and date the enclosed proxy card and return it promptly in the envelope provided or authorize your proxy by telephone or through the Internet. Instructions are shown on the proxy card.

        You have the option to revoke the proxy at any time prior to the meeting or to vote your shares personally on request if you attend the meeting.

        The Ares Capital board of directors has unanimously approved the merger and the merger agreement and the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement and unanimously recommends that Ares Capital stockholders vote "FOR" approval of the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement and "FOR" approval of the proposal to adjourn the Ares Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Ares Capital special meeting to approve the foregoing proposal.

                      By Order of the Board of Directors,

                      Merritt S. Hooper
                       Secretary

New York, New York
 [    •    ], 20[    •    ]

This is an important meeting. To ensure proper representation at the Ares Capital special meeting, please complete, sign, date and return the proxy card in the enclosed self-addressed envelope. Even if you vote your shares prior to the Ares Capital special meeting, you still may attend the Ares Capital special meeting and vote your shares in person.

i

ii

iii

ABOUT THIS DOCUMENT

        This document, which forms part of a registration statement on Form N-14 filed with the Securities and Exchange Commission, or the "SEC," by Ares Capital Corporation (File No. 333-[    •    ]), constitutes a prospectus of Ares Capital Corporation under Section 5 of the Securities Act of 1933, or the "Securities Act," with respect to the shares of Ares Capital Corporation common stock to be issued to Allied Capital Corporation common stockholders as required by the merger agreement.

        This document also constitutes a joint proxy statement under Section 14(a) of the Securities Exchange Act of 1934, or the "Exchange Act." It also constitutes a notice of meeting with respect to the special meetings of Allied Capital Corporation common stockholders, at which Allied Capital Corporation common stockholders will be asked to vote on a proposal to approve the merger and the merger agreement, and Ares Capital Corporation common stockholders, at which Ares Capital Corporation common stockholders will be asked to vote on the issuance of Ares Capital Corporation common stock in connection with the merger.

        You should rely only on the information contained in this document. No one has been authorized to provide you with information that is different from that contained in this document. This document is dated [    •    ], 20[    •    ]. You should not assume that the information contained in this document is accurate as of any date other than that date. Neither the mailing of this document to Ares Capital Corporation common stockholders or Allied Capital Corporation common stockholders nor the issuance by Ares Capital Corporation of common stock in connection with the merger will create any implication to the contrary.

        This document does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

        Except where the context otherwise indicates, information contained in this document regarding Ares Capital Corporation has been provided by Ares Capital Corporation and information contained in this document regarding Allied Capital Corporation has been provided by Allied Capital Corporation .

 QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETINGS AND THE MERGER

        The questions and answers below highlight only selected procedural information from this document. They do not contain all of the information that may be important to you. You should read carefully this entire document to fully understand the merger agreement and the transactions contemplated thereby, including the merger and subsequent combination, and the voting procedures for the Allied Capital and Ares Capital special meetings. Unless otherwise indicated in this document or the context otherwise requires, throughout this document we generally refer to Ares Capital Corporation and, where applicable, its consolidated subsidiaries as "Ares Capital," its investment adviser Ares Capital Management LLC as "Ares Capital Management" or as "investment adviser," Ares Management LLC, the sole member of Ares Capital Management, as "Ares Management," Ares Operations LLC as "Ares Operations," Ares Partners Management Company LLC and its affiliated companies, including Ares Management, as "Ares," Allied Capital Corporation and, where applicable, its consolidated subsidiaries as "Allied Capital," ARCC Odyssey Corp., a wholly owned subsidiary of Ares Capital, as "Merger Sub," the merger of Merger Sub with and into Allied Capital as the "merger," the merger of Allied Capital with and into Ares Capital as the "subsequent combination" and the effective time of the merger as the "effective time."

Q:    Why am I receiving these materials?

A:
Allied Capital and Ares Capital are sending these materials to their respective stockholders to help them decide how to vote their shares of Allied Capital or Ares Capital common stock, as the case may be, at their respective special meetings concerning the merger. At the Allied Capital special meeting, Allied Capital common stockholders will be asked to vote on a proposal to approve the merger and the merger agreement or approval to adjourn the Allied Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Allied Capital special meeting to approve the foregoing proposal. At the Ares Capital special meeting, Ares Capital common stockholders will be asked to vote on the issuance of Ares Capital common stock in connection with the merger or approval to adjourn the Ares Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Ares Capital special meeting to approve the foregoing proposal. Information about these meetings and the merger is contained in this document.

  The boards of directors of Allied Capital and Ares Capital have both unanimously approved the merger and the merger agreement as in the best interests of Allied Capital and Ares Capital, respectively, and their respective stockholders. Please see the section entitled "Reasons for the Merger" for an important discussion of the merger.

  This document summarizes the information regarding the matters to be voted upon at the special meetings of Allied Capital and Ares Capital. However, you do not need to attend your special meeting to vote your shares. You may simply sign the enclosed proxy and return it promptly in the envelope provided or authorize your proxy by telephone or through the Internet. Instructions are shown on the proxy card. It is very important that you vote your shares at your special meeting. The merger cannot be completed unless Allied Capital stockholders approve the merger and the merger agreement and Ares Capital stockholders approve the issuance of Ares Capital common stock in connection with the merger.

  If you hold some or all of your shares in a brokerage account, your broker will not be permitted to vote your shares unless you provide them with instructions on how to vote your shares. For this reason, you should provide your broker with instructions on how to vote your shares or arrange to attend your special meeting and vote your shares in person. Stockholders are urged to authorize proxies by telephone or the Internet if their broker has provided them with the opportunity to do so. See your voting instruction form for details. If your broker holds your shares and you attend your special meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the special meeting.

  If you are an Allied Capital stockholder and do not provide your broker with instructions or attend the Allied Capital special meeting, it will have the same effect as a vote "against" approval of the merger and the merger agreement.

Q:    When and where is the Allied Capital special meeting?

A:
The Allied Capital special meeting will take place on [    •    ], 20[    •    ] at [    •    ], [    •    ] Time, at [    •    ], [    •    ], [    •    ], [    •    ], United States [    •    ].

Q:    When and where is the Ares Capital special meeting?

A:
The Ares Capital special meeting will take place on [    •    ], 20[    •    ] at [    •    ], [    •    ] Time, at [    •    ], [    •    ], [    •    ], [    •    ], United States [    •    ].

Q:    What is happening at the Allied Capital special meeting?

A:
Allied Capital stockholders are being asked to consider and vote on the following matters at their special meeting:

•
a proposal to approve the merger and the merger agreement among Ares Capital, Allied Capital and Merger Sub, as such agreement may be amended from time to time; and

•
a proposal to approve the adjournment of the Allied Capital special meeting, if necessary or appropriate, to solicit additional proxies, if there are not sufficient votes at the time of the Allied Capital special meeting to approve the foregoing proposal.

Q:    What is happening at the Ares Capital special meeting?

A:
Ares Capital stockholders are being asked to consider and vote on the following matters at their special meeting:

•
a proposal to approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement among Ares Capital, Allied Capital and Merger Sub, as such agreement may be amended from time to time; and

•
a proposal to approve the adjournment of the Ares Capital special meeting, if necessary or appropriate, to solicit additional proxies, if there are not sufficient votes at the time of the Ares Capital special meeting to approve the foregoing proposal.

Q:    What will happen in the merger and subsequent combination?

A:
Subject to the terms and conditions of the merger agreement, the transactions contemplated by the merger agreement will be accomplished in two steps. In the first step, Merger Sub will merge with and into Allied Capital and the separate corporate existence of Merger Sub will cease. Immediately thereafter, in the subsequent combination, Allied Capital will merge with and into Ares Capital and the separate corporate existence of Allied Capital will cease. Ares Capital will be the surviving entity of the subsequent combination and Ares Capital will succeed to and assume all the rights and obligations of Allied Capital and will continue its existence as a corporation under Maryland law.

Q:    What will Allied Capital stockholders receive in the merger?

A:
Each Allied Capital stockholder will be entitled to receive 0.325 shares of Ares Capital common stock for each share of Allied Capital common stock owned by such Allied Capital stockholder immediately prior to the merger, or the "exchange ratio," subject to the payment of cash instead of fractional shares. For example, if an Allied Capital stockholder currently owns 100 shares of

  Allied Capital common stock, then, as a result of the merger, the stockholder will receive 32 shares of Ares Capital common stock, plus cash instead of the fractional 0.5 share of Ares Capital common stock, in exchange for the stockholder's 100 shares of Allied Capital common stock.

  On October 23, 2009, the last full trading day before the public announcement of the merger, the closing price of Ares Capital common stock on the NASDAQ Global Select Market, or "NASDAQ," was $10.69. Based upon this closing price, each share of Allied Capital common stock had an implied value of $3.47 per share and the aggregate value of the stock consideration in the merger, including outstanding "in-the-money" options (assuming a value per Allied Capital common share of $3.47), would have been approximately $648 million. On [    •    ], 20[    •    ], the last trading day prior to the printing of this document, the closing price of Ares Capital common stock on NASDAQ was $[    •    ], and the closing price of Allied Capital's shares of common stock on the New York Stock Exchange, or the "NYSE," was $[    •    ]. Until the merger is completed, the value of the shares of Ares Capital common stock to be issued in the merger will continue to fluctuate but the number of shares to be issued to Allied Capital stockholders will remain fixed.

  The term "implied value" refers to the value of the Ares Capital common stock that Allied Capital stockholders would receive if the merger took place on a given day, based on the market price of Ares Capital common stock on such date. The value of Ares Capital common stock to be received in the merger will continue to fluctuate and, as a result, Allied Capital stockholders will not know the value of the Ares Capital common stock they will receive in the merger at the time they vote.

Q:    Is the exchange ratio subject to any adjustment?

A:
Generally, no. The exchange ratio will only be adjusted if the outstanding shares of Ares Capital common stock have themselves been increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend (other than as a result of shares delivered pursuant to Ares Capital's dividend reinvestment plan) or dividend payable in any other securities shall be declared with a record date prior to closing or if any other similar event shall have occurred.

Q:    Who is responsible for paying the expenses relating to completing the merger, including the preparation of this document and the solicitation of proxies?

A:
In general, Allied Capital and Ares Capital will each be responsible for its own expenses incurred in connection with the completion of the transactions contemplated by the merger agreement. However, the costs and expenses of printing and mailing the registration statement (of which this document forms a part) and all filing and other fees paid to the SEC in connection with the merger and all filing and other fees in connection with any filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or the "HSR Act," will be borne equally by Allied Capital and Ares Capital. See "Description of the Merger Agreement—Expenses and Fees."

Q:    What will happen to Allied Capital stock options at the effective time?

A:
At the effective time, each Allied Capital stock option that has not been exercised will be cancelled and, if the exercise price of such option is less than the product of (1) the average closing price per share of Ares Capital common stock for the five consecutive trading days immediately preceding the closing and (2) the exchange ratio of 0.325, then the holder of such option will have the right to receive, at such holder's election, cash or shares of Ares Capital common stock (and cash, without interest, instead of any fractional shares) in an amount equal to such difference. Holders of Allied Capital stock options should consult with their own tax advisors to determine the tax consequences of their election and any cash or stock received by them.

Q:    Will I receive dividends after the merger?

A:
Ares Capital currently intends to distribute quarterly dividends to its stockholders. For a history of the dividends and distributions paid by Ares Capital since January 1, 2007, see "Market Price, Dividend and Distribution Information." The amount and timing of past dividends and distributions are not a guarantee of any future dividends or distributions, or the amount thereof, the payment, timing and amount of which will be determined by Ares Capital's board of directors and depend on Ares Capital's cash requirements, its financial condition and earnings, contractual restrictions, legal and regulatory considerations and other factors.

  For a history of the dividends and distributions paid by Allied Capital since January 1, 2007, see "Market Price, Dividend and Distribution Information."

  No dividends or other distributions with respect to shares of Ares Capital common stock will be paid to any former Allied Capital stockholders who held their shares in certificated form and who have not surrendered their certificates to the exchange agent for shares of Ares Capital common stock until such certificates are surrendered in accordance with the letter of transmittal. Following the surrender of any such certificates in accordance with the letter of transmittal, the record holders of such certificates shall be entitled to receive, without interest, the amount of dividends or other distributions with a record date after the effective time payable with respect to shares of Ares Capital common stock exchangeable for such certificates and not previously paid.

Q:    Is the merger subject to any third party consents?

A:
Yes, Ares Capital's obligation to complete the merger is subject to the prior receipt of all approvals and consents required to be obtained from applicable agents, lenders, noteholders and other parties with respect to (1) Ares Capital's senior secured revolving Credit Facility, or "Credit Facility," amortizing CP Funding Facility, or "CP Funding Facility," revolving credit CP Funding II Facility, or "CP Funding II Facility," and notes, or "CLO Notes," under its on-balance-sheet debt securitization, or "Debt Securitization," and (2) Allied Capital's private notes and bank facility. If the merger agreement is terminated because the merger has not occurred by June 30, 2010 by reason of the fact that such consents have not been obtained and all of Ares Capital's other closing conditions have been satisfied, then Ares Capital will be required to pay Allied Capital a reverse termination fee of $30 million.

  Allied Capital and Ares Capital have each agreed that they will, and will cause their representatives to, reasonably cooperate (to the extent commercially reasonable) in connection with obtaining such financing consents or any restructuring of any outstanding debt of Allied Capital, Ares Capital or their respective consolidated subsidiaries or, in the circumstance where such financing consents cannot be obtained, obtaining alternative financing.

  For more information regarding Ares Capital's current intentions regarding obtaining these consents and refinancing certain indebtedness, see "The Merger—Third Party Consents Required for the Merger."

Q:    How does Ares Capital's investment objective and strategy differ from Allied Capital's?

A:
Like Allied Capital, Ares Capital is a specialty finance company that is a closed-end, non-diversified management investment company. Both Allied Capital and Ares Capital are incorporated in Maryland and have elected to be regulated as business development companies, or "BDCs," under the Investment Company Act of 1940, or the "Investment Company Act." Ares Capital's investment objective is to generate both current income and capital appreciation through debt and equity investments. Allied Capital has a similar investment objective to achieve current income and capital gains. Ares Capital and Allied Capital each focus on making investments in privately-held companies.

  Allied Capital has primarily invested in debt and equity securities of private companies in a variety of industries. However, from time to time, Allied Capital has invested in companies that are public, but lack access to additional public capital. Allied Capital's private finance portfolio primarily is composed of debt and equity investments. Allied Capital's private finance portfolio includes buyout transactions in which it holds investments in senior debt, subordinated debt and equity (preferred and/or voting or non-voting common) where Allied Capital's equity ownership represents a significant portion of the equity, but may or may not represent a controlling interest. Ares Capital generally has not historically engaged in such buyout transactions. In addition to managing its own assets, Allied Capital manages certain funds that also invest in the debt and equity securities of primarily private middle-market companies in a variety of industries and broadly syndicated senior secured loans. Allied Capital's typical investments are in companies that operate in diverse industries with $50 million to $500 million in annual revenues, which it refers to as "middle-market" companies.

  Ares Capital concentrates on making investments in companies with annual EBITDA, or earnings before interest, taxes, depreciation and amortization, of between $10 million and $250 million, which it refers to as "middle-market" companies. Ares Capital has built an investment portfolio of primarily first and second lien loans, mezzanine debt and to a lesser extent equity investments in private middle-market companies. Ares Capital's portfolio is well diversified by industry sector and its concentration to any single issuer is limited. Ares Capital's debt investments have ranged between $10 million and $100 million each, although the investment sizes may be more or less than the targeted range and are expected to grow with Ares Capital's capital availability. Ares Capital also, to a lesser extent, makes equity investments. Ares Capital's equity investments have generally been less than $20 million each but may grow with Ares Capital's capital availability and are usually made in conjunction with loans extended by Ares Capital. The proportion of these investments will change over time given Ares Capital's views on, among other things, the economic and credit environment in which Ares Capital operates.

Q:    How will the combined company be managed following the merger?

A:
Unlike Allied Capital, Ares Capital is an externally managed closed end fund. Upon completion of the merger and subsequent combination, the current directors and officers of Ares Capital are expected to continue in their current positions and Ares Capital's investment adviser, Ares Capital Management, will continue to externally manage Ares Capital.

  At the effective time, Ares Capital's board of directors will be increased by at least one member and Ares Capital will submit the name of one member of Allied Capital's board of directors for consideration to Ares Capital's nominating and governance committee to fill the vacancy.

Q:    Are Allied Capital stockholders able to exercise dissenters' rights?

A:
No. Allied Capital stockholders will not be entitled to exercise dissenters' rights with respect to any matter to be voted upon at their special meeting. Any Allied Capital stockholder may abstain from or vote against any of such matters.

Q:    Are Ares Capital stockholders able to exercise dissenters' rights?

A:
No. Ares Capital stockholders will not be entitled to exercise dissenters' rights with respect to any matter to be voted upon at their special meeting. Any Ares Capital stockholder may abstain from or vote against any of such matters.

Q:    When do you expect to complete the merger and subsequent combination?

A:
While there can be no assurance as to the exact timing, or that the merger will be completed at all, we are working to complete the merger in the first quarter of 2010. We currently expect to complete the merger promptly following receipt of the required approvals at the Allied Capital and Ares Capital special meetings and satisfaction of the other closing conditions set forth in the merger agreement. The subsequent combination will occur immediately after the merger is completed.

Q:    Is the merger expected to be taxable to Allied Capital stockholders?

A:
The merger and subsequent combination are intended to qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, or the "Code," and it is a condition to Ares Capital's and Allied Capital's respective obligations to complete the merger that each of them receives a legal opinion to that effect. Holders of Allied Capital common stock are not expected to recognize any gain or loss for U.S. federal income tax purposes on the exchange of shares of Allied Capital common stock for shares of Ares Capital common stock in the merger, except with respect to cash received instead of fractional shares of Ares Capital common stock. Holders of Allied Capital common stock should read "Certain Material U.S. Federal Income Tax Consequences of the Merger" for a more complete discussion of the U.S. federal income tax consequences of the merger and subsequent combination to Allied Capital stockholders. Tax matters can be complicated and the tax consequences of the merger to you will depend on your particular tax situation. Holders of Allied Capital common stock should consult with their own tax advisors to determine the tax consequences of the merger to them.

Q:    What happens if the merger is not consummated?

A:
If the merger is not approved by the requisite vote of Allied Capital's stockholders or the issuance of shares of Ares Capital common stock in connection with the merger is not approved by the requisite vote of Ares Capital's stockholders, or if the merger is not completed for any other reason, Allied Capital's stockholders will not receive any payment for their shares in connection with the merger. Instead, Allied Capital will remain an independent public company and its common stock will continue to be listed and traded on the NYSE. In addition, under circumstances specified in the merger agreement, Allied Capital may be required to pay Ares Capital a termination fee of $30 million ($15 million if Allied Capital's stockholders do not approve the merger and the merger agreement) and Ares Capital may be required to pay Allied Capital a termination fee of $30 million. See "Description of the Merger Agreement—Termination of the Merger Agreement."

Q:    What Allied Capital stockholder vote is required to approve the merger and the merger agreement?

A:
The affirmative vote of the holders of two-thirds of the shares of Allied Capital common stock outstanding and entitled to vote on the matter is required to approve the merger and the merger agreement. Stockholders who abstain or who fail to return their proxies, and do not instruct the proxy solicitor on how to cast their vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card or vote at the Allied Capital special meeting, will have the same effect as if they voted "against" the merger agreement and the merger.

Q:    What Ares Capital stockholder vote is required to approve the issuance of Ares Capital common stock in connection with the merger?

A:
Approval of the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement requires the affirmative vote of at least a majority of all of the votes cast on the matter at a meeting at which a quorum is present.

Q:    Does Allied Capital's board of directors recommend approval of the merger and the proposal to adjourn the Allied Capital special meeting if necessary?

A:
Yes. Allied Capital's board of directors, including its independent directors, unanimously approved the merger and the merger agreement and recommends that Allied Capital stockholders vote "FOR" approval of the merger and the merger agreement and "FOR" approval of the proposal to adjourn the Allied Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Allied Capital special meeting to approve the proposal.

Q:    Does Ares Capital's board of directors recommend approval of the issuance of Ares Capital common stock in connection with the merger and the proposal to adjourn the Ares Capital special meeting if necessary?

A:
Yes. Ares Capital's board of directors, including its independent directors, unanimously approved the merger and the merger agreement, including the issuance of common stock in connection therewith, and recommends that Ares Capital stockholders vote "FOR" approval of the issuance of Ares Capital common stock to be issued pursuant to the merger agreement and "FOR" approval of the proposal to adjourn the Ares Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Ares Capital special meeting to approve the foregoing proposal.

Q:    What do I need to do now?

A:
We urge you to read carefully this entire document, including its annexes. You should also review the documents referenced under "Where You Can Find More Information" and consult with your accounting, legal and tax advisors.

Q:    If I am an Allied Capital stockholder, how do I vote my shares?

A:
You may indicate how you want to vote on your proxy card and then sign and mail your proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the Allied Capital special meeting. You may instruct the proxy solicitor on how to cast your vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card . If you are a record stockholder, you may also attend the Allied Capital special meeting in person instead of submitting a proxy.

  Unless your shares are held in a brokerage account, if you sign, date and send your proxy and do not indicate how you want to vote, your proxy will be voted "FOR" the approval of the merger and the merger agreement and "FOR" approval of the proposal to adjourn the Allied Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Allied Capital special meeting to approve the proposal. If your shares are held in a brokerage account, or in "street name," please see the answer to the question after next below.

  If you fail to (1) return your proxy card, (2) instruct the proxy solicitor on how to cast your vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card or (3) vote at the Allied Capital special meeting, or if you "abstain," the effect will be the same as a vote "against" the merger and the merger agreement.

  With respect to the adjournment proposal, a vote to "abstain" will have no effect on the vote on such matter.

Q:    If I am an Allied Capital stockholder and some or all of my shares are held in a brokerage account, or in "street name," will my broker vote my shares for me?

A:
No. With respect to the merger and adjournment proposals, if you do not provide your broker with instructions on how to vote your street name shares, your broker will not be permitted to vote them.

  For this reason, you should provide your broker with instructions on how to vote your shares or arrange to attend the Allied Capital special meeting and vote your shares in person. If you do not provide your broker with instructions or attend the Allied Capital special meeting, it will have the same effect as a vote "against" approval of the merger and the merger agreement. Stockholders are urged to authorize proxies by telephone or the Internet if their broker has provided them with the opportunity to do so. See your voting instruction form for details. If your broker holds your shares and you attend the Allied Capital special meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the Allied Capital special meeting.

Q:    If I am an Ares Capital stockholder, how do I vote my shares?

A:
You may indicate how you want to vote on your proxy card and then sign and mail your proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the Ares Capital special meeting. You may also instruct the proxy solicitor on how to cast your vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card. If you are a record stockholder, you may also attend the Ares Capital special meeting in person instead of submitting a proxy.

  Unless your shares are held in a brokerage account, if you sign, date and send your proxy and do not indicate how you want to vote, your proxy will be voted "FOR" the approval of the issuance of Ares Capital common stock in connection with the merger and "FOR" approval of the proposal to adjourn the Ares Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Ares Capital special meeting to approve the foregoing proposal. If your shares are held in a brokerage account or in "street name," please see the answer to the question after next below.

  If you fail to (1) return your proxy card, (2) instruct the proxy solicitor on how to cast your vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card or (3) vote at the Ares Capital special meeting, or if you "abstain," there will be no effect on the vote on the issuance of Ares Capital common stock in connection with the merger.

  With respect to the adjournment proposal, a vote to "abstain" will also have no effect on the vote on such matter.

Q:    If I am an Ares Capital stockholder and some or all of my shares are held in a brokerage account, or in "street name," will my broker vote my shares for me?

A:
No. With respect to the issuance of Ares Capital common stock in connection with the merger and the adjournment proposal, if you do not provide your broker with instructions on how to vote your street name shares, your broker will not be permitted to vote them.

  For this reason, you should provide your broker with instructions on how to vote your shares or arrange to attend the Ares Capital special meeting and vote your shares in person. With respect to the proposal to approve the issuance of shares of Ares Capital common stock in connection with the merger, broker shares for which written authority to vote has not been obtained will not be treated as votes cast on the matter and will have no effect on the vote on such proposal. Stockholders are urged to authorize proxies by telephone or the Internet if their broker has provided them with the opportunity to do so. See your voting instruction form for details.

  If your broker holds your shares and you attend the Ares Capital special meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the Ares Capital special meeting.

Q:    If I am an Allied Capital stockholder, what happens if I sell my shares before the Allied Capital special meeting?

A:
The record date of the Allied Capital special meeting is earlier than the date the merger is expected to be completed. If you transfer your shares of Allied Capital common stock after the record date but before the Allied Capital special meeting, you will retain your right to vote at the Allied Capital special meeting, but will have transferred the right to receive 0.325 shares of Ares Capital common stock, subject to the payment of cash instead of fractional shares, for each share of Allied Capital common stock owned immediately prior to the merger. In order to receive the 0.325 shares of Ares Capital common stock for each share of Allied Capital common stock owned, subject to the payment of cash instead of fractional shares, you must hold your shares through completion of the merger.

Q:    If I want to change my vote, what can I do?

A:
You may change your vote at any time before your special meeting takes place. To do so, you may either complete and submit a new proxy card or send a written notice stating that you would like to revoke your proxy. You may also change your vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card and simply authorizing a new proxy to vote your shares. The last recorded vote will be the vote that is counted. In addition, you may elect to attend your special meeting and vote in person, as described above.

Q:    If I am an Allied Capital stockholder and my shares are represented by stock certificates, should I send them in now?

A:
No. Allied Capital stockholders should not send in their stock certificates at this time. If the merger proceeds, Ares Capital's exchange agent will send former Allied Capital stockholders who held their shares in certificated form a letter of transmittal explaining what they must do to exchange their Allied Capital stock certificates for the merger consideration payable to them. Former Allied Capital stockholders who held their shares in uncertificated form will receive a confirmation as to the Ares Capital common stock issued in exchange for such Allied Capital common stock and cash instead of fractional shares without any action on the part of such holders.

Q:    Whom can I contact with any additional questions?

A:
You may call the proxy solicitor, [    •    ], or "[    •    ]," at ([    •    ]) [    •    ]-[    •    ], with respect to any additional questions you may have.

Q:    Where can I find more information about Ares Capital and Allied Capital?

A:
You can find more information about Ares Capital and Allied Capital in the documents described under "Where You Can Find More Information."

SUMMARY

        This summary highlights some of the information contained elsewhere in this document. It is not complete and may not contain all of the information that you may want to consider. We urge you to read carefully this entire document, including "Risk Factors" beginning on page 43, and the other documents we refer you to for a more complete understanding of the merger and subsequent combination. See "Where You Can Find More Information." Each item in this summary includes a page reference directing you to a more complete description of that item.

The Parties to the Merger

Allied Capital Corporation
1919 Pennsylvania Avenue, N.W.
Washington, D.C. 20006
(202) 721-6100

        Allied Capital is a BDC in the private equity business that is internally managed. Specifically, Allied Capital invests in primarily private middle-market companies in a variety of industries through long-term debt and equity capital instruments. As a BDC, Allied Capital was created to be a source of capital to small and growing businesses in the United States. Allied Capital has participated in the private equity business since it was founded in 1958. Since then through September 30, 2009, Allied Capital has invested more than $14 billion in thousands of companies nationwide. Allied Capital primarily invests in the American entrepreneurial economy, helping to build middle-market businesses and support American jobs. At September 30, 2009, Allied Capital's private finance portfolio included investments in 88 companies that generate aggregate annual revenues of approximately $10 billion and employ more than 48,000 people. Allied Capital generally invests in established companies with adequate cash flow for debt service. In this document, Allied Capital generally uses the term "middle-market" to refer to companies with $50 million to $500 million in annual revenues.

        Allied Capital's investment objective is to achieve current income and capital gains. In order to achieve this objective, Allied Capital has primarily invested in debt and equity securities of private companies in a variety of industries. However, from time to time, Allied Capital has invested in companies that are public, but lack access to additional public capital.

        Allied Capital's private finance portfolio primarily is composed of debt and equity investments. Debt investments include senior loans, unitranche debt (an instrument that combines both senior and subordinated financing, generally in a first lien position) or subordinated debt (with or without equity features). The junior debt that Allied Capital has in its portfolio is lower in repayment priority than the senior debt and is also known as mezzanine debt. Allied Capital's portfolio contains equity investments generally for a minority equity stake in portfolio companies and includes equity features, such as nominal cost warrants, received in conjunction with its debt investments.

        Allied Capital's portfolio includes buyout transactions in which it holds investments in senior debt, subordinated debt and equity (preferred and/or voting or non-voting common) where Allied Capital's equity ownership represents a significant portion of the equity, but may or may not represent a controlling interest. If Allied Capital invests in non-voting equity in a buyout investment, it generally has an option to acquire a controlling stake in the voting securities of the portfolio company at fair market value. Historically, Allied Capital has structured its buyout investments such that it seeks to earn a blended current return on its total capital invested through a combination of interest income on its loans and debt securities, dividends on preferred and common equity and management, consulting or transaction services fees to compensate Allied Capital for the managerial assistance that it may provide to the portfolio company.

        In addition to managing its own assets, Allied Capital manages (either directly or through one or more of its consolidated subsidiaries) certain funds that also invest in the debt and equity securities of primarily private middle-market companies in a variety of industries and broadly syndicated senior secured loans. In some cases, Allied Capital has invested in the equity of these funds, along with other third parties, from which Allied Capital may earn a current return and/or a future incentive allocation. At September 30, 2009, Allied Capital had eight separate funds under its management for which Allied Capital may earn management or other fees for its services. On October 30, 2009, Allied Capital sold its investment, including its outstanding commitments and the provision of management services, in the Senior Secured Loan Fund LLC (formerly known as the Unitranche Fund LLC), or the "SL Fund," to Ares Capital, and it may sell additional managed funds.

        Allied Capital is internally managed by its management team of senior officers and managing directors. At September 30, 2009, Allied Capital had 112 employees. Allied Capital is headquartered in Washington, D.C., with offices in New York, NY and Arlington, VA.

Ares Capital Corporation
280 Park Avenue, 22nd Floor
Building East
New York, NY 10017
(212) 750-7300

        Ares Capital, a Maryland corporation, is a specialty finance company that is a closed-end, non-diversified management investment company. Ares Capital has elected to be regulated as a BDC under the Investment Company Act. Ares Capital was founded on April 16, 2004, was initially funded on June 23, 2004 and completed its initial public offering on October 8, 2004. Ares Capital's investment objective is to generate both current income and capital appreciation through debt and equity investments. Ares Capital invests primarily in U.S. middle-market companies, where it believes the supply of primary capital is limited and the investment opportunities are most attractive. However, Ares Capital may from time to time invest in larger companies. In this document, Ares Capital generally uses the term "middle-market" to refer to companies with annual EBITDA of between $10 million and $250 million.

        Ares Capital invests primarily in first and second lien senior loans and mezzanine debt, which in some cases include an equity component like warrants. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Mezzanine debt is subordinated to senior loans and is generally unsecured. Ares Capital's debt investments have ranged between $10 million and $100 million each, although the investment sizes may be more or less than the targeted range and are expected to grow with Ares Capital's capital availability. Ares Capital also, to a lesser extent, makes equity investments. Ares Capital's equity investments have generally been less than $20 million each but may grow with Ares Capital's capital availability and are usually made in conjunction with loans extended by Ares Capital. The proportion of these investments will change over time given Ares Capital's views on, among other things, the economic and credit environment in which Ares Capital operates.

        The first and second lien senior loans generally have stated terms of three to 10 years and the mezzanine debt investments generally have stated terms of up to 10 years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, Ares Capital may invest in securities with any maturity or duration. The debt in which Ares Capital invests typically is not initially rated by any rating agency, but Ares Capital believes that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service or lower than "BBB-" by Standard & Poor's). Ares Capital may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

        Ares Capital believes that its investment adviser, Ares Capital Management, is able to leverage Ares' current investment platform, resources and existing relationships with financial sponsors, financial institutions, hedge funds and other investment firms to provide it with attractive investments. In addition to deal flow, the Ares' investment platform assists Ares Capital's investment adviser in analyzing, structuring and monitoring investments. Ares has been in existence for more than 11 years and its senior principals have an average of over 20 years experience investing in senior loans, high yield bonds, mezzanine debt and private equity securities. Ares Capital has access to the Ares staff of approximately 110 investment professionals and to the approximately 140 administrative professionals employed by Ares who provide assistance in accounting, legal, compliance, technology and investor relations.

        While Ares Capital's primary focus is to generate current income and capital appreciation through investments in first and second lien senior loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, Ares Capital also may invest up to 30% of its portfolio in opportunistic investments of non-eligible portfolio companies. Specifically, as part of this 30% basket, and subject to compliance with applicable laws, Ares Capital may invest in debt of middle-market companies located outside of the United States, in investment funds that are operating pursuant to certain exceptions to the Investment Company Act, in advisers to similar investment funds and in debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the Investment Company Act or the rules under that Act. Ares Capital expects that these public companies generally will have debt that may be non-investment grade. From time to time Ares Capital may also invest in high yield bonds, which, depending on the issuer, may or may not be included in the 30% basket.

        In addition, Ares Capital's portfolio company Ivy Hill Asset Management, L.P., or "IHAM," manages (either directly or through sub-advisory relationships) a number of unconsolidated senior debt funds: Ivy Hill Middle Market Credit Fund, Ltd., or "Ivy Hill I," Ivy Hill Middle Market Credit Fund II, Ltd., or "Ivy Hill II" and, together with Ivy Hill I, the "Ivy Hill Funds," CoLTS 2005-1 Ltd., CoLTS 2005-2 Ltd. and CoLTS 2007-1 Ltd., or collectively, the "CoLTS Funds," and FirstLight Funding I, Ltd., or "FirstLight." Ares Capital and GE Commercial Finance Investment Advisory Services LLC also co-manage another unconsolidated senior debt fund: the SL Fund. Ares Capital acquired its interests in the SL Fund from Allied Capital on October 30, 2009.

ARCC Odyssey Corp.
280 Park Avenue, 22nd Floor
Building East
New York, NY 10017
(212) 750-7300

        Merger Sub is a Maryland corporation and a newly formed wholly owned subsidiary of Ares Capital. Merger Sub was formed in connection with and for the sole purpose of the merger with Allied Capital.

Allied Capital and Ares Capital Propose a Merger of Merger Sub into Allied Capital Followed Immediately by a Merger of Allied Capital into Ares Capital (page 118)

        Pursuant to the terms of the merger agreement, in the merger, Merger Sub will be merged with and into Allied Capital and, immediately thereafter, in the subsequent combination, Allied Capital will be merged with and into Ares Capital. Ares Capital will be the surviving entity of the subsequent combination and, following the subsequent combination, Allied Capital will no longer exist as a separate corporation. As a result, all of Allied Capital's assets, liabilities and subsidiaries immediately before the subsequent combination will become assets, liabilities and subsidiaries of Ares Capital.

        After the merger, based on the number of shares of Ares Capital common stock issued and outstanding on the date hereof and assuming that holders of all "in-the-money" Allied Capital stock options elect to be cashed out, Ares Capital stockholders will own approximately 65% of the combined company's outstanding common stock and Allied Capital stockholders will own approximately 35% of the combined company's outstanding common stock. As a result of the merger and subsequent combination, Ares Capital will continue the operations conducted by it and Allied Capital before the merger.

        The merger agreement is attached as Annex A to this document and is incorporated by reference into this document. Allied Capital and Ares Capital encourage their respective stockholders to read the merger agreement carefully and in its entirety, as it is the principal legal document governing the merger.

In the Merger, Allied Capital Common Stockholders Will Have a Right to Receive 0.325 of a Share of Ares Capital Common Stock per Share of Allied Capital Common Stock (page 118)

        If the merger is consummated, each share of Allied Capital common stock outstanding immediately prior to the effective time will be converted into the right to receive 0.325 of a share of Ares Capital common stock, subject to the payment of cash instead of fractional shares. To the extent that Allied Capital stockholders have shares represented by stock certificates, they should not send in any stock certificates until they receive written instructions to do so after the consummation of the merger.

What Holders of Allied Capital Stock Options Will Receive (page 176)

        At the effective time, each Allied Capital stock option that has not been exercised will be cancelled and, if the exercise price of such option is less than the product of (1) the average closing price per share of Ares Capital common stock for the five consecutive trading days immediately preceding the closing and (2) the exchange ratio of 0.325, then the holder of such option will have the right to receive, at such holder's election, cash or shares of Ares Capital common stock (and cash, without interest, instead of any fractional shares) in an amount equal to such difference. Holders of Allied Capital stock options should consult with their own tax advisors to determine the tax consequences of their election and any cash or stock received by them.

Comparative Market Price of Securities (page 203)

        Ares Capital common stock trades on NASDAQ under the symbol "ARCC." Allied Capital common stock trades on the NYSE and NASDAQ under the symbol "ALD."

        The following table presents the closing prices and most recently determined net asset values per share of Ares Capital common stock and Allied Capital common stock, as well as the implied value of Allied Capital common stock (as determined by multiplying the closing price of Ares Capital common stock on those dates by the exchange ratio of 0.325), on the last trading day before public announcement of the merger and the last trading day prior to mailing of this document.

	Ares Capital Common Stock		Allied Capital Common Stock		Implied Value of One Share of Allied Capital Common Stock
Closing Price at October 23, 2009		$10.69		$2.73		$3.47
Net Asset Value per Share at September 30, 2009		$11.16		$6.70		$3.63
Closing Price at [ • ], 20[ • ]	$		$		$

        The term "implied value" refers to the value of the Ares Capital common stock that Allied Capital stockholders would receive if the merger took place on a given day, based on the market price of Ares Capital common stock or its net asset value per share, as applicable, on such date. The value of Ares Capital common stock to be received in the merger will continue to fluctuate and, as a result, Allied Capital stockholders will not know the value of the Ares Capital common stock they will receive in the merger at the time they vote.

        For each share of Allied Capital common stock held immediately prior to the effective date, holders of Allied Capital common stock will be entitled to receive 0.325 of a share of Ares Capital common stock, subject to the payment of cash instead of fractional shares. The market prices of both Ares Capital common stock and Allied Capital common stock will fluctuate prior to the merger. You should obtain current stock price quotations for Ares Capital common stock and Allied Capital common stock.

Dividends (page 203)

        Ares Capital currently intends to distribute quarterly dividends to its stockholders. For a history of the dividends and distributions paid by Ares Capital since January 1, 2007, see "Market Price, Dividend and Distribution Information." The amount and timing of past dividends and distributions are not a guarantee of any future dividends or distributions or the amount thereof, the payment, timing and amount of which will be determined by Ares Capital's board of directors and depend on Ares Capital's cash requirements, its financial condition and earnings, contractual restrictions, legal and regulatory considerations and other factors. See "Ares Capital Dividend Reinvestment Plan" for additional information regarding Ares Capital's dividend reinvestment plan.

        For a history of the dividends and distributions paid by Allied Capital since January 1, 2007, see "Market Price, Dividend and Distribution Information."

The Merger Is Intended to Be Tax-Free to Allied Capital Common Stockholders as to the Shares of Ares Capital Common Stock They Receive (page 192)

        The merger and subsequent combination are intended to qualify as a "reorganization," within the meaning of Section 368(a) of the Code, and it is a condition to Ares Capital and Allied Capital's respective obligations to complete the merger that each of them receives a legal opinion to that effect. Accordingly, the merger generally will be tax-free to Allied Capital stockholders for U.S. federal income tax purposes as to the shares of Ares Capital common stock they receive in the merger, except for any gain or loss that may result from the receipt of cash instead of fractional shares of Ares Capital common stock that they would otherwise be entitled to receive.

        Holders of Allied Capital common stock should read "Certain Material U.S. Federal Income Tax Consequences of the Merger" for a more complete discussion of the U.S. federal income tax consequences of the merger. Tax matters can be complicated and the tax consequences of the merger to Allied Capital stockholders will depend on their particular tax situation. Holders of Allied Capital common stock should consult with their own tax advisors to determine the tax consequences of the merger to them.

The Merger Will Be Accounted for as a "Business Combination" (page 191)

        The merger will be treated as a "business combination" using the acquisition method of accounting, with Ares Capital treated as the acquirer under generally accepted accounting principles, or "GAAP."

Reasons for the Merger (page 129)

  Allied Capital

        Allied Capital's board of directors believes that the merger represents the best alternative that is reasonably available to Allied Capital. Allied Capital's board of directors consulted with Allied Capital's management as well as its financial advisors and legal advisors and considered numerous factors, including the ones described below, and, as a result, determined that the merger is in Allied Capital's best interests and the best interests of Allied Capital's stockholders. Certain material factors considered by Allied Capital's board of directors, including its independent directors, in evaluating the merger include, among others:

  •
  Resumption of Dividend Payments.  The receipt of shares of Ares Capital common stock in exchange for shares of Allied Capital common stock will likely permit Allied Capital's stockholders to receive dividend payments again by taking advantage of Ares Capital's dividend which has been consistently paid on a quarterly basis since April 2006 in an amount of at least $0.35 per share.

  •
  Improved Access to Debt Capital Markets on More Favorable Terms.  It was anticipated that the combined company would be able to access debt capital with lower interest rates and longer maturities than was available to Allied Capital on a stand alone basis.

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  Improved Ability to Access the Equity Capital Markets.  Ares Capital was recently able to access the equity capital markets even at a price below its net asset value per share.

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  Lack of Liquidity/Flexibility.  The merger would reduce the pressure to sell assets to retire costly debt with stringent amortization requirements in an effort to de-lever the Allied Capital balance sheet.

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  Increased Portfolio Diversity.  The merger will significantly increase portfolio diversity and concentration of lower risk debt investments.

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  Thorough Review of Strategic Alternatives.  Allied Capital engaged in a thorough review of the strategic alternatives reasonably believed to be available to Allied Capital, including, among other alternatives, to continue as a stand-alone entity, recapitalize the company and partner with a strategic investor and assessed the difficulties associated with pursuing each strategic alternative.

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  Strategic and Business Considerations.  Because Allied Capital's stockholders will be stockholders of Ares Capital following the merger and subsequent combination, Allied Capital stockholders stand to participate in the future growth of Ares Capital.

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  Terms of the Merger Agreement.  The exchange ratio of 0.325 shares of Ares Capital common stock to be received in exchange for each share of Allied Capital common stock represents a 27.3% premium to the closing price of Allied Capital common stock on October 23, 2009, based on the closing price of Allied Capital common stock and Ares Capital common stock on that date (which was the last trading day before public announcement of the merger).

  •
  Opinion of Its Financial Advisors.  The financial analyses reviewed and discussed with Allied Capital's board of directors by representatives of Bank of America/Merrill Lynch, Pierce, Fenner & Smith Incorporated, or "BofA Merrill Lynch," and Sandler O'Neill & Partners L.P., or "Sandler O'Neill," as well as the oral opinions of BofA Merrill Lynch and Sandler O'Neill rendered to Allied Capital's board of directors on October 25, 2009 (which were subsequently confirmed in writing by delivery of written opinions dated the same date) with respect to the fairness, from a financial point of view and as of the date of the opinions, of the exchange ratio to the holders of Allied Capital common stock.

  •
  Tax Free Treatment of Merger.  The merger and subsequent combination are expected to be treated as a "reorganization" under Section 368(a) of the Code and will generally be tax free.

        The foregoing list does not include all the factors that Allied Capital's board of directors considered in making its decision. For a further discussion of the material factors considered by Allied Capital's board of directors, see "The Merger—Reasons for the Merger."

  Ares Capital

        Ares Capital's board of directors consulted with representatives of management, its investment adviser, Ares Capital Management, as well as Ares Capital's financial, legal and other advisors and considered numerous factors, including the ones described below, and, as a result, determined that the merger is in Ares Capital's best interests and the best interests of Ares Capital's stockholders.

        Certain material factors considered by Ares Capital's board of directors, including its independent directors, include, among others:

  •
  Increased Scale and Presence in Middle Market.  The unique opportunity to acquire a franchise of Allied Capital's size and scope and the fact that the combined company will have a broad and diverse platform from which to provide capital to middle-market companies, including the ability to originate larger transactions with larger final hold positions.

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  Continued Access to Capital.  The combined company is expected to have access to capital even in a credit challenged environment to reinvest in its portfolio and to pursue new attractive investment opportunities in what Ares Capital's management believes is a compelling investment environment following the credit dislocation.

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  More Diversified Asset Base.  The limited overlap of assets and investments of Allied Capital and Ares Capital will further limit single issuer and industry credit exposure of the combined company following the merger.

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  Strengthened Asset Management Platform.  The merger will create a large scale middle-market asset management platform that is expected to bring meaningful information and deal flow benefits.

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  Accretive to NAV and Core EPS.  The merger is expected to be accretive to Ares Capital's net asset value and core earnings per share in the first year following its closing.

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  Cost Savings/Synergies.  The merger is expected to result in cost savings and synergies for the combined company.

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  Change of Control Payments.  As an inducement for Ares Capital and Merger Sub to enter into the merger agreement, certain Allied Capital key executives agreed to waive, contingent on the closing of the merger, a portion of the change-of-control payments that otherwise might be due to them under their respective employment or retention agreements.

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  Ability to Unlock Potential Value in Allied Capital's Portfolio.  Allied Capital has limited liquidity, which has required it to sell assets in order to de-lever its balance sheet and satisfy stringent debt amortization requirements. Ares Capital's management believes that it will have the time, capital and expertise to re-position Allied Capital's existing portfolio into higher yielding, cash generating securities with less volatility because the combined company will face less pressure to sell assets in the portfolio at an inopportune time. To the extent asset sales are deemed necessary or advisable by the combined company, the combined company would have the flexibility to sell Ares Capital's assets as well.

  •
  Opinion of Its Financial Advisor.  The financial analyses reviewed and discussed with Ares Capital's board of directors by representatives of J.P. Morgan, as well as the oral opinion of J.P. Morgan rendered to Ares Capital's board of directors on October 25, 2009, which opinion was confirmed by delivery of a written opinion dated October 26, 2009, to the effect that, as of that date, and based upon and subject to the factors, assumptions, qualifications and limitations set forth therein, the exchange ratio in the merger was fair, from a financial point of view, to Ares Capital.

        The foregoing list does not include all the factors that Ares Capital's board of directors considered in making its decision. For a further discussion of the material factors considered by Ares Capital's board of directors, see "The Merger—Reasons for the Merger."

Risks Relating to the Proposed Merger (page 43)

        The merger and the other transactions contemplated by the merger agreement are subject to the following risks. Allied Capital and Ares Capital stockholders should carefully consider these risks before deciding how to vote on the proposals to be voted on at their respective special meetings. See "Risk Factors—Risks Relating to the Merger" below for a more detailed discussion of these factors.

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  Because the market price of Ares Capital common stock will fluctuate, Allied Capital common stockholders cannot be sure of the market value of the merger consideration they will receive until the closing date.

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  Allied Capital stockholders and Ares Capital stockholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the merger.

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  Ares Capital may be unable to realize the benefits anticipated by the merger and subsequent combination, including estimated cost savings and synergies, or it may take longer than anticipated to achieve such benefits.

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  Ares Capital's inability to obtain rating agency confirmation and the third party consents of financing providers to Allied Capital and Ares Capital necessary to complete the transaction could delay or prevent the completion of the merger.

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  The merger or subsequent combination may trigger certain "change of control" provisions and other restrictions in contracts of Allied Capital and Ares Capital and the failure to obtain any required consents or waivers could adversely impact the combined company.

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  Several lawsuits have been filed against Allied Capital, members of Allied Capital's board of directors, Ares Capital and Merger Sub challenging the merger. An adverse ruling in any such lawsuit may prevent the merger from becoming effective within the expected timeframe or at all. If the merger is consummated, these lawsuits and other legal proceedings could have a material impact on the results of operations, cash flows or financial condition of the combined company.

  •
  The opinions obtained by Allied Capital and Ares Capital from their respective financial advisors will not reflect changes in circumstances between signing the merger agreement and completion of the merger.

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  If the merger does not close, neither Ares Capital nor Allied Capital will benefit from the expenses incurred in its pursuit.

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  Termination of the merger agreement could negatively impact Allied Capital and Ares Capital.

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  Under certain circumstances, Allied Capital and Ares Capital are obligated to pay each other a termination fee upon termination of the merger agreement.

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  The merger agreement limits Allied Capital's ability to pursue alternatives to the merger.

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  The merger is subject to closing conditions, including stockholder approvals, that, if not satisfied or waived, will result in the merger not being completed, which may result in material adverse consequences to Allied Capital's business and operations.

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  Certain persons related to Allied Capital have interests in the merger that differ from the interests of Allied Capital stockholders.

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  Allied Capital will be subject to business uncertainties and contractual restrictions while the merger is pending.

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  The shares of Ares Capital common stock to be received by Allied Capital common stockholders as a result of the merger will have different rights associated with them than shares of Allied Capital common stock currently held by them.

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  The market price of Ares Capital common stock after the merger may be affected by factors different from those affecting Allied Capital common stock or Ares Capital common stock currently.

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  Allied Capital stockholders who hold their shares in certificated form and who do not timely surrender their Allied Capital common stock certificates for Ares Capital common stock after the completion of the merger will be deemed to have elected to receive dividends and other distributions declared after the completion of the merger with respect to Ares Capital common stock in the form of Ares Capital common stock in accordance with Ares Capital's dividend reinvestment plan and, as a result, may suffer adverse tax consequences.

Risks Relating to Ares Capital (page 50)

        Investing in Ares Capital involves risks. The following is a summary of certain risks that Allied Capital stockholders should carefully consider before deciding to approve the merger and the merger agreement. See "Risk Factors—Risks Relating to Ares Capital" below for a more detailed discussion of these factors.

  •
  Capital markets have recently been in a period of disruption and instability. These market conditions have materially and adversely affected debt and equity capital markets in the United States, which has had, and may in the future have, a negative impact on Ares Capital's business and operations.

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  A failure on Ares Capital's part to maintain its status as a BDC would significantly reduce Ares Capital's operating flexibility.

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  Ares Capital is dependent upon Ares Capital Management's key personnel for Ares Capital's future success and upon their access to Ares' investment professionals.

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  Ares Capital's financial condition and results of operations depend on Ares Capital's ability to manage future growth effectively.

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  Ares Capital's ability to grow depends on its ability to raise capital.

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  Regulations governing Ares Capital's operation as a BDC affect its ability to raise, and the way in which Ares Capital raises, additional capital.

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  Ares Capital borrows money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with Ares Capital.

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  In addition to regulatory requirements that restrict Ares Capital's ability to raise capital, its Credit Facility, CP Funding Facility, CP Funding II Facility and CLO Notes contain various covenants which, if not complied with, could accelerate repayment under the Credit Facility, CP Funding Facility, CP Funding II Facility and CLO Notes, thereby materially and adversely affecting Ares Capital's liquidity, financial condition and results of operations.

  •
  Ares Capital operates in a highly competitive market for investment opportunities.

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  Ares Capital may be subject to certain corporate-level taxes regardless of whether Ares Capital continues to qualify as a regulated investment company, or "RIC."

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  Ares Capital may have difficulty paying its required distributions under applicable tax rules if Ares Capital recognizes income before or without receiving cash representing such income.

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  Ares Capital may in the future determine to fund a portion of its investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in Ares Capital in the same way as Ares Capital's borrowings.

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  Ares Capital is exposed to risks associated with changes in interest rates.

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  Many of Ares Capital's portfolio investments are not publicly traded and, as a result, there is uncertainty as to the value of Ares Capital's portfolio investments.

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  The lack of liquidity in Ares Capital's investments may adversely affect Ares Capital's business.

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  Ares Capital may experience fluctuations in its quarterly results.

  •
  There are significant potential conflicts of interest that could impact Ares Capital's investment returns.

  •
  Ares Capital's investment adviser's liability is limited under the investment advisory and management agreement, and Ares Capital is required to indemnify its investment adviser against certain liabilities, which may lead its investment adviser to act in a riskier manner on Ares Capital's behalf than it would when acting for its own account.

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  Ares Capital may be obligated to pay Ares Capital's investment adviser incentive compensation even if Ares Capital incurs a loss.

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  Changes in laws or regulations governing Ares Capital's operations, or changes in the interpretation thereof, and any failure by Ares Capital to comply with laws or regulations governing Ares Capital's operations may adversely affect Ares Capital's business.

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  Ares Capital may not replicate Ares' historical success and Ares Capital's ability to enter into transactions with Ares and Ares Capital's other affiliates is restricted.

  •
  Price declines and illiquidity in the corporate debt markets have adversely affected, and may in the future adversely affect, the fair value of Ares Capital's portfolio investments, reducing Ares Capital's net asset value through increased net unrealized depreciation.

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  Economic recessions or downturns could impair Ares Capital's portfolio companies and harm Ares Capital's operating results.

  •
  Investments in privately held middle-market companies involve significant risks.

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  Ares Capital's debt investments may be risky, and Ares Capital could lose all or part of its investment.

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  Investments in equity securities involve a substantial degree of risk.

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  There may be circumstances where Ares Capital's debt investments could be subordinated to claims of other creditors or Ares Capital could be subject to lender liability claims.

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  Ares Capital's portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, Ares Capital's investments in such companies.

  •
  When Ares Capital is a debt or minority equity investor in a portfolio company, Ares Capital may not be in a position to exert influence on the entity, and management of the company may make decisions that could decrease the value of Ares Capital's portfolio holdings.

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  Ares Capital's portfolio companies may be highly leveraged.

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  Ares Capital's investment adviser's incentive fee may induce Ares Capital Management to make certain investments, including speculative investments.

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  Ares Capital's investments in foreign debt may involve significant risks in addition to the risks inherent in U.S. investments. Ares Capital may expose itself to risks if it engages in hedging transactions.

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  Ares Capital's shares of common stock have recently traded at a discount from net asset value and may do so again in the future, which could limit Ares Capital's ability to raise additional equity capital.

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  There is a risk that investors in Ares Capital's equity securities may not receive dividends or that Ares Capital's dividends may not grow over time.

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  Provisions of the Maryland General Corporation Law and of Ares Capital's charter and bylaws could deter takeover attempts and have an adverse impact on the price of Ares Capital common stock.

  •
  Investing in Ares Capital's securities may involve an above average degree of risk.

  •
  The market price of Ares Capital common stock may fluctuate significantly.

  •
  The net asset value per share of Ares Capital common stock may be diluted if Ares Capital sells shares of its common stock in one or more offerings at prices below the then current net asset value per share of its common stock or securities to subscribe for or convertible into shares of its common stock.

  •
  Ares Capital stockholders will experience dilution in their ownership percentage if they do not participate in Ares Capital's dividend reinvestment plan.

  •
  You may receive shares of Ares Capital common stock as dividends which could result in adverse tax consequences to you.

  •
  Sales of substantial amounts of Ares Capital common stock in the public market may have an adverse effect on the market price of Ares Capital common stock.

Risks Relating to Allied Capital (page 71)

        The following is a summary of certain risks that Ares Capital stockholders should carefully consider before deciding to approve the issuance of Ares Capital common stock in connection with the merger. See "Risk Factors—Risks Relating to Allied Capital" below for a more detailed discussion of these factors.

  •
  Allied Capital's use of leverage magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in Allied Capital.

  •
  Regulations governing Allied Capital's operation as a BDC affect its ability to raise, and the way in which it raises, additional debt and equity capital, including, among other things, its ability to issue and sell its common stock at a price below net asset value and satisfy the asset coverage requirements of the Investment Company Act.

  •
  Allied Capital's credit ratings may change and may not reflect all risks of an investment in its debt securities.

  •
  Allied Capital's independent registered public accounting firm has expressed substantial doubt about its ability to continue as a going concern.

  •
  The U.S. capital markets are currently in a period of disruption and the United States and global economies are in a severe recession and Allied Capital does not expect these conditions to improve in the near future. These market conditions have materially and adversely affected the debt and equity capital markets in the United States, which has had and could continue to have a negative impact on Allied Capital's business and operations.

  •
  Economic recessions, including the current global recession, could impair Allied Capital's portfolio companies and harm Allied Capital's operating results.

  •
  Declining asset values and illiquidity in the corporate debt markets have adversely affected, and may continue to adversely affect, the fair value of Allied Capital's portfolio investments, reducing the value of Allied Capital's assets.

  •
  Substantially all of Allied Capital's portfolio investments, which are generally illiquid, are recorded at fair value as determined in good faith by Allied Capital's board of directors and, as a result, there is uncertainty regarding the value of Allied Capital's portfolio investments.

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  Allied Capital's portfolio of investments is illiquid.

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  Investing in private companies involves a high degree of risk.

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  Allied Capital's borrowers may default on their payments, which may have a negative effect on Allied Capital's financial performance.

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  Allied Capital may be unable to fund its commitments to its portfolio companies as they become due, which may have a material adverse effect on Allied Capital's business.

  •
  Allied Capital's private finance investments may not produce current returns or capital gains.

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  Allied Capital's financial results could be negatively affected if a significant portfolio company fails to perform as expected.

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  Allied Capital operates in a competitive market for investment opportunities.

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  Loss of RIC tax treatment could negatively impact Allied Capital's ability to service its debt and pay dividends.

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  Failure to invest a sufficient portion of Allied Capital's assets in qualifying assets could preclude Allied Capital from investing in accordance with its current business strategy.

  •
  Changes in the law or regulations that govern Allied Capital could have a material impact on Allied Capital or its operations.

  •
  There is a risk that Allied Capital's common stockholders may not receive dividends or distributions.

  •
  Changes in interest rates may affect Allied Capital's cost of capital and net investment income.

  •
  There are potential conflicts of interest between Allied Capital and the funds managed by Allied Capital.

  •
  Allied Capital's financial results could be negatively affected if Allied Capital's managed funds fail to perform as expected.

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  Allied Capital's business depends on Allied Capital's key personnel.

  •
  Allied Capital's operating results may fluctuate and may not be indicative of future performance.

  •
  Allied Capital common stock price may be volatile.

  •
  The trading market or market value of Allied Capital's publicly issued debt securities may be volatile.

  •
  Allied Capital common stock could be delisted from the NYSE if it trades below $1.00 or if Allied Capital fails to meet other listing criteria.

Special Meeting of Allied Capital Common Stockholders (page 84)

        Allied Capital plans to hold its special meeting of common stockholders on [    •    ], 20[    •    ] at [    •    ], [    •    ] Time, at [    •    ], [    •    ], [    •    ], [    •    ], United States [    •    ]. At the Allied Capital special meeting, holders of Allied Capital common stock will be asked to:

  •
  approve the merger and the merger agreement; and

  •
  adjourn or postpone the Allied Capital special meeting, if necessary, to solicit additional proxies in favor of the foregoing proposal.

        You can vote at the Allied Capital special meeting if you owned Allied Capital common stock at the close of business on [    •    ], 20[    •    ]. As of that date, there were approximately [    •    ] shares of Allied Capital common stock outstanding and entitled to vote. Approximately [    •    ] of such total outstanding shares, or [    •    ] %, were owned beneficially or of record by directors and officers of Allied Capital.

Special Meeting of Ares Capital Common Stockholders (page 87)

        Ares Capital plans to hold its special meeting of common stockholders on [    •    ], 20[    •    ] at [    •    ], [    •    ] Time, at [    •    ], [    •    ], [    •    ], [    •    ], United States [    •    ]. At the Ares Capital special meeting, holders of Ares Capital common stock will be asked to:

  •
  approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement; and

  •
  adjourn or postpone the Ares Capital special meeting, if necessary, to solicit additional proxies in favor of the foregoing proposal.

        You can vote at the Ares Capital special meeting if you owned Ares Capital common stock at the close of business on [    •    ], 20[    •    ]. As of that date, there were approximately [    •    ] shares of Ares Capital common stock outstanding and entitled to vote, approximately [    •    ] of which, or [    •    ]%, were owned beneficially or of record by directors and officers of Ares Capital. In addition, Ares Investments LLC, or "Ares Investments," an affiliate of Ares Capital's investment adviser, owns approximately [    •    ] shares or [    •    ]% of the total shares of Ares Capital common stock outstanding.

Bank of America/Merrill Lynch, Pierce, Fenner & Smith Incorporated Has Provided an Opinion to Allied Capital's Board of Directors Regarding the Exchange Ratio (page 135)

        In connection with the merger, BofA Merrill Lynch, Allied Capital's financial advisor, delivered to Allied Capital's board of directors a written opinion, dated October 25, 2009, as to the fairness, from a financial point of view and as of the date of the opinion, of the exchange ratio to the holders of Allied Capital common stock. The full text of the written opinion, dated October 25, 2009, of BofA Merrill Lynch, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex B to this document and is incorporated by reference herein in its entirety. BofA Merrill Lynch provided its opinion to Allied Capital's board of directors for the benefit and use of Allied Capital's board of directors in connection with and for purposes of its evaluation of the exchange ratio from a financial point of view. BofA Merrill Lynch's opinion does not address any other aspect of the merger and does not constitute a recommendation to any stockholder as to how to vote or act in connection with the merger.

Sandler O'Neill & Partners, L.P. Has Provided an Opinion to Allied Capital's Board of Directors Regarding the Exchange Ratio (page 147)

        In connection with the merger, Sandler O'Neill, Allied Capital's financial advisor, delivered to Allied Capital's board of directors a written opinion, dated October 25, 2009, as to the fairness, from a financial point of view and as of the date of the opinion, of the exchange ratio to the holders of Allied Capital common stock. The full text of the written opinion, dated October 25, 2009, of Sandler O'Neill, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex C to this document and is incorporated by reference herein in its entirety. Sandler O'Neill provided its opinion to Allied Capital's board of directors for the benefit and use of Allied Capital's board of directors in connection with and for purposes of its evaluation of the exchange ratio from a financial point of view. Sandler O'Neill's opinion does not address any other aspect of the merger and does not constitute a recommendation to any stockholder as to how to vote or act in connection with the merger.

J.P. Morgan Securities Inc. Has Provided an Opinion to Ares Capital's Board of Directors Regarding the Exchange Ratio (page 159)

        J.P. Morgan Securities Inc., or "J.P. Morgan," delivered its written opinion to the Ares Capital board of directors that, as of October 26, 2009, and based upon and subject to the factors, assumptions, qualifications and limitations set forth therein, the exchange ratio in the merger was fair, from a financial point of view, to Ares Capital.

        The full text of the written opinion of J.P. Morgan, dated October 26, 2009, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Annex D to this document and is incorporated herein by reference. Ares Capital's stockholders are urged to read the opinion in its entirety. J.P. Morgan's written opinion is addressed to the board of directors of Ares Capital, is directed only to the exchange ratio in the merger and does not constitute a recommendation to any stockholder of Ares Capital as to how such stockholder should vote at the Ares Capital special meeting. The summary of the opinion of J.P. Morgan set forth in this document is qualified in its entirety by reference to the full text of such opinion.

Allied Capital's Board of Directors Unanimously Recommends That Allied Capital Stockholders Vote "FOR" Approval of the Merger and the Merger Agreement (page 135)

        Allied Capital's board of directors, including its independent directors, believes that the merger is advisable and in the best interest of Allied Capital's stockholders and unanimously recommends that its stockholders vote "FOR" approval of the merger and the merger agreement.

Ares Capital's Board of Directors Unanimously Recommends That Ares Capital Stockholders Vote "FOR" Approval of the Issuance of Ares Capital Common Stock in Connection with the Merger (page 135)

        Ares Capital's board of directors, including its independent directors, unanimously approved the merger and the merger agreement, including the issuance of Ares Capital common stock in connection therewith, and recommends that Ares Capital stockholders vote "FOR" approval of the issuance of the Ares Capital common stock to be issued pursuant to the merger agreement and "FOR" approval of the proposal to adjourn the Ares Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Ares Capital special meeting to approve the foregoing proposal.

Certain Persons Related to Allied Capital Have Interests in the Merger that Differ from Your Interests (page 165)

        Certain persons related to Allied Capital have financial interests in the merger that are different from, and/or in addition to, the interests of Allied Capital's stockholders. The members of Allied Capital's board of directors were aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger and in recommending to Allied Capital stockholders that the merger and the merger agreement be approved. These interests are described in more detail in the section of this document entitled "The Merger—Interests of Certain Persons Related to Allied Capital in the Merger."

        Based on the assumptions set forth in "The Merger—Interests of Certain Persons Related to Allied Capital in the Merger," Allied Capital's named executive officers may be entitled to receive aggregate payments of up to approximately $[    •    ] for accelerated vesting and payout of stock options upon completion of the merger. The maximum amounts that would be payable to Allied Capital's named executive officers in the aggregate under each of their current employment agreements or retention agreements, assuming that certain conditions regarding change of control and termination are met, would be up to approximately $[    •    ]. Certain existing executive officers of Allied Capital may, however, become paid employees of Ares Capital, one of its portfolio companies or subsidiaries or its investment adviser. See "The Merger—Interests of Certain Persons Related to Allied Capital in the Merger" for a further description of these interests, including the payments that each named executive officer is or may be entitled to receive upon completion of the merger.

Ares Capital's Investment Adviser Has Interests in the Merger that Differ from the Interests of Ares Capital Stockholders (page 172)

        Ares Capital's investment adviser, Ares Capital Management, has financial interests in the merger that are different from, and/or in addition to, the interests of Ares Capital's stockholders. For example, Ares Capital Management's management fee is based on a percentage of Ares Capital's total assets. Because total assets under management will increase as a result of the merger, the dollar amount of Ares Capital Management's management fee will increase as a result of the merger. In addition, the incentive fee payable by Ares Capital to Ares Capital Management may be positively impacted as a result of the merger. See "Unaudited Pro Forma Condensed Consolidated Financial Statements."

        Ares Capital Management has committed to defer, subject to any required approvals, up to $15 million in base management and incentive fees for each of the first two years following the merger if certain earnings targets are not met.

Allied Capital and Ares Capital Stockholders Do Not Have Dissenters' Rights

        Neither Allied Capital's nor Ares Capital's stockholders will be entitled to exercise dissenters' rights in connection with the merger under Maryland law.

Allied Capital and Ares Capital Have Agreed When and How Allied Capital Can Consider Third-Party Acquisition Proposals (page 184)

        Allied Capital has agreed to, and will cause its affiliates, consolidated subsidiaries and its and each of their respective officers, directors, managers, employees and other advisors, representatives and agents to, immediately cease and cause to be terminated all discussions and negotiations with respect to a "Takeover Proposal" (as defined in the merger agreement) from a third party and not to directly or indirectly solicit or take any other action (including providing information) with the intent to solicit any inquiry, proposal or offer with respect to a Takeover Proposal.

        However, if Allied Capital receives a bona fide unsolicited Takeover Proposal from a third party and its board of directors determines in good faith, after consultation with reputable outside legal counsel and financial advisers experienced in such matters, that failure to consider such proposal would breach the duties of its directors under applicable law, and the Takeover Proposal constitutes or is reasonably likely to result in a "Superior Proposal" (as defined in the merger agreement), Allied Capital may engage in discussions and negotiations with such third party so long as certain notice and other procedural requirements are satisfied. In addition, subject to certain procedural requirements (including the ability of Ares Capital to revise its offer) and the payment of a $30 million termination fee, Allied Capital may terminate the merger agreement and enter into an agreement with a third party who makes a Superior Proposal.

Merger Requires the Approval of Allied Capital Stockholders Holding at Least Two-Thirds of Votes Entitled to Be Cast (page 84)

        The affirmative vote of the holders of at least two-thirds of the shares of Allied Capital common stock outstanding and entitled to vote is required to approve the merger and the merger agreement. Stockholders who abstain or who fail to return their proxies, and do not instruct the proxy solicitor on how to cast their vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card or vote at the Allied Capital special meeting, will have the same effect as if they voted "against" the merger agreement and the merger.

Votes Required to Approve the Issuance of Shares of Ares Capital Common Stock (page 87)

        The affirmative vote of at least a majority of all of the votes cast on the matter at a meeting at which a quorum is present is required to approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement.

Completion of the Merger (page 186)

        While there can be no assurances as to the exact timing, or that the merger will be completed at all, Allied Capital and Ares Capital are working to complete the merger in the first quarter of 2010. As more fully described in this document and in the merger agreement, the completion of the merger depends on a number of conditions being satisfied or, where legally permissible, waived.

Conditions That Must Be Satisfied or Waived for the Merger to Occur (page 186)

        While there can be no assurances as to the exact timing, or that the merger will be completed at all, we are working to complete the merger in the first quarter of 2010. As more fully described in this document and in the merger agreement, the obligations of Allied Capital and Ares Capital to complete the merger are subject to the satisfaction or, where permissible, waiver of the following conditions:

  •
  the approvals of Allied Capital and Ares Capital stockholders are obtained at their respective special meetings;

  •
  the shares of Ares Capital stock to be issued in connection with the merger have been authorized for listing on NASDAQ;

  •
  the registration statement, of which this document forms a part, has become effective and no stop order suspending its effectiveness has been issued and no proceedings for that purpose have been initiated by the SEC;

  •
  no order or law preventing or making illegal the consummation of the merger or any of the other transactions contemplated by the merger agreement is in effect;

  •
  all regulatory approvals required to consummate the merger and the other transactions contemplated by the merger agreement and all statutory waiting periods required by applicable law have expired;

  •
  the receipt by each of Ares Capital and Allied Capital of a legal opinion with respect to certain U.S. federal income tax consequences of the merger;

  •
  the truth and correctness of the representations and warranties of each other party in the merger agreement, subject to the materiality standards provided in the merger agreement, and the receipt by each party of a certificate from the other party to that effect;

  •
  the performance by each other party in all material respects of their obligations under the merger agreement and the receipt by each party of a certificate from the other party to that effect;

  •
  since the date of the merger agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect in respect of the other party, other than certain previously disclosed matters; and

  •
  the absence of certain bankruptcy and insolvency related events with respect to the other party and its consolidated subsidiaries (other than, in the case of Allied Capital, Ciena Capital LLC, or "Ciena").

        In addition, the obligation of Ares Capital to complete the merger is subject to the satisfaction or, where permissible, waiver of the following conditions:

  •
  Allied Capital has delivered a certificate stating that it is not and has not been within the preceding five years a "United States real property holding corporation" for U.S. federal income tax purposes; and

  •
  consents in respect of certain outstanding debt of Allied Capital and Ares Capital have been obtained.

        We cannot be certain when, or if, the conditions to the merger will be satisfied or waived or that the merger will ever be completed.

Termination of the Merger Agreement (page 188)

        The merger agreement contains certain termination rights for Allied Capital or Ares Capital, as applicable, including if:

  •
  the parties mutually agree to terminate;

  •
  a government entity that must grant a regulatory approval has issued a final and non-appealable denial;

  •
  a governmental entity has issued a final and non-appealable order or promulgated a law prohibiting or making illegal the merger or any of the other transactions contemplated by the merger agreement;

  •
  the merger has not been completed by June 30, 2010;

  •
  the stockholders of Allied Capital fail to approve the merger and the merger agreement;

  •
  the stockholders of Ares Capital fail to approve the issuance of Ares Capital common stock in connection with the merger;

  •
  a Special Termination Event occurs;

  •
  there is a breach by Allied Capital, on the one hand, or Ares Capital or Merger Sub, on the other, that would result in a failure of the conditions of Ares Capital and Merger Sub or Allied Capital, as the case may be, to close (subject to cure, if curable);

  •
  either Allied Capital or Ares Capital changes its recommendation that its stockholders vote to approve the matters described in this document to be voted on at their respective special meetings;

  •
  either Allied Capital or Ares Capital fails to cause a vote of its respective stockholders to occur in respect of the matters described in this document to be voted on at their respective special meetings prior to June 30, 2010;

  •
  Allied Capital enters into an agreement with respect to a Superior Proposal, provided that prior to doing so it pays Ares Capital a $30 million termination fee;

  •
  a tender or exchange offer or a Takeover Proposal is publicly announced and Allied Capital fails to recommend against such offer or reaffirm its recommendation of the merger;

  •
  Allied Capital or Ares Capital materially breaches its obligation to use reasonable best efforts to obtain stockholder approval or recommend the matters described in this document to be voted on by their respective special meetings; or

  •
  Allied Capital breaches the non-solicitation provisions.

Termination Fee (page 188)

        The merger agreement provides that, in connection with the termination of the merger agreement under specified circumstances, Allied Capital may be required to pay Ares Capital a termination fee of $30 million ($15 million if Allied Capital stockholders do not approve the merger and the merger agreement) and Ares Capital may be required to pay Allied Capital a reverse termination fee of $30 million.

Board of Directors and Management of Ares Capital Following Completion of the Merger (page 174)

        Upon completion of the merger and subsequent combination, the current directors and officers of Ares Capital are expected to continue in their current positions and Ares Capital's investment adviser, Ares Capital Management, will continue to externally manage it. At the effective time, Ares Capital's board of directors will be increased by at least one member and Ares Capital will submit the name of one member of Allied Capital's board of directors for consideration to Ares Capital's nominating and governance committee to fill the vacancy.

Third Party Consents Required for the Merger (page 173)

        Ares Capital's obligation to complete the merger is subject to the prior receipt of all approvals and consents required to be obtained from applicable agents, lenders, noteholders and other parties with respect to (1) Ares Capital's Credit Facility, CP Funding Facility, CP Funding II Facility and Debt Securitization and (2) Allied Capital's private notes and bank facility. If the merger agreement is terminated because the merger has not occurred by June 30, 2010 by reason of the fact that such consents have not been obtained and all of Ares Capital's other closing conditions have been satisfied, then Ares Capital will be required to pay Allied Capital a reverse termination fee of $30 million.

        Allied Capital and Ares Capital have each agreed that they will, and will cause their representatives to, reasonably cooperate (to the extent commercially reasonable) in connection with obtaining such financing consents or any restructuring of any outstanding debt of Allied Capital, Ares Capital or their respective consolidated subsidiaries or, in the circumstance where such financing consents cannot be obtained, obtaining alternative financing.

        Ares Capital currently intends to (1) increase the maximum amount available under its Credit Facility from $525 million to up to at least $700 million, (2) seek consents permitting the merger under its amortizing CP Funding Facility and its revolving credit CP Funding II Facility, (3) seek rating agency confirmation with respect to its Debt Securitization, (4) refinance or seek consents in respect of the merger with respect to Allied Capital's private notes, (5) assume Allied Capital's public notes pursuant to a supplement indenture satisfactory to the trustee thereof and (6) retire Allied Capital's bank facility.

        There can be no assurance that any such confirmations, approvals or consents will be obtained or that any refinancings will be completed on a timely basis or at all or that such approvals, consents or refinanced debt facilities will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of Ares Capital following completion of the merger.

        Although not a condition to either Allied Capital's or Ares Capital's obligation to complete the merger, certain agreements of Allied Capital and Ares Capital or their controlled affiliates, including with respect to certain managed funds of Allied Capital and its affiliates, will or may require the consent of one or more counterparties in connection with the merger or subsequent combination. The failure to obtain any such consent may permit such counter-parties to terminate, or otherwise increase their rights or Allied Capital or Ares Capital's obligations under, such agreements because the merger may violate an anti-assignment, change of control or similar provision. If this happens, Ares Capital may have to seek to replace that agreement with a new agreement or seek a waiver or amendment to such agreement. Allied Capital and Ares Capital cannot assure you that Ares Capital will be able to replace, amend or obtain a waiver under any such agreement on comparable terms or at all.

The Rights of Allied Capital Common Stockholders Following the Merger Will Be Different (page 421)

        The rights of Allied Capital's stockholders are currently governed by Maryland law and Allied Capital's charter and bylaws. When the merger is completed, Allied Capital's stockholders will become stockholders of Ares Capital, a Maryland corporation, and their rights will be governed by Maryland law and Ares Capital's charter and bylaws. The rights of Allied Capital's stockholders and the rights of Ares Capital's stockholders differ in certain respects.

COMPARATIVE FEES AND EXPENSES

        The following tables are intended to assist you in understanding the costs and expenses that an investor in the common stock of Allied Capital and Ares Capital bears directly or indirectly and Ares Capital's costs and expenses that are expected to be incurred in the first year following the merger. Allied Capital and Ares Capital caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this document contains a reference to fees or expenses paid or to be paid by "you," "Allied Capital" or "Ares Capital," stockholders will indirectly bear such fees or expenses as investors in Allied Capital or Ares Capital, as applicable.

Allied Capital and Ares Capital's Expenses

        The tables below illustrate the change in operating expenses expected as a result of the merger.

	Actual
	Allied Capital		Ares Capital		Pro Forma Combined(1)
Stockholder transaction expenses (as a percentage of offering price)
Sales load paid by Allied Capital and Ares Capital	None	(1)	None	(1)	None	(1)
Offering expenses borne by Allied Capital and Ares Capital	None	(1)	None	(1)	None	(1)
Dividend reinvestment plan expenses	None	(2)	None	(2)	None	(2)

Total stockholder transaction expenses paid by Allied Capital and Ares Capital	None		None		None

	Actual
	Allied Capital	Ares Capital	Pro Forma Combined(1)
Estimated annual expenses (as a percentage of consolidated net assets(3) attributable to common stock):(4)
Management fees(5)	—	2.53%	2.77%
Incentive fees(6)	—	2.61%	1.42%
Interest payments on borrowed funds(7)	14.32%	2.04%	8.79	%(8)
Other expenses(9)	6.75%	1.70%	3.22%
Acquired fund fees and expenses(10)	0.22%	0.03%	0.10%

Total annual expenses (estimated)(11)	21.29%	8.91%	16.30%

(1)
Purchases of shares of common stock of Allied Capital or Ares Capital on the secondary market are not subject to sales charges, but may be subject to brokerage commissions or other charges. The table does not include any sales load (underwriting discount or commission) that stockholders may have paid in connection with their purchase of shares of Allied Capital or Ares Capital common stock.

(2)
The expenses of the dividend reinvestment plan are included in "other expenses."

(3)
"Consolidated net assets attributable to common stock" equals net assets at September 30, 2009.

(4)
Allied Capital does not have an investment adviser and is internally managed by its management team under the supervision of its board of directors. Therefore, Allied Capital pays operating costs associated with employing a management team and investment professionals instead of paying investment advisory fees. As a result, the estimate of the annual expenses Allied Capital incurs in connection with the employment of such employees is included in the line item "Other expenses" and, accordingly, any comparison of the individual items of Allied Capital and Ares Capital set forth under "Estimated annual expenses" above may not be informative because Allied Capital is internally managed and Ares Capital is externally managed. The pro forma combined company estimated annual expenses are consistent with the information presented in the unaudited pro forma condensed consolidated financial statements included in this document. See "Unaudited Selected Pro Forma Consolidated Financial Data."

(5)
Ares Capital is externally managed by its investment adviser, Ares Capital Management. Following completion of the merger, the combined company will continue to be externally managed by Ares Capital Management and the pro forma combined company management fee has been calculated in a manner consistent with Ares Capital's investment advisory and management agreement. Ares Capital's management fee is currently 1.5% of its total assets other than cash and cash equivalents (which includes assets purchased with borrowed amounts). For the purposes of this table, Ares Capital has assumed that it maintains no cash or cash equivalents and that the management fee remains at 1.5% as set forth in its current investment advisory and management agreement. Ares Capital may from time to time decide it is appropriate to change the terms of such agreement. Under the Investment Company Act, any material change to its investment advisory and management agreement must be submitted to its stockholders for approval. The 2.53% reflected on the table is calculated on Ares Capital's net assets (rather than its total assets). See "Management of Ares Capital—Investment Advisory and Management Agreement."

(6)
This item represents Ares Capital's investment adviser's incentive fees based on annualizing actual amounts earned on its pre-incentive fee net income for the nine months ended September 30, 2009 and assumes that the incentive fees earned at the end of September 30, 2009 will be based on the actual realized capital gains as of September 30, 2009, computed net of realized capital losses and unrealized capital depreciation. It also assumes that this fee will remain constant although it is based on Ares Capital's performance and will not be paid unless Ares Capital achieves certain goals. Ares Capital may have capital gains and interest income that could result in the payment of an incentive fee to its investment adviser in the first year after completion of the merger. Since its inception, the average quarterly incentive fee payable to its investment adviser has been approximately 0.56% of its weighted net assets (2.24% on an annualized basis). The pro forma combined company incentive fees have been calculated in a manner consistent with Ares Capital's investment advisory and management agreement. For more detailed information about incentive fees previously incurred by Ares Capital, please see Note 3 to its consolidated financial statements for the period ended September 30, 2009.

  The incentive fee consists of two parts:

  The first, payable quarterly in arrears, equals 20% of Ares Capital's pre-incentive fee net investment income (including interest that is accrued but not yet received in cash), subject to a 2.00% quarterly (8% annualized) hurdle rate and a "catch-up" provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, Ares Capital's investment adviser receives no incentive fee until Ares Capital's net investment income equals the hurdle rate of 2.00% but then receives, as a "catch-up," 100% of its pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.50%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.50% in any calendar quarter, Ares Capital's investment adviser will receive 20% of its pre-incentive fee net investment income as if a hurdle rate did not apply.

  The second part, payable annually in arrears for each calendar year, equals 20% of Ares Capital's realized capital gains on a cumulative basis from inception through the end of the year, if any,

  computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

  Ares Capital will defer cash payment of any incentive fee otherwise earned by its investment adviser if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (1) its aggregate distributions to its stockholders and (2) its change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 8.0% of its net assets at the beginning of such period. These calculations will be adjusted for any share issuances or repurchases. See "Management of Ares Capital—Investment Advisory and Management Agreement."

(7)
"Interest payments on borrowed funds" represents an estimate of annualized interest expenses based on actual interest and credit facility expenses incurred for the nine months ended September 30, 2009. During the nine months ended September 30, 2009, Allied Capital's average borrowings were $1.8 billion and cash paid for interest expense was $141 million and Ares Capital's average borrowings were $865 million and cash paid for interest expense was $15.1 million. Allied Capital had outstanding borrowings of $1.6 billion at September 30, 2009. Ares Capital had outstanding borrowings of $767.9 million at September 30, 2009. The amount of leverage that Allied Capital or Ares Capital may employ at any particular time will depend on, among other things, Allied Capital and Ares Capital's boards of directors' and, in the case of Ares Capital, its investment adviser's assessment of market and other factors at the time of any proposed borrowing. See "Risk Factors—Risks Relating to Ares Capital—Ares Capital borrows money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with Ares Capital." See "Risk Factors—Risks Relating to Allied Capital—Allied Capital's use of leverage magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in Allied Capital."

(8)
This is based on the assumption that borrowings and interest costs after the merger will remain the same as those costs prior to the merger.

(9)
Includes overhead expenses, including, in the case of Ares Capital, payments under its administration agreement based on its allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under such administration agreement. In the case of Allied Capital, such expenses are based on annualized employee, employee stock options and administrative expenses for the nine months ended September 30, 2009. In the case of Ares Capital, such expenses are based on annualized "Other expenses" for the nine months ended September 30, 2009. See "Management of Ares Capital—Administration Agreement." For the pro forma combined company, "other expenses" were based on the amount indicated in the unaudited pro forma condensed consolidated financial statements for the nine months ended September 30, 2009. The holders of shares of Allied Capital and Ares Capital common stock (and not the holders of their debt securities or preferred stock, if any) indirectly bear the cost associated with their annual expenses.

(10)
With respect to "Acquired fund fees and expenses," Allied Capital and Ares Capital stockholders indirectly bear the expenses of underlying investment companies managed by third parties in which Allied Capital and Ares Capital invest. This amount includes the fees and expenses of investment companies in which Allied Capital or Ares Capital is invested as of September 30, 2009. Certain of these investment companies are subject to management fees, which generally range from 1% to 2.5% of total net assets, or incentive fees, which generally range between 15% to 25% of net profits. When applicable, fees and expenses are based on historic fees and expenses for the investment companies. For those investment companies with little or no operating history, fees and expenses are based on expected fees and expenses stated in the investment companies' offering memorandum, private placement memorandum or other similar communication without giving effect to any performance. Future fees and expenses for these investment companies may be substantially higher or lower because certain fees and expenses are based on the performance of the investment companies, which may fluctuate over time. The amount of Allied Capital's average net assets used in calculating this percentage was based on average net assets of $1.3 billion for the nine month period ended September 30, 2009. The amount of Ares Capital's average net assets used in calculating this percentage was based on average net assets of $1.1 billion for the nine month period ended September 30, 2009.

(11)
"Total annual expenses" as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. Allied Capital and Ares Capital borrow money to leverage and increase their total assets. The SEC requires that the "Total annual expenses" percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies. If the "Total annual expenses" percentage were calculated instead as a percentage of consolidated total assets, Allied Capital's "Total annual expenses" would be 8.13% of its consolidated total assets, Ares Capital's "Total annual expenses" would be 5.28% of its consolidated total assets and the pro forma combined company's "Total annual expenses" would be 8.77% of its consolidated total assets.

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in Allied Capital, Ares Capital or, following the merger, the combined company's common stock. In calculating the following expense amounts, each of Allied Capital and Ares Capital has assumed that it would have no additional leverage, that none of its assets are cash or cash equivalents and that its annual operating expenses would remain at the levels set forth in the table above. Transaction expenses related to the merger are not included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return in(1):
Allied Capital	$207	$596	$955	$1,738
Ares Capital	$65	$191	$314	$605
The pro forma combined company following the merger	$153	$412	$622	$983

(1)
The above illustration assumes that Allied Capital, Ares Capital and, following the merger, the combined company will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation. In the case of Ares Capital, the expenses you would pay, based on a $1,000 investment and assuming a 5% annual return resulting entirely from net realized capital gains (and therefore subject to the capital gain incentive fee), and otherwise making the same assumptions in the example above, would be: 1 year, $75; 3 years, $220; 5 years, $359; and 10 years, $683. In the case of the pro forma combined company following the merger, the expenses you would pay, based on a $1,000 investment and assuming a 5% annual return resulting entirely from net realized capital gains (and therefore subject to the capital gain incentive fee), and otherwise making the same assumptions in the example above, would be: 1 year, $163; 3 years, $438; 5 years, $659; and 10 years, $1,034. However, cash payment of the capital incentive fee would be deferred if, during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) Ares Capital's aggregate distributions to its stockholders and (b) its change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) was less than 8.0% of its net assets at the beginning of such period (as adjusted for any share issuances or repurchases).

        The foregoing table is to assist you in understanding the various costs and expenses that an investor in Allied Capital, Ares Capital or, following the merger, the combined company's common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, performance will vary and may result in a return greater or less than 5%. In the case of Ares Capital, the incentive fee under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. If Ares Capital were to achieve sufficient returns on its investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher.

        In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if Ares Capital's board of directors authorizes and Ares Capital declares a cash dividend, participants in its dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of its common stock determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of Ares Capital common stock at the close of trading on the valuation date for the dividend. See "Ares Capital Dividend Reinvestment Plan" for additional information regarding Ares Capital's dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of Allied Capital, Ares Capital or, following the merger, the combined company's future expenses as actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF ALLIED CAPITAL

        You should read the condensed consolidated financial information below with Allied Capital's consolidated financial statements and notes thereto included herein. Financial information at and for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 has been derived from Allied Capital's financial statements that were audited by KPMG LLP. Quarterly financial information is derived from unaudited financial data, but in the opinion of Allied Capital's management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim periods. Interim results at and for the nine months ended September 30, 2009 are not necessarily indicative of the results that may be expected for the year ending December 31, 2009. See "Management's Discussion and Analysis of Financial Condition and Results of Operations of Allied Capital" and "Senior Securities of Allied Capital" below for more information.

	At and for the Nine Months Ended September 30,		At and for the Year Ended December 31,
(in thousands, except per share data)	2009	2008	2008	2007	2006	2005	2004
	(unaudited)
Operating Data:
Interest and related portfolio income:
Interest and dividends	$230,017	$366,079	$457,418	$417,576	$386,427	$317,153	$319,642
Fees and other income	22,233	34,105	44,826	44,129	66,131	56,999	47,448
Total interest and related portfolio income	252,250	400,184	502,244	461,705	452,558	374,152	367,090
Expenses:
Interest	129,023	109,974	148,930	132,080	100,600	77,352	75,650
Employee	32,939	57,439	76,429	89,155	92,902	78,300	53,739
Employee stock options(1)	2,369	9,531	11,781	35,233	15,599	—	—
Administrative	25,509	36,100	49,424	50,580	39,005	69,713	34,686
Impairment of long-lived asset	2,873	—	—	—	—	—	—
Total operating expenses	192,713	213,044	286,564	307,048	248,106	225,365	164,075
Net investment income before income taxes	59,537	187,140	215,680	154,657	204,452	148,787	203,015
Income tax expense (benefit), including excise tax	4,205	8,141	2,506	13,624	15,221	11,561	2,057
Net investment income	55,332	178,999	213,174	141,033	189,231	137,226	200,958
Net realized and unrealized gains (losses):
Net realized gains (losses)	(158,255)	47,330	(129,418)	268,513	533,301	273,496	117,240
Net change in unrealized appreciation or depreciation	(380,528)	(687,506)	(1,123,762)	(256,243)	(477,409)	462,092	(68,712)
Total net gains (losses)	(538,783)	(640,176)	(1,253,180)	12,270	55,892	735,588	48,528
Gain on repurchase of debt	83,532	—	—	—	—	—	—
Loss on extinguishment of debt	(117,497)	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from operations	$(517,416)	$(461,177)	$(1,040,006)	$153,303	$245,123	$872,814	$249,486
Per Share:
Diluted earnings (loss) per common share	$(2.89)	$(2.70)	$(6.01)	$0.99	$1.68	$6.36	$1.88
Net investment income, net realized gains (losses), gain on repurchase of debt and loss on extinguishment of debt per share(2)	$(0.77)	$1.32	$0.48	$2.65	$4.96	$2.99	$2.40
Dividends per common share(2)	$—	$0.65	$2.60	$2.64	$2.47	$2.33	$2.30
Weighted average common shares outstanding—diluted	178,815	171,084	172,996	154,687	145,599	137,274	132,458

	At and for the Nine Months Ended September 30,	At and for the Year Ended December 31,
(in thousands, except per share data)	2009	2008	2007	2006	2005	2004
	(unaudited)
Balance Sheet Data:
Portfolio at value	$2,511,194	$3,492,950	$4,780,521	$4,496,084	$3,606,355	$3,013,411
Total assets	2,840,216	3,722,186	5,214,576	4,887,505	4,025,880	3,260,998
Total debt outstanding(3)	1,593,867	1,945,000	2,289,470	1,899,144	1,284,790	1,176,568
Undistributed (distributions in excess of) earnings	47,826	184,715	535,853	502,163	112,252	12,084
Shareholders' equity	1,201,265	1,718,400	2,771,847	2,841,244	2,620,546	1,979,778
Shareholders' equity per common share (net asset value)(4)	$6.70	$9.62	$17.54	$19.12	$19.17	$14.87
Common shares outstanding at end of period	179,362	178,692	158,002	148,575	136,697	133,099
Asset coverage ratio	175%	188%	221%	250%	309%	280%
Debt to equity ratio	1.33	1.13	0.83	0.67	0.49	0.59
Other Data:
Investments funded	$118,095	$1,078,171	$1,845,973	$2,437,828	$1,675,773	$1,524,523
Principal collections related to investment repayments or sales	479,815	1,037,348	1,211,550	1,055,347	1,503,388	909,189
Realized gains	35,897	150,468	400,510	557,470	343,061	267,702
Realized losses	(194,152)	(279,886)	(131,997)	(24,169)	(69,565)	(150,462)

	2009			2008				2007
(in thousands, except per share data)
	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Quarterly Data (unaudited):
Total interest and related portfolio income	72,438	84,630	95,182	102,060	120,662	134,578	144,944	$117,709	$118,368	$117,676	$107,952
Net investment income	9,585	18,233	29,509	34,175	45,595	63,855	69,549	58,040	18,318	25,175	39,500
Net increase (decrease) in net assets resulting from operations	(140,683)	(29,063)	(347,670)	(578,829)	(318,262)	(102,203)	(40,712)	27,527	(96,468)	89,158	133,086
Diluted earnings (loss) per common share	(0.79)	(0.16)	(1.95)	(3.24)	(1.78)	(0.59)	(0.25)	$0.18	$(0.63)	$0.57	$0.87
Dividends declared per common share(5)	—	—	—	0.65	0.65	0.65	0.65	0.72	0.65	0.64	0.63
Net asset value per common share(4)	6.70	7.49	7.67	9.62	13.51	15.93	16.99	17.54	17.90	19.59	19.58

(1)
Effective January 1, 2006, Allied Capital adopted the provisions of ASC Topic 718, Compensation—Stock Compensation, which codified Statement No. 123 (Revised 2004), Share-Based Payment. See "Management's Discussion and Analysis of Financial Condition and Results of Operations of Allied Capital" below.

(2)
Dividends are based on taxable income, which differs from income for financial reporting purposes. Net investment income and net realized gains are the most significant components of Allied Capital's annual taxable income from which dividends are paid. See "Management's Discussion and Analysis of Financial Condition and Results of Operations of Allied Capital" below.

(3)
See "Senior Securities of Allied Capital" and "Management's Discussion and Analysis of Financial Condition and Results of Operations of Allied Capital" for more information regarding Allied Capital's level of indebtedness.

(4)
Allied Capital determines net asset value per common share as of the last day of the period presented. The net asset values shown are based on outstanding shares at the end of each period presented.

(5)
Dividends declared per common share for the fourth quarter of 2007 included the regular quarterly dividend of $0.65 per common share and an extra dividend of $0.07 per common share. Dividends paid in 2008 primarily were paid from taxable income earned in 2007 that was carried over for distribution in 2008.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF ARES CAPITAL

        The following selected financial and other data for the years ended December 31, 2008, 2007, 2006 and 2005, and for the period from June 23, 2004 (inception) through December 31, 2004 are derived from Ares Capital's consolidated financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm whose report thereon is included elsewhere in this document. The selected financial and other data for the nine months ended September 30, 2009 and other quarterly financial information is derived from Ares Capital's unaudited financial statements, but in the opinion of Ares Capital's management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the nine months ended September 30, 2009 are not necessarily indicative of the results that may be expected for the year ending December 31, 2009. The data should be read in conjunction with Ares Capital's consolidated financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations of Ares Capital" and "Senior Securities of Ares Capital," which are included elsewhere in this document.

 ARES CAPITAL CORPORATION AND SUBSIDIARIES
SELECTED FINANCIAL DATA
As of and For the Nine Months Ended September 30, 2009, As of and For the Years Ended
December 31, 2008, 2007, 2006 and 2005 and As of and For the Period June 23, 2004 (inception)
Through December 31, 2004
(dollar amounts in thousands, except per share data and as otherwise indicated)

	As of and For the Nine Months Ended September 30, 2009	As of and For the Year Ended December 31, 2008	As of and For the Year Ended December 31, 2007	As of and For the Year Ended December 31, 2006	As of and For the Year Ended December 31, 2005	As of and For the Period June 23, 2004 (inception) Through December 31, 2004
Total Investment Income	$176,008	$240,461	$188,874	$120,020	$41,850	$4,381
Total Expenses	80,391	113,221	94,751	58,458	14,569	1,666

Net Investment Income Before Income Taxes	95,617	127,240	94,123	61,562	27,282	2,715

Income Tax Expense (Benefit), Including Excise Tax	563	248	(826)	4,931	158	—

Net Investment Income	95,054	126,992	94,949	56,631	27,124	2,715

Net Realized and Unrealized Gains (Losses) on Investments, Foreign Currencies and Extinguishment of Debt	38,009	(266,447)	(4,117)	13,064	14,727	475

Net Increase (Decrease) in Stockholders' Equity Resulting from Operations	$133,063	$(139,455)	$90,832	$69,695	$41,851	$3,190

Per Share Data:
Net Increase (Decrease) in Stockholder's Equity Resulting from Operations:
Basic(1):	$1.34	$(1.56)	$1.34	$1.58	$1.75	$0.28
Diluted(1):	$1.34	$(1.56)	$1.34	$1.58	$1.75	$0.28
Cash Dividend Declared:	$1.12	$1.68	$1.66	$1.64	$1.30	$0.30
Total Assets	$2,065,081	$2,091,333	$1,829,405	$1,347,991	$613,645	$220,456
Total Debt	$767,871	$908,786	$681,528	$482,000	$18,000	$55,500
Total Stockholders' Equity	$1,222,591	$1,094,879	$1,124,550	$789,433	$569,612	$159,708
Other Data:
Number of Portfolio Companies at Period End(2)	94	91	78	60	38	20
Principal Amount of Investments Purchased(3)	220,141	$925,945	$1,251,300	$1,087,507	$504,299	$234,102
Principal Amount of Investments Sold and Repayments(4)	271,786	$485,270	$718,695	$430,021	$108,415	$52,272
Total Return Based on Market Value(5)	91.94%	(45.25)%	(14.76)%	29.12%	(10.60)%	31.53%
Total Return Based on Net Asset Value(6)	12.02%	(11.17)%	8.98%	10.73%	12.04%	(1.80)%
Weighted Average Yield of Debt and Income Producing Equity Securities at Fair Value(7):	12.53%	12.79%	11.68%	11.95%	11.25%	12.36%
Weighted Average Yield of Debt and Income Producing Equity Securities at Amortized Cost(7):	11.70%	11.73%	11.64%	11.63%	11.40%	12.25%

(1)
In accordance with Accounting Standards Codification, or "ASC," 260 (formerly Statement of Financial Accounting Standards No. 128, Earnings Per Share) the weighted average shares of common stock outstanding used in computing basic and diluted earnings per common share have been adjusted retroactively by a factor of 1.02% to recognize the bonus element associated with rights to acquire shares of common stock that Ares Capital issued to stockholders of record as of March 24, 2008 in connection with a rights offering.

(2)
Includes commitments to portfolio companies for which funding has yet to occur.

(3)
The information presented for the period June 23, 2004 (inception) through December 31, 2004 includes $140.8 million of the assets purchased from Royal Bank of Canada and excludes $9.7 million of publicly traded fixed income securities.

(4)
The information presented for the period June 23, 2004 (inception) through December 31, 2004 excludes $9.7 million of publicly traded fixed income securities.

(5)
Total return based on market value for the nine months ended September 30, 2009 equals the increase of the ending market value at September 30, 2009 of $11.02 per share over the ending market value at December 31, 2008 of $6.33 per share, plus the declared dividends of $1.12 per share for the nine months ended September 30, 2009, divided by the market value at December 31, 2008. Total return based on market value for the year ended December 31, 2008 equals the decrease of the ending market value at December 31, 2008 of $6.33 per share over the ending market value at December 31, 2007 of $14.63 per share, plus the declared dividends of $1.68 per share for the year ended December 31, 2008, divided by the market value at December 31, 2007. Total return based on market value for the year ended December 31, 2007 equals the decrease of the ending market value at December 31, 2007 of $14.63 per share over the ending market value at December 31, 2006 of $19.11 per share, plus the declared dividends of $1.66 per share for the year ended December 31, 2007, divided by the market value at December 31, 2006. Total return based on market value for the year ended December 31, 2006 equals the increase of the ending market value at December 31, 2006 of $19.11 per share over the ending market value at December 31, 2005 of $16.07 per share, plus the declared dividends of $1.64 per share for the year ended December 31, 2006, divided by the market value at December 31, 2005. Total return based on market value for the year ended December 31, 2005 equals the decrease of the ending market value at December 31, 2005 of $16.07 per share over the ending market value at December 31, 2004 of $19.43 per share, plus the declared dividends of $1.30 per share for the year ended December 31, 2005, divided by the market value at December 31, 2004. Total return based on market value for the period June 23, 2004 (inception) through December 31, 2004 equals the increase of the ending market value at December 31, 2004 of $19.43 per share over the offering price of $15.00 per share, plus the declared dividend of $0.30 per share (includes return of capital of $0.01 per share) for holders of record on December 27, 2004, divided by the offering price. Total return based on market value is not annualized. Ares Capital's shares fluctuate in value. Ares Capital's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(6)
Total return based on net asset value for the nine months ended September 30, 2009 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.12 per share for the nine months ended September 30, 2009, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2008 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.68 per share for the year ended December 31, 2008, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2007 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.66 per share for the year ended December 31, 2007, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2006 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.64 per share for the year ended December 31, 2006, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2005 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.30 per share for the year ended December 31, 2005, divided by the beginning net asset value. Total return based on net asset value for the period June 23, 2004 (inception) through December 31, 2004 equals the change in net asset value during the period plus the declared dividend of $0.30 per share (includes return of capital of $0.01 per share) for holders of record on December 27, 2004, divided by the beginning net asset value. Total return based on net asset value is not annualized. Ares Capital's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(7)
Weighted average yield on debt and income producing equity securities at fair value is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount on accruing debt divided by (b) total income producing equity securities and debt at fair value. Weighted average yield on debt and income producing equity securities at amortized cost is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount on accruing debt divided by (b) total income producing equity securities and debt at amortized cost.

SELECTED QUARTERLY DATA (Unaudited)
(dollar amounts in thousands, except per share data)

	2009
	Q3	Q2	Q1
Total Investment Income	$60,881	$59,111	$56,016
Net investment income before net realized and unrealized gain (losses) and incentive compensation	$41,133	$39,935	$37,750
Incentive compensation	$8,227	$7,987	$7,550
Net investment income before net realized and unrealized gain (losses)	$32,906	$31,948	$30,200
Net realized and unrealized gains (losses)	$30,370	$2,805	$4,834
Net increase (decrease) in stockholders' equity resulting from operations	$63,276	$34,753	$35,034
Basic and diluted earnings per common share	$0.62	$0.36	$0.36
Net asset value per share as of the end of the quarter	$11.16	$11.21	$11.20

	2008
	Q4	Q3	Q2	Q1
Total Investment Income	$62,723	$62,067	$63,464	$52,207
Net investment income before net realized and unrealized gain (losses) and incentive compensation	$40,173	$41,025	$45,076	$32,466
Incentive compensation	$8,035	$8,205	$9,015	$6,493
Net investment income before net realized and unrealized gain (losses)	$32,138	$32,820	$36,061	$25,973
Net realized and unrealized gains (losses)	$(142,638)	$(74,213)	$(32,789)	$(16,807)
Net increase (decrease) in stockholders' equity resulting from operations	$(110,500)	$(41,393)	$3,272	$9,166
Basic and diluted earnings per common share	$(1.14)	$(0.43)	$0.04	$0.13
Net asset value per share as of the end of the quarter	$11.27	$12.83	$13.67	$15.17

	2007
	Q4	Q3	Q2	Q1
Total Investment Income	$53,828	$47,931	$47,399	$39,715
Net investment income before net realized and unrealized gain (losses) and incentive compensation	$33,677	$29,875	$31,220	$23,699
Incentive compensation	$6,573	$5,966	$6,229	$4,755
Net investment income before net realized and unrealized gain (losses)	$27,104	$23,909	$24,991	$18,944
Net realized and unrealized gains (losses)	$(16,353)	$(984)	$8,576	$4,645
Net increase (decrease) in stockholders' equity resulting from operations	$10,752	$22,924	$33,567	$23,589
Basic and diluted earnings per common share	$0.15	$0.32	$0.48	$0.44
Net asset value per share as of the end of the quarter	$15.47	$15.74	$15.84	$15.34

UNAUDITED SELECTED PRO FORMA CONSOLIDATED FINANCIAL DATA

        The following tables set forth unaudited pro forma condensed consolidated financial data for Ares Capital and Allied Capital as a consolidated entity. The information as of September 30, 2009 is presented as if the merger had been completed on September 30, 2009 and after giving effect to certain transactions that occurred subsequent to September 30, 2009. The unaudited pro forma condensed consolidated operating data for the nine months ended September 30, 2009 and for the year ended December 31, 2008 are presented as if the merger had been completed January 1, 2008. In the opinion of management, all adjustments necessary to reflect the effect of these transactions have been made. The merger will be accounted for under the acquisition method of accounting as provided by Accounting Standards Codification, or "ASC," 805-10 (previously Statement of Financial Accounting Standards, or "SFAS," No. 141(R)), Business Combinations.

        The unaudited pro forma condensed consolidated financial data should be read together with the respective historical audited and unaudited consolidated financial statements and financial statement notes of Allied Capital and Ares Capital in this document. The unaudited pro forma condensed consolidated financial data are presented for comparative purposes only and do not necessarily indicate what the future operating results or financial position of Ares Capital will be following completion of the merger. The unaudited pro forma condensed consolidated financial data does not include adjustments to reflect any cost savings or other operational efficiencies that may be realized as a result of the merger of Allied Capital and Ares Capital or any future merger related restructuring or integration expenses.

(dollar amounts in thousands, except per share data and as otherwise indicated)

	For the Nine Months Ended September 30, 2009	For the Year Ended December 31, 2008
Total Investment Income	$428,258	$742,705
Total Expenses	281,685	419,671

Net Investment Income Before Income Taxes	146,573	323,034

Income Tax Expense (Benefit), Including Excise Tax	4,768	2,754

Net Investment Income	141,805	320,280

Net Realized and Unrealized Gains (Losses) on Investments, Foreign Currencies and Extinguishment of Debt	(534,739)	(1,519,627)

Net Increase (Decrease) in Stockholders' Equity Resulting from Operations	$(392,934)	$(1,199,347)

	As of September 30, 2009
Total Assets	$4,164,095
Total Debt	$1,760,712
Total Stockholders' Equity	$2,251,180

UNAUDITED PRO FORMA PER SHARE DATA

        The following selected unaudited pro forma per share information for the nine months ended September 30, 2009 and for the year ended December 31, 2008 reflects the merger and related transactions as if they had occurred on July 1, 2008. The unaudited pro forma combined net asset value per common share outstanding reflects the merger and related transactions as if they had occurred on September 30, 2009 and certain other transactions that occurred subsequent to September 30, 2009.

        Such unaudited pro forma combined per share information is based on the historical financial statements of Ares Capital and Allied Capital and on publicly available information and certain assumptions and adjustments as discussed in the section entitled "Unaudited Pro Forma Condensed Consolidated Financial Statements." This unaudited pro forma combined per share information is provided for illustrative purposes only and is not necessarily indicative of what the operating results or financial position of Ares Capital or Allied Capital would have been had the merger and related transactions been completed at the beginning of the periods or on the dates indicated, nor are they necessarily indicative of any future operating results or financial position. The following should be read in connection with the section entitled "Unaudited Pro Forma Condensed Consolidated Financial Statements" and other information included in or incorporated by reference into this document.

	As of and For the Nine Months Ended September 30, 2009				For the Year Ended December 31, 2008
	Ares Capital	Allied Capital	Pro forma Combined— Ares Capital	Per Equivalent Allied Capital Share(3)	Ares Capital	Allied Capital	Pro forma Combined— Ares Capital	Per Equivalent Allied Capital Share(3)
Net Increase (Decrease) in Stockholders' Equity Resulting from Operations:
Basic	$1.34	$(2.89)	$(2.50)	$(0.81)	$(1.56)	$(6.01)	$(8.11)	$(2.63)
Diluted	$1.34	$(2.89)	$(2.50)	$(0.81)	$(1.56)	$(6.01)	$(8.11)	$(2.63)
Cash Dividends Declared(1)	$1.12	$—	$1.12	$0.36	$1.68	$2.60	$1.68	$0.55
Net Asset Value per Share(2)	$11.16	$6.70	$13.41	$4.36	$11.27	$9.62

(1)
The cash dividends declared per share represent the actual dividends declared per share for the period presented. The pro forma combined dividends declared is the dividends per share as declared by Ares Capital.

(2)
The pro forma combined net asset value per share is computed by dividing the pro forma combined net assets as of September 30, 2009 by the pro forma combined number of shares outstanding.

(3)
The Allied Capital equivalent pro forma per share amount is calculated by multiplying the combined pro forma share amounts by the common stock exchange ratio of 0.325.

RISK FACTORS

        In addition to the other information included in this document, stockholders should consider the matters described below in determining whether to approve the merger and the merger agreement, in the case of Allied Capital stockholders, and approve the issuance of Ares Capital common stock in connection with the merger, in the case of Ares Capital stockholders. The risks set out below are not the only risks Ares Capital, Allied Capital and, following the merger and subsequent combination, the combined company face. Additional risks and uncertainties not currently known to Ares Capital or Allied Capital or that they currently deem to be immaterial also may materially adversely affect their or, following the merger and subsequent combination, the combined company's business, financial condition or operating results. If any of the following events occur, Ares Capital, Allied Capital or, following the merger and subsequent combination, the combined company's business, financial condition or results of operations could be materially adversely affected.

Risks Relating to the Merger

         Because the market price of Ares Capital common stock will fluctuate, Allied Capital common stockholders cannot be sure of the market value of the merger consideration they will receive until the closing date.

        The exchange ratio of 0.325 of a share of Ares Capital common stock for each share of Allied Capital common stock was fixed on October 26, 2009, the date of the signing of the merger agreement, and is not subject to adjustment based on changes in the trading price of Ares Capital or Allied Capital common stock before the closing of the merger.

        The market value of the merger consideration may vary from the closing price of Ares Capital common stock on the date the merger was announced, on the date that this document was mailed to stockholders, on the date of the Allied Capital special meeting or the date of the Ares Capital special meeting and on the date the merger is completed and thereafter. Any change in the market price of Ares Capital common stock prior to completion of the merger will affect the market value of the merger consideration that Allied Capital common stockholders will receive upon completion of the merger.

        Accordingly, at the time of their special meeting, Allied Capital common stockholders will not know or be able to calculate the market value of the merger consideration they would receive upon completion of the merger. Neither Allied Capital nor Ares Capital is permitted to terminate the merger agreement or re-solicit the vote of Allied Capital's or Ares Capital common stockholders solely because of changes in the market prices of either company's stock. There will be no adjustment to the merger consideration for changes in the market price of either shares of Ares Capital common stock or shares of Allied Capital common stock. Stock price changes may result from a variety of factors, including, among other things:

  •
  changes in the business, operations or prospects of Ares Capital or Allied Capital;

  •
  the financial condition of current or prospective portfolio companies of Ares Capital or Allied Capital;

  •
  interest rates or general market or economic conditions;

  •
  market assessments of the likelihood that the merger will be completed and the timing of the merger; and

  •
  market perception of the future profitability of the combined company.

        See "Special Note Regarding Forward-Looking Statements" for other factors that could cause the price of Allied Capital and Ares Capital common stock to change.

        These factors are generally beyond the control of either Ares Capital or Allied Capital. It should be noted that during the 12-month period ending [    •    ], 20[    •    ], the closing price per share of Ares Capital common stock varied from a low of $[    •    ] to a high of $[    •    ]. However, historical trading prices are not necessarily indicative of future performance. You should obtain current market quotations for shares of Ares Capital common stock and for shares of Allied Capital common stock prior to voting your shares.

         Allied Capital stockholders and Ares Capital stockholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the merger.

        Allied Capital stockholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power in respect of the combined company relative to their respective percentage ownership interests in Allied Capital prior to the merger. Consequently, Allied Capital stockholders should expect to exercise less influence over the management and policies of the combined company following the merger and subsequent combination than they currently exercise over the management and policies of Allied Capital. Ares Capital stockholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power in respect of the combined company relative to their respective ownership interests in Ares Capital prior to the merger. Consequently, Ares Capital stockholders should expect to exercise less influence over the management and policies of the combined company following the merger and subsequent combination than they currently exercise over the management and policies of Ares Capital.

        If the merger is consummated, based on the number of shares of Ares Capital common stock issued and outstanding on the date hereof and assuming that holders of all "in-the-money" Allied Capital stock options elect to be cashed out), Ares Capital stockholders will own approximately 65% of the combined company's outstanding common stock and Allied Capital stockholders will own approximately 35% of the combined company's outstanding common stock. In addition, both prior to and after completion of the merger, Ares Capital may issue additional shares of common stock (including, subject to certain restrictions under the Investment Company Act, at prices below Ares Capital common stock's then current net asset value per share), all of which would further reduce the percentage ownership of the combined company held by former Allied Capital stockholders and current Ares Capital stockholders. In addition, the issuance or sale by Ares Capital of shares of its common stock at a discount to net asset value poses a risk of dilution to stockholders.

         Ares Capital may be unable to realize the benefits anticipated by the merger and subsequent combination, including estimated cost savings and synergies, or it may take longer than anticipated to achieve such benefits.

        The realization of certain benefits anticipated as a result of the merger will depend in part on the integration of Allied Capital's investment portfolio with Ares Capital's and the integration of Allied Capital's business with Ares Capital's. There can be no assurance that Allied Capital's business can be operated profitably or integrated successfully into Ares Capital's operations in a timely fashion or at all. The dedication of management resources to such integration may detract attention from the day-to-day business of Ares Capital and there can be no assurance that there will not be substantial costs associated with the transition process or there will not be other material adverse effects as a result of these integration efforts. Such effects, including but not limited to, incurring unexpected costs or delays in connection with such integration and failure of Allied Capital's investment portfolio to perform as expected, could have a material adverse effect on the financial results of Ares Capital.

        Ares Capital also expects to achieve certain cost savings and synergies from the merger when the two companies have fully integrated their portfolios. It is possible that the estimates of the potential cost savings and synergies could turn out to be incorrect. The cost savings and synergies estimates also assume Ares Capital's ability to combine the businesses of Ares Capital and Allied Capital in a manner that permits those cost savings and synergies to be fully realized. If the estimates turn out to be incorrect or Ares Capital is not able to successfully combine the business of the two companies, the anticipated cost savings and synergies may not be fully realized or realized at all or may take longer to realize than expected.

         Ares Capital's inability to obtain rating agency confirmation and the third party consents of financing providers to Allied Capital and Ares Capital necessary to complete the transaction could delay or prevent the completion of the merger.

        Ares Capital's obligation to complete the merger is subject to the prior receipt of all approvals and consents required to be obtained from applicable agents, lenders, noteholders and other parties with respect to (1) Ares Capital's Credit Facility, CP Funding Facility, CP Funding II Facility and Debt Securitization and (2) Allied Capital's private notes and bank facility. If the merger agreement is terminated because the merger has not occurred by June 30, 2010 by reason of the fact that such consents have not been obtained and all of Ares Capital's other closing conditions have been satisfied, then Ares Capital will be required to pay Allied Capital a reverse termination fee of $30 million.

        Ares Capital currently intends to (1) increase the maximum amount available under its Credit Facility from $525 million to up to at least $700 million, (2) seek consents permitting the merger under its CP Funding Facility and its CP Funding II Facility, (3) seek rating agency confirmation with respect to its Debt Securitization, (4) refinance or seek consents in respect of the merger with respect to Allied Capital's private notes, (5) assume Allied Capital's public notes pursuant to a supplemental indenture satisfactory to the trustee thereof and (6) retire Allied Capital's bank facility.

        Although Ares Capital expects to obtain in a timely manner the confirmations, consents and approvals necessary to complete the pending merger and/or to engage in certain refinancing transactions in connection therewith, if Ares Capital is unable to timely obtain such confirmations, consents, approvals or refinancings, the closing of the merger could be significantly delayed or the merger may not occur at all.

         The merger or subsequent combination may trigger certain "change of control" provisions and other restrictions in contracts of Allied Capital and Ares Capital and the failure to obtain any required consents or waivers could adversely impact the combined company.

        Certain agreements of Allied Capital and Ares Capital or their controlled affiliates, including with respect to certain managed funds of Allied Capital and its affiliates, will or may require the consent of one or more counter-parties in connection with the merger or subsequent combination. The failure to obtain any such consent may permit such counter-parties to terminate, or otherwise increase their rights or Allied Capital's or Ares Capital's obligations under, any such agreement because the merger may violate an anti-assignment, change of control or similar provision. If this happens, Ares Capital may have to seek to replace that agreement with a new agreement or seek a waiver or amendment to such agreement. Allied Capital and Ares Capital cannot assure you that Ares Capital will be able to replace, amend or obtain a waiver under any such agreement on comparable terms or at all.

        If any such agreement is material, the failure to obtain consents, amendments or waivers under, or to replace on similar terms or at all, any of these agreements could adversely affect the financial performance or results of operations of the combined company following the merger and subsequent combination, including preventing Ares Capital from operating a material part of Allied Capital's business.

        In addition, the consummation of the merger and subsequent combination may violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, cancellation, acceleration or other change of any right or obligation (including any payment obligation) under agreements of Allied Capital or Ares Capital. Any such violation, conflict, breach, loss, default or other effect could, either individually or in the aggregate, have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the merger and subsequent combination.

         Several lawsuits have been filed against Allied Capital, members of Allied Capital's board of directors, Ares Capital and Merger Sub challenging the merger. An adverse ruling in any such lawsuit may prevent the merger from becoming effective within the expected timeframe or at all. If the merger is consummated, these lawsuits and other legal proceedings could have a material impact on the results of operations, cash flows or financial condition of the combined company.

        Allied Capital and Ares Capital are aware that a number of lawsuits have been filed by stockholders of Allied Capital challenging the merger. The suits are filed either as putative stockholder class actions, shareholder derivative actions or both. All of the actions assert similar claims against the members of Allied Capital's board of directors alleging that the merger agreement is the product of a flawed sales process and that Allied Capital's directors breached their fiduciary duties by agreeing to a structure that was not designed to maximize the value of Allied Capital's stockholders and by failing to adequately value and obtain fair consideration for Allied Capital's shares. They also claim that Ares Capital (and, in several cases, Merger Sub, and, in several other cases, Allied Capital) aided and abetted the directors' alleged breaches of fiduciary duties. All of the actions demand, among other things, a preliminary and permanent injunction enjoining the merger and rescinding the transaction or any part thereof that may be implemented. Such legal proceedings could delay or prevent the transaction from becoming effective within the agreed upon timeframe or at all, and, if the merger is consummated, may be material to the results of operations, cash flows or financial condition of the combined company.

        Allied Capital is also involved in various other legal proceedings. In addition, Allied Capital's portfolio company, Ciena, is the subject of ongoing governmental investigations, audits and reviews being conducted by the Small Business Administration, the United States Secret Service, the U.S. Department of Agriculture and the U.S. Department of Justice. Neither Ares Capital nor Allied Capital can predict the eventual outcome of these investigations, audits and reviews or other legal proceedings and the ultimate outcome of such matters could, upon consummation of the merger, be material to the results of operations, cash flows or financial condition of the combined company. It is possible that third parties could try to seek to impose liability against the combined company in connection with these matters. See "Business of Allied Capital—Legal Proceedings."

         The opinions obtained by Allied Capital and Ares Capital from their respective financial advisors will not reflect changes in circumstances between signing the merger agreement and completion of the merger.

        Neither Allied Capital nor Ares Capital has obtained an updated opinion as of the date of this document from their respective financial advisors and neither anticipates obtaining an updated opinion prior to closing. Changes in the operations and prospects of Allied Capital or Ares Capital, general market and economic conditions and other factors that may be beyond the control of Allied Capital or Ares Capital, and on which their respective financial advisors' opinions were based, may significantly alter the value of Allied Capital or the prices of shares of Ares Capital common stock or Allied Capital common stock by the time the merger is completed. The opinions do not speak as of the time the merger will be completed or as of any date other than the date of such opinions. Because neither Allied Capital nor Ares Capital currently anticipates asking their respective financial advisors to update their opinions, the opinions will not address the fairness of the exchange ratio from a financial point of view at the time the merger is completed. The recommendations of the boards of directors of Allied Capital and Ares Capital that their respective stockholders vote "FOR" approval of the matters described in this document are made as of the date of this document. For a description of the opinions that Allied Capital received from its financial advisors, see "The Merger—Opinion of Allied Capital's

Financial Advisors." For a description of the opinion that Ares Capital received from its financial advisor, see "The Merger—Opinion of Ares Capital's Financial Advisor."

         If the merger does not close, neither Ares Capital nor Allied Capital will benefit from the expenses incurred in its pursuit.

        The merger may not be completed. If the merger is not completed, Ares Capital and Allied Capital will have incurred substantial expenses for which no ultimate benefit will have been received. Both companies have incurred out-of-pocket expenses in connection with the merger for investment banking, legal and accounting fees and financial printing and other related charges, much of which will be incurred even if the merger is not completed.

         Termination of the merger agreement could negatively impact Allied Capital and Ares Capital.

        If the merger agreement is terminated, there may be various consequences, including:

  •
  Allied Capital's and Ares Capital's businesses may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the merger, without realizing any of the anticipated benefits of completing the merger;

  •
  the market price of Allied Capital common stock and Ares Capital common stock might decline to the extent that the market price prior to termination reflects a market assumption that the merger will be completed;

  •
  in the case of Allied Capital, it may not be able to find a party willing to pay an equivalent or more attractive price than the price Ares Capital has agreed to pay in the merger; and

  •
  the payment of any termination fee or reverse termination fee, if required under the circumstances, could adversely affect the financial condition and liquidity of Allied Capital or Ares Capital.

         Under certain circumstances, Allied Capital and Ares Capital are obligated to pay each other a termination fee upon termination of the merger agreement.

        No assurance can be given that the merger will be completed. The merger agreement provides for the payment by Allied Capital to Ares Capital of a termination fee of $30 million if the merger is terminated by Allied Capital or Ares Capital under certain circumstances ($15 million if Allied Capital stockholders do not approve the merger and the merger agreement). In addition, the merger agreement provides for a payment by Ares Capital to Allied Capital of a reverse termination fee of $30 million under certain other circumstances. See "Description of the Merger Agreement—Termination of the Merger Agreement" for a discussion of the circumstances that could result in the payment of a termination fee.

         The merger agreement limits Allied Capital's ability to pursue alternatives to the merger.

        The merger agreement contains provisions that limit Allied Capital's ability to discuss, facilitate or commit to competing third-party proposals to acquire all or a significant part of Allied Capital. These provisions, which are typical for transactions of this type, and include a $30 million termination fee payable under certain circumstances, might discourage a potential competing acquiror that might have an interest in acquiring all or a significant part of Allied Capital from considering or proposing that acquisition even if it were prepared to pay consideration with a higher per share market price than that proposed in the merger or might result in a potential competing acquiror proposing to pay a lower per share price to acquire Allied Capital than it might otherwise have proposed to pay.

         The merger is subject to closing conditions, including stockholder approvals, that, if not satisfied or waived, will result in the merger not being completed, which may result in material adverse consequences to Allied Capital's business and operations.

        The merger is subject to closing conditions, including certain approvals of Allied Capital's and Ares Capital's respective stockholders that, if not satisfied, will prevent the merger from being completed. The closing condition that Allied Capital's stockholders approve the merger and the merger agreement may not be waived under applicable law and must be satisfied for the merger to be completed. Allied Capital currently expects that all directors and executive officers of Allied Capital will vote their shares of Allied Capital common stock in favor of the proposals presented at the Allied Capital special meeting. If Allied Capital's stockholders do not approve the merger and the merger agreement and the merger is not completed, the resulting failure of the merger could have a material adverse impact on Allied Capital's business and operations and may result in the payment by Allied Capital to Ares Capital of a $15.0 million termination fee. In addition to the required approvals of Allied Capital's and Ares Capital's stockholders, the merger is subject to a number of other conditions beyond Allied Capital's control that may prevent, delay or otherwise materially adversely affect its completion. Neither Allied Capital nor Ares Capital can predict whether and when these other conditions will be satisfied.

         Certain persons related to Allied Capital have interests in the merger that differ from the interests of Allied Capital stockholders.

        Certain persons related to Allied Capital have financial interests in the merger that are different from, or in addition to, the interests of Allied Capital's stockholders. The members of the Allied Capital board of directors were aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger and in recommending to Allied Capital stockholders that the merger agreement and merger be approved. These interests are described in more detail in the section of this document entitled "The Merger—Interests of Certain Persons Related to Allied Capital in the Merger."

        Based on the assumptions set forth in "The Merger—Interests of Certain Persons Related to Allied Capital in the Merger," Allied Capital's named executive officers may be entitled to receive aggregate payments of up to approximately $[    •    ] for accelerated vesting and payout of stock options upon completion of the merger. The maximum amounts that would be payable to Allied Capital's named executive officers in the aggregate under each of their current employment agreements or retention agreements, assuming that certain conditions regarding change of control and termination are met, would be up to approximately $[    •    ]. Certain existing executive officers of Allied Capital may, however, become paid employees of Ares Capital, one of its portfolio companies or subsidiaries or its investment adviser. See "The Merger—Interests of Certain Persons Related to Allied Capital in the Merger" for a further description of these interests, including the payments that each named executive officer is or may be entitled to receive upon completion of the merger.

         Allied Capital will be subject to business uncertainties and contractual restrictions while the merger is pending.

        Uncertainty about the effect of the merger may have an adverse effect on Allied Capital and, consequently, on the combined company following completion of the merger. These uncertainties may impair Allied Capital's ability to retain and motivate key personnel until the merger is consummated and could cause those that deal with Allied Capital to seek to change their existing business relationships with Allied Capital. Retention of certain employees may be challenging during the pendency of the merger, as certain employees may experience uncertainty about their future following completion of the merger. If key Allied Capital employees depart because of issues relating to the uncertainty and difficulty of integration or a desire not to remain affiliated with the combined company following completion of the merger, the combined company's business following the merger could be harmed. In addition, the merger agreement restricts Allied Capital from taking actions that it might otherwise consider to be in its best interests. These restrictions may prevent Allied Capital from pursuing certain business opportunities that may arise prior to the completion of the merger. Please see the section entitled "Description of the Merger Agreement—Conduct of Business Pending Completion of the Merger" for a description of the restrictive covenants to which Allied Capital is subject.

         The shares of Ares Capital common stock to be received by Allied Capital common stockholders as a result of the merger will have different rights associated with them than shares of Allied Capital common stock currently held by them.

        The rights associated with Allied Capital common stock are different from the rights associated with Ares Capital common stock. See the section of this document entitled "Comparison of Stockholder Rights."

         The market price of Ares Capital common stock after the merger may be affected by factors different from those affecting Allied Capital common stock or Ares Capital common stock currently.

        The businesses of Ares Capital and Allied Capital differ in some respects and, accordingly, the results of operations of the combined company and the market price of Ares Capital common stock after the merger may be affected by factors different from those currently affecting the independent results of operations of each of Ares Capital or Allied Capital.

         Allied Capital stockholders who hold their shares in certificated form and who do not timely surrender their Allied Capital common stock certificates for Ares Capital common stock after the completion of the merger will be deemed to have elected to receive dividends and other distributions declared after the completion of the merger with respect to Ares Capital common stock in the form of Ares Capital common stock in accordance with Ares Capital's dividend reinvestment plan and, as a result, may suffer adverse tax consequences.

        As soon as reasonably practicable after completion of the merger, the exchange agent will mail a letter of transmittal to each record holder of Allied Capital common stock who holds their shares in certificated form. This mailing will contain instructions on how to surrender Allied Capital common stock certificates in exchange for statements indicating book-entry ownership of Ares Capital common stock and a check in the amount of cash to be paid instead of fractional shares. Until Allied Capital common stock is surrendered for exchange, any dividends or other distributions declared after the completion of the merger with respect to Ares Capital common stock into which shares of Allied Capital common stock may have been converted will accrue, without interest, but will not be paid. Ares Capital will pay to such former Allied Capital stockholders any unpaid dividends or other distributions, without interest, only after they have duly surrendered their Allied Capital stock certificates.

        In addition, any such unpaid dividends or other distributions will be payable in the form of shares of Ares Capital common stock in accordance with Ares Capital's dividend reinvestment plan for stockholders who have not opted out of the plan. Because stockholders who receive distributions in the form of stock generally will be subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash, Allied Capital stockholders who do not timely surrender their Allied Capital common stock certificates for Ares Capital common stock after the completion of the merger may suffer adverse tax consequences attributable to non-cash income realized with respect to any dividends.

Risks Relating to Ares Capital

         Capital markets have recently been in a period of disruption and instability. These market conditions have materially and adversely affected debt and equity capital markets in the United States, which has had, and may in the future have, a negative impact on Ares Capital's business and operations.

        Beginning in 2007, the U.S. capital markets entered into a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While these conditions appear to be improving, they could continue for a prolonged period of time or worsen in the future. While these conditions persist, Ares Capital and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital in order to grow. Equity capital may be difficult to raise because, subject to some limited exceptions, as a BDC, Ares Capital is generally not able to issue additional shares of Ares Capital common stock at a price less than net asset value without first obtaining approval for such issuance from Ares Capital's stockholders and its independent directors. At Ares Capital's 2009 annual stockholders meeting, subject to certain determinations required to be made by Ares Capital's board of directors, Ares Capital stockholders approved its ability to sell or otherwise issue shares of Ares Capital common stock, not exceeding 25% of its outstanding common stock at the time of such issuance, at a price below its then current net asset value per share during a period beginning on May 4, 2009 and expiring on the earlier of the anniversary of the date of the 2009 annual stockholders meeting and the date of the Ares Capital 2010 annual stockholders meeting, which is expected to be held in May 2010. In addition, Ares Capital's ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that Ares Capital's asset coverage, as defined in the Investment Company Act, must equal at least 200% immediately after each time Ares Capital incurs indebtedness. The debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on Ares Capital's business, financial condition and results of operations.

        Moreover, recent market conditions have made, and may in the future make, it difficult to extend the maturity of or refinance Ares Capital's existing indebtedness and any failure to do so could have a material adverse effect on Ares Capital's business. The illiquidity of Ares Capital's investments may make it difficult for Ares Capital to sell such investments if required. As a result, Ares Capital may realize significantly less than the value at which Ares Capital has recorded its investments.

        Capital markets volatility also affects Ares Capital's investment valuations. While most of Ares Capital's investments are not publicly traded, applicable accounting standards require Ares Capital to assume as part of its valuation process that its investments are sold in a principal market to market participants (even if Ares Capital plans on holding an investment through its maturity). As a result, volatility in the capital markets can adversely affect Ares Capital's valuations.

        Given the recent extreme volatility and dislocation in the capital markets, many BDCs have faced, and may in the future face, a challenging environment in which to raise capital. As a result of the recent significant changes in the capital markets affecting Ares Capital's ability to raise capital, the pace of Ares Capital's investment activity has slowed. In addition, significant changes in the capital markets, including the recent extreme volatility and disruption, has had, and may in the future have, a negative effect on the valuations of Ares Capital's investments and on the potential for liquidity events involving Ares Capital's investments. An inability to raise capital, and any required sale of Ares Capital's investments for liquidity purposes, could have a material adverse impact on Ares Capital's business, financial condition or results of operations.

         A failure on Ares Capital's part to maintain its status as a BDC would significantly reduce Ares Capital's operating flexibility.

        If Ares Capital fails to maintain its status as a BDC, Ares Capital might be regulated as a closed-end investment company under the Investment Company Act, which would subject Ares Capital to additional regulatory restrictions and significantly decrease its operating flexibility. In addition, any such failure could cause an event of default under Ares Capital's outstanding indebtedness, which could have a material adverse effect on Ares Capital's business, financial condition or results of operations.

         Ares Capital is dependent upon Ares Capital Management's key personnel for Ares Capital's future success and upon their access to Ares' investment professionals.

        Ares Capital depends on the diligence, skill and network of business contacts of Ares Capital Management's key personnel, including its investment committee. Ares Capital also depends, to a significant extent, on Ares Capital Management's access to the investment professionals of Ares and the information and deal flow generated by Ares' investment professionals in the course of their investment and portfolio management activities. Ares Capital's future success depends on the continued service of Ares Capital Management's key personnel, including its investment committee. The departure of any of Ares Capital Management's key personnel, including members of its investment committee, or of a significant number of the investment professionals or partners of Ares, could have a material adverse effect on Ares Capital's business, financial condition or results of operations. In addition, Ares Capital cannot assure you that Ares Capital Management will remain Ares Capital's investment adviser or that Ares Capital will continue to have access to Ares' investment professionals or its information and deal flow.

         Ares Capital's financial condition and results of operations depend on Ares Capital's ability to manage future growth effectively.

        Ares Capital's ability to achieve its investment objective depends on its ability to acquire suitable investments and monitor and administer those investments, which depends, in turn, on Ares Capital Management's ability to identify, invest in and monitor companies that meet Ares Capital's investment criteria.

        Accomplishing this result on a cost-effective basis is largely a function of Ares Capital Management's structuring of the investment process and its ability to provide competent, attentive and efficient services to Ares Capital. Ares Capital's executive officers and the members of Ares Capital Management's investment committee have substantial responsibilities in connection with their roles at Ares and with the other Ares funds, as well as responsibilities under the investment advisory and management agreement. They may also be called upon to provide managerial assistance to certain of Ares Capital's portfolio companies on behalf of Ares Capital's administrator. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, Ares Capital Management will need to hire, train, supervise and manage new employees. However, Ares Capital cannot assure you that any such employees will be retained. Any failure to manage Ares Capital's future growth effectively could have a material adverse effect on Ares Capital's business, financial condition and results of operations.

        In addition, as Ares Capital grows, Ares Capital may open up new offices in new geographic regions that may increase its direct operating expenses without corresponding revenue growth.

         Ares Capital's ability to grow depends on its ability to raise capital.

        Ares Capital will need to periodically access the capital markets to raise cash to fund new investments. Ares Capital has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs.

Among other things, in order to maintain Ares Capital's RIC status, Ares Capital must distribute to its stockholders on a timely basis generally an amount equal to at least 90% of Ares Capital's investment company taxable income and, as a result, such distributions will not be available to fund investment originations. Ares Capital must continue to borrow from financial institutions and issue additional securities to fund Ares Capital's growth. Unfavorable economic or capital market conditions may increase Ares Capital's funding costs, limit Ares Capital's access to the capital markets or could result in a decision by lenders not to extend credit to Ares Capital. An inability to successfully access the capital markets could limit Ares Capital's ability to grow its business and fully execute its business strategy and could decrease Ares Capital's earnings, if any.

        In addition, with certain limited exceptions, Ares Capital is only allowed to borrow amounts or issue debt securities or preferred stock such that Ares Capital's asset coverage, as defined in the Investment Company Act, equals at least 200% immediately after such borrowing, which, in certain circumstances, may restrict Ares Capital's ability to borrow or issue debt securities or preferred stock. The amount of leverage that Ares Capital employs will depend on its investment adviser's and Ares Capital's board of directors' assessments of market and other factors at the time of any proposed borrowing or issuance of debt securities or preferred stock. Ares Capital cannot assure you that it will be able to maintain its current facilities or obtain other lines of credit at all or on terms acceptable to Ares Capital.

         Regulations governing Ares Capital's operation as a BDC affect its ability to raise, and the way in which Ares Capital raises, additional capital.

        Ares Capital may issue debt securities or preferred stock, which Ares Capital refers to collectively as "senior securities," or borrow money from banks or other financial institutions, up to the maximum amount permitted by the Investment Company Act. Under the provisions of the Investment Company Act, Ares Capital is permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that Ares Capital's asset coverage, as defined in the Investment Company Act, equals at least 200% after each such incurrence or issuance. If the value of Ares Capital's assets declines, Ares Capital may be unable to satisfy this test, which may prohibit it from paying dividends and could prevent Ares Capital from maintaining its status as a RIC or may prohibit Ares Capital from repurchasing shares of its common stock. If Ares Capital cannot satisfy this test, Ares Capital may be required to sell a portion of its investments at a time when such sales may be disadvantageous and, depending on the nature of its leverage, repay a portion of its indebtedness. As of September 30, 2009, Ares Capital's asset coverage for senior securities was 259%.

        Ares Capital is not generally able to issue and sell Ares Capital common stock at a price below net asset value per share. Ares Capital may, however, sell Ares Capital common stock, or warrants, options or rights to acquire Ares Capital common stock, at a price below the current net asset value per share of Ares Capital common stock if Ares Capital's board of directors determines that such sale is in Ares Capital's best interests and the best interests of Ares Capital's stockholders, and Ares Capital's stockholders approve such sale. Any such sale would be dilutive to the net asset value per share of Ares Capital common stock. In any such case, the price at which Ares Capital's securities are to be issued and sold may not be less than a price which, in the determination of Ares Capital's board of directors, closely approximates the market value of such securities (less any commission or discount). If Ares Capital common stock trades at a discount to net asset value, this restriction could adversely affect its ability to raise capital.

        At Ares Capital's 2009 annual stockholders meeting, subject to the board of directors determination described above, Ares Capital stockholders approved its ability to sell or otherwise issue shares of Ares Capital common stock, not exceeding 25% of its outstanding common stock at the time of such issuance, at a price below its then current net asset value per share during a period beginning on May 4, 2009 and expiring on the earlier of the anniversary of the date of the 2009 annual stockholders meeting and the date of the Ares Capital 2010 annual stockholders meeting, which is expected to be held in May 2010.

        To generate cash for funding new investments, Ares Capital has also securitized, and may in the future seek to securitize, its loans. To securitize loans, Ares Capital may create a separate, wholly owned subsidiary and contribute or sell a pool of loans to such subsidiary (or one of its subsidiaries). Such subsidiary may then sell equity, issue debt or sell interests in the pool of loans, on a limited-recourse basis, the payments on which are generally limited to the pool of loans and the proceeds therefrom. Ares Capital may also retain a portion of the equity interests in the securitized pool of loans. Any retained equity would be exposed to losses on the related pool of loans before any of the related debt securities. An inability to successfully securitize Ares Capital's loan portfolio could limit Ares Capital's ability to raise capital and grow its business and fully execute its business strategy. The securitization market is subject to changing market conditions (including the recent, unprecedented dislocation of the securitization and finance markets generally) and Ares Capital may not be able to access this market when Ares Capital would otherwise deem appropriate. Moreover, the successful securitization of Ares Capital's loan portfolio might expose Ares Capital to losses as the residual loans in which Ares Capital does not sell interests may be those that are riskier and more apt to generate losses. The Investment Company Act may also impose restrictions on the structure of any securitization.

         Ares Capital borrows money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with Ares Capital.

        As of September 30, 2009, Ares Capital had $271.1 million of outstanding borrowings under Ares Capital's Credit Facility, $223 million of outstanding borrowings under the CP Funding Facility and $273.8 million of CLO Notes. In order for Ares Capital to cover its annual interest payments on indebtedness, Ares Capital must achieve annual returns on Ares Capital's September 30, 2009 total assets of at least 1.21%. The weighted average interest rate charged on Ares Capital's borrowings as of September 30, 2009 was 2.02%. Ares Capital intends to continue borrowing under its credit facilities in the future and Ares Capital may increase the size of its credit facilities or issue debt securities or other evidences of indebtedness (although there can be no assurance that it will be successful in doing so). Ares Capital's ability to service its debt depends largely on its financial performance and is subject to prevailing economic conditions and competitive pressures. The amount of leverage that Ares Capital employs at any particular time will depend on its investment adviser's and its board of directors' assessment of market and other factors at the time of any proposed borrowing.

        Ares Capital's credit facilities and CLO Notes impose financial and operating covenants that restrict Ares Capital's business activities, including limitations that could hinder Ares Capital's ability to finance additional loans and investments or to make the distributions required to maintain its status as a RIC. A failure to renew Ares Capital's credit facilities or to add new or replacement debt facilities could have a material adverse effect on Ares Capital's business, financial condition or results of operations.

        Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in Ares Capital's securities. Ares Capital currently borrows under Ares Capital's credit facilities and, in the future, may borrow from or issue debt securities to banks, insurance companies and other lenders. Holders of such debt securities have fixed dollar claims on Ares Capital's consolidated assets that are superior to the claims of its common stockholders or any preferred stockholders. If the value of Ares Capital's consolidated assets increases, then leveraging would cause the net asset value per share of its common stock to increase more sharply than it would have had Ares Capital not leveraged.

        Conversely, if the value of Ares Capital's consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had Ares Capital not leveraged. Similarly, any increase in Ares Capital's consolidated income in excess of consolidated interest payable on the borrowed funds would cause Ares Capital's net income to increase more than it would without the leverage, while any decrease in Ares Capital's consolidated income would cause net income to decline more sharply than it would have had Ares Capital not borrowed. Such a decline could negatively affect Ares Capital's ability to make common stock dividend payments. There can be no assurance that a leveraging strategy will be successful.

        The following table illustrates the effect on return to a holder of Ares Capital common stock of the leverage created by Ares Capital's use of borrowing at the interest rate of 2.02% and assumes (1) Ares Capital's total value of net assets as of September 30, 2009; (2) $767.9 million debt outstanding as of September 30, 2009 and (3) hypothetical annual returns on Ares Capital's portfolio of minus 15 to plus 15 percent.

Assumed Return on Portfolio (Net of Expenses)(1)	-15%	-10%	-5%	0%	5%	10%	15%
Corresponding Return to Common Stockholders(2)	-27%	-18%	-10%	-1%	7%	16%	24%

(1)
The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, Ares Capital's projected or actual performance. Actual returns may be greater or less than those appearing in the table.

(2)
In order to compute the "Corresponding Return to Common Stockholders," the "Assumed Return on Portfolio" is multiplied by the total value of Ares Capital's assets at September 30, 2009 to obtain an assumed return to Ares Capital. From this amount, the interest expense calculated by multiplying the interest rate of 2.02% times the $767.9 million debt is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of Ares Capital's net assets as of September 30, 2009 to determine the "Corresponding Return to Common Stockholders."

         In addition to regulatory requirements that restrict Ares Capital's ability to raise capital, its Credit Facility, CP Funding Facility, CP Funding II Facility and CLO Notes contain various covenants which, if not complied with, could accelerate repayment under the Credit Facility, CP Funding Facility, CP Funding II Facility and CLO Notes, thereby materially and adversely affecting Ares Capital's liquidity, financial condition and results of operations.

        The agreements governing Ares Capital's Credit Facility, CP Funding Facility, CP Funding II Facility and CLO Notes require Ares Capital to comply with certain financial and operational covenants. These covenants include:

  •
  restrictions on the level of indebtedness that Ares Capital is permitted to incur in relation to the value of Ares Capital's assets;

  •
  restrictions on Ares Capital's ability to incur liens; and

  •
  maintenance of a minimum level of stockholders' equity.

        As of the date of this document, Ares Capital is in compliance with the covenants of Ares Capital's Credit Facility, CP Funding Facility, CP Funding II Facility and CLO Notes. However, Ares Capital's continued compliance with these covenants depends on many factors, some of which are beyond Ares Capital's control. For example, depending on the condition of the public debt and equity markets and pricing levels, net unrealized depreciation in Ares Capital's portfolio may increase in the future. Any such increase could result in Ares Capital's inability to comply with its obligation to restrict the level of indebtedness that Ares Capital is able to incur in relation to the value of its assets or to maintain a minimum level of stockholders' equity.

        Accordingly, although Ares Capital believes it will continue to be in compliance, there are no assurances that Ares Capital will continue to comply with the covenants in its Credit Facility, CP Funding Facility, CP Funding II Facility and CLO Notes. Failure to comply with these covenants would result in a default under its Credit Facility, CP Funding Facility, CP Funding II Facility or CLO Notes, which, if Ares Capital were unable to obtain a waiver from the lenders under its Credit Facility, the purchasers under its CP Funding Facility or CP Funding II Facility or the trustee or holders of CLO Notes, respectively, could accelerate repayment under its Credit Facility, CP Funding Facility, CP Funding II Facility or CLO Notes, respectively, and thereby have a material adverse impact on Ares Capital's business, financial condition and results of operations.

         Ares Capital operates in a highly competitive market for investment opportunities.

        A number of entities compete with Ares Capital to make the types of investments that Ares Capital makes in middle-market companies. Ares Capital competes with other BDCs, public and private funds, commercial and investment banks, commercial financing companies, insurance companies, high yield investors, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of Ares Capital's competitors are substantially larger and have considerably greater financial, technical and marketing resources than Ares Capital does. Some competitors may have a lower cost of funds and access to funding sources that are not available to Ares Capital. In addition, some of Ares Capital's competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than Ares Capital. Furthermore, many of Ares Capital's competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on Ares Capital as a BDC and that the Code imposes on Ares Capital as a RIC. Ares Capital cannot assure you that the competitive pressures it faces will not have a material adverse effect on Ares Capital's business, financial condition and results of operations. Also, as a result of this competition, Ares Capital may not be able to pursue attractive investment opportunities from time to time.

        Ares Capital does not seek to compete primarily based on the interest rates it offers and Ares Capital believes that some of its competitors may make loans with interest rates that are comparable to or lower than the rates Ares Capital offers. Rather, Ares Capital competes with its competitors based on its existing investment platform, seasoned management team, experience and focus on middle-market companies, disciplined investment philosophy, extensive industry focus and flexible transaction structuring. For a more detailed discussion of these competitive advantages, see "Business of Ares Capital—Competitive Advantages."

        Ares Capital may lose investment opportunities if it does not match its competitors' pricing, terms and structure. If Ares Capital matches its competitors' pricing, terms and structure, Ares Capital may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, Ares Capital may make investments that are on better terms to its portfolio companies than what Ares Capital may have originally anticipated, which may impact its return on these investments.

         Ares Capital may be subject to certain corporate-level taxes regardless of whether Ares Capital continues to qualify as a RIC.

        Ares Capital has elected to be treated as a RIC under Subchapter M of the Code and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. As a RIC, Ares Capital generally will not pay corporate-level U.S. federal income taxes on its income and gain that it distributes to its stockholders as dividends on a timely basis. To qualify as a RIC under the Code, Ares

Capital must meet certain income source, asset diversification and annual distribution requirements. Ares Capital may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes.

        The annual distribution requirement for a RIC is satisfied if Ares Capital distributes to its stockholders on a timely basis generally an amount equal to at least 90% of Ares Capital's investment company taxable income for each year. Because Ares Capital uses debt financing, Ares Capital is subject to certain asset coverage ratio requirements under the Investment Company Act and financial covenants under Ares Capital's indebtedness that could, under certain circumstances, restrict Ares Capital from making distributions necessary to qualify as a RIC. If Ares Capital is unable to obtain cash from other sources, Ares Capital may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. In that event, the resulting corporate-level taxes could substantially reduce Ares Capital's net assets, the amount of income available for distribution and the amount of Ares Capital's distributions. Because Ares Capital must make distributions to its stockholders as described above, such amounts, to the extent a stockholder is not participating in Ares Capital's dividend reinvestment plan, will not be available to fund investment originations. Ares Capital will be subject to corporate-level U.S. federal income tax on any undistributed income or gain.

        To qualify as a RIC, Ares Capital must also meet certain annual income source requirements at the end of each taxable year and asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in Ares Capital's having to (1) dispose of certain investments quickly or (2) raise additional capital to prevent the loss of RIC status. Because most of Ares Capital's investments are in private companies and are generally illiquid, any such dispositions may be at disadvantageous prices and may result in losses. Also, the rules applicable to Ares Capital's qualification as a RIC under the Code are complex with many areas of uncertainty. Accordingly, no assurance can be given that Ares Capital has qualified or will qualify as a RIC. If Ares Capital fails to qualify as a RIC for any reason and becomes subject to regular "C" corporation income tax, the resulting corporate taxes could substantially reduce Ares Capital's net assets, the amount of income available for distribution and the amount of Ares Capital's distributions. Such a failure would have a material adverse effect on Ares Capital and its stockholders. See "Certain Material U.S. Federal Income Tax Consequences of the Merger—U.S. Federal Income Taxation of an Investment in Ares Capital Common Stock—Qualification as a Regulated Investment Company."

         Ares Capital may have difficulty paying its required distributions under applicable tax rules if Ares Capital recognizes income before or without receiving cash representing such income.

        For U.S. federal income tax purposes, Ares Capital includes in income certain amounts that it has not yet received in cash, such as original issue discount, which may arise if Ares Capital receives warrants in connection with the making of a loan or possibly in other circumstances, or payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount or increases in loan balances are included in income before Ares Capital receives any corresponding cash payments. Ares Capital also may be required to include in income certain other amounts that Ares Capital will not receive in cash, including, for example, non-cash income from payment-in-kind securities, deferred payment securities and hedging and foreign currency transactions.

        Since, in certain cases, Ares Capital may recognize income before or without receiving cash representing such income, Ares Capital may have difficulty meeting the U.S. federal income tax requirement to distribute generally an amount equal to at least 90% of its investment company taxable income to maintain its status as a RIC. Accordingly, Ares Capital may have to sell some of its investments at times Ares Capital would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If Ares Capital is not able to obtain cash from other sources, Ares Capital may fail to qualify as a RIC and thus be subject to additional corporate-level taxes. See "Certain Material U.S. Federal Income Tax Consequences of the Merger—U.S. Federal Income Taxation of an Investment in Ares Capital Common Stock—Qualification as a Regulated Investment Company."

        If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. The investment adviser is not under any obligation to reimburse Ares Capital for any part of the incentive fee it received that was based on accrued income that Ares Capital never receives as a result of a default by an entity on the obligation that resulted in the accrual of such income.

         Ares Capital may in the future determine to fund a portion of its investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in Ares Capital in the same way as Ares Capital's borrowings.

        Because preferred stock is another form of leverage and the dividends on any preferred stock Ares Capital issues must be cumulative, preferred stock has the same risks to Ares Capital's common stockholders as borrowings. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to Ares Capital's common stockholders, and preferred stockholders are not subject to any of Ares Capital's expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

         Ares Capital is exposed to risks associated with changes in interest rates.

        General interest rate fluctuations may have a substantial negative impact on Ares Capital's investments and investment opportunities and, accordingly, may have a material adverse effect on Ares Capital's investment objective and rate of return on invested capital. Because Ares Capital borrows money and may issue debt securities or preferred stock to make investments, Ares Capital's net investment income is dependent upon the difference between the rate at which Ares Capital borrows funds or pays interest or dividends on such debt securities or preferred stock and the rate at which Ares Capital invests these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on Ares Capital's net investment income. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. Ares Capital has entered into certain hedging transactions, such as interest rate swap agreements, to mitigate its exposure to adverse fluctuations in interest rates, and Ares Capital may continue to do so in the future. However, Ares Capital cannot assure you that such transactions will be successful in mitigating Ares Capital's exposure to credit risk. Hedging transactions may also limit Ares Capital's ability to participate in the benefits of lower interest rates with respect to Ares Capital's portfolio investments. Although Ares Capital has no policy governing the maturities of its investments, under current market conditions, Ares Capital expects that it will invest in a portfolio of debt generally having maturities of up to 10 years. This means that Ares Capital is subject to greater risk (other things being equal) than a fund invested solely in shorter-term securities. A decline in the prices of the debt Ares Capital owns could adversely affect the trading price of its shares. Also, an increase in interest rates available to investors could make investment in Ares Capital common stock less attractive if Ares Capital is not able to increase its dividend rate, which could reduce the value of its common stock.

         Many of Ares Capital's portfolio investments are not publicly traded and, as a result, there is uncertainty as to the value of Ares Capital's portfolio investments.

        A large percentage of Ares Capital's portfolio investments are not publicly traded. The fair value of investments that are not publicly traded may not be readily determinable. Ares Capital values these investments quarterly at fair value as determined in good faith by its board of directors based on the input of Ares Capital's management and audit committee and independent valuation firms that have been engaged at the direction of the board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing six-month period. The valuation process is conducted at the end of each fiscal quarter, with approximately 50% (based on value) of Ares Capital's valuations of portfolio companies without readily available market quotations subject to review by an independent valuation firm each quarter. However, Ares Capital may use additional independent valuation firms to value Ares Capital's investments more frequently as determined in good faith by its board of directors to the extent necessary to reflect significant events affecting the value of Ares Capital's investments. The types of factors that may be considered in valuing Ares Capital's investments include the enterprise value of the portfolio company, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, Ares Capital's determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed and may differ materially from the values that Ares Capital may ultimately realize. Ares Capital's net asset value per share could be adversely affected if Ares Capital's determinations regarding the fair value of these investments are materially higher than the values that Ares Capital realizes upon disposition of such investments.

         The lack of liquidity in Ares Capital's investments may adversely affect Ares Capital's business.

        As Ares Capital generally makes investments in private companies, substantially all of these investments are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of Ares Capital's investments may make it difficult for Ares Capital to sell such investments if the need arises. In addition, if Ares Capital is required to liquidate all or a portion of Ares Capital's portfolio quickly, Ares Capital may realize significantly less than the value at which Ares Capital has recorded its investments. In addition, Ares Capital may face other restrictions on its ability to liquidate an investment in a portfolio company to the extent that Ares Capital or an affiliated manager of Ares has material non-public information regarding such portfolio company.

         Ares Capital may experience fluctuations in its quarterly results.

        Ares Capital could experience fluctuations in its quarterly operating results due to a number of factors, including the interest rates payable on the debt investments Ares Capital makes, the default rates on such investments, the level of its expenses, variations in and the timing of the recognition of realized and unrealized gains or losses and the degree to which Ares Capital encounters competition in its markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

         There are significant potential conflicts of interest that could impact Ares Capital's investment returns.

        Certain of Ares Capital's executive officers and directors, and members of the investment committee of Ares Capital's investment adviser, serve or may serve as officers, directors or principals of other entities and affiliates of Ares Capital's investment adviser and investment funds managed by Ares Capital's affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of Ares Capital or its stockholders or that may require them to devote time to services for other entities, which could interfere with the time available to provide services to Ares Capital. For example, Messrs. Ressler, Rosenthal, Kissick and Sachs each will continue to have significant responsibilities for other Ares funds. Messrs. Ressler and Rosenthal are required to devote a substantial majority of their business time, and Mr. Kissick is required to devote a majority of his business time, to the affairs of ACOF (as defined below). However, Ares believes that the efforts of Messrs. Ressler, Rosenthal and Kissick relative to Ares Capital and ACOF are synergistic with and beneficial to the affairs of each of Ares Capital and ACOF.

        Although other Ares funds generally have different primary investment objectives than Ares Capital, they may from time to time invest in asset classes similar to those targeted by Ares Capital. In addition, Ares is not restricted from raising an investment fund with investment objectives similar to that of Ares Capital. Any such funds may also, from time to time, invest in asset classes similar to those targeted by Ares Capital. Ares Capital Management endeavors to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to Ares Capital. Nevertheless, it is possible that Ares Capital may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with Ares Capital Management. In addition, there may be conflicts in the allocation of investment opportunities among Ares Capital and the funds managed by it or one or more of its controlled affiliates, including IHAM, or among the funds they manage. Ares Capital may or may not participate in investments made by funds managed by Ares Capital or one or more of its controlled affiliates.

        Ares Capital has from time to time sold assets to certain funds managed by IHAM and, as part of its investment strategy, Ares Capital may offer to sell additional assets to funds managed by it and/or one or more of its controlled affiliates or Ares Capital may purchase assets from funds managed by it and/or one or more of its controlled affiliates. In addition, funds managed by Ares Capital or one or more of its controlled affiliates may offer assets to or may purchase assets from one another. While assets may be sold or purchased at prices that are consistent with those that could be obtained from third parties in the marketplace, and although these types of transactions generally require approval of one or more independent parties, there is an inherent conflict of interest in such transactions between Ares Capital and funds managed by Ares Capital or one of its controlled affiliates.

        Ares Capital pays management and incentive fees to Ares Capital Management, and reimburses Ares Capital Management for certain expenses it incurs. In addition, investors in Ares Capital common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments.

        Ares Capital Management's management fee is based on a percentage of Ares Capital's total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) and Ares Capital Management may have conflicts of interest in connection with decisions that could affect Ares Capital's total assets, such as decisions as to whether to incur indebtedness or to engage in the merger.

        The part of the incentive fee payable by Ares Capital that relates to Ares Capital's pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

        Ares Capital's investment adviser, Ares Capital Management, also has financial interests in the merger that are different from, and/or in addition to, the interests of Ares Capital's stockholders. For example, Ares Capital Management's management fee is based on a percentage of Ares Capital's total assets. Because total assets under management will increase as a result of the merger, the dollar amount of Ares Capital Management's management fee will increase as a result of the merger. In addition, the incentive fee payable by Ares Capital to Ares Capital Management may be positively impacted as a result of the merger. See "Unaudited Pro Forma Condensed Consolidated Financial Statements."

        Ares Capital's investment advisory and management agreement renews for successive annual periods if approved by Ares Capital's board of directors or by the affirmative vote of the holders of a majority of Ares Capital's outstanding voting securities, including, in either case, approval by a majority of Ares Capital's directors who are not interested persons. However, both Ares Capital and Ares Capital Management have the right to terminate the agreement without penalty upon 60 days' written notice to the other party. Moreover, conflicts of interest may arise if Ares Capital's investment adviser seeks to change the terms of Ares Capital's investment advisory and management agreement, including, for example, the terms for compensation. While any material change to the investment advisory and management agreement must be submitted to stockholders for approval under the Investment Company Act, Ares Capital may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement.

        Pursuant to a separate amended and restated administration agreement, referred to herein as Ares Capital's "administration agreement," Ares Operations, an affiliate of Ares Capital Management, furnishes Ares Capital with administrative services and Ares Capital pays Ares Operations its allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, including Ares Capital's allocable portion of the cost of its officers and their respective staffs.

        Ares Capital's portfolio company, IHAM, is party to a services agreement with Ares Capital Management, pursuant to which Ares Capital Management provides IHAM with the facilities, investment advisory services and administrative services necessary for the operations of IHAM. IHAM reimburses Ares Capital Management for the costs associated with such services, including Ares Capital Management's allocable portion of overhead and the cost of its officers and respective staff in performing its obligations under such services agreement.

        Ares Capital rents office space directly from a third party pursuant to a lease that expires on February 27, 2011. In addition, Ares Capital has entered into a sublease with Ares Management whereby Ares Management subleases approximately 25% of the office space for a fixed rent equal to 25% of the basic annual rent payable by Ares Capital under this lease, plus certain additional costs and expenses.

        As a result of the arrangements described above, there may be times when the management team of Ares Management has interests that differ from those of Ares Capital's stockholders, giving rise to a conflict.

        Ares Capital's stockholders may have conflicting investment, tax and other objectives with respect to their investments in Ares Capital. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of Ares Capital's investments, the structure or the acquisition of Ares Capital's investments, and the timing of disposition of Ares Capital's investments. As a consequence, conflicts of interest may arise in connection with decisions made by Ares Capital's investment adviser, including with respect to the nature or structuring of Ares Capital's investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders' individual tax situations. In selecting and structuring investments appropriate for Ares Capital, Ares Capital's investment adviser will consider the investment and tax objectives of Ares Capital and its stockholders, as a whole, not the investment, tax or other objectives of any stockholder individually.

         Ares Capital's investment adviser's liability is limited under the investment advisory and management agreement, and Ares Capital is required to indemnify its investment adviser against certain liabilities, which may lead its investment adviser to act in a riskier manner on Ares Capital's behalf than it would when acting for its own account.

        Ares Capital's investment adviser has not assumed any responsibility to Ares Capital other than to render the services described in the investment advisory and management agreement, and it will not be responsible for any action of Ares Capital's board of directors in declining to follow Ares Capital's investment adviser's advice or recommendations. Pursuant to the investment advisory and management agreement, Ares Capital's investment adviser and its managing members, officers and employees will not be liable to Ares Capital for their acts under the investment advisory and management agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. Ares Capital has agreed to indemnify, defend and protect Ares Capital's investment adviser and its managing members, officers and employees with respect to all damages, liabilities, costs and expenses resulting from acts of Ares Capital's investment adviser not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the investment advisory and management agreement. These protections may lead Ares Capital's investment adviser to act in a riskier manner when acting on Ares Capital's behalf than it would when acting for its own account. See "Risk Factors—Risks Relating to Ares Capital—Ares Capital's investment adviser's incentive fee may induce Ares Capital Management to make certain investments, including speculative investments."

         Ares Capital may be obligated to pay Ares Capital's investment adviser incentive compensation even if Ares Capital incurs a loss.

        Ares Capital's investment adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of Ares Capital's pre-incentive fee net investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. Ares Capital's pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that Ares Capital may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on Ares Capital's statement of operations for that quarter. Thus, Ares Capital may be required to pay Ares Capital's manager incentive compensation for a fiscal quarter even if there is a decline in the value of its portfolio or Ares Capital incurs a net loss for that quarter.

        Under the investment advisory and management agreement, Ares Capital will defer cash payment of any incentive fee otherwise earned by Ares Capital's investment adviser if, during the most recent four full calendar quarter periods ending on or prior to the date such payment is to be made, the sum of (a) Ares Capital's aggregate distributions to Ares Capital's stockholders and (b) Ares Capital's change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 8.0% of Ares Capital's net assets at the beginning of such period. These calculations will be adjusted for any share issuances or repurchases. Any deferred incentive fees will be carried over for payment in subsequent calculation periods to the extent such payment can then be made under the investment advisory and management agreement.

         Changes in laws or regulations governing Ares Capital's operations, or changes in the interpretation thereof, and any failure by Ares Capital to comply with laws or regulations governing Ares Capital's operations may adversely affect Ares Capital's business.

        Ares Capital and its portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations, or their interpretation, or any failure by Ares Capital to comply with these laws or regulations may adversely affect Ares Capital's business.

         Ares Capital may not replicate Ares' historical success and Ares Capital's ability to enter into transactions with Ares and Ares Capital's other affiliates is restricted.

        Ares Capital's primary focus in making investments differs from those of other private funds that are or have been managed by Ares' investment professionals. Further, investors in Ares Capital are not acquiring an interest in other Ares managed funds. Accordingly, Ares Capital cannot assure you that Ares Capital will replicate Ares' historical success, and Ares Capital cautions you that its investment returns could be substantially lower than the returns achieved by those private funds.

        Further, Ares Capital and certain if its controlled affiliates are prohibited under the Investment Company Act from knowingly participating in certain transactions with Ares Capital's upstream affiliates, Ares Capital's investment adviser and its affiliates without the prior approval of Ares Capital's independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of Ares Capital's outstanding voting securities is Ares Capital's upstream affiliate for purposes of the Investment Company Act and Ares Capital is generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of Ares Capital's independent directors. The Investment Company Act also prohibits "joint" transactions with an upstream affiliate, or Ares Capital's investment adviser or its affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of Ares Capital's independent directors. In addition, Ares Capital and certain of its controlled affiliates are prohibited from buying or selling any security from or to, or entering into joint transactions with, Ares Capital's investment adviser and its affiliates, or any person who owns more than 25% of Ares Capital's voting securities or is otherwise deemed to control, be controlled by, or be under common control with Ares Capital, absent the prior approval of the SEC through an exemptive order (other than in certain limited situations pursuant to current regulatory guidance). The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances then existing.

        Ares Capital has applied for an exemptive order from the SEC that would permit Ares Capital and certain of its controlled affiliates to co-invest with funds managed by Ares. Any such order will be subject to certain terms and conditions and there can be no assurance that such order will be granted by the SEC. Accordingly, Ares Capital cannot assure you that it or its controlled affiliates will be permitted to co-invest with funds managed by Ares, other than in the limited circumstances currently permitted by regulatory guidance or in the absence of a joint transaction.

         Price declines and illiquidity in the corporate debt markets have adversely affected, and may in the future adversely affect, the fair value of Ares Capital's portfolio investments, reducing Ares Capital's net asset value through increased net unrealized depreciation.

        As a BDC, Ares Capital is required to carry Ares Capital's investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of Ares Capital's board of directors. Ares Capital may take into account the following types of factors, if relevant, in determining the fair value of Ares Capital's investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, Ares Capital uses the pricing indicated by the external event to corroborate Ares Capital's valuation. Decreases in the market values or fair values of Ares Capital's investments are recorded as unrealized depreciation. Unprecedented declines in prices and liquidity in the corporate debt markets resulted in significant net unrealized depreciation in Ares Capital's portfolio in the recent past. The effect of all of these factors on Ares Capital's portfolio has reduced Ares Capital's net asset value by increasing net unrealized depreciation in Ares Capital's portfolio. Depending on market conditions, Ares Capital could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse impact on Ares Capital's business, financial condition and results of operations.

         Economic recessions or downturns could impair Ares Capital's portfolio companies and harm Ares Capital's operating results.

        As of the date of this document, the economy recently has been in the midst of a recession and in the difficult part of a credit cycle with industry defaults increasing. Many of Ares Capital's portfolio companies may be materially and adversely affected by the credit cycle and, in turn, may be unable to satisfy their financial obligations (including their loans to Ares Capital) over the coming months.

        Many of Ares Capital's portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay Ares Capital's loans during these periods. Therefore, Ares Capital's non-performing assets may increase and the value of Ares Capital's portfolio may decrease during these periods if Ares Capital is required to write down the values of its investments. Adverse economic conditions also may decrease the value of collateral securing some of Ares Capital's loans and the value of Ares Capital's equity investments. Economic slowdowns or recessions could lead to financial losses in Ares Capital's portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase Ares Capital's funding costs, limit Ares Capital's access to the capital markets or result in a decision by lenders not to extend credit to Ares Capital. These events could prevent Ares Capital from increasing investments and harm Ares Capital's operating results.

        A portfolio company's failure to satisfy financial or operating covenants imposed by Ares Capital or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross defaults under other agreements and jeopardize Ares Capital's portfolio company's ability to meet its obligations under the debt that Ares Capital holds and the value of any equity securities Ares Capital owns. Ares Capital may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

         Investments in privately held middle-market companies involve significant risks.

        Ares Capital primarily invests in privately held U.S. middle-market companies. Investments in privately held middle-market companies involve a number of significant risks, including the following:

  •
  these companies may have limited financial resources and may be unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of Ares Capital realizing any guarantees Ares Capital may have obtained in connection with its investment;

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  they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  they typically depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on Ares Capital's portfolio company and, in turn, on Ares Capital;

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  there is generally little public information about these companies. These companies and their financial information are not subject to the Sarbanes Oxley Act of 2002 and other rules that govern public companies, and Ares Capital may be unable to uncover all material information about these companies, which may prevent Ares Capital from making a fully informed investment decision and cause Ares Capital to lose money on its investments;

  •
  they generally have less predictable operating results, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, Ares Capital's executive officers, directors and Ares Capital's investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from Ares Capital's investments in the portfolio companies; and

  •
  they may have difficulty accessing the capital markets to meet future capital needs.

         Ares Capital's debt investments may be risky, and Ares Capital could lose all or part of its investment.

        The debt that Ares Capital invests in is typically not initially rated by any rating agency, but Ares Capital believes that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service or lower than "BBB-" by Standard & Poor's). Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Ares Capital's mezzanine investments may result in an above average amount of risk and volatility or loss of principal. Ares Capital also invests in assets other than mezzanine investments, including first and second lien loans, high-yield securities, U.S. government securities, credit derivatives and other structured securities and certain direct equity investments. These investments will entail additional risks that could adversely affect Ares Capital's investment returns. In addition, to the extent interest payments associated with such debt are deferred, such debt will be subject to greater fluctuations in value based on changes in interest rates. Also, such debt could subject Ares Capital to phantom income, and since Ares Capital generally does not receive any cash prior to maturity of the debt, the investment is of greater risk.

         Investments in equity securities involve a substantial degree of risk.

        Ares Capital may purchase common and other equity securities. Although common stocks have historically generated higher average total returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly under performed relative to fixed income securities. The equity securities Ares Capital acquires may fail to appreciate and may decline in value or become worthless and Ares Capital's ability to recover its investment will depend on its portfolio company's success. Investments in equity securities involve a number of significant risks, including:

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  any equity investment Ares Capital makes in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

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  to the extent that the portfolio company requires additional capital and is unable to obtain it, Ares Capital may not recover its investment in equity securities; and

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  in some cases, equity securities in which Ares Capital invests will not pay current dividends, and Ares Capital's ability to realize a return on its investment, as well as to recover its investment, will be dependent on the success of Ares Capital's portfolio companies. Even if the portfolio companies are successful, Ares Capital's ability to realize the value of its investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or Ares Capital can sell its equity investments. In addition, the equity securities Ares Capital receives or invests in may be subject to restrictions on resale during periods in which it could be advantageous to sell.

        There are special risks associated with investing in preferred securities, including:

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  preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If Ares Capital owns a preferred security that is deferring its distributions, Ares Capital may be required to report income for tax purposes although it has not yet received such income;

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  preferred securities are subordinated to debt in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than debt;

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  preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities; and

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  generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.

        Additionally, when Ares Capital invests in first and second lien senior loans or mezzanine debt, Ares Capital may acquire warrants or other equity securities as well. Ares Capital's goal is ultimately to dispose of such equity interests and realize gains upon its disposition of such interests. However, the equity interests Ares Capital receives may not appreciate in value and, in fact, may decline in value. Accordingly, Ares Capital may not be able to realize gains from its equity interests, and any gains that Ares Capital does realize on the disposition of any equity interests may not be sufficient to offset any other losses it experiences.

        Ares Capital may invest, to the extent permitted by law, in the equity securities of investment funds that are operating pursuant to certain exceptions to the Investment Company Act and in advisers to similar investment funds, and, to the extent Ares Capital so invests, will bear its ratable share of any such company's expenses, including management and performance fees. Ares Capital will also remain obligated to pay management and incentive fees to Ares Capital Management with respect to the assets invested in the securities and instruments of such companies. With respect to each of these investments, each of Ares Capital's common stockholders will bear his or her share of the management and incentive fee of Ares Capital Management as well as indirectly bearing the management and performance fees and other expenses of any such investment funds or advisers.

         There may be circumstances where Ares Capital's debt investments could be subordinated to claims of other creditors or Ares Capital could be subject to lender liability claims.

        If one of Ares Capital's portfolio companies were to go bankrupt, even though Ares Capital may have structured its interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize Ares Capital's debt holding as an equity investment and subordinate all or a portion of Ares Capital's claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower's business or exercise control over the borrower. For example, Ares Capital could become subject to a lender's liability claim, if, among other things, Ares Capital actually renders significant managerial assistance.

         Ares Capital's portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, Ares Capital's investments in such companies.

        Ares Capital's portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, Ares Capital's investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which Ares Capital is entitled to receive payments in respect of its investments. These debt instruments usually prohibit the portfolio companies from paying interest on or repaying Ares Capital's investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to Ares Capital's investment in that portfolio company typically are entitled to receive payment in full before Ares Capital receives any distribution in respect of its investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to Ares Capital. In the case of securities ranking equally with Ares Capital's investments, Ares Capital would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

        The rights Ares Capital may have with respect to the collateral securing any junior priority loans Ares Capital makes to its portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements that Ares Capital enters into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, Ares Capital may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. Ares Capital may not have the ability to control or direct such actions, even if as a result its rights as junior lenders are adversely affected.

         When Ares Capital is a debt or minority equity investor in a portfolio company, Ares Capital may not be in a position to exert influence on the entity, and management of the company may make decisions that could decrease the value of Ares Capital's portfolio holdings.

        Ares Capital makes both debt and minority equity investments; therefore, Ares Capital is subject to the risk that a portfolio company may make business decisions with which Ares Capital disagrees, and the stockholders and management of such company may take risks or otherwise act in ways that do not serve Ares Capital's interests. As a result, a portfolio company may make decisions that could decrease the value of Ares Capital's investment.

         Ares Capital's portfolio companies may be highly leveraged.

        Some of Ares Capital's portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to Ares Capital as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies' ability to finance their future operations and capital needs. As a result, these companies' flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

         Ares Capital's investment adviser's incentive fee may induce Ares Capital Management to make certain investments, including speculative investments.

        The incentive fee payable by Ares Capital to Ares Capital Management may create an incentive for Ares Capital Management to make investments on Ares Capital's behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to Ares Capital's investment adviser is determined, which is calculated as a percentage of the return on invested capital, may encourage Ares Capital's investment adviser to use leverage to increase the return on Ares Capital's investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of Ares Capital common stock, including investors in offerings of common stock, securities convertible into Ares Capital common stock or warrants representing rights to purchase Ares Capital common stock or securities convertible into Ares Capital common stock pursuant to this document. In addition, the investment adviser will receive the incentive fee based, in part, upon net capital gains realized on Ares

Capital's investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in Ares Capital's investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. The part of the incentive fee payable by Ares Capital that relates to Ares Capital's pre-incentive fee net investment income will be computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. The investment adviser is not under any obligation to reimburse Ares Capital for any part of the incentive fee it received that was based on such accrued interest that Ares Capital never actually receives.

        Because of the structure of the incentive fee, it is possible that Ares Capital may have to pay an incentive fee in a quarter where it incurs a loss. For example, if Ares Capital receives pre-incentive fee net investment income in excess of the hurdle rate for a quarter, Ares Capital will pay the applicable incentive fee even if it has incurred a loss in that quarter due to realized capital losses. In addition, if market interest rates rise, Ares Capital may be able to invest its funds in debt instruments that provide for a higher return, which would increase Ares Capital's pre-incentive fee net investment income and make it easier for Ares Capital's investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income.

         Ares Capital's investments in foreign debt may involve significant risks in addition to the risks inherent in U.S. investments. Ares Capital may expose itself to risks if it engages in hedging transactions.

        Ares Capital's investment strategy contemplates potential investments in debt of foreign companies. Investing in foreign companies may expose Ares Capital to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

        Although most of Ares Capital's investments will be U.S. dollar denominated, Ares Capital's investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. Ares Capital may employ hedging techniques to minimize these risks, but Ares Capital cannot assure you that such strategies will be effective.

        Ares Capital has and may in the future enter into hedging transactions, which may expose it to risks associated with such transactions. Ares Capital may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of Ares Capital's portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counter party credit risk. Hedging against a decline in the values of Ares Capital's portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that Ares Capital is not able to enter into a hedging transaction at an acceptable price.

        The success of Ares Capital's hedging transactions will depend on Ares Capital's ability to correctly predict movements, currencies and interest rates. Therefore, while Ares Capital may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if Ares Capital had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, Ares Capital may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent Ares Capital from achieving the intended hedge and expose Ares Capital to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. See also "Risk Factors—Risk Relating to Ares Capital—Ares Capital is exposed to risks associated with changes in interest rates."

         Ares Capital's shares of common stock have recently traded at a discount from net asset value and may do so again in the future, which could limit Ares Capital's ability to raise additional equity capital.

        Shares of closed-end investment companies frequently trade at a market price that is less than the net asset value that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that Ares Capital's net asset value per share may decline. It is not possible to predict whether any shares of common stock offered hereby will trade at, above, or below net asset value. As of the date of this document, the stocks of BDCs as an industry, including at times shares of Ares Capital common stock, have been trading below net asset value and at near historic lows as a result of concerns over liquidity, leverage restrictions and distribution requirements. When Ares Capital common stock is trading below its net asset value per share, Ares Capital will generally not be able to issue additional shares of Ares Capital common stock at its market price without first obtaining approval for such issuance from its stockholders and independent directors.

         There is a risk that investors in Ares Capital's equity securities may not receive dividends or that Ares Capital's dividends may not grow over time and that investors in Ares Capital's debt securities may not receive all of the interest income to which they are entitled.

        Ares Capital intends to make distributions on a quarterly basis to its stockholders out of assets legally available for distribution. Ares Capital cannot assure you that it will achieve investment results that will allow it to make a specified level of cash distributions or year-to-year increases in cash distributions. If Ares Capital declares a dividend and if more stockholders opt to receive cash distributions rather than participate in Ares Capital's dividend reinvestment plan, Ares Capital may be forced to sell some of Ares Capital's investments in order to make cash dividend payments.

        In addition, due to the asset coverage test applicable to Ares Capital as a BDC, Ares Capital may be limited in its ability to make distributions. Further, if Ares Capital invests a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution. See "Market Price, Dividend and Distribution Information."

        The above referenced distribution requirement may also inhibit Ares Capital's ability to make required interest payments to holders of its debt securities, which may cause a default under the terms of its debt securities. Such a default could materially increase Ares Capital's cost of raising capital, as well as cause Ares Capital to incur penalties under the terms of its debt securities.

         Provisions of the Maryland General Corporation Law and of Ares Capital's charter and bylaws could deter takeover attempts and have an adverse impact on the price of Ares Capital common stock.

        The Maryland General Corporation Law, Ares Capital's charter and Ares Capital's bylaws contain provisions that may discourage, delay or make more difficult a change in control of Ares Capital or the removal of Ares Capital's directors. Ares Capital is subject to the Maryland Business Combination Act, subject to any applicable requirements of the Investment Company Act. Ares Capital's board of directors has adopted a resolution exempting from the Business Combination Act any business combination between Ares Capital and any other person, subject to prior approval of such business combination by Ares Capital's board, including approval by a majority of Ares Capital's disinterested directors. If the resolution exempting business combinations is repealed or Ares Capital's board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of Ares Capital and increase the difficulty of consummating such an offer. Ares Capital's bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of Ares Capital's stock by any person. If Ares Capital amends its bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of Ares Capital and increase the difficulty of consummating such an offer.

        Ares Capital has also adopted measures that may make it difficult for a third party to obtain control of Ares Capital, including provisions of Ares Capital's charter classifying its board of directors in three classes serving staggered three-year terms, and provisions of Ares Capital's charter authorizing its board of directors to classify or reclassify shares of Ares Capital's stock in one or more classes or series, to cause the issuance of additional shares of Ares Capital's stock, and to amend Ares Capital's charter, without stockholder approval, to increase or decrease the number of shares of stock that Ares Capital has authority to issue. These provisions, as well as other provisions of Ares Capital's charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of Ares Capital's stockholders.

         Investing in Ares Capital's securities may involve an above average degree of risk.

        The investments Ares Capital makes in accordance with Ares Capital's investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Ares Capital's investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in Ares Capital's securities may not be suitable for someone with lower risk tolerance.

         The market price of Ares Capital common stock may fluctuate significantly.

        The capital and credit markets have experienced a period of extreme volatility and disruption since 2007. The market price and liquidity of the market for shares of Ares Capital common stock may be significantly affected by numerous factors, some of which are beyond Ares Capital's control and may not be directly related to Ares Capital's operating performance. These factors include:

  •
  significant volatility in the market price and trading volume of securities of publicly traded RICs, business development companies or other companies in Ares Capital's sector, which are not necessarily related to the operating performance of these companies;

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  price and volume fluctuations in the overall stock market from time to time;

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  changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

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  loss of RIC status;

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  changes in Ares Capital's earnings or variations in its operating results;

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  changes in the value of Ares Capital's portfolio of investments;

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  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

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  departure of Ares Capital Management's key personnel;

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  operating performance of companies comparable to Ares Capital;

  •
  short-selling pressure with respect to shares of Ares Capital common stock or BDCs generally;

  •
  general economic trends and other external factors; and

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  loss of a major funding source.

        In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been brought against that company. If Ares Capital's stock price fluctuates significantly, Ares Capital may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources from Ares Capital's business.

         The net asset value per share of Ares Capital common stock may be diluted if Ares Capital sells shares of its common stock in one or more offerings at prices below the then current net asset value per share of its common stock or securities to subscribe for or convertible into shares of its common stock.

        At Ares Capital's 2009 Annual Stockholders Meeting, Ares Capital's stockholders approved two proposals designed to allow Ares Capital to access the capital markets in ways that it would otherwise be unable to as a result of restrictions that, absent stockholder approval, apply to BDCs under the Investment Company Act. Specifically, Ares Capital's stockholders have authorized Ares Capital to sell or otherwise issue (1) shares of Ares Capital common stock below its then current net asset value per share in one or more offerings subject to certain limitations (including, without limitation, that the number of shares issuable does not exceed 25% of Ares Capital's then outstanding common stock) and (2) warrants or securities to subscribe for or convertible into shares of Ares Capital common stock subject to certain limitations (including, without limitation, that the number of shares issuable does not exceed 25% of Ares Capital's then outstanding common stock and that the exercise or conversion price thereof is not, at the date of issuance, less than the greater of the market value per share and the net asset value per share of Ares Capital common stock). Any decision to sell shares of Ares Capital common stock below its then current net asset value per share or securities to subscribe for or convertible into shares of Ares Capital common stock would be subject to the determination by Ares Capital's board of directors that such issuance is in Ares Capital's and its stockholders' best interests.

        If Ares Capital was to sell shares of its common stock below its then current net asset value per share, such sales would result in an immediate dilution to the net asset value per share of Ares Capital common stock. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of Ares Capital common stock and a proportionately greater decrease in the stockholders' interest in Ares Capital's earnings and assets and their voting interest in Ares Capital than the increase in Ares Capital's assets resulting from such issuance. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

        In addition, if Ares Capital issues warrants or securities to subscribe for or convertible into shares of Ares Capital common stock, subject to certain limitations, the exercise or conversion price per share could be less than net asset value per share at the time of exercise or conversion (including through the operation of anti-dilution protections). Because Ares Capital would incur expenses in connection with any issuance of such securities, such issuance could result in a dilution of the net asset value per share at the time of exercise or conversion. This dilution would include reduction in net asset value per share as a result of the proportionately greater decrease in the stockholders' interest in Ares Capital's earnings and assets and their voting interest than the increase in Ares Capital's assets resulting from such issuance.

        Further, if current stockholders of Ares Capital do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value per share, their voting power will be diluted.

        In addition, Ares Capital common stock will suffer immediate dilution of their voting power if the merger is consummated. See "Risk Factors—Risks Related to the Merger—Allied Capital stockholders and Ares Capital stockholders will experience a reduction in percentage ownership and voting power with respect to their shares as a result of the merger."

         Ares Capital stockholders will experience dilution in their ownership percentage if they do not participate in Ares Capital's dividend reinvestment plan.

        All dividends declared in cash payable to stockholders that are participants in Ares Capital's dividend reinvestment plan are automatically reinvested in shares of Ares Capital common stock. As a result, stockholders that do not participate in the Ares Capital dividend reinvestment plan will experience dilution in their ownership percentage of Ares Capital common stock over time.

         You may receive shares of Ares Capital common stock as dividends, which could result in adverse tax consequences to you.

        In order to satisfy the annual distribution requirement applicable to RICs, Ares Capital has the ability to declare a large portion of a dividend in shares of Ares Capital common stock instead of in cash. As long as a portion of such dividend is paid in cash (which portion can be as low as 10% for Ares Capital's taxable years ending on or before December 31, 2009) and certain requirements are met, the entire distribution would be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder would be taxed on 100% of the dividend in the same manner as a cash dividend, even though most of the dividend was paid in shares of Ares Capital common stock.

         Sales of substantial amounts of Ares Capital common stock in the public market may have an adverse effect on the market price of Ares Capital common stock.

        Sales of substantial amounts of Ares Capital common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for Ares Capital common stock. If this occurs and continues, it could impair Ares Capital's ability to raise additional capital through the sale of securities should Ares Capital desire to do so.

Risks Relating to Allied Capital

         Allied Capital's use of leverage magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in Allied Capital.

        Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in Allied Capital's securities. Allied Capital borrows from, and issues senior debt securities to, banks, insurance companies and other lenders or investors. Holders of these senior securities have fixed dollar claims on Allied Capital's consolidated assets that are superior to the claims of Allied Capital's common stockholders. In the case of the holders of Allied Capital's private notes and the lenders under Allied Capital's bank facility, these claims are secured by a substantial portion of Allied Capital's assets. If the value of Allied Capital's consolidated assets increases, then leveraging would cause the net asset value attributable to Allied Capital common stock to increase more sharply than it would have had Allied Capital not leveraged.

Conversely, if the value of Allied Capital's consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had Allied Capital not leveraged. Similarly, any increase in Allied Capital's consolidated income in excess of consolidated interest payable on the borrowed funds would cause Allied Capital's net income to increase more than it would without the leverage, while any decrease in Allied Capital's consolidated income would cause net income to decline more sharply than it would have had Allied Capital not borrowed. Leverage is generally considered a speculative investment technique. Allied Capital and, indirectly, Allied Capital's stockholders will bear the cost associated with Allied Capital's leverage activity.

        Allied Capital's bank facility and private notes payable contain financial and operating covenants that restrict certain of Allied Capital's business activities, including Allied Capital's ability to declare dividends. Breach of any of those covenants could cause a default under those instruments. Such a default, if not cured or waived, could have a material adverse effect on Allied Capital.

        At September 30, 2009, Allied Capital had $1.6 billion of outstanding indebtedness bearing a weighted average annual interest cost of 10.7% and a debt to equity ratio of 1.33 to 1.00. If Allied Capital's portfolio of investments fails to produce adequate returns, Allied Capital may be unable to make interest or principal payments on Allied Capital's indebtedness when they are due. In order for Allied Capital to cover annual interest payments on indebtedness, Allied Capital must achieve annual returns on Allied Capital's assets of at least 6.12% as of September 30, 2009.

        Illustration.    The following table illustrates the effect of leverage on returns from an investment in Allied Capital common stock assuming various annual returns net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation (1) assumes $2.8 billion in total assets, (2) an average cost of funds of 10.7%, (3) $1.6 billion in debt outstanding and (4) $1.2 billion of stockholders' equity.

Assumed Return on Portfolio (Net of Expenses)	-15%	-10%	-5%	0%	5%	10%	15%
Corresponding Return to Common Stockholders	-49.7%	-37.8%	-26.0%	-14.2%	-2.4%	9.5%	21.3%

         Regulations governing Allied Capital's operation as a BDC affect its ability to, and the way in which it, raises additional debt and equity capital.

        Allied Capital will continue to need capital to fund growth in its investments. Under the Investment Company Act, Allied Capital is not permitted to issue indebtedness unless immediately after such borrowing Allied Capital has an asset coverage for total borrowings of at least 200%. As of September 30, 2009, Allied Capital's asset coverage was 175%. There can be no assurance as to when Allied Capital will be able to satisfy the asset coverage requirements of the Investment Company Act, if at all, and Allied Capital's failure to do so would have a material adverse impact on Allied Capital's liquidity, financial condition, results of operations and ability to pay dividends.

        Allied Capital generally is not able to issue and sell its common stock at a price below net asset value per share. Allied Capital may, however, sell its common stock, warrants, options or rights to acquire its common stock at a price below the current net asset value per share of its common stock if Allied Capital's board of directors determines that such sale is in Allied Capital's best interests and the best interests of its stockholders and its stockholders approve such sale. In any such case, the price at which Allied Capital's securities are to be issued and sold may not be less than the price which, in the determination of Allied Capital's board of directors, closely approximates the market value of such securities (less any commission or discount). If Allied Capital common stock continues to trade at a discount to net asset value, this restriction could adversely affect its ability to raise capital. Shares of many BDCs, including shares of Allied Capital common stock, have been trading at discounts to their net asset values. As of September 30, 2009, Allied Capital's net asset value per share was $6.70. The closing price of Allied Capital's shares on the NYSE at [    •    ], 20[    •    ] was $[    •    ]. If Allied Capital's common stock continues trading below net asset value, the higher cost of equity capital may result in it being unattractive to raise new equity, which may limit Allied Capital's ability to grow. The risk of trading below net asset value is separate and distinct from the risk that Allied Capital's net asset value per share may decline.

         Allied Capital's credit ratings may change and may not reflect all risks of an investment in its debt securities.

        At September 30, 2009, Allied Capital's long-term debt carries a non-investment grade credit rating of "B1" by Moody's Investors Service, "BB+" by Standard & Poor's and "BB" by Fitch Ratings. Allied Capital's credit ratings are an assessment of Allied Capital's ability to pay its obligations. Consequently, real or anticipated changes in its credit ratings will generally affect the market value of its publicly issued debt securities. There can be no assurance that the long-term debt ratings will be maintained.

         Allied Capital's independent registered public accounting firm has expressed substantial doubt about its ability to continue as a going concern.

        Prior to its debt restructuring, certain events of default occurred under Allied Capital's bank facility and its private notes. These events of default provided the respective lenders the right to declare immediately due and payable unpaid amounts approximating $1.1 billion at June 30, 2009. Had the lenders accelerated these obligations, Allied Capital would not have had available cash resources to satisfy all of the obligations under the bank facility and the private notes. These factors raised substantial doubt about Allied Capital's ability to continue as a going concern. In its audit report on Allied Capital's financial statements for its fiscal year ended December 31, 2008, Allied Capital's independent registered public accounting firm included an explanatory paragraph indicating that Allied Capital's consolidated financial statements were prepared assuming that Allied Capital will continue as a going concern.

         The U.S. capital markets are currently in a period of disruption and the United States and global economies are in a severe recession and Allied Capital does not expect these conditions to improve in the near future. These market conditions have materially and adversely affected the debt and equity capital markets in the United States, which has had and could continue to have a negative impact on Allied Capital's business and operations.

        The U.S. capital markets have been experiencing extreme volatility and disruption for more than 12 months as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the repricing of credit risk in the credit market and the failure of major financial institutions. These events have contributed to worsening general economic conditions that are materially and adversely impacting the broader financial and credit markets and reducing the availability of credit and equity capital for the markets as a whole and financial services firms in particular. Allied Capital believes these conditions may continue for a prolonged period of time or worsen in the future. A prolonged period of market illiquidity will continue to have an adverse effect on Allied Capital's business, financial condition and results of operations. Unfavorable economic conditions also could increase Allied Capital's funding costs, limit Allied Capital's access to the capital markets or result in a decision by lenders not to extend credit to Allied Capital. Equity capital may be difficult to raise because, subject to some limited exceptions, Allied Capital generally is not able to issue and sell its common stock at a price below its net asset value per share. In addition, the debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions. These events and the inability to raise capital has significantly limited Allied Capital's investment originations and ability to grow and negatively impacted Allied Capital's operating results.

         Economic recessions, including the current global recession, could impair Allied Capital's portfolio companies and harm Allied Capital's operating results.

        Many of the companies in which Allied Capital has made or will make investments are susceptible to economic slowdowns or recessions. An economic recession, including the current and any future recessions or economic slowdowns, may affect the ability of a company to repay Allied Capital's loans or engage in a liquidity event such as a sale, recapitalization or initial public offering. Allied Capital's non-performing assets are likely to increase and the value of Allied Capital's portfolio is likely to decrease during these periods. Current adverse economic conditions also have decreased the value of any collateral securing Allied Capital's loans and a prolonged recession or depression may further decrease such value. These conditions are contributing to and, if prolonged, could lead to further losses of value in Allied Capital's portfolio and a decrease in Allied Capital's revenues, net income, assets and net worth.

         Declining asset values and illiquidity in the corporate debt markets have adversely affected, and may continue to adversely affect, the fair value of Allied Capital's portfolio investments, reducing the value of Allied Capital's assets.

        As a BDC, Allied Capital is required to carry Allied Capital's investments at market value or, if no market value is readily available, at fair value as determined in good faith by Allied Capital's board of directors. Decreases in the values of Allied Capital's investments are recorded as unrealized depreciation. The unprecedented declines in asset values and liquidity in the corporate debt markets have resulted in significant net unrealized depreciation in Allied Capital's portfolio. Conditions in the debt and equity markets may continue to deteriorate and pricing levels may continue to decline. As a result, Allied Capital has incurred and, depending on market conditions, Allied Capital may incur further unrealized depreciation in future periods, which could have a material adverse impact on Allied Capital's business, financial condition and results of operations.

         Substantially all of Allied Capital's portfolio investments, which are generally illiquid, are recorded at fair value as determined in good faith by Allied Capital's board of directors and, as a result, there is uncertainty regarding the value of Allied Capital's portfolio investments.

        At September 30, 2009, portfolio investments recorded at fair value were 88% of Allied Capital's total assets. Pursuant to the requirements of the Investment Company Act, Allied Capital values substantially all of its investments at fair value as determined in good faith by Allied Capital's board of directors on a quarterly basis. Since there is typically no market quotation in an active market for the investments in Allied Capital's portfolio, Allied Capital's board of directors determines in good faith the fair value of these investments pursuant to a valuation policy and a consistently applied valuation process.

        There is no single approach for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments Allied Capital makes. In determining fair value in good faith, Allied Capital generally obtains financial and other information from portfolio companies, which may represent unaudited, projected or pro forma financial information. Unlike banks, Allied Capital is not permitted to provide a general reserve for anticipated loan losses; Allied Capital is instead required by the Investment Company Act to specifically value each individual investment on a quarterly basis. Allied Capital will record unrealized depreciation on investments when it determines that the fair value of a security is less than its cost basis and unrealized appreciation when it determines that the fair value of a security is greater than its cost basis. Without a market quotation in an active market and because of the inherent uncertainty of valuation, the fair value of Allied Capital's investments determined in good faith by Allied Capital's board of directors may differ significantly from the values that would have been used had a ready market existed for the investments and the differences could be material. Allied Capital's net asset value could be affected if Allied Capital's determination of the fair value of Allied Capital's investments is materially different than the value that Allied Capital ultimately realizes.

         Allied Capital's portfolio of investments is illiquid.

        Allied Capital generally acquires its investments directly from the issuer in privately negotiated transactions. The majority of the investments in Allied Capital's portfolio are subject to certain restrictions on resale or otherwise have no established trading market. Allied Capital typically exits its investments when the portfolio company has a liquidity event such as a sale, recapitalization or initial public offering. The illiquidity of Allied Capital's investments may adversely affect its ability to dispose of debt and equity securities at times when Allied Capital may need to or when it may be otherwise advantageous for Allied Capital to liquidate such investments. In addition, if Allied Capital were forced to immediately liquidate some or all of the investments in its portfolio, the proceeds of such liquidation could be significantly less than the current value of such investments.

        Allied Capital's business of making private equity investments and positioning them for liquidity events also may be affected by current and future market conditions. Current economic and capital markets conditions in the United States have severely reduced capital availability, senior lending activity and middle-market merger and acquisition activity. The absence of an active senior lending environment and the slowdown or stalling in middle-market merger and acquisition activity has slowed the amount of private equity investment activity generally. As a result, Allied Capital's investment activity has also significantly slowed. In addition, significant changes in the capital markets, including the recent extreme volatility and disruption, has had, and may continue to have, a negative effect on the valuations of Allied Capital's investments and on the potential for liquidity events involving such investments. This could affect the timing of exit events in Allied Capital's portfolio, reduce the level of net realized gains from exit events in a given year and negatively affect the amount of gains or losses upon exit.

         Investing in private companies involves a high degree of risk.

        Allied Capital's portfolio primarily consists of long-term loans to, and investments in, middle-market private companies. Investments in private businesses involve a high degree of business and financial risk, which can result in substantial losses for Allied Capital in those investments and, accordingly, should be considered speculative. There is generally no publicly available information about the companies in which Allied Capital invests and Allied Capital relies significantly on the diligence of its employees and agents to obtain information in connection with its investment decisions. If Allied Capital is unable to identify all material information about these companies, among other factors, Allied Capital may fail to receive the expected return on its investment or lose some or all of the money invested in these companies. In addition, these businesses may have shorter operating histories, narrower product lines, smaller market shares and less experienced management than their competition and may be more vulnerable to customer preferences, market conditions, loss of key personnel or economic downturns, which may adversely affect the return on, or the recovery of, Allied Capital's investment in such businesses. As an investor, Allied Capital is subject to the risk that a portfolio company may make a business decision that does not serve its interest, which could decrease the value of Allied Capital's investment. Deterioration in a portfolio company's financial condition and prospects may be accompanied by deterioration in the collateral for a loan, if any.

         Allied Capital's borrowers may default on their payments, which may have a negative effect on Allied Capital's financial performance.

        Allied Capital makes long-term loans and invests in equity securities primarily in private middle-market companies, which may involve a higher degree of repayment risk. Allied Capital primarily invests in companies that may have limited financial resources, may be highly leveraged and may be unable to obtain financing from traditional sources. Numerous factors may affect a borrower's ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. A portfolio company's failure to satisfy financial or operating covenants imposed by Allied Capital or other lenders could lead to defaults and, potentially, termination of its loans or foreclosure on its secured assets, which could trigger cross defaults under other agreements and jeopardize the ability of Allied Capital's portfolio company to meet its obligations under the loans or debt securities that Allied Capital holds. In addition, Allied Capital's portfolio companies may have, or may be permitted to incur, other debt that ranks senior to or equally with Allied Capital's securities. This means that payments on such senior-ranking securities may have to be made before Allied Capital receives any payments on Allied Capital's subordinated loans or debt securities. Deterioration in a borrower's financial condition and prospects may be accompanied by deterioration in any related collateral and may have a negative effect on Allied Capital's financial results.

         Allied Capital may be unable to fund its commitments to its portfolio companies as they become due, which may have a material adverse effect on Allied Capital's business.

        Allied Capital has outstanding investment commitments that at September 30, 2009 totaled $543.9 million. Allied Capital's asset coverage is less than the 200% required by the Investment Company Act for Allied Capital to issue new debt. As a result, Allied Capital is currently unable to borrow additional money to fund these commitments. In addition, because Allied Capital's common stock trades at a price that is less than Allied Capital's net asset value per share, Allied Capital may not be able to raise funds through additional equity offerings in order to fund these commitments. To the extent Allied Capital is unable to fund these commitments, it could have a material adverse effect on its portfolio companies and, as a result, have a material adverse effect on Allied Capital's results of operations.

         Allied Capital's private finance investments may not produce current returns or capital gains.

        Allied Capital's private finance portfolio includes loans and debt securities that require the payment of interest currently and equity securities such as conversion rights, warrants or options, minority equity co-investments or more significant equity investments in the case of buyout transactions. Allied Capital's private finance debt investments are generally structured to generate interest income from the time they are made and Allied Capital's equity investments may also produce a realized gain. Allied Capital cannot be sure that its portfolio will generate a current return or capital gains.

         Allied Capital's financial results could be negatively affected if a significant portfolio company fails to perform as expected.

        Allied Capital's total investment in its portfolio companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more portfolio companies fails to perform as expected, Allied Capital's financial results could be more negatively affected and the magnitude of the loss could be more significant than if Allied Capital had made smaller investments in more portfolio companies.

        At September 30, 2009, Allied Capital's investment in Ciena totaled $547.6 million at cost and $102.2 million at value, after the effect of unrealized depreciation of $445.3 million. Other assets includes additional amounts receivable from or related to Ciena totaling $112.7 million, which have a value of $2.0 million at September 30, 2009. During the three months ended September 30, 2009, Allied Capital funded the remaining $46.0 million of standby letters of credit issued in connection with term securitization transactions completed by Ciena. In addition, Allied Capital has issued a performance guarantee in connection with Ciena's non-recourse warehouse facility. On September 30, 2008, Ciena voluntarily filed for bankruptcy.

        Ciena has been a participant in the 7(a) Guaranteed Loan Program of the Small Business Administration, or "SBA," and its wholly owned subsidiary is licensed by the SBA as a Small Business Lending Company. Ciena remains subject to SBA rules and regulations. The Office of the Inspector General of the SBA, or "OIG," and the United States Secret Service are conducting ongoing investigations of allegedly fraudulently obtained SBA-guaranteed loans issued by Ciena. Ciena is also subject to other SBA and OIG audits, investigations and reviews.

        In addition, the Office of the Inspector General of the U.S. Department of Agriculture is conducting an investigation of Ciena's lending practices under the Business and Industry Loan program. The OIG and the U.S. Department of Justice are also conducting a civil investigation of Ciena's lending practices in various jurisdictions. These investigations, audits and reviews are ongoing. These investigations, audits and reviews have had and may continue to have a material adverse impact on Ciena and, as a result, could negatively affect Allied Capital's financial results. Allied Capital is unable to predict the outcome of these inquiries and it is possible that third parties could try to seek to impose liability against Allied Capital in connection with certain defaulted loans in Ciena's portfolio.

         Allied Capital operates in a competitive market for investment opportunities.

        Allied Capital competes for investments with a large number of private equity funds and mezzanine funds, other BDCs, investment banks, other equity and non-equity based investment funds and other sources of financing, including specialty finance companies and traditional financial services companies such as commercial banks. Some of Allied Capital's competitors have greater resources than Allied Capital does. Increased competition would make it more difficult for Allied Capital to purchase or originate investments at attractive prices. As a result of this competition, sometimes Allied Capital may be precluded from making otherwise attractive investments.

         Loss of RIC tax treatment could negatively impact Allied Capital's ability to service its debt and pay dividends.

        Allied Capital has operated so as to qualify as a RIC. If Allied Capital meets source of income, asset diversification and distribution requirements, Allied Capital generally will not be subject to corporate-level income taxation on income Allied Capital timely distributes, or is deemed to distribute, to its stockholders as dividends. Allied Capital would cease to qualify for such tax treatment if it were unable to comply with these requirements. Allied Capital may have difficulty meeting the requirement to make distributions to its stockholders because in certain cases Allied Capital may recognize income before or without receiving cash representing such income. If Allied Capital fails to qualify as a RIC, Allied Capital will have to pay corporate-level taxes on all of its income whether or not Allied Capital distributes it, which could negatively impact Allied Capital's ability to service its debt and pay dividends to its stockholders. Even if Allied Capital qualifies as a RIC, Allied Capital generally will be subject to a corporate-level income tax on the income it does not distribute. If Allied Capital does not distribute at least 98% of its annual taxable income (excluding net long-term capital gains retained or deemed to be distributed) in the year earned, Allied Capital generally will be required to pay an excise tax on amounts carried over and distributed to stockholders in the next year equal to 4% of the amount by which 98% of Allied Capital's annual taxable income available for distribution exceeds the distributions from such income for the current year.

         Failure to invest a sufficient portion of Allied Capital's assets in qualifying assets could preclude Allied Capital from investing in accordance with its current business strategy.

        As a BDC, Allied Capital may not acquire any assets other than "qualifying assets" unless, at the time of and after giving effect to such acquisition, at least 70% of Allied Capital's total assets are qualifying assets. Therefore, Allied Capital may be precluded from investing in what Allied Capital believes are attractive investments if such investments are not qualifying assets for purposes of the

Investment Company Act. If Allied Capital does not invest a sufficient portion of its assets in qualifying assets, Allied Capital could lose its status as a BDC, which would have a material adverse effect on Allied Capital's business, financial condition and results of operations. Similarly, these rules could prevent Allied Capital from making additional investments in existing portfolio companies, which could result in the dilution of Allied Capital's position or could require Allied Capital to dispose of investments at inopportune times in order to comply with the Investment Company Act. If Allied Capital was forced to sell nonqualifying investments for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

         Changes in the law or regulations that govern Allied Capital could have a material impact on Allied Capital or its operations.

        Allied Capital is regulated by the SEC. In addition, changes in the laws or regulations that govern BDCs, RICs, asset managers and real estate investment trusts may significantly affect Allied Capital's business. There are proposals being considered by the current administration to change the regulation of financial institutions that may affect, possibly adversely, investment managers or investment funds. Any change in the laws or regulations that govern Allied Capital's business could have a material impact on Allied Capital or its operations. Laws and regulations may be changed from time to time and the interpretations of the relevant laws and regulations also are subject to change, which may have a material effect on Allied Capital's operations.

         There is a risk that Allied Capital's common stockholders may not receive dividends or distributions.

        Allied Capital may not be able to achieve operating results that will allow Allied Capital to make distributions at a specific level or at all. In addition, due to the asset coverage test applicable to Allied Capital as a BDC, Allied Capital may be precluded from making distributions. Also, Allied Capital's currently outstanding debt limits Allied Capital's ability to declare dividends.

        If Allied Capital does not meet the distribution requirements for RICs, Allied Capital will suffer adverse tax consequences. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, Allied Capital includes in income certain amounts that Allied Capital has not yet received in cash, such as contractual payment-in-kind interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue discount. The increases in loan balances as a result of contractual payment-in-kind arrangements are included in income in advance of receiving cash payment and are separately included in payment-in-kind interest and dividends, net of cash collections, in Allied Capital's consolidated statement of cash flows. Since Allied Capital may recognize income before or without receiving cash representing such income, Allied Capital may have difficulty meeting the requirement to distribute at least 90% of its investment company taxable income to obtain tax benefits as a RIC.

         Changes in interest rates may affect Allied Capital's cost of capital and net investment income.

        Because Allied Capital borrows money to make investments, Allied Capital's net investment income is dependent upon the difference between the rate at which Allied Capital borrows funds and the rate at which Allied Capital invests these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on Allied Capital's net investment income. In periods of rising interest rates, Allied Capital's cost of funds would increase, which would reduce Allied Capital's net investment income. In addition, defaults under Allied Capital's borrowing arrangements may result in higher interest costs during the continuance of an event of default. In August 2009, Allied Capital completed a comprehensive restructuring of its bank facility and its private notes which significantly increased its cost of capital. Allied Capital may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the Investment Company Act.

         There are potential conflicts of interest between Allied Capital and the funds managed by Allied Capital.

        Certain of Allied Capital's officers serve or may serve in an investment management capacity to funds managed by Allied Capital or its affiliates. As a result, investment professionals may allocate such time and attention as is deemed appropriate and necessary to carry out the operations of the managed funds. In this respect, they may experience diversions of their attention from Allied Capital and potential conflicts of interest between their work for Allied Capital and their work for the managed funds in the event that the interests of the managed funds run counter to Allied Capital's interests.

        Although the managed funds may have a different primary investment objective than Allied Capital does, the managed funds may, from time to time, invest in the same or similar asset classes that Allied Capital targets. In addition, more than one fund managed by Allied Capital may invest in the same or similar asset classes. These investments may be made at the direction of the same individuals acting in their capacity on behalf of Allied Capital and one or more of the managed funds. As a result, there may be conflicts in the allocation of investment opportunities between Allied Capital and the managed funds or among the managed funds. Allied Capital may or may not participate in investments made by funds managed by Allied Capital or one of its affiliates.

        Allied Capital has sold assets to certain managed funds and, as part of its investment strategy, Allied Capital may offer to sell additional assets to managed funds or Allied Capital may purchase assets from managed funds. In addition, funds managed by Allied Capital may offer assets to or may purchase assets from one another. While assets may be sold or purchased at prices that are consistent with those that could be obtained from third parties in the marketplace, there is an inherent conflict of interest in such transactions between Allied Capital and funds Allied Capital manages.

         Allied Capital's financial results could be negatively affected if Allied Capital's managed funds fail to perform as expected.

        In the event that any of Allied Capital's managed funds were to perform below Allied Capital's expectations, Allied Capital's financial results could be negatively affected as a result of a reduction in management fees, the deferral in payment of management fees or a reduction in incentive fees Allied Capital earns. Also, if the managed funds perform below expectations, investors could demand lower fees or fee concessions which could also cause a decline in Allied Capital's income. In addition, certain of Allied Capital's managed funds are required to meet various compliance and maintenance tests related to, among other things, the ratings on fund assets and the ratio of collateral to a fund's outstanding debt. If a managed fund fails to comply with these tests, the payment of a portion of Allied Capital's fees could be deferred until a fund regains compliance with such tests.

        Moreover, because Allied Capital is also an investor in certain of its managed funds, Allied Capital could experience losses on Allied Capital's investments if such managed funds were to fail to perform as expected.

         Allied Capital's business depends on Allied Capital's key personnel.

        Allied Capital depends on the continued services of its executive officers and other key management personnel. If Allied Capital were to lose certain of these officers or other management personnel, such a loss could result in inefficiencies in Allied Capital's operations and lost business opportunities, which could have a negative effect on Allied Capital's business.

         Allied Capital's operating results may fluctuate and may not be indicative of future performance.

        Allied Capital's operating results may fluctuate and, therefore, Allied Capital's stockholders should not rely on current or historical period results to be indicative of Allied Capital's performance in future reporting periods. Factors that could cause operating results to fluctuate include, but are not limited to, variations in the investment origination volume and fee income earned, changes in the accrual status of Allied Capital's loans and debt securities, variations in timing of prepayments, variations in and the timing of the recognition of net realized gains or losses and changes in unrealized appreciation or depreciation, the level of Allied Capital's expenses, the degree to which Allied Capital encounters competition in its markets and general economic conditions.

         Allied Capital common stock price may be volatile.

        The trading price of Allied Capital common stock may fluctuate substantially. The capital and credit markets have been experiencing extreme volatility and disruption since 2007, reaching unprecedented levels. Allied Capital has experienced significant stock price volatility. In general, the price of Allied Capital common stock may be higher or lower than the price paid by its stockholders, depending on many factors, some of which are beyond Allied Capital's control and may not be directly related to Allied Capital's operating performance. These factors include, but are not limited to, the following:

  •
  price and volume fluctuations in the overall stock market from time to time;

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  significant volatility in the market price and trading volume of securities of BDCs or other financial services companies;

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  volatility resulting from trading in derivative securities related to Allied Capital's common stock, including puts, calls, long-term equity anticipation securities or short trading positions;

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  the financial performance of the specific industries in which Allied Capital invests on a recurring basis;

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  changes in laws or regulatory policies or tax guidelines with respect to BDCs or RICs;

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  actual or anticipated changes in Allied Capital's earnings or fluctuations in Allied Capital's operating results or changes in the expectations of securities analysts;

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  general economic conditions and trends;

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  loss of a major funding source; or

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  departures of key personnel.

         The trading market or market value of Allied Capital's publicly issued debt securities may be volatile.

        Allied Capital's publicly issued debt securities may or may not have an established trading market. Allied Capital cannot assure that a trading market for its publicly issued debt securities will ever develop or be maintained if developed. In addition to Allied Capital's creditworthiness, many factors may materially adversely affect the trading market for, and market value of, Allied Capital's publicly issued debt securities. These factors include, but are not limited to, the following:

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  the time remaining to the maturity of these debt securities;

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  the outstanding principal amount of debt securities with terms identical to these debt securities;

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  the ratings assigned by national statistical ratings agencies;

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  the general economic environment;

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  the supply of debt securities trading in the secondary market, if any;

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  the redemption or repayment features, if any, of these debt securities;

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  the level, direction and volatility of market interest rates generally; and

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  market rates of interest higher or lower than rates borne by the debt securities.

        There also may be a limited number of buyers for Allied Capital's debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

         Allied Capital common stock could be delisted from the NYSE if it trades below $1.00 or if Allied Capital fails to meet other listing criteria.

        In order to maintain its listing on the NYSE, Allied Capital must continue to meet the minimum share price listing rule, the minimum market capitalization rule and other continued listing criteria. Under the continued listing criteria, the average closing price of Allied Capital common stock must not be below $1.00 per share for 30 or more consecutive trading days. In the event that the average closing price of Allied Capital common stock is below $1.00 per share over a consecutive 30-day trading period, Allied Capital would have a six-month cure period to attain both a $1.00 share price and a $1.00 average share price over 30 trading days.

        If Allied Capital's common stock were delisted, it could (1) reduce the liquidity and market price of Allied Capital common stock, (2) negatively impact Allied Capital's ability to raise equity financing and access the public capital markets and (3) materially adversely impact Allied Capital's results of operations and financial condition.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        Some of the statements in this document constitute forward-looking statements, which relate to future events or the future performance or financial condition of Ares Capital, Allied Capital or, following the merger and subsequent combination, the combined company. The forward-looking statements contained in this document involve a number of risks and uncertainties, including statements concerning:

  •
  Ares Capital, Allied Capital or, following the merger and subsequent combination, the combined company's, or their portfolio companies', future business, operations, operating results or prospects;

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  the return or impact of current and future investments;

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  the impact of a protracted decline in the liquidity of credit markets;

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  the impact of fluctuations in interest rates;

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  the valuation of investments in portfolio companies, particularly those having no liquid trading market;

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  Ares Capital's, Allied Capital's or, following the merger and subsequent combination, the combined company's ability to recover unrealized losses;

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  market conditions and Ares Capital's, Allied Capital's or, following the merger and subsequent combination, the combined company's ability to access alternative debt markets and additional debt and equity capital;

  •
  contractual arrangements and relationships with third parties;

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  the general economy and its impact on the industries in which Ares Capital, Allied Capital or, following the merger and subsequent combination, the combined company invests;

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  the financial condition of and ability of current and prospective portfolio companies to achieve their objectives;

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  expected financings and investments;

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  the adequacy of cash resources and working capital;

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  the timing, form and amount of any dividend distributions;

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  the timing of cash flows, if any, from the operations of portfolio companies;

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  the ability of Ares Capital's and, following the merger and subsequent combination, the combined company's investment adviser to locate suitable investments and to monitor and administer investments;

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  the outcome and impact of any litigation relating to the merger;

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  the likelihood that the merger and subsequent combination are completed and the anticipated timing of their completion;

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  the period following the completion of the merger and subsequent combination;

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  the ability of Ares Capital and Allied Capital's businesses to successfully integrate if the merger and subsequent combination are completed; and

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  Allied Capital's future operating results and business prospects if the merger and subsequent combination are not completed.

        Words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions identify forward-looking statements, although not all forward-looking statements include these words. Actual results and condition could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and elsewhere in this document.

        The forward-looking statements included in this document have been based on information available to Ares Capital and Allied Capital on the date of this document, as appropriate, and neither Ares Capital nor Allied Capital assumes any obligation to update any such forward-looking statements. Although neither Ares Capital nor Allied Capital undertakes any obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that Ares Capital or Allied Capital may make directly to you or through reports that they have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

        The forward-looking statements in this document are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

THE SPECIAL MEETING OF ALLIED CAPITAL

Date, Time and Place of the Allied Capital Special Meeting

        The Allied Capital special meeting will take place on [    •    ], 20[    •    ], at [    •    ] a.m. (Eastern Daylight Time), at [    •    ] at [    •    ].

Purpose of the Allied Capital Special Meeting

        Allied Capital stockholders are being asked to consider and vote on the following matters at the Allied Capital special meeting:

  •
  a proposal to approve the merger and the merger agreement among Ares Capital, Allied Capital and Merger Sub, as such agreement may be amended from time to time; and

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  a proposal to approve the adjournment of the Allied Capital special meeting, if necessary or appropriate, to solicit additional proxies, if there are not sufficient votes at the time of the Allied Capital special meeting to approve the foregoing proposal.

        See "The Merger" and "Description of the Merger Agreement."

        Allied Capital's board of directors, including its independent directors, unanimously recommends that stockholders vote "FOR" approval of the merger and the merger agreement and "FOR" approval of the proposal to adjourn the Allied Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Allied Capital special meeting to approve the foregoing proposal.

 Record Date

        Only holders of record of Allied Capital common stock at the close of business on [    •    ], 20[    •    ], the record date, are entitled to notice of and to vote at the Allied Capital special meeting. On the record date, approximately [    •    ] shares of common stock were issued and outstanding and entitled to vote and held by approximately [    •    ] holders of record.

Quorum and Adjournments

        A quorum is required to be present in order to conduct business at the Allied Capital special meeting. The presence at the Allied Capital special meeting, in person or by proxy, of the holders of shares of Allied Capital common stock entitled to cast a majority of all of the votes entitled to be cast will constitute a quorum for the Allied Capital special meeting. Proxies properly executed and marked with a positive vote, a negative vote or an abstention will be considered to be present at the Allied Capital special meeting for purposes of determining whether a quorum is present for the transaction of all business at the Allied Capital special meeting. However, abstentions and broker non-votes are not counted as votes cast on the matter.

        Stockholders will also be asked to consider a proposal to adjourn or postpone the Allied Capital special meeting for the solicitation of additional votes, if necessary. Any such adjournment will only be permitted if approved by a majority of the votes cast on the matter by the holders of shares present in person or by proxy at the Allied Capital special meeting, whether or not a quorum exists. Abstentions and broker non-votes will have no effect on the adjournment vote.

Vote Required

        Holders of record of shares of Allied Capital common stock on the record date are entitled to one vote per share.

  Merger Proposal

        The affirmative vote of the holders of two-thirds of Allied Capital's outstanding shares entitled to vote on the matter is required to approve the merger and the merger agreement. Stockholders who abstain, fail to return their proxies or do not otherwise vote, effectively will be voting "against" the merger and the merger agreement. Brokers who hold shares of stock in street name cannot vote those shares if the brokers are not provided with voting instructions in accordance with their procedures and this would also be counted as a vote "against" the merger and the merger agreement.

  Adjournment Proposal

        The affirmative vote of a majority of the votes cast on the matter by the holders of Allied Capital's shares present in person or represented by proxy at the Allied Capital special meeting is required to approve the adjournment proposal. Stockholders present in person or represented by proxy at the Allied Capital special meeting who abstain will have no effect on the vote on the adjournment proposal. It is expected that brokers and other nominees will not have discretionary authority to vote on the proposal to adjourn the Allied Capital special meeting. However, broker shares for which written authority to vote has not been obtained will not be treated as votes cast on the matter and will have no effect on the vote on such proposal.

Voting of Management

        At the close of business on [    •    ], 20[    •    ], Allied Capital's executive officers and directors owned and were entitled to vote [    •    ] shares of Allied Capital common stock, representing [    •    ]% of Allied Capital's outstanding shares of common stock on that date. None of Allied Capital's executive officers or directors has entered into any voting agreement relating to the merger; however, each of Allied Capital's executive officers and directors has indicated that he intends to vote his shares of common stock in favor of the approval of the merger and the merger agreement as long as the merger agreement is in effect.

        Allied Capital's 401(k) Plan owns a total of approximately 477,760 shares, representing less than 1% of Allied Capital's total outstanding shares. The administrator of the 401(k) Plan will vote the shares on behalf of the participants pursuant to their instructions.

Voting of Proxies

        All shares represented by properly executed proxies received in time for the Allied Capital special meeting will be voted at the Allied Capital special meeting in the manner specified by the stockholders giving those proxies. Properly executed proxies that do not contain voting instructions will be voted "FOR" the approval of each matter to be voted on at the Allied Capital special meeting, including approval of the merger and the merger agreement and approval of the proposal to adjourn the Allied Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Allied Capital special meeting to approve the proposal. Stockholders may also instruct the proxy solicitor on how to cast their vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card.

        Under Maryland law and Allied Capital's bylaws, only the matters stated in the notice of special meeting will be presented for action at the Allied Capital special meeting or at any adjournment or postponement of the Allied Capital special meeting.

Revocability of Proxies

        Submitting a proxy on the enclosed form does not preclude a stockholder from voting in person at the Allied Capital special meeting. A stockholder may revoke a proxy at any time before it is voted by filing with Allied Capital a duly executed revocation of proxy, by submitting a duly executed proxy to Allied Capital with a later date, by instructing the proxy solicitor to change their vote either by calling the proxy solicitor or via Internet pursuant to the instructions shown on the proxy card or by appearing at the Allied Capital special meeting and voting in person. Stockholders may revoke a proxy by any of these methods, regardless of the method used to deliver a stockholder's previous proxy. Attendance at the Allied Capital special meeting without voting will not itself revoke a proxy.

Solicitation of Proxies

        Allied Capital will bear the cost of solicitation of proxies in the form accompanying this document. The costs and expenses of printing and mailing the registration statement (of which this document forms a part) and all filing and other fees paid to the SEC in connection with the merger will be borne equally by Allied Capital and Ares Capital. In addition to solicitation by mail, Allied Capital's executive officers, who will not be specially compensated, may solicit proxies from Allied Capital's stockholders by telephone, facsimile, telegram or other electronic means or in person. Allied Capital has retained [    •    ] to assist in the solicitation of proxies from stockholders for a maximum fee of $[    •    ]. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares held of record by these persons and Allied Capital will reimburse them for their reasonable out-of-pocket expenses.

        Allied Capital will mail a copy of this document, including the Notice of Special Meeting and the proxy card included with these materials, to each holder of record of its common stock on the record date.

Dissenters' Rights

        Allied Capital stockholders do not have the right to exercise dissenters' rights with respect to any matter to be voted upon at the Allied Capital special meeting, including approval of the merger and the merger agreement.

Principal Accountants of Allied Capital

        Allied Capital expects that a representative of KPMG LLP will be present at the Allied Capital special meeting, will have an opportunity to make a statement if he or she so chooses and will be available to answer questions.

Stockholders Who Hold Their Shares in a Brokerage Account

        If you hold some or all of your shares in a brokerage account, your broker will not be permitted to vote your shares unless you provide them with instructions on how to vote your shares. For this reason, you should provide your broker with instructions on how to vote your shares or arrange to attend the Allied Capital special meeting and vote your shares in person. Stockholders are urged to authorize proxies by telephone or the Internet if their broker has provided them with the opportunity to do so. See your voting instruction form for details. If your broker holds your shares and you attend the Allied Capital special meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the Allied Capital special meeting.

        With respect to the merger proposal, if you do not provide your broker with instructions or attend the Allied Capital special meeting, it will have the same effect as a vote "against" approval of the merger and the merger agreement.

THE SPECIAL MEETING OF ARES CAPITAL

Date, Time and Place of the Ares Capital Special Meeting

        The Ares Capital special meeting will take place on [    •    ], 20[    •    ] at [    •    ], [    •    ] Time, at [    •    ], [    •    ], [    •    ], [    •    ], United States [    •    ].

Purpose of the Ares Capital Special Meeting

        Ares Capital stockholders are being asked to consider and vote on the following matters at the Ares Capital special meeting:

  •
  a proposal to approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement; and

  •
  a proposal to approve the adjournment of the Ares Capital special meeting, if necessary or appropriate, to solicit additional proxies, if there are not sufficient votes at the time of the Ares Capital special meeting to approve the foregoing proposal.

        See "The Merger" and "Description of the Merger Agreement."

        Ares Capital's board of directors, including its independent directors, unanimously recommends that stockholders vote "FOR" approval of the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement and "FOR" approval of the proposal to adjourn the Ares Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Ares Capital special meeting to approve the foregoing proposal.

Record Date

        The record date for determination of stockholders entitled to vote at the Ares Capital special meeting is the close of business on [    •    ], 20[    •    ]. As of [    •    ], 20[    •    ], there were [    •    ] shares of Ares Capital common stock outstanding and entitled to vote and held by approximately [    •    ] holders of record.

Quorum and Adjournments

        A quorum is required to be present in order to conduct business at the Ares Capital special meeting. The presence, in person or by proxy, of the holders of shares of stock of Ares Capital entitled to cast a majority of all of the votes entitled to be cast shall constitute a quorum for the purposes of the Ares Capital special meeting. Proxies properly executed and marked with a positive vote, a negative vote or an abstention will be considered present at the Ares Capital special meeting for purposes of determining whether a quorum is present for the transaction of all business at the Ares Capital special meeting. However, abstentions and broker non-votes are not counted as votes cast on the matter.

        Stockholders will also be asked to consider a proposal to adjourn or postpone the Ares Capital special meeting for the solicitation of additional votes, if necessary. Any such adjournment will only be permitted if approved by a majority of the votes cast on the matter by the holders of shares present in person or by proxy at the Ares Capital special meeting, whether or not a quorum exists. Abstentions and broker non-votes will have no effect on the adjournment vote.

Vote Required

        Each share of Ares Capital common stock has one vote.

  Proposal to Issue Shares.

        The affirmative vote of at least a majority of all of the votes cast on the matter at a meeting at which a quorum is present is required to approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement. Abstentions and broker non-votes will not be counted as votes cast on the matter and will have no effect on the vote on such proposal.

  Adjournment Proposal.

        The affirmative vote of a majority of the votes cast on the matter by the holders of Ares Capital's shares present in person or represented by proxy at the Ares Capital special meeting is required to approve the adjournment proposal. Stockholders present in person or represented by proxy at the Ares Capital special meeting who abstain will have no effect on the vote on the adjournment proposal. It is expected that brokers and other nominees will not have discretionary authority to vote on the proposal to adjourn the Ares Capital special meeting. However, broker shares for which written authority to vote has not been obtained will not be treated as votes cast on the matter and will have no effect on the vote on such proposal.

Voting of Management

        At the close of business on [    •    ], 20[    •    ], Ares Capital's officers and directors owned and were entitled to vote [    •    ] shares of Ares Capital common stock, representing [    •    ]% of Ares Capital's outstanding shares of common stock on that date. In addition, Ares Investments, an affiliate of Ares Capital's investment adviser, owns approximately [    •    ] shares or [    •    ]% of the total shares of Ares Capital common stock outstanding. None of Ares Capital's officers or directors has entered into any voting agreements relating to the merger. Ares Investments also has not entered into any voting agreements relating to the merger.

Voting of Proxies

        All shares represented by properly executed proxies received in time for the Ares Capital special meeting will be voted in the manner specified by the stockholders giving those proxies. Properly executed proxies that do not contain voting instructions will be voted "FOR" the approval of each matter to be voted on at the Ares Capital special meeting, including approval of the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement and approval of the proposal to adjourn the Ares Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Ares Capital special meeting to approve the foregoing proposal. Stockholders may also instruct the proxy solicitor on how to cast their vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card.

        Under Maryland law and Ares Capital's bylaws, only the matters stated in the notice of special meeting will be presented for action at the Ares Capital special meeting or at any adjournment or postponement of the Ares Capital special meeting.

Revocability of Proxies

        Any Ares Capital stockholder "of record" (i.e., you hold shares directly in your name) giving a valid proxy for the Ares Capital special meeting may revoke it before it is exercised by giving a later-dated properly executed proxy, by giving notice of revocation to Ares Capital in writing before or at the Ares Capital special meeting, by instructing the proxy solicitor to change their vote either by calling the proxy solicitor or via Internet pursuant to the instructions shown on the proxy card or by attending the Ares Capital special meeting and voting in person. However, the mere presence at the Ares Capital special meeting by the stockholder does not revoke the proxy. If your shares are held for your account by a broker, bank or other institution or nominee, you may vote such shares at the Ares Capital special meeting only if you obtain proper written authority from such institution or nominee and present it at the meeting.

        Unless revoked as stated above, the shares of common stock represented by valid proxies will be voted on all matters to be acted upon at the Ares Capital special meeting. Stockholders may revoke a proxy by any of these methods regardless of the method used to deliver a stockholder's previous proxy.

Solicitation of Proxies

        Ares Capital will bear the cost of solicitation of proxies in the form accompanying this document. The costs and expenses of printing and mailing the registration statement (of which this document forms a part) and all filing and other fees paid to the SEC in connection with the merger will be borne equally by Allied Capital and Ares Capital. Proxies will be solicited by mail or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock held of record by such brokers, custodians, nominees and fiduciaries, each of whom Ares Capital will reimburse for its expenses in so doing. In addition to the use of mail, directors, officers and regular employees of Ares Capital's investment adviser, without special compensation therefor, may solicit proxies personally, by telephone, by electronic mail or by facsimile, telegram or other electronic means from stockholders.

        Ares Capital has engaged the services of [    •    ], for the purpose of assisting in the solicitation of proxies at an anticipated cost of approximately $[    •    ] plus reimbursement of certain expenses and fees for additional services requested. Please note that [    •    ] may solicit proxies by telephone on behalf of Ares Capital. They will not attempt to influence how you vote your shares, but will only ask that you take the time to cast a vote. You may also be asked if you would like to authorize a proxy over the telephone.

        Ares Capital will mail a copy of this document, including the Notice of Special Meeting and the proxy card included with these materials, to each holder of record of its common stock on the record date.

Dissenters' Rights

        Ares Capital stockholders do not have the right to exercise dissenters' rights with respect to any matter to be voted upon at the Ares Capital special meeting.

Principal Accountants of Ares Capital

        Ares Capital expects that a representative of KPMG LLP will be present at the Ares Capital special meeting, will have an opportunity to make a statement if he or she so chooses and will be available to answer questions.

Stockholders Who Hold Their Shares in a Brokerage Account

        If you hold some or all of your shares in a brokerage account, your broker will not be permitted to vote your shares unless you provide them with instructions on how to vote your shares. For this reason, you should provide your broker with instructions on how to vote your shares or arrange to attend the Ares Capital special meeting and vote your shares in person. Stockholders are urged to authorize proxies by telephone or the Internet if their broker has provided them with the opportunity to do so. See your voting instruction form for details. If your broker holds your shares and you attend the Ares Capital special meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the Ares Capital special meeting.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

        The merger agreement provides that the holders of Allied Capital common stock will be entitled to receive 0.325 shares of Ares Capital common stock for each share of Allied Capital common stock held by them immediately prior to the effective time. This is estimated to result in approximately 58.3 million shares of Ares Capital common stock being issued in connection with the merger (assuming that holders of all "in-the-money" Allied Capital stock options elect to be cashed out). The unaudited pro forma condensed consolidated financial information has been derived from and should be read in conjunction with the historical consolidated financial statements and the related notes of both Allied Capital and Ares Capital, which are included elsewhere in this document. See "Index to Financial Statements."

        The following unaudited pro forma condensed consolidated financial information and explanatory notes illustrate the effect of the merger on Ares Capital's financial position and results of operations based upon the companies' respective historical financial positions and results of operations under the acquisition method of accounting with Ares Capital treated as the acquirer.

        In accordance with GAAP, the assets and liabilities of Allied Capital will be recorded by Ares Capital at their estimated fair values as of the date the merger is completed. The unaudited pro forma condensed consolidated financial information of Ares Capital and Allied Capital reflects the unaudited pro forma condensed consolidated balance sheet as of September 30, 2009 and the unaudited pro forma condensed consolidated income statements for the nine months ended September 30, 2009 and the year ended December 31, 2008. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2009 assumes the acquisition took place on that date. The unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2009 and the year ended December 31, 2008 assumes the acquisition took place on January 1, 2008. The unaudited pro forma condensed consolidated balance sheet also reflects the impact of certain transactions that occurred subsequent to September 30, 2009.

        The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position that would have resulted had the merger and subsequent combination been completed at the beginning of the applicable period presented, nor the impact of expense efficiencies, asset dispositions, share repurchases and other factors. In addition, as explained in more detail in the accompanying notes to the unaudited pro forma condensed consolidated financial information, the allocation of the pro forma purchase price reflected in the unaudited pro forma condensed consolidated financial information involves estimates, is subject to adjustment and may vary significantly from the actual purchase price allocation that will be recorded upon completion of the merger.

 Ares Capital Corporation and Subsidiaries
Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2009
Unaudited
(in thousands, except share and per share data)

	Actual Ares Capital	Adjusted Allied Capital(A)*	Pro Forma Adjustments		Pro Forma Ares Capital Combined
Assets and Liabilities Data:
Investments	$1,967,724	$2,250,366	$(258,326	)(B)*	$3,959,764
Cash and cash equivalents	61,469	283,411	(44,312	)(C)	45,203
			(255,365	)(B)
Other assets	35,888	153,629	(30,389	)(B)	159,128

Total assets	$2,065,081	$2,687,406	$(588,392)		$4,164,095

Debt	$767,871	$1,450,177	$(231,285	)(B)	$1,760,712
			(226,051	)(B)
Other liabilities	74,619	45,084	32,500	(B)	152,203

Total liabilities	842,490	1,495,261	(424,836)		1,912,915
Stockholders' equity	1,222,591	1,192,145	(258,326	)(B)	2,251,180
			(44,312	)(C)
			(49,738	)(B)
			(12,076	)(B)
			(30,389	)(B)
			231,285	(B)

Total liabilities and stockholders' equity	$2,065,081	$2,687,406	$(588,392)		$4,164,095

Total shares outstanding	109,592,728	179,361,775	58,292,577		167,885,305

Net assets per share	$11.16	$6.65	$(4.43)		$13.41

*
Please see Note 3 of the accompanying notes to pro forma condensed consolidated financial statements on page 113.

See accompanying notes to pro forma condensed consolidated financial statements.

 Ares Capital Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2009
Unaudited
(in thousands, except share and per share data)

	Actual Ares Capital	Actual Allied Capital	Pro Forma Adjustments		Pro Forma Ares Capital Combined
Performance Data:
Interest and dividend income	$166,842	$230,017	$—	(D)*	$396,859
Fees and other income	9,166	22,233	—		31,399

Total investment income	176,008	252,250	—		428,258
Interest and credit facility fees	18,603	129,023	—	(E)	147,626
Base management fees	22,502	—	33,756	(F)	56,258
Incentive management fees	23,764	—	—	(G)	23,764
Other expenses	15,522	63,690	(25,175	)(H)	54,037

Total expenses	80,391	192,713	8,581		281,685

Net investment income before taxes	95,617	59,537	(8,581)		146,573

Income taxes	563	4,205	—		4,768

Net investment income	95,054	55,332	(8,581)		141,805

Net realized gains (losses)	(4,232)	(158,255)	—		(162,487)
Net unrealized gains (losses)	15,698	(380,528)	—		(364,830)

Net realized and unrealized gains (losses)	11,466	(538,783)	—		(527,317)
Gain on extinguishment of debt	26,543	83,532	—		110,075
Loss on extinguishment of debt	—	(117,497)	—		(117,497)

Net increase (decrease) in stockholders' equity	$133,063	$(517,416)	$(8,581)		$(392,934)

Weighted average shares outstanding	99,066,652	178,814,954	58,292,577	(I)	157,359,229

Earnings (loss) per share	$1.34	$(2.89)	$(0.15)		$(2.50)

*
Please see Note 3 of the accompanying notes to pro forma condensed consolidated financial statements on page 113.

See accompanying notes to pro forma condensed consolidated financial statements.

 Ares Capital Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2008
Unaudited
(in thousands, except share and per share data)

	Actual Ares Capital	Actual Allied Capital	Pro Forma Adjustments		Pro Forma Ares Capital Combined
Performance Data:
Interest and dividend income	$212,675	$457,418	$—	(D)*	$670,093
Fees and other income	27,786	44,826	—		72,612

Total investment income	240,461	502,244	—		742,705
Interest and credit facility fees	36,515	148,930	—	(E)	185,445
Base management fees	30,463	—	68,777	(F)	99,240
Incentive management fees	31,748	—	16,358	(G)	48,106
Other expenses	14,495	137,634	(65,249	)(H)	86,880

Total expenses	113,221	286,564	19,886		419,671

Net investment income before taxes	127,240	215,680	(19,886)		323,034

Income taxes	248	2,506	—		2,754

Net investment income	126,992	213,174	(19,886)		320,280

Net realized gains (losses)	6,371	(129,418)	—		(123,047)
Net unrealized gains (losses)	(272,818)	(1,123,762)	—		(1,396,580)

Net realized and unrealized gains (losses)	(266,447)	(1,253,180)	—		(1,519,627)
Gain on extinguishment of debt	—	—	—		—
Loss on extinguishment of debt	—	—	—		—

Net increase (decrease) in stockholders' equity	$(139,455)	$(1,040,006)	$(19,886)		$(1,199,347)

Weighted average shares outstanding	89,666,243	172,996,114	58,292,577	(I)	147,958,820

Earnings (loss) per share	$(1.56)	$(6.01)	$(0.34)		$(8.11)

*
Please see Note 3 of the accompanying notes to pro forma condensed consolidated financial statements on page 113.

See accompanying notes to pro forma condensed consolidated financial statements.

Ares Capital Corporation and Subsidiaries

Pro Forma Schedule of Investments
Unaudited
As of September 30, 2009
(Dollar Amounts in Thousands)

			Ares Capital		Allied Capital		Pro Forma Ares Capital
Company	Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Financial
AGILE Fund I, LLC(4)	Investment company	Member interest			$665	$417	$665	$417

AllBridge Financial, LLC(4)	Investment company	Senior secured loan (6.6%, due 12/09)			1,311	1,311	1,311	1,311
		Common equity			40,118	15,523	40,118	15,523

Allied Capital Senior Debt Fund, L.P.(4)	Investment partnership	Limited partnership interest			31,800	33,044	31,800	33,044

BB&T Capital Partners/Windsor Mezzanine Fund, LLC(5)	Investment company	Member interest			11,789	10,009	11,789	10,009

Calder Capital Partners, LLC(4)	Investment company	Senior secured loan (12.5%, due 5/09)(3)			4,496	1,100	4,496	1,100
		Member interest			2,453	—	2,453	—

Callidus Capital Corporation(4)	Investment company	Senior subordinated note (18.0%, due 8/13)(2)			20,939	15,165	20,939	15,165
		Common stock (100 shares)			—	—	—	—

Callidus Debt Partners CDO Fund I, Ltd.	Investment company	Class C notes (12.9%, due 12/13)(3)			19,527	2,935	19,527	2,935
		Class D notes (17.0%, due 12/13)(3)			9,454	—	9,454	—

Callidus Debt Partners CLO Fund III, Ltd.	Investment company	Preferred stock (23,600,000 shares)			20,138	2,199	20,138	2,199

Callidus Debt Partners CLO Fund IV, Ltd.	Investment company	Class D notes (5.1%, due 4/20)			2,160	1,653	2,160	1,653
		Income notes (0.0%)			14,868	4,366	14,868	4,366

Callidus Debt Partners CLO Fund V, Ltd.	Investment company	Income notes (2.6%)			13,521	4,625	13,521	4,625

Callidus Debt Partners CLO Fund VI, Ltd.	Investment company	Class D notes (6.5%, due 10/21)			7,602	3,833	7,602	3,833
		Income notes (0.0%)			29,144	4,155	29,144	4,155

Callidus Debt Partners CLO Fund VII, Ltd.	Investment company	Income notes (0.0%)			24,824	5,431	24,824	5,431

Callidus MAPS CLO Fund I LLC	Investment company	Class E notes (5.8%, due 12/17)			17,000	11,400	17,000	11,400
		Income notes (0.0%)			41,176	13,662	41,176	13,662

Callidus MAPS CLO Fund II, Ltd.	Investment company	Class D notes (4.8%, due 7/22)			3,785	3,068	3,785	3,068
		Income notes (0.9%)			18,109	4,819	18,109	4,819

Carador PLC(5)	Investment company	Ordinary shares (7,110,525 shares)	$9,033	$2,311			9,033	2,311

Catterton Partners VI, L.P.	Investment partnership	Limited partnership interest			3,287	1,789	3,287	1,789

See accompanying notes to pro forma condensed consolidated financial statements.

			Ares Capital		Allied Capital		Pro Forma Ares Capital
Company	Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
CIC Flex, LP	Investment partnership	Limited partnership units (0.69 units)	41	41			41	41

Ciena Capital LLC(4)	Investment banking services	Senior secured loan (5.5%, due 3/09)(3)			319,031	102,232	319,031	102,232
		Class B equity interest			119,436	—	119,436	—
		Class C equity interest			109,097	—	109,097	—

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated note (15.0%, due 6/15)			21,970	21,970	21,970	21,970
		Preferred stock (64,679 shares)			15,543	6,212	15,543	6,212
		Warrants			—	—	—	—

Cortec Group Fund IV, L.P.	Investment partnership	Limited partnership interest			6,572	3,812	6,572	3,812

Covestia Capital Partners, LP	Investment partnership	Limited partnership units	1,059	1,059			1,059	1,059

Direct Capital Corporation(4)	Commercial equipment finance and leasing company	Senior secured loan (8.0%, due 1/14)(3)			8,175	8,573	8,175	8,573
		Senior subordinated note (16.0%, due 3/13)(3)			55,496	7,139	55,496	7,139
		Common stock (2,317,020 shares)			25,732	—	25,732	—

Dryden XVIII Leveraged Loan 2007 Limited	Investment company	Class B notes (5.0%, due 10/19)(3)			7,872	2,355	7,872	2,355
		Income notes (0.0%)			23,164	2,415	23,164	2,415

Dynamic India Fund IV	Investment company	Common equity			9,350	7,982	9,350	7,982

eCentury Capital Partners, L.P.	Investment partnership	Limited partnership interest			7,274	—	7,274	—

Fidus Mezzanine Capital, L.P.	Investment partnership	Limited partnership interest			12,828	7,804	12,828	7,804

Financial Pacific Company(4)	Commercial property and casualty insurance provider	Senior subordinated loan (17.0%, due 2/12)(2)			58,861	41,417	58,861	41,417
		Junior subordinated loan (20.0% due 8/12)(2)			10,009	—	10,009	—
		Preferred stock (9,458 shares)			8,865	—	8,865	—
		Common stock (12,711 shares)			12,783	—	12,783	—

Firstlight Financial Corporation(5)	Investment company	Senior subordinated note (1.0%, due 12/16)(2)	72,871	54,670			72,871	54,670
		Common stock (40,000 shares)	40,000	—			40,000	—

Ivy Hill Asset Management, L.P.(4)	Investment partnership	Member interest	3,586	11,088			3,586	11,088

Ivy Hill Middle Market Credit Fund, Ltd.(4)	Investment company	Class B deferrable interest notes (6.7%, due 11/18)	40,000	36,800			40,000	36,800
		Subordinated notes (due 11/18)	15,681	14,113			15,681	14,113

Imperial Capital Group, LLC and Imperial Capital Private Opportunities, LP(5)	Investment banking services	Limited partnership interest	3,094	3,094			3,094	3,094
		Common units (10,551 units)	15,000	20,003			15,000	20,003

Knightsbridge CLO 2007-1 Ltd.(4)	Investment company	Class E notes (9.5%, due 1/22)			18,700	11,160	18,700	11,160
		Income notes (13.3%)			38,746	22,640	38,746	22,640

See accompanying notes to pro forma condensed consolidated financial statements.

			Ares Capital		Allied Capital		Pro Forma Ares Capital
Company	Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Knightsbridge CLO 2008-1 Ltd.(4)	Investment company	Class C notes (7.8%, due 6/18)			12,800	12,246	12,800	12,246
		Class D notes (8.8%, due 6/18)			8,000	7,080	8,000	7,080
		Class E notes (5.3%, due 6/18)			11,081	9,798	11,081	9,798
		Income notes (21.2%)			21,327	20,112	21,327	20,112

Kodiak Fund LP	Investment partnership	Limited partnership interest			9,332	900	9,332	900

Novak Biddle Venture Partners III, L.P.	Investment partnership	Limited partnership interest			2,018	1,037	2,018	1,037

Pangaea CLO 2007-1 Ltd.	Investment company	Class D notes (5.3%, due 1/21)			11,985	7,795	11,985	7,795

Partnership Capital Growth Fund I, LP	Investment partnership	Limited partnership interest	2,711	2,711			2,711	2,711

SPP Mezzanine Funding II, L.P.	Investment partnership	Limited partnership interest			7,605	6,987	7,605	6,987

Senior Secured Loan Fund LLC(4)(6)	Private debt fund	Subordinated certificates (8.4%, due 12/15)			165,248	165,000	165,248	165,000
		Member interest			1	—	1	—

Trivergence Capital Partners, LP	Investment partnership	Limited partnership interest	1,672	1,672			1,672	1,672

VSC Investors LLC	Investment company	Member interest	635	635			635	635

Webster Capital II, L.P.	Investment partnership	Limited partnership interest			1,338	809	1,338	809

Total			205,383	148,197	1,478,405	617,979	1,683,788	766,176

Business Services
BenefitMall Holdings, Inc.	Employee benefits broker services company	Senior subordinated note (18.0%, due 6/14)(2)			40,250	40,250	40,250	40,250
		Common stock (39,274,290 shares)			39,274	73,729	39,274	73,729
		Warrants			—	—	—	—

Booz Allen Hamilton, Inc.	Strategy and technology consulting services	Senior secured loan (7.5%, due 7/15)	728	743			728	743
		Senior subordinated loan (13.0%, due 7/16)(2)	22,416	22,650			22,416	22,650

CitiPostal Inc.(4)	Document storage and management services	Senior secured revolving loan (3.7%, due 12/13)			683	683	683	683
		Senior secured loan (12.0%, due 12/13)(2)			51,001	51,001	51,001	51,001
		Senior subordinated note (16.0%, due 12/15)(2)			10,265	10,265	10,265	10,265
		Common stock (37,024 shares)			12,726	1,124	12,726	1,124

Cook Inlet Alternative Risk, LLC	Risk management services	Senior secured loan (10.8%, due 4/13)			87,286	69,000	87,286	69,000
		Member interest			552	—	552	—

Digital VideoStream, LLC	Media content supply chain services company	Senior secured loan (11.0%, due 2/12)(2)			13,155	12,825	13,155	12,825
		Convertible subordinated note (10.0%, due 2/16)(2)			4,883	4,883	4,883	4,883

Diversified Mercury Communications, LLC	Business media consulting services	Senior secured loan (4.5%, due 3/13)			2,803	2,525	2,803	2,525

See accompanying notes to pro forma condensed consolidated financial statements.

			Ares Capital		Allied Capital		Pro Forma Ares Capital
Company	Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Higginbotham Insurance Agency, Inc.	Insurance agency	Junior secured loan (11.5%, due 8/13)			27,174	27,174	27,174	27,174
		Subordinated note (16.0%, due 8/14)			25,955	25,955	25,955	25,955
		Common stock (23,695 shares)			23,695	12,355	23,695	12,355
		Warrants			—	—	—	—

Impact Innovations Group, LLC(4)	Management consulting services	Member interest			—	322	—	322

Investor Group Services, LLC(5)	Financial consulting services	Member interest	—	500			—	500

Market Track Holdings, LLC	Business media consulting services company	Senior secured revolving loan (8.0%, due 6/14)			2,450	2,392	2,450	2,392
		Junior subordinated loan (15.9%, due 6/14)(2)			24,504	23,166	24,504	23,166

Multi-Ad Services, Inc.(5)	Marketing services and software provider	Senior secured loan (11.3%, due 11/11)			2,491	2,488	2,491	2,488
		Preferred equity			1,737	1,206	1,737	1,206

MVL Group, Inc.(4)	Marketing research provider	Senior secured loan (12.0%, due 7/12)			25,256	25,256	25,256	25,256
		Senior subordinated loan (14.5%, due 7/12)(2)			41,402	36,021	41,402	36,021
		Junior subordinated note (8.0%, due 7/12)(3)			139	—	139	—
		Common stock (560,716 shares)			555	—	555	—

PC Helps Support, LLC	Technology support provider	Senior secured loan (4.3%, due 12/13)			8,210	7,763	8,210	7,763
		Junior subordinated loan (12.8%, due 12/13)			27,013	25,572	27,013	25,572

Pendum Acquisition, Inc.(5)	Outsourced provider of ATM services	Common stock (8,872 shares)			—	—	—	—

Pillar Holdings LLC and PHL Holding Co.(5)	Mortgage services	Senior secured revolving loan (5.8%, due 11/13)	1,313	1,313			1,313	1,313
		Senior secured loan (14.5%, due 5/14)	7,375	7,375			7,375	7,375
		Senior secured loan (5.8%, due 11/13)	27,452	27,452			27,452	27,452
		Common stock (84.78 shares)	3,768	7,234			3,768	7,234

Primis Marketing Group, Inc. and Primis Holdings, LLC(5)	Database marketing services	Senior subordinated note (15.5%, due 2/13)(2)(3)	10,222	511			10,222	511
		Preferred units (4,000 units)	3,600	—			3,600	—
		Common units (4,000,000 units)	400	—			400	—

Prommis Solutions LLC, E-Default Services, LLC, Statewide Tax and Title Services, LLC and Statewide Publishing Services, LLC (formerly known as MR Processing Holding Corp.)	Bankruptcy and foreclosure processing services	Senior subordinated note (13.5%, due 2/14)(2)	52,892	51,834			52,892	51,834
		Preferred stock (30,000 shares)	3,000	6,221			3,000	6,221

Promo Works, LLC	Marketing services	Senior secured loan (12.3%, due 12/11)			22,994	20,312	22,994	20,312

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)	250	250			250	250

See accompanying notes to pro forma condensed consolidated financial statements.

			Ares Capital		Allied Capital		Pro Forma Ares Capital
Company	Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
SGT India Private Limited(5)	Technology consulting services	Common stock (150,596 shares)			4,158	—	4,158	—

Summit Business Media, LLC	Business media consulting services	Junior secured loan (15.0%, due 11/13)(2)(3)	10,276	1,600			10,276	1,600

Summit Energy Services, Inc.	Energy management consulting services	Common stock (415,982 shares)			1,861	2,150	1,861	2,150

Venturehouse-Cibernet Investors, LLC	Financial settlement services for intercarrier wireless roaming	Equity interest			—	—	—	—

VSS-Tranzact Holdings, LLC(5)	Management consulting services	Member interest	10,000	6,000			10,000	6,000

Total			153,692	133,683	502,472	478,417	656,164	612,100

Healthcare
Air Medical Group Holdings LLC(5)	Medical escort services	Senior secured revolving loan (4.3%, due 3/11)			4,642	4,456	4,642	4,456
		Preferred stock			2,993	20,000	2,993	20,000

American Renal Associates, Inc.	Dialysis provider	Senior secured loan (8.5%, due 12/10)	1,082	1,082			1,082	1,082
		Senior secured loan (8.5%, due 12/11)	10,401	10,401			10,401	10,401

Axium Healthcare Pharmacy, Inc.	Specialty pharmacy provider	Senior subordinated note (8.0%, due 3/15)(2)			2,975	2,380	2,975	2,380

Capella Healthcare, Inc.	Acute care hospital operator	Junior secured loan (13.0%, due 2/16)	85,000	82,450			85,000	82,450

CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC(5)	Healthcare analysis services	Preferred stock (7,427 shares)	7,427	7,055			7,427	7,055
		Common stock (11,225 shares)	4,000	8,134			4,000	8,134

DSI Renal, Inc.	Dialysis provider	Senior secured revolving loan (5.3%, due 3/13)	7,890	6,788			7,890	6,788
		Senior secured loan (5.3%, due 4/14)	12,161	14,472			12,161	14,472
		Senior subordinated note (16.0%, due 4/14)(2)	77,114	59,840			77,114	59,840

GC Merger Sub I, Inc.	Drug testing services	Senior secured loan (4.3%, due 12/14)	22,320	20,064			22,320	20,064

HCP Acquisition Holdings, LLC(4)	Healthcare compliance advisory services	Class A units (10,062,095 units)	10,062	7,194			10,062	7,194

Heartland Dental Care, Inc.	Dental services	Senior subordinated note (14.3%, due 8/13)(2)	32,717	32,717			32,717	32,717

Insight Pharmaceuticals Corporation(4)	OTC drug products manufacturer	Senior subordinated note (15.0%, due 9/12)(2)			54,100	52,098	54,100	52,098
		Common stock (155,000 shares)			40,413	10,419	40,413	10,419

Magnacare Holdings, Inc., Magnacare Administrative Services, LLC, and Magnacare, LLC	Healthcare professional provider	Senior subordinated note (14.8%, due 12/12)(2)	3,241	4,646			3,241	4,646

See accompanying notes to pro forma condensed consolidated financial statements.

			Ares Capital		Allied Capital		Pro Forma Ares Capital
Company	Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
MPBP Holdings, Inc., Cohr Holdings, Inc., and MPBP Acquisition Co., Inc.	Healthcare equipment services	Senior secured loan (due 1/14)	512	489			512	489
		Junior secured loan (6.5%, due 1/14)	32,000	8,000			32,000	8,000
		Common stock (50,000 shares)	5,000	—			5,000	—

MWD Acquisition Sub, Inc.	Dental services	Junior secured loan (6.5%, due 5/12)	5,000	4,350			5,000	4,350

OnCURE Medical Corp.	Radiation oncology care provider	Senior secured loan (3.8%, due 8/09)	3,076	2,707			3,076	2,707
		Senior subordinated note (12.5%, due 8/13)(2)	32,542	29,288			32,542	29,288
		Common stock (857,143 shares)	3,000	3,000			3,000	3,000

Passport Health Communications, Inc., Passport Holding Corp, and Prism Holding Corp.	Healthcare technology provider	Senior secured loan (10.5%, due 5/14)	24,471	23,981			24,471	23,981
		Series A preferred stock (1,594,457 shares)	9,900	9,900			9,900	9,900
		Common stock (16,106 shares)	100	100			100	100

PG Mergersub, Inc.	Provider of patient surveys, management reports and national databases for the integrated healthcare delivery system	Senior subordinated note (12.5%, due 3/16)	3,935	3,920			3,935	3,920
		Preferred stock (333 shares)	333	334			333	334
		Common stock (16,667 shares)	167	167			167	167

Reed Group, Ltd.	Medical disability management services provider	Senior secured loan (6.4%, due 12/13)			11,929	9,530	11,929	9,530
		Senior subordinated loan (15.8%, due 12/13)(2)			19,013	14,924	19,013	14,924
		Common equity			1,800	—	1,800	—

Regency Healthcare Group, LLC(5)	Hospice provider	Preferred member interest			1,302	1,841	1,302	1,841

The Schumacher Group of Delaware, Inc.	Outsourced physician service provider	Senior subordinated note (12.1%, due 7/12)(2)	36,138	36,138			36,138	36,138

Soteria Imaging Services, LLC(5)	Outpatient medical imaging provider	Junior secured loan (11.3%, due 11/10)			4,204	4,154	4,204	4,154
		Preferred member interest			1,881	1,283	1,881	1,283

Triad Laboratory Alliance, LLC	Laboratory services	Senior secured loan (8.5%, due 12/11)	4,116	4,282			4,116	4,282
		Senior subordinated note (13.8%, due 12/12)(2)	15,534	15,068			15,534	15,068

VOTC Acquisition Corp.	Radiation oncology care provider	Senior secured loan (13.0%, due 7/12)(2)	17,329	17,329			17,329	17,329
		Series E preferred shares (3,888,222 shares)	8,748	3,800			8,748	3,800

Total			475,316	417,696	145,252	121,085	620,568	538,781

See accompanying notes to pro forma condensed consolidated financial statements.

			Ares Capital		Allied Capital		Pro Forma Ares Capital
Company	Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Services—Other
3SI Security Systems, Inc.	Cash protection systems provider	Senior subordinated note (16.0%, due 8/13)(3)			20,443	14,865	20,443	14,865
		Subordinated loan (18.0%, due 8/13)(2)(3)			9,030	—	9,030	—

American Residential Services, LLC	Plumbing, heating and air-conditioning services	Junior secured loan (12.0%, due 4/15)(2)	20,505	19,685			20,505	19,685

Avborne, Inc.(4)	Maintenance, repair and overhaul service provider	Preferred stock (12,500 shares)			—	904	—	904
		Common stock (27,500 shares)			—	—	—	—

Avborne Heavy Maintenance, Inc.(4)	Maintenance, repair and overhaul service provider	Common stock (2,750 shares)			—	—	—	—

Aviation Properties Corporation(4)	Aviation services	Common stock (100 shares)			93	—	93	—

Coverall North America, Inc.(4)	Commercial janitorial service provider	Senior secured loan (12.0%, due 7/11)			31,565	31,565	31,565	31,565
		Senior subordinated note (15.0%, due 7/11)(2)			5,553	5,553	5,553	5,553
		Common stock (763,333 shares)			14,362	21,261	14,362	21,261

Diversified Collection Services, Inc.	Collections services	Senior secured loan (9.50%, due 8/11)	12,983	14,714			12,983	14,714
		Senior secured loan (13.8%, due 2/11)	1,931	1,931			1,931	1,931
		Senior secured loan (13.8%, due 8/11)	7,492	7,492			7,492	7,492
		Preferred stock (14,927 shares)	169	264			169	264
		Common stock (592,820 shares)	295	286	734	920	1,029	1,206

Driven Brands, Inc.(5)	Automotive aftermarket service provider	Junior subordinated notes (15.0%, due 7/15)			42,840	41,538	42,840	41,538
		Subordinated loan (18.0%, due 7/15)(2)			46,637	44,860	46,637	44,860
		Common stock (3,772,098 shares)			9,516	2,500	9,516	2,500

Freedom Financial Network, LLC	Debt relief consulting services	Senior subordinated note (13.5%, due 2/14)			5,953	6,000	5,953	6,000

GCA Services Group, Inc.	Custodial services	Senior secured loan (12.0%, due 12/11)	37,788	37,889			37,788	37,889

Growing Family, Inc. and GFH Holdings, LLC	Photography services	Senior secured revolving loan (10.5%, due 8/11)(2)(3)	1,513	454			1,513	454
		Senior secured loan (13.0%, due 8/11)(2)(3)	11,188	3,356			11,188	3,356
		Senior secured loan (11.3%, due 8/11)(3)	372	111			372	111
		Senior secured loan (15.5%, due 8/11)(2)(3)	3,722	1,117			3,722	1,117
		Common stock (552,430 shares)	872	—			872	—

NPA Acquisition, LLC	Powersport vehicle auction operator	Junior secured loan (7.0%, due 2/13)	12,000	12,000			12,000	12,000
		Common units (1,709 shares)	1,000	2,300			1,000	2,300

See accompanying notes to pro forma condensed consolidated financial statements.

			Ares Capital		Allied Capital		Pro Forma Ares Capital
Company	Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Tradesmen International, Inc.	Construction labor support	Junior secured loan (12.0%, due 12/12)			39,793	18,347	39,793	18,347

Trover Solutions, Inc.	Healthcare collections services	Junior subordinated loan (12.0%, due 11/12)(2)			56,510	52,568	56,510	52,568

United Road Towing, Inc.	Towing company	Junior secured loan (11.8%, due 1/14)			18,988	18,792	18,988	18,792

Web Services Company, LLC	Laundry service and equipment provider	Senior secured loan (5.3%, due 8/14)	4,582	4,802			4,582	4,802
		Senior subordinated loan (14.0%, due 8/16)(2)	43,743	41,556			43,743	41,556

Total			160,155	147,957	302,017	259,673	462,172	407,630

Consumer Products—Non-Durable
Augusta Sportswear Group, Inc.(6)	Team apparel manufacturer	Common stock (2,500 shares)			2,500	1,523	2,500	1,523

Bushnell, Inc.	Sports optics manufacturer	Junior secured loan (6.8%, due 2/14)			40,161	30,204	40,161	30,204

CR Holding, Inc.(4)(6)	Cleaning products manufacturer	Senior subordinated note (16.6%, due 2/13)(2)(3)			40,510	10,271	40,510	10,271
		Common stock (32,090,696 shares)			28,744	—	28,744	—

Gilchrist & Soames, Inc.	Personal care manufacturer	Senior subordinated loan (13.4%, due 10/13)			25,186	23,101	25,186	23,101

The Homax Group, Inc.(6)	Home improvement products manufacturer	Senior secured loan (6.2%, due 10/12)(2)			9,997	9,059	9,997	9,059
		Senior secured revolver (8.0% due 10/12)(2)			75	109	75	109
		Senior subordinated note (14.5%, due 4/14)(2)			13,619	4,945	13,619	4,945
		Preferred stock (76 shares)			76	—	76	—
		Common stock (24 shares)			5	—	5	—
		Warrants			954	—	954	—

Innovative Brands, LLC	Consumer products and personal care manufacturer	Senior secured loan (15.5%, due 9/11)	17,421	17,421			17,421	17,421

Making Memories Wholesale, Inc.(4)	Scrapbooking branded products manufacturer	Senior secured loan (10.0%, due 8/14)	7,869	9,875			7,869	9,875
		Senior secured loan (15.0%, due 8/14)(2)	4,070	3,025			4,070	3,025
		Common stock (100 shares)	—	—			—	—

Progressive International Corporation(5)(6)	Kitchenware manufacturer	Preferred stock (500 shares)			500	5,847	500	5,847
		Common stock (197 shares)			13	153	13	153
		Warrants			—	—	—	—

Shoes for Crews, LLC	Safety footwear and slip-related mat manufacturer	Senior secured loan (5.5%, due 7/10)	304	302			304	302

The Step2 Company, LLC	Toy manufacturer	Senior secured loan (11.0%, due 4/12)(2)			94,396	89,550	94,396	89,550
		Equity interests			2,156	1,528	2,156	1,528

See accompanying notes to pro forma condensed consolidated financial statements.

			Ares Capital		Allied Capital		Pro Forma Ares Capital
Company	Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
The Thymes, LLC(4)	Cosmetic products manufacturer	Preferred stock (8.0%, 6,283 shares)(2)	6,283	5,654			6,283	5,654
		Common stock (5,400 shares)	—	—			—	—

Wear Me Apparel, LLC(5)(6)	Clothing manufacturer	Senior subordinated note (17.5%, due 4/13)(2)(3)	24,110	18,083	127,316	71,345	151,426	89,428
		Subordinated note (9.0%, due 4/14)(3)			11,243	—	11,243	—
		Common stock (10,086 shares)	10,000	—	39,549	—	49,549	—

Woodstream Corporation	Pest control, wildlife caring and control products manufacturer	Senior subordinated note (12.0%, due 2/15)			89,678	74,221	89,678	74,221
		Common stock (6,960 shares)			6,961	2,000	6,961	2,000

Total			70,057	54,360	533,639	323,856	603,696	378,216

Restaurants and Food Services
ADF Capital, Inc. and ADF Restaurant Group, LLC	Restaurant owner and operator	Senior secured revolving loan (6.5%, due 11/13)	3,418	3,418			3,418	3,418
		Senior secured loan (12.5%, due 11/12)(2)	34,691	34,684			34,691	34,684
		Promissory note (12.0%, due 11/16)(2)	13,093	13,795			13,093	13,795
		Warrants to purchase 0.61 shares	—	4,370			—	4,370

Encanto Restaurants, Inc.	Restaurant owner and operator	Junior secured loan (11.0%, due 8/13)(2)	25,438	24,166			25,438	24,166

Hot Light Brands, Inc.(4)	Restaurant owner and operator	Senior secured loan (9.0%, due 2/11)(3)			30,572	10,471	30,572	10,471
		Common stock (93,500 shares)			5,151	—	5,151	—

Hot Stuff Foods, LLC(4)	Convenience food service retailer	Senior secured loan (3.7%, due 2/11)			610	610	610	610
		Senior secured loan (3.7%, due 2/12)			44,700	44,807	44,700	44,807
		Junior secured loan (7.2% due 8/12)(3)			31,237	34,900	31,237	34,900
		Senior subordinated note (15.0%, due 2/13)(2)(3)			31,401	14,901	31,401	14,901
		Subordinated note (16.0%, due 2/13)(2)(3)			20,749	—	20,749	—
		Common stock (1,147,453 shares)			56,187	—	56,187	—

Huddle House, Inc.(4)	Restaurant owner and operator	Senior subordinated note (15.0%, due 12/15)(2)			19,494	19,494	19,494	19,494
		Common stock (358,428 shares)			36,348	7,651	36,348	7,651

OTG Management, Inc.	Airport restaurant operator	Junior secured loan (20.5%, due 6/13)(2)	15,884	15,884			15,884	15,884
		Warrants to purchase 89,000 shares	—	750			—	750

S.B. Restaurant Company	Restaurant owner and operator	Senior secured loan (9.8%, due 4/11)			38,184	33,606	38,184	33,606
		Preferred stock (46,690 shares)			117	—	117	—
		Warrants			534	—	534	—

See accompanying notes to pro forma condensed consolidated financial statements.

			Ares Capital		Allied Capital		Pro Forma Ares Capital
Company	Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Vistar Corporation and Wellspring Distribution Corporation	Food service distributor	Senior subordinated note (13.5%, due 5/15)	73,625	69,944			73,625	69,944
		Class A non-voting common stock (1,366,120 shares)	7,500	3,253			7,500	3,253

Total			173,649	170,264	315,284	166,440	488,933	336,704

Beverage, Food and Tobacco
3091779 Nova Scotia Inc.	Baked goods manufacturer	Junior secured loan (14.0%, due 11/12)(2)	15,047	11,278			15,047	11,278
		Senior secured revolving loan (8.0%, due 11/12)	6,757	7,127			6,757	7,127
		Warrants to purchase 57,545 shares	—	—			—	—

Apple & Eve, LLC and US Juice Partners, LLC(5)	Juice manufacturer	Senior secured loan (14.5%, due 10/13)	36,086	35,726			36,086	35,726
		Senior units (50,000 units)	5,000	3,500			5,000	3,500

Best Brands Corporation	Baked goods manufacturer	Senior secured loan (7.5%, due 12/12)(2)	10,966	13,135			10,966	13,135
		Senior secured loan (7.5%, due 6/13)(2)	7,462	8,759			7,462	8,759
		Junior secured loan (16.0%, due 6/13)(2)	48,397	49,036			48,397	49,036

Border Foods, Inc.(4)	Green chile and jalapeno products manufacturer	Senior secured loan (12.9%, due 3/12)			29,495	34,876	29,495	34,876
		Preferred stock (100,000 shares)			12,721	16,585	12,721	16,585
		Common stock (260,467 shares)			3,847	—	3,847	—

Bumble Bee Foods, LLC and BB Co-Invest LP	Canned seafood manufacturer	Senior subordinated loan (16.3%, due 11/18)(2)	30,756	30,756			30,756	30,756
		Common stock (4,000 shares)	4,000	5,700			4,000	5,700

Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated note (13.0%, due 2/13)(2)	5,874	5,874			5,874	5,874
		Preferred stock (6,258 shares)	2,500	1,725			2,500	1,725

Distant Lands Trading Co.	Coffee manufacturer	Senior secured revolving loan (6.3%, due 11/11)			6,781	6,358	6,781	6,358
		Senior secured loan (11.0%, due 11/11)			43,499	41,967	43,499	41,967
		Common stock (3,451 shares)			3,451	1,147	3,451	1,147

Farley's & Sathers Candy Company, Inc.(6)	Confections manufacturer	Junior secured loan (8.3%, due 3/11)			2,496	2,492	2,496	2,492

Ideal Snacks Corporation	Snacks manufacturer	Senior secured loan (8.5%, due 6/10)			1,084	1,068	1,084	1,068

Total			172,845	172,616	103,374	104,493	276,219	277,109

Education
Campus Management Corp. and Campus Management Acquisition Corp.(5)	Education software developer	Senior secured loan (16.0%, due 8/13)(2)	33,774	33,774			33,774	33,774
		Senior secured loan (13.0%, due 8/13)(2)	9,028	9,028			9,028	9,028
		Preferred stock (8.0%, 493,147 shares)(2)	8,952	12,800			8,952	12,800

See accompanying notes to pro forma condensed consolidated financial statements.

			Ares Capital		Allied Capital		Pro Forma Ares Capital
Company	Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Community Education Centers, Inc.	Offender re-entry and in-prison treatment services provider	Senior subordinated loan (19.5%, due 11/13)(2)			36,602	36,501	36,602	36,501

eInstruction Corporation	Developer, manufacturer and retailer of educational products	Junior secured loan (7.8%, due 7/14)			16,938	15,471	16,938	15,471
		Subordinated loan (16.0%, due 1/15)(2)			19,013	17,237	19,013	17,237
		Common stock (2,406 shares)			2,500	750	2,500	750

ELC Acquisition Corporation	Developer, manufacturer and retailer of educational products	Senior secured loan (3.5%, due 11/12)	162	154			162	154
		Junior secured loan (7.3%, due 11/13)	8,333	7,917			8,333	7,917

Instituto de Banca y Comercio, Inc. Leeds IV Advisors, Inc.	Private school operator	Senior secured revolving loan (6.5%, due 3/14)	1,232	1,232			1,232	1,232
		Senior secured loan (8.5%, due 3/14)	11,730	11,730			11,730	11,730
		Senior subordinated loan (16.0%, due 6/14)(2)	30,644	30,644			30,644	30,644
		Preferred stock (306,388 shares)	1,456	3,479			1,456	3,479
		Common stock (354,863 shares)	89	4,029			89	4,029

Lakeland Finance, LLC	Private school operator	Senior secured note (11.5%, due 12/12)	33,000	33,000			33,000	33,000

R3 Education, Inc.(5)	Medical school operator	Senior secured revolving loan (6.3%, due 12/12)	1,186	1,162			1,186	1,162
		Senior secured loan (6.3%, due 12/12)	21,388	20,960			21,388	20,960
		Member interest	15,800	17,185			15,800	17,185
		Preferred stock (8,800 shares)	2,200	2,200			2,200	2,200

Total			178,974	189,294	75,053	69,959	254,027	259,253

Manufacturing
Arrow Group Industries, Inc.	Residential and outdoor shed manufacturer	Senior secured loan (5.3%, due 4/10)	5,653	5,223			5,653	5,223

Broadcast Electronics, Inc.(6)	Radio manufacturer	Senior secured loan (8.8%, due 11/11)(2)(3)			4,847	340	4,847	340
		Preferred stock (2,044 shares)			—	—	—	—

Component Hardware Group, Inc.	Commercial equipment manufacturer	Senior subordinated note (13.5%, due 1/13)(2)			18,876	16,587	18,876	16,587

Emerald Performance Materials, LLC	Polymers and performance materials manufacturer	Senior secured loan (8.3%, due 5/11)	9,554	9,172			9,554	9,172
		Senior secured loan (8.5%, due 5/11)	156	150			156	150
		Senior secured loan (10.0%, due 5/11)	1,604	1,508			1,604	1,508
		Senior secured loan (16.0%, due 5/11)(2)	4,900	4,704			4,900	4,704

See accompanying notes to pro forma condensed consolidated financial statements.

			Ares Capital		Allied Capital		Pro Forma Ares Capital
Company	Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Jakel, Inc.(4)	Electric motor manufacturer	Senior subordinated loan (15.5%, due 3/08)(2)(3)			748	374	748	374

NetShape Technologies, Inc.	Metal precision engineered components manufacturer	Senior secured loan (4.0%, due 2/13)			875	368	875	368

Penn Detroit Diesel Allison, LLC(4)	Diesel engine manufacturer	Member interest			20,081	13,870	20,081	13,870

Postle Aluminum Company, LLC(5)	Aluminum distribution provider	Senior secured loan (6.0%, due 10/12)(2)(3)			34,876	15,308	34,876	15,308
		Senior subordinated loan (3.0%, due 10/12)(2)(3)			23,868	—	23,868	—
		Member interest			2,174	—	2,174	—

Qualitor, Inc.	Automotive aftermarket components supplier	Senior secured loan (6.0%, due 12/11)	1,743	1,656			1,743	1,656
		Junior secured loan (9.0%, due 6/12)	5,000	4,750			5,000	4,750

Reflexite Corporation(4)	Developer and manufacturer of high-visibility reflective products	Senior subordinated loan (18.0%, due 2/15)(2)	16,557	16,557			16,557	16,557
		Common stock (1,821,860 shares)	27,435	24,898			27,435	24,898

Saw Mill PCG Partners LLC	Precision components manufacturer	Common units (1,000 units)	1,000	—			1,000	—

Service Champ, Inc.(4)	Automotive aftermarket components supplier	Senior subordinated loan (15.5%, due 4/12)(2)			27,515	27,515	27,515	27,515
		Common stock (55,112 shares)			11,785	28,321	11,785	28,321

Stag-Parkway, Inc.(4)	Automotive aftermarket components supplier	Junior subordinated loan (10.0%, due 7/12)			19,000	19,000	19,000	19,000
		Common stock (25,000 shares)			32,686	7,359	32,686	7,359

STS Operating, Inc.	Hydraulic systems equipment and supplies provider	Senior subordinated note (11.0%, due 1/13)			30,313	27,305	30,313	27,305

Tappan Wire & Cable Inc.	Specialty wire and cable manufacturer	Senior secured loan (15.0%, due 8/14)(3)			22,248	4,515	22,248	4,515
		Common stock (12,940 shares)			2,043	—	2,043	—
		Warrant			—	—	—	—

TransAmerican Auto Parts, LLC	Automotive aftermarket parts retailer and supplier	Senior subordinated note (18.3%, due 11/12)(2)(3)			24,409	—	24,409	—
		Preferred member interest			923	—	923	—
		Common member interest			110	—	110	—

Universal Trailer Corporation(5)	Livestock and specialty trailer manufacturer	Common stock (74,920 shares)	7,930	—			7,930	—

Total			81,532	68,618	277,377	160,862	358,909	229,480

See accompanying notes to pro forma condensed consolidated financial statements.

			Ares Capital		Allied Capital		Pro Forma Ares Capital
Company	Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Retail
Apogee Retail, LLC	For-profit thrift retailer	Senior secured loan (5.5%, due 3/12)	4,840	4,356			4,840	4,356
		Senior secured loan (16.0%, due 11/12)(2)	11,296	11,296			11,296	11,296
		Senior secured loan (5.5%, due 3/12)	38,438	34,595			38,438	34,595

Dufry AG	Retail newsstand operator	Common stock (39,056 shares)	3,000	2,200			3,000	2,200

Savers, Inc. and SAI Acquisition Corp.	For-profit thrift retailer	Senior subordinated note (12.0%, due 8/14)(2)	28,280	27,715			28,280	27,715
		Common stock (1,170,182 shares)	4,500	5,840			4,500	5,840

Things Remembered, Inc. and TRM Holdings Corporation	Personalized gift retailer	Senior secured loan (6.5%, due 9/12)(2)	40,211	28,148			40,211	28,148
		Preferred stock (800 shares)	200	—			200	—
		Common stock (80 shares)	1,800	—			1,800	—
		Warrants to purchase 858 common shares	—	—			—	—
		Warrants to purchase 73 preferred shares	—	—			—	—

Total			132,565	114,150	—	—	132,565	114,150

Consumer Products—Durable
Carlisle Wide Plank Floors, Inc.	Hardwood floor manufacturer	Senior secured loan (12.0%, due 6/11)			1,637	1,533	1,637	1,533
		Common stock (345,056 shares)			345	—	345	—

Direct Buy Holdings, Inc. and Direct Buy Investors, LP(5)	Membership based buying club franchisor and operator	Senior secured loan (6.8%, due 11/12)	2,199	1,710			2,199	1,710
		Senior subordinated note (16.0%, due 5/13)(2)			76,139	60,287	76,139	60,287
		Limited partnership interest			8,000	—	8,000	—
		Limited partnership interest	10,000	2,500			10,000	2,500

Havco Wood Products LLC	Laminated oak and fiber-reinforced composite flooring manufacturer for trailers	Member interest			910	—	910	—

Total			12,199	4,210	87,031	61,820	99,230	66,030

Computers and Electronics
Network Hardware Resale, Inc.	Networking equipment resale provider	Senior secured loan (12.8%, due 12/11)(2)			16,382	16,330	16,382	16,330
		Convertible subordinated loan (9.8%, due 12/15)(2)			16,000	16,000	16,000	16,000

RedPrairie Corporation	Software manufacturer	Junior secured loan (7.0%, due 1/13)	15,300	14,535			15,300	14,535

TZ Merger Sub, Inc.	Computers and electronics	Senior secured loan (7.5%, due 7/15)	4,726	4,830			4,726	4,830

X-rite, Incorporated	Artwork software manufacturer	Junior secured loan (14.4%, due 7/13)	10,906	10,906			10,906	10,906

Total			30,932	30,271	32,382	32,330	63,314	62,601

See accompanying notes to pro forma condensed consolidated financial statements.

			Ares Capital		Allied Capital		Pro Forma Ares Capital
Company	Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Printing, Publishing and Media
Canon Communications LLC	Print publications services	Junior secured loan (13.8%, due 11/11)(2)	24,032	20,435			24,032	20,435

Courtside Acquisition Corp.	Community newspaper publisher	Senior subordinated loan (17.0%, due 6/14)(2)(3)	34,295	—			34,295	—

EarthColor, Inc.	Printing management services	Subordinated note (15.0%, due 11/13)(2)(3)			123,385	—	123,385	—
		Common stock (63,438 shares)			63,438	—	63,438	—
		Warrants			—	—	—	—

LVCG Holdings LLC(4)	Commercial printer	Member interest	6,600	1,980			6,600	1,980

National Print Group, Inc.	Printing management services	Senior secured revolving loan (9.0%, due 3/12)	1,826	1,114			1,826	1,114
		Senior secured revolving loan (8.3%, due 3/12)	272	166			272	166
		Senior secured loan (16.0%, due 3/12)(2)	8,016	4,928			8,016	4,928
		Preferred stock (9,344 shares)	2,000	—			2,000	—

The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications	Senior secured loan (10.5%, due 9/12)	28,000	28,000			28,000	28,000
		Preferred stock (29,969 shares)	2,997	3,873			2,997	3,873
		Common stock (15,393 shares)	3	4			3	4

Total			108,041	60,500	186,823	—	294,864	60,500

Aerospace & Defense
AP Global Holdings, Inc.	Safety and security equipment manufacturer	Senior secured loan (4.8%, due 10/13)	7,671	7,110			7,671	7,110

ILC Industries, Inc.	Industrial products provider	Junior secured loan (11.5%, due 8/12)	12,000	12,000			12,000	12,000

Thermal Solutions LLC and TSI Group, Inc.	Thermal management and electronics packaging manufacturer	Senior secured loan (4.0%, due 3/11)	572	549			572	549
		Senior secured loan (4.5%, due 3/12)	2,740	2,494			2,740	2,494
		Senior subordinated notes (14.0%, due 3/13)(2)	2,730	2,593			2,730	2,593
		Senior subordinated notes (14.3%, due 9/12)(2)	5,544	5,267			5,544	5,267
		Preferred stock (71,552 shares)	716	716			716	716
		Common stock (1,460,246 shares)	15	15			15	15

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Junior secured loan (15.0%, due 7/14)	28,000	28,000			28,000	28,000
		Junior preferred stock (10.0%, 14,655 shares)(2)	1,816	1,455			1,816	1,455
		Senior preferred stock (8.0%, 775 shares)(2)	96	77			96	77
		Common stock (151,439)	188	148			188	148

Total			62,088	60,424	—	—	62,088	60,424

See accompanying notes to pro forma condensed consolidated financial statements.

			Ares Capital		Allied Capital		Pro Forma Ares Capital
Company	Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Telecommunications
American Broadband Communications, LLC and American Broadband Holding Co.	Broadband communication services	Senior subordinated loan (18.0%, due 11/14)(2)	42,584	42,584			42,584	42,584
		Warrants to purchase 170 shares	—	—			—	—

Startec Equity, LLC(4)	Communication services	Member interest			211	—	211	—

Total Telecommunications			42,584	42,584	211	—	42,795	42,584

Oil and Gas
Geotrace Technologies, Inc.	Reservoir processing, development services, and data management services	Warrants			2,027	2,300	2,027	2,300

IAT Equity, LLC and Affiliates d/b/a Industrial Air Tool(4)	Industrial products distributor	Senior subordinated note (9.0%, due 6/14)			6,000	6,000	6,000	6,000
		Member interest			7,500	9,948	7,500	9,948

UL Holding Co., LLC	Petroleum product manufacturer	Senior secured loan (9.3%, due 12/12)	10,945	10,726			10,945	10,726
		Senior secured loan (14.0%, due 12/12)	6,965	6,825			6,965	6,825
		Senior secured loan (9.4%, due 12/12)	2,985	2,925			2,985	2,925
		Common units (100,000 units)	500	500			500	500

Total			21,395	20,976	15,527	18,248	36,922	39,224

Environmental Services
AWTP, LLC	Water treatment services	Junior secured loan (11.5%, due 12/12)(3)	13,682	6,841			13,682	6,841

Mactec, Inc.	Engineering and environmental services	Class B-4 stock (16 shares)	—	—			—	—
		Class C stock (5,556 shares)	—	150			—	150

Oahu Waste Services, Inc.	Waste management services	Stock appreciation rights			206	406	206	406

Sigma International Group, Inc.	Water treatment parts manufacturer	Junior secured loan (15.0%, due 10/13)	17,500	12,250			17,500	12,250

Universal Environmental Services, LLC(5)	Hydrocarbon recycling and related waste management services and products	Preferred member interest			1,599	—	1,599	—

Waste Pro USA, Inc.	Waste management services	Class A common stock (611,614.80 shares)	12,263	13,263			12,263	13,263

Wastequip, Inc.(5)	Waste management equipment manufacturer	Senior subordinated loan (12.0%, due 2/15)(2)	13,030	3,936			13,030	3,936
		Common stock (13,889 shares)	1,389	—			1,389	—

Total			57,864	36,440	1,805	406	59,669	36,846

See accompanying notes to pro forma condensed consolidated financial statements.

			Ares Capital		Allied Capital		Pro Forma Ares Capital
Company	Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Cargo Transport
The Kenan Advantage Group, Inc.	Fuel transportation provider	Senior subordinated note (13.0%, due 12/13)(2)	25,899	25,381			25,899	25,381
		Senior secured loan (3.0%, due 12/11)	2,407	2,238			2,407	2,238
		Preferred stock (10,984 shares)	1,098	1,459			1,098	1,459
		Common stock (30,575 shares)	31	41			31	41

Total			29,435	29,119	—	—	29,435	29,119

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	Senior secured loan (4.8%, due 10/13)	26,741	23,532			26,741	23,532
		Senior secured loan (7.8%, due 10/13)	4	4			4	4
		Senior secured loan (6.8%, due 10/13)	5	4			5	4

Total			26,750	23,540	—	—	26,750	23,540

Buildings and Real Estate
10th Street, LLC(5)	Document storage and management services	Senior subordinated note (13.0%, due 11/14)(2)			22,004	22,100	22,004	22,100
		Member interest			422	485	422	485
		Option			25	25	25	25

Total			—	—	22,451	22,610	22,451	22,610

Containers—Packaging
Industrial Container Services, LLC(5)	Industrial container manufacturer reconditioner and servicer	Senior secured loan (4.3%, due 9/11)	14,104	13,400			14,104	13,400
		Common stock (1,800,000 shares)	1,800	8,550			1,800	8,550

Total			15,904	21,950	—	—	15,904	21,950

Grocery
Planet Organic Health Corp.	Organic grocery store operator	Junior secured loan (13.0%, due 7/14)	11,099	10,554			11,099	10,554
		Senior subordinated loan (17.0%, due 7/12)(2)	12,288	9,873			12,288	9,873

Total			23,387	20,427	—	—	23,387	20,427

Hotels, Motels, Inns & Gaming
Crescent Equity Corporation(4)	Hospitality management services	Senior secured loan (10.0%, due 6/10)			433	433	433	433
		Subordinated notes (11.0%, due 9/11)(3)			2,106	—	2,106	—
		Subordinated notes (11.0%, due 1/12)(3)			7,189	997	7,189	997
		Subordinated notes (11.0%, due 9/12)(3)			10,769	1,464	10,769	1,464
		Subordinated notes (11.0%, due 6/17)(3)			12,048	1,742	12,048	1,742
		Common stock (174 shares)			82,730	—	82,730	—

Total			—	—	115,275	4,636	115,275	4,636

See accompanying notes to pro forma condensed consolidated financial statements.

			Ares Capital		Allied Capital		Pro Forma Ares Capital
Company	Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Housing—Building Materials
HB&G Building Products	Synthetic and wood product manufacturer	Senior subordinated loan (19.0%, due 3/11)(2)(3)	8,984	448			8,984	448
		Common stock (2,743 shares)	753	—			753	—
		Warrants to purchase 4,464 shares	653	—			653	—

Total			10,390	448	—	—	10,390	448

Commercial Real Estate Finance
Commercial Mortgage Loans	3 loans	Up to 6.99%			32,143	31,006	32,143	31,006
	2 loans	7.00% - 8.99%			1,876	1,864	1,876	1,864
	1 loan	9.00% - 10.99%			6,476	6,476	6,476	6,476
	1 loan	11.00% - 12.99%			10,479	6,319	10,479	6,319
	2 loans	15.00% and above			3,970	4,848	3,970	4,848

Real Estate Owned					5,937	6,179	5,937	6,179

Real Estate Equity Interests					13,185	11,831	13,185	11,831

Total			—	—	74,066	68,523	74,066	68,523

Other
Other Companies		Other debt investments			(151)	(151)	(151)	(151)
		Other equity investments			41	8	41	8

Total			—	—	(110)	(143)	(110)	(143)

Pro Forma Adjustments:
Actual Sales of Allied Capital Investments subsequent to September 30, 2009(6)					(427,755)	(260,828)	(427,755)	(260,828)
Estimated Purchase Price Allocation Adjustment(1)								(258,326)

Total Investments			$2,245,137	$1,967,724	$3,840,579	$2,250,366	$6,085,716	$3,959,764

(1)
Upon consumation of the merger and in accordance with ASC 805-10 (previously SFAS No. 141(r)), Business Combinations, Ares Capital will be required to allocate the purchase price of Allied Capital's assets based on Ares Capital's estimate of fair value and record such fair value as the cost basis and initial fair value of each such investment in Ares Capital's financial statements. In this regard, Ares Capital's management determined that the aggregate adjustment to Allied Capital's investments approximates $258.3 million. As a result, such adjustment has been reflected in a single line item entitled "Estimated Purchase Price Allocation Adjustment." However, a final determination of the fair value of Allied Capital's investments will be made after the merger is completed and, as a result, the actual amount of this adjustment may vary from the preliminary amount set forth herein. Thus, the information set forth in the columns reflect historical amounts and have not been individually adjusted to reflect the Estimated Purchase Price Allocation Adjustment.

(2)
Has a payment-in-kind (PIK) interest feature.

(3)
Loan is on non-accrual status at September 30, 2009.

(4)
As defined in the Investment Company Act, the combined company "Controls" this portfolio company because it owns 25% or more of its outstanding voting securities and/or the combined company has the power to exercise control over the management or policies of the portfolio company.

(5)
As defined in the Investment Company Act, the combined company is an "Affiliated Person" to this portfolio company because it owns 5% or more of its outstanding voting securities and/or the combined company has the power to exercise control over the management or policies of the portfolio company (including through a management agreement).

(6)
Allied Capital's investment was fully or partially sold subsequent to September 30, 2009. Total realized losses on these sales were $163 million and the related reversal of net unrealized depreciation was $167 million. Allied Capital's $165 million investment in the SL Fund was sold to Ares Capital subsequent to September 30, 2009.

See accompanying notes to pro forma condensed consolidated financial statements.

Ares Capital Corporation and Subsidiaries
Notes to Pro Forma Condensed Consolidated Financial Statements
Unaudited
(In thousands, except share and per share data unless otherwise stated)

1.     BASIS OF PRO FORMA PRESENTATION

        The unaudited pro forma condensed consolidated financial information related to the merger is included as of and for the nine months ended September 30, 2009 and for the year ended December 31, 2008. On October 26, 2009, Ares Capital and Allied Capital entered into the merger agreement. For the purposes of the pro forma condensed consolidated financial statements, the purchase price is currently estimated at approximately $709 million, which is based upon a price of $11.69 per share (last closing price as of December 14, 2009) of Ares Capital common stock and an implied value per share of Allied Capital common stock of $3.80. The pro forma adjustments included herein reflect the conversion of Allied Capital common stock into Ares Capital common stock using an exchange ratio of 0.325 of a share of Ares Capital common stock for each of the approximately 179.4 million shares of Allied Capital common stock currently outstanding.

        The merger will be accounted for as an acquisition of Allied Capital by Ares Capital in accordance with the acquisition method of accounting as detailed in ASC 805-10 (previously SFAS No. 141(R)), Business Combinations. The acquisition method of accounting requires an acquirer to recognize the assets acquired, the liabilities assumed and any noncontrolling interest in the acquiree based on their fair values as of the date of acquisition. As described in more detail in ASC 805-10, goodwill, if any, will be recognized as of the acquisition date, for the excess of the consideration transferred over the fair value of identifiable net assets acquired. If the total acquisition date fair value of the identifiable net assets acquired exceeds the fair value of the consideration transferred, the excess will be recognized as a gain. In connection with the merger and subsequent combination, the estimated fair value of the net assets to be acquired is currently anticipated to exceed the purchase price, and based on Ares Capital's preliminary purchase price allocation, a gain of approximately $363 million is currently expected to be recorded by Ares Capital in the period the merger and subsequent combination are completed.

        Under the Investment Company Act rules, the regulations pursuant to Article 6 of Regulation S-X and the American Institute of Certified Public Accountants' Audit and Accounting Guide for Investment Companies, Ares Capital is precluded from consolidating any entity other than another investment company or an operating company that provides substantially all of its services and benefits to Ares Capital. Ares Capital's financial statements include its accounts and the accounts of all its consolidated subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

        In determining the value of the assets to be acquired, Ares Capital uses ASC 820-10 (previously SFAS No. 157), Fair Value Measurements, which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires Ares Capital to assume that the portfolio investment is sold in a principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, Ares Capital has considered its principal market as the market in which Ares Capital exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that Ares Capital has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        In addition to using the above inputs in investment valuations, Ares Capital continues to employ the relevant provisions of its valuation policy, which policy is consistent with ASC 820-10. Consistent with Ares Capital's valuation policy, the source of inputs, including any markets in which Ares Capital's investments are trading (or any markets in which securities with similar attributes are trading), are evaluated in determining fair value. Ares Capital's valuation policy considers the fact that because there is not a readily available market value for most of the investments in Ares Capital's portfolio, the fair value of its investments must typically be determined using unobservable inputs.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of Ares Capital's investments may fluctuate from period to period. Additionally, the fair value of Ares Capital's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that Ares Capital may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If Ares Capital were required to liquidate a portfolio investment in a forced or liquidation sale, Ares Capital may realize significantly less than the value at which Ares Capital has recorded it.

        The following table presents fair value measurements of investments for the pro forma combined company as of September 30, 2009:

		Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Investments	$3,959,764	$—	$27,904	$3,931,860

        The following tables present changes in investments that use Level 3 inputs between the actual September 30, 2009 amounts and those presented for the pro forma combined company as of September 30, 2009:

	Ares Capital	Allied Capital	Pro Forma Adjustments	Pro Forma Ares Capital Combined
Actual balance as of September 30, 2009	$1,939,820	$2,511,194	$—	$4,451,014
Estimated purchase price allocation adjustment	—	—	(258,326)	(258,326)
Actual sales of Allied Capital investments subsequent to September 30, 2009	—	(260,828)	—	(260,828)
Net transfers in and/or out of Level 3	—	—	—	—

Pro Forma Balance as of September 30, 2009	$1,939,820	$2,250,366	$(258,326)	$3,931,860

        As of September 30, 2009, the net unrealized loss on the investments that use Level 3 inputs for the pro forma combined company was $1.6 billion.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than would be realized based on the valuations currently assigned.

        Certain other transactions that affect the purchase price that occurred subsequent to September 30, 2009 have been adjusted for in the unaudited pro forma condensed consolidated balance sheet. These primarily include sales of investments and receivables of $279.5 million for Allied Capital as well as the related paydown of $151.0 million of debt of Allied Capital.

        The unaudited pro forma condensed consolidated financial information includes preliminary estimated purchase price allocation adjustments to record the assets and liabilities of Allied Capital at their respective estimated fair values and represents Ares Capital's management's estimates based on available information. The pro forma adjustments included herein may be revised as additional information becomes available and as additional analyses are performed. The final allocation of the purchase price will be determined after the merger and subsequent combination are completed and after completion of a final analysis to determine the estimated fair values of Allied Capital's assets and liabilities. Accordingly, the final purchase accounting adjustments and integration charges may be materially different from the pro forma adjustments presented in this document. Increases or decreases in the estimated fair values of the net assets, commitments, and other items of Allied Capital as compared to the information shown in this document may change the amount of the purchase price allocated to goodwill or recognized as income in accordance with ASC 805-10.

        Ares Capital has elected to be treated as a RIC under subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, Ares Capital is required to timely distribute to its stockholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. The unaudited pro forma condensed consolidated financial information reflects that Ares Capital has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve Ares Capital from U.S. federal income taxes.

        The unaudited pro forma condensed consolidated financial information presented in this document is for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position that would have resulted had the merger and subsequent combination been completed at the beginning of the applicable period presented, nor the impact of expense efficiencies, asset dispositions, share repurchases and other factors. The unaudited pro forma condensed consolidated financial information is not indicative of the results of operations in future periods or the future financial position of the combined company.

2.     PRELIMINARY PURCHASE ACCOUNTING ALLOCATIONS

        The unaudited pro forma condensed consolidated financial information for the merger and subsequent combination includes the unaudited pro forma condensed consolidated balance sheet as of September 30, 2009 assuming the merger and subsequent combination were completed on September 30, 2009. The unaudited pro forma condensed consolidated income statements for the nine months ended September 30, 2009 and for the year ended December 31, 2008 were prepared assuming the merger and subsequent combination were completed on January 1, 2008.

        The unaudited pro forma condensed consolidated financial information reflects the issuance of approximately 58.3 million shares of Ares Capital common stock in connection with the merger.

        The merger and subsequent combination will be accounted for using the purchase method of accounting; accordingly, Ares Capital's cost to acquire Allied Capital will be allocated to the assets and liabilities of Allied Capital at their respective fair values estimated by Ares Capital as of the acquisition date. The amount of the total acquisition date fair value of the identifiable net assets acquired that exceeds the total purchase price, if any, will be recognized as a gain. Accordingly, the pro forma purchase price has been allocated to the assets acquired and the liabilities assumed based on Ares Capital's currently estimated fair values as summarized in the following table:

Common stock issued	$681,440
Payment of "in-the-money" Allied Capital stock options	28,046 (1)

Total purchase price	$709,486

Assets acquired:
Investments	$1,992,040
Cash and cash equivalents	28,046
Other assets	123,240

Total assets acquired	2,143,326
Debt and other liabilities assumed	(1,070,425)

Net assets acquired	1,072,901

Gain on acquisition of Allied Capital	(363,415)

$709,486

(1)
Holders of any "in-the-money" Allied Capital stock options have the right to either receive cash or stock. For the purposes of the pro forma condensed consolidated financial statements, it is assumed that the options will be paid in cash.

3.     PRELIMINARY PRO FORMA ADJUSTMENTS

        The preliminary pro forma purchase accounting allocation included in the unaudited pro forma condensed consolidated financial information is as follows:

A.
To reflect Allied Capital's September 30, 2009 balance sheet, updated for estimated changes subsequent to September 30, 2009:

	Allied Capital Actual September 30, 2009	Pro Forma Adjustments(1)	Adjusted Allied Capital September 30, 2009
Investments	$2,511,194	$(260,828)	$2,250,366
Cash and cash equivalents	153,416	129,995	283,411
Other assets	175,606	(21,977)	153,629

Total assets	$2,840,216	$(152,810)	$2,687,406

Debt	$1,593,867	$(143,690)	1,450,177
Other liabilities	45,084	—	45,084

Total liabilities	1,638,951	(143,690)	1,495,261

Net assets	1,201,265	(9,120)	1,192,145

Total liabilities and net assets	$2,840,216	$(152,810)	$2,687,406

(1)
Primarily the result of sales of certain investments and receivables for Allied Capital subsequent to September 30, 2009 and the use of a portion of the proceeds by Allied Capital to repay outstanding borrowings. Included within the $260.8 million of sales of investments is the sale of the investment in the SL Fund, on October 30, 2009, from Allied Capital to Ares Capital for approximately $165 million.

B.
To reflect the acquisition of Allied Capital by the issuance of approximately 58.3 million shares of Ares Capital common stock. Below reflects the allocation of the purchase price on the basis of Ares Capital's current estimate of the fair value of assets to be acquired and liabilities to be assumed:

  Components of purchase price:

	Adjusted Allied Capital September 30, 2009	Pro Forma Adjustments		Pro Forma
Common stock issued	$681,440	$—		$681,440
Payment of "in-the-money" Allied Capital stock options	28,046 (4)	—		28,046

Total purchase price	$709,486	$—		$709,486

Assets acquired:
Investments	$2,250,366	$(258,326	)(1)	$1,992,040
Cash and cash equivalents	283,411	(255,365	)(2)(3)	28,046
Other assets	153,629	(30,389	)(1)	123,240

Total assets acquired	2,687,406	(544,080)		2,143,326
Debt and other liabilities assumed	(1,495,261)	424,836	(1)(2)(3)	(1,070,425)

Net assets acquired	1,192,145	(119,244	)(1)(2)	1,072,901

Gain on acquisition of Allied Capital	(482,659)	119,244		(363,415)

Total	$709,486	$—		$709,486

(1)
Primarily to reflect the allocation of purchase price to Allied Capital's assets and liabilities based on Ares Capital's current estimates of fair value. There is no single approach for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process. See "Management's Discussion and Analysis of Financial Condition and Results of Allied Capital—Results of Operations." There were also adjustments made of $231.3 million and $30.4 million to Allied Capital's debt and other assets, respectively, to mark them to fair value. Allied Capital's debt is currently carried at amortized cost. The adjustment to other assets was primarily an adjustment to Allied Capital's capitalized debt costs, which are included in other assets and are also currently carried at amortized cost.

(2)
In addition to the net effect of the fair value adjustments to Allied Capital's assets and liabilities, the net assets of Allied Capital were decreased for various transaction costs expected to be incurred by Allied Capital related to the merger of approximately $49.7 million, including $32.5 million of other liabilities expected to be paid within the 12 months following the merger.

(3)
Excess available cash of $238.1 million from the Allied Capital transaction is assumed to be used to paydown certain outstanding Allied Capital debt, which net of original issue discount recorded on the debt will reduce debt by $226.1 million.

(4)
Holders of any "in-the-money" Allied Capital stock options have the right to either receive cash or stock. For the purposes of the pro forma condensed consolidated financial statements it is assumed that the options will be paid in cash.
C.
The net assets of the pro forma combined company were decreased for various transaction costs expected to be incurred by Ares Capital related to the merger of approximately $16.3 million as well as the assumed cash payment of $28.0 million of the "in-the-money" Allied Capital stock options.

D.
The purchase price of certain investments in debt securities being acquired from Allied Capital is estimated by Ares Capital to be less than the expected recovery value of such investments. In accordance with GAAP, subsequent to the effective time, Ares Capital will record the accretion to the expected recovery value in interest income over the remaining term of the investment. Interest income has not been adjusted to reflect the accretion to the expected recovery value for the periods presented. The accretion for the first 12 months after the effective time is estimated to be approximately $30 million. However, there can be no assurance that such accretion will be more or less than such estimate.

E.
The fair value of the outstanding debt assumed from Allied Capital is estimated by Ares Capital to be below the face amount of such debt. In accordance with GAAP, subsequent to the effective time, Ares Capital will record accretion to the face amount in interest expense over the remaining term of the debt. Interest expense has not been adjusted to reflect the accretion to the face value for the periods presented. The accretion for the first 12 months after the effective time is estimated to be approximately $67 million. However, there can be no assurance that such accretion will be more or less than such estimate.

F.
Base management fees were computed based on 1.5% of average total assets other than cash and cash equivalents but including assets purchased with borrowed funds per Ares Capital's investment advisory and management agreement with Ares Capital Management.

G.
Incentive management fees were recomputed based on the formula in Ares Capital's investment advisory and management agreement with Ares Capital Management.

H.
Adjustments to other expenses were made to reflect compensation costs for Allied Capital's employees that would have been covered by the base management fees paid to Ares Capital Management and therefore not incurred by Ares Capital. Additionally, all stock option costs were excluded as such costs would not exist at Ares Capital as there is no stock option plan maintained by Ares Capital. Payments of stock option costs to employees would have been similarly incurred by Ares Capital in the form of incentive management fees paid to Ares Capital Management. Lastly, any actual costs incurred related to the merger and subsequent combination, primarily various transaction costs, were also excluded.

I.
Total shares outstanding as of September 30, 2009 have been adjusted to reflect the following:

Ares Capital shares outstanding as of September 30, 2009	109,592,728
Estimated shares issued in connection with the merger reflected as outstanding for the periods presented	58,292,577

Ares Capital adjusted shares outstanding as of September 30, 2009	167,885,305

  Weighted average shares for the nine months ended September 30, 2009 and the year ended December 31, 2008 have been adjusted to reflect the following:

	For the Nine Months Ended September 30, 2009	For the Year Ended December 31, 2008
Ares Capital weighted average shares outstanding	99,066,652	89,666,243
Estimated shares issued in connection with the merger reflected as outstanding for the periods presented	58,292,577	58,292,577

Ares Capital adjusted weighted average shares outstanding	157,359,229	147,958,820

CAPITALIZATION

        The following table sets forth (1) Ares Capital's actual capitalization at September 30, 2009 and (2) Ares Capital's capitalization as adjusted to reflect the effects of the merger. You should read this table together with Ares Capital's balance sheet and the pro forma financial information included elsewhere in this document.

		As of September 30, 2009 (unaudited, dollar amounts in thousands except per share data)
	Actual	As Adjusted for the Merger
Cash and cash equivalents(1)	$61,469	$45,203
Debt
Total Debt	$767,871	$1,760,712
Stockholders' Equity
Common stock, par value $.001 per share, 200,000,000 common shares authorized, 109,592,728 common shares issued and outstanding, actual; 300,000,000 common shares authorized, 167,885,305 common shares issued and outstanding, as adjusted(1)	$110	$168
Capital in excess of par value	1,505,031	2,533,562
Accumulated undistributed net investment loss	(2,436)	(2,436)
Accumulated net realized loss on investments, foreign currency transactions and extinguishment of debt	(2,397)	(2,397)
Net unrealized loss on investments and foreign currency transactions	(277,717)	(277,717)

Total stockholders' equity	1,222,591	2,251,180

Total capitalization	$1,990,462	$4,011,892

(1)
Does not include the effects of Ares Capital's dividend paid and the distribution of shares in connection with its dividend reinvestment plan on December 31, 2009.

THE MERGER

        The discussion in this document, which includes the material terms of the merger and the principal terms of the merger agreement, is subject to, and is qualified in its entirety by reference to, the merger agreement, a copy of which is attached as Annex A to this document and is incorporated by reference in this document.

 General Description of the Merger

        Pursuant to the merger agreement, at the effective time, Merger Sub will merge with and into Allied Capital, with Allied Capital as the surviving entity in such merger, and Merger Sub will cease to exist as a separate corporation following such merger. Immediately thereafter, in the combination, Allied Capital will merge with and into Ares Capital, with Ares Capital as the surviving entity in such merger, and Allied Capital will cease to exist as a separate corporation following such merger.

        In the merger, each outstanding share of Allied Capital common stock outstanding immediately prior to the effective time will be converted into the right to receive 0.325 shares of common stock of Ares Capital, subject to the payment of cash instead of fractional shares of Ares Capital common stock.

        Except in certain limited circumstances described below under "Description of the Merger Agreement," the exchange ratio will not be adjusted, including for any dividends declared by Ares Capital.

        If the subsequent combination is consummated, all the assets and liabilities of Allied Capital and Merger Sub immediately before the merger will become, directly or indirectly, the assets and liabilities of Ares Capital, as the surviving entity, immediately after the subsequent combination, and Allied Capital's subsidiaries will become subsidiaries of Ares Capital after the subsequent combination.

        Following completion of the merger, based on the number of shares of Ares Capital common stock issued and outstanding on the date hereof and assuming that holders of all "in-the-money" Allied Capital stock options elect to be cashed out, Ares Capital stockholders will own approximately 65% of the combined company's outstanding common stock and Allied Capital stockholders will own approximately 35% of the combined company's outstanding common stock.

Background of the Merger

        Allied Capital's management and Allied Capital's board of directors regularly review and consider potential strategic options for Allied Capital in light of its performance, its business needs and the challenges and opportunities presented by the economic and industry environment. As part of this process, members of Allied Capital's management have met informally from time to time with management of other financial institutions and business development companies, or BDCs, regarding industry trends and strategic considerations.

        During 2008, the United States and global economies experienced a severe economic recession. A series of unexpected and unprecedented events occurred in rapid succession in the financial services industry that caused uncertainty and stress in the financial markets. These events included the acquisition of Bear Stearns by JPMorgan Chase & Co., the conservatorship of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers Holdings, the acquisition of Merrill Lynch by Bank of America and growing concerns about the viability of American International Group, or "AIG," which later culminated in a transaction in which the Federal Reserve acquired most of AIG's equity. Major financial indices declined precipitously, worldwide credit availability became scarce and financial institutions generally became capital and liquidity constrained and struggled to restructure their businesses.

        During this period, Allied Capital experienced a lack of access to the equity capital markets. Beginning in June 2008, Allied Capital's common stock began trading at a price below the net asset value per share of its common stock. Because the Investment Company Act prohibits a BDC from selling shares of its common stock at a price below its net asset value per share without the approval of its stockholders, Allied Capital was unable to conduct an offering of its common stock off its effective shelf registration statement. Although Allied Capital sought stockholder approval to issue shares of its common stock below net asset value per share at its 2008 annual meeting of stockholders, Allied Capital was unable to obtain stockholder approval, despite multiple adjournments to try to obtain the required vote. As a result, Allied Capital has not been able to access the equity capital markets since June 2008.

        In the summer of 2008, Allied Capital began to explore a variety of strategic alternatives, including continuing its existing business on a stand-alone basis with its existing structure, converting to an operating company, agreeing to a large investment by a strategic investor or entering into a business combination with a financial services firm. These strategic alternatives were presented to Allied Capital's board of directors and Allied Capital's board of directors determined not to pursue any of them due to certain structural and financing issues.

        During the second half of 2008, many BDCs began experiencing significant fluctuations in the fair value of their portfolio company investments and a related decline in their net asset values, causing several BDCs to encounter challenges maintaining their asset coverage thresholds under the covenants set forth in their borrowing arrangements as well as the asset coverage threshold required by the Investment Company Act. As a result, many in the BDC industry were forced to reduce or eliminate dividend payments, which led to a significant decline in the market price of a majority of BDCs.

        Beginning in the second half of 2008, Allied Capital experienced a significant reduction in its net worth primarily resulting from net unrealized depreciation on its portfolio, which reflected then existing market conditions and performance of certain portfolio companies. At the time, like many other financial firms, Allied Capital's business focus changed from growing its portfolio to harvesting capital from its portfolio to repay its indebtedness and de-lever its balance sheet. As a result, its investing activities were sharply reduced. In addition to the effect on investment origination activity during this period, Allied Capital also consolidated its investment execution activities to its Washington, DC headquarters and its office in New York City in an effort to improve operating efficiencies, reducing its headcount by approximately 50 employees.

        At a board meeting held on October 23, 2008, Allied Capital's management informed Allied Capital's board of directors that management had been approached by another financial services firm, or "Company X," regarding a potential business combination. Allied Capital's board of directors discussed the merits of such a business combination and authorized management to continue to pursue the opportunity. Allied Capital's board of directors hired Sullivan & Cromwell LLP to advise the board of directors on its duties and responsibilities in connection with the potential business combination. Allied Capital's board of directors received financial advice from BofA Merrill Lynch and assistance with due diligence from its various advisors in connection with the potential business combination. Allied Capital and Company X each conducted diligence on each other and began negotiating the terms of a merger agreement. On October 24, 2008 and November 4, 2008, Allied Capital's board of directors met to discuss the potential business combination. On November 8, 2008, Allied Capital and Company X determined not to proceed with the transaction.

        Following the discontinuation of merger discussions with Company X, Allied Capital experienced increases in its net unrealized depreciation related to the fair value of its portfolio investments, which led to a sharp decline in its net asset value. This in turn caused Allied Capital to be at risk of not complying with certain financial covenants included in its private notes and its bank facility. As a result of an anticipated reduction in its net worth, on December 30, 2008, Allied Capital entered into amendments relating to its private notes and its bank facility.

        Subsequent to these amendments, Allied Capital determined that its asset coverage ratio as of December 31, 2008 would be less than the 200% required under its bank facility and its private notes. This, in turn, triggered events of default under these instruments and, in early 2009, Allied Capital re-opened discussions with its bank facility lenders and private noteholders to seek relief under certain terms of both its bank facility and its private notes. Allied Capital also engaged a financial advisor in connection with the restructuring of Allied Capital's debt.

        The existence of events of default under its bank facility and its private notes restricted Allied Capital from borrowing or obtaining letters of credit under its bank facility and from making dividends or other distributions to its stockholders. In addition, pursuant to the Investment Company Act, Allied Capital was not permitted to issue indebtedness unless immediately after such issuance it had asset coverage of all outstanding indebtedness of at least 200%. Allied Capital's asset coverage ratio has been below 200% since December 31, 2008.

        As a result of the events of default under both its bank facility and its private notes, Allied Capital disclosed in its annual report on Form 10-K for the year ended December 31, 2008 (which was filed with the SEC on March 2, 2009) that there was substantial doubt with respect to its ability to continue as a going concern. Specifically, as noted by Allied Capital's independent registered public accounting firm, these events of default provided the respective lenders and noteholders the right to declare immediately due and payable unpaid amounts approximating $1.1 billion at December 31, 2008. Because Allied Capital did not have available cash resources to satisfy all of the obligations under its bank facility and its private notes if the lenders and the noteholders accelerated these obligations, Allied Capital's independent registered public accounting firm believed these factors raised substantial doubt about Allied Capital's ability to continue as a going concern.

        Allied Capital continued to pursue a comprehensive restructuring of its private notes and bank facility and focused on reducing costs and streamlining its organization; building liquidity through selected asset sales; retaining capital by limiting new investment activity and suspending dividend payments; and working with portfolio companies to help them position for growth when the economy recovered.

        During this period, Allied Capital again began to explore strategic alternatives, including continuing its existing business on a stand-alone basis with its existing structure, converting to an operating company, agreeing to a large investment by a strategic investor or entering into a business combination with a financial services firm.

        In early 2009, Ares Capital was evaluating several candidates for a potential business combination. In March 2009, Ares Capital made an unsolicited oral inquiry to Allied Capital seeking to assess whether Allied Capital would be interested in engaging in a variety of potential transactions (including a business combination) with Ares Capital.

        On April 1, 2009, Ares Capital followed up on its initial inquiry by requesting an in-person meeting with representatives of management of Allied Capital.

        At a meeting of Ares Capital's board of directors on April 3, 2009, representatives of Ares Capital's management updated Ares Capital's board of directors about two candidates for a potential business combination, one of which was Allied Capital.

        On April 13, 2009, representatives of Ares Capital's management and a member of its board of directors had an introductory meeting in person with representatives of Allied Capital's management some of whom are also members of its board of directors.

        On May 4, 2009, Ares Capital's board of directors held its annual meeting where, among other things, representatives of management provided it with an update of certain potential strategic transactions, including a potential transaction with Allied Capital.

        In June 2009, Ares Capital engaged J.P. Morgan as a financial advisor in connection with the potential transaction.

        On July 1, 2009, Ares Capital and Allied Capital entered into a confidentiality agreement and representatives of Ares Capital's management and a member of its board of directors met in person and telephonically with representatives of Allied Capital's management, some of whom are also members of its board of directors. In early July, Allied Capital and Ares Capital began conducting formal due diligence on each other.

        On July 24, 2009, at a meeting of Allied Capital's board of directors, BofA Merrill Lynch made a presentation to Allied Capital's board of directors regarding an analysis of the strategic alternatives available to Allied Capital, including a business combination with Ares Capital. Allied Capital's board of directors discussed the risks and the potential benefits of such a business combination, including comparing those risks and potential benefits against Allied Capital's prospects as a stand-alone business.

        During the meeting, representatives of management discussed the impact of the current market conditions on Allied Capital and its inability to access the capital markets and obtain additional liquidity. Allied Capital's board of directors discussed in detail other ways in which the current market conditions had an impact on Allied Capital's business, including management's projections, origination activity, cost of borrowings, level of expenses, ability to pay dividends and potential for future growth. After discussing at length with representatives of management Allied Capital's business and the potential business combination with Ares Capital, Allied Capital's board of directors determined that it was in the best interests of Allied Capital and its stockholders to explore the possibility of a potential business combination with Ares Capital. In making such determination, Allied Capital's board of directors also authorized management to continue to explore other strategic alternatives discussed with Allied Capital's board of directors.

        After receiving the authorization of Allied Capital's board of directors to explore the possibility of a potential business combination with Ares Capital, Allied Capital created and populated an electronic data room to facilitate due diligence activities and obtained access to Ares Capital's electronic data room, which was populated by Ares Capital after receiving a similar authorization from Ares Capital's board of directors.

        On July 25, 2009, Allied Capital and Ares Capital began conducting additional due diligence with respect to each other after electronic data rooms had been created and populated. Ares Capital's investment adviser's investment committee continued its review of Allied Capital's material investments. At this time, BofA Merrill Lynch began providing financial analyses to representatives of Allied Capital's management and board of directors in connection with the potential business combination with Ares Capital.

        Throughout July and August 2009, representatives of Allied Capital's management also continued to provide regular updates to its board regarding the finalization and documentation of a comprehensive debt restructuring following the agreement in principle reached with its lenders and private noteholders in July 2009.

        On July 27, 2009, Allied Capital's board of directors met to discuss the potential business combination with Ares Capital and the exclusivity period requested by Ares Capital. During this meeting, Allied Capital's board of directors formally engaged Sullivan & Cromwell to act as its legal counsel in connection with the potential business combination. Sullivan & Cromwell discussed the duration of the exclusivity period proposed by Ares Capital and Allied Capital's management's desire for a shorter exclusivity period. Allied Capital's board of directors discussed the duration of the exclusivity period and Sullivan & Cromwell explained to Allied Capital's board of directors its duties and obligations under Maryland law. Allied Capital also engaged Sutherland Asbill & Brennan LLP in connection with a possible transaction. Sutherland has represented Ares Capital on unrelated matters from time to time.

        At this meeting, Allied Capital's board of directors approved an exclusivity period expiring on August 10, 2009, instead of the August 17, 2009 date proposed by Ares Capital. At this meeting, Allied Capital's board of directors also discussed obtaining a fairness opinion from an independent financial advisor other than BofA Merrill Lynch due to BofA Merrill Lynch's role as a lender to both Allied Capital and Ares Capital. Representatives of Allied Capital's management also provided Allied Capital's board of directors with an update on its ongoing due diligence of Ares Capital and its discussions with Ares Capital and its legal advisors regarding the structure of the transaction.

        On July 28, 2009, Ares Capital's board of directors met with representatives of management, Ares Capital Management, Proskauer Rose LLP, Venable LLP, Willkie Farr & Gallagher LLP and J.P. Morgan to discuss the potential business combination with Allied Capital. Ares Capital's board reviewed presentations prepared by management and by J.P. Morgan, and was advised by Venable of directors' duties under Maryland law in their consideration of the proposed transactions and other matters of Maryland law. During this meeting, Ares Capital's board formally determined that it was advisable to further explore a transaction with Allied Capital and formally engaged Proskauer as corporate counsel, Venable as Maryland counsel and Willkie as special regulatory counsel to Ares Capital in connection with the proposed transaction. Ares Capital's board also approved and ratified the engagement of J.P. Morgan as financial advisor to Ares Capital for the transaction and approved the execution of an exclusivity agreement whereby Allied Capital would agree to an exclusivity period through August 10, 2009.

        On July 31, 2009, Allied Capital's board of directors met again to discuss the status of the potential business combination with Ares Capital. Representatives of Allied Capital's management provided Allied Capital's board of directors with an update on its ongoing due diligence of Ares Capital and its discussions with Ares Capital and its legal advisors regarding the structure of the transaction. Representatives of Allied Capital's management also informed Allied Capital's board of directors that Allied Capital entered into an exclusivity agreement with Ares Capital on July 30, 2009 with an exclusivity period continuing until August 10, 2009. At this time Allied Capital's board of directors delegated authority for Allied Capital to formally engage financial advisors and negotiate the fees to be paid to the financial advisors to a special committee of Allied Capital's board of directors, or the "Allied Capital Investment Bank Committee."

        Thereafter, the Allied Capital Investment Bank Committee approved the selection of both BofA Merrill Lynch and Sandler O'Neill to act as its financial advisors in connection with the potential business combination with Ares Capital.

        On July 31, 2009 and August 1, 2009, representatives of Allied Capital's management met in person with the management team of Ares Capital and representatives of Ares Capital Management to conduct additional due diligence and to discuss operational and administrative considerations associated with a combined entity.

        On August 2, 2009 Ares Capital and Proskauer presented the first draft of a merger agreement to Allied Capital and its legal counsel and Allied Capital and its legal counsel responded with comments on the terms that day.

        On August 3, 2009, Ares Capital's board of directors held its regular quarterly meeting where, among other things, representatives of management provided it with an update of the potential transaction with Allied Capital.

        On August 4, 2009, Allied Capital and its legal counsel sent a revised draft of the merger agreement to Ares Capital and its legal counsel. Allied Capital and Ares Capital and their respective legal counsel began negotiating the terms of the merger agreement on August 5, 2009.

        On August 5, 2009, representatives of Ares Capital's management and a member of its board of directors met with representatives of Allied Capital's management who are also members of its board of directors to discuss open issues on the merger agreement.

        On August 5, 2009, Allied Capital's board of directors met again to discuss the status of the potential business combination with Ares Capital and certain related legal, financial, business and regulatory matters. At this meeting, representatives of Allied Capital's management and Allied Capital's board of directors' legal and financial advisors updated Allied Capital's board of directors on the status of discussions with Ares Capital regarding the structure of the transaction, the terms of the merger agreement and certain ongoing diligence matters. Sullivan & Cromwell again discussed the legal framework for Allied Capital's board of directors' consideration of the potential business combination with Ares Capital under Maryland law, including the duties and responsibilities of the directors.

        Sutherland discussed the legal considerations relevant to the potential business combination as a result of Allied Capital's status as a BDC regulated under the Investment Company Act. BofA Merrill Lynch discussed its preliminary analyses of the combined company and provided an overview of the business due diligence conducted to date on Ares Capital. Sutherland then provided Allied Capital's board of directors with an overview of the legal due diligence conducted to date on Ares Capital. Following the presentations, Allied Capital's board of directors unanimously directed management and Allied Capital's board of directors' legal and financial advisors to continue moving forward in an effort to arrive at a negotiated transaction.

        On August 6, 2009, representatives of Ares Capital's management, a member of its board of directors and its legal and financial advisors met in person with representatives of Allied Capital's management who are also members of its board of directors and Allied Capital's board of directors' legal and financial advisors.

        On August 7, 2009, representatives of Ares Capital's management and a member of its board of directors met with representatives of Allied Capital's management, some of whom are also members of Allied Capital's board of directors.

        On August 7, 2009, Ares Capital's board of directors met with representatives of management, Ares Capital Management and Ares Capital's legal and financial advisors in a special meeting where management advised the board that after conducting significant due diligence and making progress on the merger agreement, the parties had determined not to proceed with a transaction largely due to the lack of clarity at that time surrounding the specific terms of Allied Capital's pending restructuring of its private notes and Ares Capital's view of Allied Capital's stock price.

        On August 7, 2009, Allied Capital's board of directors met again to discuss the status of the potential business combination with Ares Capital. Representatives of Allied Capital's management informed the board of directors that, after conducting significant due diligence and making progress with respect to the negotiation of the merger agreement, Allied Capital and Ares Capital determined not to proceed with the transaction. However, Allied Capital's board of directors discussed the merits of having an independent member of Allied Capital's board of directors meet with representatives of Allied Capital's private noteholders along with a representative from Ares Capital to assess the impact of any potential business combination on the terms of the restructuring.

        On August 11, 2009, an independent member of Allied Capital's board of directors and two representatives from Ares Capital met with the legal and financial advisors to Allied Capital's private noteholders. Ivy Hill II, an unconsolidated debt fund managed by a wholly owned portfolio company of Ares Capital, held at the time approximately $38.5 million in aggregate principal amount of such private notes and approximately $10 million in aggregate principal amount of Allied Capital's public notes. Negotiations on a proposed transaction with Ares Capital did not recommence after this meeting and Allied Capital continued to focus on completing the restructuring of its private notes and bank facility independent of any potential business combination with Ares Capital.

        On August 28, 2009, Allied Capital completed a comprehensive restructuring of its private notes and its bank facility. In connection with such restructuring, Allied Capital granted the holders of its private notes and the lenders of its bank facility a pari-passu blanket lien on a substantial portion of its assets, including a substantial portion of the assets of Allied Capital's consolidated subsidiaries. The financial covenants applicable to its private notes and the bank facility were modified as part of such restructuring. The private notes and bank facility impose certain limitations on Allied Capital's ability to incur additional indebtedness, including precluding Allied Capital from incurring additional indebtedness unless its asset coverage of all outstanding indebtedness is at least 200%. Allied Capital incurred various closing fees and other transaction expenses of approximately $146 million to restructure its private notes and its bank facility. In addition, Allied Capital incurred advisory and other fees of approximately $26 million in connection with the restructuring. The restructuring significantly increased Allied Capital's cost of capital. As a result, Allied Capital expected that its profitability would be substantially reduced and it would not be able to pay a cash dividend for an extended period of time. The increased costs would cause Allied Capital to continue to sell assets to generate liquidity to de-lever and to further reduce operating costs.

        Representatives of Allied Capital's management and board of directors continued reviewing various scenarios to further de-lever the balance sheet, to reduce the cost of capital and to prepare for future potential growth. Beginning in September, representatives of Allied Capital's management received several calls from representatives of Ares Capital's management to revisit its interest in a potential business combination with Allied Capital. Also during this time, Allied Capital considered the sale of its asset management business and initiated efforts to further reduce administrative expenses by further reducing headcount.

        Allied Capital determined that, in connection with its efforts to de-lever its balance sheet, it would request bids for its asset management platform, whether in a series of separate transactions or in one single transaction, including Allied Capital's interest in the SL Fund, including its outstanding rights and obligations to provide management services with respect to the SL Fund, the Allied Capital Senior Debt Fund, or the "Senior Debt Fund," Knightsbridge CLO 2007-1 Limited and Knightsbridge CLO 2008-1 Limited, or the "Knightsbridge Funds," and Emporia Preferred Funding I, Ltd., Emporia Preferred Funding II, Ltd. and Emporia Preferred Funding III, Ltd., or the "Emporia Funds." Allied Capital requested bids from a variety of market participants, including Ares Capital. Ares Capital submitted a bid and, on September 11, 2009, Allied Capital and Ares Capital entered into a non-binding letter of intent for Ares Capital to purchase Allied Capital's interests in the SL Fund, the Senior Debt Fund, the Knightsbridge Funds and the Emporia Funds.

        On September 18, 2009, Ares Capital's board of directors met with representatives of management, Ares Capital Management, Proskauer and J.P. Morgan in a special meeting where, among other things, representatives of management advised the board of the possibility of again pursuing a transaction with Allied Capital.

        Following this meeting, J.P. Morgan contacted BofA Merrill Lynch about initiating discussions concerning the price of a potential business combination between Allied Capital and Ares Capital. At Ares Capital's request, on September 30, 2009, representatives of Allied Capital's management who are also members of Allied Capital's board of directors and representatives of Ares Capital's management and board of directors attended a dinner meeting to discuss Ares Capital's interest in pursuing a potential business combination with Allied Capital following the successful restructuring of Allied Capital's debt agreements. At the conclusion of the dinner, the representatives of Allied Capital requested that Ares Capital provide the general terms on which Ares Capital would pursue a business combination with Allied Capital to present to and discuss with Allied Capital's board of directors.

        On October 1, 2009, Ares Capital delivered a non-binding letter to Allied Capital in which Ares Capital outlined certain terms of a potential business combination between the two companies. The letter outlined certain aspects regarding a potential business combination between Allied Capital and Ares Capital, including the following:

  1.
  Consideration—Ares Capital proposed that Allied Capital's stockholders would receive 0.30 shares of Ares Capital common stock for each share of Allied Capital common stock owned by Allied Capital's stockholders. The letter indicated that this consideration would allow Allied Capital's stockholders to own approximately 33% of the combined company.

  2.
  Capital structure—Ares Capital noted that it had significant balance sheet strength and flexibility, as well as demonstrated access to both the private and public capital markets. Ares Capital indicated that it anticipated it would have sufficient liquidity to de-lever the combined company's balance sheet at closing. In addition, Ares Capital informed Allied Capital that it had received indications from its lenders that they would provide additional credit to Ares Capital in support of a potential business combination with Allied Capital.

  3.
  Fee waiver—Ares Capital indicated that Ares Capital Management had expressed a willingness, if deemed necessary, to waive (subject to regulatory requirements) a portion of its management and/or incentive fee for a period of time following the closing of the business combination in order to help ensure consistent cash flow for the combined company and to support the maintenance of Ares Capital's current dividend level.

  4.
  Management and governance—Ares Capital's existing external management structure would continue in place in connection with any possible business combination. Ares Capital also indicated it was prepared to discuss with its board of directors expanding the size of Ares Capital's board of directors by one seat and submitting the name of a current member of Allied Capital's board of directors as a proposed nominee to fill the vacancy. The letter also stated that any change in control payments which certain of Allied Capital's officers were entitled to receive pursuant to employment agreements or retention agreements between Allied Capital and these officers would be discussed.

  5.
  Timing and process—Ares Capital indicated that it was prepared to move quickly to finalize a business combination. Given the extensive business and legal due diligence undertaken earlier in the year, Ares Capital expected to be in a position to complete its due diligence and negotiate a mutually acceptable merger agreement within one week.

        Following receipt of this letter, representatives of Allied Capital's management began analyzing such terms from a financial point of view.

        On October 6, 2009, Allied Capital's board of directors met to discuss the new terms of a potential business combination with Ares Capital as set forth in Ares Capital's letter. Among other things, Allied Capital's board of directors noted that Ares Capital Management, if deemed necessary, had expressed a willingness to waive a portion of its management and/or incentive fee for a period of time following the closing of the business combination in order to help ensure consistent cash flow for the combined company and to support the maintenance of Ares Capital's current dividend level. Allied Capital's board of directors requested that management continue to analyze the terms of the proposed business combination and re-engage BofA Merrill Lynch, Sullivan & Cromwell and Sutherland.

        On October 6, 2009, Ares Capital's board of directors met with representatives of management, Ares Capital Management, and Ares Capital's legal and financial advisors to discuss a potential business combination with Allied Capital.

        On October 8, 2009, Allied Capital's board of directors met again to continue to discuss the new terms of the potential business combination with Ares Capital and the structure of the transaction. Sullivan & Cromwell discussed the legal framework for the board's consideration of the potential business combination with Ares Capital under Maryland law, including the duties and responsibilities of the directors. Allied Capital's board of directors discussed engaging an additional financial advisor to assist with the financial analyses and due diligence that was required to consider the new terms of the potential business combination with Ares Capital. The board delegated the authority to the Allied Capital Investment Bank Committee to finalize the engagement of both financial advisors and to negotiate fees to be paid to them.

        Following this meeting, Allied Capital and Ares Capital provided updated diligence materials to each other.

        On October 13, 2009, Ares Capital's board of directors met with representatives of management, Ares Capital Management and Ares Capital's legal and financial advisors to discuss a potential business combination with Allied Capital.

        On October 15, 2009, Allied Capital's board of directors met to continue to discuss the new proposal. Representatives of Allied Capital's management team and Allied Capital's board of directors' legal and financial advisors updated Allied Capital's board of directors on ongoing diligence matters. During the meeting, BofA Merrill Lynch made a presentation to Allied Capital's board of directors during which it analyzed several stand-alone scenarios prepared by representatives of Allied Capital's management and two pro forma combination scenarios prepared by Ares Capital's management.

        During the meeting, BofA Merrill Lynch explained each scenario to Allied Capital's board of directors and reviewed the assumptions and risks associated with each scenario along with key financial projections. Allied Capital's board of directors discussed the potential for a combination of Allied Capital and Ares Capital to create a leading provider of capital to middle-market companies across the United States. Allied Capital's board of directors discussed the potential benefits of a business combination with Ares Capital for its stockholders, including: (1) a more liquid stock, with a broader institutional stockholder base, at an implied premium of 4.5% to Allied Capital's recent closing of $3.13 (based on the closing stock prices of Allied Capital and Ares Capital on October 14, 2009); (2) resumption of dividend payments following the closing of the merger; (3) the ability of the pro-forma combined company to immediately de-lever its balance sheet; (4) the ability of the pro-forma combined company to provide liquidity to the existing portfolio; (5) a reduction in pressure to sell assets to retire Allied Capital's costly debt with stringent amortization requirements; (6) the ability of the pro-forma combined company to generate new asset management fund raising opportunities; and (7) the fact that Allied Capital's stockholders would be stockholders of Ares Capital following a business combination and would stand to participate in the future growth of Ares Capital.

        Allied Capital's board of directors also discussed the ability of Ares Capital to raise accretive equity capital near or above its net asset value per share, noting Ares Capital's equity offering in August 2009 that was below Ares Capital's then net asset value per share and Ares Capital's then trading price, which was nearing Ares Capital's net asset value per share, and Ares Capital's access to attractively priced debt capital, noting Ares Capital's investment grade status. At the conclusion of the meeting, Allied Capital's board of directors authorized Allied Capital's management to continue to pursue a potential business combination with Ares Capital. In doing so, Allied Capital's board of directors emphasized the importance of increasing the exchange ratio and negotiating a merger agreement with terms customary for public companies to provide Allied Capital with certainty of price and closing and customary deal protection provisions, and authorized Allied Capital's management and Allied Capital's board of directors' legal and financial advisors to continue with their diligence efforts.

        Following the October 15, 2009 meeting, representatives of Allied Capital's management and BofA Merrill Lynch continued to negotiate with representatives of Ares Capital's management and J.P. Morgan to increase the exchange ratio. On October 17, 2009, Ares Capital and Proskauer provided a revised draft of the merger agreement to Allied Capital and its legal counsel. Ares Capital continued its due diligence on Allied Capital, including by having Ares Capital Management's investment committee refresh its review of Allied Capital's material investments.

        On October 19, 2009, Allied Capital's board of directors met again to discuss the status of the potential business combination with Ares Capital and the then current draft of the merger agreement. Representatives of Allied Capital's management informed Allied Capital's board of directors that both parties were continuing due diligence and financial analyses of the potential business combination. Although progress was made with respect to certain terms in the draft of the merger agreement, representatives of Allied Capital's management stated that there were still significant unresolved issues and Allied Capital could not agree to a potential business combination with Ares Capital at that time. Sullivan & Cromwell discussed with Allied Capital's board of directors various provisions of the draft merger agreement provided by Ares Capital and Proskauer. After discussions with Sullivan & Cromwell, Allied Capital's board concluded that the current draft of the merger agreement did not contain certain provisions that Allied Capital's board of directors deemed important. Allied Capital's board of directors requested that its legal and financial advisors and Allied Capital's management continue to negotiate the terms of the merger agreement.

        On October 21, 2009, Allied Capital's board of directors held another meeting attended by the entire board as well as representatives of Sullivan & Cromwell. At this meeting, Allied Capital's board of directors reviewed and discussed, with the assistance of its legal counsel, the merger agreement. Sullivan & Cromwell informed Allied Capital's board of directors that progress had been made in negotiating various provisions in the merger agreement. Allied Capital's board of directors noted that the latest draft of the merger agreement satisfied most of the factors it deemed to be important and requested that Allied Capital's management, assisted by Allied Capital's board of directors' legal and financial advisors, continue to negotiate the terms of the merger agreement.

        On October 22, 2009, Ares Capital's board of directors met with representatives of management, Ares Capital Management and Ares Capital's legal and financial advisors to discuss the status of the potential business combination with Allied Capital.

        On October 23, 2009, Allied Capital's board of directors attended a regularly scheduled quarterly board meeting during which representatives of Allied Capital's management provided Allied Capital's board of directors with an update regarding the status of the merger agreement negotiations with Ares Capital. During this meeting, Allied Capital's board of directors discussed the exchange ratio as well as certain change-in-control payments contemplated by the employment agreements and retention agreements of certain executive officers of Allied Capital that would be fully or partially triggered if the merger was consummated.

        On October 24 and October 25, 2009, representatives of Ares Capital's management, a member of its board of directors and its legal and financial advisors met in person with representatives of Allied Capital's management some of whom are also members of its board of directors and Allied Capital's board of directors' legal and financial advisors to negotiate the remaining open terms in the merger agreement. During this time, the parties agreed to increase the exchange ratio to 0.325 shares of Ares Capital common stock for each share of Allied Capital common stock, which represents a 27.3% premium to the closing price of Allied Capital common stock on October 23, 2009.

        On October 25, 2009, Allied Capital's board of directors held a meeting attended by the entire board, as well as representatives of Allied Capital's management and representatives of Allied Capital's board of directors' legal and financial advisors, to consider the merger agreement and the structure of the merger and receive an update on ongoing diligence efforts. Representatives of legal advisors discussed the terms of the merger agreement. Following a discussion of the merger agreement, Allied Capital's board of directors requested that its financial advisors discuss their financial analyses of Ares Capital and the exchange ratio for the merger. BofA Merrill Lynch presented an overview of the business due diligence conducted on Ares Capital and the terms of the merger agreement. Representatives of legal advisors also made a presentation to Allied Capital's board of directors on the legal due diligence that they had conducted on Ares Capital, updating Allied Capital's board of directors on additional legal due diligence conducted since a previous presentation to Allied Capital's board of directors in July 2009.

        Following further discussion during which representatives of BofA Merrill Lynch reviewed its financial analyses of the exchange ratio and responded to questions from members of Allied Capital's board of directors regarding its financial analyses, BofA Merrill Lynch, at the request of Allied Capital's board of directors, rendered its oral opinion, which was confirmed by delivery of a written opinion dated October 25, 2009, to the effect that, as of that date and based on and subject to various assumptions and limitations described in its opinion, the exchange ratio provided for in the merger agreement was fair, from a financial point of view, to the holders of Allied Capital common stock.

        Thereafter, Sandler O'Neill reviewed its financial analyses of the exchange ratio and responded to questions from members of Allied Capital's board of directors regarding its financial analyses and whether such analyses differed in any material respect from the analyses provided by BofA Merrill Lynch. At the request of Allied Capital's board of directors, Sandler O'Neill rendered its oral opinion, subsequently confirmed by delivery of a written opinion, dated October 25, 2009, to the effect that, as of the date and based on and subject to various assumptions and limitations described in its written opinion, the exchange ratio provided for in the merger agreement was fair, from a financial point of view, to the holders of Allied Capital common stock.

        On the evening of October 25, 2009, Allied Capital's board of directors, after taking into consideration all of the information presented during board meetings with respect to the transaction and the current meeting, unanimously declared the merger agreement and the merger advisable and in the best interests of Allied Capital and its stockholders, approved and adopted the merger agreement and authorized Allied Capital's Chief Executive Officer to sign the merger agreement.

        On the evening of October 25, 2009, Ares Capital's board of directors held a meeting attended by the entire board, as well as representatives of management, Ares Capital Management, and Ares Capital's legal, financial and other advisors, to consider the merger agreement and the merger. Ares Capital's board considered several written and oral presentations prepared by representatives of management, its investment adviser and the other advisors with respect to, among other things, due diligence, director duties, the merger and the merger agreement. Representatives of J.P. Morgan reviewed its financial analyses of the exchange ratio and the merger. After discussion, J.P. Morgan, at the request of Ares Capital's board of directors, rendered its oral opinion, which was confirmed by delivery of a written opinion dated October 26, 2009, to the effect that, as of that date, and based upon and subject to the factors, assumptions, qualifications and limitations set forth therein, the exchange ratio in the merger was fair, from a financial point of view, to Ares Capital.

        On the evening of October 25, 2009, Ares Capital's board of directors, after taking into consideration all of the information presented during board meetings held with respect to the transaction, declared the merger agreement and the transactions contemplated thereby advisable and in the best interests of Ares Capital and its stockholders, unanimously approved and adopted the merger agreement and the transactions contemplated thereby and authorized the officers of Ares Capital to sign the merger agreement and seek stockholder approval necessary to issue shares of Ares Capital common stock in connection with the merger.

        Ares Capital's board of directors also separately approved its purchase of Allied Capital's interests in the SL Fund at the meeting on October 25, 2009.

        On October 26, 2009, representatives of Ares Capital's management, a member of its board of directors and its investment adviser and legal and financial advisors met in person with representatives of Allied Capital's management some of whom are also members of its board of directors and Allied Capital's board of directors' legal and financial advisors to finalize and execute the merger agreement.

        On October 26, 2009, Allied Capital, Ares Capital and Merger Sub executed the merger agreement and Ares Capital and Allied Capital issued a press release publicly announcing the transaction.

        In a separate transaction, on October 30, 2009, Allied Capital sold its interests in the SL Fund to Ares Capital for $165 million in cash.

        On November 5, 2009, Ares Capital and Allied Capital held a joint conference call discussing the merger.

Reasons for the Merger

  Allied Capital

        Allied Capital's board of directors believes that the merger represents the best alternative that is reasonably available to Allied Capital. Allied Capital's board of directors consulted with Allied Capital's management as well as its financial advisors and legal advisors and considered numerous factors, including the ones described below, and, as a result, determined that the merger is in Allied Capital's best interests and the best interests of Allied Capital's stockholders.

        The following discussion of the information and factors considered by Allied Capital's board of directors, including its independent directors, is not intended to be exhaustive, but includes the material factors considered by Allied Capital's board of directors in evaluating the merger.

  •
  Resumption of Dividend Payments.  The receipt of shares of Ares Capital common stock in exchange for shares of Allied Capital common stock will likely permit Allied Capital's stockholders to receive dividend payments again by taking advantage of Ares Capital's dividend, which has been consistently paid on a quarterly basis since April 2006 in an amount of at least $0.35 per share. Furthermore, Allied Capital's board of directors considered the fact that Ares Capital's investment adviser had committed to defer, subject to any required approvals, up to $15 million in base management and incentive fees for each of the first two years following the merger if certain earnings targets are not met to help ensure consistent cash flows for the combined company and support the maintenance of Ares Capital's current dividend payments.

  •
  Improved Access to Debt Capital Markets on More Favorable Terms.  It was anticipated that the combined company would be able to access debt capital with lower interest rates and longer maturities than was available to Allied Capital on a stand alone basis. Ares Capital currently has an investment grade rating of "BBB" from both Standard & Poor's and Fitch Ratings.

  •
  Improved Ability to Access the Equity Capital Markets.  Ares Capital was recently able to access the equity capital markets even at a price below its net asset value per share in August 2009 for net proceeds of $109.1 million. Ares Capital's trading price at the time of the merger agreement was approaching Ares Capital's net asset value per share. In general, Allied Capital's board of directors believes that Allied Capital's stockholders will benefit from ownership in the combined company which will possess a stronger balance sheet and improved access to capital.

  •
  Lack of Liquidity/Flexibility.  Since Allied Capital's operational flexibility is constrained under the recently restructured debt agreements for its private notes and its bank facility, Allied Capital has limited liquidity, which has required and would require it to continue to sell assets in order to de-lever its balance sheet. Such sales of income producing assets could further reduce Allied Capital's earnings and future dividend potential. The merger would reduce the pressure to sell assets to retire costly debt with stringent amortization requirements in an effort to de-lever the Allied Capital balance sheet.

  •
  Increased Portfolio Diversity.  The merger will significantly increase portfolio diversity and concentration of lower risk debt investments.

  •
  Thorough Review of Strategic Alternatives.  Allied Capital engaged in a thorough review of the strategic alternatives reasonably believed to be available to Allied Capital, including, among other alternatives, to continue as a stand-alone entity, recapitalize the company and partner with a strategic investor and assessed the difficulties associated with pursuing each strategic alternative.

  •
  Strategic and Business Considerations.  Because Allied Capital's stockholders will be stockholders of Ares Capital following the merger and subsequent combination, Allied Capital stockholders stand to participate in the future growth of Ares Capital. Ares Capital is an established company with a strong capital position and performance history. In addition, the larger equity market capitalization of the combined company should assist it with earnings stability and raising capital in the public equity and debt markets.

  •
  Terms of the Merger Agreement.  The exchange ratio of 0.325 shares of Ares Capital common stock to be received in exchange for each share of Allied Capital common stock represents a 27.3% premium to the closing price of Allied Capital common stock on October 23, 2009, based on the closing price of Allied Capital common stock and Ares Capital common stock on that date (which was the last trading day before public announcement of the merger).

  •
  Opinion of Its Financial Advisors.  The financial analyses reviewed and discussed with Allied Capital's board of directors by representatives of BofA Merrill Lynch and Sandler O'Neill, as well as the oral opinions of BofA Merrill Lynch and Sandler O'Neill rendered to Allied Capital's board of directors on October 25, 2009 (which were subsequently confirmed in writing by delivery of written opinions dated the same date) with respect to the fairness, from a financial point of view and as of the date of the opinions, of the exchange ratio to the holders of Allied Capital common stock. See "—Opinion of Allied Capital's Financial Advisors" below.

  •
  Tax Free Treatment of Merger.  The merger and subsequent combination are expected to be treated as a "reorganization" under Section 368(a) of the Code. Holders of Allied Capital common stock are not expected to recognize any gain or loss for U.S. federal income tax purposes on the exchange of shares of Allied Capital common stock for shares of Ares Capital common stock in the merger, except with respect to cash received instead of fractional shares of Ares Capital common stock. See "Certain Material U.S. Federal Income Tax Consequences of the Merger."

        Allied Capital's board of directors also considered:

  •
  its understanding of Allied Capital's and Ares Capital's respective businesses, portfolio companies, operations, financial condition, earnings, risk and prospects, taking into account the results of Allied Capital's business and legal due diligence review of Ares Capital's operations, its portfolio companies and other corporate and financial matters conducted over an extended period of time by Allied Capital's management and Allied Capital's board of directors' legal and financial advisors;

  •
  the current and historical market prices and trading information with respect to the common stock of Allied Capital and Ares Capital;

  •
  the values and prospects of the portfolio company investments held by Allied Capital and Ares Capital;

  •
  the financial terms of the merger, including the exchange ratio;

  •
  the fact that Allied Capital's stockholders are not being cashed out and will continue as stockholders in the combined operations of Allied Capital and Ares Capital;

  •
  its understanding of the current and prospective environments in which Allied Capital and Ares Capital operate, including industry, economic and market conditions, the competitive environment and the likely impact of these factors on Allied Capital and Ares Capital in light of, and in the absence of, the merger; and

  •
  the financial strength of Ares Capital.

        Allied Capital's board of directors considered the following potential risks relating to the merger:

  •
  Market Price.  There is uncertainty regarding how the merger will affect the market price of Ares Capital common stock before the completion of the merger, which, in turn, may affect the value of the merger consideration to be paid to Allied Capital's stockholders. The market value of the per share merger consideration could decrease prior to the effective time if the market price of Ares Capital common stock decreases.

  •
  Net Asset Value.  The net asset value per share of Allied Capital common stock, as of September 30, 2009, was $6.70, an amount higher than the implied market value of the merger consideration.

  •
  Ability of Ares Capital to Obtain Consents or Additional Credit from Lenders.  Ares Capital will need to negotiate with its lenders as well as certain of Allied Capital's lenders to obtain their consent to the merger and Ares Capital will need to obtain rating agency confirmation with respect to its CLO Notes. There can be no assurance that Ares Capital will be successful in its negotiations with these lenders and/or that it will be able to obtain such rating agency confirmation.

  •
  Maintenance of Ares Capital's Current Dividend Payments.  Since its inception, Ares Capital has paid dividends or distributions on a quarterly basis to its stockholders out of assets legally available therefor. The ability of Ares Capital to maintain its dividend payments at current levels depends on Ares Capital's achievement of investment results that will allow Ares Capital to make a specified level of cash dividends or year-to-year increases in cash dividends. There is no assurance that Ares Capital will be able to maintain its dividend or distribution payments at the current level.

  •
  Restrictions on Ability to Solicit Alternative Offers.  The non-solicitation provisions contained in the merger agreement prohibit Allied Capital from soliciting alternative offers from third parties and permit Allied Capital to consider alternative proposals from third parties only in certain limited circumstances. While these limitations ensure that only someone who is committed to making a superior proposal will attempt to re-open the evaluation process, these limitations may discourage third parties from making superior offers to acquire Allied Capital because of the increased price that such third party would have to pay and because Allied Capital would be required to pay Ares Capital a termination fee of $30 million upon terminating the merger agreement in connection with a superior proposal.

  •
  Combined Company May Not Succeed.  Certain of Allied Capital's stockholders may view the combined company as a different and less desirable investment vehicle for their capital and sales of shares by such stockholders could depress the share price of Ares Capital common stock following closing of the merger. In addition, there can be no assurance that the combined company will succeed.

  •
  Special Termination Event Related to Ciena Capital LLC.  The merger agreement provides that if, prior to the closing of the merger, Ares Capital's board of directors determines in its reasonable good faith judgment that there is a reasonable likelihood that the liabilities for any monetary net losses related to Ciena exceed 66 2/3% of the fair value of Ciena as of September 30, 2009 (as such fair value is determined by Allied Capital's board of directors), then, subject to certain procedural requirements, Ares Capital or Allied Capital will be permitted to terminate the merger agreement without an obligation to pay a termination fee.

        This discussion of the information and factors that Allied Capital's board of directors considered in making its decision is not intended to be exhaustive but includes the material factors considered by Allied Capital's board of directors. In view of the wide variety of factors considered in connection with its evaluation of the merger and the complexity of those matters, Allied Capital's board of directors did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of Allied Capital's board of directors may have given different weights to different factors.

        Allied Capital's board of directors relied on the experience of BofA Merrill Lynch and Sandler O'Neill, as its financial advisors, for analyses of the financial terms of the merger and for their respective opinions as to the fairness, from a financial point of view, of the exchange ratio to the holders of Allied Capital common stock. In addition, Allied Capital's board of directors relied on its legal advisors for legal analysis in connection with the merger transaction.

        Following the merger and subsequent combination, Allied Capital will cease to exist as a separate entity and will deregister all reserved shares under its stock option plan as well as unsold common stock under its shelf registration statement. Its shares of common stock will no longer trade on the NYSE or NASDAQ and it will withdraw its election to be treated as a BDC under Section 54(c) of the Investment Company Act.

        Allied Capital's board of directors believes that the merger is advisable and in the best interests of Allied Capital and its stockholders and, therefore, unanimously approved the merger and the merger agreement.

  Ares Capital

        Ares Capital's board of directors consulted with representatives of management, its investment adviser, Ares Capital Management, as well as Ares Capital's financial, legal and other advisors and considered numerous factors, including the ones described below, and, as a result, determined that the merger is in Ares Capital's best interests and the best interests of Ares Capital's stockholders.

        The following discussion of the information and factors considered by Ares Capital's board of directors, including its independent directors, is not intended to be exhaustive, but includes the material factors considered by Ares Capital's board of directors in evaluating the merger.

  •
  Increased Scale and Presence in Middle Market.  Ares Capital's board of directors considered the unique opportunity to acquire a franchise of Allied Capital's size and scope and the fact that the combined company will have a broad and diverse platform from which to provide capital to middle-market companies, including the ability to originate larger transactions with larger final hold positions.

  •
  Continued Access to Capital.  The combined company is expected to have access to capital even in a credit challenged environment to reinvest in its portfolio and to pursue new attractive investment opportunities in what Ares Capital's management believes is a compelling investment environment following the credit dislocation.

  •
  More Diversified Asset Base.  The limited overlap of assets and investments of Allied Capital and Ares Capital will further limit single issuer and industry credit exposure of the combined company following the merger.

  •
  Strengthened Asset Management Platform.  The merger will create a large scale middle-market asset management platform that is expected to bring meaningful information and deal flow benefits.

  •
  Accretive to NAV and Core EPS.  The merger is expected to be accretive to Ares Capital's net asset value and core earnings per share in the first year following its closing.

  •
  Cost Savings/Synergies.  The merger is expected to result in cost savings and synergies for the combined company.

  •
  Change of Control Payments.  As an inducement for Ares Capital and Merger Sub to enter into the merger agreement, certain Allied Capital key executives agreed to waive, contingent on the closing of the merger, a portion of the change-of-control payments that otherwise might be due to them under their respective employment or retention agreements. For more information regarding the payments and benefits to be paid to them in connection with the merger, see "—Interests of Certain Persons Related to Allied Capital in the Merger" below.

  •
  Ability to Unlock Potential Value in Allied Capital's Portfolio.  Since Allied Capital's operational flexibility is constrained under its recently restructured debt agreements for its private notes and bank facility, Allied Capital has limited liquidity, which has required it to sell assets in order to de-lever its balance sheet and satisfy stringent debt amortization requirements. Ares Capital's management believes that it will have the time, capital and expertise to re-position Allied Capital's existing portfolio into higher yielding, cash generating securities with less volatility because the combined company will face less pressure to sell assets in the portfolio at an inopportune time. To the extent asset sales are deemed necessary or advisable by the combined company, the combined company would have the flexibility to sell Ares Capital's assets as well.

  •
  Opinion of Its Financial Advisor.  The financial analyses reviewed and discussed with Ares Capital's board of directors by representatives of J.P. Morgan, as well as the oral opinion of J.P. Morgan rendered to Ares Capital's board of directors on October 25, 2009, which opinion was confirmed by delivery of a written opinion dated October 26, 2009, to the effect that, as of that date, and based upon and subject to the factors, assumptions, qualifications and limitations set forth therein, the exchange ratio in the merger was fair, from a financial point of view, to Ares Capital. See "—Opinion of Ares Capital's Financial Advisor" below.

        Ares Capital's board of directors also considered the following additional material factors relating to the merger:

  •
  its understanding of Ares Capital's and Allied Capital's respective businesses, portfolio companies, operations, financial condition, earnings, risks and prospects, taking into account the results of Ares Capital's business and legal due diligence review of Allied Capital's operations, its portfolio companies and other corporate and financial matters conducted by Ares Capital's management and its legal advisors and financial advisor;

  •
  the values and prospects of the portfolio company investments held by Allied Capital and Ares Capital;

  •
  the fact that valuations of private investments and private companies are inherently uncertain, may fluctuate over short periods of time and may be based on estimates and, as a result, Ares Capital's estimates of the fair value of Allied Capital's portfolio companies may differ materially from the values that Ares Capital may ultimately realize and the fair value of Allied Capital's investment portfolio may be significantly less than the fair value assigned to it by Ares Capital;

  •
  its understanding of the current and prospective environments in which Ares Capital and Allied Capital operate, including industry, economic and market conditions, the competitive environment and the likely impact of these factors on Ares Capital and Allied Capital in light of, and in the absence of, the merger;

  •
  the review by Ares Capital's board of directors with its advisors of the structure of the merger and the financial and other terms of the merger and the expectation that the merger and the subsequent combination will be treated as a "reorganization" under Section 368(a) of the Code and will generally be tax free;

  •
  the need for Ares Capital to negotiate with its lenders as well as certain of Allied Capital's lenders to obtain their consent and the need to obtain rating agency confirmation with respect to the CLO Notes;

  •
  the fact that the implied market value of the per share merger consideration could increase prior to the effective time if the market price of Ares Capital common stock increases;

  •
  the historical and current market prices of Ares Capital common stock and Allied Capital common stock;

  •
  the potential opportunities for cost savings and synergies as a result of the merger and subsequent combination, together with the risks associated with achieving such cost savings and synergies;

  •
  the likelihood of a successful integration of Allied Capital's business and operations with those of Ares Capital and of successful operation of the combined company despite the challenges of such integration;

  •
  the large size of the transaction relative to Ares Capital's market capitalization and the fact that the exchange ratio represented a premium of approximately 27.3% based on the closing prices of Ares Capital common stock and Allied Capital common stock on October 23, 2009 (which was the last trading day before public announcement of the merger) and that Allied Capital stockholders would own approximately 35% of the combined company following completion of the merger; and

  •
  the need to obtain Ares Capital stockholder and Allied Capital stockholder approvals in order to complete the merger.

        Ares Capital's board of directors was also aware that pursuant to its existing investment advisory and management agreement with Ares Capital Management, Ares Capital Management has financial interests in the merger that are different from, and/or in addition to, the interests of Ares Capital's stockholders. For example, Ares Capital Management's management fee is based on a percentage of Ares Capital's total assets. Because total assets under management will increase as a result of the merger, the dollar amount of Ares Capital Management's management fee will increase as a result of the merger. In addition, the incentive fee payable by Ares Capital to Ares Capital Management may be positively impacted as a result of the merger. For more information regarding Ares Capital Management's interests in the merger pursuant to the investment advisory and management agreement, see "Management of Ares Capital—Investment Advisory and Management Agreement."

        This discussion of the information and factors that Ares Capital's board of directors considered in making its decision is not intended to be exhaustive, but includes the material factors considered by Ares Capital's board of directors. In view of the wide variety of factors considered in connection with its evaluation of the merger and the complexity of those matters, Ares Capital's board of directors did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of Ares Capital's board of directors may have given different weights to different factors.

        Ares Capital's board of directors relied on the experience of J.P. Morgan, as its financial advisor, for analyses of the financial terms of the merger and for its opinion as to the fairness, from a financial point of view, of the exchange ratio to Ares Capital. In addition, Ares Capital's board of directors relied on its legal advisors for legal analysis in connection with the merger transaction.

        Ares Capital's board of directors considered all of these factors and others as a whole and, on balance, concluded that they supported a favorable determination to enter into the merger agreement.

Recommendation of the Board of Directors of Allied Capital

        Allied Capital's board of directors, including its independent directors, believes that the merger is advisable and in the best interest of Allied Capital and Allied Capital's stockholders and unanimously recommends that Allied Capital's stockholders vote "FOR" approval of the merger and the merger agreement and "FOR" approval of the proposal to adjourn the Allied Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Allied Capital special meeting to approve the foregoing proposal.

Recommendation of the Board of Directors of Ares Capital

        Ares Capital's board of directors, including its independent directors, unanimously approved the merger and the merger agreement, including the issuance of Ares Capital common stock in connection therewith, and unanimously recommends that Ares Capital stockholders vote "FOR" approval of the issuance of the Ares Capital common stock to be issued pursuant to the merger agreement and "FOR" approval of the proposal to adjourn the Ares Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Ares Capital special meeting to approve the foregoing proposal.

Opinion of Allied Capital's Financial Advisors

  BofA Merrill Lynch

        Allied Capital has retained BofA Merrill Lynch to act as Allied Capital's financial advisor in connection with the merger. BofA Merrill Lynch is an internationally recognized investment banking firm which is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. Allied Capital selected BofA Merrill Lynch to act as Allied Capital's financial advisor in connection with the merger on the basis of BofA Merrill Lynch's experience in transactions similar to the merger, its reputation in the investment community and its familiarity with Allied Capital and its business.

        On October 25, 2009, at a meeting of Allied Capital's board of directors held to evaluate the merger, BofA Merrill Lynch delivered to Allied Capital's board of directors an oral opinion, which was confirmed by delivery of a written opinion dated October 25, 2009, to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in its opinion, the exchange ratio provided for in the merger agreement was fair, from a financial point of view, to the holders of Allied Capital common stock.

        The full text of BofA Merrill Lynch's written opinion to Allied Capital's board of directors, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex B to this document and is incorporated by reference herein in its entirety. The following summary of BofA Merrill Lynch's opinion is qualified in its entirety by reference to the full text of the opinion. BofA Merrill Lynch delivered its opinion to Allied Capital's board of directors for the benefit and use of Allied Capital's board of directors in connection with and for purposes of its evaluation of the exchange ratio from a financial point of view. BofA Merrill Lynch's opinion does not address any other aspect of the merger and does not constitute a recommendation to any stockholder as to how to vote or act in connection with the proposed merger.

        In connection with rendering its opinion, BofA Merrill Lynch:

  •
  reviewed certain publicly available business and financial information relating to Allied Capital and Ares Capital;

  •
  reviewed certain internal financial and operating information with respect to the business, operations and prospects of Allied Capital furnished to or discussed with BofA Merrill Lynch by the management of Allied Capital, including certain financial forecasts relating to Allied Capital prepared by the management of Allied Capital under alternative scenarios reflecting (1) Allied Capital remaining a "stand-alone" company and (2) Allied Capital completing a refinancing transaction in 2010, collectively, the "Allied Capital Forecasts;"

  •
  reviewed certain estimates as to the cash flows anticipated by the management of Allied Capital to be realized by the holders of Allied Capital common stock from their investments in Allied Capital common stock if Allied Capital remained a "stand-alone" company, or the "Allied Capital Shareholder Cash Flow Estimates," and discussed with the management of Allied Capital their analysis of the amount of net proceeds that could be realized by the holders of Allied Capital common stock in connection with a liquidation of Allied Capital's assets conducted over calendar years 2010 and 2011, or the "Potential Liquidation Analysis;"

  •
  reviewed certain internal financial and operating information with respect to the business, operations and prospects of Ares Capital furnished to or discussed with BofA Merrill Lynch by the management of Ares Capital, including certain financial forecasts relating to Ares Capital prepared by the management of Ares Capital;

  •
  reviewed certain estimates as to the cash flows anticipated by the management of Ares Capital to be realized by the former holders of Allied Capital common stock after the completion of the merger from the shares of Ares Capital common stock to be issued to such holders in the merger;

  •
  discussed the past and current business operations, financial condition and prospects of Allied Capital with members of the senior management of Allied Capital, including Allied Capital's balance sheet and debt obligations, the substantial current financing requirements of Allied Capital and Allied Capital's ability to meet its debt obligations in the future;

  •
  discussed with the management of Allied Capital the recent defaults by Allied Capital under certain of its debt instruments and its failure to meet certain thresholds required by the Investment Company Act to issue indebtedness and the impact thereof on Allied Capital's current access to, and ability in the future to obtain, financing and on Allied Capital's ability to pay dividends;

  •
  discussed the past and current business operations, financial condition and prospects of Ares Capital with members of the senior management of Allied Capital and Ares Capital, including Ares Capital's expectations as to Ares Capital's future dividend policy;

  •
  discussed with members of Allied Capital's management the results of their review of the portfolio investments of Ares Capital;

  •
  reviewed the potential pro forma financial impact of the merger on the future financial performance of Ares Capital, including the potential effect on Ares Capital's estimated earnings per share and future dividend policy;

  •
  reviewed certain trading histories for the Allied Capital common stock and the Ares Capital common stock and a comparison of those trading histories with the trading histories of other companies BofA Merrill Lynch deemed relevant;

  •
  compared certain financial and stock market information of Allied Capital and Ares Capital with similar information of other companies BofA Merrill Lynch deemed relevant;

  •
  compared certain financial terms of the merger to the financial terms, to the extent publicly available, of another transaction BofA Merrill Lynch deemed relevant;

  •
  reviewed the relative pro forma contributions estimated to be made by Allied Capital and Ares Capital to the combined company resulting from the merger in respect of (1) net income, net investment income and dividends for the years 2010, 2011 and 2012 and total assets and net assets at December 31, 2009, in each case as reflected in the Allied Capital management forecasts and the Ares Capital management forecasts; (2) the median estimates of net income for 2010 reflected in published research reports; and (3) net asset values at December 31, 2009 as forecast by each of Allied Capital and Ares Capital's management;

  •
  reviewed the merger agreement; and

  •
  performed such other analyses and studies and considered such other information and factors as BofA Merrill Lynch deemed appropriate.

        In arriving at its opinion, BofA Merrill Lynch assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with it and relied upon the assurances of the managements of Allied Capital and Ares Capital that they were not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the Allied Capital Forecasts, the Potential Liquidation Analysis and the Allied Capital Shareholder Cash Flow Estimates, BofA Merrill Lynch was advised by Allied Capital, and assumed, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Allied Capital as to the future financial performance of Allied Capital, the net realizable value of Allied Capital's assets in a liquidation and the other matters covered thereby. With respect to the Ares Capital management forecasts and Ares Capital's management's estimates as to the cash flows to be realized by the former holders of Allied Capital common stock after the completion of the merger, BofA Merrill Lynch was advised by Ares Capital, and assumed, with Allied Capital's consent, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Ares Capital as to the future financial performance of Ares Capital and other matters covered thereby. BofA Merrill Lynch did not make and was not provided with any independent evaluation or appraisal of the portfolio securities, other assets or liabilities (contingent or otherwise) of Allied Capital or Ares Capital, nor did it make any physical inspection of the properties or assets of Allied Capital, Ares Capital or any of their respective investee companies. BofA Merrill Lynch did not evaluate the solvency or fair value of Allied Capital or Ares Capital under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. BofA Merrill Lynch assumed, at the direction of Allied Capital, that the merger would be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the merger, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, would be imposed that would have an adverse effect on Allied Capital, Ares Capital or the contemplated benefits of the merger. BofA Merrill Lynch also assumed, at Allied Capital's direction, that the merger would qualify for federal income tax purposes as a reorganization under the provisions of Section 368(a) of the Code.

        BofA Merrill Lynch expressed no view or opinion as to any terms or other aspects of the merger (other than the exchange ratio to the extent expressly specified in its opinion), including, without limitation, the form or structure of the merger. BofA Merrill Lynch's opinion was limited to the fairness, from a financial point of view, of the exchange ratio to the holders of Allied Capital common stock and no opinion or view was expressed with respect to any consideration received in connection with the merger by the holders of any other class of securities, creditors or other constituencies of any party. In addition, no opinion or view was expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the merger, or class of such persons, relative to the exchange ratio. Furthermore, no opinion or view was expressed as to the relative merits of the merger in comparison to other strategies or transactions that might be available to Allied Capital or in which Allied Capital might engage or as to the underlying business decision of Allied Capital to proceed with or effect the merger. BofA Merrill Lynch was not requested to, and it did not, solicit indications of interest or proposals from third parties regarding a possible acquisition of all or any part of Allied Capital or any alternative transaction. BofA Merrill Lynch did not express any opinion as to what the value of Ares Capital common stock actually would be when issued or the prices at which Ares Capital common stock or Allied Capital common stock would trade at any time, including following announcement or consummation of the merger. In addition, BofA Merrill Lynch expressed no opinion or recommendation as to how any stockholder should vote or act in connection with the merger or any related matter. Except as described above, Allied Capital imposed no other limitations on the investigations made or procedures followed by BofA Merrill Lynch in rendering its opinion.

        BofA Merrill Lynch's opinion was necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to BofA Merrill Lynch as of, the date of its opinion. The credit, financial and stock markets have been experiencing unusual volatility and BofA Merrill Lynch did not express an opinion or view as to any potential effects of such volatility on Allied Capital, Ares Capital or the merger. It should be understood that subsequent developments may affect its opinion and BofA Merrill Lynch does not have any obligation to update, revise or reaffirm its opinion. The issuance of BofA Merrill Lynch's opinion was approved by BofA Merrill Lynch's U.S. Fairness Opinion (and Valuation Letter) Committee.

        The following represents a brief summary of the material financial analyses presented by BofA Merrill Lynch to Allied Capital's board of directors in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by BofA Merrill Lynch, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by BofA Merrill Lynch. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by BofA Merrill Lynch.

  Relative Contribution Analysis.

        BofA Merrill Lynch observed that upon completion of the merger, on a pro forma basis the former holders of Allied Capital common stock would own approximately 35% of the common stock of the combined company. BofA Merrill Lynch compared this pro forma ownership to the relative contribution that Allied Capital would make on a pro forma basis to the combined business following the merger. BofA Merrill Lynch performed this analysis in respect of:

  •
  The 2010 net income for each of Allied Capital and Ares Capital as reflected in forecasts prepared and published by equity research analysts;

  •
  The 2010, 2011 and 2012 net income for each of the two companies as reflected in certain forecasts provided by their respective managements and selected by BofA Merrill Lynch for use in its analysis;

  •
  The 2010, 2011 and 2012 net investment income for each of the two companies as reflected in certain forecasts prepared by their respective managements and selected by BofA Merrill Lynch for use in its analysis;

  •
  Certain dividends forecast to be paid by the two companies in 2010, 2011 and 2012, as forecast by the companies' respective managements and selected by BofA Merrill Lynch for use in its analysis;

  •
  The total assets and net asset value of the two companies at December 31, 2009, as forecast by their respective managements; and

  •
  The equity market capitalization of the two companies based on the closing prices of their respective shares of common stock on October 23, 2009.

This analysis reflected the following pro forma contributions by Allied Capital to the combined business of Allied Capital and Ares Capital:

Allied Capital Pro Forma Contribution to Combined Business of
Allied Capital and Ares Capital Based on:

2010E Net Income (median analysts' estimates)	26%
2010E Net Income	15%
2011E Net Income	17%
2012E Net Income	17%
2010E Net Investment Income	19%
2011E Net Investment Income	22%
2012E Net Investment Income	22%
2010E Dividends	0%
2011E Dividends	20%
2012E Dividends	20%
Total Assets at December 31, 2009	54%
Estimated Net Asset Value at December 31, 2009	50%
Equity Market Capitalization at October 23, 2009	29%

BofA Merrill Lynch observed that most of these measures of relative contribution reflect a pro forma contribution by Allied Capital that is below the pro forma ownership of approximately 35% of the common stock of the combined business to be received by the holders of Allied Capital common stock under the terms of the merger agreement.

  Allied Capital Financial Analyses

    Historical Share Price Analysis

        BofA Merrill Lynch reviewed the prices at which the Allied Capital common stock traded during various periods within the year ended October 23, 2009. BofA Merrill Lynch observed that during that period, the shares of Allied Capital common stock traded at a high of $7.87 and a low of $0.58. BofA Merrill Lynch observed that the implied value of the consideration to be offered to Allied Capital's stockholders pursuant to the merger agreement is $3.47 per share of Allied Capital common stock, based on the exchange ratio of 0.325 per share provided for in the merger agreement and the closing price of the Ares Capital common stock on October 23, 2009 of $10.69 per share. BofA Merrill Lynch further observed that the implied value of $3.47 per share of Allied Capital common stock to be offered pursuant to the merger agreement represents:

  •
  a premium of 27.3% based on the closing price of the Allied Capital common stock on October 23, 2009 of $2.73;

  •
  a premium of 22.3% based on the volume weighted average trading price of the Allied Capital common stock during the one-week period ended October 23, 2009;

  •
  a premium of 15.3% based on the volume weighted average trading price of the Allied Capital common stock during the one-month period ended October 23, 2009;

  •
  a premium of 7.2% based on the volume weighted average trading price of the Allied Capital common stock during the three-month period ended October 23, 2009;

  •
  a premium of 9.1% based on the volume weighted average trading price of the Allied Capital common stock during the six-month period ended October 23, 2009; and

  •
  a premium of 30.1% based on the volume weighted average trading price of the Allied Capital common stock during the one-year period ended October 23, 2009.

    Equity Research Share Price Targets Analysis

        BofA Merrill Lynch reviewed future public market share price targets for the Allied Capital common stock prepared and published by equity research analysts. These targets reflect each equity research analyst's estimate of the future public market trading price of shares of Allied Capital common stock. The range of future public market share price targets for the Allied Capital common stock observed by BofA Merrill Lynch was $3.00 to $4.50 per share, with a median of $3.58 per share. BofA Merrill Lynch observed that the implied value of the consideration to be offered to holders of the Allied Capital common stock of $3.47 per share falls within this range.

    Selected Publicly Traded Companies Analysis

        BofA Merrill Lynch reviewed publicly available financial and stock market information for Allied Capital and the following four publicly traded BDCs:

  •
  American Capital, Ltd.

  •
  Kohlberg Capital Corporation

  •
  MCG Capital Corporation

  •
  PennantPark Investment Corporation

        BofA Merrill Lynch calculated and reviewed, among other things, for each of the selected publicly traded companies, (1) the ratio of each company's current stock price to its net asset value, or "NAV," per share and (2) the ratio of each company's current stock price to its projected earnings per share, or "EPS," for each of 2009 and 2010 (this ratio is commonly referred to as a price earnings, or "P/E ratio"). All of these calculations were performed, and based on publicly available financial data and closing prices, as of October 23, 2009. The NAV calculations were based on balance sheet data for the respective selected companies at June 30, 2009. The EPS projections for the selected companies used in this analysis were based on estimates published by equity research analysts. BofA Merrill Lynch observed that, for companies similar to Allied Capital, dividend yields are commonly used by equity research analysts and other capital markets professionals in estimating share values. BofA Merrill Lynch determined that, while a dividend yield analysis typically can be one of the most useful measures of value when applied to companies in Allied Capital's industry segment, it was not a useful measure of value in this particular case because Allied Capital had suspended payment of dividends.

        BofA Merrill Lynch then applied the NAV-based ratios and the EPS-based ratios that it derived as described above from its analysis of the selected companies' data to certain data of Allied Capital. BofA Merrill Lynch applied a range of NAV / share price ratios derived from the analysis described above to the NAV per share of Allied Capital at June 30, 2009. The range of ratios applied was 0.4 to 0.6. From its analysis described above of 2009 and 2010 projected P/E ratios of the selected companies, BofA Merrill Lynch developed reference ranges of 6.0x to 9.0x for 2009 EPS and 5.0x to 8.0x for

2010 EPS. BofA Merrill Lynch then applied those reference ranges to (1) an estimate prepared by Allied Capital's management of Allied Capital's EPS for 2009; (2) an estimate prepared by Allied Capital's management of Allied Capital's EPS for 2010; and (3) estimates of Allied Capital's EPS for 2010 published by equity research analysts. These analyses indicated the following implied per share value reference ranges for the Allied Capital common stock:

Implied Per Share Equity Value Reference Ranges
for Allied Common Stock Based on:

June 30, 2009 NAV	2009E EPS (Mgmt)	2010E EPS (Mgmt)	2010E EPS (Analysts' Estimates)
$2.74 - $4.11	$1.97 - $2.95	$1.45 - $2.32	$0.64 - $1.02

        BofA Merrill Lynch compared these share value reference ranges to the implied value of $3.47 per share of Allied Capital common stock to be offered pursuant to the merger agreement.

        The EPS estimates used by BofA Merrill Lynch to calculate the indicative share values set forth above under the columns entitled "2009 EPS (Mgmt)" and "2010E EPS (Mgmt)" were prepared by Allied Capital's management solely for purposes of BofA Merrill Lynch's analysis and do not purport to represent the opinion of Allied Capital's management as to Allied Capital's EPS for 2009 and 2010. The estimates used in this analysis were selected by BofA Merrill Lynch from several such estimates provided by Allied Capital's management that reflected a range of different scenarios and assumptions. Moreover, several of the estimates provided reflected materially higher levels of Allied Capital's EPS for 2009 and 2010 than the estimates selected by BofA Merrill Lynch for purposes of its analysis. BofA Merrill Lynch understood in selecting these particular estimates that they were among the more conservative of the estimates provided.

        None of the four publicly traded companies used in this analysis is identical or directly comparable to Allied Capital. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which Allied Capital was compared.

    Selected Precedent Transaction Analysis

        BofA Merrill Lynch reviewed publicly available financial information relating to the acquisition announced on August 3, 2009 of Patriot Capital Funding, Inc. by Prospect Capital Corporation. BofA Merrill Lynch calculated and reviewed various valuation multiples based on the terms of the selected transaction, including (1) the ratio of the value per share of the target company's common stock implied by the terms of the transaction to the target company's NAV per share and (2) the P/E ratio derived by comparing the value per share of the target company's common stock implied by the terms of the transaction to the target company's estimated 2009 EPS. The estimate of the target company's 2009 EPS used for this purpose was based on estimates published by equity research analysts. These calculations reflected an NAV/share price ratio of .54 and a P/E ratio of 4.8. From this data, BofA Merrill Lynch developed a reference range of NAV/share price ratios of .50 to .60 and a reference range of 2009 P/E ratios of 4.0x to 6.0x. These reference ranges then were applied, respectively, to Allied Capital's NAV per share at June 30, 2009 and to an estimate prepared by Allied Capital's management of Allied Capital's EPS for 2009. This analysis indicated the following implied per share equity value reference ranges for the Allied Capital common stock:

Implied Per Share Equity Value Reference Ranges
for Allied Capital Common Stock Based on:

June 30, 2009 NAV	2009E EPS
$3.42 - $4.11	$0.51 - $0.76

        BofA Merrill Lynch compared these share value reference ranges to the implied value of $3.47 per share of Allied Capital common stock to be offered pursuant to the merger agreement.

        The EPS estimate used by BofA Merrill Lynch to calculate the indicative share values set forth above under the column entitled "2009E EPS" was prepared by Allied Capital's management solely for purposes of BofA Merrill Lynch's analysis and does not purport to represent the opinion of Allied Capital's management as to Allied Capital's EPS for 2009. The estimate used in this analysis was selected by BofA Merrill Lynch from several such estimates provided by Allied Capital's management that reflected a range of different scenarios and assumptions. Moreover, several of the estimates provided reflected materially higher levels of Allied Capital's EPS for 2009 than the estimate selected by BofA Merrill Lynch for purposes of its analysis. BofA Merrill Lynch understood in selecting this particular estimate that it was among the more conservative of the estimates provided.

        Neither the target company nor the transaction used in this analysis is identical or directly comparable to Allied Capital or the merger. This analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the acquisition or other values of the companies, or the transaction to which Allied Capital and the merger were compared. The analysis was based on a single transaction because it was the only transaction deemed by BofA Merrill Lynch to be sufficiently comparable; however, a selected transaction analysis based on only a single transaction could be viewed as less meaningful than an analysis based on a larger sample of transactions.

    Discounted Cash Flow Analysis

        BofA Merrill Lynch performed a discounted cash flow analysis to calculate the estimated present value of the gross cash receipts that would be realized by the holders of Allied Capital common stock during the years 2010 through 2012 in four different scenarios:

  •
  Allied Capital remains independent, continues to sell assets to repay outstanding debt and refinances its existing senior debt facility (the status quo scenario);

  •
  the same scenario as the status quo scenario except that in 2010 Allied Capital refinances its outstanding notes at a lower interest rate (the 2010 refinancing scenario);

  •
  Allied Capital performs an orderly liquidation (the liquidation scenario); and

  •
  the merger is completed in accordance with the merger agreement with the result that the Allied Capital shares of common stock are exchanged for Ares Capital shares of common stock (the merger scenario).

        In the status quo, 2010 refinancing and merger scenarios, the cash receipts to which this analysis was applied were projected dividends and the gross proceeds from a hypothetical sale of the shares at the end of 2012. In the liquidation scenario, the cash receipts to which the analysis was applied were dividends and liquidation proceeds assumed to be fully distributed by the end of 2012. The timing and amounts of dividends projected to be paid by Allied Capital in the status quo and 2010 refinancing scenarios were based on projections prepared by Allied Capital's management. The timing and amounts of payments projected to be made in the liquidation scenario were based on projections prepared by

Allied Capital's management. The timing and amounts of dividends projected to be paid by Ares Capital in the merger scenario were based on projections prepared by Ares Capital's management. The gross proceeds projected to be received from share sales in the status quo, 2010 refinancing and merger scenarios were calculated by applying a range of dividend yields to the projected 2012 dividend rate of Allied Capital or Ares Capital in the applicable scenarios. A dividend yield for this purpose means as of any point in time, the current annualized equivalent of the quarterly dividend amount per share of common stock divided by the current trading price per share of common stock. For the status quo and 2010 refinancing scenarios, BofA Merrill Lynch applied dividend yield ranges of 11% to 13%. For the merger scenario, BofA Merrill Lynch applied a dividend yield range of 9% to 11%. These dividend yields were selected based on the judgment of BofA Merrill Lynch and a review of the dividend yield implied by the respective trading histories of the Allied Capital common stock and the Ares Capital common stock. The ranges of discount rates used by BofA Merrill Lynch to perform these analyses were 11% to 13% for the status quo and 2010 refinancing scenarios; 14% to 16% for the liquidation scenario; and 9% to 11% for the merger scenario. These ranges of discount rates were selected by BofA Merrill Lynch based on its judgment after taking into account, among other things, costs of capital analyses that BofA Merrill Lynch deemed relevant. The ranges of dividend yields and discount rates selected by BofA Merrill Lynch for its analysis of the status quo and 2010 refinancing scenarios were higher than the comparable ranges used in the merger scenario because in the opinion of BofA Merrill Lynch, if Allied Capital were to remain independent its shares would be viewed by investors as being a more risky investment because of Allied Capital's recent operating history, including Allied Capital's suspension of its dividend. The discount rate selected by BofA Merrill Lynch for the liquidation scenario was based in part on BofA Merrill Lynch's judgment that the results of liquidations are inherently difficult to predict and that accordingly the shares of a company in liquidation typically will be viewed by investors as relatively risky.

        This analysis indicated the following implied value per share equity value reference range for the Allied Capital common stock:

Implied Per Share Equity Value Reference Range for Allied Capital Common Stock Based on:

Status Quo Scenario	2010 Refinancing Scenario	Liquidation Scenario	Merger Scenario
$2.86 - $3.46	$3.97 - $4.79	$2.64 - $3.46	$4.57 - $5.61

  Ares Capital Financial Analyses

    Historical Share Price Analysis

        BofA Merrill Lynch reviewed the prices at which the Ares Capital common stock traded during various periods within the year ended October 23, 2009. BofA Merrill Lynch observed that during that period, the shares of Ares Capital common stock traded at a high of $11.20 and a low of $3.12 and that, on October 23, 2009, the closing price of Ares Capital common stock was $10.69.

    Equity Research Share Price Targets Analysis

        BofA Merrill Lynch reviewed future public market share price targets for the Ares Capital common stock prepared and published by equity research analysts. These targets reflect each equity research analyst's estimate of the future public market trading price of shares of Ares Capital common stock. The range of future public market share price targets for the Ares Capital common stock observed by BofA Merrill Lynch was $9.00 to $12.50 per share, with a median of $10.75 per share.

    Selected Publicly Traded Companies Analysis

        BofA Merrill Lynch reviewed publicly available financial and stock market information for Ares Capital and the following five publicly traded BDCs:

  •
  Apollo Investment Corporation

  •
  Prospect Capital Corporation

  •
  Fifth Street Finance Corporation

  •
  BlackRock Kelso Capital Corporation

  •
  PennantPark Investment Corporation

        BofA Merrill Lynch calculated and reviewed, among other things, for each of the selected publicly traded companies, (1) the ratio of each company's current stock price to its NAV per share and (2) the ratio of each company's current stock price to its projected EPS for each of 2009 and 2010. All of these calculations were performed, and based on publicly available financial data and closing prices, as of October 23, 2009. The NAV calculations were based on balance sheet data for the respective selected companies at June 30, 2009. The EPS projections for the selected companies used in this analysis were based on estimates published by equity research analysts.

        BofA Merrill Lynch then applied the NAV-based ratios and the EPS-based ratios that it derived as described above from its analysis of the selected companies' data to certain data of Ares Capital. BofA Merrill Lynch applied a range of NAV / share price ratios derived from the analysis described above to the NAV per share of Ares Capital at June 30, 2009. The range of ratios applied was 0.9 to 1.1. From its analysis described above of 2009 and 2010 projected P/E ratios of the selected companies, BofA Merrill Lynch developed reference ranges of 7.0x to 9.0x for 2009 EPS and 6.0x to 8.0x for 2010 EPS. BofA Merrill Lynch then applied those reference ranges to (1) estimates of Ares Capital's EPS for 2009 published by equity research analysts; (2) an estimate prepared by Ares Capital's management of its EPS for 2010; and (3) estimates of Ares Capital's EPS for 2010 published by equity research analysts. This analysis indicated the following implied per share value reference ranges for the Ares Capital common stock:

Implied Per Share Equity Value Reference Range for Ares Common Stock

6/30/09 NAV	2009E EPS (Analysts' Estimates)	2010E EPS (Mgmt)	2010E EPS (Analysts' Estimates)
$9.88 - $12.08	$9.03 - $11.61	$7.68 - $10.24	$8.16 - $10.88

        The EPS estimate used by BofA Merrill Lynch to calculate the indicative share values set forth above under the column entitled "2010E EPS (Mgmt)" was prepared by Ares Capital's management solely for purposes of BofA Merrill Lynch's analysis and does not purport to represent the opinion of Ares Capital's management as to Ares Capital's EPS for 2010. The estimate used in this analysis was selected by BofA Merrill Lynch from several such estimates provided by Ares Capital's management that reflected a range of different scenarios and assumptions. Moreover, several of the estimates provided reflected materially higher levels of Ares Capital's EPS for 2010 than the estimate selected by BofA Merrill Lynch for purposes of its analysis. BofA Merrill Lynch understood in selecting this particular estimate that it was among the more conservative of the estimates provided.

        None of the five publicly traded companies used in this analysis is identical or directly comparable to Ares Capital. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which Ares Capital was compared.

    Discounted Cash Flow Analysis

        BofA Merrill Lynch performed a discounted cash flow analysis to calculate the estimated present value of the gross cash receipts that would be realized by the holders of Ares Capital common stock during the years 2010 through 2012 if Ares Capital did not consummate the merger contemplated by the merger agreement and remained an independent entity. The cash receipts to which this analysis was applied were projected dividends and the gross proceeds from a hypothetical sale of the shares at the end of 2012. The timing and amounts of dividends projected to be paid by Ares Capital were based on projections prepared by Ares Capital's management. The gross proceeds projected to be received from share sales were calculated by applying a range of dividend yields to the projected 2012 dividend rate of Ares Capital. BofA Merrill Lynch applied dividend yield ranges of 11% to 13%. These dividend yields were selected based on the judgment of BofA Merrill Lynch and a review of the dividend yield implied by the trading history of Ares common stock. The range of discount rates used by BofA Merrill Lynch to perform these analyses was 11% to 13%. This range of discount rates was selected by BofA Merrill Lynch based on its judgment after taking into account, among other things, costs of capital analyses that BofA Merrill Lynch deemed relevant. This analysis indicated an implied per share equity value reference range for the Ares common stock of $12.20 to $14.40.

  Other Factors

        In rendering its opinion, BofA Merrill Lynch also reviewed and considered other factors, including:

  •
  the historical trading prices of Allied Capital common stock, Ares Capital common stock and certain share price indices during the three-year period ended October 23, 2009;

  •
  the historical trading prices of Allied Capital common stock, Ares Capital common stock and certain share price indices since Allied Capital publicly announced details of its debt restructuring on September 1, 2009 through October 23, 2009; and

  •
  the relationship between movements in the trading prices of the Allied Capital common stock and Ares Capital common stock during the period from January 1, 2009 to October 23, 2009.

  Miscellaneous

        As noted above, the discussion set forth above is a summary of the material financial analyses presented by BofA Merrill Lynch to Allied Capital's board of directors in connection with its opinion and is not a comprehensive description of all analyses undertaken by BofA Merrill Lynch in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. BofA Merrill Lynch believes that its analyses summarized above must be considered as a whole. BofA Merrill Lynch further believes that selecting portions of its analyses and the factors considered or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying BofA Merrill Lynch's analyses and opinion. Accordingly, the fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.

        In performing its analyses, BofA Merrill Lynch considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of Allied Capital and Ares Capital. The estimates of the future performance of Allied Capital and Ares Capital in or underlying BofA Merrill Lynch's analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by

BofA Merrill Lynch's analyses. These analyses were prepared solely as part of BofA Merrill Lynch's analysis of the fairness, from a financial point of view, of the exchange ratio and were provided to Allied Capital's board of directors in connection with the delivery of BofA Merrill Lynch's opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described above are inherently subject to substantial uncertainty and should not be taken to be BofA Merrill Lynch's view of the actual values of Allied Capital or Ares Capital.

        The type and amount of consideration payable in the merger was determined through negotiations between Allied Capital and Ares Capital, rather than by any financial advisor, and was approved by Allied Capital's board of directors. The decision to enter into the merger agreement was solely that of Allied Capital's board of directors. As described above, BofA Merrill Lynch's opinion and analyses were only one of many factors considered by Allied Capital's board of directors in its evaluation of the proposed merger and should not be viewed as determinative of the views of Allied Capital's board of directors or management with respect to the merger or the exchange ratio.

        Allied Capital has agreed to pay BofA Merrill Lynch for its services in connection with the merger an aggregate fee of $10 million, of which $1 million was payable in connection with rendering its opinion and an additional $1 million was payable upon entering into the merger agreement. The remainder is payable to BofA Merrill Lynch contingent upon the completion of the merger. Allied Capital also has agreed to reimburse BofA Merrill Lynch for its expenses incurred in connection with BofA Merrill Lynch's engagement and to indemnify BofA Merrill Lynch, any controlling person of BofA Merrill Lynch and each of their respective directors, officers, employees, agents and affiliates against specified liabilities, including liabilities under the federal securities laws.

        BofA Merrill Lynch and its affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of their businesses, BofA Merrill Lynch and its affiliates invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in the equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of Allied Capital, Ares Capital and certain of their respective affiliates.

        BofA Merrill Lynch and its affiliates in the past have provided, currently are providing and in the future may provide investment banking, commercial banking and other financial services to Allied Capital and have received or in the future may receive compensation for the rendering of these services, including (1) having acted as or acting as arranger, book manager and administrative agent for, and lender under, certain credit facilities of Allied Capital, (2) having acted as or acting as manager, agent and/or book runner for certain debt and equity offerings and trades by Allied Capital and (3) having provided or providing certain foreign exchange and treasury management products and services to Allied Capital. In addition, Banc of America Specialist Inc., an affiliate of BofA Merrill Lynch, acts as a specialist for Allied Capital common stock on the NYSE. In connection with Allied Capital's default under the Allied Capital credit facilities earlier this year, certain of BofA Merrill Lynch's affiliates (in the capacities set forth above) exercised certain rights under, and subsequently participated in negotiations with Allied Capital which resulted in a restructuring of, the Allied Capital credit facilities and certain of Allied Capital's other debt obligations. Pursuant to the terms of the Allied Capital credit facilities, the entire outstanding indebtedness thereunder would be required to be repaid upon consummation of the merger.

        In addition, BofA Merrill Lynch and its affiliates in the past have provided, currently are providing and in the future may provide investment banking, commercial banking and other financial services to Ares Capital and its affiliates and have received or in the future may receive compensation for the rendering of these services, including having acted or acting as (1) underwriter or dealer manager for certain equity offerings of Ares Capital (including Ares Capital's initial public offering), (2) syndication agent for, and lender under, certain credit facilities of Ares Capital and (3) financial advisor to certain of Ares Capital's affiliates in connection with certain mergers and acquisitions transactions. Additionally, certain of BofA Merrill Lynch's affiliates are limited partners in certain private investment funds affiliated with Ares Capital. It is currently anticipated that Ares Capital's Credit Facility, under which an affiliate of BofA Merrill Lynch is an agent bank and a lender, will be amended (including, among other things, to increase its size), for which such affiliate would receive compensation. It is also possible that BofA Merrill Lynch and its affiliates might be involved in refinancings of Allied Capital and Ares Capital's other outstanding credit facilities and notes for which they would receive compensation.

  Sandler O'Neill

        By letter dated August 3, 2009, Allied Capital retained Sandler O'Neill to render a fairness opinion in connection with a possible business combination with Ares Capital. Sandler O'Neill is a nationally recognized investment banking firm whose principal business specialty is financial institutions. Sandler O'Neill as part of its investment banking business, is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions.

        At the October 25, 2009 meeting at which Allied Capital's board considered and approved the merger agreement, Sandler O'Neill delivered to the board its oral opinion, subsequently confirmed in writing that, as of such date, the exchange ratio was fair to Allied Capital's stockholders from a financial point of view. The full text of Sandler O'Neill's opinion is attached as Annex C to this document. The opinion outlines the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Sandler O'Neill in rendering its opinion. The description of the opinion set forth below is qualified in its entirety by reference to the opinion. Allied Capital stockholders are urged to read the entire opinion carefully in connection with their consideration of the proposed merger.

        Sandler O'Neill's opinion speaks only as of the date of the opinion. The opinion was directed to the Allied Capital board and is directed only to the fairness of the exchange ratio to Allied Capital stockholders from a financial point of view. It does not address the underlying business decision of Allied Capital to engage in the merger or any other aspect of the merger and is not a recommendation to any Allied Capital stockholder as to how such stockholder should vote at the Ares Capital special meeting with respect to the merger or any other matter.

        In connection with rendering its October 25, 2009 opinion, Sandler O'Neill reviewed and considered, among other things:

  •
  the merger agreement;

  •
  certain publicly available financial statements and other historical financial information of Allied Capital that Sandler O'Neill deemed relevant;

  •
  certain publicly available financial statements and other historical financial information of Ares Capital that Sandler O'Neill deemed relevant;

  •
  internal financial projections for Allied Capital as prepared by and reviewed with senior management of Allied Capital for the quarter ended September 30, 2009, including a draft of

    Allied Capital's quarterly earnings press release, and for the years ending December 31, 2009, 2010, 2011 and 2012;

  •
  internal financial projections for Ares Capital as prepared by and reviewed with senior management of Ares Capital for the quarter ended September 30, 2009 and for the years ending December 31, 2009, 2010, 2011 and 2012;

  •
  the pro forma financial impact of the merger on Ares Capital, based on assumptions relating to transaction expenses, purchase accounting adjustments, debt refinancing, balance sheet restructuring, cost savings and other synergies as determined by, and discussed with, the senior managements of Allied Capital and Ares Capital;

  •
  the publicly reported historical price and trading activity for Allied Capital's and Ares Capital's common stock, including a comparison of certain financial and stock market information for Allied Capital and Ares Capital with similar publicly available information for certain other companies the securities of which are publicly traded;

  •
  the relative contributions of assets, liabilities, equity and earnings of Allied Capital and Ares Capital to the resulting institution and the relative pro forma ownership of the stockholders of Allied Capital and Ares Capital in the combined company;

  •
  to the extent publicly available, the financial terms of a recent business combination Sandler O'Neill deemed relevant;

  •
  the current market environment generally and the financial services environment in particular; and

  •
  such other information, financial studies, analyses and investigations and financial, economic and market criteria as Sandler O'Neill considered relevant.

        Sandler O'Neill also discussed with certain members of senior management of Allied Capital the business, financial condition, results of operations and prospects of Allied Capital. Sandler O'Neill also held similar discussions with certain members of senior management of Ares Capital regarding the business, financial condition, results of operations and prospects of Ares Capital.

        Sandler O'Neill was not asked to, and did not, solicit indications of interest in a potential transaction from any other third parties. The Allied Capital board of directors did not otherwise limit the investigations made or the procedures followed by Sandler O'Neill in giving its opinion.

        In performing their review, Sandler O'Neill relied upon the accuracy and completeness of all of the financial and other information that was available to them from public sources, that was provided to them by Allied Capital and Ares Capital or their respective representatives or that was otherwise reviewed by them and have assumed such accuracy and completeness for purposes of rendering this opinion. Sandler O'Neill has further relied on the assurances of management of Allied Capital and Ares Capital that they are not aware of any facts or circumstances that would make any of such information inaccurate or misleading. Sandler O'Neill has not been asked to and has not undertaken an independent verification of any of such information and Sandler O'Neill does not assume any responsibility or liability for the accuracy or completeness thereof. Sandler O'Neill did not make an independent evaluation or appraisal of the specific assets, the collateral securing assets or the liabilities (contingent or otherwise) of Allied Capital or Ares Capital or any of their subsidiaries, or the collectability of any such assets, nor has Sandler O'Neill been furnished with any such evaluations or appraisals except as publicly available.

        Sandler O'Neill's opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Sandler O'Neill as of, the date of its opinion. Events occurring after the date of its opinion could materially affect its opinion. Sandler O'Neill has not undertaken to update, revise, reaffirm or withdraw its opinion or otherwise comment upon events occurring after the date of its opinion. Sandler O'Neill expressed no opinion as to what the value of Ares Capital's common stock will be when issued to Allied Capital stockholders pursuant to the merger agreement or the prices at which Allied Capital's or Ares Capital's common stock may trade at any time. With respect to the internal financial projections provided by Allied Capital's management, the internal financial projections provided by Ares Capital's management and the anticipated transaction expenses, purchase accounting adjustments, debt refinancing, balance sheet restructuring, cost savings and other synergies and other information determined by the managements of Allied Capital and Ares Capital and used by Sandler O'Neill in its analyses, the respective managements Allied Capital and Ares Capital confirmed to Sandler O'Neill that they reflected the best currently available estimates and judgments of such respective managements and Sandler O'Neill assumed that such performances would be achieved. Sandler O'Neill expressed no opinion as to such financial projections, earnings and growth estimates or the assumptions on which they are based. Sandler O'Neill also assumed that there had been no material change in Allied Capital's and Ares Capital's assets, financial condition, results of operations, business or prospects since the date of the most recent financial statements made available to it. Sandler O'Neill assumed in all respects material to its analysis that Allied Capital and Ares Capital will remain as going concerns for all periods relevant to its analyses, that each party to the merger agreement will perform all of the material covenants required to be performed by such party under the merger agreement, that the conditions precedent in the merger agreement are not waived and that the merger will qualify as a tax-free reorganization for federal income tax purposes. Sandler O'Neill expressed no opinion as to any of the legal, accounting and tax matters relating to the merger and the other transactions contemplated by the merger agreement.

        In rendering its October 25, 2009 opinion, Sandler O'Neill performed a variety of financial analyses. The following is a summary of the material analyses performed by Sandler O'Neill, but is not a complete description of all the analyses underlying Sandler O'Neill's opinion. The summary includes information presented in tabular format. In order to fully understand the financial analyses, these tables must be read together with the accompanying text. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex process involving subjective judgments as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. The process, therefore, is not necessarily susceptible to a partial analysis or summary description. Sandler O'Neill believes that its analyses must be considered as a whole and that selecting portions of the factors and analyses considered without considering all factors and analyses, or attempting to ascribe relative weights to some or all such factors and analyses, could create an incomplete view of the evaluation process underlying its opinion. Also, no company included in Sandler O'Neill's comparative analyses described below is identical to Allied Capital or Ares Capital and no transaction is identical to the merger. Accordingly, an analysis of comparable companies or transactions involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading values or merger transaction values, as the case may be, of Allied Capital or Ares Capital and the companies to which they are being compared.

        The earnings projections used and relied upon by Sandler O'Neill in its analyses were based upon guidance provided by both Allied Capital's and Ares Capital's senior managements. These projections and all projections of transaction costs, purchase accounting adjustments and expected cost savings relating to the merger were reviewed with and confirmed by the senior managements of Allied Capital and Ares Capital and Sandler O'Neill assumed for purposes of its analyses that they reflected the best currently available estimates and judgments of such managements of the future financial performance of Allied Capital and Ares Capital, respectively, and that such performances would be achieved. Sandler O'Neill expressed no opinion as to such financial projections or the assumptions on which they were based. These projections, as well as the other estimates used by Sandler O'Neill in its analyses, were based on numerous variables and assumptions which are inherently uncertain and, accordingly, actual results could vary materially from those set forth in such projections.

        In performing its analyses, Sandler O'Neill also made numerous assumptions with respect to industry performance, business and economic conditions and various other matters, many of which cannot be predicted and are beyond the control of Allied Capital, Ares Capital and Sandler O'Neill. The analyses performed by Sandler O'Neill are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. Sandler O'Neill prepared its analyses solely for purposes of rendering its opinion and provided such analyses to the Allied Capital board of directors at its October 25, 2009 meeting. Estimates on the values of companies do not purport to be appraisals or necessarily reflect the prices at which companies or their securities may actually be sold. Such estimates are inherently subject to uncertainty and actual values may be materially different. Accordingly, Sandler O'Neill's analyses do not necessarily reflect the value of Allied Capital common stock or Ares Capital common stock or the prices at which Allied Capital or Ares Capital common stock may be sold at any time. Sandler O'Neill's opinion was approved by Sandler O'Neill's fairness opinion committee. Sandler O'Neill expressed no opinion as to the amount of compensation to be received in the merger by any Allied Capital officer, director or employee.

  Summary of Proposal

        Sandler O'Neill reviewed the financial terms of the proposed transaction. Based upon the closing price of Ares Capital common stock on October 23, 2009 of $10.69, a fixed exchange ratio of 0.325 and the conversion of Allied Capital's shares into shares of Ares Capital in the merger at that fixed exchange ratio, Sandler O'Neill calculated an implied transaction value of $3.47 per share as of October 23, 2009. Based upon financial information for Allied Capital for the twelve months ended June 30, 2009 and September 30, 2009, Sandler O'Neill calculated the following ratios:

Transaction Ratios

Transaction Value/Estimated 2010 Allied Capital Earnings Per Share(1)	7.8x
Transaction Value/Estimated 2011 Allied Capital Earnings Per Share(1)	2.5x
Transaction Value/Net Asset Value of Allied Capital at 6/30/09	46.4%
Transaction Value/Net Asset Value of Allied Capital at 9/30/09	51.2%
Premium Over 10/23/09 Closing Price of Allied Capital	27.3%

(1)
Estimates provided by Allied Capital's management.

  Contribution Analysis

        Sandler O'Neill reviewed the relative contributions to be made by Allied Capital and Ares Capital to the combined institution based on financial information for both companies as of or for the nine months ended September 30, 2009. This analysis indicated that the implied contributions to the combined entity were as follows:

Dollars in millions	Allied Capital	As a % of Pro Forma	Ares Capital	As a % of Pro Forma
Total Assets	$2,900	58.4%	$2,062	41.6%
Portfolio Components
Senior Debt(1)	$500	34.6%	$946	65.4%
Subordinated Debt(1)	1,429	68.0%	673	32.0%
Equity Securities(2)	336	53.3%	295	46.7%
Other	261	83.9%	50	16.1%

Total Portfolio	$2,526	56.3%	$1,964	43.7%
Total Debt	1,637	68.1%	768	31.9%
Equity	1,218	50.0%	1,220	50.0%
YTD Interest Income (non-PIK)	$193	59.9%	$129	40.1%
YTD PIK Income	34	50.3%	34	49.7%
YTD Fees & Other Income	24	64.1%	14	35.9%

YTD Total Revenue(3)	252	58.7%	177	41.3%
YTD Net Int. Income	102	40.7%	148	59.3%
YTD Net Income(4)	(135)	NM	118	NM
Mkt. Cap. at 10/23/09	489	29.4%	1,172	70.6%

(1)
Indebtedness incurred by the SL Fund is assumed to be 50% senior debt and 50% subordinated debt.

(2)
Equity securities include preferred equity investments and warrants.

(3)
Excludes non-recurring items.

(4)
Excludes unrealized gains on investments.

  Stock Trading History

        Sandler O'Neill reviewed the history of the reported trading prices and volume of Allied Capital and Ares Capital common stock for the one-year and three-year periods ended October 23, 2009 and compared the relationship between the movements in the prices of Allied Capital and Ares Capital common stock to movements in the prices of the S&P 500 Index and the weighted average (by market capitalization) performance of a composite peer group of publicly traded BDCs selected by Sandler O'Neill for Allied Capital and Ares Capital and described below. During both the one year period and three year period ended October 23, 2009, Allied Capital underperformed each of the indices to which it was compared and also underperformed Ares Capital. Additionally, during the one year period and three year period ended October 23, 2009, Ares Capital outperformed each of the indices to which it was compared in the one year period and outperformed Allied Capital and its peer group during the three year period, but underperformed the S&P 500.

 Allied Capital's Stock Performance

	Beginning Index Value October 23, 2008	Ending Index Value October 23, 2009
Allied Capital	100.00%	39.68%
Ares Capital	100.00	174.67
BDC Peer Group(1)	100.00	77.36
S&P 500 Index	100.00	118.88

	Beginning Index Value October 23, 2006	Ending Index Value October 23, 2009
Allied Capital	100.00%	8.81%
Ares Capital	100.00	58.80
BDC Peer Group(1)	100.00	30.60
S&P 500 Index	100.00	78.40

(1)
The peer group for Allied Capital and Ares Capital used in the stock performance analysis was comprised of the BDCs used in the Allied Capital and Ares Capital comparable company analysis shown below.

  Comparable Company Analysis

        Sandler O'Neill used publicly available information to compare selected financial and market trading information for Allied Capital and Ares Capital with a group of BDCs selected by Sandler O'Neill for Allied Capital and Ares Capital. For both Allied Capital and Ares Capital, the peer group consisted of the following publicly traded BDCs:

American Capital, Ltd.	MCG Capital Corporation
Apollo Investment Corporation	Medallion Financial Corporation
Blackrock Kelso Capital Corporation	MVC Capital, Inc.
Capital Southwest Corporation	NGP Capital Resources Co.
Fifth Street Finance Corp.	PennantPark Investment Corporation
Gladstone Capital Corporation	Prospect Capital Corporation
Gladstone Investment Corporation	TICC Capital Corporation
Hercules Technology Growth Capital	Triangle Capital Corporation
Kohlberg Capital Corporation

        The analysis compared publicly available financial information for Allied Capital and Ares Capital as of and for the twelve months ended September 30, 2009 with that of the BDC peer group as of and for the twelve month period ended June 30, 2009. The table below sets forth the data for Allied Capital, Ares Capital and the median data for the BDC peer group, with pricing data as of October 23, 2009.

 Comparable Group Analysis

	Allied Capital		Ares Capital		BDC Peer Group
Market Capitalization ($ millions)	$489		$1,172		$231
Enterprise Value ($ millions)	$2,065		$1,878		$347
Debt / Equity	1.34	x	0.63	x	0.55	x
Net Income ($ million)	$(1,274)		$(82)		$(16)
Return on Average Equity	(76.5)%		1.8%		$(7.3)%
Price / LTM Earnings Per Share	NM		NM		11.39	x
Price / Estimated 2009 Earnings Per Share	NM	(1)	6.39	x	7.95	x
Price / Estimated 2010 Earnings Per Share	6.20	x(1)	5.97	x	8.28	x
Price / Net Asset Value Per Share	40.2%		96.0%		69.7%
Dividend Yield	0.0%		13.1%		9.7%
Short Interest / Shares Outstanding	4.25%		3.51%		2.12%

(1)
Estimates provided by Allied Capital management.

  Analysis of Selected Merger Transactions

        Sandler O'Neill reviewed one merger transaction announced August 3, 2009 involving the acquisition of Patriot Capital Funding, Inc. by Prospect Capital Corporation. Sandler O'Neill reviewed this transaction with the Allied Capital board of directors, and discussed trends in financial terms relating to this transaction, including premiums to market (205% premium) and price to net asset value (0.54x) involved in this precedent transaction.

  Discounted Dividend Stream and Terminal Value Analysis

        Sandler O'Neill performed an analysis of Allied Capital on a stand-alone basis that estimated the future stream of dividend flows to Allied Capital stockholders for the period from January 1, 2010 through December 31, 2012 under various circumstances, assuming Allied Capital's projected dividend streams and that Allied Capital performed in accordance with the earnings projections provided by Allied Capital management. To approximate the terminal value of Allied Capital common stock at December 31, 2012, Sandler O'Neill applied price to net asset value multiples ranging from 0.90x to 1.30x and implied values based on dividend yield ranging from 10.0% to 14.0%. The dividend income streams and terminal values were then discounted to present values using discount rates ranging from 18.0% to 22.0%. In addition, the net present value of Allied Capital common stock was calculated using the same range of price to net asset value multiples (0.90x to 1.30x) and dividend yield multiples (10.0% to 14.0%) applied to a range of discounts and premiums to budget projections. The range applied to the budgeted net income was 25% under budget to 25% over budget, using a discount rate of 20.0% for the analysis. As illustrated in the following tables, this analysis indicated an imputed range of values per share of Allied Capital common stock of $3.91 to $6.06 when applying the net asset value multiples and $1.93 to $3.32 when applying dividend yields.

	Terminal Multiple of Net Asset Value
	$4.96	0.90x	1.00x	1.10x	1.20x	1.30x

	18.0%	$4.35	$4.77	$5.20	$5.63	$6.06
Discount	19.0%	$4.23	$4.65	$5.07	$5.48	$5.90
Rate	20.0%	$4.12	$4.53	$4.94	$5.34	$5.75
	21.0%	$4.02	$4.41	$4.81	$5.20	$5.60
	22.0%	$3.91	$4.30	$4.69	$5.07	$5.46

	Terminal Multiple of Net Asset Value
	$4.96	0.90x	1.00x	1.10x	1.20x	1.30x

Under	(25.0%)	$3.99	$4.39	$4.79	$5.19	$5.59
	(10.0%)	$4.07	$4.47	$4.88	$5.28	$5.69
Budget	0.0%	$4.12	$4.53	$4.94	$5.34	$5.75
	10.0%	$4.18	$4.59	$5.00	$5.41	$5.82
Exceed	25.0%	$4.26	$4.67	$5.09	$5.50	$5.92

	Terminal Value from Implied Dividend Yield
	$2.52	10.0%	11.0%	12.0%	13.0%	14.0%

	18.0%	$3.08	$2.84	$2.64	$2.48	$2.34
Discount	19.0%	$3.00	$2.77	$2.58	$2.41	$2.28
Rate	20.0%	$2.92	$2.70	$2.51	$2.35	$2.22
	21.0%	$2.84	$2.63	$2.45	$2.29	$2.16
	22.0%	$2.77	$2.56	$2.38	$2.23	$2.11

	Terminal Value from Implied Dividend Yield
	$2.52	10.0%	11.0%	12.0%	13.0%	14.0%

Under	(25.0%)	$2.53	$2.34	$2.18	$2.04	$1.93
	(10.0%)	$2.77	$2.55	$2.38	$2.23	$2.10
Budget	0.0%	$2.92	$2.70	$2.51	$2.35	$2.22
	10.0%	$3.08	$2.84	$2.65	$2.48	$2.34
Exceed	25.0%	$3.32	$3.06	$2.85	$2.67	$2.52

        Sandler O'Neill also performed an analysis on a second scenario provided by Allied Capital management that estimated the future stream of dividend flows to Allied Capital stockholders for the period from January 1, 2010 through December 31, 2012. This second scenario assumes Allied Capital's ability to successfully refinance portions of existing debt in 2010, access new debt in 2011 and experience financial gains through overall improvement of the general economy. Performed in accordance with dividend streams and earnings projections provided by Allied Capital management under this second scenario, Sandler O'Neill approximated the terminal value of Allied Capital common stock at December 31, 2012 by applying price to net asset value multiples ranging from 0.90x to 1.30x and implied values based on dividend yield ranging from 10.0% to 14.0%. The dividend income streams and terminal values were then discounted to present values using different discount rates ranging from 18.0% to 22.0%. In addition, the net present value of Allied Capital common stock was calculated using the same range of price to net asset value multiples (0.90x to 1.30x) and dividend yields (10.0% to 14.0%) applied to a range of discounts and premiums to budget projections. The range applied to the budgeted net income was 25% under budget to 25% over budget, using a discount rate of 20.0% for the analysis. Finally, the net present value of Allied Capital common stock was calculated using the same range of price to net asset value multiples (0.90x to 1.30x) applied to a range of discounts ($0 to $350 million) to realized and unrealized gains assumed in this scenario. As illustrated in the following tables, this analysis indicated an imputed range of values per share of Allied Capital common stock of $4.32 to $7.88 when applying the net asset value multiples and $1.49 to $6.16 when applying dividend yields.

	Terminal Multiple of Net Asset Value
	$6.36	0.90x	1.00x	1.10x	1.20x	1.30x

	18.0%	$5.59	$6.13	$6.67	$7.21	$7.75
Discount	19.0%	$5.44	$5.97	$6.49	$7.02	$7.55
Rate	20.0%	$5.30	$5.81	$6.32	$6.84	$7.35
	21.0%	$5.16	$5.66	$6.16	$6.66	$7.16
	22.0%	$5.03	$5.52	$6.01	$6.49	$6.98

	Terminal Multiple of Net Asset Value
	$6.36	0.90x	1.00x	1.10x	1.20x	1.30x

Under	(25.0%)	$4.85	$5.35	$5.86	$6.36	$6.86
	(10.0%)	$5.12	$5.63	$6.14	$6.65	$7.16
Budget	0.0%	$5.30	$5.81	$6.32	$6.84	$7.35
	10.0%	$5.50	$6.01	$6.53	$7.04	$7.56
Exceed	25.0%	$5.79	$6.31	$6.83	$7.36	$7.88

	Terminal Multiple of Adjusted Net Asset Value
	$5.15	0.90x	1.00x	1.10x	1.20x	1.30x

	$0	$5.30	$5.81	$6.32	$6.84	$7.35
Reduction of	$100	$5.02	$5.50	$5.98	$6.46	$6.94
Realized /	$200	$4.74	$5.19	$5.64	$6.09	$6.54
Unrealized Gain	$300	$4.46	$4.88	$5.29	$5.71	$6.13
	$350	$4.32	$4.72	$5.12	$5.53	$5.93

	Terminal Value from Implied Dividend Yield
	$3.50	10.0%	11.0%	12.0%	13.0%	14.0%

	18.0%	$4.25	$3.93	$3.66	$3.44	$3.24
Discount	19.0%	$4.14	$3.83	$3.57	$3.35	$3.16
Rate	20.0%	$4.04	$3.73	$3.48	$3.26	$3.08
	21.0%	$3.93	$3.64	$3.39	$3.18	$3.00
	22.0%	$3.84	$3.55	$3.31	$3.10	$2.93

	Terminal Value from Implied Dividend Yield
	$3.50	10.0%	11.0%	12.0%	13.0%	14.0%

Under	(25.0%)	$1.96	$1.81	$1.68	$1.58	$1.49
	(10.0%)	$3.21	$2.96	$2.76	$2.59	$2.44
Budget	0.0%	$4.04	$3.73	$3.48	$3.26	$3.08
	10.0%	$4.88	$4.52	$4.21	$3.95	$3.73
Exceed	25.0%	$6.16	$5.70	$5.31	$4.99	$4.71

        Sandler O'Neill also performed an analysis that estimated the future stream of dividend flows of Ares Capital from January 1, 2010 through December 31, 2012 under various circumstances, assuming certain projected dividend streams of Ares Capital and that Ares Capital performed in accordance with certain earnings projections provided by senior management of Ares Capital to Sandler O'Neill. Sandler O'Neill approximated the terminal value of Ares Capital common stock at December 31, 2012 by applying price to net asset value multiples ranging from 0.90x to 1.30x and implied values based on dividend yield ranging from 10.0% to 14.0%. The dividend income streams and terminal values were then discounted to present values using different discount rates ranging from 12.0% to 16.0%. In addition, the net present value of Ares Capital common stock was calculated using the same range of price to net asset value multiples (0.90x to 1.30x) and dividend yields (10.0% to 14.0%) applied to a range of discounts and premiums to budget projections. The range applied to the budgeted net income was 25% under budget to 25% over budget, using a discount rate of 14.0% for the analysis. As illustrated in the following tables, this analysis indicated an imputed range of values per share of Ares Capital common stock of $11.29 to $16.34 when applying the net asset value multiples, and $10.69 to $17.27 when applying dividend yields.

	Terminal Multiple of Net Asset Value
	$13.80	0.90x	1.00x	1.10x	1.20x	1.30x

	12.0%	$12.67	$13.54	$14.41	$15.27	$16.14
Discount	13.0%	$12.39	$13.23	$14.07	$14.92	$15.76
Rate	14.0%	$12.11	$12.93	$13.75	$14.57	$15.39
	15.0%	$11.85	$12.64	$13.44	$14.24	$15.03
	16.0%	$11.59	$12.36	$13.14	$13.91	$14.69

	Terminal Multiple of Net Asset Value
	$13.80	0.90x	1.00x	1.10x	1.20x	1.30x

Under	(25.0%)	$11.29	$12.08	$12.86	$13.65	$14.44
	(10.0%)	$11.78	$12.59	$13.40	$14.20	$15.01
Budget	0.0%	$12.11	$12.93	$13.75	$14.57	$15.39
	10.0%	$12.44	$13.27	$14.11	$14.94	$15.77
Exceed	25.0%	$12.93	$13.78	$14.64	$15.49	$16.34

	Terminal Value from Implied Dividend Yield
	$13.57	10.0%	11.0%	12.0%	13.0%	14.0%

	12.0%	$16.02	$15.00	$14.16	$13.45	$12.83
Discount	13.0%	$15.64	$14.65	$13.83	$13.14	$12.54
Rate	14.0%	$15.27	$14.32	$13.52	$12.84	$12.26
	15.0%	$14.92	$13.99	$13.21	$12.56	$11.99
	16.0%	$14.58	$13.67	$12.92	$12.28	$11.73

	Terminal Value from Implied Dividend Yield
	$13.57	10.0%	11.0%	12.0%	13.0%	14.0%

Under	(25.0%)	$13.27	$12.45	$11.76	$11.18	$10.69
	(10.0%)	$14.47	$13.57	$12.82	$12.18	$11.63
Budget	0.0%	$15.27	$14.32	$13.52	$12.84	$12.26
	10.0%	$16.07	$15.06	$14.22	$13.50	$12.89
Exceed	25.0%	$17.27	$16.18	$15.27	$14.50	$13.84

        In connection with its analyses, Sandler O'Neill considered and discussed with the Allied Capital board of directors how the present value analyses would be affected by changes in the underlying assumptions, including variations with respect to net income. Sandler O'Neill noted that the discounted dividend stream and terminal value analysis is a widely used valuation methodology, but the results of such methodology are highly dependent upon the numerous assumptions that must be made, and the results thereof are not necessarily indicative of actual values or future results.

  Pro Forma Merger Analysis

        Sandler O'Neill analyzed certain potential pro forma effects of the merger, assuming the following: (1) the merger closes December 31, 2009, (2) 100% of the Allied Capital shares of common stock are exchanged for shares of Ares Capital common stock at an exchange ratio of 0.325, (3) earnings per share projections for Allied Capital and Ares Capital are consistent with per share estimates for the years ended December 31, 2009 through 2012 provided by each company's senior management and (4) actual purchase accounting adjustments, charges and transaction costs associated with the merger and cost savings are consistent with those determined by the respective managements of Allied Capital and Ares Capital.

        Based upon those assumptions, Sandler O'Neill's analysis indicated that, at December 31, 2009, 2010, 2011 and 2012, the merger would be dilutive to Allied Capital's projected net asset value per share. Additionally, Sandler O'Neill's analysis indicated that, for the years 2010, 2011 and 2012, the Merger would be accretive to Allied Capital's projected GAAP earnings per share, cash earnings per share and dividends per share.

        From the perspective of an Ares Capital stockholder, the analysis indicated that, at December 31, 2009, 2010, 2011 and 2012, the merger would be accretive to Ares Capital's projected net asset value per share. Additionally, the analysis indicated that, for the years 2010, 2011 and 2012, the merger would be accretive to Ares Capital's projected cash earnings per share, neither accretive nor dilutive to projected dividends per share, dilutive to projected GAAP earnings per share in 2010 and 2011 and accretive to projected GAAP earnings per share in 2012. The actual results achieved by the combined company may vary from projected results and the variations may be material.

  Miscellaneous

        Allied Capital has agreed to pay Sandler O'Neill for its services in connection with the merger an aggregate fee of $900,000, of which $150,000 was payable upon the signing of its engagement letter, and has been paid, $500,000 was payable in connection with rendering its opinion, and has been paid, and $250,000 is payable contingent upon the completion of the merger. Sandler O'Neill did not, and was directed not to, seek alternative potential bidders and did not participate in any of the negotiations leading up to the execution of the merger agreement. Allied Capital has also agreed to indemnify Sandler O'Neill against certain liabilities arising out of their engagement. In the ordinary course of their business as a broker-dealer, Sandler O'Neill may purchase securities from and sell securities to

Allied Capital and Ares Capital and their affiliates. Sandler O'Neill may also actively trade the equity or debt securities of Allied Capital and Ares Capital or their affiliates for their own account and for the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities.

Opinion of Ares Capital's Financial Advisor

        Pursuant to an engagement letter, dated June 3, 2009, which was subsequently amended and restated as of October 23, 2009, Ares Capital retained J.P. Morgan as its financial advisor in connection with the merger.

        At the meeting of the board of directors of Ares Capital on October 25, 2009, J.P. Morgan rendered its oral opinion to the board of directors of Ares Capital that, as of such date and based upon and subject to the factors and assumptions set forth in its opinion, the exchange ratio in the merger was fair, from a financial point of view, to Ares Capital. J.P. Morgan has confirmed its October 25, 2009 oral opinion by delivering its written opinion to the board of directors of Ares Capital, dated October 26, 2009, that, as of such date, the exchange ratio in the merger was fair, from a financial point of view, to Ares Capital. No limitations were imposed by Ares Capital's board of directors upon J.P. Morgan with respect to the investigations made or procedures followed by it in rendering its opinions.

        The full text of the written opinion of J.P. Morgan, dated October 26, 2009, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Annex D to this document and is incorporated herein by reference. Ares Capital's stockholders are urged to read the opinion in its entirety. J.P. Morgan's written opinion is addressed to the board of directors of Ares Capital, is directed only to the exchange ratio in the merger and does not constitute a recommendation to any stockholder of Ares Capital as to how such stockholder should vote at the Ares Capital special meeting. The summary of the opinion of J.P. Morgan set forth in this document is qualified in its entirety by reference to the full text of such opinion.

        In arriving at its opinion J.P. Morgan, among other things:

  •
  reviewed the merger agreement;

  •
  reviewed certain publicly available business and financial information concerning Ares Capital and Allied Capital and the industries in which they operate;

  •
  compared the proposed financial terms of the merger with the publicly available financial terms of a transaction involving companies J.P. Morgan deemed relevant and the consideration paid in such transaction;

  •
  compared the financial and operating performance of Ares Capital and Allied Capital with publicly available information concerning certain other companies J.P. Morgan deemed relevant and reviewed the current and historical market prices of Ares Capital common stock and Allied Capital common stock and certain publicly traded securities of such other companies;

  •
  reviewed certain internal financial analyses and forecasts prepared by or at the direction of the managements of Ares Capital and Allied Capital relating to their respective businesses, as well as the estimated amount and timing of the cost savings and related expenses and synergies expected to result from the merger, or the "synergies";

  •
  reviewed the reports prepared by Valuation Research Corporation, collectively, the "Valuation Report"; and

  •
  performed such other financial studies and analyses and considered such other information as J.P. Morgan deemed appropriate for the purposes of its opinion.

        J.P. Morgan also held discussions with certain members of the management of Ares Capital and Allied Capital with respect to certain aspects of the merger and the past and current business operations of Ares Capital and Allied Capital, the financial condition and future prospects and operations of Ares Capital and Allied Capital, the effects of the merger on the financial condition and future prospects of Ares Capital and certain other matters J.P. Morgan believed necessary or appropriate to its inquiry.

        J.P. Morgan relied upon and assumed, without assuming responsibility or liability for independent verification, the accuracy and completeness of all information that was publicly available or was furnished to or discussed with J.P. Morgan by Ares Capital and Allied Capital or otherwise reviewed by or for J.P. Morgan. J.P. Morgan did not conduct and was not provided with, other than the Valuation Report, any valuation or appraisal of any assets or liabilities, including the respective investment portfolios of Ares Capital and Allied Capital, nor did J.P. Morgan evaluate the solvency of Ares Capital or Allied Capital under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to it or derived therefrom (including the synergies, the capital and debt structures of Ares Capital and Allied Capital and the cost of capital and interest rates applicable to Ares Capital and Allied Capital), J.P. Morgan assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of Ares Capital and Allied Capital to which such analyses or forecasts relate. In relying on the Valuation Report, J.P. Morgan assumed that it was reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management. J.P. Morgan expressed no view as to such analyses or forecasts (including the synergies, the capital and debt structures of Ares Capital and Allied Capital and the cost of capital and interest rates applicable to Ares Capital and Allied Capital) or the Valuation Report or the assumptions on which they were based. J.P. Morgan also assumed that the merger and the other transactions contemplated by the merger agreement will qualify as a tax-free reorganization for U.S. federal income tax purposes, and will be consummated as described in the merger agreement. J.P. Morgan further assumed that the representations and warranties made by Ares Capital and Allied Capital in the merger agreement and any related agreements are and will be true and correct in all ways material to its analysis. J.P. Morgan is not a legal, regulatory or tax expert and has relied on the assessments made by advisors to Ares Capital with respect to such issues. J.P. Morgan further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the merger will be obtained without any adverse effect on Ares Capital or Allied Capital or on the contemplated benefits of the merger.

        The internal financial analyses and forecasts furnished to J.P. Morgan for Ares Capital and Allied Capital were prepared by the respective management of each company. Neither Ares Capital nor Allied Capital publicly discloses internal financial analyses and forecasts of the type provided to J.P. Morgan in connection with J.P. Morgan's analysis of the merger and such internal financial analyses and forecasts were not prepared with a view toward public disclosure. These internal financial analyses and forecasts were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of management, including, without limitation, factors related to general economic and competitive conditions and prevailing interest rates. Accordingly, actual results could vary significantly from those set forth in such internal financial analyses and forecasts.

        J.P. Morgan's opinion is based on economic, market and other conditions as in effect on, and the information made available to J.P. Morgan as of, the date of such opinion. Subsequent developments may affect J.P. Morgan's opinion and J.P. Morgan does not have any obligation to update, revise, or reaffirm such opinion. J.P. Morgan's opinion is limited to the fairness, from a financial point of view, to Ares Capital of the exchange ratio in the merger and J.P. Morgan has expressed no opinion as to the fairness of the merger to the holders of any class of securities, creditors or other constituencies of Ares Capital or as to the underlying decision by Ares Capital to engage in the merger. Furthermore,

J.P. Morgan expressed no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the merger, or any class of such persons, relative to the exchange ratio in the merger or with respect to the fairness of any such compensation. J.P. Morgan expressed no opinion as to the price at which Ares Capital common stock or Allied Capital common stock will trade at any future time, whether before or after the closing of the merger.

        In accordance with customary investment banking practice, J.P. Morgan employed generally accepted valuation methods in reaching its opinion. The following is a summary of the material financial analyses utilized by J.P. Morgan in connection with providing its opinion.

  Allied Capital Analyses

  Net Asset Value per Share Analysis

        J.P. Morgan noted that Allied Capital's net asset value, or "NAV," per share as of June 30, 2009 was $7.49. Based upon estimates provided by Ares Capital's management, J.P. Morgan discounted Allied Capital's NAV by $344 million, which resulted in a sensitized NAV per share of $5.56. This resulted in an implied equity value per share of Allied Capital common stock of $5.56 to $7.49.

  Public Trading Multiples Analysis

        Using publicly available information, J.P. Morgan compared selected financial data of Allied Capital with similar data for selected publicly traded companies engaged in businesses which J.P. Morgan judged to be analogous to Allied Capital. The companies selected by J.P. Morgan were:

  •
  American Capital Strategies, Ltd.

  •
  BlackRock Kelso Capital Corporation

  •
  MCG Capital Corporation

  •
  MVC Capital, Inc.

  •
  Gladstone Capital Corporation

  •
  Kohlberg Capital Corporation

  •
  Gladstone Investment Corporation

  •
  GSC Investment Corporation

        These companies were selected, among other reasons, because they share similar business characteristics to Allied Capital based on operational characteristics and financial metrics. However, none of the companies selected is identical or directly comparable to Allied Capital. Accordingly, J.P. Morgan made judgments and assumptions concerning differences in financial and operating characteristics of the selected companies and other factors that could affect the public trading value of the selected companies. For most comparable companies, publicly available financial performance through the twelve months ended June 30, 2009 was measured. In certain instances, J.P. Morgan used publicly available financial performance from earlier or later twelve-month periods. For each selected company, J.P. Morgan calculated such company's price per share divided by NAV per share, or "P/NAV." The following table presents the results of this analysis:

Peer Group	Mean	Median
P/NAV	0.54x	0.55x

        Based on the results of this analysis and other factors that J.P. Morgan considered appropriate, J.P. Morgan applied a P/NAV of 0.28x—0.80x to Allied Capital's NAV per share as of June 30, 2009. This resulted in an implied equity value per share of Allied Capital common stock of $2.10 to $5.99.

  Selected Transaction Analysis

        Using publicly available information, J.P. Morgan examined a selected transaction involving business development companies. Specifically, J.P. Morgan reviewed the following transaction:

Date Announced	Acquiror	Target	P/NAV
August 3, 2009	Prospect Capital Corporation	Patriot Capital Funding	0.55x

        Based on the results of this analysis and other factors that J.P. Morgan considered appropriate, J.P. Morgan applied a P/NAV of 0.55x to Allied Capital's NAV per share as of June 30, 2009. This resulted in an implied equity value per share of Allied Capital common stock of $4.15.

  Dividend Discount Analysis

        J.P. Morgan conducted a dividend discount analysis for the purpose of determining the equity value per share for Allied Capital common stock. J.P. Morgan calculated the dividends that Allied Capital is expected to generate during fiscal years 2010 through 2014 based upon internal financial analyses and forecasts prepared by the management of Allied Capital and of Ares Capital. Based on a range of exit P/NAV ratios between 0.60x and 0.90x and a range of discount rates between 17% and 21%, the dividend discount analysis indicated equity values per share of Allied Capital common stock of $3.74 to $5.63 on a stand-alone basis (i.e., without synergies).

  Ares Capital Analyses

  Net Asset Value per Share Analysis

        J.P. Morgan noted that Ares Capital's NAV per share as of June 30, 2009, adjusted for the $109 million in net proceeds received by Ares Capital in connection with its August 14, 2009 equity issuance, was $10.94. This resulted in an implied equity value per share of Ares Capital common stock of $10.94.

  Public Trading Multiples Analysis

        Using publicly available information, J.P. Morgan compared selected financial data of Ares Capital with similar data for selected publicly traded companies engaged in businesses which J.P. Morgan judged to be analogous to Ares Capital. The companies selected by J.P. Morgan were:

  •
  Apollo Investment Corporation

  •
  Prospect Capital Corporation

  •
  Fifth Street Finance Corp.

  •
  PennantPark Investment Corporation

  •
  Main Street Capital Corporation

  •
  Triangle Capital Corporation

        These companies were selected, among other reasons, because they share similar business characteristics to Ares Capital based on operational characteristics and financial metrics. However, none of the companies selected is identical or directly comparable to Ares Capital. Accordingly, J.P. Morgan made judgments and assumptions concerning differences in financial and operating characteristics of the selected companies and other factors that could affect the public trading value of the selected companies. For most comparable companies, publicly available financial performance through the twelve months ended June 30, 2009 was measured. In certain instances, J.P. Morgan used publicly available financial performance from earlier or later twelve-month periods. For each selected company, J.P. Morgan calculated such company's P/NAV and such company's annualized historical dividend yield, or "Dividend Yield." The following table presents the results of this analysis:

Peer Group	Mean		Median
P/NAV	1.03	x	0.97	x
Dividend Yield	12.0%		11.4%

        Based on the results of this analysis and other factors that J.P. Morgan considered appropriate, J.P. Morgan applied a P/NAV of 0.92x - 1.10x to Ares Capital's NAV per share as of June 30, 2009 and a Dividend Yield of 9% - 15% to Ares Capital's most recent quarterly dividend. These resulted in implied equity values per share of Ares Capital common stock of $10.06 to $12.03 and $9.33 to $15.56, respectively.

  Dividend Discount Analysis

        J.P. Morgan conducted a dividend discount analysis for the purpose of determining the equity value per share for Ares Capital common stock. J.P. Morgan calculated the dividends that Ares Capital is expected to generate during fiscal years 2010 through 2014 based upon internal financial analyses and forecasts prepared by the management of Ares Capital. Based on a range of exit P/NAV ratios between 0.90x and 1.30x and a range of discount rates between 11% and 15%, the dividend discount analysis indicated equity values per share of Ares Capital common stock between $11.03 and $15.46 on a stand-alone basis (i.e., without synergies).

  Relative Valuation Analysis

        Based upon the implied valuations for each of Allied Capital and Ares Capital derived as described above under "Allied Capital Analyses—Net Asset Value per Share Analysis," "Allied Capital Analyses—Public Trading Multiples Analysis," "Allied Capital Analyses—Dividend Discount Analysis," "Ares Capital Analyses—Net Asset Value per Share Analysis," "Ares Capital Analyses—Public Trading Multiples Analysis" and "Ares Capital Analyses—Dividend Discount Analysis," J.P. Morgan calculated a range of implied exchange ratios of a share of Ares Capital common stock to a share of Allied Capital common stock and then compared that range of implied exchange ratios to the exchange ratio in the merger of 0.325 shares of Ares Capital common stock per share of Allied Capital common stock.

        For the "Net Asset Value per Share Analysis," J.P. Morgan calculated the exchange ratio implied by dividing the high and low ends of each implied equity value per share of Allied Capital by the implied equity value per share of Ares Capital. For the "Public Trading Multiples Analysis" and "Dividend Discount Analysis," J.P. Morgan calculated (1) the exchange ratio implied by dividing the high end of each implied equity value per share of Allied Capital by the low end of each implied equity value per share of Ares Capital and (2) the exchange ratio implied by dividing the low end of each implied equity value per share of Allied Capital by the high end of each implied equity value per share of Ares Capital.

        This analysis yielded the following implied exchange ratios:

Comparison	Range of Implied Exchange Ratios
Net Asset Value per Share Analysis	0.5082x - 0.6846x
Public Trading Multiples Analysis	0.1350x - 0.6420x
Dividend Discount Analysis	0.2419x - 0.5104x

        The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by J.P. Morgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. J.P. Morgan believes that the foregoing summary and its analyses must be considered as a whole and that selecting portions of the foregoing summary and these analyses, without considering all of its analyses as a whole, could create an incomplete view of the processes underlying the analyses and its opinion. In arriving at its opinion, J.P. Morgan did not attribute any particular weight to any analyses or factors considered by it and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support its opinion. Rather, J.P. Morgan considered the totality of the factors and analyses performed in determining its opinion. Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or made by J.P. Morgan are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, J.P. Morgan's analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be bought or sold. None of the selected companies reviewed as described in the above summary is identical to Allied Capital or Ares Capital and the selected transaction reviewed was not identical to the merger. However, the companies selected were chosen because they are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan's analysis, may be considered similar to those of Allied Capital or Ares Capital. The transaction selected was similarly chosen because its participants, size and other factors, for purposes of J.P. Morgan's analysis, may be considered similar to the merger. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies compared to Allied Capital or Ares Capital and the transaction compared to the merger.

        As a part of its investment banking business, J.P. Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate and other purposes. J.P. Morgan was selected to advise Ares Capital with respect to the merger on the basis of such experience and its familiarity with Ares Capital.

        Pursuant to the amended and restated engagement letter, dated October 23, 2009, Ares Capital has agreed to pay J.P. Morgan a fee of $500,000, which became payable upon delivery of the J.P. Morgan opinion and an additional fee of $9,500,000, which is only payable if the merger is consummated. In addition, Ares Capital has agreed to reimburse J.P. Morgan for its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify J.P. Morgan against certain liabilities, including liabilities arising under the federal securities laws.

        During the two years preceding the date of its opinion, dated October 26, 2009, J.P. Morgan and its affiliates have had commercial or investment banking relationships with Ares Capital and Allied Capital for which J.P. Morgan and such affiliates have received customary compensation. Such services during such period have included: (1) acting as bookrunner for the offering of Ares Capital common stock in August 2009, (2) acting as dealer-manager for Ares Capital's rights offering in April 2008 and (3) acting as bookrunner, manager and placement agent for Ares Capital's Collateralized Loan Obligation transactions in April 2008 and December 2007. In addition, J.P. Morgan's commercial banking affiliate is an agent bank and a lender under Ares Capital's Credit Facility, is a lender under Ares Management's outstanding revolving credit facility and was a lender under Allied Capital's revolving credit facility until March 2008 and performs treasury, security and cash management services for Allied Capital, for which it receives or received customary compensation or other financial benefits. It is currently anticipated that Ares Capital's Credit Facility, under which a commercial banking affiliate of J.P. Morgan is an agent bank and a lender, may be amended (including, among other things, to extend its term and increase its size), for which such affiliate would receive customary fees or other financial benefits. It is also possible that J.P. Morgan and its affiliates might be involved in refinancings of Allied Capital and Ares Capital's other outstanding credit facilities and notes in connection with the merger, for which they would receive customary fees or other financial benefits. In addition, J.P. Morgan and its affiliates maintain banking and other business relationships with Ares Capital and Allied Capital and their respective affiliates, for which they receive customary compensation or other financial benefits. In the ordinary course of their businesses, J.P. Morgan and its affiliates may actively trade the debt and equity securities of Ares Capital or Allied Capital for their own accounts or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities.

Interests of Certain Persons Related to Allied Capital in the Merger

        In considering the recommendation of Allied Capital's board of directors to approve the merger and the merger agreement, Allied Capital's stockholders should be aware that certain persons related to Allied Capital have interests in the merger that are different from, and/or in addition to, the interests of Allied Capital's stockholders generally.

        Allied Capital's compensation and benefits programs, including the employment and retention agreements it has entered into with certain employees, are designed to align the compensation paid to its executive officers with the achievement of certain corporate and executive performance objectives and to enable Allied Capital to retain key officers who contribute to Allied Capital's operations, especially during a period of transition such as during the pendency of a merger.

        Allied Capital's board of directors was aware of these potential conflicts of interest and considered them, among other matters, in evaluating and negotiating the merger and the merger agreement and in reaching its decisions to approve the merger and the merger agreement and to recommend that Allied Capital stockholders vote in favor of approving the merger and the merger agreement.

  Treatment of Stock Options

        Allied Capital's directors and officers (including Allied Capital's named executive officers as of December 31, 2008 and Mr. John Scheurer, collectively, the "NEOs") have received from time to time grants of stock options to purchase Allied Capital common stock under the Allied Capital Amended Stock Option Plan, or the "Stock Option Plan." Stock options granted to directors vest immediately. Under the terms of the Stock Option Plan, all outstanding unvested stock options to purchase Allied Capital common stock will become fully vested and exercisable upon completion of the merger.

        As of [    •    ], 20[    •    ], there were [    •    ] Allied Capital stock options outstanding under the Stock Option Plan, [    •    ] of which were vested and [    •    ] of which were unvested. Of that number, the NEOs and directors as a group held [    •    ] Allied Capital stock options of which [    •    ] Allied Capital stock options were "in-the-money" with a weighted average exercise price of $[    •    ] per Allied Capital common share.

        Prior to the closing date and contingent upon the merger occurring, Allied Capital's board of directors will cause all outstanding unvested and unexercisable options to purchase shares of Allied Capital common stock issued pursuant to the Stock Option Plan to become fully vested and exercisable. At least three business days prior to the effective time, such option holders will have the opportunity to exercise some or all of their outstanding stock options to purchase shares of Allied Capital common stock, contingent on the closing of the merger. The shares of Allied Capital common stock acquired upon such exercise will be converted at the effective time into the right to receive the merger consideration.

        At the effective time, each Allied Capital stock option, whether vested or unvested, that has not been exercised will be cancelled and if the exercise price of such option is less than the product of (1) the average closing price per share of Ares Capital common stock for the five consecutive trading days immediately preceding the closing, or the "Ares Capital average closing price," multiplied by

(2) the exchange ratio of 0.325 (such amount, the "option closing amount"), then the holder of such option will have the right to receive, at their election:

  •
  a lump sum cash amount equal to the product of (1) the excess of the option closing amount over the exercise price per share for such option multiplied by (2) the total number of shares of Allied Capital common stock subject to such option, less applicable withholdings; or

  •
  a number of shares of Ares Capital common stock equal to (1) the product of (a) the total number of shares of Allied Capital common stock subject to such option multiplied by (b) the excess of the option closing amount over the exercise price per share for such option, less applicable withholdings, divided by (2) the Ares Capital average closing price.

        Holders electing to receive shares of Ares Capital common stock will receive cash (without interest) instead of fractional shares in an amount equal to the product of (1) such fractional share multiplied by (2) the Ares Capital average closing price.

        Any holder who fails to make such election will be deemed to have made an election to receive shares of Ares Capital common stock. Any previously unpaid dividends or other distributions payable on Ares Capital common stock acquired upon exercise of an Allied Capital stock option or in settlement of an Allied Capital stock option, with a record date after the effective time, will be paid to such option holders.

        Pursuant to the merger agreement, Allied Capital will terminate the Stock Option Plan as of the effective time.

        For information regarding the stock option awards outstanding for each of Allied Capital's NEOs for the fiscal year ended December 31, 2008, see "Management of Allied Capital—Executive Compensation—Outstanding Equity Awards at Fiscal Year-End."

  Employment Agreements and Retention Agreements

        Each NEO is party to either an employment agreement or a retention agreement with Allied Capital that provides for certain severance payments and benefits if the NEO's employment terminates under certain circumstances, including termination of the NEO by Allied Capital without cause (as defined in each employment agreement or retention agreement) and termination by the NEO for good reason (as defined in each employment agreement or retention agreement), including in the event of a change in control.

        The completion of the merger will constitute a change in control for all NEOs, with the exception of Mr. Scheurer. Although Mr. Scheurer's employment agreement does not provide for payments related specifically to a change in control, the merger will qualify as "good reason" (as defined in his employment agreement) to terminate his employment and entitle him to receive severance payments and benefits as described below.

        Each NEO would be required to enter into an agreement with Allied Capital that provides for a general release of all legal claims that are or may be held by each such NEO against Allied Capital to receive any severance payments and benefits pursuant to each employment or retention agreement.

  Employment Agreements

        Allied Capital has employment agreements with the following NEOs: Mr. Scheurer, Mr. William Walton and Ms. Penni Roll. See "Management of Allied Capital—Executive Compensation—Employment Agreements."

    Mr. Scheurer

        Allied Capital entered into an employment agreement effective May 5, 2009 with Mr. Scheurer. The agreement provides that if Mr. Scheurer's service as Chief Executive Officer is terminated by Allied Capital without cause, by Mr. Scheurer for good reason (which would include the merger) or due to Mr. Scheurer's death or disability, he will be entitled to severance pay equal to (1) three times (one times in the event of Mr. Scheurer's death or disability) the average of his base and bonus compensation for the preceding three fiscal years, plus (2) a lump-sum severance amount, plus (3) a cash payment to assist in paying for certain post-termination health and welfare benefits. Severance payments will generally be paid in a lump-sum on the first business day after the six-month period following the termination date and are conditioned on Mr. Scheurer signing a general release of claims.

    Mr. Walton and Ms. Roll

        Allied Capital initially entered into employment agreements in 2004 with Mr. Walton and Ms. Roll, each of which has since been amended. Mr. Walton's and Ms. Roll's agreements provide that if their employment is terminated by Allied Capital without cause, by Mr. Walton or Ms. Roll for good reason (which includes any termination within 24 months after the occurrence of a change in control, such as the merger), due to Mr. Walton's or Ms. Roll's death or disability or as a result of the failure to renew the agreement, Mr. Walton and Ms. Roll, as the case may be, will be entitled to severance pay equal to (1) three times (one times in the event of death or disability) the average of base and bonus compensation for the preceding three fiscal years, plus (2) a lump-sum severance amount, plus (3) a cash payment to assist in paying for certain post-termination health and welfare benefits. Severance payments will generally be paid in a lump-sum on the first business day after the six-month period following the termination date and are conditioned on Mr. Walton or Ms. Roll, as the case may be, signing a general release of claims.

  Retention Agreements

        Allied Capital has retention agreements with the following NEOs: Ms. Joan Sweeney, Mr. Robert Monk and Mr. Daniel Russell.

    Ms. Sweeney

        Allied Capital entered into a retention agreement effective May 13, 2009 with Ms. Sweeney. The agreement has a three-year term and provides that if Ms. Sweeney's service as Managing Director and Senior Advisor to the Chief Executive Officer is terminated by Allied Capital without cause, by Ms. Sweeney for good reason (which includes the occurrence of a change in control, such as the merger) or due to Ms. Sweeney's death or disability, she (or, in the case of her death, her estate) will be entitled to severance pay equal to the sum of her total base compensation and any special retention bonus that she would have received if her employment had continued from the termination date through May 13, 2012, plus an additional cash amount for the first full month after the termination date and for every following month through the last month of the term of the agreement.

        The retention agreement also provides that Ms. Sweeney is entitled to additional payments under other circumstances: (1) if there is a change in control of Allied Capital (as defined in the retention agreement) before May 13, 2011, the second anniversary of the effective date of the retention agreement, and Ms. Sweeney terminates her employment for good reason as a result of the change in control or if Ms. Sweeney's employment has previously been terminated by Allied Capital without cause or by Ms. Sweeney for good reason, she will receive a lump-sum payment of $2 million; and (2) if, before May 13, 2011, the second anniversary of the effective date of the retention agreement, Ms. Sweeney's employment is terminated by Allied Capital without cause or by Ms. Sweeney for a good reason other than good reason due to a change in control and Ms. Sweeney also ceases to be a member of the board of directors other than due to her resignation, death or disability, she will receive a lump-sum payment of $1 million. The total amount payable pursuant to (1) and (2) above will not exceed $2 million.

        Between May 13, 2011 and May 13, 2012, if there has not been a change in control that would entitle Ms. Sweeney to a payment pursuant to item (1) in the preceding paragraph, the retention agreement provides for the following payments: (A) if there is a change in control on or after the second anniversary but before the third anniversary of the effective date of the retention agreement and Ms. Sweeney terminates her employment for good reason as a result of the change in control or her employment has previously been terminated by Allied Capital without cause or by Ms. Sweeney for good reason, she will receive a lump-sum payment of $1 million; and (B) if on or after the second anniversary of the effective date of the retention agreement but before the end of the term of her employment, Ms. Sweeney's employment is terminated by Allied Capital without cause or by Ms. Sweeney for a good reason other than good reason due to a change in control and Ms. Sweeney also ceases to be a member of the board of directors other than due to her resignation, death or disability, she will receive a lump-sum payment of $500,000. The total amount payable pursuant to items (A) and (B) will not exceed $1 million.

        The severance payments will generally be paid in a lump-sum within seven business days following the end of the six-month period after the termination date and any additional payments will generally be paid on the later of seven days following the end of the six-month period after the termination date or 30 days following the change in control. All payments are conditioned on Ms. Sweeney's execution of a general release of claims.

    Messrs. Russell and Monk

        Allied Capital entered into retention agreements on March 3, 2009 with 18 officers, including Messrs. Russell and Monk, which expire on December 31, 2011. These agreements provide that, in the event of a termination of the executive officer's employment by Allied Capital or its successor, other than for cause, or a termination of employment by the executive officer for good reason, in each case, within 90 days before or 18 months following a change of control of Allied Capital (including the merger), the executive officer will receive a retention award to be paid in a lump sum on the first business day after the six-month period following their separation from service. Allied Capital would also be required to pay for health care continuation coverage until the earlier of 12 months after the separation from service or the executive officer becoming employed by a new employer.

  Potential Payments Under Employment and Retention Agreements

        The following tables quantify the potential payments and benefits upon termination of employment with Allied Capital for each NEO, assuming the NEO's employment terminated on [    •    ], 2010. Due to the number of factors that affect these calculations, including the price of Allied Capital common stock, any actual amounts paid or distributed may be different.

        In addition to the potential payments set forth above, Allied Capital may be required to pay up to $[    •    ] to certain of its executive officers, other than its NEOs, pursuant to the terms of the retention agreements entered into on March 3, 2009 and discussed above.

        In connection with the negotiations with respect to the merger, it was determined that amounts to be paid by Allied Capital to certain employees, including its NEOs, under the terms of the employment and retention agreements, would not exceed $30.3 million in the aggregate. As a result, certain executive officers, including Allied Capital's NEOs, agreed to reduce the amount of the payments that otherwise might have been payable under the terms of the employment and retention agreements by an

aggregate of $[    •    ]. The amounts shown in the tables below reflect these reductions in respect of the NEOs.

Termination Scenarios
John M. Scheurer	By Executive For Good Reason or By Allied Capital Without Cause	Change in Control
Cash Payments	$	$
Accelerated Vesting of Option Awards	$	$
Continued Benefits	$	$
Total	$	$

Termination Scenarios
William L. Walton	By Executive For Good Reason or By Allied Capital Without Cause	Change in Control
Cash Payments	$	$
Accelerated Vesting of Option Awards	$	$
Continued Benefits	$	$
Total	$	$

Termination Scenarios
Penni F. Roll	By Executive For Good Reason or By Allied Capital Without Cause	Change in Control
Cash Payments	$	$
Accelerated Vesting of Option Awards	$	$
Continued Benefits	$	$
Total	$	$

Termination Scenarios
Joan M. Sweeney	By Executive For Good Reason or By Allied Capital Without Cause	Change in Control
Cash Payments	$	$
Accelerated Vesting of Option Awards	$	$
Continued Benefits	$	$
Total	$	$

Termination Scenarios
Daniel L. Russell	By Executive For Good Reason or By Allied Capital Without Cause	Change in Control
Cash Payments	$	$
Accelerated Vesting of Option Awards	$	$
Continued Benefits	$	$
Total	$	$

Termination Scenarios
Robert M. Monk	By Executive For Good Reason or By Allied Capital Without Cause	Change in Control
Cash Payments	$	$
Accelerated Vesting of Option Awards	$	$
Continued Benefits	$	$
Total	$	$

        The foregoing estimates are based on a number of assumptions. Facts and circumstances at the time of any change in control transaction or any termination thereafter, as well as changes in the applicable officer's compensation history preceding such a transaction and/or a qualifying termination thereafter, could materially impact the amounts to be paid.

  Additional Severance Payments to Allied Capital Employees

        The merger agreement provides for certain additional severance payments to be made to Allied Capital's non-executive officer employees who do not have severance payments under the employment agreements or the retention agreements discussed above and who are employed by Allied Capital on the closing date of the merger and: (1) who are not offered employment with Ares Capital or one of its affiliates; or (2) who are offered employment with Ares Capital or one of its affiliates but whose employment is terminated without cause within the 12-month period following the closing date. The severance payable, which will vary based upon the employee's years of service and seniority, will range from a minimum of six weeks for employees below the level of vice president to a maximum of 32 weeks for managing directors, for a total cost that is estimated not to exceed $ 2.2 million. Any severance and benefit payments will be made in a single lump sum and are conditioned upon the signing of a waiver and release of claims.

  Indemnification and Insurance

        Following the effective time, Ares Capital will, to the fullest extent permitted under applicable law, indemnify, defend and hold harmless and advance expenses to the present and former directors and officers of Allied Capital or any of its consolidated subsidiaries, and any such person presently or formerly serving at the request of Allied Capital or any of its consolidated subsidiaries as a director, officer, employee, trustee or fiduciary of any other person or entity or under or with respect to any employee benefit plan, against all costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, penalties, amounts paid in settlement or other liabilities incurred in connection with any proceeding or claim arising out of actions or omissions occurring at or prior to the effective time, including the merger.

        In addition, at the effective time, Ares Capital will automatically, fully, unconditionally and irrevocably assume and agree to perform and discharge all of the obligations of Allied Capital under each indemnification agreement between Allied Capital and certain of its current and former directors and officers and any other similar agreements.

        The merger agreement requires Ares Capital to maintain for a period of six years following the effective time a directors' and officers' liability insurance policy covering the present and former officers and directors of Allied Capital or any of its consolidated subsidiaries, containing identical or better coverage and amounts and terms and conditions no less advantageous as that coverage currently provided by Allied Capital's current policies, except that Ares Capital is not required to expend more than 200% of the current amount expended by Allied Capital for its policies for a twelve-month period. If Ares Capital is unable to maintain or obtain such a policy, Ares Capital must use its reasonable best efforts to obtain as much comparable insurance as is available for 200% of Allied Capital's current premium for a twelve-month period. Ares Capital may fulfill its obligation to maintain a directors' and officers' liability insurance policy covering the present and former officers and directors of Allied Capital by purchasing a directors' and officers' insurance policy or a "tail" policy under Allied Capital's current directors' and officers' liability insurance policy provided that such policy: (1) has an effective term of six years from the effective time; (2) covers those individuals who are covered by Allied Capital's current policy and for actions and omissions occurring on or prior to the effective time; and (3) contains terms with respect to coverage and amounts that are identical or better than those contained in Allied Capital's current policy. If Allied Capital elects to purchase such a tail policy, then Ares Capital's obligations will be deemed to have been satisfied.

  Ares Capital Board Position

        Upon completion of the merger, the members of Ares Capital's board of directors will continue as directors of Ares Capital. However, at the effective time, Ares Capital's board of directors will be increased by at least one member and Ares Capital will submit the name of one member of Allied Capital's board of directors for consideration to Ares Capital's nominating and governance committee to fill the vacancy. It is expected that Ares Capital will recommend [    •    ] to Ares Capital's nominating and governance committee for consideration to fill the vacancy.
  Future Employment and Benefits

        On or prior to the closing date, Ares Capital or its affiliates may, but are not under any obligation to, make an offer of employment, effective as of the effective time or thereafter, or hire any of the employees, officers, directors or consultants of Allied Capital who are actively employed with Allied Capital immediately prior to the effective time. Ares Capital or its controlled affiliates shall determine, in its or their discretion, the terms and conditions of employment to be offered to any such individuals and are under no obligation to employ any such individuals for any particular period of time. Except as otherwise directed by Ares Capital, Allied Capital will cause the employment or services of all employees, officers, directors or consultants of Allied Capital and its consolidated subsidiaries to be terminated immediately prior to the effective time.

        Any employee benefit plans in which any employees, officers, directors or consultants of Allied Capital who continue employment with Ares Capital or one of its controlled affiliates are eligible to participate will take into account, for purposes of eligibility, vesting and benefit accrual thereunder, service by such individuals with Allied Capital and its affiliates as if such service were with Ares Capital or its controlled affiliates, to the same extent such service was credited under a comparable Allied Capital employee benefit plan (other than for purposes of benefit accruals under defined benefit pension plans). In addition, for any Allied Capital employee, officer, director or consultant who continues employment with Ares Capital or one of its controlled affiliates, Ares Capital has agreed to, or to cause its controlled affiliate to: (1) waive any preexisting condition limitations otherwise applicable to such individual and their eligible dependents under any benefit plan of Ares Capital or its controlled affiliates that provides health or medical benefits in which such individual may be eligible to participate following the closing, (2) honor any deductible, co-payment and out-of-pocket maximums incurred by any such individual and their eligible dependents under the health plans in which they participated immediately prior to the closing and (3) waive any waiting period limitation or evidence of insurability requirement that would otherwise be applicable to any individual and their eligible dependents on or after the closing. See "Description of the Merger Agreement—Additional Covenants Pending Completion of the Merger."

        Not later than 10 business days prior to and contingent on the effective time, Allied Capital will terminate all of the employee benefit plans maintained by it or any of its consolidated subsidiaries subject to the requirements of Sections 401(a) and 409A of the Code, unless Ares Capital provides notice to Allied Capital at least 10 business days before the effective time that such plan or agreement should not be terminated or to the extent there is an obligation to make a payment under any employment or retention agreement or pursuant to the merger agreement. Payments in respect of any such terminated benefit plans will be made at the effective time to the extent permitted by Sections 401(a) and 409A of the Code. To the extent payment at the effective time is not permitted by Sections 401(a) and 409A of the Code, Allied Capital will vest payments and benefits under its employee benefit plans and payments and benefits under employment or retention agreements for employees who will not continue to be employed by Ares Capital or its controlled affiliates. Notwithstanding the foregoing, Allied Capital will not be required to terminate: (1) any obligation it has to make payments under any employment or retention agreements or payments otherwise provided for in the merger agreement; or (2) any employee benefit plan identified by Ares Capital at least 10 business days prior to the closing.

        To the extent permitted by Section 409A of the Code, Allied Capital intends to establish and fund a rabbi trust or similar funding arrangement for any payments in respect of terminated employee benefit plans or employment or retention agreements not made at the closing, which payments will be distributed at the earliest time permitted in accordance with the terms of such underlying Allied Capital employee benefit plans and the requirements of Section 409A of the Code. The rabbi trust will provide that, upon satisfaction of all amounts, the remainder will revert to Ares Capital.

        With respect to health benefits, the merger agreement also provides that Ares Capital or its controlled affiliates, to the extent possible, will continue, or cause to be continued for the duration of the applicable COBRA continuation period, the level of health and medical benefits of the employees, officers, directors and consultants of Allied Capital and its consolidated subsidiaries; provided, that if it is not possible for Ares Capital or its controlled affiliates to continue the Allied Capital health plans as a result of their termination, Ares Capital or its controlled affiliate shall either (1) use commercially reasonable efforts to obtain replacement arrangements that replicate the Allied Capital health plans or (2) cause such benefits to be provided pursuant to the health and medical benefit arrangements of a controlled affiliate that most closely approximate the benefits provided pursuant to the Allied Capital health plans.

        At or prior to the effective time, Allied Capital will take all necessary action to cause the account balances or accrued benefits of its employees, officers, directors and consultants under the Allied Capital 401(k) Plan to be fully vested and non-forfeitable as of, and contingent on, the closing date.

Interests of Ares Capital's Investment Adviser in the Merger

        Ares Capital's investment adviser, Ares Capital Management, has financial interests in the merger that are different from, and/or in addition to, the interests of Ares Capital's stockholders. For example, Ares Capital Management's management fee is based on a percentage of Ares Capital's total assets. Because total assets under management will increase as a result of the merger, the dollar amount of Ares Capital Management's management fee will increase as a result of the merger. In addition, the incentive fee payable by Ares Capital to Ares Capital Management may be positively impacted as a result of the merger. See "Unaudited Pro Forma Condensed Consolidated Financial Statements."

        Ares Capital Management has committed to defer, subject to any required approvals, up to $15 million in base management and incentive fees for each of the first two years following the merger if certain earnings targets are not met.

Litigation Relating to the Merger

        Allied Capital and Ares Capital are aware that a number of lawsuits have been filed by stockholders of Allied Capital challenging the merger. The suits are filed either as putative stockholder class actions, stockholder derivative actions or both. All of the actions assert similar claims against the members of Allied Capital's board of directors alleging that the merger agreement is the product of a flawed sales process and that Allied Capital's directors breached their fiduciary duties by agreeing to a structure that was not designed to maximize the value of Allied Capital's stockholders and by failing to adequately value and obtain fair consideration for Allied Capital's shares. They also claim that Ares Capital (and, in several cases, Merger Sub, and, in several other cases, Allied Capital) aided and abetted the directors' alleged breaches of fiduciary duties. All of the actions demand, among other things, a preliminary and permanent injunction enjoining the merger and rescinding the transaction or any part thereof that may be implemented.

Regulatory Approvals Required for the Merger

        Completion of the merger is subject to prior receipt of all approvals and consents required to be obtained from applicable governmental and regulatory authorities to complete the merger. Ares Capital and Allied Capital have agreed to cooperate and use all reasonable best efforts to obtain all permits, consents, approvals and authorizations from any governmental or regulatory authority necessary to consummate the transactions contemplated by the merger agreement as promptly as practicable.

        There can be no assurance that such regulatory approvals will be obtained, that such approvals will be received on a timely basis or that such approvals will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of Ares Capital following completion of the merger.

        Each of Ares Capital and Allied Capital filed notifications of the merger under the provisions of the HSR Act with the Antitrust Division of the United States Department of Justice and the United States Federal Trade Commission on November 16, 2009. Early termination of the HSR waiting period was granted to each of Ares Capital and Allied Capital on December 1, 2009.

        Ares Capital and Allied Capital are not aware of any governmental approvals or compliance with applicable laws and regulations that are required for the merger to become effective other than filings with NASDAQ regarding the listing of additional shares and filings with the SEC regarding this document. Ares Capital and Allied Capital intend to seek any other approvals required to complete the merger. There can be no assurance, however, that any such approvals will be obtained.

Third Party Consents Required for the Merger

        Ares Capital's obligation to complete the merger is subject to the prior receipt of all approvals and consents required to be obtained from applicable agents, lenders, noteholders and other parties with respect to (1) Ares Capital's Credit Facility, CP Funding Facility, CP Funding II Facility and Debt Securitization and (2) Allied Capital's private notes and bank facility. If the merger agreement is terminated because the merger has not occurred by June 30, 2010 by reason of the fact that such consents have not been obtained and all of Ares Capital's other closing conditions have been satisfied, then Ares Capital will be required to pay Allied Capital a reverse termination fee of $30 million.

        Allied Capital and Ares Capital have each agreed that they will, and will cause their representatives to, reasonably cooperate (to the extent commercially reasonable) in connection with obtaining such financing consents or any restructuring of any outstanding debt of Allied Capital, Ares Capital or their respective consolidated subsidiaries or, in the circumstance where such financing consents cannot be obtained, obtaining any replacement, amended, modified or alternative financing. Neither Allied Capital nor Ares Capital is required to make payments or provide other consideration for the repayment, restructuring or amendment of terms of indebtedness in connection with the merger in order to obtain such financing consents, other than customary consent fees required in connection with the change of control.

        Ares Capital currently intends to (1) increase the maximum amount available under its Credit Facility from $525 million to up to at least $700 million, (2) seek consents permitting the merger under its CP Funding Facility and its CP Funding II Facility, (3) seek rating agency confirmation with respect to its Debt Securitization, (4) refinance or seek consents in respect of the merger with respect to Allied Capital's private notes, (5) assume Allied Capital's public notes pursuant to a supplemental indenture satisfactory to the trustee thereof and (6) retire Allied Capital's bank credit facility.

        There can be no assurance that any such confirmations, approvals or consents will be obtained or that any refinancings will be completed on a timely basis or at all or that such confirmations, approvals, consents or refinanced debt facilities will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of Ares Capital following completion of the merger.

        Ares Capital and Allied Capital are not aware of any approvals, confirmations or consents with respect to the existing debt of Ares Capital or Allied Capital that are required for the merger to become effective other than those described above. Ares Capital and Allied Capital intend to seek any other approval, confirmation or consent required to complete the merger. There can be no assurance, however, that any such approvals, confirmations or consents will be obtained.

        Although not a condition to either Allied Capital's or Ares Capital's obligation to complete the merger, certain agreements of Allied Capital and Ares Capital or their controlled affiliates, including with respect to certain managed funds of Allied Capital and its affiliates, will or may require the consent of one or more counter-parties in connection with the merger or subsequent combination. The failure to obtain any such consent may permit such counter-parties to terminate, or otherwise increase their rights or Allied Capital or Ares Capital's obligations under, such agreements because the merger may violate an anti-assignment, change of control or similar provision. If this happens, Ares Capital may have to seek to replace that agreement with a new agreement or seek a waiver or amendment to such agreement. Allied Capital and Ares Capital cannot assure you that Ares Capital will be able to replace, amend or obtain a waiver under any such agreement on comparable terms or at all.

Public Trading Markets

        Ares Capital common stock trades on NASDAQ under the symbol "ARCC." Allied Capital common stock trades on the NYSE and NASDAQ under the symbol "ALD." Allied Capital has public unsecured notes that trade on the NYSE under the symbol "AFC." Upon completion of the merger and subsequent combination, Allied Capital common stock will be delisted from the NYSE and NASDAQ and thereafter will be deregistered under the Exchange Act. The Ares Capital common stock issuable in the merger will be listed on NASDAQ.

Board of Directors and Management of Ares Capital Following Completion of the Merger

        Upon completion of the merger and subsequent combination, the current directors and officers of Ares Capital are expected to continue in their current positions and Ares Capital's investment adviser, Ares Capital Management, will continue to externally manage it. At the effective time, Ares Capital's board of directors will be increased by at least one member and Ares Capital will submit the name of one member of Allied Capital's board of directors for consideration to Ares Capital's nominating and governance committee to fill the vacancy.

        Information about the current Ares Capital directors and executive officers can be found in "Management of Ares Capital."

DESCRIPTION OF THE MERGER AGREEMENT

        The following summary, which includes the material terms of the merger agreement, is qualified by reference to the complete text of the merger agreement, which is attached as Annex A to this document and is incorporated by reference in this document.

Structure of the Merger

        Subject to the terms and conditions of the merger agreement, the transactions contemplated by the merger agreement will be accomplished in two steps. In the first step, Merger Sub will merge with and into Allied Capital and the separate corporate existence of Merger Sub will cease. Immediately thereafter, in the subsequent combination, Allied Capital will merge with and into Ares Capital and the separate corporate existence of Allied Capital will cease. Ares Capital will be the surviving entity of the subsequent combination and Ares Capital will succeed to and assume all the rights and obligations of Allied Capital and will continue its existence as a corporation under Maryland state law.

Closing; Completion of the Proposed Merger

        The completion of the merger will occur three business days after the satisfaction or waiver of the conditions set forth in the merger agreement or at another time as may be agreed to in writing by Ares Capital and Allied Capital. If the merger and the merger agreement is approved at the Allied Capital special meeting and the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement is approved at the Ares Capital special meeting, and other conditions to the merger are satisfied or waived, Ares Capital and Allied Capital expect to complete the merger by the end of the first quarter of 2010.

Merger Consideration

        If the merger is consummated, each share of Allied Capital common stock outstanding immediately prior to the effective time will be converted into the right to receive 0.325 of a share of Ares Capital common stock, subject to the payment of cash instead of fractional shares. If the number of shares of Ares Capital common stock have themselves been increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend (other than as a result of shares delivered pursuant to Ares Capital's dividend reinvestment plan) or dividend payable in any other securities is declared with a record date prior to the effective time, or if any other similar event occurs, the exchange ratio will be appropriately adjusted to provide to the holders of the Allied Capital common stock and Allied Capital common stock options the same economic effect as contemplated by the merger agreement prior to such event. Holders of shares of Allied Capital common stock will not receive any fractional shares of Ares Capital common stock in the merger. Instead, each Allied Capital stockholder will be paid an amount in cash, without interest, equal to the product of (1) such fractional share multiplied by (2) $3.47.

Dividends and Distributions

        No dividends or other distributions with respect to shares of Ares Capital common stock will be paid to any former Allied Capital stockholders who held their shares in certificated form and who have not surrendered their certificates to the exchange agent for shares of Ares Capital common stock until such certificates are surrendered in accordance with the letter of transmittal. Following the surrender of any such certificates in accordance with the letter of transmittal, the record holders of such certificates shall be entitled to receive, without interest, the amount of dividends or other distributions with a record date after the effective time payable with respect to shares of Ares Capital common stock exchangeable for such certificates and not previously paid.

 Treatment of Allied Capital Stock Options

        Prior to the closing date and contingent upon the merger occurring, Allied Capital's board of directors will cause all outstanding unvested and unexercisable options to purchase shares of Allied Capital common stock issued pursuant to the Stock Option Plan to become fully vested and exercisable. At least three business days prior to the effective time, such option holders will have the opportunity to exercise some or all of their outstanding stock options to purchase shares of Allied Capital common stock, contingent on the closing of the merger. The shares of Allied Capital common stock acquired upon such exercise will be converted at the effective time into the right to receive the merger consideration.

        At the effective time, each Allied Capital stock option, whether vested or unvested, that has not been exercised will be cancelled and if the exercise price of such option is less than the product of (1) the average closing price per share of Ares Capital common stock for the five consecutive trading days immediately preceding the closing, or the "Ares Capital average closing price," multiplied by (2) the exchange ratio of 0.325 (such amount, the "option closing amount"), then the holder of such option will have the right to receive, at their election:

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  a lump sum cash amount equal to the product of (1) the excess of the option closing amount over the exercise price per share for such option multiplied by (2) the total number of shares of Allied Capital common stock subject to such option, less applicable withholdings; or

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  a number of shares of Ares Capital common stock equal to (1) the product of (a) the total number of shares of Allied Capital common stock subject to such option multiplied by (b) the excess of the option closing amount over the exercise price per share for such option, less applicable withholdings, divided by (2) the Ares Capital average closing price.

        Holders electing to receive shares of Ares Capital common stock will receive cash (without interest) instead of fractional shares in an amount equal to the product of (1) such fractional share multiplied by (2) the Ares Capital average closing price.

        Any holder that fails to make such election will be deemed to have made an election to receive shares of Ares Capital common stock. Any previously unpaid dividends or other distributions payable on Ares Capital common stock acquired upon such exercise, with a record date after the effective time, will be paid to such option holders.

        Pursuant to the merger agreement, Allied Capital will terminate the Stock Option Plan as of the effective time.

Conversion of Shares; Exchange of Shares

        At the effective time, the shares of Allied Capital common stock existing prior to the merger will no longer be outstanding and will automatically be cancelled and cease to exist and each certificate previously representing any such shares will thereafter represent only the right to receive the merger consideration and, without interest, cash instead of fractional shares and any previously unpaid dividends or other distributions payable with respect to the shares of Ares Capital common stock exchangeable for such certificate and with a record date after the effective time.

        After the effective time, no further registration of transfers on the stock transfer books of Allied Capital, other than to settle transfers that occurred prior to the effective time, will occur. If, after the effective time, certificates representing shares of Allied Capital common stock are presented for transfer to the exchange agent, they will be cancelled and exchanged for the merger consideration and, without interest, any cash instead of fractional shares of Ares Capital common stock and any previously unpaid dividends or distributions on Ares Capital common stock with a record date after the effective time, all in accordance with the merger agreement.

 Letter of Transmittal

        As soon as reasonably practicable after the effective time, but in any event within five business days, the exchange agent will mail to each record holder of Allied Capital common stock immediately prior to the effective time who held their shares in certificated form a letter of transmittal and instructions for use in surrendering their certificate(s) in exchange for the merger consideration and, without interest, cash instead of fractional shares and any previously unpaid dividends or other distributions payable with respect to the shares of Ares Capital common stock exchangeable for such certificate(s) and with a record date after the effective time. Delivery will only be effected, and risk of loss and title to certificate(s) will only pass, upon delivery of certificate(s) (or affidavits of loss in lieu of such certificate(s)) to the exchange agent in the manner set forth in such letter of transmittal and instructions.

        Holders of Allied Capital common stock should not submit their Allied Capital stock certificates for exchange until they receive the letter of transmittal and instructions from the exchange agent.

        If a certificate for Allied Capital common stock has been lost, stolen or destroyed, upon the making of an affidavit by such holder and, if reasonably required by Ares Capital or the exchange agent, the posting of a bond in such amount as Ares Capital may determine is reasonably necessary as indemnity, the exchange agent will issue the merger consideration and, without interest, cash instead of fractional shares and any previously unpaid dividends or other distributions payable with respect to the shares of Ares Capital common stock exchangeable for such certificate and with a record date after the effective time.

        Former Allied Capital stockholders who held their shares in uncertificated form will receive a confirmation as to the Ares Capital common stock issued in exchange for such Allied Capital common stock and cash instead of fractional shares without any action on the part of such holders.

        Shares of Ares Capital common stock will be issued in book entry (i.e., uncertificated) form only. No physical certificates will be issued in connection with the merger. In lieu of physical certificates, the exchange agent will send to each person who has surrendered Allied Capital stock certificates, together with a properly completed transmittal letter, a confirmation containing the information required under Maryland law regarding the Ares Capital common stock issued to such person, including the name of the issuer (Ares Capital) and the number of shares of Ares Capital common stock issued.

Withholding

        Ares Capital or the exchange agent will be entitled to deduct and withhold from any amounts payable to any Allied Capital stockholder such amounts as it determines in good faith are required to be deducted and withheld with respect to the making of such payment under applicable tax laws. If the exchange agent withholds any amounts, these amounts will be treated as having been paid to the stockholders from whom they were withheld.

Representations and Warranties

        The merger agreement contains customary representations and warranties of Allied Capital and Ares Capital relating to their respective businesses. With the exception of certain representations that must be true and correct in all or virtually all respects, or in all material respects, no representation or warranty will be deemed untrue, and neither party will be deemed to have breached a representation or warranty, as a consequence of the existence of any fact, event or circumstance unless such fact, circumstance or event, individually or when taken together with all other facts, events or circumstances inconsistent with any representation made by such party (without considering "materiality" or "material adverse effect" qualifications), has had or is reasonably likely to have a material adverse effect on (1) the business, operations, condition (financial or otherwise) or results of operations of such party and its consolidated subsidiaries, taken as a whole, or (2) the ability of such party to timely consummate the merger and the other transactions contemplated by the merger agreement.

        In determining whether a material adverse effect has occurred or is reasonably likely to occur, the parties will disregard (A) any effects resulting, directly or indirectly, from (1) changes in general economic, social or political conditions or the securities, credit or financial markets in general, (2) general changes or developments in the industries in which such party and its consolidated subsidiaries operate, including general changes in law across such industries or geographic areas, except, in the case of (1) and (2), to the extent such changes or developments would reasonably be expected to have a materially disproportionate adverse impact on such party and its consolidated subsidiaries, taken as a whole, relative to other participants in the industries and in the geographic markets in which such party conducts its businesses, after taking into account the size of such party relative to such other participants, (3) the announcement of the merger agreement or the transactions contemplated thereby or the identities of the parties to the merger agreement, (4) any actions or omissions of a party taken with the prior written consent of the other party or any actions taken by the parties mutually or (B) any failure to meet internal projections for any period or any decline in the price of shares of the parties' common stock.

        The representations and warranties in the merger agreement do not survive the completion of the merger.

        The merger agreement contains customary representations and warranties by each of Ares Capital and Allied Capital, subject to specified exceptions and qualifications, relating to, among other things:

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  corporate organization, including incorporation and qualification;

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  its consolidated subsidiaries;

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  capitalization;

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  power and authority to execute, deliver and perform its obligations under the merger agreement;

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  the absence of violations of (1) organizational documents, (2) material laws or orders or (3) material permits, contracts or other obligations;

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  stockholder vote requirement;

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  required government filings and consents;

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  financial reports and regulatory documents;

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  financial statements, internal controls and disclosure controls and procedures;

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  broker's fees payable in connection with the merger;

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  absence of certain changes and actions since September 30, 2009;

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  compliance with applicable law;

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  regulatory investigations and orders;

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  the receipt of financial advisors' opinions;

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  the accuracy and completeness of information supplied for inclusion in this document and other governmental filings in connection with the transactions contemplated by the merger agreement;

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  tax matters;

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  absence of certain litigation, orders or investigations;

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  employment and labor matters, including with respect to any employee benefit plans;

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  material contracts and certain other types of contracts;

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  insurance coverage;

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  title to investment assets;

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  intellectual property matters;

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  environmental matters; and

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  owned and leased properties.

        Allied Capital has also made certain representations and warranties to Ares Capital regarding the inapplicability of state takeover laws and absence of appraisal rights and certain of its controlled portfolio companies.

        Ares Capital has also made certain representations and warranties to Allied Capital regarding its investment adviser and its administrator.

        The representations and warranties described above and included in the merger agreement were made by each of Allied Capital and Ares Capital to the other. These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by Allied Capital and Ares Capital in connection with negotiating the terms of the merger agreement and may have been included in the merger agreement for the purpose of allocating risk between Allied Capital and Ares Capital rather than to establish matters as facts. The merger agreement is described in, and included as Annex A to, this document only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding Allied Capital, Ares Capital or their respective businesses. Accordingly, the representations and warranties and other provisions of the merger agreement should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this document.

Conduct of Business Pending Completion of the Merger

        Each of Allied Capital and Ares Capital has undertaken customary covenants that place restrictions on it and its consolidated subsidiaries until completion of the merger. In general, each of Allied Capital and Ares Capital has agreed that before the completion of the merger, except as contemplated by the merger agreement and subject to certain agreed upon exceptions, it will, and will cause its consolidated subsidiaries to:

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  conduct its business in the ordinary course of business consistent with past practice;

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  use reasonable best efforts to preserve intact its business organization, listing exchange status and advantageous business relationships; and

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  use reasonable best efforts to maintain in effect all required material permits.

        In addition, before the completion of the merger, Allied Capital has agreed that, subject to applicable law and certain agreed upon exceptions and except as expressly contemplated by the merger agreement, without the prior written consent of Ares Capital, it will not, and will not permit its consolidated subsidiaries to, among other things, directly or indirectly:

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  issue, sell, grant or otherwise permit to become outstanding, or dispose of or encumber or authorize the creation of, or amend the terms of: (1) any shares of its capital stock; (2) any voting debt or other voting securities; (3) any securities convertible into or exercisable or exchangeable for, or any other rights to acquire, any such shares or other securities; or (4) any "phantom" stock, "phantom" stock rights, stock appreciation rights or stock-based performance units;

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  (1) make, declare or pay any dividend or distribution on or in respect of any shares of its capital stock or the capital stock of any of its consolidated subsidiaries (in whatever form); (2) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue any other securities in respect of shares of its capital stock; or (3) purchase, redeem or otherwise acquire, any shares of its capital stock or the capital stock of any of its consolidated subsidiaries or any other securities;

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  sell, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except as set forth in the disclosure schedule to the merger agreement and except in the ordinary course of business and in an aggregate amount not to exceed $500,000 or encumbrances required to secure certain outstanding debt pursuant to the terms of such debt as in effect on the date of the merger agreement;

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  acquire (other than by way of foreclosures or acquisitions of control in a fiduciary or similar capacity or in satisfaction of debts previously contracted in good faith, in each case, in the ordinary course of business) all or any portion of the assets, business, deposits or properties of any other person or entity or make any other investments, except in a transaction conducted in the ordinary course of business and in an amount that individually or together with other such transactions does not exceed $500,000;

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  amend its organizational documents;

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  implement any change in its tax or financial accounting principles, practices or methods, except as required by law, GAAP or regulatory requirements;

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  except as required under applicable law or the terms of any employee benefit plan, (1) increase the compensation or benefits of any current or former employee, officer, director or consultant; (2) pay any current or former employee, officer, director or consultant any amount or increase any rights not required by any current plan, program or agreement unless in connection with ordinary course payroll and expense reimbursement policies and procedures as in effect on the date of the merger agreement; (3) adopt, amend or terminate any stock option plan or other employee benefit plan or agreement or employment agreement with or for the benefit of any employee, officer, director or consultant; (4) accelerate the vesting of any stock-based compensation or other long-term incentive compensation under any employee benefit plan; (5) cause the funding of any rabbi trust or similar arrangement or take any action to fund or secure the payment of compensation or benefits under any employee benefit plan; or (6) enter into any employment, consulting, indemnification, severance or termination contract with any employee, officer, director or consultant (other than immaterial at will employment arrangements);

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  take (or knowingly fail to take) any action that would, or would reasonably be expected to, prevent the merger from qualifying as a "reorganization" under Section 368(a) of the Code;

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  incur any indebtedness for borrowed money, or guarantee any such indebtedness of another person or entity, issue or sell any debt securities or warrants or other rights to acquire any of its debt securities or the debt securities of any consolidated subsidiary, enter into any "keep well" or other agreement to maintain any financial statement condition of another person or entity or enter into any arrangement having the economic effect of any of the foregoing, except for draw downs with respect to existing credit facilities in the ordinary course of business;

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  make any loans, advances or investments in any other person or entity;

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  make or agree to make any expenditure in the aggregate in excess of $100,000;

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  file or amend any tax return other than in the ordinary course of business; make, change or revoke any tax election or settle or compromise any material tax liability or refund;

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  take (or knowingly fail to take) any action that is reasonably likely to cause Allied Capital REIT, Inc. to fail to qualify as a "real estate investment trust" under the Code;

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  enter into any new line of business;

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  terminate, enter into, modify or renew certain material contracts other than in the ordinary course of business consistent with past practice in a manner materially adverse to Allied Capital or its consolidated subsidiaries, as applicable;

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  settle certain material claims and proceedings;

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  pay, discharge or satisfy any indebtedness for borrowed money other than as required pursuant to the terms of certain outstanding debt as in effect on the date of the merger agreement; cancel any material indebtedness or waive or amend any claims or rights of substantial value (other than in accordance with ordinary course restructurings of portfolio companies in an aggregate amount not to exceed $1 million) or waive any material benefits of, or agree to modify in any material manner, any confidentiality (other than in the ordinary course of business) or standstill or similar agreements;

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  merge or consolidate Allied Capital or any of its subsidiaries with any entity or adopt a plan of liquidation, dissolution, restructuring, recapitalization or other reorganization; or

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  agree to take, make any commitment to take or adopt any resolutions of its board of directors in support of any of the foregoing actions.

        In addition, before the completion of the merger, Ares Capital has agreed, subject to applicable law and certain agreed upon exceptions and except as expressly contemplated by the merger agreement, it will not, and will not permit its consolidated subsidiaries to, among other things, directly or indirectly:

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  issue, sell, grant, dispose of or encumber any shares of its capital stock, other than (1) shares in an aggregate amount not to exceed $150 million aggregate value on or before March 31, 2010 and at a price no less than 80% of net asset value, (2) after March 31, 2010, shares in an aggregate amount not to exceed $400 million aggregate value (including any value represented by shares issued under (1) above prior to March 31, 2010) and at a price no less than 90% of net asset value, (3) shares at a price per share greater than the net asset value per share of Ares Capital common stock or (4) shares of its capital stock other than common stock;

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  make, declare, pay or set aside any dividend or distribution on or in respect of, any shares of its capital stock or the capital stock of any of its consolidated subsidiaries (in whatever form), other than in the ordinary course of business;

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  amend its organizational documents (other than to increase the number of shares of authorized Ares Capital common stock) in any manner that would reasonably be expected to be adverse to holders of Allied Capital common stock;

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  take (or knowingly fail to take) any action that would, or would reasonably be expected to, prevent the merger or subsequent combination from qualifying as a "reorganization" under Section 368(a) of the Code; or

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  agree to take, make any commitment to take or adopt any resolutions of its board of directors in support of any of the foregoing actions.

        The merger agreement also contains covenants relating to the preparation of this document and the holding of the special meetings of Allied Capital and Ares Capital stockholders, access to information of the other company and obtaining certain managed fund consents, rating agency confirmations, approvals, notices and filings. Allied Capital and Ares Capital have also agreed to use their reasonable best efforts to promptly prepare all necessary documentation to effect all notices and filings and to obtain as promptly as practicable all third party and governmental permits, consents, approvals and authorizations necessary or advisable to consummate the transactions contemplated by the merger agreement. Allied Capital has also agreed to use its reasonable best efforts to modify an order issued by the SEC granting an exemption from Section 12(d)(3) of the Investment Company Act (Application No. 812-13561) so that it would apply to Ares Capital as its successor.

        In addition, Allied Capital and Ares Capital have each agreed that they will, and will cause their respective representatives to, reasonably cooperate (to the extent commercially reasonable) in connection with obtaining certain financing consents, any restructuring of any outstanding debt of Allied Capital, Ares Capital or their respective consolidated subsidiaries or, in the circumstance where the financing consents cannot be obtained, obtaining any replacement, amended, modified or alternative financing. Neither Allied Capital nor Ares Capital is required to make payments or provide other consideration for the repayment, restructuring or amendment of terms of indebtedness in connection with the merger in order to obtain the financing consents, other than customary consent fees required in connection with the change of control.

        Ares Capital has also agreed to use reasonable best efforts to cause the Ares Capital common stock to be issued in the merger to be approved for listing on NASDAQ.

Additional Covenants Pending Completion of the Merger

  Reasonable Best Efforts of Allied Capital and Ares Capital to Obtain Required Stockholder Votes

        Allied Capital has agreed to take all actions necessary to hold a meeting of its common stockholders as promptly as practicable (but in no event give notice later than 10 business days) following the date on which the SEC declares the registration statement, of which this document forms a part, effective for the purpose of obtaining common stockholder approval of the merger and the merger agreement. Subject to the following sentence, Allied Capital will use its reasonable best efforts to obtain such stockholder approval. Allied Capital's board of directors may withdraw, qualify or modify its recommendation that its common stockholders approve the merger and the merger agreement only if it determines, in good faith, after consultation with reputable outside legal counsel and financial advisors experienced in such matters, that such recommendation would be a breach of the duties of the directors under applicable law. As discussed below, additional requirements apply to any change in recommendation with respect to certain acquisition proposals. The board of directors of Allied Capital has unanimously approved the merger and the merger agreement and adopted resolutions directing that the merger and the merger agreement be submitted to Allied Capital stockholders for their consideration.

        Ares Capital has agreed to take all actions necessary to hold a meeting of its common stockholders as promptly as practicable (but in no event give notice later than 10 business days) following the date on which the SEC declares the registration statement, of which this document forms a part, effective for the purpose of obtaining common stockholder approval of the issuance of Ares Capital common stock in connection with the merger. Subject to the following sentence, Ares Capital will use its reasonable best efforts to obtain such stockholder approval. Ares Capital's board of directors may withdraw, qualify or modify its recommendation that its common stockholders approve the issuance of Ares Capital common stock in connection with the merger only if it determines, in good faith, after consultation with reputable outside legal counsel and financial advisors experienced in such matters, that such recommendation would be a breach of the duties of the directors under applicable law. The board of directors of Ares Capital has unanimously approved the issuance of Ares Capital common stock in connection with the merger and adopted resolutions directing that such matters be submitted to Ares Capital stockholders for their consideration.

  Employee Matters

        On or prior to the closing date, Ares Capital or its affiliates may, but are not under any obligation to, make an offer of employment, effective as of the effective time or thereafter, or hire any of the employees, officers, directors or consultants of Allied Capital who are actively employed with Allied Capital immediately prior to the effective time. Ares Capital or its controlled affiliates shall determine, in its or their discretion, the terms and conditions of employment to be offered to any such individuals and are under no obligation to employ any such individuals and for any particular period of time. Except as otherwise directed by Ares Capital, Allied Capital will cause the employment or services of all employees, officers, directors or consultants of Allied Capital and its consolidated subsidiaries to be terminated immediately prior to the effective time.

        Any Ares Capital employee benefit plans in which any employees, officers, directors or consultants of Allied Capital who continue employment with Ares Capital or one of its controlled affiliates are eligible to participate will take into account for purposes of eligibility, vesting and benefit accrual thereunder, service by such individuals with Allied Capital and its affiliates as if such service were with Ares Capital or its controlled affiliates, to the same extent such service was credited under a comparable Allied Capital employee benefit plan. In addition, for any Allied Capital employee, officer, director or consultant who continues employment with Ares Capital or one of its controlled affiliates after the effective time, Ares Capital has agreed to, or to cause its controlled affiliate to: (1) waive any preexisting condition, waiting period or evidence of insurability limitations for any employee benefit plans of Ares Capital or its controlled affiliate in which such persons are eligible to participate and (2) honor any deductible, co-payment and out-of-pocket maximums incurred by such persons (or their eligible dependents) under the health plans in which they participated immediately prior to the effective time.

        Not later than 10 business days prior to and contingent on the effective time, Allied Capital will terminate all of the employee benefit plans maintained by it or any of its consolidated subsidiaries subject to the requirements of Sections 401(a) and 409A of the Code. Payments in respect of any such terminated benefit plans will be made at the effective time to the extent permitted by Sections 401(a) and 409A of the Code. To the extent payment at the effective time is not permitted by Sections 401(a) and 409A of the Code, Allied Capital will vest payments and benefits under its employee benefit plans and payments and benefits under employment or retention agreements for employees who will not continue to be employed by Ares Capital or its controlled affiliates. These payments are described in more detail in the section of this document entitled "The Merger—Interests of Certain Persons Related to Allied Capital in the Merger." Notwithstanding the foregoing, Allied Capital will not be required to terminate (1) any obligation it has to make payments under any employment or retention agreements or payments otherwise provided for in the merger agreement or (2) any employee benefit plan identified by Ares Capital at least 10 business days prior to the closing.

        To the extent permitted by Section 409A of the Code, Allied Capital intends to establish and fund a rabbi trust or similar funding arrangement for any payments in respect of terminated employee benefit plans or employment or retention agreements not made at closing, which payments will be distributed at the earliest time permitted in accordance with the terms of such underlying employee benefit plans and the requirements of Section 409A of the Code. The rabbi trust will provide that, upon satisfaction of all amounts, the remainder will revert to Ares Capital.

        At or prior to the effective time, Allied Capital will take all necessary action to cause the account balances or accrued benefits of its employees, officers, directors and consultants under the Allied Capital 401(k) Plan to be fully vested and non-forfeitable as of, and contingent on, the closing date.

        With respect to health benefits, Ares Capital or its controlled affiliates, to the extent possible, will continue, or cause to be continued for the duration of the applicable COBRA continuation period, the level of health and medical benefits of the employees, officers, directors and consultants of Allied Capital and Allied Capital's consolidated subsidiaries; provided, that if it is not possible for Ares

Capital or its controlled affiliates to continue the Allied Capital health plans as a result of their termination, Ares Capital or its controlled affiliate shall either (1) use commercially reasonable efforts to obtain replacement arrangements that replicate the Allied Capital health plans or (2) cause such benefits to be provided pursuant to the health and medical benefit arrangements of a controlled affiliate that most closely approximate the benefits provided pursuant to the Allied Capital health plans.

        Ares Capital or Allied Capital may be required to make severance payments to employees of Allied Capital upon a change of control in accordance with certain existing employment and retention agreements. The merger agreement provides that these payments will not exceed $30.3 million in the aggregate. These payments are described in more detail in the section of this document entitled "The Merger—Interests of Certain Persons Related to Allied Capital in the Merger."

        In addition, Allied Capital is permitted to pay certain retention bonuses or annual bonuses and other miscellaneous transaction-related compensation. These payments are described in more detail in the section of this document entitled "The Merger—Interests of Certain Persons Related to Allied Capital in the Merger."

  Indemnification; Directors' and Officers' Insurance

        Following the effective time, Ares Capital will, to the fullest extent permitted under applicable law, indemnify, defend and hold harmless and advance expenses to the present and former directors and officers of Allied Capital or any of its consolidated subsidiaries, and any such person presently or formerly serving at the request of Allied Capital or any of its consolidated subsidiaries as a director, officer, employee, trustee or fiduciary of any other person or entity or under or with respect to any employee benefit plan, against all costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, penalties, amounts paid in settlement or other liabilities incurred in connection with any proceeding or claim arising out of actions or omissions occurring at or prior to the effective time, including the merger.

        The merger agreement requires Ares Capital to maintain for a period of six years following the effective time a directors' and officers' liability insurance policy covering the present and former officers and directors of Allied Capital or any of its consolidated subsidiaries, containing identical or better coverage and amounts and terms and conditions no less advantageous as that coverage currently provided by Allied Capital's current policies, except that Ares Capital is not required to expend more than 200% of the current amount expended by Allied Capital for its policies for a twelve-month period. If Ares Capital is unable to maintain or obtain such a policy, Ares Capital must use its reasonable best efforts to obtain as much comparable insurance as is available for 200% of Allied Capital's current premium for a twelve-month period. Ares Capital may fulfill its obligation to maintain a directors' and officers' liability insurance policy covering the present and former officers and directors of Allied Capital by purchasing a directors' and officers' insurance policy or a "tail" policy under Allied Capital's current directors' and officers' liability insurance policy provided that such policy: (1) has an effective term of six years from the effective time; (2) covers those individuals who are covered by Allied Capital's current policy and for actions and omissions occurring on or prior to the effective time; and (3) contains terms with respect to coverage and amounts that are identical or better than those contained in Allied Capital's current policy. If Allied Capital elects to purchase such a tail policy, then Ares Capital's obligations will be deemed to have been satisfied.

  No Solicitation by Allied Capital

        Allied Capital has agreed that it, its affiliates, consolidated subsidiaries and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents, collectively, "Representatives," will immediately cease and cause to be terminated immediately any discussions or negotiations with any parties that may be ongoing with respect to, or that are intended to or could reasonably be expected to lead to, a "Takeover Proposal" (as defined below). In addition, Allied Capital has agreed that, except as provided below, it and its affiliates, consolidated subsidiaries and its and their respective Representatives will not, (1) directly or indirectly solicit, initiate, induce, knowingly encourage or take any other action with the intent to solicit, initiate, induce or encourage (including by way of furnishing or disclosing information) any inquiries or the making or submission or implementation of any Takeover Proposal, (2) enter into any agreement, arrangement, discussions or understanding with respect to any Takeover Proposal or requiring it to abandon, terminate or fail to consummate, or that is intended to or would reasonably be expected to result in the failure to consummate the merger, (3) initiate or participate in any negotiations or discussions regarding, or furnish or disclose to any person or entity any information with respect to, any Takeover Proposal or take any other action to facilitate or in furtherance of any inquiries or the making of any Takeover Proposal or (4) grant any approval pursuant to any takeover statute to any person, entity or transaction or waiver or release under any standstill or any similar agreement with respect to equity securities of Allied Capital.

        Allied Capital has agreed to advise Ares Capital in writing of any request for information or any Takeover Proposal and the terms and conditions of such request or Takeover Proposal and keep Ares Capital informed on the status of any such request or Takeover Proposal and any and all discussions or negotiations with respect thereto.

        For purposes of the merger agreement, the term "Takeover Proposal" means any inquiry, proposal, discussions, negotiations or offer from any person or entity relating to any direct or indirect acquisition, including any merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction, of (1) assets or businesses that constitute or represent 20% or more of the total assets, net revenue or net income of Allied Capital and its consolidated subsidiaries, taken as a whole, or (2) 20% or more of the outstanding shares of capital stock of, or other equity or voting interests in, Allied Capital or in any of its consolidated subsidiaries directly or indirectly holding, individually or taken together, the assets or businesses referred to in (1) above, in each case other than the merger.

        If on or after the date of the merger agreement and at any time prior to the Allied Capital special meeting, (1) Allied Capital receives a bona fide unsolicited Takeover Proposal; (2) the board of directors of Allied Capital has determined in good faith, after consultation with reputable outside legal counsel and financial advisors experienced in such matters, that failure to consider such Takeover Proposal would be a breach of their duties under applicable law and such Takeover Proposal constitutes or is reasonably likely to result in a "Superior Proposal" (as defined below); and (3) Allied Capital gives Ares Capital at least two business days prior written notice of the identity of the person or entity making such Takeover Proposal, the terms and conditions of such Takeover Proposal and Allied Capital's intention to furnish information to, or participate in discussions or negotiations with, the person or entity making such Takeover Proposal, then Allied Capital may:

  •
  engage in negotiations or discussions with, and provide requested information to, such person or entity if Allied Capital (1) receives from such person or entity an executed confidentiality agreement with terms (including standstill) no less favorable to Allied Capital than those in its confidentiality agreement with Ares Capital and (2) provides Ares Capital a copy of all such information that has not previously been delivered to Ares Capital simultaneously with delivery to such person or entity; and

  •
  subject to fulfilling the requirements listed in the next paragraph, adopt, approve or recommend, or publicly propose to adopt, approve or recommend, including entering into an agreement, a Takeover Proposal.

        Upon any determination that a Takeover Proposal constitutes a Superior Proposal, Allied Capital must provide Ares Capital a written notice advising it that the board of directors of Allied Capital has received a Superior Proposal, specifying in reasonable detail the material terms and conditions of such Superior Proposal and identifying the person or entity making such Superior Proposal. Allied Capital must cooperate and negotiate in good faith with Ares Capital for five days to make such adjustments to the terms and conditions of the merger agreement as would enable Allied Capital to proceed with its recommendation of the merger. If Ares Capital does not make an offer that the board of directors of Allied Capital determines in its reasonable good faith judgment (after consultation with reputable outside legal counsel and financial advisors experienced in such matters) to be as favorable to the Allied Capital common stockholders, Allied Capital may terminate the merger agreement if it pays Ares Capital a $30 million termination fee.

        For purposes of the merger agreement, the term "Superior Proposal" means a bona fide written Takeover Proposal that was not knowingly solicited in violation of the merger agreement, made by a third party to purchase 80% of the outstanding equity securities of Allied Capital or at least 80% of the assets of Allied Capital on a consolidated basis (1) on terms that the Allied Capital board of directors determines in good faith (based on the written opinion, with only customary qualifications, of Allied Capital's independent financial advisor) to be superior for the stockholders of Allied Capital, taken as a group, from a financial point of view as compared to the merger (after giving effect to the payment of the $30 million reverse termination fee and any alternative proposed by Ares Capital), (2) that is reasonably likely to be consummated in a timely manner and (3) in respect of which any required financing has been determined in good faith by the Allied Capital board of directors (including a majority that are not "interested persons" as defined in the Investment Company Act) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

  Ares Capital's Recommendations

        If on or after the date of the merger agreement and at any time prior to the Ares Capital special meeting, the board of directors of Ares Capital has determined in good faith, after consultation with reputable outside legal counsel and financial advisors experienced in such matters, that the recommendation to Ares Capital stockholders of the approval of the issuance of Ares Capital common stock in connection with the merger would be a breach of their fiduciary duties under applicable law, Ares Capital may withdraw, qualify or modify their recommendation.

Conditions to the Merger

  Conditions to Each Party's Obligations to Effect the Merger

        The obligations of Allied Capital and Ares Capital to complete the merger are subject to the satisfaction or, where permissible, waiver of the following conditions:

  •
  the approvals of Allied Capital and Ares Capital stockholders are obtained at their respective special meetings;

  •
  the shares of Ares Capital stock to be issued in the merger have been authorized for listing on NASDAQ;

  •
  the registration statement, of which this document forms a part, has become effective and no stop order suspending its effectiveness has been issued and no proceedings for that purpose have been initiated by the SEC;

  •
  no order or law preventing or making illegal the consummation of the merger or any of the other transactions contemplated by the merger agreement is in effect; and

  •
  all regulatory approvals required to consummate the merger and the other transactions contemplated by the merger agreement and all statutory waiting periods required by applicable law have expired.

  Conditions to the Obligations of Ares Capital to Effect the Merger

        The obligation of Ares Capital to complete the merger is subject to the satisfaction or, where permissible, waiver of the following conditions:

  •
  the representations and warranties of Allied Capital are true and correct as of the date of the merger agreement and the closing date, without regard to any "material adverse effect" or other "materiality" qualifications (except to the extent any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), provided that this condition will be deemed satisfied even if any representations and warranties of Allied Capital (other than capitalization, which must be true and correct except to a de minimis extent or except in any way that reasonably is not adverse to Ares Capital and power and authority and absence of conflicts with organizational documents, which must be true and correct in all material respects) are not so true and correct unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or is reasonably expected to have a material adverse effect with respect to Allied Capital and its consolidated subsidiaries, taken as a whole;

  •
  Allied Capital has performed in all material respects all obligations required to be performed by it under the merger agreement at or prior to the effective time;

  •
  Ares Capital has received a certificate signed on behalf of Allied Capital by its Chief Executive Officer or Chief Financial Officer that the above conditions have been satisfied;

  •
  since the date of the merger agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect in respect of Allied Capital, other than certain previously disclosed matters;

  •
  Ares Capital has received the written opinion of Proskauer Rose LLP (or, alternatively, of Allied Capital's counsel) substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the closing date, the merger and subsequent combination will be treated as a "reorganization" within the meaning of Section 368(a) of the Code;

  •
  Allied Capital has delivered a certificate stating that it is not and has not been within the preceding five years a "United States real property holding corporation" for U.S. federal income tax purposes;

  •
  rating agency confirmations and consents in respect of certain outstanding debt of Allied Capital and Ares Capital have been obtained and remain in full force and effect; and

  •
  the absence of certain bankruptcy and insolvency related events with respect to Allied Capital and its consolidated subsidiaries (other than Ciena).

  Conditions to the Obligations of Allied Capital to Effect the Merger

        The obligation of Allied Capital to complete the merger is subject to the satisfaction or, where permissible, waiver of the following conditions:

  •
  the representations and warranties of Ares Capital and Merger Sub are true and correct as of the date of the merger agreement and the closing date, without regard to any "material adverse effect" or other "materiality" qualifications (except to the extent any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), provided that this condition will be deemed satisfied even if any representations and warranties of Ares Capital or Merger Sub (other than capitalization, which must be true and correct except to a de minimis extent or except in any way that reasonably is not adverse to Allied Capital and power and authority and absence of conflicts with organizational documents, which must be true and correct in all material respects) are not so true and correct unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or is reasonably expected to have a material adverse effect with respect to Ares Capital and its consolidated subsidiaries, taken as a whole;

  •
  Ares Capital and Merger Sub have performed in all material respects all obligations required to be performed by them under the merger agreement at or prior to the effective time;

  •
  Allied Capital has received a certificate signed on behalf of Ares Capital and Merger Sub by Ares Capital's Chief Executive Officer or Chief Financial Officer that the above conditions have been satisfied;

  •
  since the date of the merger agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect in respect of Ares Capital, other than certain previously disclosed matters;

  •
  Allied Capital has received the written opinion of Sullivan & Cromwell LLP (or, alternatively, of Ares Capital's counsel) substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the closing date, the merger and subsequent combination will be treated as a "reorganization" within the meaning of Section 368(a) of the Code; and

  •
  the absence of certain bankruptcy and insolvency related events with respect to Ares Capital and its consolidated subsidiaries.

Termination of the Merger Agreement

  Right to Terminate

        The merger agreement may be terminated at any time prior to the effective time, whether before or after the approvals of the Ares Capital and Allied Capital stockholders sought by this document, as follows:

  •
  by mutual consent of Ares Capital and Allied Capital as authorized by their respective boards of directors; or

  •
  by either Ares Capital or Allied Capital if:

  (1)
  any governmental entity that must grant regulatory approval of the merger has denied such approval and such denial has become final and non-appealable or a governmental entity of competent jurisdiction issues a final and nonappealable order or promulgates any law permanently enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by the merger agreement;

  (2)
  the merger is not completed on or before June 30, 2010;

  (3)
  the stockholders of Allied Capital have failed to approve any of the matters for which their approval is being sought at a duly held meeting or at any adjournment or postponement thereof at which such matters have been voted upon;

  (4)
  the stockholders of Ares Capital have failed to approve any of the matters for which their approval is being sought at a duly held meeting or at any adjournment or postponement thereof at which such matters have been voted upon; or

  (5)
  upon receiving new and material information relating to certain claims and proceedings concerning Ciena, Ares Capital's board of directors determines in its reasonable good faith judgment that there is a reasonable likelihood that the liabilities for any monetary net losses related to Ciena exceeds 66 2/3% of the fair value of Ciena as of September 30, 2009 as such fair value is determined by Allied Capital's board of directors and Ares

      Capital promptly notifies Allied Capital in writing of such determination within 15 business days of receiving such new and material information relating to Ciena. During a period of five business days following the delivery of this notice to Allied Capital, either party may terminate by providing written notice to the other party without incurring a termination fee.

If the merger agreement is terminated by:

  •
  Ares Capital or Allied Capital pursuant to paragraph (3) above, then Allied Capital will be required to pay to Ares Capital a $15 million termination fee;

  •
  Ares Capital or Allied Capital pursuant to paragraph (4) above, then Ares Capital will be required to pay to Allied Capital a $30 million reverse termination fee; or

  •
  Ares Capital pursuant to paragraph (2) above (as a result of the failure of the financing consents condition to be satisfied) or by Ares Capital or Allied Capital pursuant to paragraph (2) above (if each of the conditions to closing other than the financing consents condition have been satisfied or waived as of such date), then Ares Capital will be required to pay to Allied Capital a $30 million reverse termination fee.

Neither Allied Capital nor Ares Capital has the right to terminate the merger agreement if it has breached in any material respect its obligations in any manner that has proximately contributed to the occurrence of the failure of a condition to the consummation of the merger.

        In addition, Allied Capital may terminate the merger agreement at any time prior to the effective time, if:

  (1)
  Ares Capital or Merger Sub have breached any of their covenants or representations or warranties and such breach, either individually or in the aggregate, would result in the failure of Allied Capital's conditions to consummate the merger to be satisfied and is not cured within 15 business days following written notice to Ares Capital or cannot be cured within such time period (provided that Allied Capital is not then in material breach of the merger agreement so as to cause any of Ares Capital's conditions not to be satisfied);

  (2)
  prior to obtaining approval of Ares Capital stockholders at the Ares Capital special meeting, (a) the board of directors of Ares Capital withdraws, modifies, qualifies or takes any other action inconsistent with its recommendation, (b) Ares Capital fails to include in the registration statement the recommendation of its board of directors or (c) Ares Capital fails to take a vote of its stockholders prior to June 30, 2010;

  (3)
  prior to obtaining approval of Allied Capital stockholders at the Allied Capital special meeting, (a) Allied Capital is not in material breach of any of the terms of the merger agreement, (b) in accordance with the procedures described above, the Allied Capital board of directors authorizes Allied Capital to enter into, or Allied Capital enters into, any agreement or contract with respect to a Superior Proposal and (c) prior to such termination Allied Capital pays to Ares Capital in immediately available funds a $30 million termination fee;

  (4)
  Ares Capital breaches, in any material respect, any of its obligations relating to holding the Ares Capital special meeting and obtaining the approval of its stockholders with respect to the matters to be voted on at such meeting.

Ares Capital will be required to pay Allied Capital a $30 million reverse termination fee if Allied Capital terminates the merger agreement pursuant to paragraphs (1) (solely to the extent that Ares Capital has committed a willful breach), (2) or (4) above.

        Ares Capital may also terminate the merger agreement at any time prior to the effective time, if:

  (1)
  Allied Capital has breached any of its covenants or representations or warranties and such breach, either individually or in the aggregate, would result in the failure of Ares Capital's conditions to consummate the merger to be satisfied and is not cured within 15 business days following written notice to Allied Capital or cannot be cured within such time period (provided that Ares Capital is not then in material breach of the merger agreement so as to cause any of Allied Capital's conditions not to be satisfied);

  (2)
  prior to obtaining approval of Allied Capital stockholders at the Allied Capital special meeting, (a) the board of directors of Allied Capital withdraws, modifies, qualifies or takes any other action inconsistent with its recommendation or Allied Capital adopts, approves or recommends a Takeover Proposal, (b) Allied Capital fails to include in the registration statement the recommendation of its board of directors, (c) a tender or exchange offer relating to any shares of Allied Capital common stock has been commenced and Allied Capital has not sent to its stockholders, within 10 business days after its commencement, a statement by its board of directors recommending rejection of such tender or exchange offer, (d) a Takeover Proposal is publicly announced and Allied Capital fails to issue, within 10 business days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of its board of directors or (e) Allied Capital fails to take a vote of its stockholders prior to June 30, 2010; or

  (3)
  Allied Capital breaches, in any material respect, any of its obligations relating to holding the Allied Capital special meeting and obtaining the approval of its stockholders with respect to the matters to be voted on at such meeting or the "non-solicitation" provisions described above.

Allied Capital will be required to pay Ares Capital a $30 million termination fee if Ares Capital terminates the merger agreement pursuant to paragraphs (1) (solely to the extent that Allied Capital has committed a willful breach), (2) or (3) above.

  Effect of Termination

        If the merger agreement is terminated, it will become void and have no effect and there will be no liability on the part of Ares Capital, Allied Capital or their respective affiliates or consolidated subsidiaries or any of their respective directors or officers, except that (1) Ares Capital and Allied Capital will remain liable to each other for any damages incurred arising out of a breach of the merger agreement and (2) designated provisions of the merger agreement will survive the termination, including, but not limited to, the termination fee provisions and confidentiality agreement between Ares Capital and Allied Capital.

Expenses and Fees

        In general, each of Ares Capital and Allied Capital will be responsible for all expenses incurred by it in connection with the negotiation and completion of the transactions contemplated by the merger agreement whether or not the merger is consummated. However, the costs and expenses of printing and mailing the registration statement (of which this document forms a part) and all filing and other fees paid to the SEC in connection with the merger and all filing and other fees in connection with any filing under the HSR Act will be borne equally by Ares Capital and Allied Capital.

Amendment, Waiver and Extension of the Merger Agreement

        Subject to applicable law, the parties may amend the merger agreement by written agreement by action taken or authorized by their respective boards of directors. At any time prior to the completion of the merger, each of Ares Capital and Allied Capital, to the extent legally allowed, may waive in whole or in part any conditions to that party's obligation to complete the merger.

ACCOUNTING TREATMENT

        The merger will be accounted for as an acquisition of Allied Capital by Ares Capital in accordance with the acquisition method of accounting as detailed in ASC 805-10 (previously SFAS No. 141(R)), Business Combinations. The acquisition method of accounting requires an acquirer to recognize the assets acquired, the liabilities assumed and any noncontrolling interest in the acquiree based on their fair values as of the date of acquisition. As described in more detail in ASC 805-10, goodwill, if any, will be recognized as of the acquisition date, for the excess of the fair value of the consideration transferred over the fair value of identifiable net assets acquired. If the total acquisition date fair value of the identifiable net assets acquired exceeds the fair value of the consideration transferred, the excess will be recognized as a gain. In connection with the merger and subsequent combination, the current estimated fair value of the net assets to be acquired is currently anticipated to exceed the purchase price, and based on Ares Capital's preliminary purchase price allocation, a gain of approximately $363 million is currently expected to be recorded by Ares Capital in the period the merger and subsequent combination are completed.

        The final allocation of the purchase price will be determined after the merger and subsequent combination are completed and after completion of a final analysis to determine the estimated fair values of Allied Capital's assets and liabilities. Accordingly, the final purchase accounting adjustments and integration charges may be materially different from the pro forma adjustments presented in this document. Increases or decreases in the estimated fair values of the net assets, commitments, and other items of Allied Capital as compared to the information shown in this document may change the amount of the purchase price allocated to goodwill or recognized as income in accordance with ASC 805-10.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

        The following discussion summarizes certain material U.S. federal income tax consequences of the merger, including an investment in Ares Capital common stock, that are applicable to you as an Allied Capital stockholder. It is based on the Code, applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date of this document and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the merger. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Allied Capital stockholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of Allied Capital common stock as part of a hedge, straddle or conversion transaction; a person or entity that does not hold Allied Capital common stock as a capital asset at the time of the merger; or an entity taxable as a partnership for U.S. federal income tax purposes (or a holder of interests in such a partnership).

        Ares Capital has not requested and will not request an advance ruling from the Internal Revenue Service, or the "IRS," as to the U.S. federal income tax consequences of the merger or any related transactions. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the merger to you, including the applicability and effect of any state, local or foreign laws and the effect of possible changes in applicable tax laws.

Tax Consequences if the Merger Qualifies as a Reorganization

        The obligation of Ares Capital to consummate the merger is contingent upon its receipt of an opinion from Proskauer Rose LLP, counsel to Ares Capital, or alternatively from counsel to Allied Capital, and the obligation of Allied Capital to consummate the merger is contingent upon its receipt of an opinion from Sullivan & Cromwell LLP, special counsel to Allied Capital, or alternatively from counsel to Ares Capital, generally to the effect that the merger and subsequent combination will qualify as a "reorganization," within the meaning of Section 368(a) of the Code, with respect to Ares Capital and Allied Capital, and therefore generally:

  •
  no gain or loss will be recognized by Ares Capital upon receipt of Allied Capital's assets in exchange for Ares Capital common stock and the assumption by Ares Capital of the liabilities of Allied Capital;

  •
  Ares Capital's tax basis in the assets of Allied Capital transferred to Ares Capital in the merger will be the same as Allied Capital's tax basis in the assets immediately prior to the transfer;

  •
  Ares Capital's holding periods for the assets of Allied Capital will include the periods during which such assets were held by Allied Capital;

  •
  no gain or loss will be recognized by Allied Capital upon the transfer of Allied Capital's assets to Ares Capital in exchange for Ares Capital common stock and the assumption by Ares Capital of the liabilities of Allied Capital or upon the deemed distribution of Ares Capital common stock by Allied Capital to its stockholders;

  •
  no gain or loss will be recognized by Allied Capital's stockholders upon the exchange of their Allied Capital common stock for Ares Capital common stock, except with respect to cash received instead of a fractional share interest as discussed below;

  •
  the tax basis of Ares Capital common stock an Allied Capital stockholder receives in connection with the merger will be the same as the tax basis of his, her or its Allied Capital common stock exchanged therefor, except for the tax basis in Ares Capital common stock attributable to cash received instead of a fractional share interest as discussed below;

  •
  an Allied Capital stockholder's holding period for his, her or its Ares Capital common stock will include the period for which he, she or it held the Allied Capital common stock exchanged therefor; and

  •
  Ares Capital will succeed to, and take into account the items of Allied Capital described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code and the U.S. Treasury regulations thereunder.

        The tax opinions described above will be based on then-existing law, will be subject to certain assumptions, qualifications and exclusions and will be based in part on the truth and accuracy of certain representations by Ares Capital and Allied Capital.

Cash Instead of a Fractional Share

        If an Allied Capital stockholder receives cash instead of a fractional share of Ares Capital common stock, he, she or it will be treated as having received the fractional share of Ares Capital common stock pursuant to the merger and then as having sold that fractional share of Ares Capital common stock for cash. As a result, each such Allied Capital stockholder generally will recognize gain or loss equal to the difference between the amount of cash received and the tax basis in his, her or its fractional share of Ares Capital common stock. This gain or loss generally will be a capital gain or loss and will be long-term capital gain or loss if, as of the effective time, the holding period for the shares (including the holding period of Allied Capital common stock surrendered therefor) is greater than one year. The deductibility of capital losses is subject to limitations. U.S. federal backup withholding tax may be imposed on any cash received instead of a fractional share interest.

Utilization of Loss Carryforwards and Unrealized Losses

        U.S. federal income tax law permits RICs, such as Ares Capital and Allied Capital, to carry forward net capital losses for a period of up to eight taxable years. Ares Capital and Allied Capital are presently entitled to significant capital loss carryforwards for U.S. federal income tax purposes, as further detailed below. The merger will cause the tax year of Allied Capital to close, resulting in an earlier expiration of capital loss carryforwards than would otherwise occur.

        In addition, the merger is expected to result in a limitation on the ability of Ares Capital to use capital loss carryforwards of Allied Capital and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized. These limitations, imposed by Section 382 of the Code, generally are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limitation. The Section 382 limitation as to Allied Capital generally will equal the product of the fair market value of Allied Capital's equity immediately prior to the merger and the "long-term tax-exempt rate," published by the IRS, in effect at such time. As of [    •    ] 20[    •    ], the long-term tax-exempt rate is [    •    ]. However, no assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the merger.

        As of [    •    ], 20[    •    ], for U.S. federal income tax purposes, Allied Capital had capital loss carryforwards of approximately $[    •    ] and net unrealized losses of approximately $[    •    ]. Under Section 384 of the Code, Ares Capital will also be prohibited from using Allied Capital's capital loss carryforwards and unrealized losses (once realized) against the unrealized gains in Ares Capital's portfolio at the time of the merger, if any, to the extent such gains are realized within five years following the merger. While the ability of Ares Capital to absorb Allied Capital's losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards generally expire eight taxable years following realization, including the short taxable year resulting from the merger, substantially all of Allied Capital's losses may become permanently unavailable to Ares Capital. Even if Ares Capital is able to utilize capital loss carryforwards or unrealized losses of Allied Capital, the tax benefit resulting from those losses will be shared by both Allied Capital and Ares Capital stockholders following the merger. Therefore, an Allied Capital stockholder may pay more taxes, or pay taxes sooner, than such stockholder otherwise would have paid if the merger did not occur.

        In general, the limitation under Section 382 of the Code will apply to capital loss carryforwards and unrealized losses of Allied Capital if its stockholders will hold less than 50% of the outstanding shares of Ares Capital immediately following the merger. Accordingly, it is expected that the limitation will apply to such losses of Allied Capital.

        Allied Capital stockholders may benefit from any capital loss carryforwards and unrealized capital losses of Ares Capital. It is expected that Ares Capital's ability to use its own capital loss carryforwards and unrealized losses, once realized, will be subject to the annual limitation under Section 382 of the Code as a result of the merger as well, such that losses in excess of the limitation cannot be used in the taxable year and must be carried forward. The limitation generally will equal the product of the fair market value of Ares Capital's equity immediately prior to the merger and the long-term tax-exempt rate in effect at such time. As of September 30, 2009, for U.S. federal income tax purposes, Ares Capital had capital loss carryforwards of approximately $4.2 million and net unrealized losses of approximately $[277.7 million]. Under Section 384 of the Code, Ares Capital will also be prohibited from using its capital loss carryforwards and unrealized losses (once realized) against the unrealized gains in Allied Capital's portfolio at the time of the merger, if any, to the extent such gains are realized within five years following the merger. While the ability of Ares Capital to absorb its losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards generally expire eight taxable years following realization, substantially all of its losses may become permanently unavailable to Ares Capital. Even if Ares Capital is able to utilize its capital loss carryforwards or unrealized losses, the tax benefit resulting from those losses will be shared by both Allied Capital and Ares Capital stockholders following the merger. Therefore, an Ares Capital stockholder may pay more taxes, or pay taxes sooner, than such stockholder otherwise would have paid if the merger did not occur.

        Further, in addition to the other limitations on the use of losses, under Section 381 of the Code, for the taxable year of the merger, only that percentage of Ares Capital's capital gain net income for such taxable year (excluding capital loss carryforwards), if any, equal to the percentage of its year that remains following the merger can be reduced by Allied Capital's capital loss carryforwards (as otherwise limited under Sections 382 and 384 of the Code, as described above).

        A RIC cannot carryforward or carryback any net operating losses for U.S. federal income tax purposes. Accordingly, Ares Capital cannot use any net operating losses inherited from Allied Capital in the merger.

Status as a Regulated Investment Company

        Both Allied Capital and Ares Capital believe they have qualified, and expect to continue to qualify, as RICs. Accordingly, both believe that they have been, and expect to continue to be, relieved of U.S. federal income tax liability to the extent that they have made or make distributions of their taxable income and gains to their stockholders.

Distribution of Income and Gains

        Allied Capital's taxable year will end as a result of the merger. Allied Capital is generally required to declare to its stockholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gain realized on any securities disposed of in connection with the merger, in order to maintain Allied Capital's status as a RIC until the merger and to eliminate any U.S. federal income tax on its taxable income. However, it is not expected that Allied Capital will have any such undistributed income or gain and therefore it is not expected that Allied Capital would be required to declare any such dividends.

        Moreover, if Ares Capital has net investment income or net realized capital gain, but has not distributed such income or gain prior to the merger and you acquire shares of Ares Capital in the merger, a portion of your subsequent distributions from Ares Capital would, in effect, be a taxable return of part of your investment. Similarly, if you acquire Ares Capital common stock in the merger when it holds appreciated securities, you will receive a taxable return of part of your investment if and when Ares Capital sells the appreciated securities and distributes the realized gain. Ares Capital has built up, or has the potential to build up, high levels of unrealized appreciation.

U.S. Federal Income Taxation of an Investment in Ares Capital Common Stock

        The following discussion summarizes the U.S. federal income taxation of an investment in Ares Capital common stock. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation.

        Qualification as a Regulated Investment Company.    As a BDC, Ares Capital has elected to be treated as a RIC. As a RIC, Ares Capital generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that Ares Capital distributes to its stockholders as dividends. To qualify as a RIC, Ares Capital must, among other things, meet certain income source and asset diversification requirements (as described below). In addition, Ares Capital must distribute to its stockholders, for each taxable year, generally, an amount equal to at least 90% of Ares Capital's "investment company taxable income," as defined by the Code, or the "Annual Distribution Requirement." See "Risk Factors—Risks Relating to Ares Capital—Ares Capital may be subject to certain corporate-level taxes regardless of whether Ares Capital continues to qualify as a RIC."

        Taxation as a RIC.    If Ares Capital:

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  qualifies as a RIC; and

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  satisfies the Annual Distribution Requirement;

then it will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (generally, net long-term capital gain in excess of net short-term capital loss) Ares Capital distributes (or is deemed to distribute) to its stockholders. Ares Capital will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to its stockholders.

        Ares Capital will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98% of its capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years, collectively the "Excise Tax Avoidance Requirement." Ares Capital has paid in the past, and can be expected to pay in the future, such excise tax on a portion of its income.

        To qualify as a RIC for U.S. federal income tax purposes, Ares Capital generally must, among other things:

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  qualify to be treated as a BDC at all times during each taxable year;

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  derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or other income derived with respect to its business of investing in such stock or securities or

    (b) net income derived from an interest in a "qualified publicly traded partnership," or a "QPTP," and, collectively, the "90% Income Test"; and

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  diversify its holdings so that at the end of each quarter of the taxable year:

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  at least 50% of the value of its assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of its assets or more than 10% of the outstanding voting securities of the issuer; and

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  no more than 25% of the value of its assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of (1) one issuer, (2) two or more issuers that are controlled, as determined under applicable tax rules, by Ares Capital and that are engaged in the same or similar or related trades or businesses or (3) securities of one or more QPTPs, collectively, the "Diversification Tests."

        Ares Capital may be required to recognize taxable income in circumstances in which it does not receive cash, such as income from hedging or foreign currency transactions. For example, if Ares Capital holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), it must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by it in the same taxable year. Because any original issue discount or other amounts accrued will be included in Ares Capital's investment company taxable income for the year of accrual, it may be required to make a distribution to its stockholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though it will not have received any corresponding cash amount.

        Furthermore, a portfolio company in which Ares Capital invests may face financial difficulty that requires Ares Capital to work-out, modify or otherwise restructure its investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any such restructuring may also result in Ares Capital's recognition of a substantial amount of non-qualifying income for purposes of the 90% Income Test, such as cancellation of indebtedness income in connection with the work-out of a leveraged investment or the receipt of other non-qualifying income.

        In addition, certain of Ares Capital's investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (4) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (5) adversely alter the characterization of certain complex financial transactions. Ares Capital will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

        Gain or loss recognized by Ares Capital from warrants it acquires as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long Ares Capital has held a particular warrant.

        Ares Capital's investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, Ares Capital's yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by Ares Capital.

        If Ares Capital purchases shares in a "passive foreign investment company," or a "PFIC," it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by Ares Capital to its stockholders. Additional charges in the nature of interest may be imposed on Ares Capital in respect of deferred taxes arising from such distributions or gains. If Ares Capital invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" under the Code, or a "QEF," in lieu of the foregoing requirements, it will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to it. Alternatively, Ares Capital can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, it will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, Ares Capital may be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

        Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time Ares Capital accrues income, expenses or other liabilities denominated in a foreign currency and the time it actually collects such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

        If Ares Capital borrows money, it may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on Ares Capital's payment of dividends may prevent it from meeting the Annual Distribution Requirement, and may, therefore, jeopardize its qualification for taxation as a RIC or subject Ares Capital to the 4% excise tax.

        Even if Ares Capital is authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, it is not permitted to make distributions to its stockholders while its debt obligations and senior securities are outstanding unless certain "asset coverage" tests are met. This may also jeopardize its qualification for taxation as a RIC or subject Ares Capital to the 4% excise tax.

        Moreover, Ares Capital's ability to dispose of assets to meet Ares Capital's distribution requirements may be limited by (1) the illiquid nature of its portfolio and (2) other requirements relating to its status as a RIC, including the Diversification Tests. If Ares Capital disposes of assets to meet the Annual Distribution Requirement, the Diversification Tests or the Excise Tax Avoidance Requirement, it may make such dispositions at times that, from an investment standpoint, are not advantageous.

        Some of the income and fees that Ares Capital recognizes, such as management fees or income recognized in a work-out or restructuring of a portfolio investment, may not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify Ares Capital as a RIC for a failure to satisfy the 90% Income Test, Ares Capital may be required to recognize such income and fees through one or more entities treated as U.S. corporations for U.S. federal income tax purposes. While Ares Capital would expect that recognizing such income through such corporations will assist it in satisfying the 90% Income Test, no assurance can be given that this structure will be respected for U.S. federal income tax purposes, which could result in Ares Capital's disqualification as a RIC. Even if the structure is respected, such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield on such income and fees.

        If Ares Capital fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, it will be subject to tax in that year on all of its taxable income, regardless of whether it makes any distributions to its stockholders. In that case, all of Ares Capital's income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to its stockholders.

        In contrast, assuming Ares Capital qualifies as a RIC, its corporate-level U.S. federal income tax should be substantially reduced or eliminated. See "Risk Factors—Risks Relating to Ares Capital—Ares Capital may be subject to certain corporate-level taxes regardless of whether Ares Capital continues to qualify as a RIC."

        The remainder of this discussion assumes that Ares Capital qualifies as a RIC and has satisfied the Annual Distribution Requirement.

  Taxation of U.S. Stockholders

        Whether an investment in shares of Ares Capital common stock is appropriate for a U.S. stockholder will depend upon that person's particular circumstances. An investment in shares of Ares Capital common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of Ares Capital common stock by taxable U.S. stockholders and not by U.S. stockholders that are generally exempt from U.S. federal income taxation. U.S. stockholders of Allied Capital should consult their own tax advisors before approving the merger and the merger agreement.

        Distributions by Ares Capital generally are taxable to U.S. stockholders as ordinary income or long-term capital gain. Distributions of Ares Capital's "investment company taxable income" (which is, generally, its ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of its current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of Ares Capital common stock. Distributions of Ares Capital's net capital gain (which is generally its net long-term capital gain in excess of net short-term capital loss) properly designated by it as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gain, at a maximum rate of 15% (for taxable years beginning before January 1, 2011) in the case of individuals, trusts or estates. This is true regardless of the U.S. stockholder's holding period for his, her or its stock and regardless of whether the dividend is paid in cash or reinvested in additional shares of Ares Capital common stock. Distributions in excess of Ares Capital's earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. stockholder. Ares Capital has made distributions in excess of its earnings and profits and expects to continue to do so in the future.

        Ares Capital's ordinary income dividends, but not capital gain dividends, paid to corporate U.S. stockholders may, if certain conditions are met, qualify for the 70% dividends-received deduction to the extent that Ares Capital has received certain dividends from certain corporations during the taxable year. Ares Capital expects only a small portion of its dividends to qualify for this deduction.

        For taxable years beginning before January 1, 2011, to the extent distributions paid by Ares Capital to U.S. stockholders that are individuals, trusts or estates are attributable to dividends from certain U.S. corporations and qualified foreign corporations and, appropriately designated, such distributions generally will be treated as "qualified dividend income." Accordingly, such distributions would be eligible for a maximum tax rate of 15% on net capital gain, provided that certain holding period requirements are met. In this regard, it is anticipated that only a small portion of distributions paid by Ares Capital will be eligible for qualification as qualified dividend income.

        Although Ares Capital currently intends to distribute its net capital gain, if any, at least annually, it may in the future decide to retain some or all of its net capital gain, but designate the retained amount as a "deemed distribution." In that case, among other consequences, Ares Capital will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by Ares Capital. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's tax basis for his, her or its stock.

        Since Ares Capital expects to pay tax on any retained net capital gain at its regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit would exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder's other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder's liability for U.S. federal income tax. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes Ares Capital paid. In order to utilize the deemed distribution approach, Ares Capital must provide written notice to its stockholders prior to the expiration of 60 days after the close of the relevant taxable year. Ares Capital cannot treat any of its investment company taxable income as a "deemed distribution."

        Ares Capital will be subject to the alternative minimum tax, or the "AMT," but any items that are treated differently for AMT purposes must be apportioned between Ares Capital and its stockholders and this may affect U.S. stockholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each stockholder bear to Ares Capital's taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

        For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, Ares Capital may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If Ares Capital makes such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by Ares Capital in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by its U.S. stockholders on December 31 of the year in which the dividend was declared.

        Ares Capital has the ability to declare a large portion of a dividend in shares of its stock. As long as a portion of such dividend is paid in cash (which portion can be as low as 10% for Ares Capital's taxable years ending on or before December 31, 2009) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, stockholders will be taxed on 100% of the dividend in the same manner as a cash dividend, even though most of the dividend was paid in shares of Ares Capital stock. In general, any dividend on shares of Ares Capital preferred stock will be taxable as a dividend, regardless of whether any portion is paid in stock.

        If an investor purchases shares of Ares Capital common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment. Ares Capital has built-up or has the potential to build up large amounts of unrealized gain which, when realized and distributed, could have the effect of a taxable return of capital to stockholders.

        A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of Ares Capital common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of Ares Capital common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of Ares Capital common stock may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

        For taxable years beginning before January 1, 2011, in general, U.S. stockholders that are individuals, trusts or estates are subject to a maximum U.S. federal income tax rate of 15% on their net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in Ares Capital common stock). Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate that also applies to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

        Ares Capital will send to each of its U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year's distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

        Ares Capital may be required to withhold U.S. federal income tax, or "backup withholding," currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish Ares Capital with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies Ares Capital that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

        Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

  Taxation of Non-U.S. Stockholders

        Whether an investment in shares of Ares Capital common stock is appropriate for a non-U.S. stockholder will depend upon that person's particular circumstances. For this purpose, a "non-U.S. stockholder" is a beneficial owner of Ares Capital common stock who is for U.S. federal income tax purposes a person other than: (1) a citizen or individual resident of the United States; (2) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; (3) a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or (4) an estate the income of which is subject to U.S. federal income taxation regardless of its source. An investment in shares of Ares Capital common stock by a non-U.S. stockholder may have adverse tax consequences and, accordingly, may not be appropriate for a non-U.S. stockholder. Non-U.S. stockholders of Allied Capital should consult their own tax advisors before approving the merger and the merger agreement.

        Distributions of Ares Capital's "investment company taxable income" to non-U.S. stockholders will be subject to withholding of U.S. federal income tax at a 30% rate (or such lower rate as is provided by an applicable income tax treaty) to the extent of Ares Capital's current and accumulated earnings and profits unless an exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. stockholder, distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, Ares Capital will not be required to withhold U.S. federal income tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign trust and such entities are urged to consult their own tax advisors.

        In addition, with respect to certain distributions made to non-U.S. stockholders in Ares Capital's taxable years beginning before January 1, 2010, no withholding will be required and the distributions generally will not be subject to U.S. federal income tax if (1) the distributions are properly designated in a notice timely delivered to Ares Capital's stockholders as "interest related dividends" or "short-term capital gain dividends," (2) the distributions are derived from sources specified in the Code for such dividends and (3) certain other requirements are satisfied. If a non-U.S. stockholder holds Ares Capital common stock through a brokerage account, no assurance can be given that the exemptions to taxations described in this paragraph will apply. Furthermore, no assurance can be given that Ares Capital would designate any of its distributions as interest-related dividends or short-term capital gain dividends even if it was permitted to do so.

        Actual or deemed distributions of Ares Capital's net capital gain (which is generally its net long-term capital gain in excess of net short-term capital loss) to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of Ares Capital common stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax (1) unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States or (2) the non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year and certain other conditions are satisfied.

        If Ares Capital distributes its net capital gain in the form of deemed rather than actual distributions (which it may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder's allocable share of the tax Ares Capital pays on the capital gain deemed to have been distributed. In order to obtain a refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed) and gains recognized upon the sale of Ares Capital stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty).

        Ares Capital has the ability to declare a large portion of a dividend in shares of its stock. As long as a portion of such dividend is paid in cash (which portion can be as low as 10% for Ares Capital's taxable years ending on or before December 31, 2009) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, non-U.S. stockholders will be taxed on 100% of the dividend in the same manner as a cash dividend, even though most of the dividend was paid in shares of Ares Capital common stock.

        A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides Ares Capital or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

  Failure to Qualify as a RIC

        If Ares Capital were unable to qualify for treatment as a RIC, it would be subject to tax on all of its taxable income at regular corporate rates. Ares Capital would not be able to deduct distributions to stockholders nor would it be required to make them for tax purposes. Distributions would generally be taxable to Ares Capital stockholders as ordinary dividend income eligible for the 15% maximum rate (for taxable years beginning before January 1, 2011) to the extent of Ares Capital's current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends-received deduction. Distributions in excess of Ares Capital's current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis and any remaining distributions would be treated as a capital gain. If Ares Capital were to fail to meet the RIC requirements for more than two consecutive years and then to seek to requalify as a RIC, it would be required to recognize gain to the extent of any unrealized appreciation in its assets unless it made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period.

  Possible Legislative or Other Actions Affecting Tax Considerations

        Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in Ares Capital may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could adversely affect the tax consequences of an investment in Ares Capital.

MARKET PRICE, DIVIDEND AND DISTRIBUTION INFORMATION

        Ares Capital common stock trades on NASDAQ under the symbol "ARCC" and Allied Capital common stock trades on the NYSE and NASDAQ under the symbol "ALD." Allied Capital and Ares Capital common stock have historically traded at prices both above and below their respective net asset values. It is not possible to predict whether the common stock of the combined company will trade at, above, or below net asset value following the merger. See "Risk Factors—Risks Relating to Ares Capital—Ares Capital's shares of common stock have recently traded at a discount from net asset value and may do so again in the future, which could limit Ares Capital's ability to raise additional equity capital" and "Risk Factors—Risks Relating to Allied Capital—Regulations governing Allied Capital's operation as a BDC affect its ability to raise, and the way in which Allied Capital raises, additional debt and equity capital."

        The following table sets forth, for each fiscal quarter during the last two fiscal years and the current fiscal year, the net asset value per share of Allied Capital and Ares Capital common stock, the range of high and low closing sales prices of Allied Capital and Ares Capital common stock, the closing sales price as a percentage of net asset value and the dividends declared by Allied Capital and Ares Capital. On [    •    ], 20[    •    ], the last reported closing sales price of Allied Capital common stock on the NYSE was $[    •    ] per share, which represented a [discount] of approximately [    •    ]% to the net asset value per share reported by Allied Capital as of [    •    ], 20[    •    ]. On [    •    ], 20[    •    ], the last reported closing sales price of Ares Capital common stock on NASDAQ was $[    •    ] per share, which represented a [premium] [discount] of approximately [    •    ]% to the net asset value per share reported by Ares Capital as of [    •    ], 20[    •    ].

Allied Capital

		Closing Sales Price
						High Sales Price to Net Asset Value(2)	Low Sales Price to Net Asset Value(2)	Cash Dividend/ Distribution Per Share(3)
	Net Asset Value(1)
		High		Low
Year ended December 31, 2007
First quarter	$19.58		$32.98		$28.05	168%	143%	$0.63
Second quarter	$19.59		$32.96		$28.90	168%	148%	$0.64
Third quarter	$17.90		$32.87		$27.10	184%	151%	$0.65
Fourth quarter	$17.54		$30.90		$21.15	176%	121%	$0.65
Extra dividend								$0.07
Year ended December 31, 2008
First quarter	$16.99		$23.26		$18.38	137%	108%	$0.65
Second quarter	$15.93		$21.52		$13.89	135%	87%	$0.65
Third quarter	$13.51		$15.97		$10.80	118%	80%	$0.65
Fourth quarter	$9.62		$10.00		$1.59	104%	17%	—
Year ending December 31, 2009
First quarter	$7.67		$4.80		$0.59	63%	8%	—
Second quarter	$7.49		$4.02		$1.48	54%	20%	—
Third quarter	$6.70		$4.05		$2.81	60%	42%	—
Fourth quarter (through [•], 2009)	*	$	[•]	$	[•]	*	*	—

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of the relevant quarter.

(2)
Calculated as the respective high or low closing sales price divided by net asset value.

(3)
Represents the dividend or distribution declared in the relevant quarter.

*
Net asset value has not yet been calculated for this period.

        Allied Capital has not paid any quarterly dividends or distributions to holders of its common stock since the third quarter of fiscal year 2008. The decision to pay a dividend or distribution and, if so, how much is determined by its board of directors on a quarterly basis throughout the year. See "Management's Discussion and Analysis of Financial Condition and Results of Operations of Allied Capital—Other Matters—Dividends and Distributions." Allied Capital does not expect to declare dividends in 2009 or for an extended period of time.

        Allied Capital maintains an "opt in" dividend reinvestment plan for Allied Capital's common stockholders. As a result, if Allied Capital's board of directors declares a dividend, then Allied Capital's stockholders will receive cash dividends unless they specifically "opt in" to the dividend reinvestment plan to reinvest their dividends and receive additional shares of common stock. See "Allied Capital Dividend Reinvestment Plan."

Ares Capital

			Closing Sales Price
							High Sales Price to Net Asset Value(2)	Low Sales Price to Net Asset Value(2)	Cash Dividend/ Distribution Per Share(3)
	Net Asset Value(1)
			High		Low
Year ended December 31, 2007
First quarter		$15.34		$20.46		$17.82	133.4%	116.2%	$0.41
Second quarter		$15.84		$18.84		$16.85	118.9%	106.4%	$0.41
Third quarter		$15.74		$17.53		$14.92	111.4%	94.8%	$0.42
Fourth quarter		$15.47		$17.47		$14.40	112.9%	93.1%	$0.42
Year ended December 31, 2008
First quarter		$15.17		$14.39		$12.14	94.9%	80.0%	$0.42
Second quarter		$13.67		$12.98		$10.08	95.0%	73.7%	$0.42
Third quarter		$12.83		$12.60		$9.30	98.2%	72.5%	$0.42
Fourth quarter		$11.27		$10.15		$3.77	90.1%	33.5%	$0.42
Year ending December 31, 2009
First quarter		$11.20		$7.39		$3.21	66.0%	28.7%	$0.42
Second quarter		$11.21		$8.31		$4.53	74.1%	40.4%	$0.35
Third quarter		$11.16		$11.02		$7.04	98.7%	63.1%	$0.35
Fourth quarter (through [•], 2009)	$	*	$	[•]	$	[•]	* %	* %	$0.35

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of the relevant quarter.

(2)
Calculated as the respective high or low closing sales price divided by net asset value.

(3)
Represents the dividend or distribution declared in the relevant quarter.

*
Net asset value has not yet been calculated for this period.

        Ares Capital currently intends to distribute quarterly dividends or distributions to its stockholders. Ares Capital's quarterly dividends or distributions, if any, will be determined by its board of directors.

        To maintain its RIC status, Ares Capital must timely distribute generally an amount equal to at least 90% of its investment company taxable income out of the assets legally available for distribution for each year. To avoid certain excise taxes imposed on RICs, Ares Capital is generally required to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, plus (2) 98% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year plus (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. If this requirement is not met, Ares Capital will be required to pay a nondeductible excise tax equal to 4% of the amount by which 98% of the current year's taxable income exceeds the distribution for the year. The taxable income on which an excise tax is paid is generally carried forward and distributed to stockholders in the next tax year. Depending on the level of taxable income earned in a tax year, Ares Capital may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, as required. Ares Capital's excise tax benefit for the nine months ended September 30, 2009 was approximately $30,000 and $100,000 for the year ended December 31, 2008. Ares Capital cannot assure you that it will achieve results that will permit the payment of any cash distributions.

        Ares Capital maintains an "opt out" dividend reinvestment plan for its common stockholders. As a result, if Ares Capital declares a cash dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of its common stock unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. See "Ares Capital Dividend Reinvestment Plan."

BUSINESS OF ARES CAPITAL

General

        Ares Capital, a Maryland corporation, is a specialty finance company that is a closed-end, non-diversified management investment company. Ares Capital has elected to be regulated as a BDC under the Investment Company Act. Ares Capital was founded on April 16, 2004, was initially funded on June 23, 2004 and completed its initial public offering on October 8, 2004. Ares Capital's investment objective is to generate both current income and capital appreciation through debt and equity investments. Ares Capital invests primarily in U.S. middle-market companies, where Ares Capital believes the supply of primary capital is limited and the investment opportunities are most attractive. However, Ares Capital may from time to time invest in larger companies.

        Ares Capital invests primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component like warrants. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Mezzanine debt is subordinated to senior loans and is generally unsecured. Ares Capital's debt investments have ranged between $10 million and $100 million each, although the investment sizes may be more or less than the targeted range and are expected to grow with Ares Capital's capital availability. Ares Capital also, to a lesser extent, makes equity investments. Each of Ares Capital's equity investments has generally been less than $20 million, but may grow with Ares Capital's capital availability and are usually made in conjunction with loans Ares Capital makes to these portfolio companies.

        The proportion of these investments will change over time given Ares Capital's views on, among other things, the economic and credit environment Ares Capital is operating in. In connection with Ares Capital's investing activities, Ares Capital may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of its final investment. In such situations, while Ares Capital may initially agree to fund up to a certain dollar amount of an investment, Ares Capital may syndicate a portion of such amount to third parties prior to closing such investment, such that Ares Capital makes a smaller investment than what was reflected in its original commitment.

        The first and second lien senior loans generally have stated terms of three to 10 years and the mezzanine debt investments generally have stated terms of up to 10 years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, Ares Capital may invest in securities with any maturity or duration. The debt that Ares Capital invests in typically is not initially rated by any rating agency, but Ares Capital believes that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service or lower than "BBB-" by Standard & Poor's). Ares Capital may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

        Ares Capital believes that its investment adviser, Ares Capital Management, is able to leverage Ares' current investment platform, resources and existing relationships with financial sponsors, financial institutions, hedge funds and other investment firms to provide Ares Capital with attractive investments. In addition to deal flow, the Ares investment platform assists Ares Capital's investment adviser in analyzing, structuring and monitoring investments. Ares has been in existence for more than 11 years and its senior principals have an average of over 20 years experience investing in senior loans, high yield bonds, mezzanine debt and private equity securities. Ares Capital has access to the Ares staff of approximately 110 investment professionals and to the approximately 140 administrative professionals employed by Ares who provide assistance in accounting, legal, compliance, technology and investor relations.

        While Ares Capital's primary focus is to generate current income and capital appreciation through investments in first and second lien senior loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, Ares Capital also may invest up to 30% of Ares Capital's portfolio in opportunistic investments of non-eligible portfolio companies. Specifically, as part of this 30% basket and subject to compliance with applicable laws, Ares Capital may invest in debt of middle-market companies located outside of the United States, in investment funds that are operating pursuant to certain exceptions to the Investment Company Act, in advisers to similar investment funds and in debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the Investment Company Act. Ares Capital expects that these public companies generally will have debt that may be non-investment grade. From time to time Ares Capital may also invest in high yield bonds, which, depending on the issuer, may or may not be included in the 30% basket.

        In addition, Ares Capital's portfolio company, IHAM, manages two unconsolidated senior debt funds, the Ivy Hill Funds, and serves as the sub-advisor/sub-manager for four others: the CoLTS Funds and FirstLight. As of September 30, 2009, IHAM had total committed capital under management of over $2.0 billion. Ares Capital and GE Commercial Finance Investment Advisory Services LLC also co-manage an unconsolidated senior debt fund, the SL Fund. Ares Capital acquired its interests in the SL Fund from Allied Capital on October 30, 2009.

  About Ares

        Founded in 1997, Ares is a global alternative asset manager and SEC registered investment adviser with approximately $30 billion of total committed capital and over 250 employees as of September 30, 2009.

        Ares specializes in originating and managing assets in both the leveraged finance and private equity markets. Ares' leveraged finance activities include the acquisition and management of senior loans, high yield bonds, mezzanine debt and special situation investments. Ares' private equity activities focus on providing flexible, junior capital to middle-market companies. Ares has the ability to invest across a capital structure, from senior floating rate debt to common equity. This flexibility, combined with Ares' "buy and hold" philosophy, enables Ares to structure an investment to meet the specific needs of a company rather than the less flexible demands of the public markets.

        Ares is comprised of the following groups:

  •
  Private Debt Group.  The Ares Private Debt Group manages the assets of Ares Capital and Ares' private debt middle-market financing activities in Europe, or "Ares Capital Europe." The Private Debt Group focuses primarily on non-syndicated first and second lien senior loans and mezzanine debt, which in some cases may include an equity component. The Private Debt Group also makes equity investments in private middle-market companies, usually in conjunction with loans.

  •
  Capital Markets Group.  The Ares Capital Markets Group manages a variety of funds and investment vehicles that managed approximately $18.3 billion of committed capital as of September 30, 2009, focusing primarily on syndicated senior secured loans, high yield bonds, distressed debt, other liquid fixed income investments and other publicly traded debt securities.

  •
  Private Equity Group.  The Ares Private Equity Group manages Ares Corporate Opportunities Fund L.P., Ares Corporate Opportunities Fund II, L.P. and Ares Corporate Opportunities Fund III, L.P., collectively, "ACOF," which has managed approximately $6.0 billion of committed capital as of September 30, 2009. ACOF generally makes private equity investments in companies substantially larger than the private equity investments anticipated to be made by Ares Capital. In particular, the Private Equity Group generally focuses on control-oriented equity investments in under-capitalized companies or companies with capital structure issues.

        Ares' senior principals have been working together as a group for many years and have an average of over 20 years of experience in leveraged finance, private equity, distressed debt, investment banking and capital markets. They are backed by a large team of highly-disciplined professionals. Ares' rigorous investment approach is based upon an intensive, independent financial analysis, with a focus on preservation of capital, diversification and active portfolio management. These fundamentals underlie Ares' investment strategy and have resulted in large pension funds, banks, insurance companies, endowments and high net worth individuals investing in Ares' funds.

  Ares Capital Management

        Ares Capital Management, Ares Capital's investment adviser, is served by a dedicated origination and transaction development team of approximately 31 investment professionals led by the partners of Ares Capital Management, Michael Arougheti, Eric Beckman, Kipp deVeer, Mitchell Goldstein and Michael Smith. Ares Capital Management leverages off of Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals. Ares funds currently hold over 700 investments in over 30 different industries. Ares Capital Management's investment committee has nine members, including Senior Partners of Ares. See "Management of Ares Capital—Portfolio Managers."

Market Opportunity

        Ares Capital believes there are opportunities for Ares Capital to invest in middle-market companies for the following reasons:

  •
  Ares Capital believes that as of the date of this document, the recent dislocation in the credit markets has resulted in reduced competition, a widening of interest spreads, increasing fees and generally more conservative capital structures and deal terms.

  •
  Ares Capital believes that many senior lenders have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, commercial and investment banks are severely limited in their ability to underwrite new financings as they seek to replenish their capital bases and reduce leverage, resulting in opportunities for alternative funding sources.

  •
  Ares Capital believes there is increased demand among private middle-market companies for primary capital. Many middle-market firms have faced increased difficulty raising debt in the capital markets, as commercial and investment banks are capital-constrained and are largely unable to underwrite and syndicate bank loans and high yield securities, particularly for middle-market issuers.

  •
  Ares Capital believes there is a large pool of uninvested private equity capital for middle-market companies. Ares Capital expects private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and mezzanine debt from other sources.

  •
  Ares Capital believes that as of the date of this document, the recent economic downturn has resulted (and will continue to result) in defaults and covenant breaches by middle-market companies, which will require new junior capital to shore up liquidity or provide new capital through restructuring.

  •
  A high volume of senior secured and high yield debt was originated in the calendar years 2004 through 2007 and will come due in the near term and, accordingly, Ares Capital believes that new financing opportunities will increase as many leveraged companies seek to refinance in the near term.

Competitive Advantages

        Ares Capital believes that it has the following competitive advantages over other capital providers in middle-market companies:

  Existing Investment Platform

        As of September 30, 2009, Ares managed approximately $30 billion of committed capital in the related asset classes of syndicated loans, high yield bonds, mezzanine debt and private equity. Ares Capital believes its current investment platform provides a competitive advantage in terms of access to origination and marketing activities and diligence for Ares Capital. Specifically, the Ares platform provides Ares Capital an advantage through its deal flow generation and investment evaluation process. Ares Capital's asset management platform also provides additional market information, company knowledge and industry insight that benefits the investment and due diligence process. Ares' professionals maintain extensive financial sponsor and intermediary relationships, which provide valuable insight and access to transactions and information.

  Seasoned Management Team

        John Kissick, Antony Ressler, Bennett Rosenthal and David Sachs serve on Ares Capital Management's investment committee and have an average of over 20 years experience in leveraged finance, including substantial experience in investing in leveraged loans, high yield bonds, mezzanine debt, distressed debt and private equity securities. Ares Capital Management's investment professionals and members of its investment committee also have significant experience investing across market cycles. As a result of Ares' extensive investment experience and the history of its seasoned management team, Ares has developed a strong reputation across U.S. and European capital markets. Ares Capital believes that Ares' long history in the leveraged loan market and the extensive experience of the principals investing across market cycles provides Ares Capital Management with a competitive advantage in identifying, investing in, and managing a portfolio of investments in middle-market companies.

  Experience and Focus on Middle-Market Companies

        Ares has historically focused on investments in middle-market companies and Ares Capital benefits from this experience. In sourcing and analyzing deals, Ares Capital's investment adviser uses Ares' extensive network of relationships with intermediaries focused on middle-market companies, including management teams, members of the investment banking community, private equity groups and other investment firms with whom Ares has had long-term relationships. Ares Capital believes this network enables Ares Capital to attract well-positioned prospective portfolio company investments. Ares Capital's investment adviser works closely with the Ares investment professionals who oversee a portfolio of investments in over 700 companies and provide access to an extensive network of relationships and special insights into industry trends and the state of the capital markets.

  Disciplined Investment Philosophy

        In making its investment decisions, Ares Capital's investment adviser has adopted Ares' long-standing, consistent credit-based investment approach that was developed over 18 years ago by its founders. Specifically, Ares Capital Management's investment philosophy, portfolio construction and portfolio management involve an assessment of the overall macroeconomic environment, financial markets and company-specific research and analysis. Ares Capital's investment approach emphasizes capital preservation, low volatility and minimization of downside risk. In addition to engaging in extensive due diligence from the perspective of a long-term investor, Ares Capital Management's approach seeks to reduce risk in investments by focusing on:

  •
  businesses with strong franchises and sustainable competitive advantages;

  •
  industries with positive long-term dynamics;

  •
  cash flows that are dependable and predictable;

  •
  management teams with demonstrated track records and economic incentives;

  •
  rates of return commensurate with the perceived risks; and

  •
  securities or investments that are structured with appropriate terms and covenants.

  Extensive Industry Focus

        Ares Capital concentrates its investing activities in industries with a history of predictable and dependable cash flows and in which the Ares investment professionals have had extensive investment experience. Ares investment professionals have developed long-term relationships with management teams and management consultants in these industries, and have accumulated substantial information concerning these industries and identified potential trends within these industries. The experience of Ares' investment professionals investing across these industries throughout various stages of the economic cycle provides Ares Capital's investment adviser with access to market insights and investment opportunities.

  Flexible Transaction Structuring

        Ares Capital is flexible in structuring investments, including the types of securities in which it invests and the terms associated with such investments. The principals of Ares have extensive experience in a wide variety of securities for leveraged companies with a diverse set of terms and conditions. Ares Capital believes this approach and experience enables Ares Capital's investment adviser to identify attractive investment opportunities throughout the economic cycle and across a company's capital structure so Ares Capital can make investments consistent with its stated investment objective and preserve principal while seeking appropriate risk adjusted returns. In addition, Ares Capital has the ability to provide "one stop" financing with the ability to invest capital across the balance sheet and hold larger investments than many of Ares Capital's competitors. The ability to underwrite, syndicate and hold larger investments (1) increases flexibility, (2) may increase net fee income and earnings through syndication, (3) broadens market relationships and deal flow and (4) allows Ares Capital to optimize its portfolio composition. Ares Capital believes that the ability to provide capital at every level provides a strong value proposition to middle-market borrowers and Ares Capital's senior debt capabilities provide superior deal origination and relative value analysis capabilities compared to traditional "mezzanine only" lenders.

  Broad Origination Strategy

        Ares Capital's investment adviser focuses on self-originating most of Ares Capital's investments, by identifying a broad array of investment opportunities across multiple channels. It also leverages off of the extensive relationships of the broader Ares platform, including the relationships with portfolio companies held by funds managed by IHAM, to identify investment opportunities. Ares Capital believes that this allows for asset selectivity and that there is a significant relationship between proprietary deal origination and credit performance. Ares Capital's focus on generating proprietary deal flow and lead investing also gives Ares Capital greater control over capital structure, deal terms, pricing and documentation and results in active portfolio management of investments. Moreover, by leading the investment process, Ares Capital's investment adviser is able to secure controlling positions in credit tranches providing additional control in investment outcomes. Ares Capital's investment adviser also has originated substantial proprietary deal flow from middle-market intermediaries, which often allows Ares Capital to act as the sole or principal source of institutional junior capital to the borrower.

Operating and Regulatory Structure

        Ares Capital's investment activities are managed by Ares Capital Management and supervised by Ares Capital's board of directors, a majority of whom are independent of Ares and its affiliates. Ares Capital Management is an investment adviser that is registered under the Investment Advisers Act of 1940, or the "Advisers Act." Under Ares Capital's investment advisory and management agreement, Ares Capital has agreed to pay Ares Capital Management an annual base management fee based on Ares Capital's total assets, as defined under the Investment Company Act (other than cash and cash equivalents, but including assets purchased with borrowed funds), and an incentive fee based on Ares Capital's performance. See "Management of Ares Capital—Investment Advisory and Management Agreement."

        As a BDC, Ares Capital is required to comply with certain regulatory requirements. For example, Ares Capital is not generally permitted to invest in any portfolio company in which Ares or any of its affiliates currently has an investment (although Ares Capital may co-invest on a concurrent basis with funds managed by Ares, subject to compliance with existing regulatory guidance, applicable regulations and Ares Capital's allocation procedures). Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC. Ares Capital has applied for an exemptive order from the SEC that would permit Ares Capital to co-invest with funds managed by Ares. Any such order will be subject to certain terms and conditions. There is no assurance that the application for exemptive relief will be granted by the SEC. Accordingly, Ares Capital cannot assure you that it will be permitted to co-invest with funds managed by Ares. See "Risk Factors—Risks Relating to Ares Capital—Ares Capital may not replicate Ares' historical success and Ares Capital's ability to enter into transactions with Ares and Ares Capital's other affiliates is restricted."

        Also, while Ares Capital may borrow funds to make investments, Ares Capital's ability to use debt is limited in certain significant respects. As a BDC and a RIC, Ares Capital is dependent on its ability to raise capital through the issuance of its common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to preserve their status as RICs and avoid corporate-level U.S. income tax, which prevents Ares Capital from using those earnings to support operations, which may include new investments (including investments into existing portfolio companies). Further, BDCs must meet a debt to equity ratio of less than 1:1 in order to incur debt or issue senior securities, which requires Ares Capital to finance its investments with at least as much equity as debt and senior securities in the aggregate. Ares Capital's credit facilities also require that Ares Capital maintains a debt to equity ratio of less than 1:1.

Investments

  Ares Capital Portfolio

        Ares Capital has built an investment portfolio of primarily first and second lien loans, mezzanine debt and to a lesser extent equity investments in private middle-market companies. Ares Capital's portfolio is well diversified by industry sector and its concentration to any single issuer is limited. Ares Capital's debt investments generally range between $10 million to $100 million on average, although the investment size may be more or less than this range and depending on capital availability. Each of Ares Capital's equity investments have generally been less than $20 million, but may grow with Ares Capital's capital availability and are usually made in conjunction with loans Ares Capital makes to these companies. In addition, the proportion of these investments will change over time given Ares Capital's views on, among other things, the economic and credit environment it is operating in. In connection with Ares Capital's investing activities, Ares Capital may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of its final investment. In such situations, while Ares Capital may initially agree to fund up to a certain dollar amount of an investment, Ares Capital may syndicate a portion of such amount to third parties prior to closing such investment, such that Ares Capital makes a smaller investment than what was reflected in Ares Capital's original commitment. In addition to originating investments, Ares Capital may also acquire investments in the secondary market.

        Structurally, mezzanine debt usually ranks subordinate in priority of payment to senior loans and is often unsecured. However, mezzanine debt ranks senior to common and preferred equity in a borrowers' capital structure. Typically, mezzanine debt has elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior loans, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine debt generally earns a higher return than senior secured debt. The warrants associated with mezzanine debt are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Equity issued in connection with mezzanine debt also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula.

        In making an equity investment, in addition to considering the factors discussed below under "—Investment Selection," Ares Capital also considers the anticipated timing of a liquidity event, such as a public offering, sale of the company or redemption of Ares Capital's equity securities.

        Ares Capital's principal focus is investing in first and second lien senior loans and mezzanine debt and, to a lesser extent, equity capital, of middle-market companies in a variety of industries. Ares Capital generally targets companies that generate positive cash flows. Ares has a staff of approximately 110 investment professionals who specialize in specific industries. Ares Capital generally seeks to invest in companies from the industries in which its investment professionals have direct expertise. The following is a representative list of the industries in which Ares has invested:

  •
  Aerospace and Defense

  •
  Airlines

  •
  Broadcasting/Cable

  •
  Cargo Transport

  •
  Chemicals

  •
  Consumer Products

  •
  Containers/Packaging

  •
  Education

  •
  Energy

  •
  Environmental Services

  •
  Farming and Agriculture

  •
  Financial

  •
  Food and Beverage

  •
  Gaming

  •
  Health Care

  •
  Homebuilding

  •
  Lodging and Leisure

  •
  Manufacturing

  •
  Metals/Mining

  •
  Paper and Forest Products

  •
  Printing/Publishing/Media

  •
  Retail

  •
  Restaurants

  •
  Supermarket and Drug

  •
  Technology

  •
  Utilities

  •
  Wireless and Wireline Telecom

        However, Ares Capital may invest in other industries if it is presented with attractive opportunities.

        The industrial and geographic compositions of Ares Capital's portfolio at fair value as of September 30, 2009 and December 31, 2008 were as follows:

Industry	As of September 30, 2009	As of December 31, 2008
Health Care	19.5%	20.2%
Education	9.6	11.1
Beverage/Food/Tobacco	8.7	7.8
Restaurants and Food Services	8.6	8.1
Other Services	7.5	7.4
Financial	7.5	7.0
Business Services	6.8	6.7
Retail	5.8	5.7
Manufacturing	4.6	3.8
Computers/Electronics	3.3	1.2
Printing/Publishing/Media	3.1	3.8
Aerospace and Defense	3.1	3.0
Consumer Products	3.0	3.0
Telecommunications	2.2	2.0
Environmental Services	1.9	4.1
Cargo Transport	1.5	1.4
Health Clubs	1.2	1.2
Containers/Packaging	1.1	1.4
Grocery	1.0	1.0
Homebuilding	0.0	0.1

Total	100.0%	100.0%

Geographic Region	September 30, 2009	December 31, 2008
Mid-Atlantic	22.5%	21.0%
Midwest	21.9	20.6
Southeast	20.6	22.2
West	18.2	18.3
International	13.1	14.1
Northeast	3.7	3.8

Total	100.0%	100.0%

        In addition to such investments, Ares Capital may invest up to 30% of the portfolio in opportunistic investments of non-eligible portfolio companies. Specifically, as part of this 30% basket and subject to compliance with applicable laws, Ares Capital may invest in debt of middle-market companies located outside of the United States, in investment funds that are operating pursuant to certain exceptions to the Investment Company Act, in advisers to similar investment funds and in debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the Investment Company Act. Ares Capital expects that these public companies generally will have debt that is non-investment grade. From time to time Ares Capital may also invest in high yield bonds, which, depending on the issuer, may or may not be included in the 30% basket.

  Managed Funds Portfolio

        Ares Capital and GE Commercial Finance Investment Advisory Services LLC co-manage an unconsolidated senior debt fund, the SL Fund. The SL Fund primarily invests in "unitranche" loans of middle-market companies. The SL Fund was initially formed in December 2007 with approximately $3.6 billion of committed capital.

        Ares Capital's portfolio company, IHAM, manages an unconsolidated middle-market credit fund, Ivy Hill I, in exchange for a combined 0.50% management fee on the average total assets of Ivy Hill I. Ivy Hill I primarily invests in first and second lien bank debt of middle-market companies. Ivy Hill I was initially funded in November 2007 with $404.0 million of capital including a $56.0 million investment by Ares Capital consisting of $40.0 million of Class B notes and $16.0 million of subordinated notes.

        Ivy Hill I purchased $18.0 million and $68.0 million of investments from Ares Capital for the nine months ended September 30, 2009 and year ended December 31, 2008, respectively.

        On November 5, 2008, Ares Capital established a second unconsolidated middle-market credit fund, Ivy Hill II, which is also managed by IHAM in exchange for a combined 0.50% management fee on the average total assets of Ivy Hill II. Ivy Hill II primarily invests in second lien and subordinated bank debt of middle-market companies. Ivy Hill II was initially funded with $250.0 million of subordinated notes, and may grow over time with leverage. Ivy Hill II purchased $27.5 million and $7.5 million of investments from Ares Capital for the nine months ended September 30, 2009 and the year ended December 31, 2008, respectively. The Ivy Hill Funds may, from time to time, buy additional loans from Ares Capital or its subsidiaries or affiliates.

        IHAM also serves as the sub-adviser/sub-manager for four other funds: the CoLTS Funds and FirstLight. As of September 30, 2009, IHAM had total committed capital under management of over $2.0 billion.

        IHAM is party to a services agreement with Ares Capital Management. Pursuant to such services agreement, Ares Capital Management provides IHAM with office facilities, equipment, clerical, bookkeeping and record keeping services, services of investment professionals and others to perform investment advisory, research and related services, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. IHAM reimburses Ares Capital Management for all of the costs associated with such services, including Ares Capital Management's allocable portion of overhead and the cost of its officers and respective staff in performing its obligations under such services agreement. The services agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

Investment Selection

        Ares' investment philosophy was developed over the past 18 years and has remained consistent and relevant throughout a number of economic cycles. In managing Ares Capital, Ares Capital Management employs the same investment philosophy and portfolio management methodologies used by the investment professionals of Ares in Ares' private investment funds.

        Ares Capital Management's investment philosophy and portfolio management involve:

  •
  an assessment of the overall macroeconomic environment and financial markets;

  •
  company-specific research and analysis; and

  •
  with respect to each individual company, an emphasis on capital preservation, low volatility and minimization of downside risk.

        The foundation of Ares' investment philosophy is intensive credit investment analysis, a portfolio management discipline based on both market technicals and fundamental value-oriented research, and diversification strategy. Ares Capital Management follows a rigorous process based on:

  •
  a comprehensive analysis of issuer creditworthiness, including a quantitative and qualitative assessment of the issuer's business;

  •
  an evaluation of management and their economic incentives;

  •
  an analysis of business strategy and industry trends; and

  •
  an in-depth examination of capital structure, financial results and projections.

        Ares Capital Management seeks to identify those issuers exhibiting superior fundamental risk-reward profiles and strong defensible business franchises while focusing on relative value of the security across the industry as well as for the specific issuer.

  Intensive Due Diligence

        The process through which Ares Capital Management makes an investment decision involves extensive research into the target company, its industry, its growth prospects and its ability to withstand adverse conditions. If the senior investment professional responsible for the transaction determines that an investment opportunity should be pursued, Ares Capital Management will engage in an intensive due diligence process. Approximately 30-40% of the investments initially reviewed proceed to this phase. Though each transaction will involve a somewhat different approach, the regular due diligence steps generally to be undertaken include:

  •
  meeting with the target company's management to get an insider's view of the business, and to probe for potential weaknesses in business prospects;

  •
  checking management's backgrounds and references;

  •
  performing a detailed review of historical financial performance and the quality of earnings;

  •
  visiting headquarters and company operations and meeting with top and middle level executives;

  •
  contacting customers and vendors to assess both business prospects and standard practices;

  •
  conducting a competitive analysis, and comparing the issuer to its main competitors on an operating, financial, market share and valuation basis;

  •
  researching the industry for historic growth trends and future prospects as well as to identify future exit alternatives (including Wall Street research, industry association literature and general news);

  •
  assessing asset value and the ability of physical infrastructure and information systems to handle anticipated growth; and

  •
  investigating legal risks and financial and accounting systems.

  Selective Investment Process

        Ares Capital Management employs Ares' long-standing, consistent investment approach, which is focused on selectively narrowing investment opportunities through a process designed to identify the most attractive opportunities.

        After an investment has been identified and diligence has been completed, a credit research and analysis report is prepared. This report will be reviewed by the senior investment professional in charge of the potential investment. If such senior and other investment professionals are in favor of the potential investment, then it is first presented to an underwriting committee, which is comprised of Mr. Arougheti and the partners of Ares Capital Management. If the underwriting committee approves of the potential investment it is then presented to the investment committee. However, the portfolio managers of Ares Capital Management are responsible for the day-to-day management of Ares Capital's portfolio.

        After the investment is approved by the underwriting committee, a more extensive due diligence process is employed by the transaction team. Additional due diligence with respect to any investment may be conducted on Ares Capital's behalf by attorneys, independent accountants, and other third party consultants and research firms prior to the closing of the investment, as appropriate on a case by case basis. Approximately 7-10% of all investments initially reviewed by the underwriting committee will be presented to the investment committee. Approval of an investment for funding requires the consensus of the investment committee of Ares Capital Management, including a majority of the members of Ares serving on the investment committee.

  Issuance of Formal Commitment

        Once Ares Capital has determined that a prospective portfolio company is suitable for investment, Ares Capital works with the management of that company and its other capital providers, including senior, junior, and equity capital providers, to finalize the structure of the investment. Ares Capital negotiates among these parties to agree on how Ares Capital's investment is expected to perform relative to the other capital in the portfolio company's capital structure. Approximately 5% of the investments initially reviewed eventually result in the issuance of formal commitments.

  Debt Investments

        Ares Capital invests in portfolio companies primarily in the form of first and second lien senior loans and mezzanine debt. The first and second lien senior loans generally have terms of three to 10 years. Ares Capital generally obtains security interests in the assets of its portfolio companies that will serve as collateral in support of the repayment of the first and second lien senior loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company.

        Ares Capital structures its mezzanine investments primarily as unsecured, subordinated loans that provide for relatively high, fixed interest rates that provide Ares Capital with significant current interest income. The mezzanine debt investments generally have terms of up to 10 years. These loans typically have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine debt. In some cases, Ares Capital may enter into loans that, by their terms, convert into equity or additional debt or defer payments of interest (or at least cash interest) for the first few years after Ares Capital's investment. Also, in some cases Ares Capital's mezzanine debt will be collateralized by a subordinated lien on some or all of the assets of the borrower.

        In some cases, Ares Capital's debt investments may provide for a portion of the interest payable to be payment-in-kind interest. To the extent interest is payment-in-kind, it will be payable through the increase of the principal amount of the loan by the amount of interest due on the then-outstanding aggregate principal amount of such loan.

        In the case of Ares Capital's first and second lien senior loans and mezzanine debt, Ares Capital tailors the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that aims to protect its rights and manage its risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of Ares Capital's portfolio companies, Ares Capital will seek, where appropriate, to limit the downside potential of its investments by:

  •
  targeting a total return on its investments (including both interest and potential equity appreciation) that compensates Ares Capital for credit risk;

  •
  incorporating "put" rights, call protection and LIBOR floors into the investment structure; and

  •
  negotiating covenants in connection with Ares Capital's investments that afford Ares Capital's portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of Ares Capital's capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

        Ares Capital generally requires financial covenants and terms that require an issuer to reduce leverage, thereby enhancing credit quality. These methods include: (1) maintenance leverage covenants requiring a decreasing ratio of indebtedness to cash flow; (2) maintenance cash flow covenants requiring an increasing ratio of cash flow to the sum of interest expense and capital expenditures; and (3) indebtedness incurrence prohibitions, limiting a company's ability to take on additional indebtedness. In addition, by including limitations on asset sales and capital expenditures Ares Capital may be able to prevent a company from changing the nature of its business or capitalization without Ares Capital's consent.

        Ares Capital's debt investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Warrants Ares Capital receives with its debt investments may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, Ares Capital may achieve additional investment return from this equity interest. Ares Capital may structure the warrants to provide provisions protecting its rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In many cases, Ares Capital also obtains registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

  Equity Investments

        Ares Capital's equity investments may consist of preferred equity that is expected to pay dividends on a current basis or preferred equity that does not pay current dividends. Preferred equity generally has a preference over common equity as to dividends and distributions upon liquidation. In some cases, Ares Capital may acquire common equity. In general, Ares Capital's equity investments are not control-oriented investments and in many cases Ares Capital acquires equity securities as part of a group of private equity investors in which Ares Capital is not the lead investor. Each of Ares Capital's equity investments has generally been less than $20 million, but may grow with Ares Capital's capital availability and are usually made in conjunction with loans Ares Capital makes to these companies. In many cases, Ares Capital will also obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

On-Going Relationships With and Monitoring of Portfolio Companies

        Ares Capital Management closely monitors each investment Ares Capital makes, maintains a regular dialogue with both the management team and other stakeholders and seeks specifically tailored financial reporting. In addition, senior investment professionals of Ares may take board seats or obtain board observation rights for Ares Capital's portfolio companies. As of September 30, 2009, of Ares Capital's 94 funded portfolio companies, Ares Capital was entitled to board seats or board observation rights on 41% of the operating companies in Ares Capital's portfolio or 58% of Ares Capital's total portfolio at fair value.

        Ares Capital seeks to exert significant influence post-investment, in addition to covenants and other contractual rights and through board participation, when appropriate, by actively working with management on strategic initiatives. Ares Capital often introduces managers of companies in which Ares Capital has invested to other portfolio companies to capitalize on complementary business activities and best practices.

        In addition to various risk management and monitoring tools, Ares Capital's investment adviser grades the credit status of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended to reflect the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors. Under this system, investments with a grade of 4 involve the least amount of risk in Ares Capital's portfolio. This portfolio company is performing above expectations and the trends and risk factors are generally favorable, including a potential exit. Investments graded 3 involve a level of risk that is similar to the risk at the time of origination. This portfolio company is performing as expected and the risk factors are neutral to favorable. All new investments are initially assessed a grade of 3. Investments graded 2 involve a portfolio company performing below expectations and indicates that the investment risk has increased materially since origination. This portfolio company may be out of compliance with debt covenants, however, payments are generally not more than 120 days past due. For investments graded 2, Ares Capital's investment adviser increases procedures to monitor the portfolio company and will write down the fair value of the investment if it is deemed to be impaired. An investment grade of 1 indicates that the portfolio company is performing materially below expectations and that the investment risk has substantially increased since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Investments graded 1 are not anticipated to be repaid in full. Ares Capital's investment adviser employs half-point increments to reflect underlying trends in portfolio company operating or financial performance, as well as the general outlook. As of September 30, 2009, the weighted average investment grade of the investments in Ares Capital's portfolio was 3.0 with 5.3% of total investments at amortized cost (or 1.7% at fair value) and seven loans were past due or on non-accrual status.

Managerial Assistance

        As a BDC, Ares Capital offers, and must provide upon request, managerial assistance to certain of Ares Capital's portfolio companies. This assistance could involve, among other things, monitoring the operations of Ares Capital's portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Ares Capital may receive fees for these services.

Competition

        Ares Capital's primary competition to provide financing to middle-market companies include public and private funds, commercial and investment banks, commercial financing companies and private equity funds. Many of Ares Capital's competitors are substantially larger and have considerably greater financial and marketing resources than Ares Capital does. For example, some competitors may have access to funding sources that are not available to Ares Capital. In addition, some of Ares Capital's competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than Ares Capital. Furthermore, many of Ares Capital's competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on Ares Capital as a BDC.

        Ares Capital uses the industry information of Ares' investment professionals to which it has access to assess investment risks and determine appropriate pricing for its investments in portfolio companies. In addition, Ares Capital believes that the relationships of the members of Ares Capital Management's investment committees and of the senior principals of Ares, enable Ares Capital to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which Ares Capital seeks to invest. The Ares' professionals' deep and long-standing direct sponsor relationships and the resulting proprietary transaction opportunities that these relationships often present, provide valuable insight and access to transactions and information. For additional information concerning the competitive risks Ares Capital faces, see "Risk Factors—Risks Relating to Ares Capital—Ares Capital operates in a highly competitive market for investment opportunities."

Market Conditions

        Due to volatility in global markets, the availability of capital and access to capital markets has been limited over the last two years. Ares Capital has responded to constraints on raising new capital by pursuing other avenues of liquidity and growth, such as adjusting the pace of Ares Capital's investments, becoming more selective in evaluating investment opportunities, pursuing asset sales, developing its third-party asset management capabilities and/or recycling lower yielding investments. Ares Capital also intends to pursue additional opportunities to manage third party funds. As the global liquidity situation and market conditions evolve, Ares Capital will continue to monitor and adjust its approach to funding accordingly. However, given the unprecedented nature of the volatility in the global markets, there can be no assurances that these activities will be successful. While levels of market disruption and volatility appear to be improving, there can be no assurance that they will not worsen. If they do, Ares Capital could face materially higher financing costs. Consequently, Ares Capital's operating strategy could be materially and adversely affected.

        Consistent with the depressed market conditions of the general economy, the stocks of BDCs as an industry have traded at near historic lows for over twelve months as a result of concerns over liquidity, leverage restrictions and distribution requirements. As a result of the deterioration of the market, several of Ares Capital's peers are no longer active in the market and are winding down their investments, have defaulted on their indebtedness, have decreased their distributions to stockholders or have announced share repurchase programs. While conditions appear to be improving, Ares Capital cannot assure you that the market pressures Ares Capital faces will not have a material adverse effect on its business, financial condition and results of operations.

        See "Risk Factors—Risks Relating to Ares Capital—Capital markets have recently been in a period of disruption and instability. These market conditions have materially and adversely affected debt and equity markets in the United States, which has had, and may in the future have, a negative impact on Ares Capital's business and operations."

Staffing

        Ares Capital does not currently have any employees and does not expect to have any employees. Services necessary for Ares Capital's business are provided by individuals who are employees of Ares Capital Management and Ares Operations, pursuant to the terms of the investment advisory and management agreement and the administration agreement. Each of Ares Capital's executive officers described under "Management of Ares Capital" is an employee of Ares Operations or Ares Capital Management. Ares Capital's day-to-day investment operations are managed by Ares Capital's investment adviser. Most of the services necessary for the origination and administration of Ares Capital's investment portfolio are provided by investment professionals employed by Ares Capital Management. Ares Capital Management has approximately 31 investment professionals who focus on origination and transaction development and the ongoing monitoring of Ares Capital's investments. See "Management of Ares Capital—Investment Advisory and Management Agreement." In addition, Ares Capital reimburses Ares Operations for Ares Capital's allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including Ares Capital's allocable portion of the cost of Ares Capital's officers (including its chief compliance officer, chief financial officer, secretary and treasurer) and their respective staffs. See "Management of Ares Capital—Administration Agreement."

Properties

        Ares Capital does not own any real estate or other physical properties materially important to Ares Capital's operation. Ares Capital's headquarters are currently located at 280 Park Avenue, 22nd Floor, Building East, New York, New York 10017. Ares Capital rents the office space directly from a third party pursuant to a lease that expires on February 27, 2011. In addition, Ares Capital has entered into a sublease with Ares Management whereby Ares Management subleases approximately 25% of certain office space for a fixed rent equal to 25% of the basic annual rent payable by Ares Capital under this lease, plus certain additional costs and expenses.

Legal Proceedings

        Ares Capital is aware that a number of lawsuits have been filed by stockholders of Allied Capital challenging the merger. The suits are filed either as putative stockholder class actions, shareholder derivative actions or both. All of the actions assert similar claims against the members of Allied Capital's board of directors alleging that the merger agreement is the product of a flawed sales process and that Allied Capital's directors breached their fiduciary duties by agreeing to a structure that was not designed to maximize the value of Allied Capital's stockholders and by failing to adequately value and obtain fair consideration for Allied Capital's shares. They also claim that Ares Capital (and, in several cases, Merger Sub, and, in several other cases, Allied Capital) aided and abetted the directors' alleged breaches of fiduciary duties. All of the actions demand, among other things, a preliminary and permanent injunction enjoining the merger and rescinding the transaction or any part thereof that may be implemented.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS OF ARES CAPITAL

        The information contained in this section should be read in conjunction with "Selected Financial Data of Ares Capital," "Unaudited Selected Pro Forma Consolidated Financial Data," "Unaudited Pro Forma Per Share Data," "Unaudited Pro Forma Condensed Consolidated Financing Statements" and Ares Capital's financial statements and notes thereto appearing elsewhere in this document.

        Ares Capital cannot assure you that the Merger will be consummated as scheduled, or at all. See "Risk Factors—Risks Related to the Merger" for a description of the risks associated with a failure to consummate the merger and a description of the risks that the combined company may face if the merger is consummated.

Overview

        Ares Capital is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. Ares Capital has elected to be regulated as a BDC under the Investment Company Act. Ares Capital was founded on April 16, 2004 and was initially funded on June 23, 2004 and on October 8, 2004 completed its initial public offering.

        Ares Capital's investment objective is to generate both current income and capital appreciation through debt and equity investments. Ares Capital invests primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component like warrants. To a lesser extent Ares Capital makes equity investments.

        Ares Capital is externally managed by Ares Capital Management, an affiliate of Ares Management, a global alternative asset manager and SEC registered investment adviser, pursuant to the investment advisory and management agreement. Ares Operations, an affiliate of Ares Management, provides the administrative services necessary for Ares Capital to operate.

        As a BDC, Ares Capital is required to comply with certain regulatory requirements. For instance, it generally has to invest at least 70% of Ares Capital's total assets in "qualifying assets," including securities and indebtedness of private U.S. companies and certain public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

        Ares Capital has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, Ares Capital must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to its stockholders generally at least 90% of Ares Capital's "investment company taxable income," as defined by the Code, for each year. Pursuant to this election, Ares Capital generally will not have to pay corporate level taxes on any income that Ares Capital distributes to its stockholders provided that it satisfies those requirements.

Critical Accounting Policies

  Basis of Presentation

        The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States, and include the accounts of Ares Capital and its wholly owned subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

  Cash and Cash Equivalents

        Cash and cash equivalents include short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

  Concentration of Credit Risk

        Ares Capital places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

  Investments

        Investment transactions are recorded on the trade date. Realized gains or losses are computed using the specific identification method. Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, Ares Capital looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of Ares Capital's investments) are valued at fair value as determined in good faith by Ares Capital's board of directors, based on the input of Ares Capital's management and audit committee and independent valuation firms that have been engaged at the direction of the board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period and under a valuation policy and consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, with approximately 50% (based on value) of Ares Capital's valuations of portfolio companies without readily available market quotations subject to review by an independent valuation firm each quarter.

        As part of the valuation process, Ares Capital may take into account the following types of factors, if relevant, in determining the fair value of its investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, Ares Capital uses the pricing indicated by the external event to corroborate Ares Capital's valuation.

        Because there is not a readily available market value for most of the investments in Ares Capital's portfolio, it values substantially all of its portfolio investments at fair value as determined in good faith by Ares Capital's board of directors, based on the input of Ares Capital's management and audit committee and independent valuation firms under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of Ares Capital's investments may fluctuate from period to period. Additionally, the fair value of Ares Capital's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that Ares Capital may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If Ares Capital was required to liquidate a portfolio investment in a forced or liquidation sale, Ares Capital may realize significantly less than the value at which Ares Capital has recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than would be realized based on the valuations currently assigned. See "Risk Factors—Risks Relating to Ares Capital—Price declines and illiquidity in the corporate debt markets have adversely affected, and may in the future adversely affect, the fair value of Ares Capital's portfolio investments, reducing Ares Capital's net asset value through increased net unrealized depreciation."

        With respect to investments for which market quotations are not readily available, Ares Capital's board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Ares Capital's quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with Ares Capital's portfolio management team.

  •
  Preliminary valuation conclusions are then documented and discussed by Ares Capital's management.

  •
  The audit committee of Ares Capital's board of directors reviews these preliminary valuations, as well as the input of independent valuation firms with respect to the valuations of approximately 50% (based on value) of Ares Capital's portfolio companies without readily available market quotations.

  •
  The board of directors discusses valuations and determines the fair value of each investment in Ares Capital's portfolio without a readily available market quotation in good faith based on the input of Ares Capital's management and audit committee and independent valuation firms.

        Effective January 1, 2008, Ares Capital adopted ASC 820-10 (previously SFAS No. 157, Fair Value Measurements), or "SFAS 157," which expands the application of fair value accounting for investments (see Note 8 to the consolidated financial statements for the period ended September 30, 2009).

  Interest Income Recognition

        Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums.

        Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. Ares Capital may make exceptions to this if the loan has sufficient collateral value and is in the process of collection.

  Payment-in-Kind Interest

        Ares Capital has loans in its portfolio that contain payment-in-kind, or "PIK," provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain its status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though Ares Capital has not yet collected the cash.

  Capital Structuring Service Fees and Other Income

        Ares Capital's investment adviser seeks to provide assistance to Ares Capital's portfolio companies in connection with Ares Capital's investments and in return Ares Capital may receive fees for capital structuring services. These fees are generally only available to Ares Capital as a result of Ares Capital's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that Ares Capital's investment adviser provides vary by investment, but generally consist of reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to Ares Capital. In certain instances where Ares Capital is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to Ares Capital in such situations will be deferred and amortized over the estimated life of the loan. Ares Capital's investment adviser may also take a seat on the board of directors of a portfolio company, or observe the meetings of the board of directors without taking a formal seat.

        Other income includes fees for asset management, consulting, loan guarantees, commitments, and other services rendered by Ares Capital to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

  Foreign Currency Translation

        Ares Capital's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Market value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

  (2)
  Purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions, income or expenses.

        Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuation and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

  Accounting for Derivative Instruments

        Ares Capital does not utilize hedge accounting and marks its derivatives to market through operations.

  Offering Expenses

        Ares Capital's offering costs are charged against the proceeds from equity offerings when received.

  Debt Issuance Costs

        Debt issuance costs are being amortized over the life of the related credit facility using the straight line method, which closely approximates the effective yield method.

  U.S. Federal Income Taxes

        Ares Capital has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, Ares Capital is required to timely distribute to its stockholders generally at least 90% of "investment company taxable income," as defined by the Code, for each year. Ares Capital has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve Ares Capital from U.S. federal income tax liability.

        Depending on the level of taxable income earned in a tax year, Ares Capital may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% U.S. federal excise tax on such income, as required. To the extent that it determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, Ares Capital accrues this excise tax, if any, on estimated excess taxable income as taxable income is earned.

        Certain of Ares Capital's wholly owned subsidiaries are subject to U.S. federal and state income taxes and Ares Capital and its subsidiaries may be subject to foreign taxes.

  Dividends

        Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by the board of directors each quarter and is generally based upon the current and expected future earnings estimated by management. Net realized capital gains, if any, are generally distributed at least annually, although Ares Capital may decide to retain such capital gains for investment.

        Ares Capital has adopted a dividend reinvestment plan that provides for reinvestment of any distributions Ares Capital declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if Ares Capital's board of directors authorizes, and Ares Capital declare, a cash dividend, then Ares Capital's stockholders who have not "opted out" of Ares Capital's dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of its common stock, rather than receiving the cash dividend. While Ares Capital generally uses primarily newly issued shares to implement the dividend reinvestment plan (especially if Ares Capital's shares are trading at a premium to net asset value), Ares Capital may purchase shares in the open market in connection with Ares Capital's obligations under the dividend reinvestment plan. In particular, if Ares Capital's shares are trading at a significant enough discount to net asset value and it is otherwise permitted under applicable law to purchase such shares, Ares Capital intends to purchase shares in the open market in connection with its obligations under its dividend reinvestment plan.

  Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

  New Accounting Pronouncements

        In June 2009, the Financial Accounting Standards Board, or "FASB," issued ASC 860 (previously SFAS No. 166, Accounting for Transfer of Financial Assets, which amends the guidance in SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities). ASC 860 eliminates the qualifying special-purpose entities, or "QSPEs," concept, creates more stringent conditions for reporting a transfer of a portion of a financial asset as a sale, clarifies the derecognition criteria, revises how retained interests are initially measured, and removes the guaranteed mortgage securitization recharacterization provisions. ASC 860 requires additional year-end and interim disclosures for public and nonpublic companies that are similar to the disclosures required by FSP FAS 140-4 and FIN 46(R)-8. ASC 860 is effective as of the beginning of a company's first fiscal year that begins after November 15, 2009 (January 1, 2010 for calendar year-end companies), and for subsequent interim and annual reporting periods. ASC 860's disclosure requirements must be applied to transfers that occurred before and after its effective date. Early adoption is prohibited. Ares Capital is currently evaluating the effect that the provisions of ASC 860 may have on Ares Capital's financial condition and results of operations.

        In June 2009, FASB issued ASC 810 (previously SFAS No. 167, Amendments to FASB Interpretation No. 46(R), which amends the guidance in FASB Interpretation No., or "FIN," 46(R), Consolidation of Variable Interest Entities). ASC 810 requires reporting entities to evaluate former QSPEs for consolidation, changes the approach to determining the primary beneficiary of a variable interest entity, or a "VIE," from a quantitative assessment to a qualitative assessment designed to identify a controlling financial interest, and increases the frequency of required reassessments to determine whether a company is the primary beneficiary of a VIE. ASC 810 also clarifies, but does not significantly change, the characteristics that identify a VIE. ASC 810 requires additional year-end and interim disclosures for public and non-public companies that are similar to the disclosures required by FSP FAS 140-4 and FIN 46(R)-8, Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities. ASC 810 is effective as of the beginning of a company's first fiscal year that begins after November 15, 2009 (January 1, 2010 for calendar year-end companies), and for subsequent interim and annual reporting periods. All QSPEs and entities currently subject to FIN 46(R) will need to be reevaluated under the amended consolidation requirements as of the beginning of the first annual reporting period that begins after November 15, 2009. Early adoption is prohibited. Ares Capital is currently evaluating the effect that the provisions of ASC 810 may have on Ares Capital's financial condition and results of operations.

        In June 2009, FASB issued ASC 2005, (previously SFAS NO. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles ("GAAP")—a replacement of FASB Statement No. 162, or the "Codification"). This Codification will become the source of authoritative U.S. GAAP recognized by FASB to be applied by nongovernmental entities. Once the Codification is in effect, all of its content will carry the same level of authority, effectively superseding SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles. In other words, the GAAP hierarchy will be modified to include only two levels of GAAP: authoritative and nonauthoritative. The Codification is not intended to change GAAP, but it will change the way GAAP is organized and presented. The Codification is effective for financial statements issued for interim and annual periods ending after September 15, 2009. In order to ease the transition to the Codification, Ares Capital has provided the Codification cross-reference alongside the references to the standards issued and adopted prior to the adoption of the Codification.

Portfolio and Investment Activity
(in millions, except number of new investment commitments, terms and percentages)

	Nine Months Ended September 30,		Year Ended December 31,
	2009	2008	2008	2007	2006
New investment commitments(1):
New portfolio companies	$11.7	$556.0	$600.5	$1,091.6	$812.5
Existing portfolio companies	123.7	273.6	305.0	256.0	297.5

Total new investment commitments	135.4	829.6	905.5	1,347.6	1,110.0
Less:
Investment commitments exited	270.7	354.9	430.3	654.1	404.9

Net investment commitments	$(135.3)	$474.7	$475.2	$693.5	$705.1
Principal amount of investments purchased:
Senior term debt	$164.8	$463.8	$529.2	$886.7	$726.4
Senior subordinated debt	31.6	295.8	336.3	187.1	249.4
Equity and other	23.7	55.1	60.4	177.6	111.7

Total	$220.1	$814.7	$925.9	$1,251.4	$1,087.5
Principal amount of investments sold or repaid:
Senior term debt	$170.6	$359.7	$448.8	$608.3	$255.5
Senior subordinated debt	82.0	19.5	29.0	89.8	99.2
Equity and other	19.1	7.4	7.4	20.6	75.3

Total	$271.7	$386.6	$485.2	$718.7	$430.0
Number of new investment commitments(2)	22	34	39	47	54
Average new investment commitments amount	$6.2	$24.4	$23.2	$28.7	$19.0
Weighted average term for new investment commitments (in months)	52	72	66	69	69
Weighted average yield of debt and income producing securities at fair value funded during the period(3)	9.93%	12.59%	12.57%	11.51%	11.76%
Weighted average yield of debt and income producing securities at amortized cost funded during the period(3)	10.46%	12.59%	12.58%	11.53%	11.76%
Weighted average yield of debt and income producing securities at fair value sold or repaid during the period(3)	12.20%	9.29%	9.49%	11.67%	11.39%
Weighted average yield of debt and income producing securities at amortized cost sold or repaid during the period(3)	11.62%	9.29%	9.79%	11.72%	11.95%

(1)
New investment commitments includes new agreements to fund revolving credit facilities or delayed draw loans.

(2)
Number of new investments represents each commitment to a particular portfolio company.

(3)
When Ares Capital refers to the "weighted average yield at fair value" in this table, Ares Capital computes it with respect to particular securities by taking the (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt included in such securities, and dividing it by (b) total debt and income producing securities at fair value included in such securities. When Ares Capital refers to the "weighted average yield at amortized cost" in this table, Ares Capital computes it with respect to particular securities by taking the (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt included in such securities, and dividing it by (b) total debt and income producing securities at amortized cost included in such securities.

        The investment adviser employs an investment rating system to categorize Ares Capital's investments. In addition to various risk management and monitoring tools, the investment adviser grades the credit status of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended to reflect the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors. Under this system, investments with a grade of 4 involve the least amount of risk in Ares Capital's portfolio. This portfolio company is performing above expectations and the trends and risk factors are generally favorable, including a potential exit. Investments graded 3 involve a level of risk that is similar to the risk at the time of origination. This portfolio company is performing as expected and the risk factors are neutral to favorable. All new investments are initially assessed a grade of 3. Investments graded 2 involve a portfolio company performing below expectations and indicates that the investment's risk has increased materially since origination. This portfolio company may be out of compliance with debt covenants, however, payments are generally not more than 120 days past due. For investments graded 2, Ares Capital's investment adviser increases procedures to monitor the portfolio company and will write down the fair value of the investment if it is deemed to be impaired. An investment grade of 1 indicates that the portfolio company is performing materially below expectations and that the investment risk has substantially increased since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Investments graded 1 are not anticipated to be repaid in full. Ares Capital's investment adviser employs half-point increments to reflect underlying trends in portfolio company operating or financial performance, as well as the general outlook. As of September 30, 2009, the weighted average investment grade of the investments in Ares Capital's portfolio was 3.0 with 5.3% of total investments at amortized cost (or 1.7% at fair value) on non-accrual status. The weighted average investment grade of the investments in Ares Capital's portfolio as of December 31, 2008 was 2.9. The distribution of the grades of Ares Capital's portfolio companies as of September 30, 2009 and December 31, 2008 is as follows (dollar amounts in thousands):

	September 30, 2009		December 31, 2008
	Fair Value	Number of Companies	Fair Value	Number of Companies
Grade 1	$20,022	9	$48,192	8
Grade 2	152,485	10	180,527	9
Grade 3	1,683,634	67	1,632,136	68
Grade 4	111,583	8	112,122	6

	$1,967,724	94	$1,972,977	91

        The weighted average yields of the following portions of Ares Capital's portfolio as of September 30, 2009 and December 31, 2008 were as follows:

	September 30, 2009		December 31, 2008
	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Debt and income producing securities	12.53%	11.70%	12.79%	11.73%
Total portfolio	10.95%	9.60%	11.24%	9.78%
Senior term debt	11.42%	10.74%	12.01%	10.85%
Senior subordinated debt	14.94%	13.64%	14.78%	13.69%
Income producing equity securities	10.19%	10.89%	8.42%	9.30%
First lien senior term debt	9.94%	9.63%	10.80%	9.99%
Second lien senior term debt	13.75%	12.41%	13.75%	12.04%

Results of Operations

  For the Three and Nine Months Ended September 30, 2009 and 2008

        Operating results for the three and nine ended September 30, 2009 and 2008 are as follows (in thousands):

	For the three months ended		For the nine months ended
	September 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008
Total investment income	$60,881	$62,067	$176,008	$177,738
Total expenses	27,521	29,365	80,391	83,186

Net investment income before income taxes	33,360	32,702	95,617	94,552
Income tax expense (benefit), including excise tax	454	(118)	563	(302)

Net investment income	32,906	32,820	95,054	94,854
Net realized gains (losses)	(1,656)	4,580	22,311	4,796
Net unrealized gains (losses)	32,026	(78,793)	15,698	(128,605)

Net increase in stockholders' equity resulting from operations	$63,276	$(41,393)	$133,063	$(28,955)

        Net income can vary substantially from period to period for various factors, including the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, quarterly comparisons of net income may not be meaningful.

Investment Income

        For the three months ended September 30, 2009, Ares Capital's total investment income decreased $1.2 million, or 2%, over the three months ended September 30, 2008. For the three months ended September 30, 2009, total investment income consisted of $56.9 million in interest income from investments, $2.2 million in dividend income and $1.6 million in other income. There were no capital structuring service fees for the three months ended September 30, 2009 compared to $3.3 million for the same period in 2008. The decrease in capital structuring service fees was primarily due to the significant decrease in new investment commitments for the three months ended September 30, 2009 as compared to the three months ended September 30, 2008. Dividend income increased $1.4 million or 186% to $2.2 million for the three months ended September 30, 2009 from $0.8 million for the comparable period in 2008 primarily due to the dividend from IHAM as a result of treating IHAM as a portfolio company (see Note 10 to Ares Capital's consolidated financial statements for the nine months ended September 30, 2009). Additionally, other income increased $0.9 million or 120% to $1.6 million for the three months ended September 30, 2009 from $0.7 million for the comparable period in 2008 primarily due to miscellaneous amendment fees received during the period.

        For the nine months ended September 30, 2009, Ares Capital's total investment income decreased $1.7 million, or 1%, over the nine months ended September 30, 2008. For the nine months ended September 30, 2009, total investment income consisted of $163.2 million in interest income from investments, $1.8 million in capital structuring service fees, $3.4 million in dividend income, $4.4 million in other income and $2.7 million in management fees. Capital structuring service fees decreased $16.7 million, or 90%, to $1.8 million for the nine months ended September 30, 2009 from $18.6 million for the comparable period in 2008. The decrease in capital structuring service fees was primarily due to the decrease in new investment commitments for the nine months ended September 30, 2009 as compared to the nine months ended September 30, 2008. Interest income from investments increased $11.3 million, or 7%, to $163.2 million for the nine months ended September 30, 2009 from $151.9 million for the comparable period in 2008. The increase in interest income from investments was primarily due to the increase in the size of the portfolio. The average investments, at amortized cost, for the period increased from $2.2 billion for the nine months ended September 30, 2008 to $2.3 billion for the comparable period in 2009. Other income increased $2.0 million or 82% to $4.4 million for the nine months ended September 30, 2009 from $2.4 million for the comparable period in 2008, primarily due to miscellaneous amendment fees received during the period. Dividend income increased $1.5 million or 77% to $3.4 million for the nine months ended September 30, 2009 from $1.9 million for the comparable period in 2008, primarily due to the dividend from IHAM.

Operating Expenses

        For the three months ended September 30, 2009, Ares Capital's total expenses decreased $1.8 million, or 6%, over the three months ended September 30, 2008. Interest expense and credit facility fees decreased $3.8 million, or 40%, to $5.7 million for the three months ended September 30, 2009 from $9.5 million for the comparable period in 2008, primarily due to the lower average cost of debt. The average cost of debt for the three months ended September 30, 2009 was 2.16% compared to the average cost of debt of 3.74% for the comparable period in 2008 due to the significant decrease in LIBOR over the period. There were $831 million in average outstanding borrowings during the three months ended September 30, 2009 compared to average outstanding borrowings of $883 million in the comparable period in 2008. For the three months ended September 30, 2009, Ares Capital incurred $2.0 million in professional fees related to the merger that were not incurred in the comparable period in 2008.

        For the nine months ended September 30, 2009, Ares Capital's total expenses decreased $2.8 million, or 3%, over the nine months ended September 30, 2008. Interest expense and credit facility fees decreased $8.0 million, or 30%, to $18.6 million for the nine months ended September 30, 2009 from $26.6 million for the comparable period in 2008, primarily due to the lower average cost of debt. The average cost of debt for the nine months ended September 30, 2009 was 2.21% compared to the average cost of debt of 3.71% for the comparable period in 2008 due to the significant decrease in LIBOR over the period offset by a higher spread for the CP Funding Facility. There were $865 million in average outstanding borrowings during the nine months ended September 30, 2009 compared to average outstanding borrowings of $794 million in the comparable period in 2008. The decrease in total expenses was partially offset by the increase in administrative expense, which increased $1.2 million, or 71%, to $2.9 million for the nine months ended September 30, 2009 from $1.7 million for the comparable period in 2008. This increase was primarily due to the expenses incurred by IHAM pursuant to a separate services agreement with Ares Capital Management. There was no such agreement in place in the comparable period in 2008. Additionally, professional fees increased $1.4 million, or 32%, to $5.7 million for the nine months ended September 30, 2009 from $4.4 million for the comparable period in 2008. This increase was primarily due to a rise in legal and valuation costs. For the three months ended September 30, 2009, Ares Capital incurred $2.0 million in professional fees related to the merger that were not incurred in the comparable period in 2008.

Income Tax Expense, Including Excise Tax

        Ares Capital has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. Among other things, Ares Capital has, in order to maintain its RIC status, made and intends to continue to make the requisite distributions to its stockholders which will generally relieve Ares Capital from U.S. federal income tax liability.

        Depending on the level of taxable income earned in a tax year, Ares Capital may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% U.S. federal excise tax on such income, as required. To the extent that it determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, Ares Capital accrues this excise tax, if any, on estimated excess taxable income as taxable income is earned. For the three months ended September 30, 2009, Ares Capital recorded no amounts for U.S. federal excise tax. For the nine months ended September 30, 2009, Ares Capital recognized $0.1 million of benefits for U.S. federal excise tax. For the three months ended September 30, 2008, Ares Capital recorded a $0.1 million provision for U.S. federal excise tax. For the nine months ended September 30, 2008, Ares Capital recorded a benefit of $0.4 million for U.S. federal excise tax.

        Certain of Ares Capital's wholly owned subsidiaries are subject to U.S. federal and state income taxes and Ares Capital and its subsidiaries may be subject to foreign taxes. For the three and nine months ended September 30, 2009, Ares Capital recorded tax provisions of approximately $0.5 million and $0.6 million for these subsidiaries, respectively. For the three and nine months ended September 30, 2008, Ares Capital recorded tax provisions of approximately $0.1 million for these subsidiaries.

Net Unrealized Gains/Losses

        For the three months ended September 30, 2009, Ares Capital had net unrealized gains of $32.0 million, which was primarily comprised of $17.6 million in unrealized depreciation, $45.7 million in unrealized appreciation and $3.9 million related to the reversal of prior period net unrealized depreciation. The most significant changes in net unrealized appreciation and depreciation during the three months ended September 30, 2009 were as follows (in millions):

For the three months ended September 30, 2009
Portfolio Company	Unrealized Appreciation (Depreciation)
ADF Restaurant Group, LLC	$5.1
Imperial Capital Group, LLC	5.0
Wear Me Apparel, LLC	4.8
CT Technologies Holdings, LLC	2.8
Apple & Eve, LLC	2.3
OTG Management, Inc.	1.8
Best Brands Corporation	1.8
Capella Healthcare, Inc.	1.7
Bumble Bee Foods, LLC	1.7
Prommis Solutions, LLC	1.6
National Print Group, Inc.	1.6
Instituto de Banca y Comercio, Inc.	1.5
The Teaching Company, LLC	1.4
Pillar Holdings LLC	1.0
3091779 Nova Scotia Inc.	(1.1)
Wastequip, Inc.	(1.3)
AWTP, LLC	(1.4)
MPBP Holdings, Inc.	(1.9)
LVCG Holdings LLC	(2.0)
Canon Communications LLC	(2.2)
R3 Education, Inc.	(3.5)
Other	7.4

Total	$28.1

        For the three months ended September 30, 2008, Ares Capital had net unrealized losses of $78.8 million, which primarily consisted of $88.3 million of unrealized depreciation from investments less $10.3 million of unrealized appreciation from investments. The most significant changes in net unrealized appreciation and depreciation during the three months ended September 30, 2008 were as follows (in millions):

For the three months ended September 30, 2008
Portfolio Company	Unrealized Appreciation (Depreciation)
Waste Pro USA, Inc.	$2.8
Hudson Group, Inc.	2.8
Industrial Container Services, LLC	1.6
MPBP Holdings, Inc.	(3.2)
HB&G Building Products	(3.2)
Apple & Eve, LLC	(3.6)
Reflexite Corporation	(4.0)
Things Remembered	(4.0)
Capella Healthcare, Inc.	(4.8)
Wear Me Apparel, LLC	(6.8)
Best Brands Corporation	(7.4)
Courtside Acquisition Corp.	(8.6)
FirstLight Financial Corporation	(10.0)
DSI Renal, Inc.	(10.0)
Other	(20.4)

Total	$(78.8)

        For the nine months ended September 30, 2009, Ares Capital had net unrealized gains of $15.7 million, which was primarily comprised of $81.4 million in unrealized depreciation and $91.8 million in unrealized appreciation and $5.3 million relating to the reversal of prior period net unrealized depreciation. The most significant changes in net unrealized appreciation and depreciation during the nine months ended September 30, 2009 were as follows (in millions):

For the nine months ended September 30, 2009
Portfolio Company	Unrealized Appreciation (Depreciation)
Apple & Eve, LLC	$10.5
Best Brands Corp.	8.2
Ivy Hill Asset Management, L.P.(1)	8.0
Capella Healthcare, Inc.	6.0
Wear Me Apparel, LLC	6.0
Imperial Capital Group, LLC	5.0
ADF Restaurant Group	4.9
Waste Pro USA, Inc.	4.2
Prommis Solutions, LLC	3.8
Booz Allen Hamilton, Inc.	3.5
DSI Renal, Inc.	2.8
Instituto de Banca y Comercio, Inc.	2.7
CT Technologies Holdings, LLC	2.4
Lakeland Finance, LLC	2.0
Pillar Holdings LLC	2.0
Bumble Bee Foods, LLC	1.7
Wyle Laboratories, Inc.	1.4
Savers, Inc.	1.4
Magnacare Holdings, Inc.	1.4
The Teaching Company, LLC	1.3
Encanto Restaurants, Inc.	1.2
American Residential Services, LLC	1.2
Hudson Group, Inc.	1.2
Diversified Collections Services, Inc.	1.0
Industrial Container Services, LLC	(1.3)
Planet Organic Health Corp.	(1.3)
Things Remembered, Inc.	(1.8)
HB&G Building Products	(1.8)
Sigma International Group, Inc.	(2.6)
Canon Communications LLC	(2.6)
VOTC Acquisition Corp.	(2.8)
National Print Group, Inc.	(2.8)
MPBP Holdings, Inc.	(3.2)
Growing Family, Inc.	(3.4)
R3 Education, Inc.	(3.4)
Courtside Acquisition Corp.	(3.4)
Wastequip, Inc.	(4.0)
AWTP, LLC	(4.1)
Direct Buy Holdings, Inc.	(4.2)
Summit Business Media, LLC	(4.7)
LVCG Holdings LLC	(6.5)
Reflexite Corporation	(10.6)
FirstLight Financial Corporation	(11.0)
Other	2.1

Total	$10.4

(1)
See Note 10 to Ares Capital's consolidated financial statements for the nine months ended September 30, 2009.

        For the nine months ended September 30, 2008, Ares Capital had net unrealized losses of $128.6 million, which primarily consisted of $167.3 million of unrealized depreciation from investments less $39.6 million of unrealized appreciation from investments. The most significant changes in net unrealized appreciation and depreciation during the three months ended September 30, 2008 were as follows (in millions):

For the nine months ended September 30, 2008
Portfolio Company	Unrealized Appreciation (Depreciation)
Reflexite Corporation	$7.3
R3 Education, Inc.	5.0
Industrial Container Services, LLC	2.9
WastePro USA, Inc.	2.8
Hudson Group, Inc.	2.8
Instituto de Banca y Comercio, Inc.	2.7
Capella Healthcare, Inc.	(4.8)
HB&G Building Products	(5.2)
Apple & Eve, LLC	(5.9)
Primis Holdings, LLC	(6.0)
Best Brands Corporation	(7.4)
Making Memories Wholesale, Inc.	(8.2)
DSI Renal, Inc.	(10.2)
MPBP Holdings, Inc.	(10.5)
Wear Me Apparel, LLC	(11.2)
Reflexite Corporation	(14.0)
FirstLight Financial Corporation	(15.0)
Courtside Acquisition Corp.	(25.7)
Other	(28.0)

Total	$(128.6)

Net Realized Gains/Losses

        During the three months ended September 30, 2009, Ares Capital had $104.4 million of sales and repayments resulting in $1.7 million of net realized losses. These sales and repayments included $5.0 million of loans sold to the Ivy Hill Funds, the two middle-market credit funds managed by Ares Capital's portfolio company, IHAM (see Note 10 to Ares Capital's consolidated financial statements for the nine months ended September 30, 2009 for more detail on IHAM and the Ivy Hill Funds). Net realized losses on investments were comprised of $12.8 million of gross realized gains and $14.5 of gross realized losses. The most significant realized gains and losses on investments for the three months ended September 30, 2009 were as follows (in millions):

Portfolio Company	Realized Gain (Loss)
WastePro USA, Inc.	$12.3
Making Memories Wholesale, Inc.	(14.2)
Other	0.2

Total	$(1.7)

        During the three months ended September 30, 2008, Ares Capital had $168.0 million of sales and repayments resulting in $4.6 million of net realized gains. The most significant realized gains on investments for the three months ended September 30, 2008 were as follows (in millions):

Portfolio Company	Realized Gain (Loss)
Daily Candy, Inc.	$2.5
Waste Pro USA, Inc.	2.0
Other	0.1

Total	$4.6

        During the nine months ended September 30, 2009, Ares Capital repurchased $34.8 million of CLO Notes resulting in a $26.5 million realized gain on the extinguishment of debt. Ares Capital also had $267.4 million of sales and repayments resulting in $4.2 million of net realized losses. These sales and repayments included $45.5 million of loans sold to the Ivy Hill Funds. Net realized losses on investments were comprised of $13.0 million of gross realized gains and $17.2 of gross realized losses. The most significant realized gains and losses on investments for the nine months ended September 30, 2009 were as follows (in millions):

Portfolio Company	Realized Gain (Loss)
WastePro USA, Inc.	$12.3
Capella Healthcare, Inc.	(1.0)
Instituto de Banca y Commercio, Inc.	(1.2)
Making Memories Wholesale, Inc.	(14.2)
Other	(0.1)

Total	$(4.2)

        During the nine months ended September 30, 2008, Ares Capital had $393.6 million of sales and repayments resulting in $4.8 million of net realized gains.

Portfolio Company	Realized Gain (Loss)
Daily Candy, Inc.	$2.5
Waste Pro USA, Inc.	2.0
Other	0.3

Total	$4.8

  For the Years Ended December 31, 2008, 2007 and 2006

        Operating results for the years ended December 31, 2008, 2007 and 2006 are as follows (in thousands):

	For the year ended December 31,
	2008	2007	2006
Total Investment Income	$240,461	$188,873	$120,021
Total Expenses	113,221	94,750	58,458

Net Investment Income Before Income Taxes	127,240	94,123	61,563
Income Tax Expense (Benefit), Including Excise Tax	248	(826)	4,931

Net Investment Income	126,992	94,949	56,632
Net Realized Gains	6,371	6,544	27,616
Net Unrealized Losses	(272,818)	(10,661)	(14,553)

Net (Decrease) Increase in Stockholders' Equity Resulting From Operations	$(139,455)	$90,832	$69,695

Investment Income

        For the year ended December 31, 2008, Ares Capital's total investment income increased $51.6 million, or 27%, over the year ended December 31, 2007. Interest income from investments increased $46.0 million, or 28%, to $208.5 million for the year ended December 31, 2008 from $162.4 million for the comparable period in 2007. The increase in interest income from investments was primarily due to the increase in the size of the portfolio as well as increases in the weighted average yield on the portfolio. The average investments, at fair value, for the year increased to $2.0 billion for the year ended December 31, 2008 from $1.5 billion for the comparable period in 2007. Capital structuring service fees increased $3.2 million, or 18%, to $21.2 million for the year ended December 31, 2008 from $18.0 million for the comparable period in 2007. The increase in capital structuring service fees was primarily due to the increase in fee percentages as a result of more favorable terms available in the current market.

        For the year ended December 31, 2007, Ares Capital's total investment income increased $68.9 million, or 57%, from the year ended December 31, 2006. Interest income from investments increased $64.1 million, or 65%, to $162.4 million for the year ended December 31, 2007 from $98.3 million for the comparable period in 2006. The increase in interest income from investments was primarily due to the increase in the overall size of the portfolio. The average investments, at fair value, for the year increased to $1.5 billion for the year ended December 31, 2007 from $871.0 million for the comparable period in 2006. Capital structuring service fees increased $2.0 million, or 12%, to $18.0 million for the year ended December 31, 2007 from $16.0 million for the comparable period in 2006. The increase in capital structuring service fees was primarily due to the increased amount of new investments made. The amount of new investments made increased to $1.3 billion during the year ended December 31, 2007 from $1.1 billion for the comparable period in 2006.

Operating Expenses

        For the year ended December 31, 2008, Ares Capital's total expenses increased $18.5 million, or 19%, from the year ended December 31, 2007. Base management fees increased $6.9 million, or 29%, to $30.5 million for the year ended December 31, 2008 from $23.5 million for the comparable period in 2007, primarily due to the increase in the size of the portfolio. Incentive fees related to pre-incentive fee net investment income increased $8.2 million, or 35%, to $31.7 million for the year ended December 31, 2008 from $23.5 million for the comparable period in 2007, primarily due to the increase in the size of the portfolio and the related increase in net investment income. The increase in total expenses was partially offset by the decline in interest expense and credit facility fees. Interest expense and credit facility fees decreased $0.4 million, or 1%, to $36.5 million for the year ended December 31, 2008 from $36.9 million for the comparable period in 2007, despite significant increases in the outstanding borrowings for the period. The average outstanding borrowings during the year ended December 31, 2008 was $819.0 million compared to average outstanding borrowings of $567.9 million for the comparable period in 2007. The increase in outstanding borrowings was more than offset by the decline in the average cost of borrowing which went from 6.08% for the year ended December 31, 2007 to 4.06% for the year ended December 31, 2008.

        For the year ended December 31, 2007, Ares Capital's total expenses increased $36.3 million, or 62%, from the year ended December 31, 2006. Base management fees increased $9.9 million, or 72%, to $23.5 million for the year ended December 31, 2007 from $13.6 million for the comparable period in 2006, primarily due to the increase in the size of the portfolio. Incentive fees related to pre-incentive fee net investment income increased $7.5 million, or 46%, to $23.5 million for the year ended December 31, 2007 from $16.1 million for the comparable period in 2006, primarily due to the increase in the size of the portfolio and the related increase in net investment income. Interest expense and credit facility fees increased $18.3 million, or 99%, to $36.9 million for the year ended December 31, 2007 from $18.6 million for the comparable period in 2006, primarily due to the significant increase in the outstanding borrowings. The average outstanding borrowings during the year ended December 31, 2007 was $567.9 million compared to average outstanding borrowings of $262.4 million for the comparable period in 2006. The increase in total expenses was partially offset by the decline in incentive fees related to realized gains. There were no incentive fees related to realized gains during the year ended December 31, 2007 compared to $3.4 million for the year ended December 31, 2006, due to gross unrealized depreciation offsetting net realized gains for the period. Net realized gains were $6.6 million during the year ended December 31, 2007 whereas gross unrealized depreciation recognized was $61.2 million.

Income Tax Expense, Including Excise Tax

        For the years ended December 31, 2008, 2007 and 2006, Ares Capital recorded provisions of approximately $0.1 million, $0.1 million and $0.6 million, respectively, for federal excise tax.

        For the year ended December 31, 2008, Ares Capital recorded a tax provision of approximately $0.1 million for Ares Capital's wholly owned subsidiaries that are subject to U.S. federal and state income taxes. For the year ended December 31, 2007, Ares Capital recorded a tax benefit of approximately $0.9 million for these subsidiaries. For the year ended December 31, 2006, Ares Capital recorded a tax provision of $4.4 million for these subsidiaries.

Net Realized Gains/Losses

        During the year ended December 31, 2008, Ares Capital had $495.6 million of sales and repayments resulting in $6.6 million of net realized gains. These sales and repayments included the $75.5 million of loans sold to the Ivy Hill Funds. Net realized gains were comprised of $6.8 million of gross realized gains and $0.2 of gross realized losses. The most significant realized gains and losses during the year ended December 31, 2008 were as follows (in millions):

Portfolio Company	Realized Gain (Loss)
Hudson Group, Inc.	$2.8
Waste Pro USA, Inc.	2.0
Daily Candy, Inc.	1.3
Other	0.5

Total	$6.6

        During the year ended December 31, 2007, Ares Capital had $725.2 million of sales and repayments resulting in $6.6 million of net realized gains. These sales and repayments included the $133.0 million of loans sold to Ivy Hill I. Net realized gains were comprised of $16.2 million of gross realized gains and $9.7 million of gross realized losses. The most significant realized gains and losses during the year ended December 31, 2007 were as follows (in millions):

Portfolio Company	Realized Gain (Loss)
The GSI Group, Inc.	$6.2
Varel Holdings, Inc.	4.0
Equinox SMU Partners LLC	3.5
Berkline/Benchcraft Holdings LLC	(8.8)
Other	1.7

Total	$6.6

        During the year ended December 31, 2006, Ares Capital had $457.7 million of sales and repayments resulting in $27.6 million of net realized gains. Net realized gains were comprised of $27.7 million of gross realized gains and $0.1 million of gross realized losses. The most significant realized gains and losses during the year ended December 31, 2006 were as follows (in millions):

Portfolio Company	Realized Gain (Loss)
CICQ, LP	$18.6
United Site Services, Inc.	4.5
GCA Services Group, Inc.	1.0
Other	3.5

Total	$27.6

Net Unrealized Gains/Losses

        For the year ended December 31, 2008, Ares Capital had net unrealized losses of $272.8 million, which was comprised of $54.9 million in unrealized appreciation, $323.9 million in unrealized depreciation and $3.8 million relating to the reversal of prior period net unrealized appreciation. The most significant changes in net unrealized appreciation and depreciation during the year ended December 31, 2008 were as follows (in millions):

Portfolio Company	Unrealized Appreciation (Depreciation)
R3 Education, Inc.	$5.0
Instituto de Banco Y Comercio, Inc.	4.5
Industrial Container Services LLC	4.1
Diversified Collection Services, Inc.	3.4
Campus Management Corp.	3.0
Prommis Solutions, LLC	(3.1)
309179 Nova Scotia, Inc.	(3.1)
National Print Group, Inc.	(3.1)
Athletic Club Holdings, Inc.	(3.2)
Booz Allen Hamilton, Inc.	(3.2)
Wastequip, Inc.	(3.3)
Direct Buy Holdings, Inc.	(3.6)
OnCURE Medical Corp.	(3.6)
VSS-Tranzact Holdings, LLC	(4.0)
Summit Business Media, LLC	(4.0)
Best Brands Corporation	(4.3)
GG Merger Sub I, Inc.	(4.7)
Apogee Retail, LLC	(4.8)
Ivy Hill Middle Market Credit Fund, Ltd.	(5.6)
Making Memories Wholesale, Inc.	(6.7)
Vistar Corporation	(6.9)
HB&G Building Products	(7.4)
Growing Family, Inc.	(7.5)
Primis Marketing Group, Inc.	(7.6)
Capella Healthcare, Inc.	(9.5)
Wear Me Apparel, LLC	(12.1)
Things Remembered, Inc.	(12.3)
Apple & Eve, LLC	(12.4)
MPBP Holdings, Inc.	(15.3)
DSI Renal, Inc.	(18.1)
Reflexite Corporation	(19.2)
Courtside Acquisition Corp.	(30.9)
FirstLight Financial Corporation	(37.0)
Other	(32.5)

Total	$(269.0)

        For the year ended December 31, 2007, Ares Capital had net unrealized losses of $10.7 million, which was comprised of $52.5 million in unrealized appreciation, $60.4 million in unrealized depreciation and $2.8 million relating to the reversal of prior period net unrealized appreciation. The most significant changes in unrealized appreciation and depreciation during the year ended December 31, 2007 were as follows (in millions):

Portfolio Company	Unrealized Appreciation (Depreciation)
Reflexite Corporation	$27.2
The GSI Group, Inc.	5.6
Waste Pro, Inc.	4.0
Daily Candy, Inc.	3.6
Industrial Container Services, Inc.	3.2
Varel Holdings, Inc.	3.0
Wastequip, Inc.	(3.2)
Making Memories Wholesale, Inc.	(5.0)
Primis Marketing Group, Inc.	(5.6)
Universal Trailer Corporation	(7.2)
Wear Me Apparel, LLC	(8.0)
FirstLight Financial Corporation	(10.0)
MPBP Holdings, Inc.	(10.5)
Other	(5.0)

Total	$(7.9)

        For the year ended December 31, 2006, Ares Capital had net unrealized losses of $14.6 million, which was comprised of $9.2 million in unrealized appreciation, $8.9 million in unrealized depreciation and $14.9 million relating to the reversal of prior period net unrealized appreciation. The most significant changes in unrealized appreciation and depreciation during the year ended December 31, 2006 were as follows (in millions):

Portfolio Company	Unrealized Appreciation (Depreciation)
CICQ, LP	$4.0
Universal Trailer Corporation	3.4
Varel Holdings, Inc.	1.0
Making Memories Wholesale, Inc.	(2.4)
Berkshire/Benchcraft Holdings LLC	(6.5)
Other	0.8

Total	$0.3

Financial Condition, Liquidity and Capital Resources

        Since its inception, Ares Capital's liquidity and capital resources have been generated primarily from the net proceeds of public offerings of common stock, the Debt Securitization, advances from its credit facilities, as well as cash flows from operations.

        As of September 30, 2009, Ares Capital had $61.5 million in cash and cash equivalents and $767.9 million in total indebtedness outstanding. Subject to leverage restrictions, Ares Capital had approximately $453.9 million available for additional borrowings under its credit facilities as of September 30, 2009.

        Due to volatility in global markets, the availability of capital and access to capital markets has been limited over the last two years. Ares Capital has responded to recent constraints on raising new capital by pursuing other avenues of liquidity and growth, such as adjusting the pace of its investments, becoming more selective in evaluating investment opportunities to ensure appropriate risk-adjusted returns, pursuing asset sales, developing its third-party asset management capabilities and/or recycling lower yielding investments. Ares Capital also intends to continue pursuing opportunities to manage third-party funds. As the global liquidity situation evolves, Ares Capital will continue to monitor and adjust its funding approach accordingly. However, given the unprecedented nature of the volatility in the global markets, there can be no assurances that these activities will be successful. While levels of market disruption and volatility appear to be improving, there can be no assurance that they will not worsen. If they do, Ares Capital could face materially higher financing costs. Consequently, Ares Capital's operating strategy could be materially and adversely affected. The illiquidity of Ares Capital's investments may make it difficult for Ares Capital to sell such investments if required. As a result, Ares Capital may realize significantly less than the value at which it has recorded its investments.

Equity Offerings

        The following table summarizes the total shares issued and proceeds Ares Capital received net of underwriter, dealer manager and offering costs for the nine months ended September 30, 2009 and 2008 (in millions, except per share data):

	Shares issued	Offering price per share	Proceeds net of dealer manager and offering costs
August 2009 public offering	12.4	$9.25	$109.1

Total for the nine months ended September 30, 2009	12.4		$109.1
April 2008 public offering	24.2	$11.00	$259.8

Total for the nine months ended September 30, 2008	24.2		$259.8

Debt Capital Activities

        Ares Capital's debt obligations consisted of the following as of September 30, 2009 and December 31, 2008 (in millions):

	September 30, 2009		December 31, 2008
	Outstanding	Total Available(1)	Outstanding	Total Available(1)
Credit Facility	$271.1	$525.0	$480.5	$510.0
CP Funding Facility	223.0	223.0	114.3	350.0
CP Funding II Facility	—	200.0	—	—
Debt Securitization	273.8	273.8	314.0	314.0

	$767.9	$1,221.8	$908.8	$1,174.0

(1)
Subject to borrowing base and leverage restrictions.

        The weighted average interest rate and weighted average maturity of all Ares Capital's outstanding borrowings as of September 30, 2009 were 2.02% and 4.8 years, respectively. The weighted average interest rate and weighted average maturity of all Ares Capital's outstanding borrowings as of December 31, 2008 were 3.03% and 4.9 years, respectively.

        The ratio of total debt outstanding to stockholders' equity as of September 30, 2009 was 0.63:1.00 compared to 0.83:1.00 as of December 31, 2008.

        A summary of Ares Capital's contractual payment obligations as of December 31, 2008 are as follows (in millions):

	Payments Due by Period
	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
Credit Facility	$480.5	$—	$480.5	$—	$—
CP Funding Facility	114.3	114.3	—	—	—
Debt Securitization	314.0	—	—	—	314.0

Total Debt	$908.8	$114.3	$480.5	$—	$314.0

        In accordance with the Investment Company Act, with certain limited exceptions, Ares Capital is only allowed to borrow amounts such that Ares Capital's asset coverage, as defined in the Investment Company Act, is at least 200% after such borrowing. As of September 30, 2009, Ares Capital's asset coverage for borrowed amounts was 259%. As of December 31, 2008, Ares Capital's asset coverage for borrowed amounts was 220%.

  Credit Facility

        In December 2005, Ares Capital entered into the Credit Facility, under which, as amended, the lenders have agreed to extend credit to Ares Capital in an aggregate principal amount not exceeding $525 million at any one time outstanding. The Credit Facility expires on December 28, 2010 and is secured by substantially all of the assets of Ares Capital and Ares Capital's consolidated subsidiaries (subject to certain exceptions, including investments held by Ares Capital CP under the CP Funding Facility, investments held by Ares Capital CP II under the CP Funding II Facility and those held as a part of the Debt Securitization, each discussed below) which as of September 30, 2009 consisted of 167 investments.

        The Credit Facility also includes an "accordion" feature that allows Ares Capital to increase the size of the Credit Facility to a maximum of $765 million under certain circumstances. The Credit Facility also includes usual and customary events of default for senior secured revolving credit facilities of this nature. As of September 30, 2009, there was $271.1 million outstanding under the Credit Facility and Ares Capital continues to be in compliance with all of the limitations and requirements of the Credit Facility. As of December 31, 2008, there was $480.5 million outstanding under the Credit Facility. See Note 7 to Ares Capital's consolidated financial statements for the period ended September 30, 2009 for more detail on the Credit Facility.

  CP Funding Facility

        In October 2004, Ares Capital formed Ares Capital CP Funding LLC, or "Ares Capital CP," a wholly owned subsidiary of Ares Capital, through which Ares Capital established the CP Funding Facility that, as amended, allowed Ares Capital CP to issue up to $350 million of variable funding certificates. On May 7, 2009, Ares Capital and Ares Capital CP entered into an amendment that, among other things, converted the CP Funding Facility from a revolving facility to an amortizing facility, extended the maturity from July 21, 2009 to May 7, 2012, reduced the availability from $350 million to $225 million (with a reduction in the outstanding balance required by each of May 7, 2010 and May 7, 2011) and decreased the advance rates applicable to certain types of eligible loans. In addition, the interest rate charged on the CP Funding Facility was increased from the commercial paper rate, Eurodollar or adjusted Eurodollar rate, as applicable, plus 2.50% to the commercial paper, Eurodollar or adjusted Eurodollar rate, as applicable, plus 3.50% and the commitment fee requirement was removed. Ares Capital also paid a renewal fee of 1.25% of the total facility amount, or $2.8 million. As of September 30, 2009, there was $223.0 million outstanding under the CP Funding Facility and Ares Capital continues to be in compliance with all of the limitations and requirements of the CP Funding Facility. As of December 31, 2008, there was $114.3 million outstanding under the CP Funding Facility.

        The CP Funding Facility is secured by all of the assets held by Ares Capital CP, which as of September 30, 2009 consisted of 36 investments. In addition, the CP Funding Facility is guaranteed by all of the assets of Ares Capital CP Funding II LLC, or "Ares Capital CP II," an indirect, wholly owned subsidiary of Ares Capital. See Note 7 to Ares Capital's consolidated financial statements for the period ended September 30, 2009 for more detail on the CP Funding Facility.

  CP Funding II Facility

        On July 21, 2009, Ares Capital CP II entered into an agreement with Wachovia Bank N.A., or "Wachovia," to establish a new revolving facility, the CP Funding II Facility, whereby Wachovia agreed to extend credit to Ares Capital CP II in an aggregate principal amount not exceeding $200 million at any one time outstanding. The CP Funding II Facility is scheduled to expire on July 21, 2012, with two one-year extension options, subject to mutual consent. Subject to certain exceptions, the interest charged on the CP Funding II Facility is based on LIBOR plus 4.00%. The CP Funding II Facility is secured by all of the assets held by Ares Capital CP II. As of September 30, 2009, there were no amounts outstanding on the CP Funding II Facility. In addition, the CP Funding II Facility is guaranteed by all of the assets of Ares Capital CP. See Note 7 to Ares Capital's consolidated financial statements for the period ended September 30, 2009 for more detail on the CP Funding II Facility.

  Debt Securitization

        In July 2006, through Ares Capital's wholly owned subsidiary, ARCC CLO 2006 LLC, or "ARCC CLO," Ares Capital completed the Debt Securitization, and issued approximately $314.0 million principal amount of CLO Notes (including $50.0 million of revolving notes, all of which were drawn down as of September 30, 2009) to third parties that are secured by a pool of middle-market loans that were purchased or originated by Ares Capital. Such CLO Notes are included in the September 30, 2009 consolidated balance sheet. Ares Capital retained approximately $86.0 million of aggregate principal amount of certain BBB/Baa2 and non-rated securities in the Debt Securitization, or the "Retained Notes." During the nine months ended September 30, 2009, Ares Capital repurchased, in several open market transactions, $34.8 million of CLO Notes, consisting of $14.0 million of the Class B Notes and $20.8 million of the Class C Notes, for a total purchase price of $8.2 million. As a result of these purchases, Ares Capital recognized a $26.5 million gain on the extinguishment of debt and, as of September 30, 2009, Ares Capital held an aggregate principal amount of $120.8 million of CLO Notes, in total. All of the CLO Notes mature on December 20, 2019, and, as of September 30, 2009, there was $273.8 million outstanding under the Debt Securitization (excluding the Retained Notes). The blended pricing of CLO Notes, excluding fees, is approximately 3-month LIBOR plus 27 basis points.

        As of September 30, 2009, there were 54 investments securing the notes. See Note 7 to Ares Capital's consolidated financial statements for the period ended September 30, 2009 for more detail on the Debt Securitization.

        The Moody's Investors Service rating of the Class A-1B Notes, the Class A-2B Notes, the Class B Notes and the Class C Notes have been reduced below the respective ratings issued for such notes on the facility's closing date. As of September 30, 2009, the Class A-1B Notes had a rating of Aa2, the Class A-2B Notes had a rating of Aa1, the Class B Notes had a rating of A1 and the Class C Notes had a rating of Baa3. As a result of the downgrades, among other things, Ares Capital's ability to transfer loans out of the facility has been restricted and certain principal proceeds must be used to further reduce the outstanding principal balance of such notes on each distribution date.

Portfolio Valuation

        Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, Ares Capital looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of Ares Capital's investments) are valued at fair value as determined in good faith by Ares Capital's board of directors, based on the input of Ares Capital's management and audit committee and independent valuation firms that have been engaged at the direction of the board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, with approximately 50% (based on value) of Ares Capital's valuations of portfolio companies without readily available market quotations subject to review by an independent valuation firm each quarter.

        As part of the valuation process, Ares Capital may take into account the following types of factors, if relevant, in determining the fair value of Ares Capital's investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, Ares Capital uses the pricing indicated by the external event to corroborate Ares Capital's valuation.

        Because there is not a readily available market value for most of the investments in Ares Capital's portfolio, Ares Capital values substantially all of its portfolio investments at fair value as determined in good faith by Ares Capital's board of directors, based on the input of its management and audit committee and independent valuation firms under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of Ares Capital's investments may fluctuate from period to period. Additionally, the fair value of Ares Capital's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that Ares Capital may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If Ares Capital was required to liquidate a portfolio investment in a forced or liquidation sale, Ares Capital may realize significantly less than the value at which Ares Capital has recorded it.

        In addition, changes in the market environment, such as inflation, and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than would be realized based on the valuations currently assigned. See "Risk Factors—Risks Relating to Ares Capital—Price declines and illiquidity in the corporate debt markets have adversely affected, and may in the future adversely affect, the fair value of Ares Capital's portfolio investments, reducing Ares Capital's net asset value through increased net unrealized depreciation."

        With respect to investments for which market quotations are not readily available, Ares Capital's board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Ares Capital's quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with Ares Capital's portfolio management team.

  •
  Preliminary valuation conclusions are then documented and discussed by Ares Capital's management.

  •
  The audit committee of Ares Capital's board of directors reviews these preliminary valuations, as well as the input of independent valuation firms with respect to the valuations of approximately 50% (based on value) of Ares Capital's portfolio companies without readily available market quotations.

  •
  The board of directors discusses valuations and determines the fair value of each investment in Ares Capital's portfolio without a readily available market quotation in good faith based on the input of Ares Capital's management and audit committee and independent valuation firms.

        Effective January 1, 2008, Ares Capital adopted SFAS 157, which expands the application of fair value accounting for investments (see Note 8 to the consolidated financial statements).

Off Balance Sheet Arrangements

        As of September 30, 2009 and December 31, 2008, Ares Capital had the following commitments to fund various revolving senior secured and subordinated loans (in millions):

	September 30, 2009	December 31, 2008
Total revolving commitments	$295.4	$419.0
Less: funded commitments	(90.4)	(139.6)

Total unfunded commitments	205.0	279.4
Less: commitments substantially at discretion of Ares Capital	(10.0)	(32.4)
Less: unavailable commitments due to borrowing base or other covenant restriction	(89.0)	(64.5)

Total net adjusted unfunded revolving commitments	$106.0	$182.5

        Of the total commitments as of September 30, 2009, $174.2 million extend beyond the maturity date for the Credit Facility. Additionally, $104.4 million of the total commitments or $6.5 million of the net adjusted unfunded commitments are scheduled to expire in 2009. Included within the total commitments as of September 30, 2009 are commitments to issue up to $24.3 million in standby letters of credit through a financial intermediary on behalf of certain portfolio companies.

        Under these arrangements, Ares Capital would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. As of September 30, 2009, Ares Capital had $21.4 million in standby letters of credit issued and outstanding on behalf of the portfolio companies, of which no amounts were recorded as a liability. Of these letters of credit, $0.4 million expire on January 31, 2010, $0.2 million expire on February 28, 2010, $3.7 million expire on March 31, 2010, $8.1 million expire on July 31, 2010 and $9.0 million expire on September 30, 2010. These letters of credit may be extended under substantially similar terms for additional one-year terms at Ares Capital's option until the Credit Facility, under which the letters of credit were issued, matures on December 28, 2010.

        As of September 30, 2009 and December 31, 2008, Ares Capital was subject to subscription agreements to fund equity investments in private equity investment partnerships, substantially all at the discretion of Ares Capital, as follows (in millions):

	September 30, 2009	December 31, 2008
Total private equity commitments	$428.3	$428.3
Total unfunded private equity commitments	$419.1	$423.6

Quantitative and Qualitative Disclosures About Market Risk

        Ares Capital is subject to financial market risks, including changes in interest rates and the valuations of Ares Capital's investment portfolio.

  Interest Rate Risk

        Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. Because Ares Capital funds a portion of its investments with borrowings, Ares Capital's net investment income is affected by the spread between the rate at which Ares Capital invests and the rate at which it borrows. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on Ares Capital's net investment income.

        As of September 30, 2009, approximately 57% of the investments at fair value in Ares Capital's portfolio were at fixed rates while approximately 30% were at variable rates and 13% were non-interest earning. Additionally, 11% of the investments at fair value or 37% of the investments at fair value with variable rates contain interest rate floor features. The Debt Securitization, the CP Funding Facility, the CP Funding II Facility and the Credit Facility all feature variable rates.

        Ares Capital regularly measures Ares Capital's exposure to interest rate risk. Ares Capital assesses interest rate risk and manages Ares Capital's interest rate exposure on an ongoing basis by comparing its interest rate sensitive assets to its interest rate sensitive liabilities. Based on that review, Ares Capital determines whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

        In October 2008, Ares Capital entered into a two-year interest rate swap agreement for a total notional amount of $75 million. Under the interest rate swap agreement, Ares Capital will pay a fixed interest rate of 2.985% and receive a floating rate based on the prevailing three-month LIBOR. Ares Capital believes that this agreement will enable it to mitigate interest rate risk and remain match funded.

        While hedging activities may mitigate Ares Capital's exposure to adverse fluctuations in interest rates, certain hedging transactions that Ares Capital may enter into in the future, such as interest rate swap agreements, may also limit Ares Capital's ability to participate in the benefits of lower interest rates with respect to its portfolio investments.

        Based on Ares Capital's September 30, 2009 balance sheet, the following table shows the impact on net income of base rate changes in interest rates assuming no changes in Ares Capital's investment and borrowing structure and reflecting the effect of Ares Capital's interest rate swap agreement described above and in Note 11 of the consolidated financial statements (in millions):

Basis Point Change	Interest Income	Interest Expense	Net Income
Up 300 basis points	$14.0	$20.8	$(6.8)
Up 200 basis points	$8.9	$13.9	$(5.0)
Up 100 basis points	$4.4	$6.9	$(2.5)
Down 100 basis points	$(2.3)	$(4.2)	$1.9
Down 200 basis points	$(3.5)	$(8.4)	$4.9
Down 300 basis points	$(4.7)	$(12.6)	$7.9

        Based on Ares Capital's December 31, 2008 balance sheet, the following table shows the impact on net income of base rate changes in interest rates assuming no changes in Ares Capital's investment and borrowing structure and reflecting the effect of Ares Capital's interest rate swap agreement described above and in Note 11 of the consolidated financial statements (in millions):

Basis Point Change	Interest Income	Interest Expense	Net Income
Up 300 basis points	$21.4	$25.0	$(3.6)
Up 200 basis points	$14.2	$16.7	$(2.5)
Up 100 basis points	$7.1	$8.3	$(1.2)
Down 100 basis points	$(6.2)	$(8.3)	$2.1
Down 200 basis points	$(11.2)	$(15.1)	$3.9
Down 300 basis points	$(14.7)	$(17.0)	$2.3

SENIOR SECURITIES OF ARES CAPITAL
(dollar amounts in thousands, except per share data)

        Information about Ares Capital's senior securities (including preferred stock, debt securities and other indebtedness) is shown in the following tables as of each fiscal year ended December 31 since Ares Capital commenced operations and as of September 30, 2009. The report of Ares Capital's independent registered public accounting firm, KPMG LLP, on the senior securities table as of December 31, 2008 is attached as an exhibit to this document. The "—" indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Credit Facility
Fiscal 2009 (as of September 30, 2009, unaudited)	$271,091	$915.15
Fiscal 2008	$480,486	$1,165.69	$—	N/A
Fiscal 2007	$282,528	$1,098.58	$—	N/A
Fiscal 2006	$193,000	$1,056.23	$—	N/A
Fiscal 2005	$—	$—	$—	N/A
CP Funding Facility
Fiscal 2009 (as of September 30, 2009, unaudited)	$223,027	$752.90
Fiscal 2008	$114,300	$277.30	$—	N/A
Fiscal 2007	$85,000	$330.07	$—	N/A
Fiscal 2006	$15,000	$82.09	$—	N/A
Fiscal 2005	$18,000	$32,645.12	$—	N/A
CP Funding II Facility
Fiscal 2009 (as of September 30, 2009, unaudited)	$0	N/A
Debt Securitization
Fiscal 2009 (as of September 30, 2009, unaudited)	$273,753	$924.14
Fiscal 2008	$314,000	$761.78	$—	N/A
Fiscal 2007	$314,000	$1,220.95	$—	N/A
Fiscal 2006	$274,000	$1,499.51	$—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as Ares Capital's consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit. In order to determine the specific Asset Coverage Per Unit for each of the Credit Facility, the CP Funding Facility and the Debt Securitization, the total Asset Coverage Per Unit was divided based on the amount outstanding at the end of the period for each.

(3)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of Ares Capital in preference to any security junior to it.

(4)
Not applicable, as none of Ares Capital's current senior securities are registered for public trading.

 PORTFOLIO COMPANIES OF ARES CAPITAL

        Ares Capital's investment adviser employs an investment rating system to categorize Ares Capital's investments. See "Business of Ares Capital—Ongoing Relationships With and Monitoring of Portfolio Companies." As of September 30, 2009, the weighted average investment grade of the debt in Ares Capital's portfolio was 3.0 with 5.3% of total investments at amortized cost (or 1.7% at fair value) and seven loans past due or on non-accrual status. As of September 30, 2009, the weighted average yield of debt and income producing securities at fair value in Ares Capital's portfolio was approximately 12.53% (11.70% at amortized cost) (fair value is computed as (1) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount on accruing debt divided by (2) total debt and income producing securities at fair value and amortized cost is computed as (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt included in such securities, divided by (b) total debt and income producing securities at amortized cost included in such securities).

        The following table describes each of the businesses included in Ares Capital's portfolio and reflects data as of September 30, 2009. Percentages shown for class of investment securities held by Ares Capital represent percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for equity securities, other than warrants or options, represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security Ares Capital may own assuming Ares Capital exercises its warrants or options before dilution.

        Ares Capital has indicated by footnote portfolio companies (1) where Ares Capital directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, are presumed to be "controlled" by Ares Capital under the Investment Company Act and (2) where Ares Capital directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company or where Ares Capital holds one or more seats on the portfolio company's board of directors and, therefore, is deemed to be an "affiliated person" under the Investment Company Act. Ares Capital directly or indirectly owns less than 5% of the outstanding voting securities of all other portfolio companies (or has no other affiliations with such portfolio companies) listed on the table. Ares Capital offers to make significant managerial assistance to certain of Ares Capital's portfolio companies. Ares Capital may also receive rights to observe the meetings of Ares Capital's portfolio companies' boards of directors.

ARES CAPITAL AND SUBSIDIARIES

PORTFOLIO COMPANIES
As of September 30, 2009
(dollar amounts in thousands)

Company	Investment	Interest(1)	Maturity	% of Class Held at 9-30-09	Fair Value
3091779 Nova Scotia Inc.	Senior secured revolving loan	8.00%	11/3/2012		$7,127	(18)
1 Valleybrook Dr., Suite 203	Junior secured loan	10.00% Cash, 4.00% PIK	11/3/2012		$11,278
Don Mills, Ontario M3B 2S7	Common stock warrants		11/3/2012	2.25%	$—	(2)
ADF Capital, Inc. & ADF Restaurant Group, LLC	Senior secured revolving loan	6.50% (Libor + 3.50%/Q)	11/27/2013		$1,408	(3)
165 Passaic Avenue	Senior secured revolving loan	6.50% (Libor + 3.50%/S)	11/27/2013		$2,010	(3)
Fairfield, NJ 07004	Senior secured loan	12.50% (Libor + 6.50% Cash, 3.00% PIK/Q)	11/27/2012		$23,615
	Senior secured loan	12.50% (Libor + 6.50% Cash, 3.00% PIK/Q)	11/27/2012		$11,069
	Promissory note	12.00% PIK	11/27/2016	83.33%	$13,795
	Common stock warrants				$4,370	(2)
American Broadband Communications, LLC and
American Broadband Holding Company	Senior subordinated loan	18.00% (10.00% Cash, 8.00% PIK/Q)	11/7/2014		$34,004
401 N. Tryon Street, 10th Floor	Senior subordinated loan	18.00% (10.00% Cash, 8.00% PIK/Q)	11/7/2014		$8,580
Charlotte, NC 28202	Common stock warrants			17.00%	$—	(2)
American Renal Associates, Inc.	Senior secured loan	8.50% (Libor + 6.00%/D)	12/31/2010		$1,082
5 Cherry Hill Drive, Suite 120	Senior secured loan	8.50% (Libor + 6.00%/Q)	12/13/2011		$10,401
Danvers, MA 01923	Senior secured revolving loan	—	12/31/2010		$—	(4)
American Residential Services, LLC	Junior secured loan	10.00% Cash, 2.00% PIK	4/1/2015		$19,685
860 Ridge Lake Blvd A3-1860
Memphis, TN 38120
AP Global Holdings, Inc.	Senior secured loan	4.75% (Libor + 4.50%/M)	10/26/2013		$7,110
1043 North 47th Avenue
Phoenix, AZ 85043
Apple & Eve, LLC and US Juice Partners, LLC(19)	Senior secured loan	14.50% (Libor + 11.50%/M)	10/1/2013		$23,974
2 Seaview Blvd	Senior secured loan	14.50% (Libor + 11.50%/M)	10/1/2013		$11,752
Port Washington, NY 11050	Senior secured revolving loan	—	10/1/2013		$—	(5)
	Senior units			8.74%	$3,500
Apogee Retail, LLC	Senior secured revolving loan	—	3/27/2012		$—	(6)
1387 Cope Ave E	Senior secured loan	12.00% Cash, 4.00% PIK	11/28/2012		$11,296
Maplewood, MN 55109	Senior secured loan	5.49% (Libor + 5.25%/M)	3/27/2012		$1,677
	Senior secured loan	5.49% (Libor + 5.25%/M)	3/27/2012		$2,679
	Senior secured loan	5.50% (Libor + 5.25%/M)	3/27/2012		$24,065
	Senior secured loan	5.50% (Libor + 5.25%/M)	3/27/2012		$10,530
Arrow Group Industries, Inc.	Senior secured loan	5.28% (Libor + 5.00%/Q)	4/1/2010		$5,223
1680 Route 23 North
Wayne, NJ 07470
Athletic Club Holdings, Inc.	Senior secured loan	4.74% (Libor + 4.50%/M)	10/11/2013		$1,540
5201 East Tudor Road	Senior secured loan	4.75% (Libor + 4.50%/M)	10/11/2013		$880
Anchorage, AL 99507	Senior secured loan	4.75% (Libor + 4.50%/M)	10/11/2013		$10,116
	Senior secured loan	4.75% (Libor + 4.50%/M)	10/11/2013		$10,996
	Senior secured loan	7.75% (Base Rate + 4.50%/Q)	10/11/2013		$4
	Senior secured loan	6.75% (Base Rate + 3.50%/Q)	10/11/2013		$4
AWTP, LLC	Junior secured loan	11.50% (Base Rate + 8.25%/Q)	12/22/2012		$4,755
2080 Lunt Avenue	Junior secured loan	11.50% (Base Rate + 8.25%/Q)	12/22/2012		$2,086
Elk Grove Village, IL 60007
Best Brands Corporation	Senior secured loan	7.51% (Libor + 7.25%/M)	12/12/2012		$13,135
1765 Yankee Doodle Road	Senior secured loan	7.51% (Libor + 7.25%/M)	6/30/2013		$8,759
Eagan, MN 55121	Junior secured loan	12.00% Cash, 4.00% PIK	6/30/2013		$28,692
	Junior secured loan	12.00% Cash, 4.00% PIK	6/30/2013		$8,611
	Junior secured loan	12.00% Cash, 4.00% PIK	6/30/2013		$11,733
Booz Allen Hamilton, Inc.	Senior secured loan	7.50% (Libor + 4.50%/S)	7/31/2015		$743
8283 Greensboro Drive	Senior subordinated loan	11.00% Cash, 2.00% PIK	7/31/2016		$22,400
McLean, VA 22102	Senior subordinated loan	11.00% Cash, 2.00% PIK	7/31/2016		$250
Bumble Bee Foods, LLC and BB Co-Invest LP	Senior subordinated loan	16.25% (12.00% Cash, 4.25% Optional PIK)	11/18/2018		$30,756
9655 Granite Ridge Dr. Suite 100	Common stock			5.84%	$5,700
San Diego, CA 92123

Company	Investment	Interest(1)	Maturity	% of Class Held at 9-30-09	Fair Value
Campus Management Corp. and Campus
Management Acquisition Corp.(19)	Senior secured loan	13.00% Cash, 3.00% PIK	8/8/2013		$3,280
c/o Leeds Equity Partners, LLC	Senior secured loan	13.00% Cash, 3.00% PIK	8/8/2013		$30,494
350 Park Avenue, 23rd Floor	Senior secured loan	10.00% Cash, 3.00% PIK	8/8/2013		$9,028
New York, NY 10022	Preferred stock	8.00% PIK		5.51%	$12,800
Canon Communications LLC	Junior secured loan	13.75% (Libor + 8.75% Cash, 2.00% PIK/Q)	11/30/2011		$10,121
11444 W. Olympic Blvd.	Junior secured loan	13.75% (Base Rate + 8.75% Cash, 2.00%	11/30/2011		$10,314
Los Angeles, CA 90064		PIK/Q)
Capella Healthcare, Inc.	Junior secured loan	13.00%	2/28/2016		$53,350
Two Corporate Center, Suite 200	Junior secured loan	13.00%	2/28/2016		$29,100
501 Corporate Center Drive
Franklin, TN 37067
Carador, PLC(19)	Ordinary shares			5.08%	$2,311
Georges Quay House
43 Townend Street
Dublin 2, Ireland
CT Technologies Intermediate Holdings, Inc. and CT
Technologies Holdings, LLC(19)	Preferred stock	14.00% PIK		20.00%	$7,055
8901 Farrow Rd	Common stock			13.07%	$8,134
Columbia, SC 29203	Common stock			20.00%	$—
Charter Baking Company, Inc.	Senior subordinated note	13.00% PIK	2/6/2013		$5,874
3300 Walnut Street	Preferred stock			3.05%	$1,725
Unit C
Boulder, CO 80301
CIC Flex, LP	Limited partnership units			14.28%	$41
60 South Sixth Street, Suite 3720
Minneapolis, MN 55402
Covestia Capital Partners, LP	Limited partnership interest			46.67%	$1,059
11111 Santa Monica Blvd., Suite 1620
Los Angeles, CA 90025
Courtside Acquisition Corp.	Senior subordinated loan	17.00% PIK	6/29/2014		$—
1700 Broadway
New York, NY 10019
Direct Buy Holdings, Inc. and Direct Buy Investors LP(19)	Senior secured loan	6.82% (Libor + 6.50%/M)	11/30/2012		$1,710
8450 Broadway	Partnership interests			19.31%	$2,500
Merrillville, IN 46410
Diversified Collection Services, Inc.	Senior secured loan	9.50% (Libor + 6.75%/M)	8/4/2011		$10,529
333 North Canyons Pkwy.	Senior secured loan	9.50% (Libor + 6.75%/M)	8/4/2011		$3,747
Livermore, CA 94551	Senior secured loan	9.50% (Libor + 6.75%/Q)	8/4/2011		$323
	Senior secured loan	9.50% (Libor + 6.75%/Q)	8/4/2011		$115
	Senior secured loan	13.75% (Libor + 11.00%/Q)	2/4/2011		$1,931
	Senior secured loan	13.75% (Libor + 11.00%/Q)	8/4/2011		$7,492
	Preferred stock			0.68%	$264
	Common stock			0.56%	$286
DSI Renal, Inc.	Senior secured revolving loan	5.30% (Libor + 5.00%/M)	3/31/2013		$103	(7)
511 Union Street Suite 1800	Senior secured revolving loan	5.30% (Libor + 5.00%/M)	3/31/2013		$2,992	(7)
Nashville, TN 37219	Senior secured revolving loan	5.30% (Libor + 5.00%/M)	3/31/2013		$952	(7)
	Senior secured revolving loan	5.30% (Libor + 5.00%/M)	3/31/2013		$979	(7)
	Senior secured revolving loan	5.30% (Libor + 5.00%/M)	3/31/2013		$1,360	(7)
	Senior secured revolving loan	5.30% (Libor + 5.00%/M)	3/31/2013		$2	(7)
	Senior secured revolving loan	5.30% (Libor + 5.00%/M)	3/31/2013		$15	(7)
	Senior secured revolving loan	5.30% (Libor + 5.00%/M)	3/31/2013		$21	(7)
	Senior secured revolving loan	5.30% (Libor + 5.00%/M)	3/31/2013		$46	(7)
	Senior secured revolving loan	5.30% (Libor + 5.00%/M)	3/31/2013		$14	(7)
	Senior secured revolving loan	5.30% (Libor + 5.00%/M)	3/31/2013		$17	(7)
	Senior secured revolving loan	5.30% (Libor + 5.00%/M)	3/31/2013		$250	(7)
	Senior secured revolving loan	5.30% (Libor + 5.00%/M)	3/31/2013		$37	(7)
	Senior secured loan	5.30% (Libor + 5.00%/M)	4/7/2014		$14,472
	Senior subordinated note	16.00% PIK	4/7/2014		$49,263
	Senior subordinated note	16.00% PIK	4/7/2014		$10,577
ELC Acquisition Corporation	Senior secured loan	3.50% (Libor + 3.25%/M)	11/29/2012		$154
2 Lower Ragsdale Drive	Junior secured loan	7.25% (Libor + 7.00%/M)	11/29/2013		$7,917
Monterey, CA 93940

Company	Investment	Interest(1)	Maturity	% of Class Held at 9-30-09	Fair Value
Emerald Performance Materials, LLC	Senior secured loan	8.25% (Libor + 4.25%/M)	5/22/2011		$8,657
2020 Front Street, Suite 100	Senior secured loan	8.25% (Libor + 4.25%/M)	5/22/2011		$515
Cuyahoga Falls, OH 44221	Senior secured loan	8.50% (Base Rate + 5.25%/M)	5/22/2011		$150
	Senior secured loan	10.00% (Libor + 6.00%/M)	5/22/2011		$1,508
	Senior secured loan	13.00% Cash, 3.00% PIK	5/22/2011		$4,704
Encanto Restaurants, Inc.	Junior secured loan	7.50% Cash, 3.50% PIK	8/2/2013		$20,299
c/o Harvest Partners, Inc.	Junior secured loan	7.50% Cash, 3.50% PIK	8/2/2013		$3,867
280 Park Avenue, 33rd Floor
New York, NY 10017
Firstlight Financial Corporation(19)	Senior subordinated loan	1.00% PIK	12/31/2016		$54,670
1700 E. Putnum Ave.	Common stock			20.00%	$—
Old Greenwich, CT 06870	Common stock			100.00%	$—
GCA Services Group, Inc.	Senior secured loan	12.00%	12/31/2011		$23,255
1350 Euclid Ave, Suite 1500	Senior secured loan	12.00%	12/31/2011		$4,768
Cleveland, OH 44115	Senior secured loan	12.00%	12/31/2011		$9,866
GG Merger Sub I, Inc.	Senior secured loan	4.30% (Libor + 4.00%/Q)	12/13/2014		$9,744
4130 Parklake Avenue, Suite 400	Senior secured loan	4.30% (Libor + 4.00%/Q)	12/13/2014		$10,320
Raleigh, NC 27612
Growing Family, Inc. and GFH Holdings, LLC	Senior secured revolving loan	10.50% (Libor + 3.00% Cash, 4.00% PIK/A)	8/23/2011		$454	(8)
3613 Mueller Road	Senior secured loan	13.00% (Libor + 3.50% Cash, 6.00% PIK/Q)	8/23/2011		$3,356
Saint Charles, MO 63301	Senior secured loan	11.25% (Base Rate + 8.00%/A)	8/23/2011		$111
	Senior secured loan	15.50% (Libor + 6.00% Cash, 6.00% PIK/Q)	8/23/2011		$1,073
	Senior secured loan	15.50% (Libor + 6.00% Cash, 6.00% PIK/Q)	8/23/2011		$44
	Common stock			8.43%	$—
HB&G Building Products	Senior subordinated loan	19.00% PIK	3/7/2011		$448
P.O. Box 589	Common stock			2.39%	$—
Troy, AL 36081	Warrants to purchase common stock			3.89%	$—	(2)
HCP Acquisition Holdings, LLC	Class A units			26.19%	$7,194
c/o Halyard Capital Fund II, LP(20)
600 Fifth Avenue, 17th Floor
New York, NY 10020
Heartland Dental Care, Inc.	Senior subordinated note	11.00% Cash, 3.25% PIK	7/30/2014		$32,717
1200 Network Centre Drive, Suite 2
Effingham, IL 62401
Dufry AG (fka Hudson Group, Inc. and Advent -
Hudson, LLC)	Common stock			0.67%	$2,200
Hardstrasse 95
CH - 4020 Basel
Switzerland
ILC Industries, Inc.	Junior secured loan	11.50%	8/24/2012		$12,000
105 Wilbur Place
Bohemia, NY 11716
Imperial Capital Group, LLC and Imperial Capital
Private Opportunities, LP(19)	Limited partnership interest			80.00%	$3,094
2000 Avenue of the Stars, 9th Floor S	Common units			5.00%	$20,000
Los Angeles, CA 90067	Common units			5.00%	$3
	Common units			4.99%	$—
Industrial Container Services, LLC(19)	Senior secured revolving loan	—	9/30/2011		$—	(9)
1540 Greenwood Avenue	Senior secured loan	4.25% (Libor + 4.00%/M)	9/30/2011		$628
Montebello, CA 90640	Senior secured loan	4.25% (Libor + 4.00%/M)	9/30/2011		$41
	Senior secured loan	4.29% (Libor + 4.00%/M)	9/30/2011		$4,680
	Senior secured loan	4.29% (Libor + 4.00%/M)	9/30/2011		$306
	Senior secured loan	4.28% (Libor + 4.00%/M)	9/30/2011		$5,850
	Senior secured loan	4.28% (Libor + 4.00%/M)	9/30/2011		$382
	Senior secured loan	4.25% (Libor + 4.00%/M)	9/30/2011		$93
	Senior secured loan	4.25% (Libor + 4.00%/M)	9/30/2011		$1,420
	Common stock			8.88%	$8,550
Innovative Brands, LLC	Senior secured loan	15.50%	9/22/2011		$9,059
4729 East Union Hills Drive, Suite #103	Senior secured loan	15.50%	9/22/2011		$8,362
Phoenix, AZ 85050

Company	Investment	Interest(1)	Maturity	% of Class Held at 9-30-09	Fair Value
Instituto de Banca y Comercio, Inc.	Senior secured loan	8.50% (Libor + 6.00%/Q)	3/15/2014		$11,730
Calle Santa Ana 1660	Senior secured revolving loan	6.50% (Libor + 4.00%/Q)	3/15/2014		$1,232	(10)
Santurce, PR 00909-2309	Senior subordinated loan	13.00% Cash, 3.00% PIK	6/15/2014		$30,644
	Preferred stock			4.02%	$1,883
	Common stock			4.02%	$2,433
	Preferred stock			4.02%	$1,596
	Common stock			4.02%	$1,596
Investor Group Services, LLC(19)	Senior secured revolving loan	—	6/22/2011		$—	(11)
2020 Front Street, Suite 100	Limited liability company			10.00%	$500
Boston, MA 02116	membership interest
Ivy Hill Asset Management, L.P.(20)	Member interest			100.00%	$11,088
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067
Ivy Hill Middle Market Credit Fund, Ltd.(20)	Class B deferrable interest notes	6.72% (Libor + 6.00%/Q)	11/20/2018		$36,800
2000 Avenue of the Stars, 12th Floor	Subordinated notes			20.00%	$14,113
Los Angeles, CA 90067
The Kenan Advantage Group, Inc.	Senior subordinated notes	9.50% Cash, 3.50% PIK	12/16/2013		$25,381
4895 Dressler Road, N.W. #100	Senior secured loan	3.00% (Libor + 2.75%/M)	12/16/2011		$2,238
Canton, OH 44718	Preferred stock	8.00% PIK		1.15%	$1,459
	Common stock			1.15%	$41
Lakeland Finance, LLC	Senior secured note	11.50%	12/15/2012		$30,000
590 Peter Jefferson Parkway, Suite 30	Senior secured note	11.50%	12/15/2012		$3,000
Charlottesville, VA 22911
LVCG Holdings LLC(20)	Membership interests			56.53%	$1,980
c/o The Decatur Group LLC
600 Seventeenth Street, Suite 2800
Denver, CO 80202
Mactec, Inc.	Class B-4 stock			0.01%	$—
1105 Sanctuary Parkway, Suite 300	Class C stock			38.47%	$150
Alpharetta, GA 30004
Magnacare Holdings, Inc., Magnacare
Administrative Services, LLC, and Magnacare, LLC	Senior subordinated note	12.75% Cash, 2.00% PIK	1/30/2012		$4,646
825 East Gate Blvd.
Garden City, NY 11530
Making Memories Wholesale, Inc.(20)	Senior secured loan	10.00% (Libor + 6.50%/Q)	8/21/2014		$9,875
1168 West 500 North	Senior secured loan	15.00% (7.50% Cash, 7.50% PIK/Q)	8/21/2014		$3,025
Centerville, UT 84014	Senior secured revolving loan	—	3/31/2011		$—	(12)
	Common stock			10.00%	$—
MPBP Holdings, Inc., Cohr Holdings, Inc. and MPBP
Acquisition Co., Inc.	Senior secured loan		1/31/2014		$489
21540 Plummer Street	Junior secured loan	6.50% (Libor + 6.25%/B)	1/31/2014		$5,000
Chatsworth, CA 91311	Junior secured loan	6.50% (Libor + 6.25%/B)	1/31/2014		$3,000
	Common stock			2.50%	$—
MWD Acquisition Sub, Inc.	Junior secured loan	6.49% (Libor + 6.25%/M)	5/3/2013		$4,350
680 Hehli Way
PO Box 69
Mondovi, WI 54755
National Print Group, Inc.	Senior secured revolving loan	8.25% (Base Rate + 5.00%/M)	3/2/2012		$166	(13)
2464 Amicola Highway	Senior secured revolving loan	9.00% (Libor + 6.00%/S)	3/2/2012		$1,114	(13)
Chattanooga, TN 37406	Senior secured loan	16.00% (Base Rate + 9.00% Cash, 4.00% PIK/Q)	3/2/2012		$4,235
	Senior secured loan	16.00% (Base Rate + 9.00% Cash, 4.00% PIK/M)	3/2/2012		$693
	Preferred stock			5.17%	$—
NPA Acquisition, LLC	Junior secured loan	6.99% (Libor + 6.75%/M)	2/24/2013		$12,000
c/o Transportation Resources Partners, L.P.	Common units			1.94%	$2,300
13175 Gregg Street
Poway, CA 92064
OnCURE Medical Corp.	Senior secured loan	3.75% (Libor + 3.50%/M)	2/17/2012		$2,707
610 Newport Center Drive, Suite 650	Senior subordinated note	11.00% Cash, 1.50% PIK	8/18/2013		$29,288
Newport Beach, CA 92660	Common stock			3.38%	$3,000

Company	Investment	Interest(1)	Maturity	% of Class Held at 9-30-09	Fair Value
OTG Management, Inc.	Junior secured loan	20.50% (Libor + 11.00% Cash, 6.50% PIK/M)	6/11/2013		$15,884
One International Plaza, Suite 130	Warrants to purchase common			40.54%	$750	(2)
Philadelphia, PA 19113	stock
	Warrants to purchase common stock				$—	(2)
Partnership Capital Growth Fund I, LP	Limited partnership interest			25.00%	$2,711
One Embarcadero, Suite 3810
San Francisco, CA 94111
Passport Health Communications, Inc., Passport
Holding Corp. and Prism Holding Corp.	Senior secured loan	10.50% (Libor + 7.50%/M)	5/9/2014		$12,470
720 Cool Springs Blvd., Suite 450	Senior secured loan	10.50% (Libor + 7.50%/M)	5/9/2014		$11,511
Franklin, TN 37067	Series A preferred stock			5.23%	$9,900
	Common stock			5.23%	$100
PG Mergersub, Inc.	Senior subordinated loan	12.50%	3/15/2016		$3,920
c/o Vestar Capital Partners V, LP	Preferred stock			0.13%	$334
245 Park Avenue, 41st Floor	Common stock			0.13%	$167
New York, NY 10167
Pillar Holdings LLC and PHL Holding Co.(19)	Senior secured revolving loan	5.80% (Libor + 5.50%/B)	11/20/2013		$375	(14)
220 Northpointe Parkway, Suite G	Senior secured revolving loan	5.80% (Libor + 5.50%/B)	11/20/2013		$938	(14)
Buffalo, NY 14228	Senior secured loan	14.50%	5/20/2014		$1,875
	Senior secured loan	14.50%	5/20/2014		$5,500
	Senior secured loan	5.80% (Libor + 5.50%/B)	11/20/2013		$16,902
	Senior secured loan	5.80% (Libor + 5.50%/B)	11/20/2013		$10,550
	Common stock			8.48%	$7,234
Planet Organic Health Corp.	Junior secured loan	13.00%	7/3/2014		$817
7917 - 104 Street	Junior secured loan	13.00%	7/3/2014		$9,737
Edmonton Alberta Canada TGE 4E1	Senior subordinated loan	13.00% Cash, 4.00% PIK	7/3/2012		$9,873
Primis Marketing Group, Inc. and Primis Holdings, LLC(19)	Senior subordinated note	13.50% Cash, 2.00% PIK	2/27/2013		$511
c/o Pcap Managers, LLC	Preferred units			8.02%	$—
75 State Street, 26th Floor	Common units			7.38%	$—
Boston, MA 02109
Prommis Solutions, LLC, E-Default Services, LLC,
Statewide Tax and Title Services, LLC & Statewide
Publishing Services, LLC (formerly known as MR
Processing Holding Corp.)	Senior subordinated note	11.50% Cash, 2.00% PIK	2/23/2014		$25,866
1544 Old Alabama Road	Senior subordinated note	11.50% Cash, 2.00% PIK	2/23/2014		$25,968
Roswell, GA 30076	Preferred stock			3.17%	$6,221
Qualitor, Inc.	Senior secured loan	6.00% (Base Rate + 2.75%/M)	12/31/2011		$1,656
24800 Denso Drive, Suite 255	Junior secured loan	9.00% (Base Rate + 5.75%/M)	6/30/2012		$4,750
Southfield, MI 48034
R2 Acquisition Corp.	Common stock			0.33%	$250
Modern Media Building
207 NW Park Ave
Portland, OR 97209
R3 Education, Inc. (formerly known as Equinox EIC
Partners, LLC and MUA Management Company, Ltd.)(19)	Senior secured revolving loan	—	12/31/2012		$—	(15)
1750 W. Broadway St. #222	Senior secured loan	6.25% (Libor + 6.00%/M)	12/31/2012		$1,162
Oviedo, FL 32765	Senior secured loan	6.25% (Libor + 6.00%/M)	12/31/2012		$13,830
	Senior secured loan	6.25% (Libor + 6.00%/M)	12/31/2012		$7,130
	Common membership interest			22.19%	$17,185
	Preferred stock			18.94%	$2,000
	Preferred stock			6.56%	$200
RedPrairie Corporation	Junior secured loan	6.97% (Libor + 6.50%/Q)	1/20/2013		$3,135
c/o Francisco Partners	Junior secured loan	6.97% (Libor + 6.50%/Q)	1/20/2013		$11,400
2882 Sand Hill Road, Suite 280
Menlo Park, CA 94045
Reflexite Corporation(20)	Senior subordinated loan	12.50% Cash, 5.50% PIK	2/27/2015		$16,557
120 Darling Drive	Common stock			39.49%	$24,898
Avon, CT 06001
Savers, Inc. and SAI Acquisition Corporation	Senior subordinated note	10.00% Cash, 2.00% PIK	8/11/2014		$5,923
11400 SE 6th St. Suite 220	Senior subordinated note	10.00% Cash, 2.00% PIK	8/11/2014		$21,792
Bellevue, WA 98004	Common stock			3.44%	$5,840
Saw Mill PCG Partners LLC	Common units			66.67%	$—
31005 Solon Road
Solon, OH 44139

Company	Investment	Interest(1)	Maturity	% of Class Held at 9-30-09	Fair Value
The Schumacher Group of Delaware, Inc.	Senior subordinated loan	11.125% Cash, 1.00% PIK	7/31/2012		$30,909
200 Corporate Blvd., Suite 201	Senior subordinated loan	11.125% Cash, 1.00% PIK	7/31/2012		$5,229
Lafayette, LA 70308
Shoes for Crews, LLC	Senior secured revolving loan	—	7/6/2010		$—	(16)
1400 Centerpark Blvd., Suite 310	Senior secured loan	5.50% (Base Rate + 2.25%/Q)	7/6/2010		$302
West Palm Beach, FL 33401
Sigma International Group, Inc.	Junior secured loan	15.00% (Libor + 7.00%/Q)	10/10/2013		$2,800
700 Goldman Drive	Junior secured loan	15.00% (Libor + 7.00%/Q)	10/10/2013		$1,283
Cream Ridge, NJ 08514	Junior secured loan	15.00% (Libor + 7.00%/Q)	10/10/2013		$1,925
	Junior secured loan	15.00% (Libor + 7.00%/Q)	10/10/2013		$4,200
	Junior secured loan	15.00% (Libor + 7.00%/Q)	10/10/2013		$1,400
	Junior secured loan	15.00% (Libor + 7.00%/Q)	10/10/2013		$642
Summit Business Media, LLC	Junior secured loan	15.00% PIK	11/3/2013		$1,600
375 Park Avenue
New York, NY 10152-0002
The Teaching Company, LLC and The Teaching
Company Holdings, Inc.	Senior secured loan	10.50%	9/29/2012		$18,000
4151 Lafayette Center Drive, No. 100	Senior secured loan	10.50%	9/29/2012		$10,000
Chantilly, VA 20151	Preferred stock	8.00%		3.64%	$3,873
	Common stock			3.64%	$4
Thermal Solutions LLC and TSI Group, Inc.	Senior secured loan	4.03% (Libor + 3.75%/M)	3/21/2011		$549
94 Tide Mill Road	Senior secured loan	4.53% (Libor + 4.25%/Q)	3/21/2012		$2,494
Hampton, NH 03842	Senior subordinated notes	11.50% Cash, 2.50% PIK	3/27/2012		$2,593
	Senior subordinated notes	11.50% Cash, 2.75% PIK	9/28/2012		$2,042
	Senior subordinated notes	11.50% Cash, 2.75% PIK	9/28/2012		$3,225
	Preferred stock			1.31%	$716
	Common stock			1.31%	$15
Things Remembered, Inc. and TRM Holdings
Corporation	Senior secured loan	5.50%, 1.00% PIK Option	9/29/2012		$3,154
5500 Avion Park Drive	Senior secured loan	5.50%, 1.00% PIK Option	9/29/2012		$5,112
Highland Heights, OH 44143	Senior secured loan	5.50%, 1.00% PIK Option	9/29/2012		$19,882
	Senior secured revolving loan	—	9/29/2012		$—	(17)
	Preferred stock			3.50%	$—
	Common stock			2.98%	$—
	Warrants to purchase preferred shares			3.20%	$—	(2)
	Warrants to purchase common shares			0.00%	$—	(2)
The Thymes, LLC(20)	Preferred stock	8.00% PIK		78.54%	$5,654
629 9th Street SE	Common stock			55.45%	$—
Minneapolis, MN 55414
Triad Laboratory Alliance, LLC	Senior secured loan	8.50% (Libor + 5.50%/Q)	12/23/2011		$4,282
4380 Federal Drive, Suite 100	Senior subordinated note	12.00% Cash, 1.75% PIK	12/23/2012		$15,068
Greensboro, NC 27410
Trivergance Capital Partners, LP	Limited partnership interest			100.00%	$1,672
2200 Fletcher Avenue, 4th Floor
Fort Lee, NJ 07024
TZ Merger Sub, Inc.	Senior secured loan	7.50% (Libor + 4.50%/Q)	7/15/2015		$4,830
567 San Nicolas Drive, Suite 360
Newport Beach, CA 92660
UL Holding Co., LLC	Senior secured loan	9.34% (Libor + 8.88%/Q)	12/24/2012		$10,726
2824 N Ohio	Senior secured loan	14.00%	12/24/2012		$2,925
Wichita, KS 67201	Senior secured loan	14.00%	12/24/2012		$2,925
	Senior secured loan	14.00%	12/24/2012		$975
	Senior secured loan	9.35% (Libor + 8.88%/Q)	12/24/2012		$2,925
	Common units			0.85%	$500
	Common units			0.86%	$—
Universal Trailer Corporation(19)	Common stock			2.06%	$—
11590 Century Blvd., Suite 103
Cincinnati, OH 45246
Vistar Corporation and Wellspring Distribution Corp.	Senior subordinated loan	13.50%	5/23/2015		$41,444
12650 East Arapahoe Road	Senior subordinated loan	13.50%	5/23/2015		$23,750
Centennial, CO 80112	Senior subordinated loan	13.50%	5/23/2015		$4,750
	Class A non-voting common stock			33.33%	$3,253

Company	Investment	Interest(1)	Maturity	% of Class Held at 9-30-09	Fair Value
VOTC Acquisition Corp.	Senior secured loan	11.00% Cash, 2.00% PIK	7/31/2012		$17,329
1500 Rosecrans Ave, Suite 400	Series E preferred shares			28.20%	$3,800
Manhattan Beach, CA 90266
VSC Investors LLC	Membership interest			4.63%	$635
401 Vance Street
VSS-Tranzact Holdings, LLC(19)	Common membership interest			8.51%	$6,000
350 Park Avenue
New York, NY 10022
Waste Pro USA, Inc.	Class A Common Equity			2.61%	$13,263
2101 West State Road 434, Suite 315
Longwood, FL 32779
Wastequip, Inc.(19)	Senior subordinated loan	10.00% Cash, 2.50% PIK	2/5/2015		$3,936
25800 Science Park Drive, Suite 140	Common stock			5.34%	$—
Beachwood, OH 44122
Wear Me Apparel, LLC(19)	Senior subordinated notes	17.50% PIK	4/2/2013		$18,083
31 W 34th Street	Common stock			12.30%	$—
New York, NY 10001-3009
Web Services Company, LLC	Senior secured loan	8.00% (Libor + 5.00%/Q)	8/28/2014		$4,802
3690 Redondo Beach Ave.	Senior subordinated loan	11.50% Cash, 2.50% PIK	8/29/2016		$17,198
Redondo Beach, CA 90278	Senior subordinated loan	11.50% Cash, 2.50% PIK	8/29/2016		$24,358
Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Junior secured loan	15.00%	7/17/2014		$16,000
1960 E. Grand Ave., Suite 900	Junior secured loan	15.00%	7/17/2014		$12,000
El Segundo, CA 90245-5023	Senior preferred stock			0.00%	$77
	Junior preferred stock			4.11%	$1,455
	Common stock			4.11%	$148
X-rite, Incorporated	Junior secured loan	14.38% (Libor + 10.38%/Q)	7/31/2013		$3,116
3100 44th Street SW	Junior secured loan	14.38% (Libor + 10.38%/Q)	7/31/2013		$7,790
Grandville, MI 49418

Total					$1,967,724

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate loans to Ares Capital's portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which resets daily (D), monthly (M), bi-monthly (B), quarterly (Q) or semi-annually (S). For each such loan, Ares Capital has provided the current interest rate in effect as of September 30, 2009.

(2)
Percentages shown for warrants or convertible preferred stock held represents the percentages of common stock Ares Capital may own on a fully diluted basis, assuming Ares Capital exercises its warrants or converts its preferred stock to common stock.

(3)
$1,582 of total commitment of $5,000 for the revolver remains unfunded as of September 30, 2009.

(4)
Total commitment of $1,967 remains unfunded as of September 30, 2009.

(5)
Total commitment of $10,000 remains unfunded as of September 30, 2009.

(6)
Total commitment of $7,802 remains unfunded as of September 30, 2009.

(7)
$0 of total commitment of $8,134 remains unfunded as of September 30, 2009.

(8)
$0 of total commitment of $2,500 remains unfunded as of September 30, 2009.

(9)
$12,907 of total commitment of $15,696 remains unfunded as of September 30, 2009.

(10)
$3,191 of total commitment of $11,500 remains unfunded as of September 30, 2009.

(11)
Total commitment of $2,500 remains unfunded as of September 30, 2009.

(12)
Total commitment of $2,500 remains unfunded as of September 30, 2009

(13)
$0 of total commitment of $4,109 remains unfunded as of September 30, 2009.

(14)
$2,033 of total commitment of $3,750 remains unfunded as of September 30, 2009.

(15)
Total commitment of $25,000 remains unfunded as of September 30, 2009

(16)
Total commitment of $5,833 remains unfunded as of September 30, 2009

(17)
Total commitment of $5,000 remains unfunded as of September 30, 2009.

(18)
$3,371 of total commitment of $10,209 remains unfunded as of September 30, 2009.

(19)
As defined in the Investment Company Act, Ares Capital is an "Affiliate" of this portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities.

(20)
As defined in the Investment Company Act, Ares Capital is an "Affiliate" of this portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, Ares Capital "Controls" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement).

MANAGEMENT OF ARES CAPITAL

        The business and affairs of Ares Capital are managed under the direction of Ares Capital's board of directors. The responsibilities of the board of directors include, among other things, the quarterly valuation of Ares Capital's assets. The board of directors currently consists of seven members, four of whom are not "interested persons" of Ares Capital as defined in Section 2(a)(19) of the Investment Company Act. Ares Capital refers to these individuals as Ares Capital's independent directors. Ares Capital's board of directors elects Ares Capital's officers, who will serve at the discretion of the board of directors. The board of directors maintains an audit committee and nominating committee, and may establish additional committees from time to time as necessary.

Executive Officers and Board of Directors

        Under Ares Capital's charter and bylaws, Ares Capital's directors are divided into three classes. Directors are elected for staggered terms of three years each, with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

  Directors

        Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Independent Directors
Douglas E. Coltharp	48	Director	2004	2011
Frank E. O'Bryan	76	Director	2005	2010
Gregory W. Penske	47	Director	2009	2012
Eric B. Siegel	51	Director	2004	2010
Interested Directors
Michael J. Arougheti	37	President and Director	2009	2011
Robert L. Rosen	63	Director	2004	2012
Bennett Rosenthal	46	Chairman and Director	2004	2012

        The address for each director is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

  Executive Officers Who Are Not Directors

        Information regarding Ares Capital's executive officers who are not directors is as follows:

Name	Age	Position
Richard S. Davis	50	Chief Financial Officer
Merritt S. Hooper	48	Secretary and Assistant Treasurer
Daniel F. Nguyen	37	Treasurer
Karen A. Tallman	52	Chief Compliance Officer
Michael D. Weiner	57	Vice President and General Counsel

        The address for each executive officer is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

  Biographical Information

  Directors

        Ares Capital's directors have been divided into two groups—interested directors and independent directors. Interested directors are interested persons as defined in the Investment Company Act.

  Independent Directors

        Douglas E. Coltharp, 48, has served as a director of Ares Capital since 2004. Since May 2007, Mr. Coltharp has been a partner at Arlington Capital Advisors and Arlington Investment Partners, Birmingham, AL-based financial advisory and private equity businesses. Prior to that, from November 1996 to May 2007, he was the Executive Vice President and Chief Financial Officer of Saks Incorporated and its predecessor organization (NYSE "SKS"). Prior to joining Saks Incorporated, Mr. Coltharp spent ten years in the Corporate Finance Department of NationsBank (now known as Bank of America), most recently as Senior Vice President and head of the Southeast Corporate Finance Group headquartered in Atlanta. Mr. Coltharp holds a B.S. in Finance and Economics from Lehigh University in Bethlehem, Pennsylvania and an M.B.A. from the Wharton School, University of Pennsylvania, in Philadelphia, Pennsylvania. Mr. Coltharp also serves on the board of directors of Under Armour, Inc. (NYSE "UA").

        Frank E. O'Bryan, 76, has served as a director of Ares Capital since 2005. Mr. O'Bryan served as Chairman of the Board of WMC Mortgage Company from 1997 to 2003 and as a Vice Chairman until 2004, when the company was sold to General Electric Corporation. Mr. O'Bryan served as Vice Chairman of Shearson/American Express Mortgage Corp. (formerly Western Pacific Financial) and as a Director of Shearson American Express from 1981 to 1985 and prior to that served as a Director and senior executive of Shearson Hayden Stone from 1979 to 1981. Mr. O'Bryan has been a Director of The First American Corporation since 1994. Mr. O'Bryan is a past member of the boards of directors of Damon Corporation, Grubb & Ellis, Standard Pacific Corporation and Farmers & Merchants Bank.

        Gregory W. Penske, 47, has served as a director of Ares Capital since February 2009. Mr. Penske has served as President and CEO of Penske Motor Group, Inc, an automotive group that owns and operates Toyota, Lexus and Scion dealerships in California, since 1993. Mr. Penske was the former President and CEO of Penske Motorsports, Inc., which operated racetracks across the country. Penske Motorsports, Inc. was publicly traded on the NASDAQ exchange and was thereafter sold to International Speedway Corporation in 1999. Mr. Penske serves as a member of the boards of directors for Penske Corporation, the Los Angeles Sports Council and Friends of Golf, Inc., and is on the Board of Trustees for the John Thomas Dye School. He is a member of the Toyota Parts and Service Advisory Council, the Toyota President's Cabinet and the Toyota Board of Governors. Mr. Penske is also a former member of the boards of directors of the Alltel Corporation, International Speedway Corporation and the Southern California Committee for the Olympic Games. Mr. Penske holds a BS in Business from Cornell University.

        Eric B. Siegel, 51, has served as a director of Ares Capital since 2004. Since 1995, Mr. Siegel has been an independent business consultant providing advice through a limited liability company owned by Mr. Siegel, principally with respect to acquisition strategy and structuring, and the subsequent management of acquired entities. Mr. Siegel is currently a member of the Advisory Board of and consultant to the Milwaukee Brewers Baseball Club and a Director and Chairman of the Executive Committee of El Paso Electric Company, a NYSE publicly traded utility company. Mr. Siegel is also a past member of the boards of directors of a number of public companies, including Kerzner International Ltd. until it went private in 2006. Mr. Siegel rejoined the board of Kerzner International Ltd., currently a private company, in 2008. Mr. Siegel is a retired limited partner of Apollo Advisors, L.P. and Lion Advisors, L.P. Mr. Siegel is also a member of the Board of Trustees of the Marlborough School, a member of the board of directors of the Friends of the Los Angeles Free

Clinic and a board member of Reprise Theatre Company, a non-profit theatre organization. Mr. Siegel holds his Bachelor of Arts degree summa cum laude and Phi Beta Kappa and law degree Order of the Coif from the University of California at Los Angeles.

  Interested Directors

        Michael J. Arougheti, 37, serves as President of Ares Capital and became a director of Ares Capital in February 2009. Mr. Arougheti joined Ares Management in May 2004 and is a Founding Member of Ares. Mr. Arougheti is also a Partner in the Private Debt Group of Ares and is a Partner of Ares Capital Management, Ares Capital's investment adviser. In addition, Mr. Arougheti serves as a member of the Investment Committee of Ares Capital Management and of the Investment Committee for the Ares European Private Debt Group. From 2001 to 2004, Mr. Arougheti was employed by Royal Bank of Canada, where he was a Managing Partner of the Principal Finance Group of RBC Capital Partners and a member of the firm's Mezzanine Investment Committee. At RBC Capital Partners, Mr. Arougheti oversaw an investment team that originated, managed and monitored a diverse portfolio of middle-market leveraged loans, senior and junior subordinated debt, preferred equity and common stock, as well as warrants on behalf of RBC and other third party institutional investors. Mr. Arougheti joined Royal Bank of Canada in October 2001 from Indosuez Capital, where he was a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. Mr. Arougheti sat on the firm's Investment Committee and was also active in the firm's private equity fund investment and its fund of funds program. Prior to joining Indosuez in 1994, Mr. Arougheti worked at Kidder, Peabody & Co., where he was a member of the firm's Mergers and Acquisitions Group, advising clients in various industries, including natural resources, pharmaceuticals and consumer products. Mr. Arougheti has extensive experience in leveraged finance, including senior bank loans, mezzanine debt and private equity. He has worked on a range of transactions for companies in the consumer products, manufacturing, healthcare, retail and technology industries. Mr. Arougheti also serves on the boards of directors of Reflexite Corporation, Investor Group Services, HCPro, Inc. and Riverspace Arts, a not-for-profit arts organization. Mr. Arougheti received a BA in Ethics, Politics and Economics, cum laude, from Yale University. Mr. Arougheti is an "interested person" of Ares Capital as defined in Section 2(a)(19) of the Investment Company Act because he is the President of Ares Capital, is on the investment committee of Ares Capital Management, Ares Capital's investment adviser, and is a member of Ares Partners Management Company LLC, the parent of Ares Management, the managing member of the investment adviser.

        Robert L. Rosen, 63, has served as a director of Ares Capital since 2004. From 1987 to present, Mr. Rosen has been CEO of RLR Partners, LLC, a private investment firm with interests in financial services, healthcare media and multi industry companies. In 1998, Mr. Rosen founded National Financial Partners ("NFP"), an independent distributor of financial services to high net worth individuals and small to medium sized corporations. He served as NFP's CEO from 1998 to 2000 and as its Chairman until January 2002. From 1989 to 1993, Mr. Rosen was Chairman and CEO of Damon Corporation, a leading healthcare and laboratory testing company that was ultimately sold to Quest Diagnostics. From 1983 to 1987, Mr. Rosen was Vice Chairman of Maxxam Group. Prior to that, Mr. Rosen spent twelve years at Shearson American Express in positions in research, investment banking and senior management, and for two years was Assistant to Sanford Weill, the then Chairman and CEO of Shearson. Mr. Rosen holds an MBA in finance from NYU's Stern School. Mr. Rosen is an "interested person" of Ares Capital as defined in Section 2(a)(19) of the Investment Company Act because he has entered into a strategic advisory relationship with Ares and an affiliate of Ares Capital owns limited partner interests in a fund controlled by Mr. Rosen.

        Bennett Rosenthal, 46, has served as Chairman of Ares Capital's board of directors since 2004. Mr. Rosenthal joined Ares Management in 1998 and is a Founding Member of Ares and a Senior Partner in the Private Equity Group. Mr. Rosenthal also serves on the Investment Committee of Ares

Capital Management. Prior to joining Ares, Mr. Rosenthal was Managing Director in the Global Leveraged Finance Group of Merrill Lynch and was responsible for originating, structuring and negotiating leveraged loan and high yield financings. Mr. Rosenthal was also a senior member of Merrill Lynch's Leveraged Transaction Commitment Committee. Mr. Rosenthal is a member of the following boards of directors: AmeriQual Management, Inc., Aspen Dental Management, Inc., Douglas Dynamics, LLC, Hanger Orthopedic Group, Inc. and National Bedding Company LLC (Serta). Mr. Rosenthal graduated summa cum laude with a BS in Economics from the University of Pennsylvania's Wharton School of Business where he also received his MBA with distinction. Mr. Rosenthal is an "interested person" of Ares Capital as defined in Section 2(a)(19) of the Investment Company Act because he is on the investment committee of Ares Capital Management, Ares Capital's investment adviser, and is a member of Ares Partners Management Company LLC, the parent of Ares Management, the managing member of the investment adviser.

  Executive Officers Who Are Not Directors

        Richard S. Davis, 50, serves as Chief Financial Officer of Ares Capital. He joined Ares Management in June 2006 as Executive Vice President Finance. From December 1997 to May 2006, Mr. Davis was with Arden Realty, Inc., a real estate investment trust and formerly the largest publicly traded owner in Southern California, serving as its Executive Vice President, Chief Financial Officer since July 2000. From 1996 to 1997, Mr. Davis was with Catellus Development Corporation, where he was responsible for accounting and finance for the asset management and development divisions. From 1985 to 1996, Mr. Davis served as a member of the audit staff of both KPMG LLP and Price Waterhouse LLP. Mr. Davis is a Certified Public Accountant and a member of the American Institute of CPAs. Mr. Davis received a BS in Accounting from the University of Missouri at Kansas City.

        Merritt S. Hooper, 48, serves as Secretary and Assistant Treasurer of Ares Capital. From July 2004 to March 2007, Ms. Hooper served as Treasurer of Ares Capital and, from July 2004 to May 2007, as Vice President of Investor Relations of Ares Capital. Ms. Hooper has been with Ares since its founding and is the Senior Vice President and Director of Investor Relations/Marketing for all Ares funds as well as a senior investment analyst in the Capital Markets Group. Prior to Ares, Ms. Hooper worked at Lion Advisors (an affiliate of Apollo Management L.P.) from 1991 to 1997 as a senior credit analyst participating in both portfolio management and strategy. From 1987 until 1991, Ms. Hooper was with Columbia Savings and Loan, most recently as Vice President in the Investment Management Division. Ms. Hooper serves on the executive and investment boards of Cedars Sinai Medical Center in Los Angeles. Ms. Hooper graduated from the University of California at Los Angeles with a BA in Mathematics and received her MBA in Finance from UCLA's Anderson School of Management.

        Daniel F. Nguyen, 37, serves as the Treasurer of Ares Capital. He joined Ares Management in August 2000 and currently serves as an Executive Vice President and the Chief Financial Officer of Ares Management. From 1996 to 2000, Mr. Nguyen was with Arthur Andersen LLP, where he was in charge of conducting business audits on numerous financial clients, performing due diligence investigation of potential mergers and acquisitions, and analyzing changes in accounting guidelines for derivatives. At Arthur Andersen LLP, Mr. Nguyen also focused on treasury risk management and on mortgage backed securities and other types of structured financing. Mr. Nguyen graduated with a BS in Accounting from the University of Southern California's Leventhal School of Accounting and received an MBA in Global Business from Pepperdine University's Graziadio School of Business and Management. Mr. Nguyen also studied European Business at Oxford University as part of the MBA curriculum. Mr. Nguyen is a Chartered Financial Analyst and a Certified Public Accountant.

        Karen A. Tallman, 52, serves as Chief Compliance Officer of Ares Capital and joined Ares Management in June 2007. From April 2006 to June 2007, Ms. Tallman acted as counsel to Ares Management. Prior to joining Ares, Ms. Tallman was General Counsel of Continuum Commerce LLC, a direct response marketing firm. From 1997 to 2002, Ms. Tallman was General Counsel and Secretary

of Merisel, Inc., a NASDAQ listed computer products distributor, and served as Senior Vice President beginning in 2001. From 1992 to 1997, Ms. Tallman was employed by CB Commercial Real Estate Group, Inc., most recently in the positions of Vice President, Secretary and Senior Counsel. Previously, Ms. Tallman was a corporate attorney for nine years at the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. Ms. Tallman graduated magna cum laude with a BA in Economics and Political Science from Miami University and received a JD with highest honors from George Washington University.

        Michael D. Weiner, 57, serves as Vice President and General Counsel of Ares Capital. Mr. Weiner is also General Counsel of Ares Management. Mr. Weiner joined Ares Management in September 2006 and is a member of Ares. Previously, Mr. Weiner served as General Counsel to Apollo Management L.P., or "Apollo," and had been an officer of the corporate general partners of Apollo since 1992. Prior to joining Apollo, Mr. Weiner was a partner in the law firm of Morgan, Lewis & Bockius specializing in corporate and alternative financing transactions, securities law as well as general partnership, corporate and regulatory matters. Mr. Weiner has served and continues to serve on the boards of directors of several corporations, including Hughes Communications, Inc. and SkyTerra Communications, Inc. Mr. Weiner also serves on the Board of Governors of the Cedars Sinai Medical Center in Los Angeles. Mr. Weiner graduated with a BS in Business and Finance from the University of California at Berkeley and a JD from the University of Santa Clara.

Investment Committee

        Information regarding the members of Ares Capital Management's investment committee is as follows:

Name	Age	Position
Michael J. Arougheti	37	President and Director of Ares Capital, Member of Investment Committee
Eric B. Beckman	43	Member of Investment Committee, Portfolio Manager
R. Kipp deVeer	37	Member of Investment Committee, Portfolio Manager
Mitchell Goldstein	42	Member of Investment Committee, Portfolio Manager
John Kissick	67	Member of Investment Committee
Antony P. Ressler	49	Member of Investment Committee
Bennett Rosenthal	46	Chairman and Director of Ares Capital, Member of Investment Committee
David Sachs	50	Member of Investment Committee
Michael L. Smith	38	Member of Investment Committee, Portfolio Manager

        The address for each member of Ares Capital Management's investment committee is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

  Members of Ares Capital Management's Investment Committee Who Are Not Directors or Officers of Ares Capital

        Eric B. Beckman—Mr. Beckman joined Ares Management in 1998 and serves as a Partner in the Private Debt Group of Ares Management and a member of the Investment Committee of Ares Capital Management. Before joining the Private Debt Group, he served as a Partner in the Private Equity Group focusing on mezzanine and special situation investments. While at Ares Management, he has been responsible for originating, structuring and managing investments in senior loans, mezzanine debt, private equity and distressed securities across a number of industries. Mr. Beckman joined Ares from Goldman, Sachs & Co., or "Goldman Sachs," where he specialized in leveraged loan and high yield bond financings. While at Goldman Sachs, he was also involved in raising and managing the West Street Bridge Loan Fund, and in certain restructuring advisory and distressed lending activities. Earlier in his career he worked in the Office of the Mayor and for the City Council of New York. Mr. Beckman is the chair of the Los Angeles Advisory Committee and a member of the national board of directors of the Posse Foundation, a college access program for inner city youth. He graduated summa cum laude with a BA in Political Theory and Economics from Cornell University, and received his JD from the Yale Law School where he was a senior editor of the Yale Law Journal.

        R. Kipp deVeer—Mr. deVeer joined Ares Management in May 2004 and serves as a Partner in the Private Debt Group of Ares Management and a member of the Investment Committee of Ares Capital Management. Prior to joining Ares Management, Mr. deVeer was a partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm's middle-market financing and principal investment business. Mr. deVeer joined RBC in October 2001 from Indosuez Capital, where he was Vice President in the Merchant Banking Group. Mr. deVeer has also worked at J.P. Morgan and Co., both in the Special Investment Group of J.P. Morgan Investment Management, Inc. and the Investment Banking Division of J.P. Morgan Securities Inc. Mr. deVeer received a BA from Yale University and an MBA from Stanford University's Graduate School of Business.

        Mitchell Goldstein—Mr. Goldstein joined Ares Management in May 2005 and serves as a Partner in the Private Debt Group of Ares Management and a member of the Investment Committee of Ares Capital Management. Prior to joining Ares Management, Mr. Goldstein worked at Credit Suisse First Boston, or "CSFB," where he was a Managing Director in the Financial Sponsors Group. At CSFB, Mr. Goldstein was responsible for providing investment banking services to private equity funds and hedge funds with a focus on M&A and restructurings as well as capital raisings, including high yield, bank debt, mezzanine debt, and IPOs. Mr. Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson, Lufkin & Jenrette. From 1998 to 2000, Mr. Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. From 1993 to 1998, Mr. Goldstein worked at Bankers Trust, where he was responsible for financing and advising clients in various industries including media and telecommunications, consumer products, automotive and healthcare. Mr. Goldstein graduated summa cum laude from the State University of New York at Binghamton with a BS in Accounting, received an MBA from Columbia University's Graduate School of Business and is a Certified Public Accountant.

        John Kissick—Mr. Kissick has been with Ares Management since its founding in 1997 and serves as a Senior Advisor to the Capital Markets Group of Ares Management and as a member of the Investment Committee of Ares Capital Management and all Ares funds. He is also a Founding Member of Ares and a Senior Partner in the Private Equity Group. Prior to Ares, Mr. Kissick was a co-founder of Apollo Management, L.P. in 1990 and was a member of Apollo's original six-member management team. Together with Antony Ressler, Mr. Kissick oversaw and led the activities of Apollo Management, L.P. and Lion Advisors, L.P., an affiliate of Apollo Management L.P., from 1990 until 1997, with a focus on high yield bonds, leveraged loans and other fixed income assets. Prior to 1990, Mr. Kissick served as a Senior Executive Vice President of Drexel Burnham Lambert, where he began in 1975, eventually heading its Corporate Finance Department. Mr. Kissick serves on the boards of the Cedars Sinai Medical Center in Los Angeles, the Stanford University Graduate School of Business and Athletic Department as well as Mentor LA, which helps economically disadvantaged children graduate from high school through a variety of mentoring and other programs. Mr. Kissick graduated from Yale University with a BA in Economics and with highest honors from the Stanford Business School with an MBA in Finance.

        Antony P. Ressler—Mr. Ressler has been with Ares Management since its founding in 1997 and is a Founding Member of Ares and a Senior Partner in the Private Equity Group. He serves as a Senior Advisor to the Capital Markets Group of Ares Management and as a member of the Investment Committee of Ares Capital Management and all Ares Private Equity funds. Prior to Ares, Mr. Ressler was a co-founder of Apollo Management, L.P. in 1990 and was a member of Apollo's original six-member management team. Together with Mr. Kissick, Mr. Ressler oversaw and led the capital markets activities of Apollo Management, L.P. and Lion Advisors, L.P. from 1990 until 1997, with a focus on high yield bonds, leveraged loans and other fixed income assets. Prior to 1990, Mr. Ressler served as a Senior Vice President in the High Yield Bond Department of Drexel Burnham Lambert, with responsibility for the New Issue/Syndicate Desk. Mr. Ressler serves on several boards of directors including Kinetics Holdings LLC, National Bedding Company LLC (Serta) and WCA Waste Corporation. Mr. Ressler also is a member of the Board of Trustees of the Center for Early Education, the Los Angeles County Museum of Art, the Alliance for College Ready Public Schools, the Small School Alliance, the Asia Society of Southern California and is involved in the U.S. Chapter of Right to Play (formerly known as Olympic Aid), an international humanitarian organization that is committed to improving the lives of the most disadvantaged children through sports and play, currently operating in over 20 countries worldwide. Mr. Ressler is also one of the founding members of the board of directors of the Painted Turtle Camp, a $40 million southern California based facility created to serve children dealing with chronic and life threatening illnesses by creating memorable, old-fashioned camping experiences. Mr. Ressler received his BSFS from Georgetown University's School of Foreign Service and his MBA from Columbia University's Graduate School of Business.

        David Sachs—Mr. Sachs has been with Ares Management since its founding in 1997 and is a Founding Member of Ares, a Senior Partner in the Ares Capital Markets Group and serves as a member of the Investment Committee of Ares Capital Management and all Ares funds. From 1994 until 1997, Mr. Sachs was a principal of Onyx Partners, Inc. specializing in merchant banking and related capital raising activities in the private equity and mezzanine debt markets. From 1990 to 1994, Mr. Sachs was employed by Taylor & Co., an investment manager providing investment advisory and consulting services to members of the Bass Family of Fort Worth, Texas. From 1984 to 1990, Mr. Sachs was with Columbia Savings and Loan Association, most recently as Executive Vice President, responsible for all asset liability management as well as running the Investment Management Department. Mr. Sachs serves on the board of directors of Terex Corporation. Mr. Sachs graduated from Northwestern University with a BS in Industrial Engineering and Management Science.

        Michael L. Smith—Mr. Smith joined Ares Management in May 2004 and serves as a Partner in the Private Debt Group of Ares Management and a member of the Investment Committee of Ares Capital Management. Prior to joining Ares Management, Mr. Smith was a Partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm's middle-market financing and principal investment business. Mr. Smith joined RBC in October 2001 from Indosuez Capital, where he was a Vice President in the Merchant Banking Group. Previously, Mr. Smith worked at Kenter, Glastris & Company, a private equity investment firm specializing in leveraged management buyouts, and at Salomon Brothers Inc., in their Debt Capital Markets Group and Financial Institutions Group. Mr. Smith received a BS in Business Administration, cum laude, from the University of Notre Dame and a Masters in Management from Northwestern University's Kellogg Graduate School of Management.

Committees of the Board of Directors

        Ares Capital's board of directors has established an audit committee and a nominating committee. Ares Capital does not have a compensation committee because Ares Capital's executive officers do not receive any direct compensation from Ares Capital. During 2008, the board of directors held eleven formal meetings, the audit committee held five formal meetings and the nominating committee held two formal meetings. Ares Capital encourages, but does not require, the directors to attend Ares Capital's annual meeting of its stockholders.

  Audit Committee

        The members of the audit committee are Messrs. Coltharp, O'Bryan and Siegel, each of whom is independent for purposes of the Investment Company Act and NASDAQ corporate governance regulations. Mr. Coltharp serves as chairman of the audit committee. The board of directors has adopted a charter for the audit committee, which is available on Ares Capital's website at www.arescapitalcorp.com. The audit committee is responsible for approving Ares Capital's independent accountants, reviewing with Ares Capital's independent accountants the plans and results of the audit engagement, approving professional services provided by Ares Capital's independent accountants, reviewing the independence of Ares Capital's independent accountants and reviewing the adequacy of Ares Capital's internal accounting controls. The audit committee is also responsible for aiding Ares Capital's board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The audit committee also currently receives input from independent valuation firms that have been engaged at the direction of the board to value certain portfolio investments.

  Nominating Committee

        The members of the nominating committee are Messrs. Coltharp, O'Bryan and Siegel, each of whom is independent for purposes of the Investment Company Act and NASDAQ corporate governance regulations. Mr. Siegel serves as chairman of the nominating committee. Ares Capital's board of directors has adopted a charter for the nominating committee, which is available on Ares Capital's website at www.arescapitalcorp.com. The nominating committee is responsible for selecting, researching and nominating directors for election by Ares Capital's stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and Ares Capital's management.

        The nominating committee may consider recommendations for nomination of directors from Ares Capital's stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by Ares Capital's bylaws) and received at Ares Capital's principal executive offices not earlier than 150 days nor fewer than 120 days in advance of the first anniversary of the date on which Ares Capital first mailed Ares Capital's proxy materials for the previous year's annual meeting of stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received not earlier than the 150th day prior to the date of such annual meeting nor later than the later of (1) the 120th day prior to the date of such annual meeting or (2) the 10th day following the day on which public announcement of such meeting date is first made.

  Compensation Committee

        Ares Capital does not have a compensation committee because Ares Capital's executive officers do not receive any direct compensation from Ares Capital.

Beneficial Ownership of Ares Capital's Directors

        The following table sets forth the dollar range of Ares Capital's equity securities based on the closing price of Ares Capital common stock on December 14, 2009 and the number of shares beneficially owned by each of Ares Capital's directors as of December 31, 2008. Ares Capital is not part of a "family of investment companies," as that term is defined in the Investment Company Act.

Name of Director	Aggregate Dollar Range of Equity Securities in Ares Capital(1)(2)
Independent Directors(3)
Douglas E. Coltharp	$50,001-$100,000
Frank E. O'Bryan	$10,001-$50,000
Gregory W. Penske	None
Eric B. Siegel	Over $100,000
Interested Directors
Michael J. Arougheti	Over $100,000
Robert L. Rosen	$50,001-$100,000
Bennett Rosenthal	None

(1)
The dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000. The dollar range of Ares Capital's equity securities beneficially owned is calculated based on the closing sales price of Ares Capital common stock as reported on NASDAQ as of December 14, 2009.

(2)
Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(3)
As of December 14, 2009, to the best of Ares Capital's knowledge, except as listed above, none of the independent directors, nor any of their immediate family members, had any interest in Ares Capital, Ares Capital's investment adviser or any person or entity directly or indirectly controlling, controlled by or under common control with Ares Capital or its investment adviser.

Compensation Table

        The following table shows information regarding the compensation received by Ares Capital's directors, none of whom is an employee of Ares Capital, for the fiscal year ended December 31, 2008. No compensation is paid by Ares Capital to directors who are or are being treated as "interested persons." No information has been provided with respect to Ares Capital's executive officers who are not directors, since Ares Capital's executive officers do not receive any direct compensation from Ares Capital.

Name	Fees Earned or Paid in Cash(1)	Total
Independent Directors
Douglas E. Coltharp	$113,250	$113,250
Frank E. O'Bryan	$104,750	$104,750
Gregory W. Penske(2)	None	None
Eric B. Siegel	$110,250	$110,250
Interested Directors
Michael J. Arougheti(3)	None	None
Robert L. Rosen(4)	None	None
Bennett Rosenthal	None	None

(1)
For a discussion of the independent directors' compensation, see below.

(2)
Mr. Penske became a director in February 2009.

(3)
Mr. Arougheti became a director in February 2009.

(4)
While Mr. Rosen did not receive any compensation from Ares Capital for the fiscal year ended December 31, 2008, he did receive $101,250 from Ares Management for such period in connection with his service as a director of Ares Capital.

        The independent directors receive an annual fee of $75,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and will receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $5,000 and each chairman of any other committee receives an annual fee of $2,000 for his additional services in these capacities. In addition, Ares Capital purchases directors' and officers' liability insurance on behalf of its directors and officers. Independent directors have the option to receive their directors' fees paid in shares of Ares Capital common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

Portfolio Managers

        The following individuals function as portfolio managers primarily responsible for the day-to-day management of Ares Capital's portfolio. The portfolio managers are comprised of (1) the underwriting committee, whose primary responsibility is to recommend investments for approval to the Investment Committee of Ares Capital Management and (2) members of the Investment Committee of Ares Capital Management who are not otherwise on the underwriting committee.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Michael J. Arougheti	President and Director of Ares Capital	5	Mr. Arougheti has served as President of Ares Capital since May 2004 and a director of Ares Capital since February 2009. He is also a Founding Member of Ares. Mr. Arougheti is also a Partner in the Private Debt Group of Ares and is a Partner of Ares Capital Management. In addition, Mr. Arougheti serves as a member of the Investment Committee of Ares Capital Management and of the Investment Committee for the Ares European Private Debt Group. From October 2001 until joining Ares Capital in May 2004, Mr. Arougheti served as a Managing Partner of the Principal Finance Group of RBC Capital Partners and a member of its Mezzanine Investment Committee.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Eric B. Beckman	Partner in Private Debt Group	11

Mr. Beckman joined Ares Management in 1998 and serves as a Partner in the Private Debt Group of Ares Management and serves as a member of the Investment Committee of Ares Capital Management. Before joining the Private Debt Group, Mr. Beckman served as a Senior Partner of the Private Equity Group focusing on mezzanine and special situation investments.

R. Kipp deVeer	Partner in Private Debt Group	5

Mr. deVeer joined Ares Management in May 2004 and serves as a Partner in the Private Debt Group of Ares Management and serves as a member of the Investment Committee of Ares Capital Management. From 2001 until joining Ares Management, Mr. deVeer was a Partner at RBC Capital Partners, a division of Royal Bank of Canada, in the Principal Finance Group, which led the firm's middle-market financing and principal investment business.

Mitchell Goldstein	Partner in Private Debt Group	4

Mr. Goldstein joined Ares Management in May 2005 and serves as a Partner in the Private Debt Group of Ares Management and serves as a member of the Investment Committee of Ares Capital Management. Prior to joining Ares Management, Mr. Goldstein worked at Credit Suisse First Boston, where he was a Managing Director in the Financial Sponsors Group. Mr. Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson Lufkin and Jenrette.

John Kissick	Senior Partner in Private Equity Group	12

Mr. Kissick is a Founding Member of Ares and serves as a Senior Partner in the Private Equity Group of Ares Management. Mr. Kissick is a Senior Advisor to the Capital Markets Group of Ares Management and serves on the Investment Committee of Ares Capital Management and all Ares funds.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Antony P. Ressler	Senior Partner in Private Equity Group	12

Mr. Ressler is a Founding Member of Ares and serves as a Senior Partner in the Private Equity Group. Mr. Ressler is a Senior Advisor to the Capital Markets Group and serves on the Investment Committee of Ares Capital Management and all Ares Private Equity funds.

Bennett Rosenthal	Chairman of the board of directors of Ares Capital; Senior Partner in Private Equity Group	12

Mr. Rosenthal has served as Chairman of Ares Capital's board of directors since 2004. He has been with Ares since 1998, is a Founding Member of Ares and serves as a Senior Partner in the Private Equity Group. Mr. Rosenthal also serves on the Investment Committee of Ares Capital Management.

David Sachs	Senior Partner in Capital Markets Group	12	Mr. Sachs is a Founding Member of Ares and serves as a Senior Partner in the Ares Capital Markets Group. Mr. Sachs serves on the Investment Committee of Ares Capital Management and all Ares funds.
Michael L. Smith	Partner in Private Debt Group	5

Mr. Smith joined Ares Management in May 2004 and serves as a Partner in the Private Debt Group of Ares Management and on the Investment Committee of Ares Capital Management. From 2001 until joining Ares Management, Mr. Smith was a Partner at RBC Capital Partners, a division of Royal Bank of Canada, in the Principal Finance Group, which led the firm's middle-market financing and principal investment business.

        None of the individuals listed above is primarily responsible for the day-to-day management of the portfolio of any other account, except that Messrs. Kissick, Ressler, Rosenthal and Sachs are each Senior Partners of Ares with significant responsibilities for other Ares managed funds, which as of September 30, 2009 had approximately $30 billion (including Ares Capital) of committed capital under management used to calculate Ares' advisory fees related to such funds. See "Risk Factors—Risks Relating to Ares Capital—There are significant potential conflicts of interest that could impact Ares Capital's investment returns."

        Each of Messrs. Arougheti, Beckman, deVeer, Goldstein and Smith is equally responsible for deal origination, execution and portfolio management. Mr. Arougheti, as Ares Capital's President, spends a greater amount of his time on corporate and administrative activities in his role as an officer.

        As of September 30, 2009, each of Messrs. Beckman, deVeer, Goldstein and Smith is a full-time employee of Ares Capital Management and receives a fixed salary for the services he provides to Ares Capital. Each will also receive an annual amount that is equal to a fixed percentage of any incentive fee received by Ares Capital Management from Ares Capital for a fiscal year. None of the portfolio managers receives any direct compensation from Ares Capital.

        The following table sets forth the dollar range of equity securities of Ares Capital based on the closing price of Ares Capital common stock on December 14, 2009 and the number of shares beneficially owned by each of the portfolio managers described above as of December 31, 2008.

Name	Aggregate Dollar Range of Equity Securities in Ares Capital(1)
Michael J. Arougheti	over $1,000,000(2)
Eric B. Beckman	over $1,000,000
R. Kipp deVeer	$100,001-$500,000
Mitchell Goldstein	$100,001-$500,000
John Kissick	None(2)
Antony P. Ressler	over $1,000,000(2)
Bennett Rosenthal	None(2)
David Sachs	$100,001-$500,000(2)
Michael L. Smith	$500,001-$1,000,000

(1)
Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(2)
Ares Investments, whose managing member is Ares Partners Management Company LLC, owned 2,859,882 shares of Ares Capital common stock as of December 31, 2008. Each of the members of Ares Partners Management Company LLC (which include Messrs. Arougheti, Kissick, Ressler, Rosenthal and Sachs or vehicles controlled by them) disclaims beneficial ownership of all shares of Ares Capital common stock owned by Ares Investments, except to the extent of any indirect pecuniary interest therein. The shares of Ares Capital common stock held by Ares Investments have been pledged in the ordinary course to secure indebtedness under a credit facility under which Ares Investments is a co-borrower with Ares Management, an indirect subsidiary of Ares Partners Management Company LLC.

Investment Advisory and Management Agreement

  Management Services

        Ares Capital Management serves as Ares Capital's investment adviser and is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of Ares Capital's board of directors, the investment adviser manages the day-to-day operations of, and provides investment advisory and management services to, Ares Capital. Under the terms of the investment advisory and management agreement, Ares Capital Management:

  •
  determines the composition of Ares Capital's portfolio, the nature and timing of the changes to Ares Capital's portfolio and the manner of implementing such changes;

  •
  identifies, evaluates and negotiates the structure of the investments Ares Capital makes (including performing due diligence on Ares Capital's prospective portfolio companies);

  •
  closes and monitors the investments Ares Capital makes; and

  •
  determines the securities and other assets that Ares Capital purchases, retains or sells.

        Ares Capital Management was initially formed to provide investment advisory services to Ares Capital and it has not previously provided investment advisory services to anyone else. However, its services to Ares Capital under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities.

        The sole member of Ares Capital Management is Ares Management, an independent international investment management firm. Ares funds, including funds managed by Ares Management, had, as of September 30, 2009, approximately $30 billion of total committed capital.

  Management Fee

        Pursuant to the investment advisory and management agreement with Ares Capital Management and subject to the overall supervision of Ares Capital's board of directors, Ares Capital Management provides investment advisory services to Ares Capital. For providing these services, Ares Capital Management receives a fee from Ares Capital, consisting of two components—a base management fee and an incentive fee. Ares Capital Management has committed to defer, subject to any required approvals, up to $15 million in base management and incentive fees for each of the first two years following the merger if certain earnings targets are not met.

        The base management fee is calculated at an annual rate of 1.5% based on the average value of Ares Capital's total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

        The incentive fee has two parts. One part is calculated and payable quarterly in arrears based on Ares Capital's pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that Ares Capital receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities, accrued income that Ares Capital has not yet received in cash. The investment adviser is not under any obligation to reimburse Ares Capital for any part of the incentive fee it received that was based on accrued interest that Ares Capital never actually receives.

        Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that Ares Capital may pay an incentive fee in a quarter where Ares Capital incurs a loss. For example, if Ares Capital receives pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, Ares Capital will pay the applicable incentive fee even if it has incurred a loss in that quarter due to realized and unrealized capital losses.

        Pre-incentive fee net investment income, expressed as a rate of return on the value of Ares Capital's net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 2% per quarter. If market interest rates rise, Ares Capital may be able to invest its funds in debt instruments that provide for a higher return, which would increase Ares Capital's pre-incentive fee net investment income and make it easier for Ares Capital's investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Ares Capital's pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of Ares Capital's total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

        Ares Capital pays the investment adviser an incentive fee with respect to Ares Capital's pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of Ares Capital's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. Ares Capital refers to this portion of Ares Capital's pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.5%) as the "catch-up" provision. The catch-up is meant to provide Ares Capital's investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and

  •
  20% of the amount of Ares Capital's pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.

        These calculations are adjusted for any share issuances or repurchases during the quarter.

        The following is a graphical representation of the calculation of the income related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to income related portion of incentive fee

        These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

        The second part of the incentive fee, or the "Capital Gains Fee," is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of Ares Capital's cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) Ares Capital's cumulative aggregate realized capital gains, in each case calculated from October 8, 2004. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

        The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in Ares Capital's portfolio when sold and (b) the accreted or amortized cost basis of such investment.

        The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in Ares Capital's portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

        The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in Ares Capital's portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

        Ares Capital defers cash payment of any incentive fee otherwise earned by the investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to the stockholders of Ares Capital and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 8.0% of Ares Capital's net assets at the beginning of such period. These calculations were appropriately pro rated during the first three calendar quarters following October 8, 2004 and are adjusted for any share issuances or repurchases.

  Examples of Quarterly Incentive Fee Calculation

Example 1—Income Related Portion of Incentive Fee(1):

Assumptions

  •
  Hurdle rate(2) = 2.00%

  •
  Management fee(3) = 0.375%

  •
  Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.20%

(1)
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets. In addition, the example assumes that during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) Ares Capital's aggregate distributions to Ares Capital's stockholders and (b) Ares Capital's change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is at least 8% of Ares Capital's net assets at the beginning of such period (as adjusted for any share issuances or repurchases).

(2)
Represents a quarter of the 8.0% annualized hurdle rate.

(3)
Represents a quarter of the 1.5% annualized management fee.

(4)
Excludes offering expenses.

Alternative 1

  Additional Assumptions

  •
  Investment income (including interest, dividends, fees, etc.) = 1.25%

  •
  Pre-incentive fee net investment income
  (investment income - (management fee + other expenses)) = 0.675%

        Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no incentive fee.

Alternative 2

  Additional Assumptions

  •
  Investment income (including interest, dividends, fees, etc.) = 2.70%

  •
  Pre-incentive fee net investment income
  (investment income - (management fee + other expenses)) = 2.125%

  Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.50%)
	=	(100% × (2.125% - 2.00%)) + 0%
	=	100% × 0.125%
	=	0.125%

Alternative 3

  Additional Assumptions

  •
  Investment income (including interest, dividends, fees, etc.) = 3.50%

  •
  Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 2.925%

  Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.50%)
	=	(100% × (2.50% - 2.00%)) + (20% × (2.925% - 2.50%))
	=	0.50% + (20% × 0.425%)
	=	0.50% + 0.085%
	=	0.585%

Example 2—Capital Gains Portion of Incentive Fee:

Alternative 1:

  Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), and $30 million investment made in Company B ("Investment B")

  •
  Year 2: Investment A is sold for $50 million and fair market value ("FMV") of Investment B determined to be $32 million

  •
  Year 3: FMV of Investment B determined to be $25 million

  •
  Year 4: Investment B sold for $31 million

        The capital gains portion of the incentive fee, if any, would be:

  •
  Year 1: None (No sales transactions)

  •
  Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)

  •
  Year 3: None; $5 million (20% multiplied by ($30 million realized cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous Capital Gains Fee paid in Year 2)

  •
  Year 4: $200,000; $6.2 million (20% multiplied by $31 million cumulative realized capital gains) less $6 million (Capital Gains Fee paid in Year 2)

Alternative 2

  Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C")

  •
  Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

  •
  Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

  •
  Year 4: FMV of Investment B determined to be $35 million

  •
  Year 5: Investment B sold for $20 million

        The capital gains portion of the incentive fee, if any, would be:

  •
  Year 1: None (No sales transactions)

  •
  Year 2: $5 million (20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B))

  •
  Year 3: $1.4 million ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million (Capital Gains Fee paid in Year 2))

  •
  Year 4: None (No sales transactions)

  •
  Year 5: None ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million (cumulative Capital Gains Fee paid in Year 2 and Year 3))

        For the nine months ended September 30, 2009, Ares Capital incurred $22.5 million in base management fees and $23.8 million in incentive management fees related to pre-incentive fee net investment income. For the nine months ended September 30, 2009, Ares Capital accrued no incentive management fees related to net realized capital gains. As of September 30, 2009, $56.5 million was unpaid and included in "management and incentive fees payable" in the accompanying consolidated balance sheet. Payment of $49 million in incentive management fees for the fifteen months ended September 30, 2009 has been deferred pursuant to the investment advisory and management agreement.

        For the year ended December 31, 2008, Ares Capital incurred $30.5 million in base management fees, $31.7 million in incentive management fees related to pre-incentive fee net investment income and no incentive management fees related to realized capital gains.

        For the year ended December 31, 2007, Ares Capital incurred $23.5 million in base management fees, $23.5 million in incentive management fees related to pre-incentive fee net investment income and no incentive management fees related to realized capital gains.

        For the year ended December 31, 2006, Ares Capital incurred $13.6 million in base management fees, $16.1 million in incentive management fees related to pre-incentive fee net investment income and $3.4 million in incentive management fees related to realized capital gains.

  Payment of Ares Capital's Expenses

        The services of all investment professionals and staff of the investment adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by Ares Capital Management (not including services provided to any of Ares Capital's portfolio companies like IHAM, pursuant to separate contractual agreements). Ares Capital bears all other costs and expenses of Ares Capital's operations and transactions, including those relating to: rent; organization; calculation of Ares Capital's net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by Ares Capital Management payable to third parties, including agents, consultants or other advisers, in monitoring Ares Capital's financial and legal affairs and in monitoring Ares Capital's investments and performing due diligence on Ares Capital's prospective portfolio companies; interest payable on indebtedness, if any, incurred to finance Ares Capital's investments; offerings of Ares Capital common stock and other securities; investment advisory and management fees; administration fees; fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; to the extent Ares Capital is covered by any joint insurance policies, Ares Capital's allocable portion of the insurance premiums for such policies; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by Ares Capital or Ares Operations in connection with administering Ares Capital's business, such as Ares Capital's allocable portion of overhead under the administration agreement, including Ares Capital's allocable portion of the salary and cost of Ares Capital's officers (including Ares Capital's chief compliance officer, chief financial officer, secretary and treasurer) and their respective staffs (including travel).

  Duration and Termination

        Unless terminated earlier, the investment advisory and management agreement will continue in effect until June 1, 2010 and will renew for successive annual periods thereafter if approved annually by Ares Capital's board of directors or by the affirmative vote of the holders of a majority of Ares Capital's outstanding voting securities, including, in either case, approval by a majority of Ares Capital's directors who are not "interested persons." The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may be terminated by either party without penalty upon 60 days' written notice to the other. A discussion regarding the basis for Ares Capital's board of directors' approval of the continuation of the investment advisory and management agreement for 2008 is available in Ares Capital's annual report on Form 10-K for the fiscal year ended December 31, 2008.

        Conflicts of interest may arise if Ares Capital's investment adviser seeks to change the terms of Ares Capital's investment advisory and management agreement, including, for example, the terms for compensation. Any material change to the investment advisory and management agreement must be submitted to stockholders for approval under the Investment Company Act and Ares Capital may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement. See "Risk Factors—Risks Relating to Ares Capital—Ares Capital is dependent upon Ares Capital Management's key personnel for Ares Capital's future success and upon their access to Ares investment professionals."

  Indemnification

        The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Capital Management, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Ares Capital for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Capital Management's services under the investment advisory and management agreement or otherwise as an investment adviser of Ares Capital.

  Deferral of Investment Adviser's Base Management and Incentive Fees

        If the merger and subsequent combination are consummated in accordance with the terms set forth in the merger agreement, Ares Capital Management has committed to defer, subject to any required approvals, up to $15 million in base management and incentive fees for each of the first two years following the merger if certain earnings targets are not met.

  Organization of the Investment Adviser

        Ares Capital Management is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal executive offices of Ares Capital Management are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Administration Agreement

        Ares Capital is also party to a separate administration agreement with Ares Capital's administrator, Ares Operations, an affiliate of Ares Capital's investment adviser. Ares Capital's board of directors approved the continuation of Ares Capital's administration agreement on May 4, 2009, which extended the term of the agreement until June 1, 2010. Pursuant to the administration agreement, Ares Operations furnishes Ares Capital with office equipment and clerical, bookkeeping and record keeping services. Under the administration agreement, Ares Operations also performs, or oversees the performance of, Ares Capital's required administrative services, which include, among other things, being responsible for the financial records that Ares Capital is required to maintain and preparing reports to Ares Capital's stockholders and reports filed with the SEC. In addition, Ares Operations assists Ares Capital in determining and publishing Ares Capital's net asset value, oversees the preparation and filing of Ares Capital's tax returns and the printing and dissemination of reports to Ares Capital's stockholders, and generally oversees the payment of Ares Capital's expenses and the performance of administrative and professional services rendered to Ares Capital by others. Payments under the administration agreement are equal to an amount based upon Ares Capital's allocable portion of Ares Operations' overhead in performing its obligations under the administration agreement, including Ares Capital's allocable portion of the cost of Ares Capital's officers (including Ares Capital's chief compliance officer, chief financial officer, secretary and treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        For the nine months ended September 30, 2009, Ares Capital incurred $2.9 million in administrative fees.

        For the year ended December 31, 2008, Ares Capital incurred $2.7 million in administrative fees. For the year ended December 31, 2007, Ares Capital incurred $1.0 million in administrative fees. For the year ended December 31, 2006, Ares Capital incurred $0.9 million in administrative fees.

  Indemnification

        The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Operations, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Ares Capital for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Operations' services under the administration agreement or otherwise as administrator for Ares Capital.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OF ARES CAPITAL

        Ares Capital is party to an investment advisory and management agreement with Ares Capital Management, whose sole member is Ares Management, an entity in which certain members of Ares Capital's senior management and Ares Capital's chairman of the board have indirect ownership and financial interests. Certain members of Ares Capital's senior management also serve as principals of other investment managers affiliated with Ares Management that may in the future manage investment funds with investment objectives similar to ours. In addition, certain of Ares Capital's executive officers and directors and the members of the investment committee of Ares Capital's investment adviser, Ares Capital Management, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as Ares Capital does or of investment funds managed by Ares Capital's affiliates. Accordingly, Ares Capital may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Ares Management, including Ares Capital Management. However, Ares Capital's investment adviser and other members of Ares intend to allocate investment opportunities in a fair and equitable manner that meets Ares Capital's investment objective and strategies so that Ares Capital is not disadvantaged in relation to any other client. See "Risk Factors—Risks Relating to Ares Capital—There are significant potential conflicts of interest that could impact Ares Capital's investment returns."

        Ares Capital's investment adviser, Ares Capital Management, has financial interests in the merger that are different from, and/or in addition to, the interests of Ares Capital's stockholders. For example, Ares Capital Management's management fee is based on a percentage of Ares Capital's total assets. Because total assets under management will increase as a result of the merger, the dollar amount of Ares Capital Management's management fee will increase as a result of the merger. In addition, the incentive fee payable by Ares Capital to Ares Capital Management may be positively impacted as a result of the merger. See "Unaudited Pro Forma Condensed Consolidated Financial Statements."

        Ares Capital Management has committed to defer, subject to any required approvals, up to $15 million in base management and incentive fees for each of the first two years following the merger if certain earnings targets are not met.

        Pursuant to the terms of the administration agreement, Ares Operations currently provides Ares Capital with the administrative services necessary to conduct Ares Capital's day-to-day operations. Ares Management is the sole member of and controls Ares Operations.

        Ares Capital's portfolio company, IHAM, is party to a services agreement with Ares Capital Management. Pursuant to the terms of such services agreement, Ares Capital Management provides IHAM with the facilities, investment advisory services and administrative services necessary for the operations of IHAM. IHAM reimburses Ares Capital Management for the costs and expenses incurred by Ares Capital Management in performing its obligations under such services agreement.

        Ares Capital rents office space directly from a third party pursuant to a lease that expires on February 27, 2011. In addition, Ares Capital has entered into a sublease agreement with Ares Management whereby Ares Management subleases approximately 25% of certain office space for a fixed rent equal to 25% of the basic annual rent payable by Ares Capital under this lease, plus certain additional costs and expenses. For the years ended December 31, 2008, 2007 and 2006, such amounts payable to Ares Capital totaled $0.3 million, $0.3 million and $0.1 million, respectively.

        Ares Capital has also entered into a license agreement with Ares pursuant to which Ares has agreed to grant Ares Capital a non-exclusive, royalty-free license to use the name "Ares." Under this agreement, Ares Capital will have a right to use the Ares name for so long as Ares Capital Management remains Ares Capital's investment adviser. Other than with respect to this limited license, Ares Capital will have no legal right to the "Ares" name. This license agreement will remain in effect for so long as the investment advisory and management agreement with Ares Capital Management is in effect and Ares Capital Management remains its investment adviser. Like the investment advisory and management agreement, the license agreement may also be terminated by either party without penalty upon 60 days' written notice to the other.

        In connection with Ares Capital's initial public offering, Ares Capital's investment adviser paid to underwriters, on Ares Capital's behalf, an additional sales load of approximately $2.5 million. This amount accrued interest at a variable rate that adjusted quarterly equal to the three-month LIBOR plus 2% per annum. Ares Capital repaid this amount in full, plus accrued and unpaid interest, in February 2006.

 CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF ARES CAPITAL

        To Ares Capital's knowledge, as of December 1, 2009, there were no persons that owned 25% or more of Ares Capital's outstanding voting securities and no person would be deemed to control Ares Capital, as such term is defined in the Investment Company Act.

        The following table sets forth, as of December 1, 2009 (unless otherwise noted), the number of shares of Ares Capital common stock beneficially owned by each of its current directors and executive officers, all directors and executive officers as a group and certain beneficial owners, according to information furnished to Ares Capital by such persons or publicly available filings.

        Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of Ares Capital's shares of common stock is based upon Schedule 13D, Schedule 13G, Form 13F or other filings by such persons with the SEC and other information obtained from such persons. To Ares Capital's knowledge, as of December 1, 2009, there were no persons that owned 5% or more of Ares Capital's shares of common stock.

        The address for each of the directors and executive officers is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Directors and Executive Officers:
Interested Directors
Michael J. Arougheti	147,072	(2)	*
Robert L. Rosen	7,500		*
Bennett Rosenthal	None	(2)
Independent Directors
Douglas E. Coltharp	4,500		*
Frank E. O'Bryan	12,400		*
Gregory W. Penske	None
Eric B. Siegel	21,200		*
Executive Officers Who Are Not Directors
Richard S. Davis	72,093		*
Merritt S. Hooper	None
Daniel F. Nguyen	None
Karen A. Tallman	25,000		*
Michael D. Weiner	8,189	(2)	*
All Directors and Executive Officers as a Group (12 persons)	314,954	(2)	*

*
Represents less than 1%.

(1)
Based on 109,592,728 shares of common stock outstanding as of December 1, 2009.

(2)
Ares Investments, whose managing member is Ares Partners Management Company LLC, owned 2,859,882 shares of Ares Capital common stock as of December 1, 2009. Each of the members of Ares Partners Management Company LLC (which include Messrs. Rosenthal, Arougheti and Weiner or vehicles controlled by them) disclaims beneficial ownership of all shares of Ares Capital common stock owned by Ares Investments, except to the extent of any indirect pecuniary interest therein. The shares of Ares Capital common stock held by Ares Investments have been pledged in the ordinary course to secure indebtedness under a credit facility under which Ares Investments is a co-borrower with Ares Management, an indirect subsidiary of Ares Partners Management Company LLC.

BUSINESS OF ALLIED CAPITAL

General

        Allied Capital is a BDC in the private equity business that is internally managed. Specifically, Allied Capital invests in primarily private middle-market companies in a variety of industries through long-term debt and equity capital instruments. As a BDC, Allied Capital was created to be a source of capital to small and growing businesses in the United States. Allied Capital has participated in the private equity business since it was founded in 1958. Since then through September 30, 2009, Allied Capital has invested more than $14 billion in thousands of companies nationwide. Allied Capital primarily invests in the American entrepreneurial economy, helping to build middle-market businesses and support American jobs. At September 30, 2009, Allied Capital's private finance portfolio included investments in 88 companies that generate aggregate annual revenues of approximately $10 billion and employ more than 48,000 people. Allied Capital generally invests in established companies with adequate cash flow for debt service.

        Allied Capital's investment objective is to achieve current income and capital gains. In order to achieve this objective, Allied Capital has primarily invested in debt and equity securities of private companies in a variety of industries. However, from time to time, Allied Capital has invested in companies that are public, but lack access to additional public capital.

        Allied Capital is internally managed by its management team of senior officers and managing directors. At September 30, 2009, Allied Capital had 112 employees. Allied Capital is headquartered in Washington, D.C., with offices in New York, NY and Arlington, VA.

Private Equity Investing

        The United States and the global economies continue to operate in an unprecedented economic recession and the U.S. capital markets continue to experience volatility and a severe lack of liquidity. Allied Capital's strategy in these difficult economic times has been focused on reducing costs and streamlining its organization; building liquidity through selected asset sales; retaining capital by limiting new investment activity and suspending dividend payments; and working with portfolio companies to help them position for growth when the economy recovers.

        As a private equity investor, Allied Capital's portfolio primarily consists of long-term investments in the debt and equity of primarily private middle-market companies. These investments generally are long-term in nature and privately negotiated and no readily available market exists for them. This makes Allied Capital's investments highly illiquid and, as a result, they cannot be readily traded. When Allied Capital makes an investment, it enters into a long-term arrangement where its ultimate exit from that investment may be three to ten years in the future.

        Allied Capital has focused on investments in the debt of primarily private middle-market companies because they have been structured to provide recurring cash flow to Allied Capital as the investor. In addition to earning interest income, Allied Capital may earn income from management, consulting, diligence, structuring or other fees. Allied Capital may also enhance its total return with capital gains realized from investments in equity instruments or from equity features, such as nominal cost warrants.

        Historically, Allied Capital has competed for investments with a large number of private equity funds and mezzanine funds, other BDCs, hedge funds, investment banks, other equity and non-equity based investment funds and other sources of financing, including specialty finance companies and traditional financial services companies such as commercial banks. However, Allied Capital has primarily competed with other providers of long-term debt and equity capital to middle-market companies, including private equity funds and other BDCs.

        Private Finance Portfolio.    Allied Capital's private finance portfolio primarily is composed of debt and equity investments. Debt investments include senior loans, unitranche debt (an instrument that combines both senior and subordinated financing, generally in a first lien position) or subordinated debt (with or without equity features). The junior debt that Allied Capital has in the portfolio is lower in repayment priority than the senior debt and is also known as mezzanine debt. Allied Capital's portfolio contains equity investments generally for a minority equity stake in portfolio companies and includes equity features, such as nominal cost warrants, received in conjunction with its debt investments.

        Senior loans carry a fixed rate of interest or a floating rate of interest, set as a spread over prime or LIBOR, and generally require payments of both principal and interest throughout the life of the loan. Senior loans generally have contractual maturities of three to six years and interest is generally paid to Allied Capital monthly or quarterly. Unitranche debt generally carries a fixed rate of interest. Unitranche debt generally requires payments of both principal and interest throughout the life of the loan. Unitranche debt generally has contractual maturities of five to six years and interest generally is paid to Allied Capital quarterly. Subordinated debt generally carries a fixed rate of interest generally with contractual maturities of five to ten years and generally has interest-only payments in the early years and payments of both principal and interest in the later years, although maturities and principal amortization schedules may vary. Interest on subordinated debt generally is paid to Allied Capital quarterly.

        From time to time, Allied Capital underwrites or arranges senior loans related to its portfolio investments or for other companies that are not in its portfolio. At closing, all or a portion of the underwritten commitment may be funded by Allied Capital, pending sale of the loan to other investors at closing. Allied Capital generally earns a fee on the senior loans it underwrites or arranges whether or not Allied Capital funds the underwritten commitment. After completion of the loan sales, Allied Capital may or may not retain a position in these senior loans. Principal collections include repayments of senior debt funded by Allied Capital that was subsequently sold by Allied Capital or refinanced or repaid by the portfolio companies. These transactions may include loan sales to other portfolio companies controlled by Allied Capital or funds affiliated with or managed by Allied Capital. See "—Asset Management" below.

        Allied Capital also has invested in the bonds and preferred shares/income notes of collateralized loan obligations, or "CLOs," or collateralized debt obligations, or "CDOs," where the underlying collateral pool consists primarily of senior loans. Certain of the CLOs and CDOs in which Allied Capital has invested may be managed by Allied Capital or Callidus Capital Management, LLC, or "Callidus Capital Management," a wholly owned portfolio company of Allied Capital.

        Allied Capital's portfolio includes buyout transactions in which it holds investments in senior debt, subordinated debt and equity (preferred and/or voting or non-voting common) where Allied Capital's equity ownership represents a significant portion of the equity, but may or may not represent a controlling interest. If Allied Capital invests in non-voting equity in a buyout investment, it generally has an option to acquire a controlling stake in the voting securities of the portfolio company at fair market value. Historically, Allied Capital has structured its buyout investments such that it seeks to earn a blended current return on its total capital invested through a combination of interest income on its loans and debt securities, dividends on preferred and common equity and management, consulting or transaction services fees to compensate Allied Capital for the managerial assistance that it may provide to the portfolio company.

        The structure of each debt and equity security includes many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights and put or call rights. Allied Capital's senior loans and unitranche debt are generally in a first lien position, however in a liquidation scenario, the collateral, if any, may not be sufficient to support Allied Capital's outstanding investment. Allied Capital's junior or mezzanine loans are generally unsecured. Allied Capital's investments may be subject to certain restrictions on resale and generally have no established trading market.

        At September 30, 2009, 42.2% of the private finance investments at value were in companies more than 25% owned, 7.3% were in companies 5% to 25% owned and 50.5% were in companies less than 5% owned.

        Allied Capital monitors the portfolio to maintain diversity within the industries in which it invests. Allied Capital may or may not concentrate in any industry or group of industries in the future. The industry composition of the private finance portfolio at value at September 30, 2009 and December 31, 2008 and 2007, was as follows:

		December 31,
	September 30, 2009
		2008	2007
Industry
Business services	32%	36%	37%
Consumer products	28	24	25
Private debt funds	8	6	1
Financial services	8	5	6
CLO/CDO(1)	6	8	6
Consumer services	5	5	4
Industrial products	3	5	10
Retail	2	5	4
Healthcare services	2	2	3
Other	6	4	4

Total	100%	100%	100%

(1)
These funds primarily invest in senior corporate loans. Certain of these funds are managed by Callidus Capital Management, a wholly owned portfolio company of Allied Capital.

        Commercial Real Estate Finance Portfolio.    Allied Capital also has participated in commercial real estate finance over its history. Over the past several years, Allied Capital has not actively participated in commercial real estate finance as it believed that the market for commercial real estate had become too aggressive and that investment opportunities were not priced appropriately. As a result, Allied Capital's commercial real estate finance portfolio totaled $68.5 million at value, or 2.4% of our total assets, at September 30, 2009, and contained primarily commercial mortgage loans and real estate properties.

Asset Management

        In addition to managing its own assets, Allied Capital manages certain funds that also invest in the debt and equity securities of primarily private middle-market companies in a variety of industries and broadly syndicated senior secured loans. In some cases, Allied Capital has invested in the equity of these funds, along with other third parties, from which Allied Capital may earn a current return and/or a future incentive allocation.

        At September 30, 2009, Allied Capital had eight separate funds under its management, together, the "Allied Capital Managed Funds," for which Allied Capital may earn management or other fees for its services. On October 30, 2009, Allied Capital sold its investment, including its outstanding commitments and the provision of management services, in the SL Fund to Ares Capital, and it may sell additional Allied Capital Managed Funds.

        The assets of the Allied Capital Managed Funds at September 30, 2009 and December 31, 2008, and Allied Capital's management fees as of September 30, 2009, were as follows:

	Assets of Allied Capital Managed Funds
($ in millions) Name of Fund	September 30, 2009	December 31, 2008	Management Fee(2)
Senior Secured Loan Fund LLC(3)	$921.2	$789.8	0.375%
Allied Capital Senior Debt Fund, L.P.	351.4	412.9	1.625	%(1)(2)
Knightsbridge CLO 2007-1 Ltd.	500.7	500.6	0.600%
Knightsbridge CLO 2008-1 Ltd.	304.6	304.8	0.600%
Emporia Preferred Funding I, Ltd.	419.8	—	0.625	%(1)
Emporia Preferred Funding II, Ltd.	355.7	—	0.650	%(1)
Emporia Preferred Funding III, Ltd.	406.1	—	0.650	%(1)
AGILE Fund I, LLC	83.5	99.3	—	(1)

Total Assets	$3,343.0	$2,107.4

(1)
In addition to the management fees, Allied Capital is entitled to an incentive allocation subject to certain performance benchmarks. There can be no assurance that the incentive allocation will be earned.

(2)
Management fees are stated as a percent of assets except for the Senior Debt Fund, which is stated as a percent of equity capital. The management fee paid by the Senior Debt Fund was 2.000% at December 31, 2008 and was reduced to 1.625% effective January 1, 2009 for the 2009 calendar year.

(3)
In June 2009, the Unitranche Fund LLC was renamed the Senior Secured Loan Fund LLC. On October 30, 2009, Allied Capital sold its investment, including its commitments and the provision of management services, in the SL Fund to Ares Capital.

        Allied Capital's responsibilities to the Allied Capital Managed Funds may include investment execution, underwriting and portfolio monitoring services. Each of the Allied Capital Managed Funds may separately invest in the debt or equity of companies in Allied Capital's portfolio and these investments may be senior, pari passu or junior to the debt and equity investments held by Allied Capital. Allied Capital may or may not participate in investments made by the Allied Capital Managed Funds.

        In addition to managing these funds, as of the dates listed below Allied Capital held certain investments in the Allied Capital Managed Funds as follows:

		September 30, 2009		December 31, 2008
($ in millions) Name of Fund	Investment Description	Cost	Value	Cost	Value
Senior Secured Loan Fund LLC(1)	Subordinated Certificates and Equity Interests	$165.2	$165.0	$125.4	$125.4
Allied Capital Senior Debt Fund, L.P.	Equity interests	31.8	33.0	31.8	31.8
Knightsbridge CLO 2007-1 Ltd.	Class E Notes and Income Notes	57.4	33.8	59.6	50.1
Knightsbridge CLO 2008-1 Ltd.	Class C Notes, Class D Notes,
	Class E Notes and Income Notes	53.2	49.2	52.7	52.7
AGILE Fund I, LLC	Equity Interests	0.7	0.4	0.7	0.5

Total		$308.3	$281.4	$270.2	$260.5

(1)
Allied Capital committed up to a total of $525.0 million of subordinated certificates to the SL Fund. The SL Fund will be capitalized as investment transactions are completed. On October 30, 2009, Allied Capital sold its investment, including its outstanding commitments and the provision of management services, in the SL Fund to Ares Capital.

        For additional discussion of the Allied Capital Managed Funds, see "Management's Discussion and Analysis of Financial Condition and Results of Operations of Allied Capital—Portfolio and Investment Activity—Managed Funds."

Business Processes

        Business Development.    Over the years, Allied Capital believes it has developed and maintained a strong and extensive network of relationships. This network includes private equity investors, investment banks, business brokers, merger and acquisition advisors, financial services companies, banks, law firms and accountants. Allied Capital is well known in the private equity industry and, through these relationships, Allied Capital has been able to source investment opportunities for its portfolio and the Allied Capital Managed Funds.

        New Deal Underwriting and Investment Execution.    In a typical transaction, Allied Capital reviews, analyzes and substantiates through due diligence, the business plan and operations of the potential portfolio company. Allied Capital performs financial due diligence, performs operational due diligence, studies the industry and competitive landscape and conducts reference checks with company management or other employees, customers, suppliers and competitors, as necessary. Allied Capital may work with external consultants, including accounting firms and industry or operational consultants, in performing due diligence and in monitoring its portfolio investments.

        Once a prospective portfolio company is determined to be suitable for investment, Allied Capital works with the management and the other capital providers, including senior, junior and equity capital providers, to structure a transaction. Allied Capital's investments are tailored to the facts and circumstances of each deal. The specific structure is designed to protect Allied Capital's rights and manage its risk in the transaction. Allied Capital generally structures the debt instrument to require restrictive affirmative and negative covenants, default penalties or other protective provisions.

        In addition, each debt investment is individually priced to achieve a return that reflects Allied Capital's rights and priorities in the portfolio company's capital structure, the structure of the debt instrument and Allied Capital's perceived risk of the investment. Allied Capital's loans and debt securities have an annual stated interest rate; however, that interest rate is only one factor in pricing the investment. The annual stated interest rate may include some component of contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity or upon prepayment. In addition to the interest earned on loans and debt securities, Allied Capital's debt investments may include equity features, such as nominal cost warrants or options to buy a minority interest in the portfolio company.

        In a buyout transaction where Allied Capital's equity investment represents a significant portion of the equity, Allied Capital's equity ownership may or may not represent a controlling interest. If non-voting equity is invested in a buyout, Allied Capital generally has an option to acquire a controlling stake in the voting securities of the portfolio company at fair market value.

        Allied Capital has a centralized, credit-based approval process for its investments. The key steps in Allied Capital's investment process are:

  •
  Initial investment screening;

  •
  Initial investment/finance committee, or "IFC," approval;

  •
  Due diligence, structuring and negotiation;

  •
  Internal review of diligence results, including peer review;

  •
  Final IFC approval;

  •
  Approval by the investment review committee of Allied Capital's board of directors for all debt investments that represent a commitment equal to or greater than $20 million and every buyout transaction; and

  •
  Funding of the investment.

        Allied Capital's IFC is chaired by John Scheurer, CEO, and currently includes William Walton, Chairman of the Board (vice chairman of the committee), Penni Roll, CFO, Scott Binder, Managing Director and Head of Special Assets, Robert Monk, Managing Director, Daniel Russell, Managing Director and Head of Private Finance, Susan Mayer, Managing Director, Dale Lynch, Executive Vice President, John Wellons, Chief Accounting Officer and two Principals on a rotating basis. The composition of the committee may change from time to time.

        Portfolio Monitoring and Development.    Middle-market companies often lack the management expertise and experience found in larger companies. As a BDC, Allied Capital is required by the Investment Company Act to make available significant managerial assistance to its portfolio companies. Allied Capital's senior level professionals work with portfolio company management teams to assist them in building their businesses. Managerial assistance includes, but is not limited to, management and consulting services related to corporate finance, marketing, human resources, personnel and board member recruiting, business operations, corporate governance, risk management and other general business matters. Allied Capital's corporate finance assistance includes supporting its portfolio companies' efforts to structure and attract additional capital. Allied Capital believes its extensive network of industry relationships and its internal resources help make Allied Capital a collaborative partner in the development of its portfolio companies.

        The special assets sub-committee of Allied Capital's IFC is responsible for review and oversight of the investment portfolio, including reviewing the performance of selected portfolio companies, overseeing portfolio companies in workout status, reviewing and approving certain modifications or amendments to or certain additional investments in existing portfolio companies, reviewing and approving certain actions by portfolio companies whose voting securities are more than 50% owned by Allied Capital, reviewing significant investment-related litigation matters where Allied Capital is a named party, approving related activities and reviewing and approving proxy votes with respect to Allied Capital's portfolio investments.

        From time to time, Allied Capital will identify investments that require closer monitoring or become workout assets. Allied Capital develops a workout strategy for workout assets and the special assets sub-committee of the IFC gauges Allied Capital's progress against the strategy. The special assets sub-committee is chaired by John Scheurer, CEO, and currently includes Scott Binder, Managing Director and Head of Special Assets (vice chairman of the committee), William Walton, Chairman of the Board, Penni Roll, CFO, Daniel Russell, Managing Director and Head of Private Finance, Susan Mayer, Managing Director, and Ralph Blasey, Executive Vice President and Corporate Counsel. The composition of the committee may change from time to time.

        For debt investments, Allied Capital may have board observation rights that allow it to attend portfolio company board meetings. For buyout investments, Allied Capital generally holds a majority of the seats on the board of directors where it owns a controlling interest in the portfolio company and Allied Capital generally has board observation rights where it does not own a controlling interest in the portfolio company.

Portfolio Valuation

        Allied Capital determines the value of each investment in its portfolio on a quarterly basis and changes in value result in unrealized appreciation or depreciation being recognized in its statement of operations. "Value," as defined in Section 2(a)(41) of the Investment Company Act, is (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in its portfolio, Allied Capital values substantially all of its portfolio investments at fair value as determined in good faith by its board of directors in accordance with Allied Capital's valuation policy and the provisions of the Investment Company Act and ASC Topic 820, which includes the codification of FASB Statement No. 157, Fair Value Measurements and related interpretations, collectively, the "Statement."

        Allied Capital determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. At September 30, 2009, portfolio investments recorded at fair value using level 3 inputs (as defined under the Statement) were approximately 88% of Allied Capital's total assets. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market quotation in an active market, the fair value of Allied Capital's investments determined in good faith by its board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

        There is no single approach for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments Allied Capital makes. Unlike banks, Allied Capital is not permitted to provide a general reserve for anticipated loan losses. Instead, Allied Capital is required to specifically value each individual investment on a quarterly basis. Allied Capital will record unrealized depreciation on investments when it determines that the fair value of a security is less than its cost basis and Allied Capital will record unrealized appreciation when it determines that the fair value is greater than its cost basis. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

        Valuation Process.    The portfolio valuation process is managed by Allied Capital's Chief Valuation Officer, or "CVO." The CVO works with the investment professionals responsible for each investment. The following is an overview of the steps Allied Capital takes each quarter to determine the value of its portfolio:

  •
  Allied Capital's valuation process begins with each portfolio company or investment being initially valued by the investment professionals, led by the Managing Director or senior officer who is responsible for the portfolio company relationship, or the "Deal Team";

  •
  the CVO, members of the valuation team and third-party valuation consultants (see below), as applicable, review the preliminary valuation documentation as prepared by the Deal Team;

  •
  the CVO, members of the valuation team, and third-party consultants (see below), as applicable, meet with each Managing Director or responsible senior officer to discuss the preliminary valuation determined and documented by the Deal Team for each of their respective investments;

  •
  the Chairman of the Board, CEO, CFO and the Managing Directors meet with the CVO to discuss the preliminary valuation results;

  •
  valuation documentation is distributed to the members of Allied Capital's board of directors;

  •
  the audit committee of Allied Capital's board of directors meets separately from the full board of directors with the third-party consultants (see below) to discuss the assistance provided and results and the CVO attends this meeting;

  •
  the CVO discusses and reviews the valuations with Allied Capital's board of directors;

  •
  to the extent there are changes or if additional information is deemed necessary, a follow-up board meeting may take place; and

  •
  Allied Capital's board of directors determines the fair value of the portfolio in good faith.

        In connection with its valuation process to determine the fair value of a private finance investment, Allied Capital works with third-party consultants to obtain assistance and advice, as additional support in the preparation of its internal valuation analysis, for a portion of the portfolio each quarter. In addition, Allied Capital may receive other third-party assessments of a particular private finance portfolio company's value in the ordinary course of business, most often in the context of a prospective sale transaction or in the context of a bankruptcy process.

        The valuation analysis prepared by management is submitted to Allied Capital's board of directors who is ultimately responsible for the determination of fair value of the portfolio in good faith. Allied Capital generally obtains valuation assistance from Duff & Phelps, LLC, or "Duff & Phelps," for Allied Capital's private finance portfolio consisting of certain limited procedures, or "the Procedures," Allied Capital has identified and requested them to perform. Based upon the performance of the Procedures on a selection of Allied Capital's final portfolio company valuations, Duff & Phelps has concluded that the fair value of those portfolio companies subjected to the Procedures did not appear unreasonable. In addition, Allied Capital also receives third-party valuation assistance from other third-party consultants for certain private finance portfolio companies.

        Allied Capital currently intends to continue to work with third-party consultants to obtain valuation assistance for a portion of the private finance portfolio each quarter. Allied Capital currently anticipates that it will generally obtain valuation assistance for all companies in the portfolio where it owns more than 50% of the outstanding voting equity securities (excluding companies with a cost less than $5.0 million and a value less than $2.5 million) on a quarterly basis and that it will generally obtain assistance for companies where it owns equal to or less than 50% of the outstanding voting equity securities (excluding companies with a cost less than $5.0 million and a value less than $2.5 million) at least once during the course of the calendar year. Valuation assistance may or may not be obtained for new companies that enter the portfolio after June 30 of any calendar year during that year or for investments with a cost less than $5.0 million and value less than $2.5 million.

        For the quarter ended September 30, 2009, Allied Capital received valuation assistance for 78 portfolio companies, which represented 97.8% of the private finance portfolio at value. See "Management's Discussion and Analysis of Financial Condition and Results of Operations of Allied Capital" below.

Corporate Structure and Offices

        Allied Capital is a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the Investment Company Act. Allied Capital has a real estate investment trust subsidiary, Allied Capital REIT, Inc., and several subsidiaries that are single-member limited liability companies established for specific purposes, including holding real estate property. Allied Capital also has a subsidiary, A.C. Corporation, that generally provides diligence and structuring services, as well as transaction, management, consulting and other services, including underwriting and arranging senior loans, to Allied Capital and its portfolio companies. A.C. Corporation also provides fund management services to certain Allied Capital Managed Funds.

        Allied Capital's executive offices are located at 1919 Pennsylvania Avenue, NW, Washington, D.C. 20006-3434 and its telephone number is (202) 721-6100. In addition, Allied Capital has offices in New York, NY and Arlington, VA.

Employees

        On September 30, 2009, Allied Capital employed 112 individuals, including investment and portfolio management professionals, operations professionals and administrative staff. The majority of Allied Capital's employees are located in its Washington, D.C. office.

Certain Government Regulations

        Allied Capital operates in a highly regulated environment. The following discussion generally summarizes certain government regulations to which Allied Capital is subject.

        Business Development Company.    A BDC is defined and regulated by the Investment Company Act. A BDC must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A BDC may use capital provided by public stockholders and from other sources to invest in long-term, private investments in businesses.

        As a BDC, Allied Capital may not acquire any asset other than "qualifying assets" unless, at the time it makes the acquisition, the value of its qualifying assets represents at least 70% of the value of its total assets. The principal categories of qualifying assets relevant to Allied Capital's business are:

  •
  Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;

  •
  Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and

  •
  Cash, cash items, government securities or high quality debt securities (within the meaning of the Investment Company Act), maturing in one year or less from the time of investment.

        An eligible portfolio company is generally a domestic company that is not an investment company and that:

  •
  does not have a class of securities with respect to which a broker may extend margin credit at the time the acquisition is made;

  •
  is controlled by the BDC and has an affiliate of a BDC on its board of directors;

  •
  does not have any class of securities listed on a national securities exchange;

  •
  public companies that list their securities on a national securities exchange with a market capitalization of less than $250 million; or

  •
  meets such other criteria as may be established by the SEC.

        Control, as defined by the Investment Company Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

        Allied Capital does not intend to acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act. Under these limits, Allied Capital generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the Investment Company Act), invest more than 5% of the value of its total assets in the securities of one such investment company or invest more than 10% of the value of its total assets in the securities of such investment companies in the aggregate. With regard to that portion of Allied Capital's portfolio invested in securities issued by investment companies, it should be noted that such investments might subject Allied Capital's stockholders to additional expenses.

        To include certain securities described above as qualifying assets for the purpose of the 70% test, a BDC must make available to the issuer of those securities significant managerial assistance such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. Allied Capital offers to provide significant managerial assistance to its portfolio companies.

        As a BDC, Allied Capital is entitled to issue senior securities in the form of stock or senior securities representing indebtedness, including debt securities and preferred stock, as long as each class of senior security has an asset coverage of at least 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, Allied Capital must make provisions to prohibit any distribution to its stockholders or repurchase of its common stock unless Allied Capital meets the applicable asset coverage ratio at the time of the distribution.

        Allied Capital is not generally able to issue and sell its common stock at a price below net asset value per share. Allied Capital may, however, sell its common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if its board of directors determines that such sale is in the best interests of the company and its stockholders, and Allied Capital's stockholders approve its policy and practice of making such sales. In any such case, the price at which Allied Capital's securities are to be issued and sold may not be less than a price that, in the determination of Allied Capital's board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

        Allied Capital is also limited in the amount of stock options that may be issued and outstanding at any point in time. The Investment Company Act provides that the amount of a BDC's voting securities that would result from the exercise of all outstanding warrants, options and rights at the time of issuance may not exceed 25% of the BDC's outstanding voting securities, except that if the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights issued to the BDC's directors, officers, and employees pursuant to any executive compensation plan would exceed 15% of the BDC's outstanding voting securities, then the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights at the time of issuance shall not exceed 20% of the outstanding voting securities of the BDC.

        Allied Capital may also be prohibited under the Investment Company Act from knowingly participating in certain transactions with its affiliates without the prior approval of the members of its board of directors who are not interested persons and, in some cases, prior approval by the SEC. Allied Capital has been granted an exemptive order by the SEC permitting it to engage in certain transactions that would be permitted if Allied Capital and its subsidiaries were one company and permitting certain transactions among Allied Capital's subsidiaries, subject to certain conditions and limitations.

        Allied Capital has designated a chief compliance officer and established a compliance program pursuant to the requirements of the Investment Company Act. Allied Capital is periodically examined by the SEC for compliance with the Investment Company Act.

        As with other companies regulated by the Investment Company Act, a BDC must adhere to certain substantive regulatory requirements. A majority of Allied Capital's directors must be persons who are not interested persons, as that term is defined in the Investment Company Act. Additionally, Allied Capital is required to provide and maintain a bond issued by a reputable fidelity insurance company to protect it against larceny and embezzlement. Furthermore, as a BDC, Allied Capital is prohibited from protecting any director or officer against any liability to Allied Capital or its stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

        Allied Capital maintains a code of ethics that establishes procedures for personal investment and restricts certain transactions by its personnel. Allied Capital's code of ethics generally does not permit investment by its employees in securities that have been or are contemplated to be purchased or held by Allied Capital. Allied Capital's code of ethics is posted on its website at www.alliedcapital.com and is also filed as an exhibit to its registration statement which is on file with the SEC. You may read and copy the code of ethics at the SEC's Public Reference Room in Washington, D.C. You may obtain information on operations of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR database on the SEC Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, 100 F Street, NE, Washington, D.C. 20549.

        Allied Capital may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC unless authorized by vote of a "majority of the outstanding voting securities," as defined in the Investment Company Act. A majority of the outstanding voting securities of a company is defined under the Investment Company Act as the lesser of: (1) 67% or more of such company's shares present at a meeting if more than 50% of the outstanding shares of such company are present and represented by proxy or (2) more than 50% of the outstanding shares of such company.

        Regulated Investment Company Status.    Allied Capital has elected to be taxed as a RIC under Subchapter M of the Code. In order to maintain its status as a RIC and obtain RIC tax benefits, Allied Capital must, in general, (1) continue to qualify as a BDC; (2) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet asset diversification requirements as defined in the Code; and (4) timely distribute to stockholders at least 90% of its annual investment company taxable income as defined in the Code. Allied Capital currently qualifies as a RIC. However, there can be no assurance that it will continue to qualify for such treatment in future years.

        As long as Allied Capital qualifies as a RIC, it is not taxed on its investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis. Taxable income includes Allied Capital's taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses generally are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of Allied Capital's election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as payment-in-kind interest and dividends and the amortization of discounts and fees. Cash collections of income resulting from contractual payment-in-kind interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

        Taxable income available for distribution includes investment company taxable income and, to the extent not deemed to be distributed or retained, net long-term capital gains. To the extent that annual taxable income available for distribution exceeds dividends paid or deemed distributed from such taxable income for the year, Allied Capital may carry over the excess taxable income into the next year and such excess income will be available for distribution in the next year as permitted under the Code. Such excess income will be treated under the Code as having been distributed during the prior year for purposes of Allied Capital's qualification for RIC tax treatment for such year. The maximum amount of excess taxable income that Allied Capital may carry over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. Excess taxable income carried over and paid out in the next year is generally subject to a nondeductible 4% excise tax.

        Allied Capital will be subject to the AMT but any items that are treated differently for AMT purposes must be apportioned between Allied Capital and its stockholders and this may affect U.S. stockholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each stockholder bear to Allied Capital's taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

        Compliance with the Sarbanes-Oxley Act of 2002.    The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements apply to Allied Capital, including:

  •
  Allied Capital's Chairman of the Board, Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer certify the financial statements contained in Allied Capital's periodic reports through the filing of Section 302 certifications;

  •
  Allied Capital's periodic reports disclose its conclusions about the effectiveness of Allied Capital's disclosure controls and procedures;

  •
  Allied Capital's annual report on Form 10-K contains a report from its management on internal control over financial reporting, including a statement that Allied Capital's management is responsible for establishing and maintaining adequate internal control over financial reporting as well as management's assessment of the effectiveness of Allied Capital's internal control over financial reporting, and an attestation report on the effectiveness of Allied Capital's internal control over financial reporting issued by its independent registered public accounting firm;

  •
  Allied Capital's periodic reports disclose whether there were significant changes in Allied Capital's internal control over financial reporting or in other factors that could significantly affect Allied Capital's internal control over financial reporting subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses; and

  •
  Allied Capital may not make any loan to any director or executive officer and it may not materially modify any existing loans.

        Allied Capital has adopted procedures to comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. Allied Capital will continue to monitor its compliance with all future regulations that are adopted under the Sarbanes-Oxley Act of 2002 and will take actions necessary to ensure that it is in compliance therewith.

        Allied Capital has adopted certain policies and procedures to comply with the NYSE corporate governance rules. In accordance with the NYSE procedures, shortly after its 2009 Annual Meeting of Stockholders, Allied Capital submitted the required CEO certification to the NYSE pursuant to Section 303A.12(a) of the listed company manual. Allied Capital's common stock is also listed on NASDAQ.

Legal Proceedings

        On June 23, 2004, Allied Capital was notified by the SEC that they were conducting an informal investigation of Allied Capital. The investigation related to the valuation of securities in Allied Capital's private finance portfolio and other matters. On June 20, 2007, Allied Capital announced that it entered into a settlement with the SEC that resolved the SEC's informal investigation. As part of the settlement and without admitting or denying the SEC's allegations, Allied Capital agreed to the entry of an administrative order. In the order, the SEC alleged that, between June 30, 2001, and March 31, 2003, Allied Capital did not maintain books, records and accounts which, in reasonable detail, supported or accurately and fairly reflected valuations of certain securities in its private finance portfolio and, as a result, did not meet certain recordkeeping and internal controls provisions of the federal securities laws. In the administrative order, the SEC ordered Allied Capital to continue to maintain certain of its current valuation-related controls. Specifically, during and following the two-year period of the order, Allied Capital has: (1) continued to employ a Chief Valuation Officer, or a similarly structured officer-level employee, to oversee its quarterly valuation processes; and (2) continued to employ third-party valuation consultants to assist in its quarterly valuation processes.

        On December 22, 2004, Allied Capital received letters from the U.S. Attorney for the District of Columbia requesting the preservation and production of information regarding Allied Capital and Business Loan Express, LLC (currently known as Ciena) in connection with a criminal investigation relating to matters similar to those investigated by and settled with the SEC as discussed above. Allied Capital produced materials in response to the requests from the U.S. Attorney's Office and certain current and former employees were interviewed by the U.S. Attorney's Office. Allied Capital has voluntarily cooperated with the investigation.

        In late December 2006, Allied Capital received a subpoena from the U.S. Attorney for the District of Columbia requesting, among other things, the production of records regarding the use of private investigators by Allied Capital or its agents. Allied Capital's board of directors established a committee, which was advised by its own counsel, to review this matter. In the course of gathering documents responsive to the subpoena, Allied Capital became aware that an agent of Allied Capital obtained what were represented to be telephone records of David Einhorn and which purport to be records of calls from Greenlight Capital during a period of time in 2005. Also, while Allied Capital was gathering documents responsive to the subpoena, allegations were made that management of Allied Capital had authorized the acquisition of these records and that management was subsequently advised that these records had been obtained. Allied Capital's management has stated that these allegations are not true. Allied Capital has cooperated fully with the inquiry by the U.S. Attorney's Office.

        On February 26, 2007, Dana Ross filed a class action complaint in the U.S. District Court for the District of Columbia in which she alleged that Allied Capital and certain members of management violated Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder. Thereafter, the court appointed new lead counsel and approved new lead plaintiffs. On July 30, 2007, plaintiffs served an amended complaint. Plaintiffs claim that, between November 7, 2005 and January 22, 2007, Allied Capital either failed to disclose or misrepresented information about its portfolio company, Business Loan Express, LLC. Plaintiffs sought unspecified compensatory and other damages, as well as other relief. On September 13, 2007, Allied Capital filed a motion to dismiss the lawsuit. On November 4, 2009, the motion to dismiss was granted.

        Allied Capital is aware that a number of lawsuits have been filed by stockholders of Allied Capital challenging the merger. The suits are filed either as putative stockholder class actions, shareholder derivative actions or both. All of the actions assert similar claims against the members of Allied Capital's board of directors alleging that the merger agreement is the product of a flawed sales process and that Allied Capital's directors breached their fiduciary duties by agreeing to a structure that was not designed to maximize the value of Allied Capital's stockholders and by failing to adequately value and obtain fair consideration for Allied Capital's shares. They also claim that Ares Capital (and, in several cases, Merger Sub, and, in several other cases, Allied Capital) aided and abetted the directors' alleged breaches of fiduciary duties. All of the actions demand, among other things, a preliminary and permanent injunction enjoining the merger and rescinding the transaction or any part thereof that has been implemented. Allied Capital believes that each of the lawsuits is without merit, and it intends to defend each of these lawsuits vigorously.

        In addition to the above matters, Allied Capital is party to certain lawsuits in the normal course of business. For a discussion of litigation regarding the merger, see "The Merger—Litigation Relating to the Merger."

        Furthermore, third parties may try to seek to impose liability on Allied Capital in connection with the activities of its portfolio companies. For a discussion of civil investigations being conducted regarding the lending practices of Ciena, one of Allied Capital's portfolio companies, see Note 3, "Portfolio—Ciena Capital LLC" to the notes to Allied Capital's consolidated financial statements for the period ending September 30, 2009.

        While the outcome of any of the open legal proceedings described above cannot at this time be predicted with certainty, Allied Capital does not expect these matters will materially affect its financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on Allied Capital's financial condition or results of operations in any future reporting period or delay or prevent the merger from becoming effective with the agreed upon timeframe or at all.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF ALLIED CAPITAL

Overview

        Allied Capital is a BDC in the private equity business that is internally managed. Specifically, Allied Capital primarily invests in private middle-market companies in a variety of industries through long-term debt and equity capital instruments. Allied Capital's financing generally is used to fund buyouts, acquisitions, growth, recapitalizations, note purchases and other types of financings. Allied Capital's investment objective is to achieve current income and capital gains.

        The United States and the global economies continue to operate in an unprecedented economic recession and the U.S. capital markets continue to experience volatility and a severe lack of liquidity. Allied Capital's strategy in these difficult economic times has been focused on reducing costs and streamlining its organization; building liquidity through selected asset sales; retaining capital by limiting new investment activity and suspending dividend payments; and working with portfolio companies to help them position for growth when the economy recovers.

        Allied Capital's portfolio composition at September 30, 2009 and 2008 and at December 31, 2008, 2007, and 2006, was as follows:

	September 30,		December 31,
	2009	2008	2008	2007	2006
Private finance	97%	97%	97%	97%	97%
Commercial real estate finance	3%	3%	3%	3%	3%

        Allied Capital's earnings primarily depend on the level of interest and dividend income, fee and other income and net realized and unrealized gains or losses on its investment portfolio after deducting interest expense on borrowed capital, operating expenses and income taxes, including excise tax.

        Interest income primarily results from the stated interest rate earned on a loan or debt security and the amortization of loan origination fees and discounts. The level of interest income is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. Allied Capital's ability to generate interest income is dependent on economic, regulatory and competitive factors that influence new investment activity, interest rates on the types of loans it makes, the level of repayments in its portfolio, the amount of loans and debt securities for which interest is not accruing and Allied Capital's ability to secure debt and equity capital for its investment activities.

        The level of fee income is primarily related to the level of new investment activity and the level of fees earned from portfolio companies and funds managed by Allied Capital. The level of investment activity can vary substantially from period to period depending on many factors, including the general economic environment, the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the competitive environment for the types of investments Allied Capital makes and Allied Capital's ability to secure debt and equity capital for its investment activities.

        In addition to managing its own assets, Allied Capital manages certain funds that also invest in the debt and equity securities of primarily private middle-market companies in a variety of industries. At September 30, 2009, Allied Capital had eight separate funds under its management for which Allied Capital may earn management or other fees for its services. In some cases, Allied Capital has invested in the equity of these funds, along with other third parties, from which Allied Capital may earn a current return and/or a future incentive allocation. At September 30, 2009, the Allied Capital Managed Funds had total assets of approximately $3.3 billion. On October 30, 2009, Allied Capital sold its investment, including its outstanding commitments and the provision of management services, in the

SL Fund which had assets of $921.2 million at September 30, 2009, to Ares Capital and Allied Capital may sell additional Allied Capital Managed Funds. See "—Managed Funds" below for further discussion.

        In the aggregate, including the total assets on its balance sheet and assets under management in the Allied Capital Managed Funds, Allied Capital had $5.9 billion in managed assets at September 30, 2009.

        On October 26, 2009, Allied Capital entered into the merger agreement with Ares Capital and Merger Sub. Pursuant to the terms of the merger agreement, in the merger Merger Sub will be merged with and into Allied Capital and, immediately thereafter, in the subsequent combination Allied Capital will be merged with and into Ares Capital. Ares Capital will be the surviving entity of the subsequent combination and, following the subsequent combination, Allied Capital will no longer exist as a separate corporation. If the merger is consummated, each share of Allied Capital common stock outstanding immediately prior to the merger will be converted into the right to receive 0.325 of a share of Ares Capital common stock, subject to the payment of cash instead of fractional shares. While there can be no assurances as to the exact timing, or that the merger will be completed at all, Allied Capital and Ares Capital are working to complete the merger in the first quarter of 2010. As more fully described in this document and in the merger agreement, the completion of the merger depends on a number of conditions being satisfied or, where legally permissible, waived. See "Description of the Merger Agreement" and the rest of this document for more details.

Portfolio and Investment Activity

        The total portfolio at value, investment activity and the yield on interest-bearing investments at and for the nine months ended September 30, 2009 and 2008, and at and for the years ended December 31, 2008, 2007 and 2006, were as follows:

	At and for the Nine Months Ended September 30,		At and for the Years Ended December 31,
($ in millions)	2009	2008	2008	2007	2006
Portfolio at value	$2,511.2	$4,208.5	$3,493.0	$4,780.5	$4,496.1
Investments funded	$118.1	$1,027.8	$1,078.2	$1,846.0	$2,437.8
Payment-in-kind interest and dividends, net of cash collections	$24.4	$35.9	$53.4	$12.0	$4.1
Principal collections related to investment repayments or sales(1)	$650.9	$878.2	$1,037.3	$1,211.6	$1,055.3
Yield on interest-bearing investments(2)	11.9%	11.9%	12.1%	12.1%	11.9%

(1)
Principal collections related to investment repayments or sales for the nine months ended September 30, 2009, included $171.0 million of cash collections related to notes and other receivables received from the sale of investments in portfolio companies in prior periods. Principal collections related to investment repayments or sales for the nine months ended September 30, 2009 and 2008 and for the years ended December 31, 2008, 2007 and 2006, included collections of $274.9 million, $352.7 million, $383.0 million, $221.9 million and $0, respectively, related to the sale of loans to certain of Allied Capital Managed Funds. See "—Managed Funds" below for further discussion.

(2)
The weighted average yield on interest-bearing investments is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, plus the effective interest yield on the preferred shares/income notes of CLOs, plus the effective interest yield on the subordinated certificates in the SL Fund, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date.

  Private Finance

        Allied Capital's private finance portfolio at value, investment activity and the yield on interest-bearing investments at and for the nine months ended September 30, 2009 and 2008, and at and for the years ended December 31, 2008, 2007 and 2006, were as follows:

	At and for the Nine Months Ended September 30,					At and for the Years Ended December 31,
	2009			2008		2008		2007		2006
($ in millions)	Value		Yield(1)	Yield(1)	Value	Value	Yield(1)	Value	Yield(1)	Value	Yield(1)
Portfolio at value:
Loans and debt securities:
Senior loans	$289.4		4.8%	$434.9	4.2%	$306.3	5.6%	$344.3	7.7%	$405.2	8.4%
Unitranche debt	374.7		12.2%	579.3	12.0%	456.4	12.0%	653.9	11.5%	799.2	11.2%
Subordinated debt	1,182.9		13.4%	2,062.6	13.1%	1,829.1	12.9%	2,416.4	12.8%	1,980.8	12.9%

Total loans and debt securities	1,847.0		11.8%	3,076.8	11.7%	2,591.8	11.9%	3,414.6	12.1%	3,185.2	11.9%
Equity securities:
Preferred shares/income notes of CLOs(2)	84.4		12.1%	218.3	17.1%	179.2	16.4%	203.0	14.6%	97.2	15.5%
Subordinated certificates in SL Fund(2)	165.0		14.0%	114.3	10.3%	125.4	12.0%	0.7	12.4%	—
Other equity securities	346.3			692.5		502.7		1,041.0		1,095.5

Total equity securities	595.7			1,025.1		807.3		1,244.7		1,192.7

Total portfolio	$2,442.7			$4,101.9		$3,399.1		$4,659.3		$4,377.9

Investments funded(3)	$115.5	(4)		$1,020.7		$1,068.1		$1,828.0		$2,423.4
Payment-in-kind interest and dividends, net of cash collections	$24.4			$35.8		$53.2		$12.7		$3.4
Principal collections related to investment repayments or sales(3)	$644.2			$861.5		$1,020.5		$1,188.2		$1,015.4

(1)
The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield on the preferred shares/income notes of CLOs is calculated as the (a) effective interest yield on the preferred shares/income notes of CLOs, divided by (b) preferred shares/income notes of CLOs at value. The weighted average yield on the subordinated certificates in the SL Fund is computed as the (a) effective interest yield on the subordinated certificates, divided by (b) total investment at value. The weighted average yields are computed as of the balance sheet date.

(2)
Investments in the preferred shares/income notes of CLOs and the subordinated certificates in the SL Fund earn a current return that is included in interest income in Allied Capital's consolidated statement of operations.

(3)
Includes $171.0 million, respectively, cash collections during the nine months ended September 30, 2009 related to notes and other receivables received from the sale of investments in prior periods. Also includes collections from the sale or repayment of senior loans totaling $77.6 million, $225.4 million, $285.3 million, $393.4 million and $322.7 million, respectively, for the nine months ended September 30, 2009 and 2008 and for the years ended December 31, 2008, 2007 and 2006.

(4)
Includes $38.7 million funded under pre-existing commitments under revolving lines of credit during the nine months ended September 30, 2009. During the nine months ended September 30, 2009, a total of $38.4 million was repaid under these arrangements, which is included in principal collections related to investment repayments or sales.

        Allied Capital's private finance portfolio primarily is composed of debt and equity investments. Debt investments include senior loans, unitranche debt (an instrument that combines both senior and subordinated financing, generally in a first lien position) or subordinated debt (with or without equity features). The junior debt that Allied Capital has in the portfolio is lower in repayment priority than senior debt and is also known as mezzanine debt. Allied Capital's portfolio contains equity investments generally for a minority equity stake in portfolio companies and includes equity features such as nominal cost warrants received in conjunction with Allied Capital's debt investments. In a buyout transaction, Allied Capital generally invests in senior and/or subordinated debt and equity (preferred and/or voting or non-voting common) where its equity ownership represents a significant portion of the equity, but may or may not represent a controlling interest.

        Investment Activity.    Investments funded and the weighted average yield on interest-bearing investments funded for the nine months ended September 30, 2009 and 2008, and for the years ended December 31, 2008, 2007 and 2006, consisted of the following:

	For the Nine Months Ended September 30, 2009
	Debt Investments		Buyout Investments		Total
($ in millions)	Amount	Weighted Average Yield(1)	Amount	Weighted Average Yield(1)	Amount	Weighted Average Yield(1)
Loans and debt securities:
Senior loans	$33.9	6.3%	$14.3	2.8%	$48.2	5.2%
Unitranche debt	1.0	9.5%	—		1.0	9.5%
Subordinated debt	3.0	15.0%	3.3	18.0%	6.3	16.5%

Total loans and debt securities	37.9	7.0%	17.6	5.6%	55.5	6.6%
Subordinated certificates in SL Fund(2)	47.4	8.4%	—		47.4	8.4%
Equity	7.1		5.5		12.6

Total	$92.4		$23.1		$115.5

	For the Nine Months Ended September 30, 2008
	Debt Investments			Buyout Investments		Total
($ in millions)	Amount		Weighted Average Yield(1)	Amount	Weighted Average Yield(1)	Amount	Weighted Average Yield(1)
Loans and debt securities:
Senior loans	$155.0		7.3%	$12.6	6.0%	$167.6	7.2%
Senior secured loan to Ciena(8) Capital LLC	—		—	319.0	0.0%	319.0	0.0%
Unitranche debt(3)	15.3		10.5%	0.5	6.6%	15.8	10.4%
Subordinated debt	243.4	(4)	12.6%	50.5	15.2%	293.9	13.0%

Total loans and debt securities	413.7		10.5%	382.6	2.2%	796.3	6.5%
Preferred shares/income notes of CLOs(6)	35.6		18.6%	—		35.6	18.6%
Subordinated certificates in SL Fund(2)	113.6		10.8%	—		113.6	10.8	%(9)
Equity	37.7			37.5		75.2

Total	$600.6			$420.1		$1,020.7

	2008 Investments Funded
	Debt Investments			Buyout Investments			Total
($ in millions)	Amount		Weighted Average Yield(1)	Amount	Weighted Average Yield(1)		Amount	Weighted Average Yield(1)
Loans and debt securities:
Senior loans	$175.9		7.4%	$13.9	5.4%		$189.8	7.2%
Senior secured loan to Ciena Capital LLC	—			319.0	0.0	%(6)	319.0	0.0	%(8)
Unitranche debt(3)	15.3		10.5%	0.5	6.6%		15.8	10.4%
Subordinated debt	246.4	(4)	12.6%	54.8	15.4%		301.2	13.1%

Total loans and debt securities	437.6		10.4%	388.2	2.4%		825.8	6.6	%(9)
Preferred shares/income notes of CLOs(6)	35.6		18.6%	—			35.6	18.6%
Subordinated certificates in SL Fund(2)	124.7		10.9%	—			124.7	10.9%
Equity	40.5			41.5			82.0

Total	$638.4			$429.7			$1,068.1

	2007 Investments Funded
	Debt Investments			Buyout Investments		Total
($ in millions)	Amount		Weighted Average Yield(1)	Amount	Weighted Average Yield(1)	Amount	Weighted Average Yield(1)
Loans and debt securities:
Senior loans	$249.0		9.2%	$63.1	8.8%	$312.1	9.1%
Unitranche debt(3)	109.1		10.8%	74.9	13.0%	184.0	11.7%
Subordinated debt	719.4	(4)	12.8%	197.6	12.1%	917.0	12.6%

Total loans and debt securities	1,077.5		11.7%	335.6	11.7%	1,413.1	11.7%
Preferred shares/income notes of CLOs(6)	116.2		16.4%	—		116.2	16.4%
Subordinated certificates in SL Fund(2)	0.7		12.4%	—		0.7	12.4%
Equity	152.0	(7)		146.0		298.0

Total	$1,346.4			$481.6		$1,828.0

	2006 Investments Funded
	Debt Investments		Buyout Investments		Total
($ in millions)	Amount	Weighted Average Yield(1)	Amount	Weighted Average Yield(1)	Amount	Weighted Average Yield(1)
Loans and debt securities:
Senior loans	$245.4	9.4%	$239.8	8.9%	$485.2	9.2%
Unitranche debt(3)	471.7	10.7%	146.5	12.9%	618.2	11.3%
Subordinated debt(5)	510.7	13.0%	423.8	14.4%	934.5	13.6%

Total loans and debt securities	1,227.8	11.4%	810.1	12.5%	2,037.9	11.9%
Preferred shares/income notes of CLOs(6)	26.1	14.8%	—		26.1	14.8%
Equity	65.3		294.1		359.4

Total	$1,319.2		$1,104.2		$2,423.4

(1)
The weighted average yield on interest-bearing investments is computed as the (a) annual stated interest on accruing interest-bearing investments, divided by (b) total interest-bearing investments funded. The weighted average yield on the preferred shares/income notes of CLOs is calculated as the (a) effective interest yield on the preferred shares/income notes of CLOs, divided by (b) preferred shares/income notes of CLOs funded. The weighted average yield on the subordinated certificates in the SL Fund is computed as the (a) effective interest yield on the subordinated certificates, divided by (b) total investment at value. The weighted average yield is calculated using yields as of the date an investment is funded.

(2)
In June 2009, the Unitranche Fund LLC was renamed the Senior Secured Loan Fund LLC. On October 30, 2009, Allied Capital sold its investment, including its outstanding commitments and the provision of management services, in the SL Fund to Ares Capital.

(3)
Unitranche debt is an investment that combines both senior and subordinated financing, generally in a first lien position. The yield on a unitranche investment reflects the blended yield of senior and subordinated debt.

(4)
Subordinated debt investments for the nine months ended September 30, 2008, and for the years ended December 31, 2008 and 2007, included $43.8 million, $43.8 million and $45.3 million, respectively, in investments in the bonds of CLOs. Certain of these CLOs are managed by Callidus Capital Corporation, or "Callidus," a wholly owned portfolio company of Allied Capital. These CLOs primarily invest in senior corporate loans.

(5)
Debt investments funded for the year ended December 31, 2006 included a $150 million subordinated debt investment in Advantage Sales & Marketing, Inc., or "Advantage," received in conjunction with its sale and a $30 million subordinated debt investment in STS Operating, Inc. received in conjunction with its sale.

(6)
CLO equity investments included preferred shares/income notes of CLOs that primarily invest in senior corporate loans. Certain of these CLOs are managed by Allied Capital or by Callidus.

(7)
Equity investments for the year ended December 31, 2007 included $31.8 million invested in the Allied Capital Senior Debt Fund, L.P. See "—Managed Funds" below.

(8)
The senior secured loan to Ciena was acquired on September 30, 2008 and was placed on non-accrual status on the purchase date.

(9)
Excluding the senior secured loan to Ciena, the weighted average yield on new investments for the year ended December 31, 2008, was 10.8%.

        For the nine months ended September 30, 2009, Allied Capital made private finance investments totaling $115.5 million. Investments arose primarily from fundings under pre-existing investment commitments, including fundings under revolving line of credit instruments and $47.4 million to fund investments made by the SL Fund. For the year ended December 31, 2008, Allied Capital made private finance investments totaling $1.1 billion, including $319.0 million related to its investment in Ciena. Historically, Allied Capital's focus for investments generally has been on higher return junior debt capital investments. Senior loans funded by Allied Capital generally were funded with the intent to sell the loan or for the portfolio company to refinance the loan at some point in the future as discussed below. Allied Capital has made fewer direct unitranche debt investments since the establishment of the SL Fund (formerly, the Unitranche Fund LLC) in the fourth quarter of 2007. Unitranche loans sourced by Allied Capital in these periods generally were referred to the SL Fund. Since its inception, Allied Capital has invested $172.8 million in the SL Fund. See "—Managed Funds" below.

        Allied Capital generally funds new investments using cash. In addition, Allied Capital may acquire securities in exchange for its common equity. Also, Allied Capital may acquire new securities through the reinvestment of previously accrued interest and dividends in debt or equity securities or the current reinvestment of interest and dividend income through the receipt of a debt or equity security (payment-in-kind income). From time to time Allied Capital may opt to reinvest accrued interest receivable in a new debt or equity security in lieu of receiving such interest in cash.

        Allied Capital may underwrite or arrange senior loans related to its portfolio investments or for other companies that are not in its portfolio. When Allied Capital underwrites or arranges senior loans, it may earn a fee for such activities. Senior loans underwritten or arranged by Allied Capital may be funded by Allied Capital at closing. When these senior loans are closed, Allied Capital may fund all or a portion of the underwritten commitment pending sale of the loan to other investors, which may include loan sales to the Allied Capital Managed Funds or funds managed by Callidus. After completing loan sales, Allied Capital may retain a position in these senior loans. Allied Capital generally earns a fee on the senior loans it underwrites or arranges whether or not Allied Capital funds the underwritten commitment. In addition, Allied Capital may fund most or all of the debt and equity capital upon the closing of certain buyout transactions, which may include investments in lower-yielding senior debt. Subsequent to the closing, the portfolio company may refinance all or a portion of the lower-yielding senior debt, which would reduce Allied Capital's investment.

        Allied Capital has focused its efforts on selling assets in its portfolio to generate capital. Principal collections related to private finance investment repayments or sales were $644.2 million for the nine months ended September 30, 2009, including $171.0 million of cash collections related to notes and other receivables received from the sale of investments in portfolio companies in prior periods. Principal collections related to private finance investment repayments or sales were $1.0 billion for the year ended December 31, 2008, which included $216.3 million sold to Allied Capital Managed Funds. Principal collections include repayments of senior debt funded by Allied Capital that was subsequently sold by Allied Capital or refinanced or repaid by the portfolio companies. Allied Capital plans to continue to sell assets and re-balance its portfolio with an emphasis on current income. However, there can be no assurance that Allied Capital will be able to achieve these objectives.

        Outstanding Investment Commitments.    At September 30, 2009, Allied Capital had outstanding private finance investment commitments as follows:

($ in millions)	Companies More Than 25% Owned(1)	Companies 5% to 25% Owned	Companies Less Than 5% Owned	Total
Senior loans	$15.4	$7.4	$63.0	$85.8
Unitranche debt	3.0	—	11.6	14.6
Subordinated debt	16.5	4.3	—	20.8

Total loans and debt securities	34.9	11.7	74.6	121.2	(2)
SL Fund	352.2	—	—	352.2
Equity securities	14.2	7.0	20.9	42.1	(3)

Total	$401.3	$18.7	$95.5	$515.5

(1)
Includes a $4.0 million revolving line of credit commitment for working capital to Callidus, a wholly owned portfolio company of Allied Capital, which owns 100% of Callidus Capital Management, an asset management company that structures and manages CLOs, CDOs and other related investments.

(2)
Includes $91.8 million in the form of revolving debt facilities to 22 companies.

(3)
Includes $26.7 million in commitments to seven private equity and venture capital funds. These fund commitments are generally drawn over a multi-year period of time as the funds make investments.

        Total commitments were $515.5 million at September 30, 2009, or $163.3 million excluding the $352.2 million in commitments to the SL Fund. See "—Managed Funds." On October 30, 2009, Allied Capital sold its investment, including its outstanding commitments and the provision for management services, in the SL Fund to Ares Capital.

        In addition to these outstanding investment commitments at September 30, 2009, Allied Capital also had outstanding guarantees to private finance portfolio companies. See "—Financial Condition, Liquidity and Capital Resources" below. Allied Capital intends to fund these commitments with existing cash and through cash flows from operations before new investments, although there can be no assurance that Allied Capital will generate sufficient cash flows to satisfy these commitments.

        Net Unrealized Depreciation on Private Finance Portfolio.    At September 30, 2009, Allied Capital's private finance portfolio totaled $4.2 billion at cost and $2.4 billion at value, which included net unrealized depreciation of $1.8 billion. $1.0 billion or 59.7% of the total net unrealized depreciation of $1.8 billion was related to Allied Capital's investments in four portfolio companies and its investment in CLO bonds and preferred shares/income notes and CDO bonds, or "CLO/CDO Assets," as follows: $445.3 million or 25.4% related to Allied Capital's investment in Ciena; $217.2 million or 12.4% related to investments in CLO/CDO Assets; $186.8 million or 10.7% related to Allied Capital's investment in EarthColor, Inc.; $106.8 million or 6.1% related to Allied Capital's investment in WMA Equity Corporation and affiliates; and $89.7 million or 5.1% related to Allied Capital's investment in Hot Stuff Foods, LLC.

        Investments in Collateralized Loan Obligations and Collateralized Debt Obligations (CLO/CDO Assets).    At September 30, 2009 and December 31, 2008 and 2007, Allied Capital had investments in CLO issuances and a CDO bond which totaled as follows:

	September 30,			December 31,
	2009			2008			2007
($ in millions)	Cost	Value	Yield(1)	Cost	Value	Yield(1)	Cost	Value	Yield(1)
CLO/CDO bonds(2)	$130.0	$73.3	12.7%	$127.7	$86.1	18.5%	$90.7	$89.9	13.3%
Preferred shares/income notes of CLOs	245.0	84.4	12.1%	248.2	179.2	16.4%	218.3	203.0	14.6%

Total	$375.0	$157.7		$375.9	$265.3		$309.0	$292.9

Percentage of total assets		5.6%			7.1%			5.6%

(1)
The weighted average yield is calculated as the (a) annual stated interest or the effective interest yield on the accruing bonds or the effective interest yield on the preferred shares/income notes, divided by (b) CLO/CDO assets at value. The market yield used in the valuation of the CLO/CDO assets may be different than the interest yields shown above. See discussion below.

(2)
Included in private finance subordinated debt.

        The CLO and CDO issuances in which Allied Capital has invested are primarily invested in senior corporate loans. Certain of these funds are managed by Callidus and certain of these funds are managed by Allied Capital. See also Note 3, "Portfolio" from Allied Capital's notes to its consolidated financial statements for the year ending December 31, 2008.

        The initial yields on the cost basis of the CLO preferred shares and income notes are based on the estimated future cash flows expected to be paid to these CLO classes from the underlying collateral assets. As each CLO preferred share or income note ages, the estimated future cash flows are updated based on the estimated performance of the underlying collateral assets and the respective yield on the cost basis is adjusted as necessary. As future cash flows are subject to uncertainties and contingencies that are difficult to predict and are subject to future events that may alter current assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.

        The CLO/CDO Assets in which Allied Capital has invested are junior in priority for payment of interest and principal to the more senior notes issued by the CLOs and CDO. Cash flow from the underlying collateral assets in the CLOs and CDO generally is allocated first to the senior bonds in order of priority, then any remaining cash flow is generally distributed to the preferred shareholders and income note holders. To the extent there are ratings downgrades, defaults and unrecoverable losses on the underlying collateral assets that result in reduced cash flows, the preferred shares/income notes will bear this loss first and then the subordinated bonds would bear any loss after the preferred shares/income notes. At both September 30, 2009 and December 31, 2008, the face value of the CLO/CDO Assets held by Allied Capital was subordinate to as much as 94% of the face value of the securities outstanding in these CLOs and CDO.

        At September 30, 2009 and December 31, 2008 and 2007, the underlying collateral assets of these CLO and CDO issuances, consisting primarily of senior corporate loans, were issued by 627 issuers, 658 issuers and 671 issuers, respectively, and had balances as follows:

		December 31,
	September 30, 2009
($ in millions)		2008	2007
Bonds	$232.3	$268.3	$288.5
Syndicated loans	4,387.2	4,477.3	4,122.7
Cash(1)	107.9	89.6	104.4

Total underlying collateral assets(2)	$4,724.4	$4,835.2	$4,515.6

(1)
Includes undrawn liability amounts.

(2)
At September 30, 2009 and at December 31, 2008 and 2007, the total face value of defaulted obligations was $139.6 million, $95.0 million and $18.4 million, respectively, or approximately 3.0%, 2.0% and 0.4%, respectively, of the total underlying collateral assets.

        Throughout 2008, market yields for CLO securities increased. As the market yields for Allied Capital's investments in CLO preferred shares/income notes increased, the fair value of certain of Allied Capital's investments in these assets decreased. At September 30, 2009, the market yield used to value Allied Capital's preferred shares/income notes ranged from 27.5% to 31.5%. At December 31, 2008, the market yield used to value Allied Capital's preferred shares/income notes was 27.5%, with the exception of the income notes in one CLO with a cost and value of $21.3 million where Allied Capital used a market yield of 23.1% due to the characteristics of this issuance. Ratings agencies have continued to downgrade the underlying collateral in these types of structures regardless of the payment status of the loan or debt security.

        In the current economic environment, Allied Capital expects ratings downgrades, defaults and losses to increase and Allied Capital has also considered this in its valuation analysis. Net change in unrealized appreciation or depreciation for the nine months ended September 30, 2009 and for the year ended December 31, 2008, included a net decrease of $6.1 million and $94.7 million, respectively, related to Allied Capital's investments in CLO/CDO Assets. Allied Capital received third-party valuation assistance for its investments in the CLO/CDO Assets in each quarter of 2008 and in the first three quarters of 2009. See "—Results of Operations—Valuation Methodology—Private Finance" below for further discussion of the third-party valuation assistance received by Allied Capital.

        As the debt capital markets show significant volatility, yield spreads may widen further. As a result, if the market yields for Allied Capital's investments in CLOs continue to increase or should the performance of the underlying assets in the CLOs decrease, the fair value of Allied Capital's investments may decrease further.

        Ciena Capital LLC.    Ciena has provided loans to commercial real estate owners and operators. Ciena has been a participant in the SBA 7(a) Guaranteed Loan Program and its wholly owned subsidiary is licensed by the SBA as a Small Business Lending Company. Ciena remains subject to SBA rules and regulations. Ciena is headquartered in New York, NY.

        On September 30, 2008, Ciena voluntarily filed for bankruptcy protection under Chapter 11 of Title 11 of the United States Code, or "the Bankruptcy Code" in the U.S. Bankruptcy Court for the Southern District of New York, or "the Court." Ciena continues to service and manage its assets as a "debtor-in-possession" under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Court.

        As a result of Ciena's decision to file for bankruptcy protection, Allied Capital's unconditional guaranty of the obligations outstanding under Ciena's revolving credit facility became due and, in lieu of paying under its guarantee, Allied Capital purchased the positions of the senior lenders under Ciena's revolving credit facility. As of September 30, 2009, the senior secured loan to Ciena had a cost basis of $319.0 million and a value of $102.2 million. Allied Capital continues to guarantee the remaining principal balance of $5 million, plus related interest, fees and expenses payable to a third party bank. In connection with its continuing guaranty of the amounts held by this bank, Allied Capital has agreed that the amounts owing to the bank under the Ciena revolving credit facility will be paid before any of the secured obligations of Ciena now owed to Allied Capital.

        At September 30, 2009 and at December 31, 2008 and 2007, Allied Capital's investment in Ciena was as follows:

			December 31,
	September 30, 2009
			2008		2007
($ in millions)	Cost	Value	Cost	Value	Cost	Value
Senior Loan	$319.0	$102.2	$319.0	$104.9	$—	$—
Class A Equity Interests	—	—	—	—	99.0	68.6
Class B Equity Interests(1)	119.5	—	119.5	—	119.5	—
Class C Equity Interests(1)	109.1	—	109.3	—	109.3	—

Total(2)	$547.6	$102.2	$547.8	$104.9	$327.8	$68.6

(1)
At September 30, 2009 and at December 31, 2008 and 2007, Allied Capital held 100% of the Class B equity interests and 94.9% of the Class C equity interests.

(2)
In addition to its investment in Ciena included in the portfolio, Allied Capital has amounts receivable from or related to Ciena that are included in other assets in Allied Capital's consolidated financial statements. See below.

        During the nine months ended September 30, 2009, Allied Capital funded $97.4 million to support Ciena's term securitizations in lieu of draws under related standby letters of credit, including the funding of $46.0 million during the third quarter of 2009. This was required primarily as a result of the issuer of the letters of credit not extending maturing standby letters of credit that were issued under Allied Capital's former revolving line of credit. The amounts funded were recorded as other assets in Allied Capital's consolidated balance sheet as of September 30, 2009. At September 30, 2009 and December 31, 2008 and 2007, other assets included amounts receivable from or related to Ciena totaling $112.7 million, $15.4 million and $5.4 million, respectively at cost, and $2.0 million, $2.1 million and $5.4 million, respectively at value.

        Net change in unrealized appreciation or depreciation included a net decrease related to Allied Capital's investment in and receivables from Ciena of $99.8 million for the nine months ended September 30, 2009. Net change in unrealized appreciation or depreciation included a net decrease in Allied Capital's investment in and receivables from Ciena of $220.5 million for the nine months ended September 30, 2008. At December 31, 2008 and 2007, other assets included amounts receivable from or related to Ciena totaling $15.4 million and $5.4 million at cost and $2.1 million and $5.4 million at value, respectively. During the fourth quarter of 2008, Allied Capital sold its Class A Equity Interests in Ciena for nominal consideration to affiliates of AllBridge Financial, LLC and realized a loss of $98.9 million. Net change in unrealized appreciation or depreciation for the year ended December 31, 2008, included a decrease in Allied Capital's investment in Ciena totaling $296.0 million and the reversal of unrealized depreciation of $99.0 million associated with the realized loss on the sale of the Class A equity interests. Net change in unrealized appreciation or depreciation included a net decrease in Allied Capital's investment in Ciena of $174.5 million and $142.3 million for the years ended December 31, 2007 and 2006, respectively. See "—Valuation of Ciena Capital LLC" below.

        At September 30, 2009, Allied Capital had no outstanding standby letters of credit issued under its former revolving line of credit. Allied Capital has considered the letters of credit and the funding thereof in the valuation of Ciena at September 30, 2009 and December 31, 2008.

        Allied Capital's investment in Ciena was on non-accrual status, therefore Allied Capital did not earn any interest and related portfolio income from its investment in Ciena for each of the nine months ended September 30, 2009 and 2008.

        At September 30, 2009, Ciena had one non-recourse securitization SBA loan warehouse facility, which has reached its maturity date but remains outstanding. Ciena is working with the providers of the SBA loan warehouse facility with regard to the repayment of that facility. Allied Capital issued a performance guaranty whereby it agreed to indemnify the warehouse providers for any damages, losses, liabilities and related costs and expenses that they may incur as a result of Ciena's failure to perform any of its obligations as loan originator, loan seller or loan servicer under the warehouse securitizations.

        The OIG and the U.S. Secret Service are conducting ongoing investigations of allegedly fraudulently obtained SBA guaranteed loans issued by Ciena. Ciena also is subject to other SBA and OIG audits, investigations and reviews. In addition, the Office of the Inspector General of the U.S. Department of Agriculture is conducting an investigation of Ciena's lending practices under the Business and Industry Loan program. The OIG and the U.S. Department of Justice are also conducting a civil investigation of Ciena's lending practices in various jurisdictions. Allied Capital is unable to predict the outcome of these inquiries and it is possible that third parties could try to seek to impose liability against Allied Capital in connection with certain defaulted loans in Ciena's portfolio. These investigations, audits and reviews are ongoing.

        These investigations, audits, reviews and litigation have had and may continue to have a material adverse impact on Ciena and, as a result, could continue to negatively affect Allied Capital's financial results. Allied Capital has considered Ciena's voluntary filing for bankruptcy protection, the letters of credit and the funding thereof, current regulatory issues, ongoing investigations and litigation in performing the valuation of Ciena at September 30, 2009 and December 31, 2008.

  Commercial Real Estate Finance

        The commercial real estate finance portfolio at value, investment activity and the yield on interest-bearing investments, at and for the nine months ended September 30, 2009 and at and for the years ended December 31, 2008, 2007 and 2006, were as follows:

			At and for the Years Ended December 31,
	At and for the Nine Months Ended September 30, 2009
			2008		2007		2006
($ in millions)	Value	Yield(1)	Value	Yield(1)	Value	Yield(1)	Value	Yield(1)
Portfolio at value:
Commercial mortgage loans	$50.5	6.9%	$53.5	7.4%	$65.4	6.8%	$71.9	7.5%
Real estate owned	6.2		20.8		21.3		19.6
Equity interests	11.8		19.6		34.5		26.7

Total portfolio	$68.5		$93.9		$121.2		$118.2

Investments funded	$2.6		$10.1		$18.0		$14.4
Payment-in-kind interest, net of cash collections	$—		$0.2		$(0.7)		$0.7
Principal collections related to investment repayments or sales	$6.0		$16.8		$23.4		$39.9

(1)
The weighted average yield on the interest-bearing investments is computed as the (a) annual stated interest on accruing loans plus the annual amortization of loan origination fees, original issue discount and market discount on accruing interest-bearing investments less the annual amortization of origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date. Interest-bearing investments for the commercial real estate finance portfolio include all investments except for real estate owned and equity interests.

        At September 30, 2009, Allied Capital had outstanding funding commitments related to the commercial real estate portfolio of $28.4 million.

  Managed Funds

        In addition to managing its own assets, Allied Capital manages certain funds that also invest in the debt and equity securities of primarily private middle-market companies in a variety of industries and broadly syndicated senior secured loans. In some cases, Allied Capital has invested in the equity of these funds, along with other third parties, from which Allied Capital may earn a current return and/or a future incentive allocation. At September 30, 2009, Allied Capital had eight separate funds under its management for which Allied Capital may earn management or other fees for its services. On October 30, 2009, Allied Capital sold its investment, including its outstanding commitments and the provision of management services, in the SL Fund to Ares Capital, and Allied Capital may sell additional Allied Capital Managed Funds.

        In the first quarter of 2009, Allied Capital completed the acquisition of the management contracts of three middle-market senior debt CLOs, the Emporia Funds, and certain other related assets for approximately $11 million (subject to post-closing adjustments). The acquired assets are included in other assets in Allied Capital's consolidated balance sheet as of September 30, 2009 and will be amortized over the life of the contracts.

        The assets of the Allied Capital Managed Funds at September 30, 2009 and December 31, 2008, and Allied Capital's management fees as of September 30, 2009, were as follows:

	Assets of Allied Capital Managed Funds
($ in millions) Name of Fund	September 30, 2009	December 31, 2008	Management Fee(2)
SL Fund(3)	$921.2	$789.8	0.375%
Allied Capital Senior Debt Fund, L.P.	351.4	412.9	1.625	%(1)(2)
Knightsbridge CLO 2007-1 Ltd.	500.7	500.6	0.600%
Knightsbridge CLO 2008-1 Ltd.	304.6	304.8	0.600%
Emporia Preferred Funding I, Ltd.	419.8	—	0.625	%(1)
Emporia Preferred Funding II, Ltd.	355.7	—	0.650	%(1)
Emporia Preferred Funding III, Ltd.	406.1	—	0.650	%(1)
AGILE Fund I, LLC	83.5	99.3	—	(1)

Total Assets	$3,343.0	$2,107.4

(1)
In addition to the management fees, Allied Capital is entitled to an incentive allocation subject to certain performance benchmarks. There can be no assurance that the incentive allocation will be earned.

(2)
Management fees are stated as a percent of assets except for the Senior Debt Fund which is stated as a percent of equity capital. The management fee paid by the Senior Debt Fund was 2.000% at December 31, 2008 and was reduced to 1.625% effective January 1, 2009 for the 2009 calendar year.

(3)
In June 2009, the Unitranche Fund LLC was renamed the Senior Secured Loan Fund LLC. On October 30, 2009, Allied Capital sold its investment, including its commitments and the provision of management services, in the SL Fund to Ares Capital.

        A portion of the management fees earned by Allied Capital may be deferred under certain circumstances. Collection of the fees earned is dependent in part on the performance of the relevant fund. Allied Capital may pay a portion of management fees it receives to Callidus for services provided to the Senior Debt Fund, the Knightsbridge Funds and the Emporia Funds.

        Allied Capital's responsibilities to the Allied Capital Managed Funds may include investment execution, underwriting and portfolio monitoring services. Each of the Allied Capital Managed Funds may separately invest in the debt or equity of companies in Allied Capital's portfolio and these investments may be senior, pari passu or junior to the debt and equity investments held by Allied Capital. Allied Capital may or may not participate in investments made by the Allied Capital Managed Funds.

        During the nine months ended September 30, 2009, Allied Capital sold assets to certain of the Allied Capital Managed Funds for which it received proceeds of $9.7 million and Allied Capital recognized a net realized gain of $6.3 million. During the nine months ended September 30, 2008, Allied Capital sold assets to certain of the Allied Capital Managed Funds, for which it received proceeds of $352.7 million, and Allied Capital recognized realized gains of $2.8 million.

        In addition to managing these funds, Allied Capital holds certain investments in the Allied Capital Managed Funds as follows:

		September 30, 2009		December 31, 2008
($ in millions) Name of Fund	Investment Description	Cost	Value	Cost	Value
SL Fund(1)	Subordinated Certificates and Equity Interests	$165.2	$165.0	$125.4	$125.4
Allied Capital Senior Debt Fund, L.P.	Equity interests	31.8	33.0	31.8	31.8
Knightsbridge CLO 2007-1 Ltd.	Class E Notes and Income Notes	57.4	33.8	59.6	50.1
Knightsbridge CLO 2008-1 Ltd.	Class C Notes, Class D Notes, Class E Notes and Income Notes	53.2	49.2	52.7	52.7
AGILE Fund I, LLC	Equity Interests	0.7	0.4	0.7	0.5

Total		$308.3	$281.4	$270.2	$260.5

(1)
Allied Capital has committed up to a total of $525.0 million of subordinated certificates to the SL Fund. The SL Fund will be capitalized as investment transactions are completed. On October 30, 2009, Allied Capital sold its investment, including its outstanding commitments and the provision of management services, in the SL Fund to Ares Capital.

Portfolio Asset Quality

  Loans and Debt Securities on Non-Accrual Status

        In general, interest is not accrued on loans and debt securities if Allied Capital has doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. In addition, interest may not accrue on loans to portfolio companies that are more than 50% owned by Allied Capital depending on such company's capital requirements. To the extent interest payments are received on a loan that is not accruing interest, Allied Capital may use such payments to reduce its cost basis in the investment in lieu of recognizing interest income.

        At September 30, 2009 and at December 31, 2008 and 2007, loans and debt securities at value not accruing interest for the total investment portfolio were as follows:

		December 31,
	September 30, 2009
($ in millions)		2008	2007
Private finance
Companies more than 25% owned	$194.2	$176.1	$135.5
Companies 5% to 25% owned	15.3	—	25.1
Companies less than 5% owned	96.3	151.8	37.1
Commercial real estate finance	9.2	7.7	14.3

Total	$315.0	$335.6	$212.0

Percentage of total portfolio	12.5%	9.6%	4.4%

        At September 30, 2009 and December 31, 2008, private finance non-accruals included Allied Capital's senior secured debt in Ciena, which was $102.2 million or 4.1% and $104.9 million or 3.0%, respectively, of the total portfolio at value. The Ciena senior secured loan was acquired in the third quarter of 2008 and was placed on nonaccrual status upon its purchase. At December 31, 2007, private finance non-accruals included Allied Capital's Class A equity interest in Ciena, which was $68.6 million or 1.4% of total portfolio at value. See "—Private Finance—Ciena Capital LLC" above.

        During the nine months ended September 30, 2009, Allied Capital placed certain interest bearing investments in eight portfolio companies on non-accrual; however, non-accruals decreased primarily due to unrealized depreciation. The increase in loans and debt securities not accruing interest as a percentage of the total portfolio as of September 30, 2009, as compared to December 31, 2008, is primarily the result of the overall decrease in the size of the portfolio. During the third quarter of 2009, one new loan was placed on non-accrual status with a fair value of approximately $14.9 million. The remainder of the increase from June 30, 2009 to September 30, 2009 was the result of a net increase in the fair value of loans on non-accrual status.

  Loans and Debt Securities Over 90 Days Delinquent

        Loans and debt securities greater than 90 days delinquent at value at September 30, 2009 and at December 31, 2008 and 2007 were as follows:

		December 31,
	September 30, 2009
($ in millions)		2008	2007
Private finance	$124.8	$106.6	$139.9
Commercial mortgage loans	4.3	1.4	9.2

Total	$129.1	$108.0	$149.1

Percentage of total portfolio	5.1%	3.1%	3.1%

        At September 30, 2009 and December 31, 2008, private finance loans and debt securities over 90 days delinquent included Allied Capital's senior secured debt in Ciena, which was $102.2 million or 4.1% and $104.9 million or 3.0%, respectively, of the total portfolio at value. The Ciena senior secured loan was acquired in the third quarter of 2008 and was placed on nonaccrual status upon its purchase. At December 31, 2007, loans and debt securities over 90 days delinquent included Allied Capital's Class A equity interest in Ciena, which was $68.6 million or 1.4% of total portfolio at value. See "—Private Finance—Ciena Capital LLC" above.

        The increase in loans over 90 days delinquent from June 30, 2009 to September 30, 2009 was due to the addition of two new loans with a fair value of approximately $19.4 million. The remainder of the increase was the result of a net increase in the fair value of loans over 90 days delinquent.

        The amount of the portfolio that is on non-accrual status or greater than 90 days delinquent may vary from period to period primarily resulting from changes in the composition of the portfolio as a result of new investment, repayment and exit activity and changes in investment values. The private equity business is, in part, about working with troubled portfolio companies to improve their businesses and protect Allied Capital's investment. Allied Capital continues to follow its historical practice of working with portfolio companies in order to realize the potential of each investment. Loans and debt securities on non-accrual status and over 90 days delinquent should not be added together as they are two separate measures of portfolio asset quality. Loans and debt securities that are in both categories (i.e., on non-accrual status and over 90 days delinquent) totaled $129.1 million, $108.0 million and $149.1 million at September 30, 2009, and December 31, 2008 and 2007, respectively. Allied Capital's assets on non-accrual are higher than its loans over 90 days delinquent primarily due to the effect of loans with payment-in-kind interest. Loans with payment-in-kind interest experience no payment delinquency, but collection of that payment-in-kind interest in the future may be doubtful and Allied Capital may determine that the loan should be placed on non-accrual. Given the severity of this economic recession, Allied Capital would expect that non-accruals and loans over 90 days delinquent may increase in the future.

Other Assets and Other Liabilities

        Other assets primarily are composed of fixed assets, prepaid expenses, deferred financing and offering costs and accounts receivable, which includes amounts received in connection with the sale of portfolio companies, including amounts held in escrow, and other receivables from portfolio companies. At September 30, 2009 and December 31, 2008 and 2007, other assets totaled $125.7 million, $122.9 million and $157.9 million, respectively. The decrease since December 31, 2007, was primarily the result of the March 2008 distribution of the assets held in deferred compensation trusts, which totaled $21.1 million at December 31, 2007.

        Accounts payable and other liabilities primarily are composed of the liabilities related to accrued interest, bonus and taxes, including excise tax. At September 30, 2009 and December 31, 2008 and 2007, accounts payable and other liabilities totaled $45.1 million, $58.8 million and $153.3 million, respectively. The decrease in accounts payable and other liabilities since year end 2007 was in part the result of the termination of Allied Capital's deferred compensation plans in March 2008, the liability for which totaled $52.5 million at December 31, 2007. In addition, accounts payable and other liabilities at December 31, 2008 were reduced by the payment of liabilities in 2008 related to accrued 2007 bonuses of $40.1 million and excise tax of $16.0 million, offset by an increase in liabilities in 2008 related to accrued bonuses and 2009 performance awards totaling approximately $12.2 million. Accrued interest payable fluctuates from period to period depending on the amount of debt outstanding and the contractual payment dates of the interest on such debt.

Results of Operations

  Comparison of the Three and Nine Months Ended September 30, 2009 and 2008

        The following table summarizes Allied Capital's operating results for the three and nine months ended September 30, 2009 and 2008.

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(in thousands, except per share amounts)	2009	2008	Change	Percent Change	2009	2008	Change	Percent Change
	(unaudited)				(unaudited)
Interest and Related Portfolio Income
Interest and dividends	$65,630	$112,207	$(46,577)	(41.5)%	$230,017	$366,079	$(136,062)	(37.2)%
Fees and other income	6,808	8,455	(1,647)	(19.5)%	22,233	34,105	(11,872)	(34.8)%

Total interest and related portfolio income	72,438	120,662	(48,224)	(40.0)%	252,250	400,184	(147,934)	(37.0)%

Expenses
Interest	42,421	35,949	6,472	18.0%	129,023	109,974	19,049	17.3%
Employee	10,905	21,443	(10,538)	(49.1)%	32,939	57,439	(24,500)	(42.7)%
Employee stock options	392	1,477	(1,085)	(73.5)%	2,369	9,531	(7,162)	(75.1)%
Administrative	7,205	14,138	(6,933)	(49.0)%	25,509	36,100	(10,591)	(29.3)%
Impairment of long-lived asset	—	—	—	—	2,873	—	2,873	—

Total operating expenses	60,923	73,007	(12,084)	(16.6)%	192,713	213,044	(20,331)	(9.5)%

Net investment income before income taxes	11,515	47,655	(36,140)	(75.8)%	59,537	187,140	(127,603)	(68.2)%
Income tax expense (benefit), including excise tax	1,930	2,060	(130)	(6.3)%	4,205	8,141	(3,936)	(48.3)%

Net investment income	9,585	45,595	(36,010)	(79.0)%	55,332	178,999	(123,667)	(69.1)%

Net Realized and Unrealized Gains (Losses)
Net realized gains (losses)	(5,090)	62,042	(67,132)	*	(158,255)	47,330	(205,585)	*
Net change in unrealized appreciation or depreciation	(27,681)	(425,899)	398,218	*	(380,528)	(687,506)	306,978	*

Total net gains (losses)	(32,771)	(363,857)	331,086	*	(538,783)	(640,176)	101,393	*

Gain on repurchase of debt	—	—	—	*	83,532	—	83,532	*
Loss on extinguishment of debt	(117,497)		(117,497)	*	(117,497)	—	(117,497)	*

Net income (loss)	$(140,683)	$(318,262)	$177,579	55.8%	$(517,416)	$(461,177)	$(56,239)	12.2%

Diluted earnings (loss) per common share	$(0.79)	$(1.78)	$1.00	55.9%	$(2.89)	$(2.70)	$(0.19)	(7.3)%

Weighted average common shares outstanding—diluted	179,054	178,692	362	0.2%	178,815	171,084	7,731	4.5%

*
Comparisons may not be meaningful. Net change in unrealized appreciation or depreciation and net gains (losses) can fluctuate significantly from period to period.

        Interest and Related Portfolio Income.    Interest and related portfolio income includes interest and dividend income and fees and other income.

  Interest and Dividends.

        Interest and dividend income for the three and nine months ended September 30, 2009 and 2008, was composed of the following:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
($ in millions)	2009	2008	2009	2008
Interest
Private finance loans and debt securities	$55.9	$95.8	$193.8	$311.0
Preferred shares/income notes of CLOs	2.3	9.4	11.7	24.8
Subordinated certificates in SL Fund	5.9	2.9	11.8	4.5
Commercial mortgage loans	0.9	0.9	2.7	3.1
Cash, U.S. Treasury bills, money market and other securities	0.0	1.2	0.5	3.6

Total interest	65.0	110.2	220.5	347.0
Dividends	0.6	2.0	9.5	19.1

Total interest and dividends	$65.6	$112.2	$230.0	$366.1

        The level of interest income, which includes interest paid in cash and in kind, is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The interest-bearing investments in the portfolio at value and the yield on the interest-bearing investments in the portfolio at September 30, 2009 and 2008, were as follows:

	2009		2008
($ in millions)	Value	Yield(1)	Value	Yield(1)
Private finance:
Loans and debt securities:
Senior loans	$289.4	4.8%	$434.9	4.2%
Unitranche debt	374.7	12.2%	579.3	12.0%
Subordinated debt	1,182.9	13.4%	2,062.6	13.1%
Equity securities:
Preferred shares/income notes of CLOs	84.4	12.1%	218.3	17.1%
Subordinated certificates in SL Fund	165.0	14.0%	114.3	10.3%
Commercial real estate:
Commercial mortgage loans	50.5	6.9%	51.4	7.4%

Total interest-bearing investments	$2,146.9	11.9%	$3,460.8	11.9%

(1)
The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield on the preferred shares/income notes of CLOs is calculated as the (a) effective interest yield on the preferred shares/income notes of CLOs, divided by (b) preferred shares/income notes of CLOs at value. The weighted average yield on the subordinated certificates in the SL Fund is computed as the (a) effective interest yield on the subordinated certificates, divided by (b) total investment at value. This yield excludes any return from the potential future excess cash flows from portfolio earnings available to the subordinated certificate holders and from related structuring fees and management and sourcing fees. See "—Fees and Other Income" below. The weighted average yields are computed as of the balance sheet date.

        Interest income has decreased over the 2008 periods primarily as a result of decreases in the aggregate size of the interest-bearing portfolio due to disposition of certain investments as Allied Capital has been selectively selling assets from its portfolio in order to generate capital to repay its indebtedness and de-lever its balance sheet. The amount of subordinated debt in Allied Capital's portfolio, which carries a higher yield than other categories of loans and debt securities, has decreased from $2.1 billion at September 30, 2008 to $1.2 billion at September 30, 2009. Interest income also decreased by approximately $11.4 million due to additional investments being placed on non-accrual status during the nine months ended September 30, 2009. The weighted average yield varies from period to period based on the current stated interest on interest-bearing investments, the yield on interest-bearing investments funded, the yield on amounts repaid, the amount of interest-bearing investments for which interest is not accruing, changes in the value of interest-bearing investments and the mix of interest-bearing investments in the portfolio. Because Allied Capital recently has exited, and in the future intends to exit, several interest-bearing investments in order to accumulate capital for repayment of debt, Allied Capital expects that income from its interest-bearing investments will continue to decrease for the remainder of 2009.

        Dividend income results from the dividend yield on preferred equity interests, if any, or the declaration of dividends by a portfolio company on preferred or common equity interests. Dividend income for the nine months ended September 30, 2009, was $9.5 million as compared to $19.1 million for the nine months ended September 30, 2008. Dividend income for the nine months ended September 30, 2008 included a $7.1 million dividend received in connection with the recapitalization of Norwesco, Inc., and $5.4 million of dividends received in connection with the sale of certain portfolio assets to AGILE Fund I, LLC. Dividend income will vary from period to period depending upon the timing and amount of dividends that are declared or paid by a portfolio company on preferred or common equity interests.

  Fees and Other Income

        Fees and other income primarily include fees related to financial structuring, diligence, transaction services, management and consulting services to portfolio companies, commitments, guarantees and other services and loan prepayment premiums. As a BDC, Allied Capital is required to make significant managerial assistance available to the companies in its investment portfolio. Managerial assistance includes, but is not limited to, management and consulting services related to corporate finance, marketing, human resources, personnel and board member recruiting, business operations, corporate governance, risk management and other general business matters.

        Fees and other income for the three and nine months ended September 30, 2009 and 2008 included fees relating to the following:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
($ in millions)	2009	2008	2009	2008
Fund management fees(1)	$4.4	$1.8	$11.5	$4.0
Management, consulting and other services provided to portfolio companies	1.8	2.9	5.9	8.9
Structuring and diligence	0.0	2.3	1.5	15.8
Commitment, guaranty and other fees from portfolio companies	0.6	1.1	2.4	4.7
Loan prepayment premiums	—	0.3	0.9	0.6
Other income	—	0.1	—	0.1

Total fees and other income	$6.8	$8.5	$22.2	$34.1

(1)
See "—Portfolio and Investment Activity—Managed Funds" above.

        Fees and other income generally are related to specific transactions or services and therefore may vary substantially from period to period depending on the level of investment activity and types of services provided and the level of assets in Allied Capital Managed Funds for which Allied Capital earns management or other fees.

        The increase in fund management fees for the three and nine months ended September 30, 2009 as compared to the three and nine months ended September 30, 2008 was due to an increase in assets under management related to the Allied Capital Managed Funds. The amount of fund management fees is directly based on the amount of assets under management.

        On October 30, 2009, Allied Capital sold its interests, including its outstanding commitments and the provision of management services, in the SL Fund to Ares Capital. For the three and nine months ended September 30, 2009, fee income related to the SL Fund was approximately $1.2 million and $4.5 million, respectively.

        Despite the increase in assets under management for the three and nine months ended September 30, 2009, fees and other income were lower for the three and nine months ended September 30, 2009 than for the three and nine months ended September 30, 2008 due to the significant decrease in Allied Capital's investment activity.

        Loan origination fees that represent yield enhancement on a loan are capitalized and amortized into interest income over the life of the loan.

        Structuring and diligence fees included fees earned by Allied Capital in connection with investments made by the SL Fund of $0.0 million and $2.1 million for the three months ended September 30, 2009 and 2008, respectively, and $1.4 million and $9.3 million, for the nine months ended September 30, 2009 and 2008, respectively. See "—Managed Funds" above. The remainder of the structuring and diligence fees for 2008 primarily related to the higher level of new investment execution activities in 2008. Because Allied Capital expects new investment activity to continue to be at a low level, Allied Capital expects structuring and diligence fees to be lower for 2009 than for 2008.

        Operating Expenses.    Operating expenses include interest, employee, employee stock options, administrative expenses and the impairment of a long-lived asset.

  Interest Expense

        The fluctuations in interest expense during the three and nine months ended September 30, 2009 and 2008 primarily were attributable to increases in Allied Capital's weighted average cost of debt capital as well as changes in the level of Allied Capital's borrowings under various notes payable and its former revolving line of credit. Allied Capital's contractual borrowing activity and weighted average cost of debt, including fees and debt financing costs, at and for the three and nine months ended September 30, 2009 and 2008, were as follows:

	At and for the Three Months Ended September 30,		At and for the Nine Months Ended September 30,
($ in millions)	2009	2008	2009	2008
Total outstanding debt at par	$1,636.5	$2,131.0	$1,636.5	$2,131.0
Average outstanding debt	$1,711.8	$1,967.2	$1,839.0	$2,072.8
Weighted average cost(1)	10.7%	6.8%	10.7%	6.8%

(1)
The weighted average annual interest cost is computed as the (a) annual stated interest rate on the debt plus the annual amortization of commitment fees, other facility fees and debt financing costs that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

        On December 30, 2008, Allied Capital amended its former private notes and former revolving line of credit, which increased the stated interest rate on those obligations by 100 basis points. Subsequent to this amendment, events of default occurred on these instruments. Pursuant to the terms of the former revolving credit facility, during the continuance of an event of default, the applicable spread on outstanding borrowings and fees on any letters of credit outstanding under the former revolving credit facility increased by an additional 200 basis points. Pursuant to the private notes, during the continuance of an event of default, the rate of interest borne by the former private notes increased by an additional 200 basis points. During the three and nine months ended September 30, 2009, Allied Capital incurred additional interest expense totaling $3.2 million and $12.0 million, respectively, related to the default interest. On August 28, 2009, Allied Capital completed the restructuring of its private notes and bank facility. The restructuring significantly increases Allied Capital's cost of capital. See "—Financial Condition, Liquidity and Capital Resources" below.

        In addition, interest expense included interest paid to the IRS related to installment sale gains totaling $1.5 million and $2.0 million for the three months ended September 30, 2009 and 2008, respectively, and $4.9 million and $5.8 million for the nine months ended September 30, 2009 and 2008, respectively. Installment interest expense for the year ended December 31, 2009, is estimated to be approximately $7.8 million. See "—Dividends and Distributions" below.

  Employee Expense

        Employee expenses for the three and nine months ended September 30, 2009 and 2008 were as follows:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
($ in millions)	2009	2008	2009	2008
Salaries and employee benefits(1)	$10.9	$17.0	$32.9	$48.1
Individual performance award (IPA)	—	2.0	—	6.6
IPA mark to market expense (benefit)	—	—	—	(4.1)
Individual performance bonus (IPB)	—	2.4	—	6.8

Total employee expense(2)	$10.9	$21.4	$32.9	$57.4

Number of employees at end of period	112	155	112	155

(1)
Includes bonuses and performance awards.

(2)
Excludes employee stock options expense. See below.

        During the second half of 2008, Allied Capital consolidated its investment execution activities to its Washington, D.C. headquarters and its office in New York in an effort to improve its operating efficiencies and reduced Allied Capital's headcount by approximately 50 employees. Allied Capital's employee expense for the first three quarters of 2009 reflects this reduction in headcount. During the third quarter of 2009, Allied Capital further reduced headcount by approximately 22 employees. In connection with this reduction in headcount, Allied Capital incurred approximately $1.6 million of severance expense in the third quarter of 2009.

        The quarterly accrual for employee bonuses is based upon an estimate of annual bonuses and is subject to change. The amount of the current year bonuses will be finalized by Allied Capital's compensation committee and the board of directors at the end of the year. Employee bonuses generally are paid after the completion of the fiscal year.

        The individual performance awards, or "IPA," and individual performance bonus, or "IPB," were part of an incentive compensation program for certain officers and generally were determined annually at the beginning of each year but could be adjusted throughout the year. In 2008, the IPA was paid in cash in two equal installments during the year. Through December 31, 2007, the IPA amounts were contributed into a trust and invested in Allied Capital common stock. The IPB was distributed in cash to award recipients throughout the year (beginning in February of each respective year) as long as the recipient remained employed by Allied Capital. Allied Capital has not established an IPA or IPB for 2009.

        The trusts for the IPA payments were consolidated with Allied Capital's accounts. The common stock was classified as common stock held in deferred compensation trust in Allied Capital's financial statements and the deferred compensation obligation, which represented the amount owed to the employees, was included in other liabilities. Changes in the value of Allied Capital common stock held in the deferred compensation trust were not recognized. However, the liability was marked to market with a corresponding charge or credit to employee compensation expense. In December 2007, Allied Capital's board of directors made a determination that it was in Allied Capital's best interest to terminate its deferred compensation arrangements. Allied Capital's board of director's decision primarily was in response to increased complexity resulting from changes in the regulation of deferred compensation arrangements. Allied Capital's board of directors resolved that the accounts under these arrangements would be distributed to participants in full on March 18, 2008, the termination and distribution date, or as soon as was reasonably practicable thereafter, in accordance with the provisions of each of these arrangements.

        The accounts under the deferred compensation arrangements totaled $52.5 million at December 31, 2007. The balances on the termination date were distributed to participants in March 2008 subsequent to the termination date, in accordance with the transition rule for payment elections under Section 409A of the Code. Distributions from the plans were made in cash or shares of Allied Capital common stock, net of required withholding taxes. The distribution of the accounts under the deferred compensation arrangements resulted in a tax deduction for 2008, subject to the limitations set by Section 162(m) of the Code for persons subject to such section.

  Employee Stock Options Expense

        The employee stock options expense for the three and nine months ended September 30, 2009 and 2008 was as follows:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
($ in millions)	2009	2008	2009	2008
Employee Stock Option Expense:
Previously awarded, unvested options as of January 1, 2006	$—	$—	$—	$3.9
Options granted on or after January 1, 2006	0.4	1.5	2.4	5.6

Total employee stock option expense	$0.4	$1.5	$2.4	$9.5

        On March 3, 2009, the compensation committee of Allied Capital's board of directors granted 10.6 million options with an exercise price of $0.73 per share. The options vest in three equal installments on June 30, 2009, June 30, 2010 and June 30, 2011. On May 13, 2009, the compensation committee of Allied Capital's board of directors granted 0.9 million options with an exercise price of $2.63 per share. A total of 55,000 options vested immediately and the remaining options vest as follows: 166,667 on June 30, 2009, 333,333 on April 30, 2010, 180,000 on June 30, 2010 and 180,000 on June 30, 2011.

        Allied Capital estimates that the employee-related stock options expense will be approximately $3.4 million, $3.9 million and $4.0 million for the years ended December 31, 2009, 2010, and 2011, respectively. This estimate does not include any expense related to stock option grants after September 30, 2009, as the fair value of those stock options will be determined at the time of grant. This estimate may change if Allied Capital's assumptions related to future option forfeitures change.

  Administrative Expense

        Administrative expenses include legal and accounting fees, valuation assistance fees, insurance premiums, the cost of leases for Allied Capital's headquarters in Washington, D.C. and its regional offices, portfolio origination and development expenses, travel costs, stock record expenses, directors' fees and stock option expense and various other expenses.

        Administrative expenses were $7.2 million and $14.1 million, for the three months ended September 30, 2009 and 2008, respectively, and $25.5 million and $36.1 million for the nine months ended September 30, 2009 and 2008, respectively. Administrative expenses decreased primarily due to a decrease in travel costs and other professional fees.

  Impairment of Long-Lived Asset

        In its efforts to reduce overall administrative expenses, Allied Capital sold its corporate aircraft during 2009. The sales price of the aircraft was less than its carrying cost, therefore, Allied Capital recorded an impairment charge of $2.9 million during the quarter ended March 31, 2009.

        Loss on Extinguishment of Debt.    During the third quarter of 2009, Allied Capital completed a comprehensive restructuring of its private notes and bank facility and recorded a loss on the extinguishment of debt of $117.5 million. In addition to the $11 million of previously deferred unamortized debt costs associated with the private notes and bank facility, Allied Capital incurred and paid costs to the lenders of $146 million and other third party advisory and other fees of approximately $26 million in connection with the restructuring. Approximately $20 million of the restructuring costs were deferred and are being amortized into interest expense over the life of the private notes and bank facility. In addition, Allied Capital recorded approximately $45 million of original issue discount, or "OID," related to the restructuring of the private notes, which is being amortized into interest expense over the life of the private notes. The loss on extinguishment of debt is comprised of the following:

($ in millions)
Previously deferred unamortized costs	$11.3
Fees paid to noteholders/lenders	145.9
Advisory and other fees paid	26.0
Costs deferred and amortizing into interest expense	(20.3)
OID recorded and amortizing into interest expense	(45.4)
Loss on extinguishment of debt	$117.5

        Gain on Repurchase of Debt.    During the nine months ended September 30, 2009, Allied Capital purchased publicly issued notes in the market with a total par value of $134.5 million, which consisted of $80.1 million of Allied Capital's 6.625% Notes due 2011 and $54.4 million of Allied Capital's 6.000% Notes due 2012, for a total cost of $50.3 million. After recognizing the remaining unamortized original issue discount associated with the notes repurchased, Allied Capital recognized a net gain on repurchase of debt of $0.0 million and $83.5 million for the three and nine months ended September 30, 2009, respectively.

        Income Tax Expense (Benefit), Including Excise Tax.    Income tax expense (benefit) for the three and nine months ended September 30, 2009 and 2008 was as follows:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
($ in millions)	2009	2008	2009	2008
Income tax expense (benefit)	$1.9	$1.2	$4.2	$3.0
Excise tax expense(1)	—	0.9	—	5.1

Income tax expense (benefit), including excise tax	$1.9	$2.1	$4.2	$8.1

(1)
While excise tax expense is presented in Allied Capital's consolidated statement of operations as a reduction to net investment income, excise tax relates to both net investment income and net realized gains (losses).

        Allied Capital's wholly-owned subsidiary, A.C. Corporation, is a corporation subject to federal and state income taxes and records a benefit or expense for income taxes as appropriate based on its operating results in a given period. Allied Capital did not record an excise tax for the three and nine months ended September 30, 2009. See "—Dividends and Distributions" below.

        Realized Gains and Losses.    Net realized gains or losses primarily result from the sale of portfolio investments. Net realized gains (losses) for the three and nine months ended September 30, 2009 and 2008 were as follows:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
($ in millions)	2009	2008	2009	2008
Realized gains	$14.5	$97.5	$35.9	$135.2
Realized losses	(19.6)	(35.5)	(194.2)	(87.9)

Net realized gains (losses)	$(5.1)	$62.0	$(158.3)	$47.3

        When Allied Capital exits an investment and realizes a gain or loss, it makes an accounting entry to reverse any unrealized appreciation or depreciation, respectively, that Allied Capital had previously recorded to reflect the appreciated or depreciated value of the investment.

        For the three and nine months ended September 30, 2009 and 2008, Allied Capital reversed previously recorded unrealized appreciation or depreciation when gains or losses were realized or dividends were received as follows:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
($ in millions)	2009	2008	2009	2008
Reversal of previously recorded net unrealized appreciation associated with realized gains	$(8.9)	$(80.4)	$(20.8)	$(115.1)
Reversal of previously recorded net unrealized appreciation associated with dividends received	(0.4)	(1.6)	(10.8)	(15.1)
Reversal of previously recorded net unrealized depreciation associated with realized losses	18.0	34.8	151.3	80.2

Total reversal	$8.7	$(47.2)	$119.7	$(50.0)

        Realized gains for the three months ended September 30, 2009 and 2008 were as follows:

($ in millions)
2009
Portfolio Company	Amount
Private Finance:
CK Franchising, Inc.	$13.6
Other	0.9

Total private finance	14.5

Commercial Real Estate:
Other	—

Total commercial real estate	—

Total realized gains	$14.5

2008
Portfolio Company	Amount
Private Finance:
Norwesco, Inc.	$86.9
BI Incorporated	7.4
Passport Health Communications, Inc.	1.8
Other	1.3

Total private finance	97.4

Commercial Real Estate:
Other	0.1

Total commercial real estate	0.1

Total realized gains	$97.5

        Realized losses for the three months ended September 30, 2009 and 2008 were as follows:

($ in millions)
2009
Portfolio Company	Amount
Private Finance:
Worldwide Express Operations, LLC	$13.0
Baird Capital Partners IV Limited	2.0
Snow Phipps Group, L.P.	1.6
Centre Capital Investors V, L.P.	1.4
Other	1.6

Total private finance	19.6

Commercial Real Estate:
Real Estate Owned	—

Total commercial real estate	—

Total realized gains	19.6

2008
Portfolio Company	Amount
Private Finance:
Pendum, Inc.	$34.0
Other	1.5

Total realized losses	$35.5

        Realized gains for the nine months ended September 30, 2009 and 2008 were as follows:

($ in million)
2009
Portfolio Company	Amount
Private Finance:
CK Franchising, Inc.	$13.6
Advantage Sales & Marketing, Inc.	6.9
GC-Sun Holdings, LP	6.8
Other	4.4

Total private finance	31.7

Commercial Real Estate:
Real Estate Owned	4.1
Other	0.1

Total commercial real estate	4.2

Total realized gains	$35.9

2008
Portfolio Company	Amount
Private Finance:
Norwesco, Inc.	$97.6
BI Incorporated	7.4
BenefitMall, Inc.	4.9
Advantage Sales & Marketing, Inc.(1)	3.4
Mercury Air Centers, Inc.	3.3
Financial Pacific Company	3.1
Passport Health Communications, Inc.	1.8
Service Champ, Inc.	1.7
Penn Detroit Diesel Allison, LLC	1.4
Coverall North America, Inc.	1.4
Med Assets, Inc.	1.3
CR Holdings, Inc.	1
Other	6.5

Total private finance	134.8

Commercial Real Estate:
Other	0.4

Total commercial real estate	0.4

Total realized gains	$135.2

(1)
Includes an additional realized gain of $1.9 million related to the release of escrowed funds from the sale of Allied Capital's majority equity investment in 2006.

        Realized losses for the nine months ended September 30, 2009 and 2008 were as follows:

($ in millions)
2009
Portfolio Company	Amount
Private Finance:
MHF Logistical Solutions, Inc.	$70.7
Advantage Sales & Marketing, Inc.	27.3
Triax Holdings, LLC	22.7
Worldwide Express Operations, LLC	13.0
FCP-BHI Holdings, LLC	8.2
Augusta Sportswear Group, Inc.	6.2
The Hillman Companies, Inc.	5.7
Old Orchard Brands, LLC	4.5
Tank Intermediate Holding Corp.	4.2
Abraxas Corporation	3.5
Pro Mach, Inc.	2.9
Becker Underwood, Inc.	2.8
Baird Capital Partners IV Limited	2.0
Penn Detroit Diesel Allison, LLC	1.7
Snow Phipps Group, L.P.	1.6
Centre Capital Investors V, L.P.	1.4
Huddle House, Inc.	1.3
Summit Energy Services, Inc.	1.3
Other	5.3

Total private finance	186.3

Commercial Real Estate:
Real Estate Owned	7.9
Other

Total commercial real estate	7.9

Total realized losses	$194.2

2008
Portfolio Company	Amount
Private Finance:
Pendum, Inc.	$34.0
Creative Group, Inc.	15.6
Crescent Equity Corp-Longview Cable & Data LLC	8.4
Mid-Atlantic Venture Fund IV, L.P.	5.2
WMA Equity Corporation and Affiliates	4.5
Driven Brands, Inc.	1.9
Direct Capital Corporation	1.7
EarthColor, Inc.	1.7
Sweet Traditions, Inc.	1.5
Walker Investment Fund II, LLLP	1.4
Other	9.5

Total private finance	85.4

Commercial Real Estate:
Other	2.5

Total commercial real estate	2.5

Total realized losses	$87.9

        During the nine months ended September 30, 2009, Allied Capital focused its efforts on selectively selling assets from its portfolio in order to generate capital to repay indebtedness and de-lever its balance sheet. These asset sales have been completed under distressed conditions in a very difficult market and consequently Allied Capital has realized net losses upon their disposition. For the nine months ended September 30, 2009, Allied Capital sold or had repayments on portfolio investments that generated cash proceeds of $650.8 million.

        Realized gains and losses for the nine months ended September 30, 2009 and 2008, included net realized gains of $6.3 million and $2.8 million, respectively (subsequent to post-closing adjustments), from the sales of certain investments to Allied Capital Managed Funds. See "—Managed Funds" above.

        Change in Unrealized Appreciation or Depreciation.    Allied Capital determines the value of each investment in its portfolio on a quarterly basis and changes in value result in unrealized appreciation or depreciation being recognized in Allied Capital's statement of operations. "Value," as defined in Section 2(a)(41) of the Investment Company Act, is (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in its portfolio, Allied Capital values substantially all of its portfolio investments at fair value as determined in good faith by Allied Capital's board of directors in accordance with Allied Capital's valuation policy and the provisions of the Investment Company Act and ASC 820, which includes the codification of FASB Statement No. 157, Fair Value Measurements and related interpretations, collectively, the "Statement." Allied Capital determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. At September 30, 2009, portfolio investments recorded at fair value using level 3 inputs (as defined under the Statement) were approximately 88% of Allied Capital's total assets. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market quotation in an active market, the fair value of Allied Capital's investments determined in good faith by its board of directors may differ significantly from the values that would have been used had a ready market existed for the investments and the differences could be material.

        There is no single approach for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments Allied Capital makes. Unlike banks, Allied Capital is not permitted to provide a general reserve for anticipated loan losses. Instead, Allied Capital is required to specifically value each individual investment on a quarterly basis. Allied Capital will record unrealized depreciation on investments when it determines that the fair value of a security is less than its cost basis and Allied Capital will record unrealized appreciation when it determines that the fair value is greater than its cost basis. Changes in fair value are recorded in Allied Capital's statement of operations as net change in unrealized appreciation or depreciation.

        As a BDC, Allied Capital invests in illiquid securities including debt and equity securities of portfolio companies, CLO bonds and preferred shares/income notes, CDO bonds and investment funds. The structure of each debt and equity security is specifically negotiated to enable Allied Capital to protect its investment and maximize its returns. Allied Capital includes many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights and put or call rights. Allied Capital's investments may be subject to certain restrictions on resale and generally have no established trading market.

        Because of the type of investments that Allied Capital makes and the nature of its business, Allied Capital's valuation process requires an analysis of various factors. Allied Capital's fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

  Valuation Methodology

        Allied Capital adopted the standards in ASC Topic 820 on a prospective basis in the first quarter of 2008. These standards require Allied Capital to assume that the portfolio investment is to be sold in the principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable and willing and able to transact. In accordance with the Statement, Allied Capital has considered its principal market or the market in which Allied Capital exits its portfolio investments with the greatest volume and level of activity.

        Allied Capital has determined that for its buyout investments, where Allied Capital has control or could gain control through an option or warrant security, both the debt and equity securities of the portfolio investment would exit in the merger and acquisition, or "M&A," market as the principal market, generally through a sale or recapitalization of the portfolio company. Allied Capital believes that the in-use premise of value (as defined in ASC Topic 820), which assumes the debt and equity securities are sold together, is appropriate as this would provide maximum proceeds to the seller. As a result, Allied Capital uses the enterprise value methodology to determine the fair value of these investments. Enterprise value means the entire value of the company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. Enterprise value is determined using various factors, including cash flow from operations of the portfolio company, multiples at which private companies are bought and sold and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company's equity securities, liquidation events or other events. Allied Capital allocates the enterprise value to these securities in order of the legal priority of the securities.

        There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values. However, Allied Capital must derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, Allied Capital analyzes the portfolio company's historical and projected financial results. This financial and other information is generally obtained from the portfolio companies and may represent unaudited, projected or pro forma financial information. Allied Capital generally requires portfolio companies to provide annual audited and quarterly unaudited financial statements as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company's financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations or any other measure of performance prescribed by U.S. generally accepted accounting principles. When using EBITDA to determine enterprise value, Allied Capital may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company's earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization or restructuring related items or one-time non-recurring income or expense items.

        In determining a multiple to use for valuation purposes, Allied Capital generally looks to private M&A statistics, the entry multiple for the transaction, public trading multiples or industry practices. In estimating a reasonable multiple, Allied Capital considers not only the fact that its portfolio company may be a private company relative to a peer group of public comparables, but Allied Capital also considers the size and scope of its portfolio company and the specific strengths and weaknesses of the portfolio company. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.

        While Allied Capital typically exits its securities upon the sale or recapitalization of the portfolio company in the M&A market, for investments in portfolio companies where Allied Capital does not have control or the ability to gain control through an option or warrant security, Allied Capital cannot typically control the exit of its investment into its principal market (the M&A market). As a result, in accordance with ASC Topic 820, Allied Capital is required to determine the fair value of these investments assuming a sale of the individual investment (the in-exchange premise of value) in a hypothetical market to a hypothetical market participant. Allied Capital continues to perform an enterprise value analysis for the investments in this category to assess the credit risk of the loan or debt security and to determine the fair value of Allied Capital's equity investment in these portfolio companies. The determined equity values are generally discounted when Allied Capital has a minority ownership position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time or other factors. For loan and debt securities, Allied Capital performs a yield analysis assuming a hypothetical current sale of the investment. The yield analysis requires Allied Capital to estimate the expected repayment date of the instrument and a market participant's required yield. Allied Capital's estimate of the expected repayment date of a loan or debt security may be shorter than the legal maturity of the instruments as Allied Capital's loans have historically been repaid prior to the maturity date. The yield analysis considers changes in interest rates and changes in leverage levels of the loan or debt security as compared to market interest rates and leverage levels. Assuming the credit quality of the loan or debt security remains stable, Allied Capital will use the value determined by the yield analysis as the fair value for that security. A change in the assumptions that Allied Capital uses to estimate the fair value of its loans and debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or a loan or debt security is in workout status, Allied Capital may consider other factors in determining the fair value of a loan or debt security, including the value attributable to the loan or debt security from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis.

        Allied Capital's equity investments in private debt and equity funds are generally valued based on the fund's net asset value, unless other factors lead to a determination of fair value at a different amount. The value of Allied Capital's equity securities in public companies for which quoted prices in an active market are readily available is based on the closing public market price on the measurement date.

        The fair value of Allied Capital's CLO/CDO Assets is generally based on a discounted cash flow model that utilizes prepayment, re-investment, loss and ratings assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar bonds and preferred shares/ income notes, when available. Allied Capital recognizes unrealized appreciation or depreciation on its CLO/CDO Assets as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment, re-investment, loss or ratings assumptions in the underlying collateral pool or changes in redemption assumptions for the CLO/CDO Assets, if applicable. Allied Capital determines the fair value of its CLO/CDO Assets on an individual security-by-security basis. If Allied Capital were to sell a group of these CLO/CDO Assets in a pool in one or more transactions, the total value received for that pool may be different than the sum of the fair values of the individual assets.

        Allied Capital records unrealized depreciation on investments when it determines that the fair value of a security is less than its cost basis and records unrealized appreciation when it determines that the fair value is greater than its cost basis. Because of the inherent uncertainty of valuation, the values determined at the measurement date may differ significantly from the values that would have been used had a ready market existed for the investments and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the values determined at the measurement date.

        In accordance with ASC Topic 820 (discussed below), Allied Capital does not consider a transaction price that is associated with a transaction that is not orderly to be indicative of fair value or market participant risk premiums and accordingly would place little, if any, weight on transactions that are not orderly in determining fair value. When considering recent potential or completed transactions, Allied Capital uses judgment in determining if such offers or transactions were pursuant to an orderly process for purposes of determining how much weight is placed on these data points in accordance with the applicable guidelines in ASC Topic 820.

        As a participant in the private equity business, Allied Capital invests primarily in private middle-market companies for which there is generally no publicly available information. Because of the private nature of these businesses, there is a need to maintain the confidentiality of the financial and other information that Allied Capital has for the private companies in its portfolio. Allied Capital believes that maintaining this confidence is important, as disclosure of such information could disadvantage its portfolio companies and could put Allied Capital at a disadvantage in attracting new investments. Therefore, Allied Capital does not intend to disclose financial or other information about its portfolio companies, unless required, because Allied Capital believes doing so may put them at an economic or competitive disadvantage, regardless of Allied Capital's level of ownership or control.

        Allied Capital works with third-party consultants to obtain assistance in determining fair value for a portion of the private finance portfolio each quarter. Allied Capital works with these consultants to obtain assistance as additional support in the preparation of its internal valuation analysis. In addition, Allied Capital may receive third-party assessments of a particular private finance portfolio company's value in the ordinary course of business, most often in the context of a prospective sale transaction or in the context of a bankruptcy process.

        The valuation analysis prepared by management is submitted to Allied Capital's board of directors who is ultimately responsible for the determination of fair value of the portfolio in good faith. Valuation assistance from Duff & Phelps, LLC, or "Duff & Phelps," for Allied Capital's private finance portfolio consisted of certain limited procedures, or "the Procedures," Allied Capital identified and requested them to perform. Based upon the performance of the Procedures on a selection of Allied Capital's final portfolio company valuations, Duff & Phelps concluded that the fair value of those portfolio companies subjected to the Procedures did not appear unreasonable. In addition, Allied Capital also received third-party valuation assistance from other third-party consultants for certain private finance portfolio companies. For the three and nine months ended September 30, 2009 and 2008, Allied Capital received third-party valuation assistance as follows:

	2009			2008
	Q1	Q2	Q3	Q1	Q2	Q3
Number of private finance portfolio companies reviewed	93	91	78	124	119	128
Percentage of private finance portfolio reviewed at value	94.0%	96.9%	97.8%	94.0%	94.9%	97.2%

        Professional fees for third-party valuation assistance were $1.9 million for the year ended December 31, 2008 and are estimated to be approximately $1.3 million for 2009.

  Net Change in Unrealized Appreciation or Depreciation

        Net change in unrealized appreciation or depreciation for the three and nine months ended September 30, 2009 and 2008 consisted of the following:

	For the Three Months September 30,		For the Nine Months September 30,
($ in millions)	2009(1)	2008(1)	2009(1)	2008(1)
Net unrealized appreciation (depreciation)	$(36.4)	$(378.7)	$(500.2)	$(637.5)
Reversal of previously recorded unrealized appreciation associated with realized gains	(8.9)	(80.4)	(20.8)	(115.1)
Reversal of previously recorded net unrealized appreciation associated with dividends received	(0.4)	(1.6)	(10.8)	(15.1)
Reversal of previously recorded unrealized depreciation associated with realized losses	18.0	34.8	151.3	80.2

Net change in unrealized appreciation or depreciation	$(27.7)	$(425.9)	$(380.5)	$(687.5)

(1)
The net change in unrealized appreciation or depreciation can fluctuate significantly from period to period. As a result, quarterly comparisons may not be meaningful.

        Per Share Amounts.    All per share amounts included in Management's Discussion and Analysis of Financial Condition and Results of Operations of Allied Capital have been computed using the weighted average common shares used to compute diluted earnings per share, which were 179.1 million and 178.7 million for the three months ended September 30, 2009 and 2008, respectively, and were 178.8 million and 171.1 million for the nine months ended September 30, 2009 and 2008, respectively.

  Comparison of the Years Ended December 31, 2008, 2007 and 2006

        The following table summarizes Allied Capital's operating results for the years ended December 31, 2008, 2007 and 2006.

(in thousands, except per share amounts)	2008	2007	Change	Percent Change	2007	2006	Change	Percent Change
Interest and Related Portfolio Income
Interest and dividends	$457,418	$417,576	$39,842	10%	$417,576	$386,427	$31,149	8%
Fees and other income	44,826	44,129	697	2%	44,129	66,131	(22,002)	(33)%

Total interest and related portfolio income	502,244	461,705	40,539	9%	461,705	452,558	9,147	2%

Expenses
Interest	148,930	132,080	16,850	13%	132,080	100,600	31,480	31%
Employee	76,429	89,155	(12,726)	(14)%	89,155	92,902	(3,747)	(4)%
Employee stock options	11,781	35,233	(23,452)	(67)%	35,233	15,599	19,634	126%
Administrative	49,424	50,580	(1,156)	(2)%	50,580	39,005	11,575	30%

Total operating expenses	286,564	307,048	(20,484)	(7)%	307,048	248,106	58,942	24%

Net investment income before income taxes	215,680	154,657	61,023	39%	154,657	204,452	(49,795)	(24)%
Income tax expense, including excise tax	2,506	13,624	(11,118)	(82)%	13,624	15,221	(1,597)	(10)%

Net investment income	213,174	141,033	72,141	51%	141,033	189,231	(48,198)	(25)%

Net Realized and Unrealized Gains (Losses)
Net realized gains (losses)	(129,418)	268,513	(397,931)	(148)%	268,513	533,301	(264,788)	(50)%
Net change in unrealized appreciation or depreciation	(1,123,762)	(256,243)	(867,519)	*	(256,243)	(477,409)	221,166	*

Total net gains (losses)	(1,253,180)	12,270	(1,265,450)	*	12,270	55,892	(43,622)	*

Net income	$(1,040,006)	$153,303	$(1,193,309)	(778)%	$153,303	$245,123	$(91,820)	(37)%

Diluted earnings per common share	$(6.01)	$0.99	$(7.00)	(707)%	$0.99	$1.68	$(0.69)	(41)%

Weighted average common shares outstanding—diluted	172,996	154,687	18,309	12%	154,687	145,599	9,088	6%

*
Net change in unrealized appreciation or depreciation and net gains (losses) can fluctuate significantly from year to year. As a result, comparisons may not be meaningful.

        Total Interest and Related Portfolio Income.    Total interest and related portfolio income includes interest and dividend income and fees and other income.

  Interest and Dividends

        Interest and dividend income for the years ended December 31, 2008, 2007 and 2006 were composed of the following:

($ in millions)	2008	2007	2006
Interest
Private finance loans and debt securities	$393.3	$376.1	$348.4
Preferred shares/income notes of CLOs	34.1	18.0	11.5
Subordinated certificates in SL Fund(1)	8.3	—	—
Commercial mortgage loans	4.1	6.4	8.3
Cash, U.S. Treasury bills, money market and other securities	4.4	15.1	14.0

Total interest	444.2	415.6	382.2
Dividends	13.2	2.0	4.2

Total interest and dividends	$457.4	$417.6	$386.4

(1)
In June 2009, the Unitranche Fund LLC was renamed the SL Fund LLC. On October 30, 2009, Allied Capital sold its investment, including its outstanding commitments and the provision of management services, in the SL Fund to Ares Capital.

        The level of interest income, which includes interest paid in cash and in kind, is directly related to the balance of the interest-bearing investment portfolio outstanding during the year multiplied by the weighted average yield. The interest-bearing investments in the portfolio at value and the yield on the interest-bearing investments in the portfolio at December 31, 2008, 2007 and 2006 were as follows:

	2008		2007		2006
($ in millions)	Value	Yield(1)	Value	Yield(1)	Value	Yield(1)
Private finance:
Loans and debt securities:
Senior loans	$306.3	5.6%	$344.3	7.7%	$405.2	8.4%
Unitranche debt	456.4	12.0%	653.9	11.5%	799.2	11.2%
Subordinated debt	1,829.1	12.9%	2,416.4	12.8%	1,980.8	12.9%

Equity securities:
Preferred shares/income notes of CLOs	179.2	16.4%	203.0	14.6%	97.2	15.5%
Subordinated certificates in SL Fund	125.4	12.0%	0.7	12.4%	—	—

Commercial real estate:
Commercial mortgage loans	53.5	7.4%	65.4	6.8%	71.9	7.5%

Total interest-bearing investments	$2,949.9	12.1%	$3,683.7	12.1%	$3,354.3	11.9%

(1)
The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield on the preferred shares/income notes of CLOs is calculated as the (a) effective interest yield on the preferred shares/income notes of CLOs, divided by (b) preferred shares/income notes of CLOs at value. The weighted average yield on the subordinated certificates in the SL Fund is computed as the (a) annual stated interest, divided by (b) total investment at value. This yield excludes any return from the potential future excess cash flows from portfolio earnings available to the subordinated certificate holders and from related structuring fees and management and sourcing fees. See "—Fees and Other Income" below. The weighted average yields are computed as of the balance sheet date.

        Interest income has increased over the 2006 through 2008 period as a result of increases in the interest-bearing portfolio as a percent of the total portfolio. Interest-bearing investments represented 84%, 77% and 75% of the total portfolio at value at December 31, 2008, 2007 and 2006, respectively. The weighted average yield varies from period to period based on the current stated interest on interest-bearing investments, the yield on interest-bearing investments funded, the yield on amounts repaid, the amount of interest-bearing investments for which interest is not accruing, changes in value of interest-bearing investments and the mix of interest-bearing investments in the portfolio, including the amount of lower-yielding senior or unitranche debt in the portfolio at the end of the period. Allied Capital currently intends to exit several interest-bearing investments in order to accumulate capital for repayment of debt. As a result, Allied Capital expects that income from its interest-bearing investments will decrease in 2009.

        Dividend income results from the dividend yield on preferred equity interests, if any, or the declaration of dividends by a portfolio company on preferred or common equity interests. Dividend income for the year ended December 31, 2008 was $13.2 million as compared to $2.0 million for the year ended December 31, 2007. Dividend income for 2008 includes a $3.1 million dividend received in connection with the recapitalization of Norwesco, Inc. and $6.4 million of dividends received in connection with the sale of certain portfolio assets to AGILE Fund I, LLC. Dividend income will vary from period to period depending upon the timing and amount of dividends that are declared or paid by a portfolio company on preferred or common equity interests.

  Fees and Other Income

        Fees and other income primarily include fees related to financial structuring, diligence, transaction services, management and consulting services to portfolio companies, commitments, guarantees and other services and loan prepayment premiums. As a BDC, Allied Capital is required to make significant managerial assistance available to the companies in its investment portfolio. Managerial assistance includes, but is not limited to, management and consulting services related to corporate finance, marketing, human resources, personnel and board member recruiting, business operations, corporate governance, risk management and other general business matters.

        Fees and other income for the years ended December 31, 2008, 2007 and 2006 included fees relating to the following:

($ in millions)	2008	2007	2006
Structuring and diligence	$19.2	$20.7	$37.3
Management, consulting and other services provided to portfolio companies(1)	11.4	9.6	11.1
Commitment, guaranty and other fees from portfolio companies(2)	6.3	9.3	8.8
Fund management fees(3)	6.1	0.5	—
Loan prepayment premiums	0.6	3.7	8.8
Gain on prepayment of notes payable(4)	1.1	—	—
Other income	0.1	0.3	0.1

Total fees and other income	$44.8	$44.1	$66.1

(1)
2006 includes $1.8 million in management fees from Advantage prior to its sale on March 29, 2006. 2006 included management fees from Ciena of $1.7 million. Allied Capital did not charge Ciena management fees in 2008, 2007 or in the fourth quarter of 2006. See "—Private Finance—Ciena Capital LLC" above.

(2)
Includes guaranty and other fees from Ciena of $0, $5.4 million and $6.1 million for 2008, 2007 and 2006, respectively. See "—Private Finance—Ciena Capital LLC" above.

(3)
See "—Portfolio and Investment Activity—Managed Funds" above.

(4)
In December 2008, Allied Capital prepaid private notes at a discount, which resulted in a net gain of $1.1 million. See "—Financial Condition, Liquidity and Capital Resources" below.

        Fees and other income generally are related to specific transactions or services and, therefore, may vary substantially from year to year depending on the level of investment activity and the types of services provided and the level of assets in Allied Capital Managed Funds for which Allied Capital earns management or other fees. Allied Capital added two new Allied Capital Managed Funds in 2008, which resulted in an increase in fund management fees. Given Allied Capital's outlook for future investment activity for its balance sheet as well as for certain Allied Capital Managed Funds, Allied Capital expects that fee income in the future will reflect lower new investment levels. Loan origination fees that represent yield enhancement on a loan are capitalized and amortized into interest income over the life of the loan.

        Structuring and diligence fees for the year ended December 31, 2008 included $10.4 million earned by Allied Capital in connection with investments made by the SL Fund. See "—Managed Funds" above. The remainder of the structuring and diligence fees primarily relate to the level of new investment execution activities, which were lower in 2008 than 2007. Private finance investments funded were $1.1 billion for the year ended December 31, 2008, as compared to $1.8 billion and $2.4 billion for the years ended December 31, 2007 and 2006, respectively. Because Allied Capital expects a significant reduction in new investment activity, Allied Capital expects structuring and diligence fees to be lower in 2009.

        Loan prepayment premiums for the year ended December 31, 2006, included $5.0 million related to the repayment of Allied Capital's subordinated debt in connection with the sale of its majority equity interest in Advantage in 2006. While the scheduled maturities of private finance and commercial real estate loans generally range from five to ten years, it is not unusual for borrowers to refinance or pay off their debts to Allied Capital ahead of schedule. Therefore, Allied Capital generally structures its loans to require a prepayment premium for the first three to five years of the loan. Accordingly, the amount of prepayment premiums will vary depending on the level of repayments and the age of the loans at the time of repayment. In the current economic environment, Allied Capital would expect loan prepayment premiums to be negligible.

        Operating Expenses.    Operating expenses include interest, employee, employee stock options and administrative expenses.

  Interest Expense

        The fluctuations in interest expense during the years ended December 31, 2008, 2007 and 2006 primarily were attributable to changes in the level of Allied Capital's borrowings under various notes payable and its revolving line of credit as well as an increase in Allied Capital's weighted average cost of debt capital. Allied Capital's borrowing activity and weighted average cost of debt, including fees and debt financing costs, at and for the years ended December 31, 2008, 2007 and 2006, were as follows:

($ in millions)	2008	2007	2006
Total outstanding debt	$1,945.0	$2,289.5	$1,899.1
Average outstanding debt	$2,091.6	$1,924.2	$1,491.0
Weighted average cost(1)	7.7%	6.5%	6.5%

(1)
The weighted average annual interest cost is computed as the (a) annual stated interest rate on the debt plus the annual amortization of commitment fees, other facility fees and debt financing costs that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

        At the end of the fourth quarter of 2008, Allied Capital amended its private notes and revolving line of credit, which increased the stated interest rate on those obligations by 100 basis points. Subsequent to this amendment, events of default occurred on these instruments. Pursuant to the terms of the revolving credit facility, during the continuance of an event of default, the applicable spread on any borrowings outstanding and fees on any letters of credit outstanding under the revolving credit facility increase by up to an additional 200 basis points. Pursuant to the private notes, during the continuance of an event of default, the rate of interest borne by the private notes increases by an additional 200 basis points. See "—Financial Condition, Liquidity and Capital Resources" below.

        In addition, interest expense included interest paid to the IRS related to installment sale gains totaling $7.7 million, $5.8 million and $0.9 million for the years ended December 31, 2008, 2007 and 2006, respectively. See "—Dividends and Distributions" below.

  Employee Expense

        Employee expenses for the years ended December 31, 2008, 2007 and 2006 were as follows:

($ in millions)	2008	2007	2006
Salaries and employee benefits	$63.2	$83.9	$73.8
Individual performance award (IPA)	8.5	9.8	8.1
IPA mark to market expense (benefit)	(4.1)	(14.0)	2.9
Individual performance bonus (IPB)	8.8	9.5	8.1

Total employee expense(1)	$76.4	$89.2	$92.9

Number of employees at end of period	152	177	170

(1)
Excludes stock options expense. See below.

        During the third quarter of 2008, Allied Capital consolidated its investment execution activities to its Washington, D.C. headquarters and its office in New York in an effort to improve Allied Capital's operating efficiencies. As Allied Capital transitioned and consolidated its operations, Allied Capital reduced its headcount by approximately 30 employees in the third quarter of 2008. In January 2009, Allied Capital terminated an additional 20 employees and further consolidated its operations. As a result of these headcount reductions, Allied Capital incurred severance expense of $9.7 million for the year ended December 31, 2008. Severance expense is included in salaries and employee benefits.

        During 2008, Allied Capital substantially decreased its bonus pool from $40.1 million in 2007 to $1.0 million in 2008. In addition, Allied Capital accrued $11.2 million in performance awards in 2008 which are included in salaries and employee benefits expense. In lieu of paying these amounts as a 2008 bonus, Allied Capital will pay these amounts in four quarterly installments ending on January 15,

2010. An employee must be employed on the quarterly payment dates in order to receive the quarterly payment. Allied Capital's Chief Executive Officer, Chief Operating Officer and Chief Financial Officer received no bonus or performance award for 2008. Primarily as a result of the reductions in employee headcount and bonus pool, salaries and employee benefits decreased in 2008 as compared to 2007.

        The IPA and IPB are part of an incentive compensation program for certain officers and are generally determined annually at the beginning of each year but may be adjusted throughout the year. In 2008, IPAs were paid in cash in two equal installments during the year. Through December 31, 2007, the IPA amounts were contributed into a trust and invested in Allied Capital common stock. The IPB was distributed in cash to award recipients throughout the year (beginning in February of each respective year) as long as the recipient remained employed by Allied Capital. Allied Capital has not established an IPA or IPB for 2009.

        The trusts for the IPA payments were consolidated with Allied Capital's accounts. The common stock was classified as common stock held in deferred compensation trust in Allied Capital's financial statements and the deferred compensation obligation, which represented the amount owed to the employees, was included in other liabilities. Changes in the value of Allied Capital common stock held in the deferred compensation trust were not recognized. However, the liability was marked to market with a corresponding charge or credit to employee compensation expense. On December 14, 2007, Allied Capital's board of directors made a determination that it was in Allied Capital's best interest to terminate its deferred compensation arrangements. Allied Capital's board of director's decision primarily was in response to increased complexity resulting from recent changes in the regulation of deferred compensation arrangements. Allied Capital's board of directors resolved that the accounts under these arrangements would be distributed to participants in full on March 18, 2008, the termination and distribution date, or as soon as was reasonably practicable thereafter, in accordance with the provisions of each of these arrangements.

        The accounts under the deferred compensation arrangements totaled $52.5 million at December 31, 2007. The balances on the termination date were distributed to participants in March 2008 subsequent to the termination date, in accordance with the transition rule for payment elections under Section 409A of the Code. Distributions from the plans were made in cash or shares of Allied Capital common stock, net of required withholding taxes. The distribution of the accounts under the deferred compensation arrangements resulted in a tax deduction for 2008, subject to the limitations set by Section 162(m) of the Code for persons subject to such section.

  Stock Options Expense

        The stock option expense for the years ended December 31, 2008, 2007 and 2006 was as follows:

($ in millions)	2008	2007	2006
Employee Stock Option Expense:
Options granted:
Previously awarded, unvested options as of January 1, 2006	$3.9	$10.1	$13.2
Options granted on or after January 1, 2006	7.9	10.7	2.4

Total options granted	11.8	20.8	15.6
Options cancelled in connection with tender offer (see below)	—	14.4	—

Total employee stock option expense	$11.8	$35.2	$15.6

        In addition to employee stock option expense, administrative expense included $0.1 million, $0.2 million and $0.2 million for the years ended December 31, 2008, 2007 and 2006, respectively, for options granted to non-officer directors. Options granted to non-officer directors vest on the grant date and, therefore, the full expense is recorded on the grant date.

  Options Cancelled in Connection with Tender Offer

        On July 18, 2007, Allied Capital completed a tender offer to its optionees who held vested "in-the-money" stock options as of June 20, 2007, where optionees received an option cancellation payment, or "OCP," equal to the "in-the-money" value of the stock options cancelled determined using a weighted average market price of $31.75 paid one-half in cash and one-half in unregistered shares of Allied Capital common stock. Allied Capital accepted for cancellation 10.3 million vested options held by employees and non-officer directors, which in the aggregate had a weighted average exercise price of $21.50. This resulted in a total option cancellation payment of approximately $105.6 million, of which $52.8 million was paid in cash and $52.8 million was paid through the issuance of 1.7 million unregistered shares of Allied Capital common stock. Allied Capital's stockholders approved the issuance of the shares of Allied Capital common stock in exchange for the cancellation of vested "in-the-money" stock options at Allied Capital's 2006 annual meeting of stockholders. Cash payments to employee optionees were paid net of required payroll and income tax withholdings.

        In accordance with the terms of the tender offer, the weighted average market price represented the volume weighted average price of Allied Capital common stock over the fifteen trading days preceding the first day of the offer period, or June 20, 2007. Because the weighted average market price at the commencement of the tender offer on June 20, 2007, was higher than the market price of Allied Capital common stock at the close of the offer on July 18, 2007, SFAS 123R required Allied Capital to record a non-cash employee-related stock option expense of $14.4 million and administrative expense related to stock options cancelled that were held by non-officer directors of $0.4 million. The same amounts were recorded as an increase to additional paid-in capital and, therefore, had no effect on Allied Capital's net asset value. The portion of the OCP paid in cash of $52.8 million reduced Allied Capital's additional paid-in capital and therefore reduced its net asset value. For income tax purposes, Allied Capital's tax deduction resulting from the OCP will be similar to the tax deduction that would have resulted from an exercise of stock options in the market. Any tax deduction resulting from the OCP or an exercise of stock options in the market is limited by Section 162(m) of the Code.

  Administrative Expense

        Administrative expenses include legal and accounting fees, valuation assistance fees, insurance premiums, the cost of leases for Allied Capital's headquarters in Washington, D.C. and its regional offices, portfolio origination and development expenses, travel costs, stock record expenses, directors' fees and related stock options expense and various other expenses.

($ in millions)	2008	2007	2006
Administrative expenses	$48.3	$44.8	$34.0
Investigation and litigation costs	1.1	5.8	5.0

Total	$49.4	$50.6	$39.0

        Administrative expenses for 2008 were $48.3 million, as compared to administrative expenses of $44.8 million for 2007. Administrative expenses in 2007 included costs of $1.4 million incurred to engage a third party to conduct a review of Ciena's internal control systems. See "—Private Finance—Ciena Capital LLC" above. In addition, administrative expenses included $2.5 million in placement fees related to securing equity commitments to the Allied Capital Senior Debt Fund, L.P. in the second quarter of 2007. Excluding these costs, administrative expenses for 2007 were $40.9 million. The increase from 2007 (excluding these costs) was $7.4 million, which was primarily related to an increase in corporate legal costs of $2.5 million, loss on disposal of fixed assets of $0.9 million and an increase in costs related to investor relations and proxy solicitation of $0.6 million.

        Administrative expenses, excluding certain costs outlined above, were $40.9 million for 2007 as compared to $34.0 million for 2006. The $6.9 million increase from 2006 primarily was due to increased expenses related to directors' fees of $1.6 million, an increase in stock record expenses of $0.7 million due to the increase in Allied Capital's stockholder base, an increase in rent expense of $0.7 million and an increase in costs related to evaluating potential new investments of $0.7 million.

        Investigation and litigation costs are difficult to predict and may vary from year to year. See "Business of Allied Capital—Legal Proceedings."

        Income Tax Expense, Including Excise Tax.    Income tax expense for the years ended December 31, 2008, 2007 and 2006 was as follows:

($ in millions)	2008	2007	2006
Income tax expense (benefit)	$3.1	$(2.7)	$0.1
Excise tax expense (benefit)(1)	(0.6)	16.3	15.1

Income tax expense, including excise tax	$2.5	$13.6	$15.2

(1)
While excise tax expense is presented in Allied Capital's consolidated statement of operations as a reduction to net investment income, excise tax relates to both net investment income and net realized gains.

        Allied Capital's wholly owned subsidiary, A.C. Corporation, is a corporation subject to federal and state income taxes and records a benefit or expense for income taxes as appropriate based on its operating results in a given period. Allied Capital met its dividend distribution requirements for the 2008 tax year and, therefore, it did not record an excise tax for the year ended December 31, 2008. See "—Dividends and Distributions" below.

        In June 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. This interpretation is effective for fiscal years beginning after December 15, 2006. The adoption of this interpretation did not have a significant effect on Allied Capital's consolidated financial position or its results of operations.

        Realized Gains and Losses.    Net realized gains or losses primarily result from the sale of equity securities associated with certain private finance investments and the realization of unamortized discount resulting from the sale and early repayment of private finance loans and commercial mortgage loans, offset by losses on investments. Net realized gains (losses) for the years ended December 31, 2008, 2007 and 2006 were as follows:

($ in millions)	2008	2007	2006
Realized gains	$150.5	$400.5	$557.5
Realized losses	(279.9)	(132.0)	(24.2)

Net realized gains (losses)	$(129.4)	$268.5	$533.3

        When Allied Capital exits an investment and realizes a gain or loss, it makes an accounting entry to reverse any unrealized appreciation or depreciation, respectively, it had previously recorded to reflect the appreciated or depreciated value of the investment. For the years ended December 31, 2008,

2007 and 2006, Allied Capital reversed previously recorded unrealized appreciation or depreciation when gains or losses were realized as follows:

($ in millions)	2008	2007	2006
Reversal of previously recorded net unrealized appreciation associated with realized gains	$(119.6)	$(332.6)	$(501.5)
Reversal of previously recorded net unrealized appreciation associated with dividends received	(11.5)	(1.1)	—
Reversal of previously recorded net unrealized depreciation associated with realized losses	249.9	140.9	22.5

Total reversal	$118.8	$(192.8)	$(479.0)

        Realized gains for the years ended December 31, 2008, 2007 and 2006, were as follows:

($ in millions)
2008
Portfolio Company	Amount
Private Finance:
Norwesco, Inc.	$104.9
BI Incorporated	7.9
BenefitMall, Inc.	4.9
Mercury Air Centers, Inc.	6.0
Advantage Sales and Marketing, Inc.(3)	3.4
Financial Pacific Company	3.1
Passport Health Communications, Inc.	1.8
Service Champ, Inc.	1.7
HMT, Inc.	1.6
Coverall North America, Inc.	1.4
Penn Detroit Diesel Allison, LLC	1.4
Avborne Heavy Maintenance	1.2
MedAssets, Inc.	1.3
Legacy Partners Group, Inc.	1.3
Other	8.2

Total Private Finance	150.1

Commercial Real Estate:
Other	0.4

Total Commercial Real Estate	0.4

Total realized gains	$150.5

2007
Portfolio Company	Amount
Private Finance:
Mercury Air Centers, Inc.	$262.4
HMT, Inc.	39.9
Healthy Pet Corp.	36.6
Palm Coast Data, LLC	20.0
Woodstream Corporation	14.6
Wear Me Apparel Corporation	6.1
Mogas Energy, LLC	5.7
Tradesmen International, Inc.	3.8
ForeSite Towers, LLC	3.8
Advantage Sales & Marketing, Inc.	3.4
Geotrace Technologies, Inc.	1.1
Other	3.0

Total private finance	400.4

Commercial Real Estate:
Other	0.1

Total commercial real estate	0.1

Total realized gains	$400.5

2006
Portfolio Company	Amount
Private Finance:
Advantage Sales & Marketing, Inc.(1)	$434.4
STS Operating, Inc.	94.8
Oriental Trading Company, Inc.	8.9
Advantage Sales & Marketing, Inc.(2)	4.8
United Site Services, Inc.	3.3
Component Hardware Group, Inc.	2.8
Opinion Research Corporation	1.9
Nobel Learning Communities, Inc.	1.5
MHF Logistical Solutions, Inc.	1.2
The Debt Exchange, Inc.	1.1
Other	1.5

Total private finance	556.2

Commercial Real Estate:
Other	1.3

Total commercial real estate	1.3

Total realized gains	$557.5

(1)
Represents the realized gain on Allied Capital's majority equity investment only. See "—Private Finance" above.

(2)
Represents a realized gain on Allied Capital's minority equity investment only. See "—Private Finance" above.

(3)
Includes an additional realized gain of $1.9 million related to the release of escrowed funds from the sale of Allied Capital's majority equity investment in 2006.

        Realized losses for the years ended December 31, 2008, 2007 and 2006 were as follows:

($ in millions)
2008
Portfolio Company	Amount
Private Finance:
Ciena Capital LLC	$98.9
Alaris Consulting, LLC	36.0
Pendum, Inc.	34.0
Line-X, Inc.	23.3
Creative Group, Inc.	15.6
Driven Brands, Inc.	10.8
Triview Investments, Inc.	8.6
MedBridge Healthcare LLC	7.6
Garden Ridge Corporation	5.4
Mid-Atlantic Venture Fund IV, L.P.	5.2
WMA Equity Corporation (and affiliates)	4.5
Legacy Partners Group, Inc.	4.3
Direct Capital Corporation	1.7
EarthColor, Inc.	1.7
Crescent Equity Corp.—Longview Cable & Data, LLC	1.6
Summit Energy Services, Inc.	1.6
Sweet Traditions, Inc.	1.6
Walker Investment Fund II, LLLP	1.4
United Road Towing	1.3
Other	10.2

Total Private Finance	275.3

Commercial Real Estate:
Other	4.6

Total commercial real estate	4.6

Total realized losses	$279.9

2007
Portfolio Company	Amount
Private Finance:
Global Communications, LLC	$34.3
Jakel, Inc.	24.8
Startec Global Communications, Inc.	20.2
Gordian Group, Inc.	19.3
Powell Plant Farms, Inc.	11.6
Universal Environmental Services, LLC	8.6
PresAir, LLC	6.0
Legacy Partners Group, LLC	5.8
Alaris Consulting, LLC	1.0
Other	0.4

Total realized losses	$132.0

2006
Portfolio Company	Amount
Private Finance:
Staffing Partners Holding Company, Inc.	$10.6
Acme Paging, L.P.	4.7
Cooper Natural Resources, Inc.	2.2
Aspen Pet Products, Inc.	1.6
Nobel Learning Communities, Inc.	1.4
Other	1.6

Total private finance	22.1

Commercial Real Estate:
Other	2.1

Total commercial real estate	2.1

Total realized losses	$24.2

        Realized gains and losses for the year ended December 31, 2008 included a net realized gain totaling $8.3 million (subsequent to post-closing adjustments) from the sale of certain investments to AGILE Fund I, LLC in the first quarter of 2008. In addition, realized losses for the year ended December 31, 2008 included $7.0 million (subsequent to post-closing adjustments) related to the sale of certain venture capital and private equity limited partnership investments to a fund managed by Goldman Sachs. For the year ended December 31, 2008, net realized losses also include net realized losses totaling $7.3 million resulting from the sale of loans and debt securities totaling $216.3 million to the Senior Debt Fund and the Knightsbridge Funds. For the year ended December 31, 2007, net realized gains also include net realized gains totaling $1.0 million resulting from the sale of loans and debt securities totaling $224.2 million to the Senior Debt Fund. See "—Managed Funds" above.

        Change in Unrealized Appreciation or Depreciation.    Allied Capital determines the value of each investment in its portfolio on a quarterly basis and changes in value result in unrealized appreciation or depreciation being recognized in Allied Capital's statement of operations. Value, as defined in Section 2(a)(41) of the Investment Company Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in its portfolio, Allied Capital values substantially all of its portfolio investments at fair value as determined in good faith by Allied Capital's board of directors in accordance with Allied Capital's valuation policy and the provisions of the Investment Company Act and the Statement. Allied Capital determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. At December 31, 2008, portfolio investments recorded at fair value using level 3 inputs (as defined under the Statement) were approximately 94% of Allied Capital's total assets. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market quotation in an active market, the fair value of Allied Capital's investments determined in good faith by its board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. For a discussion of Allied Capital's valuation methodology, see "—Results of Operations—Comparison of Three and Nine Months ended September 30, 2009 and 2008—Change in Unrealized Appreciation or Depreciation" and "—Results of Operations—Comparison of Three and Nine Months ended September 30, 2009 and 2008—Valuation Methodology" above.

        The valuation analysis prepared by management is submitted to Allied Capital's board of directors who is ultimately responsible for the determination of fair value of the portfolio in good faith.

Valuation assistance from Duff & Phelps for Allied Capital's private finance portfolio consisted of the Procedures Allied Capital has identified and requested them to perform. Based upon the performance of the Procedures on a selection of Allied Capital's final portfolio company valuations, Duff & Phelps concluded that the fair value of those portfolio companies subjected to the Procedures did not appear unreasonable. In addition, Allied Capital also received third-party valuation assistance from other third-party consultants for certain private finance portfolio companies. For the years ended December 31, 2008, 2007 and 2006, Allied Capital received third-party valuation assistance as follows:

	2008
	Q4	Q3	Q2	Q1
Number of private finance portfolio companies reviewed	97	128	119	124
Percentage of private finance portfolio reviewed at value	91.6%	97.2%	94.9%	94.0%

	2007
	Q4	Q3	Q2	Q1
Number of private finance portfolio companies reviewed	112	135	92	88
Percentage of private finance portfolio reviewed at value	91.1%	92.1%	92.1%	91.8%

	2006
	Q4	Q3	Q2	Q1
Number of private finance portfolio companies reviewed	81	105	78	78
Percentage of private finance portfolio reviewed at value	82.9%	86.5%	89.6%	87.0%

        Professional fees for third-party valuation assistance for the years ended December 31, 2008, 2007 and 2006 were $1.9 million, $1.8 million and $1.5 million, respectively.

  Net Change in Unrealized Appreciation or Depreciation

        Net change in unrealized appreciation or depreciation for the years ended December 31, 2008, 2007 and 2006 consisted of the following:

($ in millions)	2008(1)	2007(1)	2006(1)
Net unrealized appreciation (depreciation)(2)	$(1,242.6)	$(63.4)	$1.6
Reversal of previously recorded unrealized appreciation associated with realized gains	(119.6)	(332.6)	(501.5)
Reversal of previously recorded net unrealized appreciation associated with dividends received	(11.5)	(1.1)	—
Reversal of previously recorded unrealized depreciation associated with realized losses	249.9	140.9	22.5

Net change in unrealized appreciation or depreciation	$(1,123.8)	$(256.2)	$(477.4)

(1)
The net change in unrealized appreciation or depreciation can fluctuate significantly from year to year. As a result, annual comparisons may not be meaningful.

(2)
The sale of certain of Allied Capital's portfolio investments to Goldman Sachs that occurred in the first quarter of 2008 provided transaction values for 59 portfolio investments that were used in the December 31, 2007 valuation process.

        The primary drivers of the net unrealized depreciation of $1.2 billion related to changes in portfolio value for the year ended December 31, 2008 were (1) additional depreciation of $296.0 million related to Allied Capital's investment in Ciena resulting from the decline in value of their residual interest assets and other financial assets as discussed below, (2) depreciation on non-buyout debt investments totaling $87.2 million primarily as a result of using a yield analysis, (3) depreciation of $278.7 million on six companies in the consumer products and retail industries, (4) depreciation in Allied Capital's other financial services and asset management portfolio companies and its CLO/CDO Assets, which totaled $254.0 million, (5) depreciation of $110.1 million on four companies in the automotive/RV parts and services industry and (6) decreased enterprise values as a result of the decline in market benchmarks and, in some cases, lower EBITDA generally driven by current economic conditions, including rising oil and food prices.

        In the current economic environment, the values of financial assets have declined significantly and it is difficult to predict when the values for financial assets will cease to decrease in value. As a result, Allied Capital may continue to experience further net unrealized depreciation in its portfolio due to declining asset values. In addition, Allied Capital may continue to experience further net unrealized depreciation in its portfolio due to declining values or due to decreased operating performance of its portfolio companies in this difficult economy. Also, Allied Capital may choose to sell assets for proceeds totaling less than fair value in order to generate capital to repay debt.

        Valuation of Ciena Capital LLC.    Allied Capital's investment in Ciena totaled $547.8 million at cost and $104.9 million at value, which included unrealized depreciation of $442.9 million, at December 31, 2008 and $327.8 million at cost and $68.6 million at value, which included unrealized depreciation of $259.2 million, at December 31, 2007. Net change in unrealized appreciation or depreciation for the year ended December 31, 2008 included a decrease in Allied Capital's investment in Ciena totaling $296.0 million and the reversal of unrealized depreciation of $99.0 million associated with the realized loss on the sale of Allied Capital's Class A equity interests in Ciena. Net change in unrealized appreciation or depreciation related to Allied Capital's investment in Ciena included a net decrease of $174.5 million and $142.3 million for the years ended December 31, 2007 and 2006, respectively. To value its investment at December 31, 2008, Allied Capital continued to consider the effect of Ciena's voluntary filing for bankruptcy protection. See "—Private Finance—Ciena Capital LLC" above.

        Ciena's origination platform has been discontinued and Allied Capital continues to attribute no value to Ciena's enterprise due to the state of the securitization markets, among other factors. Allied Capital valued its investment in Ciena at December 31, 2008 solely based on the estimated net realizable value of Ciena's assets, including the estimated net realizable value of the cash flows generated from Ciena's retained interests in its current servicing portfolio, which includes portfolio servicing fees as well as cash flows from Ciena's equity investments in its securitizations and its interest-only strip. The decrease in value primarily is a result of the continued decline in the fair value of the assets supporting Ciena's retained interests and assets held on Ciena's balance sheet. This decrease primarily is a result of an increase in borrower defaults in the current economic environment and decreasing values for assets. Allied Capital also continued to consider Ciena's current regulatory issues and ongoing investigations and litigation in performing the valuation analysis at December 31, 2008. See "—Private Finance—Ciena Capital LLC" above.

        At December 31, 2008, Allied Capital had standby letters of credit issued under its line of credit of $102.6 million in connection with term securitization transactions completed by Ciena. Allied Capital no longer has any outstanding standby letters of credit issued under its former revolving line of credit. Allied Capital has considered any funding under the letters of credit in the valuation of Ciena at December 31, 2008. See "—Financial Condition, Liquidity and Capital Resources" below.

        Allied Capital received valuation assistance from Duff & Phelps for its investment in Ciena at December 31, 2008, 2007 and 2006. See "—Valuation Methodology" above for further discussion of the third-party valuation assistance Allied Capital received.

        Per Share Amounts.    All per share amounts included in Management's Discussion and Analysis of Financial Condition and Results of Operations of Allied Capital have been computed using the weighted average common shares used to compute diluted earnings per share, which were 173.0 million, 154.7 million and 145.6 million for the years ended December 31, 2008, 2007 and 2006, respectively.

  Other Matters

  Regulated Investment Company Status

        Allied Capital has elected to be taxed as a RIC under Subchapter M of the Code. In order to maintain its status as a RIC and obtain RIC tax benefits, Allied Capital must, in general, (1) continue to qualify as a BDC; (2) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet asset diversification requirements as defined in the Code; and (4) timely distribute to stockholders at least 90% of its annual investment company taxable income (i.e., net ordinary investment income) as defined in the Code.

        With respect to taxable realized net long-term capital gains, Allied Capital may choose to (1) distribute, (2) deem to distribute, or (3) retain and pay corporate level tax on such gains.

        Allied Capital currently qualifies as a RIC. However, there can be no assurance that Allied Capital will continue to qualify for such treatment in future years.

        As long as Allied Capital qualifies as a RIC, it is not taxed on its investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis. Taxable income includes Allied Capital's taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes net unrealized appreciation or depreciation, as gains or losses generally are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of Allied capital's election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as payment-in-kind interest and dividends and the amortization of discounts and fees. Cash collections of income resulting from contractual payment-in-kind interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

        Taxable income available for distribution includes investment company taxable income and, to the extent not deemed to be distributed or retained, net long-term capital gains. To the extent that annual taxable income available for distribution exceeds dividends paid or deemed distributed from such taxable income for the year, Allied Capital may carry over the excess taxable income into the next year and such excess income will be available for distribution in the next year as permitted under the Code (see discussion below). Such excess income will be treated under the Code as having been distributed during the prior year for purposes of Allied Capital's qualification for RIC tax treatment for such year. The maximum amount of excess taxable income that Allied Capital may carry over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. Excess taxable income carried over and paid out in the next year is generally subject to a nondeductible 4% excise tax.

  Dividends and Distributions

        Allied Capital has elected to be taxed as a RIC under Subchapter M of the Code. As a RIC, Allied Capital is required to distribute substantially all of its investment company taxable income to stockholders through the payment of dividends. In certain circumstances, Allied Capital is restricted in its ability to pay dividends. Each of Allied Capital's private notes and its bank facility contain provisions that limit the amount of dividends Allied Capital can pay. In addition, pursuant to the Investment Company Act, Allied Capital may be precluded from declaring dividends or other distributions to its stockholders unless its asset coverage is at least 200%.

        Allied Capital has met its dividend distribution requirements for the 2008 tax year. Allied Capital intends to retain capital in 2009 in order to achieve the 200% asset coverage threshold under the Investment Company Act and currently estimates that it will have no distribution requirement for 2009; therefore, Allied Capital currently does not expect to declare dividends in 2009. In August 2009, Allied Capital completed a restructuring of its bank facility and its private notes. The restructured debt significantly increases Allied Capital's cost of capital. As a result, Allied Capital expects its profitability will be substantially reduced and that it will not be able to pay a cash dividend for an extended period of time. No dividends were paid or declared for the three and nine months ended September 30, 2009. Dividends to common stockholders were $0.65 per share each quarter for the first three quarters of 2008.

        Allied Capital currently qualifies as a RIC. However, there can be no assurance that Allied Capital will be able to comply with the RIC requirements to distribute income for the current and future years and Allied Capital may be required to pay a corporate-level income tax.

        Total dividends to Allied Capital's common stockholders were $2.60, $2.57 and $2.42, per common share for the years ended December 31, 2008, 2007 and 2006, respectively. An extra cash dividend of $0.07 and $0.05 per common share was declared during each of 2007 and 2006 and was paid to shareholders on December 27, 2007 and January 19, 2007, respectively.

        The summary of Allied Capital's taxable income and distributions of such taxable income for the years ended December 31, 2008, 2007 and 2006 is as follows:

($ in millions)	2008	2007	2006
Taxable income(1)	$40.4	$397.8	$601.2
Taxable income earned in prior year and carried forward and distributed in current year	393.3	402.8	156.5
Taxable income earned in current year and carried forward for distribution in next year	—	(393.3)	(402.8)
Distributions from accumulated earnings	22.8	—	—

Total dividends to common shareholders	$456.5	$407.3	$354.9

(1)
See Note 10, "Dividends and Distributions and Taxes" of the notes to Allied Capital's consolidated financial statements for the year ending December 31, 2008 for further information on the differences between net income for book purposes and taxable income.

        Allied Capital had cumulative deferred taxable income related to installment sale gains of approximately $218.9 million as of December 31, 2008. These gains were recognized for financial reporting purposes in the respective years they were realized, but are deferred for tax purposes until the notes or other amounts received from the sale of the related investments are collected in cash. See "—Other Matters—Regulated Investment Company Status" above. To the extent that installment sale gains are deferred for recognition in taxable income, Allied Capital pays interest to the IRS. Installment-related interest expense for the years ended December 31, 2008, 2007 and 2006, was

$7.7 million, $5.8 million and $0.9 million, respectively. This interest is included in interest expense in Allied Capital's consolidated statement of operations.

  Financial Condition, Liquidity and Capital Resources

        At September 30, 2009 and December 31, 2008 and 2007, Allied Capital's cash and investments in money market and other securities, total assets, total debt outstanding, total stockholders' equity, debt to equity ratio and asset coverage for senior indebtedness were as follows:

		December 31,
	September 30, 2009
($ in millions)		2008	2007
Cash and investments in money market and other securities (including money market and other securities: 2009—$90.0; 2008—$0.3, 2007—$201.2)	$153.4	$50.7	$204.8
Total assets	$2,840.2	$3,722.2	$5,214.6
Total debt outstanding	$1,636.5	$1,945.0	$2,289.5
Total shareholders' equity	$1,201.3	$1,718.4	$2,771.8
Debt to equity ratio	1.33	1.13	0.83
Asset coverage ratio(1)	175%	188%	221%

(1)
As a BDC, Allied Capital generally is required to maintain a minimum ratio of 200% of total assets to total borrowings in order to incur additional indebtedness, declare dividends or other distributions or repurchase shares of Allied Capital common stock.

        At September 30, 2009, Allied Capital's asset coverage ratio was 175%, and it remained precluded under the Investment Company Act from incurring additional indebtedness, declaring dividends or other distributions to its stockholders or repurchasing shares of its common stock until such time as its asset coverage would be at least 200%. In addition, Allied Capital generally is not able to issue and sell its common stock at a price below net asset value per share without the approval of its stockholders. Allied Capital's common stock currently is trading at a price below its net asset value of $6.70 per share as of September 30, 2009.

        Allied Capital may continue to engage in a variety of activities as a means to improve its asset coverage ratio and net asset value, which may include but are not limited to: continuing to sell assets to generate capital to retire debt; refinancing or repurchasing, at par or at a discount, its outstanding debt; and foregoing or limiting dividend payments in order to retain capital. Allied Capital also plans to continue to carefully manage its employee and administrative expenses. There can be no assurance that Allied Capital will be able to increase its asset coverage ratio or net asset value.

        During the nine months ended September 30, 2009, Allied Capital paid $30.1 million to repurchase certain of its 6.625% Notes due 2011 which had a face value of $80.1 million and $20.2 million to repurchase certain of its 6.000% Notes due 2012 which had a face value of $54.4 million. In the third quarter of 2009, Allied Capital repaid $174 million of its privately issued unsecured notes payable.

        During the nine months ended September 30, 2009, Allied Capital sold or had repayments on portfolio investments that generated $650.8 million of cash proceeds. These asset sales have been completed under distressed conditions in a very difficult market and consequently Allied Capital has realized net losses upon their disposition. See "—Realized Gains and Losses" above. Allied Capital expects to complete additional asset sales throughout the course of the year and, given the challenging market and Allied Capital's desire to sell assets to generate liquidity, it may incur additional realized losses upon such dispositions. Allied Capital expects that the cash generated from asset sales and repayments will be used to repay indebtedness and provide ongoing liquidity.

        Cash generated from the portfolio includes cash flow from net investment income and net realized gains and principal collections related to investment repayments or sales. Cash flow provided by Allied Capital's operating activities before new investment activity for the nine months ended September 30, 2009 and the years ended December 31, 2008, 2007 and 2006, was as follows:

		December 31,
	September 30, 2009
($ in millions)		2008	2007	2006
Net cash provided by (used in) operating activities	$302.2	$298.5	$(112.2)	$(597.5)
Add: portfolio investments funded	118.1	1,019.8	1,846.0	2,257.8

Total cash provided by operating activities before new investments	$420.3	$1,318.3	$1,733.8	$1,660.3

        Allied Capital has generated a substantial amount of cash from its operating activities before new portfolio investments, which includes principal collections from investment repayments and exits, over the past three years. Given the severe economic recession in the United States, Allied Capital believes that its cash flows from investment exits for 2009 will be lower than prior years when the economy was more robust. Allied Capital believes, however, that it will generate sufficient cash flow to fund its operations and meet its scheduled debt service requirements, although there can be no assurance that Allied Capital will generate sufficient cash flow.

        At December 31, 2008 and 2007, the value and yield of the cash and investments in money market and other securities were as follows:

			December 31,
	September 30, 2009
			2008		2007
($ in millions)	Value	Yield	Value	Yield	Value	Yield
Money market and other securities	$90.0	—%	$0.3	1.7%	$201.2	4.6%
Cash	62.7	0.1%	50.4	0.1%	3.6	2.9%

Total	$152.7	0.0%	$50.7	0.1%	$204.8	4.6%

        Allied Capital invests otherwise uninvested cash in U.S. government- or agency-issued or guaranteed securities that are backed by the full faith and credit of the United States or in high quality, short-term securities. Allied Capital places its cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit.

        Allied Capital evaluates its interest rate exposure on an ongoing basis. Generally, Allied Capital seeks to fund its primarily fixed-rate debt portfolio and its equity portfolio with fixed-rate debt or equity capital. To the extent deemed necessary, Allied Capital may hedge variable and short-term interest rate exposure through interest rate swaps or other techniques.

        During the nine months ended September 30, 2008, Allied Capital sold new equity of $402.5 million in public offerings. In addition, for the nine months ended September 30, 2008, stockholders' equity increased through capital share transactions by $4.6 million through the exercise of stock options, the collection of notes receivable from the sale of common stock and the issuance of shares through Allied Capital's dividend reinvestment plan. Stockholders' equity also increased by $26.4 million during the nine months ended September 30, 2008 as a result of the distribution of the Allied Capital common stock held in deferred compensation trusts.

        During the years ended December 31, 2008, 2007 and 2006, Allied Capital sold new equity of $402.5 million, $171.3 million and $295.8 million, respectively, in public offerings. In addition, stockholders' equity increased by $5.4 million, $31.5 million and $27.7 million through the exercise of stock options, the collection of notes receivable from the sale of common stock and the issuance of shares through Allied Capital's dividend reinvestment plan during the years ended December 31, 2008, 2007 and 2006, respectively. Stockholders' equity also increased by $26.4 million during the year ended December 31, 2008 as a result of the distribution of the Allied Capital common stock held in deferred compensation trusts. For the year ended December 31, 2007, stockholders' equity decreased by $52.8 million for the cash portion of the option cancellation payment made in connection with Allied Capital's tender offer. See "—Stock Option Expense" and "—Options Cancelled in Connection with Tender Offer." See Note 8, "Employee Compensation Plans," and Note 13, "Financial Highlights" from the notes to Allied Capital's consolidated financial statements for the year ending December 31, 2008 for further detail on the change in stockholders' equity for the periods.

        At September 30, 2009 and December 31, 2008 and 2007, Allied Capital had outstanding debt as follows:

						December 31,
	September 30, 2009
						2008				2007
($ in millions)	Facility Amount	Amount Outstanding at Par		Annual Interest Cost(1)		Facility Amount	Amount Outstanding at Par	Annual Interest Cost(1)		Facility Amount	Amount Outstanding at Par	Annual Interest Cost(1)
Notes payable:
Privately issued secured notes payable(5)	$841.0	$841.0	(6)	13.8%		$1,015.0	$1,015.0	7.8%		$1,042.2	$1,042.2	6.1%
Publicly issued unsecured notes payable	745.5	745.5		6.7%		880.0	880.0	6.7%		880.0	880.0	6.7%

Total notes payable	1,586.5	1,586.5		10.5%		1,895.0	1,895.0	7.3%		1,922.2	1,922.2	6.4%
Bank secured term debt (former revolver)(4)	50.0	50.0		17.0	%(2)	632.5	50.0	4.3	%(3)	922.5	367.3	5.9	%(3)

Total debt	$1,636.5	$1,636.5		10.7	%(3)	$2,527.5	$1,945.0	7.7	%(4)	$2,844.7	$2,289.5	6.5	%(4)

(1)
The weighted average annual interest cost is computed as the (a) annual stated interest on the debt, plus the annual amortization of commitment fees, other facility fees and the amortization of debt financing costs and original issue discount that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

(2)
The annual interest cost reflects the interest rate payable for borrowings under the revolving line of credit in effect at the balance sheet date. In addition to the current interest rate payable, there were annual costs of commitment fees, other facility fees and amortization of debt financing costs of $4.3 million at September 30, 2009, $8.5 million at December 31, 2008 and $3.7 million at December 31, 2007 .

(3)
The annual interest cost for total debt includes the annual cost of commitment fees, other facility fees and amortization of debt financing costs on the bank term debt regardless of the amount outstanding on the facility as of the balance sheet date. The annual interest cost reflects the facilities in place on the balance sheet date.

(4)
During the three months ended September 30, 2009, the commitments under the facility were reduced to $50.0 million subsequent to the funding of $46.0 million to Ciena securitizations in lieu of draws under letters of credit issued under the facility. At December 31, 2008 and 2007, $460.2 million and $496.7 million, respectively, remained unused on the revolving line of credit, net of amounts committed for standby letters of credit of $122.3 million and $58.5 million, respectively, issued under the credit facility.

(5)
In the third quarter of 2009, Allied Capital completed the restructuring of its private notes.

(6)
The notes payable on the consolidated balance sheet are shown net of OID of approximately $42.6 million as of September 30, 2009.

  Debt Restructure

        On August 28, 2009, Allied Capital completed a comprehensive restructuring of its private notes, or "the Notes," and its bank facility, or the "Facility." Beginning in January 2009, Allied Capital engaged in discussions with the revolving line of credit lenders, or "the Lenders," and the private noteholders, or "the Noteholders," to seek relief under certain terms of both the Facility and the Notes due to certain covenant defaults. As of December 31, 2008, Allied Capital's asset coverage was less than the 200% then required by the revolving credit facility and the private notes. Asset coverage generally refers to the percentage resulting from assets less accounts payable and other liabilities, divided by total debt.

        In connection with the restructuring, Allied Capital granted the Noteholders and the Lenders a pari-passu blanket lien on a substantial portion of its assets, including a substantial portion of the assets of its consolidated subsidiaries.

        The financial covenants applicable to the Notes and the Facility were modified as part of the restructuring. The consolidated debt to consolidated shareholders' equity covenant and the capital maintenance covenant were both eliminated. The asset coverage ratio was set at 1.35:1 initially, increasing to 1.4:1 at June 30, 2010 and to 1.55:1 at June 30, 2011 and maintained at that level thereafter. A new covenant, total adjusted assets to secured debt, was set at 1.75:1 initially, increasing to 2.0:1 at June 30, 2010 and to 2.25:1 at June 30, 2011 and maintained at that level thereafter. The ratio of adjusted EBIT to adjusted interest expense was set at 1.05:1 initially, decreasing to 0.95:1 at December 31, 2009, 0.80:1 at March 31, 2010 and 0.75:1 at June 30, 2010. The covenant will then be increased to 0.80:1 on December 31, 2010 and 0.95:1 on December 31, 2011 and maintained at that level thereafter. At September 30, 2009, Allied Capital was in compliance with these financial covenants.

        The Notes and Facility impose certain limitations on Allied Capital's ability to incur additional indebtedness, including precluding Allied Capital from incurring additional indebtedness unless the asset coverage of all of its outstanding indebtedness is at least 200%. Pursuant to the Investment Company Act, Allied Capital is not permitted to issue indebtedness unless immediately after such issuance it has asset coverage of all outstanding indebtedness of at least 200%. At September 30, 2009, Allied Capital's asset coverage ratio was 175%, which is less than the 200% threshold. As a result, Allied Capital will not be able to issue additional indebtedness until such time as its asset coverage returns to at least 200%.

        Allied Capital is required to apply 50% of all net cash proceeds from asset sales to the repayment of the Notes and 6% of all net cash proceeds from asset sales to the repayment of the Facility, subject to certain conditions and exclusions. In the case of certain events of default, Allied Capital would be required to apply 100% of all net cash proceeds from asset sales to the repayment of its secured lenders. Under the new agreements, subject to a limit and certain liquidity restrictions, Allied Capital may repurchase its public debt; however, Allied Capital is prohibited from repurchasing its common stock and may not pay dividends in excess of the minimum it reasonably believe is required to maintain its tax status as a RIC. In addition, upon the occurrence of a change of control (as defined in the note agreement and credit agreement), the Noteholders have the right to be prepaid in full and Allied Capital is required to repay in full all amounts outstanding under the Facility.

        The note agreement and credit agreement provide for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, cross-defaults, bankruptcy events and failure to pay judgments. Certain of these events of default are subject to notice and cure periods or materiality thresholds. Pursuant to the terms of the Notes, the occurrence of an event of default generally permits the holders of more than 50% in principal amount of outstanding Notes to accelerate repayment of all amounts due thereunder. The occurrence of an event of default would generally permit the administrative agent for the lenders under the Facility, or the holders of more than

51% of the aggregate principal debt outstanding under the Facility, to accelerate repayment of all amounts outstanding thereunder. Pursuant to the Notes, during the continuance of an event of default, the rate of interest applicable to the Notes would increase by 200 basis points. Pursuant to the terms of the Facility, during the continuance of an event of default, the applicable spread on any borrowings outstanding under the Facility would increase by 200 basis points.

        In connection with the restructuring, Allied Capital recorded a loss on the extinguishment of debt of $117.5 million. In addition to the $11 million of previously deferred unamortized debt costs associated with the Notes and Facility, Allied Capital incurred and paid costs to the lenders of $146 million and other third party advisory and other fees of approximately $26 million in connection with the restructuring. Approximately $20 million of the restructuring costs were deferred and are being amortized into interest expense over the life of the Notes and Facility. In addition, Allied Capital recorded approximately $45 million of OID related to the restructuring of the Notes, which is being amortized into interest expense over the life of the Notes. After giving effect to the restructuring and the recording of the loss, Allied Capital estimates that the weighted average interest cost, including amortization of the deferred debt cost and OID, for the Notes is approximately 13.75% and for the Facility is approximately 17%. The loss on extinguishment of debt is comprised of the following:

($ in millions)
Previously deferred unamortized costs	$11.3
Fees paid to Noteholders/Lenders	145.9
Advisory and other fees paid	26.0
Costs deferred and amortizing into interest expense	(20.3)
OID recorded and amortizing into interest expense	(45.4)

Loss on extinguishment of debt	$117.5

        Privately Issued Notes Payable.    Allied Capital had $1,015.0 million of Notes outstanding at June 30, 2009. Allied Capital made principal payments on the Notes at and prior to the closing of the restructuring and had $841.0 million of Notes outstanding following the closing of the restructuring.

        In connection with the restructuring, the existing Notes were exchanged for three new series of Notes containing the following terms:

($ in millions)	Principal Amount	Maturity Dates	Annual Stated Interest Rate Through December 31, 2009(1)	Annual Stated Interest Rate Beginning January 1, 2010(1)	Annual Stated Interest Rate Beginning January 1, 2011(1)	Annual Stated Interest Rate Beginning January 1, 2012(1)
Series A	$253.8	June 15, 2010	8.50%	9.25%	N/A	N/A
Series B	$253.8	June 15, 2011	9.00%	9.50%	9.75%	N/A
Series C	$333.5	March 31 & April 1, 2012	9.50%	10.00%	10.25%	10.75%

(1)
The Notes generally require payment of interest quarterly.

        Allied Capital made various cash payments in connection with the restructuring of its Notes. Allied Capital paid an amendment fee at closing of $15.2 million. In addition, Allied Capital paid a make-whole fee of $79.7 million related to a contractual provision in the old Notes. Due to the payment of this make-whole fee, the new Notes have no significant make-whole requirement. Allied Capital also paid a restructuring fee of $50.0 million at closing, which will be applied toward the principal balance of the Notes if the Notes are refinanced in full on or before January 31, 2010.

        Bank Facility.    At June 30, 2009, Allied Capital had an unsecured revolving line of credit that was due to expire on April 11, 2011. The Facility was restructured from a revolving facility to a term facility maturing on November 13, 2010. Total commitments under the Facility were reduced at closing to

$96.0 million from $115.0 million prior to closing. At closing, there were $50.0 million of borrowings and $46.0 million of standby letters of credit, or "LCs," outstanding under the Facility. The $46.0 million of LCs terminated and/or expired prior to September 30, 2009, and the commitments under the Facility were reduced by a commensurate amount. As a result, the total commitment and outstanding balance was $50.0 million at September 30, 2009.

        Borrowings under the Facility bear interest at a floating rate of interest, subject to a floor. The floating rate spread increases by 0.5% per annum beginning on January 1, 2010 and continuing through maturity. At closing, the interest rate on the Facility was 8.5% per annum. The Facility requires the payment of a commitment fee equal to 0.50% per annum of the committed amount. In addition, Allied Capital agreed to pay an amendment fee at closing of $1.0 million, and a restructuring fee payable on January 31, 2010 equal to 1.0% of the outstanding borrowings on such date if the Facility remains outstanding. The Facility generally requires payments of interest no less frequently than quarterly.

        Publicly Issued Unsecured Notes Payable.    At September 30, 2009, Allied Capital had outstanding publicly issued unsecured notes as follows:

($ in millions)	Amount	Maturity Date
6.625% Notes due 2011	$319.9	July 15, 2011
6.000% Notes due 2012	195.6	April 1, 2012
6.875% Notes due 2047	230.0	April 15, 2047

Total	$745.5

        The 6.625% Notes due 2011 and the 6.000% Notes due 2012 require payment of interest only semi-annually and all principal is due upon maturity. Allied Capital has the option to redeem these notes in whole or in part, together with a redemption premium, as stipulated in the notes. In addition, Allied Capital may purchase these notes in the market at par or at a discount to the extent permitted by the Investment Company Act. During the nine months ended September 30, 2009, Allied Capital paid $30.1 million to repurchase certain of the 6.625% Notes due 2011 which had a face value of $80.1 million and $20.2 million to repurchase certain of the 6.000% Notes due 2012 which had a face value of $54.4 million. After recognizing the remaining unamortized original issue discount associated with the notes repurchased, Allied Capital recognized a net gain on repurchase of debt of $83.5 million for the nine months ended September 30, 2009.

        The 6.875% Notes due 2047 require payment of interest only quarterly and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time on or after April 15, 2012, at par, and upon the occurrence of certain tax events as stipulated in the notes.

        Allied Capital has certain financial and operating covenants that are required by the publicly issued unsecured notes payable. Allied Capital is not permitted to issue indebtedness unless immediately after such issuance it has asset coverage of all outstanding indebtedness of at least 200% as required by the Investment Company Act. At September 30, 2009, Allied Capital's asset coverage ratio was 175%, which is less than the 200% requirement. As a result, under the publicly issued unsecured notes payable, Allied Capital will not be able to issue indebtedness until such time as its asset coverage returns to at least 200%.

        Contractual Obligations.    The following table shows Allied Capital's significant contractual obligations for the repayment of debt and payment of other contractual obligations as of September 30, 2009.

		Payments Due By Year
($ in millions)	Total	2009	2010	2011	2012	2013	After 2013
Privately issued secured notes payable	$841.0	$—	$253.7	$253.8	$333.5	$—	$—
Publicly issued unsecured notes payable	745.5	—	—	319.9	195.6	—	230.0
Bank secured term debt (former revolver)(1)	50.0	—	50.0	—	—	—	—
Operating leases	11.8	1.2	4.4	1.7	1.7	1.7	1.1

Total contractual obligations	$1,648.3	$1.2	$308.1	$575.4	$530.8	$1.7	$231.1

(1)
At September 30, 2009, $50.0 million was borrowed on the bank term debt and there were no outstanding standby letters of credit.

  Off-Balance Sheet Arrangements

        In the ordinary course of business, Allied Capital has issued guarantees and has extended standby letters of credit through financial intermediaries on behalf of certain portfolio companies. Allied Capital generally has issued guarantees and has obtained standby letters of credit under its line of credit for the benefit of counterparties to certain portfolio companies. Under these arrangements, Allied Capital would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations or if the expiration dates of the letters of credit are not extended. The following table shows Allied Capital's guarantees and standby letters of credit that may have the effect of creating, increasing or accelerating Allied Capital's liabilities as of September 30, 2009.

		Amount of Commitment Expiration Per Year
($ in millions)	Total	2009	2010	2011	2012	2013	After 2013
Guarantees	$9.1	$5.0	$3.2	$—	$0.1	$—	$0.8
Standby letters of credit(1)	—	—	—	—	—	—	—

Total commitments	$9.1	$5.0	$3.2	$—	$0.1	$—	$0.8

(1)
During the three months ended September 30, 2009, Allied Capital funded $46.0 million of standby letters of credit and the remaining standby letters of credit expired. As part of the debt restructure and subsequent to funding of $46.0 million under the standby letters of credit, the availability on the Facility, which could be used to fund the then outstanding standby letters of credit, was reduced to zero.

        In addition, Allied Capital had outstanding commitments to fund investments totaling $543.9 million at September 30, 2009, including $515.5 million related to private finance investments and $28.4 million related to commercial real estate finance investments. Outstanding commitments related to private finance investments included $352.2 million to the SL Fund. On October 30, 2009, Allied Capital sold its investment, including its outstanding commitments and the provision of management services, in the SL Fund to Ares Capital.

        Allied Capital intends to fund these commitments with existing cash and through cash flow from operations before new investments although there can be no assurance that Allied Capital will generate sufficient cash flow to satisfy these commitments. Should Allied Capital not be able to satisfy these commitments, there could be a material adverse effect on its financial condition, liquidity and results of operations.

  Recent Developments

        From September 30, 2009 through December 2, 2009, Allied Capital has collected additional cash proceeds totaling approximately $100 million. Allied Capital has also paid down an additional $107 million of private debt since September 30, 2009 and has cash and money market and other securities of approximately $366 million as of December 2, 2009.

Critical Accounting Policies

        Allied Capital's consolidated financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of Allied Capital's financial condition and results of operations and require management's most difficult, complex or subjective judgments. Allied Capital's critical accounting policies are those applicable to the valuation of investments, certain revenue recognition matters and certain tax matters as discussed below.

  Valuation of Portfolio Investments

        Allied Capital, as a BDC, has invested in illiquid securities including debt and equity securities of portfolio companies, CLO bonds and preferred shares/income notes, CDO bonds and investment funds. Allied Capital's investments may be subject to certain restrictions on resale and generally have no established trading market. Allied Capital values substantially all of its portfolio investments at fair value as determined in good faith by Allied Capital's board of directors in accordance with Allied Capital's valuation policy and the provisions of the Investment Company Act and ASC Topic 820, which includes the codification of the Statement. Allied Capital determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Allied Capital's valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests and that fair value for Allied Capital's investments must typically be determined using unobservable inputs. Allied Capital's valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio.

        Allied Capital adopted the standards in ASC Topic 820 on a prospective basis in the first quarter of 2008. These standards require Allied Capital to assume that the portfolio investment is to be sold in the principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with the standards, Allied Capital has considered its principal market, or the market in which Allied Capital exits its portfolio investments with the greatest volume and level of activity.

        Allied Capital has determined that for its buyout investments, where Allied Capital has control or could gain control through an option or warrant security, both the debt and equity securities of the portfolio investment would exit in the M&A market as the principal market, generally through a sale or recapitalization of the portfolio company. Allied Capital believes that the in-use premise of value (as defined in ASC Topic 820), which assumes the debt and equity securities are sold together, is appropriate as this would provide maximum proceeds to the seller. As a result, Allied Capital uses the enterprise value methodology to determine the fair value of these investments. Enterprise value means the entire value of the company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. Enterprise value is determined using various factors, including cash flow from operations of the portfolio company, multiples at which private companies are bought and sold and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company's equity securities, liquidation events or other events. Allied Capital allocates the enterprise value to these securities in order of the legal priority of the securities.

        While Allied Capital typically exits its securities upon the sale or recapitalization of the portfolio company in the M&A market, for investments in portfolio companies where Allied Capital does not have control or the ability to gain control through an option or warrant security, Allied Capital cannot typically control the exit of its investment into its principal market (the M&A market). As a result, in accordance with ASC Topic 820, Allied Capital is required to determine the fair value of these investments assuming a sale of the individual investment (the in-exchange premise of value) in a hypothetical market to a hypothetical market participant. Allied Capital continues to perform an enterprise value analysis for the investments in this category to assess the credit risk of the loan or debt security and to determine the fair value of Allied Capital's equity investment in these portfolio companies. The determined equity values are generally discounted when Allied Capital has a minority ownership position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time or other factors. For loan and debt securities, Allied Capital performs a yield analysis assuming a hypothetical current sale of the investment. The yield analysis requires Allied Capital to estimate the expected repayment date of the instrument and a market participant's required yield. Allied Capital's estimate of the expected repayment date of a loan or debt security may be shorter than the legal maturity of the instruments as Allied Capital's loans have historically been repaid prior to the maturity date. The yield analysis considers changes in interest rates and changes in leverage levels of the loan or debt security as compared to market interest rates and leverage levels. Assuming the credit quality of the loan or debt security remains stable, Allied Capital will use the value determined by the yield analysis as the fair value for that security. A change in the assumptions that Allied Capital uses to estimate the fair value of its loans and debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or a loan or debt security is in workout status, Allied Capital may consider other factors in determining the fair value of a loan or debt security, including the value attributable to the loan or debt security from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis.

        Allied Capital's equity investments in private debt and equity funds are generally valued based on the fund's net asset value, unless other factors lead to a determination of fair value at a different amount. The value of Allied Capital's equity securities in public companies for which quoted prices in an active market are readily available is based on the closing public market price on the measurement date.

        The fair value of Allied Capital's CLO/CDO Assets is generally based on a discounted cash flow model that utilizes prepayment, re-investment, loss and ratings assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar bonds and preferred shares/income notes, when available. Allied Capital recognizes unrealized appreciation or depreciation on its CLO/CDO Assets as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment, re-investment, loss or ratings assumptions in the underlying collateral pool or changes in redemption assumptions for the CLO/CDO Assets, if applicable. Allied Capital determines the fair value of its CLO/CDO Assets on an individual security-by-security basis. If Allied Capital were to sell a group of these CLO/CDO Assets in a pool in one or more transactions, the total value received for that pool may be different than the sum of the fair values of the individual assets.

        Allied Capital records unrealized depreciation on investments when it determines that the fair value of a security is less than its cost basis and records unrealized appreciation when it determines that the fair value is greater than its cost basis. Because of the inherent uncertainty of valuation, the values determined at the measurement date may differ significantly from the values that would have been used had a ready market existed for the investments and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the values determined at the measurement date. In accordance with ASC Topic 820 (discussed below), Allied Capital does not consider a transaction price that is associated with a transaction that is not orderly to be indicative of fair value or market participant risk premiums and accordingly would place little, if any, weight on transactions that are not orderly in determining fair value. When considering recent potential or completed transactions, Allied Capital uses judgment in determining if such offers or transactions were pursuant to an orderly process for purposes of determining how much weight is placed on these data points in accordance with the applicable guidelines in ASC Topic 820.

        See "—Results of Operations—Comparison of the Three and Nine Months Ended September 30, 2009 and 2008—Valuation Methodology" above for more discussion on portfolio valuation.

        Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized and include investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. Net change in unrealized appreciation or depreciation also reflects the change in the value of U.S. Treasury bills, when applicable, and depreciation on accrued interest and dividends receivable and other assets where collection is doubtful.

        Interest and Dividend Income.    Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, Allied Capital will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. In general, interest is not accrued on loans and debt securities if Allied Capital has doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. Interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by Allied Capital depending on such company's capital requirements.

        When Allied Capital receives nominal cost warrants or free equity securities (nominal cost equity), it allocates its cost basis in its investment between debt securities and nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities. Loan origination fees, original issue discount and market discount are capitalized and then amortized into interest income using a method that approximates the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized original issue discount or market discount is recorded as a realized gain.

        The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

        Allied Capital recognizes interest income on the CLO preferred shares/income notes using the effective interest method, based on the anticipated yield that is determined using the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses, ratings or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the preferred shares/income notes from the date the estimated yield was changed. CLO and CDO bonds have stated interest rates. The weighted average yield on the CLO/CDO Assets is calculated as the (a) annual stated interest or the effective interest yield on the accruing bonds or the effective yield on the preferred shares/income notes, divided by (b) CLO/CDO Assets at value. The weighted average yields are computed as of the balance sheet date.

        Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are expected to be collected and to the extent that Allied Capital has the option to receive the dividend in cash. Dividend income on common equity securities is recorded on the record date for private companies or on the ex-dividend date for publicly traded companies.

  Fee Income

        Fee income includes fees for loan prepayment premiums, guarantees, commitments and services rendered by Allied Capital to portfolio companies and other third parties such as diligence, structuring, transaction services, management and consulting services and other services. Loan prepayment premiums are recognized at the time of prepayment. Guaranty and commitment fees are generally recognized as income over the related period of the guaranty or commitment, respectively. Diligence, structuring and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management, consulting and other services fees, including fund management fees, are generally recognized as income as the services are rendered. Fees are not accrued if Allied Capital has doubt about collection of those fees.

  Federal and State Income Taxes and Excise Tax

        Allied Capital has complied with the requirements of the Code that are applicable to RICs and REIT. Allied Capital and any of its subsidiaries that qualify as a RIC or a REIT intend to distribute or retain through a deemed distribution all of its annual taxable income to stockholders; therefore, Allied Capital has made no provision for income taxes, exclusive of excise taxes, for these entities.

        If Allied Capital does not distribute at least 98% of its annual taxable income in the year earned, it will generally be required to pay an excise tax equal to 4% of the amount by which 98% of its annual taxable income exceeds the distributions from such taxable income during the year earned. To the extent that Allied Capital determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, Allied Capital accrues excise taxes on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

        Income taxes for A.C. Corporation are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

  Recent Accounting Pronouncements

        In September 2006, the FASB issued Statement No. 157, which was primarily codified into ASC Topic 820, defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements.

        Allied Capital adopted this statement on a prospective basis beginning in the quarter ended March 31, 2008. The initial adoption of this statement did not have a material effect on Allied Capital's consolidated financial statements.

        ASC Topic 820 also includes the codification of Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP 157-4), which was issued by the FASB in April 2009. These provisions provide guidance on how to determine the fair value of assets under ASC Topic 820 in the current economic environment and reemphasize that the objective of a fair value measurement remains an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. These provisions state that a transaction price that is associated with a transaction that is not orderly is not determinative of fair value or market-participant risk premiums and companies should place little, if any, weight (compared with other indications of fair value) on transactions that are not orderly when estimating fair value or market risk premiums.

        Allied Capital adopted these provisions of ASC Topic 820 on a prospective basis beginning in the quarter ending March 31, 2009. The adoption of these provisions did not have a material effect on Allied Capital's consolidated financial statements.

  Subsequent Events (SFAS 165)

        In May 2009, the FASB issued SFAS 165, which was primarily codified into ASC Topic 855, which establishes general standards for reporting events that occur after the balance sheet date, but before financial statements are issued or are available to be issued. This standard requires the disclosure of the date through which an entity has evaluated subsequent events and whether that date represents the date the financial statements were issued or were available to be issued.

        Allied Capital adopted these provisions of Topic 855 in the quarter ended June 30, 2009. The adoption of these provisions did not have a material impact on Allied Capital's financial statements.

  Accounting for Transfers of Financial Assets (SFAS 166)

        In June 2009, the FASB issued SFAS 166, which has not yet been codified. SFAS 166 changes the conditions for reporting a transfer of a portion of a financial asset as a sale and requires additional year-end and interim disclosures. SFAS 166 is effective for fiscal years beginning after November 15, 2009. The implementation of SFAS 166 is not expected to have a material impact on Allied Capital's financial statements.

  Amendments to FASB Interpretation No. 46(R)

        In June 2009, the FASB issued SFAS 167, which will be codified into ASC Topic 810, Consolidation, or "SFAS 167," which amends the guidance on accounting for variable interest entities. SFAS 167 is effective for fiscal years beginning after November 15, 2009 and interim periods within that fiscal year. Allied Capital has not completed the process of evaluating the impact of adopting this standard.

        The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles (SFAS 168), which was primarily codified into ASC Topic 105, was issued by the FASB in July 2009. This standard establishes the FASB ASC, which will become the source of authoritative U.S. generally accepted accounting principles recognized by the FASB. This standard is effective for the period ending after September 15, 2009. The implementation of this standard is not expected to have a material impact on Allied Capital's financial statements.

Quantitative and Qualitative Disclosure about Market Risk

        Allied Capital's business activities contain elements of risk. Allied Capital considers the principal types of market risk to be fluctuations in interest rates. Allied Capital considers the management of risk essential to conducting its businesses. Accordingly, Allied Capital's risk management systems and procedures are designed to identify and analyze its risks, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs.

        Because Allied Capital borrows money to make investments, its net investment income is dependent upon the difference between the rate at which Allied Capital borrows funds and the rate at which it invests these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on Allied Capital's net investment income. In periods of rising interest rates, Allied Capital's cost of funds would increase, which would reduce its net investment income. Allied Capital uses a combination of long-term and short-term borrowings and equity capital to finance its investing activities. Allied Capital has historically used its revolving line of credit as a means to bridge to long-term financing. Allied Capital's long-term fixed-rate investments are financed primarily with long-term fixed-rate debt and equity. Allied Capital may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the Investment Company Act. Allied Capital has analyzed the potential impact of changes in interest rates on interest income net of interest expense.

        At December 31, 2008, 85% of Allied Capital's private finance loans and debt securities carried a fixed rate of interest and 15% carried a floating rate of interest. The mix of fixed and variable rate loans and debt securities in the portfolio may vary depending on the level of floating rate senior loans or unitranche debt in the portfolio at a given time.

        Assuming that the balance sheet as of December 31, 2008, were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates would have affected net income by approximately $7.6 million over a one year horizon. Although management believes that this measure is indicative of Allied Capital's sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect the net increase in net assets resulting from operations or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.

SENIOR SECURITIES OF ALLIED CAPITAL

        Information about Allied Capital's senior securities is shown in the following tables as of December 31 for the years indicated in the table and as of September 30, 2009, unless otherwise noted. The report of Allied Capital's independent registered public accounting firm, KPMG LLP, on the senior securities table as of December 31, 2008 is attached as an exhibit to this document. The "—" indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Privately Issued Notes Payable
1999	$419,000,000	$2,283	$—	N/A
2000	544,000,000	2,445	—	N/A
2001	694,000,000	2,453	—	N/A
2002	694,000,000	2,704	—	N/A
2003	854,000,000	3,219	—	N/A
2004	981,368,000	2,801	—	N/A
2005	1,164,540,000	3,086	—	N/A
2006(5)	1,041,400,000	2,496	—	N/A
2007(5)	1,042,200,000	2,211	—	N/A
2008(5)	1,015,000,000	1,883	—	N/A
September 30, 2009 (unaudited)(7)	840,974,488	1,754	—	N/A
Publicly Issued Unsecured Notes Payable
1999	$0	$0	$—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004	0	0	—	N/A
2005	0	0	—	N/A
2006(5)	650,000,000	2,496	—	$1,000
2007(5)	880,000,000	2,211	—	745
2008(5)	880,000,000	1,883	—	603
September 30, 2009 (unaudited)(7)	745,544,000	1,754	—	714
Revolving Lines of Credit/Bank Term Facility
1999	$82,000,000	$2,283	$—	N/A
2000	82,000,000	2,445	—	N/A
2001	144,750,000	2,453	—	N/A
2002	204,250,000	2,704	—	N/A
2003	0	0	—	N/A
2004	112,000,000	2,801	—	N/A
2005	91,750,000	3,086	—	N/A
2006	207,750,000	2,496	—	N/A
2007	367,250,000	2,211	—	N/A
2008	50,000,000	1,883	—	N/A
September 30, 2009 (unaudited)(7)	50,000,000	1,754	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
SBA Debentures(6)
1999	$62,650,000	$2,283	$—	N/A
2000	78,350,000	2,445	—	N/A
2001	94,500,000	2,453	—	N/A
2002	94,500,000	2,704	—	N/A
2003	94,500,000	3,219	—	N/A
2004	77,500,000	2,801	—	N/A
2005	28,500,000	3,086	—	N/A
2006	0	0	—	N/A
2007	0	0	—	N/A
2008	0	0	—	N/A
September 30, 2009 (unaudited)	0	0	—	N/A
Overseas Private Investment Corporation Loan
1999	$5,700,000	$2,283	$—	N/A
2000	5,700,000	2,445	—	N/A
2001	5,700,000	2,453	—	N/A
2002	5,700,000	2,704	—	N/A
2003	5,700,000	3,219	—	N/A
2004	5,700,000	2,801	—	N/A
2005	0	0	—	N/A
2006	0	0	—	N/A
2007	0	0	—	N/A
2008	0	0	—	N/A
September 30, 2009 (unaudited)	0	0	—	N/A
Auction Rate Reset Note
1999	$0	$0	$—	N/A
2000	76,598,000	2,445	—	N/A
2001	81,856,000	2,453	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004	0	0	—	N/A
2005	0	0	—	N/A
2006	0	0	—	N/A
2007	0	0	—	N/A
2008	0	0	—	N/A
September 30, 2009 (unaudited)	0	0	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Master Repurchase Agreement and Master Loan and Security Agreement
1999	$23,500,000	$2,283	$—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004	0	0	—	N/A
2005	0	0	—	N/A
2006	0	0	—	N/A
2007	0	0	—	N/A
2008	0	0	—	N/A
September 30, 2009 (unaudited)	0	0	—	N/A
Redeemable Cumulative Preferred Stock(6)
1999	$1,000,000	$225	$100	N/A
2000	1,000,000	242	100	N/A
2001	1,000,000	244	100	N/A
2002	1,000,000	268	100	N/A
2003	1,000,000	319	100	N/A
2004	0	0	—	N/A
2005	0	0	—	N/A
2006	0	0	—	N/A
2007	0	0	—	N/A
2008	0	0	—	N/A
September 30, 2009 (unaudited)	0	0	—	N/A
Non-Redeemable Cumulative Preferred Stock(6)
1999	$6,000,000	$225	$100	N/A
2000	6,000,000	242	100	N/A
2001	6,000,000	244	100	N/A
2002	6,000,000	268	100	N/A
2003	6,000,000	319	100	N/A
2004	0	0	—	N/A
2005	0	0	—	N/A
2006	0	0	—	N/A
2007	0	0	—	N/A
2008	0	0	—	N/A
September 30, 2009 (unaudited)	0	0	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as Allied Capital's consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit. The asset coverage ratio for a class of senior securities that is preferred stock is calculated as Allied Capital's consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness, plus the involuntary liquidation preference of the preferred stock (see footnote 3 below). The Asset Coverage Per Unit for preferred stock is expressed in terms of dollar amounts per share.

(3)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of Allied Capital in preference to any security junior to it.

(4)
Not applicable, except for publicly issued unsecured notes payable, as other senior securities are not registered for public trading. The average market value of the publicly issued unsecured notes payable is calculated as the weighted average face value of the notes. On December 14, 2009, the closing price of Allied Capital's $230 million 6.875% Notes due 2047 was $17.00 per share.

(5)
See Note 4 to Allied Capital's consolidated financial statements for the year ended December 31, 2008 for a description of the terms.

(6)
Issued by Allied Capital's small business investment company subsidiary to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the Investment Company Act. During 2006, Allied Capital's small business investment company, or "SBIC," subsidiary surrendered its SBIC license and was merged into its parent.

(7)
See Note 4 to Allied Capital's consolidated financial statements for the nine-months ending September 30, 2009 for a description of the terms.

PORTFOLIO COMPANIES OF ALLIED CAPITAL

        The following is a listing of each portfolio company or its affiliate, together referred to as "portfolio companies," in which Allied Capital had an equity investment at September 30, 2009. Percentages shown for each class of securities held by Allied Capital represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership. Percentages shown for equity securities other than warrants or options represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of the class of security Allied Capital may own assuming it exercises its warrants or options before dilution.

        The portfolio companies are presented in three categories: companies more than 25% owned, which represent portfolio companies where Allied Capital directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, is deemed controlled by it under the Investment Company Act; companies owned 5% to 25%, which represent portfolio companies where Allied Capital directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company or where it holds one or more seats on the portfolio company's board of directors and, therefore, is deemed to be an affiliated person under the Investment Company Act; and companies less than 5% owned, which represent portfolio companies where Allied Capital directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where it has no other affiliations with such portfolio company. Allied Capital makes available significant managerial assistance to its portfolio companies. It generally receives rights to observe the meetings of its portfolio companies' board of directors and may have one or more voting seats on their boards.

        For information relating to the amount and nature of Allied Capital's investments in portfolio companies, see its consolidated statement of investments at September 30, 2009, at pages F-122 to F-130.

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Allied Capital	Percentage of Class Held
PRIVATE FINANCE
Companies More Than 25% Owned
AGILE Fund I, LLC(1)	Private Equity Fund	Equity Interests	0.5%
1919 Pennsylvania Ave, N.W.
Washington, DC 20006
AllBridge Financial, LLC(1)	Real Estate	Class A Equity Interests	95.2%
13760 Noel Road	Finance Company
Suite 1100
Dallas, TX 75240
Allied Capital Senior Debt Fund, L.P.(1)(2)	Private Debt Fund	Class A-1 Limited
1919 Pennsylvania Ave, N.W.		Partnership Interest	41.0%
Washington, DC 20006
Avborne, Inc.(1)(7)	Aviation Services	Series B Preferred Stock	23.5%
PO Box 52-2602		Common Stock	27.2%
Miami, FL 33152
Avborne Heavy Maintenance, Inc.(1)(7)	Aviation Services	Common Stock	27.5%
PO Box 52-2602
Miami, FL 33152
Aviation Properties Corporation(1)	Aviation Services	Common Stock	100.0%
1919 Pennsylvania Avenue, N.W.
Washington, DC 20006

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Allied Capital	Percentage of Class Held
Border Foods, Inc.(1)	Mexican Ingredient & Food	Series A Preferred Stock	100.0%
4065 J Street SE	Product Manufacturer	Series A Common Stock	80.0%
Deming, NM 88030		Series B Common Stock	100.0%
Calder Capital Partners, LLC	Private Investment Firm	Equity Interests	100.0%
321 North Clark Street, Suite 1425
Chicago, IL 60654
Callidus Capital Corporation(1)(4)	Asset Manager and	Common stock	100.0%
520 Madison Avenue	Finance Company
New York, NY 10022
Ciena Capital LLC(1)	Real-Estate Secured	Class B Equity Interests	100.0%
1515 Broadway	Lender	Class C Equity Interests	94.9%
New York, NY 10036		Equity Interest in Ciena
		Subsidiary(3)	20.0%
CitiPostal Inc.(1)	Document Storage and	Common Stock	63.1%
5 North 11th Street	Management
Brooklyn, NY 11211
Coverall North America, Inc.(1)	Corporate Cleaning	Common Stock	83.5%
5201 Congress Avenue	Service Provider
Suite 275
Boca Raton, FL 33487
CR Holding, Inc.(1)	Household Cleaning	Common Stock	75.4%
141 Venture Boulevard	Products
Spartanburg, SC 29306
Crescent Equity Corp.(1)(11)	Hotel Management	Common Stock	86.3%
1919 Pennsylvania Ave, N.W.	Company
Washington, DC 20006
Direct Capital Corporation(1)	Business Equipment	Class A Common Stock	58.6%
155 Commerce Way	Leasing
Portsmouth, NH 03801
Financial Pacific Company(1)	Commercial Finance	Series A Preferred Stock	86.3%
3455 South 344th Way	Leasing	Common Stock	85.8%
Suite 300
Federal Way, WA 98001
Hot Light Brands, Inc.(1)	Real Estate Holding	Common Stock	100.0%
11017 Gravois Industrial Court Dr.	Company
Unit C
St. Louis, MO 63128
Hot Stuff Foods, LLC(1)	Foodservice to	Class B Common Stock	95.6%
2930 W. Maple Street	Convenience Stores	Class A Common Stock	68.0%
Sioux Falls, SD 57118
Huddle House, Inc.(1)	Restaurant Franchisor	Common Stock	84.0%
5901-B Peachtree-Dunwoody Road NE
Suite B450
Atlanta, GA 30328
IAT Equity, LLC and Affiliates(1)	Industrial Distributor	Equity Interests	100.0%
1305 W. Jackson
Pasadena, TX 77506

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Allied Capital	Percentage of Class Held
Impact Innovations Group, LLC	Information Technology	Equity Interests in
2500 Northwinds Parkway	Services Provider	Affiliate(5)	50.0%
Suite 200
Alpharetta, GA 30004
Insight Pharmaceuticals Corporation	Marketer of Over-The-	Common Stock	25.5%
1170 Wheeler Way	Counter Pharmaceuticals
Suite 150
Langhorne, PA 19047
Knightsbridge CLO 2007-1 Ltd.(1)	CLO Fund	Income Notes	85.0%
520 Madison Avenue, 27th Floor
New York, NY 10022
Knightsbridge CLO 2008-1 Ltd.(1)	CLO Fund	Income Notes	80.0%
520 Madison Avenue, 27th Floor
New York, NY 10022
MVL Group, Inc.(1)	Market Research	Common Stock	56.1%
1061 E. Indiantown Road	Services
Suite 300
Jupiter, FL 33477
Penn Detroit Diesel Allison, LLC(1)	Distributor of Engines,	Equity Interests	75.9%
8330 State Road	Transmissions, and Parts
Philadelphia, PA 19136
Senior Secured Loan Fund LLC(1)(14)	Private Debt Fund	Equity Interests	87.5%
c/o Corporation Service Company
2711Centerville Road, Suite 400
Wilmington, DE 19808
Service Champ, Inc.(1)	Wholesale Distributor	Common Stock	54.8%
180 New Britain Boulevard	of Auto Parts
Chalfont, PA 18914
Stag-Parkway, Inc.(1)	Recreational Vehicle	Common Stock	100.0%
7095 Tradewater Parkway	Parts Distributor
Atlanta, GA 30336
Startec Equity, LLC(1)	Telecommunications	Equity Interests	100.0%
1919 Pennsylvania Avenue N.W.	Services
Washington, DC 20006
Companies 5% to 25% Owned
10th Street, LLC	Real Estate Holding	Equity Interests	10.0%
5 North 11th Street	Company	Option to Purchase
Brooklyn, NY 11211		Common Stock	50.1%
Air Medical Group Holdings LLC	Air Ambulance Service	Series A Preferred Equity
306 Davis Drive		Interests	5.6%
P.O. Box 768		Series B Preferred Equity
West Plains, MO 65775		Interests	5.4%
BB&T Capital Partners/Windsor
Mezzanine Fund, LLC	Private Equity Fund	Class A Equity Interests(6)	32.6%
101 N. Cherry Street
Suite 400
Winston-Salem, NC 27101

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Allied Capital	Percentage of Class Held
Driven Brands, Inc.	Franchisor of Car	Class A Common Stock	6.7%
128 South Tryon Street	Care Centers
Suite 900
Charlotte, NC 28202
Multi-Ad Services, Inc.	Marketing Services	Series A Preferred Equity Interests	14.4%
1720 W. Detweiller Drive		Class A Common Equity Interests	8.8%
Peoria, IL 61615
Pendum Acquisition, Inc.	Outsourced ATM	Common Stock	8.9%
4600 S. Ulster Street	Services Provider
Denver, CO 80237
Postle Aluminum Company, LLC	Aluminum Extrusions	Class B Equity Interests	86.3%
511 Pine Creek Court	Distributor and	Class X Equity Interests	100.0%
Elkhart, IN 46516	Manufacturer
Progressive International Corporation	Retail Kitchenware	Series A Redeemable
6111 S. 228th Street		Preferred Stock	14.3%
Kent, WA 98032		Class A Common Stock	1.0%
		Warrants to Purchase
		Class A Common Stock	42.3%
Regency Healthcare Group, LLC	Hospice Services	Class A Equity Interests	7.6%
100 Winner's Circle
Suite 120
Brentwood, TN 37027
SGT India Private Limited(1)	Software/Business Process	Common Stock	21.8%
5858 Westheimer Road	Developer
Houston, TX 77057
Soteria Imaging Services, LLC	Diagnostic Imaging	Class A Preferred Equity
9200 Leesgate Road	Facilities Operator	Interests	9.3%
Suite 101
Louisville, KY 40222
Universal Environmental Services, LLC	Used Oil Recycling	Preferred Equity
411 Dividend Drive		Interests	15.0%
Peachtree City, GA 30269
Companies Less Than 5% Owned
Augusta Sportswear Group, Inc.	Retail Athletic Apparel	Common Stock	1.6%
425 Park West Drive
Augusta, GA 30907
BenefitMall Holdings, Inc.	Insurance General Agency	Series B Common Stock(10)	84.9%
4851 LBJ Freeway, Suite 1100	to Small Businesses	Warrant to Purchase
Dallas, TX 75244		Class C Common Stock(10)	100.0%
Broadcast Electronics, Inc.	Radio Broadcast Equipment	Preferred Shares	12.0%
4100 North 24th Street	and Software Provider
Quincy, IL 62305
Callidus Debt Partners CLO Fund III, Ltd.(8)	CLO Fund	Preferred Shares	68.4%
520 Madison Avenue
New York, NY 10022
Callidus Debt Partners CLO Fund IV, Ltd.(8)	CLO Fund	Income Notes	38.5%
520 Madison Avenue
New York, NY 10022

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Allied Capital	Percentage of Class Held
Callidus Debt Partners CLO Fund V, Ltd.(8)	CLO Fund	Income Notes	43.1%
520 Madison Avenue
New York, NY 10022
Callidus Debt Partners CLO Fund VI, Ltd.(8)	CLO Fund	Income Notes	100.0%
520 Madison Avenue
New York, NY 10022
Callidus Debt Partners CLO Fund VII, Ltd.(8)	CLO Fund	Income Notes	50.9%
520 Madison Avenue
New York, NY 10022
Callidus MAPS CLO Fund I LLC(8)	CLO Fund	Income Notes	86.5%
520 Madison Avenue
New York, NY 10022
Callidus MAPS CLO Fund II, Ltd.(8)	CLO Fund	Income Notes	47.1%
520 Madison Avenue
New York, NY 10022
Carlisle Wide Plank Floors, Inc.	Wide Plank Wood Flooring	Common Stock	3.3%
1676 Route 9
Stoddard, NH 03464
Catterton Partners VI, L.P.	Private Equity Fund	Limited Partnership
599 West Putnam Avenue		Interest	0.6%
Greenwich, CT 06830
Commercial Credit Group, Inc.	Equipment Finance and	Series A-1 Preferred Stock	43.1%
121 West Trade Street	Leasing	Series B Preferred Stock	43.1%
Suite 2100		Series C Preferred Stock	86.3%
Charlotte, NC 28202		Series D Preferred Stock	44.8%
		Warrant to Purchase
		Common Stock(10)	24.4%
Cook Inlet Alternative Risk, LLC	Management Services	Equity Interests	3.2%
10 British American Boulevard
Latham, NY 12110
Cortec Group Fund IV, L.P.	Private Equity Fund	Limited Partnership
200 Park Avenue		Interest	2.5%
New York, NY 10166
Digital VideoStream, LLC	Media Post Production	Debt Convertible
2600 West Olive Avenue, Suite 100		into Equity Interests	20.8%
Burbank, CA 91505
DirectBuy Holdings, Inc.	Franchisor of Consumer	Equity Interests	4.6%
8450 Broadway	Buying Centers
Merrilville, IN 46410
Distant Lands Trading Co.	Provider of Premium	Series A-1 Common Stock	8.5%
801 Houser Way North	Coffee and Coffee	Class A Common Stock	3.4%
Renton, WA 98055	Beans
Dryden XVIII Leveraged Loan 2007 Limited	CLO Fund	Income Notes	80.0%
Prudential Investment Management
Four Gateway Center
Newark, NJ 07102
Dynamic India Fund IV	Fund Focused on Real	Equity Interests	5.4%
International Financial Services Limited	Estate in India
IFS Court, Twenty Eight
Cybercity, Ebene, Mauritius

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Allied Capital	Percentage of Class Held
EarthColor, Inc.	Full Service Commercial	Class B Common Stock(10)	86.3%
249 Pomeroy Road	Printer	Warrant to Purchase
Parsippany, NJ 07054		Class C Common Stock(10)	100.0%
eCentury Capital Partners, L.P.	Private Equity Fund	Limited Partnership
2 Wisconsin Circle		Interest(6)	25.0%
Suite 700
Chevy Chase, MD 20815
eInstruction Corporation	Provider of Student	Class A Common Stock	2.4%
308 N. Carroll Blvd.	Response Systems
Denton, TX 76201
Fidus Mezzanine Capital, L.P.	Private Equity Fund	Limited Partnership Interest(6)	29.0%
190 S LaSalle Street
Suite 2140
Chicago, IL 60603
Geotrace Technologies, Inc.	Oil and Gas Reservoir	Warrant to Purchase
1011 Highway 6 South	Analysis	Preferred Stock	7.8%
Suite 220		Warrant to Purchase
Houston, TX 77077		Common Stock	7.0%
Havco Wood Products LLC	Hardwood Flooring	Equity Interests	3.9%
3200 East Outer Road	Products Manufacturer
Scott City, MO 63780
Higginbotham Insurance Agency, Inc.	Insurance Brokerage Firm	Class B Common Stock(10)	86.3%
500 W. 13th Street		Warrant to purchase
Fort Worth, TX 76102		Class C Common Stock(10)	100.0%
The Homax Group, Inc.	Supplier of Branded	Preferred A Stock	0.1%
P.O. Box 5643	Consumer Products	Common Stock	0.1%
Bellingham, WA 98227		Warrant to Purchase
		Preferred Stock	1.0%
		Warrant to Purchase
		Common Stock	1.0%
Kodiak Fund LP	Real Estate Finance Fund	Equity Interests	1.5%
2107 Wilson Boulevard
Suite 400
Arlington, VA 22201
Network Hardware Resale, Inc.	Provider of Pre-Owned	Debt Convertible into
26 Castilian Drive	Networking Equipment	Common Stock	21.8%
Suite A
Santa Barbara, CA 93117
Novak Biddle Venture Partners III, L.P.	Private Equity Fund	Limited Partnership
7501 Wisconsin Avenue		Interest	2.4%
East Tower, Suite 1380
Bethesda, MD 20814
Performant Financial Corporation	Collections and	Common Stock	2.2%
333 N. Canyons Pkwy	Default Prevention
Suite 100	Services
Livermore, CA 94551
Reed Group, Ltd.	Healthcare Services and	Class A Equity Interests	4.0%
10155 Westmoor Drive	Publishing
Suite 210
Westminster, CO 80021

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Allied Capital	Percentage of Class Held
S.B. Restaurant Company	Restaurants	Series B Convertible
14241 Firestone Boulevard		Preferred Stock	2.1%
Suite 315		Warrants to Purchase
La Mirada, CA 90638		Series A Common Stock	11.5%
Slate Equity, LLC(13)	Oil and Gas Exploration	Equity Interest	0.4%
1919 Pennsylvania Ave, N.W.	Services
Washington, DC 20006
SPP Mezzanine Funding II, L.P.	Private Equity Fund	Limited Partnership
11350 Random Hills Road		Interest(6)	42.7%
Suite 800
Fairfax, VA 22030
Summit Energy Services, Inc.	Provider of Energy	Common Stock	2.0%
10350 Ormsby Park Place	Management and
Suite 400	Procurement Services
Louisville, KY 40223
Tappan Wire & Cable Inc.	Manufacturer and	Class B Common Stock(10)	86.3%
100 Bradley Parkway	Distributor of Cable	Warrant to Purchase
Blauvelt, NY 10913		Class C Common Stock(10)	100.0%
The Step2 Company, LLC	Manufacturer of Plastic	Preferred Equity Interests	2.8%
10010 Aurora-Hudson Road	Childrens and Home	Common Equity Interests	2.8%
Streetsboro, Ohio 44241	Products
TransAmerican Auto Parts, LLC	Auto Parts and	Preferred Equity Interests	1.2%
300 West Artesia Boulevard	Accessories Retailer	Common Equity Interests	1.2%
Compton, CA 90220	and Wholesaler
Venturehouse-Cibernet Investors, LLC	Third-Party Billing	Equity Interest	3.3%
509 Seventh Street, N.W.
Washington, DC 20004
WMA Equity Corporation and Affiliates(12)	Marketer of Children's	Common Stock	86.3%
31 West 34th Street, 11th Floor	Apparel
New York, NY 10001
Webster Capital II, L.P.	Private Equity Fund	Limited Partnership Interest	3.4%
950 Winter Street
Suite 4200
Waltham, MA 02451
Woodstream Corporation	Pest Control	Common Stock	3.9%
69 North Locust Street	Manufacturer
Lititz, PA 17543
COMMERCIAL REAL ESTATE FINANCE(9)
Aquila Binks Forest Development, LLC(1)	Real Estate Developer	Equity Interest	50.0%
15430 Endeavour Drive
Jupiter, FL 33478
MGP Park Place Equity, LLC	Commercial Real	Equity Interest	70.0%
6901 Rockledge Drive	Estate Development
Suite 230
Bethesda, MD 20817

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Allied Capital	Percentage of Class Held
WSA Commons LLC	Residential Real	Equity Interest	50.0%
400 Broadway	Estate Development
Cincinnati, OH 45202
WSALD-CEH, LLC(1)	Commercial Real	Equity Interest	50.0%
1919 Pennsylvania Ave, N.W.	Estate Developer
Washington, DC 20006
WSALD-NPH, LLC(1)	Commercial Real	Equity Interest	50.0%
1919 Pennsylvania Ave, N.W.	Estate Developer
Washington, DC 20006
Van Ness Hotel, Inc.(1)	Hotel	Common Stock	100.0%
1919 Pennsylvania Ave, N.W.
Washington, DC 20006

(1)
The portfolio company is deemed to be an affiliated person of Allied Capital under the Investment Company Act because Allied Capital holds one or more seats on the portfolio company's board of directors, is the general partner or is the managing member.

(2)
Allied Capital's affiliate holds 100% of the general partnership interests in the Senior Debt Fund. See "Management's Discussion and Analysis of Financial Condition and Results of Operations of Allied Capital—Portfolio and Investment Activity" above. Allied Capital holds 41.0% of the Class A-1 limited partnership interests in the Senior Debt Fund; however, it only owns 25.4% of the total limited partnership interests in the Senior Debt Fund.

(3)
Included in "Class C Equity Interests" in Allied Capital's Consolidated Statement of Investments.

(4)
Callidus owns 100% (subject to dilution) of Callidus Capital Management, LLC.

(5)
The affiliate holds subordinated debt issued by Impact Innovations Group, LLC. Allied Capital made an investment in and exchanged its existing subordinated debt for equity interests in the affiliate.

(6)
Limited partnership interests are non-voting.

(7)
Avborne, Inc. and Avborne Heavy Maintenance, Inc. are affiliated companies.

(8)
Callidus Capital Management, LLC is the manager of the fund (see Note 4 above).

(9)
These portfolio companies are included in "Commercial Real Estate Finance—Equity Interests" in Allied Capital's Consolidated Statement of Investments.

(10)
Common stock is non-voting. In addition to non-voting stock ownership, Allied Capital has an option to acquire a majority of the voting securities of the portfolio company at fair market value.

(11)
Crescent Equity Corp. holds investments in Crescent Hotels & Resorts, LLC, and affiliates.

(12)
WMA Equity Corporation and affiliates hold 25.4% of the equity interests in Wear Me Apparel LLC.

(13)
Included in "Other companies" in Allied Capital's Consolidated Statement of Investments.

(14)
Allied Capital sold these equity interests to Ares Capital on October 30, 2009.

MANAGEMENT OF ALLIED CAPITAL

        Allied Capital's board of directors oversees its management. The responsibilities of its board of directors include, among other things, the oversight of Allied Capital's investment activity, the quarterly valuation of Allied Capital's assets and oversight of Allied Capital's financing arrangements and corporate governance activities. Allied Capital's board of directors maintains an executive committee, board investment review committee, audit committee, compensation committee and corporate governance/nominating committee and may establish additional committees from time to time as necessary. The boards of directors of Allied Capital's consolidated subsidiaries are composed of all of Allied Capital's directors.

        The management of Allied Capital and its investment portfolio is the responsibility of various corporate committees, including the executive committee, the investment/finance committee, or "IFC," and the special assets sub-committee of the IFC. See "—Portfolio Management" below.

Structure of Board of Directors

        Allied Capital's board of directors is classified into three approximately equal classes serving three-year terms, with the term of office of only one of the three classes expiring each year. Directors serve until their successors are elected and qualified.

        Allied Capital's directors have been divided into two groups—interested directors and independent directors. Interested directors are "interested persons" of Allied Capital as defined in the Investment Company Act. Information regarding Allied Capital's board of directors at December 14, 2009, is as follows:

Name	Age	Position	Director Since(1)	Expiration of Term
Interested Directors
William L. Walton	60	Chairman of the Board	1986	2010
John M. Scheurer	57	Chief Executive Officer and President	2009	2012
Joan M. Sweeney	50	Managing Director and Senior Advisor to the Chief Executive Officer	2004	2010
Robert E. Long	78	Director	1972	2010
Independent Directors
Ann Torre Bates	51	Director	2003	2012
Brooks H. Browne	60	Director	1990	2010
John D. Firestone	66	Director	1993	2011
Anthony T. Garcia	53	Director	1991	2011
Lawrence I. Hebert	63	Director	1989	2011
Edward J. Mathias	68	Director	2008	2012
Alex J. Pollock	66	Director	2003	2012
Marc F. Racicot	61	Director	2005	2011
Laura W. van Roijen	57	Director	1992	2011

(1)
Includes service as a director of any of the predecessor companies of Allied Capital.

        Each director has the same address as Allied Capital: 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

Executive Officers

        Information regarding the named executive officers and executive officers of Allied Capital at December 14, 2009, is as follows:

Name	Age	Position
William L. Walton	60	Chairman of the Board
John M. Scheurer	57	Chief Executive Officer and President
Scott S. Binder	55	Managing Director and Head of Special Assets
Miriam G. Krieger	33	Executive Vice President, Chief Compliance Officer and Corporate Secretary
Norma R. Kuntz	33	Executive Vice President and Chief Valuation Officer
R. Dale Lynch	43	Executive Vice President and Director of Capital Markets
Robert M. Monk	43	Managing Director
Diane E. Murphy	56	Executive Vice President and Director of Human Resources
Penni F. Roll	44	Chief Financial Officer
Daniel L. Russell	44	Managing Director and Head of Private Finance
Joan M. Sweeney	50	Managing Director and Special Advisor to the Chief Executive Officer
John C. Wellons	37	Executive Vice President and Chief Accounting Officer

        Each executive officer has the same address as Allied Capital: 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

Biographical Information

        Allied Capital's directors have been divided into two groups—interested directors and independent directors. Interested directors are "interested persons" of Allied Capital as defined in the Investment Company Act.

  Interested Directors

        William L. Walton is the Chairman of the Board and an executive officer of Allied Capital. From 1997 until March 2009, Mr. Walton served as Allied Capital's Chairman, President and Chief Executive Officer. He has served as a director of Allied Capital or one of its predecessors since 1986. Mr. Walton's previous experience includes serving as a Managing Director of Butler Capital Corporation, as personal investment advisor to William S. Paley, founder of CBS, and as Senior Vice President in Lehman Brothers Kuhn Loeb's Merger and Acquisition Group. He also founded two education service companies—Language Odyssey and Success Lab. Mr. Walton currently serves on the boards of directors of the American Enterprise Institute, the U.S. Chamber of Commerce and the Financial Services Roundtable. He is also a member of the Trustees' Council of the National Gallery of Art.

        John M. Scheurer is Chief Executive Officer and President of Allied Capital and has been employed by Allied Capital since 1991. During his tenure with Allied Capital, Mr. Scheurer has held several leadership positions, most recently as a Managing Director and Head of Commercial Real Estate Finance. Mr. Scheurer also served as President of Allied Capital Commercial Corporation, a predecessor to Allied Capital, from 1993 until 1997.

        Joan M. Sweeney is a Managing Director and the Senior Advisor to the Chief Executive Officer. Until May 2009, she served as the Chief Operating Officer of Allied Capital and has been employed by Allied Capital since 1993. Prior to joining Allied Capital, Ms. Sweeney was employed by Ernst & Young, Coopers & Lybrand and the Division of Enforcement of the SEC.

        Robert E. Long has been the Chief Executive Officer and a director of GLB Group, Inc., an investment management firm, since 1997 and President of Ariba GLB Asset Management, Inc., the parent company of GLB Group, Inc., since 2005. He has been the Chairman of Emerald City Radio Partners, LLC since 1997. Mr. Long was the President of Business News Network, Inc. from 1995 to 1998, the Chairman and Chief Executive Officer of Southern Starr Broadcasting Group, Inc. from 1991 to 1995 and a director and the President of Potomac Asset Management, Inc. from 1983 to 1991. Mr. Long is a director of AmBase Corporation, CSC Scientific, Inc. and Advanced Solutions International, Inc.

  Independent Directors

        Ann Torre Bates has been a strategic and financial consultant since 1997. From 1995 to 1997, Ms. Bates served as Executive Vice President, CFO and Treasurer of NHP, Inc., a national real estate services firm. From 1991 to 1995, Ms. Bates was Vice President and Treasurer of US Airways. She currently serves on the boards of Franklin Mutual Series Funds, the Franklin Mutual Recovery Fund, the Franklin Templeton Funds and SLM Corporation (Sallie Mae).

        Brooks H. Browne has been a private investor since 2002. Mr. Browne was the President of Environmental Enterprises Assistance Fund from 1993 to 2002 and served as a director from 1991 to 2005. He currently serves as Chairman of the Board for Winrock International, a non-profit organization.

        John D. Firestone has been a Partner of Secor Group, a venture capital firm, since 1978. Mr. Firestone has also served as a director of Security Storage Company of Washington, DC, since 1978. He is currently a director of Cuisine Solutions, Inc. and several non-profit organizations.

        Anthony T. Garcia has been a faculty member at a private school since March 2008. Previously, Mr. Garcia was a private investor from March 2007 and Vice President of Finance of Kirusa, a developer of mobile services, from January to March 2007. Mr. Garcia was a private investor from 2003 through 2006. Mr. Garcia was Vice President of Finance of Formity Systems, Inc., a developer of software products for business management of data networks, from 2002 through 2003. Mr. Garcia was a private investor from 2000 to 2001, the General Manager of Breen Capital Group, an investor in tax liens, from 1997 to 2000 and a Senior Vice President of Lehman Brothers Inc. from 1985 to 1996.

        Lawrence I. Hebert is Chairman of Dominion Advisory Group, LLC and served as Senior Advisor at PNC Bank from 2005 to 2007. He served as a director and President and Chief Executive Officer of Riggs Bank N.A., a subsidiary of Riggs National Corporation, from 2001 to 2005. Mr. Hebert also served as Chief Executive Officer of Riggs National Corporation during 2005 and served as a director of Riggs National Corporation from 1988 to 2005. Mr. Hebert served as a director of Riggs Investment Advisors and Riggs Bank Europe Limited (both indirect subsidiaries of Riggs National Corporation). Mr. Hebert previously served as Vice Chairman from 1983 to 1998, President from 1984 to 1998 and Chairman and Chief Executive Officer from 1998 to 2001 of Allbritton Communications Company.

        Edward J. Mathias has served as a Managing Director of The Carlyle Group, a global private equity firm, since 1994. From 1971 to 1993, Mr. Mathias served as Managing Director and Board Member of T. Rowe Price Associates, Inc., an investment management firm. Mr. Mathias presently serves as a Trustee of the University of Pennsylvania and as a member of the Penn Investment Board that oversees the University's endowment. He serves on the Howard Hughes Medical Institute's Investment Advisory Committee. Mr. Mathias is also a director of NexCen Brands, Inc., Victory Acquisition Corp. and Triple Crown Acquisition Corp.

        Alex J. Pollock has been a Resident Fellow at the American Enterprise Institute since 2004. He was President and Chief Executive Officer of the Federal Home Loan Bank of Chicago from 1991 to 2004. He currently serves as a director of the CME Group, Great Lakes Higher Education Corporation, the Great Books Foundation and the International Union for Housing Finance.

        Marc F. Racicot is an attorney and served as President and Chief Executive Officer of the American Insurance Association from August 2005 until February 2009. Prior to that, he was an attorney at the law firm of Bracewell & Giuliani, LLP from 2001 to 2005. He is a former Governor (1993 to 2001) and Attorney General (1989 to 1993) of the State of Montana. Mr. Racicot was appointed by President Bush to serve as the Chairman of the Republican National Committee from 2002 to 2003 and he served as Chairman of the Bush/Cheney Re-election Committee from 2003 to 2004. He presently serves on the Board of Directors for Burlington Northern Santa Fe Corporation, Massachusetts Mutual Life Insurance Company and the Board of Visitors for the University of Montana School of Law.

        Laura W. van Roijen has been a private investor since 1992. Ms. van Roijen was a Vice President at Citicorp from 1980 to 1990.

  Named Executive Officers and Executive Officers Who Are Not Directors

        Scott S. Binder, Managing Director and Head of Special Assets, has been employed by Allied Capital since 1997. He served as Chief Valuation Officer from 2003 to 2008. He served as a consultant to Allied Capital from 1991 until 1997. Prior to joining Allied Capital, Mr. Binder formed and was President of Overland Communications Group. He also served as a board member and financial consultant for a public affairs and lobbying firm in Washington, DC. Mr. Binder founded Lonestar Cablevision in 1986, serving as President until 1991. In the early 1980's, Mr. Binder worked for two firms specializing in leveraged lease transactions. From 1976 to 1981, he was employed by Coopers & Lybrand.

        Miriam G. Krieger, Executive Vice President, Chief Compliance Officer and Corporate Secretary, has been employed by Allied Capital since March 2008. Prior to joining Allied Capital, Ms. Krieger served as Senior Vice President and Chief Compliance Officer at MCG Capital Corporation from 2006 to 2008 and Vice President and Assistant General Counsel from 2004 to 2006. From 2001 to 2004, she was an associate in the Financial Services Group of the law firm of Sutherland Asbill & Brennan LLP.

        Norma R. Kuntz, Executive Vice President and Chief Valuation Officer, has been employed by Allied Capital since 2002 in various financial reporting and valuation functions, most recently as Senior Vice President.

        R. Dale Lynch, Executive Vice President and Director of Capital Markets, has been employed by Allied Capital since 2004. Prior to joining Allied Capital, Mr. Lynch was with Lehman Brothers Inc. in the Debt Capital Markets and Equity Research groups from 1997-2004. Prior to joining Lehman Brothers, Mr. Lynch held various investment banking and business development roles at Merrill Lynch and Deutsche Bank.

        Robert M. Monk, Managing Director, has been employed by Allied Capital since 1993. Prior to joining Allied Capital, Mr. Monk worked in the leveraged finance group at First Union Securities (currently Wachovia Securities).

        Diane E. Murphy, Executive Vice President and Director of Human Resources, has been employed by Allied Capital since 2000. Prior to joining Allied Capital, Ms. Murphy was employed by Allfirst Financial from 1982 to 1999 and served in several capacities, including head of the retail banking group in the Greater Washington Metro Region from 1994 to 1996, and served as the senior human resources executive from 1996 to 1999.

        Penni F. Roll, Chief Financial Officer, has been employed by Allied Capital since 1995. Ms. Roll is responsible for Allied Capital's financial operations. Prior to joining Allied Capital, Ms. Roll was employed by KPMG LLP in the firm's audit practice.

        Daniel L. Russell, Managing Director, has been employed by Allied Capital since 1998. Prior to joining Allied Capital, Mr. Russell was employed by KPMG LLP in the firm's financial services group.

        John C. Wellons, Executive Vice President and Chief Accounting Officer, has been employed by Allied Capital since April 2008. Prior to joining Allied Capital, Mr. Wellons was employed by MCG Capital Corporation, where he served as the Chief Accounting Officer from 2004 to April 2008, the Director of Financial Accounting from 2002 to 2004 and in other accounting roles from 2000 to 2002. Prior to this, Mr. Wellons was employed in the audit practice at Ernst & Young from 1996 to 2000.

Committees of Allied Capital's Board of Directors

        The board of directors of Allied Capital has established an executive committee, an audit committee, a compensation committee, a corporate governance/nominating committee and a board investment review committee. From time to time, Allied Capital's board may establish special purpose committees to address particular matters on behalf of the board. The audit committee, compensation committee and corporate governance/nominating committee each operate pursuant to a committee charter. The charter of each Committee is available on Allied Capital's web site at www.alliedcapital.com in the Investor Resources section and is also available in print to any stockholder or other interested party who requests a copy.

        The following table indicates the current members of the committees of Allied Capital's board of directors. All of the directors are independent directors, except for Messrs. Walton, Scheurer and Long and Ms. Sweeney, who are "interested persons" as defined in Section 2(a)(19) of the Investment Company Act.

	Executive Committee	Board Investment Review Committee	Audit Committee	Compensation Committee	Corporate Governance/ Nominating Committee
William L. Walton	Chair	Chair(1)
John M. Scheurer	Member	Member(1)
Ann Torre Bates		Member	Chair
Brooks H. Browne	Member	Member	Member	Member
John D. Firestone		Member		Member	Member
Anthony T. Garcia		Member	Member	Chair
Lawrence I. Hebert	Member	Member(1)		Member	Chair
Robert E. Long	Member	Member(1)
Edward J. Mathias	Member	Member		Member	Member
Alex J. Pollock	Member	Member(1)			Member
Marc F. Racicot	Member	Member		Member	Member
Joan M. Sweeney		Member
Laura W. van Roijen		Member	Member

(1)
Permanent member for 2009.

  The Executive Committee

        The executive committee has and may exercise those rights, powers and authority that Allied Capital's board of directors from time to time grants to it, except where action by the board is required by statute, an order of the SEC or Allied Capital's charter or bylaws. The executive committee met four times during 2008.

  The Board Investment Review Committee

        The board investment review committee reviews and approves certain types of investments made by Allied Capital. The board investment review committee is composed of five permanent members, who have been appointed to serve for the year, and three additional members, each of whom serves during at least one quarter during the year on a rotating schedule. The board investment review committee met 29 times during 2008.

  The Audit Committee

        The audit committee operates pursuant to a charter approved by Allied Capital's board of directors and meets the requirements of Section 3(a)(58)(A) of the Exchange Act. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist Allied Capital's board of directors in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of Allied Capital's financial statements, the adequacy of Allied Capital's system of internal controls, the review of the independence, qualifications and performance of Allied Capital's independent registered public accounting firm and the performance of Allied Capital's internal audit function. The audit committee met 14 times during 2008. None of the members of the audit committee is an "interested person" of Allied Capital as defined in Section 2(a)(19) of the Investment Company Act, pursuant to the requirements of the rules promulgated by the NYSE. In addition, Allied Capital's board of directors has determined that Ms. Bates and Messrs. Browne and Garcia are "audit committee financial experts" as defined under Item 407(d)(5) of Regulation S-K of the Exchange Act as each meets the requirements of Rule 10A-3 of the Exchange Act.

  The Compensation Committee

        The compensation committee approves the compensation of Allied Capital's executive officers and reviews the amount of salary and bonus for each of Allied Capital's other officers and employees. In addition, the compensation committee approves stock option grants for Allied Capital's officers under the Stock Option Plan and determines other compensation arrangements for employees. None of the members of the compensation committee is an "interested person" of Allied Capital as defined in Section 2(a)(19) of the Investment Company Act, pursuant to the requirements of the rules promulgated by the NYSE. The compensation committee met ten times during 2008.

  The Corporate Governance/Nominating Committee

        The corporate governance/nominating committee recommends candidates for election as directors to Allied Capital's board of directors and makes recommendations to the board as to Allied Capital's corporate governance policies. None of the members of the corporate governance/nominating committee is an "interested person" of Allied Capital as defined in Section 2(a)(19) of the Investment Company Act, pursuant to the requirements of the rules promulgated by the NYSE. The corporate governance/nominating committee met six times during 2008.

        The corporate governance/nominating committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted to the care of the Corporate Secretary in accordance with Allied Capital's bylaws, corporate governance policy and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to Allied Capital for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of common stock of Allied Capital owned, if any; and, a written consent of the individual to stand for election if nominated by Allied Capital's board of directors and to serve if elected by the stockholders.

Portfolio Management

        The management of Allied Capital and its investment portfolio is the responsibility of various corporate committees, including the executive committee, the IFC and the special assets sub-committee of the IFC. In addition, the board investment review committee approves certain investment decisions.

        Allied Capital's executive committee is responsible for, among other things, strategic direction, evaluation of corporate opportunities and assessment of organizational needs to align with Allied Capital's business model. The executive committee is chaired by John Scheurer, Allied Capital's CEO, and currently includes William Walton, Allied Capital's Chairman of the Board, Penni Roll, Allied Capital's CFO, Scott Binder, a Managing Director and Head of Special Assets, and Daniel Russell, a Managing Director and Head of Private Finance. The composition of the committee may change from time to time.

        Allied Capital's IFC is responsible for making investment and asset sale decisions and certain portfolio acquisition and disposition decisions. The IFC is chaired by John Scheurer, Allied Capital's CEO, and currently includes William Walton, Chairman of the Board (vice chairman of the committee), Penni Roll, Allied Capital's CFO, Scott Binder, Managing Director and Head of Special Assets, Robert Monk, Managing Director, Daniel Russell, Managing Director and Head of Private Finance, Susan Mayer, Managing Director, Dale Lynch, Executive Vice President, John Wellons, Chief Accounting Officer and two Principals on a rotating basis. The composition of the committee may change from time to time.

        In addition to approval by the IFC, each transaction that represents a commitment equal to or greater than $20 million, every buyout transaction and any other investment that in Allied Capital's judgment demonstrates unusual risk/reward characteristics also requires the approval of the board investment review committee. The board investment review committee is composed of five permanent members, who have been appointed to serve for the year, and three additional members, each of whom serve during at least one quarter during the year on a rotating schedule. See "Committees of Allied Capital's board of directors" above for the current membership.

        The special assets sub-committee of the IFC is responsible for review and oversight of the investment portfolio, including reviewing the performance of selected portfolio companies, overseeing portfolio companies in workout status, reviewing and approving certain modifications or amendments to or certain additional investments in existing portfolio companies, reviewing and approving certain actions by portfolio companies whose voting securities are more than 50% owned by Allied Capital, reviewing significant investment-related litigation matters where Allied Capital is a named party, approving related activities and reviewing and approving proxy votes with respect to Allied Capital's portfolio investments.

        From time to time Allied Capital will identify investments that require closer monitoring or become workout assets. Allied Capital develops a workout strategy for workout assets and the special assets sub-committee of the IFC gauges Allied Capital's progress against the strategy. The special assets sub-committee is chaired by John Scheurer, Allied Capital's CEO, and currently includes Scott Binder, Managing Director and Head of Special Assets (vice chairman of the committee), William Walton, Chairman of the Board, Penni Roll, Allied Capital's CFO, Daniel Russell, Managing Director and Head of Private Finance, Susan Mayer, Managing Director, and Ralph Blasey, Executive Vice President and Corporate Counsel. The composition of the committee may change from time to time.

        Allied Capital is internally managed and its investment professionals manage the investments in Allied Capital's portfolio. These investment professionals have extensive experience in managing investments in private businesses in a variety of industries and are familiar with Allied Capital's approach of lending and investing. Because Allied Capital is internally managed it pays no external investment advisory fees, but instead pays the operating costs associated with employing investment and other professionals.

  Compensation

        The compensation for the members of Allied Capital's executive committee, IFC and special assets sub-committee of the IFC includes: (1) annual base salary; (2) annual cash bonus; and (3) stock options, priced at current market value. In prior years the compensation has also included individual performance award or individual performance bonus.

        Compensation for the members of our board investment review committee, with the exception of Messrs. Walton and Scheurer and Ms. Sweeney, consists of: (1) annual retainers; (2) annual committee retainers; and (3) stock options.

        The compensation of the members of the executive committee, IFC and special assets sub-committee of the IFC is determined in the same manner as the compensation received by Allied Capital's named executive officers. See "—Compensation of Directors and Executive Officers" below for additional information regarding Allied Capital's compensation program and the determination of individual compensation.

  Beneficial Ownership

        Messrs. Walton and Scheurer and Ms. Sweeney, all members of the board investment review committee, beneficially own shares of Allied Capital common stock with a value of more than $1,000,000, based on the closing price of $3.53 on December 14, 2009. Messrs. Browne, Firestone, Garcia, Hebert, Long, Mathias and Pollock and Mmes. Bates and van Roijen, all members of the board investment review committee, beneficially own shares of Allied Capital common stock with a value of $100,001 to $500,000, based on the December 14, 2009 closing price, and Mr. Racicot, member of the board investment review committee, beneficially owns shares of Allied Capital common stock with a value of $50,001 to $100,000, based on the December 14, 2009 closing price.

  Conflicts of Interest

        Certain of the members of the board investment review committee, the executive committee, the IFC and the special assets sub-committee of the IFC serve or may serve in an investment management capacity to funds managed by Allied Capital. Specifically, the credit committees and the investment committees of Allied Capital Managed Funds include certain of Allied Capital's officers, who serve in similar roles for us. These investment professionals intend to allocate such time and attention as is deemed appropriate and necessary to carry out the operations of the Allied Capital Managed Funds effectively. In this respect, they may experience diversions of their attention from Allied Capital and potential conflicts of interest between their work for Allied Capital and their work for the Allied Capital Managed Funds in the event that the interests of the Allied Capital Managed Funds run counter to Allied Capital's interests. Accordingly, they may have obligations to investors in the Allied Capital Managed Funds, the fulfillment of which might not be in the best interests of Allied Capital or its stockholders.

Compensation of Directors and Executive Officers

        Under SEC rules applicable to BDCs, Allied Capital is required to set forth certain information regarding the compensation of certain executive officers and directors. The following tables set forth compensation earned during the year ended December 31, 2008 by all of Allied Capital's directors, Allied Capital's principal executive officer, Allied Capital's principal financial officer and each of the four highest paid executive officers of Allied Capital, collectively, the "named executive officers" or "NEOs," in each capacity in which each NEO served. Certain of the NEOs served as both officers and directors.

Director Compensation

        The following table sets forth compensation that Allied Capital paid during the year ended December 31, 2008 to its directors. Allied Capital's directors have been divided into two groups—interested directors and independent directors. Interested directors are "interested persons" as defined in Section 2(a)(19) of the Investment Company Act.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards(1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Compensation Earnings(3)	All Other Compensation	Total
Interested Directors
William L. Walton(2)	$—	n/a	$—	n/a	n/a	$—	$—
Joan M. Sweeney(2)	$—	n/a	$—	n/a	n/a	$—	$—
Robert E. Long	$190,000	n/a	$10,571	n/a	n/a	$—	$200,571
Independent Directors
Ann Torre Bates	$195,000	n/a	$10,571	n/a	n/a	$—	$205,571
Brooks H. Browne	$190,000	n/a	$10,571	n/a	n/a	$—	$200,571
John D. Firestone	$190,000	n/a	$10,571	n/a	n/a	$—	$200,571
Anthony T. Garcia	$195,000	n/a	$10,571	n/a	n/a	$—	$205,571
Edwin L. Harper(4)	$190,000	n/a	$10,571	n/a	n/a	$—	$200,571
Lawrence I. Hebert	$207,000	n/a	$10,571	n/a	n/a	$—	$217,571
John I. Leahy(4)	$190,000	n/a	$10,571	n/a	n/a	$—	$200,571
Edward J. Mathias	$—	n/a	$—	n/a	n/a	$—	$—
Alex J. Pollock	$202,000	n/a	$10,571	n/a	n/a	$—	$212,571
Marc F. Racicot	$202,000	n/a	$10,571	n/a	n/a	$—	$212,571
Guy T. Steuart II(4)	$190,000	n/a	$10,571	n/a	n/a	$—	$200,571
Laura W. van Roijen	$190,000	n/a	$10,571	n/a	n/a	$—	$200,571

(1)
Reflects the annual grant of 5,000 options. Options granted vested immediately. The fair value of the options was estimated on the grant date for financial reporting purposes using the Black-Scholes option pricing model and pursuant to the requirements of ASC 718 (previously Statement of Financial Accounting Standards No. 123, Share-Based Payment (Revised)), or "SFAS 123R." See Note 2 to Allied Capital's consolidated financial statements for the year ended December 31, 2008 for the assumptions used in determining SFAS 123R values.

(2)
Mr. Walton and Ms. Sweeney did not receive any compensation for serving on Allied Capital's board of directors. See "Summary Compensation Table" below.

(3)
There were no above market or preferential earnings on the non-qualified deferred compensation plans. See "Non-Qualified Deferred Compensation" below.

(4)
Messrs. Harper, Leahy and Steuart retired at the end of their terms, which expired at the conclusion of the 2009 annual meeting of stockholders, which was held on May 13, 2009.

(5)
Mr. Mathias was appointed to serve on Allied Capital's board of directors on December 12, 2008 and did not receive any compensation as a director for the year ended December 31, 2008. Mr. Mathias served as a consultant to Allied Capital until June 30, 2008 and received $30,000 in consulting fees from Allied Capital for the year ended December 31, 2008.

        Each non-officer director of Allied Capital receives an annual retainer of $100,000. In addition, each member of each committee receives an annual retainer of $45,000 to attend the meetings of the committee, with a maximum of $90,000 to be paid to any one director for committee retainers. Each committee chair also receives an annual retainer of $5,000. Beginning in 2009, the chair of the audit committee will receive an annual retainer of $25,000. In addition, members who serve on special purpose committees receive $3,000 per meeting. Allied Capital also reimburses directors for expenses related to meeting attendance. Directors who are employees receive no additional compensation for serving on Allied Capital's board of directors or its committees.

        Non-officer directors are eligible for stock option awards under the Stock Option Plan pursuant to an exemptive order from the SEC, which was granted in September 1999. The terms of the order provided for a one-time grant of 10,000 options to each non-officer director on the date that the order was issued or on the date that any new director is elected by stockholders to Allied Capital's board of directors. Thereafter, each non-officer director will receive 5,000 options each year on the date of the annual meeting of stockholders at the fair market value on the date of grant. See "—Stock Option Plan" below. The options granted to Allied Capital's non-officer directors vest immediately.

Executive Compensation

  Compensation Discussion and Analysis

  Overview of the Compensation Program

        Current Market Environment.    The United States and the global economies continue to operate in an unprecedented economic recession and the U.S. capital markets continue to experience volatility and a severe lack of liquidity. Allied Capital has experienced a significant reduction in its net worth, primarily resulting from net unrealized depreciation on its portfolio, which reflects market conditions. As a result of current market conditions, Allied Capital took steps in the third quarter of 2008 and January 2009 to reorganize its operations and reduce employee expense.

        During the third quarter of 2008, Allied Capital consolidated its investment execution activities to its Washington, D.C. headquarters and its office in New York in an effort to improve operating efficiencies. As Allied Capital transitioned and consolidated its operations, it reduced headcount by approximately 30 employees in the third quarter of 2008. In January 2009, Allied Capital reduced headcount by an additional 20 employees and further consolidated its operations.

        In addition, during 2008, Allied Capital substantially decreased its bonus pool from $40.1 million in 2007 to $1.0 million in 2008. Allied Capital accrued $11.2 million in performance awards in 2008. In lieu of paying these amounts as a 2008 bonus, which Allied Capital would typically pay in the first quarter of 2009, these amounts will be paid in installments ending on January 15, 2010. An employee must be employed on the payment dates in order to receive the installment payment.

        Allied Capital believes that the steps it has taken to reduce employee expense are appropriate in the current market environment. Allied Capital also believes, however, that it is important to take steps to retain key officers, especially in times of economic uncertainty. As discussed more fully below, Allied Capital's compensation for 2008 was determined with a focus on balancing reductions in employee expense with the importance of retaining employees that are critical to the success of Allied Capital.

        Compensation Philosophy.    Allied Capital's compensation and benefits programs are designed with the goal of providing compensation that is fair, reasonable, competitive and appropriate for market conditions. The programs are intended to help Allied Capital align the compensation paid to its executive officers with the achievement of certain corporate and executive performance objectives that have been established to achieve the long-term objectives of Allied Capital. Allied Capital also believes that its compensation programs should enable Allied Capital to attract, motivate and retain key officers who will contribute to Allied Capital's future success.

        The design of Allied Capital's compensation programs is based on the following three guiding factors:

  •
  Achievement of Corporate and Individual Performance Objectives—Allied Capital believes that the best way to accomplish alignment of compensation with the interests of its stockholders is to link pay to individual performance and individual contributions to the returns generated for stockholders. Compensation is determined on a discretionary basis and is dependent on the achievement of certain corporate and individual performance objectives that have been established to achieve the long-term objectives of Allied Capital. When individual performance exceeds expectations and performance goals established during the year, pay levels for the individual are expected to be above competitive market levels. When individual performance falls below expectations, pay levels are expected to be below competitive levels.

  •
  Competitiveness and Market Alignment—Allied Capital's compensation and benefits programs are designed to be competitive with those provided by companies with whom it competes for talent and to be sufficient to attract the best talent from among top performers in its industry. Benefit programs are designed to provide competitive levels of protection and financial security and are not based on performance. As part of its annual review process, the compensation committee reviews the competitiveness of Allied Capital's current compensation levels of its key employees and executives with a third-party compensation consultant against the competitive market and relative to overall corporate performance, including market conditions, during the year. The compensation committee also reviews tally sheets annually, which illustrate all components of compensation for the NEOs who have employment agreements with Allied Capital.

  •
  Alignment with Requirements of the Investment Company Act—Allied Capital's compensation program must align with the requirements of the Investment Company Act, which imposes certain limitations on the structure of a BDC's compensation program. For example, the Investment Company Act prohibits a BDC from maintaining a stock option plan and a profit sharing arrangement simultaneously. As a result, if a BDC has a stock option plan, it is prohibited from using a carried interest formula, a common form of compensation in the private equity industry, as a form of compensation. Because of these and other similar limitations imposed by the Investment Company Act, the compensation committee is limited as to the type of compensation arrangements that can be utilized in order to attract, retain and motivate employees.

        Components of Total Compensation.    The compensation committee determined that the compensation packages for 2008 for the NEOs, who are identified in the "Summary Compensation Table" below, should generally consist of the following five key components:

  •
  annual base salary;

  •
  annual cash bonus;

  •
  stock options, priced at current market value;

  •
  an Individual Performance Award (IPA) which is a cash award that is generally determined at the beginning of the year based upon the individual performance of the officer and is paid in semi-annual installments (June and December) during the year; and

  •
  an Individual Performance Bonus (IPB) which is a cash award that is generally determined at the beginning of the year based upon the individual performance of the officer and is paid bi-weekly as current compensation during the year.

        Base Salary.    Base salary is designed to attract and retain experienced executives who can drive the achievement of Allied Capital's goals and objectives. While an executive's initial base salary is determined by an assessment of competitive market levels, the factors used in determining changes to base salary include individual performance, changes in role and/or responsibility and changes in the competitive market environment.

        At December 31, 2008, Allied Capital had employment agreements with the following NEOs in their capacity throughout 2008: William L. Walton, Allied Capital's Chairman and Chief Executive Officer, Joan M. Sweeney, Allied Capital's Chief Operating Officer, and Penni F. Roll, Allied Capital's CFO. These employment agreements provide for the base salary of each of these executives. See "—Employment Agreements" below for information regarding the material terms of these agreements and agreements entered into subsequent to December 31, 2008, with certain NEOs.

        Annual Cash Bonus.    The annual cash bonus is designed to reward those executives that have achieved certain corporate and individual performance objectives and have contributed to the achievement of certain long-term objectives of Allied Capital. The amount of the annual cash bonus is determined by the compensation committee on a discretionary basis. During 2008, Allied Capital substantially decreased its bonus pool from $40.1 million in 2007 to $1.0 million in 2008. Allied Capital also accrued $11.2 million in performance awards in 2008. In lieu of paying these amounts as a 2008 bonus, which Allied Capital would typically pay in the first quarter of 2009, these amounts will be paid in installments ending on January 15, 2010. An employee must be employed on the payment dates in order to receive the installment payment. Allied Capital's Chairman of the Board, CEO, Chief Operating Officer and CFO received no bonus or performance award for 2008.

        Stock Options.    Allied Capital's principal objective in awarding stock options to its officers and directors is to align each optionee's interests with the success of Allied Capital and the financial interests of its stockholders by linking a portion of such optionee's compensation with the performance of Allied Capital's stock and the value delivered to stockholders. In the case of its officers, the compensation committee evaluates a number of criteria, including the past service of each such optionee to Allied Capital, the present and potential contributions of such optionee to the performance of Allied Capital and such other factors as the compensation committee shall deem relevant in connection with accomplishing the purposes of the Stock Option Plan, including the recipient's current stock holdings, years of service, position with Allied Capital and other factors. The compensation committee does not apply a formula assigning specific weights to any of these factors when making its determination. The compensation committee awards stock options on a subjective basis and such awards depend in each case on the performance of the individual under consideration and, in the case of new hires, their potential performance.

        Allied Capital believes that stock option awards are an important form of compensation, particularly in the current economic environment. Stock option awards provide Allied Capital with a form of compensation that directly aligns employee interests with stockholder interests. In addition, stock option awards are granted as a form of long-term compensation designed to retain key personnel while also serving as a non-cash form of compensation to enable Allied Capital to preserve cash. On March 3, 2009, options to purchase 10.6 million shares were granted to 38 officers with an exercise price of $0.73 per share. These options vest ratably on June 30, 2009, June 30, 2010 and June 30, 2011. Many of these options were granted in connection with the retention agreements entered into with several key employees of Allied Capital as an incentive for those key employees to continue to contribute to the success of Allied Capital. On May 13, 2009, options to purchase 0.9 million shares were granted with an exercise price of $2.63 per share. A total of 55,000 options vested immediately and the remaining options vest as follows: 166,667 on June 30, 2009, 333,333 on April 30, 2010, 180,000 on June 30, 2010 and 180,000 on June 30, 2011.

        IPA and IPB    The IPA and IPB are part of an incentive compensation program for certain officers and are generally determined annually at the beginning of each year, but may be adjusted throughout the year. In 2008, IPAs were paid in cash in two equal installments during the year. The IPB was distributed in cash to award recipients throughout the year. An employee must be employed on the payment dates in order to receive IPA or IPB payments.

        Allied Capital has not established an IPA or IPB for 2009 as part of its efforts to reduce employee expense.

        Employment Agreements and Severance Arrangements.    Allied Capital entered into employment agreements in 2004 with Mr. Walton and Mmes. Sweeney and Roll. These agreements were reviewed in 2008 and amended to comply with regulatory changes in the Code and to address other tax related matters. In May 2009, Allied Capital entered into a retention agreement with Ms. Sweeney that supersedes the employment agreement between Ms. Sweeney and Allied Capital. In connection with the separation of the CEO and Chairman roles effective in March 2009, Mr. Walton entered into an amendment to his employment agreement with Allied Capital. Under that amendment Mr. Walton agreed to serve as a full-time Chairman of the Board with a reduced base salary of $1.1 million. In this capacity, Mr. Walton is an executive officer of Allied Capital responsible for the overall strategic direction of Allied Capital. In addition, Mr. Walton waived any claims he may have had under his employment agreement to resign for "good reason" upon no longer serving as Allied Capital's CEO because the change to Mr. Walton's position had been made at his request. Pursuant to each of these agreements, if the executive's employment is terminated without "cause" during the term of the agreement or within 24 months of a "change of control," the executive shall be entitled to severance pay. See "—Severance and Change of Control Arrangements Under Employment Agreements" below for more detail.

        Allied Capital entered into an employment agreement with John M. Scheurer in May 2009 in his role as CEO and President.

        For more information regarding the payments and benefits to be paid to Messrs. Walton and Scheurer and Ms. Roll in connection with the merger, see "The Merger—Interests of Certain Persons Related to Allied Capital in the Merger."

        Retention Agreements.    On March 3, 2009, Allied Capital entered into retention agreements with certain key officers who do not have employment agreements with Allied Capital, including Mr. Russell and Mr. Monk. In May 2009, Allied Capital entered into a retention agreement with Ms. Sweeney that supercedes the employment agreement between Ms. Sweeney and Allied Capital entered into on January 1, 2004, as amended. As discussed above, Allied Capital believes that it is important to retain its key management team through this period of economic uncertainty. Pursuant to these agreements, in the event of a termination, other than for "cause" or if the officer terminates his or her employment for "good reason" within 90 days prior to or 18 months following a "change of control" of Allied Capital, the officer will receive a retention award to be paid in a lump sum six months following the officer's separation from service. The officer would also receive one year of COBRA coverage following the separation from service.

        For more information regarding the payments and benefits to be paid to these key executives in connection with the merger, see "The Merger—Interests of Certain Persons Related to Allied Capital in the Merger."

        401(k) Plan.    Allied Capital maintains a 401(k) plan, or the "Allied Capital 401(k) Plan." All employees who are at least 21 years of age have the opportunity to contribute pre-tax or after-tax salary deferrals to the Allied Capital 401(k) Plan, up to $16,500 annually for the 2009 plan year, and to direct the investment of these contributions. Plan participants who are age 50 or older during the 2009 plan year are eligible to defer an additional $5,500 during 2009. The Allied Capital 401(k) Plan includes the Allied Capital Stock Fund, consisting of Allied Capital common stock and cash, among other investment options. Beginning in December 2008, the Allied Capital Stock Fund is no longer available for future contributions; however, participants may maintain any existing investment in the fund. On March 20, 2009, the Allied Capital 401(k) Plan held less than 1% of the outstanding shares of Allied Capital.

        The Allied Capital 401(k) Plan provides that Allied Capital will match 100% of the first 4% of deferral contributions made by each participant up to the maximum eligible compensation limit, which is $245,000 for 2009.

        Insurance.    Allied Capital makes available to all employees health insurance, dental insurance and group life and disability insurance. Prior to the Sarbanes-Oxley Act of 2002, Allied Capital provided split dollar life insurance arrangements for certain senior officers. Allied Capital subsequently terminated its obligations to pay future premiums with respect to existing split-dollar life insurance arrangements.

        Perquisites.    Allied Capital provides only limited perquisites such as company-paid parking to certain officers, including its NEOs. Allied Capital has utilized corporate aircraft for business use in an effort to improve the efficiency of required business travel. Imputed income determined in accordance with IRS requirements is reflected in an NEO's aggregate compensation for income tax purposes for any business trip on which a non-employee family member or guest accompanies the NEO. In connection with its efforts to reduce expenses, Allied Capital significantly reduced the use of its corporate aircraft in 2008 and sold its corporate aircraft in 2009. For compensation disclosure purposes, the value of such travel by non-employee family members or guests is calculated by allocating costs incurred. With respect to travel by non-employee family members or guests, this is computed by allocating direct and indirect expenses, other than depreciation, on a per hour basis. Direct and indirect expenses generally include crew compensation and expenses, fuel, oil, catering expenses, hangar, rent, insurance, landing and similar fees and maintenance costs.

  Establishing Compensation Levels

        Role of the Compensation Committee.    The compensation committee is comprised entirely of independent directors who are also "non-employee directors" as defined in Rule 16b-3 under the Exchange Act and "independent directors" as defined by NYSE rules.

        The compensation committee operates pursuant to a charter that sets forth the mission of the compensation committee and its specific goals and responsibilities. The compensation committee's mission is to evaluate and make recommendations to the Allied Capital board regarding the compensation of the CEO and other executive officers of Allied Capital and their performance relative to their compensation and to assure that they are compensated effectively in a manner consistent with the compensation philosophy discussed earlier, internal equity considerations, competitive practice and the requirements of applicable law and the appropriate regulatory bodies. In addition, the compensation committee evaluates and makes recommendations to the Allied Capital board regarding the compensation of the directors, including their compensation for service on board committees.

        The compensation committee's charter reflects these goals and responsibilities and the compensation committee annually reviews and revises its charter as necessary. To assist in carrying out its responsibilities, the compensation committee periodically receives reports and recommendations from management and from a third-party compensation consultant that it selects and retains. The compensation committee may also, from time to time, consult with legal, accounting or other advisors all in accordance with the authority granted to the compensation committee in its charter.

        Role of Management.    For 2008, the key members of management involved in the compensation process were the Chairman of the Board, the CEO, the Chief Operating Officer and the Director of Human Resources. Management proposes certain corporate and individual performance objectives for executive management that could be established to achieve the long-term objectives of Allied Capital and used to determine total compensation and these proposals are presented to the compensation committee for review and approval. Management also participates in the discussion of peer companies to be used to benchmark NEO compensation and recommends the overall funding level for Allied Capital's compensation programs. Management's recommendations are presented to the compensation committee for review and approval.

        Role of the Compensation Consultant.    The compensation committee annually retains a third-party compensation consultant to assess the competitiveness of the current and proposed compensation levels of Allied Capital's NEOs in light of competitive market practices. The compensation committee has engaged Ernst & Young LLP's Performance and Reward Practice or its predecessor, or the "compensation consultant," for this purpose for more than five years.

        The compensation consultant attends compensation committee meetings, meets with the compensation committee without management present and provides third-party data, advice and expertise on current and proposed executive and director compensation. At the direction of the compensation committee, the compensation consultant prepares an analysis of compensation matters, including positioning of programs in the competitive market, including peer group review, and the design of plans consistent with the compensation committee's compensation philosophy.

        Although Ernst & Young LLP provides consulting and other services to Allied Capital, the compensation committee does not believe this compromises the compensation consultant's ability to provide an independent perspective on executive compensation. During 2008, the compensation consultant was paid $133,376 for its services to the compensation committee.

        Assessment of Market Data, Peer Comparisons and Benchmarking of Compensation.    The compensation consultant assists the compensation committee with the assessment of the compensation practices of comparable companies. Given Allied Capital's structure as a publicly traded, internally managed BDC coupled with the fact that most of Allied Capital's direct competitors are privately held private equity partnerships, specific compensation information with respect to Allied Capital's direct competitors typically is not publicly available. There are a limited number of published survey sources that have a primary focus on the private equity industry and that provide annualized information on long-term incentive plans in the industry, which typically take the form of carried interest.

        As a part of the annual assessment of compensation, the compensation committee and the compensation consultant analyze NEO compensation information relative to a peer group of publicly traded companies, as determined by the compensation committee, including internally managed BDCs, deemed similar to Allied Capital in terms of industry segment, company size and competitive industry and geographic market for executive talent.

        Allied Capital's peer group is substantially the same peer group used for its 2006 and 2007 analyses. For its 2008 analysis, Allied Capital removed T. Rowe Price from its peer group due to its size relative to Allied Capital and added Affiliated Managers Group, Inc. based on its similar industry, employee population, market capitalization and asset size. For 2008, the peer group is composed of the following nine publicly traded companies in the financial services industry:

• Affiliated Managers Group, Inc.	• Federated Investors, Inc.
• AllianceBernstein Holding L.P.	• Friedman, Billings, Ramsey Group, Inc.
• American Capital Strategies, Ltd.	• iStar Financial, Inc.
• CapitalSource Inc.	• Legg Mason, Inc.
• CIT Group Inc.

        The compensation committee generally benchmarks Allied Capital's compensation for the CEO, CFO and COO to the median (50th percentile) through the 75th percentile of competitive market data. However, the compensation committee is unable to benchmark the compensation data of individuals from externally managed companies because no individual compensation data is available.

        In prior years, the compensation committee and the compensation consultant have also analyzed NEO compensation information relative to published survey data on similarly sized private equity firms and an estimation of aggregate compensation levels paid by externally managed publicly traded BDCs and similar pass-through structures, such as real estate investment trusts.

        For 2008, the compensation committee and the compensation consultant did not review these additional sources given the changing dynamics of pay practices in these types of organizations. In addition, because survey data is only available with a one-year lag, there was a concern that the market data reflected in the survey sources would overstate current compensation levels, given the current economic conditions.

        While comparisons to compensation levels at Allied Capital's peer group is helpful in assessing the overall competitiveness of its executive compensation program, Allied Capital believes that its executive compensation program also must be internally consistent and equitable in order for Allied Capital to achieve its investment objectives and to continue to attract and retain outstanding employees.

        The compensation committee considers many factors, including each individual's contribution to Allied Capital that year to assess internal pay equity. As a result, the compensation of Allied Capital's NEOs, excluding the CEO and the CFO, may change from year to year.

        Review of Tally Sheets.    The compensation committee annually reviews tally sheets that illustrate all components of the compensation provided to Allied Capital's NEOs who have employment agreements with Allied Capital, including base salary, performance awards, annual cash bonus, IPAs and IPBs, stock option awards, perquisites and benefits. Furthermore, the compensation committee annually reviews tally sheets prepared by the compensation consultant that illustrate the aggregate amounts that may be paid as the result of certain events of termination under employment agreements including a "change of control" for Mr. Walton and Mmes. Sweeney and Roll. The purpose of these tally sheets is to bring together, in one place, all of the elements of actual and potential future compensation for its executives who have employment agreements so that the compensation committee may analyze both the individual elements of compensation as well as the aggregate total amount of actual and projected compensation. The compensation committee also provides a full report of all compensation program components to Allied Capital's board of directors, including the review and discussion of the tally sheets.

        Assessment of Corporate and Individual Performance.    The compensation committee considered certain corporate and individual performance measures that have been established to achieve Allied Capital's objectives, including long-term total return to stockholders. The corporate and individual performance measures for 2008 included, among others, the following:

  •
  setting strategic direction;

  •
  maintaining the highest ethical standards, internal controls and adherence to regulatory requirements;

  •
  maintaining appropriate dividend payouts to stockholders with the appropriate balance of interest and fee income and capital gain harvest;

  •
  maintaining a conservative balance sheet and investment grade status;

  •
  continually innovating and improving Allied Capital's investment process;

  •
  maintaining portfolio credit quality and improving overall portfolio performance;

  •
  continually innovating and improving financial and operating services provided to portfolio companies; and

  •
  attracting and retaining the best and brightest talent, developing potential successors for future leadership roles.

        During 2008, Allied Capital achieved numerous strategic investment and operational goals and objectives, including, among other things:

  •
  raised $402.5 million in new equity capital;

  •
  invested $1.1 billion;

  •
  generated $1.0 billion in principal collections related to investment repayments or sales;

  •
  decreased indebtedness by $344.5 million;

  •
  paid $456.5 million in dividends to stockholders, primarily from 2007 taxable income;

  •
  grew the asset management platform through the addition of the AGILE Fund I, LLC and the Knightsbridge Funds; and

  •
  reduced costs and improved efficiency through various operational initiatives.

  Compensation Determination

        In determining the individual compensation for Allied Capital's NEOs, the compensation committee considers the total compensation to be awarded to each NEO and may exercise discretion in determining the portion allocated to the various components of total compensation. There is no pre-determined weighting of any specific components. Allied Capital believes that the focus on total compensation provides the ability to align pay decisions with short- and long-term needs of the business. This approach also allows for the flexibility needed to recognize differences in performance by providing differentiated pay.

        Individual compensation levels for NEOs are determined based on individual performance and the achievement of certain corporate and executive performance objectives that have been established to achieve the long-term objectives of Allied Capital. Increases to base salary may be awarded to recognize an executive for assuming additional responsibilities and his/her related performance, to address changes in the external competitive market for a given position or to achieve an appropriate competitive level due to a promotion to a more senior position.

        In determining the amount of an executive's variable compensation—an annual cash bonus, performance award, IPA, IPB and stock option award—the compensation committee considers the overall funding available for such awards, the executive's performance and the desired mix between the various components of total compensation. Allied Capital does not use a formula-based approach in determining individual awards or weighting between the components. Rather, discretion is exercised in determining the overall total compensation to be awarded to the executive. As a result, the amounts delivered in the form of an annual cash bonus, performance award, IPA, IPB and stock option award are designed to work together in conjunction with base salary to deliver an appropriate total compensation level to the NEO.

        Allied Capital believes that the discretionary design of its variable compensation program supports its overall compensation objectives by allowing for significant differentiation of pay based on individual performance and by providing the flexibility necessary to ensure that pay packages for its NEOs are competitive relative to Allied Capital's market.

        Determination of 2008 Compensation for the CEO and other NEOs.    The compensation of the CEO and other NEOs is determined based on the achievement of certain corporate and individual performance objectives discussed above. The compensation committee acknowledged the fact that, while management had achieved numerous strategic investment and operational goals and objectives for the year, market conditions had resulted in a significant reduction in Allied Capital's net worth and stock price during the latter half of 2008, which adversely affected total return to stockholders for the year. As discussed above, in lieu of paying 2008 bonuses to Allied Capital's officers, which would typically be paid in the first quarter of 2009, Allied Capital will pay a performance award to certain officers in installments ending on January 15, 2010. In addition, Allied Capital has not established an IPA or IPB for 2009; IPA and IPB amounts for 2008 were approved in January 2008 and paid throughout 2008.

        Mr. Walton was paid an annual base salary of $1,703,300 in 2008 compared to $1,500,000 paid in 2007. In connection with the separation of the roles of Chairman of the Board and CEO in March

2009, Mr. Walton entered into an amendment to his employment agreement which, among other things, provided that Mr. Walton's base salary be reduced to $1.1 million, effective March 3, 2009. Mr. Walton did not receive a bonus or a performance award for 2008, compared to an annual bonus for 2007 of $2,150,000, a 22% reduction from the annual bonus that was paid for 2006. Mr. Walton also received a 2008 IPA of $1,475,000 and a 2008 IPB of $1,475,000, which were the same amounts as the prior year. Mr. Walton received a grant of 575,000 stock options in 2008, compared to 186,000 in 2007 and none in 2006.

        Ms. Sweeney was paid an annual base salary of $1,115,800 for 2008 compared to $1,000,000 for 2007 and 2006. Ms. Sweeney did not receive an annual bonus or a performance award for 2008, compared to a bonus of $1,300,000 for 2007 and $1,500,000 for 2006. Ms. Sweeney received a 2008 IPA of $850,000 and a 2008 IPB of $850,000. Ms. Sweeney did not receive a grant of stock options in 2008 or 2006; she received a grant of 139,500 stock options in 2007.

        For 2008, Ms. Roll was paid an annual base salary of $584,500, compared to $525,000 for both 2007 and 2006. Ms. Roll did not receive an annual bonus or a performance award for 2008 compared to $850,000 paid in both 2007 and 2006. Ms. Roll received a 2008 IPA of $350,000 and a 2008 IPB of $350,000. Ms. Roll received a grant of 250,000 stock options in 2008 compared to a grant of 139,500 stock options in 2007 and none in 2006.

        Mr. Monk was paid an annual base salary of $598,300 for 2008. Mr. Monk received a performance award for 2008 in the amount of $1,000,000 which will be paid in installments ending on January 15, 2010, in recognition of his individual performance. He received a 2008 IPA of $250,000 and a 2008 IPB of $250,000. Mr. Monk received a grant of 250,000 stock options in 2008.

        For 2008, Mr. Russell was paid an annual base salary of $633,300. Mr. Russell did not receive an annual bonus or a performance award for 2008 compared to $1,700,000 paid in 2007. Mr. Russell received a 2008 IPA of $475,000 and a 2008 IPB of $475,000. Mr. Russell received a grant of 250,000 stock options in 2008 compared to a grant of 186,000 stock options in 2007.

        Mr. Grisius was paid an annual base salary of $653,800 for 2008. Mr. Grisius did not receive an annual bonus for 2008; he received a 2008 IPA of $400,000 and a 2008 IPB of $400,000. Mr. Grisius received a grant of 250,000 stock options in 2008. Effective December 19, 2008, Mr. Grisius was no longer employed by Allied Capital. In connection with his departure from Allied Capital, Mr. Grisius received severance of $700,000, payable in 10 installments beginning December 19, 2008.

  Stock Option Practices

        Allied Capital's principal objective in awarding stock options to its officers and directors is to align each optionee's interests with the success of Allied Capital and the financial interests of its stockholders by linking a portion of such optionee's compensation with the performance of Allied Capital's stock and the value delivered to stockholders. The compensation committee awards stock options to officers on a subjective basis and such awards depend in each case on the performance of the officer under consideration and, in the case of new hires, their potential performance. Stock options are priced at the closing price of the stock on the date the option is granted. See "—Stock Option Plan" below.

  Restricted Stock

        In October 2007, Allied Capital filed an exemptive application with the SEC to permit the issuance of restricted stock to Allied Capital's employees and non-officer directors. If Allied Capital were to receive an order from the SEC to permit such issuance, it would be required to seek the approval of stockholders before it may issue restricted stock. Assuming Allied Capital obtained stockholder approval, Allied Capital's board of directors would consider the issuance of restricted stock together with the issuance of stock options as another form of equity compensation.

  Target Ownership Program

        During 2006, Allied Capital's board of directors established a target ownership program to encourage share ownership by Allied Capital's senior officers so that the interests of the officers and stockholders are aligned. Target ownership amounts represent the lesser of a multiple of base salary or a specified number of shares. Generally, officers have five years to achieve their target ownership level, which is determined on an individual basis by the compensation committee and adjusted annually to reflect increases in base salary, if any. The compensation committee considers these target ownership levels and each individual's progress toward achieving his or her target ownership in connection with its annual compensation review. See "—Target Ownership" below for additional information related to the target ownership program.

  Impact of Regulatory Requirements—Tax Deductibility of Pay

        Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that Allied Capital may deduct in any one year, which applies with respect to certain of its most highly paid executive officers for 2008. There is an exception to the $1,000,000 limitation for performance-based compensation meeting certain requirements. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the compensation committee has not adopted a performance-based compensation policy. The total compensation for each of Messrs. Walton, Russell, Monk and Ms. Sweeney is above the $1,000,000 threshold for 2008; accordingly, for 2008, a portion of their total compensation, including salaries, bonuses, IPBs and other compensation is not deductible by Allied Capital.

  Summary Compensation Table

        The following table sets forth compensation that Allied Capital paid during the years ended December 31, 2008, 2007 and 2006 to its NEOs in each capacity in which each NEO served. Certain of the NEOs served as both officers and directors.

Name and Principal Position	Year	Salary	Bonus(2)	Stock Awards	Option Awards(3)		Non-Equity Incentive Plan Compensation	Change in Pension Value Non-and Qualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total
William L. Walton,	2008	$1,716,402	$2,950,000	n/a	$				$28,503	$5,152,147
Chief Executive	2007	1,505,769	5,301,250	n/a					3,658,402	10,953,650
Officer	2006	1,500,000	5,700,000	n/a					250,763	7,871,905
Joan M. Sweeney,	2008	$1,124,383	$1,700,000	n/a		$138,612	n/a	n/a	$6,716	$2,969,711
Chief Operating	2007	1,003,846	2,913,750	n/a		366,172	n/a	n/a	1,986,159	6,269,927
Officer	2006	1,000,000	3,000,000	n/a		314,827	n/a	n/a	134,418	4,449,245
Penni F. Roll,	2008	$589,046	$700,000	n/a		$388,220	n/a	n/a	$14,064	$1,691,330
Chief Financial	2007	527,019	1,607,500	n/a		576,854	n/a	n/a	509,089	3,220,462
Officer	2006	523,558	1,550,000	n/a		490,659	n/a	n/a	70,571	2,634,788
Daniel L. Russell,	2008	$638,171	$950,000	n/a		$500,007	n/a	n/a	$12,528	$2,100,706
Managing Director	2007	550,673	3,506,154	n/a		725,172	n/a	n/a	372,028	5,154,027
Robert M. Monk,	2008	$602,902	$1,500,000	n/a		$355,431	n/a	n/a	$36,034	$2,494,367
Managing Director
Michael J. Grisius(1)	2008	$638,712	$800,000	n/a		$388,220	n/a	n/a	$748,847	$2,575,779
Former Managing Director	2006	556,538	2,500,000	n/a		n/a	n/a	n/a	81,945	3,138,483

(1)
Effective December 19, 2008, Mr. Grisius was no longer employed by Allied Capital.

(2)
This column includes annual cash bonus, IPA, IPB, performance awards and for 2007 the excess Allied Capital 401(k) Plan contribution, which represents the excess amount of the 4% employer contribution over the IRS limit of how much an employer may contribute to the Allied Capital 401(k) Plan, which was paid in cash for 2007. For 2006, this excess contribution was contributed to the 2005 DCP I. For a discussion of these compensation components, see "—Compensation Discussion and Analysis" above. IPA and IPB amounts were determined at the beginning of the year and paid throughout the respective year. Allied Capital accrued for performance awards in 2008. In lieu of paying these amounts as a 2008 bonus, Allied Capital will pay these amounts in installments ending on January 15, 2010. Recipients of performance awards must be employed on the installment payment dates in order to receive the payment. The other named executive officers received no performance award for 2008. The following table provides detail as to the composition of the bonus received by each of the NEOs:

	Year	Bonus	IPA	IPB	Performance Award	Excess 401(k) Contribution
Mr. Walton	2008	—	$1,475,000	$1,475,000	—	—
	2007	$2,150,000	$1,475,000	$1,475,000	—	$201,250
	2006	$2,750,000	$1,475,000	$1,475,000	—	—
Ms. Sweeney	2008	—	$850,000	$850,000	—	—
	2007	$1,300,000	$750,000	$750,000	—	$113,750
	2006	$1,500,000	$750,000	$750,000	—	—
Ms. Roll	2008	—	$350,000	$350,000	—	—
	2007	$850,000	$350,000	$350,000	—	$57,500
	2006	$850,000	$350,000	$350,000	—	—
Mr. Russell	2008	—	$475,000	$475,000	—	—
	2007	$2,475,000	$475,000	$475,000	—	$81,154
Mr. Monk	2008	—	$250,000	$250,000	$1,000,000	—
Mr. Grisius	2008	—	$400,000	$400,000	—	—
	2006	$1,500,000	$500,000	$500,000	—	—
(3)
The following table sets forth the amount included in the "Option Awards" column with respect to prior year awards and the 2008 awards. See Note 2 to Allied Capital's 2008 consolidated financial statements for the assumptions used in determining SFAS 123R values. See the "Grants of Plan-Based Awards" table below for the full fair value of the options granted to NEOs in 2008. The amount recognized for financial statement reporting purposes represents the SFAS 123R fair value of options awarded in prior and current years that vested in 2008, which are non-cash expenses.

	SFAS 123R Expenses Included in the Table Attributed to:
2008 Non-Cash Expense for Option Awards	Prior-Year Awards	2008 Awards
Mr. Walton	$184,816	$272,426
Ms. Sweeney	$138,612	$—
Ms. Roll	$269,773	$118,447
Mr. Russell	$381,560	$118,447
Mr. Monk	$236,984	$118,447
Mr. Grisius	$269,773	$118,447
(4)
There were no above market or preferential earnings on the non-qualified deferred compensation plans. See "Non-Qualified Deferred Compensation" below.

(5)
"All Other Compensation" is composed of the following:

	Year	Company Contribution to 401(k) Plan	Employer Contribution to 2005 DCP I(A)	SFAS 123R Expense Related to the OCP(B)	Other(C)
Mr. Walton	2008	$9,200	—	—	$19,303
	2007	$11,250	—	$3,612,697	$34,455
	2006	$11,000	$201,500	n/a	$38,263
Ms. Sweeney	2008	—	—	—	$6,731
	2007	$11,250	—	$1,966,137	$8,772
	2006	$11,000	$114,000	n/a	$9,418
Ms. Roll	2008	$9,200	—	—	$4,864
	2007	$11,250	—	$493,223	$4,616
	2006	$11,000	$55,154	n/a	$4,417
Mr. Russell	2008	$9,200	—	—	$3,328
	2007	$11,250	—	$356,667	$4,111
Mr. Monk	2008	$9,200	—	—	$26,834
	2007	$11,250	—	$1,287,492	$9,615
Mr. Grisius	2008	$9,200	—	—	$739,647
	2006	$11,000	$66,770	—	$4,175

(A)
Because the IRS limits the amount an employer may contribute to a 401(k) plan on behalf of each participant, for 2006 Allied Capital contributed the excess amount of the 5% employer contribution over this limit to the 2005 Allied Capital Corporation Non-Qualified Deferred Compensation Plan, or the "2005 DCP I," on behalf of the participant. For 2007, this excess contribution was paid in cash to the participant and is included as a bonus in 2007. No excess contribution was paid in 2008.

(B)
During 2007, Allied Capital completed a tender offer for vested in-the-money options in exchange for an option cancellation payment, or the "OCP." Because the weighted average market price of Allied Capital common stock at the commencement of the tender offer was higher than the market price at the close of the tender offer, SFAS 123R required Allied Capital to record stock option expense related to the stock options cancelled. This is a non-cash expense deemed to be compensation for financial reporting purposes.

(C)
These amounts include perquisites such as group life insurance premiums of $348 for each NEO; the imputed income value of split dollar life insurance arrangements of $4,312, $3,428, $1,576, $3,629 and $1,399 for Mr. Walton, Ms. Sweeney, Ms. Roll, Mr. Monk and Mr. Grisius, respectively; company-paid parking of $2,940, $2,955, $2,940, $2,980, $2,260 and $2,695 for Mr. Walton, Ms. Sweeney, Ms. Roll, Mr. Russell, Mr. Monk and Mr. Grisius, respectively. In addition, the amounts for 2008 include $4,013 and $2,952 for Mr. Walton and Mr. Monk, respectively, for premiums associated with executive long-term disability insurance. The amount for 2008 includes $7,690 for Mr. Walton and the amounts for 2007 include $23,994 for Mr. Walton, $2,370 for Ms. Sweeney and $1,241 for Mr. Russell related to the allocated costs associated with the travel of non-employee family members or guests when they have accompanied the NEOs on trips for business purposes. The value of this perquisite is different than each NEO's imputed income, which is calculated in accordance with IRS requirements. Allied Capital significantly reduced the use of its corporate aircraft in 2008 and sold its corporate aircraft in 2009. The amount for Mr. Monk in 2008 includes $17,645 in relocation expenses paid by Allied Capital. The amount for Mr. Grisius in 2008 includes $735,205 of severance and other termination benefits payable upon his termination from Allied Capital as of December 19, 2008.

  Employment Agreements

        Allied Capital entered into employment agreements in 2004 with William L. Walton, Allied Capital's Chairman and CEO, Joan M. Sweeney, Allied Capital's Chief Operating Officer, and Penni F. Roll, Allied Capital's CFO. These agreements were amended in 2007 and in 2008 to comply with Section 409A of the Code and to address other tax-related matters. In May 2009, Allied Capital entered into a retention agreement with Ms. Sweeney that supersedes the 2004 employment agreement between Ms. Sweeney and Allied Capital. In connection with the separation of the CEO and Chairman roles effective in March 2009, Mr. Walton entered into an amendment to his employment agreement with Allied Capital. Under that amendment, Mr. Walton agreed to serve as a full-time Chairman of the Board with a reduced base salary of $1.1 million. In this capacity, Mr. Walton will be an executive officer of Allied Capital responsible for the overall strategic direction of Allied Capital. In addition, Mr. Walton waived any claims he may have had under his employment agreement to resign for "good reason" upon no longer serving as Allied Capital's CEO because the change to Mr. Walton's position had been made at his request.

        Each of the agreements provides for a three-year term that extends one day at the end of every day during its length, unless either party provides written notice of termination of such extension. In that case, the agreement would terminate three years from such notification.

        Each of the employment agreements also includes an indefinite confidentiality and non-disparagement provision, as well as non-solicitation and non-interference covenants that apply during employment and extend for a period of two years following a termination of such employment for any reason (except in the case of disability or the failure to renew the agreement, in which case the period will be one year).

        Each agreement specifies each executive's base salary compensation during the term of the agreement. The compensation committee has the right to increase but not decrease the base salary during the term of the employment agreement. In addition, each employment agreement states that the compensation committee may provide, at their sole discretion, an annual cash bonus. This bonus is to be determined with reference to each executive's performance in accordance with performance criteria to be determined by the compensation committee in its sole discretion. Under each agreement, each executive is also eligible to participate in the Stock Option Plan and to receive all other awards and benefits previously granted to such executive, including the payment of life insurance premiums.

        The executive has the right to voluntarily terminate employment at any time with 30 days' notice and, in such case, the employee will not receive any severance pay. Among other things, the employment agreements prohibit the solicitation of employees from Allied Capital in the event of an executive's departure for a period of two years. See "—Severance and Change of Control Arrangements Under Employment Agreements" below for a discussion of the severance and change of control arrangements set forth in each of these agreements.

        Allied Capital entered into an employment agreement with John M. Scheurer in May 2009, in his role as CEO and President. Mr. Scheurer's agreement provides for a three-year term. The agreement specifies base salary compensation of $1.1 million during the term of the agreement. Allied Capital's compensation committee has the right to increase but not decrease the base salary during the term of the employment agreement. In addition, Mr. Scheurer's employment agreement states that he is eligible to receive an annual bonus as determined by Allied Capital's board of directors in its sole discretion. Under the agreement, Mr. Scheurer is also eligible to participate in Allied Capital's Stock Option Plan, and to participate in all employee benefit programs that Allied Capital may provide to its other executives subject to the terms of the programs, including the payment of life insurance premiums.

        Mr. Scheurer has the right to voluntarily terminate his employment at any time with 30 days' notice and, in such case, he will not receive any severance pay. Among other things, Mr. Scheurer's employment agreement prohibits him from hiring employees of Allied Capital for a period of two years following his departure from Allied Capital.

  Grants of Plan-Based Awards

								All Other Stock Awards; Number of Shares of Stock or Units
									All Other Option Awards; Number of Securities Underlying Options(1)		Grant Date Fair Value of Stock and Option Awards
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards					Exercise or Base Price of Option Awards
	Grant Date
Name		Threshold	Target	Maximum	Threshold	Target	Maximum
William L. Walton	2/1/08	—	—	—	—	—	—	—	575,000	$22.96	$1,260,170
Joan M. Sweeney	—	—	—	—	—	—	—	—	—	—	—
Penni F. Roll	2/1/08	—	—	—	—	—	—	—	250,000	$22.96	547,900
Daniel L. Russell	2/1/08	—	—	—	—	—	—	—	250,000	$22.96	547,900
Robert M. Monk	2/1/08	—	—	—	—	—	—	—	250,000	$22.96	547,900
Michael J. Grisius	2/1/08	—	—	—	—	—	—	—	250,000	$22.96	547,900

(1)
The options granted in 2008 vest in three installments on 6/30/09, 6/30/10 and 6/30/11.

  Stock Option Plan

        The Stock Option Plan is intended to encourage stock ownership in Allied Capital by officers and directors, thus giving them a proprietary interest in Allied Capital's performance, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of Allied Capital. The Stock Option Plan was last approved by stockholders in May 2007.

        As discussed above, Allied Capital's compensation committee believes that stock-based incentive compensation is a key element of officer and director compensation. The compensation committee's principal objective in awarding stock options to eligible individuals is to align each optionee's interests with the success of Allied Capital and the financial interests of its stockholders by linking a portion of such optionee's compensation with the performance of Allied Capital's stock and the value delivered to stockholders.

        Stock options are granted under the Stock Option Plan at a price not less than the prevailing market value at the grant date and will have realizable value only if Allied Capital's stock price increases. The compensation committee determines the amount and features of the stock options, if any, to be awarded to officers. The compensation committee evaluates a number of criteria, including the past service of each such optionee to Allied Capital, the present and potential contributions of such optionee to the success of Allied Capital and such other factors as the compensation committee shall deem relevant in connection with accomplishing the purposes of the Stock Option Plan, including the recipient's current stock holdings, years of service, position with Allied Capital and other factors. The compensation committee does not apply a formula assigning specific weights to any of these factors when making its determination. The compensation committee awards stock options to officers on a subjective basis and such awards depend in each case on the performance of the officer under consideration and, in the case of new hires, their potential performance. Pursuant to the Investment Company Act, options may not be repriced for any participant.

        All rights to exercise options terminate 60 days after an optionee ceases to be (1) a non-officer director, (2) both an officer and a director, if such optionee serves in both capacities or (3) an officer (if such officer is not also a director) of Allied Capital for any reason other than death or total and permanent disability. If an optionee's employment is terminated for any reason other than death or total and permanent disability before expiration of his option and before he has fully exercised it, the optionee has the right to exercise the option during the balance of a 60-day period from the date of termination. If an optionee dies or becomes totally and permanently disabled before expiration of the option without fully exercising it, he or she or the executors or administrators or legatees or distributees of the estate shall, as may be provided at the time of the grant, have the right, within one year after the optionee's death or total and permanent disability, to exercise the option in whole or in part before the expiration of its term.

        All outstanding options will become fully vested and exercisable upon a Change of Control. For purposes of the Stock Option Plan, a "Change of Control" means (1) the sale or other disposition of all or substantially all of Allied Capital's assets; or (2) the acquisition, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the Exchange Act) or of record, as a result of a merger, consolidation or otherwise, of securities of Allied Capital representing fifteen percent or more of the aggregate voting power of Allied Capital's then outstanding common stock by any person (within the meaning of Section 13(d) and 14(d) of the Exchange Act), including, but not limited to, any corporation or group of persons acting in concert, other than (a) Allied Capital or its subsidiaries or (b) any employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974) of Allied Capital or its subsidiaries, including a trust established pursuant to any such plan; or (3) the individuals who were members of Allied Capital's board of directors as of the effective date of the Stock Option Plan, or the "Incumbent Board," cease to constitute at least two-thirds of Allied Capital's board of directors; provided, however, that any director appointed by at least two-thirds of the then Incumbent Board or nominated by at least two-thirds of the corporate governance/nominating committee of Allied Capital's board of directors (a majority of the members of the corporate governance/nominating committee are members of the then Incumbent Board or appointees thereof), other than any director appointed or nominated in connection with or as a result of a threatened or actual proxy or control contest will be deemed to constitute a member of the Incumbent Board.

        The Stock Option Plan is designed to satisfy the conditions of Section 422 of the Code so that options granted under the Stock Option Plan may qualify as "incentive stock options." To qualify as "incentive stock options," options may not become exercisable for the first time in any year if the number of incentive options first exercisable in that year multiplied by the exercise price exceeds $100,000.

  Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth the stock option awards outstanding at December 31, 2008:

								Stock Awards(1)
										Equity Incentive plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units of Other Rights That Have Not Vested
	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable(2)		Number of Securities Underlying Unexercised Options Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
William L. Walton	400,000		—		—	$28.9800	3/11/2014	n/a	n/a	n/a	n/a
	124,000		62,000	(3)	—	$29.5800	5/15/2014	n/a	n/a	n/a	n/a
	—		575,000	(4)	—	$22.9600	2/1/2015	n/a	n/a	n/a	n/a
Joan M. Sweeney	5,633		—		—	$17.7500	12/30/2009	n/a	n/a	n/a	n/a
	4,646		—		—	$21.5200	12/13/2012	n/a	n/a	n/a	n/a
	78,450		—		—	$28.9800	3/11/2014	n/a	n/a	n/a	n/a
	93,000		46,500	(3)	—	$29.5800	5/15/2014	n/a	n/a	n/a	n/a
Penni F. Roll	122,677		—		—	$21.5200	12/13/2012	n/a	n/a	n/a	n/a
	200,000		—		—	$28.9800	3/11/2014	n/a	n/a	n/a	n/a
	200,000		—		—	$27.5100	8/3/2015	n/a	n/a	n/a	n/a
	93,000		46,500	(3)	—	$29.5800	5/15/2014	n/a	n/a	n/a	n/a
	—		250,000	(4)	—	$22.9600	2/1/2015	n/a	n/a	n/a	n/a
Daniel L. Russell	4,085		—		—	$21.5900	9/20/2011	n/a	n/a	n/a	n/a
	4,646		—		—	$21.5200	12/13/2012	n/a	n/a	n/a	n/a
	100,000		—		—	$28.9800	3/11/2014	n/a	n/a	n/a	n/a
	300,000		—		—	$27.5100	8/3/2015	n/a	n/a	n/a	n/a
	124,000		62,000	(3)	—	$29.5800	5/15/2014	n/a	n/a	n/a	n/a
	—		250,000	(4)	—	$22.9600	2/1/2015	n/a	n/a	n/a	n/a
Robert M. Monk	90,000		—		—	$28.9800	3/11/2014	n/a	n/a	n/a	n/a
	150,000		—		—	$27.5100	8/3/2015	n/a	n/a	n/a	n/a
	93,000		46,500	(3)	—	$29.5800	5/15/2014	n/a	n/a	n/a	n/a
	—		250,000	(4)	—	$22.9600	2/1/2015	n/a	n/a	n/a	n/a
Michael J. Grisius	300,000	(5)	—		—	$28.9800	3/11/2014	n/a	n/a	n/a	n/a
	200,000	(5)	—		—	$27.5100	8/3/2015	n/a	n/a	n/a	n/a
	93,000	(5)	—		—	$29.5800	5/15/2014	n/a	n/a	n/a	n/a

(1)
Allied Capital has not made any stock awards. As a BDC, Allied Capital is prohibited by the Investment Company Act from issuing stock awards except pursuant to a SEC exemptive order. As discussed above, Allied Capital has filed an application seeking exemptive relief to issue restricted stock.

(2)
No stock option awards have been transferred.

(3)
The options granted vest in three installments on 6/30/07, 6/30/08 and 6/30/09.

(4)
The options granted vest in three installments on 6/30/09, 6/30/10 and 6/30/11.

(5)
The options were cancelled on February 17, 2009, 60 days after Mr. Grisius' termination of employment effective December 19, 2008.

  Option Exercises and Stock Vested

        No stock option awards were exercised by any NEO during the year ended December 31, 2008.

		Option Awards		Stock Awards
Name	Year	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
William L. Walton	2008	—	—	n/a	n/a
Joan M. Sweeney	2008	—	—	n/a	n/a
Penni F. Roll	2008	—	—	n/a	n/a
Daniel L. Russell	2008	—	—	n/a	n/a
Robert M. Monk	2008	—	—	n/a	n/a
Michael J. Grisius	2008	—	—	n/a	n/a

  Equity Compensation Plan Information

        The following table sets forth information as of December 31, 2008 with respect to compensation plans under which Allied Capital's equity securities are authorized for issuance:

Plan Category	Number of Securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	19,711,911	$26.5596	9,510,676
Equity compensation plans not approved by stockholders	—	—	—
Total	19,711,911	$26.5596	9,510,676

  Non-Qualified Deferred Compensation

Name	Executive Contributions in 2008	Company Contributions in 2008	Aggregate Earnings in 2008(1)	Aggregate Withdrawals/ Distributions in 2008	Aggregate Balance at December 31, 2008(2)
William L. Walton	$—	$—	$(663,311)	$10,702,960	$—
Joan M. Sweeney	$—	$—	$(435,787)	$5,397,161	$—
Penni F. Roll	$—	$—	$(87,683)	$2,159,918	$—
Daniel L. Russell	$—	$—	$(128,197)	$1,565,739	$—
Robert M. Monk	$—	$—	$(122,332)	$1,529,205	$—
Michael J. Grisius	$—	$—	$(137,983)	$1,686,389	$—

(1)
Includes interest and dividend income and realized and unrealized gains and losses on all deferred compensation arrangements.

(2)
During 2007, Allied Capital's board of directors determined to terminate the deferred compensation arrangements and the balances were distributed to the participants in March 2008.

        Deferred Compensation Arrangements.    In December 2007, Allied Capital's board of directors made a determination that it was in the best interests of Allied Capital to terminate its deferred compensation arrangements. Allied Capital's board of directors' decision was primarily in response to increased complexity resulting from recent changes in the regulation of deferred compensation arrangements. Allied Capital's board of directors resolved that the accounts under these arrangements would be distributed to participants in full on March 18, 2008, the termination and distribution date or as soon as was reasonably practicable thereafter in accordance with the provisions of such arrangements.

        The accounts under the deferred compensation arrangements totaled $52.5 million at December 31, 2007. The balances on the termination date were distributed to participants in March 2008 subsequent to the termination date in accordance with the transition rule for payment elections under Section 409A of the Code. Distributions from the arrangements were made in cash or shares of Allied Capital common stock, net of required withholding taxes.

  Severance and Change of Control Arrangements Under Employment Agreements

        Allied Capital entered into employment agreements in 2004 with Mr. Walton, Ms. Sweeney and Ms. Roll. These agreements were reviewed in 2008 and amended to comply with Section 409A and to address other tax-related matters. Mr. Walton's employment agreement was also amended in connection with the separation of the Chairman of the Board and CEO roles, effective in March 2009. In May 2009, Allied Capital entered into a retention agreement with Ms. Sweeney that supercedes the employment agreement between Ms. Sweeney and Allied Capital entered into on January 1, 2004, as amended. Ms. Sweeney's retention agreement is discussed below. In May 2009, Allied Capital entered into an employment agreement with Mr. Scheurer. Mr. Walton's and Ms. Roll's employment agreements each provide for a three-year term that extends one day at the end of every day during its length, unless either party provides written notice of termination of such extension. In that case, the agreement would terminate three years from such notification. Mr. Scheurer's employment agreement provides for a fixed three-year term. Each of these employment agreements provide for certain payments and benefits upon termination of the executive.

        As an inducement for Ares Capital and Merger Sub to enter into the merger agreement, Messrs. Walton and Scheurer and Ms. Roll each agreed to waive, contingent on the closing of the merger, a portion of the severance payments they might otherwise have been entitled to receive as a result of the merger. For more information regarding the payments and benefits to be paid to them in connection with the merger, see "The Merger—Interests of Certain Persons Related to Allied Capital in the Merger."

        By Executive For Good Reason or By Company Without Cause.    Pursuant to each of the employment agreements, if the executive resigns without "good reason" or his/her employment is terminated with "cause," the executive will not receive any severance pay. If, however, employment is terminated by Allied Capital without "cause" or by the executive for good reason, the executive will be entitled to severance pay for a period not to exceed 36 months. Severance pay will include three times the average base salary for the preceding three years, plus three times the average bonus compensation for the preceding three years, plus a lump sum severance amount, plus a cash payment in lieu of certain post-termination health and welfare benefits. Severance payments will generally be paid in a lump sum six months after separation.

        Change of Control.    In the event of a "change of control," in addition to the severance pay described above, all outstanding options granted to Mr. Walton, Mr. Scheurer and Ms. Roll will vest immediately under the terms of the Stock Option Plan. See "—Stock Option Plan" above for the definition of "change of control."

        Death or Disability.    If employment is terminated as a result of death or disability (as defined in the executives' employment agreements) and no notice of non-renewal (as described below) has been given, the executive will be entitled to severance pay equal to one times his or her average base salary for the preceding three years, plus one times his or her average bonus compensation for the preceding three years, plus a lump sum severance amount, plus a cash payment in lieu of certain post-termination health and welfare benefits.

        Notice of Non-Renewal.    If a notice of non-renewal has been given prior to death or disability of Mr. Walton or Ms. Roll, then instead of using a one times multiple of the average base salary and average bonus compensation as described above, the severance amount that relates to base salary and bonus compensation would be calculated using the number of years remaining between the date of the executive's death or disability and the third anniversary of the notice of non-renewal, but in no event less than one year. Any severance relating to disability will be paid in a lump sum six months after separation. Any severance relating to death will be paid in two installments: 75% of such pay will be paid at the time of separation and 25% will be paid on the first anniversary of such separation.

        If the term of employment expires in accordance with the agreement after the delivery of a non-renewal notice by either party, the executive would continue to be employed for three years after the notice of non-renewal (unless otherwise terminated under the agreement). At the end of the three-year term, the executive would receive severance pay equal to one times the average base salary for the preceding three years, plus one times the average bonus compensation for the preceding three years, plus a lump sum severance amount, plus the benefits previously described. Severance payments will be paid in a lump sum no earlier than six months after separation.

        If any provision of the employment agreements would cause the executive to incur any additional tax under Section 409A of the Code or any regulations or Treasury guidance promulgated thereunder, Allied Capital will reform the provision in a manner that maintains, to the extent possible, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. In addition, in such a situation, Allied Capital will notify and consult with the executives prior to the effective date of any such change.

  Severance and Change of Control Arrangements Under Retention Agreements

        On March 3, 2009, Allied Capital entered into retention agreements with certain key officers who did not have employment agreements with Allied Capital, including Mr. Russell and Mr. Monk. In May 2009, Allied Capital entered into a retention agreement with Ms. Sweeney that supercedes the employment agreement between Ms. Sweeney and Allied Capital entered into on January 1, 2004, as amended. Pursuant to these agreements, in the event of a termination, other than for "cause" or if the officer terminates his or her employment for good reason within 90 days prior to or 18 months following a "change of control" of Allied Capital, the officer will receive a retention payment to be paid in a lump sum six months following the officer's separation from service. See "—Stock Option Plan" above for the definition of "change of control." The officer will also receive one year of COBRA coverage following the separation from service. In order to receive the retention payment, the officer must execute a binding separation and release agreement. These agreements shall continue in effect until December 31, 2011.

        As an inducement for Ares Capital and Merger Sub to enter into the merger agreement, certain key executives agreed to waive, contingent on the closing of the merger, a portion of the retention award payments they would otherwise be entitled to receive in connection with the merger. For more information regarding the payments and benefits to be paid to them in connection with the merger, see "The Merger—Interests of Certain Persons Related to Allied Capital in the Merger."

        The retention agreement between Ms. Sweeney and Allied Capital entered into effective May 13, 2009, provides for a three-year term during which Ms. Sweeney will serve as Managing Director and

Special Advisor to the CEO and be responsible for advising the CEO on strategic business and management issues. Pursuant to the agreement, Ms. Sweeney has the right to voluntarily terminate her employment at any time with 30 days' notice. If she resigns without good reason or her employment is terminated with "cause," she will not receive any severance pay. Among other things, Ms. Sweeney's retention agreement prohibits her from hiring employees of Allied Capital for a period of two years following her departure.

        If her employment is terminated by Allied Capital without "cause" or by Ms. Sweeney for "good reason" (each as defined in her retention agreement) or as a result of death or disability (each as defined in her retention agreement), she (or, in the case of her death, her estate) will be entitled to severance pay, which will include the sum of any amount of base compensation and any special retention bonuses that Ms. Sweeney would have received had her employment continued through the end of the term of the agreement, plus a cash payment in lieu of certain post-termination health and welfare benefits. Severance payments generally will be paid in a lump sum six months after separation.

        Ms. Sweeney could receive additional payments under certain circumstances. For information about the payments and benefits to be paid to Ms. Sweeney in connection with the merger, see "The Merger—Interests of Certain Persons Related to Allied Capital in the Merger."

  Indemnification Agreements

        Allied Capital has entered into indemnification agreements with its directors and certain senior officers, including each of the NEOs. The indemnification agreements are intended to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the Investment Company Act. Each indemnification agreement provides that Allied Capital shall indemnify the director or officer who is a party to the agreement, including the advancement of legal expenses, if, by reason of his or her corporate status, he or she is, or is threatened to be, made a party to or a witness in any threatened, pending or completed proceeding, other than a proceeding by or in the right of Allied Capital.

  Target Ownership

        During 2006, Allied Capital's board of directors established a target ownership program which requires senior officers to achieve and retain certain stock ownership levels commensurate with their positions within Allied Capital. From the inception of the target ownership program in 2006, officers have five years to achieve the required ownership levels. Individuals who are hired or promoted after the implementation of the target ownership program would be required to achieve the target ownership level within the later of five years from the date of hire or three years from the date of promotion to the relevant title. Many of Allied Capital's senior officers already own a substantial number of shares of Allied Capital and few have chosen to sell shares over their tenure with Allied Capital. Allied Capital's board of directors believes that it is in the best interest of stockholders to encourage share ownership by Allied Capital's senior officers so that the interests of officers and stockholders are aligned.

        Allied Capital's board of directors has determined target ownership levels for Allied Capital's senior officers, as follows:

Senior Officer	Multiple of Base Salary	Minimum Share Ownership Range
Chairman of the Board and CEO	5x	250,000 shares
Executive Officers, Managing Directors and Executive Vice Presidents	3x - 4x	21,500 - 130,000 shares
Principals	2x	10,000 - 20,500 shares

        Target ownership amounts represent the lesser of a multiple of base salary or a specified number of shares. Minimum share ownership requirements are determined on an individual basis and may be adjusted by the compensation committee.

        Allied Capital's Chairman of the Board, CEO, Chief Operating Officer and CFO, as well as certain other senior officers, have met their target ownership levels set forth above. See "Control Persons and Principal Stockholders of Allied Capital."

        In addition, pursuant to Allied Capital's corporate governance policy, each non-officer director is required to own $100,000 worth of shares based on market value (excluding stock options) or to have purchased at least $100,000 of shares based on the original cost of purchase. Directors are required to achieve this target ownership level within five years of joining the Allied Capital board or, in the case of those directors who were serving on the board at the time the policy was adopted by the board, by February 2011. The majority of Allied Capital's directors have achieved this target ownership level.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF ALLIED CAPITAL

        Allied Capital has procedures in place for the review, approval and monitoring of transactions involving Allied Capital and certain related persons of Allied Capital.

        As a BDC, Allied Capital is prohibited by the Investment Company Act from participating in transactions with any persons affiliated with Allied Capital, including, officers, directors and employees of Allied Capital and any person controlling or under common control with Allied Capital, collectively, "Allied Capital affiliates," absent an SEC exemptive order.

        In the ordinary course of business, Allied Capital enters into transactions with portfolio companies that may be considered related party transactions. In order to ensure that Allied Capital does not engage in any prohibited transactions with any persons affiliated with Allied Capital, Allied Capital has implemented the following procedures:

  •
  Every proposed transaction must have a completed write-up and a transaction analysis, which should identify all parties to the transaction, including any selling stockholders.

  •
  Each transaction is screened by officers of Allied Capital for any possible affiliations, close or remote, between the proposed portfolio investment, Allied Capital, companies controlled by Allied Capital and any Allied Capital affiliates.

  •
  All Allied Capital affiliates are notified by officers of Allied Capital of any proposed transactions and the parties involved in the transaction and are asked to notify Allied Capital's Private Finance General Counsel or Chief Compliance Officer or any other officer of Allied Capital who has been designated to serve in this capacity of any proposed transactions, each a, "screening officer."

  •
  A screening officer analyzes all potential affiliations between the proposed portfolio investment, Allied Capital, companies controlled by Allied Capital and any Allied Capital affiliates to determine if prohibited affiliations exist.

  •
  A screening officer obtains the advice of legal counsel whenever there is uncertainty as to whether particular persons involved in a proposed transaction are Allied Capital affiliates.

  •
  A screening officer reviews the terms of each transaction to review whether any affiliated person could receive brokerage commissions that exceed the provisions of the Investment Company Act.

        No agreement will be entered into unless and until a screening officer is satisfied that no affiliations prohibited by the Investment Company Act exist or, if such affiliations exist, appropriate actions have been taken to seek review and approval of Allied Capital's board of directors or exemptive relief for such transaction. Allied Capital's board of directors reviews these procedures on an annual basis.

        In addition, Allied Capital's Code of Business Conduct, which is annually reviewed and approved by Allied Capital's board of directors and acknowledged in writing by all employees, requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual's personal interests and the interests of Allied Capital. Pursuant to the Code of Business Conduct, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to Allied Capital's Chief Compliance Officer. In the event that the Chief Compliance Officer is involved in the action or relationship giving rise to the conflict of interest, the individual is directed to disclose the conflict to another member of Allied Capital's senior management team. The corporate governance/nominating committee of Allied Capital's board of directors is charged with monitoring and making recommendations to the Allied Capital's board of directors regarding policies and practices relating to corporate governance. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by Allied Capital's board of directors.

        The following table sets forth certain information, as of [    •    ], 20[    •    ], regarding indebtedness to Allied Capital in excess of $120,000 of any person serving as a director or executive officer of Allied Capital and of any nominee for election as a director at any time since January 1, 2008. All of such indebtedness results from loans made by Allied Capital to enable the exercise of stock options. The loans are full recourse against the borrower and have varying terms not exceeding ten years. The interest rates charged generally reflect the applicable federal rate on the date of the loan.

        As a BDC under the Investment Company Act, Allied Capital is entitled to provide and has provided loans to officers of Allied Capital in connection with the exercise of stock options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, Allied Capital has been prohibited from making new loans to its executive officers since July 30, 2002.

Range of Interest Rates
	Amount of Principal Paid During 20[•]	Amount of Interest Paid During 20[•]	Highest Amount Outstanding During 20[•]			Amount Outstanding at [•], 20[•]
Name and Position				High	Low
Executive Officers
[•]	[•]	[•]	[•]	[•]	[•]	[•]
[•]	[•]	[•]	[•]	[•]	[•]	[•]
[•]	[•]	[•]	[•]	[•]	[•]	[•]

 CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF ALLIED CAPITAL

        To Allied Capital's knowledge, as of December 1, 2009, there were no persons that owned 25% or more of Allied Capital's outstanding voting securities and no person would be deemed to control Allied Capital, as such term is defined in the Investment Company Act.

        The following table sets forth, as of December 1, 2009, each stockholder who owned more than 5% of Allied Capital's outstanding shares of common stock, each director, each named executive officer of Allied Capital and directors and executive officers as a group. Based upon Schedule 13G and other filings with the SEC, no stockholder owned more than 5% of Allied Capital's outstanding shares of common stock as of December 1, 2009. Unless otherwise indicated, Allied Capital believes that each beneficial owner set forth in the table has sole voting and investment power. Certain shares beneficially owned by Allied Capital's directors and executive officers may be held in accounts with third-party brokerage firms, where such shares may from time to time be subject to a security interest for margin credit provided in accordance with such brokerage firm's policies.

        Allied Capital's directors are divided into two groups—interested directors and independent directors. Interested directors are "interested persons" as defined in Section 2(a)(19) of the Investment Company Act.

Name of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)	Dollar Range of Equity Securities Beneficially Owned(3)
Interested Directors
William L. Walton(4)	2,320,016	1.29%	over $100,000
John M. Scheurer(5)	1,300,199	*	over $100,000
Joan M. Sweeney(6)	1,153,724	*	over $100,000
Robert E. Long(7)	50,435	*	over $100,000
Independent Directors:
Ann Torre Bates(8)	50,044	*	over $100,000
Brooks H. Browne(9)	104,236	*	over $100,000
John D. Firestone(10)	87,231	*	over $100,000
Anthony T. Garcia(11)	94,083	*	over $100,000
Lawrence I. Hebert(12)	57,500	*	over $100,000
Edward J. Mathias(13)	44,936	*	over $100,000
Alex J. Pollock(14)	53,823	*	over $100,000
Marc F. Racicot(15)	26,338	*	$50,001-$100.000
Laura W. van Roijen(16)	93,289	*	over $100,000
Named Executive Officers:
Penni F. Roll(17)	1,138,125	*	over $100,000
Daniel L. Russell(18)	1,028,605	*	over $100,000
Robert M. Monk(19)	713,639	*	over $100,000
All directors and executive officers as a group (22 in number)	10,523,366	5.65%

*
Less than 1%

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act.

(2)
Based on a total of 179,566,777 shares of Allied Capital common stock issued and outstanding on December 1, 2009 and 6,788,339 shares of Allied Capital common stock issuable upon the exercise of stock options exercisable within 60 days held by each executive officer and non-officer director.

(3)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(4)
Includes 1,209,596 shares owned directly and 1,077,667 options exercisable within 60 days of December 1, 2009. Also includes 14,275 shares allocated to the Allied Capital 401(k) Plan and 15,815 shares held in IRA or Keogh accounts. Of the shares listed, 2,150 are held in margin accounts or otherwise pledged.

(5)
Includes 353,548 shares owned directly and options to purchase 722,834 shares exercisable within 60 days of December 1, 2009. Also includes 150,000 shares held in a trust and 73,817 shares allocated to the Allied Capital 401(k) Plan. Of the shares listed, 353,548 are held in margin accounts or otherwise pledged.

(6)
Includes 728,031 shares owned directly and options to purchase 394,896 shares exercisable within 60 days of December 1, 2009. Also includes 30,797 shares allocated to the Allied Capital 401(k) Plan. Of the shares listed, 158,659 are held in margin accounts or otherwise pledged.

(7)
Includes options to purchase 30,000 shares exercisable within 60 days of December 1, 2009. Of the shares listed, 20,005 are held in margin accounts or otherwise pledged.

(8)
Includes 7,250 shares held in IRA or Keogh accounts, options to purchase 30,000 shares exercisable within 60 days of December 1, 2009 and 7,000 shares held by Ms. Bates' spouse. Also includes 3,499 shares held in a revocable trust and 700 shares held in an IRA account by Ms. Bates' father over which Ms. Bates has power-of-attorney.

(9)
Includes 12,280 shares held in IRA or Keogh accounts, 2,000 shares held by Mr. Browne's spouse and options to purchase 40,000 shares exercisable within 60 days of December 1, 2009. Of the shares listed, 9,500 are held in margin accounts or otherwise pledged.

(10)
Includes 9,415 shares held in IRA or Keogh accounts and includes options to purchase 35,000 shares exercisable within 60 days of December 1, 2009.

(11)
Includes options to purchase 20,000 shares exercisable within 60 days of December 1, 2009.

(12)
Includes 9,529 shares held in IRA or Keogh accounts, 9,000 shares held in a revocable trust and options to purchase 20,000 shares exercisable within 60 days of December 1, 2009.

(13)
Includes 33,000 shares held in IRA or Keogh accounts and includes options to purchase 10,000 shares exercisable within 60 days of December 1, 2009.

(14)
Includes 4,000 shares held in IRA or Keogh accounts, 200 shares held by Mr. Pollock's son in a custodial account for which Mr. Pollock serves as custodian and options to purchase 20,000 shares exercisable within 60 days of December 1, 2009.

(15)
Includes options to purchase 10,000 shares exercisable within 60 days of December 1, 2009.

(16)
Includes 16,224 shares held in IRA or Keogh accounts and options to purchase 50,000 shares exercisable within 60 days of December 1, 2009.

(17)
Includes 236,327 shares owned directly and options to purchase 878,845 shares exercisable within 60 days of December 1, 2009 and 22,953 shares allocated to the Allied Capital 401(k) Plan. Of the shares listed, 1,100 are held in margin accounts or otherwise pledged.

(18)
Includes 83,873 shares owned directly and options to purchase 944,732 shares exercisable within 60 days of December 1, 2009.

(19)
Includes 805 shares held in IRA or Keogh accounts and options to purchase 712,834 shares exercisable within 60 days of December 1, 2009.

DESCRIPTION OF ALLIED CAPITAL'S CAPITAL STOCK

        The following summary description is based on relevant portions of the Maryland General Corporation Law and Allied Capital's charter and bylaws. This summary is not necessarily complete and Allied Capital urges you to read the applicable provisions of the Maryland General Corporation Law and Allied Capital's charter and bylaws carefully and in their entirety.

Capital Stock

        Allied Capital's authorized capital stock consists of 400,000,000 shares, $0.0001 par value per share, all of which has been initially designated as common stock. Allied Capital's board of directors may classify and reclassify any unissued shares of Allied Capital's capital stock by setting or changing in one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions of redemption or other rights of such shares of capital stock.

  Common Stock

        At December 14, 2009, there were 179,566,777 shares of common stock outstanding and [    •    ] shares of common stock authorized and reserved for issuance under Allied Capital's amended stock option plan. The following are the outstanding classes of securities of Allied Capital as of December 14, 2009:

	(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Allied Capital or for Allied Capital's Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Allied Capital	Common Stock	400,000,000	—	179,566,777

        All shares of common stock have equal rights as to earnings, assets, dividends and voting and all outstanding shares of common stock are fully paid and non-assessable. Distributions may be paid to the holders of common stock if and when declared by Allied Capital's board of directors out of funds legally available therefor. Allied Capital common stock has no preemptive, exchange, conversion or redemption rights and is freely transferable, except where their transfer is restricted by federal and state securities law or by contract. In the event of liquidation, dissolution or winding-up of Allied Capital, each share of common stock is entitled to share ratably in all of Allied Capital's assets that are legally available for distributions after payment of all debts and liabilities and subject to any prior rights of holders of preferred stock, if any, then outstanding. Each share of common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of capital stock, the holders of Allied Capital common stock will possess exclusive voting power with respect to Allied Capital. There is no cumulative voting in the election of Allied Capital directors, which means that holders of a majority of the shares, if they so choose, could elect all of the Allied Capital directors and holders of less than a majority of the shares would, in that case, be unable to elect any Allied Capital director.

Preferred Stock

        Allied Capital's charter authorizes its board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by Allied Capital's charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, Allied Capital's board of directors could authorize the issuance of shares of Allied Capital preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of Allied Capital common stock or otherwise be in their best interest.

        In addition, any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to Allied Capital common stock, Allied Capital maintain a coverage ratio of total assets to total senior securities, which include all of Allied Capital's borrowings and any preferred stock it may issue in the future, of at least 200% and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. The features of preferred stock may be further limited by the requirements applicable to RICs under the Code.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

        Allied Capital has adopted provisions in its charter limiting the liability of its directors and officers for monetary damages. The effect of these provisions in the charter is to eliminate the rights of Allied Capital and its stockholders to recover monetary damages against a director or officer except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final judgment as being material to the cause of action. These provisions do not limit or eliminate the rights of Allied Capital or any stockholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director's or officer's duties. These provisions also will not alter the liability of directors or officers under federal securities laws, including the Investment Company Act.

        Allied Capital's charter and bylaws require Allied Capital, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director and at Allied Capital's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also require Allied Capital to indemnify and advance expenses to any person who served a predecessor of Allied Capital in any of the capacities described above and any of Allied Capital's employees or agents or any employees or agents of Allied Capital's predecessor. In accordance with the Investment Company Act, Allied Capital will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition, Allied Capital will only indemnify any person in a manner consistent with the SEC's policy regarding any request to hold harmless or indemnify any individual as permitted under Sections 17(h) and 17(i) of the Investment Company Act where liability has not been adjudicated, where the matter has been settled or in a situation involving an advance of attorney's fees or other expenses.

        Maryland law requires a corporation (unless its charter provides otherwise, which Allied Capital's charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (1) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

        Allied Capital has entered into indemnification agreements with its directors and certain of its senior officers. The indemnification agreements provide these directors and senior officers the maximum indemnification permitted under Maryland law and the Investment Company Act.

Certain Anti-Takeover Provisions

        Allied Capital's charter and bylaws and certain statutory and regulatory requirements contain certain provisions that could make more difficult the acquisition of Allied Capital by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of Allied Capital to negotiate first with the board of directors. Allied Capital believes that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms; however, such provisions may have the effect of depriving stockholders of an opportunity to sell their shares at a premium over market prices by discouraging a third party from seeking to obtain control of Allied Capital. The description set forth below is intended only to be a summary of certain of Allied Capital's anti-takeover provisions and is qualified in its entirety by reference to Allied Capital's charter and bylaws.

  Classified Board of Directors

        Allied Capital's bylaws provide for its board of directors to be divided into three classes of directors serving staggered three-year terms, with each class to consist as nearly as possible of one-third of the directors then elected to the board. A classified board may render more difficult a change in control of Allied Capital or removal of incumbent management. Allied Capital believes, however, that the longer time required to elect a majority of a classified board of directors helps to ensure continuity and stability of Allied Capital's management and policies.

  Issuance of Preferred Stock

        Allied Capital's board of directors, without stockholder approval, has the authority to reclassify authorized but unissued common stock as preferred stock, to set the preferences, conversion or other rights, restrictions, limitations as to dividends or other distributions, qualifications, terms or conditions of redemption or other rights of such preferred stock and to issue such preferred stock. Such stock could be issued with voting, conversion or other rights designed to have an anti-takeover effect.

  Number of Directors; Vacancies; Removal

        Allied Capital's charter provides that the number of directors will be set only by the board of directors in accordance with Allied Capital's bylaws. Allied Capital's bylaws provide that a majority of its entire board of directors may at any time increase or decrease the number of directors. However, unless Allied Capital's bylaws are amended, the number of directors may never be less than three (unless otherwise permitted by law) nor more than fifteen. Any vacancy for any cause other than by reason of an increase in the number of directors may be filled by a majority of the remaining members of the board of directors, even if less than a quorum. Any vacancy occurring by reason of an increase in the number of directors may be filled by action of a majority of the directors constituting the entire board of directors. A director elected by the board of directors to fill a vacancy will serve until the next annual meeting of stockholders and until his successor is elected and qualifies. Stockholders of Allied Capital also have the concurrent power to fill any vacancy resulting from the removal of a director and a director elected by the stockholders to fill a vacancy resulting from the removal of a director will serve for the balance of the term of the removed director.

        A director may be removed by stockholders only "with cause" and then only by the affirmative vote of at least a majority of the votes entitled to be cast in the election of directors.

  Action by Stockholders

        Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written or electronic consent in lieu of a meeting. These provisions, combined with the requirements of Allied Capital's bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

  Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

        Allied Capital's bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to Allied Capital's notice of the meeting, (2) by or at the direction of the board of directors or (3) by a stockholder who is a stockholder of record both at the time of giving the notice required by the bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in Allied Capital's notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to Allied Capital's notice of the meeting, (2) by or at the direction of the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is a stockholder of record both at the time of giving the notice required by the bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

        The purpose of requiring stockholders to give Allied Capital advance notice of nominations and other business is to afford Allied Capital's board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by Allied Capital's board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although Allied Capital's bylaws do not give Allied Capital's board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to Allied Capital and its stockholders.

  Calling of Special Meetings of Stockholders

        Allied Capital's bylaws provide that special meetings of stockholders may be called by Allied Capital's board of directors and certain of Allied Capital's officers. Additionally, Allied Capital's bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by Allied Capital's Corporate Secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

  Amendments; Supermajority Vote Requirements

        Allied Capital's bylaws impose supermajority vote requirements in connection with the amendment by Allied Capital's board of directors of all provisions within Allied Capital's bylaws, including those provisions relating to the classified board of directors, the ability of stockholders to call special meetings and the advance notice provisions for stockholder meetings. Allied Capital's stockholders do not have the power to amend Allied Capital's bylaws.

        Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless declared advisable by the board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Allied Capital's charter does not provide for a lesser percentage in these situations.

  Maryland General Corporation Law

        Maryland General Corporation Law contains certain provisions, including the Business Combination Act and the Control Share Acquisition Act, as defined below, that could make more difficult the acquisition of Allied Capital by means of a tender offer, a proxy contest or otherwise. The partial summary of the foregoing statutes contained in this document is not intended to be complete and reference is made to the full text of such statutes for their entire terms.

Business Combination Act

        Certain provisions of the Maryland General Corporation Law establish special requirements with respect to "business combinations" between Maryland corporations and "interested stockholders" or affiliates of interested stockholders unless exemptions are applicable, referred to in this document as the "Business Combination Act." Among other things, the Business Combination Act prohibits for a period of five years a merger or other specified transactions between a company and an interested stockholder or an affiliate of an interested stockholder and requires a supermajority vote for such transactions after the end of such five-year period.

        "Interested stockholders" are all persons owning beneficially, directly or indirectly, 10% or more of the outstanding voting stock of a Maryland corporation or affiliates or associates of the corporation who, at any time within the two-year period prior to the date in question, were the beneficial owners of 10% or more of the voting power of the then outstanding voting stock of the corporation. "Business combinations" include certain mergers or similar transactions subject to a statutory vote and additional transactions involving transfer of assets or securities in specified amounts to interested stockholders or their affiliates. A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which such person otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

        Unless an exemption is available, a "business combination" may not be consummated between a Maryland corporation and an interested stockholder or its affiliates for a period of five years after the date on which the stockholder first became an interested stockholder and thereafter may not be consummated unless recommended by the board of directors of the Maryland corporation and (1) approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and two-thirds of the votes entitled to be cast by all holders of outstanding shares of voting stock other than the interested stockholder or its affiliates or associates or (2) among other things, the corporation's stockholders receive a minimum price (as defined in the Business Combination Act) for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares.

        A business combination with an interested stockholder that is exempted by the board of directors of a Maryland corporation at any time before an interested stockholder first becomes an interested stockholder is not subject to the five-year moratorium or special voting requirements. Pursuant to the Business Combination Act, Allied Capital's charter provides that the Business Combination Act will not apply to any shares of stock owned by any employee stock ownership plan, incentive stock ownership plan or other similar plan established for directors, officers, employees or affiliates.

Control Share Acquisition Act

        The Maryland General Corporation Law imposes limitations on the voting rights of shares acquired in a "control share acquisition." The control share statute defines a "control share acquisition" to mean the acquisition, directly or indirectly, of "control shares" subject to certain exceptions. "Control shares" of a Maryland corporation are defined to be voting shares of stock which, if aggregated with all other shares of stock previously acquired by the acquiror (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

  •
  one-tenth or more but less than one-third;

  •
  one-third or more but less than a majority; or

  •
  a majority of all voting power.

        The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares that the acquiring person is entitled to vote as a result of having previously obtained stockholder approval. Control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast by stockholders in the election of directors, excluding shares of stock as to which the acquiring person, officers of the corporation and employees of the corporation who are directors of the corporation are entitled to exercise or direct the exercise of the voting power in the election of the directors.

        The control share statute also requires Maryland corporations to hold a special meeting at the request of an actual or proposed control share acquiror generally within 50 days after a request is made with the submission of an "acquiring person statement," but only if the acquiring person:

  •
  gives a written undertaking to pay the expenses of the meeting and, if required by the directors of the issuing corporation, posts a bond for the cost of the meeting; and

  •
  submits definitive financing agreements for the acquisition of the control shares to the extent that financing is not provided by the acquiring person.

        In addition, unless the issuing corporation's charter or bylaws provide otherwise, the control share statute provides that the issuing corporation, within certain time limitations, shall have the right to redeem control shares (except those for which voting rights have previously been approved) for "fair value" as determined pursuant to the control share statute in the event:

  •
  there is a stockholder vote and the grant of voting rights is not approved; or

  •
  an "acquiring person statement" is not delivered to the target within 10 days following a control share acquisition.

        Moreover, unless the issuing corporation's charter or bylaws provide otherwise, the control share statute provides that if, before a control share acquisition occurs, voting rights are accorded to control shares that result in the acquiring person having majority voting power, then all stockholders other than the acquiring person have appraisal rights as provided under the Maryland General Corporation Law. An acquisition of shares may be exempted from the control share statute provided that a charter or bylaw provision is adopted for such purpose prior to the control share acquisition. The Control Share Acquisition Act does not apply to shares acquired in a merger, consolidation or share exchange to which the corporation is a party.

        Allied Capital's board of directors has opted out of the Control Share Acquisition Act through an amendment to Allied Capital's bylaws.

DESCRIPTION OF ARES CAPITAL'S CAPITAL STOCK

        As a result of the merger, Allied Capital common stockholders who receive shares of Ares Capital common stock in the merger will become stockholders of Ares Capital. Your rights as stockholders of Ares Capital will be governed by Maryland law and the articles of amendment and restatement, as amended, and the second amended and restated bylaws of Ares Capital. The following description of the material terms of Ares Capital's capital stock, including the common stock to be issued in the merger, reflects the anticipated state of affairs upon completion of the merger. Ares Capital urges you to read the applicable provisions of Maryland law, the articles of amendment and restatement, as amended, and the second amended and restated bylaws of Ares Capital carefully and in their entirety.

Stock

        Ares Capital's authorized stock consists of 300,000,000 shares of stock, par value $0.001 per share, all of which are currently designated as common stock. Ares Capital common stock trades on NASDAQ under the symbol "ARCC." On [    •    ], 20[    •    ], the last reported sales price of Ares Capital common stock on NASDAQ was $[    •    ] per share. There are no outstanding options or warrants to purchase Ares Capital's stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, Ares Capital's stockholders generally are not personally liable for Ares Capital's indebtedness or obligations.

        Under Ares Capital's charter, its board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, Ares Capital's charter provides that the board of directors, without any action by Ares Capital's stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that Ares Capital has authority to issue.

  Common Stock

        All shares of Ares Capital common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of Ares Capital common stock if, as and when authorized by Ares Capital's board of directors and declared by Ares Capital out of funds legally available therefor. Shares of Ares Capital common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.

        In the event of a liquidation, dissolution or winding up of Ares Capital, each share of Ares Capital common stock would be entitled to share ratably in all of its assets that are legally available for distribution after Ares Capital pays off all indebtedness and other liabilities and subject to any preferential rights of holders of Ares Capital's preferred stock, if any preferred stock is outstanding at such time.

        Each share of Ares Capital common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of Ares Capital common stock will possess exclusive voting power with respect to Ares Capital. There is no cumulative voting in the election of Ares Capital directors, which means that holders of a majority of the outstanding shares of Ares Capital common stock can elect all of Ares Capital's directors and holders of less than a majority of such shares will be unable to elect any Ares Capital director.

        The following are Ares Capital's outstanding classes of capital stock as of December 14, 2009:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under Column (3)
Common Stock	300,000,000	—	109,592,728

  Preferred Stock

        Ares Capital's charter authorizes its board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by Ares Capital's charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, Ares Capital's board of directors could authorize the issuance of shares of Ares Capital preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of Ares Capital common stock or otherwise be in their best interest.

        You should note, however, that any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to Ares Capital common stock and before any purchase of common stock is made, such preferred stock together with all other indebtedness and senior securities must not exceed an amount equal to 50% of Ares Capital's total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. Ares Capital believes that the availability for issuance of preferred stock may provide Ares Capital with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

        Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Ares Capital's charter contains such a provision, which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

        Ares Capital's charter authorizes Ares Capital to obligate itself, and Ares Capital's bylaws obligate Ares Capital, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at Ares Capital's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in that capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit Ares Capital to indemnify and advance expenses to any person who served a predecessor of Ares Capital in any of the capacities described above and any of Ares Capital's employees or agents or any employees or agents of Ares Capital's predecessor. In accordance with the Investment Company Act, Ares Capital will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        In addition to the indemnification provided for in Ares Capital's bylaws, Ares Capital has entered into indemnification agreements with each of its current directors and certain of its officers and with members of its investment adviser's investment committee and Ares Capital intends to enter into indemnification agreements with each of its future directors, members of its investment committee and certain of its officers. The indemnification agreements attempt to provide these directors, officers and other persons the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities which such person may incur by reason of his or her status as a present or former director or officer or member of Ares Capital's investment adviser's investment committee in any action or proceeding arising out of the performance of such person's services as a present or former director or officer or member of Ares Capital's investment adviser's investment committee.

        Maryland law requires a corporation (unless its charter provides otherwise, which Ares Capital's charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (1) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Provisions of the Maryland General Corporation Law and Ares Capital's Charter and Bylaws

        The Maryland General Corporation Law and Ares Capital's charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire Ares Capital by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of Ares Capital to negotiate first with Ares Capital's board of directors. Ares Capital believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

  Classified Board of Directors

        Ares Capital's board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of Ares Capital or removal of Ares Capital's incumbent management more difficult. Ares Capital believes, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of Ares Capital's management and policies.

  Election of Directors

        Ares Capital's charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, Ares Capital's board of directors may amend the bylaws to alter the vote required to elect directors.

  Number of Directors; Vacancies; Removal

        Ares Capital's charter provides that the number of directors will be set only by the board of directors in accordance with Ares Capital's bylaws. Ares Capital's bylaws provide that a majority of Ares Capital's entire board of directors may at any time increase or decrease the number of directors. However, unless Ares Capital's bylaws are amended, the number of directors may never be less than four nor more than eight. Ares Capital's charter sets forth its election, subject to certain requirements, to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

        Ares Capital's charter provides that a director may be removed only for cause, as defined in its charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

  Action by Stockholders

        Under the Maryland General Corporation Law and Ares Capital's charter, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written or electronically transmitted consent instead of a meeting. These provisions, combined with the requirements of Ares Capital's bylaws regarding the calling of a stockholder requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

  Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

        Ares Capital's bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to Ares Capital's notice of the meeting, (2) by or at the direction of the board of directors or (3) by a stockholder who is a stockholder of record both at the time of giving the advance notice required by the bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in Ares Capital's notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the Ares Capital special meeting has been called in accordance with the bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record both at the time of giving the advance notice required by the bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the bylaws.

        The purpose of requiring stockholders to give Ares Capital advance notice of nominations and other business is to afford Ares Capital's board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by Ares Capital's board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although Ares Capital's bylaws do not give its board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to Ares Capital and its stockholders.

  Calling of Special Meetings of Stockholders

        Ares Capital's bylaws provide that special meetings of stockholders may be called by Ares Capital's board of directors and certain of Ares Capital's officers. Additionally, Ares Capital's bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

  Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

        Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. See "Risk Factors—Risks Relating to Ares Capital—Provisions of the Maryland General Corporation Law and of Ares Capital's charter and bylaws could deter takeover attempts and have an adverse impact on the price of Ares Capital common stock." However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Ares Capital's charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Ares Capital's charter also provides that certain charter amendments and any proposal for Ares Capital's conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for Ares Capital's liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of Ares Capital's continuing directors (in addition to approval by Ares Capital's board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in Ares Capital's charter as its current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

        Ares Capital's charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of its bylaws and to make new bylaws.

  No Appraisal Rights

        Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, Ares Capital's charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of Ares Capital's board of directors determines that such rights will apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

  Control Share Acquisitions

        The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

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  one-tenth or more but less than one-third;

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  one-third or more but less than a majority; or

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  a majority or more of all voting power.

        The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

        A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
        If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in Ares Capital's bylaws, compliance with the Investment Company Act, which will prohibit any such repurchase other than in limited circumstances. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

        The Control Share Acquisition Act does not apply (1) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (2) to acquisitions approved or exempted by the charter or bylaws of the corporation.

        Ares Capital's bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of Ares Capital's shares of stock. Such provision could also be amended or eliminated at any time in the future. However, Ares Capital will amend its bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in Ares Capital's best interests based on its determination that Ares Capital's being subject to the Control Share Acquisition Act does not conflict with the Investment Company Act.

  Business Combinations

        Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

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  any person who beneficially owns 10% or more of the voting power of the corporation's outstanding voting stock; or

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  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding stock of the corporation.

        A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such person otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

        After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

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  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

        These super majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

        The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Ares Capital's board of directors has adopted a resolution that any business combination between Ares Capital and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of Ares Capital and increase the difficulty of consummating any offer.

  Conflict with the Investment Company Act

        Ares Capital's bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if Ares Capital amends Ares Capital's bylaws to be subject to such act) and the Business Combination Act, or any provision of Ares Capital's charter or bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

ARES CAPITAL DIVIDEND REINVESTMENT PLAN

        Ares Capital has adopted a dividend reinvestment plan that provides for reinvestment of any distributions it declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash as provided below. As a result, if Ares Capital's board of directors authorizes, and Ares Capital declares, a cash dividend, then Ares Capital's stockholders who have not "opted out" of its dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of its common stock, rather than receiving the cash dividends.

        No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of Ares Capital common stock. A registered stockholder may elect to receive an entire cash dividend in cash by notifying Computershare Trust Company, N.A., the plan administrator and an affiliate of Ares Capital's transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date fixed by the board of directors for dividends to stockholders. The plan administrator will set up an account for shares acquired through the dividend reinvestment plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the dividend reinvestment plan, received in writing no later than 10 days prior to the record date, the plan administrator will, instead of crediting fractional shares to the participant's account, issue a check for any fractional share.

        Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

        While Ares Capital generally uses primarily newly issued shares to implement the dividend reinvestment plan (especially if its shares are trading at a premium to net asset value), it may purchase shares in the open market in connection with its obligations under the dividend reinvestment plan. In particular, if Ares Capital's shares are trading at a significant enough discount to net asset value and it is otherwise permitted under applicable law to purchase such shares, Ares Capital intends to purchase shares in the open market in connection with its obligations under its dividend reinvestment plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of Ares Capital common stock at the close of regular trading on NASDAQ on the valuation date fixed by the board of directors for such dividend. Market price per share on that date will be the closing price for such shares on NASDAQ or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of Ares Capital common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of Ares Capital's stockholders have been tabulated.

        There are no brokerage charges or other charges to stockholders who participate in the dividend reinvestment plan. The plan administrator's fees under the plan are paid by Ares Capital. If a participant elects by notice to the plan administrator in advance of termination to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a $0.12 per share fee from the proceeds.

        Stockholders whose cash dividends are reinvested in shares of Ares Capital common stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from Ares Capital will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received on reinvestment of a cash dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

        Participants may terminate their accounts under the dividend reinvestment plan by notifying the plan administrator via its website at www.computershare.com/investor, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at P.O. Box 43078, Providence, RI 02940-3078 or by calling the plan administrator's hotline at 1-800-426-5523.

        The dividend reinvestment plan may be terminated by Ares Capital upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by Ares Capital. All correspondence concerning the dividend reinvestment plan should be directed to the plan administrator via the Internet at www.computershare.com/investor, by mail at P.O. Box 43078, Providence, RI 02940-3078 or by telephone at 1-800-426-5523.

        Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator via the Internet at www.computershare.com/investor, by mail at P.O. Box 43078, Providence, RI 02940-3078 or by telephone at 1-800-426-5523.

 ALLIED CAPITAL DIVIDEND REINVESTMENT PLAN

        Allied Capital currently maintains a dividend reinvestment plan that provides for reinvestment of its distributions on behalf of Allied Capital's stockholders by its transfer agent. The dividend reinvestment plan is an "opt in" plan, which means that if Allied Capital's board of directors declares a cash dividend then Allied Capital's stockholders that have not "opted in" to its dividend reinvestment plan will receive cash dividends, rather than reinvesting dividends in additional shares of common stock.

        To enroll in the dividend reinvestment plan, each Allied Capital stockholder must complete an enrollment status form and return it to the plan agent. The plan agent shall then automatically reinvest any dividend in additional shares of Allied Capital common stock. Allied Capital stockholders may change their status in the dividend reinvestment plan at any time by contacting Allied Capital's transfer agent and plan administrator in writing.

        An Allied Capital stockholder's ability to participate in a dividend reinvestment plan may be limited according to how their shares of common stock are held. A nominee may preclude beneficial owners holding shares in street name from participating in the dividend reinvestment plan. Allied Capital stockholders who wish to participate in a dividend reinvestment plan may need to hold their shares of Allied Capital common stock in their own name. Allied Capital stockholders who hold shares in the name of a nominee should contact the nominee for details.

        All distributions to investors who do not participate (or whose nominee elects not to participate) in the Allied Capital dividend reinvestment plan will be paid directly, or through the nominee, to the record holder by or under the discretion of the plan agent. The plan agent is American Stock Transfer and Trust Company, 59 Maiden Lane, New York, New York 10038. Their telephone number is (800) 937-5449.

        Under the Allied Capital dividend reinvestment plan, Allied Capital may issue new shares if the issue price of the new shares of Allied Capital common stock is greater than 110% of the last reported net asset value. Alternatively, the plan agent may buy shares of Allied Capital common stock in the market. Allied Capital values newly issued shares of Allied Capital common stock for its dividend reinvestment plan at the average of the reported last sale prices of the outstanding shares of Allied Capital common stock on the last five trading days prior to the payment date of the distribution, but not less than 95% of the opening bid price on such date. The price in the case of shares bought in the market will be the average actual cost of such shares of Allied Capital common stock, including any brokerage commissions. There are no other fees charged to Allied Capital stockholders in connection with the Allied Capital dividend reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to the Allied Capital stockholders.

        Additional information about the dividend reinvestment plan may be obtained by contacting the plan agent, American Stock Transfer and Trust Company, by mail at 59 Maiden Lane, New York, New York 10038 or by telephone at 1- 800-937-5449.

COMPARISON OF STOCKHOLDER RIGHTS

        The following is a summary of the material differences between the rights of Ares Capital and Allied Capital stockholders. As Maryland corporations, both Ares Capital and Allied Capital are subject to the Maryland General Corporation Law, or the "MGCL."

        The following discussion is not intended to be complete and is qualified by reference to the articles of amendment and restatement, as amended, and second amended and restated bylaws of Ares Capital and the restated articles of incorporation, as amended, and amended and restated bylaws of Allied Capital and the MGCL. These documents are incorporated by reference in this document and will be sent to stockholders of Allied Capital upon request. See "Where You Can Find More Information."

	Rights of Ares Capital Stockholders	Rights of Allied Capital Stockholders
Authorized Stock	Ares Capital is authorized to issue 300,000,000 shares of stock, consisting of 300,000,000 shares of common stock, $.001 par value per share.

Pursuant to the articles of amendment and restatement, as amended, the board of directors may amend the charter to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series without stockholder approval.

Ares Capital's charter authorizes its board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock.

On December 14, 2009, there were 109,592,728 shares of common stock issued and outstanding.	Allied Capital is authorized to issue 400,000,000 shares of stock, consisting of 400,000,000 shares of common stock, $0.0001 par value per share.

On December 14, 2009, there were 179,566,777 shares of common stock issued and outstanding.

Allied Capital's charter permits its board of directors to classify and reclassify any unissued shares of capital stock by changing its preferences, voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions of redemption or other rights.
Number of Directors	A majority of the entire board of directors may establish, increase or decrease the number of directors, provided that the number of directors will never be less than four nor more than eight.
A majority of the entire board of directors may establish, increase or decrease the number of directors, provided that the number of directors will never be greater than 15 or fewer than three unless otherwise permitted by law.

	Rights of Ares Capital Stockholders	Rights of Allied Capital Stockholders
Removal of Directors	Subject to the rights of holders of one or more classes or series of subsequently established stock to elect or remove directors, any director or the entire board of directors may be removed from office, but only for cause and by the affirmative vote of the holders of not less than two-thirds of the votes entitled to be cast generally in the election of directors.	Any director or directors may be removed from office with cause by the affirmative vote of a majority of all the votes entitled to be cast generally for the election of directors. Pursuant to Subtitle 8 of Title 3 of the MGCL, Allied Capital's board of directors may elect for Allied Capital to be subject, notwithstanding any contrary provision in its charter or bylaws, to a two-thirds vote requirement for removing a director.
Vacancies
Pursuant to Subtitle 8 of Title 3 of the MGCL, Ares Capital has elected to provide that any vacancy may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is duly elected and qualifies.
Any vacancy for any cause other than by reason of an increase in the number of directors may be filled by a majority of the remaining members of the board of directors. Any vacancy occurring by reason of an increase in the number of directors may be filled by action of a majority of the directors constituting the entire board of directors. A director elected by the board of directors to fill a vacancy will serve until the next annual meeting of stockholders and until his successor is elected and qualified. Stockholders of Allied Capital also have the concurrent power to fill any vacancy resulting from the removal of a director and a director elected by the stockholders to fill a vacancy resulting from the removal of a director will serve for the balance of the term of the removed director. Pursuant to Subtitle 8 of Title 3 of the MGCL, Allied Capital's board of directors may elect for Allied Capital to be subject, notwithstanding any contrary provision in its charter or bylaws, to a requirement that any vacancy be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred.

	Rights of Ares Capital Stockholders	Rights of Allied Capital Stockholders
Advance Notice of Director Nominations and New Business	The second amended and restated bylaws of Ares Capital require advance written notice for stockholders to nominate a director or bring other business before a meeting of stockholders. For an annual meeting, a stockholder must deliver notice to the secretary of Ares Capital not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date the proxy statement for the previous year's annual meeting was released to stockholders. However, if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the previous year's annual meeting, notice by the stockholder must be given not earlier than the 150th day prior to the date of such meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. For a special meeting at which directors are to be elected, a stockholder must deliver notice to the secretary of Ares Capital not earlier than the 150th day prior to the meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the meeting or the tenth day following the day on which public announcement of the date of the meeting is made.	The amended and restated bylaws of Allied Capital require advance written notice for stockholders to nominate a director or bring other business before a meeting of stockholders. For an annual meeting, a stockholder must deliver notice to the secretary of Allied Capital not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. However, if the date of the mailing of the notice for the annual meeting has been changed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year's annual meeting, notice must be given no earlier than the 120th day prior to the date of mailing of the notice and no later than the close of business on the later of the 90th day prior to the mailing of the notice for the meeting or the tenth day following the day on which public announcement of the date of mailing of the notice for such meeting is first made. For a special meeting at which directors are to be elected, a stockholder must deliver notice to the secretary of Allied Capital no earlier than the 120th day prior to the meeting and no later than the close of business on the later of the 90th day prior to the meeting or the tenth day following the day on which public announcement of the date of the meeting is made.

Rights of Ares Capital Stockholders	Rights of Allied Capital Stockholders
Amendment of Charter	Except as set forth in the following sentence, the Ares Capital charter may be amended only if the amendment is declared advisable by the board of directors and approved by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter. Certain amendments relating to (1) making the common stock a "redeemable security" or converting Ares Capital, whether by merger or otherwise, from a "closed-end company" to an "open-end company," (2) effecting any liquidation or dissolution, (3) the number, classification and election of directors, (4) the removal of directors and (5) charter amendments and extraordinary actions require the approval of stockholders entitled to cast 80% of the votes entitled to be cast on the matter, unless the amendment is approved by at least two-thirds of continuing directors (in addition to approval by the board of directors), in which case such amendment requires only a majority vote. "Continuing directors" are defined in the Ares Capital charter as the current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

The board of directors may amend the Ares Capital charter without stockholder approval to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series.	The Allied Capital charter may be amended only if the amendment is declared advisable by the board of directors and approved by the affirmative vote of stockholders entitled to cast two-thirds of the votes entitled to be cast on the matter.

	Rights of Ares Capital Stockholders	Rights of Allied Capital Stockholders
Amendment of Bylaws	The board of directors has the exclusive power to adopt, alter or repeal any provision of the second amended and restated bylaws of Ares Capital and to make new bylaws.	The board of directors has the power to make, alter, amend and repeal the amended and restated bylaws of Allied Capital and to make new bylaws, by an affirmative vote of two-thirds of the entire board of directors, provided that notice of the proposal to make, alter, amend or repeal the amended and restated bylaws or to adopt new bylaws was included in the notice of the meeting of the board of directors at which such action takes place.
Mergers, Consolidations and Sale of Assets
Subject to certain exceptions, Ares Capital may merge, consolidate, sell, lease, exchange or otherwise transfer all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business only if such transaction is declared advisable by the board of directors and approved by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, a liquidation requires the approval of stockholders entitled to cast 80% of the votes entitled to be cast on the matter, unless the liquidation is approved by at least two-thirds of continuing directors (in addition to approval by the board of directors), in which case such liquidation requires only a majority vote.
Subject to certain exceptions, Allied Capital may merge, consolidate, sell, lease, exchange or otherwise transfer all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business only if such transaction is declared advisable by the board of directors and approved by the affirmative vote of stockholders entitled to cast two-thirds of the votes entitled to be cast on the matter.

	Rights of Ares Capital Stockholders	Rights of Allied Capital Stockholders
Dissolution	Except as set forth in the following sentence, Ares Capital may dissolve only if the dissolution is declared advisable by a majority of the entire board of directors and approved by the affirmative vote of stockholders entitled to cast 80% of the votes entitled to be cast on the matter. If the dissolution is approved by at least two-thirds of continuing directors (in addition to approval by the board of directors), the dissolution will require the approval of stockholders entitled to cast only a majority of the votes entitled to be cast on the matter.	Allied Capital may dissolve only if the dissolution is declared advisable by a majority of the entire board of directors and approved by the affirmative vote of stockholders entitled to cast two-thirds of the votes entitled to be cast on the matter.
Business Combinations with Interested Stockholders
Pursuant to the Maryland Business Combination Act, the board of directors has adopted a resolution exempting any business combination between Ares Capital and any other person from the provisions of the Act, provided that the business combination is first approved by the board of directors.
Pursuant to the Maryland Business Combination Act, the Allied Capital charter provides that the Act shall not apply to any shares of stock owned by any employee stock ownership plan, incentive stock ownership plan or other similar plan established for directors, officers, employees or affiliates.
Appraisal Rights
The Ares Capital charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors determines that appraisal rights will apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.
The Allied Capital charter does not include a provision regarding stockholder appraisal rights. However, because the Allied Capital stock is listed on the NYSE, stockholders are not entitled to exercise appraisal rights.
Preemptive Rights	Ares Capital does not grant preemptive rights except as provided by the board of directors in setting the terms of classified or reclassified shares of stock or as otherwise provided by contracts.	Allied Capital does not provide for the grant of preemptive rights in connection with its common stock.

	Rights of Ares Capital Stockholders	Rights of Allied Capital Stockholders
Voting Rights and Required Vote Generally	Ares Capital's charter provides that each share of common stock shall entitle the holder thereof to one vote. The board of directors may reclassify any unissued shares of common stock from time to time into one or more classes or series of stock.	The amended and restated bylaws of Allied Capital provide that each stockholder of record shall be entitled to one vote for each share of capital stock registered in his, her or its name on the books of the corporation, on each matter submitted to a vote at a meeting of stockholders.

Rights of Ares Capital Stockholders	Rights of Allied Capital Stockholders
Notice of Stockholders' Meetings	Annual Meetings. An annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of Ares Capital is held on the date and at the time set by the board of directors.

 Special Meetings. Any chairman of the board, the president or the board of directors may call a special meeting of the stockholders. Subject to certain conditions, a special meeting of stockholders shall also be called by the secretary to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Notice. Not less than 10 nor more than 90 days before each meeting of stockholders, the secretary will give to each stockholder entitled to vote at such meeting or entitled to notice thereof, notice in writing or by electronic transmission stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any law, the purpose for which the meeting is called, by (1) mail, (2) presenting it to such stockholder personally, (3) leaving it at the stockholder's residence or usual place of business or (4) any other means permitted by Maryland law, including electronic transmission.	Annual Meetings. The annual meeting of stockholders of Allied Capital is held each year on a date and at the time set by the board of directors. Written notice of the annual meeting, stating the place, date and time thereof, is given by Allied Capital's secretary to each stockholder entitled to vote at such meeting or to notice thereof not less than 10 (unless a longer period is required by law) nor more than 90 days prior to the meeting.

Special Meetings. Special meetings may be called by the chairman of Allied Capital's board of directors or the chief executive officer and will be called by the chairman of Allied Capital's board of directors, the chief executive officer or the secretary at the request in writing of a majority of the board of directors. The secretary will call a special meeting at a written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting; the request must state the purpose of the meeting and the matters to be acted upon. If the request is made by a majority of stockholders entitled to vote, the secretary must give notice stating the purpose of the meeting to all stockholders entitled to notice of such meeting. Written notice of a special meeting, stating the place, date and time and the purpose for which the meeting is called, is given to each stockholder entitled to vote at such a special meeting not less than 10 (unless a longer period is required by law) nor more than 90 days prior to the meeting.

	Rights of Ares Capital Stockholders	Rights of Allied Capital Stockholders
Quorum for Meeting of Stockholders	Ares Capital's bylaws provide that the presence in person or by proxy of the holders of shares of stock of Ares Capital entitled to cast a majority of the votes entitled to be cast (without regard to class) constitute a quorum at any meeting of the stockholders, except with respect to any such matter that, under applicable law, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter constitutes a quorum.	Allied Capital's bylaws provide that the presence in person or by proxy of stockholders entitled to cast a majority of the votes constitutes a quorum for the transaction of business at all stockholder meetings.
Special Meetings of the Board of Directors
Ares Capital's bylaws provide that special meetings of the board of directors may be called by or at the request of a chairman, the president or a majority of the directors then in office. The person or persons authorized to call special meetings of the board of directors may fix any place as the place for holding any special meeting of the board of directors called by them. The board of directors may provide, by resolution, the time and place for the holding of special meetings of the board of directors without notice other than such resolution.
Allied Capital's bylaws provide that special meetings of the board of directors may be called by the chairman of Allied Capital's board of directors or the chief executive officer on at least 2 days' notice to each director. Special meetings shall be called by the chairman of Allied Capital's board of directors, the chief executive officer or the secretary in like manner and on like notice on the written request of two or more of the directors then in office. Except as otherwise provided, any such notice need not state the purpose or purposes of such meeting.
Classification of Directors
Ares Capital's charter provides that its board of directors is divided into three classes of directors serving staggered three-year terms, with each class to consist as nearly as possible of one-third of the directors then elected to the board.
Allied Capital's bylaws provide that its board of directors is divided into three classes of directors serving staggered three-year terms, with each class to consist as nearly as possible of one-third of the directors then elected to the board.

Rights of Ares Capital Stockholders	Rights of Allied Capital Stockholders
Indemnification of Officers and Directors	To the maximum extent permitted by Maryland law and the Investment Company Act, Ares Capital's charter authorizes Ares Capital to obligate itself, and Ares Capital's bylaws obligate it, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any individual who (1) is a present or former director or officer of Ares Capital and who is made or threatened to be made a party to such proceeding by reason of his or her service in that capacity or (2) while a director or officer of Ares Capital and at the request of Ares Capital, serves or has served as a director, officer, partner or trustee of another corporation or other enterprise and who is made or threatened to be made a party to such proceeding by reason of his or her service in that capacity.

Ares Capital's charter and bylaws permit Ares Capital, with the approval of its board of directors, to provide indemnification and advance of expenses to a person who served a predecessor of Ares Capital in any of the capacities described above and to any employee or agent of Ares Capital or such predecessor.

Ares Capital has indemnification agreements in place with its directors and certain of its senior officers and the members of its investment adviser's investment committee.	Allied Capital's charter and bylaws require Allied Capital to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director and at Allied Capital's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of proceeding. The charter and bylaws also require Allied Capital to indemnify and advance expenses to any person who served a predecessor of Allied Capital in any of the capacities described above and any of Allied Capital's employees or agents or any employees or agents of Allied Capital's predecessor.

Allied Capital has indemnification agreements in place with its directors and officers.

REGULATION OF ARES CAPITAL

        Ares Capital has elected to be regulated as a BDC under the Investment Company Act and has elected to be treated as a RIC under Subchapter M of the Code. As with other companies regulated by the Investment Company Act, a BDC must adhere to certain substantive regulatory requirements. The Investment Company Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Among other things, Ares Capital cannot invest in any portfolio company in which any of the funds managed by Ares currently has an investment (although Ares Capital may co-invest on a concurrent basis with other funds managed by Ares, subject to compliance with existing regulatory guidance, applicable regulations and Ares Capital's allocation procedures). Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC. Ares Capital has applied for an exemptive order from the SEC that would permit it to co-invest with funds managed by Ares Capital Management. Any such order will be subject to certain terms and conditions. There is no assurance that the application for exemptive relief will be granted by the SEC. Accordingly, Ares Capital cannot assure you that it will be permitted to co-invest with funds managed by Ares. See "Risk Factors—Risks Relating to Ares Capital—Ares Capital may not replicate Ares' historical success and Ares Capital's ability to enter into transactions with Ares and Ares Capital's other affiliates is restricted." The Investment Company Act also requires that a majority of the directors be persons other than "interested persons," as that term is defined in the Investment Company Act. In addition, the Investment Company Act provides that Ares Capital may not change the nature of its business so as to cease to be, or to withdraw its election as, a BDC unless that change is approved by a majority of its outstanding voting securities. Under the Investment Company Act, the vote of holders of a majority of outstanding voting securities means the vote of the holders of the lesser of: (1) 67% or more of the outstanding shares of Ares Capital common stock present at a meeting or represented by proxy if holders of more than 50% of the shares of Ares Capital common stock are present or represented by proxy or (2) more than 50% of Ares Capital's outstanding shares of common stock.

        Ares Capital may invest up to 100% of its assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, Ares Capital may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. Ares Capital's intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of Ares Capital's portfolio companies, except that Ares Capital may enter into hedging transactions to manage the risks associated with interest rate and currency fluctuations. However, Ares Capital may purchase or otherwise receive warrants to purchase the common stock of Ares Capital's portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, Ares Capital may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. Ares Capital also does not intend to acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act. Under these limits, Ares Capital generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the Investment Company Act), invest more than 5% of the value of its total assets in the securities of one investment company or invest more than 10% of the value of its total assets in the securities of investment companies in the aggregate. With regard to that portion of Ares Capital's portfolio invested in securities issued by investment companies, it should be noted that such investments might subject Ares Capital's stockholders to additional expenses. None of these are fundamental policies, and they may be changed without stockholder approval.

Qualifying Assets

        A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) below. Thus, under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the Investment Company Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to Ares Capital's proposed business are the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions):

  (A)
  is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the Investment Company Act as any issuer that:

  (i)
  is organized under the laws of, and has its principal place of business in, the United States;

  (ii)
  is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the Investment Company Act; and

  (iii)
  does not have any class of securities listed on a national securities exchange;

  (B)
  is a company that meets the requirements of (A)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if:

  (i)
  at the time of the purchase, Ares Capital owns at least 50% of the (a) greatest number of equity securities of such issuer and securities convertible into or exchangeable for such securities; and (b) the greatest amount of debt securities of such issuer, held by Ares Capital at any point in time during the period when such issuer was an eligible portfolio company; and

  (ii)
  Ares Capital is one of the 20 largest holders of record of such issuer's outstanding voting securities; or

  (C)
  is a company that meets the requirements of (A)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if the aggregate market value of such company's outstanding voting and non-voting common equity is less than $250.0 million.

  (2)
  Securities of any eligible portfolio company that Ares Capital controls.

  (3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  (4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and Ares Capital already owns 60% of the outstanding equity of the eligible portfolio company.

  (5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  (6)
  Cash, cash items, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

        In order to count portfolio securities as qualifying assets for the purpose of the 70% test discussed above under "Qualifying Assets," the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance (as long as the BDC itself does not make available significant managerial assistance solely in this fashion). Making available managerial assistance means, among other things, exercising control over the management or policies of the portfolio company or any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if the offer is accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

        Pending investment in other types of "qualifying assets," as described above, Ares Capital's investments may consist of cash, cash items, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to herein, collectively, as "temporary investments," so that 70% of Ares Capital's assets are qualifying assets. Typically, Ares Capital will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as Ares Capital, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of Ares Capital's assets that may be invested in such repurchase agreements. However, if more than 25% of Ares Capital's total assets constitute repurchase agreements from a single counterparty, Ares Capital would not meet the Diversification Tests in order to qualify as a RIC. Thus, Ares Capital does not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Ares Capital's investment adviser will monitor the creditworthiness of the counterparties with which Ares Capital enters into repurchase agreement transactions.

Indebtedness and Senior Securities

        Ares Capital is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to Ares Capital common stock if Ares Capital's asset coverage, as defined in the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, Ares Capital must make provisions to prohibit any distribution to Ares Capital's stockholders or the repurchase of such securities or shares unless it meets the applicable asset coverage ratios at the time of the distribution or repurchase. Specifically, Ares Capital may be precluded from declaring dividends or repurchasing shares of Ares Capital common stock unless Ares Capital's asset coverage is at least 200%. Ares Capital may also borrow amounts up to 5% of the value of its total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see

"Risk Factors—Risks Relating to Ares Capital—Regulations governing Ares Capital's operation as a BDC affect its ability to raise, and the way in which Ares Capital raises, additional capital."

Code of Ethics

        Ares Capital and Ares Capital Management have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by Ares Capital, so long as such investments are made in accordance with the code's requirements. For information on how to obtain a copy of the code of ethics, see "Where You Can Find More Information."

Proxy Voting Policies and Procedures

        SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In most cases, Ares Capital invests in securities that do not generally entitle it to voting rights in its portfolio companies. When Ares Capital does have voting rights, it delegates the exercise of such rights to Ares Capital Management. Ares Capital Management's proxy voting policies and procedures are summarized below:

        In determining how to vote, officers of Ares Capital's investment adviser consult with each other and other investment professionals of Ares, taking into account the interests of Ares Capital and its investors as well as any potential conflicts of interest. Ares Capital's investment adviser consults with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, Ares Capital's investment adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of the independent directors of Ares Capital or, in extreme cases, by abstaining from voting. While Ares Capital's investment adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, Ares Capital's investment adviser will not delegate its voting authority to any third party.

        An officer of Ares Capital Management keeps a written record of how all such proxies are voted. Ares Capital's investment adviser retains records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC's EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, Ares Capital's investment adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

        Ares Capital's investment adviser's proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, Ares Capital's investment adviser votes Ares Capital's proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Ares Capital finds it necessary to vote contrary to Ares Capital's general guidelines to maximize stockholder value or the best interests of Ares Capital. In reviewing proxy issues, Ares Capital's investment adviser generally uses the following guidelines:

  Elections of Directors

        In general, Ares Capital's investment adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company's board of directors, or Ares Capital's investment adviser determines that there are other compelling reasons for withholding Ares Capital's vote, it will determine the appropriate vote on the matter. Ares Capital's investment adviser may withhold votes for directors when it (1) believes a direct conflict of interest exists between the interests of the director and the stockholders, (2) concludes that the actions of the director are unlawful, unethical or negligent or (3) believes the board is entrenched in or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management. Finally, Ares Capital's investment adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

  Appointment of Auditors

        Ares Capital believes that a portfolio company remains in the best position to choose its independent auditors and Ares Capital's investment adviser will generally support management's recommendation in this regard.

  Changes in Capital Structure

        Changes in a portfolio company's charter or bylaws may be required by state or federal regulation. In general, Ares Capital's investment adviser will cast Ares Capital's votes in accordance with the management on such proposals. However, Ares Capital's investment adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

  Corporate Restructurings, Mergers and Acquisitions

        Ares Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, Ares Capital's investment adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of Ares Capital's interests.

  Proposals Affecting Stockholder Rights

        Ares Capital will generally vote in favor of proposals that give stockholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, Ares Capital's investment adviser will balance the financial impact of the proposal against any impairment of stockholder rights as well as of Ares Capital's investment in the portfolio company.

  Corporate Governance

        Ares Capital recognizes the importance of good corporate governance. Accordingly, Ares Capital's investment adviser will generally favor proposals that promote transparency and accountability within a portfolio company.

  Anti-Takeover Measures

        Ares Capital's investment adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure's likely effect on stockholder value dilution.

  Stock Splits

        Ares Capital's investment adviser will generally vote with management on stock split matters.

  Limited Liability of Directors

        Ares Capital's investment adviser will generally vote with management on matters that could adversely affect the limited liability of directors.

  Social and Corporate Responsibility

        Ares Capital's investment adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect stockholder value. Ares Capital's investment adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on stockholder value.

        Stockholders may obtain information regarding how Ares Capital voted proxies with respect to its portfolio securities during the twelve-month period ended June 30, 2009 free of charge by making a written request for proxy voting information to: Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067 or by calling Ares Capital collect at (310) 401-4200.

Other

        Ares Capital has designated a chief compliance officer and established a compliance program pursuant to the requirements of the Investment Company Act. Ares Capital is periodically examined by the SEC for compliance with the Investment Company Act.

        Ares Capital is required to provide and maintain a bond issued by a reputable fidelity insurance company to protect Ares Capital against larceny and embezzlement. Furthermore, as a BDC, Ares Capital is prohibited from protecting any director or officer against any liability to Ares Capital or its stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

  Compliance with the Sarbanes-Oxley Act of 2002 and NASDAQ Corporate Governance Regulations

        The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect Ares Capital. The Sarbanes-Oxley Act has required Ares Capital to review Ares Capital's policies and procedures to determine whether Ares Capital complies with the Sarbanes-Oxley Act and the regulations promulgated thereunder. Ares Capital will continue to monitor its compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that it is in compliance therewith.

        In addition, NASDAQ has adopted various corporate governance requirements as part of its listing standards. Ares Capital believes it is in compliance with such corporate governance listing standards. Ares Capital will continue to monitor its compliance with all future listing standards and will take actions necessary to ensure that it is in compliance therewith.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
OF ALLIED CAPITAL

        Certain of Allied Capital's securities are held in safekeeping by PNC Bank, N.A., 808 17th Street, N.W., Washington, D.C. 20006. Other securities are held in custody at Chevy Chase Bank, 7501 Wisconsin Avenue, 14th Floor, Bethesda, Maryland 20814, Bank of America, 8300 Greensboro Drive, Suite 620, McLean, Virginia 22102, Union Bank of California, 350 California Street, 6th Floor, San Francisco, CA 94104, M&T Investment Group, 25 South Charles Street MD2-CS57, Baltimore, MD 21201, Branch Banking and Trust Company, 223 West Nash Street, Corporate Trust, 2nd Floor, Wilson, NC 27893 and U.S. Bank, One Federal Street, Third Floor, Boston, MA 02110. American Stock Transfer and Trust Company, 59 Maiden Lane, New York, New York 10038 acts as Allied Capital's transfer, dividend paying and reinvestment plan agent and registrar for its common stock. The Bank of New York, 101 Barclay St., New York, New York acts as Allied Capital's registrar, paying agent and transfer agent for its publicly issued debt securities.

 CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
OF ARES CAPITAL

        Ares Capital's securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. Computershare Investor Services, LLC acts as Ares Capital's transfer agent, dividend paying agent and registrar. The principal business address of Computershare is 250 Royall Street, Canton, Massachusetts 02021, telephone number: (800) 426-5523.

 BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since Ares Capital and Allied Capital generally acquire and dispose of their investments in privately negotiated transactions, they infrequently use brokers in the normal course of business.

        In the case of Ares Capital, subject to policies established by its board of directors, its investment adviser, Ares Capital Management, is primarily responsible for the execution of the publicly traded securities portion of its portfolio transactions and the allocation of brokerage commissions. Neither Ares Capital's investment adviser or Allied Capital expects to execute transactions through any particular broker or dealer, but plans to seek to obtain the best net results for Ares Capital or Allied Capital, as the case may be, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities.

        While Ares Capital's investment adviser and Allied Capital generally seek reasonably competitive trade execution costs, they will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, they may select a broker based partly upon brokerage or research services provided to Allied Capital, Ares Capital or Ares Capital Management or its other clients. In return for such services, Ares Capital and Allied Capital may pay a higher commission than other brokers would charge if Allied Capital or Ares Capital Management determines in good faith that such commission is reasonable in relation to the services provided.

        The aggregate amount of brokerage commissions paid by Ares Capital and Allied Capital during the three most recent fiscal years is $[    •    ] and $[    •    ], respectively.

 LEGAL MATTERS

        The validity of Ares Capital common stock to be issued in connection with the merger will be passed upon for Ares Capital by Venable LLP. Certain U.S. federal income tax consequences relating to the merger will also be passed upon for Ares Capital by Proskauer Rose LLP and for Allied Capital by Sullivan & Cromwell LLP.

EXPERTS

        The consolidated financial statements of Ares Capital and subsidiaries as of December 31, 2008 and 2007 and for each of the years in the three-year period ended December 31, 2008, and the senior securities table as of December 31, 2008, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

        The consolidated financial statements of Allied Capital and subsidiaries as of December 31, 2008 and 2007, and for each of the years in the three-year period ended December 31, 2008, the related financial statement schedule as of December 31, 2008, and the senior securities table as of December 31, 2008, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, located at 2001 M Street, NW, Washington, D.C. 20036, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP's report on the consolidated financial statements contains an explanatory paragraph stating the conditions that raise substantial doubt about Allied Capital's ability to continue as a going concern. The report also refers to Allied Capital's adoption, effective January 1, 2008, of SFAS No. 157, Fair Value Measurements, and Allied Capital's adoption, effective January 1, 2006, of SFAS No. 123 (Revised 2004), Share Based Payment.

        With respect to the unaudited interim financial information for the periods ended September 30, 2009 and 2008, included herein, the independent registered public accounting firm has reported that they applied limited procedures in accordance with professional standards for a review of such information. However, their separate report included in Allied Capital's quarterly report on Form 10-Q for the quarter ended September 30, 2009, and included herein, states that they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. The accountants are not subject to the liability provisions of Section 11 of the Securities Act for their report on the unaudited interim financial information because that report is not a "report" or a "part" of the registration statement prepared or certified by the accountants within the meaning of Sections 7 and 11 of the Securities Act.

OTHER MATTERS

Allied Capital

        According to Allied Capital's amended and restated bylaws, business to be conducted at a special meeting of stockholders may only be brought before the meeting pursuant to a notice of meeting. No matters other than the matters described in this document are anticipated to be presented for action at the Allied Capital special meeting or at any adjournment or postponement of such special meeting.

        Allied Capital will hold a 2010 annual meeting of stockholders only if the merger is not completed. If it is determined that the merger will not be completed as contemplated by the merger agreement, Allied Capital will provide notice of the date fixed for the annual meeting, as well as the deadline for submitting stockholder proposals for such meeting and for having such stockholder proposals included in Allied Capital's proxy statement.

Ares Capital

        According to Ares Capital's second amended and restated bylaws, business to be conducted at a special meeting of stockholders may only be brought before the meeting pursuant to a notice of meeting. No matters other than the matters described in this document are anticipated to be presented for action at the Ares Capital special meeting or at any adjournment or postponement of such special meeting.

STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2010 ANNUAL MEETING

Allied Capital

        Any stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in Allied Capital's proxy statement and form of proxy for its 2010 annual meeting of stockholders, which will only be held if the merger is not completed, must have been received by Allied Capital on or before November 27, 2009. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Allied Capital Corporation, 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006, Attention: Corporate Secretary.

        Stockholder proposals or director nominations to be presented at the 2010 annual meeting of stockholders, other than stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, must be delivered to, or mailed and received at, the principal executive offices of Allied Capital not less than 90 days nor more than 120 days in advance of the one year anniversary of the date Allied Capital's proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders. For its 2010 annual meeting of stockholders, which will only be held if the merger is not completed, Allied Capital must receive such proposals and nominations no earlier than November 27, 2009 and no later than December 27, 2009. If the date of the mailing of the notice for the 2010 annual meeting has been changed by more than 30 calendar days from the first anniversary of the date of mailing of the notice for the previous year's annual meeting, stockholder proposals or director nominations must be received no earlier than the 120th day prior to the date of mailing of the notice and no later than the close of business on the later of the 90th day prior to the mailing of the notice or the 10th day following the day on which public announcement of the date of mailing of the notice for the 2010 annual meeting is first made. Proposals must also comply with the other requirements contained in Allied Capital's bylaws, including supporting documentation and other information. Proxies solicited by Allied Capital will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

Ares Capital

        Stockholders may present proper nominations of candidates for director or other proposals for inclusion in Ares Capital's proxy statement and proxy card for consideration at the next annual meeting of stockholders by submitting such nominations or proposals in writing to the Secretary of Ares Capital in a timely manner, calculated in the manner provided in Rule 14a-8(e) of the Exchange Act, applicable state law and the articles of amendment and restatement of Ares Capital, as amended, and the second amended and restated bylaws of Ares Capital. Ares Capital expects that the 2010 annual meeting of stockholders will be held in May 2010, but the exact date, time and location of such meeting have yet to be determined.

        Deadlines for Submitting Stockholder Proposals for Inclusion in Ares Capital's Proxy Statement and Proxy Card

        To be considered timely under Rule 14a-8(e) of the Exchange Act for inclusion in Ares Capital's proxy statement and proxy card for a regularly scheduled annual meeting, a stockholder's nomination of a candidate for director or other proposal must be received at Ares Capital's principal executive offices not less than 120 calendar days before the anniversary of the date Ares Capital's proxy statement was released to stockholders for the previous year's annual meeting. Accordingly, a stockholder's nomination of a candidate for director or other proposal must have been received no later than November 9, 2009 in order to be included in Ares Capital's proxy statement and proxy card for the 2010 annual meeting of stockholders.

        Deadlines for Submitting Notice of Stockholder Proposals for Consideration at Ares Capital's Annual Meeting

        The deadline for submitting notice of a stockholder's nomination of a candidate for director or other proposal for consideration at the 2010 annual meeting, under the second amended and restated by-laws of Ares Capital is not earlier than the 150th day prior to the first anniversary of the date of release of the proxy statement for the preceding year's annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of release of the proxy statement for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the date of the preceding year's annual meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of (1) the 120th day prior to the date of such annual meeting or (2) the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, a stockholder's nomination of a candidate for director or other proposal must have been received no earlier than October 10, 2009 and no later than 5:00 p.m., Eastern Time, on November 9, 2009 in order to be considered at the 2010 annual meeting. In order to be considered timely, such notice must have been delivered to the Secretary at the principal executive office of Ares Capital and must have all information required under Section 11 of Article II of the second amended and restated bylaws of Ares Capital.

 STOCKHOLDERS SHARING AN ADDRESS

        Only one copy of this document is being delivered to multiple stockholders of Ares Capital and Allied Capital unless they have previously received contrary instructions from one or more of their stockholders. Stockholders who hold shares in "street name" can request further information on householding through their banks, brokers or other holders of record.

        On written or oral request to Computershare Investor Services, LLC, Ares Capital's stock transfer agent at 250 Royall Street, Canton, Massachusetts 02021 (800) 426-5523, Ares Capital will deliver promptly a separate copy of this document to a stockholder at a shared address to which a single copy of this document was delivered. Stockholders sharing an address who wish, in the future, to receive separate copies or a single copy of Ares Capital's proxy statements and annual reports should provide written or oral notice to Computershare Investor Services at the address and telephone number set forth above. Holders in "street name" who wish, in the future, to receive separate copies or a single copy of Ares Capital's proxy statements and annual reports, must contact their banks and brokers.

        On written or oral request to American Stock Transfer and Trust Company, Allied Capital's stock transfer agent at 59 Maiden Lane, New York, New York 10038 (800) 937-5449, Allied Capital will deliver promptly a separate copy of this document to a stockholder at a shared address to which a single copy of this document was delivered. Stockholders sharing an address who wish, in the future, to receive separate copies or a single copy of Allied Capital's proxy statements and annual reports should provide written or oral notice to American Stock Transfer and Trust Company at the address and telephone number set forth above. Holders in "street name" who wish, in the future, to receive separate copies or a single copy of Allied Capital's proxy statements and annual reports must contact their banks and brokers.

 WHERE YOU CAN FIND MORE INFORMATION

        Ares Capital has filed with the SEC a registration statement on Form N-14 (of which this document is a part), together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about Ares Capital and the securities being offered by this document.

        Allied Capital and Ares Capital are each subject to the informational requirements of the Exchange Act. Accordingly, they must file annual, quarterly and current reports, proxy material and other information with the SEC. You can review and copy such information at the SEC's Public Reference Room at 100 F Street, N.E., Washington D.C. 20549, the SEC's Northeast Regional Office at 3 World Financial Center, Suite 400, New York, NY 10281 and the SEC's Midwest Regional Office at 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604. Such information is also available from the EDGAR database on the SEC's web site at http://www.sec.gov. You also can obtain copies of such information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (202) 551-8090 or (800) SEC-0330.

        The information Ares Capital files with the SEC is available free of charge by contacting it at 280 Park Avenue, 22nd Floor, Building East, New York, NY 10017 or by telephone at (212) 750-7300 or on its website at www.arescapitalcorp.com. Information contained on Ares Capital's website is not incorporated into this document and you should not consider such information to be part of this document.

        The information Allied Capital files with the SEC is available free of charge by contacting it at 1919 Pennsylvania, NW, Washington, D.C. 20006 or by telephone at (202) 721-6100 or on its website at www.alliedcapital.com. Information contained on Allied Capital's website is not incorporated into this document and you should not consider such information to be part of this document.

 PRIVACY PRINCIPLES

Ares Capital

        Ares Capital is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information it collects, how it protects that information and why, in certain cases, it may share information with select other parties.

        Generally, Ares Capital does not receive any non-public personal information relating to its stockholders, although certain non-public personal information of its stockholders may become available to it. The non-public personal information that it may receive falls into the following categories:

  •
  information it receives from stockholders, whether Ares Capital receives it orally, in writing or electronically. This includes stockholders' communications to Ares Capital concerning their investment;

  •
  information about stockholders' transactions and history with Ares Capital; or

  •
  other general information that it may obtain about stockholders, such as demographic and contact information such as a person's address.

  •
  Ares Capital does not disclose any non-public personal information about its stockholders or former stockholders to anyone, except:

  •
  to its affiliates (such as its investment adviser and administrator) and their employees that have a legitimate business need for the information;

  •
  to its service providers (such as its accountants, attorneys, custodians, transfer agent, underwriters and proxy solicitors) and their employees, as is necessary to service recordholder accounts or otherwise provide the applicable services;

  •
  to comply with court orders, subpoenas, lawful discovery requests or other legal or regulatory requirements; or

  •
  as allowed or required by applicable law or regulation.

        When Ares Capital shares non-public stockholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect its stockholders' privacy. Ares Capital does not permit use of stockholder information for any non-business or marketing purpose, nor does Ares Capital permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

        Ares Capital's service providers, such as its adviser, administrator and transfer agent, are required to maintain physical, electronic and procedural safeguards to protect stockholder non-public personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

        Personnel of affiliates may access stockholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a stockholder's account or comply with legal requirements.

        If a stockholder ceases to be a stockholder, Ares Capital will adhere to the privacy policies and practices as described above. Ares Capital may choose to modify its privacy policies at any time. Before it does so, Ares Capital will notify stockholders and provide a description of its privacy policy.

        In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, Ares Capital reserves the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Allied Capital

        Allied Capital is committed to earning and maintaining the trust of its stockholders. The following information explains Allied Capital's privacy policies, including how Allied Capital uses the information about its stockholders that it collects when they become a stockholder, or "Customer Information."

        What Kind of Information Allied Capital Collects.    Allied Capital's goal is to limit the collection and use of Customer Information to the minimum required to administer its business. When you purchase shares of Allied Capital, Allied Capital's transfer agent collects personal information about you, such as your name, address, social security number or taxpayer identification number.

        How Allied Capital Uses this Information.    Allied Capital collects Customer Information so that it can send its stockholders annual reports, proxy statements, dividends and other information required by law and to send them information Allied Capital believes may be of interest to them, such as information about Allied Capital's dividend reinvestment plan.

        Who Has Access to Customer Information.    Except as described below, Allied Capital does not share Customer Information with any person or organization not affiliated with Allied Capital.

                The People at Allied Capital.    It is Allied Capital's policy that only authorized Allied Capital employees who need to know its stockholders' personal information will have access to it. Allied Capital personnel who violate Allied Capital's privacy policy are subject to disciplinary action.

                Service Providers.    Allied Capital may disclose Customer Information to companies that provide services on Allied Capital's behalf. These services might include record keeping or data processing. These companies are required to protect Customer Information and to use it only for the purposes for which they received it.

        Courts and Government Officials.    If required by law, Allied Capital may disclose Customer Information in accordance with a court order or at the request of government regulators. Only that information required by law subpoena, or court order will be disclosed.

        How Allied Capital Protects Customer Information.    Allied Capital will safeguard, according to strict standards of security and confidentiality, all Customer Information Allied Capital collects. Allied Capital will protect this information using physical, electronic and procedural safeguards that comply with federal and state standards.

        Updating Your Information.    To help Allied Capital keep your Customer Information up-to-date and accurate, please contact Allied Capital's transfer agent in writing at the address below if there is any change in your personal information.

American Stock Transfer & Trust
59 Maiden Lane, Plaza Level
New York, NY 10038

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(dollar amounts in thousands, except per share data)

	As of
	September 30, 2009	December 31, 2008
	(unaudited)
ASSETS
Investments at fair value (amortized cost of $2,245,137 and $2,267,593, respectively)
Non-controlled/non-affiliate company investments	$1,506,376	$1,477,492
Non-controlled affiliate company investments	295,787	329,326
Controlled affiliate company investments	165,561	166,159

Total investments at fair value	1,967,724	1,972,977
Cash and cash equivalents	61,469	89,383
Receivable for open trades	—	3
Interest receivable	21,159	17,547
Other assets	14,729	11,423

Total assets	$2,065,081	$2,091,333

LIABILITIES
Debt	$767,871	$908,786
Management and incentive fees payable	56,527	32,989
Payable for open trades	489	—
Accounts payable and accrued expenses	14,750	10,006
Interest and facility fees payable	2,717	3,869
Dividend payable	136	40,804

Total liabilities	842,490	996,454
Commitments and contingencies (Note 6)
STOCKHOLDERS' EQUITY
Common stock, par value $.001 per share, 200,000,000 common shares authorized, 109,592,728 and 97,152,820 common shares issued and outstanding, respectively	110	97
Capital in excess of par value	1,505,031	1,395,958
Accumulated undistributed net investment loss	(2,436)	(7,637)
Accumulated net realized loss on investments, foreign currency transactions and extinguishment of debt	(2,397)	(124)
Net unrealized loss on investments and foreign currency transactions	(277,717)	(293,415)

Total stockholders' equity	1,222,591	1,094,879

Total liabilities and stockholders' equity	$2,065,081	$2,091,333

NET ASSETS PER SHARE	$11.16	$11.27

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(dollar amounts in thousands, except per share data)

	For the three months ended		For the nine months ended
	September 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
INVESTMENT INCOME:
From non-controlled/non-affiliate company investments:
Interest from investments	$49,728	$45,425	$138,866	$118,112
Capital structuring service fees	—	3,029	1,653	14,175
Interest from cash & cash equivalents	35	325	245	1,314
Dividend income	525	375	1,568	1,246
Management fees	29	—	29	—
Other income	1,501	599	4,198	2,007

Total investment income from non-controlled/non-affiliate company investments	51,818	49,753	146,559	136,854
From non-controlled affiliate company investments:
Interest from investments	4,916	7,924	17,019	24,668
Capital structuring service fees	—	281	—	1,376
Dividend income	148	256	285	522
Management fees	63	188	1,380	564
Other income	140	136	308	379

Total investment income from non-controlled affiliate company investments	5,267	8,785	18,992	27,509
From controlled affiliate company investments:
Interest from investments	2,255	2,946	7,348	9,126
Capital structuring service fees	—	—	194	3,000
Dividend income	1,511	133	1,511	133
Management fees	—	437	1,286	1,068
Other income	30	13	118	48

Total investment income from controlled affiliate company investments	3,796	3,529	10,457	13,375

Total investment income	60,881	62,067	176,008	177,738

EXPENSES:
Interest and credit facility fees	5,721	9,535	18,603	26,613
Base management fees	7,508	7,963	22,502	22,729
Incentive management fees	8,227	8,205	23,764	23,713
Professional fees	2,044	1,499	5,749	4,370
Professional fees related to the acquisition of Allied Capital Corporation	1,989	—	1,989	—
Insurance	313	301	988	927
Administrative	809	802	2,905	1,702
Depreciation	167	134	505	338
Directors fees	134	57	370	197
Other	609	869	3,016	2,597

Total expenses	27,521	29,365	80,391	83,186
NET INVESTMENT INCOME BEFORE INCOME TAXES	33,360	32,702	95,617	94,552

Income tax expense (benefit), including excise tax	454	(118)	563	(302)

NET INVESTMENT INCOME	32,906	32,820	95,054	94,854

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gains (losses):
Non-controlled/non-affiliate company investments	12,049	2,018	9,887	2,235
Non-controlled affiliate company investments	—	2,600	(482)	2,601
Controlled affiliate company investments	(13,705)	—	(13,705)	—
Foreign currency transactions	—	(38)	68	(40)

Net realized gains (losses)	(1,656)	4,580	(4,232)	4,796
Net unrealized gains (losses):
Non-controlled/non-affiliate company investments	(552)	(52,689)	1,336	(81,283)
Non-controlled affiliate company investments	14,916	(21,354)	3,644	(45,212)
Controlled affiliate company investments	17,699	(4,750)	10,773	(2,117)
Foreign currency transactions	(37)	—	(55)	7

Net unrealized gains (losses)	32,026	(78,793)	15,698	(128,605)
Net realized and unrealized gains (losses) from investments and foreign currency transactions	30,370	(74,213)	11,466	(123,809)

REALIZED GAIN ON EXTINGUISHMENT OF DEBT	—	—	26,543	—

NET INCREASE (DECREASE) IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$63,276	$(41,393)	$133,063	$(28,955)

BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE (see Note 4)	$0.62	$(0.43)	$1.34	$(0.33)

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING—BASIC AND DILUTED (see Note 4)	102,831,909	97,152,820	99,066,652	87,152,501

See accompanying notes to consolidated financial statements.

 ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of September 30, 2009 (unaudited)

(dollar amounts in thousands, except per unit data)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Healthcare—Services
American Renal Associates, Inc.	Dialysis provider	Senior secured loan ($1,082 par due 12/2010)	8.5% (Libor + 6.00%/D)	12/14/2005	$1,082	$1,082	$1.00	(3)(15)
		Senior secured loan ($10,401 par due 12/2011)	8.5% (Libor + 6.00%/Q)	12/14/2005	10,401	10,401	$1.00	(3)(15)
Capella Healthcare, Inc.	Acute care hospital operator	Junior secured loan ($55,000 par due 2/2016)	13.00%	2/29/2008	55,000	53,350	$0.97
		Junior secured loan ($30,000 par due 2/2016)	13.00%	2/29/2008	30,000	29,100	$0.97	(2)
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC(6)	Healthcare analysis services	Preferred stock (7,427 shares)		6/15/2007	7,427	7,055	$950.00	(4)
		Common stock (9,679 shares)		6/15/2007	4,000	8,134	$840.38	(5)
		Common stock (1,546 shares)		6/15/2007	—	—	$—	(5)
DSI Renal, Inc.	Dialysis provider	Senior secured revolving loan ($122 par due 3/2013)	5.30% (Libor + 5.00%/M)	4/4/2006	122	103	$0.85
		Senior secured revolving loan ($3,520 par due 3/2013)	5.30% (Libor + 5.00%/M)	4/4/2006	3,520	2,992	$0.85
		Senior secured revolving loan ($1,120 par due 3/2013)	5.30% (Libor + 5.00%/M)	4/4/2006	1,120	952	$0.85
		Senior secured revolving loan ($1,152 par due 3/2013)	5.30% (Libor + 5.00%/M)	4/4/2006	1,152	979	$0.85
		Senior secured revolving loan ($1,600 par due 3/2013)	5.30% (Libor + 5.00%/M)	4/4/2006	1,600	1,360	$0.85
		Senior secured revolving loan ($2 par due 3/2013)	5.30% (Libor + 5.00%/M)	4/4/2006	2	2	$0.85
		Senior secured revolving loan ($18 par due 3/2013)	5.30% (Libor + 5.00%/M)	4/4/2006	18	15	$0.85
		Senior secured revolving loan ($24 par due 3/2013)	5.30% (Libor + 5.00%/M)	4/4/2006	24	21	$0.85
		Senior secured revolving loan ($54 par due 3/2013)	5.30% (Libor + 5.00%/M)	4/4/2006	54	46	$0.85
		Senior secured revolving loan ($17 par due 3/2013)	5.30% (Libor + 5.00%/M)	4/4/2006	17	14	$0.85

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Senior secured revolving loan ($20 par due 3/2013)	5.30% (Libor + 5.00%/M)	4/4/2006	20	17	$0.85
		Senior secured revolving loan ($294 par due 3/2013)	5.30% (Libor + 5.00%/M)	4/4/2006	210	250	$0.85
		Senior secured revolving loan ($44 par due 3/2013)	5.30% (Libor + 5.00%/M)	4/4/2006	31	37	$0.85
		Senior secured loan ($17,025 par due 4/2014)	5.30% (Libor + 5.00%/M)	4/4/2006	12,161	14,472	$0.85
		Senior subordinated note ($63,992 par due 4/2014)	16.00% PIK	4/4/2006	63,439	49,263	$0.77	(2)(4)
		Senior subordinated note ($13,736 par due 4/2014)	16.00% PIK	4/4/2006	13,675	10,577	$0.77	(3)(4)
GG Merger Sub I, Inc.	Drug testing services	Senior secured loan ($11,330 par due 12/2014)	4.30% (Libor + 4.00%/Q)	12/14/2007	10,839	9,744	$0.86
		Senior secured loan ($12,000 par due 12/2014)	4.30% (Libor + 4.00%/Q)	12/14/2007	11,481	10,320	$0.86
HCP Acquisition Holdings, LLC(7)	Healthcare compliance advisory services	Class A units (10,062,095 units)		6/26/2008	10,062	7,194	$0.72	(5)
Heartland Dental Care, Inc.	Dental services	Senior subordinated note ($32,717 par due 8/2013)	11.00% Cash, 3.25% PIK	7/31/2008	32,717	32,717	$1.00	(4)
Magnacare Holdings, Inc., Magnacare Administrative Services, LLC, and Magnacare, LLC	Healthcare professional provider	Senior subordinated note ($4,623 par due 12/2012)	12.75% Cash, 2.00% PIK	2/9/2009	3,241	4,646	$1.00	(4)
MPBP Holdings, Inc., Cohr Holdings, Inc. and MPBP Acquisition Co., Inc.	Healthcare equipment services	Senior secured loan ($997 par due 1/2014)		1/31/2007	512	489	$0.49	(3)
		Junior secured loan ($20,000 par due 1/2014)	6.50% (Libor + 6.25%/B)	1/31/2007	20,000	5,000	$0.25
		Junior secured loan ($12,000 par due 1/2014)	6.50% (Libor + 6.25%/B)	1/31/2007	12,000	3,000	$0.25	(3)
		Common stock (50,000 shares)		1/31/2007	5,000	—	—	(5)
MWD Acquisition Sub, Inc.	Dental services	Junior secured loan ($5,000 par due 5/2012)	6.49% (Libor + 6.25%/M)	5/3/2007	5,000	4,350	$0.87	(3)
OnCURE Medical Corp.	Radiation oncology care provider	Senior secured loan ($3,076 par due 8/2009)	3.75% (Libor + 3.50%/M)	8/18/2006	3,076	2,707	$0.88	(3)
		Senior subordinated note ($32,517 par due 8/2013)	11.00% Cash, 1.50% PIK	8/18/2006	32,542	29,288	$0.90	(4)
		Common stock (857,143 shares)		8/18/2006	3,000	3,000	$3.50	(5)
Passport Health Communications, Inc, Passport Holding Corp. and Prism Holding Corp.	Healthcare technology provider	Senior secured loan ($12,725 par due 5/2014)	10.50% (Libor + 7.50%/M)	5/9/2008	12,725	12,470	$0.98	(15)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Senior secured loan ($11,746 par due 5/2014)	10.50% (Libor + 7.50%/M)	5/9/2008	11,746	11,511	$0.98	(3)(15)
		Series A preferred stock (1,594,457 shares)		7/30/2008	9,900	9,900	$6.21	(5)
		Common stock (16,106 shares)		7/30/2008	100	100	$6.21	(5)
PG Mergersub, Inc.	Provider of patient surveys, management reports and national databases for the integrated healthcare delivery system	Senior subordinated loan ($4,000 par due 3/2016)	12.50%	3/12/2008	3,935	3,920	$0.98
		Preferred stock (333 shares)		3/12/2008	333	334	$1,003.00	(5)
		Common stock (16,667 shares)		3/12/2008	167	167	$10.00	(5)
The Schumacher Group of Delaware, Inc.	Outsourced physician service provider	Senior subordinated loan ($30,909 par due 7/2012)	11.13% Cash, 1.00% PIK	7/18/2008	30,909	30,909	$1.00	(4)
		Senior subordinated loan ($5,229 par due 7/2012)	11.13% Cash, 1.00% PIK	7/18/2008	5,229	5,229	$1.00	(4)
Triad Laboratory Alliance, LLC	Laboratory services	Senior secured loan ($4,282 par due 12/2011)	8.50% (Libor + 5.50%/Q)	12/21/2005	4,116	4,282	$1.00	(3)(15)
		Senior subordinated note ($15,534 par due 12/2012)	12.00% Cash, 1.75% PIK	12/21/2005	15,534	15,068	$0.97	(4)
VOTC Acquisition Corp.	Radiation oncology care provider	Senior secured loan ($17,329 par due 7/2012)	11.00% Cash, 2.00% PIK	6/30/2008	17,329	17,329	$1.00	(4)
		Series E preferred shares (3,888,222 shares)		7/14/2008	8,748	3,800	$0.98	(5)

					475,316	417,696			34.16%

Education
Campus Management Corp. and Campus Management Acquisition Corp.(6)	Education software developer	Senior secured loan ($3,280 par due 8/2013)	13.00 Cash, 3.00% PIK	2/8/2008	3,280	3,280	$1.00	(16)(4)
		Senior secured loan ($30,494 par due 8/2013)	13.00 Cash, 3.00% PIK	2/8/2008	30,494	30,494	$1.00	(2)(16)(4)
		Senior secured loan ($9,028 par due 8/2013)	10.00% Cash, 3.00% PIK	2/8/2008	9,028	9,028	$1.00	(16)(4)
		Preferred stock (493,147 shares)	8.00% PIK	2/8/2008	8,952	12,800	$24.33	(4)
ELC Acquisition Corporation	Developer, manufacturer and retailer of educational products	Senior secured loan ($162 par due 11/2012)	3.50% (Libor + 3.25%/M)	11/30/2006	162	154	$0.95	(3)
		Junior secured loan ($8,333 par due 11/2013)	7.25% (Libor + 7.00%/M)	11/30/2006	8,333	7,917	$0.95	(3)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Instituto de Banca y Comercio, Inc. Leeds IV Advisors, Inc.(8)	Private school operator	Senior secured revolving loan ($11,730 par due 3/2014)	6.50% (Libor + 4.00%/Q)	3/15/2007	1,232	1,232	$1.00	(3)(15)
		Senior secured loan ($11,730 par due 3/2014)	8.50% (Libor + 6.00%/Q)	3/15/2007	11,730	11,730	$1.00	(3)(15)
		Senior subordinated loan ($30,644 par due 6/2014)	13.00% Cash, 3.00% PIK	6/4/2008	30,644	30,644	$1.00	(4)
		Preferred stock (165,811 shares)		6/4/2008	788	1,883	$11.35	(5)
		Preferred stock (140,577 shares)		3/31/2009	668	1,596	$12.94	(5)
		Common stock (214,286 shares)		6/4/2008	54	2,433	$11.35	(5)
		Common stock (140,577 shares)		3/31/2009	35	1,596	$12.94	(5)
Lakeland Finance, LLC	Private school operator	Senior secured note ($30,000 par due 12/2012)	11.50%	12/13/2005	30,000	30,000	$1.00
		Senior secured note ($3,000 par due 12/2012)	11.50%	12/13/2005	3,000	3,000	$1.00	(2)
R3 Education, Inc. (formerly known as Equinox EIC Partners, LLC and MUA Management Company)(6)(8)	Medical school operator	Senior secured revolving loan ($1,186 par due 12/2012)	6.25% (Libor + 6.00%/M)	4/3/2007	1,186	1,162	$0.98
		Senior secured loan ($14,113 par due 12/2012)	6.25% (Libor + 6.00%/M)	9/21/2007	14,113	13,830	$0.98	(2)
		Senior secured loan ($7,300 par due 12/2012)	6.25% (Libor + 6.00%/M)	4/3/2007	7,275	7,130	$0.98	(3)
		Common membership interest (26.27% interest)		9/21/2007	15,800	17,185		(5)
		Preferred Stock (8,000 shares)			2,000	2,000	$250.00	(5)
		Preferred stock (800 shares)			200	200	$250.00	(5)

					178,974	189,294			15.48%

Beverage, Food and Tobacco
3091779 Nova Scotia Inc.(8)	Baked goods manufacturer	Junior secured loan (Cdn $14,241 par due 11/2012)	10.00% Cash, 4.00% PIK	11/2/2007	15,047	11,278	$0.85	(4)(12)
		Senior secured revolving loan (Cdn $7,338 par due 11/2012)	8.00%	11/2/2007	6,757	7,127	$1.00	(4)(12)
		Warrants to purchase 57,545 shares			—	—	$—	(5)
Apple & Eve, LLC and US Juice Partners, LLC(6)	Juice manufacturer	Senior secured loan ($24,216 par due 10/2013)	14.50% (Libor + 11.50%/M)	10/5/2007	24,216	23,974	$0.99	(15)
		Senior secured loan ($11,870 par due 10/2013)	14.50% (Libor + 11.50%/M)	10/5/2007	11,870	11,752	$0.99	(15)
		Senior units (50,000 units)			5,000	3,500	$70.00
Best Brands Corporation	Baked goods manufacturer	Senior secured loan ($13,135 par due 12/2012)	7.51% (Libor + 7.25%M)	2/15/2008	10,966	13,135	$1.00	(4)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Senior secured loan ($8,759 par due 6/2013)	7.51% (Libor + 7.25%M)	12/14/2006	7,462	8,759	$1.00	(4)
		Junior secured loan ($28,692 par due 6/2013)	12.00% Cash, 4.00% PIK	12/14/2006	28,053	28,692	$1.00	(2)(4)
		Junior secured loan ($8,611 par due 6/2013)	12.00% Cash,	12/14/2006	8,611	8,611	$1.00	(3)(4)
			4.00% PIK
		Junior secured loan ($11,733 par due 6/2013)	12.00% Cash,	12/14/2006	11,733	11,733	$1.00	(3)(4)
			4.00% PIK
Bumble Bee Foods, LLC and BB Co-Invest LP	Canned seafood manufacturer	Senior subordinated loan ($30,756 par due 11/2018)	16.25% (12.00% Cash, 4.25% Optional PIK)	11/18/2008	30,756	30,756	$1.00	(4)
		Common stock (4,000 shares)		11/18/2008	4,000	5,700	$1,425.00	(5)
Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated note ($5,874 par due 2/2013)	13.00% PIK	2/6/2008	5,874	5,874	$1.00	(2)(4)
		Preferred stock (6,258 shares)		9/1/2006	2,500	1,725	$275.65	(5)

					172,845	172,616			14.12%

Restaurants and Food Services
ADF Capital, Inc. & ADF Restaurant Group, LLC	Restaurant owner and operator	Senior secured revolving loan ($1,408 par due 11/2013)	6.50% (Libor + 3.5%/Q)	11/27/2006	1,408	1,408	$1.00	(15)
		Senior secured revolving loan ($2,010 par due 11/2013)	6.50% (Libor + 3.5% /S)	11/27/2006	2,010	2,010	$1.00	(4)(15)
		Senior secured loan ($23,615 par due 11/2012)	12.50% (Libor + 6.50% Cash, 3.00% PIK/Q)	11/27/2006	23,622	23,615	$1.00	(4)(15)
		Senior secured loan ($11,069 par due 11/2012)	12.50% (Libor + 6.50% Cash, 3.00% PIK/Q)	11/27/2006	11,069	11,069	$1.00	(2)(4)(15)
		Promissory note ($13,105 par due 11/2016)	12.00% PIK	6/1/2006	13,093	13,795	$1.05	(15)
		Warrants to purchase 0.61 shares		6/1/2006	—	4,370	$—	(5)
Encanto Restaurants, Inc.(8)	Restaurant owner and operator	Junior secured loan ($21,368 par due 8/2013)	7.50% Cash, 3.50% PIK	8/16/2006	21,368	20,299	$0.95	(2)(4)
		Junior secured loan ($4,070 par due 8/2013)	7.50% Cash, 3.50% PIK	8/16/2006	4,070	3,867	$0.95	(3)(4)
OTG Management, Inc.	Airport restaurant operator	Junior secured loan ($15,884 par due 6/2013)	20.50% (Libor + 11.00% Cash, 6.50% PIK/M)	6/19/2008	15,884	15,884	$1.05	(15)
		Warrants to purchase up to 88,991 shares of common stock			—	750	$8.43	(5)
		Warrants to purchase up to 9 shares of common stock			—	—	$—	(5)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Vistar Corporation and Wellspring Distribution Corp.	Food service distributor	Senior subordinated loan ($43,625 par due 5/2015)	13.50%	5/23/2008	43,625	41,444	$0.95
		Senior subordinated loan ($25,000 par due 5/2015)	13.50%	5/23/2008	25,000	23,750	$0.95	(2)
		Senior subordinated loan ($5,000 par due 5/2015)	13.50%	5/23/2008	5,000	4,750	$0.95	(2)
		Class A non-voting common stock (1,366,120 shares)		5/23/2008	7,500	3,253	$2.38	(5)

					173,649	170,264			13.93%

Financial
Carador PLC(6)(8)(9)	Investment company	Ordinary shares (7,110,525 shares)		12/15/2006	9,033	2,311	$0.38	(5)
CIC Flex, LP(9)	Investment partnership	Limited partnership units (0.69 unit)		9/7/2007	41	41	$59,420.29	(5)
Covestia Capital Partners, LP(9)	Investment partnership	Limited partnership interest (47% interest)		6/17/2008	1,059	1,059		(5)
Firstlight Financial Corporation(6)(9)	Investment company	Senior subordinated loan ($72,894 par due 12/2016)	1.00% PIK	12/31/2006	72,871	54,670	$0.75	(4)
		Common stock (10,000 shares)		12/31/2006	10,000	—	$—	(5)
		Common stock (30,000 shares)		12/31/2006	30,000	—	$—	(5)
Ivy Hill Asset Management, L.P.		Member interest			3,586	11,088
Ivy Hill Middle Market Credit Fund, Ltd. (7)(8)(9)	Investment company	Class B deferrable interest notes ($40,000 par due 11/2018)	6.72% (Libor + 6.00%/Q)	11/20/2007	40,000	36,800	$0.92
		Subordinated notes ($15,681 par due 11/2018)		11/20/2007	15,681	14,113	$0.90	(5)
Imperial Capital Group, LLC and Imperial Capital Private Opportunities, LP(6)(9)	Investment banking services	Limited partnership interest (80% interest)		5/10/2007	3,094	3,094		(5)
		Common units (7,710 units)		5/10/2007	14,997	20,000	$2,594.03	(5)
		Common units (2,526 units)		5/10/2007	3	3	$1.00	(5)
		Common units (315 units)		5/10/2007	—	—	$—	(5)
Partnership Capital Growth Fund I, LP(9)	Investment partnership	Limited partnership interest (25% interest)		6/16/2006	2,711	2,711	(5)
Trivergance Capital Partners, LP(9)	Investment partnership	Limited partnership interest (100% interest)		6/5/2008	1,672	1,672	(5)
VSC Investors LLC(9)	Investment company	Membership interest (4.63% interest)		1/24/2008	635	635	(5)

					205,383	148,197			12.12%

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Services—Other
American Residential Services, LLC	Plumbing, heating and air-conditioning services	Junior secured loan ($20,403 par due 4/2015)	10.00% Cash, 2.00% PIK	4/17/2007	20,505	19,685	$0.96	(2)(4)
Diversified Collection Services, Inc.	Collections services	Senior secured loan ($10,529 par due 8/2011)	9.50% (Libor + 6.75%/M)	2/2/2005	8,849	10,529	$1.00	(15)
		Senior secured loan ($3,747 par due 8/2011)	9.50% (Libor + 6.75%/M)	2/2/2005	3,747	3,747	$1.00	(3)(15)
		Senior secured loan ($323 par due 8/2011)	9.50% (Libor + 6.75%/Q)	2/2/2005	272	323	$1.00	(15)
		Senior secured loan ($115 par due 8/2011)	9.50% (Libor + 6.75%/Q)	2/2/2005	115	115	$1.00	(3)(15)
		Senior secured loan ($1,931 par due 2/2011)	13.75% (Libor + 11.00%/M)	2/2/2005	1,931	1,931	$1.00	(15)
		Senior secured loan ($7,492 par due 8/2011)	13.75% (Libor + 11.00%/M)	2/2/2005	7,492	7,492	$1.00	(15)
		Preferred stock (14,927 shares)		5/18/2006	169	264	$17.69	(5)
		Common stock (114,004 shares)		2/2/2005	295	286	$2.51	(5)
GCA Services Group, Inc.	Custodial services	Senior secured loan ($20,865 par due 12/2011)	12.00%	12/15/2006	23,193	23,255	$1.00	(2)
		Senior secured loan ($5,000 par due 12/2011)	12.00%	12/15/2006	4,755	4,768	$1.00
		Senior secured loan ($10,346 par due 12/2011)	12.00%	12/15/2006	9,840	9,866	$1.00	(3)
Growing Family, Inc. and GFH Holdings, LLC	Photography services	Senior secured revolving loan ($1,513 par due 8/2011)	10.50% (Libor + 3.00% Cash, 4.00% PIK/A)	3/16/2007	1,513	454	$0.30	(4)(14)(15)
		Senior secured loan ($11,188 par due 8/2011)	13.00% (Libor + 3.50% Cash, 6.00% PIK/Q)	3/16/2007	11,188	3,356	$0.30	(4)(14)(15)
		Senior secured loan ($372 par due 8/2011)	11.25% (Base Rate + 8.00%/A)	3/16/2007	372	111	$0.30	(4)(14)(15)
		Senior secured loan ($3,575 par due 8/2011)	15.50% (Libor + 6.00% Cash, 6.00% PIK/Q)	3/16/2007	3,575	1,073	$0.30	(4)(14)(15)
		Senior secured loan ($147 par due 8/2011)	15.50% (Libor + 6.00% Cash, 6.00% PIK/Q)	3/16/2007	147	44	$0.30	(4)(14)(15)
		Common stock (552,430 shares)		3/16/2007	872	—	$—	(5)
NPA Acquisition, LLC	Powersport vehicle auction operator	Junior secured loan ($12,000 par due 2/2013)	6.99% (Libor + 6.75%/M)	8/23/2006	12,000	12,000	$1.00	(3)
		Common units (1,709 shares)		8/23/2006	1,000	2,300	$1,345.82	(5)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Web Services Company, LLC	Laundry service and equipment provider	Senior secured loan ($4,950 par due 8/2014)	5.30% (Libor + 5.00%/Q)	6/15/2009	4,582	4,802	$0.97	(4)
		Senior subordinated loan ($18,103 par due 8/2016)	11.50% Cash, 2.50% PIK	8/29/2008	18,103	17,198	$0.95	(4)
		Senior subordinated loan ($25,640 par due 8/2016)	11.50% Cash, 2.50% PIK	8/29/2008	25,640	24,358	$0.95	(2)(4)

					160,155	147,957			12.10%

Business Services
Booz Allen Hamilton, Inc.	Strategy and technology consulting services	Senior secured loan ($743 par due 7/2015)	7.50% (Libor + 4.50%/S)	7/31/2008	728	743	$1.00	(3)(15)
		Senior subordinated loan ($22,400 par due 7/2016)	11.00% Cash, 2.00% PIK	7/31/2008	22,196	22,400	$1.00	(2)(4)(15)
		Senior subordinated loan ($250 par due 7/2016)	11.00% Cash, 2.00% PIK	7/31/2008	220	250	$1.00	(2)(4)
Investor Group Services, LLC(6)	Financial services	Limited liability company membership interest (10.00% interest)		6/22/2006	—	500	(5)
Pillar Holdings LLC and PHL Holding Co.(6)	Mortgage services	Senior secured revolving loan ($375 par due 11/2013)	5.80% (Libor + 5.50%/B)	11/20/2007	375	375	$1.00
		Senior secured revolving loan ($938 par due 11/2013)	5.80% (Libor + 5.50%/B)	11/20/2007	938	938	$1.00
		Senior secured loan ($1,875 par due 5/2014)	14.50%	7/31/2008	1,875	1,875	$1.00
		Senior secured loan ($5,500 par due 5/2014)	14.50%	7/31/2008	5,500	5,500	$1.00
		Senior secured loan ($16,902 par due 11/2013)	5.80% (Libor + 5.50%/B)	11/20/2007	16,902	16,902	$1.00	(2)
		Senior secured loan ($10,550 par due 11/2013)	5.80% (Libor + 5.50%/B)	11/20/2007	10,550	10,550	$1.00	(3)
		Common stock (84.78 shares)		11/20/2007	3,768	7,234	$85,105.88	(5)
Primis Marketing Group, Inc. and Primis Holdings, LLC(6)	Database marketing services	Senior subordinated note ($10,222 par due 2/2013)	13.50% Cash, 2.00% PIK	8/24/2006	10,222	511	$0.05	(4)(14)
		Preferred units (4,000 units)		8/24/2006	3,600	—	—	(5)
		Common units (4,000,000 units)		8/24/2006	400	—	—	(5)
Prommis Solutions, LLC, E-Default Services, LLC, Statewide Tax and Title Services, LLC & Statewide Publishing Services, LLC (formerly known as MR Processing Holding Corp.)	Bankruptcy and foreclosure processing services	Senior subordinated note ($26,394 par due 2/2014)	11.50% Cash, 2.00% PIK	2/8/2007	26,394	25,866	$0.98	(4)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Senior subordinated note ($26,498 par due 2/2014)	11.50% Cash, 2.00% PIK	2/8/2007	26,498	25,968	$0.98	(2)(4)
		Preferred stock (30,000 shares)		4/11/2006	3,000	6,221	$207.37	(5)
R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	250	$1.00	(5)
Summit Business Media, LLC	Business media consulting services	Junior secured loan ($10,669 par due 11/2013)	15.00% PIK	8/3/2007	10,276	1,600	$0.15	(3)(4)(14)
VSS-Tranzact Holdings, LLC(6)	Management consulting services	Common membership interest (8.51% interest)		10/26/2007	10,000	6,000	(5)

					153,692	133,683			10.93%

Retail
Apogee Retail, LLC	For-profit thrift retailer	Senior secured loan ($1,863 par due 3/2012)	5.49% (Libor + 5.25%/M)	3/27/2007	1,863	1,677	$0.90
		Senior secured loan ($2,977 par due 3/2012)	5.49% (Libor + 5.25%/M)	3/27/2007	2,977	2,679	$0.90
		Senior secured loan ($11,296 par due 11/2012)	12.00% Cash, 4.00% PIK	5/28/2008	11,296	11,296	$1.00	(4)
		Senior secured loan ($26,738 par due 3/2012)	5.50% (Libor + 5.25%/M)	3/27/2007	26,738	24,065	$0.90	(2)
		Senior secured loan ($11,700 par due 3/2012)	5.50% (Libor + 5.25%/M)	3/27/2007	11,700	10,530	$0.90	(3)
Dufry AG(8)	Retail newstand operator	Common stock (39,056 shares)		3/28/2008	3,000	2,200	$56.33	(5)
Savers, Inc. and SAI Acquisition Corporation	For-profit thrift retailer	Senior subordinated note ($6,044 par due 8/2014)	10.00% Cash, 2.00% PIK	8/8/2006	6,044	5,923	$0.98	(4)
		Senior subordinated note ($22,236 par due 8/2014)	10.00% Cash, 2.00% PIK	8/8/2006	22,236	21,792	$0.98	(2)(4)
		Common stock (1,170,182 shares)		8/8/2006	4,500	5,840	$4.99	(5)
Things Remembered, Inc. and TRM Holdings Corporation	Personalized gifts retailer	Senior secured loan ($4,506 par due 9/2012)	5.5% Cash, 1.00% PIK Option	9/28/2006	4,506	3,154	$0.70	(3)
		Senior secured loan ($7,303 par due 9/2012)	5.5% Cash, 1.00% PIK Option	9/28/2006	7,303	5,112	$0.70	(3)
		Senior secured loan ($28,402 par due 9/2012)	5.5% Cash, 1.00% PIK Option	9/28/2006	28,402	19,882	$0.70	(2)
		Preferred stock (800 shares)		9/28/2006	200	—	$—	(5)
		Common stock (80 shares)		9/28/2006	1,800	—	$—	(5)
		Warrants to purchase 858 shares of commons shares		3/19/2009	—	—	$—	(5)
		Warrants to purchase 73 shares of Preferred shares		3/19/2009	—	—	$—	(5)

					132,565	114,150			9.34%

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Manufacturing
Arrow Group Industries, Inc.	Residential and outdoor shed manufacturer	Senior secured loan ($5,616 par due 4/2010)	5.28% (Libor + 5.00%/Q)	3/28/2005	5,653	5,223	$0.93	(3)(15)
Emerald Performance Materials, LLC	Polymers and performance materials manufacturer	Senior secured loan ($9,018 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/16/2006	9,018	8,657	$0.96	(3)(15)
		Senior secured loan ($536 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/16/2006	536	515	$0.96	(3)(15)
		Senior secured loan ($156 par due 5/2011)	8.50% (Base + 5.25%/M)	5/16/2006	156	150	$0.96	(3)(15)
		Senior secured loan ($1,604 par due 5/2011)	10.00% (Libor + 6.00%/M)	5/16/2006	1,604	1,508	$0.94	(3)(15)
		Senior secured loan ($4,900 par due 5/2011)	13.00% Cash, 3.00% PIK	5/16/2006	4,900	4,704	$0.96	(2)(4)
Qualitor, Inc.	Automotive aftermarket components supplier	Senior secured loan ($1,743 par due 12/2011)	6.00% (Base Rate + 2.75%/M)	12/29/2004	1,743	1,656	$0.95	(3)
		Junior secured loan ($5,000 par due 6/2012)	9.00% (Base Rate + 5.75%/M)	12/29/2004	5,000	4,750	$0.95	(3)
Reflexite Corporation(7)	Developer and manufacturer of high-visibility reflective products	Senior subordinated loan ($16,557 par due 2/2015)	12.50% Cash, 5.50% PIK	2/28/2008	16,557	16,557	$1.00	(4)
		Common stock (1,821,860 shares)		3/28/2006	27,435	24,898	$13.67	(5)
Saw Mill PCG Partners LLC	Precision components manufacturer	Common units (1,000 units)		2/2/2007	1,000	—	$—	(5)
UL Holding Co., LLC	Petroleum product manufacturer	Senior secured loan ($10,945 par, due 12/2012)	9.34% (Libor + 8.88% /Q)	2/13/2009	10,945	10,726	$0.98	(5)
		Senior secured loan ($2,985 par, due 12/2012)	14.00%	2/13/2009	2,985	2,925	$0.98	(5)
		Senior secured loan ($2,985 par, due 12/2012)	14.00%	2/13/2009	2,985	2,925	$0.98	(5)
		Senior secured loan ($995 par, due 12/2012)	14.00%	2/13/2009	995	975	$0.98	(5)
		Senior secured loan ($2,985 par, due 12/2012)	9.35% (Libor + 8.88% / Q)	2/13/2009	2,985	2,925	$0.98	(5)
		Common units (50,000 units)		4/25/2008	500	500	$10.00	(5)
		Common units (50,000 units)		4/25/2008	—	—	$—	(5)
Universal Trailer Corporation(6)	Livestock and specialty trailer manufacturer	Common stock (74,920 shares)		10/8/2004	7,930	—	$—	(5)

					102,927	89,594			7.33%

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Printing, Publishing and Media
Canon Communications LLC	Print publications services	Junior secured loan ($11,907 par due 11/2011)	13.75% (Libor + 8.75% Cash, 2.00% PIK/Q)	5/25/2005	11,902	10,121	$0.85	(2)(4)(15)
		Junior secured loan ($12,134 par due 11/2011)	13.75% (Base Rate + 8.75% Cash, 2.00% PIK/Q)	5/25/2005	12,130	10,314	$0.85	(3)(4)(15)
Courtside Acquisition Corp.	Community newspaper publisher	Senior subordinated loan ($34,295 par due 6/2014)	17.00% PIK	6/29/2007	34,295	—	$—	(4)(14)
LVCG Holdings LLC(7)	Commercial printer	Membership interests (56.53% interest)		10/12/2007	6,600	1,980	$—	(5)
National Print Group, Inc.	Printing management services	Senior secured revolving loan ($1,826 par due 3/2012)	9.00% (Libor + 6.00%/S)	3/2/2006	1,826	1,114	$0.61	(15)
		Senior secured revolving loan ($343 par due 3/2012)	8.25% (Base Rate + 5.00%/M)	3/2/2006	272	166	$0.61	(15)
		Senior secured loan ($6,942 par due 3/2012)	16.00% (Base Rate + 9.00 Cash, 4.00% PIK/Q)	3/2/2006	6,888	4,235	$0.75	(3)(15)(4)
		Senior secured loan ($1,405 par due 3/2012)	16.00% (Base Rate + 8.00 Cash, 4.00% PIK/M)	3/2/2006	1,128	693	$0.75	(3)(15)(4)
		Preferred stock (9,344 shares)		3/2/2006	2,000	—	$—	(5)
The Teaching Company, LLC and The Teaching Company Holdings, Inc.(11)	Education publications provider	Senior secured loan ($18,000 par due 9/2012)	10.50%	9/29/2006	18,000	18,000	$1.00	(2)(11)
		Senior secured loan ($10,000 par due 9/2012)	10.50%	9/29/2006	10,000	10,000	$1.00	(3)(11)
		Preferred stock (29,969 shares)	8.00%	9/29/2006	2,997	3,873	$129.23	(5)
		Common stock (15,393 shares)		9/29/2006	3	4	$0.26	(5)

					108,041	60,500			4.95%

Aerospace & Defense
AP Global Holdings, Inc.	Safety and security equipment manufacturer	Senior secured loan ($7,813 par due 10/2013)	4.75% (Libor + 4.50%/M)	11/8/2007	7,671	7,110	$0.91	(3)
ILC Industries, Inc.	Industrial products provider	Junior secured loan ($12,000 par due 8/2012)	11.50%	6/27/2006	12,000	12,000	$1.00	(3)
Thermal Solutions LLC and TSI Group, Inc.	Thermal management and electronics packaging manufacturer	Senior secured loan ($572 par due 3/2011)	4.03% (Libor + 3.75%/Q)	3/28/2005	572	549	$0.96	(3)
		Senior secured loan ($2,740 par due 3/2012)	4.53% (Libor + 4.25%/Q)	3/28/2005	2,740	2,494	$0.91	(3)
		Senior subordinated notes ($2,730 par due 3/2013)	11.50% Cash, 2.50% PIK	3/21/2006	2,730	2,593	$0.97	(2)(4)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Senior subordinated notes ($2,150 par due 9/2012)	11.50% Cash, 2.75% PIK	3/28/2005	2,150	2,042	$0.97	(4)
		Senior subordinated notes ($3,394 par due 9/2012)	11.50% Cash, 2.75% PIK	3/28/2005	3,394	3,225	$0.97	(2)(4)
		Preferred stock (71,552 shares)		3/28/2005	716	716	$10.00	(5)
		Common stock (1,460,246 shares)		3/28/2005	15	15	$0.01	(5)
Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Junior secured loan ($16,000 par due 7/2014)	15.00%	1/17/2008	16,000	16,000	$1.00
		Junior secured loan ($12,000 par due 7/2014)	15.00%	1/17/2008	12,000	12,000	$1.00	(3)
		Junior Preferred stock (14,655 shares)	10.00% PIK	1/17/2008	1,816	1,455	$99.28	(4)(5)
		Senior Preferred stock (775 shares)	8.00% PIK	1/17/2008	96	77	$99.35	(4)(5)
		Common stock (151,439 shares)		1/17/2008	188	148	$0.98	(5)

					62,088	60,424			4.94%

Consumer Products—Non-Durable
Innovative Brands, LLC	Consumer products and personal care manufacturer	Senior secured loan ($9,059 par due 9/2011)	15.50%	10/12/2006	9,059	9,059	$1.00
		Senior secured loan ($8,362 par due 9/2011)	15.50%	10/12/2006	8,362	8,362	$1.00	(3)
Making Memories Wholesale, Inc.(7)	Scrapbooking branded products manufacturer	Senior secured loan ($9,875 par due 8/2014)	10.00% (Libor + 6.50%/Q)	8/21/2009	7,869	9,875	$1.00	(15)
		Senior secured loan ($5,042 par due 8/2014)	15.00% (7.50% Cash, 7.50% PIK/Q)	8/21/2009	4,070	3,025	$0.60	(4)
		Common stock (100 shares)		8/21/2009	—	—	$—	(5)
Shoes for Crews, LLC	Safety footwear and slip-related mat manufacturer	Senior secured loan ($302 par due 7/2010)	5.50% (Base + 2.25%/Q)	10/8/2004	304	302	$1.00	(3)
The Thymes, LLC(7)	Cosmetic products manufacturer	Preferred stock (6,283 shares)	8.00% PIK	6/21/2007	6,283	5,654	$899.89	(4)
		Common stock (5,400 shares)		6/21/2007	—	—	$—	(5)
Wear Me Apparel, LLC(6)	Clothing manufacturer	Senior subordinated notes ($24,110 par due 4/2013)	17.50% PIK	4/2/2007	24,110	18,083	$0.75	(4)(14)
		Common stock (10,000 shares)		4/2/2007	10,000	—	$—	(5)

					70,057	54,360			4.45%

Telecommunications
American Broadband Communications, LLC and American Broadband Holding Company	Broadband communication services	Senior subordinated loan ($34,004 par due 11/2014)	18.00% (10.00% Cash, 8.00% PIK/Q)	2/8/2008	34,004	34,004	$1.00	(4)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Senior subordinated loan ($8,580 par due 11/2014)	18.00% (10.00% Cash, 8.00% PIK/Q)	11/7/2007	8,580	8,580	$1.00	(4)
		Warrants to purchase 170 shares		11/7/2007	—	—	$—	(5)

					42,584	42,584			3.48%

Environmental Services
AWTP, LLC	Water treatment services	Junior secured loan ($9,510 par due 12/2012)	11.50% (Base Rate + 8.25%/Q)	12/23/2005	9,510	4,755	$0.50	(4)(14)
		Junior secured loan ($4,172 par due 12/2012)	11.50% (Base Rate + 8.25%/Q)	12/23/2005	4,172	2,086	$0.50	(3)(4)(14)
Mactec, Inc.	Engineering and environmental services	Class B-4 stock (16 shares)		11/3/2004	—	—	$—	(5)
		Class C stock (5,556 shares)		11/3/2004	—	150	$27.00	(5)
Sigma International Group, Inc.	Water treatment parts manufacturer	Junior secured loan ($4,000 par due 10/2013)	15.00% (Libor + 7.00%/Q)	10/11/2007	4,000	2,800	$0.70	(3)(15)
		Junior secured loan ($1,833 par due 10/2013)	15.00% (Libor + 7.00%/Q)	10/11/2007	1,833	1,283	$0.70	(2)(15)
		Junior secured loan ($2,750 par due 10/2013)	15.00% (Libor + 7.00%/Q)	11/1/2007	2,750	1,925	$0.70	(2)(15)
		Junior secured loan ($6,000 par due 10/2013)	15.00% (Libor + 7.00%/Q)	11/1/2007	6,000	4,200	$0.70	(3)(15)
		Junior secured loan ($2,000 par due 10/2013)	15.00% (Libor + 7.00%/Q)	11/6/2007	2,000	1,400	$0.70	(3)(15)
		Junior secured loan ($917 par due 10/2013)	15.00% (Libor + 7.00%/Q)	11/6/2007	917	642	$0.70	(2)(15)
Waste Pro USA, Inc.	Waste management services	Class A Common Equity (611,614.80 shares)		11/9/2006	12,263	13,263	$21.69	(4)
Wastequip, Inc.(6)	Waste management equipment manufacturer	Senior subordinated loan ($13,121 par due 2/2015)	10.00% Cash, 2.00% PIK	2/5/2007	13,030	3,936	$0.30	(4)
		Common stock (13,889 shares)		2/2/2007	1,389	—	$—	(5)

					57,864	36,440			2.98%

Computers and Electronics
RedPrairie Corporation	Software manufacturer	Junior secured loan ($3,300 par due 1/2013)	6.97% (Libor + 6.50%/Q)	7/13/2006	3,300	3,135	$0.95	(2)
		Junior secured loan ($12,000 par due 1/2013)	6.97% (Libor + 6.50%/Q)	7/13/2006	12,000	11,400	$0.95	(3)
TZ Merger Sub, Inc.	Computers and Electronics	Senior secured loan ($4,830 par due 07/2015)	7.50% (Libor + 4.50%/Q)	6/15/2009	4,726	4,830	$1.00	(2)(15)
X-rite, Incorporated	Artwork software manufacturer	Junior secured loan ($3,116 par due 7/2013)	14.38% (Libor + 10.38%/Q)	7/6/2006	3,116	3,116	$1.00	(15)
		Junior secured loan ($7,790 par due 7/2013)	14.38% (Libor + 10.38%/Q)	7/6/2006	7,790	7,790	$1.00	(3)(15)

					30,932	30,271			2.48%

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Cargo Transport
The Kenan Advantage Group, Inc.	Fuel transportation provider	Senior subordinated notes ($25,899 par due 12/2013)	9.50% Cash, 3.50% PIK	12/15/2005	25,899	25,381	$0.95	(2)(4)
		Senior secured loan ($2,407 par due 12/2011)	3.00% (Libor + 2.75%/M)	12/15/2005	2,407	2,238	$0.93	(3)
		Preferred stock (10,984 shares)		12/15/2005	1,098	1,459	$132.83	(4)(5)
		Common stock (30,575 shares)		12/15/2005	31	41	$1.34	(5)

					29,435	29,119			2.38%

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	Senior secured loan ($1,750 par due 10/2013)	4.74% (Libor + 4.50%/M)	10/11/2007	1,750	1,540	$0.88	(13)
		Senior secured loan ($1,000 par due 10/2013)	4.75% (Libor + 4.50%/M)	10/11/2007	1,000	880	$0.88	(13)
		Senior secured loan ($11,496 par due 10/2013)	4.75% (Libor + 4.50%/M)	10/11/2007	11,496	10,116	$0.88	(3)(13)
		Senior secured loan ($12,495 par due 10/2013)	4.75% (Libor + 4.50%/M)	10/11/2007	12,495	10,996	$0.88	(2)(13)
		Senior secured loan ($4 par due 10/2013)	7.75% (Base Rate + 4.50%/Q)	10/11/2007	4	4	$0.88	(3)(13)
		Senior secured loan ($5 par due 10/2013)	6.75% (Base Rate + 3.50%/Q)	10/11/2007	5	4	$0.88	(2)(13)

					26,750	23,540			1.93

Containers-Packaging
Industrial Container Services, LLC(6)	Industrial container manufacturer, reconditioner and servicer	Senior secured loan ($681 par due 9/2011)	4.25% (Libor + 4.00%/M)	6/21/2006	661	628	$0.95	(2)
		Senior secured loan ($43 par due 9/2011)	4.25% (Libor + 4.00%/M)	6/21/2006	43	41	$0.95	(3)
		Senior secured loan ($4926 par due 9/2011)	4.29% (Libor + 4.00%/M)	6/21/2006	4,926	4,680	$0.95	(2)
		Senior secured loan ($322 par due 9/2011)	4.29% (Libor + 4.00%/M)	6/21/2006	322	306	$0.95	(3)
		Senior secured loan ($6,157 par due 9/2011)	4.28% (Libor + 4.00%/M)	6/21/2006	6,157	5,850	$0.95	(2)
		Senior secured loan ($402 par due 9/2011)	4.28% (Libor + 4.00%/M)	6/21/2006	402	382	$0.95	(3)
		Senior secured loan ($98 par due 9/2011)	4.25% (Libor + 4.00%/M)	6/21/2006	98	93	$0.95	(2)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit			Percentage of Net Assets
		Senior secured loan ($1,495 par due 9/2011)	4.25% (Libor + 4.00%/M)	6/21/2006	1,495	1,420		$0.95	(3)
		Common stock (1,800,000 shares)		9/29/2005	1,800	8,550		$4.75	(5)

					15,904	21,950				1.80%

Grocery
Planet Organic Health Corp.(8)	Organic grocery store operator	Junior secured loan ($860 par due 7/2014)	13.00%	7/3/2007	859	817		$0.95
		Junior secured loan ($10,249 par due 7/2014)	13.00%	7/3/2007	10,240	9,737		$0.95	(3)
		Senior subordinated loan ($12,341 par due 7/2012)	13.00% Cash, 4.00% PIK	7/3/2007	12,288	9,873		$0.80(2	)(4)

					23,387	20,427				1.67%

Consumer Products—Durable
Direct Buy Holdings, Inc. and Direct Buy Investors, LP(6)	Membership-based buying club franchisor and operator	Senior secured loan ($2,281 par due 11/2012)	6.82% (Libor + 6.50%/M)	12/14/2007	2,199	1,710		$0.75
		Partnership interests (19.31% interest)		11/30/2007	10,000	2,500		(5)

					12,199	4,210				0.34%

Housing—Building Materials
HB&G Building Products	Synthetic and wood product manufacturer	Senior subordinated loan ($8,956 par due 3/2011)	19.0% PIK	10/8/2004	8,984	448		$0.05(2	)(4) (14)
		Common stock (2,743 shares)		10/8/2004	753	—	$	—(5)
		Warrants to purchase 4,464 shares		10/8/2004	653	—	$	—(5)

					10,390	448				0.04%

					$2,245,137	$1,967,724

(1)
Other than our investments in HCP Acquisition Holdings, LLC, Ivy Hill Middle Market Credit Fund, Ltd., LVCG Holdings LLC, Making Memories Wholesale, Inc., Reflexite Corporation and The Thymes, LLC, we do not "Control" any of our portfolio companies, as defined in the Investment Company Act. In general, under the Investment Company Act, we would "Control" a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. All of our portfolio company investments are subject to legal restrictions on sales which as of September 30, 2009 represented 161% of the Company's net assets.

(2)
These assets are owned by the Company's wholly owned subsidiary Ares Capital CP, are pledged as collateral for the CP Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the CP Funding Facility (see Note 7 to the consolidated financial statements). Unless otherwise noted, as of September 30, 2009, all other investments were pledged as collateral for the Revolving Credit Facility (see Note 7 to the consolidated financial statements).

(3)
Pledged as collateral for the ARCC CLO. Unless otherwise noted, as of September 30, 2009, all other investments were pledged as collateral for the Revolving Credit Facility (see Note 7 to the consolidated financial statements).

(4)
Has a payment-in-kind interest feature (see Note 2 to the consolidated financial statements).

(5)
Non-income producing at September 30, 2009.

(6)
As defined in the Investment Company Act, we are an "Affiliated Person" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the nine months ended September 30, 2009 in which the issuer was an Affiliated company (but not a portfolio company that we "Control") are as follows (in thousands):

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
Apple & Eve, LLC and US Juice Partners, LLC	$4,500	$12,831	$5,000	$4,045	$—	$—	$26	$—	$10,423
Carador, PLC	$—	$—	$—	$—	$—	$285	$—	$—	$(1,956)
Campus Management Corp. and Campus Management Acquisition Corp.	$—	$2,309	$15,000	$4,706	$—	$—	$78	$(482)	$800
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$—	$—	$—	$778	$—	$—	$9	$—	$2,380
Direct Buy Holdings, Inc. and Direct Buy Investors LP	$—	$—	$—	$97	$—	$—	$—	$—	$(4,000)
Firstlight Financial Corporation	$—	$—	$—	$2,789	$—	$—	$1,380	$—	$(11,032)
Imperial Capital Group, LLC	$2,210	$—	$—	$—	$—	$—	$—	$—	$5,003
Industrial Container Services, LLC	$6,154	$10,349	$—	$552	$—	$—	$122	$—	$(1,335)
Investor Group Services, LLC	$—	$750	$—	$—	$—	$—	$19	$—	$—
Pillar Holdings LLC and PHL Holding Co.	$—	$2,936	$—	$2,180	$—	$—	$25	$—	$1,967
Primis Marketing Group, Inc. and Primis Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(511)
R3 Education, Inc.	$24,000	$31,600	$—	$697	$—	$—	$29	$—	$87
VSS-Tranzact Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
Wastequip, Inc.	$—	$—	$—	$1,099	$—	$—	$—	$—	$(3,950)
Wear Me Apparel, LLC	$—	$—	$—	$75	$—	$—	$—	$—	$6,027
(7)
As defined in the Investment Company Act, we are an "Affiliated Person" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the nine months ended September 30, 2009 in which the issuer was both an Affiliated company and a portfolio company that we Control are as follows (in thousands):

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
HCP Acquisition Holdings, LLC	$1,495	$—	$—	$—	$—	$—	$—	$—	$(801)
Ivy Hill Asset Management, LP	$3,816	$—	$236	$—	$—	$1,511	$—	$494	$7,502
Ivy Hill Middle Market Credit Fund, Ltd.	$—	$—	$131	$4,072	$—	$—	$1,265	$—	$813
LVCG Holdings, LLC	$—	$—	$—	$—	$—	$—	$50	$—	$(6,520)
Making Memories Wholesale, Inc.	$11,953	$100	$26,177	$181	$—	$—	$1	$(14,198)	$15,111
R3 Education, Inc.	$15,613	$6,050	$—	$652	$—	$—	$17	$—	$(3,616)
Reflexite Corporation	$7,800	$—	$2,000	$2,067	$194	$—	$71	$—	$(10,603)
The Thymes, LLC	$—	$—	$—	$376	$—	$—	$—	$—	$629
(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(9)
Non-registered investment company.

(10)
A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either Libor or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, we have provided the interest rate in effect at September 30, 2009.

(11)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $19.6 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

(12)
Principal amount denominated in Canadian dollars has been translated into U.S. dollars (see Note 2 to the consolidated financial statements).

(13)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $25.0 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

(14)
Loan was on non-accrual status as of September 30, 2009.

(15)
Loan includes interest rate floor feature.

(16)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.98% on $15.0 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

See accompanying notes to consolidated financial statements.

 ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of December 31, 2008

(dollar amounts in thousands, except per unit data)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Healthcare—Services
American Renal Associates, Inc.	Dialysis provider	Senior secured loan ($1,443 par due 12/2010)	4.72% (Libor + 3.25%/Q)	12/14/2005	$1,443	$1,399	$0.97	(3)
		Senior secured loan ($180 par due 12/2010)	5.00% (Base Rate + 1.75%/D)	12/14/2005	180	175	$0.97	(3)
		Senior secured loan ($5,705 par due 12/2011)	4.72% (Libor + 3.25%/Q)	12/14/2005	5,705	5,534	$0.97	(3)
		Senior secured loan ($34 par due 12/2011)	5.00% (Base Rate + 1.75%/D)	12/14/2005	34	33	$0.97	(3)
		Senior secured loan ($262 par due 12/2011)	4.72% (Libor + 3.25%/Q)	12/14/2005	262	254	$0.97	(3)
		Senior secured loan ($2,620 par due 12/2011)	7.30% (Libor + 3.25% /Q)	12/14/2005	2,620	2,541	$0.97	(3)
Capella Healthcare, Inc.	Acute care hospital operator	Junior secured loan ($70,000 par due 2/2016)	13.00%	2/29/2008	70,000	63,000	$0.90
		Junior secured loan ($25,000 par due 2/2016)	13.00%	2/29/2008	25,000	22,500	$0.90	(2)
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC(6)	Healthcare analysis services	Preferred stock (7,427 shares)	14.00% PIK	6/15/2007	7,427	7,427	$1,000.00	(4)
		Common stock (9,679 shares)		6/15/2007	4,000	5,382	$556.05	(5)
		Common stock (1,546 shares)		6/15/2007	—	—	$—	(5)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
DSI Renal, Inc.	Dialysis provider	Senior secured revolving loan ($142 par due 3/2013)	6.25% (Base Rate + 3.00%/D)	4/4/2006	142	127	$0.89
		Senior secured revolving loan ($3,520 par due 3/2013)	3.47% (Libor + 3.00%/M)	4/4/2006	3,520	3,168	$0.90
		Senior secured revolving loan ($1,120 par due 3/2013)	3.47% (Libor + 3.00%/M)	4/4/2006	1,120	1,008	$0.90
		Senior secured revolving loan ($1,152 par due 3/2013)	4.50% (Libor + 3.00%/Q)	4/4/2006	1,152	1,037	$0.90
		Senior secured revolving loan ($1,600 par due 3/2013)	4.50% (Libor + 3.00%/Q)	4/4/2006	1,600	1,440	$0.90
		Senior subordinated note ($29,589 par due 4/2014)	12.00% Cash, 2.00% PIK	4/4/2006	29,658	21,896	$0.74	(4)
		Senior subordinated note ($26,927 par due 4/2014)	12.00% Cash, 2.00% PIK	4/4/2006	26,971	19,847	$0.73	(2)(4)
		Senior subordinated note ($12,211 par due 4/2014)	12.00% Cash, 2.00% PIK	4/4/2006	12,231	9,036	$0.74	(3)(4)
GG Merger Sub I, Inc.	Drug testing services	Senior secured loan ($23,330 par due 12/2014)	7.09% (Libor + 4.00%/S)	12/14/2007	22,426	18,938	$0.81
HCP Acquisition Holdings, LLC(7)	Healthcare compliance advisory services	Class A units (8,566,824 units)		6/26/2008	8,567	6,500	$0.76	(5)
Heartland Dental Care, Inc.	Dental services	Senior subordinated note ($40,217 par due 8/2013)	11.00% Cash, 3.25% PIK	7/31/2008	40,217	40,217	$1.00	(4)
MPBP Holdings, Inc., Cohr Holdings, Inc. and MPBP Acquisition Co., Inc.	Healthcare equipment services	Junior secured loan ($20,000 par due 1/2014)	9.19% (Libor + 6.25%/S)	1/31/2007	20,000	7,000	$0.35
		Junior secured loan ($12,000 par due 1/2014)	9.19% (Libor + 6.25%/S)	1/31/2007	12,000	4,200	$0.35	(3)
		Common stock (50,000 shares)		1/31/2007	5,000	—	$—	(5)
MWD Acquisition Sub, Inc.	Dental services	Junior secured loan ($5,000 par due 5/2012)	8.13% (Libor + 6.25%/M)	5/3/2007	5,000	4,250	$0.85	(3)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
OnCURE Medical Corp.	Radiation oncology care provider	Senior subordinated note ($32,176 par due 8/2013)	11.00% Cash, 1.50% PIK	8/18/2006	32,176	28,935	$0.90	(4)
		Senior secured loan ($3,083 par due 8/2009)	4.75% (Libor + 3.50%/M)	8/18/2006	3,083	3,000	$0.97	(3)
		Common stock (857,143 shares)		8/18/2006	3,000	2,713	$3.17	(5)
Passport Health Communications, Inc., Passport Holding Corp. and Prism Holding Corp.	Healthcare technology provider	Senior secured loan ($12,935 par due 5/2014)	10.50% (Libor + 7.50%/S)	5/9/2008	12,935	12,671	$0.98	(15)
		Senior secured loan ($11,940 par due 5/2014)	10.50% (Libor + 7.50%/S)	5/9/2008	11,940	11,701	$0.98	(3)(15)
		Series A preferred stock (1,594,457 shares)		7/30/2008	9,900	9,902	$6.21	(5)
		Common stock (16,106 shares)		7/30/2008	100	100	$6.21	(5)
PG Mergersub, Inc.	Provider of patient surveys, management reports and national databases for the integrated healthcare delivery system	Senior subordinated loan ($5,000 par due 3/2016)	12.50%	3/12/2008	4,901	4,750	$0.95
		Preferred stock (333 shares)		3/12/2008	333	333	$1,000.00	(5)
		Common stock (16,667 shares)		3/12/2008	167	167	$10.00	(5)
The Schumacher Group of Delaware, Inc.	Outsourced physician service provider	Senior subordinated loan ($35,849 par due 7/2012)	11.00% Cash, 2.50% PIK	7/18/2008	35,849	35,849	$1.00	(4)
Triad Laboratory Alliance, LLC	Laboratory services	Senior subordinated note ($15,354 par due 12/2012)	12.00% Cash, 1.75% PIK	12/21/2005	15,354	14,894	$0.97	(4)
		Senior secured loan ($2,473 par due 12/2011)	4.71% (Libor + 3.25%/Q)	12/21/2005	2,473	2,201	$0.89	(3)
VOTC Acquisition Corp.	Radiation oncology care provider	Senior secured loan ($3,068 par due 7/2012)	11.00% Cash, 2.00% PIK	6/30/2008	3,068	3,068	$1.00	(4)
		Senior secured loan ($14,000 par due 7/2012)	11.00% Cash, 2.00% PIK	6/30/2008	14,000	14,000	$1.00	(4)
		Series E preferred shares (3,888,222 shares)		7/14/2008	8,749	6,561	$1.69	(5)

					464,303	397,754			36.33%

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Education
Campus Management Corp. and Campus Management Acquisition Corp.(6)	Education software developer	Senior secured revolving loan ($2,309 par due 8/2013)	13.00%	2/8/2008	2,309	2,309	$1.00
		Senior secured loan ($19,924 par due 8/2013)	13.00%	2/8/2008	19,924	19,924	$1.00
		Senior secured loan ($25,108 par due 8/2013)	13.00%	2/8/2008	25,108	25,108	$1.00	(2)
		Senior secured loan ($12,019 par due 8/2013)	13.00%	2/8/2008	12,019	12,019	$1.00
		Preferred stock (493,147 shares)	8.00% PIK	2/8/2008	8,952	12,000	$24.33	(4)
ELC Acquisition Corporation	Developer, manufacturer and retailer of educational products	Senior secured loan ($242 par due 11/2012)	5.45% (Libor + 3.25%/Q)	11/30/2006	243	219	$0.90	(3)
		Junior secured loan ($8,333 par due 11/2013)	7.47% (Libor + 7.00%/M)	11/30/2006	8,333	7,500	$0.90	(3)
Instituto de Banca y Comercio, Inc.(8)	Private school operator	Senior secured revolving loan ($1,643 par due 3/2014)	5.00% (Libor + 3.00%/Q)	3/15/2007	1,643	1,643	$1.00
		Senior secured loan ($7,500 par due 3/2014)	8.42% (Libor + 5.00%/Q)	3/15/2007	7,500	7,500	$1.00
		Senior secured loan ($7,266 par due 3/2014)	8.42% (Libor + 5.00%/Q)	3/15/2007	7,266	7,266	$1.00
		Senior secured loan ($4,987 par due 3/2014)	8.42% (Libor + 5.00%/Q)	3/15/2007	4,987	4,987	$1.00	(2)
		Senior secured loan ($11,820 par due 3/2014)	8.42% (Libor + 5.00%/Q)	3/15/2007	11,820	11,820	$1.00	(3)
		Senior subordinated loan ($19,641 par due 6/2014)	10.50% Cash, 3.50% PIK	6/4/2008	19,641	19,641	$1.00	(4)
		Promissory note ($429 par due 9/2015)	6.00%	6/4/2008	429	1,714	$4.00
		Preferred stock (214,286 shares)		6/4/2008	1,018	4,072	$19.00	(5)
		Common stock (214,286 shares)		6/4/2008	54	214	$1.00	(5)
Lakeland Finance, LLC	Private school operator	Senior secured note ($18,000 par due 12/2012)	11.50%	12/13/2005	18,000	16,920	$0.94
		Senior secured note ($15,000 par due 12/2012)	11.50%	12/13/2005	15,000	14,100	$0.94	(2)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
R3 Education, Inc. (formerly known as Equinox EIC Partners, LLC and MUA Management Company, Ltd.)(7)(8)	Medical school operator	Senior secured revolving loan ($3,850 par due 12/2012)	8.25% (Base Rate + 5.00%/D)	4/3/2007	3,850	3,773	$0.98
		Senior secured revolving loan ($1,250 par due 12/2012)	8.25% (Base Rate + 5.00%/D)	4/3/2007	1,250	1,225	$0.98
		Senior secured loan ($3,024 par due 12/2012)	6.46% (Libor + 6.00%/M)	4/3/2007	3,024	2,963	$0.98	(2)
		Senior secured loan ($14,113 par due 12/2012)	6.46% (Libor + 6.00%/M)	9/21/2007	14,113	13,830	$0.98	(2)
		Senior secured loan ($7,350 par due 12/2012)	9.09% (Libor + 6.00%/S)	4/3/2007	7,350	7,203	$0.98	(3)
		Common membership interest (26.27% interest)		9/21/2007	15,800	20,785		(5)
		Preferred stock (800 shares)			200	200	$250.00	(5)
					209,833	218,935			20.00%
Restaurants and Food Services
ADF Capital, Inc. & ADF Restaurant Group, LLC	Restaurant owner and operator	Senior secured revolving loan ($1,381 par due 11/2013)	5.75% (Base Rate + 2.50%/D)	11/27/2006	1,381	1,313	$0.95
		Senior secured revolving loan ($2,005 par due 11/2013)	6.61% (Libor + 3.00% Cash, 0.50% PIK/S)	11/27/2006	2,005	1,905	$0.95	(4)
		Senior secured loan ($2 par due 11/2012)	12.00% (Base Rate + 7.5%/D)	11/27/2006	2	2	$1.00
		Senior secured loan ($1 par due 11/2012)	12.00% (Base Rate + 7.5%/D)	11/27/2006	1	1	$1.00	(3)
		Senior secured loan ($22,656 par due 11/2012)	11.61% (Libor + 7.50% Cash, 1.00% PIK/S)	11/27/2006	22,912	21,520	$0.94	(4)
		Senior secured loan ($992 par due 11/2012)	11.61% (Libor + 7.50% Cash, 1.00% PIK/S)	11/27/2006	992	942	$0.95	(2)(4)
		Senior secured loan ($11,081 par due 11/2012)	11.61% (Libor + 7.50% Cash, 1.00% PIK/S)	11/27/2006	11,075	10,529	$0.95	(3)(4)
		Promissory note ($12,079 par due 11/2016)	10.00% PIK	6/1/2006	12,067	12,067	$1.00	(4)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Warrants to purchase 0.61 shares		6/1/2006	—	—	$—	(5)
Encanto Restaurants, Inc.(8)	Restaurant owner and operator	Junior secured loan ($21,184 par due 8/2013)	7.50% Cash, ..350% PIK	8/16/2006	21,184	19,084	$0.90	(2)(4)
		Junior secured loan ($4,035 par due 8/2013)	7.50% Cash, 3.50% PIK	8/16/2006	4,035	3,635	$0.90	(3)(4)
OTG Management, Inc.	Airport restaurant operator	Junior secured loan ($15,312 par due 6/2013)	18.00% (Libor + 11.00% Cash, 4.00% PIK/M)	6/19/2008	15,312	15,312	$1.00	(4)(15)
		Warrants to purchase up to 9 shares of common stock			—	—	$—	(5)
Vistar Corporation and Wellspring Distribution Corp.	Food service distributor	Senior subordinated loan ($48,625 par due 5/2015)	13.50%	5/23/2008	48,625	46,680	$0.96
		Senior subordinated loan ($25,000 par due 5/2015)	13.50%	5/23/2008	25,000	24,000	$0.96	(2)
		Class A non-voting common stock (1,366,120 shares)		5/23/2008	7,500	3,500	$2.56	(5)

					172,091	160,490			14.66%

Beverage, Food and Tobacco
3091779 Nova Scotia Inc.(8)	Baked goods manufacturer	Junior secured loan (Cdn$14,058 par due 11/2012)	11.50% Cash, 1.50% PIK	11/2/2007	14,904	10,961	$0.74	(4)(12)
		Warrants to purchase 57,545 shares			—	—	$—	(5)
Apple & Eve, LLC and US Juice Partners, LLC(6)	Juice manufacturer	Senior secured revolving loan ($8,000 par due 10/2013)	7.90% (Libor + 6.00%/M)	10/5/2007	8,000	6,400	$0.80
		Senior secured loan ($10,637 par due 10/2013)	6.47% (Libor + 6.00%/M)	10/5/2007	10,637	8,509	$0.80
		Senior secured loan ($19,976 par due 10/2013)	6.47% (Libor + 6.00%/M)	10/5/2007	19,976	15,981	$0.80	(2)
		Senior secured loan ($10,805 par due 10/2013)	6.47% (Libor + 6.00%/M)	10/5/2007	10,805	8,644	$0.80	(3)
		Senior units (50,000 units)		10/5/2007	5,000	2,500	$50.00	(5)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Best Brands Corporation	Baked goods manufacturer	Senior secured loan ($10,971 par due 12/2012)	10.43% (Libor + 4.50% Cash, 4.50% PIK/M)	2/15/2008	9,501	9,326	$0.86	(4)
		Junior secured loan ($4,319 par due 6/2013)	10.00% Cash, 8.00% PIK	12/14/2006	4,307	3,883	$0.90	(4)
		Junior secured loan ($26,400 par due 6/2013)	10.00% Cash, 8.00% PIK	12/14/2006	26,308	23,729	$0.90	(2)(4)
		Junior secured loan ($12,201 par due 6/2013)	10.00% Cash, 8.00% PIK	12/14/2006	12,164	10,969	$0.90	(3)(4)
Bumble Bee Foods, LLC and BB Co-Invest LP	Canned seafood manufacturer	Senior subordinated loan ($40,706 par due 11/2018)	16.25% (12.00% Cash, 4.25% Optional PIK)	11/18/2008	40,706	40,706	$1.00	(4)
		Common stock (4,000 shares)		11/18/2008	4,000	4,000	$1,000.00	(5)
Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated note ($5,547 par due 2/2013)	12.00% PIK	2/6/2008	5,547	5,547	$1.00	(2)(4)
		Preferred stock (6,258 shares)		9/1/2006	2,500	2,500	$399.49	(5)

					174,355	153,655			14.03%

Services—Other
American Residential Services, LLC	Plumbing, heating and air-conditioning services	Junior secured loan ($20,201 par due 4/2015)	10.00% Cash, 2.00% PIK	4/17/2007	20,201	18,180	$0.90	(2)(4)
Diversified Collection Services, Inc.	Collections services	Senior secured loan ($11,809 par due 8/2011)	8.50% (Libor + 5.75%/M)	2/2/2005	9,715	11,219	$0.95
		Senior secured loan ($4,203 par due 8/2011)	8.50% (Libor + 5.75%/M)	2/2/2005	4,209	3,993	$0.95	(3)
		Senior secured loan ($1,837 par due 2/2011)	11.25% (Libor + 8.50%/M)	2/2/2005	1,837	1,653	$0.90	(2)
		Senior secured loan ($7,125 par due 8/2011)	11.25% (Libor + 8.50%/M)	2/2/2005	7,125	6,412	$0.90	(3)
		Preferred stock (14,927 shares)		5/18/2006	169	109	$7.30	(5)
		Common stock (114,004 shares)		2/2/2005	295	414	$3.63	(5)
GCA Services Group, Inc.	Custodial services	Senior secured loan ($25,000 par due 12/2011)	12.00%	12/15/2006	25,000	25,000	$1.00	(2)
		Senior secured loan ($2,965 par due 12/2011)	12.00%	12/15/2006	2,965	2,965	$1.00
		Senior secured loan ($11,186 par due 12/2011)	12.00%	12/15/2006	11,186	11,186	$1.00	(3)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Growing Family, Inc. and GFH Holdings, LLC	Photography services	Senior secured revolving loan ($1,513 par due 8/2011)	11.34% (Libor + 3.00% Cash, 4.00% PIK/Q)	3/16/2007	1,513	756	$0.50	(4)
		Senior secured loan ($11,188 par due 8/2011)	13.84% (Libor + 3.50% Cash, 6.00% PIK/Q)	3/16/2007	11,188	5,594	$0.50	(4)
		Senior secured loan ($372 par due 8/2011)	5.25% (Libor + 3.50% Cash, 6.00% PIK/Q)	3/16/2007	372	186	$0.50
		Senior secured loan ($3,575 par due 8/2011)	16.34% (Libor + 6.00% Cash, 6.00% PIK/Q)	3/16/2007	3,575	1,788	$0.50	(4)
		Senior secured loan ($147 par due 8/2011)	15.50% (Libor + 6.00% Cash, 6.00% PIK/Q)	3/16/2007	147	74	$0.50	(4)
		Common stock (552,430 shares)		3/16/2007	872	—	$—	(5)
NPA Acquisition, LLC	Powersport vehicle auction operator	Junior secured loan ($12,000 par due 2/2013)	8.58% (Libor + 6.75%/M)	8/23/2006	12,000	12,000	$1.00	(3)
		Common units (1,709 shares)		8/23/2006	1,000	2,300	$1,345.82	(5)
Web Services Company, LLC	Laundry service and equipment provider	Senior subordinated loan ($17,764 par due 8/2016)	11.50% Cash, 2.50% PIK	8/29/2008	17,764	17,231	$0.97	(4)
		Senior subordinated loan ($25,160 par due 8/2016)	11.50% Cash, 2.50% PIK	8/29/2008	25,160	24,330	$0.97	(2)(4)

					156,293	145,390			13.28%

Financial
Carador PLC(6)(8)(9)	Investment company	Ordinary shares (7,110,525 shares)		12/15/2006	9,033	4,266	$0.60	(5)
CIC Flex, LP(9)	Investment partnership	Limited partnership units (1 unit)		9/7/2007	28	28	$28,000.00	(5)
Covestia Capital Partners, LP(9)	Investment partnership	Limited partnership interest (47% interest)		6/17/2008	1,059	1,059		(5)
Firstlight Financial Corporation(6)(9)	Investment company	Senior subordinated loan ($69,910 par due 12/2016)	10.00% PIK	12/31/2006	69,910	62,919	$0.90	(4)
		Common stock (10,000 shares)		12/31/2006	10,000	0	$—	(5)
		Common stock (30,000 shares)		12/31/2006	30,000	0	$—	(5)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Ivy Hill Middle Market Credit Fund, Ltd. (7)(8)(9)	Investment company	Class B deferrable interest notes ($40,000 par due 11/2018)	8.15% (Libor + 6.00%/Q)	11/20/2007	40,000	36,000	$0.90
		Subordinated notes ($16,000 par due 11/2018)		11/20/2007	16,000	14,400	$0.90	(5)
Imperial Capital Group, LLC and Imperial Capital Private Opportunities, LP(6)(9)	Investment banking services	Limited partnership interest (80% interest)		5/10/2007	584	584	$1.00	(5)
		Common units (7,710 units)		5/10/2007	14,997	14,997	$1,945.14	(5)
		Common units (2,526 units)		5/10/2007	3	3	$1.19	(5)
		Common units (315 units)		5/10/2007	—	—	$—	(5)
Partnership Capital Growth Fund I, LP(9)	Investment partnership	Limited partnership interest (25% interest)		6/16/2006	2,384	2,384		(5)
Trivergance Capital Partners, LP(9)	Investment partnership	Limited partnership interest (100% interest)		6/5/2008	723	723		(5)
VSC Investors LLC(9)	Investment company	Membership interest (4.63% interest)		1/24/2008	302	302		(5)

					195,023	137,665			12.57%

Business Services
Booz Allen Hamilton, Inc.	Strategy and technology consulting services	Senior secured loan ($748 par due 7/2015)	7.50% (Libor + 4.50%/S)	7/31/2008	733	658	$0.88	(3)
		Senior subordinated loan ($22,400 par due 7/2016)	11.00% Cash, 2.00% PIK	7/31/2008	22,177	19,040	$0.85	(2)(4)
Investor Group Services, LLC(6)	Financial services	Senior secured revolving loan ($750 par due 6/2011)	6.97% (Libor + 5.50%/Q)	6/22/2006	750	750	$1.00
		Limited liability company membership interest (10.00% interest)		6/22/2006	—	500	$5,000.00	(5)
Pillar Holdings LLC and PHL Holding Co.(6)	Mortgage services	Senior secured revolving loan ($375 par due 11/2013)	7.53% (Libor + 5.50%/B)	11/20/2007	375	375	$1.00
		Senior secured revolving loan ($938 par due 11/2013)	7.53% (Libor + 5.50%/B)	11/20/2007	938	938	$1.00
		Senior secured loan ($7,375 par due 5/2014)	14.50%	7/31/2008	7,375	7,375	$1.00

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Senior secured loan ($18,709 par due 11/2013)	7.53% (Libor + 5.50%/B)	11/20/2007	18,709	18,709	$1.00	(2)
		Senior secured loan ($11,678 par due 11/2013)	7.53% (Libor + 5.50%/B)	11/20/2007	11,678	11,678	$1.00	(3)
		Common stock (85 shares)		11/20/2007	3,768	5,267	$61,964.71	(5)
Primis Marketing Group, Inc. and Primis Holdings, LLC(6)	Database marketing services	Senior subordinated note ($10,222 par due 2/2013)	11.00% Cash, 2.50% PIK	8/24/2006	10,222	1,022	$0.10	(4)(14)
		Preferred units (4,000 units)		8/24/2006	3,600	—	$—	(5)
		Common units (4,000,000 units)		8/24/2006	400	—	$—	(5)
Prommis Solutions, LLC, E-Default Services, LLC, Statewide Tax and Title Services, LLC & Statewide Publishing Services, LLC (formerly known as MR Processing Holding Corp.)	Bankruptcy and foreclosure processing services	Senior subordinated note ($26,007 par due 2/2014)	11.50% Cash, 2.00% PIK	2/8/2007	26,007	24,713	$0.95	(4)
		Senior subordinated note ($26,109 par due 2/2014)	11.50% Cash, 2.00% PIK	2/8/2007	26,109	24,810	$0.95	(2)(4)
		Preferred stock (30,000 shares)		4/11/2006	3,000	4,000	$133.33	(5)
R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	250	$1.00	(5)
Summit Business Media, LLCv	Business media consulting services	Junior secured loan ($10,000 par due 11/2013)	9.47% (Libor + 7.00%/M)	8/3/2007	10,000	6,000	$0.60	(3)
VSS-Tranzact Holdings, LLC(6)	Management consulting services	Common membership interest (8.51% interest)		10/26/2007	10,000	6,000		(5)

					156,091	132,085			12.06%

Retail
Apogee Retail, LLC	For-profit thrift retailer	Senior secured revolving loan ($390 par due 3/2012)	7.25% (Base Rate + 4.00%/D)	3/27/2007	390	390	$1.00
		Senior secured loan ($10,960 par due 11/2012)	12.00% Cash, 4.00% PIK	5/28/2008	10,960	10,960	$1.00	(4)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Senior secured loan ($2,307 par due 3/2012)	8.71% (Libor + 5.25%/S)	3/27/2007	2,307	2,053	$0.89
		Senior secured loan ($24,637 par due 3/2012)	8.71% (Libor + 5.25%/S)	3/27/2007	24,637	21,927	$0.89	(2)
		Senior secured loan ($11,790 par due 3/2012)	8.71% (Libor + 5.25%/S)	3/27/2007	11,790	10,493	$0.89	(3)
		Senior secured loan ($4,876 par due 3/2012)	7.64% (Libor + 5.25%/Q)	3/27/2007	4,876	4,340	$0.89
Dufry AG(8)	Retail newstand operator	Common stock (39,056 shares)		3/28/2008	3,000	1,050	$26.88	(5)
Savers, Inc. and SAI Acquisition Corporation	For-profit thrift retailer	Senior subordinated note ($6,000 par due 8/2014)	10.00% Cash, 2.00% PIK	8/8/2006	6,000	5,700	$0.95	(4)
		Senior subordinated note ($22,000 par due 8/2014)	10.00% Cash, 2.00% PIK	8/8/2006	22,000	20,900	$0.95	(2)(4)
		Common stock (1,170,182 shares)		8/8/2006	4,500	5,301	$4.53	(5)
Things Remembered, Inc. and TRM Holdings Corporation	Personalized gifts retailer	Senior secured loan ($4,506 par due 9/2012)	7.00% (Base Rate + 3.75%/D)	9/28/2006	4,506	3,470	$0.77	(3)
		Senior secured loan ($25,192 par due 9/2012)	15.00% (Base Rate + 9.75%/D)	9/28/2006	25,189	18,651	$0.74	(2)
		Senior secured loan ($3,095 par due 9/2012)	15.00% (Base Rate + 9.75%/D)	9/28/2006	3,094	2,291	$0.74
		Senior secured loan ($7,273 par due 9/2012)	15.00% (Base Rate + 9.75%/D)	9/28/2006	7,273	5,385	$0.74	(3)
		Preferred stock (80 shares)		9/28/2006	1,800	—	$—	(5)
		Common stock (800 shares)		9/28/2006	200	—	$—	(5)

					132,522	112,911			10.31%

Environmental Services
AWTP, LLC	Water treatment services	Junior secured loan ($402 par due 12/2012)	8.97% (Libor + 7.50% Cash, 1.00% PIK/Q)	12/23/2005	402	322	$0.80	(4)
		Junior secured loan ($3,018 par due 12/2012)	8.97% (Libor + 7.50% Cash, 1.00% PIK/Q)	12/23/2005	3,018	2,414	$0.80	(3)(4)
		Junior secured loan ($805 par due 12/2012)	11.48% (Libor + 7.50% Cash, 1.00% PIK/A)	12/23/2005	805	644	$0.80	(4)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Junior secured loan ($6,036 par due 12/2012)	11.48% (Libor + 7.50% Cash, 1.00% PIK/A)	12/23/2005	6,036	4,829	$0.80	(3)(4)
		Junior secured loan ($402 par due 12/2012)	9.35% (Libor + 7.50% Cash, 1.00% PIK/A)	12/23/2005	402	322	$0.80	(4)
		Junior secured loan ($3,018 par due 12/2012)	9.35% (Libor + 7.50% Cash, 1.00% PIK/A)	12/23/2005	3,018	2,414	$0.80	(3)(4)
Mactec, Inc.	Engineering and environmental services	Class B-4 stock (16 shares)		11/3/2004	—	—	$27.00	(5)
		Class C stock (5,556 shares)		11/3/2004	—	150	$27.00	(5)
Sigma International Group, Inc.	Water treatment parts manufacturer	Junior secured loan ($1,833 par due 10/2013)	9.55% (Libor + 7.50%/Q)	10/11/2007	1,833	1,558	$0.85	(2)
		Junior secured loan ($4,000 par due 10/2013)	9.55% (Libor + 7.50%/Q)	10/11/2007	4,000	3,400	$0.85	(3)
		Junior secured loan ($2,750 par due 10/2013)	7.97% (Libor + 7.50/M)	11/1/2007	2,750	2,338	$0.85	(2)
		Junior secured loan ($6,000 par due 10/2013)	7.97% (Libor + 7.50/M)	11/1/2007	6,000	5,100	$0.85	(3)
		Junior secured loan ($917 par due 10/2013)	9.40% (Libor + 7.50%/M)	11/6/2007	917	779	$0.85	(2)
		Junior secured loan ($2,000 par due 10/2013)	9.40% (Libor + 7.50%/M)	11/6/2007	2,000	1,700	$0.85	(3)
Waste Pro USA, Inc.	Waste management services	Senior subordinated loan ($25,000 par due 11/2013)	11.50%	11/9/2006	25,000	25,000	$1.00	(2)
		Preferred stock (15,000 shares)	10.00% PIK	11/9/2006	15,000	15,000	$1,000.00	(4)
		Warrants to purchase 682,671 shares		11/9/2006	—	6,827	$10.00	(5)
Wastequip, Inc.(6)	Waste management equipment manufacturer	Senior subordinated loan ($12,990 par due 2/2015)	10.00% Cash, 2.00% PIK	2/5/2007	12,990	7,715	$0.59	(4)
		Common stock (13,889 shares)		2/2/2007	1,389	131	$9.43	(5)

					85,560	80,643			7.37%

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Printing, Publishing and Media
Canon Communications LLC	Print publications services	Junior secured loan ($11,784 par due 11/2011)	13.00% (Base Rate + 9.75%/D)	5/25/2005	11,784	11,313	$0.96	(2)(15)
		Junior secured loan ($12,009 par due 11/2011)	13.00% (Base Rate + 9.75%/D)	5/25/2005	12,009	11,529	$0.96	(3)(15)
Courtside Acquisition Corp.	Community newspaper publisher	Senior subordinated loan ($34,295 par due 6/2014)	17.00% PIK	6/29/2007	34,295	3,430	$0.10	(4)(14)
LVCG Holdings LLC(7)	Commercial printer	Membership interests (56.53% interest)		10/12/2007	6,600	8,500		(5)
National Print Group, Inc.	Printing management services	Senior secured revolving loan ($2,736 par due 3/2012)	8.25% (Base Rate + 5.00%/D)	3/2/2006	2,736	2,462	$0.90	(15)
		Senior secured loan ($8,623 par due 3/2012)	7.50% (Base Rate + 4.25%/D)	3/2/2006	8,623	7,761	$0.90	(3)(15)
		Preferred stock (9,344 shares)		3/2/2006	2,000	—	$—	(5)
The Teaching Company, LLC and The Teaching Company Holdings, Inc.(11)	Education media provider	Senior secured loan ($18,000 par due 9/2012)	11.70%	9/29/2006	18,000	17,100	$0.95	(2)
		Senior secured loan ($10,000 par due 9/2012)	11.70%	9/29/2006	10,000	9,500	$0.95	(3)
		Preferred stock (29,969 shares)		9/29/2006	2,997	3,996	$133.34	(5)
		Common stock (15,393 shares)		9/29/2006	3	4	$0.26	(5)

					109,047	75,595			6.90%

Manufacturing
Arrow Group Industries, Inc.	Residential and outdoor shed manufacturer	Senior secured loan ($5,616 par due 4/2010)	6.46% (Libor + 5.00%/Q)	3/28/2005	5,647	5,372	$0.96	(3)(15)
Emerald Performance Materials, LLC	Polymers and performance materials manufacturer	Senior secured loan ($9,018 par due 5/2011)	8.25% (Libor + 4.25%/A)	5/16/2006	9,018	8,567	$0.95	(3)(15)
		Senior secured loan ($626 par due 5/2011)	6.75% (Base Rate + 3.50%/D)	5/16/2006	626	595	$0.95	(3)(15)
		Senior secured loan ($536 par due 5/2011)	8.25% (Libor + 4.25%/A)	5/16/2006	536	509	$0.95	(3)(15)
		Senior secured loan ($1,523 par due 5/2011)	10.00% (Libor + 6.00%/A)	5/16/2006	1,523	1,447	$0.95	(3)(15)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Senior secured loan ($81 par due 5/2011)	10.00% (Libor + 6.00%/A)	5/16/2006	81	77	$0.95	(3)(15)
		Senior secured loan ($4,537 par due 5/2011)	10.00% Cash, 3.00% PIK	5/16/2006	4,546	4,319	$0.95	(2)(4)
		Senior secured loan ($241 par due 5/2011)	10.00% Cash, 3.00% PIK	5/16/2006	241	229	$0.95	(2)(4)
Qualitor, Inc.	Automotive aftermarket components supplier	Senior secured loan ($1,756 par due 12/2011)	5.46% (Libor + 4.00%/Q)	12/29/2004	1,752	1,664	$0.95	(3)
		Senior secured loan ($5 par due 12/2011)			5	5	$1.00	(3)
		Junior secured loan ($5,000 par due 6/2012)	8.46% (Libor + 7.00%/Q)	12/29/2004	5,000	4,750	$0.95	(3)
Reflexite Corporation(7)	Developer and manufacturer of high-visibility reflective products	Senior subordinated loan ($10,253 par due 2/2015)	11.00% Cash, 3.00% PIK	2/28/2008	10,253	10,253	$1.00	(4)
		Common stock (1,821,860 shares)		3/28/2006	27,435	35,500	$19.49	(5)
Saw Mill PCG Partners LLC	Precision components manufacturer	Common units (1,000 units)		2/2/2007	1,000	—	$—	(5)
UL Holding Co., LLC	Petroleum product manufacturer	Common units (50,000 units)		4/25/2008	500	750	$15.00	(5)
		Common units (50,000 units)		4/25/2008	—	—	$—	(5)
Universal Trailer Corporation(6)	Livestock and specialty trailer manufacturer	Common stock (74,920 shares)		10/8/2004	7,930	—	$—	(5)

					76,093	74,037			6.76%

Aerospace & Defense
AP Global Holdings, Inc.	Safety and security equipment manufacturer	Senior secured loan ($7,898 par due 10/2013)	4.97% (Libor + 4.50%/M)	11/8/2007	7,799	7,121	$0.90	(3)
ILC Industries, Inc.	Industrial products provider	Junior secured loan ($12,000 par due 8/2012)	11.50%	6/27/2006	12,000	12,000	$1.00	(3)
Thermal Solutions LLC and TSI Group, Inc.	Thermal management and electronics packaging manufacturer	Senior secured loan ($871 par due 3/2011)	3.92% (Libor + 3.50%/M)	3/28/2005	871	836	$0.96	(3)
		Senior secured loan ($2,765 par due 3/2012)	4.42% (Libor + 4.00%/M)	3/28/2005	2,765	2,461	$0.89	(3)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Senior subordinated notes ($2,117 par due 9/2012)	11.50% Cash, 2.75% PIK	3/28/2005	2,117	2,043	$0.97	(4)
		Senior subordinated notes ($3,342 par due 9/2012)	11.50% Cash, 2.75% PIK	3/28/2005	3,342	3,225	$0.96	(2)(4)
		Senior subordinated notes ($2,679 par due 3/2013)	11.50% Cash, 2.50% PIK	3/21/2006	2,679	2,599	$0.97	(2)(4)
		Preferred stock (71,552 shares)		3/28/2005	716	716	$10.00	(5)
		Common stock (1,460,246 shares)		3/28/2005	15	15	$0.01	(5)
Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Junior secured loan ($16,000 par due 7/2014)	8.96% (Libor + 7.50%/Q)	1/17/2008	16,000	15,200	$0.95
		Junior secured loan ($12,000 par due 7/2014)	8.96% (Libor + 7.50%/Q)	1/17/2008	12,000	11,400	$0.95	(3)
		Common stock (246,279 shares)		1/17/2008	2,100	1,680	$6.82	(5)

					62,404	59,296			5.42%

Consumer Products—Non-Durable
Innovative Brands, LLC	Consumer products and personal care manufacturer	Senior secured loan ($9,901 par due 9/2011)	14.50%	10/12/2006	9,901	9,901	$1.00
		Senior secured loan ($9,139 par due 9/2011)	14.50%	10/12/2006	9,139	9,139	$1.00	(3)
Making Memories Wholesale, Inc.(6)	Scrapbooking branded products manufacturer	Senior secured loan ($21,509 par due 3/2011)	10.00% (Base Rate + 5.00%/D)	5/5/2005	11,953	12,087	$0.56	(14)
		Senior subordinated loan ($10,465 par due 5/2012)	12.00% Cash, 4.00% PIK	5/5/2005	10,465	—	$—	(4)(14)
		Preferred stock (4,259 shares)		5/5/2005	3,759	—	$—	(5)
Shoes for Crews, LLC	Safety footwear and slip-related mat manufacturer	Senior secured revolving loan ($1,000 par due 7/2010)	5.25% (Base Rate + 2.00%/D)	10/8/2004	1,000	1,000	$1.00
		Senior secured loan ($572 par due 7/2010)	5.31% (Libor + 3.50%/S)	10/8/2004	572	572	$1.00	(3)
		Senior secured loan ($88 par due 7/2010)	4.96% (Libor + 3.50%/Q)	10/8/2004	88	88	$1.00	(3)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
The Thymes, LLC(7)	Cosmetic products manufacturer	Preferred stock (6,283 shares)	8.00% PIK	6/21/2007	6,283	5,026	$799.94	(4)
		Common stock (5,400 shares)		6/21/2007	—	—	$—	(5)
Wear Me Apparel, LLC(6)	Clothing manufacturer	Senior subordinated notes ($23,985 par due 4/2013)	17.50% PIK	4/2/2007	24,035	12,055	$0.50	(4)(14)
		Common stock (10,000 shares)		4/2/2007	10,000	—	$—	(5)

					87,195	49,868			4.55%

Telecommunications
American Broadband Communications, LLC and American Broadband Holding Company	Broadband communication services	Senior subordinated loan ($32,048 par due 11/2014)	10.00% Cash, 6.00% PIK	2/8/2008	32,048	32,048	$1.00	(4)
		Senior subordinated loan ($8,087 par due 11/2014)	10.00% Cash, 6.00% PIK	11/7/2007	8,087	8,087	$1.00	(4)
		Warrants to purchase 170 shares		11/7/2007	—	—	$—	(5)

					40,135	40,135			3.67%

Cargo Transport
The Kenan Advantage Group, Inc.	Fuel transportation provider	Senior subordinated notes ($25,266 par due 12/2013)	9.50% Cash, 3.50% PIK	12/15/2005	25,260	24,000	$0.95	(2)(4)
		Senior secured loan ($2,426 par due 12/2011)	4.46% (Libor + 3.00%/Q)	12/15/2005	2,425	2,183	$0.90	(3)
		Preferred stock (10,984 shares)	8.00% PIK	12/15/2005	1,371	1,732	$157.68	(4)(5)
		Common stock (30,575 shares)		12/15/2005	31	41	$1.34	(5)

					29,087	27,956			2.55%

Containers-Packaging
Industrial Container Services, LLC(6)	Industrial container manufacturer, reconditioner and servicer	Senior secured revolving loan ($1,198 par due 9/2011)	5.75% (Base Rate + 2.50%/D)	6/21/2006	1,198	1,198	$1.00
		Senior secured revolving loan ($1,239 par due 9/2011)	4.47% (Libor + 4.00%/M)	6/21/2006	1,239	1,239	$1.00
		Senior secured loan ($42 par due 9/2011)	4.47% (Libor + 4.00%/B)	9/30/2005	42	42	$1.00	(2)
		Senior secured loan ($516 par due 9/2011)	4.46% (Libor + 4.00%/M)	6/21/2006	516	516	$1.00	(2)
		Senior secured loan ($7,902 par due 9/2011)	4.46% (Libor + 4.00%/M)	6/21/2006	7,902	7,902	$1.00	(3)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Senior secured loan ($85 par due 9/2011)	5.20% (Libor + 4.00%/M)	6/21/2006	85	85	$1.00	(2)
		Senior secured loan ($1,309 par due 9/2011)	5.20% (Libor + 4.00%/M)	6/21/2006	1,309	1,309	$1.00	(3)
		Senior secured loan ($263 par due 9/2011)	5.20% (Libor + 4.00%/M)	6/21/2006	263	263	$1.00	(2)
		Senior secured loan ($4,028 par due 9/2011)	5.20% (Libor + 4.00%/M)	6/21/2006	4,028	4,028	$1.00	(3)
		Senior secured loan ($105 par due 9/2011)	5.88% (Libor + 4.00%/M)	6/21/2006	105	105	$1.00	(2)
		Senior secured loan ($1,611 par due 9/2011)	5.88% (Libor + 4.00%/M)	6/21/2006	1,611	1,611	$1.00	(3)
		Common stock (1,800,000 shares)		9/29/2005	1,800	9,100	$5.06	(5)

					20,098	27,398			2.50%

Computers and Electronics
RedPrairie Corporation	Software manufacturer	Junior secured loan ($3,300 par due 1/2013)	9.21% (Libor + 6.50%/Q)	7/13/2006	3,300	2,970	$0.90	(2)
		Junior secured loan ($12,000 par due 1/2013)	9.21% (Libor + 6.50%/Q)	7/13/2006	12,000	10,800	$0.90	(3)
X-rite, Incorporated	Color management solutions provider	Junior secured loan ($3,098 par due 7/2013)	13.63% (Libor + 10.38%/D)	7/6/2006	3,098	3,098	$1.00	(15)
		Junior secured loan ($7,744 par due 7/2013)	13.63% (Libor + 10.38%/D)	7/6/2006	7,744	7,744	$1.00	(3)(15)

					26,142	24,612			2.25%

Health Clubs
Athletic Club Holdings, Inc.(13)	Premier health club operator	Senior secured loan ($1,000 par due 10/2013)	4.97% (Libor + 4.5%/M)	10/11/2007	1,000	880	$0.88
		Senior secured loan ($1,750 par due 10/2013)	8.88% (Libor + 4.5%/S)	10/11/2007	1,750	1,540	$0.88
		Senior secured loan ($12,486 par due 10/2013)	5.01% (Libor + 4.5%/M)	10/11/2007	12,486	10,988	$0.88	(2)
		Senior secured loan ($11,487 par due 10/2013)	5.01% (Libor + 4.5%/M)	10/11/2007	11,487	10,109	$0.88	(3)
		Senior secured loan ($14 par due 10/2013)	6.75% (Base Rate + 3.50/D)	10/11/2007	14	12	$0.86	(2)
		Senior secured loan ($13 par due 10/2013)	6.75% (Base Rate + 3.50/D)	10/11/2007	13	11	$0.85	(3)

					26,750	23,540			2.07%

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Grocery
Planet Organic Health Corp.(8)	Organic grocery store operator	Junior secured loan ($860 par due 7/2014)	6.01% (Libor + 5.50%/M)	7/3/2007	860	817	$0.95
		Junior secured loan ($10,250 par due 7/2014)	6.01% (Libor + 5.50%/M)	7/3/2007	10,250	9,738	$0.95	(3)
		Senior subordinated loan ($10,900 par due 7/2012)	11.00% Cash, 2.00% PIK	7/3/2007	10,900	9,845	$0.90	(2)(4)

					22,010	20,400			1.86%

Consumer Products—Durable
Direct Buy Holdings, Inc. and Direct Buy Investors, LP(6)	Membership-based buying club franchisor and operator	Senior secured loan ($2,281 par due 11/2012)	4.97% (Libor + 4.50%/B)	12/14/2007	2,189	1,861	$0.82
		Partnership interests (19.31% interest)		11/30/2007	10,000	6,500		(5)

					12,189	8,361			0.76%

Housing—Building Materials
HB&G Building Products	Synthetic and wood product manufacturer	Senior subordinated loan ($8,956 par due 3/2011)	13.00% Cash, 6.00% PIK	10/8/2004	8,966	2,251	$0.25	(2)(4)(14)
		Common stock (2,743 shares)		10/8/2004	753	—	$—	(5)
		Warrants to purchase 4,464 shares		10/8/2004	653	—	$—	(5)

					10,372	2,251			0.00%

Total					$2,267,593	$1,972,977

(1)
Other than our investments in R3 Education, Inc., HCP Acquisition Holdings, LLC, Ivy Hill Middle Market Credit Fund, Ltd., LVCG Holdings LLC, Reflexite Corporation and The Thymes, LLC, we do not "Control" any of our portfolio companies, as defined in the Investment Company Act. In general, under the Investment Company Act, we would "Control" a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. All of our portfolio company investments are subject to legal restrictions on sales which as of December 31, 2008 represented 180% of the Company's net assets.

(2)
These assets are owned by the Company's wholly owned subsidiary Ares Capital CP, are pledged as collateral for the CP Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the CP Funding Facility (see Note 7 to the consolidated financial statements).

(3)
Pledged as collateral for the ARCC CLO. Unless otherwise noted, all other investments are pledged as collateral for the Revolving Credit Facility (see Note 7 to the consolidated financial statements).

(4)
Has a payment-in-kind interest feature (see Note 2 to the consolidated financial statements).

(5)
Non-income producing at December 31, 2008.

(6)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended December 31, 2008 in which the issuer was an Affiliate (but not a portfolio company that we "Control") are as follows (in thousands):

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
Apple & Eve, LLC and US Juice Partners, LLC	$11,500	$10,814	$—	$4,634	$—	$—	$43	$40	$(12,383)
Carador, PLC	$—	$—	$—	$—	$—	$825	$—	$—	$(3,479)
Campus Management Corp. and Campus Management Acquisition Corp.	$69,193	$1,768	$—	$5,367	$1,540	$—	$112	$—	$3,048
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$4,719	$56,822	$—	$2,573	$—	$—	$340	$100	$1,382
Daily Candy, Inc.	$—	$11,872	$10,806	$735	$—	$—	$—	$1,208	$—
Direct Buy Holdings, Inc. and Direct Buy Investors LP	$—	$219	$—	$192	$—	$—	$—	$9	$(3,828)
Firstlight Financial Corporation	$—	$—	$—	$5,854	$—	$—	$750	$—	$(36,991)
Imperial Capital Group, LLC	$584	$—	$—	$—	$—	$—	$—	$—	$—
Industrial Container Services, LLC	$6,939	$16,677	$—	$1,710	$—	$—	$120	$—	$4,100
Investor Group Services, LLC	$1,250	$1,500	$—	$24	$—	$—	$55	$—	$500
Making Memories Wholesale, Inc	$5,942	$1,114	$—	$199	$—	$—	$—	$—	$(6,668)
Pillar Holdings LLC and PHL Holding Co.	$15,807	$600	$31,865	$3,404	$281	$—	$167	$—	$1,500
Primis Marketing Group, Inc. and Primis Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(7,565)
Universal Trailer Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$(700)
VSS-Tranzact Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(4,000)
Wastequip, Inc.	$—	$—	$—	$1,424	$—	$—	$—	$—	$(3,318)
Wear Me Apparel, LLC	$—	$—	$—	$2,416	$—	$—	$13	$—	$(14,055)
(7)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended December 31, 2008 in which the issuer was both an Affiliate and a portfolio company that we Control are as follows (in thousands):

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
HCP Acquisition Holdings, LLC	$8,567	$—	$—	$—	$—	$—	$—	$—	$(2,067)
Ivy Hill Middle Market Credit Fund, Ltd.	$—	$—	$—	$5,427	$—	$—	$1,528	$—	$(5,600)
LVCG Holdings, LLC	$—	$—	$—	$—	$—	$—	$100	$—	$(1,900)
R3 Education, Inc.	$62,600	$69,089	$—	$3,521	$2,900	$—	$65	$—	$4,393
Reflexite Corporation	$10,239	$—	$—	$928	$100	$—	$10	$—	$(19,166)
The Thymes, LLC	$—	$—	$1,450	$544	$—	$133	$—	$—	$(1,257)
(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(9)
Non-registered investment company.

(10)
A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either Libor or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, we have provided the interest rate in effect at December 31, 2008.

(11)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $22.2 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

(12)
Principal amount denominated in Canadian dollars has been translated into U.S. dollars (see Note 2 to the consolidated financial statements).

(13)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $25.0 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

(14)
Loan was on non-accrual status as of December 31, 2008.

(15)
Loan includes interest rate floor feature.

  See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

For the Nine Months Ended September 30, 2009 (unaudited)

(dollar amounts in thousands, except per share data)

					Accumulated Undistributed Net Realized Gain (Loss) on Investments, Foreign Currency Transactions and Extinguishment of Debt
						Net Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
	Common Stock			Accumulated Undistributed Net Investment Income (Loss)
			Capital in Excess of Par Value				Total Stockholders' Equity
	Shares	Amount
Balance at December 31, 2008	97,152,820	$97	$1,395,958	$(7,637)	(124)	$(293,415)	$1,094,879
Issuances of common stock from add-on offerings (net of offering and underwriting costs)	12,439,908	13	109,073	—	—	—	109,086
Net increase in stockholders' equity resulting from operations	—	—	—	95,054	22,311	15,698	133,063
Dividends declared ($1.12 per share)	—	—	—	(88,581)	(24,584)	—	(113,165)
Purchase of shares in connection with dividend reinvestment plan	—	—	—	(1,272)	—	—	(1,272)

Balance at September 30, 2009	109,592,728	$110	$1,505,031	$(2,436)	$(2,397)	$(277,717)	$1,222,591

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(dollar amounts in thousands)

	For the nine months ended
	September 30, 2009	September 30, 2008
	(unaudited)	(unaudited)
OPERATING ACTIVITIES:
Net increase (decrease) in stockholders' equity resulting from operations	$133,063	$(28,955)
Adjustments to reconcile net increase (decrease) in stockholders' equity resulting from operations:
Realized gain on extinguishment of debt	(26,543)	—
Net realized losses (gains) from investments	4,232	(4,796)
Net unrealized losses (gains) from investments and foreign currency transactions	(15,698)	128,605
Net accretion of discount on securities	(1,640)	(1,217)
Increase in accrued payment-in-kind dividends and interest	(33,021)	(22,614)
Amortization of debt issuance costs	3,251	1,237
Depreciation	505	338
Proceeds from sale and redemption of investments	267,381	393,628
Purchase of investments	(218,843)	(814,694)
Changes in operating assets and liabilities:
Interest receivable	1,227	8,661
Other assets	(1,052)	(1,926)
Management and incentive fees payable	23,538	12,142
Accounts payable and accrued expenses	4,845	1,648
Interest and facility fees payable	(1,152)	(940)

Net cash provided by (used in) operating activities	140,093	(328,883)

FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	109,086	259,801
Borrowings on debt	246,700	685,000
Repayments on credit facility payable	(362,678)	(463,500)
Credit facility financing costs	(6,010)	(2,936)
Dividends paid in cash	(155,105)	(109,215)

Net cash (used in) provided by financing activities	(168,007)	369,150

CHANGE IN CASH AND CASH EQUIVALENTS	(27,914)	40,267
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	89,383	21,142

CASH AND CASH EQUIVALENTS, END OF PERIOD	$61,469	$61,409

Supplemental Information:
Interest paid during the period	$15,053	$25,685
Taxes paid during the period	$660	$1,601
Dividends declared during the period	$113,165	$112,137

See accompanying notes to consolidated financial statements.

 ARES CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of September 30, 2009 (unaudited)

(dollar amounts in thousands, except per share data and as otherwise indicated)

1.     ORGANIZATION

        Ares Capital Corporation (the "Company" or "ARCC" or "we") is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a business development company under the Investment Company Act of 1940 (the "Investment Company Act"). We were incorporated on April 16, 2004 and were initially funded on June 23, 2004. On October 8, 2004, we completed our initial public offering (the "IPO"). On the same date, we commenced substantial investment operations.

        The Company has elected to be treated as a regulated investment company, or a "RIC", under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and operates in a manner so as to qualify for the tax treatment applicable to RICs. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component like warrants, and, to a lesser extent, in equity investments in private middle market companies.

        We are externally managed by Ares Capital Management LLC (the "investment adviser"), an affiliate of Ares Management LLC ("Ares Management"), an independent international investment management firm. Ares Operations LLC ("Ares Administration" or the "administrator"), an affiliate of Ares Management, provides the administrative services necessary for us to operate.

        Interim financial statements are prepared in accordance with generally accepted accounting principles in the United States ("GAAP") for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period, have been included. The current period's results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2009.

2.     SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

        The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States, and include the accounts of the Company and its wholly owned subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

  Cash and Cash Equivalents

        Cash and cash equivalents include short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

  Concentration of Credit Risk

        The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

  Investments

        Investment transactions are recorded on the trade date. Realized gains or losses are computed using the specific identification method. Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on the input of our management and audit committee and independent valuation firms that have been engaged at the direction of the board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12 month period, and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, with approximately 50% (based on value) of our valuations of portfolio companies without readily available market quotations subject to review by an independent valuation firm each quarter.

        As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison of the portfolio company's securities to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation.

        Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, based on the input of our management and audit committee and independent valuation firms under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which we have recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than would be realized based on the valuations currently assigned.

        With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuation conclusions are then documented and discussed by our management.

  •
  The audit committee of our board of directors reviews these preliminary valuations, as well as the input of independent valuation firms with respect to the valuations of approximately 50% (based on value) of our portfolio companies without readily available market quotations.

  •
  The board of directors discusses valuations and determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on the input of our management and audit committee and independent valuation firms.

        Effective January 1, 2008, the Company adopted Accounting Standards Codification ("ASC") 820-10 (previously Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157")), which expands the application of fair value accounting for investments (see Note 8 to the consolidated financial statements).

  Interest Income Recognition

        Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums.

        Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this if the loan has sufficient collateral value and is in the process of collection. As of September 30, 2009, seven loans or 5.3% of total investments at amortized cost (or 1.7% at fair value), were placed on non-accrual status. As of December 31, 2008, six loans or 4.4% of total investments at amortized cost (or 1.6% at fair value), were placed on non-accrual status.

  Payment-in-Kind Interest

        The Company has loans in its portfolio that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash. For the three and nine months ended September 30, 2009, $10,825 and $33,021, respectively, in PIK income was recorded. For the three and nine months ended September 30, 2008, $9,735 and $22,614, respectively, in PIK income was recorded.

  Capital Structuring Service Fees and Other Income

        The Company's investment adviser seeks to provide assistance to our portfolio companies in connection with the Company's investments and in return the Company may receive fees for capital structuring services. These fees are generally only available to the Company as a result of the

Company's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally consist of reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan. The Company's investment adviser may also take a seat on the board of directors of a portfolio company, or observe the meetings of the board of directors without taking a formal seat.

        Other income includes fees for asset management, consulting, loan guarantees, commitments, and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

  Foreign Currency Translation

        The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Market value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

  (2)
  Purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions, income or expenses.

        Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuation and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

  Accounting for Derivative Instruments

        The Company does not utilize hedge accounting and marks its derivatives to market through operations.

  Offering Expenses

        The Company's offering costs, excluding underwriters fees, are charged against the proceeds from equity offerings when received. For the nine months ended September 30, 2009, and September 30, 2008, the Company incurred approximately $806 and $1,414 of offering costs, respectively.

  Debt Issuance Costs

        Debt issuance costs are being amortized over the life of the related credit facility using the straight line method, which closely approximates the effective yield method.

  U.S. Federal Income Taxes

        The Company has elected to be treated as a RIC under subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. The Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes.

        Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the three months ended September 30, 2009, no amount was recorded for U.S. Federal excise tax. For the nine months ended September 30, 2009, a net benefit of $30 was recorded for U.S. Federal excise tax. For the three months ended September 30, 2008, the Company recorded a benefit of $135 for U.S. Federal excise tax. For the nine months ended September 30, 2008, the Company recorded a benefit of approximately $434 for U.S. Federal excise tax.

        Certain of our wholly owned subsidiaries are subject to U.S. Federal and state income taxes. For the three and nine months ended September 30, 2009, we recorded tax expenses of approximately $454 and $593, respectively, for these subsidiaries. For the three and nine months ended September 30, 2008, we recorded tax provisions of approximately $17 and $132, respectively, for these subsidiaries.

  Dividends

        Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by the board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for investment.

        We have adopted a dividend reinvestment plan that provides for reinvestment of any distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividend. While we generally use primarily newly issued shares to implement the plan (especially if our shares are trading at a premium to net asset value), we may purchase shares in the open market in connection with our obligations under the plan. In particular, if our shares are trading at a significant enough discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan.

  Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

  New Accounting Pronouncements

        In June 2009, the Financial Accounting Standards Board ("FASB") issued ASC 860 (previously SFAS No. 166, Accounting for Transfer of Financial Assets, which amends the guidance in SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities). It eliminates the qualifying special-purpose entities ("QSPEs") concept, creates more stringent conditions for reporting a transfer of a portion of a financial asset as a sale, clarifies the derecognition criteria, revises how retained interests are initially measured, and removes the guaranteed mortgage securitization recharacterization provisions. ASC 860 requires additional year-end and interim disclosures for public and nonpublic companies that are similar to the disclosures required by FSP FAS 140-4 and FIN 46(R)-8. ASC 860 is effective as of the beginning of a company's first fiscal year that begins after November 15, 2009 (January 1, 2010 for calendar year-end companies), and for subsequent interim and annual reporting periods. ASC 860's disclosure requirements must be applied to transfers that occurred before and after its effective date. Early adoption is prohibited. We are currently evaluating the effect that the provisions of ASC 860 may have on our financial condition and results of operations.

        In June 2009, FASB issued ASC 810 (previously SFAS No. 167, Amendments to FASB Interpretation No. 46(R), which amends the guidance in FASB Interpretation No. ("FIN") 46(R), Consolidation of Variable Interest Entities). It requires reporting entities to evaluate former QSPEs for consolidation, changes the approach to determining the primary beneficiary of a variable interest entity (a "VIE") from a quantitative assessment to a qualitative assessment designed to identify a controlling financial interest, and increases the frequency of required reassessments to determine whether a company is the primary beneficiary of a VIE. It also clarifies, but does not significantly change, the characteristics that identify a VIE. ASC 810 requires additional year-end and interim disclosures for public and non-public companies that are similar to the disclosures required by FSP FAS 140-4 and FIN 46(R)-8, Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities. ASC 810 is effective as of the beginning of a company's first fiscal year that begins after November 15, 2009 (January 1, 2010 for calendar year-end companies), and for subsequent interim and annual reporting periods. All QSPE's and entities currently subject to FIN 46(R) will need to be reevaluated under the amended consolidation requirements as of the beginning of the first annual reporting period that begins after November 15, 2009. Early adoption is prohibited. We are currently evaluating the effect that the provisions of ASC 810 may have on our financial condition and results of operations.

        In June 2009, FASB issued ASC 2005, (previously SFAS NO. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles ("GAAP")—a replacement of FASB Statement No. 162 ("Codification")). This Codification will become the source of authoritative U.S. GAAP recognized by FASB to be applied by nongovernmental entities. Once the Codification is in effect, all of its content will carry the same level of authority, effectively superseding SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles. In other words, the GAAP hierarchy will be modified to include only two levels of GAAP: authoritative and nonauthoritative. The Codification is not intended to change GAAP, but it will change the way GAAP is organized and presented. The Codification is effective for financial statements issued for interim and annual periods ending after September 15, 2009. In order to ease the transition to the Codification, the Company has provided the Codification cross-reference alongside the references to the standards issued and adopted prior to the adoption of the Codification.

3.     AGREEMENTS

  Investment Advisory and Management Agreement

        The Company is party to an investment advisory and management agreement (the "investment advisory and management agreement") with Ares Capital Management. Subject to the overall supervision of our board of directors, Ares Capital Management provides investment advisory services to the Company. For providing these services, Ares Capital Management receives a fee from us, consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.5% based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

        The incentive fee has two parts. One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities, accrued income that we have not yet received in cash. The investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued interest that we never actually receive.

        Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and/or unrealized capital losses. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 2.00% per quarter. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

        We pay the investment adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.50% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.50%) as the "catch-up" provision. The "catch-up" is meant to provide our investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.50% in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.50% in any calendar quarter.

        These calculations are adjusted for any share issuances or repurchases during the quarter.

        The second part of the incentive fee, the "Capital Gains Fee", is determined and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory and management agreement, as of the termination date), and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains, in each case calculated from October 8, 2004. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20.0% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

        The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.

        The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Company's portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

        The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company's portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

        We defer cash payment of any incentive fee otherwise earned by the investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to the stockholders of the Company and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 8.0% of our net assets at the beginning of such period. These calculations were appropriately pro rated during the first three calendar quarters following October 8, 2004 and are adjusted for any share issuances or repurchases.

        For the three and nine months ended September 30, 2009, we incurred $7,508 and $22,502, respectively, in base management fees and $8,227 and $23,764, respectively, in incentive management fees related to pre-incentive fee net investment income. For the three and nine months ended September 30, 2009, we accrued no incentive management fees related to realized capital gains. As of September 30, 2009, $56,527 was unpaid and included in management and incentive fees payable in the accompanying consolidated balance sheet. Included in this $56,527 was $49,019 in incentive management fees related to the fifteen months ended September 30, 2009 that have been deferred pursuant to the investment advisory and management agreement.

        For the three and nine months ended September 30, 2008, we incurred $7,963 and $22,729, respectively, in base management fees and $8,205 and $23,713, respectively, in incentive management fees related to pre-incentive fee net investment income. For the three and nine months ended September 30, 2008, we accrued no incentive management fees related to net realized capital gains.

  Administration Agreement

        We are also party to a separate administration agreement, the "administration agreement," with our administrator, Ares Administration. Our board of directors approved the continuation of our administration agreement on May 4, 2009, which extended the term of the agreement until June 1, 2010. Pursuant to the administration agreement, Ares Administration furnishes us with office equipment and clerical, bookkeeping and record keeping services. Under the administration agreement, Ares Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Ares Administration assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the administration agreement, Ares Administration also provides, on our behalf, managerial assistance to those portfolio companies to which we are required to provide such assistance. Payments under the administration agreement are equal to an amount based upon our allocable portion of Ares Administration's overhead in performing its obligations under the administration agreement, including our allocable portion of the cost of our officers (including our chief compliance officer, chief financial officer, secretary and treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60-days' written notice to the other party.

        For the three and nine months ended September 30, 2009, we incurred $809 and $2,905, respectively, in administrative fees. As of September 30, 2009, $809 was unpaid and included in accounts payable and accrued expenses in the accompanying consolidated balance sheet.

        For the three and nine months ended September 30, 2008, we incurred $802 and $1,702, respectively, in administrative fees.

4.     EARNINGS PER SHARE

        The following information sets forth the computations of basic and diluted net increase in stockholders' equity per share resulting from the operations for the three and nine months ended September 30, 2009:

	Three months ended September 30, 2009	Nine months ended September 30, 2009
Numerator for basic and diluted net increase in stockholders' equity resulting from operations per share:	$63,276	$133,063
Denominator for basic and diluted net increase in stockholders' equity resulting from operations per share:	102,831,909	99,066,652
Basic and diluted net increase in stockholders' equity resulting from operations per share:	$0.62	$1.34

        The following information sets forth the computations of basic and diluted net increase in stockholders' equity per share resulting from operations for the three and nine months ended September 30, 2008:

	Three months ended September 30, 2008	Nine months ended September 30, 2008
Numerator for basic and diluted net increase in stockholders' equity resulting from operations per share:	$(41,393)	$(28,955)
Denominator for basic and diluted net increase in stockholders' equity resulting from operations per share:	97,152,820	87,152,501
Basic and diluted net increase in stockholders' equity resulting from operations per share:	$(0.43)	$(0.33)

        In accordance with ASC 260-10 (previously SFAS No. 128, Earnings per Share), the weighted average shares of common stock outstanding used in computing basic and diluted net increase in stockholders' equity resulting from operations per share for the three and nine months ended September 30, 2008 has been adjusted retroactively by a factor of 1.02% to recognize the bonus element associated with rights to acquire shares of common stock that we issued to stockholders of record as of March 24, 2008 in connection with a transferable rights offering.

5.     INVESTMENTS

        Under the Investment Company Act, we are required to separately identify non-controlled investments where we own more than 5% of a portfolio company's outstanding voting securities as "affiliated companies." In addition, under the Investment Company Act, we are required to separately identify investments where we own more than 25% of a portfolio company's outstanding voting securities as "control affiliated companies." We had no existing control relationship with any of the portfolio companies identified as "affiliated companies" or "control affiliated companies" prior to making the indicated investment.

        For the three months ended September 30, 2009, the Company funded $49.4 million aggregate principal amount of senior term debt and $16.4 million of investments in equity securities.

        In addition, for the three months ended September 30, 2009, $26.5 million aggregate principal amount of senior term debt was redeemed. Additionally, $17.0 million aggregate principal amount of senior term debt, $43.5 million of senior subordinated debt and $18.9 million of equity were sold.

        As of September 30, 2009, investments and cash and cash equivalents consisted of the following:

	Amortized Cost	Fair Value
Cash and cash equivalents	$61,469	$61,469
Senior term debt	1,152,456	1,058,988
Senior subordinated debt	722,424	606,365
Equity securities	314,576	251,458
Collateralized loan obligations	55,681	50,913

Total	$2,306,606	$2,029,193

        As of December 31, 2008, investments and cash and cash equivalents consisted of the following:

	Amortized Cost	Fair Value
Cash and cash equivalents	$89,383	$89,383
Senior term debt	1,165,460	1,055,089
Senior subordinated debt	737,072	619,491
Equity securities	309,061	247,997
Collateralized loan obligations	56,000	50,400

Total	$2,356,976	$2,062,360

        The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums on debt using the effective interest method.

        The industrial and geographic compositions of our portfolio at fair value at September 30, 2009 and December 31, 2008 were as follows:

	September 30, 2009	December 31, 2008
Industry
Health Care	19.5%	20.2%
Education	9.6	11.1
Beverage/Food/Tobacco	8.7	7.8
Restaurants and Food Services	8.6	8.1
Other Services	7.5	7.4
Financial	7.5	7.0
Business Services	6.8	6.7
Retail	5.8	5.7
Manufacturing	4.6	3.8
Computers/Electronics	3.3	1.2
Printing/Publishing/Media	3.1	3.8
Aerospace and Defense	3.1	3.0
Consumer Products	3.0	3.0
Telecommunications	2.2	2.0
Environmental Services	1.9	4.1
Cargo Transport	1.5	1.4
Health Clubs	1.2	1.2
Containers/Packaging	1.1	1.4
Grocery	1.0	1.0
Homebuilding	0.0	0.1

Total	100.0%	100.0%

	September 30, 2009	December 31, 2008
Geographic Region
Mid-Atlantic	22.5%	21.0%
Midwest	21.9	20.6
Southeast	20.6	22.2
West	18.2	18.3
International	13.1	14.1
Northeast	3.7	3.8

Total	100.0%	100.0%

6.     COMMITMENTS AND CONTINGENCIES

        As of September 30, 2009 and December 31, 2008, the Company had the following commitments to fund various revolving senior secured and subordinated loans:

	September 30, 2009	December 31, 2008
Total revolving commitments	$295,400	$419,000
Less: funded commitments	(90,400)	(139,600)

Total unfunded commitments	205,000	279,400
Less: commitments substantially at discretion of the Company	(10,000)	(32,400)
Less: unavailable commitments due to borrowing base or other covenant restriction	(89,000)	(64,500)

Total net adjusted unfunded revolving commitments	$106,000	$182,500

        Of the total commitments as of September 30, 2009, $174,200 extend beyond the maturity date of our Revolving Credit Facility (as defined in Note 7). Additionally, $104,400 of the total commitments, or $6,500 of the net adjusted unfunded commitments, are scheduled to expire in 2009. Included within the total commitments as of September 30, 2009 are commitments to issue up to $24,300 in standby letters of credit through a financial intermediary on behalf of certain portfolio companies. Under these arrangements, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. As of September 30, 2009, the Company had $21,400 in standby letters of credit issued and outstanding on behalf of the portfolio companies, of which no amounts were recorded as a liability on the balance sheet as they are considered in the valuation of the investments in the portfolio company. Of these letters of credit, $400 expire on January 31, 2010, $200 expire on February 28, 2010, $3,700 expire on March 31, 2010, $8,100 expire on July 31, 2010 and $9,000 expire on September 30, 2010. These letters of credit may be extended under substantially similar terms for additional one-year terms at the Company's option until the Revolving Credit Facility, under which the letters of credit were issued, matures on December 28, 2010.

        As of September 30, 2009 and December 31, 2008, the Company was subject to subscription agreements to fund equity investments in private equity investment partnerships, substantially all at the discretion of the Company, as follows:

	September 30, 2009	December 31, 2008
Total private equity commitments	$428,300	$428,300
Total unfunded private equity commitments	$419,100	$423,600

7.     BORROWINGS

        In accordance with the Investment Company Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the Investment Company Act, is at least 200% after such borrowing. As of September 30, 2009, our asset coverage for borrowed amounts was 259%.

        Our debt obligations consisted of the following as of September 30, 2009 and December 31, 2008:

	September 30, 2009		December 31, 2008
	Outstanding	Total Available(1)	Outstanding	Total Available(1)
CP Funding Facility	$223,027	$223,027	$114,300	$350,000
Revolving Credit Facility	271,091	525,000	480,486	510,000
CP Funding II Facility	—	200,000	—	—
Debt Securitization	273,753	273,753	314,000	314,000

	$767,871	$1,221,780	$908,786	$1,174,000

(1)
Subject to borrowing base and leverage restrictions.

        The weighted average interest rate of all our debt obligations as of September 30, 2009 and December 31, 2008 was 2.02% and 3.03%, respectively.

  CP Funding Facility

        In October 2004, we formed Ares Capital CP Funding LLC ("Ares Capital CP"), a wholly owned subsidiary of the Company, through which we established a revolving facility, referred to as the "CP Funding Facility," that, as amended, allowed Ares Capital CP to issue up to $350,000 of variable funding certificates ("VFC"). On May 7, 2009, the Company and Ares Capital CP entered into an amendment that, among other things, converted the CP Funding Facility from a revolving facility to an amortizing facility, extended the maturity from July 21, 2009 to May 7, 2012, reduced the availability from $350,000 to $225,000 (with a reduction in the outstanding balance required by each of December 31, 2010 and December 31, 2011) and decreased the advance rates applicable to certain types of eligible loans. In addition, the interest rate charged on the CP Funding Facility was increased from the commercial paper rate plus 2.50% to the commercial paper, Eurodollar or adjusted Eurodollar rate, as applicable, plus 3.50% and the commitment fee requirement was removed. The Company also paid a renewal fee of 1.25% of the total facility amount, or $2,813. As of September 30, 2009, there was $223,027 outstanding under the CP Funding Facility and the Company continues to be in compliance with all of the limitations and requirements of the CP Funding Facility. As of December 31, 2008, there was $114,300 outstanding under the CP Funding Facility.

        The CP Funding Facility is secured by all of the assets held by Ares Capital CP, which as of September 30, 2009 consisted of 36 investments.

        The interest charged on the VFC is payable quarterly and is based on either the commercial paper, Eurodollar or adjusted Eurodollar rate. As of September 30, 2009, the rate in effect was one month LIBOR, which was 0.25%. As of December 31, 2008, the rate in effect was the commercial paper rate which was 2.3271%. For the three and nine months ended September 30, 2009, the average interest rates (i.e. rate in effect plus the spread) were 3.77% and 3.62%, respectively. For the three and nine months ended September 30, 2009, the average outstanding balances were $223,345 and $165,172, respectively. For the three and nine months ended September 30, 2008, the average interest rates (i.e. rate in effect plus the spread) were 4.98% and 4.55%, respectively. For the three and nine months ended September 30, 2008, the average outstanding balances were $65,058 and $82,370, respectively.

        For the three and nine months ended September 30, 2009, the interest expense incurred on the CP Funding Facility was $2,151 and $4,632, respectively. For the three and nine months ended September 30, 2008, the interest expense incurred on the CP Funding Facility was $1,105 and $2,429, respectively. Cash paid for interest expense during the nine months ended September 30, 2009 and 2008 was $4,349 and $2,653, respectively.

        Prior to May 7, 2009, the Company was required to pay a commitment fee for any unused portion of the CP Funding Facility equal to 0.5% per annum for any unused portion of the CP Funding Facility. Prior to July 22, 2008, the commitment fee was 0.125% per annum calculated based on an amount equal to $200,000 less the borrowings outstanding under the CP Funding Facility. For the three and nine months ended September 30, 2009, the commitment fees incurred on the CP Funding Facility were $0 and $444, respectively. For the three and nine months ended September 30, 2008, the commitment fees incurred on the CP Funding Facility were $260 and $351, respectively.

  Revolving Credit Facility

        In December 2005, we entered into a senior secured revolving credit facility referred to as "Revolving Credit Facility", under which, as amended, the lenders have agreed to extend credit to the Company in an aggregate principal amount not exceeding $525,000 at any one time outstanding. The Revolving Credit Facility expires on December 28, 2010 and with certain exceptions is secured by substantially all of the assets in our portfolio (other than investments held by Ares Capital CP under the CP Funding Facility and those held as a part of the Debt Securitization, discussed below) which as of September 30, 2009 consisted of 167 investments.

        The Revolving Credit Facility also includes an "accordion" feature that allows us to increase the size of the Revolving Credit Facility to a maximum of $765,000 under certain circumstances. The Revolving Credit Facility also includes usual and customary events of default for senior secured revolving credit facilities of this nature. As of September 30, 2009, there was $271,091 outstanding under the Revolving Credit Facility and the Company continues to be in compliance with all of the limitations and requirements of the Revolving Credit Facility. As of December 31, 2008, there was $480,486 outstanding under the Revolving Credit Facility.

        The interest charged under the Revolving Credit Facility is generally based on LIBOR (one, two, three or six month) plus 1.00%. As of September 30, 2009, the one, two, three and six month LIBOR were 0.25%, 0.25%, 0.29% and 0.63%, respectively. As of December 31, 2008, the one, two, three and six month LIBOR were 0.44%, 1.10%, 1.43% and 1.75%, respectively. For the three and nine months ended September 30, 2009, the average interest rate was 1.95% and 2.13%, respectively, the average outstanding balance was $328,600 and $414,121, respectively, and the interest expense incurred was $1,605 and $6,617, respectively. For the three and nine months ended September 30, 2008, the average interest rate was 3.77% and 4.28%, respectively, the average outstanding balance was $485,497 and $413,387, respectively, and the interest expense incurred was $2,595 and $6,534, respectively. Cash paid for interest expense during the nine months ended September 30, 2009 and 2008 was $7,944 and $13,963, respectively. The Company is also required to pay a commitment fee of 0.20% for any unused portion of the Revolving Credit Facility. For the three and nine months ended September 30, 2009, the commitment fee incurred was $90 and $133, respectively. For the three and nine months ended September 30, 2008, the commitment fee incurred was $179 and $436, respectively.

        The amount available for borrowing under the Revolving Credit Facility is reduced by any standby letters of credit issued through the Revolving Credit Facility. As of September 30, 2009 and December 31, 2008, the Company had $21,900 and $16,700, respectively, in standby letters of credit issued through the Revolving Credit Facility.

        As of September 30, 2009, the Company had a non-U.S. borrowing on the Revolving Credit Facility denominated in Canadian dollars. As of September 30, 2009 and December 31, 2008, unrealized appreciation on this borrowing was $1,759 and $3,365, respectively.

  CP Funding II Facility

        On July 21, 2009, we entered into an agreement with Wachovia Bank N.A. ("Wachovia") to establish a new revolving facility (the "CP Funding II Facility") whereby Wachovia agreed to extend credit to us in an aggregate principal amount not exceeding $200,000 at any one time outstanding. The CP Funding II Facility is scheduled to expire on July 21, 2012 (plus two one-year extension options, subject to mutual consent) and the interest charged on the CP Funding II Facility is based on LIBOR plus 4.00%. As of September 30, 2009, there were no amounts outstanding on the CP Funding II Facility. For the three and nine months ended September 30, 2009, there was no interest expense incurred. We are also required to pay a commitment fee on any unused portion of the CP Funding II Facility of between 0.50% and 2.50% depending on the usage level and paid a structuring fee of 1.5% of the total facility amount, or $3,000. For the three and nine months ended September 30, 2009, the commitment fee incurred was $200.

  Debt Securitization

        In July 2006, through our wholly owned subsidiary, ARCC CLO 2006 LLC ("ARCC CLO"), we completed a $400,000 debt securitization (the "Debt Securitization") and issued approximately $314,000 principal amount of asset-backed notes (including $50,000 of revolving notes, all of which were drawn down as of September 30, 2009) (the "CLO Notes") to third parties that were secured by a pool of middle market loans that have been purchased or originated by the Company. The CLO Notes are included in the September 30, 2009 consolidated balance sheet. We retained approximately $86,000 of aggregate principal amount of certain BBB and non-rated securities in the Debt Securitization (the "Retained Notes"). During the nine months ended September 30, 2009, we repurchased, in several open market transactions, $34,790 of CLO Notes consisting of $14,000 of the Class B and $20,790 of the Class C notes for a total purchase price of $8,247. As a result of these purchases, we recognized a $26,543 gain on the extinguishment of debt and as of September 30, 2009, we held an aggregate principal amount of $120,790 of CLO Notes, in total. The CLO Notes mature on December 20, 2019, and, as of September 30, 2009, there is $273,753 outstanding under the Debt Securitization (excluding the Retained Notes). The blended pricing of the CLO Notes, excluding fees, is approximately 3-month LIBOR plus 27 basis points.

        The classes, amounts, ratings and interest rates (expressed as a spread to 3-month LIBOR) of the CLO Notes are as follows:

Class	Amount		Rating (S&P/Moody's)	LIBOR Spread (basis points)
A-1A	$73,157		AAA/Aaa	25
A-1A VFN	48,772	(1)	AAA/Aaa	28
A-1B	14,000		AAA/Aa2	37
A-2A	72,614		AAA/Aaa	22
A-2B	33,000		AAA/Aa1	35
B	9,000		AA/A1	43
C	23,210		A/Baa3	70

Total	$273,753

(1)
Revolving class, all of which was drawn as of September 30, 2009.

        As of September 30, 2009, there were 54 investments securing the notes. The interest charged under the Debt Securitization is based on 3-month LIBOR, which as of September 30, 2009 was 0.29% and as of December 31, 2008 was 1.43%. For the three and nine months ended September 30, 2009, the effective average interest rate was 1.04% and 1.44%, respectively, the average outstanding balance was $278,617 and $285,924, respectively, and the interest expense incurred was $726 and $3,082, respectively. For the three and nine months ended September 30, 2008, the effective average interest rate was 3.30% and 3.77%, respectively, and the interest expense incurred was $2,612 and $8,877, respectively. Cash paid for interest expense during the nine months ended September 30, 2009 and

2008 was $3,210 and $9,068, respectively. The Company is also required to pay a commitment fee of 0.175% for any unused portion of the Class A-1A VFN Notes. There were no commitment fees incurred for the three and nine months ended September 30, 2009 and 2008 on these notes.

8.     FAIR VALUE OF FINANCIAL INSTRUMENTS

        Effective January 1, 2008, the company adopted ASC 825-10 (previously SFAS No. 159, the Fair Value Option for Financial Assets and Liabilities), which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Company has not elected the ASC 25-10 option to report selected financial assets and liabilities at fair value. As a result, with the exception of the line items entitled "other assets" and "debt," which are reported at cost, all assets and liabilities approximate fair value on the balance sheet. The carrying value of the line items entitled "interest receivable," "receivable for open trades," "payable for open trades," "accounts payable and accrued expenses," "management and incentive fees payable" and "interest and facility fees payable" approximate fair value due to their short maturity.

        Effective January 1, 2008, the Company adopted ASC 820-10 (previously SFAS No. 157, Fair Value Measurements), which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Company to assume that the portfolio investment is sold in a principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        In addition to using the above inputs in investment valuations, we continue to employ the valuation policy approved by our board of directors that is consistent with ASC 820-10 (see Note 2). Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. Our valuation policy considers the fact that because there is not a readily available market value for most of the investments in our portfolio, the fair value of the investments must typically be determined using unobservable inputs.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which we have recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than would be realized based on the valuations currently assigned.

        The following table presents fair value measurements of cash and cash equivalents and investments as of September 30, 2009:

		Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$61,469	$61,469	$—	$—
Investments	$1,967,724	$—	$27,904	$1,939,820

        The following tables present changes in investments that use Level 3 inputs for the three and nine months ended September 30, 2009:

Three months ended September 30, 2009
Balance as of June 30, 2009	$1,936,436
Net realized and unrealized gains (losses)	28,501
Net purchases, sales or redemptions	(25,117)
Net transfers in and/or out of Level 3	—

Balance as of September 30, 2009	$1,939,820

Nine months ended September 30, 2009
Balance as of December 31, 2008	$1,862,462
Net realized and unrealized gains (losses)	9,070
Net purchases, sales or redemptions	(17,212)
Net transfers in and/or out of Level 3	85,500

Balance as of September 30, 2009	$1,939,820

        As of September 30, 2009, the net unrealized loss on the investments that use Level 3 inputs was $270,141.

        Following are the carrying and fair values of our debt instruments as of September 30, 2009 and December 31, 2008. Fair value is estimated by discounting remaining payment using applicable current market rates which take into account changes in the Company's marketplace credit ratings.

	September 30, 2009		December 31, 2008
	Carrying Value	Fair Value	Carrying Value	Fair Value
Revolving Credit Facility	$271,091	$263,000	$480,486	$462,000
CP Funding Facility	223,027	223,027	114,300	113,000
CP Funding II Facility	—	—	—	—
Debt Securitization	273,753	207,000	314,000	148,000

	$767,871	$693,027	$908,786	$723,000

9.     RELATED PARTY TRANSACTIONS

        In accordance with the investment advisory and management agreement, we bear all costs and expenses of the operation of the Company and reimburse the investment adviser for all such costs and expenses incurred in the operation of the Company. For the three and nine months ended September 30, 2009, the investment adviser incurred such expenses totaling $456 and $1,400, respectively. For the three and nine months ended September 30, 2008, the investment adviser incurred such expenses totaling $442 and $1,448, respectively. As of September 30, 2009, $168 was unpaid and included in accounts payable and accrued expenses in the accompanying consolidated balance sheet.

        We rent office space directly from a third party pursuant to a lease that expires on February 27, 2011. In addition, we have entered into a sublease agreement with Ares Management whereby Ares Management subleases approximately 25% of certain office space for a fixed rent equal to 25% of the basic annual rent payable by us under this lease, plus certain additional costs and expenses. For the three and nine months ended September 30, 2009, such amounts payable to the Company totaled $67 and $201, respectively. For the three and nine months ended September 30, 2008, such amounts payable to the Company totaled $51 and $171, respectively. As of September 30, 2009, there were no unpaid amounts.

        As of September 30, 2009, Ares Investments, an affiliate of Ares Management (the sole member of our investment adviser) owned 2,859,882 shares of the Company's common stock representing approximately 2.6% of the total shares outstanding as of September 30, 2009.

        See Notes 3 and 10 for descriptions of other related party transactions.

10.   IVY HILL FUNDS

        On November 19, 2007, we established a middle market credit fund, Ivy Hill Middle Market Credit Fund, Ltd. ("Ivy Hill I"), which is managed by our affiliate, Ivy Hill Asset Management, L.P. ("IHAM"). IHAM receives a 0.50% management fee on the average total assets of Ivy Hill I as compensation for managing this fund. As of September 30, 2009, the total assets of Ivy Hill I were approximately $372,000. For the three and nine months ended September 30, 2009, the Company earned $17 and $900, respectively, in management fees. For the three and nine months ended September 30, 2008, the Company earned $412 and $992, respectively, in management fees. Ivy Hill I primarily invests in first and second lien bank debt of middle market companies. Ivy Hill I was initially funded with $404,000 of capital, including a $56,000 investment by the Company consisting of $40,000 of Class B notes and $16,000 of subordinated notes. For the three and nine months ended September 30, 2009, the Company earned $1,402 and $4,424, respectively, from its investments in Ivy Hill I. For the three and nine months ended September 30, 2008, the Company earned $1,652 and $4,043, respectively, from its investments in Ivy Hill I.

        Ivy Hill I purchased investments from the Company of $5,000 and $17,980 during the three and nine months ended September 30, 2009, respectively, and may from time to time buy additional investments from the Company. There was a loss of $20 recognized by the Company on these transactions.

        On November 5, 2008, the Company established a second middle market credit fund, Ivy Hill Middle Market Credit Fund II, Ltd. ("Ivy Hill II" and, together with Ivy Hill I, the "Ivy Hill Funds"), which is also managed by IHAM. IHAM receives a 0.50% management fee on the average total assets of Ivy Hill II as compensation for managing this fund. Ivy Hill II primarily invests in second lien and subordinated bank debt of middle market companies. Ivy Hill II was established with an initial commitment of $250,000 of subordinated notes, of which $125,000 has been funded, and may grow over time with leverage. Ivy Hill II purchased $27,500 of investments from the Company during the nine months ended September 30, 2009. The Company recorded a loss of $1,388 on these transactions. As of September 30, 2009, the total assets of Ivy Hill II were approximately $144,000. For the three and nine months ended September 30, 2009, the Company earned $12 and $365, respectively, in management fees.

        Our affiliate, IHAM, is party to a separate services agreement, referred to herein as the "services agreement," with Ares Capital Management. Pursuant to the services agreement, Ares Capital Management provides IHAM with office facilities, equipment, clerical, bookkeeping and record keeping services, services of investment professionals and others to perform investment advisory, research and related services, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the services agreement, IHAM will reimburse Ares Capital Management for all of the costs associated with such services, including Ares Capital Management's allocable portion of overhead and the cost of its officers and respective staff in performing its obligations under the services agreement. The services agreement may be terminated by either party without penalty upon 60-days' written notice to the other party. For the three and nine months ended September 30, 2009, IHAM incurred such expenses payable to the investment adviser of $0 and $538, respectively. No such expenses were payable for the three and nine months ended September 30, 2008.

        In June 2009, because of a shift in activity from being primarily a manager with no dedicated employees and of funds in which the Company has invested debt and equity, to a manager with individuals dedicated to managing an increasing number of third party funds for which the Company has limited or no investment, we concluded that GAAP requires the financial results of IHAM to be reported as a portfolio company in our schedule of investments rather than as a consolidated subsidiary in the Company's financial results. The Company made an initial equity investment of $3,816 into IHAM in June 2009.

        For the three months ended September 30, 2009, the Company received a $2,240 distribution from IHAM consisting of $1,510 of dividend income and a $730 return of the Company's investment which resulted in a $494 realized gain. As of September 30, 2009, the Company had an unrealized gain of $7,501 on its investment in IHAM.

11.   DERIVATIVE INSTRUMENTS

        In October 2008, we entered into a two-year interest rate swap agreement to mitigate our exposure to adverse fluctuations in interest rates for a total notional amount of $75 million. Under the interest rate swap agreement, we will pay a fixed interest rate of 2.985% and receive a floating rate based on the prevailing three-month LIBOR. As of September 30, 2009 and December 31, 2008, the 3-month LIBOR was 0.29% and 1.43%, respectively. For the three and nine months ended September 30, 2009, we recognized $20 in unrealized depreciation and $101 in unrealized appreciation related to this swap agreement. As of September 30, 2009 and December 31, 2008, this swap agreement had a fair value of

$(2,063) and $(2,164), respectively, which is included in the "accounts payable and other liabilities" in the accompanying consolidated balance sheet.

12.   STOCKHOLDERS' EQUITY

        On August 19, 2009, we completed a public add-on equity offering (the "August Add-on Offering") of 12,439,908 shares of common stock (including 1,439,908 shares purchased pursuant to the underwriters' over-allotment option) at a price of $9.25 per share, less an underwriting discount totaling approximately $0.42 per share. The shares were offered at a discount from the then most recently determined net asset value per share of $11.21 pursuant to authority granted by our common stockholders at the annual meeting of stockholders held on May 4, 2009. Total proceeds received from the August Add-on Offering, net of underwriters' discount and offering costs, were approximately $109.1 million.

        The following table summarizes the total shares issued and proceeds we received net of underwriter, dealer manager and offering costs for the nine months ended September 30, 2009 and 2008 (in millions, except per share data):

	Shares issued	Offering price per share	Proceeds net of dealer manager and offering costs
August 2009 public offering	12.4	$9.25	$109.1

Total for the nine months ended September 30, 2009	12.4		$109.1
April 2008 public offering	24.2	$11.00	$259.8

Total for the nine months ended September 30, 2008	24.2		$259.8

13.   DIVIDENDS

        The following table summarizes our dividends declared during the nine months ended September 30, 2009 and 2008 (in millions, except per share data):

Date Declared	Record Date	Payment Date	Amount Per Share	Total Amount
August 6, 2009	September 15, 2009	September 30, 2009	$0.35	$38.4
May 7, 2009	June 15, 2009	June 30, 2009	$0.35	$34.1
March 2, 2009	March 16, 2009	March 31, 2009	$0.42	$40.8

Total declared for the nine months ended September 30, 2009			$1.12	$113.3
August 7, 2008	September 15, 2008	September 30, 2008	$0.42	$40.8
May 8, 2008	June 16, 2008	June 30, 2008	$0.42	$40.8
February 28, 2008	March 17, 2008	March 31, 2008	$0.42	$30.5

Total declared for the nine months ended September 30, 2008			$1.26	$112.1

        During the nine months ended September 30, 2009, as part of the Company's dividend reinvestment plan for our common stockholders, we purchased 1,500,841 shares of our common stock at an average price of $6.86 in the open market in order to satisfy part of the reinvestment portion of our dividends.

14.   FINANCIAL HIGHLIGHTS

        The following is a schedule of financial highlights for the nine months ended September 30, 2009 and 2008:

	For the nine months ended
Per Share Data:	September 30, 2009	September 30, 2008
Net asset value, beginning of period(1)	$11.27	$15.47
Issuance of common stock	(0.28)	(1.19)
Effect of antidilution	(0.04)	0.14
Net investment income for period(2)	0.96	1.09
Net realized and unrealized gains for period(2)	0.38	(1.42)

Net increase (decrease) in stockholders' equity	1.34	(0.33)
Distributions from net investment income	(1.00)	(1.24)
Distributions from net realized capital gains on securities	(0.13)	(0.02)

Total distributions to stockholders	(1.13)	(1.26)

Net asset value at end of period(1)	$11.16	$12.83

Per share market value at end of period	$11.02	$10.43
Total return based on market value(3)	91.94%	(20.10)%
Total return based on net asset value(4)	12.02%	(2.25)%
Shares outstanding at end of period	109,592,728	97,152,820
Ratio/Supplemental Data:
Net assets at end of period	$1,222,591	$1,246,182
Ratio of operating expenses to average net assets(5)(6)	9.72%	8.80%
Ratio of net investment income to average net assets(5)(7)	11.49%	10.00%
Portfolio turnover rate(5)	15%	26%

(1)
The net assets used equals the total stockholders' equity on the consolidated balance sheets.

(2)
Weighted average basic per share data.

(3)
For the nine months ended September 30, 2009, the total return based on market value equals the decrease of the ending market value at September 30, 2009 of $11.02 per share over the ending market value at December 31, 2008 of $6.33 per share, plus the declared dividends of $1.12 per share for the nine months ended September 30, 2009, divided by the market value at December 31, 2008. For the nine months ended September 30, 2008, the total return based on market value equals the decrease of the ending market value at September 30, 2008 of $10.43 per share over the ending market value at December 31, 2007 of $14.63 per share, plus the declared dividends of $1.26 per share for the nine months ended September 30, 2008, divided by the market value at December 31, 2007. Total return based on market value is not annualized. The Company's shares fluctuate in value. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(4)
For the nine months ended September 30, 2009, the total return based on net asset value equals the change in net asset value during the period plus the declared dividends of $1.12 per share for the nine months ended September 30, 2009, divided by the beginning net asset value during the period. For the nine months ended September 30, 2008, the total return based on net asset value equals the change in net asset value during the period plus the declared dividends of $1.26 per share for the nine months ended September 30, 2008, divided by the beginning net asset value during the period. These calculations are adjusted for shares issued in connection with the dividend reinvestment plan and the issuance of common stock in connection with any equity offerings. Total return based on net asset value is not annualized. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(5)
The ratios reflect an annualized amount.

(6)
For the nine months ended September 30, 2009, the ratio of operating expenses to average net assets consisted of 2.72% of base management fees, 2.87% of incentive management fees, 2.25% of the cost of borrowing and other operating expenses of 1.88%. For the nine months ended September 30, 2008, the ratio of operating expenses to average net assets consisted of 2.40% of base management fees, 2.51% of incentive management fees, 2.81% of the cost of borrowing and other operating expenses of 1.08%. These ratios reflect annualized amounts.

(7)
The ratio of net investment income to average net assets excludes income taxes related to realized gains.

15.   SUBSEQUENT EVENTS

        On October 26, 2009, we entered into a definitive agreement to acquire Allied Capital Corporation ("Allied Capital") in an all stock transaction (the "Allied Acquisition") valued at $648 million, or approximately $3.47 per Allied Capital share as of October 23, 2009. The boards of directors of both companies have each unanimously approved the Allied Acquisition.

        Under the terms of the transaction, each Allied Capital stockholder will be entitled to receive 0.325 shares of our common stock for each share of Allied Capital common stock then owned by such stockholder. In connection with the Allied Acquisition, approximately 58.3 million shares of Ares Capital common stock (not including the effect of outstanding in-the money options) will be issued to Allied Capital's existing stockholders, thereby resulting in existing Ares Capital stockholders owning approximately 65% of the combined company and existing Allied Capital stockholders owning approximately 35% of the combined company. Consummation of the Allied Acquisition is subject to Allied Capital stockholder approval, Ares Capital stockholder approval, customary regulatory approvals, certain Ares Capital and Allied Capital lender consents and other closing conditions. The transaction is expected to close by the end of the first quarter of 2010. However, there can be no assurance that the Allied Acquisition will be consummated within this time frame, or at all.

        In a separate transaction, on October 30, 2009, we completed our acquisition of Allied Capital's interests in the Senior Secured Loan Fund LLC (the "SL Fund," formerly known as the Unitranche Fund) for $165 million in cash. The SL Fund was formed in December 2007 to invest in "unitranche" loans of middle-market companies and has approximately $3.6 billion of committed capital (approximately $350 million of which would be funded by us), approximately $900 million in aggregate principal amount of which is currently funded.

 Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Ares Capital Corporation:

        We have audited the accompanying consolidated balance sheets of Ares Capital Corporation (and subsidiaries) (the Company) as of December 31, 2008 and 2007, including the consolidated schedule of investments as of December 31, 2008 and 2007, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2008. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Ares Capital Corporation (and subsidiaries) as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

        We also have audited, in accordance with the standards of the Public Accounting Oversight Board (United States), Ares Capital Corporation's internal control over financial reporting as of December 31, 2008, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of Treadway Commission, and our report dated March 2, 2009 expressed an unqualified opinion on the effectiveness of Ares Capital Corporation's internal control over financial reporting.

        As explained in note 5, the accompanying consolidated financial statements include investments valued at $ 1.97 billion (180 percent of net assets), whose fair values have been estimated by the Board of Directors and management in the absence of readily determinable fair values. Such estimates are based on financial and other information provided by management of its portfolio companies, pertinent market and industry data, as well as input from independent valuation firms. These investments are valued in accordance with Statement of Financial Accounting Standards No. 157, Fair Value Measurements, (SFAS 157), which requires the Company to assume that the portfolio investments are sold in a principal market to market participants. The Company has considered its principal market as the market in which the Company exits it portfolio investments with the greatest volume and level of activity. SFAS 157 specifies a hierarchy of valuation techniques based on whether the inputs to these valuation techniques are observable or unobservable. $1.86 billion of investments at December 31, 2008 are valued based on unobservable inputs. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate significantly over short periods of time. These determinations of fair value could differ materially from the values that would have been utilized had a ready market for these investments existed.

Los Angeles, California
March 2, 2009

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(dollar amounts in thousands, except per share data)

	As of
	December 31, 2008	December 31, 2007
ASSETS
Investments at fair value (amortized cost of $2,267,593 and $1,795,621, respectively)
Non-controlled/non-affiliate investments	$1,477,492	$1,167,200
Non-controlled affiliate company investments	329,326	430,371
Controlled affiliate company investments	166,159	176,631

Total investments at fair value	1,972,977	1,774,202
Cash and cash equivalents	89,383	21,142
Receivable for open trades	3	1,343
Interest receivable	17,547	23,730
Other assets	11,423	8,988

Total assets	$2,091,333	$1,829,405

LIABILITIES
Debt	$908,786	$681,528
Dividend payable	40,804	—
Management and incentive fees payable	32,989	13,041
Accounts payable and other liabilities	10,006	5,516
Interest and facility fees payable	3,869	4,769

Total liabilities	996,454	704,854

Commitments and contingencies (Note 7)
STOCKHOLDERS' EQUITY
Common stock, par value $.001 per share, 200,000,000 and 100,000,000 common shares authorized, respectively, 97,152,820 and 72,684,090 common shares issued and outstanding, respectively	97	73
Capital in excess of par value	1,395,958	1,136,599
Accumulated undistributed net investment income	(7,637)	7,005
Accumulated net realized gain on sale of investments	(124)	1,471
Net unrealized (depreciation) appreciation on investments	(293,415)	(20,597)

Total stockholders' equity	1,094,879	1,124,551

Total liabilities and stockholders' equity	$2,091,333	$1,829,405

NET ASSETS PER SHARE	$11.27	$15.47

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(dollar amounts in thousands, except per share data)

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
INVESTMENT INCOME:
From non-controlled/non-affiliate company investments:
Interest from investments	$169,519	$135,145	$85,642
Capital structuring service fees	16,421	12,474	14,634
Interest from cash & cash equivalents	1,625	2,946	2,420
Dividend income	1,621	1,880	2,228
Other income	3,244	1,054	552

Total investment income from non-controlled/non-affiliate company investments	192,430	153,499	105,476
From non-controlled affiliate company investments:
Interest from investments	28,532	21,413	11,230
Capital structuring service fees	1,821	2,635	1,384
Dividend income	825	1,224	—
Management fees	750	750	—
Other income	847	381	230

Total investment income from non-controlled affiliate company investments	32,775	26,403	12,844
From controlled affiliate company investments:
Interest from investments	10,420	5,876	1,459
Capital structuring service fees	3,000	2,899	—
Dividend income	133	121	242
Management fees	1,628	45	—
Other income	75	30	—

Total investment income from controlled affiliate company investments	15,256	8,971	1,701

Total investment income	240,461	188,873	120,021

EXPENSES:
Interest and credit facility fees	36,515	36,889	18,584
Base management fees	30,463	23,531	13,646
Incentive management fees	31,748	23,522	19,516
Professional fees	5,990	4,907	3,016
Insurance	1,271	1,081	866
Administrative	2,701	997	953
Depreciation	503	410	259
Directors fees	337	280	250
Interest to the Investment Adviser	—	—	26
Other	3,693	3,133	1,342

Total expenses	113,221	94,750	58,458
NET INVESTMENT INCOME BEFORE INCOME TAXES	127,240	94,123	61,563

Income tax expense, including excise tax	248	(826)	4,931

NET INVESTMENT INCOME	126,992	94,949	56,632

REALIZED AND UNREALIZED NET GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gains (losses):
Non-controlled/non-affiliate company investments	5,200	2,754	27,569
Non-controlled affiliate company investments	1,357	—	47
Controlled affiliate company investment	—	3,808	—
Foreign currency transactions	(186)	(18)	—

Net realized gains	6,371	6,544	27,616
Net unrealized gains (losses):
Non-controlled/non-affiliate company investments	(168,570)	(3,388)	(15,554)
Non-controlled affiliate company investments	(82,457)	(34,497)	1,001
Controlled affiliate company investments	(21,797)	27,231	—
Foreign currency transactions	6	(7)	—

Net unrealized losses	(272,818)	(10,661)	(14,553)
Net realized and unrealized gains (losses) from investments and foreign currencies	(266,447)	(4,117)	13,063

NET (DECREASE) INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$(139,455)	$90,832	$69,695

BASIC AND DILUTED EARNINGS PER COMMON SHARE (see Note 4)	$(1.56)	$1.34	$1.58

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING (see Note 4)	89,666,243	67,676,498	43,978,853

See accompanying notes to consolidated financial statements.

 ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2008
(dollar amounts in thousands, except per unit data)

Company(1)	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Healthcare—Services
American Renal Associates, Inc.	Senior secured loan ($1,443 par due 12/2010)	4.72% (Libor + 3.25%/Q)	12/14/2005	$1,443	$1,399	$0.97	(3)
	Senior secured loan ($180 par due 12/2010)	5.00% (Base Rate + 1.75%/D)	12/14/2005	180	175	$0.97	(3)
	Senior secured loan ($5,705 par due 12/2011)	4.72% (Libor + 3.25%/Q)	12/14/2005	5,705	5,534	$0.97	(3)
	Senior secured loan ($34 par due 12/2011)	5.00% (Base Rate + 1.75%/D)	12/14/2005	34	33	$0.97	(3)
	Senior secured loan ($262 par due 12/2011)	4.72% (Libor + 3.25%/Q)	12/14/2005	262	254	$0.97	(3)
	Senior secured loan ($2,620 par due 12/2011)	7.30% (Libor + 3.25% /Q)	12/14/2005	2,620	2,541	$0.97	(3)

Capella Healthcare, Inc.	Junior secured loan ($70,000 par due 2/2016)	13.00%	2/29/2008	70,000	63,000	$0.90
	Junior secured loan ($25,000 par due 2/2016)	13.00%	2/29/2008	25,000	22,500	$0.90	(2)

CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC(6)	Preferred stock (7,427 shares)	14.00% PIK	6/15/2007	7,427	7,427	$1,000.00	(4)
	Common stock (9,679 shares)		6/15/2007	4,000	5,382	$556.05	(5)
	Common stock (1,546 shares)		6/15/2007	—	—	$—	(5)

DSI Renal, Inc.	Senior subordinated note ($29,589 par due 4/2014)	12.00% Cash, 2.00% PIK	4/4/2006	29,658	21,896	$0.74	(4)
	Senior subordinated note ($26,927 par due 4/2014)	12.00% Cash, 2.00% PIK	4/4/2006	26,971	19,847	$0.73	(2)(4)
	Senior subordinated note ($12,211 par due 4/2014)	12.00% Cash, 2.00% PIK	4/4/2006	12,231	9,036	$0.74	(3)(4)
	Senior secured revolving loan ($142 par due 3/2013)	6.25% (Base Rate + 3.00%/D)	4/4/2006	142	127	$0.89
	Senior secured revolving loan ($3,520 par due 3/2013)	3.47% (Libor + 3.00%/M)	4/4/2006	3,520	3,168	$0.90
	Senior secured revolving loan ($1,120 par due 3/2013)	3.47% (Libor + 3.00%/M)	4/4/2006	1,120	1,008	$0.90
	Senior secured revolving loan ($1,152 par due 3/2013)	4.50% (Libor + 3.00%/Q)	4/4/2006	1,152	1,037	$0.90
	Senior secured revolving loan ($1,600 par due 3/2013)	4.50% (Libor + 3.00%/Q)	4/4/2006	1,600	1,440	$0.90

GG Merger Sub I, Inc.	Senior secured loan ($23,330 par due 12/2014)	7.09% (Libor + 4.00%/S)	12/14/2007	22,426	18,938	$0.81

HCP Acquisition Holdings, LLC(7)	Class A units (8,566,824 units)		6/26/2008	8,567	6,500	$0.76	(5)

Heartland Dental Care, Inc.	Senior subordinated note ($40,217 par due 8/2013)	11.00% Cash, 3.25% PIK	7/31/2008	40,217	40,217	$1.00	(4)

MPBP Holdings, Inc., Cohr Holdings, Inc. and MPBP Acquisition Co., Inc.	Junior secured loan ($20,000 par due 1/2014)	9.19% (Libor + 6.25%/S)	1/31/2007	20,000	7,000	$0.35
	Junior secured loan ($12,000 par due 1/2014)	9.19% (Libor + 6.25%/S)	1/31/2007	12,000	4,200	$0.35	(3)
	Common stock (50,000 shares)		1/31/2007	5,000	—	$—	(5)

MWD Acquisition Sub, Inc.	Junior secured loan ($5,000 par due 5/2012)	8.13% (Libor + 6.25%/M)	5/3/2007	5,000	4,250	$0.85	(3)

Company(1)	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets

OnCURE Medical Corp.	Senior subordinated note ($32,176 par due 8/2013)	11.00% Cash, 1.50% PIK	8/18/2006	32,176	28,935	$0.90	(4)
	Senior secured loan ($3,083 par due 8/2009)	4.75% (Libor + 3.50%/M)	8/18/2006	3,083	3,000	$0.97	(3)
	Common stock (857,143 shares)		8/18/2006	3,000	2,713	$3.17	(5)

Passport Health Communications, Inc., Passport	Senior secured loan ($12,935 par due 5/2014)	10.50% (Libor + 7.50%/S)	5/9/2008	12,935	12,671	$0.98
Holding Corp. and Prism Holding Corp.	Senior secured loan ($11,940 par due 5/2014)	10.50% (Libor + 7.50%/S)	5/9/2008	11,940	11,701	$0.98	(3)
	Series A preferred stock (1,594,457 shares)		7/30/2008	9,900	9,902	$6.21	(5)
	Common stock (16,106 shares)		7/30/2008	100	100	$6.21	(5)

PG Mergersub, Inc.	Senior subordinated loan ($5,000 par due 3/2016)	12.50%	3/12/2008	4,901	4,750	$0.95
	Preferred stock (333 shares)		3/12/2008	333	333	$1,000.00	(5)
	Common stock (16,667 shares)		3/12/2008	167	167	$10.00	(5)

The Schumacher Group of Delaware, Inc.	Senior subordinated loan ($35,849 par due 7/2012)	11.00% Cash, 2.50% PIK	7/18/2008	35,849	35,849	$1.00	(4)

Triad Laboratory Alliance, LLC	Senior subordinated note ($15,354 par due 12/2012)	12.00% Cash, 1.75% PIK	12/21/2005	15,354	14,894	$0.97	(4)
	Senior secured loan ($2,473 par due 12/2011)	4.71% (Libor + 3.25%/Q)	12/21/2005	2,473	2,201	$0.89	(3)

VOTC Acquisition Corp.	Senior secured loan ($3,068 par due 7/2012)	11.00% Cash, 2.00% PIK	6/30/2008	3,068	3,068	$1.00	(4)
	Senior secured loan ($14,000 par due 7/2012)	11.00% Cash, 2.00% PIK	6/30/2008	14,000	14,000	$1.00	(4)
	Series E preferred shares (3,888,222 shares)		7/14/2008	8,749	6,561	$1.69	(5)

				464,303	397,754			36.33%

Beverage, Food and Tobacco
3091779 Nova Scotia Inc.(8)	Junior secured loan (Cdn$14,058 par due 11/2012)	11.50% Cash, 1.50% PIK	11/2/2007	14,904	10,961	$0.74	(4)(12)
	Warrants to purchase 57,545 shares			—	—	$—	(5)

Apple & Eve, LLC and US Juice Partners, LLC(6)	Senior secured revolving loan ($8,000 par due 10/2013)	7.90% (Libor + 6.00%/M)	10/5/2007	8,000	6,400	$0.80
	Senior secured loan ($10,637 par due 10/2013)	6.47% (Libor + 6.00%/M)	10/5/2007	10,637	8,509	$0.80
	Senior secured loan ($19,976 par due 10/2013)	6.47% (Libor + 6.00%/M)	10/5/2007	19,976	15,981	$0.80	(2)
	Senior secured loan ($10,805 par due 10/2013)	6.47% (Libor + 6.00%/M)	10/5/2007	10,805	8,644	$0.80	(3)
	Senior units (50,000 units)		10/5/2007	5,000	2,500	$50.00	(5)

Best Brands Corporation	Senior secured loan ($10,971 par due 12/2012)	10.43% (Libor + 4.50% Cash, 4.50% PIK/M)	2/15/2008	9,501	9,326	$0.86	(4)
	Junior secured loan ($4,319 par due 6/2013)	10.00% Cash, 8.00% PIK	12/14/2006	4,307	3,883	$0.90	(4)
	Junior secured loan ($26,400 par due 6/2013)	10.00% Cash, 8.00% PIK	12/14/2006	26,308	23,729	$0.90	(2)(4)
	Junior secured loan ($12,201 par due 6/2013)	10.00% Cash, 8.00% PIK	12/14/2006	12,164	10,969	$0.90	(3)(4)

Bumble Bee Foods, LLC and BB Co-Invest LP	Senior subordinated loan ($40,706 par due 11/2018)	16.25% (12.00% Cash, 4.25% Optional PIK)	11/18/2008	40,706	40,706	$1.00	(4)
	Common stock (4,000 shares)		11/18/2008	4,000	4,000	$1,000.00	(5)

Company(1)	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets

Charter Baking Company, Inc.	Senior subordinated note ($5,547 par due 2/2013)	12.00% PIK	2/6/2008	5,547	5,547	$1.00	(2)(4)
	Preferred stock (6,258 shares)		9/1/2006	2,500	2,500	$399.49	(5)

OTG Management, Inc.	Junior secured loan ($15,312 par due 6/2013)	18.00% (Libor + 11.00% Cash, 4.00% PIK/M)	6/19/2008	15,312	15,312	$1.00	(4)
	Warrants to purchase up to 9 shares of common stock			—	—	$—	(5)

Vistar Corporation and Wellspring Distribution Corp.	Senior subordinated loan ($48,625 par due 5/2015)	13.50%	5/23/2008	48,625	46,680	$0.96
	Senior subordinated loan ($25,000 par due 5/2015)	13.50%	5/23/2008	25,000	24,000	$0.96	(2)
	Class A non-voting common stock (1,366,120 shares)		5/23/2008	7,500	3,500	$2.56	(5)

				270,792	243,147			22.21%

Education
Campus Management Corp. and Campus Management Acquisition Corp.(6)	Senior secured revolving loan ($2,309 par due 8/2013)	13.00%	2/8/2008	2,309	2,309	$1.00
	Senior secured loan ($19,924 par due 8/2013)	13.00%	2/8/2008	19,924	19,924	$1.00
	Senior secured loan ($25,108 par due 8/2013)	13.00%	2/8/2008	25,108	25,108	$1.00	(2)
	Senior secured loan ($12,019 par due 8/2013)	13.00%	2/8/2008	12,019	12,019	$1.00
	Preferred stock (493,147 shares)	8.00% PIK	2/8/2008	8,952	12,000	$24.33	(4)

ELC Acquisition Corporation	Senior secured loan ($242 par due 11/2012)	5.45% (Libor + 3.25%/Q)	11/30/2006	243	219	$0.90	(3)
	Junior secured loan ($8,333 par due 11/2013)	7.47% (Libor + 7.00%/M)	11/30/2006	8,333	7,500	$0.90	(3)

Instituto de Banca y Comercio, Inc.(8)	Senior secured revolving loan ($1,643 par due 3/2014)	5.00% (Libor + 3.00%/Q)	3/15/2007	1,643	1,643	$1.00
	Senior secured loan ($7,500 par due 3/2014)	8.42% (Libor + 5.00%/Q)	3/15/2007	7,500	7,500	$1.00
	Senior secured loan ($7,266 par due 3/2014)	8.42% (Libor + 5.00%/Q)	3/15/2007	7,266	7,266	$1.00
	Senior secured loan ($4,987 par due 3/2014)	8.42% (Libor + 5.00%/Q)	3/15/2007	4,987	4,987	$1.00	(2)
	Senior secured loan ($11,820 par due 3/2014)	8.42% (Libor + 5.00%/Q)	3/15/2007	11,820	11,820	$1.00	(3)
	Senior subordinated loan ($19,641 par due 6/2014)	10.50% Cash, 3.50% PIK	6/4/2008	19,641	19,641	$1.00	(4)
	Promissory note ($429 par due 9/2015)	6.00%	6/4/2008	429	1,714	$4.00
	Preferred stock (214,286 shares)		6/4/2008	1,018	4,072	$19.00	(5)
	Common stock (214,286 shares)		6/4/2008	54	214	$1.00	(5)

Lakeland Finance, LLC	Senior secured note ($18,000 par due 12/2012)	11.50%	12/13/2005	18,000	16,920	$0.94
	Senior secured note ($15,000 par due 12/2012)	11.50%	12/13/2005	15,000	14,100	$0.94	(2)

Company(1)	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets

R3 Education, Inc. (formerly known as Equinox EIC Partners, LLC and MUA Management Company, Ltd.)(7)(8)	Senior secured revolving loan ($3,850 par due 12/2012)	8.25% (Base Rate + 5.00%/D)	4/3/2007	3,850	3,773	$0.98
	Senior secured revolving loan ($1,250 par due 12/2012)	8.25% (Base Rate + 5.00%/D)	4/3/2007	1,250	1,225	$0.98
	Senior secured loan ($3,024 par due 12/2012)	6.46% (Libor + 6.00%/M)	4/3/2007	3,024	2,963	$0.98	(2)
	Senior secured loan ($14,113 par due 12/2012)	6.46% (Libor + 6.00%/M)	9/21/2007	14,113	13,830	$0.98	(2)
	Senior secured loan ($7,350 par due 12/2012)	9.09% (Libor + 6.00%/S)	4/3/2007	7,350	7,203	$0.98	(3)
	Common membership interest (26.27% interest)		9/21/2007	15,800	20,785		(5)
	Preferred stock (800 shares)			200	200	$250.00	(5)

				209,833	218,935			20.00%

Services—Other
American Residential Services, LLC	Junior secured loan ($20,201 par due 4/2015)	10.00% Cash, 2.00% PIK	4/17/2007	20,201	18,180	$0.90	(2)(4)

Diversified Collection Services, Inc.	Senior secured loan ($11,809 par due 8/2011)	8.50% (Libor + 5.75%/M)	2/2/2005	9,715	11,219	$0.95
	Senior secured loan ($4,203 par due 8/2011)	8.50% (Libor + 5.75%/M)	2/2/2005	4,209	3,993	$0.95	(3)
	Senior secured loan ($1,837 par due 2/2011)	11.25% (Libor + 8.50%/M)	2/2/2005	1,837	1,653	$0.90	(2)
	Senior secured loan ($7,125 par due 8/2011)	11.25% (Libor + 8.50%/M)	2/2/2005	7,125	6,412	$0.90	(3)
	Preferred stock (14,927 shares)		5/18/2006	169	109	$7.30	(5)
	Common stock (114,004 shares)		2/2/2005	295	414	$3.63	(5)

GCA Services Group, Inc.	Senior secured loan ($25,000 par due 12/2011)	12.00%	12/15/2006	25,000	25,000	$1.00	(2)
	Senior secured loan ($2,965 par due 12/2011)	12.00%	12/15/2006	2,965	2,965	$1.00
	Senior secured loan ($11,186 par due 12/2011)	12.00%	12/15/2006	11,186	11,186	$1.00	(3)

Growing Family, Inc. and GFH Holdings, LLC	Senior secured revolving loan ($1,513 par due 8/2011)	11.34% (Libor + 3.00% Cash, 4.00% PIK/Q)	3/16/2007	1,513	756	$0.50	(4)
	Senior secured loan ($11,188 par due 8/2011)	13.84% (Libor + 3.50% Cash, 6.00% PIK/Q)	3/16/2007	11,188	5,594	$0.50	(4)
	Senior secured loan ($372 par due 8/2011)	5.25% (Libor + 3.50% Cash, 6.00% PIK/Q)	3/16/2007	372	186	$0.50
	Senior secured loan ($3,575 par due 8/2011)	16.34% (Libor + 6.00% Cash, 6.00% PIK/Q)	3/16/2007	3,575	1,788	$0.50	(4)
	Senior secured loan ($147 par due 8/2011)	15.50% (Libor + 6.00% Cash, 6.00% PIK/Q)	3/16/2007	147	74	$0.50	(4)
	Common stock (552,430 shares)		3/16/2007	872	—	$—	(5)

NPA Acquisition, LLC	Junior secured loan ($12,000 par due 2/2013)	8.58% (Libor + 6.75%/M)	8/23/2006	12,000	12,000	$1.00	(3)
	Common units (1,709 shares)		8/23/2006	1,000	2,300	$1,345.82	(5)

Company(1)	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets

Web Services Company, LLC	Senior subordinated loan ($17,764 par due 8/2016)	11.50% Cash, 2.50% PIK	8/29/2008	17,764	17,231	$0.97	(4)
	Senior subordinated loan ($25,160 par due 8/2016)	11.50% Cash, 2.50% PIK	8/29/2008	25,160	24,330	$0.97	(2)(4)

				156,293	145,390			13.28%

Financial
Carador PLC(6)(8)(9)	Ordinary shares (7,110,525 shares)		12/15/2006	9,033	4,266	$0.60	(5)

CIC Flex, LP(9)	Limited partnership units (1 unit)		9/7/2007	28	28	$28,000.00	(5)

Covestia Capital Partners, LP(9)	Limited partnership interest (47% interest)		6/17/2008	1,059	1,059		(5)

Firstlight Financial Corporation(6)(9)	Senior subordinated loan ($69,910 par due 12/2016)	10.00% PIK	12/31/2006	69,910	62,919	$0.90	(4)
	Common stock (10,000 shares)		12/31/2006	10,000	0	$—	(5)
	Common stock (30,000 shares)		12/31/2006	30,000	0	$—	(5)

Ivy Hill Middle Market Credit Fund, Ltd.(7)(8)(9)	Class B deferrable interest notes ($40,000 par due 11/2018)	8.15% (Libor + 6.00%/Q)	11/20/2007	40,000	36,000	$0.90
	Subordinated notes ($16,000 par due 11/2018)		11/20/2007	16,000	14,400	$0.90	(5)

Imperial Capital Group, LLC and Imperial Capital Private Opportunities, LP(6)(9)	Limited partnership interest (80% interest)		5/10/2007	584	584	$1.00	(5)
	Common units (7,710 units)		5/10/2007	14,997	14,997	$1,945.14	(5)
	Common units (2,526 units)		5/10/2007	3	3	$1.19	(5)
	Common units (315 units)		5/10/2007	—	—	$—	(5)

Partnership Capital Growth Fund I, LP(9)	Limited partnership interest (25% interest)		6/16/2006	2,384	2,384		(5)

Trivergance Capital Partners, LP(9)	Limited partnership interest (100% interest)		6/5/2008	723	723		(5)

VSC Investors LLC(9)	Membership interest (4.63% interest)		1/24/2008	302	302		(5)

				195,023	137,665			12.57%

Business Services
Booz Allen Hamilton, Inc.	Senior secured loan ($748 par due 7/2015)	7.50% (Libor + 4.50%/S)	7/31/2008	733	658	$0.88	(3)
	Senior subordinated loan ($22,400 par due 7/2016)	11.00% Cash, 2.00% PIK	7/31/2008	22,177	19,040	$0.85	(2)(4)

Investor Group Services, LLC(6)	Senior secured revolving loan ($750 par due 6/2011)	6.97% (Libor + 5.50%/Q)	6/22/2006	750	750	$1.00
	Limited liability company membership interest (10.00% interest)		6/22/2006	—	500	$5,000.00	(5)

Pillar Holdings LLC and PHL Holding Co.(6)	Senior secured revolving loan ($375 par due 11/2013)	7.53% (Libor + 5.50%/B)	11/20/2007	375	375	$1.00
	Senior secured revolving loan ($938 par due 11/2013)	7.53% (Libor + 5.50%/B)	11/20/2007	938	938	$1.00
	Senior secured loan ($7,375 par due 5/2014)	14.50%	7/31/2008	7,375	7,375	$1.00
	Senior secured loan ($18,709 par due 11/2013)	7.53% (Libor + 5.50%/B)	11/20/2007	18,709	18,709	$1.00	(2)
	Senior secured loan ($11,678 par due 11/2013)	7.53% (Libor + 5.50%/B)	11/20/2007	11,678	11,678	$1.00	(3)
	Common stock (85 shares)		11/20/2007	3,768	5,267	$61,964.71	(5)

Company(1)	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets

Primis Marketing Group, Inc. and Primis Holdings, LLC(6)	Senior subordinated note ($10,222 par due 2/2013)	11.00% Cash, 2.50% PIK	8/24/2006	10,222	1,022	$0.10	(4)(14)
	Preferred units (4,000 units)		8/24/2006	3,600	—	$—	(5)
	Common units (4,000,000 units)		8/24/2006	400	—	$—	(5)

Prommis Solutions, LLC, E-Default Services, LLC, Statewide Tax and Title Services, LLC & Statewide Publishing Services, LLC (formerly known as MR Processing Holding Corp.)	Senior subordinated note ($26,007 par due 2/2014)	11.50% Cash, 2.00% PIK	2/8/2007	26,007	24,713	$0.95	(4)
	Senior subordinated note ($26,109 par due 2/2014)	11.50% Cash, 2.00% PIK	2/8/2007	26,109	24,810	$0.95	(2)(4)
	Preferred stock (30,000 shares)		4/11/2006	3,000	4,000	$133.33	(5)

R2 Acquisition Corp.	Common stock (250,000 shares)		5/29/2007	250	250	$1.00	(5)

Summit Business Media, LLC	Junior secured loan ($10,000 par due 11/2013)	9.47% (Libor + 7.00%/M)	8/3/2007	10,000	6,000	$0.60	(3)

VSS-Tranzact Holdings, LLC(6)	Common membership interest (8.51% interest)		10/26/2007	10,000	6,000		(5)

				156,091	132,085			12.06%

Retail
Apogee Retail, LLC	Senior secured revolving loan ($390 par due 3/2012)	7.25% (Base Rate + 4.00%/D)	3/27/2007	390	390	$1.00
	Senior secured loan ($10,960 par due 11/2012)	12.00% Cash, 4.00% PIK	5/28/2008	10,960	10,960	$1.00	(4)
	Senior secured loan ($2,307 par due 3/2012)	8.71% (Libor + 5.25%/S)	3/27/2007	2,307	2,053	$0.89
	Senior secured loan ($24,637 par due 3/2012)	8.71% (Libor + 5.25%/S)	3/27/2007	24,637	21,927	$0.89	(2)
	Senior secured loan ($11,790 par due 3/2012)	8.71% (Libor + 5.25%/S)	3/27/2007	11,790	10,493	$0.89	(3)
	Senior secured loan ($4,876 par due 3/2012)	7.64% (Libor + 5.25%/Q)	3/27/2007	4,876	4,340	$0.89

Dufry AG(8)	Common stock (39,056 shares)		3/28/2008	3,000	1,050	$26.88	(5)

Savers, Inc. and SAI Acquisition Corporation	Senior subordinated note ($6,000 par due 8/2014)	10.00% Cash, 2.00% PIK	8/8/2006	6,000	5,700	$0.95	(4)
	Senior subordinated note ($22,000 par due 8/2014)	10.00% Cash, 2.00% PIK	8/8/2006	22,000	20,900	$0.95	(2)(4)
	Common stock (1,170,182 shares)		8/8/2006	4,500	5,301	$4.53	(5)

Things Remembered, Inc. and TRM Holdings Corporation	Senior secured loan ($4,506 par due 9/2012)	7.00% (Base Rate + 3.75%/D)	9/28/2006	4,506	3,470	$0.77	(3)
	Senior secured loan ($25,192 par due 9/2012)	15.00% (Base Rate + 9.75%/D)	9/28/2006	25,189	18,651	$0.74	(2)
	Senior secured loan ($3,095 par due 9/2012)	15.00% (Base Rate + 9.75%/D)	9/28/2006	3,094	2,291	$0.74
	Senior secured loan ($7,273 par due 9/2012)	15.00% (Base Rate + 9.75%/D)	9/28/2006	7,273	5,385	$0.74	(3)
	Preferred stock (80 shares)		9/28/2006	1,800	—	$—	(5)
	Common stock (800 shares)		9/28/2006	200	—	$—	(5)

				132,522	112,911			10.31%

Environmental Services
AWTP, LLC	Junior secured loan ($402 par due 12/2012)	8.97% (Libor + 7.50% Cash, 1.00% PIK/Q)	12/23/2005	402	322	$0.80	(4)
	Junior secured loan ($3,018 par due 12/2012)	8.97% (Libor + 7.50% Cash, 1.00% PIK/Q)	12/23/2005	3,018	2,414	$0.80	(3)(4)

Company(1)	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
	Junior secured loan ($805 par due 12/2012)	11.48% (Libor + 7.50% Cash, 1.00% PIK/A)	12/23/2005	805	644	$0.80	(4)
	Junior secured loan ($6,036 par due 12/2012)	11.48% (Libor + 7.50% Cash, 1.00% PIK/A)	12/23/2005	6,036	4,829	$0.80	(3)(4)
	Junior secured loan ($402 par due 12/2012)	9.35% (Libor + 7.50% Cash, 1.00% PIK/A)	12/23/2005	402	322	$0.80	(4)
	Junior secured loan ($3,018 par due 12/2012)	9.35% (Libor + 7.50% Cash, 1.00% PIK/A)	12/23/2005	3,018	2,414	$0.80	(3)(4)

Mactec, Inc.	Class B-4 stock (16 shares)		11/3/2004	—	—	$27.00	(5)
	Class C stock (5,556 shares)		11/3/2004	—	150	$27.00	(5)

Sigma International Group, Inc.	Junior secured loan ($1,833 par due 10/2013)	9.55% (Libor + 7.50%/Q)	10/11/2007	1,833	1,558	$0.85	(2)
	Junior secured loan ($4,000 par due 10/2013)	9.55% (Libor + 7.50%/Q)	10/11/2007	4,000	3,400	$0.85	(3)
	Junior secured loan ($2,750 par due 10/2013)	7.97% (Libor + 7.50/M)	11/1/2007	2,750	2,338	$0.85	(2)
	Junior secured loan ($6,000 par due 10/2013)	7.97% (Libor + 7.50/M)	11/1/2007	6,000	5,100	$0.85	(3)
	Junior secured loan ($917 par due 10/2013)	9.40% (Libor + 7.50%/M)	11/6/2007	917	779	$0.85	(2)
	Junior secured loan ($2,000 par due 10/2013)	9.40% (Libor + 7.50%/M)	11/6/2007	2,000	1,700	$0.85	(3)

Waste Pro USA, Inc.	Senior subordinated loan ($25,000 par due 11/2013)	11.50%	11/9/2006	25,000	25,000	$1.00	(2)
	Preferred stock (15,000 shares)	10.00% PIK	11/9/2006	15,000	15,000	$1,000.00	(4)
	Warrants to purchase 682,671 shares		11/9/2006	—	6,827	$10.00	(5)

Wastequip, Inc.(6)	Senior subordinated loan ($12,990 par due 2/2015)	10.00% Cash, 2.00% PIK	2/5/2007	12,990	7,715	$0.59	(4)
	Common stock (13,889 shares)		2/2/2007	1,389	131	$9.43	(5)

				85,560	80,643			7.37%

Printing, Publishing and Media
Canon Communications LLC	Junior secured loan ($11,784 par due 11/2011)	13.00% (Base Rate + 9.75%/D)	5/25/2005	11,784	11,313	$0.96	(2)
	Junior secured loan ($12,009 par due 11/2011)	13.00% (Base Rate + 9.75%/D)	5/25/2005	12,009	11,529	$0.96	(3)

Courtside Acquisition Corp.	Senior subordinated loan ($34,295 par due 6/2014)	17.00% PIK	6/29/2007	34,295	3,430	$0.10	(4)(14)

LVCG Holdings LLC(7)	Membership interests (56.53% interest)		10/12/2007	6,600	8,500		(5)

National Print Group, Inc.	Senior secured revolving loan ($2,736 par due 3/2012)	8.25% (Base Rate + 5.00%/D)	3/2/2006	2,736	2,462	$0.90
	Senior secured loan ($8,623 par due 3/2012)	7.50% (Base Rate + 4.25%/D)	3/2/2006	8,623	7,761	$0.90	(3)
	Preferred stock (9,344 shares)		3/2/2006	2,000	—	$—	(5)

The Teaching Company, LLC and The Teaching Company Holdings, Inc.(11)	Senior secured loan ($18,000 par due 9/2012)	11.70%	9/29/2006	18,000	17,100	$0.95	(2)
	Senior secured loan ($10,000 par due 9/2012)	11.70%	9/29/2006	10,000	9,500	$0.95	(3)
	Preferred stock (29,969 shares)		9/29/2006	2,997	3,996	$133.34	(5)
	Common stock (15,393 shares)		9/29/2006	3	4	$0.26	(5)

				109,047	75,595			6.90%

Company(1)	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets

Manufacturing
Arrow Group Industries, Inc.	Senior secured loan ($5,616 par due 4/2010)	6.46% (Libor + 5.00%/Q)	3/28/2005	5,647	5,372	$0.96	(3)

Emerald Performance Materials, LLC	Senior secured loan ($9,018 par due 5/2011)	8.25% (Libor + 4.25%/A)	5/16/2006	9,018	8,567	$0.95	(3)
	Senior secured loan ($626 par due 5/2011)	6.75% (Base Rate + 3.50%/D)	5/16/2006	626	595	$0.95	(3)
	Senior secured loan ($536 par due 5/2011)	8.25% (Libor + 4.25%/A)	5/16/2006	536	509	$0.95	(3)
	Senior secured loan ($1,523 par due 5/2011)	10.00% (Libor + 6.00%/A)	5/16/2006	1,523	1,447	$0.95	(3)
	Senior secured loan ($81 par due 5/2011)	10.00% (Libor + 6.00%/A)	5/16/2006	81	77	$0.95	(3)
	Senior secured loan ($4,537 par due 5/2011)	10.00% Cash, 3.00% PIK	5/16/2006	4,546	4,319	$0.95	(2)(4)
	Senior secured loan ($241 par due 5/2011)	10.00% Cash, 3.00% PIK	5/16/2006	241	229	$0.95	(2)(4)

Qualitor, Inc.	Senior secured loan ($1,756 par due 12/2011)	5.46% (Libor + 4.00%/Q)	12/29/2004	1,752	1,664	$0.95	(3)
	Senior secured loan ($5 par due 12/2011)			5	5	1.00	(3)
	Junior secured loan ($5,000 par due 6/2012)	8.46% (Libor + 7.00%/Q)	12/29/2004	5,000	4,750	$0.95	(3)

Reflexite Corporation (7)	Senior subordinated loan ($10,253 par due 2/2015)	11.00% Cash, 3.00% PIK	2/28/2008	10,253	10,253	$1.00	(4)
	Common stock (1,821,860 shares)		3/28/2006	27,435	35,500	$19.49	(5)

Saw Mill PCG Partners LLC	Common units (1,000 units)		2/2/2007	1,000	0	$—	(5)

UL Holding Co., LLC	Common units (50,000 units)		4/25/2008	500	750	$15.00	(5)
	Common units (50,000 units)		4/25/2008	—	—	$—	(5)

Universal Trailer Corporation(6)	Common stock (74,920 shares)		10/8/2004	7,930	—	$—	(5)

				76,093	74,037			6.76%

Restaurants
ADF Capital, Inc. & ADF Restaurant Group, LLC	Senior secured revolving loan ($1,381 par due 11/2013)	5.75% (Base Rate + 2.50%/D)	11/27/2006	1,381	1,313	$0.95
	Senior secured revolving loan ($2,005 par due 11/2013)	6.61% (Libor + 3.00% Cash, 0.50% PIK/S)	11/27/2006	2,005	1,905	$0.95	(4)
	Senior secured loan ($2 par due 11/2012)	12.00% (Base Rate + 7.5%/D)	11/27/2006	2	2	$1.00
	Senior secured loan ($1 par due 11/2012)	12.00% (Base Rate + 7.5%/D)	11/27/2006	1	1	$1.00	(3)
	Senior secured loan ($22,656 par due 11/2012)	11.61% (Libor + 7.50% Cash, 1.00% PIK/S)	11/27/2006	22,912	21,520	$0.94	(4)
	Senior secured loan ($992 par due 11/2012)	11.61% (Libor + 7.50% Cash, 1.00% PIK/S)	11/27/2006	992	942	$0.95	(2)(4)
	Senior secured loan ($11,081 par due 11/2012)	11.61% (Libor + 7.50% Cash, 1.00% PIK/S)	11/27/2006	11,075	10,529	$0.95	(3)(4)
	Promissory note ($12,079 par due 11/2016)	10.00% PIK	6/1/2006	12,067	12,067	$1.00	(4)
	Warrants to purchase 0.61 shares		6/1/2006	—	—	$—	(5)

Company(1)	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets

Encanto Restaurants, Inc.(8)	Junior secured loan ($21,184 par due 8/2013)	7.50% Cash, 3.50% PIK	8/16/2006	21,184	19,084	$0.90	(2)(4)
	Junior secured loan ($4,035 par due 8/2013)	7.50% Cash, 3.50% PIK	8/16/2006	4,035	3,635	$0.90	(3)(4)

				75,654	70,998			6.48%

Aerospace & Defense
AP Global Holdings, Inc.	Senior secured loan ($7,898 par due 10/2013)	4.97% (Libor + 4.50%/M)	11/8/2007	7,799	7,121	$0.90	(3)

ILC Industries, Inc.	Junior secured loan ($12,000 par due 8/2012)	11.50%	6/27/2006	12,000	12,000	$1.00	(3)

Thermal Solutions LLC and TSI Group, Inc.	Senior secured loan ($871 par due 3/2011)	3.92% (Libor + 3.50%/M)	3/28/2005	871	836	$0.96	(3)
	Senior secured loan ($2,765 par due 3/2012)	4.42% (Libor + 4.00%/M)	3/28/2005	2,765	2,461	$0.89	(3)
	Senior subordinated notes ($2,117 par due 9/2012)	11.50% Cash, 2.75% PIK	3/28/2005	2,117	2,043	$0.97	(4)
	Senior subordinated notes ($3,342 par due 9/2012)	11.50% Cash, 2.75% PIK	3/28/2005	3,342	3,225	$0.96	(2)(4)
	Senior subordinated notes ($2,679 par due 3/2013)	11.50% Cash, 2.50% PIK	3/21/2006	2,679	2,599	$0.97	(2)(4)
	Preferred stock (71,552 shares)		3/28/2005	716	716	$10.00	(5)
	Common stock (1,460,246 shares)		3/28/2005	15	15	$0.01	(5)

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Junior secured loan ($16,000 par due 7/2014)	8.96% (Libor + 7.50%/Q)	1/17/2008	16,000	15,200	$0.95
	Junior secured loan ($12,000 par due 7/2014)	8.96% (Libor + 7.50%/Q)	1/17/2008	12,000	11,400	$0.95	(3)
	Common stock (246,279 shares)		1/17/2008	2,100	1,680	$6.82	(5)

				62,404	59,296			5.42%

Consumer Products—Non-Durable
Innovative Brands, LLC	Senior secured loan ($9,901 par due 9/2011)	14.50%	10/12/2006	9,901	9,901	$1.00
	Senior secured loan ($9,139 par due 9/2011)	14.50%	10/12/2006	9,139	9,139	$1.00	(3)

Making Memories Wholesale, Inc.(6)	Senior secured loan ($21,509 par due 3/2011)	10.00% (Base Rate + 5.00%/D)	5/5/2005	11,953	12,087	$0.56	(14)
	Senior subordinated loan ($10,465 par due 5/2012)	12.00% Cash, 4.00% PIK	5/5/2005	10,465	—	$—	(4)(14)
	Preferred stock (4,259 shares)		5/5/2005	3,759	—	$—	(5)

Shoes for Crews, LLC	Senior secured revolving loan ($1,000 par due 7/2010)	5.25% (Base Rate + 2.00%/D)	10/8/2004	1,000	1,000	$1.00
	Senior secured loan ($572 par due 7/2010)	5.31% (Libor + 3.50%/S)	10/8/2004	572	572	$1.00	(3)
	Senior secured loan ($88 par due 7/2010)	4.96% (Libor + 3.50%/Q)	10/8/2004	88	88	$1.00	(3)

The Thymes, LLC(7)	Preferred stock (6,283 shares)	8.00% PIK	6/21/2007	6,283	5,026	$799.94	(4)
	Common stock (5,400 shares)		6/21/2007	—	—	$—	(5)

Wear Me Apparel, LLC(6)	Senior subordinated notes ($23,985 par due 4/2013)	17.50% PIK	4/2/2007	24,035	12,055	$0.50	(4)(14)
	Common stock (10,000 shares)		4/2/2007	10,000	—	$—	(5)

				87,195	49,868			4.55%

Company(1)	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets

Telecommunications
American Broadband Communications, LLC and American Broadband Holding Company	Senior subordinated loan ($32,048 par due 11/2014)	10.00% Cash, 6.00% PIK	2/8/2008	32,048	32,048	$1.00	(4)
	Senior subordinated loan ($8,087 par due 11/2014)	10.00% Cash, 6.00% PIK	11/7/2007	8,087	8,087	$1.00	(4)
	Warrants to purchase 170 shares		11/7/2007	—	—	$—	(5)

				40,135	40,135			3.67%

Cargo Transport
The Kenan Advantage Group, Inc.	Senior subordinated notes ($25,266 par due 12/2013)	9.50% Cash, 3.50% PIK	12/15/2005	25,260	24,000	$0.95	(2)(4)
	Senior secured loan ($2,426 par due 12/2011)	4.46% (Libor + 3.00%/Q)	12/15/2005	2,425	2,183	$0.90	(3)
	Preferred stock (10,984 shares)	8.00% PIK	12/15/2005	1,371	1,732	$157.68	(4)(5)
	Common stock (30,575 shares)		12/15/2005	31	41	$1.34	(5)

				29,087	27,956			2.55%

Containers-Packaging
Industrial Container Services, LLC(6)	Senior secured revolving loan ($1,198 par due 9/2011)	5.75% (Base Rate + 2.50%/D)	6/21/2006	1,198	1,198	$1.00
	Senior secured revolving loan ($1,239 par due 9/2011)	4.47% (Libor + 4.00%/M)	6/21/2006	1,239	1,239	$1.00
	Senior secured loan ($42 par due 9/2011)	4.47% (Libor + 4.00%/B)	9/30/2005	42	42	$1.00	(2)
	Senior secured loan ($516 par due 9/2011)	4.46% (Libor + 4.00%/M)	6/21/2006	516	516	$1.00	(2)
	Senior secured loan ($7,902 par due 9/2011)	4.46% (Libor + 4.00%/M)	6/21/2006	7,902	7,902	$1.00	(3)
	Senior secured loan ($85 par due 9/2011)	5.20% (Libor + 4.00%/M)	6/21/2006	85	85	$1.00	(2)
	Senior secured loan ($1,309 par due 9/2011)	5.20% (Libor + 4.00%/M)	6/21/2006	1,309	1,309	$1.00	(3)
	Senior secured loan ($263 par due 9/2011)	5.20% (Libor + 4.00%/M)	6/21/2006	263	263	$1.00	(2)
	Senior secured loan ($4,028 par due 9/2011)	5.20% (Libor + 4.00%/M)	6/21/2006	4,028	4,028	$1.00	(3)
	Senior secured loan ($105 par due 9/2011)	5.88% (Libor + 4.00%/M)	6/21/2006	105	105	$1.00	(2)
	Senior secured loan ($1,611 par due 9/2011)	5.88% (Libor + 4.00%/M)	6/21/2006	1,611	1,611	$1.00	(3)
	Common stock (1,800,000 shares)		9/29/2005	1,800	9,100	$5.06	(5)

				20,098	27,398			2.50%

Computers and Electronics
RedPrairie Corporation	Junior secured loan ($3,300 par due 1/2013)	9.21% (Libor + 6.50%/Q)	7/13/2006	3,300	2,970	$0.90	(2)
	Junior secured loan ($12,000 par due 1/2013)	9.21% (Libor + 6.50%/Q)	7/13/2006	12,000	10,800	$0.90	(3)

X-rite, Incorporated	Junior secured loan ($3,098 par due 7/2013)	13.63% (Libor + 10.38%/D)	7/6/2006	3,098	3,098	$1.00
	Junior secured loan ($7,744 par due 7/2013)	13.63% (Libor + 10.38%/D)	7/6/2006	7,744	7,744	$1.00	(3)

				26,142	24,612			2.25%

Company(1)	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets

Health Clubs
Athletic Club Holdings, Inc.(13)	Senior secured loan ($1,000 par due 10/2013)	4.97% (Libor + 4.5%/M)	10/11/2007	1,000	880	$0.88
	Senior secured loan ($1,750 par due 10/2013)	8.88% (Libor + 4.5%/S)	10/11/2007	1,750	1,540	$0.88
	Senior secured loan ($12,486 par due 10/2013)	5.01% (Libor + 4.5%/M)	10/11/2007	12,486	10,988	$0.88	(2)
	Senior secured loan ($11,487 par due 10/2013)	5.01% (Libor + 4.5%/M)	10/11/2007	11,487	10,109	$0.88	(3)
	Senior secured loan ($14 par due 10/2013)	6.75% (Base Rate + 3.50/D)	10/11/2007	14	12	$0.86	(2)
	Senior secured loan ($13 par due 10/2013)	6.75% (Base Rate + 3.50/D)	10/11/2007	13	11	$0.85	(3)

				26,750	23,540			2.07%

Grocery
Planet Organic Health Corp.(8)	Junior secured loan ($860 par due 7/2014)	6.01% (Libor + 5.50%/M)	7/3/2007	860	817	$0.95
	Junior secured loan ($10,250 par due 7/2014)	6.01% (Libor + 5.50%/M)	7/3/2007	10,250	9,738	$0.95	(3)
	Senior subordinated loan ($10,900 par due 7/2012)	11.00% Cash, 2.00% PIK	7/3/2007	10,900	9,845	$0.90	(2)(4)

				22,010	20,400			1.86%

Consumer Products—Durable
Direct Buy Holdings, Inc. and Direct Buy Investors, LP(6)	Senior secured loan ($2,281 par due 11/2012)	4.97% (Libor + 4.50%/B)	12/14/2007	2,189	1,861	$0.82
	Partnership interests (19.31% interest)		11/30/2007	10,000	6,500		(5)

				12,189	8,361			0.76%

Housing—Building Materials
HB&G Building Products	Senior subordinated loan ($8,956 par due 3/2011)	13.00% Cash, 6.00% PIK	10/8/2004	8,966	2,251	$0.25	(2)(4)(14)
	Common stock (2,743 shares)		10/8/2004	753	—	$—	(5)
	Warrants to purchase 4,464 shares		10/8/2004	653	—	$—	(5)

				10,372	2,251			0.00%

Total				$2,267,593	$1,972,977

(1)
Other than our investments in R3 Education, Inc., HCP Acquisition Holdings, LLC, Ivy Hill Middle Market Credit Fund, Ltd., LVCG Holdings LLC, Reflexite Corporation and The Thymes, LLC, we do not "Control" any of our portfolio companies, as defined in the Investment Company Act. In general, under the Investment Company Act, we would "Control" a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. All of our portfolio company investments are subject to legal restrictions on sales which as of December 31, 2008 represented 180% of the Company's net assets.

(2)
These assets are owned by the Company's wholly owned subsidiary Ares Capital CP, are pledged as collateral for the CP Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the CP Funding Facility (see Note 8 to the consolidated financial statements).

(3)
Pledged as collateral for the ARCC CLO. Unless otherwise noted, all other investments are pledged as collateral for the Revolving Credit Facility (see Note 8 to the consolidated financial statements).

(4)
Has a payment-in-kind interest feature (see Note 2 to the consolidated financial statements).

(5)
Non-income producing at December 31, 2008.

(6)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended December 31, 2008 in which the issuer was an Affiliate (but not a portfolio company that we "Control") are as follows (in thousands):

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains/losses	Net unrealized gains/losses
Apple & Eve, LLC and US Juice Partners, LLC	$11,500	$10,814	$—	$4,634	$—	$—	$43	$40	$(12,383)
Carador, PLC	$—	$—	$—	$—	$—	$825	$—	$—	$(3,479)
Campus Management Corp. and Campus Management Acquisition Corp.	$69,193	$1,768	$—	$5,367	$1,540	$—	$112	$—	$3,048
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$4,719	$56,822	$—	$2,573	$—	$—	$340	$100	$1,382
Daily Candy, Inc.	$—	$11,872	$10,806	$735	$—	$—	$—	$1,208	$—
Direct Buy Holdings, Inc. and Direct Buy Investors LP	$—	$219	$—	$192	$—	$—	$—	$9	$(3,828)
Firstlight Financial Corporation	$—	$—	$—	$5,854	$—	$—	$750	$—	$(36,991)
Imperial Capital Group, LLC	$584	$—	$—	$—	$—	$—	$—	$—	$—
Industrial Container Services, LLC	$6,939	$16,677	$—	$1,710	$—	$—	$120	$—	$4,100
Investor Group Services, LLC	$1,250	$1,500	$—	$24	$—	$—	$55	$—	$500
Making Memories Wholesale, Inc	$5,942	$1,114	$—	$199	$—	$—	$—	$—	$(6,668)
Pillar Holdings LLC and PHL Holding Co.	$15,807	$600	$31,865	$3,404	$281	$—	$167	$—	$1,500
Primis Marketing Group, Inc. and Primis Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(7,565)
Universal Trailer Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$(700)
VSS-Tranzact Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(4,000)
Wastequip, Inc.	$—	$—	$—	$1,424	$—	$—	$—	$—	$(3,318)
Wear Me Apparel, LLC	$—	$—	$—	$2,416	$—	$—	$13	$—	$(14,055)
(7)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended December 31, 2008 in which the issuer was both an Affiliate and a portfolio company that we Control are as follows (in thousands):

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains/losses	Net unrealized gains/losses
HCP Acquisition Holdings, LLC	$8,567	$—	$—	$—	$—	$—	$—	$—	$(2,067)
Ivy Hill Middle Market Credit Fund, Ltd.	$—	$—	$—	$5,427	$—	$—	$1,528	$—	$(5,600)
LVCG Holdings, LLC	$—	$—	$—	$—	$—	$—	$100	$—	$(1,900)
R3 Education, Inc.	$62,600	$69,089	$—	$3,521	$2,900	$—	$65	$—	$4,393
Reflexite Corporation	$10,239	$—	$—	$928	$100	$—	$10	$—	$(19,166)
The Thymes, LLC	$—	$—	$1,450	$544	$—	$133	$—	$—	$(1,257)
(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(9)
Non-registered investment company.

(10)
A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either Libor or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, we have provided the interest rate in effect at December 31, 2008.

(11)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $22.2 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

(12)
Principal amount denominated in Canadian dollars has been translated into U.S. dollars (see Note 2 to the consolidated financial statements).

(13)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $25.0 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

(14)
Loan was on non-accrual status as of December 31, 2008.

  See accompanying notes to consolidated financial statements.

 ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2007
(dollar amounts in thousands, except per unit data)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Healthcare—Services
American Renal Associates, Inc.	Dialysis provider	Senior secured loan ($2,131 par due 12/2010)	8.36% (Libor + 3.25%/S)	12/14/05	$2,131	$2,131	$1.00	(3)
		Senior secured loan ($16 par due 12/2011)	8.45% (Libor + 3.25%/Q)	12/14/05	16	16	$1.00	(3)
		Senior secured loan ($197 par due 12/2010)	9.00% (Base Rate + 1.75%/D)	12/14/05	197	197	$1.00	(3)
		Senior secured loan ($5,770 par due 12/2011)	8.36% (Libor + 3.25%/S)	12/14/05	5,770	5,770	$1.00	(3)
		Senior secured loan ($28 par due 12/2011)	9.00% (Base Rate + 1.75%/D)	12/14/05	28	28	$1.00	(3)
		Senior secured loan ($262 par due 12/2011)	8.36% (Libor + 3.25%/S)	12/14/05	262	262	$1.00	(3)
		Senior secured loan ($2,620 par due 12/2011)	8.48% (Libor + 3.25% /Q)	12/14/05	2,620	2,620	$1.00	(3)

Capella Healthcare, Inc.	Acute care hospital operator	Junior secured loan ($19,000 par due 11/2013)	10.34% (Libor + 5.50%/Q)	12/1/05	19,000	19,000	$1.00
		Junior secured loan ($30,000 par due 11/2013)	10.34% (Libor + 5.50%/Q)	12/1/05	30,000	30,000	$1.00	(2)

CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC(6)	Healthcare information management services	Senior secured revolving loan ($810 par due 3/2012)	10.38% (Libor + 5.00%/Q)	6/15/07	810	810	$1.00
		Senior secured revolving loan ($810 par due 3/2012)	10.25% (Libor + 5.00%/M)	6/15/07	810	810	$1.00
		Senior secured revolving loan ($810 par due 3/2012)	10.15% (Libor + 5.00%/Q)	6/15/07	810	810	$1.00
		Senior secured loan ($13,000 par due 3/2012)	10.38% (Libor + 5.00%/S)	6/15/07	13,000	13,000	$1.00
		Senior secured loan ($4,000 par due 3/2012)	10.38% (Libor + 5.00%/S)	6/15/07	4,000	4,000	$1.00	(3)
		Senior secured loan ($6,500 par due 3/2012)	10.25% (Libor + 5.00%/M)	6/15/07	6,500	6,500	$1.00
		Senior secured loan ($2,000 par due 3/2012)	10.25% (Libor + 5.00%/M)	6/15/07	2,000	2,000	$1.00	(3)
		Senior secured loan ($19,500 par due 3/2012)	10.15% (Libor + 5.00%/Q)	6/15/07	19,500	19,500	$1.00
		Senior secured loan ($6,000 par due 3/2012)	10.15% (Libor + 5.00%/Q)	6/15/07	6,000	6,000	$1.00	(3)
		Preferred stock (6,000 shares)		6/15/07	6,000	6,000	$1,000.00	(5)
		Common stock (9,679 shares)		6/15/07	4,000	4,000	$413.27	(5)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Common stock (1,546 shares)		6/15/07	—	—	$—	(5)

DSI Renal, Inc.	Dialysis provider	Senior subordinated note ($53,933 par due 4/2014)	12.00% Cash, 2.00% PIK	4/4/06	53,956	53,933	$1.00	(4)
		Senior subordinated note ($11,576 par due 4/2014)	12.00% Cash, 2.00% PIK	4/4/06	11,577	11,577	$1.00	(4)(3)
		Senior secured revolving loan ($3,360 par due 3/2013)	10.25% (Base Rate + 3.00%/D)	4/4/06	3,360	3,024	$0.90
		Senior secured revolving loan ($1,600 par due 3/2013)	8.19% (Libor + 3.00%/Q)	4/4/06	1,600	1,440	$0.90
		Senior secured revolving loan ($1,440 par due 3/2013)	8.13% (Libor + 3.00%/Q)	4/4/06	1,440	1,298	$0.90

GG Merger Sub I, Inc.	Drug testing services	Senior secured loan ($23,330 par due 12/2014)	9.00% (Libor + 4.00%/S)	12/14/07	22,286	23,330	$1.00

MPBP Holdings, Inc., Cohr Holdings, Inc. and MPBP Acquisition Co., Inc.	Healthcare equipment services	Junior secured loan ($20,000 par due 1/2014)	11.53% (Libor + 6.25%/Q)	1/31/07	20,000	15,000	$0.75
		Junior secured loan ($12,000 par due 1/2014)	11.53% (Libor + 6.25%/Q)	1/31/07	12,000	9,000	$0.75	(3)
		Common stock (50,000 shares)		1/31/07	5,000	2,500	$50.00	(5)

MWD Acquisition Sub, Inc.	Dental services	Junior secured loan ($5,000 par due 5/2012)	11.57% (Libor + 6.25%/Q)	5/3/07	5,000	5,000	$1.00

OnCURE Medical Corp.	Radiation oncology care provider	Senior subordinated note ($26,055 par due 8/2013)	11.00% Cash, 1.50% PIK	8/18/06	26,056	26,056	$1.00	(4)
		Common stock (857,143 shares)		8/18/06	3,000	3,000	$3.50	(5)

Triad Laboratory Alliance, LLC	Laboratory services	Senior subordinated note ($15,091 par due 12/2012)	12.00% cash, 1.75% PIK	12/21/05	15,091	15,091	$1.00	(4)
		Senior secured loan ($6,860 par due 12/2011)	8.08% (Libor + 3.25%/Q)	12/21/05	6,860	6,174	$0.90
		Senior secured loan ($2,940 par due 12/2011)	8.08% (Libor + 3.25%/Q)	12/21/05	2,940	2,646	$0.90	(3)

					313,620	302,523			26.85%

Financial
Abingdon Investments Limited(6)(8)(9)	Investment company	Ordinary shares (948,500 shares)		12/15/06	9,033	7,745	$8.17	(5)

Firstlight Financial Corporation(6)(9)	Investment company	Senior subordinated loan ($64,927 par due 12/2016)	10.00% PIK	12/31/06	64,944	64,944	$1.00	(4)
		Common stock (10,000 shares)		12/31/06	10,000	7,500	$750.00	(5)
		Common stock (30,000 shares)		12/31/06	30,000	22,500	$750.00	(5)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets

Ivy Hill Middle Market Credit Fund, Ltd.(7)(8)(9)	Investment company	Class B deferrable interest notes ($40,000 par due 11/2018)	11.00% (Libor + 6.00%/Q)	11/20/07	40,000	40,000	$1.00
		Subordinated notes ($16,000 par due 11/2018)		11/20/07	16,000	16,000	$1.00	(5)

Imperial Capital Group, LLC(6)(9)	Investment banking services	Common units (7,710 units)		5/10/07	14,997	14,997	$1,945.16	(5)
		Common units (2,526 units)		5/10/07	3	3	$1.00	(5)
		Common units (315 units)		5/10/07	—	—	$1.00	(5)

Partnership Capital Growth Fund I, L.P.(9)	Investment partnership	Limited partnership interest (25% interest)		6/16/06	1,317	1,317		(5)

					186,294	175,006			15.53%

Business Services
Investor Group Services, LLC(16)	Financial services	Senior secured loan ($1,000 par due 6/2011)	12.00%	6/22/06	1,000	1,000	$1.00	(3)
		Limited liability company membership interest (10.00% interest)		6/22/06	—	—	$—	(5)

Miller Heiman, Inc.	Sales consulting services	Senior secured loan ($1,428 par due 6/2010)	8.31% (Libor + 3.25%/Q)	6/20/05	1,428	1,428	$1.00	(3)
		Senior secured loan ($3,977 par due 6/2012)	8.58% (Libor + 3.75%/Q)	6/20/05	3,977	3,977	$1.00	(3)

Pillar Holdings LLC and PHL Holding Co.(6)	Mortgage services	Senior secured revolving loan ($500 par due 11/2013)	10.37% (Libor + 5.50%/M)	11/20/07	500	500	$1.00
		Senior secured loan ($55,000 par due 11/2013)	10.33% (Libor + 5.50%/Q)	11/20/07	55,000	55,000	$1.00
		Common stock (97 shares)		11/20/07	4,000	4,000	$41,420.73	(5)

Primis Marketing Group, Inc. and Primis Holdings, LLC(6)	Database marketing services	Senior subordinated note ($10,222 par due 2/2013)	11.00% Cash, 2.50% PIK	8/24/06	10,222	8,586	$0.84	(2)(4)(14)
		Preferred units (4,000 units)		8/24/06	3,600	—	$—	(5)
		Common units (4,000,000 units)		8/24/06	400	—	$—	(5)

Prommis Solutions, LLC, E-Default Services, LLC, Statewide Tax and Title Services, LLC & Statewide Publishing Services, LLC (formerly known as MR Processing Holding Corp.)	Bankruptcy and foreclosure processing services	Senior subordinated note ($21,557 par due 2/2014)	11.50% Cash, 2.00% PIK	2/8/07	21,557	21,557	$1.00	(4)
		Senior subordinated note ($29,523 par due 2/2014)	11.50% Cash, 2.00% PIK	2/8/07	29,523	29,523	$1.00	(2)(4)
		Preferred stock (30,000 shares)		4/11/06	3,000	4,500	$150.00	(5)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/07	250	250	$1.00	(5)

Summit Business Media, LLC	Business media consulting services	Junior secured loan ($10,000 par due 11/2013)	11.85% (Libor + 7.00%/M)	8/3/07	10,000	10,000	$1.00	(3)

VSS-Tranzact Holdings, LLC(6)	Management Consulting Services	Common membership interest (8.51% interest)		10/26/07	10,000	10,000		(5)

					154,457	150,321			13.34%

Printing, Publishing and Media
Canon Communications LLC	Print publications services	Junior secured loan ($7,525 par due 11/2011)	11.60% (Libor + 6.75%/M)	5/25/05	7,525	7,525	$1.00
		Junior secured loan ($4,250 par due 11/2011)	11.60% (Libor + 6.75%/M)	5/25/05	4,250	4,250	$1.00	(2)
		Junior secured loan ($12,000 par due 11/2011)	11.60% (Libor + 6.75%/M)	5/25/05	12,000	12,000	$1.00	(3)

Courtside Acquisition Corp.	Community newspaper publisher	Senior subordinated loan ($32,280 par due 6/2014)	15.00% PIK	6/29/07	32,280	32,280	$1.00	(4)

Daily Candy, Inc.(6)	Internet publication provider	Senior secured loan ($497 par due 5/2009)	9.72% (Libor + 5.00%/S)	5/25/06	573	497	$1.00
		Senior secured loan ($11,629 par due 5/2009)	9.72% (Libor + 5.00%/S)	5/25/06	13,399	11,629	$1.00	(3)
		Senior secured loan ($6 par due 5/2009)	9.72% (Libor + 5.00%/S)	5/25/06	5	4	$1.00
		Senior secured loan ($107 par due 5/2009)	9.72% (Libor + 5.00%/S)	5/25/06	122	106	$1.00	(3)
		Senior secured loan ($3 par due 5/2009)	9.84% (Libor + 5.00%/Q)	5/25/06	3	3	$1.00
		Senior secured loan ($66 par due 5/2009)	9.84% (Libor + 5.00%/Q)	5/25/06	76	66	$1.00	(3)
		Common stock (1,250,000 shares)		5/25/06	2,375	4,085	$3.27	(5)
		Warrants to purchase 1,381,578 shares		5/25/06	2,625	4,515	$3.27	(5)

LVCG Holdings LLC(7)	Commercial printer	Membership interest (56.53% interest)		10/12/07	6,600	6,600	$100.00	(5)

National Print Group, Inc.	Printing management services	Senior secured revolving loan ($835 par due 3/2012)	9.75% (Base Rate + 2.50%/D)	3/2/06	834	834	$1.00
		Senior secured revolving loan ($1,370 par due 3/2012)	8.75% (Libor + 3.50%/M)	3/2/06	1,370	1,370	$1.00
		Senior secured loan ($4,775 par due 3/2012)	8.33% (Libor + 3.50%/Q)	3/2/06	4,775	4,775	$1.00	(3)
		Senior secured loan ($5,111 par due 3/2012)	8.58% (Libor + 3.50%/Q)	3/2/06	5,111	5,111	$1.00	(3)
		Senior secured loan ($406 par due 8/2012)	12.09% (Libor + 7.00%/B)	3/2/06	406	406	$1.00	(3)
		Senior secured loan ($350 par due 8/2012)	11.96% (Libor + 7.00%/Q)	3/2/06	350	350	$1.00	(3)
		Preferred stock (9,344 shares)		3/2/06	2,000	2,000	$214.04	(5)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets

The Teaching Company, LLC and The Teaching Company Holdings, Inc.(11)	Education publications provider	Senior secured loan ($28,000 par due 9/2012)	10.50%	9/29/06	28,000	28,000	$1.00
		Preferred stock (29,969 shares)		9/29/06	2,997	3,996	$133.33	(5)
		Common stock (15,393 shares)		9/29/06	3	4	$0.27	(5)

					127,679	130,406			11.57%

Education
ELC Acquisition Corporation	Developer, manufacturer and retailer of educational products	Senior secured loan ($2,707 par due 11/2012)	9.18% (Libor + 3.75%/Q)	11/30/06	2,707	2,707	$1.00
		Senior secured loan ($355 par due 11/2012)	9.18% (Libor + 3.75%/Q)	11/30/06	355	355	$1.00	(3)
		Junior secured loan ($8,333 par due 11/2013)	12.11% (Libor + 7.00%/Q)	11/30/06	8,333	8,333	$1.00	(3)

Equinox EIC Partners, LLC and MUA Management Company, Ltd.(1)(7)	Medical school operator	Senior secured revolving loan ($3,000 par due 12/2012)	11.36% (Libor + 6.00%/Q)	4/3/07	3,000	3,000	$1.00
		Senior secured revolving loan ($3,139 par due 12/2012)	12.75% (Base Rate + 5.00%/D)	4/3/07	3,139	3,139	$1.00
		Senior secured revolving loan ($2,000 par due 12/2012)	12.75% (Base Rate + 5.00%/D)	4/3/07	2,000	2,000	$1.00
		Senior secured revolving loan ($2,000 par due 12/2012)	11.24% (Libor + 6.00%/Q)	4/3/07	2,000	2,000	$1.00
		Senior secured loan ($5,475 par due 12/2012)	10.86% (Libor + 6.00%/Q)	4/3/07	5,475	5,475	$1.00
		Senior secured loan ($14,113 par due 12/2012)	11.11% (Libor + 6.00%/Q)	9/21/07	14,112	14,112	$1.00
		Senior secured loan ($7,450 par due 12/2012)	11.21% (Libor + 6.00%/Q)	4/3/07	7,450	7,450	$1.00	(3)
		Common membership interest (26.27% interest)		9/21/07	15,000	15,000		(5)

Instituto de Banca y Comercio, Inc.(8)	Private school operator	Senior secured revolving loan ($1,125 par due 3/2014)	8.10% (Libor + 3.00%/M)	3/15/07	1,125	1,125	$1.00
		Senior secured loan ($12,378 par due 3/2014)	9.96% (Libor + 5.00%/Q)	3/15/07	12,378	12,378	$1.00
		Senior secured loan ($11,940 par due 3/2014)	9.96% (Libor + 5.00%/Q)	3/15/07	11,940	11,940	$1.00	(3)

Lakeland Finance, LLC	Private school operator	Senior secured note ($18,000 par due 12/2012)	11.50%	12/13/05	18,000	18,000	$1.00
		Senior secured note ($15,000 par due 12/2012)	11.50%	12/13/05	15,000	15,000	$1.00	(2)

					122,014	122,014			10.83%

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Retail
Apogee Retail, LLC	For-profit thrift retailer	Senior secured loan ($9,373 par due 3/2012)	10.39% (Libor + 5.25%/S)	3/27/07	9,374	9,374	$1.00
		Senior secured loan ($19,850 par due 3/2012)	10.39% (Libor + 5.25%/S)	3/27/07	19,850	19,850	$1.00	(2)
		Senior secured loan ($11,910 par due 3/2012)	10.39% (Libor + 5.25%/S)	3/27/07	11,910	11,910	$1.00	(3)

Savers, Inc. and SAI Acquisition Corporation	For-profit thrift retailer	Senior subordinated note ($28,281 par due 8/2014)	10.00% cash, 2.00% PIK	8/8/06	28,281	28,281	$1.00	(2)(4)
		Common stock (1,170,182 shares)		8/8/06	4,500	4,500	$3.85	(5)

Things Remembered, Inc. and TRM Holdings Corporation	Personalized gifts retailer	Senior secured loan ($4,632 par due 9/2012)	9.95% (Libor + 4.75%/M)	9/28/06	4,632	4,632	$1.00	(3)
		Senior secured loan ($120 par due 9/2012)	11.00% (Base Rate + 3.75%/D)	9/28/06	120	120	$1.00	(3)
		Senior secured loan ($14,000 par due 9/2012)	11.20% (Libor + 6.00%/M)	9/28/06	14,000	14,000	$1.00	(2)
		Senior secured loan ($14,000 par due 9/2012)	11.20% (Libor + 6.00%/M)	9/28/06	14,000	14,000	$1.00
		Senior secured loan ($7,200 par due 9/2012)	11.20% (Libor + 6.00%/M)	9/28/06	7,200	7,200	$1.00	(3)
		Preferred stock (80 shares)		9/28/06	1,800	1,800	$22,500.00	(5)
		Common stock (800 shares)		9/28/06	200	200	$250.00	(5)

					115,867	115,867			10.28%

Beverage, Food and Tobacco
3091779 Nova Scotia Inc.(12)	Baked goods manufacturer	Junior secured loan (Cdn$14,000 par due 11/2012)	11.50%	11/2/07	14,850	14,021	$1.00	(12)
		Warrants to purchase 57,545 shares			—	—	$—	(5)

Apple & Eve, LLC and US Juice Partners, LLC(6)	Juice manufacturer	Senior secured revolving loan ($1,846 par due 10/2013)	10.93% (Libor + 6.00%/M)	10/5/07	1,846	1,846	$1.00
		Senior secured revolving loan ($1,000 par due 10/2013)	10.93% (Libor + 6.00%/M)	10/5/07	1,000	1,000	$1.00
		Senior secured loan ($33,915 par due 10/2013)	10.93% (Libor + 6.00%/M)	10/5/07	33,915	33,915	$1.00
		Senior secured loan ($11,970 par due 10/2013)	10.93% (Libor + 6.00%/M)	10/5/07	11,970	11,970	$1.00	(3)
		Senior units (50,000 units)		10/5/07	5,000	5,000	$100.00	(5)
Best Brands Corporation	Baked goods manufacturer	Junior secured loan ($27,115 par due 6/2013)	17.23% (Libor + 12.00%/Q)	12/14/06	27,115	27,115	$1.02	(2)
		Junior secured loan ($12,168 par due 6/2013)	17.23% (Libor + 12.00%/Q)	12/14/06	12,168	12,168	$1.02	(3)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets

Charter Baking Company, Inc.	Baked goods manufacturer	Preferred stock (6,258 shares)		9/1/06	2,500	2,500	$399.49	(5)

					110,365	109,536			9.72%

Services—Other
American Residential Services, LLC	Plumbing, heating and air-conditioning services	Junior secured loan ($20,101 par due 4/2015)	10.00% Cash, 2.00% PIK	4/17/07	20,101	20,101	$1.00	(4)

Diversified Collection Services, Inc.	Collections services	Senior secured loan ($874 par due 8/2011)	10.60% (Libor + 5.75%/M)	2/2/05	769	761	$0.87
		Senior secured loan ($4,897 par due 8/2011)	10.60% (Libor + 5.75%/M)	2/2/05	4,897	4,260	$0.87	(3)
		Senior secured loan ($1,742 par due 2/2011)	13.35% (Libor + 8.50%/M)	2/2/05	1,742	1,359	$0.78	(2)
		Senior secured loan ($6,758 par due 8/2011)	13.35% (Libor + 8.50%/M)	2/2/05	6,758	5,271	$0.78	(3)
		Preferred stock (14,927 shares)		5/18/06	169	—	$—	(5)
		Common stock (114,004 shares)		2/2/05	295	—	$—	(5)

GCA Services Group, Inc.	Custodial services	Senior secured loan ($30,000 par due 12/2011)	12.00%	12/15/06	30,000	30,000	$1.00	(2)
		Senior secured loan ($12,000 par due 12/2011)	12.00%	12/15/06	12,000	12,000	$1.00	(3)

Growing Family, Inc. and GFH Holdings, LLC	Photography services	Senior secured revolving loan ($500 par due 8/2011)	8.02% (Libor + 3.00%/Q)	3/16/07	500	480	$0.96
		Senior secured revolving loan ($763 par due 8/2011)	8.26% (Libor + 3.00%/Q)	3/16/07	763	732	$0.96
		Senior secured loan ($367 par due 8/2011)	8.56% (Libor + 3.50%/Q)	3/16/07	367	352	$0.96
		Senior secured loan ($9,646 par due 8/2011)	8.56% (Libor + 3.50%/Q)	3/16/07	9,646	9,260	$0.96	(3)
		Senior secured loan ($71 par due 8/2011)	8.47% (Libor + 3.50%/Q)	3/16/07	71	68	$0.96
		Senior secured loan ($1,854 par due 8/2011)	8.47% (Libor + 3.50%/Q)	3/16/07	1,854	1,780	$0.96	(3)
		Senior secured loan ($3,575 par due 8/2011)	10.97% (Libor + 6.00%/Q)	3/16/07	3,576	3,147	$0.88
		Senior secured loan ($52 par due 8/2011)	10.97% (Libor + 6.00%/Q)	3/16/07	52	46	$0.88
		Common stock (552,430 shares)		3/16/07	872	90	$0.16	(5)

NPA Acquisition, LLC	Powersport vehicle auction operator	Junior secured loan ($12,000 par due 2/2013)	12.50% (Base Rate + 5.25%/D)	8/23/06	12,000	12,000	$1.00	(3)
		Common units (1,709 units)		8/23/06	1,000	1,500	$877.71	(5)

					107,432	103,207			9.16%

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets

Consumer Products—Non-Durable
Badanco Enterprises, Inc.	Luggage manufacturer	Senior secured revolving loan ($2,150 par due 1/2012)	10.50% (Base Rate + 3.25%/D)	1/24/07	2,150	2,150	$1.00
		Senior secured loan ($313 par due 1/2012)	10.50% (Base Rate + 3.25%/D)	1/24/07	312	312	$1.00	(3)
		Senior secured loan ($5,938 par due 1/2012)	9.37% (Libor + 4.50%/M)	1/24/07	5,937	5,937	$1.00	(3)
		Senior secured loan ($4,375 par due 1/2012)	9.39% (Libor + 4.50%/B)	1/24/07	4,375	4,375	$1.00	(3)

Innovative Brands, LLC	Consumer products and personal care manufacturer	Senior Secured Loan ($12,838 par due 9/2011)	11.13%	10/12/06	12,838	12,838	$1.00
		Senior Secured Loan ($11,880 par due 9/2011)	11.13%	10/12/06	11,880	11,880	$1.00	(3)

Making Memories Wholesale, Inc.(6)	Scrapbooking branded products manufacturer	Senior secured loan ($7,125 par due 3/2011)	9.75% (Base Rate + 2.50%/D)	5/5/05	7,125	7,125	$1.00	(3)
		Senior subordinated loan ($10,465 par due 5/2012)	12.00% cash, 4.00% PIK	5/5/05	10,465	6,802	$0.65	(2)(4)(14)
		Preferred stock (3,759 shares)		5/5/05	3,759	—	$—	(5)

Shoes for Crews, LLC	Safety footwear and slip-related mats	Senior secured revolving loan ($2,333 par due 7/2010)	9.25% (Base Rate + 2.00%/D)	6/16/06	2,333	2,333	$1.00
		Senior secured loan ($971 par due 7/2010)	7.72% (Libor + 3.00%/S)	10/8/04	971	971	$1.00	(3)
		Senior secured loan ($75 par due 7/2010)	9.25% (Base Rate + 2.00%/D)	10/8/04	75	75	$1.00	(3)

The Thymes, LLC(7)	Cosmetic products manufacturer	Preferred stock (7,188 shares)	8.00% PIK	6/21/07	7,189	7,189	$1,000.02	(4)
		Common stock (6,850 shares)		6/21/07	—	—	$—	(5)

Wear Me Apparel, LLC(6)	Clothing manufacturer	Senior subordinated notes ($22,500 par due 4/2013)	12.60% cash, 1.00% PIK	4/2/07	22,559	22,559	$1.00	(2)(4)
		Common stock (10,000 shares)		4/2/07	10,000	2,000	$200.00	(5)

					101,968	86,546			7.68%

Environmental Services
AWTP, LLC	Water treatment services	Junior secured loan ($1,608 par due 12/2012)	13.43% (Libor + 8.50%/Q)	12/23/05	1,612	1,612	$1.00
		Junior secured loan ($12,061par due 12/2012)	13.43% (Libor + 8.50%/Q)	12/23/05	12,061	12,061	$1.00	(3)

Mactec, Inc.	Engineering and environmental services	Common stock (16 shares)		11/3/04	—	—	$20.78	(5)
		Common stock (5,556 shares)		11/3/04	—	116	$20.78	(5)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets

Sigma International Group, Inc.	Water treatment parts manufacturer	Junior secured loan ($1,833 par due 10/13)	12.37% (Libor + 7.50%/Q)	10/11/07	1,834	1,833	$1.00
		Junior secured loan ($4,000 par due 10/13)	12.37% (Libor + 7.50%/Q)	10/11/07	4,000	4,000	$1.00	(3)
		Junior secured loan ($2,750 par due 10/13)	12.73% (Libor + 7.50/M)	11/1/07	2,750	2,750	$1.00
		Junior secured loan ($6,000 par due 10/13)	12.73% (Libor + 7.50/M)	11/1/07	6,000	6,000	$1.00	(3)
		Junior secured loan ($917 par due 10/13)	12.29% (Libor + 7.50%/S)	11/6/07	917	917	$1.00
		Junior secured loan ($2,000 par due 10/13)	12.29% (Libor + 7.50%/S)	11/6/07	2,000	2,000	$1.00	(3)

Waste Pro USA, Inc.	Waste management services	Senior subordinated loan ($25,000 par due 11/2013)	11.50%	11/9/06	25,000	25,000	$1.00	(2)
		Preferred stock (15,000 shares)	10.00% PIK	11/9/06	15,000	15,000	$1,000.00	(4)
		Warrants to purchase (882,671 shares)		11/9/06	—	4,000	$4.53	(5)

Wastequip, Inc.(6)	Waste management equipment manufacturer	Senior subordinated loan ($12,602 par due 2/2015)	12.00%	2/5/07	12,731	10,211	$0.81
		Common stock (13,889 shares)		2/2/07	1,389	694	$50.00	(5)

					85,294	86,194			7.65%

Manufacturing
Arrow Group Industries, Inc.	Residential and outdoor shed manufacturer	Senior secured loan ($5,616 par due 4/2010)	10.20% (Libor + 5.00%/Q)	3/28/05	5,649	5,616	$1.00	(3)

Emerald Performance Materials, LLC	Polymers and performance materials manufacturer	Senior secured loan ($10,164 par due 5/2011)	9.00% (Base Rate + 1.75%/D)	5/16/06	10,164	10,164	$1.00	(3)
		Senior secured loan ($1,523 par due 5/2011)	10.75% (Base Rate + 3.50%/D)	5/16/06	1,523	1,523	$1.00	(3)
		Senior secured loan ($4,411 par due 5/2011)	13.00%	5/16/06	4,422	4,422	$1.00

Qualitor, Inc.	Automotive aftermarket components supplier	Senior secured loan ($1,775 par due 12/2011)	9.08% (Libor + 4.25%/Q)	12/29/04	1,775	1,775	$1.00	(3)
		Junior secured loan ($5,000 par due 6/2012)	12.08% (Libor + 7.25%/Q)	12/29/04	5,000	5,000	$1.00	(3)

Reflexite Corporation(7)	Developer and manufacturer of high-visibility reflective products	Common Stock (1,821,860 shares)		3/28/06	27,435	54,666	$30.01	(5)

Saw Mill PCG Partners LLC	Precision components manufacturer	Common units (1,000 units)		2/2/07	1,000	400	$400.00	(5)

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets

Universal Trailer Corporation(6)	Livestock and specialty trailer manufacturer	Common stock (50,000 shares)		10/8/04	6,425	485	$9.69	(5)
		Warrants to purchase 22,208 shares		10/8/04	1,506	215	$9.69	(5)

					64,899	84,266			7.48%

Restaurants
ADF Capital, Inc. & ADF Restaurant Group, LLC	Restaurant owner and operator	Senior secured revolving loan ($2,000 par due 11/2013)	8.88% (Libor + 3.50%/Q)	11/27/06	2,000	2,000	$1.00
		Senior secured revolving loan ($2,237 par due 11/2013)	9.75% (Base Rate + 2.50%/D)	11/27/06	2,237	2,237	$1.00
		Senior secured loan ($19,606 par due 11/2012)	13.88% (Libor + 8.50%/Q)	11/27/06	19,606	19,606	$1.00
		Senior secured loan ($990 par due 11/2012)	13.88% (Libor + 8.50%/Q)	11/27/06	990	990	$1.00	(2)
		Senior secured loan ($14,054 par due 11/2012)	13.88% (Libor + 8.50%/Q)	11/27/06	14,054	14,054	$1.00	(3)
		Promissory note ($10,713 par due 11/2016)	10.00% PIK	6/1/06	10,713	10,725	$1.00	(4)
		Warrants to purchase (.61 shares)		6/1/06	—	—	$—	(5)

Encanto Restaurants, Inc.(8)	Restaurant owner and operator	Junior secured loan ($24,352 par due 8/2013)	7.50% Cash, 3.50% PIK	8/16/06	24,352	24,352	$1.00	(4)
		Junior secured loan ($1,015 par due 8/2013)	7.50% Cash, 3.50% PIK	8/16/06	1,015	1,015	$1.00	(3)(4)

					74,967	74,979			6.66%

Containers—Packaging
Captive Plastics, Inc.	Plastics container manufacturer	Junior secured loan ($3,500 par due 2/2012)	12.34% (Libor + 7.25%/Q)	12/19/05	3,500	3,500	$1.00
		Junior secured loan ($12,000 par due 2/2012)	12.34% (Libor + 7.25%/Q)	12/19/05	12,000	12,000	$1.00	(3)

Industrial Container Services, LLC(6)	Industrial container manufacturer, reconditioner and servicer	Senior secured revolving loan ($1,859 par due 9/2011)	10.25% (Base Rate + 3.00%/D)	6/21/06	1,859	1,859	$1.00
		Senior secured revolving loan ($4,130 par due 9/2011)	8.93% (Libor + 4.00%/M)	6/21/06	4,130	4,130	$1.00
		Senior secured loan ($5,897 par due 9/2011)	8.93% (Libor + 4.00%/M)	9/30/05	5,897	5,897	$1.00
		Senior secured loan ($990 par due 9/2011)	8.93% (Libor + 4.00%/M)	6/21/06	990	990	$1.00	(2)
		Senior secured loan ($15,161 par due 9/2011)	8.93% (Libor + 4.00%/M)	6/21/06	15,161	15,161	$1.00	(3)
		Common stock (1,800,000 shares)		9/29/05	1,800	5,000	$2.78	(5)

					45,337	48,537			4.31%

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Aerospace & Defense
AP Global Holdings, Inc.	Safety and security equipment manufacturer	Senior secured loan ($20,000 par due 10/2013)	9.73% (Libor + 4.50%/M)	11/8/07	19,607	20,000	$1.00

ILC Industries, Inc.	Industrial products provider	Junior secured loan ($12,000 par due 8/2012)	11.50%	6/27/06	12,000	12,000	$1.00	(3)

Thermal Solutions LLC and TSI Group, Inc.	Thermal management and electronics packaging manufacturer	Senior secured loan ($2,797 par due 3/2012)	10.50% (Base Rate + 3.25%/D)	3/28/05	2,797	2,752	$0.98	(3)
		Senior secured loan ($1,182 par due 3/2011)	10.00% (Base Rate + 2.75%/D)	3/28/05	1,182	1,164	$0.98	(3)
		Senior subordinated notes ($2,049 par due 9/2012)	11.50% cash, 2.75% PIK	3/28/05	2,068	2,017	$0.98	(4)
		Senior subordinated notes ($3,235 par due 9/2012)	11.50% cash, 2.75% PIK	3/28/05	3,237	3,185	$0.98	(2)(4)
		Senior subordinated notes ($2,613 par due 3/2013)	11.50% cash, 2.50% PIK	3/21/06	2,613	2,517	$0.96	(2)(4)
		Preferred stock (71,552 shares)		3/28/05	716	693	$9.69	(5)
		Common stock (1,460,246 shares)		3/28/05	15	14	$0.01	(5)

					44,235	44,342			3.94%

Computers and Electronics
RedPrairie Corporation	Software manufacturer	Junior secured loan ($6,500 par due 1/2013)	11.39% (Libor + 6.50%/Q)	7/13/06	6,500	6,500	$1.00
		Junior secured loan ($12,000 par due 1/2013)	11.39% (Libor + 6.50%/Q)	7/13/06	12,000	12,000	$1.00	(3)

X-rite, Incorporated	Artwork software manufacturer	Junior secured loan ($4,800 par due 7/2013)	12.38% (Libor + 7.50%/Q)	7/6/06	4,800	4,800	$1.00
		Junior secured loan ($12,000 par due 7/2013)	12.38% (Libor + 7.50%/Q)	7/6/06	12,000	12,000	$1.00	(3)

					35,300	35,300			3.13%

Health Clubs
Athletic Club Holdings, Inc.(13)	Premier health club operator	Senior secured loan ($29,424 par due 10/2013)	9.63% (Libor + 4.50%/Q)	10/11/07	29,424	29,424	$1.00
		Senior secured loan ($4,488 par due 10/2013)	9.63% (Libor + 4.50%/Q)	10/11/07	4,488	4,488	$1.00	(3)
		Senior secured loan ($50 par due 10/2013)	9.47% (Libor + 4.50%/Q)	10/11/07	50	50	$1.00
		Senior secured loan ($8 par due 10/2013)	9.47% (Libor + 4.50%/Q)	10/11/07	8	8	$1.00	(3)
		Senior secured loan ($26 par due 10/2013)	10.75% (Libor + 3.50%/Q)	10/11/07	26	26	$1.00
		Senior secured loan ($4 par due 10/2013)	10.75% (Libor + 3.50%/Q)	10/11/07	4	4	$1.00	(3)

					34,000	34,000			3.02%

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Grocery
Planet Organic Health Corp.(8)	Organic grocery store operator	Senior secured loan ($7,000 par due 7/2014)	10.45% (Libor + 5.50%/Q)	7/3/07	7,000	7,000	$1.00
		Senior secured loan ($10,500 par due 7/2014)	10.45% (Libor + 5.50%/Q)	7/3/07	10,500	10,500	$1.00	(3)
		Senior subordinated loan ($9,332 par due 7/2012)	11.00% Cash, 2.00% PIK	7/3/07	9,332	9,332	$1.00	(4)

					26,832	26,832			2.38%

Cargo Transport
The Kenan Advantage Group, Inc.	Fuel transportation provider	Senior subordinated notes ($9,524 par due 12/2013)	9.50% cash, 3.50% PIK	12/15/05	9,524	9,524	$1.00	(2)(4)
		Senior secured loan ($2,450 par due 12/2011)	7.58% (Libor + 2.75%/Q)	12/15/05	2,450	2,205	$0.90	(3)
		Preferred stock (10,984 shares)		12/15/05	1,098	1,293	$117.72	(5)
		Common stock (30,575 shares)		12/15/05	31	36	$1.18	(5)

					13,103	13,058			1.16%

Consumer Products—Durable
Direct Buy Holdings, Inc. and Direct Buy Investors LP(6)	Membership-based buying club franchisor and operator from the manufacturer	Senior secured loan ($2,500 par due 11/2012)	9.74% (Libor + 4.50%/M)	12/14/07	2,400	2,400	$0.96
		Partnership interests (19.31% interest)		11/30/07	10,000	10,000	$100.00	(5)

					12,400	12,400			1.10%

Housing—Building Materials
HB&G Building Products	Synthetic and wood product manufacturer	Senior subordinated loan ($8,838 par due 3/2011)	13.00% cash, 3.00% PIK	10/8/04	8,826	8,839	$1.00	(2)(4)
		Common stock (2,743 shares)		10/8/04	753	377	$137.24	(5)
		Warrants to purchase 4,464 shares		10/8/04	653	326	$73.09	(5)

					10,232	9,542			0.85%

Telecommunications
American Broadband Communications, LLC and American Broadband Holding Company	Broadband communication services	Senior subordinated loan ($9,327 par due 11/2014)	8.00% cash, 8.00% PIK	11/7/07	9,327	9,327	$1.00	(4)
		Warrants to purchase 170 shares		11/7/07	—	—	$—	(5)

					9,327	9,327			0.83%

Total					$1,795,621	$1,774,202

(1)
Other than our investments in Equinox EIC Partners, LLC, Ivy Hill Middle Market Credit Fund, Ltd., LVCG Holdings LLC, Reflexite Corporation and The Thymes, LLC, we do not "Control" any of our portfolio companies, as defined in the Investment Company Act. In general, under the Investment Company Act, we would "Control" a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. All of our portfolio company investments are subject to legal restriction on sales which as of December 31, 2007 represented 158% of the Company's net assets.

(2)
Pledged as collateral for the CP Funding Facility and unless otherwise noted, all other investments are pledged as collateral for the Revolving Credit Facility (see Note 8 to the consolidated financial statements).

(3)
Pledged as collateral for the ARCC CLO and unless otherwise noted, all other investments are pledged as collateral for the Revolving Credit Facility (see Note 8 to the consolidated financial statements).

(4)
Has a payment-in-kind interest feature (see Note 2 to the consolidated financial statements).

(5)
Non-income producing at December 31, 2007.

(6)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities. Transactions during the period for the year ended December 31, 2007 in which the issuer was an Affiliate (but not a portfolio company that we "Control") are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains/losses	Net unrealized gains/losses
Abingdon Investments Limited	$—	$—	$—	$—	$—	$1,224	$—	$—	$(1,288)
Apple & Eve, LLC and US Juice Partners, LLC	$74,846	$115	$21,000	$1,648	$1,353	$—	$13	$—	$—
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$135,930	$—	$72,500	$3,571	$2,598	$—	$149	$—	$—
Daily Candy, Inc.	$—	$2,569	$10,000	3,068	$—	$—	$—	$—	$2,654
Direct Buy Holdings, Inc. and Direct Buy Investors LP	$12,400	$—	$—	$12	$—	$—	$—	$—	$—
Firstlight Financial Corporation	$40,000	$—	$—	$4,944	$38	$—	$750	$—	$(10,000)
Imperial Capital Group, LLC	$15,000	$—	$—	$—	$300	$201	$—	$—	$—
Industrial Container Services, LLC	$9,665	$9,476	$16,000	$3,171	$—	$—	$154	$—	$3,200
Investor Group Services, LLC	$400	$1,400	$—	$301	$—	$—	$38	$—	$—
Pillar Holdings LLC and PHL Holding Co.	$59,500	$—	$—	$678	$1,056	$—	$15	$—	$—
Primis Marketing Group, Inc. and Primis Holdings, LLC	$—	$—	$—	$861	$—	$—	$—	$—	$(5,636)
Making Memories Wholesale, Inc.	$—	$633	$—	$1,999	$—	$—	$—	$—	$(4,983)
Universal Trailer Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$(7,230)
VSS-Tranzact Holdings, LLC	$10,000	$—	$—	$—	$—	$—	$—	$—	$—
Wastequip, Inc.	$13,889	$27,000	$—	$1,118	$—	$—	$—	$—	$(3,215)
Wear Me Apparel, LLC	$32,500	$—	$—	$2,321	$325	$63	$25	$—	$(8,000)
(7)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended December 31, 2007 in which the issuer was both an Affiliate and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains/losses	Net unrealized gains/losses
Equinox EIC Partners, LLC	$94,239	$32,270	$22,500	$3,796	$2,734	$—	$19	$3,488	$—
Ivy Hill Middle Market Credit Fund, Ltd.	$56,000	$—	$—	$501	$—	$—	$45	$—	$—
LVCG Holdings, LLC	$6,600	$—	$—	$—	$—	$—	$—	$—	$—
Reflexite Corporation	$1,752	$10,682	$—	$452	$—	$121	$—	$320	$27,231
The Thymes, LLC	$6,925	$—	$75	$339	$165	$—	$—	$—	$—
(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(9)
Non-registered investment company.

(10)
A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either Libor or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset semi-annually (S), quarterly (Q), bi-monthly (B) monthly (M) or daily (D). For each such loan, we have provided the current interest rate in effect at December 31, 2007.

(11)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $23.3 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

(12)
Principal amount denominated in Canadian dollars has been translated into U.S. dollars (see Note 2).

(13)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $25.0 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

(14)
Loan was on non-accrual status as of December 31, 2007.

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

(dollar amounts in thousands, except per share data)

	Common Stock			Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain on Sale of Investments	Net Unrealized (Depreciation) Appreciation of Investments
			Capital in Excess of Par Value				Total Stockholders' Equity
	Shares	Amount
Balance at December 31, 2005	37,909,484	$38	$559,193	$—	$5,765	$4,617	$569,613

Issuance of common stock from add-on offerings (net of offering and underwriting costs)	13,511,250	14	211,739	—	—	—	211,753
Shares issued in connection with dividend reinvestment plan	615,793	—	10,702	—	—	—	10,702
Net increase in stockholders' equity resulting from operations	—	—	—	56,632	27,616	(14,553)	69,695
Dividend declared ($1.64 per share)	—	—	—	(56,632)	(15,697)	—	(72,329)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles	—	—	3,559	7,038	(10,597)	—	—

Balance at December 31, 2006	52,036,527	$52	$785,193	$7,038	$7,087	$(9,936)	$789,434

Issuance of common stock from add-on offerings (net of offering and underwriting costs)	19,961,578	20	344,146	—	—	—	344,166
Shares issued in connection with dividend reinvestment plan	685,985	1	11,613	—	—	—	11,614
Net increase in stockholders' equity resulting from operations	—	—	—	94,949	6,544	(10,661)	90,832
Dividend declared ($1.66 per share)	—	—	—	(97,864)	(13,631)	—	(111,495)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles	—	—	(4,353)	2,882	1,471	—	—

Balance at December 31, 2007	72,684,090	$73	$1,136,599	$7,005	$1,471	$(20,597)	$1,124,551

Issuance of common stock from transferable rights offering (net of offering and dealer manager costs)	24,228,030	24	259,777	—	—	—	259,801
Shares issued in connection with dividend reinvestment plan	240,700	—	2,922	—	—	—	2,922
Net decrease in stockholders' equity resulting from operations	—	—	—	126,992	6,371	(272,818)	(139,455)
Dividend declared ($1.68 per share)	—	—	—	(145,098)	(7,842)	—	(152,940)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles	—	—	(3,340)	3,464	(124)	—	—

Balance at December 31, 2008	97,152,820	$97	$1,395,958	$(7,637)	(124)	$(293,415)	$1,094,879

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(dollar amounts in thousands)

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
OPERATING ACTIVITIES:
Net (decrease) increase in stockholders' equity resulting from operations	$(139,455)	$90,832	$69,695
Adjustments to reconcile net (decrease) increase in stockholders' equity resulting from operations to net cash used by operating activities:
Net realized gains from investment and foreign currency transactions	(6,557)	(6,544)	(27,616)
Net unrealized (losses) from investment and foreign currency transactions	272,818	10,661	14,553
Net accretion of discount on securities	(1,307)	(1,266)	(673)
Increase in accrued payment-in-kind dividends and interest	(32,816)	(16,231)	(6,289)
Amortization of debt issuance costs	2,210	1,858	1,822
Depreciation	503	410	259
Proceeds from sale and redemption of investments	497,285	725,181	458,244
Purchases of investments	(925,945)	(1,311,301)	(1,033,016)
Changes in operating assets and liabilities:
Interest receivable	6,183	(13,609)	(4,293)
Other assets	(2,009)	(917)	(2,336)
Management and incentive fees payable	19,948	556	9,007
Accounts payable and accrued expenses	1,035	3,488	805
Interest and facility fees payable	(900)	2,725	1,731
Interest payable to the Investment Adviser	—	—	(154)

Net cash used by operating activities	(309,007)	(514,157)	(518,261)

FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	259,801	344,166	211,753
Borrowings on debt	951,000	713,350	977,000
Repayments on credit facility payable	(721,200)	(513,000)	(513,000)
Credit facility financing costs	(3,139)	(875)	(5,574)
Underwriting costs payable to the Investment Adviser	—	—	(2,475)
Dividends paid in cash	(109,214)	(99,882)	(74,516)

Net cash provided by financing activities	377,248	443,759	593,188

CHANGE IN CASH AND CASH EQUIVALENTS	68,241	(70,398)	74,927
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	21,142	91,540	16,613

CASH AND CASH EQUIVALENTS, END OF PERIOD	$89,383	$21,142	$91,540

Supplemental Information:
Interest paid during the period	$34,421	$31,752	$14,358
Taxes paid during the period	$1,601	$1,272	$4,519
Dividends declared during the period	$152,940	$111,495	$72,329

See accompanying notes to consolidated financial statements.

 ARES CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of December 31, 2008

(dollar amounts in thousands, except per share data and as otherwise indicated)

1.     ORGANIZATION

        Ares Capital Corporation (the "Company" or "ARCC" or "we") is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a business development company under the Investment Company Act of 1940 (the "Investment Company Act"). We were incorporated on April 16, 2004 and were initially funded on June 23, 2004. On October 8, 2004, we completed our initial public offering (the "IPO"). On the same date, we commenced substantial investment operations.

        The Company has elected to be treated as a regulated investment company, or a "RIC", under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and operates in a manner so as to qualify for the tax treatment applicable to RICs. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component like warrants, and, to a lesser extent, in equity investments in private middle market companies.

        We are externally managed by Ares Capital Management LLC (the "investment adviser"), an affiliate of Ares Management LLC ("Ares Management"), an independent international investment management firm. Ares Operations LLC ("Ares Administration" or the "administrator"), an affiliate of Ares Management, provides the administrative services necessary for us to operate (the "Administration Agreement").

2.     SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

        The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States, and include the accounts of the Company and its wholly owned subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

  Cash and Cash Equivalents

        Cash and cash equivalents include short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

  Concentration of Credit Risk

        The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

  Investments

        Investment transactions are recorded on the trade date. Realized gains or losses are computed using the specific identification method. Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on the input of our management and audit committee and independent valuation firms that have been engaged at the direction of the board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12 month period and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, with approximately 50% (based on value) of our valuations of portfolio companies without readily available market quotations subject to review by an independent valuation firm.

        As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison of the portfolio company's securities to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation.

        Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, based on the input of our management and audit committee and independent valuation firms under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which we have recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

        With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuation conclusions are then documented and discussed by our management.

  •
  The audit committee of our board of directors reviews these preliminary valuations, as well as the input of independent valuation firms with respect to the valuations of approximately 50% (based on value) of our portfolio companies without readily available market quotations.

  •
  The board of directors discusses valuations and determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on the input of our management and audit committee and independent valuation firms.

        Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), which expands the application of fair value accounting for investments (see Note 9 to the consolidated financial statements).

  Interest Income Recognition

        Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums.

        Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this if the loan has sufficient collateral value and is in the process of collection. As of December 31, 2008, 4.4% of total investments at amortized cost (or 1.6% at fair value), were on non-accrual status. As of December 31, 2007, 1.2% of total investments at amortized cost or (0.9% at fair value), were placed on non-accrual status.

  Payment-in-Kind Interest

        The Company has loans in its portfolio that contain a payment-in-kind ("PIK") provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash. For the years ended December 31, 2008, 2007 and 2006, $32,816, $16,231, and $6,289, respectively, in PIK income were recorded.

  Capital Structuring Service Fees and Other Income

        The Company's Investment Adviser seeks to provide assistance to our portfolio companies in connection with the Company's investments and in return the Company may receive fees for capital structuring services. These fees are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's Investment Adviser provides vary by investment, but generally consist of reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan. The Company's Investment Adviser may also take a seat on the board of directors of a portfolio company, or observe the meetings of the board of directors without taking a formal seat.

        Other income includes fees for asset management, consulting, loan guarantees, commitments and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

  Foreign Currency Translation

        The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Market value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

  (2)
  Purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions, income or expenses.

        Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuation and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

  Accounting for Derivative Instruments

        The Company does not utilize hedge accounting and marks its derivatives to market through operations.

  Offering Expenses

        The Company's offering costs are charged against the proceeds from equity offerings when received. For the years ended December 31, 2008, 2007 and 2006, the Company incurred approximately $1,414, $900, and $900 in offering costs, respectively.

  Debt Issuance Costs

        Debt issuance costs are being amortized over the life of the related credit facility using the straight line method, which closely approximates the effective yield method.

  U.S. Federal Income Taxes

        The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. The Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes.

        Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the year ended December 31, 2008, a net benefit of $100 was recorded for U.S. federal excise tax. For the years ended December 31, 2007 and 2006, provisions of approximately $100 and $570, respectively, were recorded for U.S. federal excise tax. As of December 31, 2008, $550 related to accrued excise tax was unpaid and included in accounts payable on the accompanying consolidated balance sheet.

        Certain of our wholly owned subsidiaries are subject to U.S. Federal and state income taxes. For the year ended December 31, 2008, we recorded a tax benefit of approximately $100 for these subsidiaries. For the year ended December 31, 2007, we recorded a tax benefit of approximately $900 for these subsidiaries. For the year ended December 31, 2006, we recorded a tax provision of $4,400 for these subsidiaries.

  Dividends

        Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by the board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for investment.

        We have adopted a dividend reinvestment plan that provides for reinvestment of any distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not opted out of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividend. While we generally use primarily newly issued shares to implement the plan (especially if our shares are trading at a premium to net asset value), we may purchase shares in the open market in connection with our obligations under the plan. In particular, if our shares are trading at a significant enough discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan.

  Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

  New Accounting Pronouncements

        On October 10, 2008, FASB Staff Position No. 157-3—Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active, or "FSP 157-3", was issued. FSP 157-3 provides an illustrative example of how to determine the fair value of a financial asset in an inactive market. FSP 157-3 does not change the fair value measurement principles set forth in SFAS 157 (see Note 9 for a description of SFAS 157). Since adopting SFAS 157 in January 2008, our process for determining the fair value of our investments has been, and continues to be, consistent with the guidance provided in the example in FSP 157-3. As a result, the adoption of FSP 157-3 did not affect our process for determining the fair value of our investments and did not have a material effect on our financial position or results of operations.

3.     AGREEMENTS

  Investment Advisory and Management Agreement

        The Company is party to an investment advisory and management agreement, the "investment advisory and management agreement" with Ares Capital Management. Subject to the overall supervision of our board of directors, Ares Capital Management provides investment advisory services to the Company. For providing these services, Ares Capital Management receives a fee from us, consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.5% based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

        The incentive fee has two parts. One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities, accrued income that we have not yet received in cash. The investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued interest that we never actually receive.

        Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 2.00% per quarter. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

        We pay the investment adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.50% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.50%) as the "catch-up" provision. The "catch-up" is meant to provide our investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.50% in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.50% in any calendar quarter.

        These calculations are adjusted for any share issuances or repurchases during the quarter.

        The second part of the incentive fee, the "Capital Gains Fee", is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains, in each case calculated from October 8, 2004. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20.0% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

        The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.

        The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Company's portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

        The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company's portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

        We defer cash payment of any incentive fee otherwise earned by the investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to the stockholders of the Company and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 8.0% of our net assets at the beginning of such period. These calculations were appropriately pro rated during the first three calendar quarters following October 8, 2004 and are adjusted for any share issuances or repurchases.

        For the year ended December 31, 2008, we incurred $30,463 in base management fees, $31,748 in incentive management fees related to pre-incentive fee net investment income and no incentive management fees related to realized capital gains. As of December 31, 2008, $32,989 was unpaid and included in "management and incentive fees payable" in the accompanying consolidated balance sheet. Payment of $25,255 in incentive management fees for the year ended December 31, 2008 will be deferred pursuant to the investment advisory and management agreement.

        For the year ended December 31, 2007, we incurred $23,531 in base management fees, $23,522 in incentive management fees related to pre-incentive fee net investment income and no incentive management fees related to realized capital gains. As of December 31, 2007, $13,041 was unpaid and included in "management and incentive fees payable" in the accompanying consolidated balance sheet.

        For the year ended December 31, 2006, we incurred $13,646 in base management fees, $16,068 in incentive management fees related to pre-incentive fee net investment income and $3,448 in incentive management fees related to realized capital gains.

  Administration Agreement

        We are also party to a separate administration agreement, the "administration agreement," with our administrator, Ares Administration. Our board of directors approved the continuation of our administration agreement on May 29, 2008, which extended the term of the agreement until June 1, 2009. Pursuant to the administration agreement, Ares Administration furnishes us with office equipment and clerical, bookkeeping and record keeping services. Under the administration agreement, Ares Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Ares Administration assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the administration agreement, Ares Administration also provides, on our behalf, managerial assistance to those portfolio companies to which we are required to provide such assistance. Payments under the administration agreement are equal to an amount based upon our allocable portion of Ares Administration's overhead in performing its obligations under the administration agreement, including our allocable portion of the cost of our officers (including our chief compliance officer, chief financial officer, secretary and treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60-days' written notice to the other party.

        For the years ended December 31, 2008, 2007 and 2006, we incurred $2,701, $997, and $953 in administrative fees, respectively. As of December 31, 2008, $999 was unpaid and included in "accounts payable and accrued expenses" in the accompanying consolidated balance sheet.

4.     EARNINGS PER SHARE

        The following information sets forth the computations of basic and diluted net increase in stockholders' equity per share resulting from the years ended December 31, 2008, 2007 and 2006 (dollar amounts in thousands except share and per share data):

	2008	2007	2006
Numerator for basic and diluted net (decrease) increase in stockholders' equity resulting from operations per share:	$(139,455)	$90,832	$69,695
Denominator for basic and diluted net (decrease) increase in stockholders' equity resulting from operations per share:	89,666,243	67,676,498	43,978,853
Basic and diluted net (decrease) increase in stockholders' equity resulting from operations per share:	$(1.56)	$1.34	$1.58

        In accordance with Statement of Financial Accounting Standards No. 128, Earnings per Share ("SFAS 128"), the weighted average shares of common stock outstanding used in computing basic and diluted net increase in stockholders' equity resulting from operations per share for the years ended December 31, 2008, 2007 and 2006 have been adjusted retroactively by a factor of 1.02% to recognize the bonus element associated with rights to acquire shares of common stock that we issued to stockholders of record as of March 24, 2008 in connection with a rights offering. See Note 13 for more information on the transferable rights offering.

5.     INVESTMENTS

        Under the Investment Company Act, we are required to separately identify non-controlled investments where we own more than 5% of a portfolio company's outstanding voting securities as "affiliated companies." In addition, under the Investment Company Act, we are required to separately identify investments where we own more than 25% of a portfolio company's outstanding voting securities as "control affiliated companies." We had no existing control relationship with any of the portfolio companies identified as "affiliated companies" or "control affiliated companies" prior to making the indicated investment.

        For the year ended December 31, 2008, the Company funded $529.3 million aggregate principal amount of senior term debt, $336.3 million aggregate principal amount of senior subordinated debt and $60.4 million of investments in equity securities.

        In addition, for the year ended December 31, 2008, $345.8 million aggregate principal amount of senior term debt and $19.5 million of senior subordinated debt were redeemed. Additionally, $103.0 million aggregate principal amount of senior term debt, $9.5 million of senior subordinated debt and $7.4 million of investments in equity securities were sold.

        As of December 31, 2008, investments and cash and cash equivalents consisted of the following:

	Amortized Cost	Fair Value
Cash and cash equivalents	$89,383	$89,383
Senior term debt	1,165,460	1,055,089
Senior subordinated debt	737,072	619,491
Equity securities	309,061	247,997
Collateralized debt obligations	56,000	50,400

Total	$2,356,976	$2,062,360

        As of December 31, 2007, investments and cash and cash equivalents consisted of the following:

	Amortized Cost	Fair Value
Cash and cash equivalents	$21,142	$21,142
Senior term debt	1,087,761	1,063,729
Senior notes	399,843	401,141
Senior subordinated debt	252,017	253,332
Equity securities	56,000	56,000

Total	$1,816,763	$1,795,344

        The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums on debt using the effective interest method.

        The industrial and geographic compositions of our portfolio at fair value at December 31, 2008 and December 31, 2007 were as follows:

	As of December 31,
	2008	2007
Industry
Health Care	20.2%	17.1%
Beverage/Food/Tobacco	12.3	6.2
Education	11.1	6.9
Other Services	7.4	5.8
Financial	7.0	9.9
Business Services	6.7	8.5
Retail	5.7	6.5
Environmental Services	4.1	4.9
Printing/Publishing/Media	3.8	7.3
Manufacturing	3.8	4.7
Restaurants	3.6	4.2
Aerospace and Defense	3.0	2.5
Consumer Products	3.0	5.6
Telecommunications	2.0	0.5
Cargo Transport	1.4	0.8
Containers/Packaging	1.4	2.7
Computers/Electronics	1.2	2.0
Health Clubs	1.2	1.9
Grocery	1.0	1.5
Homebuilding	0.1	0.5

Total	100.0%	100.0%

	December 31,
	2008	2007
Geographic Region
Southeast	22.2%	18.3%
Mid-Atlantic	21.0	22.9
Midwest	20.6	22.6
West	18.3	19.0
International	14.1	12.7
Northeast	3.8	4.5

Total	100.0%	100.0%

6.     INCOME TAXES

        The following reconciles net increase in stockholders' equity resulting from operations to taxable income for the year ended December 31, 2008:

Net increase in stockholders' equity resulting from operations	$(139,455)
Net unrealized loss on investments transactions not taxable	272,818
Other income not currently taxable	(1,008)
Other taxable income	1,351
Expenses not currently deductible	28,146
Other deductible expenses	(1,547)

Taxable income before deductions for distributions	$160,305

        During the year ended December 31, 2008, as a result of permanent book-to-tax differences primarily due to the recharacterization of distributions, differences in the book and tax basis of investments sold, dividends paid by portfolio companies to the Company in excess of portfolio company earnings and nondeductible federal taxes, the Company increased accumulated undistributed net investment income by $3,464, decreased accumulated net realized gain (loss) on sale of investments by $124 and decreased capital in excess of par value by $3,340. Aggregate stockholders' equity was not affected by this reclassification. As of December 31, 2008, the cost of investments for tax purposes was $2,263,858 resulting in a gross unrealized appreciation and depreciation of $121,289 and $413,370, respectively.

        For income tax purposes, distributions paid to stockholders are reported as ordinary income, non-taxable, capital gains, or a combination thereof. Dividends paid per common share for the year ended December 31, 2008 were taxable as follows (unaudited):

Ordinary income	$146,048
Capital gains	6,891
Return of capital	—

Total	$152,939

        The following reconciles net increase in stockholders' equity resulting from operations to taxable income for the year ended December 31, 2007:

Net increase in stockholders' equity resulting from operations	$90,832
Net unrealized loss on investments transactions not taxable	10,661
Other income not currently taxable	(1,429)
Other taxable income	1,221
Expenses not currently deductible	18
Other deductible expenses	(73)

Taxable income before deductions for distributions	$101,230

        During the year ended December 31, 2007, as a result of permanent book-to-tax differences primarily due to the recharacterization of distributions, differences in the book and tax basis of investments sold, dividends paid by portfolio companies to the Company in excess of portfolio company earnings and nondeductible federal taxes, the Company increased accumulated undistributed net investment income by $2,882, increased accumulated net realized gain on sale of investments by $1,471 and decreased capital in excess of par value by $4,352. Aggregate stockholders' equity was not affected by this reclassification. As of December 31, 2007, the cost of investments for tax purposes was

$1,795,464 resulting in a gross unrealized appreciation and depreciation of $55,305 and $76,567, respectively.

        For income tax purposes, distributions paid to stockholders are reported as ordinary income, non-taxable, capital gains, or a combination thereof. Dividends paid per common share for the year ended December 31, 2007 were taxable as follows (unaudited):

Ordinary income	$106,600
Capital gains	4,895
Return of capital	—

Total	$111,495

        The following reconciles net increase in stockholders' equity resulting from operations to taxable income for the year ended December 31, 2006:

Net increase in stockholders' equity resulting from operations	$69,695
Net unrealized gain on investments transactions not taxable	14,553
Other income not currently taxable	(24,661)
Other taxable income	16,256
Expenses not currently deductible	5,705
Other deductible expenses	(1,107)

Taxable income before deductions for distributions	$80,441

        Excluded from taxable income before deductions for distributions are $239 of capital losses realized by the Company after October 31, 2006, which were deferred for tax purposes to the first day of the following fiscal year. During the year ended December 31, 2006, as a result of permanent book-to-tax differences primarily due to the recharacterization of distributions, differences in the book and tax basis of investments sold, dividends paid by portfolio companies to the Company in excess of portfolio company earnings and nondeductible federal taxes, the Company increased accumulated undistributed net investment income by $7,038, decreased accumulated net realized gain on sale of investments by $10,598 and increased capital in excess of par value by $3,559. Aggregate stockholders' equity was not affected by this reclassification. As of December 31, 2006, the cost of investments for tax purposes was $1,245,893 resulting in a gross unrealized appreciation and depreciation of $2,483 and $12,554, respectively.

        For income tax purposes, distributions paid to stockholders are reported as ordinary income, non-taxable, capital gains, or a combination thereof. Dividends paid per common share for the year ended December 31, 2006 were taxable as follows (unaudited):

Ordinary income	$64,551
Capital gains	7,778
Return of capital	—

Total	$72,329

7.     COMMITMENTS AND CONTINGENCIES

        As of December 31, 2008 and 2007, the Company had the following commitments to fund various revolving senior secured and subordinated loans:

	As of December 31,
	2008	2007
Total revolving commitments	$419,000	$323,600
Less: funded commitments	(139,600)	(79,200)

Total unfunded commitments	279,400	244,400
Less: commitments substantially at discretion of the Company	(32,400)	—
Less: unavailable commitments due to borrowing base or other covenant restriction	(64,500)	(15,400)

Total net adjusted unfunded revolving commitments	$182,500	$229,000

        Of the total commitments as of December 31, 2008, $342,900 extend beyond the maturity date for our Revolving Credit Facility (as defined in Note 8). Included within the total commitments as of December 31, 2008 are commitments to issue up to $15,800 in standby letters of credit through a financial intermediary on behalf of certain portfolio companies. Under these arrangements, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. As of December 31, 2008, the Company had $12,500 in standby letters of credit issued and outstanding on behalf of the portfolio companies, of which no amounts were recorded as a liability. Of these letters of credit, $200 expire on January 31, 2009, $3,700 expire on February 28, 2009, $8,100 expire on September 30, 2009 and $500 expire on August 31, 2010. These letters of credit may be extended under substantially similar terms for additional one-year terms at the Company's option until the Revolving Credit Facility, under which the letters of credit were issued, matures on December 28, 2010.

        As of December 31, 2008 and 2007, the Company was subject to subscription agreements to fund equity investments in private equity investment partnerships, substantially all at the discretion of the Company, as follows:

	As of December 31,
	2008	2007
Total private equity commitments	$428,300	$111,800
Total unfunded private equity commitments	$423,600	$110,500

8.     BORROWINGS

        In accordance with the Investment Company Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the Investment Company Act, is at least 200% after such borrowing. As of December 31, 2008 our asset coverage for borrowed amounts was 220%.

        Our debt obligations consisted of the following as of December 31, 2008 and 2007:

	As of December 31,
	2008	2007
Revolving Credit Facility	$480,486	$282,528
CP Funding Facility	114,300	85,000
Debt Securitization	314,000	314,000

Total	$908,786	$681,528

        The weighted average interest rate of all our debt obligations as of December 31, 2008 and December 31, 2007 was 3.03% and 5.66%, respectively.

  CP Funding Facility

        In October 2004, we formed Ares Capital CP Funding LLC ("Ares Capital CP"), a wholly owned subsidiary of the Company, through which we established a revolving facility, referred to as the "CP Funding Facility," that, as amended, allows Ares Capital CP to issue up to $350.0 million of variable funding certificates ("VFC"). As part of the CP Funding Facility, we are subject to limitations as to how borrowed funds may be used including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings as well as regulatory restrictions on leverage which may affect the amount of VFC that we may issue from time to time. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge offs, violation of which could result in the early amortization of the CP Funding Facility and limit further advances under the CP Funding Facility and in some cases could be an event of default. The CP Funding is also subject to a borrowing base that applies different advance rates to assets held in Ares Capital CP. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the CP Funding Facility. As of December 31, 2008, there was $114,300 outstanding under the CP Funding Facility and the Company continues to be in compliance with all of the limitations and requirements of the CP Funding Facility. As of December 31, 2007, there was $85,000 outstanding under the CP Funding Facility.

        On July 22, 2008, we entered into an amendment to the CP Funding Facility to, among other things, extend its maturity, decrease the availability and advance rates applicable to certain types of eligible loans and make certain provisions of the facility more restrictive. The Company paid a renewal fee of 0.786% of the total amount available for borrowing, or $2,750. On December 5, 2008, we entered into an amendment to the CP Funding Facility to, among other things, modify the net worth test applicable to the Company, decrease the advance rates applicable to certain types of eligible loans and add an asset coverage requirement with respect to the Company consistent with applicable legal requirements.

        The CP Funding Facility is scheduled to expire on July 21, 2009. The CP Funding Facility is secured by all of the assets held by Ares Capital CP, which as of December 31, 2008 consisted of 45 investments.

        The interest charged on the VFC is based on the commercial paper rate, eurodollar or adjusted eurodollar rate plus 2.50%. Prior to July 22, 2008, the interest charged was based on the commercial paper rate plus 1.00%. The interest charged on the VFC is payable quarterly. As of December 31, 2008 and December 31, 2007, the commercial paper rate was 2.3271% and 5.1147%, respectively. For the years ended December 31, 2008, 2007 and 2006, the average interest rates (i.e. commercial paper rate plus the spread) were 5.19%, 6.12% and 5.80%, respectively. For the years ended December 31, 2008, 2007 and 2006, the average outstanding balances were $82,540, $88,296 and $45,621, respectively.

        For the years ended December 31, 2008, 2007 and 2006 the interest expense incurred was $4,280, $5,483, and $2,615, respectively. Cash paid for interest expense during the years ended December 31, 2008, 2007 and 2006 was $3,754, $4,285 and $2,603, respectively.

        The Company is also required to pay a commitment fee for any unused portion of the CP Funding Facility. The commitment fee is equal to 0.5% per annum for any unused portion of the CP Funding Facility. Prior to July 22, 2008, the commitment fee was 0.125% per annum calculated based on an amount equal to $200,000 less the borrowings outstanding under the CP Funding Facility. For the years ended December 31, 2008, 2007 and 2006, the commitment fees incurred were $625, $141 and $260, respectively.

  Revolving Credit Facility

        In December 2005, we entered into a senior secured revolving credit facility referred to as the "Revolving Credit Facility", under which, as amended, the lenders have agreed to extend credit to the Company in an aggregate principal amount not exceeding $510,000 at any one time outstanding (see Note 16). The Revolving Credit Facility expires on December 28, 2010 and with certain exceptions is secured by substantially all of the assets in our portfolio (other than investments held by Ares Capital CP under the CP Funding Facility and those held as a part of the Debt Securitization, discussed below), which as of December 31, 2008 consisted of 170 investments. Under the Revolving Credit Facility, we have made certain representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum stockholders' equity, (e) maintaining a ratio of total assets (less total liabilities) to total indebtedness, of the Company and its subsidiaries, of not less than 2.0:1.0, (f) maintaining minimum liquidity, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and its subsidiaries.

        In addition to the asset coverage ratio described above, borrowings under the Revolving Credit Facility (and the incurrence of certain other permitted debt) will be subject to compliance with a borrowing base that will apply different advance rates to different types of assets in our portfolio. The Revolving Credit Facility also includes an "accordion" feature that allows us to increase the size of the Revolving Credit Facility to a maximum of $765,000 under certain circumstances. The Revolving Credit Facility also includes usual and customary events of default for senior secured revolving credit facilities of this nature. As of December 31, 2008, there was $480,486 outstanding under the Revolving Credit Facility and the Company continues to be in compliance with all of the limitations and requirements of the Revolving Credit Facility. As of December 31, 2007, there was $282,500 outstanding under the Revolving Credit Facility.

        The interest charged under the Revolving Credit Facility is generally based on LIBOR (one, two, three or six month) plus 1.00%. As of December 31, 2008, the one, two, three and six month LIBOR were 0.44%,1.10%,1.43% and 1.75%, respectively. For the year ended December 31, 2008 the average interest rate was 4.17%, the average outstanding balance was $422,614, the interest expense incurred was $17,610 and the cash paid for interest expense was $18,787. As of December 31, 2007, the one, two, three and six month LIBOR were 4.60%,4.65%,4.70% and 4.60%, respectively. For the year ended December 31, 2007 the average interest rate was 6.50%, the average outstanding balance was $177,526, the interest expense incurred was $11,532 and the cash paid for interest expense was $9,918. For the year ended December 31, 2006, the average interest rate was 6.44%, the average outstanding balance was $89,022, the interest expense incurred was $5,732 and the cash paid for interest expense was $4,519. The Company is also required to pay a commitment fee of 0.20% for any unused portion of the Revolving Credit Facility. For the years ended December 31, 2008, 2007 and 2006, the commitment fees incurred were $224, $304 and $318, respectively.

        The amount available for borrowing under the Revolving Credit Facility is reduced by any standby letters of credit issued through the Revolving Credit Facility. As of December 31, 2008, the Company had $16,700 in standby letters of credit issued through the Revolving Credit Facility. As of December 31, 2007, the Company had $11,400 in standby letters of credit issued through the Revolving Credit Facility.

        As of December 31, 2008, the Company had a non-U.S. borrowing on the Revolving Credit Facility denominated in Canadian dollars. As of December 31, 2008 and 2007, unrealized appreciation on this borrowing was $3,365 and $822, respectively.

  Debt Securitization

        In July 2006, through our wholly owned subsidiary, ARCC CLO 2006 LLC ("ARCC CLO"), we completed a $400,000 debt securitization (the "Debt Securitization") and issued approximately $314,000 principal amount of asset-backed notes (including $50,000 revolving notes, all of which were drawn down as of December 31, 2008) (the "CLO Notes") to third parties that were secured by a pool of middle market loans that have been purchased or originated by the Company. The CLO Notes are included in the December 31, 2008 consolidated balance sheet. We retained approximately $86,000 of aggregate principal amount of certain BBB and non-rated securities in the Debt Securitization (the "Retained Notes").

        The CLO Notes mature on December 20, 2019, and, as of December 31, 2008, there is $314,000 outstanding under the Debt Securitization (excluding the Retained Notes). The blended pricing of the CLO Notes, excluding fees, is approximately 3-month LIBOR plus 34 basis points.

        The classes, amounts, ratings and interest rates (expressed as a spread to LIBOR) of the CLO Notes are as follows:

Class	Amount (millions)	Rating (S&P/Moody's)	LIBOR Spread (basis points)
A-1A	$75	AAA/Aaa	25
A-1A VFN(1)	50	AAA/Aaa	28
A-1B	14	AAA/Aaa	37
A-2A	75	AAA/Aaa	22
A-2B	33	AAA/Aaa	35
B	23	AA/Aa2	43
C	44	A/A2	70

Total	$314

(1)
Revolving class, all of which was drawn as of December 31, 2008.

        During the first five years from the closing date, principal collections received on the underlying collateral may be used to purchase new collateral, allowing us to maintain the initial leverage in the securitization for the entire five-year period. Under the terms of the securitization, up to 15% of the collateral may be subordinated loans that are neither first nor second lien loans.

        The Class A-1A VFN Notes are a revolving class of secured notes and allow us to borrow and repay AAA/Aaa financing over the initial five-year period thereby providing more efficiency in funding costs. All of the notes are secured by the assets of ARCC Commercial Loan Trust 2006, including commercial loans totaling $308.1 million as of the closing date, which were sold to the trust by the Company, the originator and servicer of the assets. As of December 31, 2008, there were 67 investments securing the notes. Additional commercial loans have been purchased by the trust from the Company primarily using the proceeds from the Class A-1A VFN Notes. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

        The interest charged under the Debt Securitization is based on 3-month LIBOR which as of December 31, 2008 was 1.43% and as of December 31, 2007 was 4.70%. For the years ended December 31, 2008, 2007 and 2006, the effective average interest rates were 3.68%, 5.82% and 5.99%, respectively. For the years ended December 31, 2008, 2007 and 2006, we incurred $11,556, $17,528 and $7,714 of interest expense, respectively. For the years ended December 31, 2008, 2007 and 2006, the cash paid for interest was $11,881, $17,513 and $7,236, respectively. The Company is also required to pay a commitment fee of 0.175% for any unused portion of the Class A-1A VFN Notes. There were no commitment fees incurred for the year ended December 31, 2008. For the years ended December 31, 2007 and 2006, the commitment fee incurred was $23 and $42, respectively, on these notes.

9.     FAIR VALUE OF FINANCIAL INSTRUMENTS

        Effective January 1, 2008, the company adopted Statement of Financial Accounting Standards No. 159, the Fair Value Option for Financial Assets and Liabilities ("SFAS 159"), which provides companies the option to report selected financial assets and liabilities at fair value. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. SFAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. With the exception of the line items entitled "other assets" and "debt," all assets and liabilities approximate fair value on the balance sheet. The carrying value of the line items entitled "interest receivable," "receivable for open trades," "payable for open trades," "accounts payable and accrued expenses," "management and incentive fees payable" and "interest and facility fees payable" approximate fair value due to their short maturity.

        Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), which expands the application of fair value accounting. SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure of fair value measurements. SFAS 157 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. SFAS 157 requires the Company to assume that the portfolio investment is sold in a principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with SFAS 157, the Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. SFAS 157 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with SFAS 157, these inputs are summarized in the three broad levels listed below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        In addition to using the above inputs in investment valuations, we continue to employ the valuation policy approved by our board of directors that is consistent with SFAS 157 (see Note 2). Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. Our valuation policy considers the fact that because there is not a readily available market value for most of the investments in our portfolio, the fair value of the investments must typically be determined using unobservable inputs.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which we have recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

        The following table presents fair value measurements of cash and cash equivalents and investments as of December 31, 2008:

		Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$89,383	$89,383	$—	$—
Investments	$1,972,977	$—	$110,515	$1,862,462

        The following tables present changes in investments that use Level 3 inputs for the year ended December 31, 2008:

For the Year Ended December 31, 2008
Balance as of December 31, 2007	$1,738,021
Net unrealized gains (losses)	(264,171)
Net purchases, sales or redemptions	458,229
Net transfers in and/or out of Level 3	(69,617)

Balance as of December 31, 2008	$1,862,462

        As of December 31, 2008, the net unrealized loss on the investments that use Level 3 inputs was $275,186.

        Following are the carrying and fair values of our debt instruments as of December 31, 2008 and December 31, 2007. Fair value is estimated by discounting remaining payment using applicable current market rates which take into account changes in the Company's marketplace credit ratings.

	As of December 31, 2008		As of December 31, 2007
	Carrying Value	Fair Value	Carrying Value	Fair Value
Revolving Credit Facility	$480,486	$462,000	$282,528	$279,000
CP Funding Facility	114,300	113,000	85,000	84,000
Debt Securitization	314,000	148,000	314,000	261,000

	$908,786	$723,000	$681,528	$624,000

10.   DERIVATIVE INSTRUMENTS

        In October 2008, we entered into a two-year interest rate swap agreement for a total notional amount of $75 million. Under the interest rate swap agreement, we will pay a fixed interest rate of 2.985% and receive a floating rate based on the prevailing three-month LIBOR. As of December 31, 2008, the 3-month LIBOR was 1.43%. For the year ended December 31, 2008, we recognized $(2,164) in unrealized depreciation related to this swap agreement. As of December 31, 2008, this swap agreement had a fair value of $(2,164), which is included in the "accounts payable and other liabilities" in the accompanying consolidated balance sheet.

11.   RELATED PARTY TRANSACTIONS

        In connection with the IPO, our investment adviser paid to underwriters, on our behalf, an additional sales load of $2,475. This amount accrued interest at a variable rate that adjusted quarterly equal to the three-month LIBOR plus 2.00% per annum. We repaid this amount in full, plus accrued and unpaid interest, in February 2006.

        In accordance with the investment advisory and management agreement, we bear all costs and expenses of the operation of the Company and reimburse the investment adviser for all such costs and expenses incurred in the operation of the Company. For the years ended December 31, 2008, 2007 and 2006 the investment adviser incurred such expenses totaling $2,292, $1,985 and $853, respectively. As of December 31, 2008, $368 was unpaid and such payable is included in accounts payable and accrued expenses in the accompanying consolidated balance sheet.

        We rent office space (the "ARCC Office Space") directly from a third party pursuant to a lease that expires on February 27, 2011. In addition, we have entered into a sublease agreement with Ares Management whereby Ares Management subleases approximately 25% of the ARCC Office Space for a fixed rent equal to 25% of the basic annual rent payable by us under our lease, plus certain additional costs and expenses. For the years ended December 31, 2008, 2007 and 2006, such amounts payable to the Company totaled $253, $269 and $93, respectively.

        As of December 31, 2008, Ares Management, of which the investment adviser is a wholly owned subsidiary, owned 2,859,882 shares of the Company's common stock representing approximately 2.9% of the total shares outstanding as of December 31, 2008.

        See Notes 3, 12 and 13 for a description of other related party transactions.

12.   IVY HILL FUNDS

        On November 19, 2007, we established a middle market credit fund, Ivy Hill Middle Market Credit Fund, Ltd. ("Ivy Hill I"), which is managed by our wholly owned subsidiary, Ivy Hill Asset Management, L.P. ("Ivy Hill Management"), in exchange for a 0.50% management fee on the average total assets of Ivy Hill I. As of December 31, 2008, the total assets of Ivy Hill I were approximately $370,800. For the years ended December 31, 2008 and 2007, the Company earned $1,482 and $45 in management fees, respectively. Ivy Hill I primarily invests in first and second lien bank debt of middle market companies. Ivy Hill I was initially funded with $404,000 of capital including a $56,000 investment by the Company consisting of $40,000 million of Class B notes and $16,000 of subordinated notes. For the years ended December 31, 2008 and 2007, the Company earned $5,427 and $500 from its investments in Ivy Hill I, respectively.

        Ivy Hill I purchased $68,000 and $133,000 of investments from the Company during the years ended December 31, 2008 and 2007, respectively, and may from time to time buy additional investments from the Company. There was no gain or loss recognized by the Company on these transactions.

        On November 5, 2008, we established a second middle market credit fund, Ivy Hill Middle Market Credit Fund II, Ltd. ("Ivy Hill II"), which is also managed by Ivy Hill Management, in exchange for a 0.50% management fee on the average total assets of Ivy Hill II. Ivy Hill II primarily invests in second lien and subordinated bank debt of middle market companies. Ivy Hill II was initially funded with $250,000 of subordinated notes, and may grow over time with leverage. Ivy Hill II purchased $7,500 of investments from the Company during the year ended December 31, 2008. A loss of $188 was recorded on this transaction. For the year ended December 31, 2008, the Company earned $47 in management fees.

        Our indirect wholly owned subsidiary, Ivy Hill Management, is party to a separate services agreement, referred to herein as the "services agreement," with Ares Capital Management. Pursuant to the services agreement, Ares Capital Management provides Ivy Hill Management with office facilities, equipment, clerical, bookkeeping and record keeping services, services of investment professionals and others to perform investment advisory, research and related services, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Ivy Hill Management will reimburse Ares Capital Management for all of the costs associated with such services, including Ares Capital Management's allocable portion of overhead and the cost of its officers and respective staff in performing its obligations under the services agreement. The services agreement may be terminated by either party without penalty upon 60-days' written notice to the other party. For the year ended December 31, 2008, Ivy Hill Management incurred such expenses payable to the Investment Adviser of $244.

13.   STOCKHOLDERS' EQUITY

        On April 28, 2008, we completed a transferable rights offering, issuing 24,228,030 shares at a subscription price of $11.0016 per share, less dealer manager fees of $0.22 per share. Net proceeds after deducting the dealer manager fees and estimated offering expenses were approximately $259,800. Ares Investments LLC, an affiliate of the investment adviser, purchased 1,643,215 shares in the rights offering, bringing its total shares owned to 2,859,882 shares of common stock, representing approximately 2.9% of the total shares outstanding as of December 31, 2008.

        The following table summarizes the total shares issued and proceeds we received net of underwriter, dealer manager and offering costs for the years ended December 31, 2008, 2007 and 2006 (in millions, except per share amounts):

	Shares issued	Offering price per share	Proceeds net of underwriting and offering costs
2008
April 2008 public offering	24.2	$11.00	$259.8

Total for the year ended December 31, 2008	24.2		$259.8
2007
August 2007 public offering	2.6	$16.30	$42.3
April 2007 public offering	15.5	$17.97	267.2
February 2007 public offering	1.4	$19.95	27.2
Underwriters over-allotment option related to December 2006 public offering	0.4	$18.50	7.5

Total for the year ended December 31, 2007	19.9		$344.2
2006
December 2006 public offering	2.7	$18.50	$49.8
July 2006 public offering	10.8	$15.67	162.0

Total for the year ended December 31, 2006	13.5		$211.8

14.   DIVIDEND

        The following table summarizes our dividends declared during 2008, 2007 and 2006 (in millions, except per share amount):

Date Declared	Record Date	Payment Date	Per Share Amount	Total Amount
November 6, 2008	December 15, 2008	January 2, 2009	$0.42	$40.8
August 7, 2008	September 15, 2008	September 30, 2008	$0.42	40.8
May 8, 2008	June 16, 2008	June 30, 2008	$0.42	40.8
February 28, 2008	March 17, 2008	March 31, 2008	$0.42	30.5

Total declared for 2008			$1.68	$152.9

November 8, 2007	December 14, 2007	December 31, 2007	$0.42	30.5
August 9, 2007	September 14, 2007	September 28, 2007	$0.42	30.4
May 10, 2007	June 15, 2007	June 29, 2007	$0.41	28.5
March 8, 2007	March 19, 2007	March 30, 2007	$0.41	22.1

Total declared for 2007			$1.66	$111.5

November 8, 2006	December 15, 2006	December 29, 2006	$0.10	$5.2
November 8, 2006	December 15, 2006	December 29, 2006	$0.40	20.8
August 9, 2006	September 15, 2006	September 29, 2006	$0.40	19.6
May 8, 2006	June 15, 2006	June 30, 2006	$0.38	14.5
February 28, 2006	March 24, 2006	April 14, 2006	$0.36	13.7

Total declared for 2006			$1.64	$73.8

        During the year ended December 31, 2008, as part of the Company's dividend reinvestment plan for our common stockholders, we purchased 1,404,852 shares of our common stock at an average price of $9.05 in the open market in order to satisfy the reinvestment portion of our dividends. During the year ended December 31, 2007, as part of the Company's dividend reinvestment plan for our common stockholders, we purchased 237,686 shares of our common stock at an average price of $15.00 in the open market in order to satisfy the reinvestment portion of our dividends.

15.   FINANCIAL HIGHLIGHTS

        The following is a schedule of financial highlights as of and for the years ended December 31, 2008, 2007 and 2006:

Per Share Data:	As of and for the year ended December 31, 2008	As of and for the year ended December 31, 2007	As of and for the year ended December 31, 2006
Net asset value, beginning of period(1)	$15.47	$15.17	$15.03
Issuance of common stock	(1.19)	0.59	0.20
Effect of antidilution (dilution)	0.23	—	(0.03)
Net investment income for period(2)	1.42	1.43	1.31
Net realized and unrealized gains (loss) for period(2)	(2.98)	(0.06)	0.30

Net (decrease) increase in stockholders' equity	(1.56)	1.37	1.61
Distributions from net investment income	(1.58)	(1.43)	(1.31)
Distributions from net realized capital gains on securities	(0.10)	(0.23)	(0.33)

Total distributions to stockholders	(1.68)	(1.66)	(1.64)

Net asset value at end of period(1)	$11.27	$15.47	$15.17

Per share market value at end of period	$6.33	$14.63	$19.11
Total return based on market value(3)	(45.25)%	(14.76)%	29.12%
Total return based on net asset value(4)	(11.17)%	8.98%	10.73%
Shares outstanding at end of period	97,152,820	72,684,090	52,036,527
Ratio/Supplemental Data:
Net assets at end of period	$1,094,879	$1,124,550	$789,433
Ratio of operating expenses to average net assets(5)(6)	9.09%	9.12%	8.84%
Ratio of net investment income to average net assets(5)(7)	10.22%	9.14%	9.19%
Portfolio turnover rate(5)	24%	30%	49%

(1)
The net assets used equals the total stockholders' equity on the consolidated balance sheets.

(2)
Weighted average basic per share data.

(3)
For the year ended December 31, 2008, the total return based on market value for the year ended December 31, 2008 equals the increase of the ending market value at December 31, 2008 of $6.33 per share over the ending market value at December 31, 2007 of $14.63 per share plus the declared dividends of $1.68 per share for the year ended December 31, 2008, divided by the market value at December 31, 2007. For the year ended December 31, 2007, the total return based on market value for the year ended December 31, 2007 equals the increase of the ending market value at December 31, 2007 of $14.63 per share over the ending market value at December 31, 2006 of $19.11 per share plus the declared dividends of $1.66 per share for the year ended December 31, 2007, divided by the market value at December 31, 2006. For the year ended December 31, 2006, the total return based on market value for the year ended December 31, 2006 equals the increase of the ending market value at December 31, 2006 of $19.11 per share over the ending market value at December 31, 2005 of $16.07 per share plus the declared dividends of $1.64 per share for the year ended December 31, 2006, divided by the market value at December 31, 2005. Total return based on market value is not annualized.

(4)
For the year ended December 31, 2008, the total return based on net asset value equals the change in net asset value during the period plus the declared dividends of $1.68 per share for the year ended December 31,

  2008 divided by the beginning net asset value for the period. For the year ended December 31, 2007, the total return based on net asset value equals the change in net asset value during the period plus the declared dividends of $1.66 per share for the year ended December 31, 2007 divided by the beginning net asset value for the period. For the year ended December 31, 2006, the total return based on net asset value equals the change in net asset value during the period plus the declared dividends of $1.64 per share for the year ended December 31, 2006 divided by the beginning net asset value for the period. These calculations were adjusted for shares issued in connection with dividend reinvestment plan, the issuances of common stock in connection with any add-on equity offerings and the reimbursement of underwriting costs paid by the investment adviser. Total return based on net asset value is not annualized.

(5)
The ratios reflect an annualized amount.

(6)
For the year ended December 31, 2008, the ratio of operating expenses to average net assets consisted of 2.45% of base management fees, 2.55% of incentive management fees, 2.93% of the cost of borrowing and other operating expenses of 1.16%. For the year ended December 31, 2007, the ratio of operating expenses to average net assets consisted of 2.27% of base management fees, 2.26% of incentive management fees, 3.55% of the cost of borrowing and other operating expenses of 1.04%. For the year ended December 31, 2006, the ratio of operating expenses to average net assets consisted of 2.06% of base management fees, 2.95% of incentive management fees, 2.81% of the cost of borrowing and other operating expenses of 1.02%. These ratios reflect annualized amounts.

(7)
The ratio of net investment income to average net assets excludes income taxes related to realized gains.

16.   SUBSEQUENT EVENTS

        In January 2009, we increased the size of the Revolving Credit Facility under the "accordion" feature by an additional $15,000 bringing the total amount available for borrowing under the Revolving Credit Facility to $525,000.

        In February 2009, we repurchased, in an open market transaction, a total of $27,000 of our outstanding debt securities under the Debt Securitization for $6,550.

17.   SELECTED QUARTERLY DATA (Unaudited)

	2008
	Q4	Q3	Q2	Q1
Total investment income	$62,723	$62,067	$63,464	$52,207
Net investment income before net realized and unrealized gain (losses) and incentive compensation	$40,173	$41,025	$45,076	$32,466
Incentive compensation	$8,035	$8,205	$9,015	$6,493
Net investment income before net realized and unrealized gain (losses)	$32,138	$32,820	$36,061	$25,973
Net realized and unrealized gains (losses)	$(142,638)	$(74,213)	$(32,789)	$(16,807)
Net (decrease) increase in stockholders' equity resulting from operations	$(110,500)	$(41,393)	$3,272	$9,166
Basic and diluted earnings per common share	$(1.14)	$(0.43)	$0.04	$0.12
Net asset value per share as of the end of the quarter	$11.27	$12.83	$13.67	$15.17

	2007
	Q4	Q3	Q2	Q1
Total investment income	$53,828	$47,931	$47,399	$39,715
Net investment income before net realized and unrealized gain (losses) and incentive compensation	$33,677	$29,875	$31,220	$23,699
Incentive compensation	$6,573	$5,966	$6,229	$4,755
Net investment income before net realized and unrealized gain (losses)	$27,104	$23,909	$24,991	$18,944
Net realized and unrealized gains (losses)	$(16,353)	$(984)	$8,576	$4,645
Net increase in stockholders' equity resulting from operations	$10,752	$22,924	$33,567	$23,589
Basic and diluted earnings per common share	$0.15	$0.32	$0.48	$0.44
Net asset value per share as of the end of the quarter	$15.47	$15.74	$15.84	$15.34

	2006
	Q4	Q3	Q2	Q1
Total investment income	$37,508	$31,832	$30,490	$20,191
Net investment income before net realized and unrealized gain (losses) and incentive compensation	$23,508	$21,792	$16,233	$14,614
Incentive compensation	$5,189	$4,464	$6,940	$2,923
Net investment income before net realized and unrealized gain (losses)	$18,319	$17,328	$9,293	$11,692
Net realized and unrealized gain (losses)	$2,699	$813	$7,400	$2,151
Net increase in stockholders' equity resulting from operations	$21,018	$18,141	$16,693	$13,843
Basic and diluted earnings per common share	$0.42	$0.39	$0.44	$0.36
Net asset value per share as of the end of the quarter	$15.17	$15.06	$15.10	$15.03

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(in thousands, except per share amounts)

	September 30, 2009	December 31, 2008
	(unaudited)
ASSETS
Portfolio at value:
Private finance
Companies more than 25% owned (cost: 2009-$2,025,850; 2008-$2,167,020)	$1,032,018	$1,187,722
Companies 5% to 25% owned (cost: 2009-$219,671; 2008-$392,516)	178,253	352,760
Companies less than 5% owned (cost: 2009-$1,948,748; 2008-$2,317,856)	1,232,400	1,858,581

Total private finance (cost: 2009-$4,194,269; 2008-$4,877,392)	2,442,671	3,399,063
Commercial real estate finance (cost: 2009-$74,066; 2008-$85,503)	68,523	93,887

Total portfolio at value (cost: 2009-$4,268,335; 2008-4,962,895)	2,511,194	3,492,950
Accrued interest and dividends receivable	49,953	55,638
Other assets	125,653	122,909
Investments in money market and other securities	90,020	287
Cash and cash equivalents	62,737	50,402
Restricted cash	659	—

Total assets	$2,840,216	$3,722,186

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Notes payable (principal amount: 2009-$1,586,513; 2008-$1,895,000) (maturing within one year: 2009-$253,745; 2008-$1,015,000)	$1,543,867	$1,895,000
Bank term debt (former revolver)	50,000	50,000
Accounts payable and other liabilities	45,084	58,786

Total liabilities	1,638,951	2,003,786

Commitments and contingencies
Shareholders' equity:
Common stock, $0.0001 par value, 400,000 shares authorized; 179,362 and 178,692 shares issued and outstanding at September 30, 2009, and December 31, 2008, respectively	18	18
Additional paid-in capital	3,037,718	3,037,845
Notes receivable from sale of common stock	(680)	(1,089)
Net unrealized appreciation (depreciation)	(1,883,617)	(1,503,089)
Undistributed earnings	47,826	184,715

Total shareholders' equity	1,201,265	1,718,400

Total liabilities and shareholders' equity	$2,840,216	$3,722,186

Net asset value per common share	$6.70	$9.62

The accompanying notes are an integral part of these consolidated financial statements.

 ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share amounts)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2009	2008	2009	2008
	(unaudited)		(unaudited)
Interest and Related Portfolio Income:
Interest and dividends:
Companies more than 25% owned	$24,737	$29,699	$72,941	$85,167
Companies 5% to 25% owned	4,775	9,864	25,123	31,587
Companies less than 5% owned	36,118	72,644	131,953	249,325

Total interest and dividends	65,630	112,207	230,017	366,079

Fees and other income:
Companies more than 25% owned	6,063	6,130	18,648	22,638
Companies 5% to 25% owned	13	342	223	411
Companies less than 5% owned	732	1,983	3,362	11,056

Total fees and other income	6,808	8,455	22,233	34,105

Total interest and related portfolio income	72,438	120,662	252,250	400,184

Expenses:
Interest	42,421	35,949	129,023	109,974
Employee	10,905	21,443	32,939	57,439
Employee stock options	392	1,477	2,369	9,531
Administrative	7,205	14,138	25,509	36,100
Impairment of long-lived asset	—	—	2,873	—

Total operating expenses	60,923	73,007	192,713	213,044

Net investment income before income taxes	11,515	47,655	59,537	187,140
Income tax expense (benefit), including excise tax	1,930	2,060	4,205	8,141

Net investment income	9,585	45,595	55,332	178,999

Net Realized and Unrealized Gains (Losses):
Net realized gains (losses):
Companies more than 25% owned	(12,681)	1,098	(89,643)	1,967
Companies 5% to 25% owned	(824)	7,234	(54,963)	(6,569)
Companies less than 5% owned	8,415	53,710	(13,649)	51,932

Total net realized gains (losses)	(5,090)	62,042	(158,255)	47,330
Net change in unrealized appreciation or depreciation	(27,681)	(425,899)	(380,528)	(687,506)

Total net gains (losses)	(32,771)	(363,857)	(538,783)	(640,176)
Gain on repurchase of debt	—	—	83,532	—
Loss on extinguishment of debt	(117,497)	—	(117,497)	—

Net increase (decrease) in net assets resulting from operations	$(140,683)	$(318,262)	$(517,416)	$(461,177)

Basic earnings (loss) per common share	$(0.79)	$(1.78)	$(2.89)	$(2.70)

Diluted earnings (loss) per common share	$(0.79)	$(1.78)	$(2.89)	$(2.70)

Weighted average common shares outstanding—basic	179,054	178,692	178,815	171,084

Weighted average common shares outstanding—diluted	179,054	178,692	178,815	171,084

The accompanying notes are an integral part of these consolidated financial statements.

 ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

(in thousands, except per share amounts)

	For the Nine Months Ended September 30,
	2009	2008
	(unaudited)
Operations:
Net investment income	$55,332	$178,999
Net realized gains (losses)	(158,255)	47,330
Net change in unrealized appreciation (depreciation)	(380,528)	(687,506)
Gain on repurchase of debt	83,532	—
Loss on extinguishment of debt	(117,497)	—

Net increase (decrease) in net assets resulting from operations	(517,416)	(461,177)

Shareholder distributions:
Common stock dividends	—	(340,381)

Net decrease in net assets resulting from shareholder distributions	—	(340,381)

Capital share transactions:
Sale of common stock	—	402,478
Issuance of common stock in lieu of cash distributions	—	3,751
Issuance of common stock upon exercise of stock options	489	—
Stock option expense	2,438	9,655
Net decrease in notes receivable from sale of common stock	409	841
Purchase of common stock held in deferred compensation trusts	—	(943)
Distribution of common stock held in deferred compensation trusts	—	27,335
Cancellation of stock options	(3,055)	—

Net increase (decrease) in net assets resulting from capital share transactions	280	443,117

Total increase (decrease) in net assets	(517,135)	(358,441)
Net assets at beginning of period	1,718,400	2,771,847

Net assets at end of period	$1,201,265	$2,413,406

Net asset value per common share	$6.70	$13.51

Common shares outstanding at end of period	179,362	178,692

The accompanying notes are an integral part of these consolidated financial statements.

 ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	For the Nine Months Ended September 30,
	2009	2008
	(unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(517,416)	$(461,177)
Adjustments:
Portfolio investments	(118,095)	(1,019,750)
Principal collections related to investment repayments or sales	479,815	878,229
Collections of notes and other consideration received from sale of investments	171,030	16,316
Realized gains from the receipt of notes and other consideration from sale of investments	(577)	(1,886)
Realized losses	194,152	87,867
Gain on repurchase of debt	(83,532)	—
Redemption of (investments in) money market and other securities	(89,733)	187,838
Payment-in-kind interest and dividends, net of cash collections	(24,352)	(35,947)
Change in accrued interest and dividends	4,577	835
Net collection (amortization) of discounts and fees	(4,875)	(10,176)
Stock option expense	2,438	9,655
Impairment of long-lived asset	2,873	—
Changes in other assets and liabilities	(95,823)	(42,537)
Depreciation and amortization	1,169	1,752
Net change in unrealized (appreciation) or depreciation	380,528	687,506

Net cash provided by (used in) operating activities	302,179	298,525

Cash flows from financing activities:
Sale of common stock	—	402,478
Sale of common stock upon the exercise of stock options	489	—
Collections of notes receivable from sale of common stock	408	841
Borrowings under notes payable	—	193,000
Repurchase or repayment of notes payable	(224,357)	(153,000)
Net borrowings under (repayments on) revolver/bank term debt	—	(197,250)
Purchase of common stock held in deferred compensation trusts	—	(943)
Net change in restricted cash	(659)	—
Deferred financing costs	(65,725)	(8,611)
Other financing activities	—	(35)
Common stock dividends and distributions paid	—	(336,630)

Net cash provided by (used in) financing activities	(289,844)	(100,150)

Net increase (decrease) in cash	12,335	198,375
Cash at beginning of period	50,402	3,540

Cash at end of period	$62,737	$201,915

The accompanying notes are an integral part of these consolidated financial statements.

 ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS

September 30, 2009 (unaudited)

(in thousands, except number of shares)

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Companies More Than 25% Owned
AGILE Fund I, LLC(5)	Equity Interests		$665	$417
(Private Equity Fund)

	Total Investment		665	417

AllBridge Financial, LLC	Senior Loan (6.6%, Due 12/09)	$1,311	1,311	1,311
(Asset Management)	Equity Interests		40,118	15,523

	Total Investment		41,429	16,834

Allied Capital Senior Debt Fund, L.P.(5)	Limited Partnership Interests		31,800	33,044
(Private Debt Fund)

	Total Investment		31,800	33,044

Avborne, Inc.(7)	Preferred Stock (12,500 shares)		—	904
(Business Services)	Common Stock (27,500 shares)		—	—

	Total Investment		—	904

Avborne Heavy Maintenance, Inc.(7)	Common Stock (2,750 shares)		—	—
(Business Services)

	Total Investment		—	—

Aviation Properties Corporation	Common Stock (100 shares)		93	—
(Business Services)

	Total Investment		93	—

Border Foods, Inc.	Senior Loan (12.9%, Due 3/12)	34,876	29,495	34,876
(Consumer Products)	Preferred Stock (100,000 shares)		12,721	16,585
	Common Stock (260,467 shares)		3,847	—

	Total Investment		46,063	51,461

Calder Capital Partners, LLC(5)	Senior Loan (12.5%, Due 5/09)(6)	4,496	4,496	1,100
(Asset Management)	Equity Interests		2,453	—

	Total Investment		6,949	1,100

Callidus Capital Corporation	Subordinated Debt (18.0%, Due 8/13)	20,939	20,939	15,165
(Asset Management)	Common Stock (100 shares)		—	—

	Total Investment		20,939	15,165

	Guaranty ($3,189)
Ciena Capital LLC	Senior Loan (5.5%, Due 3/09)(6)	319,031	319,031	102,232
(Financial Services)	Class B Equity Interests		119,436	—
	Class C Equity Interests		109,097	—

	Total Investment		547,564	102,232

	Guaranty ($5,000—See Note 3)
CitiPostal Inc.	Senior Loan (3.7%, Due 12/13)	692	683	683
(Business Services)	Unitranche Debt (12.0%, Due 12/13)	51,180	51,001	51,001
	Subordinated Debt (16.0%, Due 12/15)	10,265	10,265	10,265
	Common Stock (37,024 shares)		12,726	1,124

	Total Investment		74,675	63,073

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Coverall North America, Inc.	Unitranche Debt (12.0%, Due 7/11)	$31,627	$31,565	$31,565
(Business Services)	Subordinated Debt (15.0%, Due 7/11)	5,563	5,553	5,553
	Common Stock (763,333 shares)		14,362	21,261

	Total Investment		51,480	58,379

CR Holding, Inc.	Subordinated Debt (16.6%, Due 2/13)(6)	40,623	40,510	10,271
(Consumer Products)	Common Stock (32,090,696 shares)		28,744	—

	Total Investment		69,254	10,271

Crescent Equity Corp.(8)	Senior Loan (10.0%, Due 6/10)	433	433	433
(Business Services)	Subordinated Debt (11.0%, Due 9/11 - 6/17)(6)	32,202	32,112	4,203
	Common Stock (174 shares)		82,730	—

	Total Investment		115,275	4,636

	Guaranty ($900)
Direct Capital Corporation	Senior Loan (8.0%, Due 1/14)(6)	8,175	8,175	8,573
(Financial Services)	Subordinated Debt (16.0%, Due 3/13)(6)	55,671	55,496	7,139
	Common Stock (2,317,020 shares)		25,732	—

	Total Investment		89,403	15,712

Financial Pacific Company	Subordinated Debt (17.4%, Due 2/12 - 8/12)	68,967	68,870	41,417
(Financial Services)	Preferred Stock (9,458 shares)		8,865	—
	Common Stock (12,711 shares)		12,783	—

	Total Investment		90,518	41,417

Hot Light Brands, Inc.	Senior Loan (9.0%, Due 2/11)(6)	30,572	30,572	10,471
(Retail)	Common Stock (93,500 shares)		5,151	—

	Total Investment		35,723	10,471

Hot Stuff Foods, LLC	Senior Loan (3.7%, Due 2/11 - 2/12)	45,417	45,310	45,417
(Consumer Products)	Subordinated Debt (12.3%, Due 8/12 - 2/13)(6)	83,692	83,387	49,801
	Common Stock (1,147,453 shares)		56,187	—

	Total Investment		184,884	95,218

Huddle House, Inc.	Subordinated Debt (15.0%, Due 12/15)	19,544	19,494	19,494
(Retail)	Common Stock (358,428 shares)		36,348	7,651

	Total Investment		55,842	27,145

IAT Equity, LLC and Affiliates	Subordinated Debt (9.0%, Due 6/14)	6,000	6,000	6,000
d/b/a Industrial Air Tool (Industrial Products)	Equity Interests		7,500	9,948

	Total Investment		13,500	15,948

Impact Innovations Group, LLC	Equity Interests in Affiliate		—	322
(Business Services)

	Total Investment		—	322

Insight Pharmaceuticals Corporation	Subordinated Debt (15.0%, Due 9/12)	54,167	54,100	52,098
(Consumer Products)	Common Stock (155,000 shares)		40,413	10,419

	Total Investment		94,513	62,517

Jakel, Inc.	Subordinated Debt (15.5%, Due 3/08)(6)	748	748	374

(Industrial Products)	Total Investment		748	374

Knightsbridge CLO 2007-1 Ltd.(4)	Class E Notes (9.5%, Due 1/22)	18,700	18,700	11,160
(CLO)	Income Notes (13.3%)(11)		38,746	22,640

	Total Investment		57,446	33,800

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Knightsbridge CLO 2008-1 Ltd.(4)	Class C Notes (7.8%, Due 6/18)	$12,800	$12,800	$12,246
(CLO)	Class D Notes (8.8%, Due 6/18)	8,000	8,000	7,080
	Class E Notes (5.3%, Due 6/18)	13,200	11,081	9,798
	Income Notes (21.2%)(11)		21,327	20,112

	Total Investment		53,208	49,236

MVL Group, Inc.	Senior Loan (12.0%, Due 7/12)	25,260	25,256	25,256
(Business Services)	Subordinated Debt (14.5%, Due 7/12)	41,434	41,402	36,021
	Subordinated Debt (8.0%, Due 7/12)(6)	144	139	—
	Common Stock (560,716 shares)		555	—

	Total Investment		67,352	61,277

Penn Detroit Diesel Allison, LLC	Equity Interests		20,081	13,870

(Business Services)	Total Investment		20,081	13,870

Senior Secured Loan Fund LLC	Subordinated Certificates (8.4%)		165,248	165,000
(Private Debt Fund)	Equity Interests		1	—

	Total Investment		165,249	165,000

Service Champ, Inc.	Subordinated Debt (15.5%, Due 4/12)	27,566	27,515	27,515
(Business Services)	Common Stock (55,112 shares)		11,785	28,321

	Total Investment		39,300	55,836

Stag-Parkway, Inc.	Subordinated Debt (10.0%, Due 7/12)	19,044	19,000	19,000
(Business Services)	Common Stock (25,000 shares)		32,686	7,359

	Total Investment		51,686	26,359

Startec Equity, LLC	Equity Interests		211	—
(Telecommunications)

	Total Investment		211	—

Total companies more than 25% owned			$2,025,850	$1,032,018

Companies 5% to 25% Owned
10th Street, LLC	Subordinated Debt (13.0%, Due 11/14)	22,100	22,004	22,100
(Business Services)	Equity Interests		422	485
	Option		25	25

	Total Investment		22,451	22,610

Air Medical Group Holdings LLC	Senior Loan (4.3%, Due 3/11)	4,665	4,642	4,456
(Healthcare Services)	Equity Interests		2,993	20,000

	Total Investment		7,635	24,456

BB&T Capital Partners/Windsor
Mezzanine Fund, LLC(5)	Equity Interests		11,789	10,009
(Private Equity Fund)

	Total Investment		11,789	10,009

Driven Brands, Inc.	Subordinated Debt (16.6%, Due 7/15)	89,838	89,477	86,398
(Consumer Services)	Common Stock (3,772,098 shares)		9,516	2,500

	Total Investment		98,993	88,898

Multi-Ad Services, Inc.	Unitranche Debt (11.3%, Due 11/11)	2,508	2,491	2,488
(Business Services)	Equity Interests		1,737	1,206

	Total Investment		4,228	3,694

Pendum Acquisition, Inc.	Common Stock (8,872 shares)		—	—
(Business Services)

	Total Investment		—	—

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Postle Aluminum Company, LLC	Senior Loan (6.0%, Due 10/12)(6)	$35,000	$34,876	$15,308
(Industrial Products)	Subordinated Debt (3.0%, Due 10/12)(6)	23,953	23,868	—
	Equity Interests		2,174	—

	Total Investment		60,918	15,308

Progressive International	Preferred Stock (500 shares)		500	5,847
Corporation	Common Stock (197 shares)		13	153
(Consumer Products)	Warrants		—	—

	Total Investment		513	6,000

Regency Healthcare Group, LLC	Equity Interests		1,302	1,841

(Healthcare Services)
	Total Investment		1,302	1,841

SGT India Private Limited(4)	Common Stock (150,596 shares)		4,158	—
(Business Services)

	Total Investment		4,158	—

Soteria Imaging Services, LLC	Subordinated Debt (11.3%, Due 11/10)	4,250	4,204	4,154
(Healthcare Services)	Equity Interests		1,881	1,283

	Total Investment		6,085	5,437

Universal Environmental Services, LLC	Equity Interests		1,599	—
(Business Services)

	Total Investment		1,599	—

Total companies 5% to 25% owned			219,671	178,253

Companies Less Than 5% Owned
3SI Security Systems, Inc.	Subordinated Debt (16.6%, Due 8/13)(6)	29,548	29,473	14,865
(Consumer Products)

	Total Investment		29,473	14,865

Augusta Sportswear Group, Inc.	Common Stock (2,500 shares)		2,500	1,523
(Consumer Products)

	Total Investment		2,500	1,523

Axium Healthcare Pharmacy, Inc.	Subordinated Debt (8.0%, Due 3/15)	2,975	2,975	2,380
(Healthcare Services)

	Total Investment		2,975	2,380

BenefitMall Holdings Inc.	Subordinated Debt (18.0%, Due 6/14)	40,326	40,250	40,250
(Business Services)	Common Stock (39,274,290 shares)(12)		39,274	73,729
	Warrants(12)		—	—

	Total Investment		79,524	113,979

Broadcast Electronics, Inc.	Senior Loan (8.8%, Due 11/11)(6)	4,875	4,847	340
(Business Services)	Preferred Stock (2,044 shares)		—	—

	Total Investment		4,847	340

Bushnell, Inc.	Subordinated Debt (6.8%, Due 2/14)	41,325	40,161	30,204
(Consumer Products)

	Total Investment		40,161	30,204

Callidus Debt Partners	Class C Notes (12.9%, Due 12/13)(6)	19,420	19,527	2,935
CDO Fund I, Ltd.(4)(10)	Class D Notes (17.0%, Due 12/13)(6)	9,400	9,454	—
(CDO)

	Total Investment		28,981	2,935

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Callidus Debt Partners	Preferred Shares (23,600,000 shares)		$20,138	$2,199
CLO Fund III, Ltd.(4)(10) (CLO)

	Total Investment		20,138	2,199

Callidus Debt Partners	Class D Notes (5.1%, Due 4/20)	$3,000	2,160	1,653
CLO Fund IV, Ltd.(4)(10) (CLO)	Income Notes (0.0%)(11)		14,868	4,366

	Total Investment		17,028	6,019

Callidus Debt Partners	Income Notes (2.6%)(11)		13,521	4,625

CLO Fund V, Ltd.(4)(10) (CLO)
	Total Investment		13,521	4,625

Callidus Debt Partners	Class D Notes (6.5%, Due 10/21)	9,325	7,602	3,833
CLO Fund VI, Ltd.(4)(10) (CLO)	Income Notes (0.0%)(11)		29,144	4,155

	Total Investment		36,746	7,988

Callidus Debt Partners	Income Notes (0.0%)(11)		24,824	5,431
CLO Fund VII, Ltd.(4)(10) (CLO)

	Total Investment		24,824	5,431

Callidus MAPS CLO Fund I LLC(10) (CLO)	Class E Notes (5.8%, Due 12/17) Income Notes (0.0%)(11)	17,000	17,000 41,176	11,400 13,662

	Total Investment		58,176	25,062

Callidus MAPS CLO Fund II, Ltd.(4)(10) (CLO)	Class D Notes (4.8%, Due 7/22) Income Notes (0.9%)(11)	7,700	3,785 18,109	3,068 4,819

	Total Investment		21,894	7,887

Carlisle Wide Plank Floors, Inc. (Consumer Products)	Unitranche Debt (12.0%, Due 6/11) Common Stock (345,056 Shares)	1,644	1,637 345	1,533 —

	Total Investment		1,982	1,533

Catterton Partners VI, L.P.(5) (Private Equity Fund)	Limited Partnership Interest		3,287	1,789

	Total Investment		3,287	1,789

Commercial Credit Group, Inc. (Financial Services)	Subordinated Debt (15.0%, Due 6/15) Preferred Stock (64,679 shares) Warrants	22,000	21,970 15,543	21,970 6,212

	Total Investment		37,513	28,182

Community Education Centers, Inc. (Education Services)	Subordinated Debt (19.5%, Due 11/13)	36,654	36,602	36,501

	Total Investment		36,602	36,501

Component Hardware Group, Inc. (Industrial Products)	Subordinated Debt (13.5%, Due 1/13)	18,921	18,876	16,587

	Total Investment		18,876	16,587

Cook Inlet Alternative Risk, LLC (Business Services)	Unitranche Debt (10.8%, Due 4/13) Equity Interests	87,600	87,286 552	69,000 —

	Total Investment		87,838	69,000

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Cortec Group Fund IV, L.P.(5) (Private Equity)	Limited Partnership Interest		$6,572	$3,812

	Total Investment		6,572	3,812

Digital VideoStream, LLC (Business Services)	Unitranche Debt (11.0%, Due 2/12) Convertible Subordinated Debt (10.0%, Due 2/16)	$13,203 4,894	13,155 4,883	12,825 4,883

	Total Investment		18,038	17,708

DirectBuy Holdings, Inc. (Consumer Products)	Subordinated Debt (16.0%, Due 5/13) Equity Interests	76,389	76,139 8,000	60,287 —

	Total Investment		84,139	60,287

Distant Lands Trading Co. (Consumer Products)	Senior Loan (6.3%, Due 11/11) Unitranche Debt (11.0%, Due 11/11) Common Stock (3,451 shares)	6,800 43,581	6,781 43,499 3,451	6,358 41,967 1,147

	Total Investment		53,731	49,472

Diversified Mercury Communications, LLC (Business Services)	Senior Loan (4.5%, Due 3/13)	2,814	2,803	2,525

	Total Investment		2,803	2,525

Dryden XVIII Leveraged Loan 2007 Limited(4) (CLO)	Class B Notes (5.0%, Due 10/19)(6) Income Notes (0.0%)(11)	9,092	7,872 23,164	2,355 2,415

	Total Investment		31,036	4,770

Dynamic India Fund IV(4)(5) (Private Equity Fund)	Equity Interests		9,350	7,982

	Total Investment		9,350	7,982

EarthColor, Inc. (Business Services)	Subordinated Debt (15.0%, Due 11/13)(6) Common Stock (63,438 shares)(12) Warrants(12)	123,819	123,385 63,438	— —

	Total Investment		186,823	—

eCentury Capital Partners, L.P.(5) (Private Equity Fund)	Limited Partnership Interest		7,274	—

	Total Investment		7,274	—

eInstruction Corporation (Education Services)	Subordinated Debt (12.1%, Due 7/14-1/15) Common Stock (2,406 shares)	36,069	35,951 2,500	32,708 750

	Total Investment		38,451	33,458

Farley's & Sathers Candy Company, Inc. (Consumer Products)	Subordinated Debt (8.3%, Due 3/11)	2,500	2,496	2,492

	Total Investment		2,496	2,492

Fidus Mezzanine Capital, L.P.(5) (Private Equity Fund)	Limited Partnership Interest		12,828	7,804

	Total Investment		12,828	7,804

Freedom Financial Network, LLC (Financial Services)	Subordinated Debt (13.5%, Due 2/14)	6,000	5,953	6,000

	Total Investment		5,953	6,000

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Geotrace Technologies, Inc. (Energy Services)	Warrants		$2,027	$2,300

	Total Investment		2,027	2,300

Gilchrist & Soames, Inc. (Consumer Products)	Subordinated Debt (13.4%, Due 10/13)	$25,304	25,186	23,101

	Total Investment		25,186	23,101

Havco Wood Products LLC (Industrial Products)	Equity Interests		910	—

	Total Investment		910	—

Higginbotham Insurance Agency, Inc. (Business Services)	Subordinated Debt (13.7%, Due 8/13 - 8/14) Common Stock (23,695 shares)(12) Warrant(12)	53,305	53,129 23,695 —	53,129 12,355 —

	Total Investment		76,824	65,484

The Homax Group, Inc. (Consumer Products)	Senior Loan (6.3%, Due 10/12) Subordinated Debt (14.5%, Due 4/14) Preferred Stock (76 shares) Common Stock (24 shares) Warrants	10,116 14,159	10,072 13,619 76 5 954	9,168 4,945 — — —

	Total Investment		24,726	14,113

Ideal Snacks Corporation (Consumer Products)	Senior Loan (8.5%, Due 6/10)	1,084	1,084	1,068

	Total Investment		1,084	1,068

Kodiak Fund LP(5) (Private Equity Fund)	Equity Interests		9,332	900

	Total Investment		9,332	900

Market Track Holdings, LLC (Business Services)	Senior Loan (8.0%, Due 6/14) Subordinated Debt (15.9%, Due 6/14)	2,500 24,600	2,450 24,504	2,392 23,166

	Total Investment		26,954	25,558

NetShape Technologies, Inc. (Industrial Products)	Senior Loan (4.0%, Due 2/13)	875	875	368

	Total Investment		875	368

Network Hardware Resale, Inc. (Business Services)	Unitranche Debt (12.8%, Due 12/11) Convertible Subordinated Debt (9.8%, Due 12/15)	16,330 15,953	16,382 16,000	16,330 16,000

	Total Investment		32,382	32,330

Novak Biddle Venture Partners III, L.P.(5) (Private Equity Fund)	Limited Partnership Interest		2,018	1,037

	Total Investment		2,018	1,037

Oahu Waste Services, Inc. (Business Services)	Stock Appreciation Rights		206	406

	Total Investment		206	406

Pangaea CLO 2007-1 Ltd.(4) (CLO)	Class D Notes (5.3%, Due 1/21)	15,000	11,985	7,795

	Total Investment		11,985	7,795

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
PC Helps Support, LLC (Business Services)	Senior Loan (4.3%, Due 12/13) Subordinated Debt (12.8%, Due 12/13)	$8,299 27,121	$8,210 27,013	$7,763 25,572

	Total Investment		35,223	33,335

Performant Financial Corporation (Business Services)	Common Stock (478,816 shares)		734	920

	Total Investment		734	920

Promo Works, LLC (Business Services)	Unitranche Debt (12.3%, Due 12/11)	23,111	22,994	20,312

	Total Investment		22,994	20,312

Reed Group, Ltd. (Healthcare Services)	Senior Loan (6.4%, Due 12/13) Subordinated Debt (15.8%, Due 12/13) Equity Interests	12,060 19,076	11,929 19,013 1,800	9,530 14,924 —

	Total Investment		32,742	24,454

S.B. Restaurant Company (Retail)	Unitranche Debt (9.8%, Due 4/11) Preferred Stock (46,690 shares) Warrants	38,327	38,184 117 534	33,606 — —

	Total Investment		38,835	33,606

SPP Mezzanine Funding II, L.P.(5) (Private Equity Fund)	Limited Partnership Interest		7,605	6,987

	Total Investment		7,605	6,987

STS Operating, Inc. (Industrial Products)	Subordinated Debt (11.0%, Due 1/13)	30,386	30,313	27,305

	Total Investment		30,313	27,305

Summit Energy Services, Inc. (Business Services)	Common Stock (415,982 shares)		1,861	2,150

	Total Investment		1,861	2,150

Tappan Wire & Cable Inc. (Business Services)	Unitranche Debt (15.0%, Due 8/14)(6) Common Stock (12,940 shares)(12) Warrant(12)	22,346	22,248 2,043 —	4,515 — —

	Total Investment		24,291	4,515

The Step2 Company, LLC (Consumer Products)	Unitranche Debt (11.0%, Due 4/12) Equity Interests	94,602	94,396 2,156	89,550 1,528

	Total Investment		96,552	91,078

Tradesmen International, Inc. (Business Services)	Subordinated Debt (12.0%, Due 12/12)	40,000	39,793	18,347

	Total Investment		39,793	18,347

TransAmerican Auto Parts, LLC (Consumer Products)	Subordinated Debt (18.3%, Due 11/12)(6) Equity Interests	24,561	24,409 1,033	— —

	Total Investment		25,442	—

Trover Solutions, Inc. (Business Services)	Subordinated Debt (12.0%, Due 11/12)	56,676	56,510	52,568

	Total Investment		56,510	52,568

United Road Towing, Inc. (Consumer Services)	Subordinated Debt (11.8%, Due 1/14)	19,060	18,988	18,792

	Total Investment		18,988	18,792

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Venturehouse-Cibernet Investors, LLC (Business Services)	Equity Interest		$—	$—

	Total Investment		—	—

WMA Equity Corporation and Affiliates d/b/a Wear Me Apparel (Consumer Products)	Subordinated Debt (16.8%, Due 4/13-4/14)(6) Common Stock (86 shares)	$139,455	138,559 39,549	71,345 —

	Total Investment		178,108	71,345

Webster Capital II, L.P.(5) (Private Equity Fund)	Limited Partnership Interest		1,338	809

	Total Investment		1,338	809

Woodstream Corporation (Consumer Products)	Subordinated Debt (12.0%, Due 2/15) Common Stock (6,960 shares)	90,000	89,678 6,961	74,221 2,000

	Total Investment		96,639	76,221

Other companies	Other debt investments Other equity investments	37	(151 41)	(151 8)

	Total Investment		(110)	(143)

Total companies less than 5% owned			$1,948,748	$1,232,400

Total private finance (113 portfolio investments)			$4,194,269	$2,442,671

Commercial Real Estate Finance
(in thousands, except number of loans)

			September 30, 2009 (unaudited)
	Stated Interest Rate Ranges	Number of Loans	Cost	Value
Commercial Mortgage Loans
	Up to 6.99%	3	$32,143	$31,006
	7.00%–8.99%	2	1,876	1,864
	9.00%–10.99%	1	6,476	6,476
	11.00%–12.99%	1	10,479	6,319
	15.00% and above	2	3,970	4,848

Total commercial mortgage loans(13)			$54,944	$50,513

Real Estate Owned			$5,937	$6,179

Equity Interests(2)—Companies more than 25% owned			$13,185	$11,831

Total commercial real estate finance			$74,066	$68,523

Total portfolio			$4,268,335	$2,511,194

	Yield	Cost	Value
Investments in Money Market and Other Securities
First American Treasury Obligations Fund	—	$90,020	$90,020

Total		$90,020	$90,020

The accompanying notes are an integral part of these consolidated financial statements.

 ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS

December 31, 2008

(in thousands, except number of shares)

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Companies More Than 25% Owned
AGILE Fund I, LLC(5) (Private Equity Fund)	Equity Interests		$694	$497

	Total Investment		694	497

AllBridge Financial, LLC (Asset Management)	Equity Interests		33,294	10,960

	Total Investment		33,294	10,960

	Standby Letter of Credit ($15,000)
Allied Capital Senior Debt Fund, L.P.(5) (Private Debt Fund)	Limited Partnership Interests		31,800	31,800

	Total Investment		31,800	31,800

Avborne, Inc.(7)	Preferred Stock (12,500 shares)		—	942
(Business Services)	Common Stock (27,500 shares)		—	—

	Total Investment		—	942

Avborne Heavy Maintenance, Inc.(7) (Business Services)	Common Stock (2,750 shares)		—	—

	Total Investment		—	—

Aviation Properties Corporation (Business Services)	Common Stock (100 shares)		93	—

	Total Investment		93	—

	Standby Letters of Credit ($1,000)
Border Foods, Inc.	Senior Loan (12.6%, Due 12/09 - 3/12)	$33,027	26,860	33,027
(Consumer Products)	Preferred Stock (100,000 shares)		12,721	11,851
	Common Stock (260,467 shares)		3,847	—

	Total Investment		43,428	44,878

Calder Capital Partners, LLC(5)	Senior Loan (10.5%, Due 5/09)(6)	4,496	4,496	953
(Asset Management)	Equity Interests		2,453	—

	Total Investment		6,949	953

Callidus Capital Corporation	Subordinated Debt (18.0%, Due 8/13 - 2/14)	16,068	16,068	16,068
(Asset Management)	Common Stock (100 shares)		—	34,377

	Total Investment		16,068	50,445

	Guaranty ($6,447)
Ciena Capital LLC	Senior Loan (5.5%, Due 3/09)(6)	319,031	319,031	104,883
(Financial Services)	Class B Equity Interests		119,436	—
	Class C Equity Interests		109,301	—

	Total Investment		547,768	104,883

	Guaranty ($5,000—See Note 3)
	Standby Letters of Credit ($102,600—See Note 3)
CitiPostal Inc.	Senior Loan (4.0%, Due 12/13)	692	681	681
(Business Services)	Unitranche Debt (12.0%, Due 12/13)	51,758	51,548	51,548
	Subordinated Debt (16.0%, Due 12/15)	9,114	9,114	9,114
	Common Stock (37,024 shares)		12,726	8,616

	Total Investment		74,069	69,959

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Coverall North America, Inc.	Unitranche Debt (12.0%, Due 7/11)	$32,035	$31,948	$31,948
(Business Services)	Subordinated Debt (15.0%, Due 7/11)	5,563	5,549	5,549
	Common Stock (763,333 shares)		14,361	17,968

	Total Investment		51,858	55,465

CR Holding, Inc.	Subordinated Debt (16.6%, Due 2/13)(6)	39,307	39,193	17,360
(Consumer Products)	Common Stock (32,090,696 shares)		28,744	—

	Total Investment		67,937	17,360

Crescent Equity Corp.(8)	Senior Loan (10.0%, Due 1/09)	433	433	433
(Business Services)	Subordinated Debt (11.0%, Due 9/11 - 6/17)	22,312	22,247	14,283
	Subordinated Debt (11.0%, Due 1/12 - 9/12)(6)	10,097	10,072	4,331
	Common Stock (174 shares)		81,255	4,580

	Total Investment		114,007	23,627

	Guaranty ($900)
	Standby Letters of Credit ($200)
Direct Capital Corporation	Subordinated Debt (16.0%, Due 3/13)(6)	55,671	55,496	13,530
(Financial Services)	Common Stock (2,317,020 shares)		25,732	—

	Total Investment		81,228	13,530

Financial Pacific Company	Subordinated Debt (17.4%, Due 2/12 - 8/12)	68,967	68,840	62,189
(Financial Services)	Preferred Stock (9,458 shares)		8,865	—
	Common Stock (12,711 shares)		12,783	—

	Total Investment		90,488	62,189

ForeSite Towers, LLC (Tower Leasing)	Equity Interest		—	889

	Total Investment		—	889

Global Communications, LLC (Business Services)	Senior Loan (10.0%, Due 9/02)(6)	1,335	1,335	1,335

	Total Investment		1,335	1,335

Hot Light Brands, Inc.	Senior Loan (9.0%, Due 2/11)(6)	30,522	30,522	13,678
(Retail)	Common Stock (93,500 shares)		5,151	—

	Total Investment		35,673	13,678

	Standby Letter of Credit ($105)
Hot Stuff Foods, LLC	Senior Loan (4.0%, Due 2/11 - 2/12)	53,597	53,456	42,378
(Consumer Products)	Subordinated Debt (12.4%, Due 8/12 - 2/13)(6)	83,692	83,387	—
	Common Stock (1,147,453 shares)		56,187	—

	Total Investment		193,030	42,378

Huddle House, Inc.	Subordinated Debt (15.0%, Due 12/12)	57,244	57,067	57,067
(Retail)	Common Stock (358,428 shares)		35,828	20,922

	Total Investment		92,895	77,989

IAT Equity, LLC and Affiliates d/b/a Industrial Air Tool (Industrial Products)	Subordinated Debt (9.0%, Due 6/14) Equity Interests	6,000	6,000 7,500	6,000 8,860

	Total Investment		13,500	14,860

Impact Innovations Group, LLC (Business Services)	Equity Interests in Affiliate		—	321

	Total Investment		—	321

Insight Pharmaceuticals Corporation	Subordinated Debt (15.0%, Due 9/12)	45,827	45,738	45,827
(Consumer Products)	Subordinated Debt (19.0%, Due 9/12)(6)	16,177	16,126	17,532
	Preferred Stock (25,000 shares)		25,000	4,068

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
	Common Stock (620,000 shares)		$6,325	—

	Total Investment		93,189	$67,427

Jakel, Inc. (Industrial Products)	Subordinated Debt (15.5%, Due 3/08)(6)	$748	748	374

	Total Investment		748	374

Knightsbridge CLO 2007-1 Ltd.(4)	Class E Notes (13.8%, Due 1/22)	18,700	18,700	14,866
(CLO)	Income Notes (14.9%)(11)		40,914	35,214

	Total Investment		59,614	50,080

Knightsbridge CLO 2008-1 Ltd.(4)	Class C Notes (9.3%, Due 6/18)	12,800	12,800	12,800
(CLO)	Class D Notes (10.3%, Due 6/18)	8,000	8,000	8,000
	Class E Notes (6.8%, Due 6/18)	13,200	10,573	10,573
	Income Notes (16.6%)(11)		21,315	21,315

	Total Investment		52,688	52,688

MHF Logistical Solutions, Inc. (Business Services)	Subordinated Debt (13.0%, Due 6/12 - 6/13)(6)	49,841	49,633	—
	Preferred Stock (10,000 shares)		—	—
	Common Stock (20,934 shares)		20,942	—

	Total Investment		70,575	—

MVL Group, Inc.	Senior Loan (12.0%, Due 6/09 - 7/09)	30,674	30,663	30,663
(Business Services)	Subordinated Debt (14.5%, Due 6/09 - 7/09)	41,074	40,994	40,994
	Subordinated Debt (3.0%, Due 6/09)(6)	144	139	86
	Common Stock (560,716 shares)		555	—

	Total Investment		72,351	71,743

Old Orchard Brands, LLC	Subordinated Debt (18.0%, Due 7/14)	18,951	18,882	18,882
(Consumer Products)	Equity Interests		16,857	27,763

	Total Investment		35,739	46,645

Penn Detroit Diesel Allison, LLC	Subordinated Debt (15.5%, Due 8/13)	37,984	37,869	37,869
(Business Services)	Equity Interests		18,873	21,100

	Total Investment		56,742	58,969

Service Champ, Inc.	Subordinated Debt (15.5%, Due 4/12)	27,050	26,984	26,984
(Business Services)	Common Stock (55,112 shares)		11,785	21,156

	Total Investment		38,769	48,140

Stag-Parkway, Inc.	Unitranche Debt (14.0%, Due 7/12)	17,975	17,920	17,962
(Business Services)	Common Stock (25,000 shares)		32,686	6,968

	Total Investment		50,606	24,930

Startec Equity, LLC (Telecommunications)	Equity Interests		211	332

	Total Investment		211	332

Senior Secured Loan Fund LLC	Subordinated Certificates (12.0)%		125,423	125,423
(Private Debt Fund)	Equity Interests		1	1

	Total Investment		125,424	125,424

Worldwide Express Operations, LLC	Subordinated Debt (14.0%, Due 2/14)(6)	2,865	2,722	2,032
(Business Services)	Equity Interests		11,384	—
	Warrants		144	—

	Total Investment		14,250	2,032

Total companies more than 25% owned			$2,167,020	$1,187,722

Companies 5% to 25% Owned
10th Street, LLC	Subordinated Debt (13.0%, Due 11/14)	21,439	21,329	21,439

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
(Business Services)	Equity Interests		$422	$975
	Option		25	25

	Total Investment		21,776	22,439

Advantage Sales & Marketing, Inc.	Subordinated Debt (12.0%, Due 3/14)	$158,617	158,132	135,000
(Business Services)	Equity Interests		—	5,000

	Total Investment		158,132	140,000

Air Medical Group Holdings LLC	Senior Loan (3.3%, Due 3/11)	3,360	3,326	3,139
(Healthcare Services)	Equity Interests		2,993	10,800

	Total Investment		6,319	13,939

Alpine ESP Holdings, Inc.	Preferred Stock (701 shares)		701	—
(Business Services)	Common Stock (11,657 shares)		13	—

	Total Investment		714	—

Amerex Group, LLC	Subordinated Debt (12.3%, Due 1/13)	8,789	8,784	8,784
(Consumer Products)	Equity Interests		3,508	9,932

	Total Investment		12,292	18,716

BB&T Capital Partners/Windsor
Mezzanine Fund, LLC(5) (Private Equity Fund)	Equity Interests		11,789	11,063

	Total Investment		11,789	11,063

Becker Underwood, Inc.	Subordinated Debt (14.5%, Due 8/12)	25,503	25,450	25,502
(Industrial Products)	Common Stock (4,376 shares)		5,014	2,267

	Total Investment		30,464	27,769

Drew Foam Companies, Inc.	Preferred Stock (622,555 shares)		623	512
(Business Services)	Common Stock (6,286 shares)		6	—

	Total Investment		629	512

Driven Brands, Inc.	Subordinated Debt (16.5%, Due 7/15)	84,106	83,698	83,698
(Consumer Services)	Common Stock (3,772,098 shares)		9,516	4,855

	Total Investment		93,214	88,553

Hilden America, Inc. (Consumer Products)	Common Stock (19 shares)		454	76

	Total Investment		454	76

Lydall Transport, Ltd. (Business Services)	Equity Interests		432	345

	Total Investment		432	345

Multi-Ad Services, Inc.	Unitranche Debt (11.3%, Due 11/11)	3,018	2,995	2,941
(Business Services)	Equity Interests		1,737	1,782

	Total Investment		4,732	4,723

Progressive International
Corporation (Consumer Products)	Preferred Stock (500 shares) Common Stock (197 shares) Warrants		500 13 —	1,125 4,600 —

	Total Investment		513	5,725

Regency Healthcare Group, LLC	Unitranche Debt (11.1%, Due 6/12)	10,901	10,855	10,825
(Healthcare Services)	Equity Interests		1,302	2,050

	Total Investment		12,157	12,875

SGT India Private Limited(4) (Business Services)	Common Stock (150,596 shares)		4,137	—

	Total Investment		4,137	—

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Soteria Imaging Services, LLC	Subordinated Debt (11.3%, Due 11/10)	$4,250	$4,167	$4,054
(Healthcare Services)	Equity Interests		1,881	1,971

	Total Investment		6,048	6,025

Triax Holdings, LLC	Subordinated Debt (21.0%, Due 2/12)(6)	10,625	10,587	—
(Consumer Products)	Equity Interests		16,528	—

	Total Investment		27,115	—

Universal Environmental Services, LLC (Business Services)	Equity Interests		1,599	—

	Total Investment		1,599	—

Total companies 5% to 25% owned			$392,516	$352,760

Companies Less Than 5% Owned
3SI Security Systems, Inc. (Consumer Products)	Subordinated Debt (14.6%, Due 8/13)	$29,200	$29,118	$28,170

	Total Investment		29,118	28,170

Abraxas Corporation (Business Services)	Subordinated Debt (14.6%, Due 4/13)	36,822	36,662	36,170

	Total Investment		36,662	36,170

Augusta Sportswear Group, Inc.	Subordinated Debt (13.0%, Due 1/15)	53,000	52,825	52,406
(Consumer Products)	Common Stock (2,500 shares)		2,500	1,400

	Total Investment		55,325	53,806

Axium Healthcare Pharmacy, Inc.	Senior Loan (14.0%, Due 12/12)	3,750	3,724	3,654
(Healthcare Services)	Unitranche Debt (14.0%, Due 12/12)	8,500	8,471	7,908
	Common Stock (22,860 shares)		2,286	100

	Total Investment		14,481	11,662

Baird Capital Partners IV Limited(5) (Private Equity Fund)	Limited Partnership Interest		3,636	2,978

	Total Investment		3,636	2,978

BenefitMall Holdings Inc.	Subordinated Debt (18.0%, Due 6/14)	40,326	40,238	40,238
(Business Services)	Common Stock (39,274,290 shares)(12)		39,274	91,149
	Warrants(12)		—	—

	Total Investment		79,512	131,387

Broadcast Electronics, Inc.	Senior Loan (8.8%, Due 11/11)(6)	4,912	4,884	773
(Business Services)	Preferred Stock (2,044 shares)		—	—

	Total Investment		4,884	773

Bushnell, Inc. (Consumer Products)	Subordinated Debt (8.0%, Due 2/14)	41,325	40,003	35,794

	Total Investment		40,003	35,794

Callidus Debt Partners CDO Fund I, Ltd.(4)(10)	Class C Notes (12.9%, Due 12/13)	18,800	18,907	10,116
(CDO)	Class D Notes (17.0%, Due 12/13)	9,400	9,454	—

	Total Investment		28,361	10,116

Callidus Debt Partners CLO Fund III, Ltd.(4)(10) (CLO)	Preferred Shares (23,600,000 shares)		20,138	5,402

	Total Investment		20,138	5,402

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Callidus Debt Partners CLO Fund IV, Ltd.(4)(10)	Class D Notes (9.1%, Due 4/20)	$3,000	$2,045	$1,445
(CLO)	Income Notes (13.2%)(11)		14,591	10,628

	Total Investment		16,636	12,073

Callidus Debt Partners CLO Fund V, Ltd.(4)(10) (CLO)	Income Notes (16.4%)(11)		13,388	10,331

	Total Investment		13,388	10,331

Callidus Debt Partners CLO Fund VI, Ltd.(4)(10)	Class D Notes (9.8%, Due 10/21)	9,000	7,144	3,929
(CLO)	Income Notes (17.8%)(11)		28,314	23,090

	Total Investment		35,458	27,019

Callidus Debt Partners CLO Fund VII, Ltd.(4)(10) (CLO)	Income Notes (11.4%)(11)		24,026	15,361

	Total Investment		24,026	15,361

Callidus MAPS CLO Fund I LLC(10)	Class E Notes (7.0%, Due 12/17)	17,000	17,000	9,813
(CLO)	Income Notes (4.0%)(11)		45,053	27,678

	Total Investment		62,053	37,491

Callidus MAPS CLO Fund II, Ltd.(4)(10)	Class D Notes (8.8%, Due 7/22)	7,700	3,555	2,948
(CLO)	Income Notes (13.3%)(11)		18,393	12,626

	Total Investment		21,948	15,574

Carlisle Wide Plank Floors, Inc.	Senior Loan (6.1%, Due 6/11)	1,000	998	953
(Consumer Products)	Unitranche Debt (14.5%, Due 6/11)	3,161	3,139	3,047
	Preferred Stock (345,056 Shares)		345	82

	Total Investment		4,482	4,082

Catterton Partners VI, L.P.(5) (Private Equity Fund)	Limited Partnership Interest		2,812	2,356

	Total Investment		2,812	2,356

Centre Capital Investors V, L.P.(5) (Private Equity Fund)	Limited Partnership Interest		3,049	2,344

	Total Investment		3,049	2,344

CK Franchising, Inc.	Subordinated Debt (12.3%, Due 7/12 - 7/17)	21,000	20,912	20,912
	Preferred Stock (1,281,887 shares)		1,282	1,592
	Common Stock (7,585,549 shares)		7,586	10,600

	Total Investment		29,780	33,104

Commercial Credit Group, Inc.	Subordinated Debt (15.0%, Due 6/15)	19,000	18,970	18,970
(Financial Services)	Preferred Stock (64,679 shares)		15,543	9,073
	Warrants		—	—

	Total Investment		34,513	28,043

Community Education Centers, Inc. (Education Services)	Subordinated Debt (14.5%, Due 11/13)	35,548	35,486	34,056

	Total Investment		35,486	34,056

Component Hardware Group, Inc. (Industrial Products)	Subordinated Debt (13.5%, Due 1/13)	18,710	18,654	18,261

	Total Investment		18,654	18,261

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Cook Inlet Alternative Risk, LLC	Unitranche Debt (10.8%, Due 4/13)	$90,000	$89,619	$82,839
(Business Services)	Equity Interests		552	—

	Total Investment		90,171	82,839

Cortec Group Fund IV, L.P.(5) (Private Equity)	Limited Partnership Interest		4,647	3,445

	Total Investment		4,647	3,445

Diversified Mercury Communications, LLC (Business Services)	Senior Loan (4.5%, Due 3/13)	2,972	2,958	2,692

	Total Investment		2,958	2,692

Digital VideoStream, LLC	Unitranche Debt (11.0%, Due 2/12)	14,097	14,032	14,003
(Business Services)	Convertible Subordinated Debt (10.0%, Due 2/16)	4,545	4,533	4,700

	Total Investment		18,565	18,703

DirectBuy Holdings, Inc.	Subordinated Debt (14.5%, Due 5/13)	75,909	75,609	71,703
(Consumer Products)	Equity Interests		8,000	3,200

	Total Investment		83,609	74,903

Distant Lands Trading Co.	Senior Loan (7.5%, Due 11/11)	4,825	4,800	4,501
(Consumer Products)	Unitranche Debt (12.3%, Due 11/11)	43,133	43,022	42,340
	Common Stock (3,451 shares)		3,451	984

	Total Investment		51,273	47,825

Dryden XVIII Leveraged	Class B Notes (8.0%, Due 10/19)	9,000	7,728	4,535
Loan 2007 Limited(4) (CLO)	Income Notes (16.0%)(11)		22,080	17,477

	Total Investment		29,808	22,012

Dynamic India Fund IV(4)(5) (Private Equity Fund)	Equity Interests		9,350	8,966

	Total Investment		9,350	8,966

EarthColor, Inc.	Subordinated Debt (15.0%, Due 11/13)(6)	123,819	123,385	77,243
(Business Services)	Common Stock (63,438 shares)(12)		63,438	—
	Warrants(12)		—	—

	Total Investment		186,823	77,243

eCentury Capital Partners, L.P.(5) (Private Equity Fund)	Limited Partnership Interest		7,274	1,431

	Total Investment		7,274	1,431

eInstruction Corporation	Subordinated Debt (12.6%, Due 7/14-1/15)	33,931	33,795	31,670
(Education Services)	Common Stock (2,406 shares)		2,500	1,700

	Total Investment		36,295	33,370

Farley's & Sathers Candy Company, Inc. (Consumer Products)	Subordinated Debt (10.1%, Due 3/11)	2,500	2,493	2,365

	Total Investment		2,493	2,365

FCP-BHI Holdings, LLC	Subordinated Debt (12.0%, Due 9/13)	27,284	27,191	25,640
d/b/a Bojangles' (Retail)	Equity Interests		1,029	1,700

	Total Investment		28,220	27,340

Fidus Mezzanine Capital, L.P.(5) (Private Equity Fund)	Limited Partnership Interest		9,597	6,754

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
	Total Investment		$9,597	$6,754

Freedom Financial Network, LLC (Financial Services)	Subordinated Debt (13.5%, Due 2/14)	$13,000	12,945	12,811

	Total Investment		12,945	12,811

Geotrace Technologies, Inc. (Energy Services)	Warrants		2,027	3,000

	Total Investment		2,027	3,000

Gilchrist & Soames, Inc.	Subordinated Debt (13.4%, Due 10/13)	25,800	25,660	24,692

	Total Investment		25,660	24,692

Havco Wood Products LLC (Industrial Products)	Equity Interests		910	400

	Total Investment		910	400

Higginbotham Insurance Agency, Inc.	Subordinated Debt (13.7%, Due 8/13-8/14)	53,305	53,088	53,088
(Business Services)	Common Stock (23,695 shares)(12)		23,695	27,335
	Warrant(12)		—	—

	Total Investment		76,783	80,423

The Hillman Companies, Inc.(3) (Consumer Products)	Subordinated Debt (10.0%, Due 9/11)	44,580	44,491	44,345

	Total Investment		44,491	44,345

The Homax Group, Inc.	Senior Loan (7.2%, Due 10/12)	11,785	11,742	10,689
(Consumer Products)	Subordinated Debt (14.5%, Due 4/14)	14,000	13,371	12,859
	Preferred Stock (76 shares)		76	—
	Common Stock (24 shares)		5	—
	Warrants		954	—

	Total Investment		26,148	23,548

Ideal Snacks Corporation (Consumer Products)	Senior Loan (5.3%, Due 6/10)	1,496	1,496	1,438

	Total Investment		1,496	1,438

Kodiak Fund LP(5) (Private Equity Fund)	Equity Interests		9,422	900

	Total Investment		9,422	900

Market Track Holdings, LLC	Senior Loan (8.0%, Due 6/14)	2,500	2,450	2,352
(Business Services)	Subordinated Debt (15.9%, Due 6/14)	24,600	24,488	23,785

	Total Investment		26,938	26,137

NetShape Technologies, Inc. (Industrial Products)	Senior Loan (5.3%, Due 2/13)	382	382	346

	Total Investment		382	346

Network Hardware Resale, Inc.	Unitranche Debt (12.5%, Due 12/11)	18,734	18,809	18,703
(Business Services)	Convertible Subordinated Debt
	(9.8%, Due 12/15)	14,533	14,585	14,585

	Total Investment		33,394	33,288

Novak Biddle Venture Partners III, L.P.(5) (Private Equity Fund)	Limited Partnership Interest		2,018	1,349

	Total Investment		2,018	1,349

Oahu Waste Services, Inc. (Business Services)	Stock Appreciation Rights		206	750

	Total Investment		206	750

Pangaea CLO 2007-1 Ltd.(4) (CLO)	Class D Notes (9.2%, Due 10/21)	15,000	11,761	7,114

	Total Investment		11,761	7,114

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
PC Helps Support, LLC	Senior Loan (4.8%, Due 12/13)	$8,610	$8,520	$8,587
(Business Services)	Subordinated Debt (13.3%, Due 12/13)	28,136	28,009	28,974

	Total Investment		36,529	37,561

Performant Financial Corporation (Business Services)	Common Stock (478,816 shares)		734	200

	Total Investment		734	200

Peter Brasseler Holdings, LLC (Business Services)	Equity Interests		3,451	2,900

	Total Investment		3,451	2,900

PharMEDium Healthcare Corporation (Healthcare Services)	Senior Loan (4.3%, Due 10/13)	1,910	1,910	1,747

	Total Investment		1,910	1,747

Postle Aluminum Company, LLC	Unitranche Debt (13.0%, Due 10/12)(6)	58,953	58,744	9,978
(Industrial Products)	Equity Interests		2,174	—

	Total Investment		60,918	9,978

Pro Mach, Inc.	Subordinated Debt (12.5%, Due 6/12)	14,616	14,573	14,089
(Industrial Products)	Equity Interests		1,294	1,900

	Total Investment		15,867	15,989

Promo Works, LLC (Business Services)	Unitranche Debt (12.3%, Due 12/11)	23,111	22,954	21,266

	Total Investment		22,954	21,266

Reed Group, Ltd.	Senior Loan (7.6%, Due 12/13)	12,893	12,758	11,502
(Healthcare Services)	Subordinated Debt (13.8%, Due 12/13)	18,543	18,469	16,683
	Equity Interests		1,800	300

	Total Investment		33,027	28,485

S.B. Restaurant Company	Unitranche Debt (9.8%, Due 4/11)	36,501	36,295	34,914
(Retail)	Preferred Stock (46,690 shares)		117	117
	Warrants		534	—

	Total Investment		36,946	35,031

	Standby Letters of Credit ($2,465)
Snow Phipps Group, L.P.(5) (Private Equity Fund)	Limited Partnership Interest		4,785	4,374

	Total Investment		4,785	4,374

SPP Mezzanine Funding II, L.P.(5) (Private Equity Fund)	Limited Partnership Interest		9,362	9,269

	Total Investment		9,362	9,269

STS Operating, Inc. (Industrial Products)	Subordinated Debt (11.0%, Due 1/13)	30,386	30,296	29,745

	Total Investment		30,296	29,745

Summit Energy Services, Inc.	Subordinated Debt (11.6%, Due 8/13)	35,730	35,547	32,113
	Common Stock (415,982 shares)		1,861	1,900

	Total Investment		37,408	34,013

Tank Intermediate Holding Corp.	Senior Loan (7.1%, Due 9/14)	30,514	29,539	25,937
	Total Investment		29,539	25,937

Tappan Wire & Cable Inc.	Unitranche Debt (15.0%, Due 8/14)	22,346	22,248	15,625
(Business Services)	Common Stock (12,940 shares)(12)		2,043	—
	Warrant(12)		—	—

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
	Total Investment		$24,291	$15,625

The Step2 Company, LLC	Unitranche Debt (11.0%, Due 4/12)	$95,083	94,816	90,474
(Consumer Products)	Equity Interests		2,156	1,161

	Total Investment		96,972	91,635

Tradesmen International, Inc. (Business Services)	Subordinated Debt (12.0%, Due 12/12)	40,000	39,586	37,840

	Total Investment		39,586	37,840

TransAmerican Auto Parts, LLC	Subordinated Debt (16.3%, Due 11/12)(6)	24,561	24,409	—
(Consumer Products)	Equity Interests		1,034	—

	Total Investment		25,443	—

Trover Solutions, Inc. (Business Services)	Subordinated Debt (12.0%, Due 11/12)	60,054	59,847	57,362

	Total Investment		59,847	57,362

United Road Towing, Inc. (Consumer Services)	Subordinated Debt (12.1%, Due 1/14)	20,000	19,915	20,000

	Total Investment		19,915	20,000

Venturehouse-Cibernet Investors, LLC (Business Services)	Equity Interest		—	—

	Total Investment		—	—

VICORP Restaurants, Inc. (Retail)	Warrants		33	—

	Total Investment		33	—

WMA Equity Corporation and Affiliates		139,455	138,559	63,823
d/b/a Wear Me Apparel	Subordinated Debt (16.8%, Due 4/13-4/14)(6)		39,721	—
(Consumer Products)	Common Stock (86 shares)

	Total Investment		178,280	63,823

Webster Capital II, L.P.(5) (Private Equity Fund)	Limited Partnership Interest		1,702	1,481

	Total Investment		1,702	1,481

Woodstream Corporation	Subordinated Debt (12.0%, Due 2/15)	90,000	89,633	83,258
(Consumer Products)	Common Stock (6,960 shares)		6,961	2,500

	Total Investment		96,594	85,758

York Insurance Services Group, Inc. (Business Services)	Common Stock (12,939 shares)		1,294	1,700

	Total Investment		1,294	1,700

Other companies	Other debt investments	155	74	72
	Other equity investments		30	8

	Total Investment		104	80

Total companies less than 5% owned			$2,317,856	$1,858,581

Total private finance (138 portfolio investments)			$4,877,392	$3,399,063

Commercial Real Estate Finance
(in thousands, except number of loans)

			December 31, 2008
	Stated Interest Rate Ranges	Number of Loans
			Cost	Value
Commercial Mortgage Loans
	Up to 6.99%	4	$30,999	$30,537
	7.00%–8.99%	1	644	580
	9.00%–10.99%	1	6,465	6,465
	11.00%–12.99%	1	10,469	9,391
	15.00% and above	2	3,970	6,529

Total commercial mortgage loans(13)			$52,547	$53,502

Real Estate Owned			$18,201	$20,823

Equity Interests(2)—Companies more than 25% owned			$14,755	$19,562

Guarantees ($6,871)
Standby Letter of Credit ($650)
Total commercial real estate finance			$85,503	$93,887

Total portfolio			$4,962,895	$3,492,950

	Yield	Cost	Value
Investments in Money Market and Other Securities
SEI Daily Income Tr Prime Obligation Money Market Fund	0.9%	$5	$5
Columbia Treasury Reserves Fund	—	12	12
Other Money Market Funds	—	270	270

Total		$287	$287

(1)
Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.

(2)
Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.

(3)
Public company.

(4)
Non-U.S. company or principal place of business outside the U.S.

(5)
Non-registered investment company.

(6)
Loan or debt security is on non-accrual status and therefore is considered non-income producing.

(7)
Avborne, Inc. and Avborne Heavy Maintenance, Inc. are affiliated companies.

(8)
Crescent Equity Corp. holds investments in Crescent Hotels & Resorts, LLC and affiliates.

(10)
The fund is managed by Callidus Capital, a portfolio company of Allied Capital.

(11)
Represents the effective interest yield earned on the cost basis of these preferred equity investments and income notes. The yield is included in interest income in the consolidated statement of operations.

(12)
Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.

(13)
Commercial mortgage loans totaling $7.7 million at value were on non-accrual status and therefore were considered non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

 ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1.  Organization

        Allied Capital Corporation, a Maryland corporation, is a closed-end, non-diversified management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940 ("1940 Act"). Allied Capital Corporation ("ACC") has a real estate investment trust subsidiary, Allied Capital REIT, Inc. ("Allied REIT"), and several subsidiaries that are single member limited liability companies established for specific purposes including holding real estate properties. ACC also has a subsidiary, A.C. Corporation ("AC Corp"), that generally provides diligence and structuring services, as well as transaction, management, consulting, and other services, including underwriting and arranging senior loans, to the Company, its portfolio companies and its managed funds.

        ACC and its subsidiaries, collectively, are referred to as the "Company." The Company consolidates the results of its subsidiaries for financial reporting purposes.

        Pursuant to Accounting Standards Codification ("ASC") Topic 810 "Consolidations", the financial results of the Company's portfolio investments are not consolidated in the Company's financial statements. Portfolio investments are held for purposes of deriving investment income and future capital gains.

        The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company has primarily invested in debt and equity securities of private companies in a variety of industries.

Note 2.  Summary of Significant Accounting Policies

        The consolidated financial statements include the accounts of ACC and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 2008 balances to conform with the 2009 financial statement presentation.

        In June 2009, the FASB issued SFAS No. 168, "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles," which was primarily codified into ASC Topic 105, "Generally Accepted Accounting Standards." This standard is the single source of authoritative non-governmental U.S. generally accepted accounting principles ("GAAP"), superseding existing FASB, American Institute of Certified Public Accountants ("AICPA"), Emerging Issues Task Force ("EITF"), and related accounting literature. Also included is relevant Securities and Exchange Commission guidance organized using the same topical structure in separate sections. This guidance is effective for financial statements issued for reporting periods that end after September 15, 2009. This guidance impacts the Company's consolidated financial statements and related disclosures as all references to authoritative literature reflect the newly adopted codification.

        The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with GAAP for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete consolidated financial statements. In the opinion of management, the unaudited consolidated financial results of the Company included herein contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position of the Company as of September 30, 2009, the results of operations for the three and nine months ended September 30, 2009 and 2008, and changes in net assets and cash flows for the nine months ended September 30, 2009 and 2008. The results of operations for the three and nine months ended September 30, 2009, are not necessarily indicative of the operating results to be expected for the full year.

        The private finance portfolio and the interest and related portfolio income and net realized gains (losses) on the private finance portfolio are presented in three categories: companies more than 25% owned, which represent portfolio companies where the Company directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company or where the Company controls the portfolio company's board of directors and, therefore, are deemed controlled by the Company under the 1940 Act; companies owned 5% to 25%, which represent portfolio companies where the Company directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company or where the Company holds one or more seats on the portfolio company's board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where the Company directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where the Company has no other affiliations with such portfolio company. The interest and related portfolio income and net realized gains (losses) from the commercial real estate finance portfolio and other sources, including investments in money market and other securities, are included in the companies less than 5% owned category on the consolidated statement of operations.

        In the ordinary course of business, the Company enters into transactions with portfolio companies that may be considered related party transactions.

        The Company, as a BDC, has invested in illiquid securities including debt and equity securities of portfolio companies, CLO bonds and preferred shares/income notes, CDO bonds and investment funds. The Company's investments may be subject to certain restrictions on resale and generally have no established trading market. The Company values substantially all of its investments at fair value as determined in good faith by the Board of Directors in accordance with the Company's valuation policy and the provisions of the 1940 Act and ASC Topic 820 "Financial Instruments," which codified FASB Statement No. 157, Fair Value Measurements. The Company determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. The Company's valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests and that fair value for its investments must typically be determined using unobservable inputs. The Company's valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio.

        The Company adopted the standards in ASC Topic 820 on a prospective basis in the first quarter of 2008. These standards require the Company to assume that the portfolio investment is to be sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with the standards, the Company has considered its principal market, or the market in which the Company exits its portfolio investments with the greatest volume and level of activity.

        The Company has determined that for its buyout investments, where the Company has control or could gain control through an option or warrant security, both the debt and equity securities of the portfolio investment would exit in the merger and acquisition ("M&A") market as the principal market generally through a sale or recapitalization of the portfolio company. The Company believes that the in-use premise of value (as defined in ASC Topic 820), which assumes the debt and equity securities are sold together, is appropriate as this would provide maximum proceeds to the seller. As a result, the Company uses the enterprise value methodology to determine the fair value of these investments. Enterprise value means the entire value of the company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. Enterprise value is determined using various factors, including cash flow from operations of the portfolio company, multiples at which private companies are bought and sold, and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company's equity securities, liquidation events, or other events. The Company allocates the enterprise value to these securities in order of the legal priority of the securities.

        While the Company typically exits its securities upon the sale or recapitalization of the portfolio company in the M&A market, for investments in portfolio companies where the Company does not have control or the ability to gain control through an option or warrant security, the Company cannot typically control the exit of its investment into its principal market (the M&A market). As a result, in accordance with ASC Topic 820, the Company is required to determine the fair value of these investments assuming a sale of the individual investment (the in-exchange premise of value) in a hypothetical market to a hypothetical market participant. The Company continues to perform an enterprise value analysis for the investments in this category to assess the credit risk of the loan or debt security and to determine the fair value of its equity investment in these portfolio companies. The determined equity values are generally discounted when the Company has a minority ownership position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors. For loan and debt securities, the Company performs a yield analysis assuming a hypothetical current sale of the investment. The yield analysis requires the Company to estimate the expected repayment date of the instrument and a market participant's required yield. The Company's estimate of the expected repayment date of a loan or debt security may be shorter than the legal maturity of the instruments as the Company's loans have historically been repaid prior to the maturity date. The yield analysis considers changes in interest rates and changes in leverage levels of the loan or debt security as compared to market interest rates and leverage levels. Assuming the credit quality of the loan or debt security remains stable, the Company will use the value determined by the yield analysis as the fair value for that security. A change in the assumptions that the Company uses to estimate the fair value of its loans and debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or a loan or debt security is in workout status, the Company may consider other factors in determining the fair value of a loan or debt security, including the value attributable to the loan or debt security from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis.

        The Company's equity investments in private debt and equity funds are generally valued based on the fund's net asset value, unless other factors lead to a determination of fair value at a different amount. The value of the Company's equity securities in public companies for which quoted prices in an active market are readily available is based on the closing public market price on the measurement date.

        The fair value of the Company's CLO bonds and preferred shares/income notes and CDO bonds ("CLO/CDO Assets") is generally based on a discounted cash flow model that utilizes prepayment, re-investment, loss and ratings assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar bonds and preferred shares/ income notes, when available. The Company recognizes unrealized appreciation or depreciation on its CLO/CDO Assets as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment, re-investment, loss or ratings assumptions in the underlying collateral pool or changes in redemption assumptions for the CLO/CDO Assets, if applicable. The Company determines the fair value of its CLO/CDO Assets on an individual security-by-security basis.

        The Company records unrealized depreciation on investments when it determines that the fair value of a security is less than its cost basis, and records unrealized appreciation when it determines that the fair value is greater than its cost basis. Because of the inherent uncertainty of valuation, the values determined at the measurement date may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the values determined at the measurement date. In accordance with ASC Topic 820 (discussed below), the Company does not consider a transaction price that is associated with a transaction that is not orderly to be indicative of fair value or market participant risk premiums, and accordingly would place little, if any, weight on transactions that are not orderly in determining fair value. When considering recent potential or completed transactions, the Company uses judgment in determining if such offers or transactions were pursuant to an orderly process for purposes of determining how much weight is placed on these data points in accordance with the applicable guidelines in ASC Topic 820.

  Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

        Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. Net change in unrealized appreciation or depreciation also reflects the change in the value of U.S. Treasury bills, when applicable, and depreciation on accrued interest and dividends receivable and other assets where collection is doubtful.

  Interest and Dividend Income

        Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, the Company will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. In general, interest is not accrued on loans and debt securities if the Company has doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. Interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by the Company depending on such company's capital requirements.

        When the Company receives nominal cost warrants or free equity securities ("nominal cost equity"), the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using a method that approximates the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized original issue discount or market discount is recorded as a realized gain.

        The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

        The Company recognizes interest income on the CLO preferred shares/income notes using the effective interest method, based on the anticipated yield that is determined using the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses, ratings or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the preferred shares/income notes from the date the estimated yield was changed. CLO and CDO bonds have stated interest rates. The weighted average yield on the CLO/CDO Assets is calculated as the (a) annual stated interest or the effective interest yield on the accruing bonds or the effective yield on the preferred shares/income notes, divided by (b) CLO/CDO Assets at value. The weighted average yields are computed as of the balance sheet date.

        Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are expected to be collected and to the extent that the Company has the option to receive the dividend in cash. Dividend income on common equity securities is recorded on the record date for private companies or on the ex-dividend date for publicly traded companies.

  Fee Income

        Fee income includes fees for loan prepayment premiums, guarantees, commitments and services rendered by the Company to portfolio companies and other third parties such as diligence, structuring, transaction services, management and consulting services, and other services. Loan prepayment premiums are recognized at the time of prepayment. Guaranty and commitment fees are generally recognized as income over the related period of the guaranty or commitment, respectively. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management, consulting and other services fees, including fund management fees, are generally recognized as income as the services are rendered. Fees are not accrued if the Company has doubt about collection of those fees.

  Cash and Cash Equivalents

        Cash and cash equivalents represents unrestricted cash and highly liquid securities with original maturities of 90 days or less.

  Guarantees

        Guarantees meeting the characteristics described in ASC Topic 460, "Guarantees" and issued or modified after December 31, 2002, are recognized at fair value at inception. Guarantees made on behalf of portfolio companies are considered in determining the fair value of the Company's investments. See Note 5.

  Financing Costs

        Debt financing costs are based on actual costs incurred in obtaining debt financing and generally are deferred and amortized as part of interest expense over the term of the related debt instrument using a method that approximates the effective interest method. Costs associated with the issuance of common stock are recorded as a reduction to the proceeds from the sale of common stock. Financing costs generally include underwriting, accounting and legal fees, and printing costs.

  Dividends to Shareholders

        Dividends to shareholders are recorded on the ex-dividend date.

  Stock Compensation Plans

        The Company has a stock-based employee compensation plan. See Note 9. Effective January 1, 2006, the Company adopted the provisions of FASB Statement No. 123 (Revised 2004), Share-Based Payment ("SFAS 123R"), which was primarily codified into ASC Topic 718, "Compensation—Stock Compensation". These standards were adopted using the modified prospective method of application, which required the Company to recognize compensation costs on a prospective basis beginning January 1, 2006. Accordingly, the Company did not restate prior year financial statements. Under this method, the unamortized cost of previously awarded options that were unvested as of January 1, 2006, is recognized over the remaining service period in the statement of operations beginning in 2006, using the fair value amounts determined for pro forma disclosure under these standards. With respect to options granted on or after January 1, 2006, compensation cost based on estimated grant date fair value is recognized over the related service period in the statement of operations.

        The stock option expense for the three and nine months ended September 30, 2009 and 2008, was as follows:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
($ in millions, except per share amounts)	2009	2008	2009	2008
Employee Stock Option Expense:
Previously awarded, unvested options as of January 1, 2006	$—	$—	$—	$3.9
Options granted on or after January 1, 2006	0.4	1.5	2.4	5.6

Total employee stock option expense	$0.4	$1.5	$2.4	$9.5

Per basic share	$0.00	$0.01	$0.01	$0.06
Per diluted share	$0.00	$0.01	$0.01	$0.06

        Options Granted.    The stock option expense shown in the table above was based on the underlying value of the options granted by the Company. The fair value of each option grant was estimated on the date of grant using the Black-Scholes option pricing model and expensed over the vesting period. The following weighted average assumptions were used to calculate the fair value of options granted during the three and nine months ended September 30, 2009 and 2008:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2009	2008	2009	2008
Expected term (in years)	—	5.0	3.0	5.0
Risk-free interest rate	—	3.4%	1.3%	2.8%
Expected volatility	—	32.8%	105.0%	27.8%
Dividend yield	—	8.5%	32.5%	8.5%
Weighted average fair value per option	—	$1.81	$0.21	$2.18

        The expected term of the options granted represents the period of time that such options are expected to be outstanding. To determine the expected term of the options, the Company used historical and other data to estimate option exercise time frames, including considering employee terminations. The risk free rate was based on the U.S. Treasury bond yield curve at the date of grant consistent with the expected term. Expected volatilities were determined based on the historical volatility of the Company's common stock over a historical time period consistent with the expected term. The dividend yield was determined based on an estimate of the Company's future dividends over the expected term, relative to the option price. The estimate of future dividends takes into consideration the Company's estimate of future taxable income required to be distributed in order to maintain its status as a registered investment company (see "Federal and State Income Taxes and Excise Tax" below). The Company currently is not paying a dividend and may or may not be able to pay a dividend during the expected term. In addition, actual future taxable income and dividends may significantly differ from these estimates.

        To determine the stock options expense for options granted, the calculated fair value of the options granted is applied to the options granted, net of assumed future option forfeitures. The Company estimates that the employee-related stock option expense will be $3.4 million, $3.9 million, and $4.0 million for the years ended December 31, 2009, 2010, and 2011, respectively. This estimate may change if the Company's assumptions related to future option forfeitures change. This estimate does not include any expense related to stock option grants after September 30, 2009, as the fair value of those stock options will be determined at the time of grant. The aggregate total stock option expense remaining as of September 30, 2009, is expected to be recognized over an estimated weighted-average period of 1.30 years.

  Federal and State Income Taxes and Excise Tax

        The Company has complied with the requirements of the Code that are applicable to regulated investment companies ("RIC") and real estate investment trusts ("REIT"). ACC and any subsidiaries that qualify as a RIC or a REIT intend to distribute or retain through a deemed distribution all of their annual taxable income to shareholders; therefore, the Company has made no provision for income taxes exclusive of excise taxes for these entities.

        If the Company does not distribute at least 98% of its annual taxable income in the year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of the Company's annual taxable income exceeds the distributions from such taxable income during the year earned. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

        Income taxes for AC Corp are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

  Per Share Information

        Basic earnings per common share is calculated using the weighted average number of common shares outstanding for the period presented. Diluted earnings per common share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Common stock equivalents of 3,814,040 shares and 5,703 shares were not included in the calculation of diluted earnings (loss) per common share for the nine months ended September 30, 2009 and 2008, respectively, as the effect would have been antidilutive.

  Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

        The consolidated financial statements include portfolio investments at value of $2.5 billion and $3.5 billion at September 30, 2009, and December 31, 2008, respectively. At September 30, 2009, and December 31, 2008, 88% and 94%, respectively, of the Company's total assets represented portfolio investments whose fair values have been determined by the Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the Board of Directors' determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

  Recent Accounting Pronouncements

        Fair Value Measurements.    In September 2006, the FASB issued Statement No. 157, which was primarily codified into ASC Topic 820, defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. This statement was effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.

        The Company adopted this statement on a prospective basis beginning in the quarter ended March 31, 2008. The initial adoption of this statement did not have a material effect on the Company's consolidated financial statements.

        ASC Topic 820 also includes the codification of Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active ("FSP 157-3"), which was issued by the FASB in October 2008. These provisionsapply to financial assets within the scope of accounting pronouncements that require or permit fair value measurements in accordance with ASC Topic 820. These provisions of ASC Topic 820 provide clarification in a market that is not active and provide an example to illustrate key considerations in determining the fair value.

        The Company applied these provisions of ASC Topic 820 relating to determining the fair value of a financial asset when the market for that asset is not active, in determining the fair value of its portfolio investments at December 31, 2008. The application of these provisions did not have a material impact on the Company's consolidated financial position or its results of operations.

        ASC Topic 820 also includes the codification of Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly ("FSP 157-4"), which was issued by the FASB in April 2009. These provisions provide guidance on how to determine the fair value of assets under ASC Topic 820 in the current economic environment and reemphasize that the objective of a fair value measurement remains an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. These provisions state that a transaction price that is associated with a transaction that is not orderly is not determinative of fair value or market-participant risk premiums and companies should place little, if any, weight (compared with other indications of fair value) on transactions that are not orderly when estimating fair value or market risk premiums.

        The Company adopted these provisions of ASC Topic 820 on a prospective basis beginning in the quarter ending March 31, 2009. The adoption of these provisions did not have a material effect on the Company's consolidated financial statements.

        The Fair Value Option for Financial Assets and Financial Liabilities—Including an Amendment of FASB Statement No. 115, which was primarily codified into ASC Topic 320. In February 2007, the FASB issued Statement No. 159, which was primarily codified into ASC Topic 825, permits an entity to choose to measure many financial instruments and certain other items at fair value. This statement applies to all reporting entities, and contains financial statement presentation and disclosure requirements for assets and liabilities reported at fair value as a consequence of the election. This statement was effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.

        The Company did not elect fair value measurement for assets or liabilities other than portfolio investments, which already were required to be measured at fair value, therefore, the adoption of this statement did not impact the Company's consolidated financial position or its results of operations.

        Subsequent Events ("SFAS 165"), which was primarily codified into ASC Topic 855. In May 2009, the FASB issued SFAS 165 which establishes general standards for reporting events that occur after the balance sheet date, but before financial statements are issued or are available to be issued. This standard requires the disclosure of the date through which an entity has evaluated subsequent events and whether that date represents the date the financial statements were issued or were available to be issued.

        The Company adopted these provisions of ASC 855 in the quarter ended June 30, 2009. The adoption of these provisions did not have a material impact on the Company's financial statements.

        Accounting for Transfers of Financial Assets ("SFAS 166"), which has not yet been codified. In June 2009, the FASB issued SFAS 166, which changes the conditions for reporting a transfer of a portion of a financial asset as a sale and requires additional year-end and interim disclosures. SFAS 166 is effective for fiscal years beginning after November 15, 2009.

        The implementation of SFAS 166 is not expected to have a material impact on the Company's financial statements.

        Amendments to FASB Interpretation No. 46(R) ("SFAS 167"), which will be codified into ASC Topic 810, Consolidation. In June 2009, the FASB issued SFAS 167, which amends the guidance on accounting for variable interest entities. SFAS 167 is effective for fiscal years beginning after November 15, 2009 and interim periods within that fiscal year. The Company has not completed the process of evaluating the impact of adopting this standard.

        The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles ("SFAS 168"), which was primarily codified into Topic 105, was issued by the FASB in July 2009 This standard, which supersedes SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles, establishes the FASB Accounting Standards Codification, which will become the source of authoritative GAAP recognized by the FASB. This standard is effective for the period ending after September 15, 2009. The implementation of this standard did not have a material impact on the Company's financial statements.

Note 3.  Portfolio

  Private Finance

        At September 30, 2009, and December 31, 2008, the private finance portfolio consisted of the following:

	2009			2008
($ in millions)	Cost	Value	Yield(1)	Cost	Value	Yield(1)
Loans and debt securities:
Senior loans	$553.1	$289.4	4.8%	$556.9	$306.3	5.6%
Unitranche debt(2)	424.9	374.7	12.2%	527.5	456.4	12.0%
Subordinated debt(3)	1,770.9	1,182.9	13.4%	2,300.1	1,829.1	12.9%

Total loans and debt securities(4)	2,748.9	1,847.0	11.8%	3,384.5	2,591.8	11.9%
Equity securities:
Preferred shares/income notes of CLOs(5)	245.0	84.4	12.1%	248.2	179.2	16.4%
Subordinated certificates in Senior Secured Loan Fund LLC(5)	165.2	165.0	14.0%	125.4	125.4	12.0%
Other equity securities	1,035.2	346.3		1,119.3	502.7

Total equity securities	1,445.4	595.7		1,492.9	807.3

Total	$4,194.3	$2,442.7		$4,877.4	$3,399.1

(1)
The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. At September 30, 2009, and December 31, 2008, senior loans included the senior secured loan to Ciena totaling $319.0 million and $319.0 million at cost, respectively, and $102.2 million and $104.9 million at value, respectively, which was placed on non-accrual status on the purchase date.

  The weighted average yield on the preferred shares/income notes of CLOs is calculated as the (a) effective interest yield on the preferred shares/income notes of CLOs, divided by (b) total preferred shares/income notes of CLOs at value. The weighted average yields are computed as of the balance sheet date. The yield on the CLO assets represents the yield used for recording interest income. The market yield used in the valuation of the CLO assets may be different than the interest yields.

  The weighted average yield on the subordinated certificates in the Senior Secured Loan Fund LLC is computed as the (a) effective interest yield on the subordinated certificates divided by (b) total investment at value.

(2)
Unitranche debt is an investment that combines both senior and subordinated financing, generally in a first lien position.

(3)
Subordinated debt includes bonds in CLOs and in a CDO.

(4)
The total principal balance outstanding on loans and debt securities was $2,775.9 million and $3,418.0 million at September 30, 2009, and December 31, 2008, respectively. The difference between principal and cost is represented by unamortized loan origination fees and costs, original issue discounts, and market discounts totaling $27.0 million and $33.5 million at September 30, 2009, and December 31, 2008, respectively.

(5)
Investments in the preferred shares/income notes of CLOs and the subordinated certificates in Senior Secured Loan Fund LLC earn a current return that is included in interest income in the accompanying consolidated statement of operations.

        The Company's private finance investment activity principally involves providing financing through privately negotiated long-term debt and equity investments. The Company's private finance debt and equity investments generally are issued by private companies and generally are illiquid and may be subject to certain restrictions on resale.

        The Company's private finance debt investments are generally structured as loans and debt securities that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, or warrants or options to purchase a portion of the portfolio company's equity at a pre-determined strike price, which is generally a nominal price for warrants or options in a private company. The annual stated interest rate is only one factor in pricing the investment relative to the Company's rights and priority in the portfolio company's capital structure, and will vary depending on many factors, including if the Company has received nominal cost equity or other components of investment return, such as loan origination fees or market discount. The stated interest rate may include some component of contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity.

        At September 30, 2009, 80% of the private finance loans and debt securities had a fixed rate of interest and 20% had a floating rate of interest. At December 31, 2008, 85% of the private finance loans and debt securities had a fixed rate of interest and 15% had a floating rate of interest. Senior loans may carry a fixed rate of interest or a floating rate of interest, usually set as a spread over prime or LIBOR, and may require payments of both principal and interest throughout the life of the loan. Senior loans generally have contractual maturities of three to six years and interest is generally paid to the Company monthly or quarterly. Unitranche debt generally carries a fixed rate of interest and generally requires payments of both principal and interest throughout the life of the loan. Unitranche debt generally has contractual maturities of five to six years and interest generally is paid to the Company quarterly. Subordinated debt generally carries a fixed rate of interest generally with contractual maturities of five to ten years and generally has interest-only payments in the early years and payments of both principal and interest in the later years, although maturities and principal amortization schedules may vary. Interest on subordinated debt generally is paid to the Company quarterly.

        Equity securities primarily consist of securities issued by private companies and may be subject to certain restrictions on their resale and are generally illiquid. The Company may make equity investments for minority stakes in portfolio companies or may receive equity features, such as nominal cost warrants. The Company also may invest in the equity (preferred and/or voting or non-voting common) of a portfolio company where the Company's equity ownership may represent a significant portion of the equity, but may or may not represent a controlling interest. If the Company invests in non-voting equity in a buyout investment, the Company generally has the option to acquire a controlling stake in the voting securities of the portfolio company at fair market value. The Company may incur costs associated with making buyout investments that will be included in the cost basis of the Company's equity investment. These include costs such as legal, accounting and other professional fees associated with diligence, referral and investment banking fees, and other costs. Equity securities generally do not produce a current return, but are held with the potential for investment appreciation and ultimate gain on sale.

        Ciena Capital LLC.    Ciena Capital LLC (f/k/a Business Loan Express, LLC) ("Ciena") has provided loans to commercial real estate owners and operators. Ciena has been a participant in the Small Business Administration's 7(a) Guaranteed Loan Program and its wholly-owned subsidiary is licensed by the SBA as a Small Business Lending Company ("SBLC"). Ciena remains subject to SBA rules and regulations. Ciena is headquartered in New York, NY.

        On September 30, 2008, Ciena voluntarily filed for bankruptcy protection under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court"). Ciena continues to service and manage its assets as a "debtor-in-possession" under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Court.

        As a result of Ciena's decision to file for bankruptcy protection, the Company's unconditional guaranty of the obligations outstanding under Ciena's revolving credit facility became due and the Company, in lieu of paying under its guaranty, purchased the positions of the senior lenders under Ciena's revolving credit facility. As of September 30, 2009, the senior secured loan to Ciena had a cost basis of $319.0 million and a value of $102.2 million. The Company continues to guarantee the remaining principal balance of $5 million, plus related interest, fees and expenses payable to a third party bank. In connection with the Company's continuing guaranty of the amounts held by this bank, the Company has agreed that the amounts owing to the bank under the Ciena revolving credit facility will be paid before any of the secured obligations of Ciena now owed to the Company.

        At September 30, 2009 and December 31, 2008, the Company's investment in Ciena was as follows:

	September 30, 2009		December 31, 2008
($ in millions)	Cost	Value	Cost	Value
Senior Loan	$319.0	$102.2	$319.0	$104.9
Class B Equity Interests(1)	119.5	—	119.5	—
Class C Equity Interests(1)	109.1	—	109.3	—

Total(2)	$547.6	$102.2	$547.8	$104.9

(1)
At September 30, 2009 and December 31, 2008, the Company held 100% of the Class B equity interests and 94.9% of the Class C equity interests.

(2)
In addition to the Company's investment in Ciena included in the portfolio, the Company has amounts receivable from or related to Ciena that are included in other assets in the accompanying consolidated financial statements. See below.

        During the nine months ended September 30, 2009, the Company funded $97.4 million to support Ciena's term securitizations in lieu of draws under related standby letters of credit, including the funding of $46.0 million during the third quarter of 2009. This was required primarily as a result of the issuer of the letters of credit not extending maturing standby letters of credit that were issued under the Company's former revolving line of credit. The amounts funded were recorded as other assets in the accompanying consolidated balance sheet. At September 30, 2009 and December 31, 2008, other assets included amounts receivable from or related to Ciena totaling $112.7 million and $15.4 million, respectively, at cost and $2.0 million and $2.1 million, respectively, at value. Net change in unrealized appreciation or depreciation included a net decrease related to the Company's investment in and receivables from Ciena of $36.8 million and $99.8 million for the three and nine months ended September 30, 2009, respectively. Net change in unrealized appreciation or depreciation included a net decrease in the Company's investment in and receivables from Ciena of $151.9 million and $220.5 million for the three and nine months ended September 30, 2008, respectively.

        At September 30, 2009, the Company had no outstanding standby letters of credit issued under the Company's former line of credit. The Company has considered the letters of credit and the funding thereof in the valuation of Ciena at September 30, 2009 and December 31, 2008.

        The Company's investment in Ciena was on non-accrual status, therefore the Company did not earn any interest and related portfolio income from its investment in Ciena for each of the three and nine months ended September 30, 2009 and 2008.

        At September 30, 2009, Ciena had one non-recourse securitization SBA loan warehouse facility, which has reached its maturity date but remains outstanding. Ciena is working with the providers of the SBA loan warehouse facility with regard to the repayment of that facility. The Company has issued a performance guaranty whereby the Company agreed to indemnify the warehouse providers for any damages, losses, liabilities and related costs and expenses that they may incur as a result of Ciena's failure to perform any of its obligations as loan originator, loan seller or loan servicer under the warehouse securitizations.

        The Office of the Inspector General of the SBA (OIG) and the United States Secret Service are conducting ongoing investigations of allegedly fraudulently obtained SBA guaranteed loans issued by Ciena. Ciena also is subject to other SBA and OIG audits, investigations, and reviews. In addition, the Office of the Inspector General of the U.S. Department of Agriculture is conducting an investigation of Ciena's lending practices under the Business and Industry Loan (B&I) program. The OIG and the U.S. Department of Justice are also conducting a civil investigation of Ciena's lending practices in various jurisdictions. The Company is unable to predict the outcome of these inquiries, and it is possible that third parties could try to seek to impose liability against the Company in connection with certain defaulted loans in Ciena's portfolio. These investigations, audits and reviews are ongoing.

        These investigations, audits, reviews, and litigation have had and may continue to have a material adverse impact on Ciena and, as a result, could continue to negatively affect the Company's financial results. The Company has considered Ciena's voluntary filing for bankruptcy protection, the letters of credit and the funding thereof, current regulatory issues, ongoing investigations and litigation in performing the valuation of Ciena at September 30, 2009 and at December 31, 2008.

        Collateralized Loan Obligations ("CLOs") and Collateralized Debt Obligations ("CDOs").    At September 30, 2009, and December 31, 2008, the Company owned bonds and preferred shares/income notes in CLOs and bonds in a CDO as follows:

	2009			2008
($ in millions)	Cost	Value	Yield(1)	Cost	Value	Yield(1)
Bonds(2):
Callidus Debt Partners CDO Fund I, Ltd.	$29.0	$2.9	—%	$28.4	$10.1	39.4%
Callidus Debt Partners CLO Fund IV, Ltd.	2.1	1.6	20.9%	2.0	1.4	26.9%
Callidus Debt Partners CLO Fund VI, Ltd.	7.6	3.8	21.4%	7.1	3.9	26.1%
Callidus MAPS CLO Fund I LLC	17.0	11.4	8.6%	17.0	9.8	12.2%
Callidus MAPS CLO Fund II LLC	3.8	3.1	25.1%	3.6	3.0	30.2%
Dryden XVIII Leveraged Loan 2007 Limited	7.9	2.4	—%	7.7	4.5	20.5%
Knightsbridge CLO 2007-1 Ltd.(3)	18.7	11.2	15.9%	18.7	14.9	17.4%
Knightsbridge CLO 2008-1 Ltd.(3)	31.9	29.1	11.3%	31.4	31.4	10.2%
Pangaea CLO 2007-1 Ltd.	12.0	7.8	16.8%	11.8	7.1	25.0%

Total bonds	130.0	73.3	12.7%	127.7	86.1	18.5%
Preferred Shares/Income Notes:
Callidus Debt Partners CLO Fund III, Ltd.	20.1	2.2	—%	20.1	5.4	—%
Callidus Debt Partners CLO Fund IV, Ltd.	14.9	4.4	—%	14.6	10.6	18.1%
Callidus Debt Partners CLO Fund V, Ltd.	13.5	4.6	7.6%	13.4	10.3	21.3%
Callidus Debt Partners CLO Fund VI, Ltd.	29.1	4.2	—%	28.3	23.1	21.8%
Callidus Debt Partners CLO Fund VII, Ltd.	24.8	5.4	—%	24.0	15.4	17.9%
Callidus MAPS CLO Fund I LLC	41.2	13.7	—%	45.1	27.8	6.5%
Callidus MAPS CLO Fund II, Ltd.	18.1	4.8	3.4%	18.4	12.6	19.3%
Dryden XVIII Leveraged Loan 2007 Limited	23.2	2.4	—%	22.1	17.5	20.2%
Knightsbridge CLO 2007-1 Ltd.(3)	38.8	22.6	22.8%	40.9	35.2	17.4%
Knightsbridge CLO 2008-1 Ltd.(3)	21.3	20.1	22.5%	21.3	21.3	16.6%

Total preferred shares/income notes	245.0	84.4	12.1%	248.2	179.2	16.4%

Total	$375.0	$157.7		$375.9	$265.3

(1)
The weighted average yield is calculated as the (a) annual stated interest or the effective interest yield on the accruing bonds or the effective interest yield on the preferred shares/income notes, divided by (b) CLO and CDO assets at value. The yield on these debt and equity securities is included in interest income in the accompanying consolidated statement of operations. The market yield used in the valuation of the CLO and CDO assets may be different than the interest yields shown above.

(2)
These securities are included in private finance subordinated debt.

(3)
These funds are managed by the Company through a wholly-owned subsidiary.

        The initial yields on the cost basis of the CLO preferred shares and income notes are based on the estimated future cash flows expected to be paid to these CLO classes from the underlying collateral assets. As each CLO preferred share or income note ages, the estimated future cash flows are updated based on the estimated performance of the underlying collateral assets, and the respective yield on the cost basis is adjusted as necessary. As future cash flows are subject to uncertainties and contingencies that are difficult to predict and are subject to future events that may alter current assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.

        The bonds, preferred shares and income notes of the CLOs and CDO in which the Company has invested are junior in priority for payment of interest and principal to the more senior notes issued by the CLOs and CDO. Cash flow from the underlying collateral assets in the CLOs and CDO is generally allocated first to the senior bonds in order of priority. Any remaining cash flow is then generally distributed to the preferred shareholders and income note holders. To the extent there are ratings downgrades, defaults and unrecoverable losses on the underlying collateral assets that result in reduced cash flows, the preferred shares/income notes will bear this loss first and then the subordinated bonds would bear any loss after the preferred shares/income notes. At both September 30, 2009, and December 31, 2008, the face value of the CLO and CDO assets held by the Company was subordinate to as much as 94% of the face value of the securities outstanding in these CLOs and CDO.

        At September 30, 2009, and December 31, 2008, the underlying collateral assets of these CLO and CDO issuances, consisting primarily of senior corporate loans, were issued by 627 issuers and 658 issuers, respectively, and had balances as follows:

($ in millions)	2009	2008
Bonds	$232.3	$268.3
Syndicated loans	4,387.2	4,477.3
Cash(1)	107.9	89.6

Total underlying collateral assets at cost(2)	$4,727.4	$4,835.2

(1)
Includes undrawn liability amounts.

(2)
At September 30, 2009, and December 31, 2008, the total cost basis of defaulted obligations was $139.6 million and $95.0 million, respectively, or approximately 3.0% and 2.0% respectively, of the total underlying collateral assets.

        Loans and Debt Securities on Non-Accrual Status.    At September 30, 2009, and December 31, 2008, private finance loans and debt securities at value not accruing interest were as follows:

($ in millions)	2009	2008
Loans and debt securities
Companies more than 25% owned	$194.2	$176.1
Companies 5% to 25% owned	15.3	—
Companies less than 5% owned	96.3	151.8

Total	$305.8	$327.9

        Industry and Geographic Compositions.    The industry and geographic compositions of the private finance portfolio at value at September 30, 2009, and December 31, 2008, were as follows:

	2009	2008
Industry
Business services	32%	36%
Consumer products	28	24
Private debt funds	8	6
Financial services	8	5
CLO/CDO(1)	6	8
Consumer services	5	5
Industrial products	3	5
Retail	2	5
Healthcare services	2	2
Other	6	4

Total	100%	100%

Geographic Region(2)
Mid-Atlantic	42%	41%
Midwest	30	28
Southeast	15	17
West	12	13
Northeast	1	1

Total	100%	100%

(1)
These funds primarily invest in senior corporate loans. Certain of these funds are managed by Callidus Capital, a portfolio company of Allied Capital.

(2)
The geographic region for the private finance portfolio depicts the location of the headquarters for the Company's portfolio companies. The portfolio companies may have a number of other locations in other geographic regions.

  Commercial Real Estate Finance

        At September 30, 2009, and December 31, 2008, the commercial real estate finance portfolio consisted of the following:

	2009			2008
($ in millions)	Cost	Value	Yield(1)	Cost	Value	Yield(1)
Commercial mortgage loans	$54.9	$50.5	6.9%	$52.5	$53.5	7.4%
Real estate owned	5.9	6.2		18.2	20.8
Equity interests	13.2	11.8		14.8	19.6

Total	$74.0	$68.5		$85.5	$93.9

(1)
The weighted average yield on the commercial mortgage loans is computed as the (a) annual stated interest on accruing loans plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans less the annual amortization of origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date.

        Commercial Mortgage Loans and Equity Interests.    The commercial mortgage loan portfolio contains loans that were originated by the Company or were purchased from third-party sellers. At September 30, 2009, and December 31, 2008, approximately 63% and 69% of the Company's commercial mortgage loan portfolio was composed of fixed interest rate loans, respectively, and 37%

and 31% of the Company's commercial loan portfolio was composed of adjustable interest rate loans, respectively. At September 30, 2009, and December 31, 2008, loans with a value of $9.2 million and $7.7 million, respectively, were not accruing interest. Loans greater than 120 days delinquent generally do not accrue interest.

        Equity interests primarily consist of equity securities issued by privately owned companies that invest in single real estate properties. These equity interests may be subject to certain restrictions on their resale and are generally illiquid. Equity interests generally do not produce a current return, but are generally held in anticipation of potential investment appreciation and ultimate realized gain on sale.

        The property types and the geographic composition securing the commercial real estate finance portfolio at value at September 30, 2009, and December 31, 2008, were as follows:

	2009	2008
Property Type
Hospitality	54%	52%
Recreation	30	22
Office	14	15
Retail	—	9
Other	2	2

Total	100%	100%

Geographic Region
Southeast	46%	43%
West	32	26
Midwest	13	22
Northeast	9	9
Mid-Atlantic	—	—

Total	100%	100%

  Fair Value Measurements

        The Company, as a BDC, has invested in illiquid securities including debt and equity securities of portfolio companies, CLO bonds and preferred shares/income notes, CDO bonds and investment funds. The Company's investments may be subject to certain restrictions on resale and generally have no established trading market. The Company values substantially all of its investments at fair value as determined in good faith by the Board of Directors in accordance with the Company's valuation policy and the provisions of the 1940 Act and ASC Topic 820. The Company determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. The Company's valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests and that fair value for its investments must typically be determined using unobservable inputs.

        ASC Topic 820 establishes a fair value hierarchy that encourages the use of observable inputs, but allows for unobservable inputs when observable inputs do not exist. Inputs are classified into one of three categories:

  •
  Level 1—Quoted prices (unadjusted) in active markets for identical assets

  •
  Level 2—Inputs other than quoted prices that are observable to the market participant for the asset or quoted prices in a market that is not active

  •
  Level 3—Unobservable inputs

        When there are multiple inputs for determining the fair value of an investment, the Company classifies the investment in total based on the lowest level input that is significant to the fair value measurement.

        The Company has $90.0 million in investments in money market and other securities, which the Company has determined are Level 1 assets but are not included in the Company's investment portfolio. Portfolio assets measured at fair value on a recurring basis by level within the fair value hierarchy at September 30, 2009, were as follows:

($ in millions)	Fair Value Measurement as of September 30, 2009	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets at Fair Value:
Portfolio
Private finance:
Loans and debt securities	$1,847.0	$—	$—	$1,847.0
Preferred shares/income notes of CLOs	84.4	—	—	84.4
Subordinated certificates in Senior Secured Loan Fund LLC	165.0	—	—	165.0
Other equity securities	346.3	—	—	346.3
Commercial real estate finance	68.5	—	—	68.5

Total portfolio	$2,511.2	$—	$—	$2,511.2

        The table below sets forth a summary of changes in the Company's assets measured at fair value using level 3 inputs.

	Private Finance
($ in millions)	Loans and Debt Securities	Preferred Shares/ Income Notes of CLOs	Subordinated Certificates in Senior Secured Fund LLC	Other Equity Securities	Commercial Real Estate Finance	Total
Balance at December 31, 2008	$2,591.8	$179.2	$125.4	$502.7	$93.9	$3,493.0
Total gains or losses
Net realized gains (losses)(1)	(116.5)	11.7	—	(40.9)	(3.7)	(149.4)
Net change in unrealized appreciation or depreciation(2)	(109.2)	(91.5)	(0.2)	(72.3)	(13.9)	(287.1)
Purchases, issuances, repayments and exits, net(3)	(519.1)	(15.0)	39.8	(43.2)	(7.8)	(545.3)
Transfers in and/or out of level 3	—	—	—	—	—	—

Balance at September 30, 2009	$1,847.0	$84.4	$165.0	$346.3	$68.5	$2,511.2

Net unrealized appreciation (depreciation) during the period relating to assets still held at the reporting date(2)	$(205.0)	$(91.5)	$(0.2)	$(89.9)	$(15.3)	$(401.9)

(1)
Includes net realized gains (losses) (recorded as realized gains or losses in the accompanying consolidated statement of operations), and amortization of discounts and closing points (recorded as interest income in the accompanying consolidated statement of operations).

(2)
Included in change in net unrealized appreciation or depreciation in the accompanying consolidated statement of operations. Net change in unrealized appreciation or depreciation includes net unrealized appreciation (depreciation) resulting from changes in portfolio investment values during the reporting period and the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. The net change in unrealized appreciation or depreciation in the consolidated statement of operations also includes the change in value of escrow and other receivables from portfolio companies that are included in other assets on the consolidated balance sheet.

(3)
Includes interest and dividend income reinvested through the receipt of a debt or equity security (payment-in-kind income) (recorded as interest and dividend income in the accompanying consolidated statement of operations).

  Managed Funds

        In addition to managing its own assets, the Company manages certain funds that also invest in the debt and equity securities of primarily private middle market companies in a variety of industries and broadly syndicated senior secured loans. At September 30, 2009, the Company had eight separate funds under its management (together, the "Managed Funds") for which the Company may earn management or other fees for its services. The Company may invest in the equity of these funds, along with other third parties, from which the Company may earn a current return and/or a future incentive allocation.

        In the first quarter of 2009, the Company completed the acquisition of the management contracts of three middle market senior debt CLOs (together, the "Emporia Funds") and certain other related assets for approximately $11 million (subject to post-closing adjustments). The acquired assets are included in other assets in the accompanying consolidated balance sheet and the cost will be amortized over the life of the contracts.

        The assets of the Managed Funds at September 30, 2009 and December 31, 2008, and the Company's management fees as of September 30, 2009, were as follows:

	Assets of Managed Funds
($ in millions) Name of Fund	September 30, 2009	December 31, 2008	Management Fee(2)
Senior Secured Loan Fund LLC(3)	$921.2	$789.8	0.375%
Allied Capital Senior Debt Fund, L.P.	351.4	412.9	1.625	%(1)(2)
Knightsbridge CLO 2007-1 Ltd.	500.7	500.6	0.600%
Knightsbridge CLO 2008-1 Ltd.	304.6	304.8	0.600%
Emporia Preferred Funding I, Ltd.	419.8	—	0.625	%(1)
Emporia Preferred Funding II, Ltd.	355.7	—	0.650	%(1)
Emporia Preferred Funding III, Ltd.	406.1	—	0.650	%(1)
AGILE Fund I, LLC	83.5	99.3	—	(1)

Total Assets	$3,343.0	$2,107.4

(1)
In addition to the management fees, the Company is entitled to an incentive allocation subject to certain performance benchmarks. There can be no assurance that the incentive allocation will be earned.

(2)
Management fees are stated as a percent of assets except for the Allied Capital Senior Debt Fund, L.P. ("ACSDF") which is stated as a percent of equity capital. The management fee paid by ACSDF was 2.000% at December 31, 2008 and was reduced to 1.625% effective January 1, 2009 for the 2009 calendar year.

(3)
In June 2009, the Unitranche Fund LLC was renamed the Senior Secured Loan Fund LLC. In October 2009, the Company sold its investment, including the outstanding commitments and the provision of management services, in the Senior Secured Loan Fund LLC. See Note 14. Subsequent Events.

        A portion of the management fees earned by the Company may be deferred under certain circumstances. Collection of the fees earned may be dependent in part on the performance of the relevant Managed Fund. The Company may pay a portion of management fees it receives to Callidus Capital Corporation, a wholly owned portfolio investment , for services provided to the Allied Capital Senior Debt Fund, L.P., Knightsbridge CLO 2007-1 Ltd., Knightsbridge CLO 2008-1 Ltd. and the Emporia Funds.

        The Company's responsibilities to the Managed Funds may include investment origination, underwriting, and portfolio monitoring services. Each of the Managed Funds may separately invest in the debt or equity of companies in the Company's portfolio, and these investments may be senior, pari passu or junior to the debt and equity investments held by the Company. The Company may or may not participate in investments made by the Managed Funds.

        The Company accounts for the sale of securities to funds with which it has continuing involvement as sales pursuant to ASC Topic 860, when the securities have been legally isolated from the Company, the Company has no ability to restrict or constrain the ability of the Managed Funds to pledge or exchange the transferred securities, and the Company does not have either the entitlement and the obligation to repurchase the securities or the ability to unilaterally cause the Managed Fund to put the securities back to the Company.

        During the nine months ended September 30, 2009, the Company sold assets to certain of its Managed Funds for which the Company received proceeds of $9.7 million and recognized a net realized gain of $6.3 million. During the nine months ended September 30, 2008, the Company sold assets to certain of the Managed Funds, for which the Company received proceeds of $352.7 million, and recognized realized gains of $2.8 million.

        In addition to managing these funds, the Company holds certain investments in the Managed Funds as follows:

		September 30, 2009		December 31, 2008
($ in millions) Name of Fund	Investment Description	Cost	Value	Cost	Value
Senior Secured Loan Fund LLC(1)	Subordinated Certificates and Equity Interests	$165.2	$165.0	$125.4	$125.4
Allied Capital Senior Debt Fund, L.P.	Equity interests	31.8	33.0	31.8	31.8
Knightsbridge CLO 2007-1 Ltd.	Class E Notes and Income Notes	57.4	33.8	59.6	50.1
Knightsbridge CLO 2008-1 Ltd.	Class C Notes, Class D Notes, Class E Notes and Income Notes	53.2	49.2	52.7	52.7
AGILE Fund I, LLC	Equity Interests	0.7	0.4	0.7	0.5

Total		$308.3	$281.4	$270.2	$260.5

(1)
The Company has committed up to a total of $525.0 million of subordinated certificates to the Senior Secured Loan Fund. The Senior Secured Loan Fund will be capitalized as investment transactions are completed. In October 2009, the Company sold its investment, including the outstanding commitments and the provision of management services, in the Senior Secured Loan Fund LLC. See Note 14. Subsequent Events.

Note 4.  Debt

        At September 30, 2009, and December 31, 2008, the Company had outstanding debt as follows:

	2009					2008
($ in millions)	Facility Amount	Amount Drawn at par		Annual Interest Cost(1)		Facility Amount	Amount Drawn at par	Annual Interest Cost(1)
Notes payable:
Privately issued secured notes payable (formerly unsecured)(5)	$841.0	$841.0	(6)	13.8%		$1,015.0	$1,015.0	7.8%
Publicly issued unsecured notes payable	745.5	745.5		6.7%		880.0	880.0	6.7%

Total notes payable	1,586.5	1,586.5		10.5%		1,895.0	1,895.0	7.3%
Bank secured term debt (former revolver)(4)	50.0	50.0		17.0	%(2)	632.5	50.0	4.3	%(2)

Total debt	$1,636.5	$1,636.5		10.7	%(3)	$2,527.5	$1,945.0	7.7	%(3)

(1)
The weighted average annual interest cost is computed as the (a) annual stated interest on the debt, plus the annual amortization of commitment fees, other facility fees and amortization of debt financing costs and original issue discount that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

(2)
The annual interest cost reflects the interest rate payable for borrowings under the revolving line of credit in effect at the balance sheet date. In addition to the current interest payable, there were annual costs of commitment fees, other facility fees and amortization of debt financing costs of $4.3 million at September 30, 2009, and $8.5 million at December 31, 2008.

(3)
The annual interest cost for total debt includes the annual cost of commitment fees, other facility fees and amortization of debt financing costs on the bank term debt regardless of the amount outstanding on the facility as of the balance sheet date. The annual interest cost reflects the facilities in place on the balance sheet date.

(4)
During the three months ended September 30, 2009, the commitments under the facility were reduced to $50.0 million subsequent to the funding of $46.0 million to Ciena securitizations in lieu of draws under letters of credit issued under the facility.

(5)
In the third quarter of 2009, the Company completed the restructuring of its private notes.

(6)
The notes payable on the consolidated balance sheet are shown net of OID of approximately $42.6 million as of September 30, 2009.

  Debt Restructure

        On August 28, 2009, the Company completed a comprehensive restructuring of its private notes (the "Notes") and its bank facility (the "Facility"). Beginning in January 2009, the Company engaged in discussions with the revolving line of credit lenders (the "Lenders") and the private noteholders (the "Noteholders") to seek relief under certain terms of both the Facility and the Notes due to certain covenant defaults. As of December 31, 2008, the Company's asset coverage was less than the 200% then required by the revolving credit facility and the private notes. Asset coverage generally refers to the percentage resulting from assets less accounts payable and other liabilities, divided by total debt.

        In connection with the restructuring, the Company granted the Noteholders and the Lenders a pari-passu blanket lien on a substantial portion of its assets, including a substantial portion of the assets of the Company's consolidated subsidiaries.

        The financial covenants applicable to the Notes and the Facility were modified as part of the restructuring. The Consolidated Debt to Consolidated Shareholders' Equity covenant and the Capital Maintenance covenant were both eliminated. The Asset Coverage ratio was set at 1.35:1 initially, increasing to 1.4:1 at June 30, 2010 and to 1.55:1 at June 30, 2011, and maintained at that level thereafter. A new covenant, Total Adjusted Assets to Secured Debt, was set at 1.75:1 initially, increasing to 2.0:1 at June 30, 2010 and to 2.25:1 at June 30, 2011, and maintained at that level thereafter. The ratio of Adjusted EBIT to Adjusted Interest Expense was set at 1.05:1 initially, decreasing to 0.95:1 at December 31, 2009, 0.80:1 at March 31, 2010 and 0.75:1 at June 30, 2010. The covenant will then be increased to 0.80:1 on December 31, 2010 and 0.95:1 on December 31, 2011 and maintained at that level thereafter. At September 30, 2009, the Company was in compliance with these financial covenants.

        The Notes and Facility impose certain limitations on the Company's ability to incur additional indebtedness, including precluding the Company from incurring additional indebtedness unless its asset coverage of all outstanding indebtedness is at least 200%. Pursuant to the 1940 Act, the Company is not permitted to issue indebtedness unless immediately after such issuance the Company has asset coverage of all outstanding indebtedness of at least 200%. At September 30, 2009, the Company's asset coverage ratio was 175%, which is less than the 200% requirement. As a result, the Company will not be able to issue additional indebtedness until such time as its asset coverage returns to at least 200%.

        The Company is required to apply 50% of all net cash proceeds from asset sales to the repayment of the Notes and 6% of all net cash proceeds from asset sales to the repayment of the Facility, subject to certain conditions and exclusions. In the case of certain events of default, the Company would be required to apply 100% of all net cash proceeds from asset sales to the repayment of its secured lenders. Under the new agreements, subject to a limit and certain liquidity restrictions, the Company may repurchase its public debt; however, the Company is prohibited from repurchasing its common stock and may not pay dividends in excess of the minimum the Company reasonably believes is required to maintain its tax status as a regulated investment company. In addition, upon the occurrence of a change of control (as defined in the Note Agreement and Credit Agreement), the Noteholders have the right to be prepaid in full and the Company is required to repay in full all amounts outstanding under the Facility.

        The Note Agreement and Credit Agreement provide for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, cross-defaults, bankruptcy events and failure to pay judgments. Certain of these events of default are subject to notice and cure periods or materiality thresholds. Pursuant to the terms of the Notes, the occurrence of an event of default generally permits the holders of more than 50% in principal amount of outstanding Notes to accelerate repayment of all amounts due thereunder. The occurrence of an event of default would generally permit the administrative agent for the lenders under the Facility, or the holders of more than 51% of the aggregate principal debt outstanding under the Facility, to accelerate repayment of all amounts outstanding thereunder. Pursuant to the Notes, during the continuance of an event of default, the rate of interest applicable to the Notes would increase by 200 basis points. Pursuant to the terms of the Facility, during the continuance of an event of default, the applicable spread on any borrowings outstanding under the Facility would increase by 200 basis points.

        In connection with the restructuring, the Company recorded a loss on the extinguishment of debt of $117.5 million. In addition to the $11 million of previously deferred unamortized debt costs associated with the Notes and Facility, the Company incurred and paid costs to the lenders of $146 million and other third party advisory and other fees of approximately $26 million in connection with the restructuring. Approximately $20 million of the restructuring costs were deferred and are being amortized into interest expense over the life of the Notes and Facility. In addition, the Company recorded approximately $45 million of original issue discount ("OID") related to the restructuring of the Notes, which is being amortized into interest expense over the life of the Notes. After giving effect to the restructuring and the recording of the loss, the Company estimates that the weighted average interest cost, including amortization of the deferred debt cost and OID, for the Notes is approximately 13.75% and the for Facility is approximately 17%. The loss on extinguishment of debt is comprised of the following:

($ in millions)
Previously deferred unamortized costs	$11.3
Fees paid to Noteholders/Lenders	145.9
Advisory and other fees paid	26.0
Costs deferred and amortizing into interest expense	(20.3)
OID recorded and amortizing into interest expense	(45.4)

Loss on extinguishment of debt	$117.5

        Privately Issued Notes Payable.    The Company had $1,015.0 million of Notes outstanding at June 30, 2009. The Company made principal payments on the Notes at and prior to the closing of the restructuring and had $841.0 million of Notes outstanding following the closing of the restructuring.

        In connection with the restructuring, the existing Notes were exchanged for three new series of Notes containing the following terms:

($ in millions)	Principal Amount	Maturity Dates	Annual Stated Interest Rate Through December 31, 2009(1)	Annual Stated Interest Rate Beginning January 1, 2010(1)	Annual Stated Interest Rate Beginning January 1, 2011(1)	Annual Stated Interest Rate Beginning January 1, 2012(1)
Series A	$253.8	June 15, 2010	8.50%	9.25%	N/A	N/A
Series B	$253.8	June 15, 2011	9.00%	9.50%	9.75%	N/A
Series C	$333.5	March 31 & April 1, 2012	9.50%	10.00%	10.25%	10.75%

(1)
The Notes generally require payment of interest quarterly.

        The Company made various cash payments in connection with the restructuring of its Notes. The Company paid an amendment fee at closing of $15.2 million. In addition, the Company paid a make-whole fee of $79.7 million related to a contractual provision in the old Notes. Due to the payment of this make-whole fee, the new Notes have no significant make-whole requirement. The Company also paid a restructuring fee of $50.0 million at closing, which will be applied toward the principal balance of the Notes if the Notes are refinanced in full on or before January 31, 2010.

        Bank Facility.    At June 30, 2009, the Company had an unsecured revolving line of credit that was due to expire on April 11, 2011. The Company's Facility was restructured from a revolving facility to a term facility maturing on November 13, 2010. Total commitments under the Facility were reduced at closing to $96.0 million from $115.0 million prior to closing. At closing, there were $50.0 million of borrowings and $46.0 million of standby letters of credit ("LCs") outstanding under the Facility. The $46.0 million of LCs terminated and/or expired prior to September 30, 2009 and the commitments under the Facility were reduced by a commensurate amount. As a result, the total commitment and outstanding balance was $50.0 million at September 30, 2009.

        Borrowings under the Facility bear interest at a floating rate of interest, subject to a floor. The floating rate spread increases by 0.5% per annum beginning on January 1, 2010 and continuing through maturity. At closing, the interest rate on the Facility was 8.5% per annum. The Facility requires the payment of a commitment fee equal to 0.50% per annum of the committed amount. In addition, the Company agreed to pay an amendment fee at closing of $1.0 million, and a restructuring fee payable on January 31, 2010 equal to 1.0% of the outstanding borrowings on such date if the Facility remains outstanding. The Facility generally requires payments of interest no less frequently than quarterly.

        Publicly Issued Unsecured Notes Payable.    At September 30, 2009, the Company had outstanding publicly issued unsecured notes as follows:

($ in millions)	Amount	Maturity Date
6.625% Notes due 2011	$319.9	July 15, 2011
6.000% Notes due 2012	195.6	April 1, 2012
6.875% Notes due 2047	230.0	April 15, 2047

Total	$745.5

        The 6.625% Notes due 2011 and the 6.000% Notes due 2012 require payment of interest only semi-annually, and all principal is due upon maturity. The Company has the option to redeem these notes in whole or in part, together with a redemption premium, as stipulated in the notes. In addition, the Company may purchase these notes in the market at par or at a discount to the extent permitted by the 1940 Act. During the nine months ended September 30, 2009, the Company paid $30.1 million to repurchase certain of the 6.625% Notes due 2011 which had a face value of $80.1 million, and $20.2 million to repurchase certain of the 6.000% Notes due 2012 which had a face value of $54.4 million. After recognizing the remaining unamortized original issue discount associated with the notes repurchased, the Company recognized a net gain on repurchase of debt of $83.5 million for the nine months ended September 30, 2009.

        The 6.875% Notes due 2047 require payment of interest only quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time on or after April 15, 2012, at par and upon the occurrence of certain tax events as stipulated in the notes.

        The Company has certain financial and operating covenants that are required by the publicly issued unsecured notes payable. The Company is not permitted to issue indebtedness unless immediately after such issuance the Company has asset coverage of all outstanding indebtedness of at least 200% as required by the 1940 Act, as amended. At September 30, 2009, the Company's asset coverage ratio was 175%.

        Scheduled Maturities.    Scheduled future maturities of notes payable at September 30, 2009, were as follows:

	Amount Maturing at Par
($ in millions) Year	Bank Secured Term Debt	Privately Issued Secured Notes Payable	Publicly Issued Unsecured Notes Payable	Total
2009	$—	$—	$—	$—
2010	50.0	253.7	—	303.7
2011	—	253.8	319.9	573.7
2012	—	333.5	195.6	529.1
2013	—	—	—	—
Thereafter	—	—	230.0	230.0

Total	$50.0	$841.0	$745.5	$1,636.5

  Fair Value of Debt

        The Company records debt at cost. The fair value of the Company's outstanding debt was approximately $1.4 billion and $1.4 billion at September 30, 2009 and December 31, 2008, respectively. The fair value of the Company's publicly issued 6.875% Notes due 2047 was determined using the market price of the retail notes at September 30, 2009 and December 31, 2008. The fair value of the Company's other debt was determined based on market interest rates for similar instruments as of the balance sheet dates.

Note 5.  Guarantees and Commitments

        In the ordinary course of business, the Company has issued guarantees and has extended standby letters of credit through financial intermediaries on behalf of certain portfolio companies. All standby letters of credit had been issued through Bank of America, N.A. As of September 30, 2009, and December 31, 2008, the Company had issued guarantees of debt and rental obligations aggregating $9.1 million and $19.2 million, respectively, and had extended standby letters of credit aggregating $0.0 million and $122.3 million, respectively. Under these arrangements, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations or if the expiration dates of the letters of credit are not extended. The maximum amount of potential future payments was $9.1 million and $141.5 million at September 30, 2009, and December 31, 2008, respectively.

        As of September 30, 2009, the guarantees and standby letters of credit expired as follows:

(in millions)	Total	2009	2010	2011	2012	2013	After 2013
Guarantees	$9.1	$5.0	$3.2	$—	$0.1	$—	$0.8
Standby letters of credit(1)	—	—	—	—	—	—	—

Total	$9.1	$5.0	$3.2	$—	$0.1	$—	$0.8

(1)
During the three months ended September 30, 2009, the Company funded $46.0 million in lieu of draws under standby letters of credit and the remaining standby letters of credit expired/terminated. At September 30, 2009, there were no standby letters of credit issued under the facility.

        In the ordinary course of business, the Company enters into agreements with service providers and other parties that may contain provisions for the Company to indemnify and guaranty certain minimum fees to such parties under certain circumstances.

        At September 30, 2009, the Company had outstanding commitments to fund investments totaling $543.9 million, including $515.5 million related to private finance investments and $28.4 million related to commercial real estate finance investments. Total outstanding commitments related to private finance investments included $352.2 million to the Senior Secured Loan Fund LLC. During October 2009, the Company sold its investment, including its outstanding commitments and the provision for management services, in the Senior Secured Loan Fund. See Note 14. Subsequent Events.

Note 6.  Shareholders' Equity

        The Company did not sell any common stock during the nine months ended September 30, 2009. The Company sold 20.5 million shares of its common stock during the nine months ended September 30, 2008, for gross proceeds of $417.1 million. The Company paid $14.6 million in costs, including underwriting fees, for net proceeds of $402.5 million.

        The Company issued 0.7 million shares of common stock upon the exercise of stock options during the nine months ended September 30, 2009. No stock options were exercised during the nine months ended September 30, 2008.

        The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sale prices reported for the Company's common stock for the five consecutive trading days immediately prior to the dividend payment date. The Company may not issue new shares below net asset value. During the nine months ended September 30, 2009, the Company did not pay dividends and there was no activity in the dividend reinvestment plan. During the nine months ended September 30, 2008, under the dividend reinvestment plan the Company issued 0.2 million shares at an average price of $19.49 per share, and 0.5 million shares were purchased by a plan agent for shareholders at an average price of $14.43 per share.

Note 7.  Earnings Per Common Share

        Earnings per common share for the three and nine months ended September 30, 2009 and 2008, were as follows:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
(in millions, except per share amounts)	2009	2008	2009	2008
Net increase (decrease) in net assets resulting from operations	$(140.7)	$(318.3)	$(517.4)	$(461.2)

Weighted average common shares outstanding—basic	179.1	178.7	178.8	171.1
Dilutive options outstanding	—	—	—	—

Weighted average common shares outstanding—diluted	179.1	178.7	178.8	171.1

Basic earnings (loss) per common share	$(0.79)	$(1.78)	$(2.89)	$(2.70)

Diluted earnings (loss) per common share	$(0.79)	$(1.78)	$(2.89)	$(2.70)

Note 8.  Employee Compensation Plans

        The Company had an Individual Performance Award plan ("IPA"), and an Individual Performance Bonus plan ("IPB"' each individually a "Plan," or collectively, the "Plans"). These Plans generally were determined annually at the beginning of each year but could be adjusted throughout the year. In 2008, the IPA was paid in cash in two equal installments during the year. Through December 31, 2007, the IPA amounts were contributed into a trust and invested in the Company's common stock. The IPB was distributed in cash to award recipients throughout the year (beginning in February of each respective year) as long as the recipient remained employed by the Company. The Company currently has not established an IPA or IPB for 2009.

        The trusts for the IPA payments were consolidated with the Company's accounts. The common stock was classified as common stock held in deferred compensation trust in the accompanying financial statements and the deferred compensation obligation, which represented the amount owed to the employees, was included in other liabilities. Changes in the value of the Company's common stock held in the deferred compensation trust were not recognized. However, the liability was marked to market with a corresponding charge or credit to employee compensation expense.

        In December 2007, the Company's Board of Directors made a determination that it was in the best interests of the Company to terminate its deferred compensation arrangements. The Board of Directors' decision primarily was in response to increased complexity resulting from changes in the regulation of deferred compensation arrangements. The Board of Directors resolved that the accounts under these Plans would be distributed to participants in full on March 18, 2008, the termination and distribution date, or as soon as was reasonably practicable thereafter, in accordance with the provisions of each of these Plans.

        The accounts under the deferred compensation arrangements totaled $52.5 million at December 31, 2007. The balances on the termination date were distributed to participants in March 2008 subsequent to the termination date in accordance with the transition rule for payment elections under Section 409A of the Code. Distributions from the plans were made in cash or shares of the Company's common stock, net of required withholding taxes.

        The IPA and IPB expenses are included in employee expenses and for the three and nine months ended September 30, 2009 and 2008, were as follows:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
($ in millions)	2009	2008	2009	2008
IPA	$—	$2.0	$—	$6.6
IPA mark to market expense (benefit)	—	—	—	(4.1)

Total IPA expense	$—	$2.0	$—	$2.5

Total IPB expense	$—	$2.4	$—	$6.8

Note 9.  Stock Option Plan

        The purpose of the stock option plan ("Option Plan") is to provide officers and non-officer directors of the Company with additional incentives. Options are exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option states the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted. The options granted to officers generally vest ratably over up to a three year period. Options granted to non-officer directors vest on the grant date.

        All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of the Company for any cause other than death or total and permanent disability. In the event of a change of control of the Company, all outstanding options will become fully vested and exercisable as of the change of control.

        At September 30, 2009, and December 31, 2008, there were 37.2 million shares authorized under the Option Plan and the number of shares available to be granted under the Option Plan was 3.8 million and 9.5 million, respectively.

        Information with respect to options granted, exercised and forfeited under the Option Plan for the nine months ended September 30, 2009, was as follows:

(in millions, except per share amounts)	Shares	Weighted Average Exercise Price Per Share	Weighted Average Contractual Remaining Term (Years)	Aggregate Intrinsic Value at September 30, 2009(1)
Options outstanding at January 1, 2009	19.7	$26.56
Granted	11.5	$0.88
Exercised	(0.7)	$0.73
Forfeited	(5.8)	$21.65

Options outstanding at September 30, 2009	24.7	$16.48	5.10	$21.3

Exercisable at September 30, 2009(2)	15.2	$22.25	4.53	$6.8

Exercisable and expected to be exercisable at September 30, 2009(3)	23.3	$16.77	5.05	$19.7

(1)
Represents the difference between the market value of the options at September 30, 2009, and the cost for the option holders to exercise the options.

(2)
Represents vested options.

(3)
The amount of options expected to be exercisable at September 30, 2009, is calculated based on an estimate of expected forfeitures.

        During the nine months ended September 30, 2008, 7.7 million options were granted, no options were exercised and 4.5 million options were forfeited. The fair value of the options vested during the nine months ended September 30, 2008 was $13.5 million.

Note 10.  Dividends and Distributions and Taxes

        At December 31, 2008, the Company met its dividend distribution requirements for the 2008 tax year and therefore did not have excess taxable income available for distribution to shareholders in 2009. The Company's Board of Directors has not declared any dividends in 2009. The Company's Board of Directors declared and the Company paid a dividend of $0.65 per common share for the first, second and third quarters of 2008, totaling $340.4 million.

        The Company generally will be required to pay an excise tax equal to 4% of the amount by which 98% of the Company's annual taxable income exceeds the distributions for the year. The Company records an excise tax based on the Company's estimated excess taxable income for the period. Such estimates may change from period to period. The Company did not record an excise tax for the three and nine months ended September 30, 2009. The Company recorded an excise tax of $0.9 million and $5.1 million for the three and nine months ended September 30, 2008, respectively.

        In certain circumstances, the Company is restricted in its ability to pay dividends. Each of the Company's Notes and the Company's Facility contain provisions that limit the amount of dividends the Company can pay. In addition, pursuant to the 1940 Act, the Company may be precluded from declaring dividends or other distributions to its shareholders unless the Company's asset coverage of senior securities is at least 200%.

        The Company had cumulative deferred taxable income related to installment sale gains of approximately $218.9 million as of December 31, 2008. These gains have been recognized for financial reporting purposes in the respective years they were realized, but are generally deferred for tax purposes until the notes or other amounts received from the sale of the related investments are collected in cash. A substantial portion of these installment gains as of December 31, 2008 will be recognized for tax purposes in 2009 as certain notes received from the sale of the related investments have been sold.

        The Company's undistributed book earnings of $184.7 million as of December 31, 2008 resulted from undistributed ordinary income and long-term capital gains. The difference between undistributed book earnings at the end of the year and taxable income carried over from the current year into the next year relates to a variety of timing and permanent differences in the recognition of income and expenses for book and tax purposes.

        The Company's consolidated subsidiary, AC Corp, is subject to federal and state income taxes. For the three months ended September 30, 2009 and 2008, AC Corp's income tax expense was $1.9 million and $1.2 million, respectively, and for the nine months ended September 30, 2009 and 2008, income tax expense was $4.2 million and $3.0 million, respectively. For the nine months ended September 30, 2009, paid in capital was decreased by $3.1 million primarily for the reduction of the deferred tax asset related to stock options that expired unexercised.

Note 11.  Supplemental Disclosure of Cash Flow Information

        The Company paid interest of $140.8 million and $95.9 million, respectively, for the nine months ended September 30, 2009 and 2008. The Company paid income taxes, including excise taxes (net of refunds), of $5.5 million and $13.0 million the nine months ended September 30, 2009 and 2008, respectively.

        Non-cash operating activities for the nine months ended September 30, 2009 and 2008, totaled $71.4 million and $107.7 million, respectively. Non-cash operating activities included the exchange of existing debt securities and accrued interest for new debt and equity securities.

        Non-cash financing activities included the issuance of common stock in lieu of cash distributions totaling $3.8 million for the nine months ended September 30, 2008.

Note 12.  Financial Highlights

	At and for the Nine Months Ended September 30,
			At and for the Year Ended December 31, 2008
	2009(1)	2008
Per Common Share Data
Net asset value, beginning of period	$9.62	$17.54	$17.54

Net investment income(2)	0.31	1.04	1.23
Net realized gains (losses)(2)(3)	(0.89)	0.28	(0.75)

Net investment income plus net realized gains (losses)(2)	(0.58)	1.32	0.48
Net change in unrealized appreciation (depreciation)(2)(3)	(2.13)	(4.02)	(6.49)
Gain on repurchase of debt	0.47	—	—
Loss on extinguishment of debt	(0.65)	—	—

Net increase (decrease) in net assets resulting from operations(2)	(2.89)	(2.70)	(6.01)

Net decrease in net assets from shareholder distributions	—	(1.95)	(2.60)
Net increase (decrease) in net assets from capital share transactions(2)	(0.03)	0.62	0.69

Net asset value, end of period	$6.70	$13.51	$9.62

Market value, end of period	$3.07	$10.80	$2.69
Total return(4)	14.1%	(43.3)%	(82.5)%
Ratios and Supplemental Data
($ and shares in millions, except per share amounts)
Ending net assets	$1,201.3	$2,413.4	$1,718.4
Common shares outstanding at end of period	179.4	178.7	178.7
Diluted weighted average common shares outstanding	178.8	171.1	173.0
Employee, employee stock option and administrative expenses/average net assets(5)	4.32%	3.80%	5.47%
Total operating expenses/average net assets(5)(6)	13.69%	7.85%	11.39%
Income tax expense (benefit), including excise tax/average net assets(5)	0.30%	0.30%	0.10%
Net investment income/average net assets(5)	3.93%	6.59%	8.47%
Net increase (decrease) in net assets resulting from operations/average net assets(5)	(36.76)%	(16.99)%	(41.34)%
Portfolio turnover rate(5)	4.12%	19.38%	24.00%
Average debt outstanding	$1,833.3	$2,072.8	$2,091.6
Average debt per share(2)	$10.25	$12.12	$12.09

(1)
The results for the nine months ended September 30, 2009, are not necessarily indicative of the operating results to be expected for the full year.

(2)
Based on diluted weighted average number of common shares outstanding for the period.

(3)
Net realized gains (losses) and net change in unrealized appreciation or depreciation can fluctuate significantly from period to period. As a result, quarterly comparisons may not be meaningful.

(4)
Total return assumes the reinvestment of all dividends paid, if any, for the periods presented.

(5)
The ratios for the nine months ended September 30, 2009 and 2008, do not represent annualized results.

(6)
Includes 0.20% for the effect of the impairment of long-lived asset during the nine months ended September 30, 2009.

Note 13.  Litigation

        On June 23, 2004, the Company was notified by the SEC that the SEC was conducting an informal investigation of the Company. The investigation related to the valuation of securities in the Company's private finance portfolio and other matters. On June 20, 2007, the Company announced that it entered into a settlement with the SEC that resolved the SEC's informal investigation. As part of the settlement and without admitting or denying the SEC's allegations, the Company agreed to the entry of an administrative order. In the order the SEC alleged that, between June 30, 2001, and March 31, 2003, the Company did not maintain books, records and accounts which, in reasonable detail, supported or accurately and fairly reflected valuations of certain securities in the Company's private finance portfolio and, as a result, did not meet certain recordkeeping and internal controls provisions of the federal securities laws. In the administrative order, the SEC ordered the Company to continue to maintain certain of its current valuation-related controls. Specifically, during and following the two-year period of the order the Company has: (1) continued to employ a Chief Valuation Officer, or a similarly structured officer-level employee, to oversee its quarterly valuation processes; and (2) continued to employ third-party valuation consultants to assist in its quarterly valuation processes.

        On December 22, 2004, the Company received letters from the U.S. Attorney for the District of Columbia requesting the preservation and production of information regarding the Company and Business Loan Express, LLC (currently known as Ciena Capital LLC) in connection with a criminal investigation relating to matters similar to those investigated by and settled with the SEC as discussed above. The Company produced materials in response to the requests from the U.S. Attorney's office and certain current and former employees were interviewed by the U.S. Attorney's Office. The Company has voluntarily cooperated with the investigation.

        In late December 2006, the Company received a subpoena from the U.S. Attorney for the District of Columbia requesting, among other things, the production of records regarding the use of private investigators by the Company or its agents. The Board established a committee, which was advised by its own counsel, to review this matter. In the course of gathering documents responsive to the subpoena, the Company became aware that an agent of the Company obtained what were represented to be telephone records of David Einhorn and which purport to be records of calls from Greenlight Capital during a period of time in 2005. Also, while the Company was gathering documents responsive to the subpoena, allegations were made that the Company's management had authorized the acquisition of these records and that management was subsequently advised that these records had been obtained. The Company's management has stated that these allegations are not true. The Company has cooperated fully with the inquiry by the U.S. Attorney's Office.

        On February 26, 2007, Dana Ross filed a class action complaint in the U.S. District Court for the District of Columbia in which she alleges that Allied Capital Corporation and certain members of management violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder. Thereafter, the court appointed new lead counsel and approved new lead plaintiffs. On July 30, 2007, plaintiffs served an amended complaint. Plaintiffs claim that, between November 7, 2005, and January 22, 2007, Allied Capital either failed to disclose or misrepresented information about its portfolio company, Business Loan Express, LLC. Plaintiffs seek unspecified compensatory and other damages, as well as other relief. The Company believes the lawsuit is without merit, and intends to defend the lawsuit vigorously. On September 13, 2007, the Company filed a motion to dismiss the lawsuit. A hearing was held on the motion to dismiss in April 2009. The motion is pending.

        As of November 6, 2009, the Company is aware of a putative class action and shareholder derivative complaint as well as an additional shareholder derivative complaint filed against the Company, its Board of Directors and Ares Capital Corporation. Both complaints allege that the Company's Board of Directors failed to discharge adequately its fiduciary duties to shareholders by failing to adequately value the Company's shares and ensure that its shareholders received adequate consideration in a proposed sale of Allied Capital to Ares Capital Corporation, that the proposed merger between the Company and Ares Capital is the product of a flawed sales process, that the Company's directors and officers breached their fiduciary duties by agreeing to a structure that was not designed to maximize the value of Allied's shares, and that Ares Capital aided and abetted the alleged breach of fiduciary duty. The plaintiffs demand, among other things, a preliminary and permanent injunction enjoining the sale and rescinding the transaction or any part thereof that has been implemented. The Company believes that each of the lawsuits is without merit, and it intends to defend each of these lawsuits vigorously.

        In addition, the Company is party to certain lawsuits in the normal course of business. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. For a discussion of civil investigations being conducted regarding the lending practice of Ciena Capital LLC, a portfolio company of the Company, see "Note 3, Portfolio—Ciena Capital LLC."

        While the outcome of any of the open legal proceedings described above cannot at this time be predicted with certainty, the Company does not expect these matters will materially affect its financial condition or results of operations.

Note 14.  Subsequent Events

        In accordance with ASC Topic 855, the Company has evaluated events subsequent to September 30, 2009, and through the issuance of these consolidated financial statements, which occurred on November 6, 2009.

        On October 26, 2009, the Company, entered into an Agreement and Plan of Merger (the "Merger Agreement") with Ares Capital Corporation, a Maryland corporation ("Ares Capital"), and ARCC Odyssey Corp., a Maryland corporation and wholly-owned subsidiary of Ares Capital ("Merger Sub"). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Allied Capital, with Allied Capital as the surviving company (the "Merger"). Immediately following the Merger, Allied Capital will merge with and into Ares Capital.

        Upon consummation of the Merger, each share of common stock, par value $0.0001 per share, of Allied Capital issued and outstanding immediately prior to the effective time of the Merger will be converted into and become exchangeable for 0.325 common shares, par value $0.001 per share, of Ares Capital. Based on the number of shares of Allied Capital common stock outstanding on the date of the Merger Agreement and not including the effect of outstanding in-the-money options, this will result in approximately 58.3 million Ares Capital shares being exchanged for approximately 179.4 million outstanding Allied Capital shares, subject to adjustment in certain limited circumstances.

        Following consummation of the transactions contemplated by the Merger Agreement, Ares Capital's Board of Directors will continue as directors of Ares Capital. However, Ares Capital's Board of Directors will be increased by at least one member and Ares Capital will submit the name of one member of Allied Capital's current Board of Directors for consideration to Ares Capital's Nominating and Governance Committee to fill the vacancy.

        The Merger Agreement contains (a) customary representations and warranties of Allied Capital and Ares Capital, including, among others: corporate organization, capitalization, corporate authority and absence of conflicts, third party and governmental consents and approvals, reports and regulatory matters, financial statements, compliance with law and legal proceedings, absence of certain changes, taxes, employee matters, intellectual property, insurance, investment assets and certain contracts, (b) covenants of Allied Capital and Ares Capital to conduct their respective businesses in the ordinary course until the Merger is completed and (c) covenants of Allied Capital and Ares Capital not to take certain actions during this interim period.

        Among other things, Allied Capital has agreed to, and will cause its affiliates, consolidated subsidiaries, and its and each of their respective officers, directors, managers, employees and other advisors, representatives and agents to, immediately cease and cause to be terminated all discussions and negotiations with respect to a "Takeover Proposal" (as defined in the Merger Agreement) from a third party and not to directly or indirectly solicit or take any other action (including providing information) with the intent to solicit any inquiry, proposal or offer with respect to a Takeover Proposal.

        However, if Allied Capital receives a bona fide unsolicited Takeover Proposal from a third party, and its Board of Directors determines in good faith, after consultation with reputable outside legal counsel and financial advisers experienced in such matters, that failure to consider such proposal would breach the duties of the directors under applicable law, and the Takeover Proposal constitutes or is reasonably likely to result in a "Superior Proposal" (as defined in the Merger Agreement), Allied Capital may engage in discussions and negotiations with such third party so long as certain notice and other procedural requirements are satisfied. In addition, subject to certain procedural requirements (including the ability of Ares Capital to revise its offer) and the payment of a $30 million termination fee, Allied Capital may terminate the Merger Agreement and enter into an agreement with a third party who makes a Superior Proposal.

        The representations and warranties of each party set forth in the Merger Agreement (a) have been qualified by confidential disclosures made to the other party in connection with the Merger Agreement, (b) will not survive consummation of the Merger and cannot be the basis for any claims under the Merger Agreement by the other party after the Merger is consummated, (c) are qualified in certain circumstances by a materiality standard which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (e) may have been included in the Merger Agreement for the purpose of allocating risk between Allied Capital and Ares Capital rather than establishing matters as facts.

        Consummation of the Merger, which is currently anticipated to occur by the end of the first quarter of 2010, is subject to certain conditions, including, among others, Allied Capital stockholder approval, Ares Capital stockholder approval, required regulatory approvals (including expiration of the waiting period under the Hart-Scott-Rodino Act), receipt of certain Ares Capital and Allied Capital lender consents and other customary closing conditions.

        The Merger Agreement also contains certain termination rights for Allied Capital and Ares Capital and provides that, in connection with the termination of the Merger Agreement under specified circumstances, Allied Capital may be required to pay Ares Capital a termination fee of $30 million ($15 million if Allied Capital stockholders do not approve the Merger) and Ares Capital may be required to pay Allied Capital a termination fee of $30 million.

        In a separate transaction on October 30, 2009, the Company sold its interests, including its outstanding commitments and the provision of management services, in its Senior Secured Loan Fund LLC (the "SL Fund," formerly known as the Unitranche Fund) to Ares Capital for $165 million in cash. At September 30, 2009, the SL Fund held "unitranche loans" totaling approximately $921 million. In addition, from September 30, 2009 through November 2, 2009, the Company has collected additional cash proceeds totaling approximately $30 million and has identified approximately $200 million of assets for potential future sale. The Company has also paid down an additional $94 million of private debt since September 30, 2009 and has cash and money market and other securities of $273 million as of November 2, 2009.

 Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Allied Capital Corporation:

        We have reviewed the accompanying consolidated balance sheet of Allied Capital Corporation and subsidiaries (the Company), including the consolidated statement of investments, as of September 30, 2009, the related consolidated statements of operations for the three- and nine-month periods ended September 30, 2009 and 2008, and the consolidated statements of changes in net assets and cash flows and the financial highlights (included in Note 12) for the nine-month periods ended September 30, 2009 and 2008. These consolidated financial statements and financial highlights are the responsibility of the Company's management.

        We conducted our reviews in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

        Based on our reviews, we are not aware of any material modifications that should be made to the consolidated financial statements and financial highlights referred to above for them to be in conformity with U.S. generally accepted accounting principles.

        We have previously audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheet of Allied Capital Corporation and subsidiaries, including the consolidated statement of investments, as of December 31, 2008, and the related consolidated statements of operations, changes in net assets and cash flows (not presented herein), and the financial highlights, for the year then ended; and in our report dated March 2, 2009, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying condensed consolidated balance sheet including the consolidated statement of investments as of December 31, 2008, is fairly stated, in all material respects, in relation to the consolidated balance sheet from which it has been derived.

Washington, D.C.
November 6, 2009

 Schedule 12-14

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

(in thousands)

		Amount of Interest or Dividends
PRIVATE FINANCE Portfolio Company	Investment(1)	Credited to Income(6)	Other(2)	December 31, 2008 Value	Gross Additions(3)	Gross Reductions(4)	September 30, 2009 Value
Companies More Than 25% Owned
AGILE Fund I, LLC	Equity Interests			$497	$34	$(114)	$417
(Private Equity Fund)
AllBridge Financial, LLC	Senior Loan	$21		—	1,311	—	1,311
(Asset Management)	Equity Interests			10,960	6,926	(2,363)	15,523
Allied Capital Senior Debt Fund, L.P.	Limited Partnership			31,800	1,244	—	33,044
(Private Debt Fund)	Interests
Avborne, Inc.	Preferred Stock			942	—	(38)	904
(Business Services)	Common Stock			—	—	—	—
Avborne Heavy Maintenance, Inc.	Common Stock			—	—	—	—
(Business Services)
Aviation Properties Corporation	Common Stock			—	—	—	—
(Business Services)
Border Foods, Inc.	Senior Loan	4,162		33,027	2,637	(788)	34,876
(Consumer Products)	Preferred Stock			11,851	4,734	—	16,585
	Common Stock			—	—	—	—
Calder Capital Partners, LLC	Senior Loan(5)			953	147	—	1,100
(Asset Management)	Equity Interests			—	—	—	—
Callidus Capital Corporation	Subordinated Debt	2,321		16,068	4,872	(5,775)	15,165
(Asset Management)	Common Stock			34,377	—	(34,377)	—
Ciena Capital LLC	Senior Loan(5)			104,883	—	(2,651)	102,232
(Financial Services)	Class B Equity
	Interests			—	3,504	(3,504)	—
	Class C Equity
	Interests			—	—	—	—
CitiPostal Inc.	Senior Loan	23		681	2	—	683
(Business Services)	Unitranche Debt	4,734		51,548	424	(971)	51,001
	Subordinated Debt	1,198		9,114	1,151	—	10,265
	Common Stock			8,616	—	(7,492)	1,124
Coverall North America, Inc.	Unitranche Debt	2,911		31,948	25	(408)	31,565
(Business Services)	Subordinated Debt	646		5,549	4	—	5,553
	Common Stock			17,968	3,293	—	21,261
CR Holding, Inc.	Subordinated Debt(5)			17,360	1,316	(8,405)	10,271
(Consumer Products)	Common Stock			—	—	—	—
Crescent Equity Corp.	Senior Loan	33		433	—	—	433
(Business Services)	Subordinated Debt(5)	58	$166	18,614	83	(14,494)	4,203
	Common Stock			4,580	2,165	(6,745)	—
Direct Capital Corporation	Senior Loan(5)			—	8,573	—	8,573
(Financial Services)	Subordinated Debt(5)			13,530	—	(6,391)	7,139
	Common Stock			—	—	—	—
Financial Pacific Company	Subordinated Debt	8,084		62,189	30	(20,802)	41,417
(Financial Services)	Preferred Stock	10		—	—	—	—
	Common Stock			—	—	—	—
ForeSite Towers, LLC	Equity Interest			889	—	(889)	—
(Tower Leasing)
Global Communications, LLC	Senior Loan			1,335	—	(1,335)	—
(Business Services)
Hot Light Brands, Inc.	Senior Loan(5)			13,678	50	(3,257)	10,471
(Retail)	Common Stock			—	—	—	—

		Amount of Interest or Dividends
PRIVATE FINANCE Portfolio Company	Investment(1)	Credited to Income(6)	Other(2)	December 31, 2008 Value	Gross Additions(3)	Gross Reductions(4)	September 30, 2009 Value
Hot Stuff Foods, LLC	Senior Loan	$1,526		$42,378	$11,219	$(8,180)	$45,417
(Consumer Products)	Subordinated Debt(5)			—	49,801	—	49,801
	Common Stock			—	—	—	—
Huddle House, Inc.	Subordinated Debt	4,918		57,067	962	(38,535)	19,494
(Retail)	Common Stock			20,922	—	(13,271)	7,651
IAT Equity, LLC and Affiliates	Subordinated Debt	410		6,000	—	—	6,000
d/b/a Industrial Air Tool	Equity Interests			8,860	1,088	—	9,948
(Industrial Products)
Impact Innovations Group, LLC	Equity Interests			321	1	—	322
(Business Services)	in Affiliate
Insight Pharmaceuticals Corporation	Subordinated Debt	$5,619		63,359	8,960	(20,221)	52,098
(Consumer Products)	Preferred Stock			4,068	20,932	(25,000)	—
	Common Stock			—	34,088	(23,669)	10,419
Jakel, Inc.	Subordinated Debt(5)			374	—	—	374
(Industrial Products)
Knightsbridge CLO 2007-1 Ltd.	Class E Notes	1,442		14,866	—	(3,706)	11,160
(CLO)	Income Notes	2,838		35,214	2,837	(15,411)	22,640
Knightsbridge CLO 2008-1 Ltd.	Class C Notes	842		12,800	—	(554)	12,246
(CLO)	Class D Notes	587		8,000	—	(920)	7,080
	Class E Notes	1,126		10,573	508	(1,283)	9,798
	Income Notes	2,924		21,315	2,924	(4,127)	20,112
MHF Logistical Solutions, Inc.	Subordinated Debt			—	49,633	(49,633)	—
(Business Services)	Preferred Stock			—	—	—	—
	Common Stock			—	20,942	(20,942)	—
MVL Group, Inc.	Senior Loan	2,433		30,663	70	(5,477)	25,256
(Business Services)	Subordinated Debt	3,842		40,994	42,123	(47,096)	36,021
	Subordinated Debt(5)			86	144	(230)	—
	Common Stock			—	—	—	—
Old Orchard Brands, LLC	Subordinated Debt	917		18,882	262	(19,144)	—
(Consumer Products)	Equity Interests			27,763	—	(27,763)	—
Penn Detroit Diesel Allison, LLC	Subordinated Debt	2,767		37,869	578	(38,447)	—
(Business Services)	Equity Interests			21,100	1,262	(8,492)	13,870
Senior Secured Loan Fund LLC	Subordinated	11,782	$7,548	125,423	47,373	(7,796)	165,000
(Private Debt Fund)	Certificates Equity Interests			1	—	(1)	—
Service Champ, Inc.	Subordinated Debt	3,235		26,984	531	—	27,515
(Business Services)	Common Stock			21,156	7,165	—	28,321
Stag-Parkway, Inc.	Subordinated Debt	1,362		—	19,001	(1)	19,000
(Business Services)	Unitranche Debt	170		17,962	418	(18,380)	—
	Common Stock			6,968	391	—	7,359
Startec Equity, LLC	Equity Interests			332	—	(332)	—
(Telecommunications)
Worldwide Express Operations, LLC	Subordinated Debt		38	2,032	694	(2,726)	—
(Business Services)	Equity Interests			—	11,384	(11,384)	—
	Warrants			—	144	(144)	—

Total companies more than 25% owned				$1,187,722			$1,032,018

Companies 5% to 25% Owned
10th Street, LLC	Subordinated Debt	$2,148		$21,439	$676	$(15)	$22,100
(Business Services)	Equity Interests			975	—	(490)	485
	Option			25	—	—	25
Advantage Sales & Marketing, Inc.	Subordinated Debt	2,286		135,000	—	(135,000)	—
(Business Services)	Equity Interests			5,000	—	(5,000)	—
Air Medical Group Holdings LLC	Senior Loan	100		3,139	13,947	(12,630)	4,456
(Healthcare Services)	Equity Interests			10,800	9,200	—	20,000
Alpine ESP Holdings, Inc.	Preferred Stock			—	701	(701)	—
(Business Services)	Common Stock			—	13	(13)	—
Amerex Group, LLC	Subordinated Debt	1,993		8,784	5	(8,789)	—
(Consumer Products)	Equity Interests	6,167		9,932	—	(9,932)	—

		Amount of Interest or Dividends
PRIVATE FINANCE Portfolio Company	Investment(1)	Credited to Income(6)	Other(2)	December 31, 2008 Value	Gross Additions(3)	Gross Reductions(4)	September 30, 2009 Value
BB&T Capital Partners/Windsor	Equity Interests			$11,063	$—	$(1,054)	$10,009
Mezzanine Fund, LLC
(Private Equity Fund)
Becker Underwood, Inc.	Subordinated Debt	$425		25,502	216	(25,718)	—
(Industrial Products)	Common Stock			2,267	2,748	(5,015)	—
Drew Foam Companies, Inc.	Preferred Stock			512	111	(623)	—
(Business Services)	Common Stock			—	6	(6)	—
Driven Brands, Inc.	Subordinated Debt	11,021		83,698	5,780	(3,080)	86,398
(Consumer Services)	Common Stock			4,855	—	(2,355)	2,500
Hilden America, Inc.	Common Stock			76	378	(454)	—
(Consumer Products)
Lydall Transport, Ltd.	Equity Interests			345	87	(432)	—
(Business Services)
Multi-Ad Services, Inc.	Unitranche Debt	234		2,941	56	(509)	2,488
(Business Services)	Equity Interests			1,782	—	(576)	1,206
Pendum Acquisition, Inc.	Common Stock			—	—	—	—
(Business Services)
Postle Aluminum Company, LLC	Senior Loan(5)			—	34,876	(19,568)	15,308
(Industrial Products)	Subordinated Debt(5)			—	23,868	(23,868)	—
	Equity Interest			—	—	—	—
Progressive International Corporation	Preferred Stock			1,125	4,722	—	5,847
(Consumer Products)	Common Stock			4,600	—	(4,447)	153
	Warrants			—	—	—	—
Regency Healthcare Group, LLC	Senior Loan	44		—	4,001	(4,001)	—
(Healthcare Services)	Unitranche Debt	309		10,825	31	(10,856)	—
	Equity Interests			2,050	—	(209)	1,841
SGT India Private Limited	Common Stock			—	21	(21)	—
(Business Services)
Soteria Imaging Services, LLC	Subordinated Debt	396		4,054	100	—	4,154
(Healthcare Services)	Equity Interests			1,971	—	(688)	1,283
Triax Holdings, LLC	Subordinated Debt			—	10,772	(10,772)	—
(Consumer Products)	Equity Interests			—	16,528	(16,528)	—
Universal Environmental Services, LLC	Equity Interests			—	—	—	—
(Business Services)

Total companies 5% to 25% owned				$352,760			$178,253

This schedule should be read in conjunction with the Company's consolidated financial statements, including the consolidated statement of investments and Note 3 to the consolidated financial statements. Note 3 includes additional information regarding activities in the private finance portfolio.

(1)
Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted. The principal amount for loans and debt securities and the number of shares of common stock and preferred stock is shown in the consolidated statement of investments as of September 30, 2009.

(2)
Other includes interest, dividend, or other income which was applied to the principal of the investment and therefore reduced the total investment. These reductions are also included in the Gross Reductions for the investment, as applicable.

(3)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(4)
Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(5)
Loan or debt security is on non-accrual status at September 30, 2009, and is therefore considered non-income producing. Loans or debt securities on non-accrual status at the end of the period may or may not have been on non-accrual status for the full period.

(6)
Represents the total amount of interest or dividends credited to income for the portion of the year an investment was included in the companies more than 25% owned or companies 5% to 25% owned categories, respectively.

 Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Allied Capital Corporation:

        We have audited the accompanying consolidated balance sheet of Allied Capital Corporation and subsidiaries (the Company) as of December 31, 2008 and 2007, including the consolidated statements of investments as of December 31, 2008 and 2007, and the related consolidated statements of operations, changes in net assets and cash flows, and the financial highlights (included in Note 13), for each of the years in the three-year period ended December 31, 2008. These consolidated financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included physical inspection or confirmation of securities owned as of December 31, 2008 and 2007. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Allied Capital Corporation and subsidiaries as of December 31, 2008 and 2007, and the results of their operations, their cash flows, changes in their net assets, and financial highlights for each of the years in the three-year period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

        The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company is in default on provisions of certain credit agreements. The credit agreement defaults provide the respective lenders the right to declare immediately due and payable unpaid amounts approximating $1.1 billion at December 31, 2008. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

        As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting for share based payments in 2006 due to the adoption of Financial Accounting Standards Board Interpretation No. 123 (Revised 2004), Share Based Payment. Also, as discussed in Note 2 to the consolidated financial statements, the Company modified its method of determining the fair value of portfolio investments in 2008 due to the adoption of Statement of Financial Accounting Standards No. 157, Fair Value Measurements.

Washington, D.C.
March 2, 2009

 ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(in thousands, except per share amounts)

	December 31,
	2008	2007
ASSETS
Portfolio at value:
Private finance
Companies more than 25% owned (cost: 2008-$2,167,020; 2007-$1,622,094)	$1,187,722	$1,279,080
Companies 5% to 25% owned (cost: 2008-$392,516; 2007-$426,908)	352,760	389,509
Companies less than 5% owned (cost: 2008-$2,317,856; 2007-$2,994,880)	1,858,581	2,990,732

Total private finance (cost: 2008-$4,877,392; 2007-$5,043,882)	3,399,063	4,659,321
Commercial real estate finance (cost: 2008-$85,503; 2007-$96,942)	93,887	121,200

Total portfolio at value (cost: 2008-$4,962,895; 2007-$5,140,824)	3,492,950	4,780,521
Accrued interest and dividends receivable	55,638	71,429
Other assets	122,909	157,864
Investments in money market and other securities	287	201,222
Cash	50,402	3,540

Total assets	$3,722,186	$5,214,576

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Notes payable (maturing or subject to acceleration within one year: 2008-$1,015,000; 2007-$153,000)	$1,895,000	$1,922,220
Revolving line of credit	50,000	367,250
Accounts payable and other liabilities	58,786	153,259

Total liabilities	2,003,786	2,442,729

Commitments and contingencies
Shareholders' equity:
Common stock, $0.0001 par value, 400,000 shares authorized; 178,692 and 158,002 shares issued and outstanding at December 31, 2008 and 2007, respectively	18	16
Additional paid-in capital	3,037,845	2,657,939
Common stock held in deferred compensation trust	—	(39,942)
Notes receivable from sale of common stock	(1,089)	(2,692)
Net unrealized appreciation (depreciation)	(1,503,089)	(379,327)
Undistributed earnings	184,715	535,853

Total shareholders' equity	1,718,400	2,771,847

Total liabilities and shareholders' equity	$3,722,186	$5,214,576

Net asset value per common share	$9.62	$17.54

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share amounts)

	For the Years Ended December 31,
	2008	2007	2006
Interest and Related Portfolio Income:
Interest and dividends
Companies more than 25% owned	$111,188	$105,634	$102,636
Companies 5% to 25% owned	42,376	41,577	39,754
Companies less than 5% owned	303,854	270,365	244,037

Total interest and dividends	457,418	417,576	386,427

Fees and other income
Companies more than 25% owned	28,278	18,505	29,606
Companies 5% to 25% owned	2,619	810	4,447
Companies less than 5% owned	13,929	24,814	32,078

Total fees and other income	44,826	44,129	66,131

Total interest and related portfolio income	502,244	461,705	452,558

Expenses:
Interest	148,930	132,080	100,600
Employee	76,429	89,155	92,902
Employee stock options	11,781	35,233	15,599
Administrative	49,424	50,580	39,005

Total operating expenses	286,564	307,048	248,106

Net investment income before income taxes	215,680	154,657	204,452
Income tax expense, including excise tax	2,506	13,624	15,221

Net investment income	213,174	141,033	189,231

Net Realized and Unrealized Gains (Losses):
Net realized gains (losses)
Companies more than 25% owned	(131,440)	226,437	513,314
Companies 5% to 25% owned	(14,120)	(10,046)	4,467
Companies less than 5% owned	16,142	52,122	15,520

Total net realized gains (losses)	(129,418)	268,513	533,301
Net change in unrealized appreciation or depreciation	(1,123,762)	(256,243)	(477,409)

Total net gains (losses)	(1,253,180)	12,270	55,892

Net increase (decrease) in net assets resulting from operations	$(1,040,006)	$153,303	$245,123

Basic earnings (loss) per common share	$(6.01)	$1.00	$1.72

Diluted earnings (loss) per common share	$(6.01)	$0.99	$1.68

Weighted average common shares outstanding—basic	172,996	152,876	142,405

Weighted average common shares outstanding—diluted	172,996	154,687	145,599

The accompanying notes are an integral part of these consolidated financial statements.

 ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

(in thousands, except per share amounts)

	For the Years Ended December 31,
	2008	2007	2006
Operations:
Net investment income	$213,174	$141,033	$189,231
Net realized gains (losses)	(129,418)	268,513	533,301
Net change in unrealized appreciation or depreciation	(1,123,762)	(256,243)	(477,409)

Net increase (decrease) in net assets resulting from operations	(1,040,006)	153,303	245,123

Shareholder distributions:
Common stock dividends	(456,531)	(407,317)	(354,892)
Preferred stock dividends	(10)	(10)	(10)

Net decrease in net assets resulting from shareholder distributions	(456,541)	(407,327)	(354,902)

Capital share transactions:
Sale of common stock	402,478	171,282	295,769
Issuance of common stock in lieu of cash distributions	3,751	17,095	14,996
Issuance of common stock upon the exercise of stock options	—	14,251	11,734
Cash portion of option cancellation payment	—	(52,833)	—
Stock option expense	11,906	35,810	15,835
Net decrease in notes receivable from sale of common stock	1,603	158	1,018
Purchase of common stock held in deferred compensation trust	(943)	(12,444)	(9,855)
Distribution of common stock held in deferred compensation trust	27,335	837	980
Other	(3,030)	10,471	—

Net increase in net assets resulting from capital share transactions	443,100	184,627	330,477

Total net increase (decrease) in net assets	(1,053,447)	(69,397)	220,698
Net assets at beginning of year	2,771,847	2,841,244	2,620,546

Net assets at end of year	$1,718,400	$2,771,847	$2,841,244

Net asset value per common share	$9.62	$17.54	$19.12

Common shares outstanding at end of year	178,692	158,002	148,575

The accompanying notes are an integral part of these consolidated financial statements.

 ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	For the Years Ended December 31,
	2008	2007	2006
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(1,040,006)	$153,303	$245,123
Adjustments:
Portfolio investments	(1,070,092)	(1,845,973)	(2,257,828)
Principal collections related to investment repayments or sales	1,037,348	1,211,550	1,055,347
Payment-in-kind interest and dividends, net of cash collections	(53,364)	(11,997)	(4,138)
Change in accrued interest and dividends	14,860	(11,916)	(4,021)
Net collection (amortization) of discounts and fees	(13,083)	(4,101)	1,713
Net redemption of U.S. Treasury bills, money market and other securities	200,935	988	19,757
Stock option expense	11,906	35,810	15,835
Changes in other assets and liabilities	(41,481)	(12,466)	36,418
Depreciation and amortization	913	2,064	1,800
Realized gains from the receipt of notes and other consideration from sale of investments, net of collections	4,574	(17,706)	(209,049)
Realized losses	279,886	131,997	24,169
Net change in unrealized (appreciation) or depreciation	1,123,762	256,243	477,409

Net cash provided by (used in) operating activities	456,158	(112,204)	(597,465)

Cash flows from financing activities:
Sale of common stock	402,478	171,282	295,769
Sale of common stock upon the exercise of stock options	—	14,251	11,734
Collections of notes receivable from sale of common stock	1,603	158	1,018
Borrowings under notes payable	193,000	230,000	700,000
Repayments on notes payable and debentures	(218,212)	—	(203,500)
Net borrowings under (repayments on) revolving line of credit	(317,250)	159,500	116,000
Cash portion of option cancellation payment	—	(52,833)	—
Purchase of common stock held in deferred compensation trust	(943)	(12,444)	(9,855)
Payment of deferred financing costs and other financing activities	(17,182)	1,798	(6,795)
Common stock dividends and distributions paid	(452,780)	(397,645)	(336,572)
Preferred stock dividends paid	(10)	(10)	(10)

Net cash provided by (used in) financing activities	(409,296)	114,057	567,789

Net increase (decrease) in cash	46,862	1,853	(29,676)
Cash at beginning of year	3,540	1,687	31,363

Cash at end of year	$50,402	$3,540	$1,687

The accompanying notes are an integral part of these consolidated financial statements.

 ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS

December 31, 2008

(in thousands, except number of shares)

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Companies More Than 25% Owned
AGILE Fund I, LLC(5)	Equity Interests		$694	$497
(Private Equity Fund)

	Total Investment		694	497

AllBridge Financial, LLC	Equity Interests		33,294	10,960
(Asset Management)

	Total Investment		33,294	10,960

	Standby Letter of Credit ($15,000)
Allied Capital Senior Debt Fund, L.P.(5)	Equity Interests (See Note 3)		31,800	31,800
(Private Debt Fund)

	Total Investment		31,800	31,800

Avborne, Inc.(7)	Preferred Stock (12,500 shares)		—	942
(Business Services)	Common Stock (27,500 shares)		—	—

	Total Investment		—	942

Avborne Heavy Maintenance, Inc.(7)	Common Stock (2,750 shares)		—	—
(Business Services)

	Total Investment		—	—

Aviation Properties Corporation	Common Stock (100 shares)		93	—
(Business Services)

	Total Investment		93	—

	Standby Letters of Credit ($1,000)
Border Foods, Inc.	Senior Loan (12.6%, Due 12/09–3/12)	$33,027	26,860	33,027
(Consumer Products)	Preferred Stock (100,000 shares)		12,721	11,851
	Common Stock (260,467 shares)		3,847	—

	Total Investment		43,428	44,878

Calder Capital Partners, LLC(5)	Senior Loan (10.5%, Due 5/09)(6)	4,496	4,496	953
(Asset Management)	Equity Interests		2,453	—

	Total Investment		6,949	953

Callidus Capital Corporation	Subordinated Debt
(Asset Management)	(18.0%, Due 8/13–2/14)	16,068	16,068	16,068
	Common Stock (100 shares)		—	34,377

	Total Investment		16,068	50,445

	Guaranty ($6,447)
Ciena Capital LLC	Senior Loan (5.5%, Due 3/09)(6)	319,031	319,031	104,883
(Financial Services)	Class B Equity Interests		119,436	—
	Class C Equity Interests		109,301	—

	Total Investment		547,768	104,883

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
	Guaranty ($5,000—See Note 3)
	Standby Letters of Credit ($102,600—See Note 3)
CitiPostal Inc.	Senior Loan (4.0%, Due 12/13)	$692	$681	$681
(Business Services)	Unitranche Debt (12.0%, Due 12/13)	51,758	51,548	51,548
	Subordinated Debt (16.0%, Due 12/15)	9,114	9,114	9,114
	Common Stock (37,024 shares)		12,726	8,616

	Total Investment		74,069	69,959

Coverall North America, Inc.	Unitranche Debt (12.0%, Due 7/11)	32,035	31,948	31,948
(Business Services)	Subordinated Debt (15.0%, Due 7/11)	5,563	5,549	5,549
	Common Stock (763,333 shares)		14,361	17,968

	Total Investment		51,858	55,465

CR Holding, Inc.	Subordinated Debt (16.6%,
(Consumer Products)	Due 2/13)(6)	39,307	39,193	17,360
	Common Stock (32,090,696 shares)		28,744	—

	Total Investment		67,937	17,360

Crescent Equity Corp.(8)	Senior Loan (10.0%, Due 1/09)	433	433	433
(Business Services)	Subordinated Debt (11.0%, Due 9/11–6/17)	22,312	22,247	14,283
	Subordinated Debt (11.0%, Due 1/12–9/12)(6)	10,097	10,072	4,331
	Common Stock (174 shares)		81,255	4,580

	Total Investment		114,007	23,627

	Guaranty ($900)
	Standby Letters of Credit ($200)
Direct Capital Corporation	Subordinated Debt (16.0%,
(Financial Services)	Due 3/13)(6)	55,671	55,496	13,530
	Common Stock (2,317,020 shares)		25,732	—

	Total Investment		81,228	13,530

Financial Pacific Company	Subordinated Debt (17.4%,
(Financial Services)	Due 2/12–8/12)	68,967	68,840	62,189
	Preferred Stock (9,458 shares)		8,865	—
	Common Stock (12,711 shares)		12,783	—

	Total Investment		90,488	62,189

ForeSite Towers, LLC	Equity Interest		—	889
(Tower Leasing)

	Total Investment		—	889

Global Communications, LLC	Senior Loan (10.0%, Due 9/02)(6)	1,335	1,335	1,335
(Business Services)

	Total Investment		1,335	1,335

Hot Light Brands, Inc.	Senior Loan (9.0%, Due 2/11)(6)	30,522	30,522	13,678
(Retail)	Common Stock (93,500 shares)		5,151	—

	Total Investment		35,673	13,678

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
	Standby Letter of Credit ($105)
Hot Stuff Foods, LLC	Senior Loan (4.0%, Due 2/11–2/12)	$53,597	$53,456	$42,378
(Consumer Products)	Subordinated Debt
	(12.4%, Due 8/12–2/13)(6)	83,692	83,387	—
	Common Stock (1,147,453 shares)		56,187	—

	Total Investment		193,030	42,378

Huddle House, Inc.	Subordinated Debt
(Retail)	(15.0%, Due 12/12)	57,244	57,067	57,067
	Common Stock (358,428 shares)		35,828	20,922

	Total Investment		92,895	77,989

IAT Equity, LLC and Affiliates d/b/a Industrial Air Tool	Subordinated Debt (9.0%, Due 6/14)	6,000	6,000	6,000
(Industrial Products)	Equity Interests		7,500	8,860

	Total Investment		13,500	14,860

Impact Innovations Group, LLC	Equity Interests in Affiliate		—	321
(Business Services)

	Total Investment		—	321

Insight Pharmaceuticals Corporation	Subordinated Debt (15.0%, Due 9/12)	45,827	45,738	45,827
(Consumer Products)	Subordinated Debt (19.0%, Due 9/12)(6)	16,177	16,126	17,532
	Preferred Stock (25,000 shares)		25,000	4,068
	Common Stock (620,000 shares)		6,325	—

	Total Investment		93,189	67,427

Jakel, Inc.	Subordinated Debt (15.5%,	748	748	374
(Industrial Products)	Due 3/08)(6)

	Total Investment		748	374

Knightsbridge CLO 2007-1 Ltd.(4)	Class E Notes (13.8%, Due 1/22)	18,700	18,700	14,866
(CLO)	Income Notes (14.9%)(11)		40,914	35,214

	Total Investment		59,614	50,080

Knightsbridge CLO 2008-1 Ltd.(4)	Class C Notes (9.3%, Due 6/18)	12,800	12,800	12,800
(CLO)	Class D Notes (10.3%, Due 6/18)	8,000	8,000	8,000
	Class E Notes (6.8%, Due 6/18)	13,200	10,573	10,573
	Income Notes (16.6%)(11)		21,315	21,315

	Total Investment		52,688	52,688

MHF Logistical Solutions, Inc.	Subordinated Debt (13.0%,
(Business Services)	Due 6/12–6/13)(6)	49,841	49,633	—
	Preferred Stock (10,000 shares)		—	—
	Common Stock (20,934 shares)		20,942	—

	Total Investment		70,575	—

MVL Group, Inc.	Senior Loan (12.0%, Due 6/09–7/09)	30,674	30,663	30,663
(Business Services)	Subordinated Debt (14.5%, Due 6/09–7/09)	41,074	40,994	40,994
	Subordinated Debt (3.0%, Due 6/09)(6)	144	139	86
	Common Stock (560,716 shares)		555	—

	Total Investment		72,351	71,743

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Old Orchard Brands, LLC	Subordinated Debt (18.0%, Due 7/14)	$18,951	$18,882	$18,882
(Consumer Products)	Equity Interests		16,857	27,763

	Total Investment		35,739	46,645

Penn Detroit Diesel Allison, LLC	Subordinated Debt (15.5%, Due 8/13)	37,984	37,869	37,869
(Business Services)	Equity Interests		18,873	21,100

	Total Investment		56,742	58,969

Service Champ, Inc.	Subordinated Debt (15.5%, Due 4/12)	27,050	26,984	26,984
(Business Services)	Common Stock (55,112 shares)		11,785	21,156

	Total Investment		38,769	48,140

Stag-Parkway, Inc.	Unitranche Debt (14.0%, Due 7/12)	17,975	17,920	17,962
(Business Services)	Common Stock (25,000 shares)		32,686	6,968

	Total Investment		50,606	24,930

Startec Equity, LLC	Equity Interests		211	332
(Telecommunications)

	Total Investment		211	332

Unitranche Fund LLC	Subordinated Certificates (12.0%)		125,423	125,423
(Private Debt Fund)	Equity Interests		1	1

	Total Investment		125,424	125,424

Worldwide Express Operations, LLC	Subordinated Debt (14.0%,	2,865	2,722	2,032
(Business Services)	Due 2/14)(6)
	Equity Interests		11,384	—
	Warrants		144	—

	Total Investment		14,250	2,032

Total companies more than 25% owned			$2,167,020	$1,187,722

Companies 5% to 25% Owned
10th Street, LLC	Subordinated Debt (13.0%,
(Business Services)	Due 11/14)	21,439	21,329	21,439
	Equity Interests		422	975
	Option		25	25

	Total Investment		21,776	22,439

Advantage Sales & Marketing, Inc.	Subordinated Debt (12.0%, Due 3/14)	158,617	158,132	135,000
(Business Services)	Equity Interests		—	5,000

	Total Investment		158,132	140,000

Air Medical Group Holdings LLC	Senior Loan (3.3%, Due 3/11)	3,360	3,326	3,139
(Healthcare Services)	Equity Interests		2,993	10,800

	Total Investment		6,319	13,939

Alpine ESP Holdings, Inc.	Preferred Stock (701 shares)		701	—
(Business Services)	Common Stock (11,657 shares)		13	—

	Total Investment		714	—

Amerex Group, LLC	Subordinated Debt (12.3%, Due 1/13)	8,789	8,784	8,784
(Consumer Products)	Equity Interests		3,508	9,932

	Total Investment		12,292	18,716

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
BB&T Capital Partners/Windsor	Equity Interests		$11,789	$11,063
Mezzanine Fund, LLC(5)
(Private Equity Fund)

	Total Investment		11,789	11,063

Becker Underwood, Inc.	Subordinated Debt (14.5%, Due 8/12)	$25,503	25,450	25,502
(Industrial Products)	Common Stock (4,376 shares)		5,014	2,267

	Total Investment		30,464	27,769

Drew Foam Companies, Inc.	Preferred Stock (622,555 shares)		623	512
(Business Services)	Common Stock (6,286 shares)		6	—

	Total Investment		629	512

Driven Brands, Inc.	Subordinated Debt (16.5%, Due 7/15)	84,106	83,698	83,698
(Consumer Services)	Common Stock (3,772,098 shares)		9,516	4,855

	Total Investment		93,214	88,553

Hilden America, Inc.	Common Stock (19 shares)		454	76
(Consumer Products)

	Total Investment		454	76

Lydall Transport, Ltd.	Equity Interests		432	345
(Business Services)

	Total Investment		432	345

Multi-Ad Services, Inc.	Unitranche Debt (11.3%, Due 11/11)	3,018	2,995	2,941
(Business Services)	Equity Interests		1,737	1,782

	Total Investment		4,732	4,723

Progressive International	Preferred Stock (500 shares)		500	1,125
Corporation	Common Stock (197 shares)		13	4,600
(Consumer Products)	Warrants		—	—

	Total Investment		513	5,725

Regency Healthcare Group, LLC	Unitranche Debt (11.1%, Due 6/12)	10,901	10,855	10,825
(Healthcare Services)	Equity Interests		1,302	2,050

	Total Investment		12,157	12,875

SGT India Private Limited(4)	Common Stock (150,596 shares)		4,137	—
(Business Services)

	Total Investment		4,137	—

Soteria Imaging Services, LLC	Subordinated Debt (11.3%,
(Healthcare Services)	Due 11/10)	4,250	4,167	4,054
	Equity Interests		1,881	1,971

	Total Investment		6,048	6,025

Triax Holdings, LLC	Subordinated Debt (21.0%,
(Consumer Products)	Due 2/12)(6)	10,625	10,587	—
	Equity Interests		16,528	—

	Total Investment		27,115	—

Universal Environmental Services, LLC	Equity Interests		1,599	—
(Business Services)

	Total Investment		1,599	—

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Total companies 5% to 25% owned			$392,516	$352,760

Companies Less Than 5% Owned
3SI Security Systems, Inc.	Subordinated Debt (14.6%, Due 8/13)	$29,200	$29,118	$28,170
(Consumer Products)

	Total Investment		29,118	28,170

Abraxas Corporation	Subordinated Debt (14.6%, Due 4/13)	36,822	36,662	36,170
(Business Services)

	Total Investment		36,662	36,170

Augusta Sportswear Group, Inc.	Subordinated Debt (13.0%, Due 1/15)	53,000	52,825	52,406
(Consumer Products)	Common Stock (2,500 shares)		2,500	1,400

	Total Investment		55,325	53,806

Axium Healthcare Pharmacy, Inc.	Senior Loan (14.0%, Due 12/12)	3,750	3,724	3,654
(Healthcare Services)	Unitranche Debt (14.0%, Due 12/12)	8,500	8,471	7,908
	Common Stock (22,860 shares)		2,286	100

	Total Investment		14,481	11,662

Baird Capital Partners IV Limited(5)	Limited Partnership Interest		3,636	2,978
(Private Equity Fund)

	Total Investment		3,636	2,978

BenefitMall Holdings Inc.	Subordinated Debt (18.0%, Due 6/14)	40,326	40,238	40,238
(Business Services)	Common Stock (39,274,290 shares)(12)		39,274	91,149
	Warrants(12)		—	—

	Total Investment		79,512	131,387

Broadcast Electronics, Inc.	Senior Loan (8.8%, Due 11/11)(6)	4,912	4,884	773
(Business Services)	Preferred Stock (2,044 shares)		—	—

	Total Investment		4,884	773

Bushnell, Inc.	Subordinated Debt (8.0%, Due 2/14)	41,325	40,003	35,794
(Consumer Products)

	Total Investment		40,003	35,794

Callidus Debt Partners	Class C Notes (12.9%, Due 12/13)	18,800	18,907	10,116
CDO Fund I, Ltd.(4)(10)	Class D Notes (17.0%, Due 12/13)	9,400	9,454	—
(CDO)

	Total Investment		28,361	10,116

Callidus Debt Partners	Preferred Shares (23,600,000 shares)		20,138	5,402
CLO Fund III, Ltd.(4)(10)
(CLO)

	Total Investment		20,138	5,402

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Callidus Debt Partners	Class D Notes (9.1%, Due 4/20)	$3,000	$2,045	$1,445
CLO Fund IV, Ltd.(4)(10)	Income Notes (13.2%)(11)		14,591	10,628
(CLO)

	Total Investment		16,636	12,073

Callidus Debt Partners	Income Notes (16.4%)(11)		13,388	10,331
CLO Fund V, Ltd.(4)(10)
(CLO)

	Total Investment		13,388	10,331

Callidus Debt Partners	Class D Notes (9.8%, Due 10/21)	9,000	7,144	3,929
CLO Fund VI, Ltd.(4)(10)	Income Notes (17.8%)(11)		28,314	23,090
(CLO)

	Total Investment		35,458	27,019

Callidus Debt Partners	Income Notes (11.4%)(11)		24,026	15,361
CLO Fund VII, Ltd.(4)(10)
(CLO)

	Total Investment		24,026	15,361

Callidus MAPS CLO Fund I LLC(10)	Class E Notes (7.0%, Due 12/17)	17,000	17,000	9,813
(CLO)	Income Notes (4.0%)(11)		45,053	27,678

	Total Investment		62,053	37,491

Callidus MAPS CLO Fund II, Ltd.(4)(10)	Class D Notes (8.8%, Due 7/22)	7,700	3,555	2,948
(CLO)	Income Notes (13.3%)(11)		18,393	12,626

	Total Investment		21,948	15,574

Carlisle Wide Plank Floors, Inc.	Senior Loan (6.1%, Due 6/11)	1,000	998	953
(Consumer Products)	Unitranche Debt (14.5%, Due 6/11)	3,161	3,139	3,047
	Preferred Stock (345,056 Shares)		345	82

	Total Investment		4,482	4,082

Catterton Partners VI, L.P.(5)	Limited Partnership Interest		2,812	2,356
(Private Equity Fund)

	Total Investment		2,812	2,356

Centre Capital Investors V, L.P.(5)	Limited Partnership Interest		3,049	2,344
(Private Equity Fund)

	Total Investment		3,049	2,344

CK Franchising, Inc.	Subordinated Debt (12.3%,
(Consumer Services)	Due 7/12–7/17)	21,000	20,912	20,912
	Preferred Stock (1,281,887 shares)		1,282	1,592
	Common Stock (7,585,549 shares)		7,586	10,600

	Total Investment		29,780	33,104

Commercial Credit Group, Inc.	Subordinated Debt (15.0%, Due 6/15)	19,000	18,970	18,970
(Financial Services)	Preferred Stock (64,679 shares)		15,543	9,073
	Warrants		—	—

	Total Investment		34,513	28,043

Community Education Centers, Inc.	Subordinated Debt (14.5%,
(Education Services)	Due 11/13)	35,548	35,486	34,056

	Total Investment		35,486	34,056

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Component Hardware Group, Inc.	Subordinated Debt (13.5%, Due 1/13)	$18,710	$18,654	$18,261
(Industrial Products)

	Total Investment		18,654	18,261

Cook Inlet Alternative Risk, LLC	Unitranche Debt (10.8%, Due 4/13)	90,000	89,619	82,839
(Business Services)	Equity Interests		552	—

	Total Investment		90,171	82,839

Cortec Group Fund IV, L.P.(5)	Limited Partnership Interest		4,647	3,445
(Private Equity)

	Total Investment		4,647	3,445

Diversified Mercury Communications, LLC	Senior Loan (4.5%, Due 3/13)	2,972	2,958	2,692
(Business Services)

	Total Investment		2,958	2,692

Digital VideoStream, LLC	Unitranche Debt (11.0%, Due 2/12)	14,097	14,032	14,003
(Business Services)	Convertible Subordinated Debt (10.0%, Due 2/16)	4,545	4,533	4,700

	Total Investment		18,565	18,703

DirectBuy Holdings, Inc.	Subordinated Debt (14.5%, Due 5/13)	75,909	75,609	71,703
(Consumer Products)	Equity Interests		8,000	3,200

	Total Investment		83,609	74,903

Distant Lands Trading Co.	Senior Loan (7.5%, Due 11/11)	4,825	4,800	4,501
(Consumer Products)	Unitranche Debt (12.3%, Due 11/11)	43,133	43,022	42,340
	Common Stock (3,451 shares)		3,451	984

	Total Investment		51,273	47,825

Dryden XVIII Leveraged Loan 2007 Limited(4)	Class B Notes (8.0%, Due 10/19)	9,000	7,728	4,535
(CLO)	Income Notes (16.0%)(11)		22,080	17,477

	Total Investment		29,808	22,012

Dynamic India Fund IV(4)(5)	Equity Interests		9,350	8,966
(Private Equity Fund)

	Total Investment		9,350	8,966

EarthColor, Inc.	Subordinated Debt (15.0%, Due 11/13)(6)	123,819	123,385	77,243
(Business Services)	Common Stock (63,438 shares)(12)		63,438	—
	Warrants(12)		—	—

	Total Investment		186,823	77,243

eCentury Capital Partners, L.P.(5)	Limited Partnership Interest		7,274	1,431
(Private Equity Fund)

	Total Investment		7,274	1,431

eInstruction Corporation	Subordinated Debt (12.6%, Due 7/14-1/15)	33,931	33,795	31,670
(Education Services)	Common Stock (2,406 shares)		2,500	1,700

	Total Investment		36,295	33,370

Farley's & Sathers Candy Company, Inc.	Subordinated Debt (10.1%, Due 3/11)	2,500	2,493	2,365
(Consumer Products)

	Total Investment		2,493	2,365

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
FCP-BHI Holdings, LLC d/b/a Bojangles'	Subordinated Debt (12.0%, Due 9/13)	$27,284	$27,191	$25,640
(Retail)	Equity Interests		1,029	1,700

	Total Investment		28,220	27,340

Fidus Mezzanine Capital, L.P.(5)	Limited Partnership Interest		9,597	6,754
(Private Equity Fund)

	Total Investment		9,597	6,754

Freedom Financial Network, LLC	Subordinated Debt (13.5%, Due 2/14)	13,000	12,945	12,811
(Financial Services)

	Total Investment		12,945	12,811

Geotrace Technologies, Inc.	Warrants		2,027	3,000
(Energy Services)

	Total Investment		2,027	3,000

Gilchrist & Soames, Inc.	Subordinated Debt (13.4%, Due 10/13)	25,800	25,660	24,692
(Consumer Products)

	Total Investment		25,660	24,692

Havco Wood Products LLC	Equity Interests		910	400
(Industrial Products)

	Total Investment		910	400

Higginbotham Insurance Agency, Inc.	Subordinated Debt (13.7%, Due 8/13-8/14)	53,305	53,088	53,088
(Business Services)	Common Stock (23,695 shares)(12)		23,695	27,335
	Warrant(12)		—	—

	Total Investment		76,783	80,423

The Hillman Companies, Inc.(3)	Subordinated Debt (10.0%, Due 9/11)	44,580	44,491	44,345
(Consumer Products)

	Total Investment		44,491	44,345

The Homax Group, Inc.	Senior Loan (7.2%, Due 10/12)	11,785	11,742	10,689
(Consumer Products)	Subordinated Debt (14.5%, Due 4/14)	14,000	13,371	12,859
	Preferred Stock (76 shares)		76	—
	Common Stock (24 shares)		5	—
	Warrants		954	—

	Total Investment		26,148	23,548

Ideal Snacks Corporation	Senior Loan (5.3%, Due 6/10)	1,496	1,496	1,438
(Consumer Products)

	Total Investment		1,496	1,438

Kodiak Fund LP(5)	Equity Interests		9,422	900
(Private Equity Fund)

	Total Investment		9,422	900

Market Track Holdings, LLC	Senior Loan (8.0%, Due 6/14)	2,500	2,450	2,352
(Business Services)	Subordinated Debt (15.9%, Due 6/14)	24,600	24,488	23,785

	Total Investment		26,938	26,137

NetShape Technologies, Inc.	Senior Loan (5.3%, Due 2/13)	382	382	346
(Industrial Products)

	Total Investment		382	346

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Network Hardware Resale, Inc.	Unitranche Debt (12.5%, Due 12/11)	$18,734	$18,809	$18,703
(Business Services)	Convertible Subordinated Debt (9.8%, Due 12/15)	14,533	14,585	14,585

	Total Investment		33,394	33,288

Novak Biddle Venture Partners III, L.P.(5)	Limited Partnership Interest		2,018	1,349
(Private Equity Fund)

	Total Investment		2,018	1,349

Oahu Waste Services, Inc.	Stock Appreciation Rights		206	750
(Business Services)

	Total Investment		206	750

Pangaea CLO 2007-1 Ltd.(4)	Class D Notes (9.2%, Due 10/21)	15,000	11,761	7,114
(CLO)

	Total Investment		11,761	7,114

PC Helps Support, LLC	Senior Loan (4.8%, Due 12/13)	8,610	8,520	8,587
(Business Services)	Subordinated Debt (13.3%, Due 12/13)	28,136	28,009	28,974

	Total Investment		36,529	37,561

Performant Financial Corporation	Common Stock (478,816 shares)		734	200
(Business Services)

	Total Investment		734	200

Peter Brasseler Holdings, LLC	Equity Interests		3,451	2,900
(Business Services)

	Total Investment		3,451	2,900

PharMEDium Healthcare Corporation	Senior Loan (4.3%, Due 10/13)	1,910	1,910	1,747
(Healthcare Services)

	Total Investment		1,910	1,747

Postle Aluminum Company, LLC	Unitranche Debt (13.0%, Due 10/12)(6)	58,953	58,744	9,978
(Industrial Products)	Equity Interests		2,174	—

	Total Investment		60,918	9,978

Pro Mach, Inc.	Subordinated Debt (12.5%, Due 6/12)	14,616	14,573	14,089
(Industrial Products)	Equity Interests		1,294	1,900

	Total Investment		15,867	15,989

Promo Works, LLC	Unitranche Debt (12.3%, Due 12/11)	23,111	22,954	21,266
(Business Services)

	Total Investment		22,954	21,266

Reed Group, Ltd.	Senior Loan (7.6%, Due 12/13)	12,893	12,758	11,502
(Healthcare Services)	Subordinated Debt (13.8%, Due 12/13)	18,543	18,469	16,683
	Equity Interests		1,800	300

	Total Investment		33,027	28,485

S.B. Restaurant Company	Unitranche Debt (9.8%, Due 4/11)	36,501	36,295	34,914
(Retail)	Preferred Stock (46,690 shares)		117	117
	Warrants		534	—

	Total Investment		36,946	35,031

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
	Standby Letters of Credit ($2,465)
Snow Phipps Group, L.P.(5)	Limited Partnership Interest		$4,785	$4,374
(Private Equity Fund)

	Total Investment		4,785	4,374

SPP Mezzanine Funding II, L.P.(5)	Limited Partnership Interest		9,362	9,269
(Private Equity Fund)

	Total Investment		9,362	9,269

STS Operating, Inc.	Subordinated Debt (11.0%, Due 1/13)	$30,386	30,296	29,745
(Industrial Products)

	Total Investment		30,296	29,745

Summit Energy Services, Inc.	Subordinated Debt (11.6%, Due 8/13)	35,730	35,547	32,113
(Business Services)	Common Stock (415,982 shares)		1,861	1,900

	Total Investment		37,408	34,013

Tank Intermediate Holding Corp.	Senior Loan (7.1%, Due 9/14)	30,514	29,539	25,937
(Industrial Products)

	Total Investment		29,539	25,937

Tappan Wire & Cable Inc.	Unitranche Debt (15.0%, Due 8/14)	22,346	22,248	15,625
(Business Services)	Common Stock (12,940 shares)(12)		2,043	—
	Warrant(12)		—	—

	Total Investment		24,291	15,625

The Step2 Company, LLC	Unitranche Debt (11.0%, Due 4/12)	95,083	94,816	90,474
(Consumer Products)	Equity Interests		2,156	1,161

	Total Investment		96,972	91,635

Tradesmen International, Inc.	Subordinated Debt (12.0%, Due 12/12)	40,000	39,586	37,840
(Business Services)

	Total Investment		39,586	37,840

TransAmerican Auto Parts, LLC	Subordinated Debt (16.3%, Due 11/12)(6)	24,561	24,409	—
(Consumer Products)	Equity Interests		1,034	—

	Total Investment		25,443	—

Trover Solutions, Inc.	Subordinated Debt (12.0%, Due 11/12)	60,054	59,847	57,362
(Business Services)

	Total Investment		59,847	57,362

United Road Towing, Inc.	Subordinated Debt (12.1%, Due 1/14)	20,000	19,915	20,000
(Consumer Services)

	Total Investment		19,915	20,000

Venturehouse-Cibernet Investors, LLC	Equity Interest		—	—
(Business Services)

	Total Investment		—	—

VICORP Restaurants, Inc.	Warrants		33	—
(Retail)

	Total Investment		33	—

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
WMA Equity Corporation and Affiliates	Subordinated Debt (16.8%, Due 4/13-4/14)(6)	$139,455	$138,559	$63,823
d/b/a Wear Me Apparel	Common Stock (86 shares)		39,721	—
(Consumer Products)

	Total Investment		178,280	63,823

Webster Capital II, L.P.(5)	Limited Partnership Interest		1,702	1,481
(Private Equity Fund)

	Total Investment		1,702	1,481

Woodstream Corporation	Subordinated Debt (12.0%, Due 2/15)	90,000	89,633	83,258
(Consumer Products)	Common Stock (6,960 shares)		6,961	2,500

	Total Investment		96,594	85,758

York Insurance Services Group, Inc.	Common Stock (12,939 shares)		1,294	1,700
(Business Services)

	Total Investment		1,294	1,700

Other companies	Other debt investments	155	74	72
	Other equity investments		30	8

	Total Investment		104	80

Total companies less than 5% owned			$2,317,856	$1,858,581

Total private finance (138 portfolio investments)			$4,877,392	$3,399,063

Commercial Real Estate Finance
(in thousands, except number of loans)

			December 31, 2008
			(unaudited)
	Stated Interest Rate Ranges	Number of Loans
			Cost	Value
Commercial Mortgage Loans
	Up to 6.99%	4	$30,999	$30,537
	7.00%–8.99%	1	644	580
	9.00%–10.99%	1	6,465	6,465
	11.00%–12.99%	1	10,469	9,391
	15.00% and above	2	3,970	6,529

Total commercial mortgage loans(13)			$52,547	$53,502

Real Estate Owned			$18,201	$20,823

Equity Interests(2)—Companies more than 25% owned			$14,755	$19,562
Guarantees ($6,871)
Standby Letter of Credit ($650)
Total commercial real estate finance			$85,503	$93,887

Total portfolio			$4,962,895	$3,492,950

	Yield	Cost	Value
Investments in Money Market and Other Securities
SEI Daily Income Tr Prime Obligation Money Market Fund	0.9%	$5	$5
Columbia Treasury Reserves Fund	—	12	12
Other Money Market Funds	—	270	270

Total		$287	$287

(1)
Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.

(2)
Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.

(3)
Public company.

(4)
Non-U.S. company or principal place of business outside the U.S.

(5)
Non-registered investment company.

(6)
Loan or debt security is on non-accrual status and therefore is considered non-income producing.

(7)
Avborne, Inc. and Avborne Heavy Maintenance, Inc. are affiliated companies.

(8)
Crescent Equity Corp. holds investments in Crescent Hotels & Resorts, LLC and affiliates.

(10)
The fund is managed by Callidus Capital, a portfolio company of Allied Capital.

(11)
Represents the effective interest yield earned on the cost basis of these preferred equity investments and income notes. The yield is included in interest income in the consolidated statement of operations.

(12)
Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.

(13)
Commercial mortgage loans totaling $7.7 million at value were on non-accrual status and therefore were considered non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS

December 31, 2007

(in thousands, except number of shares)

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Companies More Than 25% Owned
Alaris Consulting, LLC (Business Services)	Senior Loan (16.5%, Due 12/05 - 12/07)(6) Equity Interests	$27,055	$26,987 5,189	$	— —

	Total Investment		32,176		—

	Guaranty ($1,100)
AllBridge Financial, LLC (Asset Management)	Equity Interests		7,800		7,800

	Total Investment		7,800		7,800

	Standby Letter of Credit ($30,000)
Allied Capital Senior Debt Fund, L.P.(5)	Equity Interests (See Note 3)		31,800		32,811
(Private Debt Fund)

	Total Investment		31,800		32,811

Avborne, Inc.(7) (Business Services)	Preferred Stock (12,500 shares) Common Stock (27,500 shares)		611 —		1,633 —

	Total Investment		611		1,633

Avborne Heavy Maintenance, Inc.(7) (Business Services)	Preferred Stock (1,568 shares) Common Stock (2,750 shares)		2,401 —		2,557 370

	Total Investment		2,401		2,927

	Guaranty ($2,401)
Aviation Properties Corporation (Business Services)	Common Stock (100 shares)		65		—

	Total Investment		65		—

	Standby Letters of Credit ($1,000)
Border Foods, Inc. (Consumer Products)	Preferred Stock (100,000 shares) Common Stock (148,838 shares)		12,721 3,847		4,648 —

	Total Investment		16,568		4,648

Calder Capital Partners, LLC(5) (Asset Management)	Senior Loan (9.4%, Due 5/09)(6) Equity Interests	2,907	2,907 2,396		3,035 3,559

	Total Investment		5,303		6,594

Callidus Capital Corporation (Asset Management)	Subordinated Debt (18.0%, Due 10/08) Common Stock (100 shares)	6,871	6,871 2,067		6,871 44,587

	Total Investment		8,938		51,458

Ciena Capital LLC (Financial Services)	Class A Equity Interests (25.0%—See Note 3)(6) Class B Equity Interests Class C Equity Interests	99,044	99,044 119,436 109,301		68,609 — —

	Total Investment		327,781		68,609

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
	Guaranty ($258,707—See Note 3) Standby Letters of Credit ($18,000—See Note 3)
CitiPostal Inc.	Senior Loan (8.4%, Due 12/13)	$692	$679	$679
(Business Services)	Unitranche Debt (12.0%, Due 12/13)	50,852	50,597	50,597
	Subordinated Debt (16.0%, Due 12/15)	8,049	8,049	8,049
	Common Stock (37,024 shares)		12,726	12,726

	Total Investment		72,051	72,051

Coverall North America, Inc.	Unitranche Debt (12.0%, Due 7/11)	35,054	34,923	34,923
(Business Services)	Subordinated Debt (15.0%, Due 7/11)	6,000	5,979	5,979
	Common Stock (884,880 shares)		16,648	27,597

	Total Investment		57,550	68,499

CR Holding, Inc.	Subordinated Debt (16.6%, Due 2/13)	40,956	40,812	40,812
(Consumer Products)	Common Stock (37,200,551 shares)		33,321	40,934

	Total Investment		74,133	81,746

Direct Capital Corporation	Subordinated Debt (16.0%, Due 3/13)	39,184	39,030	39,030
(Financial Services)	Common Stock (2,097,234 shares)		19,250	6,906

	Total Investment		58,280	45,936

Financial Pacific Company	Subordinated Debt (17.4%, Due 2/12 -	73,031	72,850	72,850
(Financial Services)	8/12)
	Preferred Stock (10,964 shares)		10,276	19,330
	Common Stock (14,735 shares)		14,819	38,544

	Total Investment		97,945	130,724

ForeSite Towers, LLC	Equity Interest		—	878
(Tower Leasing)

	Total Investment		—	878

Global Communications, LLC	Senior Loan (10.0%, Due 9/02)(6)	1,822	1,822	1,822
(Business Services)

	Total Investment		1,822	1,822

Hot Stuff Foods, LLC	Senior Loan (8.4%, Due 2/11-2/12)	50,940	50,752	50,752
(Consumer Products)	Subordinated Debt (12.1%, Due 8/12)	30,000	29,907	29,907
	Subordinated Debt (15.4%, Due 2/13)(6)	52,373	52,150	1,337
	Common Stock (1,147,453 shares)		56,187	—

	Total Investment		188,996	81,996

Huddle House, Inc.	Subordinated Debt (15.0%, Due 12/12)	59,857	59,618	59,618
(Retail)	Common Stock (415,328 shares)		41,533	44,154

	Total Investment		101,151	103,772

Impact Innovations Group, LLC	Equity Interests in Affiliate		—	320
(Business Services)

	Total Investment		—	320

Insight Pharmaceuticals Corporation	Subordinated Debt (15.0%, Due 9/12)	44,257	44,136	45,041
(Consumer Products)	Subordinated Debt (19.0%, Due 9/12)(6)	16,181	16,130	16,796
	Preferred Stock (25,000 shares)		25,000	1,462
	Common Stock (620,000 shares)		6,325	—

	Total Investment		91,591	63,299

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Jakel, Inc.	Subordinated Debt (15.5%, Due	$1,563	$1,563	$1,563
(Industrial Products)	3/08)(6)

	Total Investment		1,563	1,563

Legacy Partners Group, Inc.	Senior Loan (14.0%, Due 5/09)(6)	3,843	3,843	3,843
(Business Services)	Equity Interests		4,261	1,332

	Total Investment		8,104	5,175

Litterer Beteiligungs-GmbH(4)	Subordinated Debt (8.0%, Due 12/08)	772	772	772
(Business Services)	Equity Interest		1,809	700

	Total Investment		2,581	1,472

MVL Group, Inc.	Senior Loan (12.0%, Due 6/09 - 7/09)	30,674	30,639	30,639
(Business Services)	Subordinated Debt (14.5%, Due 6/09 - 7/09)	40,191	39,943	39,943
	Common Stock (648,661 shares)		643	4,949

	Total Investment		71,225	75,531

Old Orchard Brands, LLC	Subordinated Debt (18.0%, Due 7/14)	19,632	19,544	19,544
(Consumer Products)	Equity Interests		18,767	25,419

	Total Investment		38,311	44,963

Penn Detroit Diesel Allison, LLC	Subordinated Debt (15.5%, Due 8/13)	39,331	39,180	39,180
(Business Services)	Equity Interests		21,128	37,965

	Total Investment		60,308	77,145

Powell Plant Farms, Inc.	Senior Loan (15.0%, Due 12/07)(6)	1,350	1,350	1,534
(Consumer Products)

	Total Investment		1,350	1,534

Service Champ, Inc.	Subordinated Debt (15.5%, Due 4/12)	28,443	28,351	28,351
(Business Services)	Common Stock (63,888 shares)		13,662	26,292

	Total Investment		42,013	54,643

Staffing Partners Holding
Company, Inc. (Business Services)	Subordinated Debt (13.5%, Due 1/07)(6)	509	509	223

	Total Investment		509	223

Startec Equity, LLC	Equity Interests		190	430
(Telecommunications)

	Total Investment		190	430

Sweet Traditions, Inc. (Retail)	Senior Loan (13.0%, Due 9/08 - 8/11)(6)	39,692	36,052	35,229
	Preferred Stock (961 shares)		950	—
	Common Stock (10,000 shares)		50	—

	Total Investment		37,052	35,229

Triview Investments, Inc.(8)	Senior Loan (10.0%, Due 12/07)	433	433	433
(Broadcasting & Cable/Business	Subordinated Debt (12.9%, Due 1/10 -	43,157	42,977	42,977
Services/Consumer Products)	6/17)
	Subordinated Debt (12.5%, Due 11/07 - 3/08)(6)	1,400	1,400	1,583
	Common Stock (202 shares)		120,638	83,453

	Total Investment		$165,448	$128,446

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
	Guaranty ($900)
	Standby Letter of Credit ($200)
Unitranche Fund LLC	Subordinated Certificates		$744	$744
(Private Debt Fund)	Equity Interests		1	1

	Total Investment		745	745

Worldwide Express Operations, LLC	Subordinated Debt (14.0%, Due 2/14)	$2,845	2,670	2,670
(Business Services)	Equity Interests		12,900	21,516
	Warrants		163	272

	Total Investment		15,733	24,458

Total companies more than 25% owned			$1,622,094	$1,279,080

Companies 5% to 25% Owned
10th Street, LLC	Subordinated Debt (13.0%, Due 12/14)	20,774	20,645	20,645
(Business Services)	Equity Interests		446	1,100

	Total Investment		21,091	21,745

Advantage Sales & Marketing, Inc.	Subordinated Debt (12.0%, Due 3/14)	155,432	154,854	154,854
(Business Services)	Equity Interests		—	10,973

	Total Investment		154,854	165,827

Air Medical Group Holdings LLC	Senior Loan (7.8%, Due 3/11)	3,030	2,980	2,980
(Healthcare Services)	Equity Interests		3,470	10,800

	Total Investment		6,450	13,780

Alpine ESP Holdings, Inc.	Preferred Stock (622 shares)		622	749
(Business Services)	Common Stock (13,513 shares)		14	262

	Total Investment		636	1,011

Amerex Group, LLC	Subordinated Debt (12.0%, Due 1/13)	8,400	8,400	8,400
(Consumer Products)	Equity Interests		3,509	13,713

	Total Investment		11,909	22,113

BB&T Capital Partners/Windsor
Mezzanine Fund, LLC(5)	Equity Interests		11,739	11,467
(Private Equity Fund)

	Total Investment		11,739	11,467

Becker Underwood, Inc.	Subordinated Debt (14.5%, Due 8/12)	24,865	24,798	24,798
(Industrial Products)	Common Stock (5,073 shares)		5,813	4,190

	Total Investment		30,611	28,988

BI Incorporated	Subordinated Debt (13.5%, Due 2/14)	30,615	30,499	30,499
(Business Services)	Common Stock (40,000 shares)		4,000	7,382

	Total Investment		34,499	37,881

Creative Group, Inc.	Subordinated Debt (14.0%, Due	15,000	13,686	6,197
(Business Services)	9/13)(6)
	Common Stock (20,000 shares)		—	—
	Warrant		1,387	—

	Total Investment		15,073	6,197

Drew Foam Companies, Inc.	Preferred Stock (722 shares)		722	396
(Business Services)	Common Stock (7,287 shares)		7	—

	Total Investment		729	396

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
MedBridge Healthcare, LLC	Senior Loan (8.0%, Due 8/09)(6)	$7,164	$7,164	$7,164
(Healthcare Services)	Subordinated Debt (10.0%, Due 8/14)(6)	5,184	5,184	2,406
	Convertible Subordinated Debt (2.0%, Due 8/14)(6)	2,970	984	—
	Equity Interests		1,416	—

	Total Investment		14,748	9,570

MHF Logistical Solutions, Inc.	Subordinated Debt (11.5%, Due	33,600	33,448	9,280
(Business Services)	6/12)(6)
	Subordinated Debt (18.0%, Due 6/13)(6)	11,211	11,154	—
	Common Stock (20,934 shares)(12)		20,942	—
	Warrants(12)		—	—

	Total Investment		65,544	9,280

Multi-Ad Services, Inc.	Unitranche Debt (11.3%, Due 11/11)	19,800	19,704	19,704
(Business Services)	Equity Interests		2,000	940

	Total Investment		21,704	20,644

Progressive International
Corporation	Subordinated Debt (16.0%, Due 12/09)	1,557	1,545	1,545
(Consumer Products)	Preferred Stock (500 shares)		500	1,038
	Common Stock (197 shares)		13	4,900
	Warrants		—	—

	Total Investment		2,058	7,483

Regency Healthcare Group, LLC	Unitranche Debt (11.1%, Due 6/12)	12,000	11,941	11,941
(Healthcare Services)	Equity Interests		1,500	1,681

	Total Investment		13,441	13,622

SGT India Private Limited(4)	Common Stock (150,596 shares)		4,098	3,075
(Business Services)

	Total Investment		4,098	3,075

Soteria Imaging Services, LLC	Subordinated Debt (12.0%, Due 11/10)	14,500	13,744	13,744
(Healthcare Services)	Equity Interests		2,170	2,686

	Total Investment		15,914	16,430

Universal Environmental Services, LLC	Equity Interests		1,810	—
(Business Services)

	Total Investment		1,810	—

Total companies 5% to 25% owned			$426,908	$389,509

Companies Less Than 5% Owned
3SI Security Systems, Inc.	Subordinated Debt (14.5%, Due 8/13)	$27,937	$27,837	$27,837
(Consumer Products)

	Total Investment		27,837	27,837

AgData, L.P.	Senior Loan (10.3%, Due 7/12)	843	815	815
(Consumer Services)

	Total Investment		815	815

Axium Healthcare Pharmacy, Inc.	Senior Loan (12.5%, Due 12/12)	2,600	2,567	2,567
(Healthcare Services)	Unitranche Debt (12.5%, Due 12/12)	8,500	8,463	8,463
	Common Stock (26,500 shares)		2,650	1,097

	Total Investment		13,680	12,127

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Baird Capital Partners IV Limited
Partnership(5)	Limited Partnership Interest		$2,234	$2,114
(Private Equity Fund)

	Total Investment		2,234	2,114

BenefitMall, Inc.	Subordinated Debt (14.9%, Due	$82,167	81,930	81,930
(Business Services)	10/13-10/14)
	Common Stock (45,528,000 shares)(12)		45,528	82,404
	Warrants(12)		—	—
	Standby Letters of Credit ($3,961)

	Total Investment		127,458	164,334

Broadcast Electronics, Inc.	Senior Loan (9.0%, Due 7/12)(6)	4,913	4,884	3,273
(Business Services)

	Total Investment		4,884	3,273

Bushnell, Inc.	Subordinated Debt (11.3%, Due 2/14)	41,325	39,821	39,821
(Consumer Products)

	Total Investment		39,821	39,821

Callidus Debt Partners
CDO Fund I, Ltd.(4)(10)	Class C Notes (12.9%, Due 12/13)	18,800	18,929	18,988
(CDO)	Class D Notes (17.0%, Due 12/13)	9,400	9,465	9,494

	Total Investment		28,394	28,482

Callidus Debt Partners
CLO Fund III, Ltd.(4)(10)	Preferred Shares (23,600,000 shares,		21,783	19,999
(CLO)	12.9%)(11)

	Total Investment		21,783	19,999

Callidus Debt Partners
CLO Fund IV, Ltd.(4)(10)	Income Notes (14.8%)(11)		12,298	11,290
(CLO)

	Total Investment		12,298	11,290

Callidus Debt Partners
CLO Fund V, Ltd.(4)(10)	Income Notes (20.3%)(11)		13,977	14,658
(CLO)

	Total Investment		13,977	14,658

Callidus Debt Partners
CLO Fund VI, Ltd.(4)(10)	Class D Notes (11.3%, Due 10/21)	5,000	4,329	4,329
(CLO)	Income Notes (19.3%)(11)		26,985	26,985

	Total Investment		31,314	31,314

Callidus Debt Partners(4)(10)
CLO Fund VII, Ltd.	Income Notes (16.6%)(11)		22,113	22,113
(CLO)

	Total Investment		22,113	22,113

Callidus MAPS CLO
Fund I LLC(10)	Class E Notes (10.4%, Due 12/17)	17,000	17,000	16,119
(CLO)	Income Notes (5.6%)(11)		49,252	36,085

	Total Investment		66,252	52,204

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Callidus MAPS CLO
Fund II, Ltd.(4)(10) (CLO)	Income Notes (14.7%)(11)		$18,753	$18,753

	Total Investment		18,753	18,753

Camden Partners Strategic
Fund II, L.P.(5)	Limited Partnership Interest		997	1,350
(Private Equity Fund)

	Total Investment		997	1,350

Carlisle Wide Plank Floors, Inc.	Senior Loan (9.8%, Due 6/11)	$500	497	497
(Consumer Products)	Unitranche Debt (10.0%, Due 6/11)	3,161	3,129	3,129
	Preferred Stock (400,000 Shares)		400	507

	Total Investment		4,026	4,133

Catterton Partners V, L.P.(5)	Limited Partnership Interest		3,624	2,952
(Private Equity Fund)

	Total Investment		3,624	2,952

Catterton Partners VI, L.P.(5)	Limited Partnership Interest		2,259	2,103
(Private Equity Fund)

	Total Investment		2,259	2,103

Centre Capital Investors IV, L.P.(5) (Private Equity Fund)	Limited Partnership Interest		2,215	2,276

	Total Investment		2,215	2,276

Centre Capital Investors V, L.P.(5) (Private Equity Fund)	Limited Partnership Interest		628	628

	Total Investment		628	628

CK Franchising, Inc. (Consumer Services)	Senior Loan (8.7%, Due 7/12) Subordinated Debt (12.3%, Due 7/12 - 7/17) Preferred Stock (1,486,004 shares) Common Stock (8,793,408 shares)	9,000 21,000	8,911 20,908 1,486 8,793	8,911 20,908 1,586 8,654

	Total Investment		40,098	40,059

Commercial Credit Group, Inc. (Financial Services)	Subordinated Debt (14.8%, Due 2/11) Preferred Stock (74,978 shares) Warrants	12,000	12,023 18,018 —	12,023 19,421 —

	Total Investment		30,041	31,444

Community Education Centers, Inc. (Education Services)	Subordinated Debt (13.5%, Due 11/13)	35,011	34,936	34,936

	Total Investment		34,936	34,936

Component Hardware Group, Inc. (Industrial Products)	Subordinated Debt (13.5%, Due 1/13)	18,432	18,363	18,363

	Total Investment		18,363	18,363

Cook Inlet Alternative Risk, LLC (Business Services)	Unitranche Debt (10.8%, Due 4/13) Equity Interests	95,000	94,530 640	94,530 1,696

	Total Investment		95,170	96,226

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Cortec Group Fund IV, L.P.(5) (Private Equity)	Limited Partnership Interest		$3,383	$2,922

	Total Investment		3,383	2,922

Diversified Mercury Communications, LLC (Business Services)	Senior Loan (8.5%, Due 3/13)	$233	217	217

	Total Investment		217	217

Digital VideoStream, LLC (Business Services)	Unitranche Debt (11.0%, Due 2/12) Convertible Subordinated Debt (10.0%, Due 2/16)	17,213 4,118	17,128 4,103	17,128 5,397

	Total Investment		21,231	22,525

DirectBuy Holdings, Inc. (Consumer Products)	Subordinated Debt (14.5%, Due 5/13) Equity Interests	75,000	74,631 8,000	74,631 8,000

	Total Investment		82,631	82,631

Distant Lands Trading Co. (Consumer Products)	Senior Loan (10.3%, Due 11/11) Unitranche Debt (11.0%, Due 11/11) Common Stock (4,000 shares)	10,000 42,375	9,966 42,226 4,000	9,966 42,226 2,645

	Total Investment		56,192	54,837

Driven Brands, Inc.
d/b/a Meineke and Econo Lube (Consumer Services)	Senior Loan (8.7%, Due 6/11) Subordinated Debt (12.1%, Due 6/12 - 6/13) Common Stock (11,675,331 shares)(12) Warrants(12)	37,070 83,000	36,951 82,754 29,455 —	36,951 82,754 15,977 —

	Total Investment		149,160	135,682

Dryden XVIII Leveraged Loan 2007
Limited(4) (CLO)	Subordinated Debt (9.7%, Due 10/19) Income Notes (14.2%)(11)	9,000	7,406 21,940	7,406 21,940

	Total Investment		29,346	29,346

Dynamic India Fund IV(4)(5) (Private Equity Fund)	Equity Interests		6,050	6,215

	Total Investment		6,050	6,215

EarthColor, Inc. (Business Services)	Subordinated Debt (15.0%, Due 11/13) Common Stock (73,540 shares)(12) Warrants(12)	127,000	126,463 73,540 —	126,463 62,675 —

	Total Investment		200,003	189,138

eCentury Capital Partners, L.P.(5) (Private Equity Fund)	Limited Partnership Interest		6,899	2,176

	Total Investment		6,899	2,176

eInstruction Corporation (Education Services)	Subordinated Debt (13.5%, Due 7/14-1/15) Common Stock (2,406 shares)	47,000	46,765 2,500	46,765 2,500

	Total Investment		49,265	49,265

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Farley's & Sathers Candy
Company, Inc. (Consumer Products)	Subordinated Debt (13.7%, Due 3/11)	$18,000	$17,932	$17,932

	Total Investment		17,932	17,932

FCP-BHI Holdings, LLC
d/b/a Bojangles' (Retail)	Subordinated Debt (12.8%, Due 9/13) Equity Interests	24,000	23,887 1,000	23,887 998

	Total Investment		24,887	24,885

Fidus Mezzanine Capital, L.P.(5) (Private Equity Fund)	Limited Partnership Interest		6,357	6,357

	Total Investment		6,357	6,357

Frozen Specialties, Inc. (Consumer Products)	Warrants		435	229

	Total Investment		435	229

Garden Ridge Corporation (Retail)	Subordinated Debt (7.0%, Due 5/12)(6)	20,500	20,500	20,500

	Total Investment		20,500	20,500

Geotrace Technologies, Inc. (Energy Services)	Subordinated Debt (10.0%, Due 6/09) Warrants	6,772	6,616 2,350	6,616 2,993

	Total Investment		8,966	9,609

Gilchrist & Soames, Inc. (Consumer Products)	Senior Loan (9.0%, Due 10/13) Subordinated Debt (13.4%, Due 10/13)	20,000 25,800	19,954 25,676	19,954 25,676

	Total Investment		45,630	45,630

Grotech Partners, VI, L.P.(5) (Private Equity Fund)	Limited Partnership Interest		8,808	8,252

	Total Investment		8,808	8,252

Havco Wood Products LLC (Industrial Products)	Senior Loan (9.7%, Due 8/11) Unitranche Debt (11.5%, Due 8/11) Equity Interests	600 5,100	585 4,248 1,055	585 4,248 3,192

	Total Investment		5,888	8,025

Haven Eldercare of New
England, LLC (Healthcare Services)	Subordinated Debt (12.0%, Due 8/09)(6)	1,927	1,927	—

	Total Investment		1,927	—

Higginbotham Insurance
Agency, Inc. (Business Services)	Senior Loan (7.7%, Due 8/12) Subordinated Debt (13.5%, Due 8/13 - 8/14) Common Stock (23,926 shares)(12) Warrant(12)	15,033 46,356	14,942 46,136 23,926 —	14,942 46,136 23,868 —

	Total Investment		85,004	84,946

The Hillman Companies, Inc.(3) (Consumer Products)	Subordinated Debt (10.0%, Due 9/11)	44,580	44,458	44,458

	Total Investment		44,458	44,458

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
The Homax Group, Inc. (Consumer Products)	Senior Loan (8.7%, Due 10/12) Subordinated Debt (12.0%, Due 4/14) Preferred Stock (89 shares) Common Stock (28 shares) Warrants	$10,969 14,000	$10,969 13,244 89 6 1,106	$10,969 13,244 13 — 194

	Total Investment		25,414	24,420

Ideal Snacks Corporation (Consumer Products)	Senior Loan (9.0%, Due 6/10])	288	288	288

	Total Investment		288	288

Integrity Interactive Corporation (Business Services)	Unitranche Debt (10.5%, Due 2/12)	12,193	12,095	12,095

	Total Investment		12,095	12,095

International Fiber Corporation (Industrial Products)	Subordinated Debt (14.0%, Due 6/12) Preferred Stock (25,000 shares)	24,572	24,476 2,500	24,476 2,194

	Total Investment		26,976	26,670

Jones Stephens Corporation (Consumer Products)	Senior Loan (8.8%, Due 9/12)	5,537	5,525	5,525

	Total Investment		5,525	5,525

Knightsbridge CLO 2007-1 Ltd.(4) (CLO)	Subordinated Debt (14.1%, Due 1/22) Income Notes (15.2%)(11)	22,000	22,000 31,211	22,000 31,211

	Total Investment		53,211	53,211

Kodiak Fund LP(5) (Private Equity Fund	Equity Interests		9,423	2,853

	Total Investment		9,423	2,853

Line-X, Inc. (Consumer Products)	Senior Loan (12.0%, Due 8/11) Unitranche Debt (12.0% Due 8/11)	900 48,198	885 48,039	885 42,784

	Total Investment		48,924	43,669

	Standby Letter of Credit ($1,500)
MedAssets, Inc.(3) (Business Services)	Common Stock (224,817 shares)		2,049	6,652

	Total Investment		2,049	6,652

Mid-Atlantic Venture Fund IV, L.P.(5) (Private Equity Fund)	Limited Partnership Interest		6,975	1,791

	Total Investment		6,975	1,791

Milestone AV Technologies, Inc. (Business Services)	Subordinated Debt (11.3%, Due 6/13)	37,500	37,500	36,750

	Total Investment		37,500	36,750

NetShape Technologies, Inc. (Industrial Products)	Senior Loan (8.6%, Due 2/13)	5,802	5,773	5,773

	Total Investment		5,773	5,773

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Network Hardware Resale, Inc. (Business Services)	Unitranche Debt (10.5%, Due 12/11) Convertible Subordinated Debt (9.8%, Due 12/15)	$20,512 13,242	$20,614 13,302	$20,614 15,586

	Total Investment		33,916	36,200

Norwesco, Inc. (Industrial Products)	Subordinated Debt (12.7%, Due 1/12 - 7/12) Common Stock (559,603 shares)(12) Warrants(12)	82,924	82,674 38,313 —	82,674 117,831 —

	Total Investment		120,987	200,505

Novak Biddle Venture Partners
III, L.P.(5) (Private Equity Fund)	Limited Partnership Interest		1,910	1,256

	Total Investment		1,910	1,256

Oahu Waste Services, Inc. (Business Services)	Stock Appreciation Rights		239	998

	Total Investment		239	998

Odyssey Investment Partners Fund
III, LP(5) (Private Equity Fund)	Limited Partnership Interest		2,276	2,567

	Total Investment		2,276	2,567

Pangaea CLO 2007-1 Ltd.(4) (CLO)	Subordinated Debt (10.2%, Due 10/21)	15,000	11,570	11,570

	Total Investment		11,570	11,570

Passport Health
Communications, Inc. (Healthcare Services)	Preferred Stock (651,381 shares) Common Stock (19,680 shares)		2,000 48	2,433 7

	Total Investment		2,048	2,440

PC Helps Support, LLC (Business Services)	Senior Loan (8.9%, Due 12/13) Subordinated Debt (13.3%, Due 12/13)	20,000 30,895	20,000 30,743	20,000 30,743

	Total Investment		50,743	50,743

Pendum, Inc. (Business Services)	Subordinated Debt (17.0%, Due 1/11)(6) Preferred Stock (82,715 shares) Warrants	34,028	34,028 — —	— — —

	Total Investment		34,028	—

Performant Financial Corporation (Business Services)	Common Stock (478,816 shares)		734	—

	Total Investment		734	—

PharMEDium Healthcare
Corporation (Healthcare Services)	Senior Loan (8.6%, Due 10/13)	19,577	19,577	19,577

	Total Investment		19,577	19,577

Postle Aluminum Company, LLC (Industrial Products)	Unitranche Debt (11.0%, Due 10/12) Equity Interests	61,500	61,252 2,500	61,252 3,092

	Total Investment		63,752	64,344

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Pro Mach, Inc. (Industrial Products)	Subordinated Debt (13.0%, Due 6/12) Equity Interests	$14,562	$14,506 1,500	$14,506 1,596

	Total Investment		16,006	16,102

Promo Works, LLC (Business Services)	Unitranche Debt (10.3%, Due 12/11) Guaranty ($600)	26,215	26,006	26,006

	Total Investment		26,006	26,006

Reed Group, Ltd. (Healthcare Services)	Senior Loan (8.7%, Due 12/13) Subordinated Debt (13.8%, Due 12/13) Equity Interests	21,000 18,000	20,970 17,910 1,800	20,970 17,910 1,800

	Total Investment		40,680	40,680

S.B. Restaurant Company (Retail)	Unitranche Debt (9.8%, Due 4/11) Preferred Stock (54,125 shares) Warrants Standby Letters of Credit ($2,540)	34,001	33,733 135 619	33,733 135 2,095

	Total Investment		34,487	35,963

SBBUT, LLC (Consumer Products)	Equity Interests		—	—

	Total Investment		—	—

Service Center Metals, LLC (Industrial Products)	Subordinated Debt (15.5%, Due 9/11) Equity Interests	5,000	4,981 313	4,981 343

	Total Investment		5,294	5,324

Snow Phipps Group, L.P.(5) (Private Equity Fund)	Limited Partnership Interest		2,288	2,288

	Total Investment		2,288	2,288

SPP Mezzanine Funding, L.P.(5) (Private Equity Fund)	Limited Partnership Interest		2,268	1,942

	Total Investment		2,268	1,942

SPP Mezzanine Funding II, L.P.(5) (Private Equity Fund)	Limited Partnership Interest		4,077	3,731

	Total Investment		4,077	3,731

Stag-Parkway, Inc. (Business Services)	Unitranche Debt (10.8%, Due 7/12)	51,000	50,810	50,810

	Total Investment		50,810	50,810

STS Operating, Inc. (Industrial Products)	Subordinated Debt (11.0%, Due 1/13)	30,386	30,273	30,273

	Total Investment		30,273	30,273

Summit Energy Services, Inc. (Business Services)	Senior Loan (8.5%, Due 8/13) Subordinated Debt (11.6%, Due 8/13) Common Stock (89,406 shares)	24,239 35,765	24,239 35,596 2,000	23,512 35,596 1,995

	Total Investment		61,835	61,103

Tappan Wire & Cable Inc. (Business Services)	Unitranche Debt (15.0%, Due 8/14) Common Stock (15,000 shares)(12) Warrant(12)	24,100	23,975 2,250 —	23,975 5,810 —

	Total Investment		26,225	29,785

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
The Step2 Company, LLC (Consumer Products)	Unitranche Debt (11.0%, Due 4/12) Equity Interests	$96,041	$95,693 2,483	$95,693 2,987

	Total Investment		98,176	98,680

Tradesmen International, Inc. (Business Services)	Subordinated Debt (12.0%, Due 12/12)	49,124	48,431	48,431

	Total Investment		48,431	48,431

TransAmerican Auto Parts, LLC (Consumer Products)	Subordinated Debt (14.0%, Due 11/12) Equity Interests	24,076	23,907 1,198	23,907 1,014

	Total Investment		25,105	24,921

Trover Solutions, Inc. (Business Services)	Subordinated Debt (12.0%, Due 11/12)	60,000	59,740	59,740

	Total Investment		59,740	59,740

Universal Air Filter Company (Industrial Products)	Subordinated Debt (12.0%, Due 11/12)	14,750	14,688	14,688

	Total Investment		14,688	14,688

Updata Venture Partners II, L.P.(5) (Private Equity Fund)	Limited Partnership Interest		4,465	4,306

	Total Investment		4,465	4,306

Venturehouse-Cibernet
Investors, LLC (Business Services)	Equity Interest		—	54

	Total Investment		—	54

Venturehouse Group, LLC(5) (Private Equity Fund)	Equity Interest		—	613

	Total Investment		—	613

VICORP Restaurants, Inc. (Retail)	Warrants		33	—

	Total Investment		33	—

Walker Investment
Fund II, LLLP(5) (Private Equity Fund)	Limited Partnership Interest		1,330	—

	Total Investment		1,330	—

WMA Equity Corporation and Affiliates
d/b/a Wear Me Apparel (Consumer Products)	Subordinated Debt (13.6%, Due 4/13) Subordinated Debt (9.0%, Due 4/14)(6) Common Stock (100 shares)	125,000 13,033	124,010 13,033 46,046	124,010 13,302 13,726

	Total Investment		183,089	151,038

Webster Capital II, L.P.(5) (Private Equity Fund)	Limited Partnership Interest		897	897

	Total Investment		897	897

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Woodstream Corporation (Consumer Products)	Subordinated Debt (12.0%, Due 2/15) Common Stock (7,500 shares)	$90,000	$89,574 7,500	$89,574 7,482

	Total Investment		97,074	97,056

York Insurance Services Group, Inc. (Business Services)	Subordinated Debt (14.5%, Due 1/14) Common Stock (15,000 shares)	45,141	44,966 1,500	44,966 1,995

	Total Investment		46,466	46,961

Other companies	Other debt investments Other equity investments	159	57 8	62 —

	Total Investment		65	62

Total companies less than 5% owned			$2,994,880	$2,990,732

Total private finance (156 portfolio investments)			$5,043,882	$4,659,321

Commercial Real Estate Finance
(in thousands, except number of loans)

			December 31, 2007
	Stated Interest Rate Ranges	Number of Loans
			Cost	Value
Commercial Mortgage Loans
	Up to 6.99%	3	$20,361	$19,842
	7.00%–8.99%	8	22,768	22,768
	9.00%–10.99%	3	8,372	8,372
	11.00%–12.99%	1	10,456	10,456
	15.00% and above	2	3,970	3,970

Total commercial mortgage loans(13)		17	$65,927	$65,408

Real Estate Owned			$15,272	$21,253

Equity Interests(2)—Companies more than 25% owned			$15,743	$34,539
Guarantees ($6,871)
Standby Letter of Credit ($1,295)
Total commercial real estate finance			$96,942	$121,200

Total portfolio			$5,140,824	$4,780,521

	Yield	Cost	Value
Investments in Money Market and Other Securities
American Beacon Money Market Select FD Fund	4.5%	$126,910	$126,910
American Beacon Money Market Fund	4.8%	40,163	40,163
SEI Daily Income Tr Prime Obligation Money Market Fund	4.9%	34,143	34,143
Columbia Money Market Reserves Fund	4.6%	6	6

Total		$201,222	$201,222

(1)
Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.

(2)
Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.

(3)
Public company.

(4)
Non-U.S. company or principal place of business outside the U.S.

(5)
Non-registered investment company.

(6)
Loan or debt security is on non-accrual status and therefore is considered non-income producing.

(7)
Avborne, Inc. and Avborne Heavy Maintenance, Inc. are affiliated companies.

(8)
Triview Investments, Inc. had a cost basis of $165.4 million and holds investments in Longview Cable & Data, LLC (Broadcasting & Cable) with a value of $7.0 million, Triax Holdings, LLC (Consumer Products) with a value of $62.0 million, and Crescent Hotels & Resorts, LLC and affiliates (Business Services) with a value of $59.4 million, for a total value of $128.4 million.

(10)
The fund is managed by Callidus Capital, a portfolio company of Allied Capital.

(11)
Represents the effective interest yield earned on the cost basis of these preferred equity investments and income notes. The yield is included in interest income from companies less than 5% owned in the consolidated statement of operations.

(12)
Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.

(13)
Commercial mortgage loans totaling $14.3 million at value were on non-accrual status and therefore were considered non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

 ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1.  Organization and Other Matters

        Allied Capital Corporation, a Maryland corporation, is a closed-end, non-diversified management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940 ("1940 Act"). Allied Capital Corporation ("ACC") has a real estate investment trust subsidiary, Allied Capital REIT, Inc. ("Allied REIT"), and several subsidiaries that are single member limited liability companies established for specific purposes including holding real estate properties. ACC also has a subsidiary, A.C. Corporation ("AC Corp"), that generally provides diligence and structuring services, as well as transaction, management, consulting, and other services, including underwriting and arranging senior loans, to the Company, its portfolio companies and its managed funds.

        ACC and its subsidiaries, collectively, are referred to as the "Company." The Company consolidates the results of its subsidiaries for financial reporting purposes.

        Pursuant to Article 6 of Regulation S-X, the financial results of the Company's portfolio investments are not consolidated in the Company's financial statements. Portfolio investments are held for purposes of deriving investment income and future capital gains.

        The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company has primarily invested in debt and equity securities of private companies in a variety of industries.

  Events of Default, Liquidity and Operations

        The Company experienced a significant reduction in its net worth during the second half of 2008, primarily resulting from net unrealized depreciation on its portfolio, which reflects market conditions. As a result, on December 30, 2008, the Company entered into amendments relating to its private notes and revolving line of credit, including amendments which added new covenants. The amendments are more fully described in Note 4 to the consolidated financial statements.

        In January 2009 the Company re-opened discussions with the revolving line of credit lenders (the "Lenders") and the private noteholders (the "Noteholders") to seek relief under certain terms of both the revolving credit facility and the private notes due to a then-expected covenant default. It was subsequently determined that at December 31, 2008 the Company's asset coverage was less than the 200% required by the revolving credit facility and the private notes. Asset coverage generally refers to the percentage resulting from assets less accounts payable and other liabilities, divided by total debt. These discussions are continuing and the Company has expanded the discussions to encompass a more comprehensive restructuring of these debt agreements to provide long-term operational flexibility. As a result of these more comprehensive discussions, the Company has not completed the documents contemplated by the December 30, 2008 amendments to the revolving credit facility and private notes, which were to include a grant of a first lien security interest on substantially all of the Company's assets. Consequently, the administrative agent for the revolving credit facility has notified the Company that an event of default has occurred pursuant to the revolving credit facility. An event of default under the revolving credit facility constitutes an event of default under the private notes.

        Pursuant to the 1940 Act, the Company is not permitted to issue indebtedness unless immediately after such issuance the Company has asset coverage of all outstanding indebtedness of at least 200%. The Company's publicly issued unsecured notes payable require the Company to comply with this provision of the 1940 Act. At December 31, 2008, the Company's asset coverage ratio was 188%, which is less than the 200% requirement. As a result under the publicly issued unsecured notes payable, the Company will not be able to issue indebtedness until such time as its asset coverage returns to at least

200%. The Company has not experienced any default or cross default with respect to the publicly issued unsecured notes payable.

        The existence of an event of default under the revolving credit facility and private notes restricts the Company from borrowing or obtaining letters of credit under its revolving credit facility, and from declaring dividends or other distributions to the Company's shareholders. Pursuant to the terms of the revolving credit facility, during the continuance of an event of default, the applicable spread on any borrowings outstanding and fees on any letters of credit outstanding under the revolving credit facility increase by up to 200 basis points. Pursuant to the terms of the private notes, during the continuance of an event of default, the rate of interest borne by the private notes increases by 200 basis points.

        Neither the Lenders nor the Noteholders have accelerated repayment of the Company's obligations; however, the occurrence of an event of default permits the administrative agent for the Lenders, or the holders of more than 51% of the commitments under the revolving credit facility, to accelerate repayment of all amounts due, to terminate commitments thereunder, and to require the Company to provide cash collateral equal to the face amount of all outstanding letters of credit. Pursuant to the terms of the private notes, the occurrence of an event of default permits the holders of 51% or more of any issue of outstanding private notes to accelerate repayment of all amounts due thereunder.

        The Company's consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company does not have available cash resources sufficient to satisfy all of the obligations under these debt agreements should the lenders accelerate these obligations. These factors raise substantial doubt about the Company's ability to continue as a going concern. The Company continues to seek a comprehensive restructuring of these debt agreements to provide long-term operational flexibility. In addition, the Company continues to sell assets to generate capital to repay debt. There can be no assurance that the Company's plans will be successful in addressing the liquidity uncertainties discussed above. In the event there is an acceleration of the amounts outstanding under the revolving credit facility or any issue of the private notes, it would cause the Company to evaluate other alternatives and would have a material adverse effect on the Company's operations. The accompanying consolidated financial statements do not include any adjustments that might result from these uncertainties.

Note 2.  Summary of Significant Accounting Policies

  Basis of Presentation

        The consolidated financial statements include the accounts of ACC and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 2007 and 2006 balances to conform with the 2008 financial statement presentation.

        The private finance portfolio and the interest and related portfolio income and net realized gains (losses) on the private finance portfolio are presented in three categories: companies more than 25% owned, which represent portfolio companies where the Company directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company or where the Company controls the portfolio company's board of directors and, therefore, are deemed controlled by the Company under the 1940 Act; companies owned 5% to 25%, which represent portfolio companies where the Company directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company or where the Company holds one or more seats on the portfolio company's board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where the Company directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where the Company has no other affiliations with such portfolio company. The interest and related portfolio income and net realized gains (losses) from the commercial real estate finance portfolio and other sources, including investments in money market and other securities, are included in the companies less than 5% owned category on the consolidated statement of operations.

        In the ordinary course of business, the Company enters into transactions with portfolio companies that may be considered related party transactions.

        The Company, as a BDC, has invested in illiquid securities including debt and equity securities of portfolio companies, CLO bonds and preferred shares/income notes, CDO bonds and investment funds. The Company's investments may be subject to certain restrictions on resale and generally have no established trading market. The Company values substantially all of its investments at fair value as determined in good faith by the Board of Directors in accordance with the Company's valuation policy and the provisions of the Investment Company Act of 1940 and FASB Statement No. 157, Fair Value Measurements ("SFAS 157" or the "Statement"). The Company determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. The Company's valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests and that fair value for its investments must typically be determined using unobservable inputs. The Company's valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio.

        The Company adopted SFAS 157 on a prospective basis in the first quarter of 2008. SFAS 157 requires the Company to assume that the portfolio investment is to be sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with the Statement, the Company has considered its principal market, or the market in which the Company exits its portfolio investments with the greatest volume and level of activity.

        The Company has determined that for its buyout investments, where the Company has control or could gain control through an option or warrant security, both the debt and equity securities of the portfolio investment would exit in the merger and acquisition ("M&A") market as the principal market generally through a sale or recapitalization of the portfolio company. The Company believes that the in-use premise of value (as defined in SFAS 157), which assumes the debt and equity securities are sold together, is appropriate as this would provide maximum proceeds to the seller. As a result, the Company will continue to use the enterprise value methodology to determine the fair value of these investments under SFAS 157. Enterprise value means the entire value of the company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. Enterprise value is determined using various factors, including cash flow from operations of the portfolio company, multiples at which private companies are bought and sold, and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company's equity securities, liquidation events, or other events. The Company allocates the enterprise value to these securities in order of the legal priority of the securities.

        While the Company typically exits its securities upon the sale or recapitalization of the portfolio company in the M&A market, for investments in portfolio companies where the Company does not have control or the ability to gain control through an option or warrant security, the Company cannot typically control the exit of its investment into its principal market (the M&A market). As a result, in accordance with SFAS 157, the Company is required to determine the fair value of these investments assuming a sale of the individual investment (the in-exchange premise of value) in a hypothetical market to a hypothetical market participant. The Company continues to perform an enterprise value analysis for the investments in this category to assess the credit risk of the loan or debt security and to determine the fair value of its equity investment in these portfolio companies. The determined equity values are generally discounted when the Company has a minority ownership position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors, which the Company believes would lead a market participant to discount such securities. For loan and debt securities, the Company performs a yield analysis assuming a hypothetical current sale of the investment. The yield analysis requires the Company to estimate the expected repayment date of the instrument and a market participant's required yield. The Company's estimate of the expected repayment date of a loan or debt security is generally shorter than the legal maturity of the instruments as the Company's loans have historically been repaid prior to the maturity date. The yield analysis considers changes in interest rates and changes in leverage levels of the loan or debt security as compared to the Company's estimates of market interest rates and leverage levels at the balance sheet date. Assuming the credit quality of the loan or debt security remains stable, the Company will use the value determined by the yield analysis as the fair value for that security. A change in the assumptions that the Company uses to estimate the fair value of its loans and debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or a loan or debt security is in workout status, the Company may consider other factors in determining the fair value of a loan or debt security, including the value attributable to the loan or debt security from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis.

        The Company's equity investments in private debt and equity funds are generally valued at such fund's net asset value, unless other factors lead to a determination of fair value at a different amount. The value of the Company's equity securities in public companies for which quoted prices in an active market are readily available is based on the closing public market price on the measurement date.

        The fair value of the Company's CLO bonds and preferred shares/income notes and CDO bonds ("CLO/CDO Assets") is generally based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar bonds and preferred shares/ income notes, when available. The Company recognizes unrealized appreciation or depreciation on its CLO/CDO Assets as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment, re-investment or loss assumptions in the underlying collateral pool, or changes in redemption assumptions for the CLO/CDO Assets, if applicable. The Company determines the fair value of its CLO/CDO Assets on an individual security-by-security basis.

        The Company will record unrealized depreciation on investments when it determines that the fair value of a security is less than its cost basis, and will record unrealized appreciation when it determines that the fair value is greater than its cost basis. Because of the inherent uncertainty of valuation, the values determined at the measurement date may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the values determined at the measurement date.

  Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

        Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. Net change in unrealized appreciation or depreciation also reflects the change in the value of U.S. Treasury bills, when applicable, and depreciation on accrued interest and dividends receivable and other assets where collection is doubtful.

  Interest and Dividend Income

        Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, the Company will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. In general, interest is not accrued on loans and debt securities if the Company has doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. Loans in workout status generally do not accrue interest. In addition, interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by the Company depending on such company's capital requirements.

        When the Company receives nominal cost warrants or free equity securities ("nominal cost equity"), the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using a method that approximates the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized original issue discount or market discount is recorded as a realized gain.

        The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

        The Company recognizes interest income on the CLO preferred shares/income notes using the effective interest method, based on the anticipated yield that is determined using the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the preferred shares/income notes from the date the estimated yield was changed. CLO and CDO bonds have stated interest rates. The weighted average yield on the CLO/CDO Assets is calculated as the (a) annual stated interest or the effective interest yield on the accruing bonds or the effective yield on the preferred shares/income notes, divided by (b) CLO/CDO Assets at value. The weighted average yields are computed as of the balance sheet date.

        Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are expected to be collected and to the extent that the Company has the option to receive the dividend in cash. Dividend income on common equity securities is recorded on the record date for private companies or on the ex-dividend date for publicly traded companies.

  Fee Income

        Fee income includes fees for loan prepayment premiums, guarantees, commitments, and services rendered by the Company to portfolio companies and other third parties such as diligence, structuring, transaction services, management and consulting services, and other services. Loan prepayment premiums are recognized at the time of prepayment. Guaranty and commitment fees are generally recognized as income over the related period of the guaranty or commitment, respectively. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management, consulting and other services fees are generally recognized as income as the services are rendered. Fees are not accrued if the Company has doubt about the collection of those fees.

  Guarantees

        Guarantees meeting the characteristics described in FASB Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others and issued or modified after December 31, 2002, are recognized at fair value at inception. Guarantees made on behalf of portfolio companies are considered in determining the fair value of the Company's investments. See Note 5.

  Financing Costs

        Debt financing costs are based on actual costs incurred in obtaining debt financing and are deferred and amortized as part of interest expense over the term of the related debt instrument using a method that approximates the effective interest method. Costs associated with the issuance of common stock are recorded as a reduction to the proceeds from the sale of common stock. Financing costs generally include underwriting, accounting and legal fees, and printing costs.

  Dividends to Shareholders

        Dividends to shareholders are recorded on the ex-dividend date.

  Stock Compensation Plans

        The Company has a stock-based employee compensation plan. See Note 9. Effective January 1, 2006, the Company adopted the provisions of FASB Statement No. 123 (Revised 2004), Share-Based Payment ("SFAS 123R"). SFAS 123R was adopted using the modified prospective method of application, which required the Company to recognize compensation costs on a prospective basis beginning January 1, 2006. Accordingly, the Company did not restate prior year financial statements. Under this method, the unamortized cost of previously awarded options that were unvested as of January 1, 2006, is recognized over the remaining service period in the statement of operations, using the fair value amounts determined for pro forma disclosure under SFAS 123R. With respect to options granted on or after January 1, 2006, compensation cost based on estimated grant date fair value is recognized over the related service period in the consolidated statement of operations. The stock option expense for the years ended December 31, 2008, 2007 and 2006, was as follows:

($ in millions, except per share amounts)	2008	2007	2006
Employee Stock Option Expense:
Options granted:
Previously awarded, unvested options as of January 1, 2006	$3.9	$10.1	$13.2
Options granted on or after January 1, 2006	7.9	10.7	2.4

Total options granted	11.8	20.8	15.6
Options cancelled in connection with tender offer (see Note 9)	—	14.4	—

Total employee stock option expense	$11.8	$35.2	$15.6

Per basic share	$0.07	$0.23	$0.11
Per diluted share	$0.07	$0.23	$0.11

        In addition to the employee stock option expense for options granted, administrative expense included $0.1 million, $0.2 million, and $0.2 million of expense for each of the years ended December 31, 2008, 2007 and 2006, respectively, related to options granted to directors during each year. Options were granted to non-officer directors in the second quarters of 2008, 2007 and 2006. Options granted to non-officer directors vest on the grant date and therefore, the full expense is recorded on the grant date.

        Options Granted.    The stock option expense shown in the tables above were based on the underlying value of the options granted by the Company. The fair value of each option grant was estimated on the date of grant using the Black-Scholes option pricing model and expensed over the vesting period. The following weighted average assumptions were used to calculate the fair value of options granted during the years ended December 31, 2008, 2007, and 2006:

	2008	2007	2006
Expected term (in years)	5.0	5.0	5.0
Risk-free interest rate	2.8%	4.6%	4.8%
Expected volatility	27.8%	26.4%	29.1%
Dividend yield	8.5%	8.9%	9.0%
Weighted average fair value per option	$2.18	$2.96	$3.47

        The expected term of the options granted represents the period of time that such options are expected to be outstanding. To determine the expected term of the options, the Company used historical data to estimate option exercise time frames, including considering employee terminations. The risk free rate was based on the U.S. Treasury bond yield curve at the date of grant consistent with the expected term. Expected volatilities were determined based on the historical volatility of the Company's common stock over a historical time period consistent with the expected term. The dividend yield was determined based on the Company's historical dividend yield over a historical time period consistent with the expected term.

        To determine the stock options expense for options granted, the calculated fair value of the options granted is applied to the options granted, net of assumed future option forfeitures. The Company estimates that the employee-related stock option expense for outstanding unvested options as of December 31, 2008, will be approximately $3.5 million, $3.9 million and $3.7 million for the years ended December 31, 2009, 2010 and 2011, respectively. This estimate does not include any expense related to stock option grants after December 31, 2008, as the fair value of those stock options will be determined at the time of grant. This estimate may change if the Company's assumptions related to future option forfeitures change. The aggregate total stock option expense remaining as of December 31, 2008, is expected to be recognized over an estimated weighted-average period of 1.53 years.

        Options Cancelled in Connection with Tender Offer.    As discussed in Note 9, the Company completed a tender offer in July 2007, whereby the Company accepted for cancellation 10.3 million vested options held by employees and non-officer directors of the Company in exchange for an option cancellation payment ("OCP"). The OCP was equal to the "in-the-money" value of the stock options cancelled, determined using the Weighted Average Market Price of $31.75, and was paid one-half in cash and one-half in unregistered shares of the Company's common stock. In accordance with the terms of the tender offer, the Weighted Average Market Price represented the volume weighted average price of the Company's common stock over the fifteen trading days preceding the first day of the offer period, or June 20, 2007. Because the Weighted Average Market Price at the commencement of the tender offer on June 20, 2007, was higher than the market price of the Company's common stock at the close of the offer on July 18, 2007, SFAS 123R required the Company to record a non-cash employee-related stock option expense of $14.4 million and administrative expense related to stock options cancelled that were held by non-officer directors of $0.4 million. The same amounts were recorded as an increase to additional paid-in capital and, therefore, had no effect on the Company's net asset value. The portion of the OCP paid in cash of $52.8 million reduced the Company's additional paid-in capital and therefore reduced the Company's net asset value. For income tax purposes, the Company's tax deduction resulting from the OCP will be similar to the tax deduction that would have resulted from an exercise of stock options in the market. Any tax deduction for the Company resulting from the OCP or an exercise of stock options in the market is limited by Section 162(m) of the Internal Revenue Code ("Code").

  Federal and State Income Taxes and Excise Tax

        The Company has complied with the requirements of the Code that are applicable to regulated investment companies ("RIC") and real estate investment trusts ("REIT"). ACC and any subsidiaries that qualify as a RIC or a REIT intend to distribute or retain through a deemed distribution all of their annual taxable income to shareholders; therefore, the Company has made no provision for income taxes exclusive of excise taxes for these entities.

        If the Company does not distribute at least 98% of its annual taxable income in the year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of the Company's annual taxable income exceeds the distributions from such taxable income during the year earned. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

        Income taxes for AC Corp are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

  Per Share Information

        Basic earnings per common share is calculated using the weighted average number of common shares outstanding for the year presented. Diluted earnings per common share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Earnings per share is computed after subtracting dividends on preferred shares, if any.

  Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

        The consolidated financial statements include portfolio investments at value of $3.5 billion and $4.8 billion at December 31, 2008 and 2007, respectively. At December 31, 2008 and 2007, 94% and 92%, respectively, of the Company's total assets represented portfolio investments whose fair values have been determined by the Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the Board of Directors' determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

  Recent Accounting Pronouncements

        In June 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. This interpretation is effective for fiscal years beginning after December 15, 2006. The adoption of this interpretation did not have a significant effect on the Company's consolidated financial position or its results of operations.

        In September 2006, the FASB issued Statement No. 157, Fair Value Measurements. This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company has adopted this statement on a prospective basis beginning in the quarter ending March 31, 2008. The initial adoption of this statement did not have a material effect on the Company's consolidated financial statements.

        In February 2007, the FASB issued Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—Including an Amendment of FASB Statement No. 115. This statement permits an entity to choose to measure many financial instruments and certain other items at fair value. This statement applies to all reporting entities, and contains financial statement presentation and disclosure requirements for assets and liabilities reported at fair value as a consequence of the election. This statement is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company did not elect fair value measurement for assets or liabilities other than portfolio investments, which were already required to be measured at fair value, therefore, the adoption of this statement did not impact the Company's consolidated financial position or its results of operations.

        In October 2008, the FASB issued FASB Staff Position No. 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active. This FSP applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements in accordance with Statement 157. This FSP clarifies the application of Statement 157 in a market that is not active and provides an example to illustrate key considerations in determining the fair value. The Company has applied the provisions of this FSP in determining the fair value of its portfolio investments at December 31, 2008. The application of the FSP did not have a material impact on the Company's consolidated financial position or its results of operations.

Note 3.  Portfolio

  Private Finance

        At December 31, 2008 and 2007, the private finance portfolio consisted of the following:

	2008			2007
($ in millions)	Cost	Value	Yield(1)	Cost	Value	Yield(1)
Loans and debt securities:
Senior loans	$556.9	$306.3	5.6%	$374.1	$344.3	7.7%
Unitranche debt(2)	527.5	456.4	12.0%	659.2	653.9	11.5%
Subordinated debt(3)	2,300.1	1,829.1	12.9%	2,576.4	2,416.4	12.8%

Total loans and debt securities(4)	3,384.5	2,591.8	11.9%	3,609.7	3,414.6	12.1%
Equity securities:
Preferred shares/income notes of CLOs(5)	248.2	179.2	16.4%	218.3	203.0	14.6%
Subordinated certificates in Unitranche Fund LLC(5)	125.4	125.4	12.0%	0.7	0.7	12.4%
Other equity securities	1,119.3	502.7		1,215.2	1,041.0

Total equity securities	1,492.9	807.3		1,434.2	1,244.7

Total	$4,877.4	$3,399.1		$5,043.9	$4,659.3

(1)
The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. At December 31, 2007, the cost and value of subordinated debt included the Class A equity interests in Ciena Capital LLC, which were placed on non-accrual status during the fourth quarter of 2006. At December 31, 2008, senior loans included the senior secured loan to Ciena totaling $319.0 million at cost and $104.9 million at value, which was placed on non-accrual on the purchase date.

  The weighted average yield on the preferred shares/income notes of CLOs is calculated as the (a) effective interest yield on the preferred shares/income notes of CLOs, divided by (b) total preferred shares/income notes of CLOs at value. The weighted average yields are computed as of the balance sheet date. The effective interest yield on the CLO assets represents the yield used for recording interest income. The market yield used in the valuation of the CLO assets may be different than the interest yields.

  The weighted average yield on the subordinated certificates in the Unitranche Fund LLC is computed as the (a) annual stated interest divided by (b) total investment at value.

(2)
Unitranche debt is an investment that combines both senior and subordinated financing, generally in a first lien position.

(3)
Subordinated debt includes bonds in CLOs and in a CDO.

(4)
The total principal balance outstanding on loans and debt securities was $3,418.0 million and $3,639.6 million at December 31, 2008 and 2007, respectively. The difference between principal and cost primarily represents unamortized loan origination fees and costs, original issue discounts, and market discounts totaling $33.5 million and $29.9 million at December 31, 2008 and 2007, respectively.

(5)
Investments in the preferred shares/income notes of CLOs and the subordinated certificates in Unitranche Fund LLC earn a current return that is included in interest income in the accompanying consolidated statement of operations.

        The Company's private finance investment activity principally involves providing financing through privately negotiated debt and equity investments. The Company's private finance debt and equity investments generally are issued by private companies and generally are illiquid and may be subject to certain restrictions on resale.

        The Company's private finance debt investments generally are structured as loans and debt securities that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, or warrants or options to purchase a portion of the portfolio company's equity at a pre-determined strike price, which generally is a nominal price for warrants or options in a private company. The annual stated interest rate is only one factor in pricing the investment relative to the Company's rights and priority in the portfolio company's capital structure, and will vary depending on many factors, including if the Company has received nominal cost equity or other components of investment return, such as loan origination fees or market discount. The stated interest rate may include some component of contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity.

        At December 31, 2008 and 2007, 85% and 86%, respectively of the private finance loans and debt securities had a fixed rate of interest and 15% and 14%, respectively, had a floating rate of interest. Senior loans may carry a fixed rate of interest or a floating rate of interest, set as a spread over prime or LIBOR, and may require payments of both principal and interest throughout the life of the loan. Senior loans generally have contractual maturities of three to six years and interest is generally paid to the Company monthly or quarterly. Unitranche debt generally carries a fixed rate of interest. Unitranche debt generally requires payments of both principal and interest throughout the life of the loan. Unitranche debt generally has contractual maturities of five to six years and interest generally is paid to the Company quarterly. Subordinated debt generally carries a fixed rate of interest generally with contractual maturities of five to ten years and generally has interest-only payments in the early years and payments of both principal and interest in the later years, although maturities and principal amortization schedules may vary. Interest on subordinated debt generally is paid to the Company quarterly.

        Equity securities primarily consist of securities issued by private companies and may be subject to certain restrictions on their resale and are generally illiquid. The Company may make equity investments for minority stakes in portfolio companies or may receive equity features, such as nominal cost warrants. The Company also may invest in the equity (preferred and/or voting or non-voting common) of a portfolio company where the Company's equity ownership may represent a significant portion of the equity, but may or may not represent a controlling interest. If the Company invests in non-voting equity in a buyout investment, the Company generally has the option to acquire a controlling stake in the voting securities of the portfolio company at fair market value. The Company may incur costs associated with making buyout investments that will be included in the cost basis of the Company's equity investment. These include costs such as legal, accounting and other professional fees associated with diligence, referral and investment banking fees, and other costs. Equity securities generally do not produce a current return, but are held with the potential for investment appreciation and ultimate gain on sale.

        Ciena Capital LLC.    Ciena Capital LLC (f/k/a Business Loan Express, LLC) ("Ciena") has provided loans to commercial real estate owners and operators. Ciena has been a participant in the Small Business Administration's 7(a) Guaranteed Loan Program and its wholly-owned subsidiary is licensed by the SBA as a Small Business Lending Company ("SBLC"). Ciena is headquartered in New York, NY.

        At December 31, 2008 and 2007, the Company's investment in Ciena was as follows:

	2008		2007
($ in millions)	Cost	Value	Cost	Value
Senior Loan	$319.0	$104.9	$—	$—
Class A Equity Interests	—	—	99.0	68.6
Class B Equity Interests(1)	119.5	—	119.5	—
Class C Equity Interests(1)	109.3	—	109.3	—

Total	$547.8	$104.9	$327.8	$68.6

(1)
At December 31, 2008 and 2007, the Company held 100% of the Class B equity interests and 94.9% of the Class C equity interests.

        At December 31, 2008 and 2007, other assets includes amounts receivable from or related to Ciena totaling $15.4 million and $5.4 million at cost and $2.1 million and $5.4 million at value, respectively. During the fourth quarter of 2008, the Company sold its Class A Equity Interests in Ciena for nominal consideration to affiliates of AllBridge Financial, LLC, and realized a loss of $98.9 million. Net change in unrealized appreciation or depreciation for the year ended December 31, 2008, included a decrease in the Company's investment in Ciena totaling $296.0 million and the reversal of unrealized depreciation of $99.0 million associated with the realized loss on the sale of the Company's Class A equity interests. Net change in unrealized appreciation or depreciation included a net decrease in the Company's investment in Ciena of $174.5 million and $142.3 million for the years ended December 31, 2007 and 2006, respectively.

        In addition, at December 31, 2008, the Company had standby letters of credit issued under the Company's line of credit of $102.6 million in connection with term securitization transactions completed by Ciena. Due to the economic environment, the term securitizations have experienced increasing defaults and the financial institution that has issued these letters of credit has experienced a ratings downgrade; therefore, some of these letters of credit may be drawn beginning in 2009. Because the Company's asset coverage ratio is currently less than 200%, an event of default has occurred under the Company's line of credit and the Company may need to fund these letter of credit draws with cash in lieu of a borrowing under the Company's line of credit. The Company has considered any funding under the letters of credit in the valuation of Ciena at December 31, 2008.

        Ciena has continued to experience significant deterioration in the value of its assets primarily as a result of an increase in borrower defaults in the current economic environment and decreasing values for financial assets. On September 30, 2008, Ciena voluntarily filed for bankruptcy protection under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court"). Ciena continues to operate its servicing business and manage its assets as a "debtor-in-possession" under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Court. Ciena believes that by filing for bankruptcy protection it will be able to proceed with an orderly sale of its assets over time in more favorable market conditions in the future and thereby maximize the value of its assets and reduce costs in order to repay its debts.

        As a result of Ciena's decision to file for bankruptcy protection, the Company's unconditional guaranty of the obligations outstanding under Ciena's revolving credit facility became due, and the Company, in lieu of paying under its guaranty, purchased the positions of the senior lenders under Ciena's revolving credit facility except for a $5 million position held by Citibank, N.A. The Company paid $325.4 million to fund the purchase, which included $319.0 million of principal, $1.4 million of interest, and $5.0 million of other payments related to the revolving credit facility and the bankruptcy. As of December 31, 2008, the senior secured loan had a cost basis of $319.0 million and a value of

$104.9 million. The Company continues to guarantee the remaining principal balance of $5 million, plus related interest, fees and expenses payable to Citibank. In connection with the Company's continuing guaranty of the amounts held by Citibank, the Company has agreed with Citibank that the amounts owing to Citibank under the Ciena revolving credit facility will be paid before any of the secured obligations of Ciena now owed to the Company.

        Total interest and related portfolio income earned from the Company's investment in Ciena for the years ended December 31, 2008, 2007, and 2006, was as follows:

($ in millions)	2008	2007	2006
Interest income on subordinated debt and Class A equity interests(1)	$—	$—	$11.9
Fees and other income	—	5.4	7.8

Total interest and related portfolio income	$—	$5.4	$19.7

(1)
Interest and dividend income from Ciena for the years ended December 31, 2006, included interest and dividend income of $5.7 million, which was paid in kind. The interest and dividends paid in kind were paid to the Company through the issuance of additional debt or equity interests.

        In the fourth quarter of 2006, the Company placed its investment in Ciena's 25% Class A equity interests on non-accrual status. As a result, there was no interest income from the Company's investment in Ciena for the years ended December 31, 2007, and 2008. In consideration for providing a guaranty on Ciena's revolving credit facility and standby letters of credit, the Company earned fees of $5.4 million and $6.1 million for the years ended December 31, 2007 and 2006, respectively, which were included in fees and other income. Ciena has not yet paid the $5.4 million in such fees earned by the Company in 2007, and at December 31, 2008, and 2007, such fees were included as a receivable in other assets with a carrying amount net of depreciation of zero and $5.4 million, respectively. The Company considered these outstanding receivables in its valuation of Ciena at December 31, 2008 and 2007. The remaining fees and other income in 2006 relate to management fees from Ciena. The Company did not accrue the fees earned from Ciena for providing the guaranty and standby letters of credit for the nine months ended September 30, 2008. Subsequent to September 30, 2008, the Company will not earn any fees from Ciena for continuing to provide the guaranty or letters of credit.

        At December 31, 2008, Ciena had two non-recourse securitization warehouse facilities, both of which have matured. In order to pay down debt under the conventional loan warehouse facility, Ciena is in the process of selling loans on behalf of the conventional loan warehouse facility providers. Ciena is also working with the providers of the SBA loan warehouse facility with regard to the repayment of that facility. The Company has issued performance guaranties whereby the Company agreed to indemnify the warehouse providers for any damages, losses, liabilities and related costs and expenses that they may incur as a result of Ciena's failure to perform any of its obligations as loan originator, loan seller or loan servicer under the warehouse securitizations.

        The Office of the Inspector General of the SBA (OIG) and the United States Secret Service are conducting ongoing investigations of allegedly fraudulently obtained SBA-guaranteed loans issued by Ciena. Specifically, on or about January 9, 2007, Ciena became aware of an indictment captioned as the United States v. Harrington, No. 2:06-CR-20662 pending in the United States District Court for the Eastern District of Michigan. The indictment alleged that a former Ciena employee in the Detroit office engaged in the fraudulent origination of loans guaranteed, in substantial part, by the SBA. The Company understands that Ciena is working cooperatively with the U.S. Attorney's Office and the investigating agencies with respect to this matter. On October 1, 2007, the former Ciena employee pled guilty to one count of conspiracy to fraudulently originate SBA-guaranteed loans and one count of making a false statement before a grand jury. The former Ciena employee was sentenced on

November 13, 2008 to ten years imprisonment and was ordered to pay restitution of $30 million to Ciena, $2.9 million to a commercial bank, and $800,000 to the SBA.

        On March 6, 2007, Ciena entered into an agreement with the SBA. According to the agreement, Ciena would remain a preferred lender in the SBA 7(a) Guaranteed Loan Program and would retain the ability to sell loans into the secondary market. As part of this agreement, Ciena immediately paid approximately $10 million to the SBA to cover amounts paid by the SBA with respect to some of the SBA-guaranteed loans that have been the subject of the charges by the U.S. Attorney's Office for the Eastern District of Michigan against Mr. Harrington. The agreement provided that, during its term, an independent third party selected by the SBA would review loans originated by Ciena before they could be sold into the secondary market and would review defaulted loans repurchased from the secondary market by Ciena before the SBA would reimburse Ciena. The March 6 agreement has expired. Ciena also entered into an escrow agreement with the SBA pursuant to which Ciena deposited $10 million with the escrow agent for any additional payments Ciena may be obligated to pay to the SBA in the future under the agreement.

        Ciena is also subject to other SBA and OIG audits, investigations, and reviews. In addition, the Office of the Inspector General of the U.S. Department of Agriculture is conducting an investigation of Ciena's lending practices under the Business and Industry Loan (B&I) program. The OIG and the U.S. Department of Justice are also conducting a civil investigation of Ciena's lending practices in various jurisdictions. The Company is unable to predict the outcome of these inquiries, and it is possible that third parties could try to seek to impose liability against the Company in connection with certain defaulted loans in Ciena's portfolio. These investigations, audits and reviews are ongoing.

        On or about January 16, 2007, Ciena and its subsidiary Business Loan Center LLC ("BLC") became aware of a lawsuit titled, United States, ex rel James R. Brickman and Greenlight Capital, Inc. v. Business Loan Express LLC f/k/a Business Loan Express, Inc.; Business Loan Center LLC f/k/a Business Loan Center, Inc.; Robert Tannenhauser; Matthew McGee; and George Harrigan, 05-CV-3147 (JEC). The complaint includes allegations arising under the False Claims Act and relating to alleged fraud in connection with SBA guarantees on shrimp vessel loans. On December 18, 2007, the United States District Court for the Northern District of Georgia dismissed all claims in this matter. The plaintiffs appealed the dismissal. Ciena's bankruptcy filing automatically stayed the appeal; however, pursuant to Ciena's request, the Court lifted the automatic stay to permit the appeal to proceed. Oral arguments took place on February 3, 2009 before the U.S. Court of Appeals for the 11th Circuit and the District Court's decision dismissing all claims by the 11th Circuit was affirmed on February 5, 2009. On February 23, 2009, the plaintiff/appellant filed a Petition for Rehearing En Banc, which is now pending.

        These investigations, audits, reviews, and litigation have had and may continue to have a material adverse impact on Ciena and, as a result, could continue to negatively affect the Company's financial results. The Company has considered Ciena's voluntary filing for bankruptcy protection, current regulatory issues, ongoing investigations, and litigation in performing the valuation of Ciena at December 31, 2008.

        Mercury Air Centers, Inc.    In April 2004, the Company completed the purchase of a majority ownership in Mercury Air Centers,  Inc. ("Mercury"). At December 31, 2006, the Company's investment in Mercury totaled $84.3 million at cost and $244.2 million at value, which included unrealized appreciation of $159.9 million. In August 2007, the Company completed the sale of its majority equity interest in Mercury. For the year ended December 31, 2007, the Company realized a gain of $262.4 million, subject to post-closing adjustments. For the year ended December 31, 2008, we realized an additional gain of $6.0 million resulting from these post-closing adjustments. In addition, the Company was repaid approximately $51 million of subordinated debt outstanding to Mercury at closing.

        Mercury owned and operated fixed base operations generally under long-term leases from local airport authorities, which consisted of terminal and hangar complexes that serviced the needs of the general aviation community. Mercury was headquartered in Richmond Heights, OH.

        Total interest and related portfolio income earned from the Company's investment in Mercury for the years ended December 31, 2007, and 2006, was as follows:

($ in millions)	2007	2006
Interest income	$5.1	$9.3
Fees and other income	0.2	0.6

Total interest and related portfolio income	$5.3	$9.9

        Net change in unrealized appreciation or depreciation for the year ended December 31, 2007, included an increase in unrealized appreciation totaling $74.9 million for the first half of 2007 and the reversal of $234.8 million associated with the sale of the Company's majority equity interest in the third quarter of 2007. Net change in unrealized appreciation or depreciation for the year ended December 31, 2006, included an increase in unrealized appreciation of $106.1 million related to the Company's investment in Mercury.

        Advantage Sales and Marketing, Inc.    In June 2004, the Company completed the purchase of a majority voting ownership in Advantage Sales and Marketing, Inc. ("Advantage"). At December 31, 2005, the Company's investment in Advantage totaled $257.7 million at cost and $660.4 million at value, which included unrealized appreciation of $402.7 million. Advantage is a sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry. Advantage has offices across the United States and is headquartered in Irvine, CA.

        On March 29, 2006, the Company sold its majority equity interest in Advantage. The Company was repaid its $184 million in subordinated debt outstanding at closing. For the year ended December 31, 2006, the Company realized a gain on the sale of its equity investment of $434.4 million, subject to post-closing adjustments and excluding any earn-out amounts. The Company realized additional gains in 2008 and 2007 resulting from post-closing adjustments and an earn-out payment totaling $1.9 million and $3.4 million, respectively, subject to additional post-closing adjustments.

        As consideration for the common stock sold in the transaction, the Company received a $150 million subordinated note, with the balance of the consideration paid in cash. In addition, a portion of the Company's cash proceeds from the sale of the common stock were placed in escrow, subject to certain holdback provisions. At December 31, 2008, the amount of the escrow included in other assets in the accompanying consolidated balance sheet was approximately $23.3 million. For tax purposes, the receipt of the $150 million subordinated note as part of the Company's consideration for the common stock sold and the hold back of certain proceeds in escrow generally will allow the Company, through installment treatment, to defer the recognition of taxable income for a portion of the Company's realized gain until the note or other amounts are collected.

        Total interest and related portfolio income earned from the Company's investment in Advantage while the Company held a majority equity interest was $14.1 million (which included a prepayment premium of $5.0 million) for the year ended December 31, 2006. In addition, the Company earned structuring fees of $2.3 million on its new $150 million subordinated debt investment in Advantage upon the closing of the sale in 2006. Net change in unrealized appreciation or depreciation for the year ended December 31, 2006, included the reversal of $389.7 million of previously recorded unrealized appreciation associated with the realization of a gain on the sale of the Company's majority equity interest in Advantage.

        In connection with the sale transaction, the Company retained an equity investment in the business valued at $15 million at closing. During the fourth quarter of 2006, Advantage made a distribution on this minority equity investment, which resulted in a realized gain of $4.8 million.

        The Company's investment in Advantage at December 31, 2008, which was composed of subordinated debt and a minority equity interest, totaled $158.1 million at cost and $140.0 million at value which included unrealized depreciation of $18.1 million. This investment was included in companies 5% to 25% owned in the consolidated financial statements as the Company continues to hold a seat on Advantage's board of directors.

        Collateralized Loan Obligations ("CLOs") and Collateralized Debt Obligations ("CDOs").    At December 31, 2008 and 2007, the Company owned bonds and preferred shares/income notes in CLOs and bonds in a CDO as follows:

	2008			2007
($ in millions)	Cost	Value	Yield(1)	Cost	Value	Yield(1)
Bonds(2):
Callidus Debt Partners CDO Fund I, Ltd.	$28.4	$10.1	39.4%	$28.4	$28.5	14.0%
Callidus Debt Partners CLO Fund IV, Ltd.	2.0	1.4	26.9%	—	—
Callidus Debt Partners CLO Fund VI, Ltd.	7.1	3.9	26.1%	4.3	4.3	13.4%
Callidus MAPS CLO Fund I LLC	17.0	9.8	12.2%	17.0	16.1	11.0%
Callidus MAPS CLO Fund II LLC	3.6	3.0	30.2%	—	—
Dryden XVIII Leveraged Loan 2007 Limited	7.7	4.5	20.5%	7.4	7.4	12.7%
Knightsbridge CLO 2007-1 Ltd.(3)	18.7	14.9	17.4%	22.0	22.0	14.1%
Knightsbridge CLO 2008-1 Ltd.(3)	31.4	31.4	10.2%	—	—
Pangaea CLO 2007-1 Ltd.	11.8	7.1	25.0%	11.6	11.6	13.9%

Total bonds	127.7	86.1	18.5%	90.7	89.9	13.3%
Preferred Shares/Income Notes:
Callidus Debt Partners CLO Fund III, Ltd.	20.1	5.4	—%	21.8	20.0	14.1%
Callidus Debt Partners CLO Fund IV, Ltd.	14.6	10.6	18.1%	12.3	11.3	16.1%
Callidus Debt Partners CLO Fund V, Ltd.	13.4	10.3	21.3%	14.0	14.7	19.3%
Callidus Debt Partners CLO Fund VI, Ltd.	28.3	23.1	21.8%	27.0	27.0	19.3%
Callidus Debt Partners CLO Fund VII, Ltd.	24.0	15.4	17.9%	22.1	22.1	16.6%
Callidus MAPS CLO Fund I LLC	45.1	27.8	6.5%	49.3	36.1	7.6%
Callidus MAPS CLO Fund II, Ltd.	18.4	12.6	19.3%	18.7	18.7	14.7%
Dryden XVIII Leveraged Loan 2007 Limited	22.1	17.5	20.2%	21.9	21.9	14.2%
Knightsbridge CLO 2007-1 Ltd.(3)	40.9	35.2	17.4%	31.2	31.2	15.2%
Knightsbridge CLO 2008-1 Ltd.(3)	21.3	21.3	16.6%	—	—
Total preferred shares/income notes	248.2	179.2	16.4%	218.3	203.0	14.6%

Total	$375.9	$265.3		$309.0	$292.9

(1)
The weighted average yield is calculated as the (a) annual stated interest or the effective interest yield on the accruing bonds or the effective interest yield on the preferred shares/income notes, divided by (b) CLO and CDO assets at value. The yield on these debt and equity securities is included in interest income in the accompanying consolidated statement of operations.

  The market yield used in the valuation of the CLO and CDO assets may be different than the interest yields shown above.

(2)
These securities are included in private finance subordinated debt.

(3)
These funds are managed by the Company through a wholly-owned subsidiary.

        The initial yields on the cost basis of the CLO preferred shares and income notes are based on the estimated future cash flows expected to be paid to these CLO classes from the underlying collateral assets. As each CLO preferred share or income note ages, the estimated future cash flows are updated based on the estimated performance of the underlying collateral assets, and the respective yield on the cost basis is adjusted as necessary. As future cash flows are subject to uncertainties and contingencies that are difficult to predict and are subject to future events that may alter current assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.

        The bonds, preferred shares and income notes of the CLOs and CDO in which the Company has invested are junior in priority for payment of interest and principal to the more senior notes issued by the CLOs and CDO. Cash flow from the underlying collateral assets in the CLOs and CDO generally is allocated first to the senior bonds in order of priority, then any remaining cash flow generally is distributed to the preferred shareholders and income note holders. To the extent there are ratings downgrades, defaults and unrecoverable losses on the underlying collateral assets that result in reduced cash flows, the preferred shares/income notes will bear this loss first and then the subordinated bonds would bear any loss after the preferred shares/income notes. At both December 31, 2008 and 2007, the face value of the CLO and CDO assets held by the Company was subordinate to as much as 94% of the face value of the securities outstanding in these CLOs and CDO.

        At December 31, 2008 and 2007, based on information provided by the collateral managers, the underlying collateral assets of these CLO and CDO issuances, consisting primarily of senior corporate loans, were issued by 658 issuers and 671 issuers, respectively, and had principal balances as follows:

($ in millions)	2008	2007
Bonds	$268.3	$288.5
Syndicated loans	4,477.3	4,122.7
Cash(1)	89.6	104.4

Total underlying collateral assets(2)	$4,835.2	$4,515.6

(1)
Includes undrawn liability amounts.

(2)
At December 31, 2008 and 2007, the total face value of defaulted obligations was $95.0 million and $18.4 million, respectively, or approximately 2.0% and 0.4% respectively, of the total underlying collateral assets.

        Loans and Debt Securities on Non-Accrual Status.    At December 31, 2008 and 2007, private finance loans and debt securities at value not accruing interest were as follows:

($ in millions)	2008	2007
Loans and debt securities in workout status
Companies more than 25% owned	$136.8	$114.1
Companies 5% to 25% owned	—	11.7
Companies less than 5% owned	74.6	23.8
Loans and debt securities not in workout status
Companies more than 25% owned	39.3	21.4
Companies 5% to 25% owned	—	13.4
Companies less than 5% owned	77.2	13.3

Total	$327.9	$197.7

        Industry and Geographic Compositions.    The industry and geographic compositions of the private finance portfolio at value at December 31, 2008 and 2007, were as follows:

	2008	2007
Industry
Business services	36%	37%
Consumer products	24	25
CLO/CDO(1)	8	6
Financial services	6	6
Industrial products	5	10
Consumer services	5	4
Retail	5	4
Private debt funds	5	1
Healthcare services	2	3
Other	4	4

Total	100%	100%

Geographic Region(2)
Mid-Atlantic	41%	36%
Midwest	28	32
Southeast	17	17
West	13	14
Northeast	1	1

Total	100%	100%

(1)
These funds primarily invest in senior corporate loans. Certain of these funds are managed by Callidus Capital, a portfolio company of Allied Capital.

(2)
The geographic region for the private finance portfolio depicts the location of the headquarters for the Company's portfolio companies. The portfolio companies may have a number of other locations in other geographic regions.

  Commercial Real Estate Finance

        At December 31, 2008 and 2007, the commercial real estate finance portfolio consisted of the following:

	2008			2007
($ in millions)	Cost	Value	Yield(1)	Cost	Value	Yield(1)
Commercial mortgage loans	$52.5	$53.5	7.4%	$65.9	$65.4	6.8%
Real estate owned	18.2	20.8		15.3	21.3
Equity interests	14.8	19.6		15.7	34.5

Total	$85.5	$93.9		$96.9	$121.2

(1)
The weighted average yield on the commercial mortgage loans is computed as the (a) annual stated interest on accruing loans plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans less the annual amortization of origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date.

        Commercial Mortgage Loans and Equity Interests.    The commercial mortgage loan portfolio contains loans that were originated by the Company or were purchased from third-party sellers. At December 31, 2008, approximately 69% and 31% of the Company's commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. At December 31, 2007, approximately 85% and 15% of the Company's commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. At December 31, 2008 and 2007, loans with a value of $7.7 million and $14.3 million, respectively, were not accruing interest. Loans greater than 120 days delinquent generally do not accrue interest.

        Equity interests consist primarily of equity securities issued by privately owned companies that invest in single real estate properties. These equity interests may be subject to certain restrictions on their resale and are generally illiquid. Equity interests generally do not produce a current return, but are generally held in anticipation of investment appreciation and ultimate realized gain on sale.

        The property types and the geographic composition securing the commercial mortgage loans and equity interests at value at December 31, 2008 and 2007, were as follows:

	2008	2007
Property Type
Hospitality	52%	44%
Recreation	22	15
Office	15	21
Retail	9	18
Other	2	2

Total	100%	100%

Geographic Region
Southeast	43%	40%
West	26	20
Midwest	22	31
Northeast	9	7
Mid-Atlantic	—	2

Total	100%	100%

  Fair Value Measurements

        The Company, as a BDC, has invested in illiquid securities including debt and equity securities of portfolio companies, CLO bonds and preferred shares/income notes, CDO bonds and investment funds. The Company's investments may be subject to certain restrictions on resale and generally have no established trading market. The Company values substantially all of its investments at fair value as determined in good faith by the Board of Directors in accordance with the Company's valuation policy and the provisions of the Investment Company Act of 1940 and SFAS 157. The Company determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. The Company's valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests and that fair value for its investments must typically be determined using unobservable inputs.

        SFAS 157 establishes a fair value hierarchy that encourages the use of observable inputs, but allows for unobservable inputs when observable inputs do not exist. Inputs are classified into one of three categories:

  •
  Level 1—Quoted prices (unadjusted) in active markets for identical assets

  •
  Level 2—Inputs other than quoted prices that are observable to the market participant for the asset or quoted prices in a market that is not active

  •
  Level 3—Unobservable inputs

        When there are multiple inputs for determining the fair value of an investment, the Company classifies the investment in total based on the lowest level input that is significant to the fair value measurement.

        Assets measured at fair value on a recurring basis by level within the fair value hierarchy at December 31, 2008, were as follows:

	Fair Value Measurement as of December 31, 2008	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
($ in millions)
Assets at Fair Value:
Portfolio
Private finance	$3,399.1	$—	$—	$3,399.1
Commercial real estate finance	93.9	—	—	93.9

Total portfolio	$3,493.0	$—	$—	$3,493.0

        The table below sets forth a summary of changes in the Company's assets measured at fair value using level 3 inputs.

	Private Finance	Commercial Real Estate Finance	Total
($ in millions)
Balance at December 31, 2007	$4,652.7	$121.2	$4,773.9
Total gains or losses:
Net realized gains (losses)(1)	(80.9)	(4.1)	(85.0)
Net change in unrealized appreciation or depreciation(2)	(1,089.2)	(15.9)	(1,105.1)
Purchases, issuances, repayments and exits, net(3)	(83.5)	(7.3)	(90.8)
Transfers in and/or out of level 3	—	—	—

Balance at December 31, 2008	$3,399.1	$93.9	$3,493.0

Net unrealized appreciation (depreciation) during the period relating to assets still held at the reporting date(2)	$(1,202.1)	$(20.8)	$(1,222.9)

(1)
Includes net realized gains (losses) (recorded as realized gains or losses in the accompanying consolidated statement of operations) and amortization of discounts and closing points (recorded as interest income in the accompanying consolidated statement of operations).

(2)
Included in change in net unrealized appreciation or depreciation in the accompanying consolidated statement of operations. Net change in unrealized appreciation or depreciation includes net unrealized appreciation (depreciation) resulting from changes in portfolio investment values during the reporting period and the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

(3)
Includes interest and dividend income reinvested through the receipt of a debt or equity security (payment-in-kind income) (recorded as interest and dividend income in the accompanying consolidated statement of operations).

  Managed Funds

        In addition to managing its own assets, the Company manages certain funds that also invest in the debt and equity securities of primarily private middle market companies in a variety of industries. At December 31, 2008, the Company had five separate funds under its management (together, the "Managed Funds") for which the Company may earn management or other fees for the Company's services. The Company may invest in the equity of these funds, along with other third parties, from which the Company may earn a current return and/or a future incentive allocation.

        At December 31, 2008, the funds that the Company manages had total assets of approximately $2.1 billion. The Company's responsibilities to the Managed Funds may include investment origination, underwriting, and portfolio monitoring services. Each of the Managed Funds may separately invest in the debt or equity of companies in the Company's portfolio, and these investments may be senior, pari passu or junior to the debt and equity investments held by the Company. The Company may or may not participate in investments made by the Managed Funds. In December 2008, the Company agreed to purchase the management contracts of three additional funds for approximately $10 million plus an earnout not to exceed $1.5 million, and certain transaction costs. The aggregate assets held by these funds total approximately $1.2 billion. The Company expects to begin managing these funds in early 2009.

        The Company accounts for the sale of securities to funds with which it has continuing involvement as sales pursuant to SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement 125, when the securities have been legally isolated from the Company, the Company has no ability to restrict or constrain the ability of the funds to pledge or exchange the transferred securities, and the Company does not have either the entitlement and the obligation to repurchase the securities or the ability to unilaterally cause the fund to put the securities back to the Company.

        Unitranche Fund LLC.    In December 2007, the Company formed the Unitranche Fund LLC ("Unitranche Fund"), which the Company co-manages with an affiliate of General Electric Capital Corporation ("GE"). At December 31, 2008, the Unitranche Fund had total assets of $789.8 million, and the Company's investment in the Unitranche Fund totaled $125.4 million at cost and at value.

        The Unitranche Fund is a private fund that generally focuses on making first lien unitranche loans to middle market companies with Earnings before Interest, Taxes, Depreciation, and Amortization of at least $15 million. The Unitranche Fund may invest up to $270 million for a single borrower. For financing needs greater than $270 million, the Company and GE may jointly underwrite additional financing for a total unitranche financing of up to $500 million. Allied Capital, GE and the Unitranche Fund may co-invest in a single borrower, with the Unitranche Fund holding at least a majority of the issuance. The Company may hold the portion of a unitranche loan underwritten by the Company. GE has committed $3.075 billion to the Unitranche Fund consisting of $3.0 billion of senior notes and $0.075 billion of subordinated certificates, and the Company has committed $525.0 million of subordinated certificates. The Unitranche Fund is capitalized as transactions are completed. Investments made by the Unitranche Fund must be approved by the investment committee of the Unitranche Fund, which includes a representative from the Company and GE. Therefore, the Company's commitment to the Unitranche Fund cannot be drawn without the Company's approval. The level of investments made by the Unitranche Fund will be dependent on market conditions, the Unitranche Fund's ability to identify attractive investment opportunities, and the Company's ability to fund its commitment to the Unitranche Fund. The Company earns a management and sourcing fee totaling 0.375% per annum of managed assets. In addition to the management and sourcing fee, the Company earns structuring fees on investments made by the Unitranche Fund.

        Allied Capital Senior Debt Fund, L.P.    The Company is a special limited partner in the Allied Capital Senior Debt Fund,  L.P. ("ACSDF"), a private fund that generally invests in senior, unitranche and second lien debt. The Company has committed and funded $31.8 million to ACSDF, which is a portfolio company. At December 31, 2008, the Company's investment in ACSDF totaled $31.8 million at cost and at value, and ACSDF had total assets of $412.9 million. As a special limited partner, the Company may earn an incentive allocation to the extent of 20% of the annual net income of ACSDF, subject to certain performance benchmarks. There can be no assurance that this incentive allocation will be earned, particularly given the current economic environment. The value of the Company's investment in ACSDF is based on the net asset value of ACSDF, which reflects the capital invested plus the Company's allocation of the net earnings of ACSDF, including the incentive allocation.

        AC Corp is the investment manager to ACSDF. Callidus Capital Corporation, a portfolio investment controlled by the Company, acts as special manager to ACSDF. A subsidiary of the Company is the general partner of ACSDF, and AC Corp serves as collateral manager to a warehouse financing vehicle associated with ACSDF. AC Corp will earn a management fee of up to 2% per annum of the net asset value of ACSDF and will pay Callidus 25% of that management fee to compensate Callidus for its role as special manager.

        The Company may offer to sell loans to ACSDF or the warehouse financing vehicle. ACSDF or the warehouse financing vehicle may purchase loans from the Company. In connection with ACSDF's formation in June 2007 and during the second half of 2007, the Company sold $224.2 million of seasoned assets with a weighted average yield of 10.0% to a warehouse financing vehicle associated with ACSDF. During the year ended December 31, 2008, the Company sold $72.3 million of seasoned assets with a weighted average yield of 9.2% to the warehouse financing vehicle. ACSDF has also purchased loans from other third parties. Due to the lack of liquidity in the securitization markets, ACSDF is not currently purchasing loans and at December 31, 2008, the ACSDF warehouse financing vehicle had completed its reinvestment period and any investment repayments are used to repay outstanding balances under the warehouse facility.

        Knightsbridge CLO 2007-1 Ltd.    On March 31, 2008, the Company, through a wholly-owned subsidiary, assumed the management of Knightsbridge CLO 2007-1 Ltd. ("Knightsbridge 2007"), which invests primarily in middle market senior loans.

        At December 31, 2008, Knightsbridge 2007 had total assets of $500.6 million and the Company's investment in this CLO totaled $59.6 million at cost and $50.1 million at value. The Company earns a management fee of up to 0.6% per annum of the assets of Knightsbridge 2007, up to 7.5% of which is paid to an unaffiliated third party in its capacity as special equity holder. In addition, Callidus assists the Company in the management of Knightsbridge 2007 and the Company pays Callidus a fee for this assistance.

        The Company may offer to sell loans to Knightsbridge 2007 and Knightsbridge 2007 may purchase loans from the Company or from other third parties. During the year ended December 31, 2008, the Company sold loans totaling $95.4 million with a weighted average yield of 8.5% to Knightsbridge 2007.

        Knightsbridge CLO 2008-1 Ltd.    In June 2008, the Company formed Knightsbridge 2008-1 Ltd. ("Knightsbridge 2008"). Upon its formation, Knightsbridge 2008 completed its initial purchase of assets from a third party. The Company manages Knightsbridge 2008 through a wholly-owned subsidiary. Knightsbridge 2008 invests primarily in middle market senior loans.

        At December 31, 2008, Knightsbridge 2008 had total assets of $304.8 million and the Company's investment in this CLO totaled $52.7 million at cost and at value. The Company earns a management fee of up to 0.6% per annum of the assets of Knightsbridge 2008, up to 10% of which is paid to an unaffiliated third party in its capacity as special equity holder. In addition, Callidus assists the Company in the management of Knightsbridge 2008 and the Company pays Callidus a fee for this assistance.

        The Company may offer to sell loans to Knightsbridge 2008 and Knightsbridge 2008 may purchase loans from the Company or from other third parties. During the year ended December 31, 2008, the Company sold loans totaling $48.6 million with a weighted average yield of 9.3% to Knightsbridge 2008.

        AGILE Fund I, LLC.    In January 2008, the Company entered into an investment agreement with the Goldman Sachs Private Equity Group, part of Goldman Sachs Asset Management ("Goldman Sachs"). As part of the investment agreement, the Company agreed to sell a pro-rata strip of private equity and debt investments to AGILE Fund I, LLC ("AGILE"), a private fund in which a fund managed by Goldman Sachs owns substantially all of the interests, for a total transaction value of $167 million. The sales of the assets closed in the first quarter of 2008.

        The sale to AGILE included 13.7% of the Company's equity investments in 23 of its buyout portfolio companies and 36 of its minority equity portfolio companies for a total purchase price of $104 million which resulted in a net realized gain of $8.3 million (subsequent to post-closing adjustments) and dividend income of $6.4 million. In addition, the Company sold approximately $63 million in debt investments, which represented 7.3% of its unitranche, second lien and subordinated debt investments in the buyout investments included in the equity sale. AGILE generally has the right to co-invest in its proportional share of any future follow-on investment opportunities presented by the companies in its portfolio.

        The Company is the managing member of AGILE, and will be entitled to an incentive allocation subject to certain performance benchmarks. There can be no assurance that this incentive allocation will be earned, particularly given the current economic environment. The Company owns the remaining interests in AGILE not held by Goldman Sachs. At December 31, 2008, AGILE had total assets of $99.3 million and the Company's investment in AGILE totaled $0.7 million at cost and $0.5 million at value.

        As part of this transaction, the Company also sold ten venture capital and private equity limited partnership investments for approximately $28 million to a fund managed by Goldman Sachs, which will assume the $5.3 million of unfunded commitments related to these limited partnership investments. The sales of these limited partnership investments closed in the first half of 2008 and resulted in a net loss of $7.0 million (subsequent to post-closing adjustments) for the year ended December 31, 2008.

Note 4.  Debt

        At December 31, 2008 and 2007, the Company had the following debt:

	2008				2007
($ in millions)	Facility Amount	Amount Drawn	Annual Interest Cost(1)		Facility Amount	Amount Drawn	Annual Interest Cost(1)
Notes payable:
Privately issued unsecured notes payable	$1,015.0	$1,015.0	7.8%		$1,042.2	$1,042.2	6.1%
Publicly issued unsecured notes payable	880.0	880.0	6.7%		880.0	880.0	6.7%

Total notes payable and debentures	1,895.0	1,895.0	7.3%		1,922.2	1,922.2	6.4%
Revolving line of credit(4)	632.5	50.0	4.3	%(2)	922.5	367.3	5.9	%(2)

Total debt	$2,527.5	$1,945.0	7.7	%(3)	$2,844.7	$2,289.5	6.5	%(3)

(1)
The weighted average annual interest cost is computed as the (a) annual stated interest on the debt plus the annual amortization of commitment fees, other facility fees and amortization of debt financing costs that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

(2)
The annual interest cost reflects the interest rate payable for borrowings under the revolving line of credit. In addition to the current interest payable, there were annual costs of commitment fees, other facility fees and amortization of debt financing costs of $8.5 million and $3.7 million at December 31, 2008 and 2007, respectively.

(3)
The annual interest cost for total debt includes the annual cost of commitment fees, other facility fees and amortization of debt financing costs on the revolving line of credit regardless of the amount outstanding on the facility as of the balance sheet date. The annual interest cost reflects the facilities in place on the balance sheet date.

(4)
At December 31, 2008, $460.2 million remained unused on the revolving line of credit, net of amounts committed for standby letters of credit of $122.3 million issued under the credit facility.

  Notes Payable and Debentures

        Revolving Line of Credit.    The Company has a three-year unsecured revolving line of credit with total commitments of $632.5 million that expires on April 11, 2011 (the "Revolving Line of Credit"). At December 31, 2007, the Company had an unsecured Revolving Line of Credit with a committed amount of $922.5 million that was scheduled to expire on September 30, 2008. At December 31, 2008, there was $50.0 million outstanding under the Company's Revolving Line of Credit and the amount available under the Revolving Line of Credit was $460.2 million, net of amounts committed for standby letters of credit of $122.3 million issued under the credit facility.

        Borrowings under the Revolving Line of Credit generally bear interest at a rate per annum equal to (i) LIBOR (for the period selected by the Company) plus 3.00% or (ii) the higher of (a) the Federal Funds rate plus 1.50% or (b) the Bank of America N.A. prime rate plus 1.00%. The Revolving Line of Credit requires the payment of an annual commitment fee equal to 0.50% of the committed amount (whether used or unused). The Revolving Line of Credit generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR-based loans, and monthly payments of interest on other loans. All principal is due upon maturity.

        The Revolving Line of Credit provides for a swingline sub-facility. The swingline sub-facility bears interest at the Bank of America N.A. cost of funds plus 2.00%. The Revolving Line of Credit also provides for a sub-facility for the issuance of letters of credit for up to an aggregate amount of $175 million. The letter of credit fee is 3.00% per annum on letters of credit issued, which is payable quarterly. Events of default have increased the interest rate and fees on letters of credit by up to 2.00% during the continuance of such events of default. See Note 1.

        Privately Issued Unsecured Notes Payable.    The Company has privately issued notes (the "Private Notes") to institutional investors, primarily insurance companies. The Private Notes have five- or seven-year maturities and stated fixed rates of interest ranging from 6.53% to 9.14% at December 31, 2008. Events of default have occurred which has increased these interest rates by 2.00% during the continuance of such events of default. See Note 1. The Private Notes generally require payment of interest only semi-annually, and all principal is due upon maturity. At December 31, 2008, the Private Notes had maturities from November 2009 to June 2015. The Private Notes may be prepaid in whole or in part, together with an interest premium, if any, as stipulated in the private note agreements.

        In June 2008, the Company issued $140.5 million of five-year notes and $52.5 million of seven-year notes. The debt matures in June 2013 and June 2015, respectively.

        In May 2008, the Company repaid $153.0 million of notes that matured and had a fixed interest rate of 5.45%. In December 2008, the Company prepaid notes denominated in Euros and Sterling for a total U.S. dollar equivalent of $16 million with an interest rate of 5.9%. In December 2008, the Company also prepaid Private Notes with an outstanding balance of $50 million at a discount. The net gain on the discounted payoff was $1.1 million, which is included in fees and other income in the Company's Consolidated Statement of Operations. These notes had a fixed interest rate of 6.75%.

        The Revolving Line of Credit and the Private Notes have similar financial and operating covenants. These covenants require the Company to maintain certain financial ratios, including asset coverage, debt to equity and interest coverage, and a minimum net worth. These debt agreements provide for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, cross-defaults, bankruptcy events, failure to pay judgments, attachment of our assets, change of control and the issuance of an order of dissolution. Certain of these events of default are subject to notice and cure periods or materiality thresholds. These debt agreements limit the Company's ability to declare dividends or repurchase its common stock during the existence of certain defaults and events of default.

        Amendments to Revolving Line of Credit and Privately Issued Unsecured Notes Payable.    On December 30, 2008, the Company entered into amendments relating to the Company's Private Notes and Revolving Line of Credit. The amendments reduced the Company's capital maintenance covenant to the greater of $1.5 billion and 85% of consolidated adjusted debt, and reduced the Company's interest charges coverage ratio covenant, determined as of the last day of each fiscal quarter for the period of four consecutive fiscal quarters ending on such day, to 1.4 to 1 for the fiscal quarter ending December 31, 2008 and each fiscal quarter thereafter to and including the fiscal quarter ending December 31, 2009, to 1.6 to 1 for the fiscal quarter ending March 31, 2010 and each fiscal quarter thereafter to and including the fiscal quarter ending December 31, 2010, and to 1.7 to 1 for the fiscal quarter ending March 31, 2011 and each fiscal quarter thereafter. The amendments did not modify the Company's obligation to maintain a minimum 200% asset coverage ratio.

        The amendments added new covenants that required the Company to grant to the Noteholders and the Lenders a first priority lien on substantially all of the Company's assets no later than January 30, 2009, and to maintain a ratio of consolidated total adjusted assets to secured debt of not less than 2.25 to 1. Also, prior to December 31, 2010, the Company is (i) required to limit the payment of dividends to a maximum of $0.20 per share per fiscal quarter (or such greater amount required for the Company to maintain its regulated investment company status), and (ii) restricted from purchasing, redeeming or retiring any shares of the Company's common stock or any warrants, rights or options to purchase or acquire any shares of the Company's common stock for an aggregate consideration in excess of $60 million. In addition, the amendments restricted the Company from prepaying, redeeming, purchasing or otherwise acquiring any of its currently outstanding public notes prior to their stated maturity. The amendments also made certain other modifications. The amendments increased the rate of interest on the instruments by 100 basis points. In addition, these amendments required a 50 basis point amendment fee.

        Events of default have occurred under the Revolving Line of Credit and Private Notes. See Note 1.

        Publicly Issued Unsecured Notes Payable.    At December 31, 2008, the Company had outstanding publicly issued unsecured notes as follows:

($ in millions)	Amount	Maturity Date
6.625% Notes due 2011	$400.0	July 15, 2011
6.000% Notes due 2012	250.0	April 1, 2012
6.875% Notes due 2047	230.0	April 15, 2047

Total	$880.0

        The 6.625% Notes due 2011 and the 6.000% Notes due 2012 require payment of interest only semi-annually, and all principal is due upon maturity. The Company has the option to redeem these notes in whole or in part, together with a redemption premium, as stipulated in the notes.

        In 2007, the Company completed the issuance of $230.0 million of 6.875% Notes due 2047 for net proceeds of $222.1 million. Net proceeds are net of underwriting discounts and estimated offering expenses. These notes require payment of interest only quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time on or after April 15, 2012, at par and upon the occurrence of certain tax events as stipulated in the notes.

        The Company has certain financial and operating covenants that are required by the publicly issued unsecured notes payable. The Company is not permitted to issue indebtedness unless immediately after such issuance the Company has asset coverage of all outstanding indebtedness of at least 200% as required by the 1940 Act, as amended. At December 31, 2008, the Company's asset coverage ratio was 188%, which is less than the 200% requirement. As a result under the publicly issued unsecured notes payable, the Company will not be able to issue indebtedness until such time as the Company's asset coverage returns to at least 200%. The Company has not experienced any default or cross default with respect to the publicly issued unsecured notes payable.

        Scheduled Maturities.    Scheduled future maturities of notes payable at December 31, 2008, were as follows:

	Amount Maturing
($ in millions) Year	Privately Issued Unsecured Notes Payable(1)	Publicly Issued Unsecured Notes Payable	Total
2009	$1,015.0	$—	$1,015.0
2010	—	—	—
2011	—	400.0	400.0
2012	—	250.0	250.0
2013	—	—	—
Thereafter	—	230.0	230.0

Total	$1,015.0	$880.0	$1,895.0

(1)
The private notes have stated contractual maturities as follows: 2009—$252.5 million, 2010—$408.0 million, 2011—$72.5 million, 2012—$89.0 million, 2013—$140.5 million, and thereafter—$52.5 million.

        As discussed above, events of default have occurred under the revolving line of credit and private notes. Neither the lenders nor noteholders have accelerated repayment; however, if the administrative agent for the lenders under the revolving line of credit or the required percentage of lenders under the revolving line of credit or noteholders under the private notes, respectively, were to accelerate repayment, these obligations would become immediately due and payable. Therefore, in the table above, the private notes are shown as payable in 2009.

  Fair Value of Debt

        The Company records debt at cost. The fair value of the Company's outstanding debt was approximately $1.4 billion and $2.2 billion at December 31, 2008 and 2007, respectively. The fair value of the Company's publicly issued 6.875% Notes due 2047 was determined using the market price of the retail notes at December 31, 2008. The fair value of the Company's other debt was determined based on market interest rates for similar instruments as of the balance sheet date.

Note 5.  Guarantees and Commitments

        In the ordinary course of business, the Company has issued guarantees and has extended standby letters of credit through financial intermediaries on behalf of certain portfolio companies. All standby letters of credit have been issued through Bank of America, N.A. As of December 31, 2008 and 2007, the Company had issued guarantees of debt and rental obligations aggregating $19.2 million and $270.6 million, respectively, and had extended standby letters of credit aggregating $122.3 million and $58.5 million, respectively. Under these arrangements, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. The maximum amount of potential future payments was $141.5 million and $329.1 million at December 31, 2008 and 2007, respectively.

        As of December 31, 2008, the guarantees and standby letters of credit expired as follows:

(in millions)	Total	2009	2010	2011	2012	2013	After 2013
Guarantees	$19.2	$7.5	$6.4	$4.4	$0.1	$—	$0.8
Standby letters of credit	122.3	122.3	—	—	—	—	—

Total	$141.5	$129.8	$6.4	$4.4	$0.1	$—	$0.8

        Standby letters of credit have been issued under the Revolving Line of Credit. Because the Company's asset coverage ratio is currently less than 200%, an event of default has occurred under the Company's line of credit and the Company is precluded from borrowing under the Revolving Line of Credit to fund these standby letters of credit and the Company may need to fund these letter of credit draws with cash in lieu of a borrowing. During the existence of an event of default, the administrative agent is permitted to require the Company to provide cash collateral equal to the face amount of all outstanding standby letters of credit. As a result, in the table above the Company has assumed that these standby letters of credit may not be able to be extended and may mature in 2009.

        In the ordinary course of business, the Company enters into agreements with service providers and other parties that may contain provisions for the Company to indemnify and guaranty certain minimum fees to such parties under certain circumstances.

        At December 31, 2008, the Company had outstanding commitments to fund investments totaling $682.1 million, including $648.7 million related to private finance investments and $33.4 million related to commercial real estate finance investments. Total outstanding commitments related to private finance investments included $399.6 million to the Unitranche Fund LLC. Investments made by the Unitranche Fund must be approved by the investment committee of the Unitranche Fund, which includes a representative from the Company and GE. Therefore, the Company's commitment to the Unitranche Fund cannot be drawn without the Company's approval. See Note 3.

Note 6.  Shareholders' Equity

        Sales of common stock for the years ended December 31, 2008, 2007, and 2006, were as follows:

(in millions)	2008	2007	2006
Number of common shares	20.5	6.6	10.9

Gross proceeds	$417.1	$177.7	$310.2
Less costs, including underwriting fees	(14.6)	(6.4)	(14.4)

Net proceeds	$402.5	$171.3	$295.8

        There were no stock options exercised in the year ended December 31, 2008. The Company issued 0.6 million and 0.5 million shares of common stock upon the exercise of stock options during the years ended December 31, 2007, and 2006, respectively. In addition, in July 2007, the Company issued 1.7 million unregistered shares of common stock upon the cancellation of stock options pursuant to a tender offer. See Note 9.

        The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sale prices reported for the Company's common stock for the five consecutive trading days immediately prior to the dividend payment date. The Company cannot issue new shares at a price below net asset value. Dividend reinvestment plan activity for the years ended December 31, 2008, 2007, and 2006, was as follows:

(in millions, except per share amounts)	2008	2007	2006
Shares issued	0.2	0.6	0.5
Average price per share	$19.49	$27.40	$30.58
Shares purchased by plan agent for shareholders	1.8	—	—
Average price per share	$6.09	—	—

Note 7.  Earnings Per Common Share

        Earnings per common share for the years ended December 31, 2008, 2007, and 2006, were as follows:

(in millions, except per share amounts)	2008	2007	2006
Net increase (decrease) in net assets resulting from operations	$(1,040.0)	$153.3	$245.1
Weighted average common shares outstanding—basic	173.0	152.9	142.4
Dilutive options outstanding	—	1.8	3.2

Weighted average common shares outstanding—diluted	173.0	154.7	145.6

Basic earnings (loss) per common share	$(6.01)	$1.00	$1.72

Diluted earnings (loss) per common share	$(6.01)	$0.99	$1.68

Note 8.  Employee Compensation Plans

        The Company accrued bonuses for non-officer employees for 2008 of $1.0 million which were paid in February 2009. In addition, the Company accrued $11.2 million in performance awards in 2008 which are included in salaries and employee benefits expense. In lieu of paying these amounts as a 2008 bonus, the Company will pay these amounts in four quarterly installments ending on January 15, 2010. An employee must be employed on the quarterly payment dates in order to receive the quarterly payment.

        The Company has an Individual Performance Award plan ("IPA"), and an Individual Performance Bonus plan ("IPB", each individually a "Plan," or collectively, the "Plans"). These Plans generally are determined annually at the beginning of each year but may be adjusted throughout the year. In 2008, the IPA was paid in cash in two equal installments during the year. Through December 31, 2007, the IPA amounts were contributed into a trust and invested in the Company's common stock. The IPB was distributed in cash to award recipients throughout the year (beginning in February of each respective year) as long as the recipient remained employed by the Company. The Company currently has not established an IPA or IPB for 2009; however, depending upon the Company's need to retain and motivate its employees, the Company may determine in conjunction with the Compensation Committee of the Board of Directors that some form of 2009 retention compensation or additional individual performance compensation may be in the best interests of the Company.

        The trusts for the IPA payments were consolidated with the Company's accounts. The common stock was classified as common stock held in deferred compensation trust in the accompanying financial statements and the deferred compensation obligation, which represented the amount owed to the employees, was included in other liabilities. Changes in the value of the Company's common stock held in the deferred compensation trust were not recognized. However, the liability was marked to market with a corresponding charge or credit to employee compensation expense.

        In December 2007, the Company's Board of Directors made a determination that it was in the best interests of the Company to terminate its deferred compensation arrangements. The Board of Directors' decision primarily was in response to increased complexity resulting from recent changes in the regulation of deferred compensation arrangements. The Board of Directors resolved that the accounts under these Plans would be distributed to participants in full on March 18, 2008, the termination and distribution date, or as soon as was reasonably practicable thereafter, in accordance with the provisions of each of these Plans.

        The accounts under the deferred compensation arrangements totaled $52.5 million at December 31, 2007. The balances on the termination date were distributed to participants in March 2008 subsequent to the termination date in accordance with the transition rule for payment elections under Section 409A of the Code. Distributions from the plans were made in cash or shares of the Company's common stock, net of required withholding taxes.

        The IPA and IPB expenses are included in employee expenses and for the years ended December 31, 2008, 2007, and 2006, were as follows:

($ in millions)	2008	2007	2006
IPA contributions	$8.5	$9.8	$8.1
IPA mark to market expense (benefit)	(4.1)	(14.0)	2.9

Total IPA expense (benefit)	$4.4	$(4.2)	$11.0

Total IPB expense	$8.8	$9.5	$8.1

Note 9.  Stock Option Plan

        The purpose of the stock option plan ("Option Plan") is to provide officers and non-officer directors of the Company with additional incentives. Options are exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option states the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted. The options granted to officers generally vest ratably over up to a three year period. Options granted to non-officer directors vest on the grant date.

        All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of the Company for any cause other than death or total and permanent disability. In the event of a change of control of the Company, all outstanding options will become fully vested and exercisable as of the change of control.

        At December 31, 2006, there were 32.2 million shares authorized under the Option Plan. On May 15, 2007, the Company's stockholders voted to increase the number of shares of common stock authorized for issuance to 37.2 million shares. At December 31, 2008 and 2007, there were 37.2 million shares authorized under the Option Plan.

        On July 18, 2007, the Company completed a tender offer related to the Company's offer to all optionees who held vested "in-the-money" stock options as of June 20, 2007, the opportunity to receive an option cancellation payment ("OCP") equal to the "in-the-money" value of the stock options cancelled, determined using the Weighted Average Market Price of $31.75, which would be paid one-half in cash and one-half in unregistered shares of the Company's common stock. The Company accepted for cancellation 10.3 million vested options, which in the aggregate had a weighted average exercise price of $21.50. This resulted in a total option cancellation payment of approximately $105.6 million, of which $52.8 million was paid in cash and $52.8 million was paid through the issuance of 1.7 million unregistered shares of the Company's common stock, determined using the Weighted Average Market Price of $31.75. The Weighted Average Market Price represented the volume weighted average price of the Company's common stock over the fifteen trading days preceding the first day of the offer period, or June 20, 2007. See Note 2—Stock Compensation Plans.

        At December 31, 2008 and 2007, the number of shares available to be granted under the Option Plan was 9.5 million and 10.7 million, respectively.

        Information with respect to options granted, exercised and forfeited under the Option Plan for the years ended December 31, 2008, 2007, and 2006, was as follows:

(in millions, except per share amounts)	Shares	Weighted Average Exercise Price Per Share	Weighted Average Contractual Remaining Term (Years)	Aggregate Intrinsic Value at December 31, 2008(1)
Options outstanding at January 1, 2006	22.3	$24.52
Granted	1.8	$29.88
Exercised	(0.5)	$22.99
Forfeited	(0.4)	$27.67

Options outstanding at December 31, 2006	23.2	$24.92
Granted	6.7	$29.52
Exercised	(0.6)	$25.25
Cancelled in tender offer(2)	(10.3)	$21.50
Forfeited	(0.5)	$28.96

Options outstanding at December 31, 2007	18.5	$28.36

Granted	7.7	$22.52
Exercised	—	$—
Forfeited	(6.5)	$26.87

Options outstanding at December 31, 2008	19.7	$26.56	4.82	$—

Exercisable at December 31, 2008(3)	12.3	$28.14	4.54	$—

Exercisable and expected to be exercisable at December 31, 2008(4)	17.0	$27.17	4.51	$—

(1)
The market value of the options at December 31, 2008, exceeded the cost for the option holders to exercise the options. Accordingly, there was no aggregate intrinsic value at December 31, 2008.

(2)
See description of the tender offer above.

(3)
Represents vested options.

(4)
The amount of options expected to be exercisable at December 31, 2008, is calculated based on an estimate of expected forfeitures.

        The fair value of the shares vested during the years ended December 31, 2008, 2007, and 2006, was $13.5 million, $21.6 million, and $16.1 million, respectively. The total intrinsic value of the options exercised during the years ended December 31, 2007, and 2006, was $2.7 million, and $3.6 million, respectively. There were no options exercised during the year ended December 31, 2008.

        The following table summarizes information about stock options outstanding at December 31, 2008:

	Outstanding			Exercisable
Range of Exercise Prices	Total Number Outstanding (in millions)	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price	Total Number Exercisable (in millions)	Weighted Average Exercise Price
$13.72–$22.78	1.3	4.34	$19.47	0.7	$21.24
$22.96	5.2	5.36	$22.96	—	$—
$23.59–$27.38	0.6	4.61	$25.81	0.6	$25.81
$27.51	3.9	5.18	$27.51	3.9	$27.51
$28.98–$29.23	3.6	4.28	$28.99	3.6	$28.99
$29.58	4.7	4.54	$29.58	3.2	$29.58
$30.00–$30.52	0.4	4.23	$30.26	0.3	$30.21

	19.7	4.82	$26.56	12.3	$28.14

  Notes Receivable from the Sale of Common Stock

        As a business development company under the 1940 Act, the Company is entitled to provide and has provided loans to the Company's officers in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, the Company is prohibited from making new loans to its executive officers. The outstanding loans are full recourse, have varying terms not exceeding ten years, bear interest at the applicable federal interest rate in effect at the date of issue and have been recorded as a reduction to shareholders' equity. At December 31, 2008 and 2007, the Company had outstanding loans to officers of $1.1 million and $2.7 million, respectively. Officers with outstanding loans repaid principal of $1.6 million, $0.2 million, and $1.0 million, for the years ended December 31, 2008, 2007, and 2006, respectively. The Company recognized a nominal amount of interest income from these loans during the year ended December 31, 2008, and recognized $0.1 million and $0.2 million during the years ended December 31, 2007, and 2006, respectively. This interest income is included in interest and dividends for companies less than 5% owned.

Note 10.  Dividends and Distributions and Taxes

        For the years ended December 31, 2008, 2007, and 2006, the Company's Board of Directors declared the following distributions:

	2008		2007		2006
(in millions, except per share amounts)	Total Amount	Total Per Share	Total Amount	Total Per Share	Total Amount	Total Per Share
First quarter	$108.1	$0.65	$95.8	$0.63	$82.5	$0.59
Second quarter	116.1	0.65	97.6	0.64	84.1	0.60
Third quarter	116.1	0.65	100.3	0.65	88.8	0.61
Fourth quarter	116.2	0.65	102.6	0.65	92.0	0.62
Extra dividend	—	—	11.0	0.07	7.5	0.05

Total distributions to common shareholders	$456.5	$2.60	$407.3	$2.64	$354.9	$2.47

        For income tax purposes, distributions for 2008, 2007, and 2006, were composed of the following:

	2008		2007		2006
(in millions, except per share amounts)	Total Amount	Total Per Share	Total Amount	Total Per Share	Total Amount	Total Per Share
Ordinary income(1)(2)	$104.0	$0.59	$126.7	$0.82	$177.4	$1.23
Long-term capital gains	352.5	2.01	280.6	1.82	177.5	1.24

Total distributions to common shareholders	$456.5	$2.60	$407.3	$2.64	$354.9	$2.47

(1)
For the years ended December 31, 2008, 2007, and 2006, ordinary income included dividend income of approximately $0.06, zero, and $0.04 per share, respectively, that qualified to be taxed at the 15% maximum capital gains rate.

(2)
For certain eligible corporate shareholders, dividends eligible for the dividend received deduction for 2008, 2007, and 2006, was $0.056, zero, and $0.042 per share, respectively.

        The following table summarizes the differences between financial statement net increase (decrease) in net assets resulting from operations and taxable income available for distribution to shareholders for the years ended December 31, 2008, 2007, and 2006:

($ in millions)	2008	2007	2006
	(ESTIMATED)(1)
Financial statement net increase (decrease) in net assets resulting from operations	$(1,040.0)	$153.3	$245.1
Adjustments:
Net change in unrealized appreciation or depreciation	1,123.8	256.2	477.4
Interest- and dividend-related items	(2.8)	13.8	10.2
Employee compensation-related items	0.8	0.7	23.1
Nondeductible excise tax	(0.6)	16.3	15.4
Realized gains recognized (deferred) through installment treatment(2)	17.9	(13.0)	(182.3)
Other gain or loss related items	(91.2)	(10.2)	15.0
Net income (loss) from partnerships and limited liability companies(3)	(4.3)	(22.7)	(4.7)
Net capital loss carryforward	30.6	—	—
Net (income) loss from consolidated subsidiaries, net of tax	(0.7)	2.7	3.9
Other	—	0.7	(1.9)

Taxable income	$33.5	$397.8	$601.2

(1)
The Company's taxable income for 2008 is an estimate and will not be finally determined until the Company files its 2008 tax return in September 2009. Therefore, the final taxable income may be different than this estimate.

(2)
2006 includes the deferral of long-term capital gains through installment treatment related to the Company's sale of its control equity investment in Advantage and certain other portfolio companies.

(3)
Includes taxable income (loss) passed through to the Company from Ciena Capital LLC (Ciena) and related entities in excess of interest and related portfolio income from Ciena included in the financial statements totaling ($1.9) million, ($22.6) million, and $3.7 million for the years ended December 31, 2008, 2007, and 2006, respectively. See Note 3 for additional related disclosure.

        Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized.

        The Company must distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. The Company has distributed sufficient dividends to eliminate taxable income. Dividends declared and paid by the Company in a year generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, less amounts carried over into the following year, and the distribution of prior year taxable income carried over into and distributed in the current year. For income tax purposes, distributions for 2008, 2007, and 2006, were made from taxable income as follows:

($ in millions)	2008	2007	2006
	(ESTIMATED)(1)
Taxable income	$33.5	$397.8	$601.2
Taxable income earned in prior year and carried forward and distributed in current year	393.3	402.8	156.5
Taxable income earned in current year and carried forward for distribution in next year(2)	—	(393.3)	(402.8)
Distributions from accumulated earnings	29.7	—	—

Total distributions to common shareholders	$456.5	$407.3	$354.9

(1)
The Company's taxable income for 2008 is an estimate and will not be finally determined until the Company files its 2008 tax return in September 2009.

        The Company generally will be required to pay an excise tax equal to 4% of the amount by which 98% of the Company's annual taxable income exceeds the distributions for the year. In 2007 and 2006 annual taxable income was in excess of the Company's dividend distributions from such taxable income in those respective years, and accordingly, the Company had an excise tax expense of $16.3 million and $15.1 million, respectively, on the excess taxable income carried forward. As of December 31, 2008 the Company estimates it has met its dividend distribution requirement for the 2008 tax year, therefore, it has not recorded an excise tax for the year ended December 31, 2008. In certain circumstances, the Company is restricted in its ability to pay dividends. Each of the Company's private notes and the Company's revolving credit facility contain provisions that limit the amount of dividends the Company can pay and have a covenant that requires a minimum 200% asset coverage ratio at all times, and at December 31, 2008, the Company was in default of that covenant (see Note 1). During the continuance of an event of default, the Company is precluded from declaring dividends or other distributions to its shareholders. In addition, pursuant to the 1940 Act, the Company may be precluded from declaring dividends or other distributions to its shareholders unless the Company's asset coverage is at least 200%.

        The Company currently estimates that it has cumulative deferred taxable income related to installment sale gains of approximately $217.4 million as of December 31, 2008. These gains have been recognized for financial reporting purposes in the respective years they were realized, but are generally deferred for tax purposes until the notes or other amounts received from the sale of the related investments are collected in cash. The recognition of installment sales gains as of December 31, 2008 are estimates and will not be finally determined until the Company files its 2008 tax return in September 2009.

        The Company's undistributed book earnings of $184.7 million as of December 31, 2008, resulted from undistributed ordinary income and long-term capital gains. The difference between undistributed book earnings at the end of the year and taxable income carried over from the current year into the next year relates to a variety of timing and permanent differences in the recognition of income and expenses for book and tax purposes as discussed above.

        At December 31, 2008 and 2007, the aggregate gross unrealized appreciation of the Company's investments above cost for federal income tax purposes was $348.5 million (estimated) and $609.4 million, respectively. At December 31, 2008 and 2007, the aggregate gross unrealized depreciation of the Company's investments below cost for federal income tax purposes was $1.4 billion (estimated) and $630.3 million, respectively. The Company's investments as compared to cost for federal income tax purposes was net unrealized depreciation of $1.1 billion (estimated) and $20.9 million at December 31, 2008 and 2007, respectively. At December 31, 2008 and 2007, the aggregate cost of securities, for federal income tax purposes was $4.5 billion (estimated) and $4.8 billion, respectively.

        The Company's consolidated subsidiary, AC Corp, is subject to federal and state income taxes. For the years ended December 31, 2008, 2007, and 2006, AC Corp's income tax expense (benefit) was $3.1 million, $(2.7) million, and $(0.1) million, respectively. For the year ended December 31, 2008, paid in capital was decreased by $3.0 million primarily for the reduction of the deferred tax asset related to stock options that expired unexercised. For the year ended December 31, 2007, paid in capital was increased for the tax benefit of amounts deducted for tax purposes but not for financial reporting purposes primarily related to stock-based compensation by $10.9 million.

        The net deferred tax asset at December 31, 2008, was $15.0 million, consisting of deferred tax assets of $32.2 million and deferred tax liabilities of $17.2 million. The net deferred tax asset at December 31, 2007, was $18.4 million, consisting of deferred tax assets of $26.5 million and deferred tax liabilities of $8.1 million. At December 31, 2008, the deferred tax assets primarily related to compensation-related items and the deferred tax liabilities primarily related to depreciation. Management believes that the realization of the net deferred tax asset is more likely than not based on expectations as to future taxable income and scheduled reversals of temporary differences. Accordingly, the Company did not record a valuation allowance at December 31, 2008 or 2007.

Note 11.  Cash

        The Company places its cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit.

        At December 31, 2008 and 2007, cash consisted of the following:

($ in millions)	2008	2007
Cash	$51.9	$4.6
Less escrows held	(1.5)	(1.1)

Total cash	$50.4	$3.5

Note 12.  Supplemental Disclosure of Cash Flow Information

        The Company paid interest of $161.0 million, $123.5 million, and $90.6 million, respectively, for the years ended December 31, 2008, 2007, and 2006. The Company paid income taxes, including excise taxes (net of refunds), of $10.1 million, $18.8 million and $10.3 million for the years ended December 31, 2008, 2007 and 2006, respectively.

        Non-cash operating activities for the years ended December 31, 2008, 2007 and 2006, totaled $117.8 million, $142.2 million, and $315.9 million, respectively. Non-cash operating activities include investments funded for the year ended December 31, 2008, which included $8.1 million in debt investments in a portfolio company received in a subordinated debt exchange. Non-cash operating activities for the year ended December 31, 2006, included a note received as consideration from the sale of the Company's equity investment in Advantage of $150.0 million and a note received as consideration from the sale of the Company's equity investment in STS Operating, Inc. of $30.0 million.

        Non-cash financing activities included the issuance of common stock in lieu of cash distributions totaling $3.8 million, $17.1 million, and $15.0 million, for the years ended December 31, 2008, 2007, and 2006, respectively. Non-cash financing activities for the year ended December 31, 2007, also included the payment of one-half of the value of the option cancellation payment in connection with the tender offer, or $52.8 million, through the issuance of 1.7 million unregistered shares of the Company's common stock. See Notes 2 and 9.

Note 13.  Financial Highlights

	At and for the Years Ended December 31,
	2008	2007	2006
Per Common Share Data
Net asset value, beginning of year	$17.54	$19.12	$19.17

Net investment income(1)	1.23	0.91	1.30
Net realized gains (losses)(1)(2)	(0.75)	1.74	3.66

Net investment income plus net realized gains (losses)(1)	0.48	2.65	4.96
Net change in unrealized appreciation or depreciation(1)(2)	(6.49)	(1.66)	(3.28)

Net increase (decrease) in net assets resulting from operations(1)	(6.01)	0.99	1.68
Decrease in net assets from shareholder distributions	(2.60)	(2.64)	(2.47)
Net increase in net assets from capital share transactions(1)(3)	0.69	0.41	0.74
Decrease in net assets from cash portion of the option cancellation payment(1)(4)	—	(0.34)	—

Net asset value, end of year	$9.62	$17.54	$19.12

Market value, end of year	$2.69	$21.50	$32.68
Total return(5)	(82.5)%	(27.6)%	20.6%

	At and for the Years Ended December 31,
	2008	2007	2006
Ratios and Supplemental Data ($ and shares in millions, except per share amounts)
Ending net assets	$1,718.4	$2,771.8	$2,841.2
Common shares outstanding at end of year	178.7	158.0	148.6
Diluted weighted average common shares outstanding	173.0	154.7	145.6
Employee, employee stock option and administrative expenses/average net assets	5.47%	6.10%	5.38%
Total operating expenses/average net assets	11.39%	10.70%	9.05%
Income tax expense including excise tax/average net assets	0.10%	0.47%	0.56%
Net investment income/average net assets	8.47%	4.91%	6.90%
Net increase (decrease) in net assets resulting from operations/average net assets	(41.34)%	5.34%	8.94%
Portfolio turnover rate	24.00%	26.84%	27.05%
Average debt outstanding	$2,091.6	$1,924.2	$1,491.0
Average debt per share(1)	$12.09	$12.44	$10.24

(1)
Based on diluted weighted average number of common shares outstanding for the year.

(2)
Net realized gains (losses) and net change in unrealized appreciation or depreciation can fluctuate significantly from year to year.

(3)
Excludes capital share transactions related to the cash portion of the option cancellation payment.

(4)
See Notes 2 and 9 to the consolidated financial statements above for further discussion.

(5)
Total return assumes the reinvestment of all dividends paid for the years presented.

Note 14.  Selected Quarterly Data (Unaudited)

	2008
($ in millions, except per share amounts)	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4
Total interest and related portfolio income	$144.9	$134.6	$120.7	$102.1
Net investment income	$69.5	$63.9	$45.6	$34.2
Net increase (decrease) in net assets resulting from operations	$(40.7)	$(102.2)	$(318.3)	$(578.8)
Basic earnings (loss) per common share	$(0.25)	$(0.59)	$(1.78)	$(3.24)
Diluted earnings (loss) per common share	$(0.25)	$(0.59)	$(1.78)	$(3.24)

	2007
	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4
Total interest and related portfolio income	$108.0	$117.7	$118.4	$117.7
Net investment income	$39.5	$25.2	$18.3	$58.0
Net increase (decrease) in net assets resulting from operations	$133.1	$89.2	$(96.5)	$27.5
Basic earnings (loss) per common share	$0.89	$0.59	$(0.63)	$0.18
Diluted earnings (loss) per common share	$0.87	$0.57	$(0.63)	$0.18

Note 15.  Litigation

        On June 23, 2004, the Company was notified by the SEC that the SEC was conducting an informal investigation of the Company. The investigation related to the valuation of securities in the Company's private finance portfolio and other matters. On June 20, 2007, the Company announced that it entered into a settlement with the SEC that resolved the SEC's informal investigation. As part of the settlement and without admitting or denying the SEC's allegations, the Company agreed to the entry of an administrative order. In the order the SEC alleged that, between June 30, 2001, and March 31, 2003, the Company did not maintain books, records and accounts which, in reasonable detail, supported or accurately and fairly reflected valuations of certain securities in the Company's private finance portfolio and, as a result, did not meet certain recordkeeping and internal controls provisions of the federal securities laws. In the administrative order, the SEC ordered the Company to continue to maintain certain of its current valuation-related controls. Specifically, for a period of two years, the Company has undertaken to: (1) continue to employ a Chief Valuation Officer, or a similarly structured officer-level employee, to oversee its quarterly valuation processes; and (2) continue to employ third-party valuation consultants to assist in its quarterly valuation processes.

        On December 22, 2004, the Company received letters from the U.S. Attorney for the District of Columbia requesting the preservation and production of information regarding the Company and Business Loan Express, LLC (currently known as Ciena Capital LLC) in connection with a criminal investigation relating to matters similar to those investigated by and settled with the SEC as discussed above. The Company produced materials in response to the requests from the U.S. Attorney's office and certain current and former employees were interviewed by the U.S. Attorney's Office. The Company has voluntarily cooperated with the investigation.

        In late December 2006, the Company received a subpoena from the U.S. Attorney for the District of Columbia requesting, among other things, the production of records regarding the use of private investigators by the Company or its agents. The Board established a committee, which was advised by its own counsel, to review this matter. In the course of gathering documents responsive to the subpoena, the Company became aware that an agent of the Company obtained what were represented to be telephone records of David Einhorn and which purport to be records of calls from Greenlight Capital during a period of time in 2005. Also, while the Company was gathering documents responsive to the subpoena, allegations were made that the Company's management had authorized the acquisition of these records and that management was subsequently advised that these records had been obtained. The Company's management has stated that these allegations are not true. The Company has cooperated fully with the inquiry by the U.S. Attorney's Office.

        On February 26, 2007, Dana Ross filed a class action complaint in the U.S. District Court for the District of Columbia in which she alleges that Allied Capital Corporation and certain members of management violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder. Thereafter, the court appointed new lead counsel and approved new lead plaintiffs. On July 30, 2007, plaintiffs served an amended complaint. Plaintiffs claim that, between November 7, 2005, and January 22, 2007, Allied Capital either failed to disclose or misrepresented information about its portfolio company, Business Loan Express, LLC. Plaintiffs seek unspecified compensatory and other damages, as well as other relief. The Company believes the lawsuit is without merit, and intends to defend the lawsuit vigorously. On September 13, 2007, the Company filed a motion to dismiss the lawsuit. The motion is pending.

        On October 6, 2008, Rena Nadoff filed a shareholder derivative action in the Superior Court of the District of Columbia, captioned Rena Nadoff v. Walton, et al., 2008 CA 007108, seeking unspecified compensatory and other damages, as well as equitable relief on behalf of Allied Capital Corporation. Ms. Nadoff's suit is substantially similar to a derivative action she filed in February 2007, which the Court dismissed in July 2007. Ms. Nadoff sent a letter to the Company's Board of Directors on October 5, 2007, reciting substantially the same claims and requesting that the Board of Directors investigate her allegations and take appropriate action. The Board of Directors subsequently established a committee, which engaged and was advised by its own counsel, to review the matter. The Board's committee evaluated the allegations in Ms. Nadoff's October 5 letter and recommended that the Board take no further action. After considering both Ms. Nadoff's request and the committee's recommendation, the Board accepted the recommendation. On November 26, 2008, the Company filed a motion to dismiss the second Nadoff lawsuit. On February 3, 2009, the Court denied the motion to dismiss but ordered Ms. Nadoff to file an amended complaint that clearly identifies and sets forth the breaches of fiduciary duty, if any, that are alleged to have occurred after the filing (or dismissal) of the first Nadoff derivative lawsuit. On February 17, 2009, the plaintiff filed an amended complaint as ordered by the Court. The complaint alleges breaches of fiduciary duty by the Board of Directors. The Company intends to file a motion to dismiss.

        In addition, the Company is party to certain lawsuits in the normal course of business. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. For a discussion of civil investigations being conducted regarding the lending practice of Ciena Capital LLC, a portfolio company of the Company, see "Note 3, Portfolio—Ciena Capital LLC."

        While the outcome of any of the open legal proceedings described above cannot at this time be predicted with certainty, the Company does not expect these matters will materially affect its financial condition or results of operations.

 Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Allied Capital Corporation:

        Under date of March 2, 2009, we reported on the consolidated balance sheet of Allied Capital Corporation and subsidiaries as of December 31, 2008 and 2007, including the consolidated statements of investments as of December 31, 2008 and 2007, and the related consolidated statements of operations, changes in net assets and cash flows, and the financial highlights (included in Note 13), for each of the years in the three-year period ended December 31, 2008, which are included in this registration statement. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related financial statement schedule as of and for the year ended December 31, 2008. This financial statement schedule is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement schedule based on our audit.

        In our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects the information set forth therein.

Washington, D.C.
March 2, 2009

 ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

		Amount of Interest or Dividends
PRIVATE FINANCE Portfolio Company (in thousands)	Investment(1)	Credited to Income(6)	Other(2)	December 31, 2007 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2008 Value
Companies More Than 25% Owned
AGILE Fund I, LLC	Equity Interests			$—	$861	$(364)	$497
(Private Equity Fund)
Alaris Consulting, LLC	Senior Loan			—	26,987	(26,987)	—
(Business Services)	Equity Interests			—	6,738	(6,738)	—
AllBridge Financial, LLC	Equity Interests			7,800	25,495	(22,335)	10,960
(Asset Management)
Allied Capital Senior Debt Fund, L.P.	Equity Interests			32,811	—	(1,011)	31,800
(Private Debt Fund)
Avborne, Inc.	Preferred Stock			1,633	—	(691)	942
(Business Services)	Common Stock			—	—	—	—
Avborne Heavy Maintenance, Inc.	Preferred Stock			2,557	—	(2,557)	—
(Business Services)	Common Stock			370	—	(370)	—
Aviation Properties Corporation	Common Stock			—	28	(28)	—
(Business Services)
Border Foods, Inc.	Senior Loan	$2,784		—	49,195	(16,168)	33,027
(Consumer Products)	Preferred Stock			4,648	7,203	—	11,851
	Common Stock			—	—	—	—
Calder Capital Partners, LLC	Senior Loan(5)		$323	3,035	2,349	(4,431)	953
(Asset Management)	Equity Interests			3,559	57	(3,616)	—
Callidus Capital Corporation	Senior Loan	115		—	1,750	(1,750)	—
(Asset Management)	Subordinated Debt	1,838		6,871	13,197	(4,000)	16,068
	Common Stock			44,587	115	(10,325)	34,377
Ciena Capital LLC	Senior Loan(5)			—	319,031	(214,148)	104,883
(Financial Services)	Class A Equity
	Interests			68,609	30,435	(99,044)	—
	Class B Equity
	Interests			—	—	—	—
	Class C Equity
	Interests			—	—	—	—
CitiPostal Inc.	Senior Loan	47		679	2	—	681
(Business Services)	Unitranche Debt	6,326		50,597	951	—	51,548
	Subordinated Debt	1,398		8,049	1,065	—	9,114
	Common Stock	109		12,726	—	(4,110)	8,616
Coverall North America, Inc.	Unitranche Debt	3,974		34,923	44	(3,019)	31,948
(Business Services)	Subordinated Debt	858		5,979	7	(437)	5,549
	Common Stock			27,597	—	(9,629)	17,968
CR Holding, Inc.	Subordinated Debt(5)	4,936		40,812	1,388	(24,840)	17,360
(Consumer Products)	Common Stock			40,934	—	(40,934)	—
Crescent Equity Corp.	Senior Loan	44		433	11	(11)	433
(Business Services)	Subordinated Debt	3,183		33,215	783	(19,715)	14,283
	Subordinated Debt(5)			11,345	1,194	(8,208)	4,331
	Common Stock	36		83,453	4,559	(83,432)	4,580
Direct Capital Corporation	Subordinated Debt(5)	5,886		39,030	19,430	(44,930)	13,530
(Financial Services)	Common Stock			6,906	9,126	(16,032)	—

		Amount of Interest or Dividends
PRIVATE FINANCE Portfolio Company (in thousands)	Investment(1)	Credited to Income(6)	Other(2)	December 31, 2007 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2008 Value
Financial Pacific Company	Subordinated Debt	$11,686		$72,850	$1,304	$(11,965)	$62,189
(Financial Services)	Preferred Stock	1,281		19,330	—	(19,330)	—
	Common Stock			38,544	—	(38,544)	—
ForeSite Towers, LLC	Equity Interest			878	11	—	889
(Tower Leasing)
Global Communications, LLC	Senior Loan(5)			1,822	—	(487)	1,335
(Business Services)
Hot Light Brands, Inc.	Senior Loan(5)			—	30,567	(16,889)	13,678
(Retail)	Common Stock			—	5,151	(5,151)	—
Hot Stuff Foods, LLC	Senior Loan	3,484		50,752	3,143	(11,517)	42,378
(Consumer Products)	Subordinated Debt(5)	1,584		31,244	1,335	(32,579)	—
	Common Stock			—	—	—	—
Huddle House, Inc.	Subordinated Debt	8,689		59,618	1,804	(4,355)	57,067
(Retail)	Common Stock			44,154	—	(23,232)	20,922
IAT Equity, LLC and Affiliates
d/b/a Industrial Air Tool	Subordinated Debt	285		—	6,000	—	6,000
(Industrial Products)	Common Stock			—	8,860	—	8,860
Impact Innovations Group, LLC	Equity Interests
(Business Services)	in Affiliate			320	1	—	321
Insight Pharmaceuticals Corporation	Subordinated Debt	7,808		45,041	1,994	(1,208)	45,827
(Consumer Products)	Subordinated Debt(5)			16,796	741	(5)	17,532
	Preferred Stock			1,462	2,606	—	4,068
	Common Stock			—	—	—	—
Jakel, Inc.	Subordinated Debt(5)			1,563	—	(1,189)	374
(Industrial Products)
Knightsbridge CLO 2007-1 Ltd.(8)	Class E Notes	1,993		—	21,985	(7,119)	14,866
(CLO)	Income Notes	4,801		—	40,735	(5,521)	35,214
Knightsbridge CLO 2008-1 Ltd.	Class C Notes	782		—	16,000	(3,200)	12,800
(CLO)	Class D Notes	535		—	10,000	(2,000)	8,000
	Class E Notes	700		—	13,873	(3,300)	10,573
	Income Notes	1,943		—	33,467	(12,152)	21,315
Legacy Partners Group, Inc.	Senior Loan			3,843	—	(3,843)	—
(Business Services)	Equity Interests			1,332	168	(1,500)	—
	Common Stock			—	2,773	(2,773)	—
Litterer Beteiligungs-GmbH	Subordinated Debt	30		772	56	(828)	—
(Business Services)	Equity Interest			700	1,110	(1,810)	—
MHF Logistical Solutions, Inc.(7)	Subordinated Debt(5)			—	14,329	(14,329)	—
(Business Services)	Preferred Stock			—	—	—	—
	Common Stock			—	—	—	—
MVL Group, Inc.	Senior Loan	3,704		30,639	24	—	30,663
(Business Services)	Subordinated Debt	6,164		39,802	1,192	—	40,994
	Subordinated Debt(5)			141	—	(55)	86
	Common Stock			4,949	—	(4,949)	—
Old Orchard Brands, LLC	Subordinated Debt	3,422		19,544	766	(1,428)	18,882
(Consumer Products)	Equity Interests	1,000		25,419	4,254	(1,910)	27,763
Penn Detroit Diesel Allison, LLC	Subordinated Debt	5,858		39,180	1,572	(2,883)	37,869
(Business Services)	Equity Interests			37,965	25	(16,890)	21,100
Powell Plant Farms, Inc.	Senior Loan			1,534	—	(1,534)	—
(Consumer Products)

		Amount of Interest or Dividends
PRIVATE FINANCE Portfolio Company (in thousands)	Investment(1)	Credited to Income(6)	Other(2)	December 31, 2007 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2008 Value
Service Champ, Inc.	Subordinated Debt	$4,283		$28,351	$716	$(2,083)	$26,984
(Business Services)	Common Stock			26,292	—	(5,136)	21,156
Staffing Partners Holding Company, Inc.	Subordinated Debt			223	286	(509)	—
(Business Services)
Stag-Parkway, Inc.(10)	Unitranche Debt	195		—	17,962	—	17,962
(Business Services)	Common Stock			—	21,010	(14,042)	6,968
Startec Equity, LLC	Equity Interests			430	20	(118)	332
(Telecommunications)
Sweet Traditions, Inc.	Senior Loan			35,229	4,865	(40,094)	—
(Retail)	Preferred Stock			—	950	(950)	—
	Common Stock			—	50	(50)	—
Unitranche Fund LLC	Subordinated	8,321		744	124,679	—	125,423
(Private Debt Fund)	Certificates Equity Interests			1	—	—	1
Worldwide Express Operations, LLC	Subordinated Debt(5)	310		2,670	265	(903)	2,032
(Business Services)	Equity Interests	796		21,516	—	(21,516)	—
	Warrants			272	—	(272)	—

Total companies more than 25% owned		$111,188		$1,279,080			$1,187,722

Companies 5% to 25% Owned
10th Street, LLC	Subordinated Debt	$2,764		$20,645	$794	$—	$21,439
(Business Services)	Equity Interests			1,100	1	(126)	975
	Option			—	25	—	25
Advantage Sales & Marketing, Inc.	Subordinated Debt	19,202		154,854	3,278	(23,132)	135,000
(Business Services)	Equity Interests			10,973	—	(5,973)	5,000
Air Medical Group Holdings LLC	Senior Loan	230		2,980	13,025	(12,866)	3,139
(Healthcare Services)	Equity Interests	1,010		10,800	476	(476)	10,800
Alpine ESP Holdings, Inc.	Preferred Stock	169		749	170	(919)	—
(Business Services)	Common Stock			262	1	(263)	—
Amerex Group, LLC	Subordinated Debt	2,443		8,400	995	(611)	8,784
(Consumer Products)	Equity Interests	2,349		13,713	—	(3,781)	9,932
BB&T Capital Partners/Windsor
Mezzanine Fund, LLC	Equity Interests			11,467	51	(455)	11,063
(Private Equity Fund)
Becker Underwood, Inc.	Subordinated Debt	3,739		24,798	704	—	25,502
(Industrial Products)	Common Stock			4,190	—	(1,923)	2,267
BI Incorporated	Subordinated Debt	2,722		30,499	116	(30,615)	—
(Business Services)	Common Stock			7,382	—	(7,382)	—
Creative Group, Inc.	Subordinated Debt			6,197	8,877	(15,074)	—
(Business Services)	Common Stock			—	—	—	—
	Warrant			—	—	—	—
Drew Foam Companies, Inc.	Preferred Stock			396	215	(99)	512
(Business Services)	Common Stock			—	1	(1)	—
Driven Brands, Inc.(11)	Subordinated Debt	2,669		—	83,698	—	83,698
(Consumer Services)	Common Stock			—	9,516	(4,661)	4,855
Hilden America, Inc.	Common Stock			—	454	(378)	76
(Consumer Products)

		Amount of Interest or Dividends
PRIVATE FINANCE Portfolio Company (in thousands)	Investment(1)	Credited to Income(6)	Other(2)	December 31, 2007 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2008 Value
Lydall Transport, Ltd.	Equity Interests			$—	$432	$(87)	$345
(Business Services)
MedBridge Healthcare, LLC	Senior Loan	$749	$372	7,164	—	(7,164)	—
(Healthcare Services)	Subordinated Debt		31	2,406	3,762	(6,168)	—
	Convertible
	Subordinated Debt			—	—	—	—
	Equity Interests			—	1,425	(1,425)	—
MHF Logistical Solutions, Inc.(7)	Subordinated Debt(5)			9,280	—	(9,280)	—
(Business Services)	Common Stock			—	—	—	—
	Warrants			—	—	—	—
Multi-Ad Services, Inc.	Unitranche Debt	1,076		19,704	73	(16,836)	2,941
(Business Services)	Equity Interests			940	1,116	(274)	1,782
Progressive International Corporation	Subordinated Debt	131		1,545	40	(1,585)	—
(Consumer Products)	Preferred Stock			1,038	87	—	1,125
	Common Stock			4,900	—	(300)	4,600
	Warrants			—	—	—	—
Regency Healthcare Group, LLC	Senior Loan	3		—	—	—	—
(Healthcare Services)	Unitranche Debt	1,291		11,941	10	(1,126)	10,825
	Equity Interests	25		1,681	575	(206)	2,050
SGT India Private Limited	Common Stock			3,075	38	(3,113)	—
(Business Services)
Soteria Imaging Services, LLC	Subordinated Debt	1,730		13,744	1,923	(11,613)	4,054
(Healthcare Services)	Equity Interests	74		2,686	10	(725)	1,971
Triax Holdings, LLC(9)	Subordinated Debt(5)			—	10,389	(10,389)	—
(Consumer Products)	Equity Interests			—	42,114	(42,114)	—
Universal Environmental Services, LLC	Equity Interests			—	249	(249)	—
(Business Services)

Total companies 5% to 25% owned		$42,376		$389,509			$352,760

This schedule should be read in conjunction with the Company's consolidated financial statements, including the consolidated statement of investments and Note 3 to the consolidated financial statements. Note 3 includes additional information regarding activities in the private finance portfolio.

(1)
Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted. The principal amount for loans and debt securities and the number of shares of common stock and preferred stock is shown in the consolidated statement of investments as of December 31, 2008.

(2)
Other includes interest, dividend, or other income which was applied to the principal of the investment and therefore reduced the total investment. These reductions are also included in the Gross Reductions for the investment, as applicable.

(3)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(4)
Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(5)
Loan or debt security is on non-accrual status at December 31, 2008, and is therefore considered non-income producing. Loans or debt securities on non-accrual status at the end of the period may or may not have been on non-accrual status for the full period.

(6)
Represents the total amount of interest or dividends credited to income for the portion of the year an investment was included in the companies more than 25% owned or companies 5% to 25% owned categories, respectively.

(7)
In the first quarter of 2008, the Company exercised its option to acquire a majority of the voting securities of MHF Logistical Solutions, Inc. (MHF). Therefore, MHF was reclassified to companies more than 25% owned in the first quarter of 2008. At December 31, 2007, the Company's investment in MHF was included in the companies 5% to 25% owned category.

(8)
On March 31, 2008, the Company assumed the management of Knightsbridge CLO 2007-1. Therefore, this investment was reclassified to companies more than 25% owned. At December 31, 2007, this investment was included in the companies 5% to 25% owned category.

(9)
During the year ended December 31, 2008, the Company's equity interests in Triax Holding, LLC received voting rights. Therefore this investment was reclassified to companies 5% to 25% owned.

(10)
In November 2008, the Company foreclosed on the common stock of Stag-Parkway, Inc. ("Stag-Parkway"). Therefore, Stag-Parkway was reclassified to companies more than 25% owned in the fourth quarter. At December 31, 2007 Stag-Parkway was included in the companies less than 5% owned category.

(11)
In October 2008, the Company sold its investment in Driven Brands, Inc. ("Driven Brands") and re-invested in the voting common stock of Driven Brands. Therefore, this investment was reclassified to companies 5% to 25% owned. At December 31, 2007 Driven Brands was included in the companies less than 5% owned category.

ANNEX A

Agreement and Plan of Merger

AGREEMENT AND PLAN OF MERGER

among

ARES CAPITAL CORPORATION

ARCC ODYSSEY CORP.

and

ALLIED CAPITAL CORPORATION

Dated as of October 26, 2009

(continued)

(continued)

Index of Defined Terms

Section
Administration Agreement	9
Administrator	4.22(a)
Affiliate	9
Agreement	Preamble
Articles of Merger	1.3
Bankruptcy and Equity Exception	3.3(a)
Bankruptcy Code	9
Bankruptcy Event	9
Bankruptcy Laws	9
BDC	9
Business Day	9
Business Employees	6.5(b)
Callidus	9
Certificate	1.5(d)
Ciena	9
Closing	1.2
Closing Date	1.2
COBRA	9
Code	9
Company	Preamble
Company Adverse Recommendation Change	6.7(c)
Company Articles	9
Company Benefit Plans	3.15(a)
Company Bylaws	9
Company Capitalization Date	3.2(a)
Company Common Stock	1.5(b)
Company Credit Agreement	9
Company D&O Policies	6.6(b)
Company Disclosure Schedule	10.10
Company Exemptive Order	9
Company Insurance Policy	3.17(a)
Company Intellectual Property Rights	3.20
Company Interim Financials	9
Company Managed Funds	9
Company Material Contract	3.16(a)
Company Matters	9
Company Outstanding Debt	9
Company Private Note Agreement	9
Company Private Notes	9
Company Property	3.22(a)
Company Public Notes	9
Company Quarterly Report	9
Company Recommendation	6.7(c)
Company REIT	9
Company Requisite Regulatory Approvals	3.4
Company Right	9

Index of Defined Terms

(continued)

Section
Company SEC Reports	3.5(b)
Company Stock Option	1.6(a)
Company Stock Option Plan	9
Company Stockholders Meeting	6.3(a)
Confidentiality Agreement	9
Conforming Amendment	10.11
Consolidated Subsidiary	9
Contract	9
Current Premium	6.6(b)
Disclosure Schedule	10.10
DOJ	6.1(a)
EDGAR	9
Effective Time	1.3
Employees	9
Environmental Laws	9
ERISA	9
ERISA Affiliate	3.15(d)
ERISA Plan	3.15(d)
Exchange Act	9
Exchange Agent	2.1
Exchange Agent Agreement	2.1
Exchange Fund	2.2
Exchange Ratio	9
Financing Consents	9
FIRPTA Certificate	7.2(e)
FTC	6.1(a)
GAAP	9
Governmental Entity	9
HSR Act	9
Indemnified Liabilities	6.6(a)
Indemnified Parties	6.6(a)
Initial Shares	9
Intellectual Property Rights	3.20
Investment Adviser	4.22(a)
Investment Advisers Act	9
Investment Advisory Agreement	9
Investment Company Act	9
IRS	9
Joint Proxy Statement/Prospectus	3.4
knowledge	9
Law	9
Lease	9
Leased Real Property	3.22(b)
Letter of Transmittal	2.3(a)
liabilities	9
Liens	9

Index of Defined Terms

(continued)

Section
Managed Fund	9
Material Adverse Effect	9
Merger	Recitals
Mergers	Recitals
Merger Consideration	1.5(c)
Merger Sub	Preamble
Merger Sub Common Stock	1.5(a)
MGCL	9
Multiemployer Plan	3.15(d)
NASDAQ	9
NYSE	9
Notice of a Superior Proposal	6.7(d)
Order	9
Organizational Documents	9
Owned Real Property	3.22(b)
Parent	Preamble
Parent Adverse Recommendation Change	6.8(a)
Parent Articles	9
Parent Average Closing Price	1.6(c)
Parent Benefit Plans	4.14
Parent Bylaws	9
Parent Capitalization Date	4.2(a)
Parent Common Stock	9
Parent Disclosure Schedule	10.10
Parent Insurance Policy	4.16
Parent Intellectual Property Rights	4.19
Parent Interim Financials	9
Parent Managed Fund Contracts	9
Parent Managed Funds	9
Parent Material Contracts	4.15(a)
Parent Matters	9
Parent Quarterly Report	9
Parent Recommendation	6.8(a)
Parent Requisite Regulatory Approvals	4.4
Parent SEC Reports	4.5(b)
Parent Stockholders Meeting	6.3(b)
party	9
PBGC	9
Permit	9
Person	9
Previously Disclosed	9
Prior Quarter	6.11(b)
Proceeding	9
Property Agreements	9
REA	9
Real Property	3.22(b)

Index of Defined Terms

(continued)

Section
Reference Price	9
Registration Statement	3.4
Registration Statement Tax Opinion	9
Regulatory Approvals	9
REIT	3.13(c)
Representatives	6.7(a)
Reverse Termination Fee	8.2(a)
RIC	3.13(b)
Rights	3.2(a)
Sarbanes-Oxley Act	9
SEC	9
Securities Act	9
Schedule of Investments	5.3
SDAT	1.3
Second Merger	Recitals
Special Termination Event	9
Special Termination Fee	8.2(a)(ii)
Superior Proposal	9
Surviving Company	Recitals
Takeover Approval	6.7(c)(ii)
Takeover Proposal	9
Takeover Statutes	3.10
Tax	9
Tax Dividend	9
Tax Return	9
Termination Date	8.1(b)(i)
Termination Fee	8.2(a)(i)
Transactions	9
Voting Debt	3.2(a)
WARN	3.15(k)
WARN Notice	6.5(g)

AGREEMENT AND PLAN OF MERGER

        AGREEMENT AND PLAN OF MERGER, dated as of October 26, 2009 (this "Agreement"), among Allied Capital Corporation, a Maryland corporation (the "Company"), Ares Capital Corporation, a Maryland corporation ("Parent"), and ARCC Odyssey Corp., a Maryland corporation and wholly owned direct Consolidated Subsidiary of Parent ("Merger Sub").

RECITALS

        A.    The Boards of Directors of the Company and Parent have determined that it is advisable and in the best interests of their respective companies and their respective stockholders to consummate the strategic business combination transaction provided for in this Agreement in which Merger Sub shall, on the terms and subject to the conditions set forth in this Agreement, merge with and into the Company (the "Merger"), with the Company as the surviving company in the Merger (sometimes referred to in such capacity as the "Surviving Company"). Immediately after the Merger, the Surviving Company shall merge with and into Parent (the "Second Merger," and together with the Merger, the "Mergers").

        B.    The parties intend the Mergers together to be treated as a "reorganization" within the meaning of Section 368(a) of the Code and intend for this Agreement to constitute a "plan of reorganization" within the meaning of the Code.

        C.    The parties desire to make certain representations, warranties, covenants and other agreements in connection with the Merger and also to prescribe certain conditions to the Merger.

        NOW, THEREFORE, in consideration of the representations, warranties, covenants and other agreements contained in this Agreement, the parties agree as follows:

ARTICLE I

THE MERGER

        1.1    The Merger.     Subject to the terms and conditions of this Agreement, in accordance with the MGCL, at the Effective Time, Merger Sub shall merge with and into the Company. The Company shall be the surviving company in the Merger and shall continue its existence as a corporation under the Laws of the State of Maryland, subject to Section 6.12. As of the Effective Time, the separate corporate existence of Merger Sub shall cease.

        1.2    Closing.     On the terms and subject to the conditions set forth in this Agreement, the closing of the Merger (the "Closing") shall take place at 10:00 a.m., New York City time, at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York 10036-8299, on the date that is three Business Days after the satisfaction or waiver of the latest to occur of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless otherwise agreed in writing by the parties to this Agreement (the "Closing Date").

        1.3    Effective Time.     The Merger shall become effective as set forth in the articles of merger (the "Articles of Merger") that shall be filed with and accepted for record by the State Department of Assessments and Taxation of Maryland (the "SDAT") on the Closing Date. The term "Effective Time" shall be the date and time when the Merger becomes effective as set forth in the Articles of Merger.

        1.4    Effects of the Merger.     At and after the Effective Time, the Merger shall have the effects set forth in the MGCL.

        1.5    Conversion of Capital Stock.     At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent or Merger Sub or the holder of any of the following securities:

          (a)   Each share of common stock, par value $0.001 per share, of Merger Sub (the "Merger Sub Common Stock") issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of the Surviving Company.

          (b)   All shares of common stock, par value $0.0001 per share, of the Company issued and outstanding immediately prior to the Effective Time (the "Company Common Stock") that are owned by Parent or any of its Consolidated Subsidiaries (including Merger Sub) shall be cancelled and shall cease to exist and no shares of the Parent Common Stock or any other consideration shall be delivered in exchange therefor.

          (c)   Subject to Section 1.5(e), each share of the Company Common Stock, except for shares of the Company Common Stock owned by Parent or any of its Consolidated Subsidiaries (including Merger Sub), shall be converted, in accordance with the procedures set forth in Article II, into the right to receive a number of shares of the Parent Common Stock as determined by the Exchange Ratio (the "Merger Consideration").

          (d)   All of the shares of the Company Common Stock converted into the right to receive the Merger Consideration pursuant to this Article I shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the Effective Time, and each certificate previously representing any such shares of the Company Common Stock (each, a "Certificate") shall thereafter represent only the right to receive the Merger Consideration, cash in lieu of fractional shares into which the shares of the Company Common Stock represented by such Certificate have been converted pursuant to Section 2.3(f) and any dividends or other distributions payable pursuant to Section 2.3(c).

          (e)   Between the date of this Agreement and the Effective Time, if the outstanding shares of the Parent Common Stock shall have themselves been increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend (other than as a result of shares delivered pursuant to Parent's dividend reinvestment plan) or dividend payable in any other securities shall be declared with a record date within such period, or if any other similar event shall have occurred, the Merger Consideration, the Exchange Ratio and the Reference Price shall be appropriately adjusted to provide to the holders of the Company Common Stock and the Company Stock Options the same economic effect as contemplated by this Agreement prior to such event.

        1.6    Stock Options.

          (a)   Prior to the Closing Date, the Company's Board of Directors shall adopt such resolutions and take such other actions as are necessary and sufficient to cause all outstanding unvested and unexercisable options to purchase shares of the Company Common Stock issued pursuant to the Company Stock Option Plan (each outstanding option to purchase shares of the Company Common Stock issued pursuant to the Company Stock Option Plan, whether or not vested and exercisable, a "Company Stock Option") to be fully vested and exercisable. In addition, at least three Business Days prior to the Effective Time, the Company shall provide the Company Stock Option holders the opportunity to provide the Company with a notice to exercise some or all of the outstanding Company Stock Options held by them, such exercise to be effective as of the Effective Time; provided that the resolutions and actions of the Company's Board of Directors to cause all unvested and unexercisable Company Stock Options to be fully vested and exercisable as of the Effective Time, and the exercise of such Company Stock Options by the holders thereof, shall be contingent on the Effective Time occurring. The Company Common Stock acquired upon such exercise shall be converted at the Effective Time into the right to receive the Merger Consideration and Parent shall take, or cause to be taken, all actions reasonably necessary to issue, as soon as reasonably practicable (but in no event later than five Business Days) after the Effective Time, shares of the Parent Common Stock in respect thereof to the holders of the Company Stock Options exercised, in accordance with their terms, pursuant to this Section 1.6(a).

          (b)   At the Effective Time, each Company Stock Option, whether previously vested or unvested, that has not been exercised (whether pursuant to Section 1.6(a) or otherwise) and that has an exercise price per share:

            (i)    equal to or greater than the product of (a) the Parent Average Closing Price and (b) the Exchange Ratio, shall be cancelled without any payment therefor and

            (ii)   less than the product of (a) the Parent Average Closing Price and (b) the Exchange Ratio, shall be cancelled and shall only entitle the holder thereof to receive, at the election of the holder, either

              (A)  a lump sum cash amount, as soon as reasonably practicable (but in no event later than ten Business Days) after the Effective Time, equal to the product of (u) x (w), where (u) is the excess of the Parent Average Closing Price multiplied by the Exchange Ratio over the exercise price per share under such Company Stock Option and (w) is the total number of shares of the Company Common Stock subject to the Company Stock Option for which this election is made, less applicable withholdings, or

              (B)  a number of shares of the Parent Common Stock equal to (i) the product of (x) the total number of shares of the Company Common Stock subject to the Company Stock Option for which this election is made times (y) the excess of (1) the Parent Average Closing Price multiplied by the Exchange Ratio over (2) the exercise price per share under such Company Stock Option, less applicable withholdings, divided by (ii) the Parent Average Closing Price; provided, that each holder of Company Stock Options who would otherwise have been entitled to receive a fraction of a share of the Parent Common Stock (with all calculations rounded to three decimal places) shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of the Parent Common Stock multiplied by (ii) the Parent Average Closing Price.

At least three Business Days prior to the Effective Time, the Company shall provide the Company Stock Option holders the opportunity to make the election provided by this Section 1.6(b) with respect to some or all of the outstanding Company Stock Options held by them, such election to be effective as of the Effective Time; provided that the resolutions and actions of the Company's Board of Directors authorizing the election provided by this Section 1.6(b) and a holder's election pursuant to this Section 1.6(b) shall be contingent on the Effective Time occurring; provided, further, that if any Company Stock Option holder fails to make an election pursuant to this Section 1.6(b), such holder shall be deemed to have made an election to receive shares of the Parent Common Stock pursuant to this Section 1.6(b)(ii)(B). Parent shall take, or cause to be taken, all actions reasonably necessary to issue to the holders of the Company Stock Options who have made an election to receive shares of the Parent Common Stock pursuant to this Section 1.6(b)(ii)(B), shares of the Parent Common Stock to the extent of such holder's election as soon as reasonably practicable (but in no event later than five Business Days) after the Effective Time.

          (c)   For purposes of this Section 1.6, "Parent Average Closing Price" means the average closing price per share of the Parent Common Stock on NASDAQ (as reported by Bloomberg L.P. or, if not reported thereby, by another authoritative source mutually agreed by the parties) for the five consecutive trading days immediately preceding the Closing Date.

          (d)   Prior to the Closing Date, the Company's Board of Directors shall adopt such resolutions and take such other actions as are necessary and sufficient to effectuate the provisions of this Section 1.6(d) and to cause the Company Stock Option Plan to be terminated as of the Effective Time.

        1.7    Charter and Bylaws of the Surviving Company.     The charter of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Charter of the Surviving Company as of the Effective Time. The bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Company until thereafter amended in accordance with applicable Law and the terms of such bylaws.

        1.8    Directors and Officers.     Subject to applicable Law, the directors of Merger Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Company and shall hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal. The officers of Parent immediately prior to the Effective Time shall be the initial officers of the Surviving Company and shall hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal. At the Effective Time, Parent's Board of Directors shall be increased by at least one member and Parent shall submit the name of one member of the Company's Board of Directors for consideration to Parent's Nominating and Governance Committee to fill the vacancy.

        1.9    Effect on the Parent Common Stock.     Each share of the Parent Common Stock outstanding immediately prior to the Effective Time shall remain outstanding.

ARTICLE II

DELIVERY OF MERGER CONSIDERATION

        2.1    Exchange Agent.     Prior to the Effective Time, Parent shall appoint Parent's transfer agent to act as exchange agent (the "Exchange Agent") hereunder, pursuant to an agreement (the "Exchange Agent Agreement"), the form of which shall be subject to the Company's prior approval (such prior approval not to be unreasonably withheld, conditioned or delayed).

        2.2    Deposit of Merger Consideration.     At or prior to the Effective Time, Parent shall deposit with the Exchange Agent, in trust for the benefit of holders of shares of the Company Common Stock, (a) certificates representing the Parent Common Stock issuable pursuant to Section 1.5(c) (or otherwise shall make shares of the Parent Common Stock available for such issuance) minus the aggregate number of shares of the Parent Common Stock that is represented by the fractional shares for which the Exchange Agent shall pay an amount in cash to the holders thereof and (b) cash sufficient to pay the cash for fractional shares in accordance with Section 2.3(f) and any dividends or other distributions pursuant to Section 2.3(c). Parent shall make available to the Exchange Agent, from time to time as needed, additional cash sufficient to pay cash in lieu of fractional shares pursuant to Section 2.3(f) and any dividends and other distributions pursuant to Section 2.3(c). Any cash and certificates of the Parent Common Stock deposited with the Exchange Agent (or shares of the Parent Common Stock otherwise made available to the Exchange Agent pursuant to this Section 2.2) shall hereinafter be referred to as the "Exchange Fund."

        2.3    Delivery of Merger Consideration.

          (a)   As soon as reasonably practicable after the Effective Time, but in any event within five Business Days, the Exchange Agent shall mail to each holder of record of Certificate(s) that immediately prior to the Effective Time represented outstanding shares of the Company Common

  Stock that were converted into the right to receive the Merger Consideration pursuant to Section 1.5(c) and any cash in lieu of fractional shares of the Parent Common Stock to be issued or paid in consideration therefor and any dividends and other distributions pursuant to Section 2.3(c), (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to Certificate(s) shall pass, only upon delivery of Certificate(s) (or affidavits of loss in lieu of such Certificates)) to the Exchange Agent and shall be substantially in such form and have such other provisions as shall be prescribed by Parent and the Exchange Agent Agreement (the "Letter of Transmittal") and (ii) instructions for use in surrendering Certificate(s) in exchange for the Merger Consideration, any cash in lieu of fractional shares of the Parent Common Stock to be issued or paid in consideration therefor and any dividends or other distributions to which such holder is entitled pursuant to Section 2.3(c).

          (b)   Subject to Section 2.3(f), upon surrender to the Exchange Agent of its Certificate or Certificates, accompanied by a properly completed Letter of Transmittal, a holder of the Company Common Stock shall be entitled to receive promptly after the Effective Time the Merger Consideration and any cash in lieu of fractional shares of the Parent Common Stock to be issued or paid in consideration therefor in respect of the shares of the Company Common Stock represented by its Certificate or Certificates and any dividends or other distributions to which such holder is entitled to pursuant to Section 2.3(c). The Exchange Fund shall not be used for any other purpose other than the purposes provided for in the immediately preceding sentence. Until so surrendered, each such Certificate shall represent after the Effective Time, for all purposes, only the right to receive, without interest, the Merger Consideration and, subject to Section 2.3(f), any cash in lieu of fractional shares of the Parent Common Stock to be issued or paid in consideration therefor upon surrender of such Certificate in accordance with this Article II, and any dividends or other distributions to which such holder is entitled pursuant to this Article II.

          (c)   No dividends or other distributions with respect to the Parent Common Stock shall be paid to the holder of any unsurrendered Certificate with respect to the shares of the Parent Common Stock represented thereby, in each case unless and until the surrender of such Certificate in accordance with this Article II. Subject to the effect of applicable abandoned property, escheat or similar Laws, following surrender of any such Certificate in accordance with this Article II, the record holder thereof shall be entitled to receive, without interest, (i) the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to the whole shares of the Parent Common Stock represented by such Certificate and not paid and/or (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to shares of the Parent Common Stock represented by such Certificate with a record date after the Effective Time (but before such surrender date) and with a payment date subsequent to the issuance of the Parent Common Stock issuable with respect to such Certificate.

          (d)   Notwithstanding anything herein to the contrary, in the event of a transfer of ownership of a Certificate representing the Company Common Stock that is not registered in the stock transfer records of the Company, the shares of the Parent Common Stock and cash in lieu of fractional shares of the Parent Common Stock comprising the Merger Consideration, and any dividends or other distributions payable pursuant to Section 2.3(c), shall be issued or paid in exchange therefor to a Person other than the Person in whose name the Certificate so surrendered is registered if the Certificate formerly representing such Company Common Stock shall be properly endorsed or otherwise be in proper form for transfer. To the extent Parent reasonably determines that any transfer or other similar Taxes required by reason of the payment or issuance to a Person other than the registered holder of the Certificate are required to be paid, the Person requesting such payment or issuance shall establish to the reasonable satisfaction of Parent that the Tax has been paid by such Person or is not applicable.

          (e)   After the Effective Time, there shall be no transfers on the stock transfer books of the Company of the shares of the Company Common Stock that were issued and outstanding immediately prior to the Effective Time other than to settle transfers of the Company Common Stock that occurred prior to the Effective Time. Subject to Section 2.3(d), if, after the Effective Time, Certificates representing such shares are presented for transfer to the Exchange Agent, they shall be cancelled and exchanged for the Merger Consideration and, subject to Section 2.3(f), any cash in lieu of fractional shares of the Parent Common Stock to be issued or paid in consideration therefor in accordance with the procedures set forth in this Article II, and any dividends or other distributions to which such holder is entitled pursuant to this Article II.

          (f)    No certificates or scrip representing fractional shares of the Parent Common Stock shall be issued upon the conversion of the Company Common Stock pursuant to Section 1.5(c), and such fractional share interests shall not entitle the owner thereof to vote or to any rights of a holder of the Parent Common Stock. Each holder of shares of the Company Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of the Parent Common Stock (after taking into account all Certificates delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of the Parent Common Stock multiplied by (ii) the Reference Price. For purposes of this Section 2.3(f), all fractional shares to which a single record holder would be entitled shall be aggregated and calculations shall be rounded to three decimal places.

          (g)   Any portion of the Exchange Fund that remains unclaimed by the stockholders of the Company as of the first anniversary of the Effective Time may be paid to Parent, upon Parent's written demand to the Exchange Agent. In such event, any former stockholders of the Company who have not theretofore complied with this Article II shall thereafter look only to Parent with respect to the Merger Consideration, any cash in lieu of any fractional shares and any unpaid dividends and other distributions on the Parent Common Stock deliverable in respect of each share of the Company Common Stock such stockholder holds as determined pursuant to this Agreement, in each case, without any interest thereon. Notwithstanding the foregoing, none of Parent, the Company, the Surviving Company, Merger Sub, the Exchange Agent or any other Person shall be liable to any former holder of shares of the Company Common Stock for any amount delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar Laws.

          (h)   In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if reasonably required by Parent or the Exchange Agent, the posting by such Person of a bond in such amount as Parent may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration, any cash in lieu of any fractional shares and any unpaid dividends and other distributions on the Parent Common Stock, in each case, deliverable in respect thereof pursuant to this Agreement.

          (i)    Parent or the Exchange Agent shall be entitled to deduct and withhold from amounts payable pursuant to this Agreement, including the Merger Consideration, to any holder of the Company Common Stock such amounts as it determines in good faith are required to be deducted and withheld with respect to the making of such payment under the Code, or under any provision of state, local or foreign Tax Law. To the extent that amounts are so withheld and paid over to the appropriate Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the recipient.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        No representation or warranty of the Company contained in this Article III (other than the representations and warranties contained in Sections 3.1(a) (first and last sentence), 3.3(a) and 3.3(b)(i) , which shall be true and correct in all material respects, Section 3.2, which shall be true and correct except to a de minimis extent (relative to Section 3.2 taken as a whole) or except in any way that reasonably is not adverse to Parent, and Sections 3.1(b), 3.7, 3.8(a) , 3.13(b) (the last sentence), 3.16(a) and 3.23, which shall be true and correct in all respects) shall be deemed untrue, and the Company shall not be deemed to have breached a representation or warranty, as a consequence of the existence of any fact, event or circumstance unless such fact, circumstance or event, individually or taken together with all other facts, events or circumstances inconsistent with any representation contained in this Article III (read for this purpose without regard to any individual reference to "materiality," "Material Adverse Effect" or words of similar import set forth in this Article III) has had or is reasonably likely to have a Material Adverse Effect with respect to the Company.

        Subject to the foregoing, except with respect to matters that have been Previously Disclosed, the Company hereby represents and warrants to Parent as follows as of the date hereof and as of the Effective Time:

        3.1    Corporate Organization.

          (a)   The Company is a corporation duly incorporated and validly existing under the laws of the State of Maryland and in good standing with the SDAT. The Company has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted in all material respects, and is duly licensed or qualified to do business in all material respects as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary. The Company has duly elected to be regulated as a BDC pursuant to the Investment Company Act and such election has not been revoked or withdrawn and is in full force and effect.

          (b)   True, complete and correct copies of the Company Articles and the Company Bylaws, as in effect as of the date of this Agreement, have previously been publicly filed by the Company and are available to Parent.

          (c)   Each Consolidated Subsidiary of the Company (i) is duly incorporated or duly formed, as applicable to each such Consolidated Subsidiary, and validly existing and in good standing under the Laws of its jurisdiction of organization, (ii) has the requisite corporate (or similar) power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted in all material respects and (iii) is duly licensed or qualified to do business in all material respects as a foreign corporation or other business entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary.

        3.2    Capitalization.

          (a)   The authorized capital stock of the Company consists of 400,000,000 shares of stock of which, as of October 23, 2009 (the "Company Capitalization Date"), no more than 179,361,775 shares were issued and outstanding, all of which were the Company Common Stock. No shares of authorized capital stock of the Company have been classified as anything but the Company Common Stock. As of the Company Capitalization Date, there were outstanding Company Stock Options to purchase an aggregate of 24,540,171 shares of the Company Common Stock. As of the Company Capitalization Date, there were 28,552,687 shares of the Company Common Stock reserved for issuance under the Company Stock Option Plan. All of the issued and outstanding shares of the Company Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to the Company attaching to the ownership thereof. As of the date of this Agreement, no bonds, debentures, notes or other indebtedness having the right to vote on any matters on which stockholders of the Company may vote ("Voting Debt") are issued or outstanding. As of the Company Capitalization Date, except pursuant to this Agreement as set forth in this Section 3.2 (including as contemplated in Section 3.2(b)), the Company does not have and is not bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character ("Rights") calling for the purchase or issuance of, or the payment of any amount based on, any shares of the Company Common Stock, Voting Debt or any other equity securities of the Company or any securities representing the right to purchase or otherwise receive any shares of the Company Common Stock, Voting Debt or other equity securities of the Company. There are no obligations of the Company or any of its Consolidated Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of capital stock of the Company, Voting Debt or any equity security of the Company or its Consolidated Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock, Voting Debt or any other equity security of the Company or its Consolidated Subsidiaries or (ii) pursuant to which the Company or any of its Consolidated Subsidiaries is or could be required to register shares of the Company's capital stock or other securities under the Securities Act. All of the Company Common Stock sold has been sold pursuant to an effective registration statement filed under the Securities Act or an appropriate exemption therefrom and in accordance with the Investment Company Act.

          (b)   Other than awards under the Company Stock Option Plan that are outstanding as of the Company Capitalization Date, no other equity-based awards issued by the Company or any of its Consolidated Subsidiaries are outstanding as of the Company Capitalization Date. The Company has Previously Disclosed a true, complete and correct list of the aggregate number of shares of the Company Common Stock issuable upon the exercise of each Company Stock Option granted under the Company Stock Option Plan that were outstanding as of the Company Capitalization Date and the exercise price for each such Company Stock Option. Since the Company Capitalization Date through the date hereof, the Company has not (i) issued or repurchased any shares of the Company Common Stock, Voting Debt or other equity securities of the Company, other than the issuance of shares of the Company Common Stock in connection with the exercise of the Company Stock Options or settlement in accordance with the terms of the Company Stock Option Plan that were outstanding on the Company Capitalization Date or (ii) issued or awarded any options, stock appreciation rights, restricted shares, restricted stock units, deferred equity units, awards based on the value of the Company's capital stock or any other equity-based awards. From January 1, 2009 through the date of this Agreement, except as expressly provided for in this Agreement, neither the Company nor any of its Consolidated Subsidiaries has (A) accelerated the vesting of or lapsing of restrictions with respect to any material stock-based compensation awards or long term incentive compensation awards, (B) with respect to executive officers of the Company or any of its Consolidated Subsidiaries, entered into or amended any material employment, severance, change of control or similar agreement (including any agreement providing for the reimbursement of excise Taxes under Section 4999 of the Code) or (C) adopted or amended any material Company Benefit Plan (as defined below), except to the extent required by applicable Law.

          (c)   All of the issued and outstanding shares of capital stock or other equity ownership interests of each Consolidated Subsidiary of the Company are owned by the Company, directly or indirectly, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. No Consolidated Subsidiary of the Company has or is bound by any outstanding Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of capital stock or any other equity security of such Consolidated Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Consolidated Subsidiary.

        3.3    Authority; No Violation.

        (a)   The Company has full corporate power and authority to execute and deliver this Agreement and to consummate the Transactions (other than the Second Merger). The execution and delivery of this Agreement and the consummation of the Transactions (other than the Second Merger) have been duly and validly approved by the Board of Directors of the Company. The Board of Directors of the Company has determined that this Agreement and the terms of the Merger and the related Transactions (other than the Second Merger) are advisable and in the best interests of the Company and its stockholders, has approved the Company Matters and has directed that the Company Matters be submitted to the Company's stockholders for approval at a duly held meeting of such stockholders and has adopted a resolution to the foregoing effect. Except for receipt of the affirmative vote of the holders of at least two-thirds of the shares of the Company Common Stock entitled to vote to approve the Company Matters pursuant to this Agreement, the Merger and the other Transactions (other than the Second Merger) have been authorized by all necessary corporate action. This Agreement has been duly and validly executed and delivered by the Company and (assuming due authorization, execution and delivery by Parent and Merger Sub) constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar Laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (the "Bankruptcy and Equity Exception")).

          (b)   Neither the execution and delivery of this Agreement by the Company nor the consummation by the Company of the Transactions (other than the Second Merger), nor compliance by the Company with any of the terms or provisions of this Agreement, will (i) violate any provision of the Company Articles or the Company Bylaws, or (ii) assuming that the consents, approvals and filings referred to in Section 3.3(a) and Section 3.4 are duly obtained and/or made, (A) violate any Law or Order applicable to the Company, any of its Consolidated Subsidiaries or any of their respective properties or assets or (B) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of the Company or any of its Consolidated Subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which the Company or any of its Consolidated Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii), any such violation, conflict, breach, default, termination, cancellation, acceleration or creation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.

          (c)   Neither the consummation by the Company of the Transactions nor compliance by the Company with any of the terms or provisions of this Agreement will, assuming that the consents, rating agency confirmations, approvals, authorizations, notices and filings Previously Disclosed are duly obtained or made, violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, confirmation, approval or authorization of, or notice to or filing with any third-party with respect to, any of the terms, conditions or provisions of any Company Managed Fund Contract.

        3.4    Governmental Consents.     Except for (i) the Regulatory Approvals that have been Previously Disclosed by the Company in Section 3.4 of the Company Disclosure Schedule (collectively, the "Company Requisite Regulatory Approvals"), (ii) the filing with the SEC of a joint proxy statement in definitive form relating to the meeting of the Company's stockholders and the meeting of Parent's stockholders to be held in connection with this Agreement and the Transactions (the "Joint Proxy Statement/Prospectus") and of a registration statement on Form N-14 or such other appropriate SEC form (the "Registration Statement") in which the Joint Proxy Statement/Prospectus will be included as a prospectus (the "Prospectus"), and declaration of effectiveness of the Registration Statement, (iii) the filing of the Articles of Merger with and the acceptance for record of the Articles of Merger by the SDAT, (iv) any notices or filings under the HSR Act and (v) such filings and approvals as are required to be made or obtained under the securities or "Blue Sky" Laws of various states in connection with the issuance of the shares of the Parent Common Stock pursuant to this Agreement and approval of listing of such Parent Common Stock on NASDAQ and the Company Public Notes on NASDAQ, NYSE or other applicable exchanges, no material consents or approvals of or filings or registrations with any Governmental Entity are necessary in connection with the consummation by the Company of the Merger and the other Transactions. No consents or approvals of or filings or registrations with any Governmental Entity are necessary in connection with the execution and delivery by the Company of this Agreement other than (i) the reporting of this Agreement on a Current Report on Form 8-K or (ii) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.

        3.5    Reports; Regulatory Matters.

          (a)   The Company and each of its Consolidated Subsidiaries, in all material respects, have timely filed all reports, schedules, registrations, statements, certifications and other documents, together with any amendments required to be made with respect thereto, that they were required to file since January 1, 2008 with the SEC, the NYSE and any other Governmental Entity, and all other reports and statements required to be filed by them since January 1, 2008 pursuant to the Laws of any Governmental Entity, and have paid all fees and assessments due and payable in connection therewith. To the knowledge of the Company, since January 1, 2008, no Governmental Entity has initiated or has pending any Proceeding or investigation into the business, disclosures or operations of the Company or any of its Consolidated Subsidiaries. To the knowledge of the Company, since January 1, 2008, no Governmental Entity has resolved any Proceeding or investigation into the business, disclosures or operations of the Company or any of its Consolidated Subsidiaries. To the knowledge of the Company, there is no unresolved or threatened comment, exception or stop order by any Governmental Entity with respect to any filing by the Company or any of its Consolidated Subsidiaries, relating to any examinations or inspections of the Company or any of its Consolidated Subsidiaries. To the knowledge of the Company, since January 1, 2008, there have been no formal inquiries by, or disagreements or disputes with, any Governmental Entity with respect to the business, operations, policies or procedures of the Company or any of its Consolidated Subsidiaries.

          (b)   An accurate and complete copy of each (i) prospectus, final registration statement, report, schedule and definitive proxy statement filed with or furnished to the SEC by the Company or any of its Consolidated Subsidiaries pursuant to the Investment Company Act, the Securities Act or the Exchange Act since January 1, 2008 (the "Company SEC Reports") and (ii) communication mailed by the Company to its stockholders since January 1, 2008 is publicly available. No such Company SEC Report or communication, at the time filed, furnished or communicated (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. As of their respective dates, all Company SEC Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto.

          (c)   Neither the Company nor any of its Consolidated Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any Order by, or has been ordered to pay any civil money penalty by, or since January 1, 2008 has adopted any policies, procedures or board resolutions at the request of, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to the Company's knowledge that, upon consummation of the Mergers, would restrict in any material respect the conduct of the business of Parent or any of its Consolidated Subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Consolidated Subsidiaries, nor has the Company or any of its Consolidated Subsidiaries been advised in writing or, to the knowledge of the Company, verbally, since January 1, 2008 by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.

        3.6    Company Financial Statements.

          (a)   The financial statements, including the related consolidated schedules of investments, of the Company and its Consolidated Subsidiaries included (or incorporated by reference) in the Company SEC Reports (including the related notes, where applicable) and the Company Interim Financials (i) have been prepared from, and are in accordance with, in all material respects, the books and records of the Company and its Consolidated Subsidiaries, (ii) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders' equity and consolidated financial position of the Company and its Consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of unaudited statements and the Company Interim Financials to recurring year-end audit adjustments normal in nature and amount), (iii) have complied as to form, as of their respective dates of filing with the SEC or, in the case of the Company Interim Financials, as of the date hereof, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iv) have been prepared in all material respects in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. As of the date hereof, the books and records of the Company and its Consolidated Subsidiaries have been maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements and reflect only actual transactions. KPMG LLP has not resigned, threatened resignation or been dismissed as independent public accountants of the Company as a result of or in connection with any disagreements with the Company on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

          (b)   (i) Neither the Company nor any of its Consolidated Subsidiaries has any material liability or obligation of any nature whatsoever (whether absolute, accrued, contingent, determined, determinable or otherwise and whether due or to become due), except for (A) in the case of the Company and its Consolidated Subsidiaries, liabilities that are reflected or reserved against on the consolidated balance sheet of the Company included in the Company Interim Financials, (B) liabilities incurred in the ordinary course of business consistent with past practice since September 30, 2009 and (C) liabilities incurred since September 30, 2009 pursuant to Contracts entered into after September 30, 2009 not in violation of this Agreement (as if this Agreement was in effect on September 30, 2009).

            (ii)   Other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company, neither the Company nor any of its Consolidated Subsidiaries is a party to, and has no commitment to become a party to, any joint venture, partnership agreement or any similar Contract (including any Contract relating to any transaction, arrangement or relationship between or among the Company or any of its Consolidated Subsidiaries, on the one hand, and any Affiliate, including any structured finance, special purpose or limited purpose entity, on the other hand) where the purpose or intended effect of such arrangement is to avoid disclosure of any material transaction involving the Company in the Company's consolidated financial statements.

            (iii)  None of the Consolidated Subsidiaries of the Company is required to file any forms, reports, schedules, statements or other documents with the SEC.

          (c)   Since January 1, 2008, (i) neither the Company nor any of its Consolidated Subsidiaries nor, to the knowledge of the Company, any director, officer, Employee, auditor, accountant or representative of the Company or any of its Consolidated Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Consolidated Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that the Company or any of its Consolidated Subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing the Company or any of its Consolidated Subsidiaries, whether or not employed by the Company or any of its Consolidated Subsidiaries, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, Employees or agents to the Board of Directors of the Company or any committee thereof or to any director or officer of the Company.

          (d)   Neither the Company nor any of its Consolidated Subsidiaries is a party to any securitization transaction with respect to the assets of the Company or its Consolidated Subsidiaries or off-balance sheet arrangement with respect to the Company (as defined in Item 303(a)(4) of Regulation S-K promulgated under the Exchange Act). To the Company's knowledge, since January 1, 2008, KPMG LLP, which has expressed its opinion with respect to the financial statements of the Company and its Consolidated Subsidiaries included in the Company SEC Reports (including the related notes), has been (i) "independent" with respect to the Company and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.

          (e)   The principal executive officer and principal financial officer of the Company have made all certifications required by, and would be able to make such certifications as of the date hereof and as of the Closing Date as if required to be made as of such dates, pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC, and the statements contained in any such certifications are complete and correct, and the Company is otherwise in compliance with all applicable effective provisions of the Sarbanes-Oxley Act and the applicable listing standards and corporate governance rules of the NYSE.

          (f)    The Company has in all material respects:

            (i)    designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure and to allow the Company's principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;

            (ii)   designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; the Company's management, with the participation of the Company's principal executive and financial officers, has completed an assessment of the effectiveness of the Company's internal controls over financial reporting for the fiscal year ended December 31, 2008 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that such internal controls were effective using the framework specified in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008;

            (iii)  (A) disclosed, based on its most recent evaluation, to its auditors and the Audit Committee of the Board of Directors of the Company (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of the Company's internal controls over financial reporting that could adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other Employees who have a significant role in its internal controls over financial reporting and (B) identified for the Company's auditors any material weaknesses in internal controls; and

            (iv)  provided to Parent true and correct copies of any of the foregoing disclosures to its auditors or the Audit Committee of the Board of Directors of the Company that have been made in writing from January 1, 2008 through the date hereof, and will promptly provide to Parent true and correct copies of any such disclosures that are made after the date hereof.

        3.7    Broker's Fees.     Neither the Company nor any of its Consolidated Subsidiaries nor any of their respective officers, directors, Employees or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker's fees, commissions or finder's fees in connection with the Merger or the other Transactions, other than to Bank of America/Merrill Lynch, Pierce, Fenner & Smith Incorporated and Sandler O'Neill & Partners, L.P. pursuant to letter agreements, true, complete and correct copies of which have been previously delivered to Parent.

        3.8    Absence of Changes or Events.     Since September 30, 2009, (a) there has not been any Effect that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect with respect to the Company, and (b) there has not been any action that, if it had been taken after the date hereof, would have required the consent of Parent under Section 5.1 or 5.2.

        3.9    Compliance with Applicable Law.

          (a)   The Company and each of its Consolidated Subsidiaries is in compliance, and has been operated since January 1, 2008, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Company Act, the Investment Advisers Act, the Securities

  Act, the Exchange Act, Environmental Laws and the Code other than, in the case of Environmental Laws only, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company. Each of the Company and its Consolidated Subsidiaries is in compliance, and has been operated since January 1, 2008 in compliance, with all listing standards and corporate governance standards of the NYSE or other listing exchange or self regulating organization applicable to the Company or its Consolidated Subsidiaries, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company. The Company has complied with the SEC Order.

          (b)   (i) The Company and each Company Managed Fund has complied since January 1, 2008 (or, if later, its launch date or the date the Company or one of its Consolidated Subsidiaries began managing the Company Managed Fund), and is in compliance, in all material respects with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions may be set forth in its registration statement, offering circulars, indentures or plan documents (as they may be amended from time to time) and applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.

          (c)   The Company has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the "Federal Securities Laws," as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. Since January 1, 2008, there have been no "Material Compliance Matters" for the Company, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the Company's Board of Directors and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.

          (d)   The Company and each of its Consolidated Subsidiaries will hold immediately prior to the Closing, all Permits required in order to permit the Company and each of its Consolidated Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law, in each case, other than any failure to hold any Permit that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company. All such Permits are valid and in full force and effect, except for those the failure of which to be valid or to be in full force and effect would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company. No violations with respect to such Permits have occurred that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company, and no Proceeding is pending and served or threatened in writing or, to the knowledge of the Company, pending and not served or otherwise threatened to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to be material to the operations of the Company and its Consolidated Subsidiaries, taken as a whole. Each Employee of the Company and each of its Consolidated Subsidiaries who is required to be registered or licensed as a registered representative, investment adviser representative, sales person or an equivalent person with any Governmental Entity is duly registered as such and such registration is in full force and effect, except for such failures to be so registered or for such registration to remain in full force and effect that, individually or in the aggregate, would not reasonably be expected to be material to the operations of the Company and its Consolidated Subsidiaries, taken as a whole.

          (e)   Each Company Managed Fund that is required to register as an investment company under the Investment Company Act is so registered or is properly relying on an exemption from registration under the Investment Company Act.

          (f)    No "affiliated person" (as defined under the Investment Company Act) of the Company has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. The Company has made available to Parent, prior to the date of this Agreement, a copy of any material exemptive order or other relief issued by the SEC in respect of any such disqualification. There is no material Proceeding pending and served or, to the knowledge of the Company, threatened that would result in any such disqualification.

          (g)   Any Consolidated Subsidiary of the Company acting as an "investment adviser" as defined in the Investment Advisers Act to a Company Managed Fund is duly registered with the SEC under the Investment Advisers Act or is not subject to registration under the Investment Advisers Act. No Consolidated Subsidiary of the Company is registered or required to be registered under the Exchange Act as a broker-dealer with the SEC.

          (h)   Since January 1, 2008, the Company has not received any written notification, or to the Company's knowledge oral notification, from a Governmental Entity asserting that it is not in compliance in all material respects with any material Laws or Permits.

        3.10    State Takeover Laws.     The Board of Directors of the Company has approved this Agreement, the Merger and the other Transactions as required to render inapplicable to this Agreement, the Merger and such other Transactions the restrictions on "business combinations" set forth in any "moratorium," "control share," "fair price," "takeover" or "interested stockholder" Law, including Subtitles 6 and 7 of Title 3 of the MGCL (any such laws, "Takeover Statutes").

        3.11    Opinion.     The Board of Directors of the Company has received the opinion of each of Bank of America/Merrill Lynch, Pierce, Fenner & Smith Incorporated and Sandler O'Neill & Partners, L.P., to the effect that, as of the date hereof, and based upon and subject to the factors and assumptions set forth therein, the Exchange Ratio is fair from a financial point of view to the holders of the Company Common Stock.

        3.12    Company Information.     The information relating to the Company and its Consolidated Subsidiaries that is provided by the Company or its Representatives for inclusion in the Registration Statement, or in any application, notification or other document filed with any Governmental Entity in connection with the Transactions, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading. The portions of the Registration Statement relating to the Company and its Consolidated Subsidiaries and other portions within the reasonable control of the Company and its Consolidated Subsidiaries will comply in all material respects with the provisions of the Exchange Act. The Registration Statement will comply in all material respects with the provisions of the Securities Act.

        3.13    Taxes and Tax Returns.

          (a)   Each of the Company and its Consolidated Subsidiaries has duly and timely filed (including all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement (all such Tax Returns being accurate and complete in all material respects), has paid all material Taxes shown thereon as arising and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. For taxable years ending on or after December 31, 2003, no Tax Return of the Company or its Consolidated Subsidiaries has been examined by the IRS or other relevant taxing authority except where such examination has not, and would not reasonably be expected to, give rise to liabilities in excess of $25,000 or as set forth on Section 3.13(a) of the Company Disclosure Schedule and any liability with respect thereto has been satisfied or any liability with respect to deficiencies asserted as a result of such examination is covered by reserves that are adequate under GAAP. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon the Company or any of its Consolidated Subsidiaries for which the Company does not have reserves that are adequate under GAAP. Neither the Company nor any of its Consolidated Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among the Company and its Consolidated Subsidiaries). Within the past five years (or otherwise as part of a "plan (or series of related transactions)" within the meaning of Section 355(e) of the Code of which the Merger is also a part), neither the Company nor any of its Consolidated Subsidiaries has been a "distributing corporation" or a "controlled corporation" in a distribution intended to qualify under Section 355(a) of the Code. Neither the Company nor any of its Consolidated Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code, no such adjustment has been proposed by the IRS and no pending request for permission to change any accounting method has been submitted by the Company or any of its Consolidated Subsidiaries. Neither the Company nor any of its Consolidated Subsidiaries has participated in a "listed transaction" within the meaning of Treasury Regulation Section 1.6011-4(b)(2). If the Company or any of its Consolidated Subsidiaries has participated in a "reportable transaction" within the meaning of Treasury Regulation Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.

          (b)   The Company made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a "regulated investment company" (a "RIC"). The Company has qualified as a RIC at all times since December 31, 2002 and expects to continue to so qualify through the Effective Time. No challenge to the Company's status as a RIC is pending or has been threatened orally or in writing. The Company is not required to pay a Tax Dividend for (i) the taxable year ending December 31, 2009 or (ii) to the knowledge of the Company, for the period beginning January 1, 2010 and ending on the date the Transactions are consummated, with such payments determined without regard to Section 108(i) of the Code.

          (c)   Company REIT made a valid election under Part II of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a "real estate investment trust" (a "REIT"). Company REIT has qualified as a REIT at all times since its formation. No challenge to Company REIT's status as a REIT is pending or has been threatened in writing.

          (d)   The Company and its Consolidated Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442 and 3402 of the Code or any comparable provision of any state, local or foreign Laws) and have, within the time and in the manner prescribed by applicable Law, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.

          (e)   The Company is not aware of any fact or circumstance that could reasonably be expected to prevent the Mergers together from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code.

          (f)    The Company has no "earnings and profits" for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.

          (g)   Each Consolidated Subsidiary of the Company that is a partnership, joint venture, or limited liability company has been since its formation treated for U.S. federal income Tax purposes as a partnership or disregarded entity, as the case may be, and not as a corporation or an association taxable as a corporation.

          (h)   Section 3.13(h) of the Company Disclosure Schedule lists each asset the disposition of which would be subject to rules similar to Section 1374 of the Code as prescribed in Internal Revenue Service Notice 88-19, 1988-1 C.B. 486, or Treasury Regulation Section 1.337(d)-5, Treasury Regulation Section 1.337(d)-6 or Treasury Regulation Section 1.337(d)-7 and the amount of "net unrealized built-in gain" (within the meaning of Section 1374(d) of the Code) on each such asset.

          (i)    No claim has been made in writing by a taxing authority in a jurisdiction where the Company or any of its Consolidated Subsidiaries does not file Tax Returns that the Company or any such Consolidated Subsidiary is or may be subject to taxation by that jurisdiction.

          (j)    Neither the Company nor any other Person on behalf of the Company or any of its Consolidated Subsidiaries has requested any extension of time within which to file any material Tax Return, which material Tax Return has not yet been filed.

          (k)   Neither the Company nor any of its Consolidated Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.

          (l)    Neither the Company nor any of its Consolidated Subsidiaries has any liability for the Taxes of another Person other than the Company and its Consolidated Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.

          (m)  There are no Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of the Company or any of its Consolidated Subsidiaries.

        3.14    Litigation.

          (a)   Neither the Company nor any of its Consolidated Subsidiaries is a party to any, and there are no pending or, to the Company's knowledge, threatened, legal, administrative, arbitral or other Proceedings of any nature against the Company or any of its Consolidated Subsidiaries or to which any of their assets are subject that is seeking unspecified damages, damages in excess of $100,000, or any injunctive or other equitable relief other than, in the case of Proceedings initiated between the date hereof and the Closing Date only, such Proceedings as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.

          (b)   There is no material Order or regulatory restriction (other than regulatory restrictions of general application that apply to similarly situated companies or their Consolidated Subsidiaries) imposed upon the Company, any of its Consolidated Subsidiaries or the assets of the Company or any of its Consolidated Subsidiaries (or that, upon consummation of the Merger, would apply to Parent or any of its Consolidated Subsidiaries).

          (c)   Since January 1, 2008, there have not been, nor are there currently pending, any internal investigations or inquiries being conducted by the Company, the Company's Board of Directors (or any committee thereof) or any third party at the request of any of the foregoing concerning any financial, accounting, Tax, conflict of interest, self-dealing, fraudulent or deceptive conduct or other misfeasance or malfeasance issues.

        3.15    Employee Matters.

          (a)   The Company has Previously Disclosed a true, complete and correct list of each "employee benefit plan" as defined in Section 3(3) of ERISA, whether or not subject to ERISA, and each material employment, consulting, bonus, incentive or deferred compensation, vacation, stock option or other equity-based, severance, termination, retention, change of control, profit-sharing, fringe benefit, health, medical or other similar plan, program, agreement or commitment, whether written or unwritten entered into, maintained or contributed to by the Company or any of its Consolidated Subsidiaries or to which the Company or any of its Consolidated Subsidiaries is obligated to contribute or which otherwise provides benefits to any current, former or future employee, officer or director of the Company or any beneficiary or dependent thereof (the "Company Benefit Plans").

          (b)   With respect to each of the Company Benefit Plans maintained by the Company or any of its Consolidated Subsidiaries, the Company has provided to Parent or has previously publicly filed, true, complete and correct copies of the following (as applicable): (i) the written document evidencing such Company Benefit Plan; (ii) the summary plan description; (iii) the three most recent annual reports, financial statements and/or actuarial reports; (iv) the most recent determination letter from the IRS; (v) the three most recent Form 5500s that have been filed with the IRS, including all schedules thereto; (vi) any related trust agreements, insurance contracts or documents of any other funding arrangements; (vii) any notices to or from the IRS or any office or representative of the Department of Labor relating to any pending compliance issues in respect of any such Company Benefit Plan; and (viii) all material amendments, material modifications or material supplements to any such Company Benefit Plan.

          (c)   With respect to each of the Company Benefit Plans, (i) all contributions, premiums and other payments required to be made with respect to any Company Benefit Plan have been made on or before their due dates under applicable Law and the terms of such Company Benefit Plan, (ii) the Company and each of its Consolidated Subsidiaries have operated and administered each such Company Benefit Plan in material compliance with all applicable Laws and the terms of each such plan, and (iii) the terms of each such Company Benefit Plan maintained by the Company or its Consolidated Subsidiaries are in material compliance with all applicable Laws. Each Company Benefit Plan maintained by the Company or its Consolidated Subsidiaries that is intended to be "qualified" under Section 401 has received a favorable determination or opinion letter from the IRS to such effect and, to the knowledge of the Company, no fact, circumstance or event has occurred or exists since the date of such determination letter that would reasonably be expected to adversely affect the qualified status of any such Company Benefit Plan. There are no pending or, to the knowledge of the Company, threatened or anticipated material Proceedings by, on behalf of or against any of the Company Benefit Plans, any fiduciaries of such Company Benefit Plans (with respect to whom the Company has an indemnification obligation with respect to their duties to any such Company Benefit Plans), or against the assets of such Company Benefit Plans or any trust maintained in connection with such Company Benefit Plans (other than routine claims for benefits).

          (d)   Each trade or business, whether or not incorporated, that together with the Company or any of its Consolidated Subsidiaries would be deemed to be a "single employer" within the meaning of Section 4001(b) of ERISA (an "ERISA Affiliate"), has, to the knowledge of the Company, since January 1, 2008, fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each ERISA Plan which it sponsors or maintains or to which it has an obligation to contribute and is in material compliance with ERISA and the Code with respect to each such ERISA Plan. To the knowledge of the Company, since January 1, 2008, no ERISA Affiliate has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any ERISA plan, (ii) failed to make any contribution or payment to any ERISA Plan or Multiemployer Plan, or made any amendment to any ERISA Plan, which has resulted or could result in the imposition of a material Lien or the posting of a bond or other security under ERISA or the Code, or (iii) incurred any material liability under Title IV of ERISA, other than a liability to the PBGC for premiums under Section 4007 of ERISA. To the knowledge of the Company, since January 1, 2008, no complete or partial withdrawal from any Multiemployer Plan has been made by any ERISA Affiliate that would reasonably be expected to result in any material liability to such ERISA Affiliate, whether such liability is contingent or otherwise and if any ERISA Affiliate were to withdraw from any such Multiemployer Plan, such withdrawal would not result in any material liability to any ERISA Affiliate. For purposes of this Section 3.15(e), "ERISA Plan" means any "employee pension benefit plan" (as defined in Section 3(2) of ERISA) that is subject to Title IV of ERISA or Section 302 of ERISA or Section 412 of 4971 of the Code, other than a "multiemployer plan" within the meaning of Section 3(37) and 4001(a)(3) of ERISA (a "Multiemployer Plan"). Notwithstanding the foregoing, the representations contained in this Section 3.15(d) shall be deemed to be breached only if and to the extent that the underlying event or occurrence would reasonably be expected to result in any material liability to the Company or any Consolidated Subsidiary.

          (e)   Neither the Company nor any of its Consolidated Subsidiaries maintain or contribute to, or within the last six years have maintained or contributed to, (i) any "employee benefit plan" within the meaning of Section 3(3) of ERISA that is subject to Section 412 of the Code or Section 302 or Title IV of ERISA or (ii) a "multiemployer plan" within the meaning of Section 3(37) and 4001(a)(3) of ERISA or a "multiple employer plan" within the meaning of Sections 4063/4064 of ERISA or Section 413(c) of the Code.

          (f)    Except as Previously Disclosed, no Company Benefit Plan is under audit or is the subject of a material Proceeding by the IRS, the Department of Labor, the SEC or any other Governmental Entity, nor is any such audit or material Proceeding pending or, to the Company's knowledge, threatened.

          (g)   Except as Previously Disclosed, or as provided for by the terms of this Agreement, neither the execution or delivery of this Agreement nor the consummation of the Transactions will, either alone or in conjunction with any other event, (i) result in any payment or benefit becoming due or payable, or required to be provided, to any director, employee or individual treated as an independent contractor of the Company or any of its Consolidated Subsidiaries, (ii) materially increase the amount or value of any benefit or compensation otherwise payable or required to be provided to any such director, employee or individual treated as an independent contractor, (iii) result in the acceleration of the time of payment, vesting or funding of any such benefit or compensation, (iv) result in any amount failing to be deductible by reason of Section 280G of the Code or (v) result in any limitation (x) on the right of the Company or any of its Consolidated Subsidiaries prior to the Effective Time, or (y) the right of Parent or any of its Consolidated Subsidiaries on and after the Effective Time to amend, merge or terminate any Company Benefit Plan maintained by the Company or its Consolidated Subsidiaries or related trust.

          (h)   Except as Previously Disclosed, neither the Company nor its Consolidated Subsidiaries has any liability with respect to an obligation to provide post-employment group health benefits (whether or not insured) with respect to any Person beyond such Person's retirement or other termination of service, other than coverage mandated by Section 4980B of the Code or applicable Law.

          (i)    All the Company equity awards have been granted in material compliance with the terms of the applicable Company Benefit Plans and applicable Law.

          (j)    Neither the Company nor any of its Consolidated Subsidiaries is a party to or otherwise bound by any collective bargaining agreement or other Contract with a labor union and there are no organizational campaigns, petitions or other activities or Proceedings of any labor union, workers' council or labor organization seeking recognition of a collective bargaining unit with respect to, or otherwise attempting to represent, any of the employees of the Company or any of its Consolidated Subsidiaries or compel the Company or any of its Consolidated Subsidiaries to bargain with any such labor union, works council or labor organization. There are no labor related controversies, strikes, slowdowns, walkouts or other work stoppages pending or, to the knowledge of the Company, threatened and neither the Company nor any of its Consolidated Subsidiaries has

  experienced any such labor related controversy, strike, slowdown, walkout or other work stoppage within the past three years. Neither the Company nor any of its Consolidated Subsidiaries is a party to, or otherwise bound by, any consent decree with, or citation by, any Governmental Entity relating to employees or employment practices. The Company and each of its Consolidated Subsidiaries are in compliance with all applicable Laws relating to labor, employment, termination of employment or similar matters, including but not limited to Laws relating to discrimination, disability, labor relations, hours of work, payment of wages and overtime wages, pay equity, immigration, workers compensation, working conditions, employee scheduling, occupational safety and health, family and medical leave, and employee terminations, and have not engaged in any unfair labor practices or similar prohibited practices. Except as would not result in any material liability to the Company or any of its Consolidated Subsidiaries, there are no Proceedings of any nature pending or, to the knowledge of the Company, threatened against the Company or any of its Consolidated Subsidiaries brought by or on behalf of any applicant for employment, any current or former employee, any Person alleging to be a current or former employee, any class of the foregoing, or any Governmental Entity, relating to any such Law, or alleging breach of any express or implied contract of employment, wrongful termination of employment, or alleging any other discriminatory, wrongful or tortious conduct in connection with the employment relationship. The Company has provided to Parent a copy of all written policies and procedures related to the Company's and its Consolidated Subsidiaries' employees.

          (k)   Within the last six months, neither the Company nor any of its Consolidated Subsidiaries has incurred any liability or obligation that remains unsatisfied under the Worker Adjustment and Retraining Notification Act ("WARN") or any similar Laws regarding the termination or layoff of employees, nor has the Company taken any undisclosed action that may contribute to establishing any liability or obligation under such employee termination advance notification laws.

        3.16    Certain Contracts.

          (a)   The Company has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to Parent of, all Contracts (in each case, other than any Company Benefit Plans) (the "Company Material Contracts") to which, as of the date hereof, it or any of its Consolidated Subsidiaries is a party, or by which it or any of its Consolidated Subsidiaries may be bound, or, to the knowledge of the Company, to which it or any of its Consolidated Subsidiaries or their respective assets or properties may be subject:

            (1)   any loan or credit agreements, notes, bonds, mortgages, indentures and other agreements and instruments pursuant to which any indebtedness of the Company or any of its Consolidated Subsidiaries in an aggregate principal amount in excess of $500,000 is outstanding or may be incurred;

            (2)   any Contract, with (A) any Consolidated Subsidiaries of the Company, (B) any current or former Employee or controlling stockholder of it or except with respect to investments set forth in the Company SEC Reports or Company Interim Financials, any Affiliate of such Person, or (C) any "associate" or member of the "immediate family" (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act) of a Person identified in clause (A) or (B) of this paragraph, in each case in excess of $250,000 (individually or together with all related Contracts);

            (3)   any Contract that creates future payment obligations, including settlement agreements, in excess of $250,000 and that by its terms does not terminate, or is not terminable upon notice, without penalty within 90 days or less, or any Contract that creates or would create a Lien on any asset of the Company or its Consolidated Subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company);

            (4)   except with respect to investments set forth in the Company SEC Reports or Company Interim Financials, any partnership, limited liability company, joint venture or other similar Contract that is not entered into in the ordinary course of business and is material to the Company and its Consolidated Subsidiaries, taken as a whole;

            (5)   any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of the Company and its Consolidated Subsidiaries (taken as a whole) is or could be conducted or the types of business that the Company and its Consolidated Subsidiaries conducts or may conduct;

            (6)   any Contract relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) involving value in excess of $250,000 (individually or together with all related Contracts) as to which there are any ongoing obligations or that was entered into on or after January 1, 2008 other than Contracts entered into in the ordinary course of business with respect to investments set forth in the Company SEC Reports or the Company Interim Financials;

            (7)   any Contract that obligates the Company or any of its Consolidated Subsidiaries to conduct any business that is material to the Company and its Consolidated Subsidiaries, taken as a whole, on an exclusive basis with any third party, or upon consummation of the Merger, will obligate Parent, the Surviving Company or any of their Consolidated Subsidiaries to conduct business with any third-party on an exclusive basis;

            (8)   any Contract with a Governmental Entity;

            (9)   any Company Managed Fund Contract;

            (10) any Contract relating to any collateral management, investment advisory or other management or advisory fees in excess of $250,000 per year payable by or to the Company or any of its Consolidated Subsidiaries; or

            (11) any other Contract that is a "material contract" within the meaning of Item 601(b)(10) of the SEC's Regulation S-K or that is material to the Company or its financial condition or results of operations.

          (b)   Each Company Material Contract is (i) valid and binding on the Company or its applicable Consolidated Subsidiary and, to the Company's knowledge, each other party thereto, (ii) enforceable in accordance with its terms (subject to the Bankruptcy and Equity Exception), and (iii) is in full force and effect other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company. Neither the Company nor any of its Consolidated Subsidiaries nor, to the Company's knowledge, any other party thereto, is in breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any Company Material Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company. No Company Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company. No event has occurred with respect to the Company or any of its Consolidated Subsidiaries that, with or without the giving of notice, the lapse of time or both, would constitute a material breach, violation or default under, give rise to a right of termination, modification, cancellation, foreclosure, prepayment or acceleration under or result in the imposition of a Lien pursuant to, any of the Company Material Contracts other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.

        3.17    Insurance Coverage.

          (a)   Section 3.17(a) of the Company Disclosure Schedule contains a list of all material insurance policies that are owned by the Company or its Consolidated Subsidiaries and that name the Company or a Consolidated Subsidiary as an insured, including, without limitation, fidelity or surety bonds and self-insurance arrangements and those which pertain to the assets, Employees, agents or operations of the Company or its Consolidated Subsidiaries (each, a "Company Insurance Policy").

          (b)   The Company and its Consolidated Subsidiaries are insured against (i) such losses and risks and in such amounts as are customary in the businesses in which they are engaged, and (ii) any and all reasonably foreseeable liability for any and all of the litigation described in the Company Quarterly Report and Section 3.14(a) of the Company Disclosure Schedule. In addition, Section 3.17(b) of the Company Disclosure Schedule sets forth in respect of the Company Insurance Policies (i) a description of claims made and reported involving amounts in excess of $100,000 and (ii) the aggregate amount paid out under each such policy during the period from January 1, 2008 through the date hereof.

          (c)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company, neither the Company nor any of its Consolidated Subsidiaries has received any notice or other communication regarding any actual or threatened in writing: (a) cancellation or invalidation of any Company Insurance Policy (if not rescinded); (b) refusal or denial of any material coverage, reservation of rights or rejection of any material claim under any Company Insurance Policy; or (c) material adjustment in the amount of the premiums payable with respect to any Company Insurance Policy.

          (d)   There have been no disputes regarding denial or nonpayment of claims under any Company Insurance Policy since January 1, 2008 other than with respect to claims that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. The Company and its Consolidated Subsidiaries maintain insurance coverage with reputable insurers reasonably believed by the Company to be financially sound.

        3.18    Investment Assets.

        Each of the Company and its Consolidated Subsidiaries has good title to all securities, indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, indebtedness or other financial instruments, as applicable, are pledged in the ordinary course of business consistent with past practice to secure obligations of the Company or its Consolidated Subsidiaries under the Company Outstanding Debt and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business.

        3.19    [Reserved].

        3.20    Intellectual Property.     The Company and its Consolidated Subsidiaries own, or are validly licensed or otherwise have the right to use, all patents, patent applications, patent rights, trademarks, trademark applications, trademark rights, trade names, trade name rights, service marks, service mark applications, service mark rights, copyrights, computer programs (including source code and object code), trade secrets, know-how and other proprietary intellectual property rights (collectively, "Intellectual Property Rights") that are material to the conduct of the business of the Company and its

Consolidated Subsidiaries taken as a whole (hereinafter, "Company Intellectual Property Rights"). No claims are pending for which the Company has received written notice or, to the knowledge of the Company, threatened (i) that the Company or any of its Consolidated Subsidiaries is infringing or otherwise adversely affecting the rights of any Person with regard to any Intellectual Property Right, or (ii) that any Company Intellectual Property Right is invalid or unenforceable. To the knowledge of the Company, no Person is infringing, misappropriating or using without authorization the rights of the Company or any of its Consolidated Subsidiaries with respect to any Intellectual Property Right.

        3.21    Environmental Matters.     There are no material Proceedings of any kind, pending or, to the knowledge of the Company, threatened, against the Company or any of its Consolidated Subsidiaries, arising under any Environmental Law. There are no Orders by or with any Governmental Entity, imposing any material liability or obligation on the Company or any of its Consolidated Subsidiaries under or in respect of any Environmental Law. There are and have been no substances, materials, chemicals, wastes, pollutants, or contaminants classified as hazardous or toxic, or that are otherwise defined in or regulated under any Environmental Law, or other conditions at any property owned, operated, or otherwise used by, or the subject of a security interest on behalf of it or any of its Consolidated Subsidiaries, that reasonably could be expected, individually or in the aggregate, to give rise to a Material Adverse Effect with respect to the Company. The Company has provided to Parent all material environmental reports, assessments, audits, studies, investigations, data, environmental permits and other material written environmental information in the custody, possession or control of the Company or any of its Consolidated Subsidiaries, concerning the Company or any of its Consolidated Subsidiaries.

        3.22    Real Property.

          (a)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company, the Company or a Consolidated Subsidiary of the Company owns fee simple title to, or has a valid leasehold interest in, each of the real properties reflected on the most recent balance sheet of the Company included in the Company SEC Reports and the Company Interim Financials and as Previously Disclosed (each, a "Company Property" and collectively, the "Company Properties"), which are all of the real estate properties owned or leased by them, free and clear of Liens, except (i) inchoate Liens imposed for construction work in progress (now or at any time prior to Closing) or otherwise incurred in the ordinary course of business, (ii) mechanics', workmen's and repairmen's Liens (other than inchoate Liens for work in progress), and (iii) real estate Taxes, charges of any nature for public utility services and special assessments, none of which is delinquent. Neither the Company nor any Consolidated Subsidiary of Company has received written notice that it is currently in default under any Property Agreement, Lease or REA other than such defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company. In addition, neither the Company or any Consolidated Subsidiary of the Company has any knowledge of facts or circumstances that, with the giving of notice or the passage of time or both, would constitute a default or event of default under any such Property Agreement, Lease or REA, either by the Company or a Consolidated Subsidiary of the Company that is a party thereto, or by any other parties to such Property Agreement, Lease or REA other than such defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.

          (b)   Section 3.22(b) of the Company Disclosure Schedule sets forth a complete and accurate list of all real property owned (the "Owned Real Property") or leased (the "Leased Real Property") by the Company or any of its Consolidated Subsidiaries (the Owned Real Property together with the Leased Real Property, the "Real Property"), including in each case the address and a description of the use of such Real Property. Except as set forth on Section 3.22(b) of the Company Disclosure Schedule, neither the Company nor any of its Consolidated Subsidiaries is a

  party to any Lease for real property. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company, all of the Leases to which the Company or any of its Consolidated Subsidiaries is party are in full force and effect and enforceable by the Company or the Consolidated Subsidiary which is a party thereto in accordance with their terms except to the extent that such enforceability may be limited by the Bankruptcy and Equity Exception. Neither the Company nor any of its Consolidated Subsidiaries (nor, to the knowledge of the Company, any other party thereto) is in breach of or default under (and to the knowledge of the Company no event has occurred which with notice or the passage of time or both would constitute a breach or default under) any of the Leases, excluding, however, any breaches or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company. The Company has provided Parent with true, complete and correct copies of all Leases.

          (c)   Neither the Company nor any of its Consolidated Subsidiaries has received written notice of any pending or contemplated condemnation, expropriation or other Proceeding in eminent domain affecting the Real Property or any portion thereof or interest therein, except for such Proceedings as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company. Neither the Company nor any of its Consolidated Subsidiaries has received any written notice that the current use and occupancy of the Real Property violates in any material respect any easement, covenant, condition, restriction or similar provision in any instrument of record or other unrecorded agreement affecting the Real Property, as applicable, other than such violations as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company.

        3.23    Appraisal Rights.     In accordance with Section 3-202(c)(1) of the MGCL, no appraisal rights shall be available to holders of the Company Common Stock in connection with the Merger.

        3.24    Representations Regarding Ciena.     The Company has considered and accounted for Ciena's voluntary filing for bankruptcy protection, the letters of credit, current regulatory issues, ongoing investigations and litigation, including all allegations and claims of any type, in performing the valuation of Ciena at September 30, 2009.

        3.25    Representations Regarding Callidus.     To the knowledge of the Company:

          (a)   Callidus is a limited liability company duly formed and validly existing under the laws of the State of Delaware and in good standing with the Delaware Secretary of State. Callidus has the requisite limited liability company power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted in all material respects, and is duly licensed or qualified to do business in all material respects as a foreign limited liability company in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary. True and correct copies of the Callidus certificate of formation and limited liability company agreement, as in effect as of the date of this Agreement, have previously been made available to Parent.

          (b)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Company, the operations of Callidus are conducted in compliance in all material respects with all applicable Laws.

  Without in any way limiting the foregoing, Callidus is not required to be registered as an investment adviser under the Investment Advisers Act. Since January 1, 2008, neither the Company nor, to the Company's knowledge, Callidus has received any written notice from any Governmental Entity asserting that Callidus is not in compliance in all material respects with applicable Law.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT

        No representation or warranty of Parent contained in this Article IV (other than the representations and warranties contained in Sections 4.1(a) (first and last sentence), 4.3(a) and 4.3(b)(i), which shall be true and correct in all material respects, Section 4.2, which shall be true and correct except to a de minimis extent (relative to Section 4.2 taken as a whole) or except in any way that reasonably is not adverse to the Company, and Sections 4.1(b), 4.7, 4.8(a), and 4.15(a), which shall be true and correct in all respects) shall be deemed untrue, and Parent shall not be deemed to have breached a representation or warranty, as a consequence of the existence of any fact, event or circumstance unless such fact, circumstance or event, individually or taken together with all other facts, events or circumstances inconsistent with any representation contained in this Article IV (read for this purpose without regard to any individual reference to "materiality," "Material Adverse Effect" or words of similar import set forth in this Article IV) has had or is reasonably likely to have a Material Adverse Effect with respect to Parent.

        Subject to the foregoing, except with respect to matters that have been Previously Disclosed, Parent hereby represents and warrants to the Company as follows as of the date hereof and as of the Effective Time:

        4.1    Corporate Organization.

          (a)   Each of Parent and Merger Sub is a corporation duly incorporated and validly existing under the laws of the State of Maryland and in good standing with the SDAT. Each of Parent and Merger Sub has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted in all material respects, and is duly licensed or qualified to do business in all material respects as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary. Parent has duly elected to be regulated as a BDC pursuant to the Investment Company Act and such election has not been revoked or withdrawn and is in full force and effect.

          (b)   True, complete and correct copies of the Parent Articles and Parent Bylaws, as in effect as of the date of this Agreement, have previously been publicly filed (or provided) by Parent and are available to the Company.

          (c)   Each Consolidated Subsidiary of Parent (i) is duly incorporated or duly formed, as applicable to each such Consolidated Subsidiary, and validly existing and in good standing under the Laws of its jurisdiction of organization, (ii) has the requisite corporate (or similar) power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted in all material respects and (iii) is duly licensed or qualified to do business in all material respects as a foreign corporation or other business entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary.

        4.2    Capitalization.

          (a)   The authorized capital stock of Parent consists of 200,000,000 shares of the Parent Common Stock of which, as of October 25, 2009 (the "Parent Capitalization Date"), no more than 109,592,728 shares were issued and outstanding, all of which were the Parent Common Stock. No shares of authorized capital stock of Parent have been classified as anything but the Parent Common Stock. All of the issued and outstanding shares of the Parent Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to Parent attaching to the ownership thereof. As of the date of this Agreement, no Voting Debt is issued or outstanding. As of the Parent Capitalization Date, except pursuant to this Agreement as set forth in this Section 4.2 (including as contemplated in Section 4.2(b)) and Parent's dividend reinvestment plan, Parent does not have and is not bound by any Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of the Parent Common Stock, Voting Debt or any other equity securities of Parent or any securities representing the right to purchase or otherwise receive any shares of the Parent Common Stock, Voting Debt or other equity securities of Parent. There are no obligations of Parent or any of its Consolidated Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of capital stock of Parent, Voting Debt or any equity security of Parent or its Consolidated Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock, Voting Debt or any other equity security of Parent or its Consolidated Subsidiaries or (ii) pursuant to which Parent or any of its Consolidated Subsidiaries is or could be required to register shares of Parent capital stock or other securities under the Securities Act. All of the Parent Common Stock sold has been sold pursuant to an effective registration statement filed under the Securities Act or an appropriate exemption therefrom and in accordance with the Investment Company Act.

          (b)   Parent has no issued and outstanding equity-based awards or, as of the date hereof, any plans providing for such awards. Since the Parent Capitalization Date through the date hereof, Parent has not (i) issued or repurchased any shares of the Parent Common Stock, Voting Debt or other equity securities of Parent or (ii) issued or awarded any options, stock appreciation rights, restricted shares, restricted stock units, deferred equity units, awards based on the value of Parent's capital stock or any other equity-based awards. From January 1, 2009 through the date of this Agreement, neither Parent nor any of its Consolidated Subsidiaries has (A) accelerated the vesting of or lapsing of restrictions with respect to any material stock-based compensation awards or long term incentive compensation awards, (B) with respect to executive officers of Parent or any of its Consolidated Subsidiaries, entered into or amended any material employment, severance, change of control or similar agreement (including any agreement providing for the reimbursement of excise Taxes under Section 4999 of the Code) or (C) adopted or amended any material Parent Benefit Plan (as defined below), except to the extent required by applicable Law.

          (c)   All of the issued and outstanding shares of capital stock or other equity ownership interests of each Consolidated Subsidiary of Parent are owned by Parent, directly or indirectly, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. No Consolidated Subsidiary of Parent has or is bound by any outstanding Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of capital stock or any other equity security of such Consolidated Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Consolidated Subsidiary.

        4.3    Authority; No Violation.

          (a)   Each of Parent and Merger Sub has full corporate power and authority to execute and deliver this Agreement and to consummate the Transactions (other than the Second Merger). The execution and delivery of this Agreement and the consummation of the Transactions (other than the Second Merger) have been duly and validly approved by the Boards of Directors of each of Parent and Merger Sub. The Board of Directors of Parent has determined that this Agreement and the terms of the Merger and the related Transactions (other than the Second Merger) are advisable and in the best interests of Parent and its stockholders, has approved the Parent Matters and has directed that the Parent Matters be submitted to Parent's stockholders for approval at a duly held meeting of such stockholders and has adopted a resolution to the foregoing effect. Except for receipt of the affirmative vote of a majority of the shares of the Parent Common Stock entitled to vote to approve the Parent Matters pursuant to this Agreement, the Merger and the other Transactions (other than the Second Merger) have been authorized by all necessary corporate action. This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and (assuming due authorization, execution and delivery by the Company) constitutes the valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms (except as may be limited by the Bankruptcy and Equity Exception).

          (b)   Neither the execution and delivery of this Agreement by Parent or Merger Sub, nor the consummation by Parent or Merger Sub of the Transactions (other than the Second Merger), nor compliance by Parent or Merger Sub with any of the terms or provisions of this Agreement, will (i) violate any provision of the Parent Articles, Parent Bylaws or the bylaws or charter of Merger Sub or (ii) assuming that the consents, approvals and filings referred to in Section 4.3(a) and Section 4.4 are duly obtained and/or made, (A) violate any Law or Order applicable to Parent, any of its Consolidated Subsidiaries or any of their respective properties or assets or (B) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of Parent or any of its Consolidated Subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which Parent or any of its Consolidated Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii), any such violation, conflict, breach, default, termination, cancellation, acceleration or creation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Parent.

          (c)   Neither the consummation by Parent of the Transactions nor compliance by Parent with any of the terms or provisions of this Agreement will, assuming that the consents, rating agency confirmations, approvals, authorizations, notices and filings Previously Disclosed are duly obtained or made, violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, confirmation, approval or authorization of, or notice to or filing with any third-party with respect to, any of the terms, conditions or provisions of any Parent Managed Fund Contract.

        4.4    Governmental Consents.     Except for (i) the Regulatory Approvals that have been Previously Disclosed by Parent in Section 4.4 of the Parent Disclosure Schedule (collectively, the "Parent Requisite Regulatory Approvals"), (ii) the filing with the SEC of the Registration Statement, and declaration of effectiveness of the Registration Statement, (iii) the filing of the Articles of Merger with and the acceptance for record of the Articles of Merger by the SDAT, (iv) any notices or filings under the HSR Act and (v) such filings and approvals as are required to be made or obtained under the securities or "Blue Sky" Laws of various states in connection with the issuance of the shares of the Parent Common Stock pursuant to this Agreement and approval of listing of such Parent Common Stock on NASDAQ and the Company Public Notes on NASDAQ, NYSE or other applicable exchanges, no material consents or approvals of or filings or registrations with any Governmental Entity are necessary in connection with the consummation by Parent or Merger Sub of the Merger and the other Transactions. No consents or approvals of or filings or registrations with any Governmental Entity are necessary in connection with the execution and delivery by Parent of this Agreement other than (i) the reporting of this Agreement on a Current Report on Form 8-K or (ii) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Parent.

        4.5    Reports; Regulatory Matters

          (a)   Parent and each of its Consolidated Subsidiaries, in all material respects, have timely filed all reports, schedules, registrations, statements, certifications and other documents, together with any amendments required to be made with respect thereto, that they were required to file since January 1, 2008 with the SEC, NASDAQ and any other Governmental Entity, and all other reports and statements required to be filed by them since January 1, 2008 pursuant to the Laws of any Governmental Entity, and have paid all fees and assessments due and payable in connection therewith. To the knowledge of Parent, since January 1, 2008, no Governmental Entity has initiated or has pending any Proceeding or investigation into the business, disclosures or operations of Parent or any of its Consolidated Subsidiaries. To the knowledge of Parent, since January 1, 2008, no Governmental Entity has resolved any Proceeding or investigation into the business, disclosures or operations of Parent or any of its Consolidated Subsidiaries. To the knowledge of Parent, there is no unresolved or threatened comment, exception or stop order by any Governmental Entity with respect to any filing by Parent or any of its Consolidated Subsidiaries relating to any examinations or inspections of Parent or any of its Consolidated Subsidiaries. To the knowledge of the Parent, since January 1, 2008, there have been no formal inquiries by, or disagreements or disputes with, any Governmental Entity with respect to the business, operations, policies or procedures of Parent or any of its Consolidated Subsidiaries.

          (b)   An accurate and complete copy of each (i) prospectus, final registration statement, report, schedule and definitive proxy statement filed with or furnished to the SEC by Parent or any of its Consolidated Subsidiaries pursuant to the Investment Company Act, the Securities Act or the Exchange Act since January 1, 2008 (the "Parent SEC Reports") and (ii) communication mailed by Parent to its stockholders since January 1, 2008 is publicly available. No such Parent SEC Report or communication, at the time filed, furnished or communicated (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. As of their respective dates, all Parent SEC Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto.

          (c)   Neither Parent nor any of its Consolidated Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any Order by, or has been ordered to pay any civil money penalty by, or since January 1, 2008 has adopted any policies, procedures or board resolutions at the request of, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to Parent's knowledge that, upon consummation of the Mergers, would restrict in any material respect the conduct of the business of Parent or any of its Consolidated Subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Consolidated Subsidiaries, nor has Parent or any of its Consolidated Subsidiaries been advised in writing or, to the knowledge of Parent, verbally, since January 1, 2008 by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.

  4.6
  Parent Financial Statements

          (a)   The financial statements, including the related consolidated schedules of investments, of Parent and its Consolidated Subsidiaries included (or incorporated by reference) in the Parent SEC Reports (including the related notes, where applicable) and the Parent Interim Financials

  (i) have been prepared from, and are in accordance with, in all material respects, the books and records of Parent and its Consolidated Subsidiaries, (ii) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders' equity and consolidated financial position of Parent and its Consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of unaudited statements and the Parent Interim Financials to recurring year-end audit adjustments normal in nature and amount), (iii) have complied as to form, as of their respective dates of filing with the SEC or, in the case of the Parent Interim Financials, as of the date hereof, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iv) have been prepared in all material respects in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. As of the date hereof, the books and records of Parent and its Consolidated Subsidiaries have been maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements and reflect only actual transactions. KPMG LLP has not resigned, threatened resignation or been dismissed as independent public accountants of Parent as a result of or in connection with any disagreements with Parent on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

          (b)   (i) Neither Parent nor any of its Consolidated Subsidiaries has any material liability or obligation of any nature whatsoever (whether absolute, accrued, contingent, determined, determinable or otherwise and whether due or to become due), except for (A) in the case of Parent and its Consolidated Subsidiaries, liabilities that are reflected or reserved against on the consolidated balance sheet of Parent included in the Parent Interim Financials, (B) liabilities incurred in the ordinary course of business consistent with past practice since September 30, 2009 and (C) liabilities incurred since September 30, 2009 pursuant to Contracts entered into after September 30, 2009 in violation of this Agreement (as if this Agreement was in effect on September 30, 2009).

             (ii)  Other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Parent, neither Parent nor any of its Consolidated Subsidiaries is a party to, and has no commitment to become a party to, any joint venture, partnership agreement or any similar Contract (including any Contract relating to any transaction, arrangement or relationship between or among Parent or any of its Consolidated Subsidiaries, on the one hand, and any Affiliate, including any structured finance, special purpose or limited purpose entity, on the other hand) where the purpose or intended effect of such arrangement is to avoid disclosure of any material transaction involving Parent in Parent's consolidated financial statements.

            (iii)  None of the Consolidated Subsidiaries of Parent is required to file any forms, reports, schedules, statements or other documents with the SEC.

          (c)   Since January 1, 2008, (i) neither Parent nor any of its Consolidated Subsidiaries nor, to the knowledge of Parent, any director, officer, Employee, auditor, accountant or representative of Parent or any of its Consolidated Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of Parent or any of its Consolidated Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that Parent or any of its Consolidated Subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing Parent or any of its Consolidated Subsidiaries, whether or not employed by Parent or any of its Consolidated Subsidiaries, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by Parent or any of its officers, directors, Employees or agents to the Board of Directors of Parent or any committee thereof or to any director or officer of Parent.

          (d)   Neither Parent nor any of its Consolidated Subsidiaries is a party to any securitization transaction with respect to the assets of Parent or its Consolidated Subsidiaries or off-balance sheet arrangement with respect to Parent (as defined in Item 303(a)(4) of Regulation S-K promulgated under the Exchange Act). To Parent's knowledge, since January 1, 2008, KPMG LLP, which has expressed its opinion with respect to the financial statements of Parent and its Consolidated Subsidiaries included in Parent's SEC Reports (including the related notes), has been (i) "independent" with respect to Parent and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.

          (e)   The principal executive officer and principal financial officer of Parent have made all certifications required by, and would be able to make such certifications as of the date hereof and as of the Closing Date as if required to be made as of such dates, pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC, and the statements contained in any such certifications are complete and correct, and Parent is otherwise in compliance with all applicable effective provisions of the Sarbanes-Oxley Act and the applicable listing standards and corporate governance rules of NASDAQ.

          (f)    Parent has in all material respects:

              (i)  designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by Parent in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to Parent's management as appropriate to allow timely decisions regarding required disclosure and to allow Parent's principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;

             (ii)  designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; Parent's management, with the participation of Parent's principal executive and financial officers, has completed an assessment of the effectiveness of Parent's internal controls over financial reporting for the fiscal year ended December 31, 2008 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that such internal controls were effective using the framework specified in Parent's Annual Report on Form 10-K for the fiscal year ended December 31, 2008;

            (iii)  (A) disclosed, based on its most recent evaluation, to its auditors and the Audit Committee of the Board of Directors of Parent (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of Parent's internal controls over financial reporting that could adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other Employees who have a significant role in its internal controls over financial reporting and (B) identified for Parent's auditors any material weaknesses in internal controls; and

            (iv)  provided to the Company true and correct copies of any of the foregoing disclosures to its auditors or the Audit Committee of the Board of Directors of Parent that have been made in writing from January 1, 2008 through the date hereof, and will promptly provide to the Company true and correct copies of any such disclosures that are made after the date hereof.

        4.7    Broker's Fees.     Neither Parent nor any of its Consolidated Subsidiaries nor any of their respective officers, directors, Employees or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker's fees, commissions or finder's fees in connection with the Merger or the other Transactions, other than to J.P. Morgan Securities Inc. pursuant to a letter agreement, a true, complete and correct copy of which has been previously delivered to the Company.

        4.8    Absence of Changes or Events.     Since September 30, 2009, (a) there has not been any Effect that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect with respect to Parent and (b) there has not been any action that, if it had been taken after the date hereof, would have required the consent of the Company under Section 5.1 and 5.4.

        4.9    Compliance with Applicable Law.

          (a)   Parent and each of its Consolidated Subsidiaries is in compliance, and has been operated since January 1, 2008, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Company Act, the Investment Advisers Act, the Securities Act, the Exchange Act, Environmental Laws and the Code other than, in the case of Environmental Laws only, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Parent. Each of Parent and its Consolidated Subsidiaries is in compliance, and has been operated since January 1, 2008 in compliance with all listing standards and corporate governance standards of NASDAQ or other listing exchange or self regulating organization applicable to the Parent or its Consolidated Subsidiaries other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Parent.

          (b)   (i) Parent and each Parent Managed Fund has complied since January 1, 2008 (or, if later, its launch date or the date the Company or one of its Consolidated Subsidiaries began managing the Company Managed Fund), and is in compliance, in all material respects with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions may be set forth in its registration statement, offering circulars, indentures or plan documents (as they may be amended from time to time) and applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Parent.

          (c)   Parent has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the "Federal Securities Laws," as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. Since January 1, 2008, there have been no "Material Compliance Matters" for Parent, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to Parent's Board of Directors and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Parent.

          (d)   Parent and each of its Consolidated Subsidiaries will hold immediately prior to the Closing, all Permits required in order to permit Parent and each of its Consolidated Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law, in each case, other than any failure to hold any Permit that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Parent. All such Permits are valid and in full force and effect, except for those the failure of which to be valid or to be in full force and effect would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Parent. No violations with respect to such Permits have occurred that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Parent, and no Proceeding is pending and served or threatened in writing or, to the knowledge of Parent, pending and not served or otherwise threatened to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to be material to the operations of Parent and its Consolidated Subsidiaries, taken as a whole. Each Employee of Parent and each of its Consolidated Subsidiaries who is required to be registered or licensed as a registered representative, investment adviser representative, sales person or an equivalent person with any Governmental Entity is duly registered as such and such registration is in full force and effect, except for such failures to be so registered or for such registration to remain in full force and effect that, individually or in the aggregate, would not reasonably be expected to be material to the operations of Parent and its Consolidated Subsidiaries, taken as a whole.

          (e)   Each Parent Managed Fund that is required to register as an investment company under the Investment Company Act is so registered or is properly relying on an exemption from registration under the Investment Company Act.

          (f)    No "affiliated person" (as defined under the Investment Company Act) of Parent has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. Parent has made available to the Company, prior to the date of this Agreement, a copy of any material exemptive order or other relief issued by the SEC in respect of any such disqualification. There is no material Proceeding pending and served or, to the knowledge of Parent, threatened that would result in any such disqualification.

          (g)   Any Consolidated Subsidiary of Parent acting as an "investment adviser" as defined in the Investment Advisers Act to a Parent Managed Fund is duly registered with the SEC under the Investment Advisers Act or is not subject to registration under the Investment Advisers Act. No Consolidated Subsidiary of Parent is registered or required to be registered under the Exchange Act as a broker-dealer with the SEC.

          (h)   Since January 1, 2008, Parent has not received any written notification, or to Parent's knowledge oral notification, from a Governmental Entity asserting that it is not in compliance in all material respects with any material Laws or Permits.

        4.10    Opinion.     The Board of Directors of Parent has received the opinion of J.P. Morgan Securities Inc., to the effect that, as of the date hereof, and based upon and subject to the factors and assumptions set forth therein, the Exchange Ratio is fair from a financial point of view to Parent.

        4.11    Parent Information.     The information relating to Parent and its Consolidated Subsidiaries that is provided by Parent or its Representatives for inclusion in the Registration Statement, or in any application, notification or other document filed with any Governmental Entity in connection with the Transactions, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading. The portions of the Registration Statement relating to Parent and its Consolidated

Subsidiaries and other portions within the reasonable control of Parent and its Consolidated Subsidiaries will comply in all material respects with the provisions of the Exchange Act. The Registration Statement will comply in all material respects with the provisions of the Securities Act.

        4.12    Taxes and Tax Returns.

          (a)   Each of Parent and its Consolidated Subsidiaries has duly and timely filed (including all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement (all such Tax Returns being accurate and complete in all material respects), has paid all material Taxes shown thereon as arising and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. For taxable years ending on or after December 31, 2003, no Tax Return of Parent or its Consolidated Subsidiaries has been examined by the IRS or other relevant taxing authority except where such examination has not, and would not reasonably be expected to, give rise to liabilities in excess of $25,000 or as set forth on Section 4.12(a) of the Parent Disclosure Schedule and any liability with respect thereto has been satisfied or any liability with respect to deficiencies asserted as a result of such examination is covered by reserves that are adequate under GAAP. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon Parent or any of its Consolidated Subsidiaries for which Parent does not have reserves that are adequate under GAAP. Neither Parent nor any of its Consolidated Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among Parent and its Consolidated Subsidiaries). Within the past five years (or otherwise as part of a "plan (or series of related transactions)" within the meaning of Section 355(e) of the Code of which the Merger is also a part), neither Parent nor any of its Consolidated Subsidiaries has been a "distributing corporation" or a "controlled corporation" in a distribution intended to qualify under Section 355(a) of the Code. Neither Parent nor any of its Consolidated Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code, no such adjustment has been proposed by the IRS and no pending request for permission to change any accounting method has been submitted by Parent or any of its Consolidated Subsidiaries. Neither Parent nor any of its Consolidated Subsidiaries has participated in a "listed transaction" within the meaning of Treasury Regulation Section 1.6011-4(b)(2). If Parent or any of its Consolidated Subsidiaries has participated in a "reportable transaction" within the meaning of Treasury Regulation Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.

          (b)   Parent made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a RIC. Parent has qualified as a RIC at all times since its formation and expects to continue to so qualify through the Effective Time. No challenge to the Parent's status as a RIC is pending or has been threatened orally or in writing.

          (c)   Merger Sub is a newly formed entity created for the purpose of undertaking the Merger. Prior to the Effective Time, Merger Sub will not have engaged in any other business activities and will have incurred no liabilities or obligations other than as contemplated by this Agreement.

          (d)   Parent and its Consolidated Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442 and 3402 of the Code or any comparable provision of any state, local or foreign Laws) and have, within the time and in the manner prescribed by applicable Law, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.

          (e)   Parent is not aware of any fact or circumstance that could reasonably be expected to prevent the Mergers together from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code.

          (f)    Parent has no "earnings and profits" for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.

          (g)   Each Consolidated Subsidiary of Parent that is a partnership, joint venture, or limited liability company has been since its formation treated for U.S. federal income Tax purposes as a partnership or disregarded entity, as the case may be, and not as a corporation or an association taxable as a corporation.

          (h)   Section 4.12(h) of the Parent Disclosure Schedule lists each asset the disposition of which would be subject to rules similar to Section 1374 of the Code as prescribed in Internal Revenue Service Notice 88-19, 1988-1 C.B. 486, or Treasury Regulation Section 1.337(d)-5, Treasury Regulation Section 1.337(d)-6 or Treasury Regulation Section 1.337(d)-7 and the amount of "net unrealized built-in gain" (within the meaning of Section 1374(d) of the Code) on each such asset.

          (i)    No claim has been made in writing by a taxing authority in a jurisdiction where Parent or any of its Consolidated Subsidiaries does not file Tax Returns that Parent or any such Consolidated Subsidiary is or may be subject to taxation by that jurisdiction.

          (j)    Neither Parent nor any other Person on behalf of Parent or any of its Consolidated Subsidiaries has requested any extension of time within which to file any material Tax Return, which material Tax Return has not yet been filed.

          (k)   Neither Parent nor any of its Consolidated Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.

          (l)    Neither Parent nor any of its Consolidated Subsidiaries has any liability for the Taxes of another Person other than Parent and its Consolidated Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.

          (m)  There are no Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of Parent or any of its Consolidated Subsidiaries.

        4.13    Litigation.

          (a)   Neither Parent nor any of its Consolidated Subsidiaries is a party to any, and there are no pending or, to the Parent's knowledge, threatened, legal, administrative, arbitral or other Proceedings of any nature against Parent or any of its Consolidated Subsidiaries or to which any of their assets are subject that is seeking unspecified damages, damages in excess of $100,000, or any injunctive or other equitable relief other than, in the case of Proceedings initiated between the date hereof and the Closing Date only, such Proceedings as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Parent.

          (b)   There is no material Order or regulatory restriction (other than regulatory restrictions of general application that apply to similarly situated companies or their Consolidated Subsidiaries) imposed upon Parent, any of its Consolidated Subsidiaries or the assets of Parent or any of its Consolidated Subsidiaries (or that, upon consummation of the Merger, would apply to Parent or any of its Consolidated Subsidiaries).

          (c)   Since January 1, 2008, there have not been, nor are there currently pending, any internal investigations or inquiries being conducted by Parent, Parent's Board of Directors (or any committee thereof) or any third party at the request of any of the foregoing concerning any financial, accounting, Tax, conflict of interest, self-dealing, fraudulent or deceptive conduct or other misfeasance or malfeasance issues.

        4.14    Employee Matters.     Neither Parent nor any of its Consolidated Subsidiaries has any employees or any "employee benefit plans" as defined in Section 3(3) of ERISA, or any employment, bonus, incentive or deferred compensation, vacation, stock option or other equity based, severance, termination, retention, change of control, profit sharing, fringe benefit, health, medical or other similar plan, program, agreement or commitment, whether written or unwritten ("Parent Benefit Plans").

        4.15    Certain Contracts.

          (a)   Parent has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to the Company of, all Contracts (in each case, other than any Parent Benefit Plans) (the "Parent Material Contracts") to which, as of the date hereof, it or any of its Consolidated Subsidiaries is a party, or by which it or any of its Consolidated Subsidiaries may be bound, or, to the knowledge of Parent, to which it or any of its Consolidated Subsidiaries or their respective assets or properties may be subject:

            (1)   any loan or credit agreements, notes, bonds, mortgages, indentures and other agreements and instruments pursuant to which any indebtedness of Parent or any of its Consolidated Subsidiaries in an aggregate principal amount in excess of $500,000 is outstanding or may be incurred;

            (2)   any Contract other than this Agreement, with (A) any Consolidated Subsidiaries of Parent, (B) any current or former Employee or controlling stockholder of it or except with respect to investments set forth in the Parent SEC Reports or Parent Interim Financials any Affiliate of such Person, or (C) any "associate" or member of the "immediate family" (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act) of a Person identified in clause (A) or (B) of this paragraph, in each case in excess of $250,000 (individually or together with all related Contracts);

            (3)   any Contract that creates future payment obligations, including settlement agreements, in excess of $250,000 and that by its terms does not terminate, or is not terminable upon notice, without penalty within 90 days or less, or any Contract that creates or would create a Lien on any asset of Parent or its Consolidated Subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Parent);

            (4)   except with respect to investments set forth in the Parent SEC Reports or Parent Interim Financials, any partnership, limited liability company, joint venture or other similar Contract that is not entered into in the ordinary course of business and is material to Parent and its Consolidated Subsidiaries, taken as a whole;

            (5)   any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of Parent and its Consolidated Subsidiaries (taken as a whole) is or could be conducted or the types of business that Parent and its Consolidated Subsidiaries conducts or may conduct;

            (6)   any Contract relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) involving value in excess of $250,000 (individually or together with all related Contracts) as to which there are any ongoing obligations or that was entered into on or after January 1, 2008 other than Contracts entered into in the ordinary course of business with respect to investments set forth in the Parent SEC Reports or Parent Interim Financials;

            (7)   any Contract that obligates Parent or any of its Consolidated Subsidiaries to conduct any business that is material to Parent and its Consolidated Subsidiaries, taken as a whole, on an exclusive basis with any third party or, upon consummation of the Merger, will obligate Parent, the Surviving Company or any of their Consolidated Subsidiaries to conduct business with any third-party on an exclusive basis;

            (8)   any Contract with a Governmental Entity;

            (9)   any Parent Managed Fund Contract;

            (10) any Contract relating to any collateral management, investment advisory or other management or advisory fees in excess of $250,000 per year payable by or to Parent or any of its Consolidated Subsidiaries; or

            (11) any other Contract that is a "material contract" within the meaning of Item 601(b)(10) of the SEC's Regulation S-K or that is material to Parent or its financial condition or results of operations.

          (b)   Each Parent Material Contract is (i) valid and binding on Parent or its applicable Consolidated Subsidiary and, to Parent's knowledge, each other party thereto, (ii) enforceable in accordance with its terms (subject to the Bankruptcy and Equity Exception), and (iii) is in full force and effect other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Parent. Neither Parent nor any of its Consolidated Subsidiaries nor, to Parent's knowledge, any other party thereto, is in breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any Parent Material Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Parent. No Parent Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Parent. No event has occurred with respect to Parent or any of its Consolidated Subsidiaries that, with or without the giving of notice, the lapse of time or both, would constitute a material breach, violation or default under, give rise to a right of termination, modification, cancellation, foreclosure, prepayment or acceleration under or result in the imposition of a Lien pursuant to, any of the Parent Material Contracts other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Parent.

        4.16    Insurance Coverage.

          (a)   Section 4.16(a) of the Parent Disclosure Schedule contains a list of all material insurance policies that are owned by Parent or its Consolidated Subsidiaries and that name Parent or a Consolidated Subsidiary as an insured, including, without limitation, fidelity or surety bonds and self-insurance arrangements and those which pertain to the assets, Employees, agents or operations of the Parent or its Consolidated Subsidiaries (each, a "Parent Insurance Policy").

          (b)   Parent and its Consolidated Subsidiaries are insured against (i) such losses and risks and in such amounts as are customary in the businesses in which they are engaged and (ii) any and all reasonably foreseeable liability for any and all of the litigation described in the Parent Quarterly Report and Section 4.13(a) of the Parent Disclosure Schedule. In addition, Section 4.16(b) of the Parent Disclosure Schedule sets forth in respect of the Parent Insurance Policies (i) a description of claims made and reported involving amounts in excess of $100,000 and (ii) the aggregate amount paid out under each such policy during the period from January 1, 2008 through the date hereof.

          (c)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Parent, neither Parent nor any of its Consolidated Subsidiaries has received any notice or other communication regarding any actual or threatened in writing: (a) cancellation or invalidation of any Parent Insurance Policy (if not rescinded); (b) refusal or denial of any material coverage, reservation of rights or rejection of any material claim under any Parent Insurance Policy; or (c) material adjustment in the amount of the premiums payable with respect to any Parent Insurance Policy.

          (d)   There have been no disputes regarding denial or nonpayment of claims under any Parent Insurance Policy since January 1, 2008 other than with respect to claims that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Parent and its Consolidated Subsidiaries maintain insurance coverage with reputable insurers reasonably believed by Parent to be financially sound.

        4.17    Investment Assets.     Each of Parent and its Consolidated Subsidiaries has good title to all securities, indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, indebtedness or other financial instruments, as applicable, are pledged in the ordinary course of business consistent with past practice to secure obligations of Parent or its Consolidated Subsidiaries under outstanding indebtedness and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business.

        4.18    [Reserved].

        4.19    Intellectual Property.     Parent and its Consolidated Subsidiaries own, or are validly licensed or otherwise have the right to use, all Intellectual Property Rights that are material to the conduct of the business of Parent and its Consolidated Subsidiaries taken as a whole (hereinafter, "Parent Intellectual Property Rights"). No claims are pending for which Parent has received written notice or, to the knowledge of Parent, threatened (i) that Parent or any of its Consolidated Subsidiaries is infringing or otherwise adversely affecting the rights of any Person with regard to any Intellectual Property Right, or (ii) that any Parent Intellectual Property Right is invalid or unenforceable. To the knowledge of Parent, no Person is infringing, misappropriating or using without authorization the rights of the Company or any of its Consolidated Subsidiaries with respect to any Intellectual Property Right.

        4.20    Environmental Matters.     There are no material Proceedings of any kind, pending or, to the knowledge of Parent, threatened, against Parent or any of its Consolidated Subsidiaries, arising under any Environmental Law. There are no Orders by or with any Governmental Entity, imposing any material liability or obligation on Parent or any of its Consolidated Subsidiaries under or in respect of any Environmental Law. There are and have been no substances, materials, chemicals, wastes, pollutants, or contaminants classified as hazardous or toxic, or that are otherwise defined in or regulated under any Environmental Law, or other conditions at any property owned, operated, or otherwise used by, or the subject of a security interest on behalf of it or any of its Consolidated Subsidiaries, that reasonably could be expected, individually or in the aggregate, to give rise to a Material Adverse Effect with respect to Parent. Parent has provided to the Company all material environmental reports, assessments, audits, studies, investigations, data, environmental permits and other material written environmental information in the custody, possession or control of Parent or any of its Consolidated Subsidiaries, concerning Parent or any of its Consolidated Subsidiaries.

        4.21    Real Property.     Neither Parent nor any of its Consolidated Subsidiaries own any real property.

        4.22    Investment Adviser and Administrator

        To the knowledge of Parent:

          (a)   Ares Capital Management LLC (the "Investment Adviser") is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, Ares Operations LLC (the "Administrator") is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. True, complete and correct copies of the certificates of formation and limited liability company agreements of the Investment Adviser and the Administrator, each as in effect as of the date of this Agreement, have previously been made available to the Company. Each of the Investment Adviser and the Administrator has the requisite limited liability company power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted in all material respects, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Material Adverse Effect on Parent.

          (b)   Since the respective dates as of which information is given in the Parent SEC Reports, except as otherwise stated therein, there has been no material adverse change in the operations, affairs or regulatory status of the Investment Adviser or the Administrator that would reasonably be expected to result in a Material Adverse Effect on Parent.

          (c)   The Investment Adviser is duly registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is not prohibited by such act or the Investment Company Act from acting as the investment adviser of Parent under the Investment Advisory Agreement as contemplated by the Parent SEC Reports. There does not exist any proceeding or, to Parent's knowledge, any facts or circumstances the existence of which would be reasonably likely to adversely affect the registration of the Investment Adviser with the SEC or the ability of the Investment Adviser to perform its obligations under the Investment Advisory Agreement.

          (d)   There is no action, suit or proceeding or, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of Parent, threatened, against or affecting either the Investment Adviser or the Administrator, which is required to be disclosed in the Parent SEC Reports or which would reasonably be expected to result in a Material Adverse Effect on Parent.

          (e)   The Investment Advisory Agreement has been duly authorized, executed and delivered by Parent and the Investment Adviser, is in full force and effect, and no party thereto is in default or breach of any of its obligations thereunder. The Administration Agreement has been duly authorized, executed and delivered by Parent and the Administrator, is in full force and effect, and no party thereto is in default or breach of any of its obligations thereunder. Each of the Investment Advisory Agreement and the Administration Agreement constitute valid and legally binding agreements of the Investment Adviser and the Administrator, respectively, subject to the Bankruptcy and Equity Exception.

          (f)    Neither the Investment Adviser nor the Administrator is in violation of its certificate of formation or limited liability company agreement, except for such violations or defaults that would not reasonably be expected to result in a Material Adverse Effect on Parent.

ARTICLE V

COVENANTS RELATING TO CONDUCT OF BUSINESS

        5.1    Conduct of Businesses Prior to the Effective Time.     Subject to applicable Law, except as Previously Disclosed, as contemplated or permitted by this Agreement or with the prior written consent of the other parties, which prior written consent shall not be unreasonably delayed, conditioned or withheld, during the period from the date of this Agreement to the Effective Time, each party shall, and shall cause each of its respective Consolidated Subsidiaries to, (a) conduct its business in the ordinary course of business consistent with past practice and (b) use reasonable best efforts to (i) maintain and preserve intact its business organization, listing exchange status and advantageous business relationships, and (ii) maintain in effect all material Permits that are required by such party and its Consolidated Subsidiaries to carry on their respective businesses.

        5.2    Company Forbearances.     Subject to applicable Law, during the period from the date of this Agreement to the Effective Time, except as Previously Disclosed or as expressly contemplated or permitted by this Agreement, the Company shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of Parent (which prior written consent shall not be unreasonably delayed, conditioned or withheld):

          (a)   Other than pursuant to the Company Stock Options outstanding on the date of this Agreement or as set forth on Section 5.2(a) of the Company Disclosure Schedule, issue, deliver, sell, grant or otherwise permit to become outstanding, or dispose of or encumber or pledge, or authorize the creation of, or amend the terms of (i) any shares of its capital stock, (ii) any Company Voting Debt or other voting securities, (iii) any securities convertible into or exercisable or exchangeable for, or any other Rights to acquire, any such shares or other securities or (iv) any "phantom" stock, "phantom" stock rights, stock appreciation rights or stock-based performance units.

          (b)   (i) Make, declare, pay or set aside or establish a record date for payment of any dividend on or in respect of, or declare or make any distribution on, any shares of its capital stock or the capital stock of any of its Consolidated Subsidiaries, whether in cash, stock or property or any combination thereof, except for required dividends on the capital stock of the Company REIT to the extent necessary to avoid the imposition of income or excise Taxes on the Company REIT, as reasonably determined by the Company or dividends payable by any directly or indirectly wholly owned Consolidated Subsidiary of the Company to the Company or another directly or indirectly wholly owned Consolidated Subsidiary of the Company, (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or the capital stock of any of its Consolidated Subsidiaries or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities as in effect on the date of this Agreement.

          (c)   Sell, transfer, lease, mortgage, encumber or otherwise dispose of or discontinue any of its assets, deposits, business or properties, except for sales, transfers, leases, mortgages, encumbrances or other dispositions or discontinuances (i) as set forth in Section 5.2(c) of the Company Disclosure Schedule, (ii) other such transactions in the ordinary course of business consistent with past practice and in an aggregate amount not to exceed $500,000 or (iii) encumbrances required to secure the Company Outstanding Debt pursuant to the terms of such debt as in effect as of the date of this Agreement.

          (d)   Acquire or agree to acquire (other than by way of foreclosures or acquisitions of control in a fiduciary or similar capacity or in satisfaction of debts previously contracted in good faith, in each case, in the ordinary course of business consistent with past practice) all or any portion of the assets, business, deposits or properties of any other Person, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business consistent with past practice and in an amount that individually or together with other such transactions does not exceed $500,000.

          (e)   Amend the Company Articles, the Company Bylaws or other governing documents or similar governing documents of any of its Consolidated Subsidiaries.

          (f)    Implement or adopt any change in its Tax or financial accounting principles, practices or methods, other than as required by applicable Law, GAAP or applicable regulatory requirements.

          (g)   Except as required under applicable Law or the terms of any Company Benefit Plan existing as of the date hereof or as is set forth in Section 5.2(g) of the Company Disclosure Schedule or provided for by this Agreement, (i) increase in any manner the compensation or benefits (including, without limitation, any increase in severance, change of control or termination pay) of any of the current, former or newly hired Employees of the Company or its Consolidated Subsidiaries, (ii) pay any amounts to Employees of the Company or its Consolidated Subsidiaries or increase any amounts or rights of any such Employees not required by any current plan, program or agreement unless in connection with ordinary course payroll and expense reimbursement policies and procedures as in effect as of the date hereof, (iii) become a party to, establish, amend, commence participation in, terminate or commit itself to the adoption of any stock option plan or other stock-based compensation plan, compensation, severance, pension, retirement, profit-sharing, welfare benefit, or other employee benefit plan or agreement or employment agreement with or for the benefit of any Employee (or newly hired Employees) of the Company or its Consolidated Subsidiaries, (iv) other than as provided for in this Agreement, accelerate the vesting of or lapsing of restrictions with respect to any stock-based compensation or other long-term incentive compensation under any Company Benefit Plans, (v) cause the funding of any rabbi trust or similar arrangement or take any action to fund or in any other way secure the payment of compensation or benefits under any Company Benefit Plan, or (vi) enter into any employment, consulting, indemnification, severance or termination Contract with any Employee (other than immaterial at will employment arrangements).

          (h)   Take any action or knowingly fail to take any action that would, or would reasonably be expected to prevent the Mergers together from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

          (i)    (i) Incur any indebtedness for borrowed money, or guarantee any such indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any of its debt securities or the debt securities of any Consolidated Subsidiary, guarantee any debt of its Consolidated Subsidiaries, enter into any "keep well" or other agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing, except for draw downs with respect to existing credit facilities in the ordinary course of business consistent with past practice, or (ii) except pursuant to Previously Disclosed commitments existing as of the date of this Agreement that are set forth on Section 5.2(i) of the Company Disclosure Schedule, make any loans, advances or capital contributions to, or investments in, any other Person, other than to or in the Company or any direct or indirect wholly owned and Consolidated Subsidiary of the Company that is set forth on Section 5.2(i) of the Company Disclosure Schedule.

          (j)    Make or agree to make any new capital expenditure or expenditures in the aggregate in excess of $100,000.

          (k)   File or amend any Tax Return other than in the ordinary course of business; make, change or revoke any Tax election; or settle or compromise any material Tax liability or refund.

          (l)    Take any action, or knowingly fail to take any action, that is reasonably likely to cause Company REIT to fail to qualify as a REIT.

          (m)  Enter into any new line of business.

          (n)   Terminate, enter into, amend, modify or renew any Contract referenced in Section 3.16(a)(1), (2)(B), 2(C), (3), (5) (other than, in respect of non-solicitation Contracts, in the ordinary course of business consistent with past practice), (7), (8), (9), (10), and (11) in a manner materially adverse to the Company or its Consolidated Subsidiaries, as applicable.

          (o)   Settle any Proceeding against it, except for a Proceeding that (i) is settled in the ordinary course of business consistent with past practice in an amount or for consideration not in excess of $100,000 in the aggregate, (ii) would not impose any material restriction on the conduct of business of it or any of its Consolidated Subsidiaries or, after the Effective Time, Parent, the Surviving Company or any of their Consolidated Subsidiaries, (iii) would not create precedent for Proceedings that are reasonably likely to be material to it or any of its Consolidated Subsidiaries or, after the Effective Time, Parent, the Surviving Company or any of their Consolidated Subsidiaries and (iv) would not admit fault, liability or guilt.

          (p)   (i) Pay, discharge or satisfy any indebtedness for borrowed money, other than the payment, discharge or satisfaction, required pursuant to the terms of Company Outstanding Debt as in effect as of the date of this Agreement, (ii) cancel any material indebtedness (individually or in the aggregate) or waive or amend any claims or rights of substantial value (other than in accordance with ordinary course restructurings of portfolio companies in an aggregate amount not to exceed $1,000,000) or (iii) waive material benefits of, or agree to modify in any material manner, any confidentiality (other than in the ordinary course of business consistent with past practice), standstill or similar agreement to which it or any of its Consolidated Subsidiaries is a party.

          (q)   Merge or consolidate the Company or any of its Consolidated Subsidiaries with any Person or adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any of its Consolidated Subsidiaries.

          (r)   Agree to take, make any commitment to take, or adopt any resolutions of its Board of Directors in support of, any of the actions prohibited by this Section 5.2.

        5.3    [Reserved].

        5.4    Parent Forbearances.     Subject to applicable Law, during the period from the date of this Agreement to the Effective Time, except as Previously Disclosed or as expressly contemplated or permitted by this Agreement, Parent shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of the Company (which prior written consent shall not be unreasonably delayed, conditioned or withheld):

          (a)   Issue, deliver, sell, grant, dispose of, encumber or pledge any shares of its capital stock, other than (i) shares in an aggregate amount not to exceed $150 million aggregate value on or before March 31, 2010 and at a price no less than 80% of net asset value, (ii) after March 31, 2010, shares in an aggregate amount not to exceed $400 million aggregate value (including any value represented by shares issued prior to March 31, 2010) and at a price no less than 90% of net asset value, (iii) shares at a price per share greater than the net asset value per share of the Parent Common Stock or (iv) other shares of its capital stock not otherwise shares of the Parent Common Stock.

          (b)   Make, declare, pay or set aside or establish a record date for payment any dividend on or in respect of, or declare or make any distribution on, any shares of its capital stock or the capital stock of any of its Consolidated Subsidiaries, whether in cash, stock or property or any combination thereof, in each case, other than in the ordinary course of business consistent with past practice.

          (c)   Amend the Parent Articles, Parent Bylaws or other governing documents or similar governing documents of any of its Consolidated Subsidiaries (other than to increase the number of shares of authorized Parent Common Stock), in each case, in any manner that would reasonably be expected to be adverse to holders of the Company Common Stock.

          (d)   Take any action, or knowingly fail to take any action that would, or would reasonably be expected to prevent the Mergers together from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

          (e)   Agree to take, make any commitment to take, or adopt any resolutions of its Board of Directors in support of, any of the actions prohibited by this Section 5.4.

ARTICLE VI

ADDITIONAL AGREEMENTS

        6.1    Further Assurances.

          (a)   Subject to the Company Right, the parties shall cooperate with each other and use their reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all Permits of all Governmental Entities and all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable to consummate the Transactions (including the Merger) including, without limitation, the consents set forth on Section 3.3(b) of the Company Disclosure Schedule or Section 4.3(b) of Parent Disclosure Schedule, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and Governmental Entities. Without limiting the foregoing, the Company shall use its reasonable best efforts to obtain the Company Requisite Regulatory Approvals and the FIRPTA Certificate and Parent shall use its reasonable best efforts to obtain the Parent Requisite Regulatory Approvals. The Company shall use its reasonable best efforts to modify the Company Exemptive Order so that it would apply to Parent as the Company's successor.

          In furtherance (but not in limitation) of the foregoing, Parent shall promptly (but in no event later than 21 days of the date hereof) file any required applications, notices or other filings under the HSR Act. Subject to applicable Law, the Company and Parent shall have the right to review in advance, and, to the extent practicable, each shall consult the other on all the information relating to the Company or Parent, as the case may be, and any of their respective Consolidated Subsidiaries, that appear in any filing made with, or written materials submitted to, any third-party or any Governmental Entity in connection with the Transactions. In exercising the foregoing right, each of the parties shall act reasonably and as promptly as practicable. The parties shall consult with each other with respect to the obtaining of all Permits, consents, approvals and authorizations of all third parties and Permits of all Governmental Entities necessary or advisable to consummate the Transactions and each party will keep the other apprised of the status of matters relating to completion of the Transactions. Parent, on the one hand, and the Company, on the other hand, shall each, in connection with the efforts referenced in this Section 6.1(a) to obtain all requisite Permits for the Transactions under the HSR Act, use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any Proceeding initiated by a private party; (ii) keep the other party informed of any communication received by such party from, or given by such party to, the Federal Trade Commission (the "FTC"), the Antitrust Division of the Department of Justice (the "DOJ"), or any other Governmental Entity and of any communication received or given in connection with any Proceeding by a private party, in each case regarding any of the Transactions; and (iii) subject to applicable Law, permit the other party to review, in advance, any written communication given by it to or received from, and consult with each other in advance of any meeting or conference with, the FTC, the DOJ, or any other Governmental Entity or, in connection with any Proceeding by a private party, any other Person, and to the extent permitted by the FTC, the DOJ, or other applicable Governmental Entity or other Person, give the other party the opportunity to attend and participate in such meetings and conferences subject to applicable Law.

          Notwithstanding the foregoing or any other covenant contained herein, in connection with the receipt of any necessary Permits, including under the HSR Act or under any applicable foreign antitrust laws, nothing shall require either Parent or the Company to (i) divest or hold separate any material part of its businesses or operations or (ii) agree not to compete in any geographic area or line of business or agree to take, or not to take, any other action or comply with any other term or condition, in each case in such a manner as would reasonably be expected to result in a Material Adverse Effect.

          (b)   Subject to subsection (c) below, from the date of this Agreement until the Closing, Parent and the Company shall, and shall cause their Representatives to, reasonably cooperate in connection with obtaining the Financing Consents, any restructuring of any Company Outstanding Debt or Parent Indebtedness or any outstanding debt of the Company and its Consolidated Subsidiaries or Parent and its Consolidated Subsidiaries, or, in the circumstance where the Financing Consents cannot be obtained, obtaining any replacement, amended, modified or alternative financing, including the following (it being understood and agreed that in no event shall any party be required to take any action in respect of the following to the extent that doing so would be commercially unreasonable):

              (i)  assisting with the preparation of appropriate and customary materials for rating agency presentations, offering documents, bank information memoranda (including the delivery of customary representation letters) and similar documents reasonably required in connection with the Financing Consents, any restructuring or any alternative financing;

             (ii)  assisting with the preparation of any pledge and security documents, any loan agreement, currency or interest hedging agreement, other definitive financing documents on terms reasonably satisfactory to Parent, or other certificates, legal opinions or documents as may be reasonably requested by Parent;

            (iii)  facilitating the pledging of collateral;

            (iv)  subject to receipt by the Company or Parent, as applicable, of customary confidentiality undertakings, furnishing to financing sources identified by Parent or the Company, as the case may be, as promptly as practicable, such financial and other pertinent information regarding the applicable party as may be reasonably requested by the other party, including all financial statements and other financial data of the type and form customarily required by bank lenders, of the type required by Regulation S-X and Regulation S-K under the Securities Act for registered offerings of debt securities and of the type and form customarily included in offering documents used in private placements under Rule 144A of the Securities Act, to consummate any offerings of debt securities;

             (v)  providing monthly financial statements to the extent the relevant party customarily prepares such financial statements within the time such statements are customarily prepared;

            (vi)  obtaining such accountant's comfort letters, legal opinions, surveys and title insurance as reasonably requested by the parties or their financing sources in connection with any financing;

           (vii)  causing its independent accountants to cooperate with and assist in preparing customary and appropriate information packages and offering materials as may be reasonably requested for use in connection with a financing;

          (viii)  making available appropriate officers and employees, on reasonable advance notice, to meet with prospective lenders and investors in meetings, presentations, road shows and due diligence sessions, or to execute documents in accordance with this Section 6.1(b),

            (ix)  introducing Parent to appropriate representatives of the Company's lending sources in order to discuss the Financing Consents; and

             (x)  taking all corporate or entity actions, subject to the occurrence of the Closing, reasonably requested by Parent to permit the consummation of the Financing Consents, any restructuring of any Company Outstanding Debt or any other outstanding debt of Company and its Consolidated Subsidiaries or any alternative financing and to permit the proceeds thereof to be made available to Parent at the Closing.

          (c)   Notwithstanding anything to the contrary herein, (i) nothing in this Agreement shall require either Parent and its Consolidated Subsidiaries or the Company and its Consolidated Subsidiaries to make payments or provide other consideration for the repayment, restructuring or amendment of terms of indebtedness in connection with the Mergers in order to obtain the Financing Consents, other than customary consent fees required in connection with the change of control, and (ii) Section 6.1(b) and this Section 6.1(c) shall exclusively govern the obligations of each party to take (or omit to take) any action in respect of the Financing Consents, any restructuring of any Company Outstanding Debt or any outstanding debt of the Company and its Consolidated Subsidiaries, or, in the circumstance where the Financing Consents cannot be obtained, any action to obtain any replacement, amended, modified or alternative financing.

          (d)   If the Financing Consents are obtained, Parent agrees to execute and deliver, or cause to be executed and delivered, by or on behalf of the Surviving Company, at or prior to the Effective Time, one or more supplemental indentures, guarantees, certificates, opinions and other instruments required for the due assumption of the Company Outstanding Debt.

        6.2    Regulatory Matters.

          (a)   Parent and the Company shall as promptly as practicable, but in no case later than 30 days after the date of this Agreement, prepare and file with the SEC the Registration Statement. Each of Parent and the Company shall use its reasonable best efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing, and the Company and Parent shall promptly mail or deliver the Joint Proxy Statement/Prospectus to their respective stockholders upon such effectiveness. Parent shall also use its reasonable best efforts to obtain all necessary state securities Law or "Blue Sky" permits and approvals required to carry out the Transactions, and the Company shall use reasonable best efforts to furnish all information concerning the Company and the holders of the Company Common Stock as may be reasonably requested in connection with any such action.

          (b)   Each of Parent and the Company shall, upon request, furnish to the other all information concerning itself, its Consolidated Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Registration Statement or any other statement, filing, notice or application made by or on behalf of Parent, the Company or any of their respective Consolidated Subsidiaries to any Governmental Entity in connection with the Merger and the other Transactions. The information supplied or to be supplied by either Parent or the Company, as the case may be, for inclusion in the Registration Statement shall not at the time the Registration Statement is filed with the SEC or declared effective by the SEC contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the generality of the foregoing, prior to the Effective Time each party shall notify the other party as promptly as practicable (i) upon becoming aware of any event or circumstance that should be described in an amendment to the Registration Statement or in a supplement to the Joint Proxy Statement/Prospectus and (ii) after the receipt by it of any written or oral comments of the SEC with respect to, or of any written or oral request by the SEC for amendments or supplements to, the Joint Proxy Statement/Prospectus or the Registration Statement, and shall promptly supply the other party with copies of all correspondence between it or any of its Representatives and the SEC with respect to any of the foregoing filings.

          (c)   Subject to applicable Law, each of Parent and the Company shall promptly advise the other upon receiving any communication from any Governmental Entity, the consent or approval of which is required for consummation of the Transactions, that causes such party to believe that there is a reasonable likelihood that any Regulatory Approval will not be obtained or that the receipt of any such approval may be materially delayed or conditioned. To the extent permitted by applicable Law, each party shall consult with the other party prior to responding to any communication from any Governmental Entity in connection with the Transactions.

        6.3    Stockholder Approval.

          (a)   As of the date of this Agreement, the Board of Directors of the Company has adopted resolutions approving the Company Matters, including the Merger, on the terms and conditions set forth in this Agreement, and directing that the Company Matters, including the Merger, be submitted to the Company's stockholders for their consideration. Subject to the Company Right, the Board of Directors of the Company shall submit to its stockholders the Company Matters on the terms and conditions set forth in this Agreement and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions. In furtherance of that obligation, subject to the Company Right, the Company shall take, in accordance with applicable Law and the Company Articles and the Company Bylaws, all action necessary to send a notice as promptly as practicable (but in no event later than ten Business Days) following the date on which the SEC declares the Registration Statement effective of which the Joint Proxy Statement/Prospectus forms a part, to convene a meeting of its stockholders (the "Company Stockholders Meeting"), as promptly as practicable thereafter, to consider and vote upon approval of the Company Matters including the Merger, on the terms and conditions set forth in this Agreement as well as any other such matters. The record date for the Company Stockholders Meeting shall be determined in prior consultation with and subject to the prior written approval of Parent (which prior written approval shall not be unreasonably delayed, conditioned or withheld). Subject to Section 6.7, the Board of Directors of the Company shall use reasonable best efforts to obtain from the Company's stockholders the vote required to approve the Company Matters, on the terms and conditions set forth in this Agreement, including by recommending to the Company's stockholders the approval of the Company Matters and including such recommendation in the Joint Proxy Statement/Prospectus and by, at the request of Parent, postponing or adjourning the Company Stockholders Meeting to obtain a quorum or solicit additional proxies; provided that the Company shall not postpone or adjourn the Company Stockholders Meeting for any other reason without the prior written consent of Parent (which prior written consent shall not be unreasonably delayed, conditioned or withheld). Without limiting the generality of the foregoing, the Company's obligations pursuant to this Section 6.3(a) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to the Company or its stockholders of any Takeover Proposal or (ii) a Company Adverse Recommendation Change (other than a Company Right).

          (b)   As of the date of this Agreement, the Board of Directors of Parent has adopted resolutions approving the Parent Matters on the terms and conditions set forth in this Agreement, and directing that the Parent Matters be submitted to Parent's stockholders for their consideration. The Board of Directors of Parent shall submit to its stockholders the Parent Matters on the terms and conditions set forth in this Agreement and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions. In furtherance of that obligation, Parent shall take, in accordance with applicable Law and the Parent Articles and the Parent Bylaws, all action necessary to send a notice as promptly as practicable (but in no event later than ten Business Days) following the date on which the SEC declares the Registration Statement effective of which the Joint Proxy Statement/Prospectus forms a part, to convene a meeting of its stockholders (the "Parent Stockholders Meeting"), as promptly as practicable thereafter, to consider and vote upon approval of the Parent Matters including the Merger, on the terms and conditions set forth in this Agreement as well as any other such matters. The record date for the Parent Stockholders Meeting shall be determined in prior consultation with and subject to the prior written approval of the Company (which prior written approval shall not be unreasonably delayed, conditioned or withheld). Subject to Sections 6.8(a) and 6.8(b), the Board of Directors of Parent shall use reasonable best efforts to obtain from Parent's stockholders the vote required to approve the Parent Matters, including by recommending to Parent's stockholders the approval of the Parent Matters and including such recommendation in the Joint Proxy Statement/Prospectus and by, at the request of the Company, postponing or adjourning the Parent Stockholders Meeting to obtain a quorum or solicit additional proxies; provided that Parent shall not postpone or adjourn the Parent Stockholders Meeting for any other reason without the prior written consent of the Company (which prior written consent shall not be unreasonably delayed, conditioned or withheld). Without limiting the generality of the foregoing, Parent's obligations pursuant to this Section 6.3(b) shall not be affected by a Parent Adverse Recommendation Change.

        6.4    NASDAQ Listing.     Parent shall use reasonable best efforts to cause the shares of the Parent Common Stock to be issued in the Merger in exchange for the Company Common Stock to be approved for listing on the NASDAQ, subject to official notice of issuance, as promptly as practicable, and in any event prior to the Effective Time.

        6.5    Employee Matters.

          (a)   The Company shall cause the employment or services of all Employees of the Company and its Consolidated Subsidiaries (other than those identified by Parent prior to the Closing as not requiring termination) to be terminated immediately prior to the Effective Time; provided, however, that such termination of employment or services shall be contingent upon the Effective Time actually occurring.

          (b)   On or prior to the Closing Date, Parent or its Affiliates may, but shall be under no obligation to, make an offer of employment, effective as of the Effective Time or thereafter, or hire any of the Employees of the Company who are actively employed with the Company immediately prior to the Effective Time; provided, however, that any such offer of employment to an Employee shall be contingent upon the Effective Time actually occurring. Employees of the Company who continue as Employees of Parent or who affirmatively accept an offer of employment from a controlled Affiliate of Parent and commence working for Parent or its controlled Affiliates on the Closing Date are hereinafter referred to as the "Business Employees." Parent or its controlled Affiliates shall determine, in its or their sole and absolute discretion, the terms and conditions of employment to be offered to any Business Employee and are under no obligation to employ any Business Employee for any particular period of time. Nothing herein shall be construed to prevent Parent or its controlled Affiliates from terminating the employment of any Business Employee at any time after the Effective Time for any reason (or no reason). Parent agrees that any employee benefit plans in which the Business Employees are eligible to participate shall take into account for purposes of eligibility, vesting and benefit accrual thereunder, except for benefit accrual under defined benefit pension plans, or to the extent it would result in a duplication of benefits, service by Business Employees with the Company and its Affiliates as if such service were with Parent or its controlled Affiliates, to the same extent such service was credited under a comparable Company Benefit Plan. Parent shall, or shall cause its controlled Affiliates to: (i) waive any preexisting condition limitations otherwise applicable to Business Employees and their eligible dependents under any benefit plan of Parent or its controlled Affiliates that provides health or medical benefits in which such Business Employees may be eligible to participate following the Closing (a "Parent Welfare Plan"), other than any limitations that were in effect with respect to such employees as of the Closing under the analogous Company Benefit Plan, (ii) honor any deductible, co-payment and out-of-pocket maximums incurred by any Business Employee and his or her eligible dependents under the health plans in which they participated immediately prior to the Closing during the portion of the calendar year prior to the Closing in satisfying any deductibles, co-payments or out-of-pocket maximums under Parent Welfare Plans that provide health or medical benefits in which they are eligible to participate after the Closing in the same plan year in which such deductibles, co-payments or out-of-pocket maximums were incurred and (iii) waive any waiting period limitation or evidence of insurability requirement that would otherwise be applicable to any Business Employee and his or her eligible dependents on or after the Closing, in each case to the extent such Business Employee or eligible dependent had satisfied any similar limitation or requirement under an analogous Company Benefit Plan prior to the Closing.

          (c)   Not later than 10 Business Days prior to and contingent upon the Effective Time, the Company shall terminate all of the Company Benefit Plans maintained by the Company or any of its Consolidated Subsidiaries subject to the requirements of Sections 401(a) and 409A of the Code; provided, however, that the Company shall not be required to terminate (1) any obligation it has to make payments under any employment or retention agreements or payments otherwise provided for in this Agreement or (2) any Company Benefit Plan identified by Parent at least 10 Business Days prior to the Closing. Payments in respect of terminated Company Benefit Plans shall be made upon the Closing to the extent permitted by Sections 401(a) and 409A of the Code. To the extent payment upon Closing is not permitted by Sections 401(a) and 409A of the Code, the Company shall vest payments and benefits under such terminated Company Benefit Plans and payments and benefits under employment or retention agreements for employees who will not continue in the employ of Parent and its Affiliates. To the extent permitted by Section 409A of the Code, the Company shall establish and fund a rabbi trust or similar funding arrangement for any such payments not made at Closing, which will be distributed at the earliest time permitted in accordance with the terms of such underlying Company Benefit Plans and the requirements of Section 409A of the Code. The rabbi trust shall provide that upon satisfaction of all amounts the remainder will revert to the Company. Notwithstanding the foregoing, Parent or its controlled Affiliates shall continue, or cause to be continued for the duration of the applicable COBRA continuation period, the health and medical benefits for the Employees of the Company and its Consolidated Subsidiaries under the arrangements that exist immediately prior to the Effective Time (the "Company Health Plans"); provided, that if it is not possible for Parent or its controlled Affiliates to continue the Company Health Plans as a result of the termination of such Company Health Plan as of the Closing Date, the Parent or its controlled Affiliate shall either (i) use commercially reasonable efforts to obtain replacement arrangements that replicate the Company Health Plans or (ii) cause such benefits to be provided pursuant to the health and medical benefit arrangements of a controlled Affiliate that most closely approximate the benefits provided pursuant to the Company Health Plans. At or prior to the Effective Time, the Company shall take all necessary action to cause the account balances and/or accrued benefits of the Company Employees under the Company 401(k) Plan, to be fully vested and non-forfeitable as of the Closing Date provided that such actions shall be contingent on the Effective Time occurring. Each Business Employee with an outstanding plan loan under the Company 401(k) Plan shall be permitted to roll over his or her "eligible rollover distribution" from the Company 401(k) Plan to a qualified defined contribution plan maintained by Parent or its controlled Affiliate for the Business Employees, including any outstanding plan loan or promissory note under the Company 401(k) Plan to the extent allowable under such plan. Except as set forth above, at or prior to the Effective Time (or, if not permitted under applicable Law, as soon as practicable after the Effective Time in accordance with their terms) the Company shall pay out to each Employee of the Company or its Consolidated Subsidiaries all benefits accrued by such Employee of the Company or its Consolidated Subsidiaries under the Company Benefit Plans. The Company shall provide Parent reasonable opportunity to review and comment upon all documentation, including any resolutions to be adopted by the Company, and to effectuate the termination of the Company Benefit Plans and vesting of the Company's matching contributions under the Company 401(k) Plan.

          (d)   In the event that (i) any Employee of the Company or its Consolidated Subsidiary who does not have a retention agreement does not continue in the employ of Parent or its controlled Affiliate on or after the Closing or (ii) the employment of any Business Employee who does not have a retention agreement is terminated by Parent or its controlled Affiliate without cause within twelve months following the Closing, then the Company (in the case of the foregoing Section 6.5(d)(i)) or the Parent (in the case of the foregoing Section 6.5(d)(ii)), agrees to, or will cause its controlled Affiliate to, provide such Employee with severance benefits no less than the severance benefits set forth on Section 5.2(g) of the Company Disclosure Schedule.

          (e)   The Company shall be permitted to pay retention/annual bonuses and miscellaneous transaction-related compensation, consistent with the terms set forth on Section 5.2(g) of the Company Disclosure Schedule, to Employees of the Company and its Consolidated Subsidiaries.

          (f)    Notwithstanding anything in this Section 6.5 to the contrary, nothing contained herein, whether express or implied, shall be treated as an amendment or other modification of any employee benefit plan maintained by Parent or any of its Affiliates, or shall limit the right of Parent or its respective Affiliates to amend, terminate or otherwise modify any employee benefit plan maintained by Parent or any of its Affiliates following the Effective Time. If (i) a party other than the parties hereto makes a claim or takes other action to enforce any provision in this Agreement as an amendment to any employee benefit plan maintained by Parent or any of its Affiliates, and (ii) such provision is deemed to be an amendment to such employee benefit plan maintained by Parent or any of its Affiliates even though not explicitly designated as such in this Agreement, then, solely with respect to the employee benefit plan maintained by Parent or any of its Affiliates at issue, such provision shall lapse retroactively and shall have no amendatory effect with respect thereto.

          (g)   No provision of this Section 6.5 shall create any third party beneficiary or other rights in any Business Employee (including any beneficiary or dependent thereof) in respect of employment with Parent or any of its Affiliates and no provision of this Section 6.5 shall create any rights in any Business Employee (including any beneficiary or dependent thereof) in respect of any compensation or benefits that may be provided, directly or indirectly, under any employee benefit plan or arrangement that has been or may be established by Parent or any of its Affiliates. No provision of this Agreement shall constitute a limitation on rights to amend, modify or terminate at any time any employee benefit plans or arrangements of Parent of any of its Affiliates.

          (h)   The Company shall be responsible for fulfilling all requirements under WARN, including but not limited to issuing all notices required under WARN or similar state laws (a "WARN Notice") and/or to make any payments required to be made to any Employee of the Company or its Consolidated Subsidiaries under WARN or similar state laws; provided, that Parent shall have an opportunity to review and approve such WARN Notice no later than seven Business Days before such WARN Notice will be issued to an Employee of the Company or its Consolidated Subsidiaries, such approval by Parent to not be unreasonably withheld.

        6.6    Indemnification; Directors' and Officers' Insurance.

          (a)   Following the Effective Time, Parent shall, to the fullest extent permitted under applicable Law, indemnify, defend and hold harmless and advance expenses to the present and former directors and officers of the Company or any of its Consolidated Subsidiaries, and any such Person presently or formerly serving at the request of the Company or any of its Consolidated Subsidiaries as a director, officer, employee, trustee or fiduciary of any other Person or under or with respect to any employee benefit plan (in each case, when acting in such capacity) (each, an "Indemnified Party" and collectively, the "Indemnified Parties") against all costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, penalties, amounts paid in settlement or other liabilities (collectively, "Indemnified Liabilities") incurred in connection with any Proceeding arising out of actions or omissions occurring at or prior to the Effective Time (including the Transactions), whether asserted or claimed prior to, at or after the Effective Time. In the event of any such Indemnified Liabilities, (i) Parent shall advance to such Indemnified Party upon request reimbursement of documented expenses reasonably incurred to the fullest extent permitted under applicable Law provided that the Person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification and complies with other applicable provisions imposed under the Investment Company Act and interpretations thereof by the SEC or its staff and (ii) Parent and the applicable Indemnified Parties shall cooperate in the defense of such matter. If any Indemnified Party is required to bring any action to enforce rights or to collect moneys due under this Section 6.6(a) and is successful in obtaining a decision that it is entitled to enforcement of any right or collection of any money in such action, Parent shall reimburse such Indemnified Party for all of its expenses reasonably incurred in connection with bringing and pursuing such action, including reasonable attorneys' fees and costs.

          (b)   For a period of six years following the Effective Time, Parent shall obtain a directors' and officers' liability insurance policy that serves to reimburse the present and former officers and directors of the Company or any of its Consolidated Subsidiaries (determined as of the Effective Time) with respect to Proceedings against such directors or officers arising from facts or events occurring on or prior to the Effective Time, which insurance shall contain identical or better coverage and amounts, and contain terms and conditions no less advantageous, as that coverage currently provided by the Company's current policies (the "Company D&O Policies"); provided, that in no event shall Parent be required to expend more than 200% of the current amount expended by the Company for the Company D&O Policies for a twelve-month period (the "Current Premium") to maintain or procure directors' and officers' insurance coverage for a comparable six-year period, which annual premium is set forth on Section 6.6(b) of the Company Disclosure Schedule; provided, further, that if Parent is unable to maintain or obtain the insurance called for by this Section 6.6(b), Parent shall use its reasonable best efforts to obtain as much comparable insurance as is available for 200% of the Current Premium; provided, further, that officers and directors of the Company or any of its Consolidated Subsidiaries may be required to make application and provide customary representations and warranties to the responsible insurance carrier for the purpose of obtaining such insurance. Notwithstanding anything in this Section 6.6(b) to the contrary, (i) Parent may fulfill its (and the Surviving Company's) obligations under this

  Section 6.6(b) by purchasing, and (ii) the Company may purchase for up to 200% of the Current Premium a director's and officer's insurance policy or a "tail" policy under the Company D&O Policies, in either case that (A) has an effective term of six years from the Effective Time, (B) covers those Persons who are currently covered by the Company D&O Policies and for actions and omissions occurring on or prior to the Effective Time and (C) contains terms with respect to coverage and amounts that are identical or better than those contained in the Company D&O Policies provided, that, if the Company purchases such insurance policy or "tail" policy, Parent's obligation under this Section 6.6(b) shall be deemed to have been satisfied in full.

          (c)   Any Indemnified Party wishing to claim indemnification under Section 6.6(a), upon learning of any Proceeding described above, shall promptly notify Parent; provided, that failure so to notify shall not affect the obligations of Parent under Section 6.6(a) unless and to the extent that Parent is actually and materially prejudiced as a consequence.

          (d)   If Parent or any of its successors or assigns consolidates with or merges into any other entity and is not the continuing or surviving entity of such consolidation or merger or transfers all or substantially all of its assets to any other entity, then and in each case, Parent shall cause proper provision to be made so that the successors and assigns of Parent shall assume the obligations set forth in this Section 6.6.

          (e)   At the Effective Time, Parent shall automatically, fully, unconditionally and irrevocably assume and agree to perform and discharge, jointly and severally with the Surviving Company, all of the obligations of the Company under each indemnification agreement between the Company and any of its directors and officers listed on Section 6.6(e) of the Company Disclosure Schedule (substantially in the form filed under Exhibit 10.37 to the Company's Form 10-K for the year ended December 31, 2003) and any other similar agreements.

          (f)    The provisions of this Section 6.6 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by Contract or otherwise.

        6.7    No Solicitation.

          (a)   The Company shall, and shall cause its Affiliates, Consolidated Subsidiaries, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents (collectively, "Representatives") to, immediately cease and cause to be terminated immediately any discussions or negotiations with any parties that may be ongoing with respect to, or that are intended to or could reasonably be expected to lead to, a Takeover Proposal. The Company shall promptly demand that each Person (other than Parent or its Affiliates or Representatives) that has heretofore executed a confidentiality agreement with respect to the Company's consideration of a possible Takeover Proposal immediately return or destroy (which destruction shall be certified in writing by such Person to the Company) all confidential information heretofore furnished to such Person. Prior to the Effective Time, subject to Section 6.7(c), the Company shall not, and shall cause its Affiliates, Consolidated Subsidiaries and its and their respective Representatives not to, (i) directly or indirectly solicit, initiate, induce, knowingly encourage or take any other action with the intent to solicit, initiate, induce or encourage (including by way of furnishing or disclosing information) any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its stockholders) with respect to any Takeover Proposal, (ii) enter into any agreement, arrangement, discussions or understanding with respect to any Takeover Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) or enter into any Contract or understanding (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement)

  requiring it to abandon, terminate or fail to consummate, or that is intended to or that would reasonably be expected to result in the abandonment of, termination of or failure to consummate, the Merger or any other Transaction, (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any Person (other than Parent or its Affiliates or Representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or would reasonably be expected to lead to, any Takeover Proposal, or (iv) grant any approval pursuant to any Takeover Statute to any Person (other than Parent or its Affiliates) or transaction (other than the Transactions) or waiver or release under any standstill or any similar agreement with respect to equity securities of the Company.

          (b)   The Company shall advise Parent in writing of any request for information or any Takeover Proposal and the terms and conditions of such request, Takeover Proposal or inquiry (including the identity of the Person (or group of Persons) making such request, Takeover Proposal or inquiry) and the Company shall promptly provide to Parent copies of any written materials received by the Company in connection with any of the foregoing, and the identity of the Person (or group of Persons) making any such request, Takeover Proposal or inquiry or with whom any discussions or negotiations are taking place. The Company agrees that it shall keep Parent informed on a reasonably current basis of the status and the material terms and conditions (including amendments or proposed amendments) of any such request, Takeover Proposal or inquiry and keep Parent informed on a reasonably current basis of any information requested of or provided by the Company and as to the status of all discussions or negotiations with respect to any such request, Takeover Proposal or inquiry.

          (c)   If on or after the date of this Agreement and at any time prior to the Company Stockholders Meeting, (i) the Company receives a bona fide unsolicited Takeover Proposal (under circumstances in which the Company has complied in all material respects with the provisions of Sections 6.7(a) and (b)); (ii) the Board of Directors of the Company shall have determined in good faith, after consultation with reputable outside legal counsel and financial advisors experienced in such matters, that (x) failure to consider such Takeover Proposal would be a breach of the duties of the directors of the Company under applicable Law and (y) such Takeover Proposal constitutes or is reasonably likely to result in a Superior Proposal; and (iii) the Company gives Parent at least two (2) Business Days prior written notice of the identity of the Person making such Takeover Proposal, the terms and conditions of such Takeover Proposal and the Company's intention to furnish information to, or participate in discussions or negotiations with, the Person making such Takeover Proposal then, subject to compliance with this Section 6.7(c), the Company may:

              (i)  engage in negotiations or discussions with such Person who has made the unsolicited bona fide Takeover Proposal and provide information in response to a request therefor by a Person who has made such Takeover Proposal if the Company (A) receives from such Person an executed confidentiality agreement with terms (including standstill) no less favorable to the Company than those contained in the Confidentiality Agreement (except for such changes specifically necessary for the Company to comply with its obligations under this Agreement) and (B) provides Parent a copy of all such information that has not previously been delivered to Parent simultaneously with delivery to such Person, and

             (ii)  after fulfilling its obligations under Section 6.7(d) below, adopt, approve or recommend, or publicly propose to adopt, approve or recommend, including entering into an agreement with respect thereto, a Takeover Proposal (a "Takeover Approval").

          If on or after the date of this Agreement and at any time prior to the Company Stockholders Meeting, the Board of Directors of the Company shall have determined in good faith, after consultation with reputable outside legal counsel and financial advisors experienced in such matters, that recommendation of the Company Matters to the Company's stockholders would be a breach of the duties of the directors of the Company under applicable Law, the Company may (A) withdraw or qualify (or modify or amend in a manner adverse to Parent), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to Parent), the approval, adoption, recommendation or declaration of advisability by the Board of Directors of the Company of the Company Matters, including the recommendation of the Board of Directors of the Company (the "Company Recommendation") and (B) take any action or make any statement, filing or release, in connection with the Company Stockholders Meeting or otherwise, inconsistent with the Company Recommendation (any action described in clause (A) and (B) referred to collectively with any Takeover Approval as a "Company Adverse Recommendation Change").

          (d)   Upon any determination that a Takeover Proposal constitutes a Superior Proposal, the Company shall provide to Parent a written notice (a "Notice of a Superior Proposal") (i) advising Parent that the Board of Directors of the Company has received a Superior Proposal, (ii) specifying in reasonable detail the material terms and conditions of such Superior Proposal, including the amount per share that the stockholders of the Company will receive and including a copy of all written materials provided to or by the Company in connection with such Superior Proposal and (iii) identifying the Person making such Superior Proposal. The Company shall cooperate and negotiate in good faith with Parent during the five calendar day period following the Notice of a Superior Proposal (it being understood that any amendment to the financial terms or any other material term of such Superior Proposal shall require a new notice and a new five calendar day period) to make such adjustments in the terms and conditions of this Agreement as would enable the Company to proceed with a Company Recommendation without a Company Adverse Recommendation Change. If Parent does not make an offer that the Board of Directors of the Company determines in its reasonable good faith judgment (after consultation with reputable outside legal counsel and financial advisors experienced in such matters) to be as favorable to the holders of the Company Common Stock (other than Parent and its Affiliates), as such Superior Proposal, and the Company has complied in all material respects with Section 6.7(c) above, the Company may terminate this Agreement pursuant to Section 8.1(c)(iii).

          (e)   Other than as permitted by Section 6.7(c), neither the Company nor the Board of Directors of the Company shall make any Company Adverse Recommendation Change. Notwithstanding anything herein to the contrary, no Company Adverse Recommendation Change shall change the approval of the Company Matters or any other approval of the Board of Directors of the Company, including in any respect that would have the effect of causing any Takeover Statute or other similar statute to be applicable to the Transactions.

          (f)    The Company shall provide Parent with prompt written notice of any meeting of the Company's Board of Directors at which the Company's Board of Directors is reasonably expected to consider any Takeover Proposal (such written notice shall in any event be reasonably in advance of such meeting).

        6.8    Parent Recommendations.

          (a)   If on or after the date of this Agreement and at any time prior to Parent Stockholders Meeting, the Board of Directors of Parent shall have determined in good faith, after consultation with reputable outside legal counsel and financial advisors experienced in such matters, that recommendation of the Parent Matters to Parent's stockholders would be a breach of the duties of the directors of Parent under applicable Law, Parent may (A) withdraw or qualify (or modify or amend in a manner adverse to the Company), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to the Company), the approval, adoption, recommendation or declaration of advisability by the Board of Directors of Parent of the Parent Matters, including the recommendation of the Board of Directors of Parent (the "Parent Recommendation"), and (B) take any action or make any statement, filing or release, in connection with the Parent Stockholders Meeting or otherwise, inconsistent with the Parent Recommendation (any action described in clause (A) and (B) being referred to as a "Parent Adverse Recommendation Change").

          (b)   Other than as permitted by Section 6.8(a), neither Parent nor the Board of Directors of Parent shall make any Parent Adverse Recommendation Change. Notwithstanding anything herein to the contrary, no Parent Adverse Recommendation Change shall change the approval of the Parent Matters or any other approval of the Board of Directors of Parent.

        6.9    Access to Information.

          (a)   Upon reasonable notice, subject to applicable Law, each of the Company and Parent shall, and shall cause each of its Consolidated Subsidiaries to, afford to the officers, employees, accountants, counsel, advisors, agents and other Representatives of the other party, reasonable access, during normal business hours during the period prior to the Effective Time, to all its properties, books, Contracts, commitments and records, and, during such period, such party shall, and shall cause its Consolidated Subsidiaries to, make available (including via EDGAR) to the other party (i) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of applicable Laws (other than reports or documents that such party is not permitted to disclose under applicable Law) and (ii) all other information concerning its business, properties and personnel as the other party may reasonably request. From the date of this Agreement through the Closing, subject to applicable Law, each of Parent and the Company shall promptly provide each other with monthly and quarterly information regarding its portfolio company investments for informational purposes. Prior to the Closing, the Company shall provide Parent with all information reasonably requested by Parent regarding the Company's portfolio companies, including information of third parties, and cooperate fully with Parent in connection with its diligence of the Company's portfolio companies.

          (b)   All information and materials provided pursuant to this Agreement shall be subject to the provisions of the Confidentiality Agreement.

          (c)   No investigation by a party hereto or its representatives shall affect the representations and warranties of the other party set forth in this Agreement.

        6.10    Takeover Statutes and Provisions.     Neither Parent nor the Company will take any action that would cause the Transactions to be subject to requirements imposed by any Takeover Statute. Each of Parent and the Company shall take all necessary steps within its control to exempt (or ensure the continued exemption of) those Transactions from, or if necessary challenge the validity or applicability of, any applicable Takeover Statute, as now or hereafter in effect.

        6.11    Tax Matters.

          (a)    Tax Representation Letters.    Prior to the Effective Time (or at such other times as requested by counsel), each of Parent and the Company shall execute and deliver to Proskauer Rose LLP and Sullivan & Cromwell LLP tax representation letters (which will be used in connection with the tax opinions contemplated by Sections 7.2(d) and 7.3(d)) in form and substance as set forth in Exhibits B and C.

          (b)    Tax Information.    The Company shall use its reasonable best efforts to deliver to Parent a statement, accurate in all material respects, no later than the Closing Date, of (i) the assets of the Company appearing in the Consolidated Statement of Investments included in the Company's SEC filings, showing the basis of such assets for federal income Tax purposes by lot and the holding periods of such assets for such purposes, based on the books and records of the Company as of the close of the quarter immediately preceding the Closing Date (the "Prior Quarter")

  (provided that, if the Closing Date is less than 30 days after the close of the Prior Quarter, the information shall be provided on the basis of the books and records of the Company as of the close of the quarter immediately preceding the Prior Quarter; (ii) the capital loss carryforwards of the Company for federal income Tax purposes and the taxable year(s) of the Company (or its predecessors) in which such capital losses were recognized; (iii) any limitations on the use of such losses imposed under Section 382 of the Code (determined without regard to the Transactions); (iv) any unrealized gain or loss in such assets for federal income Tax purposes, based on the books and records of the Company as of the close of the Prior Quarter (provided that, if the Closing Date is less than 30 days after the close of the Prior Quarter, the information shall be provided on the basis of the books and records of the Company as of the close of the quarter immediately preceding the Prior Quarter), and (v) such other Tax information reasonably and timely requested by Parent.

          (c)    RIC Status.    During the period from the date of this Agreement to the Effective Time, except as Previously Disclosed or as expressly contemplated or permitted by this Agreement, (i) the Company shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of Parent take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause the Company to fail to qualify as a RIC, and (ii) Parent shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of the Company, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause Parent to fail to qualify as a RIC.

          (d)    Tax Opinions.    The Company shall use its best efforts to cause Sullivan & Cromwell LLP to, and Parent shall use its best efforts to cause Proskauer Rose LLP to, issue a Registration Statement Tax Opinion in form and substance as set forth in Exhibit G. The Company shall use its best efforts to obtain the tax opinion described in Section 7.3(d) and Parent shall use its best efforts to obtain the tax opinion described in Section 7.2(d).

        6.12    Merger of Surviving Company.     Immediately after the occurrence of the Effective Time and in accordance with the MGCL, Surviving Company shall merge with and into Parent, with Parent as the surviving entity.

        6.13    Stakeholder Litigation.     The parties to this Agreement shall cooperate and consult with one another in connection with any Proceeding by the Company's stockholders and other stakeholders or Parent's stockholders and other stakeholders against any of them or any of their respective directors, officers or Affiliates with respect to this Agreement or the Transactions. In furtherance of and without in any way limiting the foregoing, each of the parties shall use its respective reasonable best efforts to prevail in such Proceeding so as to permit the consummation of the Transactions in the manner contemplated by this Agreement. Notwithstanding the foregoing, the Company agrees that it will not compromise or settle any Proceeding commenced against it or its directors, officers and/or employees relating to this Agreement or the Transactions (including the Merger) without Parent's prior written consent, except for any Proceeding that is settled in the ordinary course of business consistent with past practice in an amount or for consideration not in excess of $500,000 and that would not (i) impose any material restriction on the business of the Company or any of its Consolidated Subsidiaries, or after the Effective Time, Parent, the Surviving Company or any of their Consolidated Subsidiaries, (ii) create precedent for claims that are reasonably likely to be material to the Company or any of its Consolidated Subsidiaries or, after the Effective Time, Parent, the Surviving Company or any of their Consolidated Subsidiaries or (iii) admit fault, liability or guilt.

        6.14    Resignations.     To the extent requested by Parent in writing at least two Business Days prior to the Closing Date, on the Closing Date, the Company shall cause to be delivered to Parent duly signed resignations, effective at or immediately after the Closing, of the directors and officers of the

Company and its Consolidated Subsidiaries designated by Parent and shall take such other action as is necessary to accomplish the foregoing.

        6.15    Section 16 Matters.     Prior to the Effective Time, the Board of Directors of each of Parent and the Company shall take all such steps as may be required to cause any dispositions of the Company Common Stock (including derivative securities with respect to the Company Common Stock) or acquisitions of the Parent Common Stock (including derivative securities with respect to the Parent Common Stock) resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company or will become subject to such reporting requirements with respect to Parent, in each case, to be exempt pursuant to Rule 16b-3.

        6.16    Managed Funds Approvals.     The Company and Parent shall each use its respective reasonable best efforts to obtain or make all consents (including by voting or consenting with respect of its own interests), rating agency confirmations, approvals, authorizations, notices and filings required to consummate the Transactions without violating, conflicting with, resulting in a breach of any provision of or the loss of any benefit under, constituting a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, resulting in the termination of or a right of termination or cancellation under, accelerating the performance required by any party, in connection with any Company Managed Fund Contract. Neither the Company nor Parent shall otherwise knowingly dissuade or impede, any vote or other action necessary to obtain such consents in anticipation of the Closing.

ARTICLE VII

CONDITIONS PRECEDENT

        7.1    Conditions to Each Party's Obligation To Effect the Merger.     The respective obligations of the parties to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

          (a)    Stockholder Approvals.    (i) The Company Matters shall have been approved by the requisite affirmative vote of the stockholders of the Company entitled to vote thereon, and (ii) the Parent Matters shall have been approved by the requisite affirmative vote of the stockholders of Parent entitled to vote thereon.

          (b)    NASDAQ Listings.    The shares of the Parent Common Stock to be issued under this Agreement in connection with the Merger shall have been authorized for listing on the NASDAQ, subject to official notice of issuance.

          (c)    Registration Statement.    The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no Proceedings for that purpose shall have been initiated by the SEC.

          (d)    No Injunctions or Restraints; Illegality.    No Order issued by any court or agency of competent jurisdiction or other Law preventing or making illegal the consummation of the Merger or any of the other Transactions shall be in effect.

          (e)    Regulatory Approvals.    All Regulatory Approvals required by applicable Law to consummate the Transactions, including the Mergers, shall have been obtained and shall remain in full force and effect and all statutory waiting periods required by applicable Law in respect thereof shall have expired (including expiration of the applicable waiting period under the HSR Act).

        7.2    Conditions to Obligations of Parent.     The obligation of Parent to effect the Merger is also subject to the satisfaction, or waiver by Parent, at or prior to the Effective Time, of the following conditions:

          (a)    Representations and Warranties.    (i) The representations and warranties of the Company set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 7.2(a)(i) shall be deemed to have been satisfied even if any representations and warranties of the Company (other than Section 3.2, which must be true and correct except to a de minimis extent (relative to Section 3.2 taken as a whole) or except in any way that reasonably is not adverse to Parent and Sections 3.3(a) and 3.3(b)(i), which must be true and correct in all material respects) are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of the Company to be so true and correct, individually or in the aggregate, has had or is reasonably expected to have a Material Adverse Effect with respect to the Company and its Consolidated Subsidiaries, taken as a whole; and (ii) Parent shall have received a certificate signed on behalf of the Company by the Chief Executive Officer or the Chief Financial Officer of the Company to the effect that the conditions set forth in this Section 7.2(a)(i) have been satisfied.

          (b)    Performance of Obligations of the Company.    The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time; and Parent shall have received a certificate signed on behalf of the Company by the Chief Executive Officer or the Chief Financial Officer of the Company to such effect.

          (c)    Absence of Company Material Adverse Effect.    Since the date of this Agreement there shall not have occurred any condition, change or event (other than, subject to the proviso at the end of this clause (c), any Effect Previously Disclosed) that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of the Company; provided, however, that for purposes of this clause (c), an Effect that has been Previously Disclosed shall (i) be limited solely to the information with respect to the Effect included in the Disclosure Schedule or filing, as applicable, and (ii) not include any additional facts, developments or other information in respect to such Effect (including, without limitation, future facts, developments or other information in respect of such Effect) that arise following the date hereof. Notwithstanding anything in the foregoing to the contrary, in no event shall any Ciena Matter be considered or otherwise taken into account for purposes of this Section 7.2(c).

          (d)    Federal Tax Opinion.    Parent shall have received the opinion of its counsel, Proskauer Rose LLP, in form and substance as set forth in Exhibit D, dated the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Mergers together will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon customary representations contained in certificates of officers of the Company and Parent, in form and substance as set forth in Exhibits B and C. If counsel for Parent will not render such an opinion, counsel for the Company may render such opinion to Parent.

          (e)    FIRPTA Certificate.    The Company shall have delivered within 30 days prior to the Closing Date a duly executed certificate (the "FIRPTA Certificate") stating that the Company is not and has not been within five years of the date of the certificate a "United States real property holding corporation" within the meaning of Section 897 of the Code in accordance with Treasury Regulations promulgated under Sections 897 and 1445 of the Code.

          (f)    Lender Approvals.    All Financing Consents shall have been obtained and shall remain in full force and effect.

          (g)    No Bankruptcy Event.    No Bankruptcy Event shall have occurred with respect to the Company or any of its Consolidated Subsidiaries (other than the Bankruptcy Event that has already occurred with respect to Ciena).

        7.3    Conditions to Obligations of the Company.     The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company at or prior to the Effective Time of the following conditions:

          (a)    Representations and Warranties.    (i) The representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 7.3(a)(i) shall be deemed to have been satisfied even if any representations and warranties of the Company (other than Section 4.2, which must be true and correct except to a de minimis extent (relative to Section 4.2 taken as a whole) or except in any way that reasonably is not adverse to the Company and Sections 4.3(a) and 4.3(b)(i), which must be true and correct in all material respects) are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of Parent and Merger Sub to be so true and correct, individually or in the aggregate, has had or is reasonably expected to have a Material Adverse Effect with respect to Parent and its Consolidated Subsidiaries, taken as a whole; and (ii) the Company shall have received a certificate signed on behalf of Parent by the Chief Executive Officer or the Chief Financial Officer of Parent and Merger Sub to the effect that the conditions set forth in Section 7.3(a)(i) have been satisfied.

          (b)    Performance of Obligations of Parent and Merger Sub.    Each of Parent and Merger Sub shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time; and the Company shall have received a certificate signed on behalf of Parent and Merger Sub by the Chief Executive Officer or the Chief Financial Officer of Parent to such effect.

          (c)    Absence of Parent Material Adverse Effect.    Since the date of this Agreement there shall not have occurred any condition, change or event (other than, subject to the proviso at the end of this clause (c), any Effect Previously Disclosed) that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of Parent; provided, however, that for purposes of this clause (c), an Effect that has been Previously Disclosed shall (i) be limited solely to the information with respect to the Effect included in the Disclosure Schedule or filing, as applicable, and (ii) not include any additional facts, developments or other information in respect to such Effect (including, without limitation, future facts, developments or other information in respect of such Effect) that arise following the date hereof.

          (d)    Federal Tax Opinion.    The Company shall have received the opinion of its counsel, Sullivan & Cromwell LLP, in form and substance as set forth in Exhibit D, dated the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Mergers together will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon customary representations contained in certificates of officers of the Company and Parent, in form and substance as set forth in Exhibits B and C. If counsel for the Company will not render such an opinion, counsel for Parent may render such opinion to Company.

          (e)    No Bankruptcy Event.    No Bankruptcy Event shall have occurred with respect to Parent or any of its Consolidated Subsidiaries.

ARTICLE VIII

TERMINATION AND AMENDMENT

        8.1    Termination.     This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the Company Matters by the stockholders of the Company or the Parent Matters by the stockholders of Parent:

          (a)   by mutual consent of the Company and Parent in a written instrument authorized by the respective Boards of Directors of the Company and Parent;

          (b)   by either the Company or Parent, if:

              (i)  any Governmental Entity that must grant a Regulatory Approval has denied approval of the Merger and such denial has become final and nonappealable or any Governmental Entity of competent jurisdiction shall have issued a final and nonappealable Order, or promulgated any other Law permanently enjoining or otherwise prohibiting or making illegal the consummation of the Transactions;

             (ii)  the Merger shall not have been consummated on or before June 30, 2010 (the "Termination Date");

            (iii)  the stockholders of the Company shall have failed to approve the Company Matters by the requisite vote of the Company's stockholders at a duly held meeting of the Company's stockholders or at any adjournment or postponement thereof at which the Company Matters have been voted upon;

            (iv)  the stockholders of Parent shall have failed to approve the Parent Matters by the requisite vote of Parent's stockholders at a duly held meeting of Parent's stockholders or at any adjournment or postponement thereof at which the Parent Matters have been voted upon; or

             (v)  a Special Termination Event shall have occurred.

  provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the occurrence of the failure of a condition to the consummation of the Merger;

          (c)   by the Company, if:

              (i)  there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of Parent or Merger Sub, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 7.3, and which is not cured within 15 Business Days following written notice to Parent or by its nature or timing cannot be cured within such time period (provided that the Company is not then in material breach of this Agreement so as to cause any of the conditions set forth in Section 7.1, 7.2(a) or 7.2(b) not to be satisfied);

             (ii)  prior to obtaining approval of the Parent Matters by the stockholders of Parent (A) a Parent Adverse Recommendation Change shall have occurred, (B) Parent shall have failed to include in the Registration Statement the recommendation of Parent's Board of Directors that Parent's stockholders vote in favor of the Parent Matters or (C) Parent shall have failed to take a vote of its stockholders on the Parent Matters prior to the Termination Date;

            (iii)  at any time prior to the time the approval of stockholders with respect to the Company Matters is obtained, (A) the Company is not in material breach of any of the terms of this Agreement, (B) the Board of Directors of the Company authorizes the Company, subject to complying with the terms of this Agreement (including Section 6.7(d)), to enter into, or the Company enters into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or other similar Contract with respect to a Superior Proposal and (C) the Company prior to such termination pays to Parent in immediately available funds any fees required to be paid pursuant to Section 8.2(a); or

            (iv)  Parent breaches, in any material respect, any of its obligations under Section 6.3(b) or Section 6.8.

          (d)   by Parent, if:

              (i)  there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of the Company, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 7.2, and which is not cured within 15 Business Days following written notice to the Company or by its nature or timing cannot be cured within such time period (provided that Parent is not then in material breach of this Agreement so as to cause any of the conditions set forth in Section 7.1, 7.3(a) or 7.3(b) not to be satisfied);

             (ii)  if, prior to obtaining approval of the Company Matters by the stockholders of the Company (A) a Company Adverse Recommendation Change and/or Takeover Approval shall have occurred, (B) the Company shall have failed to include in the Registration Statement the recommendation of the Company's Board of Directors that the Company's stockholders vote in favor of the Company Matters, including the Merger and the other Transactions, (C) a tender or exchange offer relating to any shares of the Company Common Stock shall have been commenced and the Company shall not have sent to its stockholders, within 10 Business Days after the commencement of such tender or exchange offer, a statement disclosing that the Company's Board of Directors recommends rejection of such tender or exchange offer, (D) a Takeover Proposal is publicly announced and the Company fails to issue, within 10 Business Days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of the Company's Board of Directors that the Company's stockholders vote in favor of the Company Matters, including the Merger and the other Transactions, or (E) the Company shall have failed to take a vote of its stockholders on the Company Matters prior to the Termination Date; or

            (iii)  the Company breaches, in any material respect, any of its obligations under Section 6.3(a) or Section 6.7.

          The party desiring to terminate this Agreement pursuant to Section 8.1 shall give written notice of such termination to the other party in accordance with Section 10.2, specifying the provision or provisions hereof pursuant to which such termination is effected.

        8.2    Termination Fee.

          (a)    (i) If this Agreement shall be terminated by (a) Parent pursuant to Section 8.1(d)(i) (solely to the extent that the Company has committed a willful breach), 8.1 (d)(ii) or 8.1(d)(iii) or (b) by the Company pursuant to Section 8.1(c)(iii), then the Company shall upon the date of such termination (or, in the case of a termination by the Company pursuant to Section 8.1(c)(iii), prior to such termination), pay Parent a non-refundable fee in an amount equal to $30.0 million (the "Termination Fee"), as liquidated damages and full compensation hereunder, by wire transfer of immediately available funds to an account designated in writing to the Company by Parent.

             (ii)  If this Agreement shall be terminated by Parent or the Company pursuant to Section 8.1(b)(iii), then the Company shall upon the date of such termination pay Parent a non-refundable fee in an amount equal to $15.0 million (the "Special Termination Fee"), as liquidated damages and full compensation hereunder, by wire transfer of immediately available funds to an account designated in writing to the Company by Parent. If this Agreement is terminated, in no event shall the maximum aggregate liability of the Company hereunder exceed the amount of the Termination Fee or Special Termination Fee, as applicable.

          (b)   If this Agreement is terminated (1) by Parent or the Company pursuant to Section 8.1(b)(iv) or by the Company pursuant to Section 8.1(c)(i) (solely to the extent that Parent has committed a willful breach), (ii) or (iv) or (2) due to a Financing Issue, then Parent shall upon the date of such termination pay the Company a non-refundable fee in an amount equal to $30 million (the "Reverse Termination Fee") as liquidated damages and full compensation hereunder, payable by wire transfer of immediately available funds to an account designated in writing to Parent by the Company. If this Agreement is terminated, in no event shall the maximum aggregate liability of Parent and Merger Sub collectively hereunder exceed the amount of the Reverse Termination Fee.

          (c)   The parties acknowledge that the agreements contained in this Section 8.2 are an integral part of the Transactions, that without these agreements each party would not have entered into this Agreement, and that any amounts payable pursuant to this Section 8.2 do not constitute a penalty. If Parent fails to pay as directed in writing by the Company any amounts due to the Company pursuant to this Section 8.2 within the time periods specified in this Section 8.2 or the Company fails to pay Parent any amounts due to Parent pursuant to this Section 8.2 within the time periods specified in this Section 8.2, Parent or the Company, as applicable, shall pay the costs and expenses (including reasonable legal fees and expenses) incurred by the Company or Parent, as applicable, in connection with any action, including the filing of any lawsuit, taken to collect payment of such amounts, together with interest on such unpaid amounts at the prime lending rate prevailing during such period as published in The Wall Street Journal, calculated on a daily basis from the date such amounts were required to be paid until the date of actual payment.

        8.3    Effect of Termination.     In the event of termination of this Agreement by either the Company or Parent as provided in Section 8.1, this Agreement shall forthwith become void and have no effect, and none of Parent, the Company, any of their respective Affiliates or Consolidated Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever under this Agreement, or in connection with the Transactions, except that Section 6.9(b), Article VIII and Article X (including, in each case, any applicable definitions) shall survive any termination of this Agreement; provided, however, that nothing herein shall relieve any party from any liabilities for damages incurred or suffered by another party arising out of the breach by such party of any provision of this Agreement.

        8.4    Fees and Expenses.     Subject to Section 8.2, except with respect to (i) costs and expenses of printing and mailing the Registration Statement and all filing and other fees paid to the SEC in connection with the Merger, and (ii) all filing and other fees in connection with any filing under the HSR Act, which shall be borne equally by Parent and the Company, all fees and expenses incurred in connection with the Merger, this Agreement and the Transactions shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.

        8.5    Amendment.     This Agreement may be amended by the parties, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of Parent Matters by the stockholders of Parent or the Company Matters by the stockholders of the Company; provided, however, that after any approval of the Parent Matters by the stockholders of Parent or the Company Matters by the stockholders of the Company, there may not be, without further approval of such stockholders, any amendment of this Agreement that requires such further approval under applicable Law. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

        8.6    Extension; Waiver.     At any time prior to the Effective Time, each party, by action taken or authorized by its Board of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or (c) waive compliance by the other parties with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other non-compliance.

ARTICLE IX

CERTAIN DEFINITIONS

        "Administration Agreement" means the Amended and Restated Administration Agreement between Parent and Ares Operations LLC dated as of June 1, 2007.

        "Affiliate" of a Person means any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the first Person. In the case of a BDC that is externally managed, "Affiliate" includes its investment adviser.

        "Bankruptcy Code" means Title 11, United States Code, 11 U.S.C. §§ 101 et seq., as amended from time to time.

        "Bankruptcy Event" shall be deemed to have occurred with respect to a Person if either:

          (a)   a case or other Proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator (or other similar official) or the like for such Person or all or substantially all of its assets or any similar action with respect to such Person, in each case, under any Bankruptcy Laws, and such case or Proceeding shall continue undismissed, or unstayed and in effect, for a period of 90 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal Bankruptcy Laws or other similar laws now or hereafter in effect; or

          (b)   such Person shall commence a voluntary case or other Proceeding under any Bankruptcy Laws now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such

  Person or all or substantially all of its assets under any Bankruptcy Laws, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors or similar governing body shall vote to implement any of the foregoing.

        "Bankruptcy Laws" means the Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

        "BDC" means a "Business Development Company" as defined in Section 2(a)(48) of the Investment Company Act.

        "Business Day" means any day other than a Saturday or Sunday or a day on which banks are required or authorized to close in the City of New York.

        "Callidus" means, collectively, Callidus Capital Management, LLC, a Delaware limited liability company, and its Consolidated Subsidiaries.

        "Ciena" means Ciena Capital LLC, a Delaware limited liability company, and its Consolidated Subsidiaries, and any predecessor company including Business Loan Express.

        "Ciena Matters" means all Proceedings that directly or indirectly arise out of, or are related to, (i) the business of Ciena, its Consolidated Subsidiaries or Affiliates, (ii) the bankruptcy cases of Ciena, its Consolidated Subsidiaries or Affiliates, or (iii) the participation in, operation, or supervision (or alleged lack thereof) of Ciena, its Consolidated Subsidiaries or Affiliates.

        "COBRA" means the Consolidated Omnibus Budget Reconciliation Act.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Company 401(k) Plan" means the Allied Capital Corporation 401(k) Plan.

        "Company Articles" means the Restated Articles of Incorporation of the Company as in full force and effect.

        "Company Bylaws" means the Amended and Restated Bylaws of the Company as in full force and effect.

        "Company Credit Agreement" means that certain Amended and Restated Credit Agreement dated as of August 28, 2009 by and among the Company, Bank of America, N.A., as administrative agent, and the other agents and lenders party thereto.

        "Company Exemptive Order" means an order issued by the SEC granting an exemption from Section 12(d)(3) of the Investment Company Act (Application No. 812-13561).

        "Company Interim Financials" means the draft financial statements of the Company and its Consolidated Subsidiaries as of and for the three and nine-month periods ending September 30, 2009, a copy of which has been provided to Parent.

        "Company Financing Consent" means all consents, confirmations, approvals or authorizations, or notices required under the Contracts governing the Company Credit Agreement and the Company Private Notes necessary to consummate the Transactions, including the Mergers, without violating, conflicting with, resulting in a breach of any provision of or the loss of any benefit under, constituting a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, resulting in the termination of or a right of termination or cancellation under, accelerating the performance required by any party to such Contracts.

        "Company Managed Fund Contracts" means, collectively, the indentures, collateral management agreements and all other investment advisory, management, servicing, administration and other agreements that perform a similar function by which the Company or any Consolidated Subsidiary of the Company is bound with respect to the Company Managed Funds.

        "Company Managed Funds" means a Managed Fund to which the Company or a Consolidated Subsidiary of the Company acts as investment manager, collateral manager, manager, adviser, servicer, sub-servicer, sub-adviser or similar capacity, including, without limitation, (i) Senior Secured Loan Fund LLC (formerly known as Unitranche Fund LLC), (ii) Allied Capital Senior Debt Fund, L.P. and Allied Capital Senior Debt Funding 2007-1, (iii) AGILE Fund I, LLC, (iv) Knightsbridge CLO 2007-1 Limited, (v) Knightsbridge CLO 2008-1 Limited, (vi) Emporia Preferred Funding I, Ltd., (vii) Emporia Preferred Funding II, Ltd., and (viii) Emporia Preferred Funding III, Ltd.

        "Company Matters" means (i) the proposed Merger and (ii) any other matters required to be approved or adopted by the stockholders of the Company in order to effect the Transactions (excluding the Second Merger).

        "Company Outstanding Debt" means the Company Private Notes, the Company Public Notes and the Company Credit Agreement.

        "Company Private Note Agreement" means that certain Amended, Restated and Consolidated Note Agreement dated as of August 28, 2009 by and among the Company and the institutional investors party thereto.

        "Company Private Notes" means the Series A-1 Senior Notes due June 15, 2010, the Series A-2 Senior Notes due June 15, 2010, the Series B-1 Senior Notes due June 15, 2011, the Series B-2 Senior Notes due June 15, 2011, the Series C-1 Senior Notes due March 31, 2012, the Series C-2 Senior Notes due March 31, 2012, and the Series CMW Senior Notes due April 1, 2012, in each case outstanding under the Company Private Note Agreement.

        "Company Public Notes" means:

            (i)  $400,000,000 6.625% Notes due July 15, 2011 issued pursuant to that Indenture, dated as of June 16, 2006, by and between the Company and The Bank of New York (the "Indenture"), as amended by that First Supplemental Indenture, dated as of July 25, 2006;

           (ii)  $250,000,000 6.00% Notes due April 1, 2012 issued pursuant to the Indenture as amended by that Second Supplemental Indenture, dated as of December 8, 2008; and

          (iii)  $200,000,000 6.875% Notes due April 15, 2047 issued pursuant to the Indenture as amended by that Third Supplemental Indenture, dated as of March 28, 2007.

        "Company Quarterly Report" means the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2009.

        "Company REIT" means, collectively, Allied Capital REIT, Inc., a Maryland Corporation.

        "Company Right" means the right of the Company to take any action that constitutes a Company Adverse Recommendation Change pursuant to Section 6.7.

        "Company Stock Option Plan" means the Allied Capital Corporation Amended Stock Option Plan.

        "Confidentiality Agreement" means the Confidentiality and Nondisclosure Agreement, dated July 1, 2009, between Parent and the Company.

        "Consolidated Subsidiary", when used with respect to any Person, means any bank, corporation, partnership, limited liability company or other Person, whether incorporated or unincorporated, that is consolidated with such Person for financial reporting purposes under GAAP.

        "Contract" means any agreement, contract, lease, mortgage, power of attorney, evidence of indebtedness, indenture, letter of credit, undertaking, covenant not to compete, license, instrument, obligation, purchase or sales order, arrangement or other commitment, whether oral or written, and shall include each amendment, supplement and modification to the foregoing, to which a Person or any of its Consolidated Subsidiaries is a party or by which any of them may be bound or to which to their knowledge any of their assets or properties may be subject.

        "EDGAR" means the SEC's Electronic Data Gathering Analysis and Retrieval System.

        "Employees" means, with respect to a Person, its directors, officers, employees, consultants, or individuals treated as independent contractors.

        "Environmental Laws" means Laws regulating, relating to or imposing liability or standards of conduct concerning the generation, treatment, use, storage, handling, disposal, release or exposure to hazardous or toxic substances, materials, chemicals, wastes, pollutants or contaminants, pollution or the environment, as in effect on or prior to the date of this Agreement.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

        "Exchange Ratio" means, initially, each share of the Company Common Stock shall be converted into 0.325 shares of the Parent Common Stock (the "Initial Shares") subject to adjustment pursuant to Section 1.5(e).

        "Extension of Credit" means any loan, revolving credit facility, letter of credit, repurchase agreement or other extension of credit or commitment to extend credit, together with all security agreements and guarantees relating thereto.

        "Financing Consents" means, collectively, the Company Financing Consent and the Parent Financing Consent.

        "Financing Issue" is a circumstance where this Agreement is terminated (A) by Parent pursuant to Section 8.1(b)(ii) as a result of the failure to satisfy the condition set forth in Section 7.2(f) or (B) by either party pursuant to Section 8.1(b)(ii) in the event that each of the conditions set forth Article VII (other than Section 7.2(f)) have been satisfied or waived as of such date.

        "GAAP" means U.S. generally accepted accounting principles.

        "Governmental Entity" means any federal, state, local, or foreign government or other governmental body, any agency, commission or authority thereof, any regulatory or administrative authority, any quasi-governmental body, any self-regulatory agency, any court, tribunal, or judicial or arbitral body, or any political subdivision, department or branch of any of the foregoing.

        "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

        "Investment Advisers Act" means the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder.

        "Investment Advisory Agreement" means the Amended and Restated Investment Advisory and Management Agreement, made as of June 1, 2006, between Parent and Ares Capital Management LLC.

        "Investment Company Act" means the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

        "IRS" means the Internal Revenue Service.

        "knowledge" means (i) for the Company, the actual knowledge of its executive officers and directors set forth in Section 9 of the Company Disclosure Schedule, after reasonable inquiry and (ii) for Parent, the actual knowledge of its executive officers and directors set forth in Section 9 of the Parent Disclosure Schedule, after reasonable inquiry.

        "Law" means any federal, state, local, municipal, or foreign constitution, treaty, law (including the common law), statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction or any Permit or similar right granted by any Governmental Entity.

        "Lease" means all lease documents, including the lease agreements and all modifications or amendments thereto, under which the Company or any of its Consolidated Subsidiaries is either the landlord or a tenant.

        "liabilities" means all obligations and liabilities (including accounts payable), absolute or contingent, accrued or unaccrued, known or unknown, contingent, matured or unmatured, asserted or unasserted, liquidated or unliquidated, incurred or consequential, whether due or to become due and regardless of when or by whom asserted.

        "Liens" means all security interests, community property interests, liens, claims, pledges, contracts, limitations in voting rights, charges, conditions, easements, covenants, warrants, demands, equitable interests, mortgages, options, purchase rights, rights of first refusal or encumbrances or restrictions of any nature whatsoever, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership.

        "Managed Fund" means any collective or pooled investment vehicle that meets the definition of "investment company" in Section 3 of the Investment Company Act or is excepted or exempt therefrom by virtue of Section 3(c)(1), 3(c)(5) or 3(c)(7) thereof or Rule 3a-7 thereunder.

        "Material Adverse Effect" means, with respect to Parent or the Company, as the case may be, any event, state of facts, circumstance, development, change, effect or occurrence (each, an "Effect") that is, or would reasonably be expected to be, materially adverse to (i) the business, operations, condition (financial or otherwise) or results of operations of such party and its Consolidated Subsidiaries, taken as a whole, other than (A) any Effect resulting, directly or indirectly, from (1) changes in general economic, social or political conditions or the securities, credit or financial markets in general, (2) general changes or developments in the industries in which such party and its Consolidated Subsidiaries operate, including general changes in Law across such industries or geographic areas, except, in the case of the foregoing clauses (1) and (2), to the extent such changes or developments referred to therein would reasonably be expected to have a materially disproportionate adverse impact on such party and its Consolidated Subsidiaries, taken as a whole, relative to other participants in the industries and in the geographic markets in which such party conducts its businesses after taking into account the size of such party relative to such other participants, or (3) the announcement of this Agreement or the Transactions or the identities of the parties to this Agreement or (4) any actions or omissions of a party taken with the prior written consent of the other party or any actions taken by the parties mutually, or (B) any failure to meet internal projections for any period or any decline in the price of shares of the Parent Common Stock or the Company Common Stock, as the case may be, on NASDAQ or the NYSE, as the case may be (provided that the underlying causes of such failure shall be considered in determining whether there is a Material Adverse Effect) or (ii) the ability of such party to timely consummate the Merger and the other Transactions.

        "MGCL" means the Maryland General Corporation Law.

        "NASDAQ" means The NASDAQ Global Select Market.

        "NYSE" means the New York Stock Exchange.

        "Order" means any award, writ, stipulation, determination, decision, injunction, judgment, order, decree, ruling, subpoena or verdict entered, issued, made or rendered by, or any Contract with, any Governmental Entity.

        "Organizational Documents" means, with respect to a Person other than a natural person, (i) the articles or certificate of incorporation and the bylaws of a corporation; (ii) the certificate of formation and operating agreement of a limited liability company; (iii) the partnership agreement and any statement of partnership of a general partnership; (iv) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (v) any charter or similar document adopted or filed in connection with the creation, formation or organization of any other Person; (vi) any stockholder or similar agreement among holders of securities of an issuer; and (vii) an amendment to any of the foregoing.

        "Parent Articles" means the Articles of Amendment and Restatement of Parent, as amended.

        "Parent Bylaws" means the Second Amended and Restated Bylaws of Parent.

        "Parent Common Stock" means shares of common stock, par value $0.001 per share, of Parent.

        "Parent Financing Consent" means all consents, confirmations, approvals or authorizations, notices or confirmation (or similar pronouncement from a rating agency) required under the Contracts governing the Parent Indebtedness necessary to consummate the Transactions, including the Mergers, without violating, conflicting with, resulting in a breach of any provision of or the loss of any benefit under, constituting a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, resulting in the termination of or a right of termination or cancellation under, accelerating the performance required by any party to such Contracts.

        "Parent Indebtedness" means (i) the senior secured revolving credit facility among Parent, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent, as amended to date; (ii) the $314.0 million principal amount of asset-backed notes issued through Parent's wholly owned subsidiary, ARCC CLO 2006 LLC, (iii) the revolving facility among, inter alia, Ares Capital CP Funding, LLC, as the borrower, Parent, as the originator and the servicer, and Wachovia Capital Markets, LLC, as the administrative agent, as amended to date; and (iv) the revolving facility among, inter alia, Ares Capital CP Funding II, LLC, as the borrower, Parent, as the servicer and the transferor, and Wachovia Bank, National Association, as the Note Purchaser.

        "Parent Interim Financials" means the draft financial statements of Parent and its Consolidated Subsidiaries as of and for the three and nine-month periods ending September 30, 2009, a copy of which has been provided to the Company.

        "Parent Managed Fund Contracts" means, collectively, the indentures, collateral management agreements and all other investment advisory, management, servicing, administration and other agreements that perform a similar function by which Parent or any Consolidated Subsidiary of Parent is bound with respect to the Parent Managed Funds.

        "Parent Managed Funds" means a Managed Fund to which Parent or an Affiliate that is controlled by Parent acts as investment manager, collateral manager, manager, adviser, servicer, sub-servicer, sub-adviser or similar capacity, including, without limitation, (i) Ivy Hill Middle Market Credit Fund, Ltd., (ii) Ivy Hill Middle Market Credit Fund II, Ltd., (iii) FirstLight Funding I, Ltd., (iv) CoLTS 2005-1 Ltd., (v) CoLTS 2005-2 Ltd., (vi) CoLTS 2007-1 Ltd., (vii) Ares Capital CP Funding LLC, (viii) Ares Capital CP Funding II LLC, and (ix) ARCC Commercial Loan Trust 2006.

        "Parent Matters" means (i) the proposed issuance of the Parent Common Stock in connection with the Merger, (ii) any matters required to be approved under Section 23(b) of the Investment Company Act and (iii) any other matters required to be approved or adopted by the stockholders of Parent in order to effect the Transactions (excluding the Second Merger).

        "Parent Quarterly Report" means Parent's Quarterly Report on Form 10-Q for the quarter ended June 30, 2009.

        "party" means any party to this Agreement.

        "PBGC" means the Pension Benefit Guaranty Corporation.

        "Permit" means any license, permit, variance, exemption, franchise, consent, approval, authorization, qualification, or order of any Governmental Entity.

        "Person" means an individual, a (general or limited) partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a Governmental Entity or other legal entity or organization or group (which term shall include a "group" as such term is defined in Section 13(d)(3) of the Exchange Act).

        "Previously Disclosed" means information (i) set forth by the Company or Parent, as the case may be, in the applicable Disclosure Schedule or (ii) previously disclosed in their respective annual reports on Form 10-K for the 2008 fiscal year or quarterly reports on Form 10-Q for the fiscal quarter ending on June 30, 2009 or the Company Quarterly Report or the Parent Quarterly Report, as applicable or in the case of the Company, in its Current Report on Form 8-K dated September 1, 2009 (but in each case excluding any risk factor disclosures contained under the heading "Risk Factors," any disclosure of risks included in any "forward-looking statements" disclaimer or any other statements that are similarly non-specific or predictive or forward-looking in nature).

        "Proceeding" means an action, charge, complaint, claim, demand, suit, arbitration, inquiry, notice of violation, investigation, litigation, lawsuit, audit, bankruptcy or other proceeding (including a partial proceeding, such as a deposition), whether civil, criminal, administrative, investigative or informal.

        "Property Agreements" means each certificate, permit or license from any Governmental Entity having jurisdiction over any of the Company Properties or any agreement, easement or any other right that is necessary to permit the lawful use and operation of the buildings and improvements on any of the Company Properties or that is necessary to permit the lawful use and operation of all driveways, roads and other means of egress and ingress to and from any of the Company Properties.

        "REA" means all operation and reciprocal easement agreements or other similar agreements under which the Company or any of its Consolidated Subsidiaries is a party

        "Reference Price" means $3.47.

        "Registration Statement Tax Opinion" means the opinion (and consent of counsel to its use) supporting the tax matters and consequences to the stockholders discussed in the Registration Statement.

        "Regulatory Approvals" means all applications and notices with, and receipt of consents, authorizations, approvals, exemptions or nonobjections from any Governmental Entity.

        "Sarbanes-Oxley Act" means the Sarbanes-Oxley Act of 2002, as amended.

        "SEC" means the Securities and Exchange Commission.

        "SEC Order" means SEC Release No. 55931, dated June 20, 2007, entitled "In the Matter of Allied Capital Corporation."

        "Securities Act" means the Securities Act of 1933, as amended, and the rules promulgated thereunder.

        "Special Termination Event" means if prior to the Closing the Board of Directors of Parent determines in its reasonable good faith judgment that there is a reasonable likelihood that the liabilities for any monetary net losses related to Ciena exceeds 66 2/3% of the fair value of Ciena as of

September 30, 2009 as such fair value is determined by the Company's Board of Directors, then Parent shall promptly provide the Company with written notice of the determination (including the reasoning therefor) (the "Ciena Notice"). The Board of Directors of Parent shall make a determination within 15 Business Days of receiving new and material information relating to the Ciena Matters. During a period of five Business Days following the delivery of the Ciena Notice to the Company, either Parent or the Company shall have the right to terminate this Agreement by providing written notice therefor to the other party. In the event of any such termination, no termination fees will be payable hereunder.

        "Superior Proposal" means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, the Company or any of its Consolidated Subsidiaries or by any of their respective Affiliates or Representatives in violation of this Agreement, made by a third party to purchase 80% of the outstanding equity securities of the Company pursuant to a tender offer, exchange offer, merger, consolidation or business combination or all or at least 80% of the assets of the Company on a consolidated basis (a) on terms which the Company's Board of Directors determines in good faith (based on the written opinion, with only customary qualifications, of the Company's independent financial advisor) to be superior for the stockholders of the Company (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to the payment of the Reverse Termination Fee and any alternative proposed by Parent in accordance with Section 6.7), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and (c) in respect of which any required financing has been determined in good faith by the Company's Board of Directors (including a majority that are not "interested persons" as defined in the Investment Company Act) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

        "Takeover Proposal" means any inquiry, proposal, discussions, negotiations or offer from any Person or group of Persons (other than Parent or any of its Affiliates) relating to any direct or indirect acquisition, in one transaction or a series of transactions, including any merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction, of (a) assets or businesses that constitute or represent 20% or more of the total assets, net revenue or net income of the Company and its Consolidated Subsidiaries, taken as a whole, or (b) 20% or more of the outstanding shares of capital stock of, or other equity or voting interests in, the Company or in any of the Company's Consolidated Subsidiaries directly or indirectly holding, individually or taken together, the assets or businesses referred to in clause (a) above, in each case other than the Merger and the other Transactions.

        "Tax" or "Taxes" means all federal, state, local, and foreign income, excise, gross receipts, gross income, ad valorem, profits, gains, property, capital, sales, transfer, use, payroll, employment, severance, withholding, duties, intangibles, franchise, backup withholding, value added, alternative or add-on minimum, estimated and other taxes, charges, levies or like assessments together with all penalties and additions to tax and interest thereon, whether disputed or not.

        "Tax Dividend" means a dividend or dividends, with a record date and ex-dividend date prior to the Effective Time, which, together with all previous dividends, shall have the effect of distributing to the Company's stockholders all of its previously undistributed (i) "investment company taxable income" within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) net capital gain (within the meaning of Section 1222(11) of the Code), if any, in each case recognized in taxable periods or years ending on or before the Effective Time.

        "Tax Return" means a report, return, statement, form or other information (including any schedules, attachments or amendments thereto) required to be supplied to a Governmental Entity with respect to Taxes including, where permitted or required, consolidated, combined or unitary returns for any group of entities.

        "Transactions" means the transactions contemplated by this Agreement, including the Mergers.

ARTICLE X

GENERAL PROVISIONS

        10.1    Nonsurvival of Representations, Warranties and Agreements.     None of the representations, warranties, covenants and agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for Section 6.6 and for those other covenants and agreements contained in this Agreement that by their terms apply or are to be performed in whole or in part after the Effective Time.

        10.2    Notices.     All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via facsimile (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

      If to the Company, to:

      Allied Capital Corporation
      1919 Pennsylvania Avenue, N.W.
      Washington, D.C. 20006
      Attention: John M. Scheurer
      Facsimile: (202) 721-6101

      with a copy, which will not constitute notice, to:

      Sutherland Asbill & Brennan LLP
      1275 Pennsylvania Avenue, NW
      Washington, DC 20004
      Attention: Cynthia Krus
      Facsimile: (202) 637-3593

      Sullivan & Cromwell LLP
      125 Broad Street
      New York, New York 10004
      Attention: Mark J. Menting
      Facsimile: (212) 558-3588

      If to Parent or Merger Sub, to:

      Ares Capital Corporation
      2000 Avenue of the Stars
      12th Floor
      Los Angeles, CA 90067
      Attention: Michael Weiner
      Facsimile: (310) 201-4141

      and

      Ares Capital Corporation
      280 Park Avenue, 22nd Floor Building East
      New York, NY 10017
      Attention: Joshua Bloomstein
      Facsimile: (212) 750-1777

      with a copy, which will not constitute notice, to:

      Proskauer Rose LLP
      2049 Century Park East
      Suite 3200
      Los Angeles, California 90067-3206
      Attention: Michael Woronoff and Monica Shilling
      Facsimile: (310) 557-2193

    Each such notice or other communication shall be effective upon receipt (or refusal of receipt).

        10.3    Interpretation.     When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." All schedules and exhibits hereto shall be deemed part of this Agreement and included in any reference to this Agreement. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that any term, provision, covenant or restriction is invalid, void or unenforceable, it is the express intention of the parties that such term, provision, covenant or restriction be enforced to the maximum extent permitted. Accounting terms that are not otherwise defined in this Agreement have the meanings given to them under GAAP. To the extent that the definition of an accounting term defined in this Agreement is inconsistent with the meaning of such term under GAAP, the definition set forth in this Agreement shall control.

        10.4    Counterparts.     This Agreement may be executed in two or more counterparts (including by facsimile or other electronic means), all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties (including by facsimile or other electronic means), it being understood that each party need not sign the same counterpart.

        10.5    Entire Agreement.     This Agreement (including the documents and the instruments referred to in this Agreement), together with the Confidentiality Agreement, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement.

        10.6    Governing Law; Jurisdiction.     This Agreement shall be governed and construed in accordance with the Laws of the State of Maryland applicable to contracts made and performed entirely within such state, without regard to any applicable conflicts of law principles that would cause the application of the Laws of another jurisdiction, except to the extent governed by the Investment Company Act, in which case the latter shall control. The parties hereto agree that any Proceeding brought by any party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions shall be brought in any federal or state court located in the State of Maryland. Each of the parties hereto submits to the jurisdiction of any such court in any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such Proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any Proceeding in any such court or that any such Proceeding brought in any such court has been brought in an inconvenient forum. Each party hereto irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement and the Transactions contemplated hereby.

        10.7    Publicity.     The initial press release with respect to the Transactions shall be a joint press release reasonably acceptable to Parent and the Company. Thereafter, so long as this Agreement is in effect, none of Parent, the Company or any of their respective Affiliates shall issue or cause the publication of any press release or other announcement with respect to this Agreement, the Merger, or the other Transactions without the prior approval of (i) in the case of the Company or any of its Affiliates, Parent and (ii) in the case of Parent or any of its Affiliates, the Company; provided, however, that either party may, without the prior consent of the other party (but after prior consultation with the other party to the extent practicable under the circumstances) issue or cause the publication of any press release or other public announcement to the extent required by Law or the rules and regulations of NASDAQ or NYSE, as applicable.

        10.8    Assignment; Third Party Beneficiaries.     Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other parties. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns. Except as otherwise specifically provided in Section 6.6, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies under this Agreement.

        10.9    No Specific Performance.     The parties acknowledge and agree that no party shall be entitled to seek or obtain an injunction or injunctions to prevent breaches of this Agreement by the other parties or to enforce specifically the terms and provisions of this Agreement and that the sole and exclusive remedy of (i) the Company, the Company's stockholders, any of their respective Affiliates or any other Person with respect to any such breach shall be as set forth in Section 8.2(b), and (ii) Parent, Parent's stockholders, Merger Sub, any of their respective Affiliates or any other Person with respect to any such breach shall be as set forth in Section 8.2(a).

        10.10    Disclosure Schedule.     Before entry into this Agreement, Parent and the Company each delivered to the other party a schedule (the "Parent Disclosure Schedule" and the "Company Disclosure Schedule", respectively, each, a "Disclosure Schedule") that sets forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Article III or IV, as applicable, or to one or more covenants contained herein; provided, however, that notwithstanding anything in this Agreement to the contrary, the mere inclusion of an item as an exception to a representation or warranty shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had or would be reasonably likely to have a Material Adverse Effect. Each Disclosure Schedule shall be numbered to correspond with the sections and subsections contained in this Agreement. The disclosure in any section or subsection of each Disclosure Schedule, shall qualify only (i) the corresponding section or subsection, as the case may be, of this Agreement, (ii) other sections or subsections of this Agreement to the extent specifically cross-referenced in such section or subsection thereof, and

(iii) other sections or subsections of this Agreement to the extent it is reasonably apparent from a reading of the disclosure that such disclosure would be applicable to such other sections or subsections.

        10.11    Conforming Amendment.     If Parent determines to merge the Company into Parent directly instead of merging Merger Sub into the Company, then, upon the prior approval of the Company (such prior approval not to be unreasonably delayed, conditioned or withheld), the parties hereto shall enter into an amendment (the "Conforming Amendment") to this Agreement with the other parties reflecting such structural change and amending such provisions of this Agreement as may be necessary to effectuate the Conforming Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company, Merger Sub and Parent have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

ALLIED CAPITAL CORPORATION
By:	/s/ JOHN M. SCHEURER
Name:	John M. Scheurer
Title:	CEO
ARES CAPITAL CORPORATION
By:	/s/ MICHAEL J. AROUGHETI
Name:	Michael J. Arougheti
Title:	President
ARCC ODYSSEY CORP.
By:	/s/ JOSHUA M. BLOOMSTEIN
Name:	Joshua M. Bloomstein
Title:	Authorized Signatory

[Agreement and Plan of Merger]

ANNEX B

Opinion of Bank of America/Merrill Lynch, Pierce, Fenner & Smith Incorporated

October 25, 2009

The Board of Directors
Allied Capital Corporation
1919 Pennsylvania, NW
Washington, DC 20006

Members of the Board of Directors:

        We understand that Allied Capital Corporation ("Allied") proposes to enter into an Agreement and Plan of Merger, dated as of October 25, 2009 (the "Agreement"), among Allied, Ares Capital Corporation ("Ares"), and ARCC Odyssey Corp., a wholly owned subsidiary of Ares ("Merger Sub"), pursuant to which, among other things: (i) Merger Sub will merge with and into Allied (the "Merger"), with Allied continuing as the surviving corporation (the "Intermediate Surviving Corporation"), (ii) immediately following the Merger, the Intermediate Surviving Corporation will merge with and into Ares (the "Second Merger" and, together with the Merger, the "Transaction"), with Ares continuing as the surviving corporation, and (iii) each outstanding share of the common stock, par value $0.0001 per share, of Allied ("Allied Common Stock") will be converted into the right to receive 0.325 shares (the "Exchange Ratio") of the common stock, par value $0.001 per share, of Ares (the "Ares Common Stock"). The terms and conditions of the Transaction are more fully set forth in the Agreement.

        You have requested our opinion as to the fairness, from a financial point of view, to the holders of Allied Common Stock of the Exchange Ratio provided for in the Transaction.

        In connection with this opinion, we have, among other things:

  (1)
  reviewed certain publicly available business and financial information relating to Allied and Ares;

  (2)
  reviewed certain internal financial and operating information with respect to the business, operations and prospects of Allied furnished to or discussed with us by the management of Allied, including certain financial forecasts relating to Allied prepared by the management of Allied under alternative scenarios reflecting (i) Allied remaining a "stand-alone" company and (ii) Allied completing a refinancing transaction in 2010 (collectively, the "Allied Forecasts");

  (3)
  reviewed certain estimates as to the cash flows anticipated by the management of Allied to be realized by the holders of Allied Common Stock from their investments in Allied Common Stock if Allied remained a "stand-alone" company (the "Allied Shareholder Cash Flow Estimates"), and discussed with the management of Allied their analysis of the amount of net proceeds that could be realized by the holders of Allied Common Stock in connection with a liquidation of Allied conducted over calendar years 2010 and 2011 (the "Potential Liquidation Analysis");

  (4)
  reviewed certain internal financial and operating information with respect to the business, operations and prospects of Ares furnished to or discussed with us by the management of Ares, including certain financial forecasts relating to Ares prepared by the management of Ares (the "Ares Forecasts");

  (5)
  reviewed certain estimates as to the cash flows anticipated by the management of Ares to be realized by the former holders of Allied Common Stock after the completion of the Transaction from the shares of Ares Common Stock to be issued to such holders in the Transaction (the "Ares Shareholder Cash Flow Estimates");

  (6)
  discussed the past and current business operations, financial condition and prospects of Allied with members of the senior management of Allied, including Allied's balance sheet and debt obligations, the substantial current financing requirements of Allied, and Allied's ability to meet its debt obligations in the future;

  (7)
  discussed with the management of Allied the recent defaults by Allied under certain of its debt instruments and its failure to comply with certain requirements of the Investment Company Act of 1940 regarding permitted levels of indebtedness, and the impact thereof on Allied's current access to, and ability in the future to obtain, financing and on Allied's ability to pay dividends;

  (8)
  discussed the past and current business operations, financial condition and prospects of Ares with members of the senior management of Allied and Ares, including Ares' expectations as to Ares' future dividend policy;

  (9)
  discussed with members of Allied's management the results of their review of the portfolio investments of Ares;

  (10)
  reviewed the potential pro forma financial impact of the Transaction on the future financial performance of Ares, including the potential effect on Ares' estimated earnings per share and future dividend policy;

  (11)
  reviewed certain trading histories for the Allied Common Stock and the Ares Common Stock and a comparison of those trading histories with the trading histories of other companies we deemed relevant;

  (12)
  compared certain financial and stock market information of Allied and Ares with similar information of other companies we deemed relevant;

  (13)
  compared certain financial terms of the Transaction to the financial terms, to the extent publicly available, of other transactions we deemed relevant;

  (14)
  reviewed the relative pro forma contributions estimated to be made by Allied and Ares to the combined company resulting from the Transaction in respect of (i) net income, net investment income and dividends for the years 2010, 2011 and 2012, and total assets and net assets as at December 31, 2009, in each case as reflected in the Allied Forecasts and the Ares Forecasts; (ii) the median estimates of net income for 2010 reflected in published research reports; and (iii) net asset values as at December 31, 2009 as forecast by Allied and Ares' management;

  (15)
  reviewed the Agreement; and

  (16)
  performed such other analyses and studies and considered such other information and factors as we deemed appropriate.

        In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and have relied upon the assurances of the managements of Allied and Ares that they are not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the Allied Forecasts, the Potential Liquidation Analysis and the Allied Shareholder Cash Flow Estimates, we have been advised by Allied, and have assumed, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Allied as to the future financial performance of Allied, the net realizable value of Allied's assets in a liquidation and the other matters covered thereby. With respect to the Ares Forecasts and the Ares Shareholder Cash Flow Estimates, we have been advised by Ares and have assumed, with the consent of Allied, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Ares as to the future financial performance of Ares and the other matters covered thereby. We have not made or been provided with any independent evaluation or appraisal of the portfolio securities, other assets or liabilities (contingent or otherwise) of Allied or Ares, nor have we made any physical inspection of the properties or assets of Allied, Ares or any of their respective investee companies. We have not evaluated the solvency or fair value of Allied or Ares under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We have assumed, at Allied's direction, that the Transaction will be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, will be imposed that would have an adverse effect on Allied, Ares or the contemplated benefits of the Transaction. We also have assumed, at Allied's direction, that the Transaction will qualify for federal income tax purposes as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.

        We express no view or opinion as to any terms or other aspects of the Transaction (other than the Exchange Ratio to the extent expressly specified herein), including, without limitation, the form or structure of the Transaction. Our opinion is limited to the fairness, from a financial point of view, of the Exchange Ratio to the holders of Allied Common Stock and no opinion or view is expressed with respect to any consideration received in connection with the Transaction by the holders of any class of securities, creditors or other constituencies of any party. In addition, no opinion or view is expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Transaction, or class of such persons, relative to the Exchange Ratio. Furthermore, no opinion or view is expressed as to the relative merits of the Transaction in comparison to other strategies or transactions that might be available to Allied or in which Allied might engage or as to the underlying business decision of Allied to proceed with or effect the Transaction. As you are aware, we were not requested to, and we did not, solicit indications of interest or proposals from third parties regarding a possible acquisition of all or any part of Allied or any alternative transaction. We are not expressing any opinion as to what the value of the Ares Common Stock actually will be when issued or the prices at which the Ares Common Stock or Allied Common Stock will trade at any time, including following announcement or consummation of the Transaction. In addition, we express no opinion or recommendation as to how any stockholder should vote or act in connection with the Transaction or any related matter.

        We have acted as financial advisor to the Board of Directors of Allied in connection with the Transaction and will receive a fee for our services, a portion of which is payable upon the rendering of this opinion, a portion of which is payable upon Allied entering into the Agreement and a significant portion of which is contingent upon consummation of the Transaction. In addition, Allied has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement.

        We and our affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of our businesses, we and our affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of Allied, Ares and certain of their respective affiliates.

        We and our affiliates in the past have provided, currently are providing, and in the future may provide investment banking, commercial banking and other financial services to Allied and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or as acting as arranger, book manager and administrative agent for, and lender under, certain credit facilities of Allied (the "Credit Facilities"), (ii) having acted or as acting as manager, agent and/or book runner for certain debt and equity offerings and trades by Allied and (iii) having provided or providing certain foreign exchange and treasury management products and services to Allied. In addition, Banc of America Specialist Inc., an affiliate of ours, acts as a specialist for Allied Common Stock on the New York Stock Exchange. As you are aware, in connection with Allied's default under the Credit Facilities earlier this year, certain of our affiliates (in the capacities set forth above) exercised certain rights under, and subsequently participated in negotiations with Allied which resulted in a restructuring of, the Credit Facilities and certain of Allied's other debt obligations. Pursuant to the terms of the Credit Facilities, the entire outstanding indebtedness thereunder would be required to be repaid upon consummation of the Transaction.

        In addition, we and our affiliates in the past have provided, currently are providing, and in the future may provide investment banking, commercial banking and other financial services to Ares and its affiliates and have received or in the future may receive compensation for the rendering of these services, including having acted or acting as (i) underwriter or dealer manager for certain equity offerings of Ares (including Ares' initial public offering), (ii) syndication agent for, and lender under, certain credit facilities of Ares and (iii) financial advisor to certain of Ares' affiliates in connection with certain mergers and acquisitions transactions. Additionally, certain of our affiliates are limited partners of certain private investment funds affiliated with Ares.

        It is understood that this letter is for the benefit and use of the Board of Directors of Allied in connection with and for purposes of its evaluation of the Transaction and is not rendered to or for the benefit of, and shall not confer rights or remedies upon, any person other than the Board of Directors of Allied.

        Our opinion is necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof. As you are aware, the credit, financial and stock markets have been experiencing unusual volatility and we express no opinion or view as to any potential effects of such volatility on Allied, Ares or the Transaction. It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise, or reaffirm this opinion. The issuance of this opinion was approved by the U.S. Fairness Opinion (and Valuation Letter) Committee of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

        Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion on the date hereof that the Exchange Ratio provided for in the Transaction is fair, from a financial point of view, to the holders of Allied Common Stock.

Very truly yours,

/s/ MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

ANNEX C

Opinion of Sandler O'Neill & Partners, L.P.

October 25, 2009

Board of Directors
Allied Capital Corporation
1919 Pennsylvania Avenue, N.W.
Washington, D.C. 20006

Ladies and Gentlemen:

        Allied Capital Corporation ("Allied"), Ares Capital Corporation ("ACC") and ARCC Odyssey Corp., a wholly-owned subsidiary of ACC ("Merger Sub") have entered into an Agreement and Plan of Merger, dated as of October 26, 2009 (the "Agreement"), pursuant to which Merger Sub will be merged with and into Allied, with Allied as the surviving entity (the "Merger"). Under the terms of the Agreement, upon consummation of the Merger, each share of Allied common stock, par value $0.0001 per share, issued and outstanding immediately prior to the Merger (the "Allied Common Stock"), except for certain shares as specified in the Agreement, will be converted into the right to receive 0.325 (the "Exchange Ratio") shares of common stock, par value $0.001 per share, of ACC (the "ACC Common Stock"). The terms and conditions of the Merger are more fully set forth in the Agreement. Capitalized terms not defined in this opinion have the meanings given them in the Agreement. You have requested our opinion as to the fairness, from a financial point of view, of the Exchange Ratio to the holders of Allied Common Stock.

        Sandler O'Neill & Partners, L.P., as part of its investment banking business, is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions. In connection with this opinion, we have reviewed, among other things: (i) the Agreement; (ii) certain publicly available financial statements and other historical financial information of Allied that we deemed relevant; (iii) certain publicly available financial statements and other historical financial information of ACC that we deemed relevant; (iv) internal financial projections for Allied as prepared by and reviewed with senior management of Allied for the quarter ended September 30, 2009 and for the years ending December 31, 2009, 2010, 2011 and 2012; (v) internal financial projections for ACC as prepared by and reviewed with senior management of ACC for the quarter ended September 30, 2009 and for the years ending December 31, 2009, 2010, 2011 and 2012; (vi) the pro forma financial impact of the Merger on ACC, based on assumptions relating to transaction expenses, purchase accounting adjustments, debt refinancing, balance sheet restructuring, cost savings and other synergies as determined by, and discussed with, the senior managements of Allied and ACC; (viii) the publicly reported historical price and trading activity for Allied's and ACC's common stock, including a comparison of certain financial and stock market information for Allied and ACC with similar publicly available information for certain other companies the securities of which are publicly traded; (ix) to the extent publicly available, the financial terms of certain recent business combinations we deemed relevant; (x) the current market environment generally and the financial services environment in particular; and (xi) such other information, financial studies, analyses and investigations and financial, economic and market criteria as we considered relevant. We also discussed with certain members of senior management of Allied the business, financial condition, results of operations and prospects of Allied. We also held similar discussions with certain members of senior management of ACC regarding the business, financial condition, results of operations and prospects of ACC.

        In performing our review, we have relied upon the accuracy and completeness of all of the financial and other information that was available to us from public sources, that was provided to us by Allied and ACC or their respective representatives or that was otherwise reviewed by us and have assumed such accuracy and completeness for purposes of rendering this opinion. We have further relied on the assurances of management of Allied and ACC that they are not aware of any facts or circumstances that would make any of such information inaccurate or misleading. We have not been asked to and have not undertaken an independent verification of any of such information and we do not assume any responsibility or liability for the accuracy or completeness thereof. We did not make an independent evaluation or appraisal of the specific assets, the collateral securing assets or the liabilities (contingent or otherwise) of Allied or ACC or any of their subsidiaries, or the collectability of any such assets, nor have we been furnished with any such evaluations or appraisals.

        With respect to the internal financial projections provided by Allied's management, the internal financial projections provided by ACC's management and the anticipated transaction expenses, purchase accounting adjustments, debt refinancing, balance sheet restructuring, cost savings and other synergies and other information determined by the managements of Allied and ACC and used by Sandler O'Neill in its analyses, the respective managements Allied and ACC confirmed to us that they reflected the best currently available projections and judgments of such respective managements and we assumed that such performances would be achieved. We express no opinion as to such financial projections, earnings and growth projections or the assumptions on which they are based. We have also assumed that there has been no material change in Allied's and ACC's assets, financial condition, results of operations, business or prospects since the date of the most recent financial statements made available to us. We have assumed in all respects material to our analysis that Allied and ACC will remain as going concerns for all periods relevant to our analyses, that each party to the Agreement will perform all of the material covenants required to be performed by such party under the Agreement, that the conditions precedent in the Agreement are not waived and that the Merger will qualify as a tax-free reorganization for federal income tax purposes. We express no opinion as to any of the legal, accounting and tax matters relating to the Merger and the other transactions contemplated by the Agreement.

        Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof could materially affect this opinion. We have not undertaken to update, revise, reaffirm or withdraw this opinion or otherwise comment upon events occurring after the date hereof. We are expressing no opinion herein as to what the value of ACC's common stock will be when issued to Allied shareholders pursuant to the Agreement or the prices at which Allied's or ACC's common stock may trade at any time.

        We will receive a fee for rendering this opinion. We have not participated in any of the negotiations leading up to the execution of the Agreement. Allied has also agreed to indemnify us against certain liabilities arising out of our engagement. In the ordinary course of our business as a broker-dealer, we may purchase securities from and sell securities to Allied and ACC and their affiliates. We may also actively trade the equity or debt securities of Allied and ACC or their affiliates for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

        Our opinion is directed to the Board of Directors of Allied in connection with its consideration of the Merger and does not constitute a recommendation to any shareholder of Allied as to how such shareholder should vote at any meeting of shareholders called to consider and vote upon the Merger. Our opinion is directed only to the fairness, from a financial point of view, of the Exchange Ratio to holders of Allied Common Stock and does not address the underlying business decision of Allied to engage in the Merger, the relative merits of the Merger as compared to any other alternative business strategies that might exist for Allied or the effect of any other transaction in which Allied might engage. Our opinion is not to be quoted or referred to, in whole or in part, in a registration statement, prospectus, proxy statement or in any other document, nor shall this opinion be used for any other purposes, without Sandler O'Neill's prior written consent, which will not be unreasonably withheld. This

Opinion has been approved by Sandler O'Neill's fairness opinion committee. We do not express any opinion as to the fairness of the amount or nature of the compensation to be received in the Merger by Allied's officers, directors, or employees, or class of such persons, relative to the compensation to be received in the Merger by any other shareholders Allied.

        Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio is fair to the holders of Allied Common Stock from a financial point of view.

Very truly yours,

/s/ SANDLER O'NEILL & PARTNERS, L.P.

ANNEX D

Opinion of J.P. Morgan Securities Inc.

October 26, 2009

The Board of Directors
Ares Capital Corporation
280 Park Avenue, 22nd Floor
Building East
New York, NY 10017

Members of the Board of Directors:

        You have requested our opinion as to the fairness, from a financial point of view, to Ares Capital Corporation (the "Company") of the Exchange Ratio (as defined below) in the proposed merger (the "Transaction") of a wholly-owned subsidiary ("Merger Subsidiary") of the Company with Allied Capital Corporation (the "Merger Partner"). Pursuant to the Agreement and Plan of Merger, dated as of October 26, 2009 (the "Agreement"), among the Company, Merger Subsidiary and the Merger Partner, the Merger Partner will become a wholly-owned subsidiary of the Company, and each outstanding share of common stock, par value $.0001 per share, of the Merger Partner (the "Merger Partner Common Stock"), other than shares of Merger Partner Common Stock owned by the Company or any of its subsidiaries (including Merger Subsidiary), will be converted into the right to receive) 0.325 shares (the "Exchange Ratio") of the Company's common stock, par value $.001 per share (the "Company Common Stock").

        In arriving at our opinion, we have (i) reviewed the Agreement; (ii) reviewed certain publicly available business and financial information concerning the Merger Partner and the Company and the industries in which they operate; (iii) compared the proposed financial terms of the Transaction with the publicly available financial terms of certain transactions involving companies we deemed relevant and the consideration paid for such companies; (iv) compared the financial and operating performance of the Merger Partner and the Company with publicly available information concerning certain other companies we deemed relevant and reviewed the current and historical market prices of the Merger Partner Common Stock and the Company Common Stock and certain publicly traded securities of such other companies; (v) reviewed certain internal financial analyses and forecasts prepared by or at the direction of the managements of the Merger Partner and the Company relating to their respective businesses, as well as the estimated amount and timing of the cost savings and related expenses and synergies expected to result from the Transaction (the "Synergies"); (vi) reviewed the reports prepared by Valuation Research Corporation (collectively, the "Valuation Report"); and (vii) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.

        In addition, we have held discussions with certain members of the management of the Merger Partner and the Company with respect to certain aspects of the Transaction, and the past and current business operations of the Merger Partner and the Company, the financial condition and future prospects and operations of the Merger Partner and the Company, the effects of the Transaction on the financial condition and future prospects of the Company, and certain other matters we believed necessary or appropriate to our inquiry.

        In giving our opinion, we have relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with us by the Merger Partner and the Company or otherwise reviewed by or for us, and we have not independently verified (nor have we assumed responsibility or liability for independently verifying) any such information or its accuracy or completeness. We have not conducted or been provided with, other than the Valuation Report, any valuation or appraisal of any assets or liabilities, including the respective investment portfolios of the Merger Partner and the Company, nor have we evaluated the solvency of the Merger Partner or the Company under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to us or derived therefrom (including the Synergies, the capital and debt structures of the Merger Partner and the Company, and the cost of capital and interest rates applicable to the Merger Partner and the Company), we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Merger Partner and the Company to which such analyses or forecasts relate. In relying on the Valuation Report we have assumed that it has been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management. We express no view as to such analyses or forecasts (including the Synergies, the capital and debt structures of the Merger Partner and the Company, and the cost of capital and interest rates applicable to the Merger Partner and the Company) or the Valuation Report or the assumptions on which they were based. We have also assumed that the Transaction and the other transactions contemplated by the Agreement will qualify as a tax-free reorganization for United States federal income tax purposes, and will be consummated as described in the Agreement. We have also assumed that the representations and warranties made by the Company and the Merger Partner in the Agreement and any related agreements are and will be true and correct in all ways material to our analysis. We are not legal, regulatory or tax experts and have relied on the assessments made by advisors to the Company with respect to such issues. We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Merger Partner or the Company or on the contemplated benefits of the Transaction.

        Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, to the Company of the Exchange Ratio in the proposed Transaction and we express no opinion as to the fairness of the Transaction to the holders of any class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Transaction. Furthermore, we express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the Transaction, or any class of such persons, relative to the Exchange Ratio in the Transaction or with respect to the fairness of any such compensation. We are expressing no opinion herein as to the price at which the Merger Partner Common Stock or the Company Common Stock will trade at any future time.

        We have acted as financial advisor to the Company with respect to the proposed Transaction and will receive a fee from the Company for our services in rendering this opinion as well as an additional fee which will become payable only if the proposed Transaction is consummated. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. During the two years preceding the date of this letter, we and our affiliates have had commercial or investment banking relationships with the Company and the Merger Partner for which we and such affiliates have received customary compensation. Such services during such period have included: (i) acting as bookrunner for the offering of the Company Common Stock in August 2009, (ii) acting as dealer-manager for the Company's rights offering in April 2008, and (iii) acting as bookrunner, manager, and placement agent for the Company's Collateralized Loan Obligation transactions in April 2008 and December 2007. In addition, our commercial banking affiliate is an agent bank and a lender under the

Company's outstanding revolving credit facility, is a lender under Ares Management LLC's outstanding revolving credit facility and was a lender under the Merger Partner's revolving credit facility until March 2008, and performs treasury, security and cash management services for the Merger Partner, for which it receives or received customary compensation or other financial benefits. In the ordinary course of our businesses, we and our affiliates may actively trade the debt and equity securities of the Company or the Merger Partner for our own account or for the accounts of customers and, accordingly, we may at any time hold long or short positions in such securities.

        On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the Exchange Ratio in the proposed Transaction is fair, from a financial point of view, to the Company.

        The issuance of this opinion has been approved by a fairness opinion committee of J.P. Morgan Securities Inc. This letter is provided to the Board of Directors of the Company in connection with and for the purposes of its evaluation of the Transaction. This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Transaction or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except as specifically provided in our engagement letter with the Company or with our prior written approval. This opinion may be reproduced in full in any proxy or information statement relating to the Merger mailed to shareholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.

Very truly yours,
J.P. MORGAN SECURITIES INC.
/s/ J.P. Morgan Securities Inc.

 PART C

OTHER INFORMATION

Item 15.    Indemnification.

        Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Ares Capital's charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

        Ares Capital's charter authorizes Ares Capital, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to obligate Ares Capital to indemnify any present or former director or officer or any individual who, while a director or officer and at Ares Capital's request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Ares Capital's bylaws obligate Ares Capital, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at Ares Capital's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in that capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit Ares Capital to indemnify and advance expenses to any person who served a predecessor of Ares Capital in any of the capacities described above and any of Ares Capital's employees or agents or any employees or agents of Ares Capital's predecessor. In accordance with the Investment Company Act, Ares Capital will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition to the indemnification provided for in Ares Capital's bylaws, Ares Capital has entered into indemnification agreements with each of Ares Capital's current directors and certain of Ares Capital's officers and with members of Ares Capital's investment adviser's investment committee and Ares Capital intends to enter into indemnification agreements with each of Ares Capital's future directors, members of Ares Capital's investment adviser's investment committee and certain of Ares Capital's officers. The indemnification agreements attempt to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities which such person may incur by reason of his or her status as a present or former director or officer or member of Ares Capital's investment adviser's investment committee in any action or proceeding arising out of the performance of such person's services as a present or former director or officer or member of Ares Capital's investment adviser's investment committee.

        Maryland law requires a corporation (unless its charter provides otherwise, which Ares Capital's charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (1) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

        The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Capital's investment adviser Ares Capital Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Ares Capital for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the investment adviser's services under the investment advisory and management agreement or otherwise as an investment adviser of Ares Capital.

        The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Operations and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Ares Capital for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Operations' services under the administration agreement or otherwise as administrator for Ares Capital.

        Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of Ares Capital pursuant to the foregoing provisions, or otherwise, Ares Capital has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Ares Capital of expenses incurred or paid by a director, officer or controlling person of Ares Capital in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Ares Capital will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.    Exhibits.

(1)	Articles of Amendment and Restatement, as amended*
(2)	Second Amended and Restated Bylaws(A)
(3)	Not applicable
(4)	Agreement and Plan of Merger, dated October 26, 2009, among the Registrant, ARCC Odyssey Corp. and Allied Capital Corporation(X)
(5)	Form of Stock Certificate(B)
(6)	Amended and Restated Investment Advisory and Management Agreement between the Registrant and Ares Capital Management LLC(D)

(7)(a)	Form of Underwriting Agreement for Equity Securities(S)
(7)(b)	Form of Underwriting Agreement for Debt Securities(S)
(8)	Not applicable
(9)	Amended and Restated Custodian Agreement between the Registrant and U.S. Bank National Association(U)
(10)	Not applicable
(11)	Opinion and Consent of Venable LLP, Maryland, counsel for the Registrant**
(12)(a)	Opinion and Consent of Proskauer Rose LLP, as to certain tax matters**
(12)(b)	Opinion and Consent of Sullivan & Cromwell LLP, as to certain tax matters**
(13)(a)	Amended and Restated Administration Agreement between the Registrant and Ares Operations LLC(E)
(13)(b)	Trademark License Agreement between the Registrant and Ares Management(C)
(13)(c)	Form of Indemnification Agreement between the Registrant and directors and certain officers(B)
(13)(d)	Form of Indemnification Agreement between the Registrant and the members of the Ares Capital Management LLC investment committee(B)
(13)(e)	Purchase and Sale Agreement, dated as of November 3, 2004, by and among the Registrant and Ares Capital CP Funding LLC(F)
(13)(f)	Amendment No. 1 to the Purchase and Sale Agreement, dated as of May 7, 2009, by and between Ares Capital CP Funding LLC as buyer and the Registrant as seller(U)
(13)(g)
Sale and Servicing Agreement, dated as of November 3, 2004, among Ares Capital CP Funding LLC, as borrower, the Registrant as servicer, certain conduits and institutional lenders agented by Wachovia Capital Markets, LLC, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(F)
(13)(h)
Amendment No. 1 to Sale and Servicing Agreement, dated as of December 30, 2004, by and among Ares Capital CP Funding LLC, the Registrant, each of the conduit purchasers and institutional purchasers from time to time party thereto, each of the purchaser agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(G)
(13)(i)
Amendment No. 2 to Sale and Servicing Agreement, dated as of April 8, 2005, among Ares Capital CP Funding LLC, the Registrant, each of the conduit purchasers and institutional purchasers from time to time party thereto, each of the purchaser agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(H)
(13)(j)
Amendment No. 3 to Sale and Servicing Agreement, dated as of October 31, 2005, among Ares Capital CP Funding LLC, the registrant, each of the conduit purchasers and Institutional Purchasers from time to time party thereto, each of the purchaser agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(I)

(13)(k)	Amendment No. 4 to Sale and Servicing Agreement, dated as of November 14, 2005, among Ares Capital CP Funding LLC, the Registrant, each of the conduit purchasers and institutional purchasers from time to time party thereto, each of the purchaser agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(J)
(13)(l)
Amendment No. 5 to Sale and Servicing Agreement, dated as of December 28, 2005, by and among Ares Capital CP Funding LLC, the Registrant, each of the conduit purchasers and institutional purchasers from time to time party thereto, each of the purchaser agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(G)
(13)(m)
Amendment No. 6 to Sale and Servicing Agreement, dated as of November 1, 2006, among Ares Capital CP Funding LLC, the Registrant, each of the conduit purchasers and institutional purchasers from time to time party thereto, each of the purchaser agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(K)
(13)(n)
Waiver and Amendment No. 7 to Sale and Servicing Agreement, dated as of March 8, 2007, by and among Ares Capital CP Funding LLC, the Registrant, each of the conduit purchasers and institutional purchasers from time to time party thereto, each of the purchaser agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the backup servicer(G)
(13)(o)
Waiver and Amendment No. 8 to Sale and Servicing Agreement, dated as of August 6, 2007, by and among Ares Capital CP Funding LLC, the Registrant, each of the conduit purchasers and institutional purchasers from time to time party thereto, each of the purchaser agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the backup servicer(G)
(13)(p)
Amendment No. 9 to Sale and Servicing Agreement, dated as of October 18, 2007, by and among Ares Capital CP Funding LLC, the Registrant, each of the Conduit Purchasers and Institutional Purchasers from time to time party thereto, each of the purchaser agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent and purchaser agent with respect to Variable Funding Capital Company LLC as conduit purchaser, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(L)
(13)(q)
Amendment No. 10 to Sale and Servicing Agreement, dated as of July 22, 2008, by and among Ares Capital CP Funding LLC, the Registrant, each of the conduit purchasers and institutional purchasers from time to time party thereto, each of the purchaser agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent and purchaser agent with respect to Variable Funding Capital Company LLC as conduit purchaser, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(M)

(13)(r)	Amendment No. 11 to Sale and Servicing Agreement, dated as of September 8, 2008, by and among Ares Capital CP Funding LLC, the Registrant, each of the conduit purchasers and institutional purchasers from time to time party thereto, each of the purchaser agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent and purchaser agent with respect to Variable Funding Capital Company LLC as conduit purchaser, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(N)
(13)(s)
Amendment No. 12 to Sale and Servicing Agreement, dated as of December 5, 2008, by and among Ares Capital CP Funding LLC, the Registrant, each of the conduit purchasers and institutional purchasers from time to time party thereto, each of the purchaser agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent and purchaser agent with respect to Variable Funding Capital Company LLC, as conduit purchaser, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(O)
(13)(t)
Amendment No. 13 to Sale and Servicing Agreement, dated as of May 7, 2009, by and among Ares Capital CP Funding LLC as borrower, the Registrant as originator and servicer, each of the conduit purchasers and institutional purchasers from time to time party thereto, each of the purchaser agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent and purchaser agent with respect to Variable Funding Capital Company LLC, as conduit purchaser, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(T)
(13)(u)	Master Participation Agreement, dated as of July 7, 2006, between Ares Capital CP Funding LLC and the Registrant(P)
(13)(v)	Senior Secured Revolving Credit Agreement, dated as of December 28, 2005, among the Registrant, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent(Q)
(13)(w)
First Amendment Agreement and Waiver, dated as of November 13, 2007, between the Registrant as borrower, Ares Capital FL Holdings LLC, ARCC CIC Flex Corp., ARCC Imperial Corporation and ARCC Imperial LLC as subsidiary guarantors and BMO Capital Markets Financing, Inc., Merrill Lynch Capital Corporation, SunTrust Bank, Commerzbank AG, New York and Grand Cayman Branches, UBS Loan Finance LLC, JPMorgan Chase Bank, N.A., Wachovia Bank, National Association and KBC Bank N.V., as lenders(R)
(13)(x)
Sale and Servicing Agreement, dated as of July 7, 2006, among ARCC Commercial Loan Trust 2006, as issuer, ARCC CLO 2006 LLC, as trust depositor, the Registrant, as originator and as servicer, U.S. Bank National Association, as trustee and as collateral administrator, Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as backup servicer, and Wilmington Trust Company, as owner trustee(P)
(13)(y)	Commercial Loan Sale Agreement, dated as of July 7, 2006, between the Registrant and ARCC CLO 2006 LLC(P)
(13)(z)	Amendment No. 1 to the Commercial Loan Sale Agreement, dated as of July 17, 2009, between the Registrant and ARCC CLO 2006 LLC(V)
(13)(aa)	Indenture, dated as of July 7, 2006, between ARCC Commercial Loan Trust 2006 and U.S. Bank National Association(P)
(13)(bb)	Amended and Restated Trust Agreement, dated as of July 7, 2006, among ARCC CLO 2006 LLC, Wilmington Trust Company and U.S. Bank National Association(P)

(13)(cc)	Collateral Administration Agreement, dated as of July 7, 2006, among ARCC Commercial Loan Trust 2006, the Registrant and U.S. Bank National Association(P)
(13)(dd)	Class A-1A VFN Purchase Agreement, dated as of July 7, 2006, among ARCC Commercial Loan Trust 2006, U.S. Bank National Association and other Class A-1A VFN noteholders party thereto(P)
(13)(ee)
Note Purchase Agreement, dated as of July 21, 2009, among Ares Capital Corporation, as servicer and transferor, Ares Capital CP Funding II LLC, as borrower, Ares Capital CP Funding LLC, as guarantor, Wachovia Bank, National Association, as note purchaser and agent, Wells Fargo Bank, National Association, as collateral custodian, and U.S. Bank National Association, as trustee and bank(W)
(13)(ff)	First Tier Purchase and Sale Agreement, dated as of July 21, 2009, among Ares Capital Corporation, as seller, and Ares Capital CP Funding Holdings II LLC, as purchaser(W)
(13)(gg)	Second Tier Purchase and Sale Agreement, dated as of July 21, 2009, among Ares Capital CP Funding Holdings II LLC, as seller, and Ares Capital CP Funding II LLC, as purchaser(W)
(13)(hh)	Dividend Reinvestment Plan(A)
(14)(a)	Consent of independent registered public accounting firm for the Registrant*
(14)(b)	Consent of independent registered public accounting firm for Allied Capital Corporation for audited financial statements*
(14)(c)	Consent of independent registered public accounting firm for Allied Capital Corporation for interim financial information*
(14)(d)	Opinion of independent registered public accounting firm for the Registrant, regarding "senior securities" table contained herein(S)
(14)(e)	Opinion of independent registered public accounting firm for Allied Capital Corporation, regarding "senior securities" table contained herein*
(15)	Not applicable
(16)	Power of Attorney (included on signature page hereto)
(17)(a)	Form of Proxy Card of Allied Capital Corporation*
(17)(b)	Form of Proxy Card of Ares Capital Corporation*
(17)(c)	Consent of Bank of America/Merrill Lynch, Pierce, Fenner & Smith Incorporated*
(17)(d)	Consent of Sandler O'Neill & Partners, L.P.*
(17)(e)	Consent of J.P. Morgan Securities Inc.*

*
Filed herewith.

**
To be filed by amendment.

(A)
Incorporated by reference to Exhibits 3.1 and 10.1, as applicable, to the Registrant's Form 8-K (File No. 814-0063), filed on February 27, 2009.

(B)
Incorporated by reference to Exhibits (d), (k)(4) and (k)(5), as applicable, to the Registrant's pre-effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-114656), filed on September 28, 2004.

(C)
Incorporated by reference to Exhibit (k)(3) to the Registrant's pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-114656), filed on September 17, 2004.

(D)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on June 5, 2006.

(E)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended June 30, 2007, filed on August 9, 2007.

(F)
Incorporated by reference to Exhibits 10.1 and 10.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on November 8, 2004.

(G)
Incorporated by reference to Exhibits 10.11, 10.15, 10.17 and 10.18, as applicable, to the Registrant's Form 10-K (File No. 814-00663) for the fiscal year ended December 31, 2008, filed on March 2, 2009.

(H)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on April 12, 2005.

(I)
Incorporated by reference to Exhibit 10.12 to the Registrant's Form 10-K (File No. 814-00663) for the year ended December 31, 2005, filed on February 28, 2006.

(J)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on November 14, 2005.

(K)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended September 30, 2006, filed on November 8, 2006.

(L)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on October 23, 2007.

(M)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on July 24, 2008.

(N)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on September 10, 2008.

(O)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on December 9, 2008.

(P)
Incorporated by reference to Exhibits 10.2 through 10.8, as applicable, to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended June 30, 2006, filed on August 9, 2006.

(Q)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on December 30, 2005.

(R)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on November 14, 2007.

(S)
Incorporated by reference to Exhibits (h)(1), (h)(2) and (n)(2), as applicable, to the Registrant's Registration Statement under the Securities Act of 1933, on Form N-2 (File No. 333-158211), filed on March 25, 2009.

(T)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on May 11, 2009.

(U)
Incorporated by reference to Exhibits (j) and (k)(6), as applicable, to the Registrant's pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-158211), filed on May 28, 2009.

(V)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended June 30, 2009, filed on August 6, 2009.

(W)
Incorporated by reference to Exhibit 10.1, 10.2 and 10.3, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on July 27, 2009.

(X)
Incorporated by reference to Exhibit 2.1 to the Registrant's Form 8-K (File No. 814-00663), filed on October 30, 2009.

Item 17.    Undertakings.

        (1)   The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

        (2)   The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

 SIGNATURES

        As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 16th day of December, 2009.

ARES CAPITAL CORPORATION
By:	/s/ MICHAEL J. AROUGHETI Michael J. Arougheti President

        As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ MICHAEL J. AROUGHETI Michael J. Arougheti	President and Director (principal executive officer)	December 16, 2009

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints Michael J. Arougheti, Richard S. Davis and Michael D. Weiner, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement on Form N-14, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ RICHARD S. DAVIS Richard S. Davis	Chief Financial Officer (principal financial and accounting officer)	December 16, 2009
/s/ DOUGLAS E. COLTHARP Douglas E. Coltharp	Director	December 16, 2009
/s/ FRANK E. O'BRYAN Frank E. O'Bryan	Director	December 16, 2009
/s/ GREGORY W. PENSKE Gregory W. Penske	Director	December 16, 2009
/s/ ROBERT L. ROSEN Robert L. Rosen	Director	December 16, 2009

SIGNATURE	TITLE	DATE

/s/ BENNETT ROSENTHAL Bennett Rosenthal	Chairman and Director	December 16, 2009
/s/ ERIC B. SIEGEL Eric B. Siegel	Director	December 16, 2009